UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: October 31, 2019

Date of reporting period: November 1, 2018 through April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation1

Equity Funds	40.1%
Fixed Income Funds	32.8%
Investment Contract	18.6%
Alternative Assets	5.5%
Other assets in excess of liabilities	3.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	27.9%
Nationwide Contract	19.2%
Nationwide Bond Index Fund, Class R6	18.2%
Nationwide International Index Fund, Class R6	9.4%
Nationwide Core Plus Bond Fund, Class R6	9.1%
Nationwide Inflation-Protected Securities Fund, Class R6	6.6%
Nationwide Amundi Strategic Income Fund, Class R6	5.6%
Nationwide Mid Cap Market Index Fund, Class R6	2.4%
iShares Core MSCI Emerging Markets ETF	1.6%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,056.70	3.26	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64
Class C Shares	Actual	(b)	1,000.00	1,053.10	6.47	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.50	6.36	1.27
Class R Shares	Actual	(b)	1,000.00	1,054.30	4.48	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,058.10	0.71	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.10	0.70	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	1,059.40	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund

Investment Companies 76.8%

	Shares	Value

Alternative Assets 5.5%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	93,299	$960,045

Total Alternative Assets (cost $969,273)		960,045

Equity Funds 38.5%
Nationwide International Index Fund, Class R6 (a)	205,101	1,605,941
Nationwide Mid Cap Market Index Fund, Class R6 (a)	26,325	411,462
Nationwide Multi-Cap Portfolio, Class R6 (a)	424,258	4,768,664

Total Equity Funds (cost $6,442,182)		6,786,067

Fixed Income Funds 32.8%
Nationwide Bond Index Fund, Class R6 (a)	284,801	3,101,478
Nationwide Core Plus Bond Fund, Class R6 (a)	154,776	1,560,137
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	114,140	1,119,714

Total Fixed Income Funds (cost $5,782,967)		5,781,329

Total Investment Companies (cost $13,194,422)		13,527,441

Exchange Traded Fund 1.6%
Equity Fund 1.6%
iShares Core MSCI Emerging Markets ETF	5,109	269,960

Total Exchange Traded Fund (cost $283,492)		269,960

Investment Contract 18.6%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(b)	$3,272,753	3,272,753

Total Investment Contract (cost $3,272,753)		3,272,753

Total Investments (cost $16,750,667) — 97.0%		17,070,154

Other assets in excess of liabilities — 3.0%		536,957

NET ASSETS — 100.0%		$17,607,111

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $16,467,175)	$16,800,194
Investment security of unaffiliated issuer, at value (cost $283,492)	269,960
Cash	545,387
Interest receivable	1,015
Receivable for capital shares issued	6,603

Total Assets	17,623,159

Liabilities:
Payable for investments purchased	6,679
Payable for capital shares redeemed	6
Accrued expenses and other payables:
Investment advisory fees	1,928
Distribution fees	4,799
Administrative servicing fees	2,437
Trustee fees	61
Professional fees	138

Total Liabilities	16,048

Net Assets	$17,607,111

Represented by:
Capital	$17,391,699
Total distributable earnings (loss)	215,412

Net Assets	$17,607,111

Net Assets:
Class A Shares	$5,148,372
Class C Shares	719,930
Class R Shares	7,537,255
Class R6 Shares	4,176,791
Institutional Service Class Shares	24,763

Total	$17,607,111

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	635,558
Class C Shares	89,630
Class R Shares	933,903
Class R6 Shares	514,762
Institutional Service Class Shares	3,054

Total	2,176,907

6

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.10
Class C Shares (b)	$8.03
Class R Shares	$8.07
Class R6 Shares	$8.11
Institutional Service Class Shares	$8.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.59

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$184,022
Interest income from affiliated issuers	43,768
Dividend income from unaffiliated issuers	6,596
Interest income (unaffiliated)	3,366

Total Income	237,752

EXPENSES:
Investment advisory fees	11,516
Distribution fees Class A	6,873
Distribution fees Class C	3,802
Distribution fees Class R	18,320
Administrative servicing fees Class A	6,873
Administrative servicing fees Class C	517
Administrative servicing fees Class R	9,160
Professional fees	156
Trustee fees	280

Total Expenses	57,497

NET INVESTMENT INCOME	180,255

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	398,953
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(109,104)
Transactions in investment securities of unaffiliated issuers	(78,630)
Expiration or closing of futures contracts (Note 2)	(14,915)

Net realized gains	196,304

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	546,601
Investment securities of unaffiliated issuers	59,928

Net change in unrealized appreciation/depreciation	606,529

Net realized/unrealized gains	802,833

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$983,088

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$180,255	$361,571
Net realized gains	196,304	916,433
Net change in unrealized appreciation/depreciation	606,529	(1,333,280)

Change in net assets resulting from operations	983,088	(55,276)

Distributions to Shareholders From:
Distributable earnings:
Class A	(308,554)	(243,531)
Class C	(36,493)	(53,731)
Class R	(390,988)	(355,720)
Class R6	(231,833)	(211,444)
Institutional Service Class	(1,299)	(1,245)

Change in net assets from shareholder distributions	(969,167)	(865,671)

Change in net assets from capital transactions	(704,620)	(3,398,830)

Change in net assets	(690,699)	(4,319,777)

Net Assets:
Beginning of period	18,297,810	22,617,587

End of period	$17,607,111	$18,297,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$576,397	$1,918,625
Dividends reinvested	308,071	243,389
Cost of shares redeemed	(1,368,125)	(2,739,993)

Total Class A Shares	(483,657)	(577,979)

Class C Shares
Proceeds from shares issued	27,263	143,500
Dividends reinvested	36,493	53,731
Cost of shares redeemed	(302,227)	(734,314)

Total Class C Shares	(238,471)	(537,083)

Class R Shares
Proceeds from shares issued	622,641	886,489
Dividends reinvested	390,988	355,720
Cost of shares redeemed	(997,994)	(3,329,999)

Total Class R Shares	15,635	(2,087,790)

Class R6 Shares
Proceeds from shares issued	1,052,400	1,931,128
Dividends reinvested	231,833	211,444
Cost of shares redeemed	(1,284,097)	(2,335,624)

Total Class R6 Shares	136	(193,052)

9

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$947	$1,480
Dividends reinvested	1,299	1,245
Cost of shares redeemed	(509)	(5,651)

Total Institutional Service Class Shares	1,737	(2,926)

Change in net assets from capital transactions	$(704,620)	$(3,398,830)

SHARE TRANSACTIONS:
Class A Shares
Issued	72,818	229,479
Reinvested	41,212	29,111
Redeemed	(172,721)	(326,478)

Total Class A Shares	(58,691)	(67,888)

Class C Shares
Issued	3,510	17,121
Reinvested	4,928	6,485
Redeemed	(37,541)	(88,897)

Total Class C Shares	(29,103)	(65,291)

Class R Shares
Issued	78,406	106,309
Reinvested	52,535	42,708
Redeemed	(124,688)	(395,176)

Total Class R Shares	6,253	(246,159)

Class R6 Shares
Issued	132,674	228,801
Reinvested	30,972	25,266
Redeemed	(160,861)	(277,314)

Total Class R6 Shares	2,785	(23,247)

Institutional Service Class Shares
Issued	118	177
Reinvested	174	149
Redeemed	(63)	(680)

Total Institutional Service Class Shares	229	(354)

Total change in shares	(78,527)	(402,939)

The accompanying notes are an integral part of these financial statements.

10

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$983,088
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(7,309,396)
Proceeds from disposition of investment securities of affiliated issuers	4,946,330
Purchase of investment securities of unaffiliated issuers	(87,829)
Proceeds from disposition of investment securities of unaffiliated issuers	4,733,656
Reinvestment of dividend income from affiliated issuers	(184,022)
Reinvestment of interest income from affiliated issuers	(43,768)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(546,601)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(59,928)
Reinvestment of net realized gain distributions from affiliated issuers	(398,953)
Net realized loss from investment transactions with affiliated issuers	109,104
Net realized loss from transactions in investment securities of unaffiliated issuers	78,630
Increase in interest and dividends receivable	(1,015)
Decrease in payable for investments purchased	(21,261)
Decrease in investment advisory fees payable	(114)
Decrease in distribution fees payable	(488)
Increase in administrative servicing fees payable	252
Increase in trustee fees payable	8
Increase in professional fees payable	11

Net cash provided by operating activities	2,197,704

Cash flows used in financing activities:
Proceeds from shares issued	2,300,990
Cost of shares redeemed	(3,952,951)
Cash distributions paid to shareholders	(483)

Net cash used in financing activities	(1,652,444)

Net increase in cash	545,260

Cash:
Beginning of period	127

End of period	$545,387

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $968,684.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $626,743.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $4,218,572.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.12	0.08	0.34	0.42	(0.08)	(0.36)	(0.44)	$8.10	5.67%		$5,148,372	0.64%	2.07%	0.64%	46.60%	(g)
Year Ended October 31, 2018	$8.52	0.15	(0.20)	(0.05)	(0.16)	(0.19)	(0.35)	$8.12	(0.59%	)	$5,640,637	0.63%	1.83%	0.63%	38.46%
Year Ended October 31, 2017	$8.18	0.15	0.57	0.72	(0.16)	(0.22)	(0.38)	$8.52	9.11%		$6,495,817	0.62%	1.83%	0.62%	57.25%
Year Ended October 31, 2016	$8.52	0.12	0.10	0.22	(0.14)	(0.42)	(0.56)	$8.18	2.81%		$5,002,312	0.62%	1.52%	0.62%	41.58%
Year Ended October 31, 2015	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%		$4,107,109	0.56%	1.61%	0.56%	38.40%
Year Ended October 31, 2014	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%		$2,784,131	0.62%	1.55%	0.62%	29.54%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.05	0.05	0.34	0.39	(0.05)	(0.36)	(0.41)	$8.03	5.31%		$719,930	1.27%	1.33%	1.27%	46.60%	(g)
Year Ended October 31, 2018	$8.45	0.10	(0.21)	(0.11)	(0.10)	(0.19)	(0.29)	$8.05	(1.30%	)	$956,250	1.28%	1.25%	1.28%	38.46%
Year Ended October 31, 2017	$8.11	0.10	0.57	0.67	(0.11)	(0.22)	(0.33)	$8.45	8.51%		$1,554,626	1.26%	1.26%	1.26%	57.25%
Year Ended October 31, 2016	$8.46	0.07	0.08	0.15	(0.08)	(0.42)	(0.50)	$8.11	2.03%		$1,445,899	1.27%	0.88%	1.27%	41.58%
Year Ended October 31, 2015	$9.04	0.08	(0.07)	0.01	(0.10)	(0.49)	(0.59)	$8.46	0.13%		$1,444,567	1.27%	0.93%	1.27%	38.40%
Year Ended October 31, 2014	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%		$1,566,876	1.20%	0.83%	1.20%	29.54%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$8.10	0.07	0.33	0.40	(0.07)	(0.36)	(0.43)	$8.07	5.43%		$7,537,255	0.88%	1.80%	0.88%	46.60%	(g)
Year Ended October 31, 2018	$8.49	0.13	(0.19)	(0.06)	(0.14)	(0.19)	(0.33)	$8.10	(0.73%	)	$7,511,136	0.89%	1.61%	0.89%	38.46%
Year Ended October 31, 2017	$8.16	0.14	0.55	0.69	(0.14)	(0.22)	(0.36)	$8.49	8.72%		$9,970,294	0.88%	1.66%	0.88%	57.25%
Year Ended October 31, 2016	$8.50	0.10	0.09	0.19	(0.11)	(0.42)	(0.53)	$8.16	2.53%		$11,363,437	0.89%	1.29%	0.89%	41.58%
Year Ended October 31, 2015	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%		$12,866,836	0.88%	1.34%	0.88%	38.40%
Year Ended October 31, 2014	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%		$16,866,896	0.88%	1.14%	0.88%	29.54%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$8.14	0.10	0.33	0.43	(0.10)	(0.36)	(0.46)	$8.11	5.81%		$4,176,791	0.14%	2.54%	0.14%	46.60%	(g)
Year Ended October 31, 2018	$8.54	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.14	(0.08%	)	$4,166,817	0.14%	2.37%	0.14%	38.46%
Year Ended October 31, 2017	$8.20	0.21	0.55	0.76	(0.20)	(0.22)	(0.42)	$8.54	9.63%		$4,569,736	0.13%	2.49%	0.13%	57.25%
Year Ended October 31, 2016	$8.54	0.17	0.09	0.26	(0.18)	(0.42)	(0.60)	$8.20	3.31%		$6,513,396	0.13%	2.04%	0.13%	41.58%
Year Ended October 31, 2015	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%		$7,517,394	0.13%	2.06%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%		$7,386,185	0.13%	1.81%	0.13%	29.54%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.13	0.10	0.34	0.44	(0.10)	(0.36)	(0.46)	$8.11	5.94%		$24,763	0.13%	2.53%	0.13%	46.60%	(g)
Year Ended October 31, 2018	$8.53	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.13	(0.08%	)	$22,970	0.13%	2.37%	0.13%	38.46%
Year Ended October 31, 2017	$8.19	0.19	0.57	0.76	(0.20)	(0.22)	(0.42)	$8.53	9.57%		$27,114	0.19%	2.33%	0.19%	57.25%
Year Ended October 31, 2016	$8.52	0.19	0.05	0.24	(0.15)	(0.42)	(0.57)	$8.19	3.12%		$24,311	0.29%	2.29%	0.29%	41.58%
Year Ended October 31, 2015	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%		$72,638	0.13%	1.98%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%		$22,863	0.13%	1.90%	0.13%	29.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

12

Fund Overview	Nationwide Destination 2015 Fund

Asset Allocation1

Equity Funds	45.1%
Fixed Income Funds	30.9%
Investment Contract	15.6%
Alternative Assets	5.4%
Other assets in excess of liabilities	3.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	28.1%
Nationwide Bond Index Fund, Class R6	16.6%
Nationwide Contract	16.1%
Nationwide International Index Fund, Class R6	12.5%
Nationwide Core Plus Bond Fund, Class R6	9.1%
Nationwide Inflation-Protected Securities Fund, Class R6	6.1%
Nationwide Amundi Strategic Income Fund, Class R6	5.6%
Nationwide Mid Cap Market Index Fund, Class R6	2.9%
iShares Core MSCI Emerging Markets ETF	2.7%
Nationwide Small Cap Index Fund, Class R6	0.3%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

13

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,058.90	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,021.77	3.06	0.61
Class C Shares	Actual	(b)	1,000.00	1,056.00	5.96	1.17
	Hypothetical	(b)(c)	1,000.00	1,018.99	5.86	1.17
Class R Shares	Actual	(b)	1,000.00	1,057.60	4.54	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.38	4.46	0.89
Class R6 Shares	Actual	(b)	1,000.00	1,061.30	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,060.10	1.99	0.39
	Hypothetical	(b)(c)	1,000.00	1,022.86	1.96	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

14

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2015 Fund

Investment Companies 78.8%

	Shares	Value

Alternative Assets 5.4%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	360,797	$3,712,605

Total Alternative Assets (cost $3,753,833)		3,712,605

Equity Funds 42.5%
Nationwide International Index Fund, Class R6 (a)	1,056,648	8,273,551
Nationwide Mid Cap Market Index Fund, Class R6 (a)	124,468	1,945,428
Nationwide Multi-Cap Portfolio, Class R6 (a)	1,654,599	18,597,693
Nationwide Small Cap Index Fund, Class R6 (a)	17,279	176,587

Total Equity Funds (cost $27,198,807)		28,993,259

Fixed Income Funds 30.9%
Nationwide Bond Index Fund, Class R6 (a)	1,009,882	10,997,619
Nationwide Core Plus Bond Fund, Class R6 (a)	598,744	6,035,342
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	407,988	4,002,358

Total Fixed Income Funds (cost $21,029,240)		21,035,319

Total Investment Companies (cost $51,981,880)		53,741,183

Exchange Traded Fund 2.6%
Equity Fund 2.6%
iShares Core MSCI Emerging Markets ETF	33,095	1,748,740

Total Exchange Traded Fund (cost $1,737,238)		1,748,740

Investment Contract 15.6%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(b)	$10,657,312	10,657,312

Total Investment Contract (cost $10,657,312)		10,657,312

Total Investments (cost $64,376,430) — 97.0%		66,147,235

Other assets in excess of liabilities — 3.0%		2,041,844

NET ASSETS — 100.0%		$68,189,079

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2015 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $62,639,192)	$64,398,495
Investment security of unaffiliated issuer, at value (cost $1,737,238)	1,748,740
Cash	2,063,472
Interest receivable	3,851
Receivable for capital shares issued	90,754

Total Assets	68,305,312

Liabilities:
Payable for investments purchased	80,958
Payable for capital shares redeemed	7,251
Accrued expenses and other payables:
Investment advisory fees	7,286
Distribution fees	9,732
Administrative servicing fees	10,202
Trustee fees	254
Professional fees	550

Total Liabilities	116,233

Net Assets	$68,189,079

Represented by:
Capital	$65,387,618
Total distributable earnings (loss)	2,801,461

Net Assets	$68,189,079

Net Assets:
Class A Shares	$5,341,831
Class C Shares	704,679
Class R Shares	19,543,889
Class R6 Shares	16,407,771
Institutional Service Class Shares	26,190,909

Total	$68,189,079

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	645,848
Class C Shares	85,814
Class R Shares	2,374,548
Class R6 Shares	1,976,860
Institutional Service Class Shares	3,163,704

Total	8,246,774

16

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.27
Class C Shares (b)	$8.21
Class R Shares	$8.23
Class R6 Shares	$8.30
Institutional Service Class Shares	$8.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$749,259
Interest income from affiliated issuers	141,655
Dividend income from unaffiliated issuers	38,142
Interest income (unaffiliated)	13,072

Total Income	942,128

EXPENSES:
Investment advisory fees	44,238
Distribution fees Class A	6,729
Distribution fees Class C	4,262
Distribution fees Class R	50,688
Administrative servicing fees Class A	5,964
Administrative servicing fees Class C	136
Administrative servicing fees Class R	25,344
Administrative servicing fees Institutional Service Class	31,871
Professional fees	604
Trustee fees	1,081

Total Expenses	170,917

NET INVESTMENT INCOME	771,211

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	1,713,591
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	187,243
Transactions in investment securities of unaffiliated issuers	(314,950)
Expiration or closing of futures contracts (Note 2)	(65,452)

Net realized gains	1,520,432

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	1,332,949
Investment securities of unaffiliated issuers	299,964

Net change in unrealized appreciation/depreciation	1,632,913

Net realized/unrealized gains	3,153,345

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,924,556

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$771,211	$1,609,772
Net realized gains	1,520,432	3,369,262
Net change in unrealized appreciation/depreciation	1,632,913	(5,038,380)

Change in net assets resulting from operations	3,924,556	(59,346)

Distributions to Shareholders From:
Distributable earnings:
Class A	(318,895)	(345,773)
Class C	(57,763)	(50,237)
Class R	(1,185,104)	(1,330,647)
Class R6	(980,377)	(1,531,449)
Institutional Service Class	(1,475,097)	(1,665,396)

Change in net assets from shareholder distributions	(4,017,236)	(4,923,502)

Change in net assets from capital transactions	(2,030,487)	(18,817,275)

Change in net assets	(2,123,167)	(23,800,123)

Net Assets:
Beginning of period	70,312,246	94,112,369

End of period	$68,189,079	$70,312,246

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$640,677	$1,270,438
Dividends reinvested	318,895	345,773
Cost of shares redeemed	(1,149,686)	(5,369,313)

Total Class A Shares	(190,114)	(3,753,102)

Class C Shares
Proceeds from shares issued	7,400	218,004
Dividends reinvested	57,719	50,190
Cost of shares redeemed	(398,264)	(153,130)

Total Class C Shares	(333,145)	115,064

Class R Shares
Proceeds from shares issued	630,526	1,761,706
Dividends reinvested	1,185,104	1,330,647
Cost of shares redeemed	(3,713,437)	(7,486,321)

Total Class R Shares	(1,897,807)	(4,393,968)

Class R6 Shares
Proceeds from shares issued	2,342,576	4,803,169
Dividends reinvested	980,377	1,531,449
Cost of shares redeemed	(3,390,130)	(14,846,316)

Total Class R6 Shares	(67,177)	(8,511,698)

19

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,026,352	$5,167,772
Dividends reinvested	1,475,097	1,665,396
Cost of shares redeemed	(4,043,693)	(9,106,739)

Total Institutional Service Class Shares	457,756	(2,273,571)

Change in net assets from capital transactions	$(2,030,487)	$(18,817,275)

SHARE TRANSACTIONS:
Class A Shares
Issued	79,729	147,775
Reinvested	42,095	40,350
Redeemed	(143,671)	(614,051)

Total Class A Shares	(21,847)	(425,926)

Class C Shares
Issued	921	26,081
Reinvested	7,684	5,899
Redeemed	(51,395)	(17,986)

Total Class C Shares	(42,790)	13,994

Class R Shares
Issued	80,276	205,590
Reinvested	157,190	156,018
Redeemed	(467,620)	(868,236)

Total Class R Shares	(230,154)	(506,628)

Class R6 Shares
Issued	288,549	549,601
Reinvested	128,938	178,278
Redeemed	(424,368)	(1,721,283)

Total Class R6 Shares	(6,881)	(993,404)

Institutional Service Class Shares
Issued	382,926	596,422
Reinvested	194,337	194,291
Redeemed	(504,263)	(1,051,564)

Total Institutional Service Class Shares	73,000	(260,851)

Total change in shares	(228,672)	(2,172,815)

The accompanying notes are an integral part of these financial statements.

20

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2015 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$3,924,556
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(27,301,708)
Proceeds from disposition of investment securities of affiliated issuers	16,964,752
Purchase of investment securities of unaffiliated issuers	(290,922)
Proceeds from disposition of investment securities of unaffiliated issuers	18,933,515
Reinvestment of dividend income from affiliated issuers	(749,259)
Reinvestment of interest income from affiliated issuers	(141,655)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(1,332,949)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(299,964)
Reinvestment of net realized gain distributions from affiliated issuers	(1,713,591)
Net realized gain from investment transactions with affiliated issuers	(187,243)
Net realized loss from transactions in investment securities of unaffiliated issuers	314,950
Decrease in receivable for investments sold	54,921
Increase in payable for investments purchased	80,958
Decrease in investment advisory fees payable	(664)
Decrease in fund administration fees payable	(325)
Decrease in distribution fees payable	(1,619)
Decrease in administrative servicing fees payable	(956)
Increase in accounting and transfer agent fees payable	254
Decrease in trustee fees payable	(208)
Increase in professional fees payable	358

Net cash provided by operating activities	8,253,201

Cash flows used in financing activities:
Proceeds from shares issued	6,562,289
Cost of shares redeemed	(12,752,243)
Cash distributions paid to shareholders	(44)

Net cash used in financing activities	(6,189,998)

Net increase in cash	2,063,203

Cash:
Beginning of period	269

End of period	$2,063,472

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $4,017,192.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $2,604,505.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $16,922,364.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.30	0.09	0.35	0.44	(0.09)	(0.38)	(0.47)	$8.27	5.89%		$5,341,831	0.61%	2.17%	0.61%	45.74%	(g)
Year Ended October 31, 2018	$8.84	0.16	(0.21)	(0.05)	(0.17)	(0.32)	(0.49)	$8.30	(0.66%	)	$5,541,596	0.62%	1.85%	0.62%	28.01%
Year Ended October 31, 2017	$8.52	0.16	0.74	0.90	(0.17)	(0.41)	(0.58)	$8.84	11.10%		$9,665,357	0.61%	1.93%	0.61%	34.93%
Year Ended October 31, 2016	$9.04	0.12	0.09	0.21	(0.14)	(0.59)	(0.73)	$8.52	2.70%		$9,859,906	0.61%	1.45%	0.61%	25.79%
Year Ended October 31, 2015	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%		$10,533,102	0.54%	1.63%	0.54%	20.91%
Year Ended October 31, 2014	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%		$11,150,884	0.62%	1.52%	0.62%	27.46%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.24	0.07	0.35	0.42	(0.07)	(0.38)	(0.45)	$8.21	5.60%		$704,679	1.17%	1.83%	1.17%	45.74%	(g)
Year Ended October 31, 2018	$8.78	0.11	(0.21)	(0.10)	(0.12)	(0.32)	(0.44)	$8.24	(1.21%	)	$1,059,882	1.18%	1.29%	1.18%	28.01%
Year Ended October 31, 2017	$8.47	0.11	0.73	0.84	(0.12)	(0.41)	(0.53)	$8.78	10.43%		$1,006,455	1.18%	1.32%	1.18%	34.93%
Year Ended October 31, 2016	$9.00	0.07	0.08	0.15	(0.09)	(0.59)	(0.68)	$8.47	2.03%		$896,029	1.18%	0.87%	1.18%	25.79%
Year Ended October 31, 2015	$9.74	0.10	(0.09)	0.01	(0.12)	(0.63)	(0.75)	$9.00	0.08%		$812,211	1.19%	1.05%	1.19%	20.91%
Year Ended October 31, 2014	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%		$1,031,938	1.15%	0.88%	1.15%	27.46%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$8.26	0.08	0.35	0.43	(0.08)	(0.38)	(0.46)	$8.23	5.76%		$19,543,889	0.89%	1.90%	0.89%	45.74%	(g)
Year Ended October 31, 2018	$8.80	0.14	(0.21)	(0.07)	(0.15)	(0.32)	(0.47)	$8.26	(0.92%	)	$21,515,708	0.89%	1.60%	0.89%	28.01%
Year Ended October 31, 2017	$8.48	0.14	0.73	0.87	(0.14)	(0.41)	(0.55)	$8.80	10.84%		$27,379,736	0.88%	1.66%	0.88%	34.93%
Year Ended October 31, 2016	$9.01	0.10	0.07	0.17	(0.11)	(0.59)	(0.70)	$8.48	2.29%		$31,374,559	0.89%	1.20%	0.89%	25.79%
Year Ended October 31, 2015	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%		$41,345,461	0.88%	1.35%	0.88%	20.91%
Year Ended October 31, 2014	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%		$56,452,141	0.88%	1.18%	0.88%	27.46%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$8.33	0.11	0.35	0.46	(0.11)	(0.38)	(0.49)	$8.30	6.13%		$16,407,771	0.13%	2.65%	0.13%	45.74%	(g)
Year Ended October 31, 2018	$8.87	0.21	(0.22)	(0.01)	(0.21)	(0.32)	(0.53)	$8.33	(0.15%	)	$16,519,758	0.14%	2.41%	0.14%	28.01%
Year Ended October 31, 2017	$8.55	0.21	0.73	0.94	(0.21)	(0.41)	(0.62)	$8.87	11.61%		$26,404,668	0.13%	2.46%	0.13%	34.93%
Year Ended October 31, 2016	$9.07	0.16	0.09	0.25	(0.18)	(0.59)	(0.77)	$8.55	3.20%		$33,754,228	0.13%	1.92%	0.13%	25.79%
Year Ended October 31, 2015	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%		$29,077,229	0.13%	2.05%	0.13%	20.91%
Year Ended October 31, 2014	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%		$27,775,167	0.13%	1.86%	0.13%	27.46%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.31	0.09	0.36	0.45	(0.10)	(0.38)	(0.48)	$8.28	6.01%		$26,190,909	0.39%	2.35%	0.39%	45.74%	(g)
Year Ended October 31, 2018	$8.85	0.18	(0.21)	(0.03)	(0.19)	(0.32)	(0.51)	$8.31	(0.40%	)	$25,675,302	0.39%	2.10%	0.39%	28.01%
Year Ended October 31, 2017	$8.53	0.18	0.74	0.92	(0.19)	(0.41)	(0.60)	$8.85	11.35%		$29,656,153	0.38%	2.16%	0.38%	34.93%
Year Ended October 31, 2016	$9.05	0.14	0.09	0.23	(0.16)	(0.59)	(0.75)	$8.53	2.93%		$34,586,322	0.38%	1.68%	0.38%	25.79%
Year Ended October 31, 2015	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%		$43,835,091	0.38%	1.83%	0.38%	20.91%
Year Ended October 31, 2014	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%		$49,742,140	0.38%	1.70%	0.38%	27.46%
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

22

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation1

Equity Funds	51.6%
Fixed Income Funds	31.8%
Investment Contract	10.7%
Alternative Assets	4.0%
Other assets in excess of liabilities	1.9%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	31.7%
Nationwide Bond Index Fund, Class R6	19.9%
Nationwide International Index Fund, Class R6	13.7%
Nationwide Contract	10.9%
Nationwide Core Plus Bond Fund, Class R6	8.0%
Nationwide Inflation-Protected Securities Fund, Class R6	4.5%
Nationwide Amundi Strategic Income Fund, Class R6	4.1%
Nationwide Mid Cap Market Index Fund, Class R6	3.4%
iShares Core MSCI Emerging Markets ETF	3.3%
Nationwide Small Cap Index Fund, Class R6	0.5%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

23

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,064.40	3.22	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,061.20	6.23	1.22
	Hypothetical	(b)(c)	1,000.00	1,018.74	6.11	1.22
Class R Shares	Actual	(b)	1,000.00	1,063.10	4.55	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.38	4.46	0.89
Class R6 Shares	Actual	(b)	1,000.00	1,066.70	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,065.60	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

24

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2020 Fund

Investment Companies 84.1%

	Shares	Value

Alternative Assets 4.0%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	803,732	$8,270,401

Total Alternative Assets (cost $8,368,107)		8,270,401

Equity Funds 48.3%
Nationwide International Index Fund, Class R6 (a)	3,574,627	27,989,331
Nationwide Mid Cap Market Index Fund, Class R6 (a)	450,301	7,038,201
Nationwide Multi-Cap Portfolio, Class R6 (a)	5,788,997	65,068,330
Nationwide Small Cap Index Fund, Class R6 (a)	104,855	1,071,615

Total Equity Funds (cost $95,140,961)		101,167,477

Fixed Income Funds 31.8%
Nationwide Bond Index Fund, Class R6 (a)	3,751,312	40,851,792
Nationwide Core Plus Bond Fund, Class R6 (a)	1,629,832	16,428,709
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	936,655	9,188,587

Total Fixed Income Funds (cost $66,550,052)		66,469,088

Total Investment Companies (cost $170,059,120)		175,906,966

Exchange Traded Fund 3.3%
Equity Fund 3.3%
iShares Core MSCI Emerging Markets ETF	129,249	6,829,517

Total Exchange Traded Fund (cost $6,865,231)		6,829,517

Investment Contract 10.7%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(b)	$22,449,528	22,449,528

Total Investment Contract (cost $22,449,528)		22,449,528

Total Investments (cost $199,373,879) — 98.1%		205,186,011

Other assets in excess of liabilities — 1.9%		4,071,123

NET ASSETS — 100.0%		$209,257,134

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2020 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $192,508,648)	$198,356,494
Investment security of unaffiliated issuer, at value (cost $6,865,231)	6,829,517
Cash	4,152,746
Interest receivable	7,748
Receivable for investments sold	275,215
Receivable for capital shares issued	26,661

Total Assets	209,648,381

Liabilities:
Payable for capital shares redeemed	307,505
Accrued expenses and other payables:
Investment advisory fees	22,323
Distribution fees	25,287
Administrative servicing fees	33,817
Trustee fees	707
Professional fees	1,608

Total Liabilities	391,247

Net Assets	$209,257,134

Represented by:
Capital	$199,541,428
Total distributable earnings (loss)	9,715,706

Net Assets	$209,257,134

Net Assets:
Class A Shares	$21,130,937
Class C Shares	1,866,608
Class R Shares	46,928,418
Class R6 Shares	50,431,171
Institutional Service Class Shares	88,900,000

Total	$209,257,134

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,348,258
Class C Shares	210,439
Class R Shares	5,231,945
Class R6 Shares	5,563,883
Institutional Service Class Shares	9,856,958

Total	23,211,483

26

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.00
Class C Shares (b)	$8.87
Class R Shares	$8.97
Class R6 Shares	$9.06
Institutional Service Class Shares	$9.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.55

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,336,534
Interest income from affiliated issuers	293,112
Dividend income from unaffiliated issuers	124,392
Interest income (unaffiliated)	27,111
Income from securities lending (Note 2)	4

Total Income	2,781,153

EXPENSES:
Investment advisory fees	132,903
Distribution fees Class A	26,074
Distribution fees Class C	9,619
Distribution fees Class R	117,517
Administrative servicing fees Class A	26,074
Administrative servicing fees Class C	805
Administrative servicing fees Class R	58,758
Administrative servicing fees Institutional Service Class	106,656
Professional fees	1,811
Trustee fees	3,227

Total Expenses	483,444

NET INVESTMENT INCOME	2,297,709

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	5,874,213
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	404,329
Transactions in investment securities of unaffiliated issuers	(939,992)
Expiration or closing of futures contracts (Note 2)	(224,450)

Net realized gains	5,114,100

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	4,689,068
Investment securities of unaffiliated issuers	906,688

Net change in unrealized appreciation/depreciation	5,595,756

Net realized/unrealized gains	10,709,856

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,007,565

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,297,709	$4,522,556
Net realized gains	5,114,100	13,154,074
Net change in unrealized appreciation/depreciation	5,595,756	(17,496,182)

Change in net assets resulting from operations	13,007,565	180,448

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,474,748)	(1,656,666)
Class C	(122,122)	(267,233)
Class R	(3,361,886)	(4,488,825)
Class R6	(3,662,377)	(5,513,749)
Institutional Service Class	(6,166,154)	(7,675,989)

Change in net assets from shareholder distributions	(14,787,287)	(19,602,462)

Change in net assets from capital transactions	(364,807)	(26,156,686)

Change in net assets	(2,144,529)	(45,578,700)

Net Assets:
Beginning of period	211,401,663	256,980,363

End of period	$209,257,134	$211,401,663

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,694,681	$4,495,037
Dividends reinvested	1,474,700	1,656,649
Cost of shares redeemed	(2,737,588)	(5,910,168)

Total Class A Shares	431,793	241,518

Class C Shares
Proceeds from shares issued	80,984	11,500
Dividends reinvested	122,122	267,233
Cost of shares redeemed	(740,043)	(1,325,096)

Total Class C Shares	(536,937)	(1,046,363)

Class R Shares
Proceeds from shares issued	1,928,618	4,321,979
Dividends reinvested	3,361,886	4,488,825
Cost of shares redeemed	(7,399,471)	(17,030,530)

Total Class R Shares	(2,108,967)	(8,219,726)

Class R6 Shares
Proceeds from shares issued	6,041,146	12,614,068
Dividends reinvested	3,662,377	5,513,749
Cost of shares redeemed	(7,406,785)	(34,640,366)

Total Class R6 Shares	2,296,738	(16,512,549)

29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,878,942	$16,606,384
Dividends reinvested	6,166,154	7,675,989
Cost of shares redeemed	(14,492,530)	(24,901,939)

Total Institutional Service Class Shares	(447,434)	(619,566)

Change in net assets from capital transactions	$(364,807)	$(26,156,686)

SHARE TRANSACTIONS:
Class A Shares
Issued	197,310	471,540
Reinvested	180,869	175,621
Redeemed	(312,223)	(612,058)

Total Class A Shares	65,956	35,103

Class C Shares
Issued	10,214	1,234
Reinvested	15,204	28,717
Redeemed	(83,349)	(141,100)

Total Class C Shares	(57,931)	(111,149)

Class R Shares
Issued	223,462	454,611
Reinvested	414,149	477,064
Redeemed	(847,783)	(1,777,097)

Total Class R Shares	(210,172)	(845,422)

Class R6 Shares
Issued	668,959	1,289,502
Reinvested	445,976	580,839
Redeemed	(839,085)	(3,599,541)

Total Class R6 Shares	275,850	(1,729,200)

Institutional Service Class Shares
Issued	896,450	1,731,302
Reinvested	754,942	811,904
Redeemed	(1,630,140)	(2,581,039)

Total Institutional Service Class Shares	21,252	(37,833)

Total change in shares	94,955	(2,688,501)

The accompanying notes are an integral part of these financial statements.

30

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2020 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$13,007,565
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(85,730,297)
Proceeds from disposition of investment securities of affiliated issuers	44,351,456
Purchase of investment securities of unaffiliated issuers	(1,444,062)
Proceeds from disposition of investment securities of unaffiliated issuers	62,689,042
Reinvestment of dividend income from affiliated issuers	(2,336,534)
Reinvestment of interest income from affiliated issuers	(293,112)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(4,689,068)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(906,688)
Reinvestment of net realized gain distributions from affiliated issuers	(5,874,213)
Net realized gain from investment transactions with affiliated issuers	(404,329)
Net realized loss from transactions in investment securities of unaffiliated issuers	939,992
Decrease in receivable for investments sold	55,890
Increase in interest and dividends receivable	(7,748)
Decrease in investment advisory fees payable	(1,524)
Decrease in distribution fees payable	(2,781)
Increase in administrative servicing fees payable	739
Increase in trustee fees payable	94
Increase in professional fees payable	122

Net cash provided by operating activities	19,354,544

Cash flows used in financing activities:
Proceeds from shares issued	17,628,044
Cost of shares redeemed	(32,830,351)
Cash distributions paid to shareholders	(48)

Net cash used in financing activities	(15,202,355)

Net increase in cash	4,152,189

Cash:
Beginning of period	557

End of period	$4,152,746

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $14,787,239.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $8,503,859.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $58,759,200

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.13	0.09	0.43	0.52	(0.10)	(0.55)	(0.65)	$9.00	6.44%		$21,130,937	0.63%	2.07%	0.63%	47.83%	(g)
Year Ended October 31, 2018	$9.94	0.17	(0.20)	(0.03)	(0.18)	(0.60)	(0.78)	$9.13	(0.49%	)	$20,838,164	0.63%	1.77%	0.63%	22.56%
Year Ended October 31, 2017	$9.41	0.18	0.99	1.17	(0.19)	(0.45)	(0.64)	$9.94	13.00%		$22,344,051	0.60%	1.93%	0.60%	34.17%
Year Ended October 31, 2016	$9.74	0.12	0.09	0.21	(0.14)	(0.40)	(0.54)	$9.41	2.38%		$19,592,496	0.60%	1.31%	0.60%	23.70%
Year Ended October 31, 2015	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%
Year Ended October 31, 2014	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%		$12,042,352	0.62%	1.61%	0.62%	20.25%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.00	0.06	0.42	0.48	(0.06)	(0.55)	(0.61)	$8.87	6.12%		$1,866,608	1.22%	1.39%	1.22%	47.83%	(g)
Year Ended October 31, 2018	$9.81	0.12	(0.21)	(0.09)	(0.12)	(0.60)	(0.72)	$9.00	(1.15%	)	$2,415,995	1.24%	1.23%	1.24%	22.56%
Year Ended October 31, 2017	$9.30	0.12	0.97	1.09	(0.13)	(0.45)	(0.58)	$9.81	12.24%		$3,723,244	1.23%	1.31%	1.23%	34.17%
Year Ended October 31, 2016	$9.63	0.06	0.09	0.15	(0.08)	(0.40)	(0.48)	$9.30	1.76%		$3,535,573	1.24%	0.68%	1.24%	23.70%
Year Ended October 31, 2015	$10.17	0.09	(0.11)	(0.02)	(0.12)	(0.40)	(0.52)	$9.63	(0.21%	)	$3,348,791	1.22%	0.91%	1.22%	15.99%
Year Ended October 31, 2014	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%		$2,953,175	1.17%	0.88%	1.17%	20.25%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.10	0.08	0.43	0.51	(0.09)	(0.55)	(0.64)	$8.97	6.31%		$46,928,418	0.89%	1.85%	0.89%	47.83%	(g)
Year Ended October 31, 2018	$9.91	0.15	(0.20)	(0.05)	(0.16)	(0.60)	(0.76)	$9.10	(0.77%	)	$49,535,267	0.89%	1.53%	0.89%	22.56%
Year Ended October 31, 2017	$9.39	0.16	0.97	1.13	(0.16)	(0.45)	(0.61)	$9.91	12.58%		$62,331,210	0.88%	1.68%	0.88%	34.17%
Year Ended October 31, 2016	$9.71	0.10	0.09	0.19	(0.11)	(0.40)	(0.51)	$9.39	2.18%		$65,655,004	0.89%	1.08%	0.89%	23.70%
Year Ended October 31, 2015	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%
Year Ended October 31, 2014	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%		$94,769,629	0.88%	1.11%	0.88%	20.25%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.19	0.11	0.43	0.54	(0.12)	(0.55)	(0.67)	$9.06	6.67%		$50,431,171	0.13%	2.60%	0.13%	47.83%	(g)
Year Ended October 31, 2018	$10.01	0.23	(0.22)	0.01	(0.23)	(0.60)	(0.83)	$9.19	(0.10%	)	$48,611,693	0.14%	2.35%	0.14%	22.56%
Year Ended October 31, 2017	$9.47	0.24	0.98	1.22	(0.23)	(0.45)	(0.68)	$10.01	13.55%		$70,211,410	0.13%	2.49%	0.13%	34.17%
Year Ended October 31, 2016	$9.79	0.17	0.09	0.26	(0.18)	(0.40)	(0.58)	$9.47	2.94%		$74,470,003	0.13%	1.79%	0.13%	23.70%
Year Ended October 31, 2015	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%
Year Ended October 31, 2014	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%		$53,889,940	0.13%	1.78%	0.13%	20.25%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.15	0.10	0.43	0.53	(0.11)	(0.55)	(0.66)	$9.02	6.56%		$88,900,000	0.38%	2.33%	0.38%	47.83%	(g)
Year Ended October 31, 2018	$9.96	0.19	(0.19)	–	(0.21)	(0.60)	(0.81)	$9.15	(0.25%	)	$90,000,544	0.39%	2.03%	0.39%	22.56%
Year Ended October 31, 2017	$9.43	0.21	0.98	1.19	(0.21)	(0.45)	(0.66)	$9.96	13.21%		$98,370,448	0.38%	2.15%	0.38%	34.17%
Year Ended October 31, 2016	$9.75	0.14	0.10	0.24	(0.16)	(0.40)	(0.56)	$9.43	2.69%		$99,888,936	0.38%	1.55%	0.38%	23.70%
Year Ended October 31, 2015	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%
Year Ended October 31, 2014	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%		$98,149,868	0.38%	1.63%	0.38%	20.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

32

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation1

Equity Funds	59.5%
Fixed Income Funds	26.3%
Investment Contract	8.3%
Alternative Assets	3.5%
Other assets in excess of liabilities	2.4%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	34.6%
Nationwide Bond Index Fund, Class R6	18.0%
Nationwide International Index Fund, Class R6	16.0%
Nationwide Contract	8.5%
Nationwide Core Plus Bond Fund, Class R6	7.0%
iShares Core MSCI Emerging Markets ETF	4.6%
Nationwide Mid Cap Market Index Fund, Class R6	3.7%
Nationwide Amundi Strategic Income Fund, Class R6	3.5%
Nationwide Small Cap Index Fund, Class R6	2.1%
Nationwide Inflation-Protected Securities Fund, Class R6	2.0%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

33

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,068.40	3.23	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,064.80	6.19	1.21
	Hypothetical	(b)(c)	1,000.00	1,018.79	6.06	1.21
Class R Shares	Actual	(b)	1,000.00	1,067.20	4.51	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,070.60	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,070.80	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

34

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2025 Fund

Investment Companies 84.8%

	Shares	Value

Alternative Assets 3.5%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	997,092	$10,260,079

Total Alternative Assets (cost $10,369,791)		10,260,079

Equity Funds 55.0%
Nationwide International Index Fund, Class R6 (a)	5,927,326	46,410,966
Nationwide Mid Cap Market Index Fund, Class R6 (a)	686,560	10,730,926
Nationwide Multi-Cap Portfolio, Class R6 (a)	8,947,747	100,572,671
Nationwide Small Cap Index Fund, Class R6 (a)	594,269	6,073,430

Total Equity Funds (cost $155,801,646)		163,787,993

Fixed Income Funds 26.3%
Nationwide Bond Index Fund, Class R6 (a)	4,783,464	52,091,927
Nationwide Core Plus Bond Fund, Class R6 (a)	2,021,859	20,380,337
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	589,794	5,785,876

Total Fixed Income Funds (cost $78,413,305)		78,258,140

Total Investment Companies (cost $244,584,742)		252,306,212

Exchange Traded Fund 4.5%
Equity Fund 4.5%
iShares Core MSCI Emerging Markets ETF	254,194	13,431,611

Total Exchange Traded Fund (cost $13,687,545)		13,431,611

Investment Contract 8.3%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(b)	$24,598,923	24,598,923

Total Investment Contract (cost $24,598,923)		24,598,923

Total Investments (cost $282,871,210) — 97.6%		290,336,746

Other assets in excess of liabilities — 2.4%		7,285,480

NET ASSETS — 100.0%		$297,622,226

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

35

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2025 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $269,183,665)	$276,905,135
Investment security of unaffiliated issuer, at value (cost $13,687,545)	13,431,611
Cash	7,382,547
Interest receivable	13,754
Receivable for capital shares issued	212,092

Total Assets	297,945,139

Liabilities:
Payable for investments purchased	143,335
Payable for capital shares redeemed	64,812
Accrued expenses and other payables:
Investment advisory fees	31,748
Distribution fees	35,398
Administrative servicing fees	44,509
Trustee fees	951
Professional fees	2,160

Total Liabilities	322,913

Net Assets	$297,622,226

Represented by:
Capital	$280,583,731
Total distributable earnings (loss)	17,038,495

Net Assets	$297,622,226

Net Assets:
Class A Shares	$34,879,844
Class C Shares	2,252,469
Class R Shares	64,197,850
Class R6 Shares	70,971,910
Institutional Service Class Shares	125,320,153

Total	$297,622,226

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,745,558
Class C Shares	244,701
Class R Shares	6,917,343
Class R6 Shares	7,562,359
Institutional Service Class Shares	13,435,384

Total	31,905,345

36

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.31
Class C Shares (b)	$9.20
Class R Shares	$9.28
Class R6 Shares	$9.38
Institutional Service Class Shares	$9.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.88

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

37

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$3,233,796
Interest income from affiliated issuers	316,819
Dividend income from unaffiliated issuers	264,327
Interest income (unaffiliated)	44,478
Income from securities lending (Note 2)	5

Total Income	3,859,425

EXPENSES:
Investment advisory fees	184,933
Distribution fees Class A	42,560
Distribution fees Class C	10,894
Distribution fees Class R	155,462
Administrative servicing fees Class A	42,560
Administrative servicing fees Class C	814
Administrative servicing fees Class R	77,731
Administrative servicing fees Institutional Service Class	145,173
Professional fees	2,493
Trustee fees	4,430

Total Expenses	667,050

NET INVESTMENT INCOME	3,192,375

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,341,210
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,038,037
Transactions in investment securities of unaffiliated issuers	(547,855)
Expiration or closing of futures contracts (Note 2)	(1,268,700)

Net realized gains	10,562,692

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	4,108,277
Investment securities of unaffiliated issuers	1,746,951

Net change in unrealized appreciation/depreciation	5,855,228

Net realized/unrealized gains	16,417,920

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,610,295

The accompanying notes are an integral part of these financial statements.

38

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,192,375	$5,806,851
Net realized gains	10,562,692	19,251,762
Net change in unrealized appreciation/depreciation	5,855,228	(25,681,222)

Change in net assets resulting from operations	19,610,295	(622,609)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,528,363)	(3,021,675)
Class C	(158,034)	(232,188)
Class R	(4,633,327)	(5,810,240)
Class R6	(5,460,050)	(7,439,868)
Institutional Service Class	(8,837,994)	(9,313,676)

Change in net assets from shareholder distributions	(21,617,768)	(25,817,647)

Change in net assets from capital transactions	13,238,421	(6,439,433)

Change in net assets	11,230,948	(32,879,689)

Net Assets:
Beginning of period	286,391,278	319,270,967

End of period	$297,622,226	$286,391,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,064,001	$7,940,752
Dividends reinvested	2,518,386	3,013,316
Cost of shares redeemed	(4,571,039)	(12,809,570)

Total Class A Shares	1,011,348	(1,855,502)

Class C Shares
Proceeds from shares issued	141,262	225,951
Dividends reinvested	158,034	232,188
Cost of shares redeemed	(167,692)	(1,194,361)

Total Class C Shares	131,604	(736,222)

Class R Shares
Proceeds from shares issued	3,009,751	4,595,601
Dividends reinvested	4,633,327	5,810,240
Cost of shares redeemed	(6,535,584)	(19,191,065)

Total Class R Shares	1,107,494	(8,785,224)

Class R6 Shares
Proceeds from shares issued	4,921,738	19,900,132
Dividends reinvested	5,460,050	7,439,868
Cost of shares redeemed	(10,307,962)	(34,668,712)

Total Class R6 Shares	73,826	(7,328,712)

39

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$11,781,614	$23,417,752
Dividends reinvested	8,837,994	9,313,676
Cost of shares redeemed	(9,705,459)	(20,465,201)

Total Institutional Service Class Shares	10,914,149	12,266,227

Change in net assets from capital transactions	$13,238,421	$(6,439,433)

SHARE TRANSACTIONS:
Class A Shares
Issued	344,911	797,662
Reinvested	301,860	307,026
Redeemed	(500,595)	(1,280,358)

Total Class A Shares	146,176	(175,670)

Class C Shares
Issued	16,581	23,317
Reinvested	19,178	23,921
Redeemed	(19,042)	(123,806)

Total Class C Shares	16,717	(76,568)

Class R Shares
Issued	336,716	464,119
Reinvested	557,095	593,999
Redeemed	(718,206)	(1,921,008)

Total Class R Shares	175,605	(862,890)

Class R6 Shares
Issued	538,228	1,976,480
Reinvested	649,116	753,241
Redeemed	(1,128,352)	(3,475,701)

Total Class R6 Shares	58,992	(745,980)

Institutional Service Class Shares
Issued	1,294,458	2,356,102
Reinvested	1,057,500	947,670
Redeemed	(1,068,723)	(2,036,384)

Total Institutional Service Class Shares	1,283,235	1,267,388

Total change in shares	1,680,725	(593,720)

The accompanying notes are an integral part of these financial statements.

40

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.46	0.09	0.47	0.56	(0.10)	(0.61)	(0.71)	$9.31	6.84%		$34,879,844	0.63%	2.06%	0.63%	51.40%	(g)
Year Ended October 31, 2018	$10.34	0.17	(0.21)	(0.04)	(0.19)	(0.65)	(0.84)	$9.46	(0.68%	)	$34,050,098	0.63%	1.71%	0.63%	25.06%
Year Ended October 31, 2017	$9.67	0.19	1.19	1.38	(0.19)	(0.52)	(0.71)	$10.34	15.12%		$39,049,858	0.61%	1.89%	0.61%	41.00%
Year Ended October 31, 2016	$9.94	0.11	0.10	0.21	(0.12)	(0.36)	(0.48)	$9.67	2.44%		$31,546,828	0.61%	1.11%	0.61%	19.19%
Year Ended October 31, 2015	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%
Year Ended October 31, 2014	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%		$17,687,789	0.62%	1.47%	0.62%	14.81%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.36	0.07	0.46	0.53	(0.08)	(0.61)	(0.69)	$9.20	6.48%	(h)	$2,252,469	1.21%	1.50%	1.21%	51.40%	(g)
Year Ended October 31, 2018	$10.24	0.12	(0.22)	(0.10)	(0.13)	(0.65)	(0.78)	$9.36	(1.28%	)	$2,133,482	1.22%	1.18%	1.22%	25.06%
Year Ended October 31, 2017	$9.58	0.13	1.19	1.32	(0.14)	(0.52)	(0.66)	$10.24	14.55%		$3,118,589	1.21%	1.31%	1.21%	41.00%
Year Ended October 31, 2016	$9.86	0.05	0.10	0.15	(0.07)	(0.36)	(0.43)	$9.58	1.77%		$2,661,689	1.20%	0.52%	1.20%	19.19%
Year Ended October 31, 2015	$10.46	0.09	(0.14)	(0.05)	(0.13)	(0.42)	(0.55)	$9.86	(0.47%	)	$2,034,952	1.20%	0.91%	1.20%	11.50%
Year Ended October 31, 2014	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%		$1,839,120	1.17%	0.82%	1.17%	14.81%

Class R Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.43	0.08	0.47	0.55	(0.09)	(0.61)	(0.70)	$9.28	6.72%		$64,197,850	0.88%	1.83%	0.88%	51.40%	(g)
Year Ended October 31, 2018	$10.31	0.15	(0.22)	(0.07)	(0.16)	(0.65)	(0.81)	$9.43	(0.93%	)	$63,568,491	0.89%	1.49%	0.89%	25.06%
Year Ended October 31, 2017	$9.64	0.16	1.20	1.36	(0.17)	(0.52)	(0.69)	$10.31	14.84%		$78,423,274	0.88%	1.66%	0.88%	41.00%
Year Ended October 31, 2016	$9.91	0.08	0.10	0.18	(0.09)	(0.36)	(0.45)	$9.64	2.13%		$81,876,794	0.88%	0.89%	0.88%	19.19%
Year Ended October 31, 2015	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%
Year Ended October 31, 2014	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%		$107,412,528	0.88%	1.05%	0.88%	14.81%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$9.53	0.12	0.46	0.58	(0.12)	(0.61)	(0.73)	$9.38	7.06%		$70,971,910	0.13%	2.59%	0.13%	51.40%	(g)
Year Ended October 31, 2018	$10.41	0.23	(0.22)	0.01	(0.24)	(0.65)	(0.89)	$9.53	(0.17%	)	$71,500,254	0.14%	2.28%	0.14%	25.06%
Year Ended October 31, 2017	$9.73	0.25	1.19	1.44	(0.24)	(0.52)	(0.76)	$10.41	15.67%		$85,913,862	0.13%	2.48%	0.13%	41.00%
Year Ended October 31, 2016	$10.00	0.15	0.11	0.26	(0.17)	(0.36)	(0.53)	$9.73	2.89%		$83,247,797	0.13%	1.61%	0.13%	19.19%
Year Ended October 31, 2015	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%
Year Ended October 31, 2014	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%		$57,449,074	0.13%	1.70%	0.13%	14.81%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.47	0.10	0.48	0.58	(0.11)	(0.61)	(0.72)	$9.33	7.08%		$125,320,153	0.38%	2.32%	0.38%	51.40%	(g)
Year Ended October 31, 2018	$10.36	0.20	(0.23)	(0.03)	(0.21)	(0.65)	(0.86)	$9.47	(0.52%	)	$115,138,953	0.39%	1.97%	0.39%	25.06%
Year Ended October 31, 2017	$9.68	0.21	1.21	1.42	(0.22)	(0.52)	(0.74)	$10.36	15.46%		$112,765,384	0.38%	2.13%	0.38%	41.00%
Year Ended October 31, 2016	$9.95	0.13	0.10	0.23	(0.14)	(0.36)	(0.50)	$9.68	2.64%		$101,891,319	0.38%	1.37%	0.38%	19.19%
Year Ended October 31, 2015	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%
Year Ended October 31, 2014	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%		$94,761,257	0.38%	1.56%	0.38%	14.81%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

41

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation1

Equity Funds	69.9%
Fixed Income Funds	23.7%
Investment Contract	3.9%
Alternative Assets	2.5%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	39.0%
Nationwide International Index Fund, Class R6	18.3%
Nationwide Bond Index Fund, Class R6	16.5%
Nationwide Core Plus Bond Fund, Class R6	5.8%
iShares Core MSCI Emerging Markets ETF	5.7%
Nationwide Mid Cap Market Index Fund, Class R6	4.6%
Nationwide Contract	3.9%
Nationwide Amundi Strategic Income Fund, Class R6	2.4%
Nationwide Small Cap Index Fund, Class R6	2.3%
Nationwide Inflation-Protected Securities Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	0.5%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

42

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,076.10	3.19	0.62
	Hypothetical	(b)(c)	1,000.00	1,021.72	3.11	0.62
Class C Shares	Actual	(b)	1,000.00	1,074.00	5.91	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.09	5.76	1.15
Class R Shares	Actual	(b)	1,000.00	1,075.00	4.53	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,079.30	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,077.30	1.96	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

43

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2030 Fund

Investment Companies 90.0%

	Shares	Value

Alternative Assets 2.5%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	735,924	$7,572,660

Total Alternative Assets (cost $7,647,920)		7,572,660

Equity Funds 64.2%
Nationwide International Index Fund, Class R6 (a)	7,209,433	56,449,859
Nationwide Mid Cap Market Index Fund, Class R6 (a)	911,808	14,251,554
Nationwide Multi-Cap Portfolio, Class R6 (a)	10,716,008	120,447,933
Nationwide Small Cap Index Fund, Class R6 (a)	691,114	7,063,181

Total Equity Funds (cost $190,122,713)		198,212,527

Fixed Income Funds 23.3%
Nationwide Bond Index Fund, Class R6 (a)	4,669,052	50,845,977
Nationwide Core Plus Bond Fund, Class R6 (a)	1,790,747	18,050,728
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	304,963	2,991,688

Total Fixed Income Funds (cost $72,037,256)		71,888,393

Total Investment Companies (cost $269,807,889)		277,673,580

Exchange Traded Funds 6.1%
Equity Fund 5.7%
iShares Core MSCI Emerging Markets ETF	332,425	17,565,337

Fixed Income Fund 0.4%
iShares iBoxx $ High Yield Corporate Bond ETF	17,154	1,491,369

Total Exchange Traded Funds (cost $19,806,550)		19,056,706

Investment Contract 3.9%

	Principal Amount	Value

Nationwide Contract, 2.60%^ ¥(a)(b)	$11,960,094	$11,960,094

Total Investment Contract (cost $11,960,094)		11,960,094

Total Investments (cost $301,574,533) — 100.0%		308,690,380

Liabilities in excess of other assets — 0.0%†		(123,295)

NET ASSETS — 100.0%		$308,567,085

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

44

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2030 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $281,767,983)	$289,633,674
Investment securities of unaffiliated issuers, at value (cost $19,806,550)	19,056,706
Cash	1,503
Interest receivable	7
Security lending income receivable	146
Receivable for investments sold	86,984
Receivable for capital shares issued	119,185

Total Assets	308,898,205

Liabilities:
Payable for capital shares redeemed	209,721
Accrued expenses and other payables:
Investment advisory fees	32,793
Distribution fees	37,807
Administrative servicing fees	47,632
Trustee fees	965
Professional fees	2,202

Total Liabilities	331,120

Net Assets	$308,567,085

Represented by:
Capital	$289,453,088
Total distributable earnings (loss)	19,113,997

Net Assets	$308,567,085

Net Assets:
Class A Shares	$45,654,805
Class C Shares	1,721,744
Class R Shares	66,527,993
Class R6 Shares	68,753,565
Institutional Service Class Shares	125,908,978

Total	$308,567,085

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,113,405
Class C Shares	195,289
Class R Shares	7,500,314
Class R6 Shares	7,639,266
Institutional Service Class Shares	14,079,890

Total	34,528,164

45

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.93
Class C Shares (b)	$8.82
Class R Shares	$8.87
Class R6 Shares	$9.00
Institutional Service Class Shares	$8.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

46

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$3,352,514
Dividend income from unaffiliated issuers	357,624
Interest income from affiliated issuers	150,879
Interest income (unaffiliated)	3,771
Income from securities lending (Note 2)	3,407

Total Income	3,868,195

EXPENSES:
Investment advisory fees	187,845
Distribution fees Class A	52,010
Distribution fees Class C	8,837
Distribution fees Class R	161,832
Administrative servicing fees Class A	48,206
Administrative servicing fees Class C	132
Administrative servicing fees Class R	80,916
Administrative servicing fees Institutional Service Class	144,018
Professional fees	2,545
Trustee fees	4,489

Total Expenses	690,830

NET INVESTMENT INCOME	3,177,365

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	10,737,728
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,640,976
Transactions in investment securities of unaffiliated issuers	(384,294)
Expiration or closing of futures contracts (Note 2)	(1,408,849)

Net realized gains	13,585,561

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	3,323,152
Investment securities of unaffiliated issuers	1,956,256

Net change in unrealized appreciation/depreciation	5,279,408

Net realized/unrealized gains	18,864,969

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,042,334

The accompanying notes are an integral part of these financial statements.

47

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,177,365	$5,714,909
Net realized gains	13,585,561	23,016,713
Net change in unrealized appreciation/depreciation	5,279,408	(29,982,321)

Change in net assets resulting from operations	22,042,334	(1,250,699)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,610,724)	(3,116,398)
Class C	(154,670)	(157,842)
Class R	(5,849,761)	(6,459,213)
Class R6	(6,076,897)	(7,422,518)
Institutional Service Class	(10,333,932)	(9,620,610)

Change in net assets from shareholder distributions	(26,025,984)	(26,776,581)

Change in net assets from capital transactions	20,851,337	(4,356,882)

Change in net assets	16,867,687	(32,384,162)

Net Assets:
Beginning of period	291,699,398	324,083,560

End of period	$308,567,085	$291,699,398

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,705,293	$9,256,086
Dividends reinvested	3,610,724	3,116,398
Cost of shares redeemed	(3,272,985)	(10,421,125)

Total Class A Shares	6,043,032	1,951,359

Class C Shares
Proceeds from shares issued	239,742	21,921
Dividends reinvested	154,670	155,850
Cost of shares redeemed	(451,740)	(193,680)

Total Class C Shares	(57,328)	(15,909)

Class R Shares
Proceeds from shares issued	2,640,407	5,966,952
Dividends reinvested	5,849,761	6,459,213
Cost of shares redeemed	(9,130,632)	(20,365,179)

Total Class R Shares	(640,464)	(7,939,014)

Class R6 Shares
Proceeds from shares issued	4,800,664	13,928,541
Dividends reinvested	6,076,897	7,422,518
Cost of shares redeemed	(7,112,071)	(33,654,180)

Total Class R6 Shares	3,765,490	(12,303,121)

48

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$11,534,112	$24,208,059
Dividends reinvested	10,333,932	9,620,610
Cost of shares redeemed	(10,127,437)	(19,878,866)

Total Institutional Service Class Shares	11,740,607	13,949,803

Change in net assets from capital transactions	$20,851,337	$(4,356,882)

SHARE TRANSACTIONS:
Class A Shares
Issued	674,148	958,857
Reinvested	458,203	326,945
Redeemed	(375,473)	(1,057,743)

Total Class A Shares	756,878	228,059

Class C Shares
Issued	31,063	2,274
Reinvested	19,880	16,528
Redeemed	(54,688)	(20,495)

Total Class C Shares	(3,745)	(1,693)

Class R Shares
Issued	305,382	621,991
Reinvested	747,681	681,174
Redeemed	(1,049,134)	(2,106,159)

Total Class R Shares	3,929	(802,994)

Class R6 Shares
Issued	549,438	1,405,707
Reinvested	764,610	772,552
Redeemed	(824,373)	(3,454,336)

Total Class R6 Shares	489,675	(1,276,077)

Institutional Service Class Shares
Issued	1,330,903	2,495,978
Reinvested	1,309,109	1,007,271
Redeemed	(1,155,216)	(2,034,390)

Total Institutional Service Class Shares	1,484,796	1,468,859

Total change in shares	2,731,533	(383,846)

The accompanying notes are an integral part of these financial statements.

49

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.17	0.09	0.50	0.59	(0.10)	(0.73)	(0.83)	$8.93	7.61%		$45,654,805	0.62%	2.01%	0.62%	52.00%	(g)
Year Ended October 31, 2018	$10.06	0.16	(0.21)	(0.05)	(0.18)	(0.66)	(0.84)	$9.17	(0.74%	)	$39,937,863	0.63%	1.65%	0.63%	22.92%
Year Ended October 31, 2017	$9.31	0.18	1.32	1.50	(0.18)	(0.57)	(0.75)	$10.06	17.02%		$41,549,136	0.62%	1.84%	0.62%	42.26%
Year Ended October 31, 2016	$9.61	0.10	0.09	0.19	(0.11)	(0.38)	(0.49)	$9.31	2.33%		$30,305,410	0.62%	1.04%	0.62%	17.46%
Year Ended October 31, 2015	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%
Year Ended October 31, 2014	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%		$19,436,264	0.64%	1.37%	0.64%	21.24%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.06	0.06	0.51	0.57	(0.08)	(0.73)	(0.81)	$8.82	7.40%		$1,721,744	1.15%	1.53%	1.15%	52.00%	(g)
Year Ended October 31, 2018	$9.96	0.11	(0.22)	(0.11)	(0.13)	(0.66)	(0.79)	$9.06	(1.40%	)	$1,803,364	1.18%	1.14%	1.18%	22.92%
Year Ended October 31, 2017	$9.23	0.12	1.32	1.44	(0.14)	(0.57)	(0.71)	$9.96	16.39%		$1,998,934	1.17%	1.31%	1.17%	42.26%
Year Ended October 31, 2016	$9.53	0.05	0.10	0.15	(0.07)	(0.38)	(0.45)	$9.23	1.83%		$1,742,857	1.17%	0.53%	1.17%	17.46%
Year Ended October 31, 2015	$10.42	0.09	(0.13)	(0.04)	(0.13)	(0.72)	(0.85)	$9.53	(0.43%	)	$1,663,876	1.16%	0.97%	1.16%	10.87%
Year Ended October 31, 2014	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%		$1,672,313	1.15%	0.77%	1.15%	21.24%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.11	0.08	0.50	0.58	(0.09)	(0.73)	(0.82)	$8.87	7.50%		$66,527,993	0.88%	1.82%	0.88%	52.00%	(g)
Year Ended October 31, 2018	$10.01	0.14	(0.22)	(0.08)	(0.16)	(0.66)	(0.82)	$9.11	(1.12%	)	$68,302,895	0.89%	1.45%	0.89%	22.92%
Year Ended October 31, 2017	$9.26	0.16	1.32	1.48	(0.16)	(0.57)	(0.73)	$10.01	16.81%		$83,044,007	0.88%	1.63%	0.88%	42.26%
Year Ended October 31, 2016	$9.56	0.08	0.09	0.17	(0.09)	(0.38)	(0.47)	$9.26	2.05%		$83,871,705	0.89%	0.85%	0.89%	17.46%
Year Ended October 31, 2015	$10.44	0.12	(0.12)	–	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%
Year Ended October 31, 2014	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%		$113,908,367	0.88%	0.99%	0.88%	21.24%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.23	0.11	0.51	0.62	(0.12)	(0.73)	(0.85)	$9.00	7.93%		$68,753,565	0.13%	2.56%	0.13%	52.00%	(g)
Year Ended October 31, 2018	$10.13	0.22	(0.23)	(0.01)	(0.23)	(0.66)	(0.89)	$9.23	(0.36%	)	$66,023,037	0.14%	2.25%	0.14%	22.92%
Year Ended October 31, 2017	$9.37	0.23	1.33	1.56	(0.23)	(0.57)	(0.80)	$10.13	17.58%		$85,367,548	0.13%	2.42%	0.13%	42.26%
Year Ended October 31, 2016	$9.67	0.14	0.10	0.24	(0.16)	(0.38)	(0.54)	$9.37	2.81%		$78,906,228	0.13%	1.56%	0.13%	17.46%
Year Ended October 31, 2015	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%
Year Ended October 31, 2014	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%		$47,412,593	0.13%	1.69%	0.13%	21.24%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.18	0.10	0.50	0.60	(0.11)	(0.73)	(0.84)	$8.94	7.73%		$125,908,978	0.38%	2.28%	0.38%	52.00%	(g)
Year Ended October 31, 2018	$10.08	0.19	(0.22)	(0.03)	(0.21)	(0.66)	(0.87)	$9.18	(0.61%	)	$115,632,239	0.39%	1.92%	0.39%	22.92%
Year Ended October 31, 2017	$9.32	0.20	1.34	1.54	(0.21)	(0.57)	(0.78)	$10.08	17.39%		$112,123,935	0.38%	2.08%	0.38%	42.26%
Year Ended October 31, 2016	$9.62	0.12	0.09	0.21	(0.13)	(0.38)	(0.51)	$9.32	2.56%		$94,312,317	0.38%	1.31%	0.38%	17.46%
Year Ended October 31, 2015	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%
Year Ended October 31, 2014	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%		$81,083,707	0.38%	1.50%	0.38%	21.24%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

50

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation1

Equity Funds	80.7%
Fixed Income Funds	14.0%
Investment Contract	2.9%
Alternative Assets	2.4%
Repurchase Agreements	0.9%
Money Market Fund	0.1%
Liabilities in excess of other assets	(1.0)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	44.0%
Nationwide International Index Fund, Class R6	20.5%
Nationwide Bond Index Fund, Class R6	10.0%
iShares Core MSCI Emerging Markets ETF	7.1%
Nationwide Mid Cap Market Index Fund, Class R6	5.6%
Nationwide Core Plus Bond Fund, Class R6	2.9%
Nationwide Contract	2.9%
Nationwide Small Cap Index Fund, Class R6	2.7%
Nationwide Amundi Strategic Income Fund, Class R6	2.4%
iShares iBoxx $ High Yield Corporate Bond ETF	0.9%
Other Holdings#	1.0%
100.0%

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

51

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,081.20	3.25	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,078.00	6.03	1.17
	Hypothetical	(b)(c)	1,000.00	1,018.99	5.86	1.17
Class R Shares	Actual	(b)	1,000.00	1,080.20	4.54	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,084.50	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,083.60	1.96	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

52

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2035 Fund

Investment Companies 89.0%

	Shares	Value

Alternative Assets 2.4%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	628,968	$6,472,079

Total Alternative Assets (cost $6,533,226)		6,472,079

Equity Funds 73.6%
Nationwide International Index Fund, Class R6 (a)	7,005,740	54,854,942
Nationwide Mid Cap Market Index Fund, Class R6 (a)	952,493	14,887,470
Nationwide Multi-Cap Portfolio, Class R6 (a)	10,475,411	117,743,615
Nationwide Small Cap Index Fund, Class R6 (a)	721,942	7,378,242

Total Equity Funds (cost $187,396,185)		194,864,269

Fixed Income Funds 13.0%
Nationwide Bond Index Fund, Class R6 (a)	2,464,783	26,841,488
Nationwide Core Plus Bond Fund, Class R6 (a)	765,271	7,713,936

Total Fixed Income Funds (cost $34,729,715)		34,555,424

Total Investment Companies (cost $228,659,126)		235,891,772

Exchange Traded Funds 8.1%
Equity Fund 7.1%
iShares Core MSCI Emerging Markets ETF	357,658	18,898,649

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	29,511	2,565,686

Total Exchange Traded Funds (cost $22,209,884)		21,464,335

Investment Contract 2.9%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(c)	$7,666,445	7,666,445

Total Investment Contract (cost $7,666,445)		7,666,445

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (d)(e)	146,014	146,014

Total Short-Term Investment (cost $146,014)		146,014

Repurchase Agreements 0.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $2,133,870, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $2,177,928. (e)(f)	$2,133,710	$2,133,710
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $313,130, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $319,369. (e)(f)	313,107	313,107

Total Repurchase Agreements (cost $2,446,817)		2,446,817

Total Investments (cost $261,128,286) — 101.0%		267,615,383

Liabilities in excess of other assets — (1.0)%		(2,681,652)

NET ASSETS — 100.0%		$264,933,731

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $2,539,952, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $146,014 and $2,446,817, respectively, a total value of $2,592,831.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Represents 7-day effective yield as of April 30, 2019.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $2,592,831.

(f)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

53

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2035 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $236,325,571)	$243,558,217
Investment securities of unaffiliated issuers, at value* (cost $22,355,898)	21,610,349
Repurchase agreements, at value (cost $2,446,817)	2,446,817
Cash	7,367
Interest receivable	11
Security lending income receivable	266
Receivable for capital shares issued	174,203

Total Assets	267,797,230

Liabilities:
Payable for investments purchased	161,990
Payable for capital shares redeemed	1,006
Payable upon return of securities loaned (Note 2)	2,592,831
Accrued expenses and other payables:
Investment advisory fees	28,178
Distribution fees	34,866
Administrative servicing fees	41,968
Trustee fees	794
Professional fees	1,866

Total Liabilities	2,863,499

Net Assets	$264,933,731

Represented by:
Capital	$247,048,403
Total distributable earnings (loss)	17,885,328

Net Assets	$264,933,731

Net Assets:
Class A Shares	$41,473,392
Class C Shares	1,815,124
Class R Shares	61,034,860
Class R6 Shares	55,443,915
Institutional Service Class Shares	105,166,440

Total	$264,933,731

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,296,634
Class C Shares	192,197
Class R Shares	6,366,766
Class R6 Shares	5,699,051
Institutional Service Class Shares	10,880,372

Total	27,435,020

54

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.65
Class C Shares (b)	$9.44
Class R Shares	$9.59
Class R6 Shares	$9.73
Institutional Service Class Shares	$9.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.24

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,539,952 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

55

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,735,692
Dividend income from unaffiliated issuers	383,898
Interest income from affiliated issuers	97,143
Income from securities lending (Note 2)	5,757
Interest income (unaffiliated)	4,321

Total Income	3,226,811

EXPENSES:
Investment advisory fees	160,915
Distribution fees Class A	49,392
Distribution fees Class C	8,796
Distribution fees Class R	147,079
Administrative servicing fees Class A	49,392
Administrative servicing fees Class C	333
Administrative servicing fees Class R	73,540
Administrative servicing fees Institutional Service Class	119,593
Professional fees	2,171
Trustee fees	3,845

Total Expenses	615,056

NET INVESTMENT INCOME	2,611,755

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	10,262,512
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,057,412
Transactions in investment securities of unaffiliated issuers	(365,023)
Expiration or closing of futures contracts (Note 2)	(1,288,481)

Net realized gains	12,666,420

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	2,898,223
Investment securities of unaffiliated issuers	2,060,346

Net change in unrealized appreciation/depreciation	4,958,569

Net realized/unrealized gains	17,624,989

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,236,744

The accompanying notes are an integral part of these financial statements.

56

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,611,755	$4,602,092
Net realized gains	12,666,420	18,864,675
Net change in unrealized appreciation/depreciation	4,958,569	(24,760,944)

Change in net assets resulting from operations	20,236,744	(1,294,177)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,413,369)	(3,240,507)
Class C	(153,526)	(192,487)
Class R	(5,135,928)	(5,617,949)
Class R6	(4,533,541)	(5,172,480)
Institutional Service Class	(8,201,967)	(7,779,302)

Change in net assets from shareholder distributions	(21,438,331)	(22,002,725)

Change in net assets from capital transactions	17,751,184	5,945,033

Change in net assets	16,549,597	(17,351,869)

Net Assets:
Beginning of period	248,384,134	265,736,003

End of period	$264,933,731	$248,384,134

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,419,859	$9,428,176
Dividends reinvested	3,413,235	3,240,367
Cost of shares redeemed	(4,625,218)	(8,883,811)

Total Class A Shares	2,207,876	3,784,732

Class C Shares
Proceeds from shares issued	86,540	84,699
Dividends reinvested	153,526	192,487
Cost of shares redeemed	(140,821)	(817,866)

Total Class C Shares	99,245	(540,680)

Class R Shares
Proceeds from shares issued	2,793,574	6,559,424
Dividends reinvested	5,135,928	5,617,949
Cost of shares redeemed	(8,463,310)	(16,497,012)

Total Class R Shares	(533,808)	(4,319,639)

Class R6 Shares
Proceeds from shares issued	8,216,225	15,865,334
Dividends reinvested	4,533,541	5,172,480
Cost of shares redeemed	(6,649,581)	(25,900,756)

Total Class R6 Shares	6,100,185	(4,862,942)

57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$9,812,437	$18,053,359
Dividends reinvested	8,201,967	7,779,302
Cost of shares redeemed	(8,136,718)	(13,949,099)

Total Institutional Service Class Shares	9,877,686	11,883,562

Change in net assets from capital transactions	$17,751,184	$5,945,033

SHARE TRANSACTIONS:
Class A Shares
Issued	370,519	906,261
Reinvested	405,435	316,392
Redeemed	(496,356)	(849,055)

Total Class A Shares	279,598	373,598

Class C Shares
Issued	9,166	8,421
Reinvested	18,632	19,157
Redeemed	(15,288)	(81,442)

Total Class C Shares	12,510	(53,864)

Class R Shares
Issued	304,378	635,877
Reinvested	614,154	552,101
Redeemed	(912,469)	(1,584,680)

Total Class R Shares	6,063	(396,702)

Class R6 Shares
Issued	867,874	1,496,972
Reinvested	533,976	501,520
Redeemed	(702,638)	(2,469,420)

Total Class R6 Shares	699,212	(470,928)

Institutional Service Class Shares
Issued	1,056,116	1,736,914
Reinvested	972,426	758,591
Redeemed	(851,404)	(1,326,383)

Total Institutional Service Class Shares	1,177,138	1,169,122

Total change in shares	2,174,521	621,226

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.83	0.09	0.59	0.68	(0.11)	(0.75)	(0.86)	$9.65	8.12%		$41,473,392	0.63%	1.98%	0.63%	54.07%	(g)
Year Ended October 31, 2018	$10.78	0.17	(0.23)	(0.06)	(0.19)	(0.70)	(0.89)	$9.83	(0.83%	)	$39,491,844	0.63%	1.60%	0.63%	25.24%
Year Ended October 31, 2017	$9.84	0.18	1.52	1.70	(0.19)	(0.57)	(0.76)	$10.78	18.26%		$39,291,194	0.61%	1.76%	0.61%	42.82%
Year Ended October 31, 2016	$10.19	0.09	0.12	0.21	(0.12)	(0.44)	(0.56)	$9.84	2.29%		$26,536,014	0.61%	0.96%	0.61%	11.83%
Year Ended October 31, 2015	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%
Year Ended October 31, 2014	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%		$14,166,361	0.62%	1.38%	0.62%	8.21%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.64	0.07	0.56	0.63	(0.08)	(0.75)	(0.83)	$9.44	7.80%		$1,815,124	1.17%	1.47%	1.17%	54.07%	(g)
Year Ended October 31, 2018	$10.59	0.12	(0.24)	(0.12)	(0.13)	(0.70)	(0.83)	$9.64	(1.40%	)	$1,732,203	1.22%	1.14%	1.22%	25.24%
Year Ended October 31, 2017	$9.69	0.12	1.49	1.61	(0.14)	(0.57)	(0.71)	$10.59	17.56%		$2,474,172	1.22%	1.22%	1.22%	42.82%
Year Ended October 31, 2016	$10.06	0.04	0.10	0.14	(0.07)	(0.44)	(0.51)	$9.69	1.62%		$2,122,005	1.22%	0.39%	1.22%	11.83%
Year Ended October 31, 2015	$10.69	0.09	(0.13)	(0.04)	(0.14)	(0.45)	(0.59)	$10.06	(0.42%	)	$1,798,184	1.22%	0.88%	1.22%	9.35%
Year Ended October 31, 2014	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%		$1,743,485	1.18%	0.70%	1.18%	8.21%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.77	0.08	0.58	0.66	(0.09)	(0.75)	(0.84)	$9.59	8.02%		$61,034,860	0.88%	1.76%	0.88%	54.07%	(g)
Year Ended October 31, 2018	$10.72	0.14	(0.23)	(0.09)	(0.16)	(0.70)	(0.86)	$9.77	(1.10%	)	$62,131,585	0.89%	1.38%	0.89%	25.24%
Year Ended October 31, 2017	$9.79	0.16	1.51	1.67	(0.17)	(0.57)	(0.74)	$10.72	17.98%		$72,435,575	0.88%	1.59%	0.88%	42.82%
Year Ended October 31, 2016	$10.14	0.07	0.11	0.18	(0.09)	(0.44)	(0.53)	$9.79	2.02%		$68,573,083	0.88%	0.76%	0.88%	11.83%
Year Ended October 31, 2015	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%
Year Ended October 31, 2014	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%		$86,976,458	0.88%	1.01%	0.88%	8.21%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.90	0.11	0.60	0.71	(0.13)	(0.75)	(0.88)	$9.73	8.45%		$55,443,915	0.13%	2.46%	0.13%	54.07%	(g)
Year Ended October 31, 2018	$10.86	0.23	(0.25)	(0.02)	(0.24)	(0.70)	(0.94)	$9.90	(0.43%	)	$49,512,009	0.14%	2.18%	0.14%	25.24%
Year Ended October 31, 2017	$9.90	0.25	1.52	1.77	(0.24)	(0.57)	(0.81)	$10.86	18.90%		$59,393,228	0.13%	2.40%	0.13%	42.82%
Year Ended October 31, 2016	$10.25	0.14	0.11	0.25	(0.16)	(0.44)	(0.60)	$9.90	2.76%		$55,139,685	0.13%	1.49%	0.13%	11.83%
Year Ended October 31, 2015	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%
Year Ended October 31, 2014	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%		$38,111,236	0.13%	1.66%	0.13%	8.21%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.84	0.10	0.60	0.70	(0.12)	(0.75)	(0.87)	$9.67	8.36%		$105,166,440	0.38%	2.20%	0.38%	54.07%	(g)
Year Ended October 31, 2018	$10.80	0.19	(0.23)	(0.04)	(0.22)	(0.70)	(0.92)	$9.84	(0.68%	)	$95,516,493	0.39%	1.86%	0.39%	25.24%
Year Ended October 31, 2017	$9.85	0.21	1.52	1.73	(0.21)	(0.57)	(0.78)	$10.80	18.60%		$92,141,834	0.38%	2.02%	0.38%	42.82%
Year Ended October 31, 2016	$10.20	0.12	0.11	0.23	(0.14)	(0.44)	(0.58)	$9.85	2.52%		$78,210,242	0.38%	1.22%	0.38%	11.83%
Year Ended October 31, 2015	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%
Year Ended October 31, 2014	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%		$59,581,592	0.38%	1.49%	0.38%	8.21%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

59

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation1

Equity Funds	86.6%
Fixed Income Funds	11.6%
Investment Contract	1.9%
Repurchase Agreements	1.8%
Money Market Fund	0.1%
Liabilities in excess of other assets	(2.0)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	47.9%
Nationwide International Index Fund, Class R6	20.0%
iShares Core MSCI Emerging Markets ETF	7.2%
Nationwide Mid Cap Market Index Fund, Class R6	7.0%
Nationwide Bond Index Fund, Class R6	6.6%
Nationwide Core Plus Bond Fund, Class R6	2.9%
Nationwide Small Cap Index Fund, Class R6	2.7%
iShares iBoxx $ High Yield Corporate Bond ETF	1.9%
Nationwide Contract	1.9%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.1%
Other Holdings#	1.8%
100.0%

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

60

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00		1,085.30	3.26	0.63
	Hypothetical	(b)(c)	1,000.00		1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00		1,082.30	5.89	1.14
	Hypothetical	(b)(c)	1,000.00		1,019.14	5.71	1.14
Class R Shares	Actual	(b)	1,000.00		1,083.10	4.55	0.88
	Hypothetical	(b)(c)	1,000.00		1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00		1,087.30	0.67	0.13
	Hypothetical	(b)(c)	1,000.00		1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00		1,086.30	1.97	0.38
	Hypothetical	(b)(c)	1,000.00		1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

61

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2040 Fund

Investment Companies 88.8%

	Shares	Value

Equity Funds 79.2%
Nationwide International Index Fund, Class R6 (a)	5,742,614	$44,964,669
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,005,850	15,721,428
Nationwide Multi-Cap Portfolio, Class R6 (a)	9,585,476	107,740,746
Nationwide Small Cap Index Fund, Class R6 (a)	599,026	6,122,051

Total Equity Funds (cost $167,549,320)		174,548,894

Fixed Income Funds 9.6%
Nationwide Bond Index Fund, Class R6 (a)	1,363,273	14,846,043
Nationwide Core Plus Bond Fund, Class R6 (a)	634,904	6,399,833

Total Fixed Income Funds (cost $21,318,326)		21,245,876

Total Investment Companies (cost $188,867,646)		195,794,770

Exchange Traded Funds 9.4%
Equity Fund 7.4%
iShares Core MSCI Emerging Markets ETF	307,911	16,270,017

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	48,977	4,258,061

Total Exchange Traded Funds (cost $21,098,209)		20,528,078

Investment Contract 1.9%

	Principal Amount

Nationwide Contract, 2.60%^ ¥(a)(c)	$4,240,331	4,240,331

Total Investment Contract (cost $4,240,331)		4,240,331

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (d)(e)	242,334	242,334

Total Short-Term Investment (cost $242,334)		242,334

Repurchase Agreements 1.8%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $3,541,501, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $3,614,623. (e)(f)	$3,541,235	$3,541,235
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $519,690, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $530,045. (e)(f)	519,652	519,652

Total Repurchase Agreements (cost $4,060,887)		4,060,887

Total Investments (cost $218,509,407) — 102.0%		224,866,400

Liabilities in excess of other assets — (2.0)%		(4,388,519)

NET ASSETS — 100.0%		$220,477,881

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $4,215,460, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $242,334 and $4,060,887, respectively, a total value of $4,303,221.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Represents 7-day effective yield as of April 30, 2019.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $4,303,221.

(f)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

62

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2040 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $193,107,977)	$200,035,101
Investment securities of unaffiliated issuers, at value* (cost $21,340,543)	20,770,412
Repurchase agreements, at value (cost $4,060,887)	4,060,887
Cash	4,082
Interest receivable	18
Security lending income receivable	472
Receivable for investments sold	7,099
Receivable for capital shares issued	86,425

Total Assets	224,964,496

Liabilities:
Payable for capital shares redeemed	94,221
Payable upon return of securities loaned (Note 2)	4,303,221
Accrued expenses and other payables:
Investment advisory fees	23,415
Distribution fees	28,273
Administrative servicing fees	35,302
Trustee fees	659
Professional fees	1,524

Total Liabilities	4,486,615

Net Assets	$220,477,881

Represented by:
Capital	$203,994,469
Total distributable earnings (loss)	16,483,412

Net Assets	$220,477,881

Net Assets:
Class A Shares	$38,169,940
Class C Shares	843,033
Class R Shares	48,569,961
Class R6 Shares	50,621,940
Institutional Service Class Shares	82,273,007

Total	$220,477,881

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,045,367
Class C Shares	90,004
Class R Shares	5,179,857
Class R6 Shares	5,315,252
Institutional Service Class Shares	8,670,830

Total	23,301,310

63

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.44
Class C Shares (b)	$9.37
Class R Shares	$9.38
Class R6 Shares	$9.52
Institutional Service Class Shares	$9.49
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.02

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $4,215,460 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,098,225
Dividend income from unaffiliated issuers	376,173
Interest income from affiliated issuers	53,277
Income from securities lending (Note 2)	9,825
Interest income (unaffiliated)	4,207

Total Income	2,541,707

EXPENSES:
Investment advisory fees	132,961
Distribution fees Class A	43,153
Distribution fees Class C	3,559
Distribution fees Class R	118,313
Administrative servicing fees Class A	43,153
Administrative servicing fees Class C	36
Administrative servicing fees Class R	59,157
Administrative servicing fees Institutional Service Class	93,115
Professional fees	1,796
Trustee fees	3,169

Total Expenses	498,412

NET INVESTMENT INCOME	2,043,295

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,215,284
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,170,729
Transactions in investment securities of unaffiliated issuers	(338,725)
Expiration or closing of futures contracts (Note 2)	(1,152,898)

Net realized gains	10,894,390

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	2,743,166
Investment securities of unaffiliated issuers	1,796,549

Net change in unrealized appreciation/depreciation	4,539,715

Net realized/unrealized gains	15,434,105

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,477,400

The accompanying notes are an integral part of these financial statements.

65

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,043,295	$3,706,732
Net realized gains	10,894,390	16,632,195
Net change in unrealized appreciation/depreciation	4,539,715	(20,712,271)

Change in net assets resulting from operations	17,477,400	(373,344)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,070,323)	(2,349,113)
Class C	(51,838)	(41,141)
Class R	(4,306,729)	(4,138,981)
Class R6	(4,362,085)	(4,808,540)
Institutional Service Class	(6,708,969)	(5,450,030)

Change in net assets from shareholder distributions	(18,499,944)	(16,787,805)

Change in net assets from capital transactions	17,127,365	3,985,593

Change in net assets	16,104,821	(13,175,556)

Net Assets:
Beginning of period	204,373,060	217,548,616

End of period	$220,477,881	$204,373,060

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,194,460	$8,379,788
Dividends reinvested	3,070,323	2,348,133
Cost of shares redeemed	(2,175,406)	(4,250,708)

Total Class A Shares	5,089,377	6,477,213

Class C Shares
Proceeds from shares issued	196,154	40,059
Dividends reinvested	51,838	41,141
Cost of shares redeemed	(6,081)	(18,939)

Total Class C Shares	241,911	62,261

Class R Shares
Proceeds from shares issued	2,542,351	5,783,592
Dividends reinvested	4,306,729	4,138,981
Cost of shares redeemed	(8,038,396)	(13,296,570)

Total Class R Shares	(1,189,316)	(3,373,997)

Class R6 Shares
Proceeds from shares issued	4,493,465	11,981,389
Dividends reinvested	4,362,085	4,808,540
Cost of shares redeemed	(5,703,675)	(24,564,309)

Total Class R6 Shares	3,151,875	(7,774,380)

66

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,923,916	$13,991,589
Dividends reinvested	6,708,969	5,450,030
Cost of shares redeemed	(4,799,367)	(10,847,123)

Total Institutional Service Class Shares	9,833,518	8,594,496

Change in net assets from capital transactions	$17,127,365	$3,985,593

SHARE TRANSACTIONS:
Class A Shares
Issued	468,515	821,183
Reinvested	376,857	233,926
Redeemed	(236,650)	(416,263)

Total Class A Shares	608,722	638,846

Class C Shares
Issued	24,225	4,007
Reinvested	6,408	4,124
Redeemed	(728)	(1,888)

Total Class C Shares	29,905	6,243

Class R Shares
Issued	279,771	570,014
Reinvested	532,313	414,802
Redeemed	(876,439)	(1,303,099)

Total Class R Shares	(64,355)	(318,283)

Class R6 Shares
Issued	489,538	1,150,694
Reinvested	530,167	475,155
Redeemed	(612,119)	(2,387,419)

Total Class R6 Shares	407,586	(761,570)

Institutional Service Class Shares
Issued	869,058	1,366,141
Reinvested	818,901	540,045
Redeemed	(516,693)	(1,044,227)

Total Institutional Service Class Shares	1,171,266	861,959

Total change in shares	2,153,124	427,195

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.64	0.08	0.60	0.68	(0.10)	(0.78)	(0.88)	$9.44	8.53%		$38,169,940	0.63%	1.82%	0.63%	58.69%	(g)
Year Ended October 31, 2018	$10.48	0.16	(0.20)	(0.04)	(0.18)	(0.62)	(0.80)	$9.64	(0.58%	)	$33,133,554	0.63%	1.54%	0.63%	21.19%
Year Ended October 31, 2017	$9.58	0.16	1.60	1.76	(0.18)	(0.68)	(0.86)	$10.48	19.45%		$29,312,155	0.61%	1.63%	0.61%	36.23%
Year Ended October 31, 2016	$9.93	0.10	0.08	0.18	(0.12)	(0.41)	(0.53)	$9.58	2.16%		$20,767,703	0.61%	1.04%	0.61%	14.85%
Year Ended October 31, 2015	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%
Year Ended October 31, 2014	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%		$10,977,672	0.61%	1.44%	0.61%	10.00%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.58	0.05	0.60	0.65	(0.08)	(0.78)	(0.86)	$9.37	8.23%		$843,033	1.14%	1.05%	1.14%	58.69%	(g)
Year Ended October 31, 2018	$10.42	0.10	(0.18)	(0.08)	(0.14)	(0.62)	(0.76)	$9.58	(1.06%	)	$575,794	1.16%	1.03%	1.16%	21.19%
Year Ended October 31, 2017	$9.55	0.11	1.58	1.69	(0.14)	(0.68)	(0.82)	$10.42	18.75%		$561,197	1.17%	1.12%	1.17%	36.23%
Year Ended October 31, 2016	$9.90	0.06	0.07	0.13	(0.07)	(0.41)	(0.48)	$9.55	1.61%		$296,849	1.17%	0.59%	1.17%	14.85%
Year Ended October 31, 2015	$10.55	0.09	(0.10)	(0.01)	(0.13)	(0.51)	(0.64)	$9.90	(0.14%	)	$499,411	1.17%	0.85%	1.17%	8.96%
Year Ended October 31, 2014	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%		$636,972	1.15%	0.76%	1.15%	10.00%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.59	0.07	0.59	0.66	(0.09)	(0.78)	(0.87)	$9.38	8.31%		$48,569,961	0.88%	1.65%	0.88%	58.69%	(g)
Year Ended October 31, 2018	$10.42	0.14	(0.19)	(0.05)	(0.16)	(0.62)	(0.78)	$9.59	(0.75%	)	$50,265,990	0.89%	1.33%	0.89%	21.19%
Year Ended October 31, 2017	$9.54	0.14	1.57	1.71	(0.15)	(0.68)	(0.83)	$10.42	19.06%		$57,952,183	0.88%	1.45%	0.88%	36.23%
Year Ended October 31, 2016	$9.88	0.08	0.08	0.16	(0.09)	(0.41)	(0.50)	$9.54	1.97%		$57,839,326	0.89%	0.85%	0.89%	14.85%
Year Ended October 31, 2015	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%
Year Ended October 31, 2014	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%		$77,985,896	0.88%	0.98%	0.88%	10.00%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.72	0.11	0.59	0.70	(0.12)	(0.78)	(0.90)	$9.52	8.73%		$50,621,940	0.13%	2.35%	0.13%	58.69%	(g)
Year Ended October 31, 2018	$10.56	0.22	(0.20)	0.02	(0.24)	(0.62)	(0.86)	$9.72	(0.10%	)	$47,721,031	0.14%	2.14%	0.14%	21.19%
Year Ended October 31, 2017	$9.65	0.22	1.59	1.81	(0.22)	(0.68)	(0.90)	$10.56	19.96%		$59,859,718	0.13%	2.19%	0.13%	36.23%
Year Ended October 31, 2016	$9.99	0.15	0.08	0.23	(0.16)	(0.41)	(0.57)	$9.65	2.72%		$50,508,918	0.13%	1.55%	0.13%	14.85%
Year Ended October 31, 2015	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%
Year Ended October 31, 2014	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%		$31,801,614	0.13%	1.67%	0.13%	10.00%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.69	0.09	0.60	0.69	(0.11)	(0.78)	(0.89)	$9.49	8.63%		$82,273,007	0.38%	2.09%	0.38%	58.69%	(g)
Year Ended October 31, 2018	$10.53	0.19	(0.20)	(0.01)	(0.21)	(0.62)	(0.83)	$9.69	(0.34%	)	$72,676,691	0.39%	1.82%	0.39%	21.19%
Year Ended October 31, 2017	$9.62	0.19	1.60	1.79	(0.20)	(0.68)	(0.88)	$10.53	19.73%		$69,863,363	0.38%	1.88%	0.38%	36.23%
Year Ended October 31, 2016	$9.97	0.12	0.08	0.20	(0.14)	(0.41)	(0.55)	$9.62	2.37%		$55,064,076	0.38%	1.28%	0.38%	14.85%
Year Ended October 31, 2015	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%
Year Ended October 31, 2014	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%		$39,093,799	0.38%	1.52%	0.38%	10.00%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

68

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation1

Equity Funds	89.4%
Fixed Income Funds	10.7%
Repurchase Agreements	1.8%
Money Market Fund	0.1%
Liabilities in excess of other assets	(2.0)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	49.9%
Nationwide International Index Fund, Class R6	20.9%
iShares Core MSCI Emerging Markets ETF	7.2%
Nationwide Mid Cap Market Index Fund, Class R6	6.7%
Nationwide Bond Index Fund, Class R6	6.6%
Nationwide Small Cap Index Fund, Class R6	3.0%
Nationwide Core Plus Bond Fund, Class R6	1.9%
iShares iBoxx $ High Yield Corporate Bond ETF	1.9%
BNP Paribas Securities Corp.	1.6%
Royal Bank of Canada	0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.1%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

69

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,087.40	3.26	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,084.10	6.05	1.17
	Hypothetical	(b)(c)	1,000.00	1,018.99	5.86	1.17
Class R Shares	Actual	(b)	1,000.00	1,085.70	4.55	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,089.60	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,087.90	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2045 Fund

Investment Companies 90.8%

	Shares	Value

Equity Funds 82.1%
Nationwide International Index Fund, Class R6 (a)	4,718,237	$36,943,794
Nationwide Mid Cap Market Index Fund, Class R6 (a)	759,819	11,875,966
Nationwide Multi-Cap Portfolio, Class R6 (a)	7,820,706	87,904,740
Nationwide Small Cap Index Fund, Class R6 (a)	511,920	5,231,822

Total Equity Funds (cost $135,973,081)		141,956,322

Fixed Income Funds 8.7%
Nationwide Bond Index Fund, Class R6 (a)	1,068,095	11,631,554
Nationwide Core Plus Bond Fund, Class R6 (a)	331,622	3,342,748

Total Fixed Income Funds (cost $15,043,590)		14,974,302

Total Investment Companies (cost $151,016,671)		156,930,624

Exchange Traded Funds 9.3%
Equity Fund 7.3%
iShares Core MSCI Emerging Markets ETF	239,238	12,641,336

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	38,327	3,332,149

Total Exchange Traded Funds (cost $16,470,219)		15,973,485

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	189,636	189,636

Total Short-Term Investment (cost $189,636)		189,636

Repurchase Agreements 1.8%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $2,771,365, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $2,828,586. (d)(e)	$2,771,157	$2,771,157
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $406,678, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $414,781. (d)(e)	406,648	406,648

Total Repurchase Agreements (cost $3,177,805)		3,177,805

Total Investments (cost $170,854,331) — 102.0%		176,271,550

Liabilities in excess of other assets — (2.0)%		(3,420,487)

NET ASSETS — 100.0%		$172,851,063

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $3,298,764, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $189,636 and $3,177,805, respectively, a total value of $3,367,441.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $3,367,441.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2045 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $151,016,671)	$156,930,624
Investment securities of unaffiliated issuers, at value* (cost $16,659,855)	16,163,121
Repurchase agreements, at value (cost $3,177,805)	3,177,805
Cash	28,460
Interest receivable	15
Security lending income receivable	358
Receivable for capital shares issued	116,885

Total Assets	176,417,268

Liabilities:
Payable for investments purchased	125,997
Payable for capital shares redeemed	2,852
Payable upon return of securities loaned (Note 2)	3,367,441
Accrued expenses and other payables:
Investment advisory fees	18,353
Distribution fees	23,401
Administrative servicing fees	26,445
Trustee fees	516
Professional fees	1,200

Total Liabilities	3,566,205

Net Assets	$172,851,063

Represented by:
Capital	$159,775,381
Total distributable earnings (loss)	13,075,682

Net Assets	$172,851,063

Net Assets:
Class A Shares	$33,267,452
Class C Shares	1,444,274
Class R Shares	38,107,961
Class R6 Shares	43,227,496
Institutional Service Class Shares	56,803,880

Total	$172,851,063

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,371,282
Class C Shares	148,585
Class R Shares	3,898,220
Class R6 Shares	4,350,344
Institutional Service Class Shares	5,766,436

Total	17,534,867

72

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.87
Class C Shares (b)	$9.72
Class R Shares	$9.78
Class R6 Shares	$9.94
Institutional Service Class Shares	$9.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.47

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $3,298,764 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

73

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,662,995
Dividend income from unaffiliated issuers	302,431
Income from securities lending (Note 2)	7,492
Interest income (unaffiliated)	3,138

Total Income	1,976,056

EXPENSES:
Investment advisory fees	104,187
Distribution fees Class A	38,890
Distribution fees Class C	7,297
Distribution fees Class R	92,950
Administrative servicing fees Class A	38,890
Administrative servicing fees Class C	283
Administrative servicing fees Class R	46,475
Administrative servicing fees Institutional Service Class	62,932
Professional fees	1,405
Trustee fees	2,476

Total Expenses	395,785

NET INVESTMENT INCOME	1,580,271

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	7,577,891
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	2,026,098
Transactions in investment securities of unaffiliated issuers	(957,434)
Expiration or closing of futures contracts (Note 2)	(256,445)

Net realized gains	8,390,110

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	2,602,698
Investment securities of unaffiliated issuers	1,470,810

Net change in unrealized appreciation/depreciation	4,073,508

Net realized/unrealized gains	12,463,618

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,043,889

The accompanying notes are an integral part of these financial statements.

74

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,580,271	$2,825,553
Net realized gains	8,390,110	13,131,403
Net change in unrealized appreciation/depreciation	4,073,508	(16,218,418)

Change in net assets resulting from operations	14,043,889	(261,462)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,838,158)	(2,164,446)
Class C	(146,403)	(140,154)
Class R	(3,499,458)	(3,227,288)
Class R6	(3,690,825)	(3,617,921)
Institutional Service Class	(4,562,206)	(3,250,602)

Change in net assets from shareholder distributions	(14,737,050)	(12,400,411)

Change in net assets from capital transactions	14,354,910	1,913,809

Change in net assets	13,661,749	(10,748,064)

Net Assets:
Beginning of period	159,189,314	169,937,378

End of period	$172,851,063	$159,189,314

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,468,091	$7,775,931
Dividends reinvested	2,838,158	2,164,446
Cost of shares redeemed	(3,975,656)	(5,796,587)

Total Class A Shares	2,330,593	4,143,790

Class C Shares
Proceeds from shares issued	46,566	56,882
Dividends reinvested	146,403	140,154
Cost of shares redeemed	(323,218)	(526,409)

Total Class C Shares	(130,249)	(329,373)

Class R Shares
Proceeds from shares issued	2,021,369	3,806,433
Dividends reinvested	3,499,458	3,227,288
Cost of shares redeemed	(6,149,877)	(12,088,573)

Total Class R Shares	(629,050)	(5,054,852)

Class R6 Shares
Proceeds from shares issued	5,007,668	9,202,642
Dividends reinvested	3,690,825	3,617,921
Cost of shares redeemed	(4,697,220)	(18,570,452)

Total Class R6 Shares	4,001,273	(5,749,889)

75

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$6,846,231	$12,127,569
Dividends reinvested	4,562,206	3,250,602
Cost of shares redeemed	(2,626,094)	(6,474,038)

Total Institutional Service Class Shares	8,782,343	8,904,133

Change in net assets from capital transactions	$14,354,910	$1,913,809

SHARE TRANSACTIONS:
Class A Shares
Issued	374,453	731,181
Reinvested	334,864	206,132
Redeemed	(419,839)	(538,700)

Total Class A Shares	289,478	398,613

Class C Shares
Issued	5,059	5,434
Reinvested	17,512	13,524
Redeemed	(36,395)	(49,590)

Total Class C Shares	(13,824)	(30,632)

Class R Shares
Issued	213,763	359,524
Reinvested	416,602	310,015
Redeemed	(655,200)	(1,138,547)

Total Class R Shares	(24,835)	(469,008)

Class R6 Shares
Issued	524,449	852,693
Reinvested	431,796	342,463
Redeemed	(483,028)	(1,723,178)

Total Class R6 Shares	473,217	(528,022)

Institutional Service Class Shares
Issued	723,457	1,139,358
Reinvested	538,506	309,964
Redeemed	(271,535)	(602,697)

Total Institutional Service Class Shares	990,428	846,625

Total change in shares	1,714,464	217,576

The accompanying notes are an integral part of these financial statements.

76

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.07	0.09	0.63	0.72	(0.10)	(0.82)	(0.92)	$9.87	8.74%		$33,267,452	0.63%	1.82%	0.63%	60.77%	(g)
Year Ended October 31, 2018	$10.90	0.16	(0.20)	(0.04)	(0.19)	(0.60)	(0.79)	$10.07	(0.57%	)	$31,046,163	0.63%	1.51%	0.63%	21.94%
Year Ended October 31, 2017	$9.80	0.15	1.76	1.91	(0.17)	(0.64)	(0.81)	$10.90	20.54%		$29,257,058	0.61%	1.49%	0.61%	34.41%
Year Ended October 31, 2016	$10.09	0.10	0.09	0.19	(0.13)	(0.35)	(0.48)	$9.80	2.11%		$18,902,112	0.61%	1.09%	0.61%	11.61%
Year Ended October 31, 2015	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%		$12,590,850	0.59%	1.43%	0.59%	5.66%
Year Ended October 31, 2014	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%		$8,630,457	0.61%	1.45%	0.61%	9.77%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.94	0.07	0.61	0.68	(0.08)	(0.82)	(0.90)	$9.72	8.41%		$1,444,274	1.17%	1.46%	1.17%	60.77%	(g)
Year Ended October 31, 2018	$10.78	0.11	(0.21)	(0.10)	(0.14)	(0.60)	(0.74)	$9.94	(1.19%	)	$1,614,688	1.22%	1.05%	1.22%	21.94%
Year Ended October 31, 2017	$9.71	0.10	1.73	1.83	(0.12)	(0.64)	(0.76)	$10.78	19.86%		$2,080,961	1.23%	0.96%	1.23%	34.41%
Year Ended October 31, 2016	$10.01	0.05	0.08	0.13	(0.08)	(0.35)	(0.43)	$9.71	1.44%		$1,865,950	1.24%	0.55%	1.24%	11.61%
Year Ended October 31, 2015	$10.63	0.09	(0.08)	0.01	(0.13)	(0.50)	(0.63)	$10.01	0.04%		$1,985,303	1.25%	0.91%	1.25%	5.66%
Year Ended October 31, 2014	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%		$2,124,737	1.20%	0.73%	1.20%	9.77%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.99	0.08	0.62	0.70	(0.09)	(0.82)	(0.91)	$9.78	8.57%		$38,107,961	0.88%	1.64%	0.88%	60.77%	(g)
Year Ended October 31, 2018	$10.82	0.14	(0.21)	(0.07)	(0.16)	(0.60)	(0.76)	$9.99	(0.83%	)	$39,183,778	0.89%	1.32%	0.89%	21.94%
Year Ended October 31, 2017	$9.73	0.13	1.75	1.88	(0.15)	(0.64)	(0.79)	$10.82	20.33%		$47,506,612	0.88%	1.31%	0.88%	34.41%
Year Ended October 31, 2016	$10.02	0.08	0.08	0.16	(0.10)	(0.35)	(0.45)	$9.73	1.82%		$42,999,999	0.88%	0.89%	0.88%	11.61%
Year Ended October 31, 2015	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%		$47,439,190	0.88%	1.23%	0.88%	5.66%
Year Ended October 31, 2014	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%		$49,027,374	0.88%	1.03%	0.88%	9.77%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$10.14	0.11	0.64	0.75	(0.13)	(0.82)	(0.95)	$9.94	8.96%		$43,227,496	0.13%	2.31%	0.13%	60.77%	(g)
Year Ended October 31, 2018	$10.97	0.23	(0.22)	0.01	(0.24)	(0.60)	(0.84)	$10.14	(0.07%	)	$39,305,513	0.14%	2.12%	0.14%	21.94%
Year Ended October 31, 2017	$9.84	0.21	1.77	1.98	(0.21)	(0.64)	(0.85)	$10.97	21.29%		$48,309,859	0.13%	2.09%	0.13%	34.41%
Year Ended October 31, 2016	$10.13	0.16	0.07	0.23	(0.17)	(0.35)	(0.52)	$9.84	2.56%		$39,218,168	0.13%	1.62%	0.13%	11.61%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%		$31,439,594	0.13%	1.87%	0.13%	5.66%
Year Ended October 31, 2014	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%		$22,421,415	0.13%	1.66%	0.13%	9.77%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.06	0.10	0.63	0.73	(0.12)	(0.82)	(0.94)	$9.85	8.79%		$56,803,880	0.38%	2.05%	0.38%	60.77%	(g)
Year Ended October 31, 2018	$10.89	0.19	(0.20)	(0.01)	(0.22)	(0.60)	(0.82)	$10.06	(0.32%	)	$48,039,172	0.39%	1.76%	0.39%	21.94%
Year Ended October 31, 2017	$9.78	0.18	1.76	1.94	(0.19)	(0.64)	(0.83)	$10.89	20.91%		$42,782,888	0.38%	1.73%	0.38%	34.41%
Year Ended October 31, 2016	$10.07	0.13	0.08	0.21	(0.15)	(0.35)	(0.50)	$9.78	2.33%		$31,450,692	0.38%	1.34%	0.38%	11.61%
Year Ended October 31, 2015	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%		$25,991,661	0.38%	1.62%	0.38%	5.66%
Year Ended October 31, 2014	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%		$17,428,130	0.38%	1.52%	0.38%	9.77%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

77

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation1

Equity Funds	91.5%
Fixed Income Funds	8.6%
Repurchase Agreements	0.5%
Money Market Fund†	0.0%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	51.0%
Nationwide International Index Fund, Class R6	21.2%
Nationwide Mid Cap Market Index Fund, Class R6	7.8%
iShares Core MSCI Emerging Markets ETF	7.8%
Nationwide Bond Index Fund, Class R6	5.7%
Nationwide Small Cap Index Fund, Class R6	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.9%
Nationwide Core Plus Bond Fund, Class R6	1.0%
BNP Paribas Securities Corp.	0.5%
Royal Bank of Canada	0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class†	0.0%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

78

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,087.90	3.26	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,083.90	5.94	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.09	5.76	1.15
Class R Shares	Actual	(b)	1,000.00	1,086.50	4.55	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,089.20	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,089.30	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

79

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2050 Fund

Investment Companies 90.3%

	Shares	Value

Equity Funds 83.6%
Nationwide International Index Fund, Class R6 (a)	3,888,007	$30,443,099
Nationwide Mid Cap Market Index Fund, Class R6 (a)	719,091	11,239,398
Nationwide Multi-Cap Portfolio, Class R6 (a)	6,509,921	73,171,516
Nationwide Small Cap Index Fund, Class R6 (a)	421,914	4,311,963

Total Equity Funds (cost $114,502,861)		119,165,976

Fixed Income Funds 6.7%
Nationwide Bond Index Fund, Class R6 (a)	754,162	8,212,820
Nationwide Core Plus Bond Fund, Class R6 (a)	136,595	1,376,873

Total Fixed Income Funds (cost $9,638,183)		9,589,693

Total Investment Companies (cost $124,141,044)		128,755,669

Exchange Traded Funds 9.8%
Equity Fund 7.9%
iShares Core MSCI Emerging Markets ETF	211,382	11,169,425

Fixed Income Fund 1.9%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	31,471	2,736,089

Total Exchange Traded Funds (cost $14,269,369)		13,905,514

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	46,756	46,756

Total Short-Term Investment (cost $46,756)		46,756

Repurchase Agreements 0.5%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $683,291, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $697,399. (d)(e)	$683,240	$683,240
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $100,268, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $102,266. (d)(e)	100,261	100,261

Total Repurchase Agreements (cost $783,501)		783,501

Total Investments (cost $139,240,670) — 100.6%		143,491,440

Liabilities in excess of other assets — (0.6)%		(876,344)

NET ASSETS — 100.0%		$142,615,096

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $813,324, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $46,756 and $783,501, respectively, a total value of $830,257.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $830,257.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

80

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2050 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $124,141,044)	$128,755,669
Investment securities of unaffiliated issuers, at value* (cost $14,316,125)	13,952,270
Repurchase agreements, at value (cost $783,501)	783,501
Cash	8,163
Interest receivable	8
Security lending income receivable	71
Receivable for capital shares issued	112,264

Total Assets	143,611,946

Liabilities:
Payable for investments purchased	89,300
Payable for capital shares redeemed	18,491
Payable upon return of securities loaned (Note 2)	830,257
Accrued expenses and other payables:
Investment advisory fees	15,279
Distribution fees	20,688
Administrative servicing fees	21,455
Trustee fees	419
Professional fees	961

Total Liabilities	996,850

Net Assets	$142,615,096

Represented by:
Capital	$131,876,299
Total distributable earnings (loss)	10,738,797

Net Assets	$142,615,096

Net Assets:
Class A Shares	$28,413,112
Class C Shares	129,078
Class R Shares	36,053,666
Class R6 Shares	36,252,022
Institutional Service Class Shares	41,767,218

Total	$142,615,096

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,282,413
Class C Shares	15,252
Class R Shares	4,227,361
Class R6 Shares	4,175,811
Institutional Service Class Shares	4,828,682

Total	16,529,519

81

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.66
Class C Shares (b)	$8.46
Class R Shares	$8.53
Class R6 Shares	$8.68
Institutional Service Class Shares	$8.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.19

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $813,324 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,355,479
Dividend income from unaffiliated issuers	248,651
Income from securities lending (Note 2)	5,998
Interest income (unaffiliated)	2,868

Total Income	1,612,996

EXPENSES:
Investment advisory fees	85,849
Distribution fees Class A	32,634
Distribution fees Class C	543
Distribution fees Class R	87,291
Administrative servicing fees Class A	32,634
Administrative servicing fees Class C	12
Administrative servicing fees Class R	43,646
Administrative servicing fees Institutional Service Class	45,775
Professional fees	1,155
Trustee fees	2,029

Total Expenses	331,568

NET INVESTMENT INCOME	1,281,428

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	6,387,478
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,893,601
Transactions in investment securities of unaffiliated issuers	(800,693)
Expiration or closing of futures contracts (Note 2)	(214,228)

Net realized gains	7,266,158

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	1,824,490
Investment securities of unaffiliated issuers	1,238,731

Net change in unrealized appreciation/depreciation	3,063,221

Net realized/unrealized gains	10,329,379

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,610,807

The accompanying notes are an integral part of these financial statements.

83

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,281,428	$2,190,167
Net realized gains	7,266,158	9,557,861
Net change in unrealized appreciation/depreciation	3,063,221	(12,271,765)

Change in net assets resulting from operations	11,610,807	(523,737)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,140,495)	(1,313,583)
Class C	(8,425)	(6,422)
Class R	(2,918,306)	(2,167,824)
Class R6	(2,835,472)	(2,258,583)
Institutional Service Class	(2,941,635)	(1,942,111)

Change in net assets from shareholder distributions	(10,844,333)	(7,688,523)

Change in net assets from capital transactions	11,056,229	5,690,585

Change in net assets	11,822,703	(2,521,675)

Net Assets:
Beginning of period	130,792,393	133,314,068

End of period	$142,615,096	$130,792,393

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,243,507	$7,916,874
Dividends reinvested	2,140,495	1,313,583
Cost of shares redeemed	(3,157,577)	(5,049,223)

Total Class A Shares	2,226,425	4,181,234

Class C Shares
Proceeds from shares issued	19,160	54,581
Dividends reinvested	8,425	6,422
Cost of shares redeemed	(135)	(69,427)

Total Class C Shares	27,450	(8,424)

Class R Shares
Proceeds from shares issued	1,887,092	4,475,334
Dividends reinvested	2,918,306	2,167,824
Cost of shares redeemed	(5,343,072)	(8,015,717)

Total Class R Shares	(537,674)	(1,372,559)

Class R6 Shares
Proceeds from shares issued	5,302,180	9,280,571
Dividends reinvested	2,835,472	2,258,583
Cost of shares redeemed	(4,589,271)	(14,285,406)

Total Class R6 Shares	3,548,381	(2,746,252)

84

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,801,969	$9,086,031
Dividends reinvested	2,941,635	1,942,111
Cost of shares redeemed	(2,951,957)	(5,391,556)

Total Institutional Service Class Shares	5,791,647	5,636,586

Change in net assets from capital transactions	$11,056,229	$5,690,585

SHARE TRANSACTIONS:
Class A Shares
Issued	390,948	858,506
Reinvested	288,684	144,120
Redeemed	(383,385)	(543,733)

Total Class A Shares	296,247	458,893

Class C Shares
Issued	2,355	5,921
Reinvested	1,161	719
Redeemed	(16)	(7,727)

Total Class C Shares	3,500	(1,087)

Class R Shares
Issued	231,943	491,494
Reinvested	399,221	241,315
Redeemed	(653,517)	(877,593)

Total Class R Shares	(22,353)	(144,784)

Class R6 Shares
Issued	631,139	997,018
Reinvested	380,782	247,376
Redeemed	(541,184)	(1,536,842)

Total Class R6 Shares	470,737	(292,448)

Institutional Service Class Shares
Issued	698,609	984,620
Reinvested	396,401	213,196
Redeemed	(343,889)	(579,401)

Total Institutional Service Class Shares	751,121	618,415

Total change in shares	1,499,252	638,989

The accompanying notes are an integral part of these financial statements.

85

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.73	0.07	0.58	0.65	(0.09)	(0.63)	(0.72)	$8.66	8.79%		$28,413,112	0.63%	1.82%	0.63%	62.09%	(g)
Year Ended October 31, 2018	$9.29	0.13	(0.16)	(0.03)	(0.16)	(0.37)	(0.53)	$8.73	(0.46%	)	$26,072,573	0.63%	1.46%	0.63%	19.14%
Year Ended October 31, 2017	$8.33	0.13	1.51	1.64	(0.14)	(0.54)	(0.68)	$9.29	20.84%		$23,490,599	0.61%	1.44%	0.61%	32.50%
Year Ended October 31, 2016	$8.62	0.09	0.07	0.16	(0.11)	(0.34)	(0.45)	$8.33	2.17%		$14,663,954	0.61%	1.10%	0.61%	15.31%
Year Ended October 31, 2015	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%		$11,581,468	0.61%	1.42%	0.61%	6.73%
Year Ended October 31, 2014	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%		$8,218,137	0.64%	1.38%	0.64%	27.49%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.56	0.05	0.55	0.60	(0.07)	(0.63)	(0.70)	$8.46	8.39%		$129,078	1.15%	1.21%	1.15%	62.09%	(g)
Year Ended October 31, 2018	$9.13	0.09	(0.17)	(0.08)	(0.12)	(0.37)	(0.49)	$8.56	(1.02%	)	$100,578	1.18%	1.02%	1.18%	19.14%
Year Ended October 31, 2017	$8.20	0.08	1.50	1.58	(0.11)	(0.54)	(0.65)	$9.13	20.29%		$117,231	1.18%	0.92%	1.18%	32.50%
Year Ended October 31, 2016	$8.50	0.05	0.06	0.11	(0.07)	(0.34)	(0.41)	$8.20	1.52%		$87,393	1.18%	0.58%	1.18%	15.31%
Year Ended October 31, 2015	$9.54	0.08	(0.06)	0.02	(0.13)	(0.93)	(1.06)	$8.50	0.15%		$106,174	1.18%	0.90%	1.18%	6.73%
Year Ended October 31, 2014	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%		$110,002	1.16%	0.82%	1.16%	27.49%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$8.61	0.06	0.57	0.63	(0.08)	(0.63)	(0.71)	$8.53	8.65%		$36,053,666	0.88%	1.60%	0.88%	62.09%	(g)
Year Ended October 31, 2018	$9.18	0.12	(0.18)	(0.06)	(0.14)	(0.37)	(0.51)	$8.61	(0.82%	)	$36,604,249	0.89%	1.27%	0.89%	19.14%
Year Ended October 31, 2017	$8.23	0.11	1.50	1.61	(0.12)	(0.54)	(0.66)	$9.18	20.71%		$40,326,541	0.88%	1.29%	0.88%	32.50%
Year Ended October 31, 2016	$8.52	0.07	0.07	0.14	(0.09)	(0.34)	(0.43)	$8.23	1.89%		$36,901,555	0.88%	0.88%	0.88%	15.31%
Year Ended October 31, 2015	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%		$39,972,106	0.88%	1.21%	0.88%	6.73%
Year Ended October 31, 2014	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%		$39,009,104	0.88%	1.01%	0.88%	27.49%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$8.76	0.09	0.57	0.66	(0.11)	(0.63)	(0.74)	$8.68	8.92%		$36,252,022	0.13%	2.29%	0.13%	62.09%	(g)
Year Ended October 31, 2018	$9.32	0.19	(0.17)	0.02	(0.21)	(0.37)	(0.58)	$8.76	0.04%		$32,438,748	0.14%	2.07%	0.14%	19.14%
Year Ended October 31, 2017	$8.34	0.17	1.53	1.70	(0.18)	(0.54)	(0.72)	$9.32	21.57%		$37,250,979	0.13%	1.99%	0.13%	32.50%
Year Ended October 31, 2016	$8.63	0.13	0.07	0.20	(0.15)	(0.34)	(0.49)	$8.34	2.64%		$26,084,928	0.13%	1.59%	0.13%	15.31%
Year Ended October 31, 2015	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%		$19,624,686	0.13%	1.86%	0.13%	6.73%
Year Ended October 31, 2014	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%		$13,474,072	0.13%	1.75%	0.13%	27.49%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.72	0.08	0.58	0.66	(0.10)	(0.63)	(0.73)	$8.65	8.93%		$41,767,218	0.38%	2.02%	0.38%	62.09%	(g)
Year Ended October 31, 2018	$9.29	0.16	(0.18)	(0.02)	(0.18)	(0.37)	(0.55)	$8.72	(0.33%	)	$35,576,245	0.39%	1.74%	0.39%	19.14%
Year Ended October 31, 2017	$8.31	0.15	1.53	1.68	(0.16)	(0.54)	(0.70)	$9.29	21.35%		$32,128,718	0.38%	1.69%	0.38%	32.50%
Year Ended October 31, 2016	$8.61	0.11	0.06	0.17	(0.13)	(0.34)	(0.47)	$8.31	2.28%		$23,815,853	0.38%	1.33%	0.38%	15.31%
Year Ended October 31, 2015	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%		$19,537,648	0.38%	1.68%	0.38%	6.73%
Year Ended October 31, 2014	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%		$15,739,026	0.38%	1.52%	0.38%	27.49%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

86

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation1

Equity Funds	92.4%
Fixed Income Funds	7.6%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	51.8%
Nationwide International Index Fund, Class R6	21.4%
Nationwide Mid Cap Market Index Fund, Class R6	8.1%
iShares Core MSCI Emerging Markets ETF	7.7%
Nationwide Bond Index Fund, Class R6	5.8%
Nationwide Small Cap Index Fund, Class R6	3.3%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	0.9%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

87

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,086.50	3.26	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,083.90	5.94	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.09	5.76	1.15
Class R Shares	Actual	(b)	1,000.00	1,086.30	4.55	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,089.60	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,088.30	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

88

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2055 Fund

Investment Companies 91.4%

	Shares	Value

Equity Funds 84.7%
Nationwide International Index Fund, Class R6 (a)	2,218,331	$17,369,533
Nationwide Mid Cap Market Index Fund, Class R6 (a)	423,375	6,617,345
Nationwide Multi-Cap Portfolio, Class R6 (a)	3,750,346	42,153,886
Nationwide Small Cap Index Fund, Class R6 (a)	260,738	2,664,744

Total Equity Funds (cost $66,060,833)		68,805,508

Fixed Income Funds 6.7%
Nationwide Bond Index Fund, Class R6 (a)	430,483	4,687,959
Nationwide Core Plus Bond Fund, Class R6 (a)	77,966	785,902

Total Fixed Income Funds (cost $5,470,157)		5,473,861

Total Investment Companies (cost $71,530,990)		74,279,369

Exchange Traded Funds 8.6%
Equity Fund 7.7%
iShares Core MSCI Emerging Markets ETF	118,376	6,254,988

Fixed Income Fund 0.9%
iShares iBoxx $ High Yield Corporate Bond ETF	8,844	768,897

Total Exchange Traded Funds (cost $7,220,026)		7,023,885

Total Investments (cost $78,751,016) — 100.0%		81,303,254

Liabilities in excess of other assets — 0.0%†		(29,617)

NET ASSETS — 100.0%		$81,273,637

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

89

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2055 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $71,530,990)	$74,279,369
Investment securities of unaffiliated issuers, at value (cost $7,220,026)	7,023,885
Cash	7,074
Interest receivable	10
Security lending income receivable	73
Receivable for capital shares issued	36,823

Total Assets	81,347,234

Liabilities:
Payable for investments purchased	25,732
Payable for capital shares redeemed	13,947
Accrued expenses and other payables:
Investment advisory fees	8,644
Distribution fees	11,500
Administrative servicing fees	13,034
Trustee fees	222
Professional fees	518

Total Liabilities	73,597

Net Assets	$81,273,637

Represented by:
Capital	$75,782,167
Total distributable earnings (loss)	5,491,470

Net Assets	$81,273,637

Net Assets:
Class A Shares	$19,347,912
Class C Shares	48,978
Class R Shares	18,665,586
Class R6 Shares	21,288,619
Institutional Service Class Shares	21,922,542

Total	$81,273,637

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,456,446
Class C Shares	3,699
Class R Shares	1,409,030
Class R6 Shares	1,592,899
Institutional Service Class Shares	1,641,901

Total	6,103,975

90

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.28
Class C Shares (b)	$13.24
Class R Shares	$13.25
Class R6 Shares	$13.36
Institutional Service Class Shares	$13.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

91

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$757,375
Dividend income from unaffiliated issuers	115,904
Interest income (unaffiliated)	2,219
Income from securities lending (Note 2)	1,684

Total Income	877,182

EXPENSES:
Investment advisory fees	47,851
Distribution fees Class A	22,411
Distribution fees Class C	207
Distribution fees Class R	43,546
Administrative servicing fees Class A	22,411
Administrative servicing fees Class C	2
Administrative servicing fees Class R	21,773
Administrative servicing fees Institutional Service Class	23,288
Professional fees	632
Trustee fees	1,124

Total Expenses	183,245

NET INVESTMENT INCOME	693,937

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	3,629,847
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	552,069
Transactions in investment securities of unaffiliated issuers	(438,612)
Expiration or closing of futures contracts (Note 2)	(124,149)

Net realized gains	3,619,155

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	1,636,356
Investment securities of unaffiliated issuers	657,970

Net change in unrealized appreciation/depreciation	2,294,326

Net realized/unrealized gains	5,913,481

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,607,418

The accompanying notes are an integral part of these financial statements.

92

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$693,937	$1,148,614
Net realized gains	3,619,155	4,875,001
Net change in unrealized appreciation/depreciation	2,294,326	(6,400,156)

Change in net assets resulting from operations	6,607,418	(376,541)

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,351,373)	(690,440)
Class C	(3,004)	(1,708)
Class R	(1,323,259)	(758,649)
Class R6	(1,463,202)	(937,468)
Institutional Service Class	(1,380,832)	(753,198)

Change in net assets from shareholder distributions	(5,521,670)	(3,141,463)

Change in net assets from capital transactions	8,900,268	6,967,488

Change in net assets	9,986,016	3,449,484

Net Assets:
Beginning of period	71,287,621	67,838,137

End of period	$81,273,637	$71,287,621

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,196,775	$4,837,203
Dividends reinvested	1,351,373	690,440
Cost of shares redeemed	(2,013,621)	(1,983,755)

Total Class A Shares	1,534,527	3,543,888

Class C Shares
Proceeds from shares issued	5,727	6,001
Dividends reinvested	3,004	1,708
Cost of shares redeemed	(40)	(31,602)

Total Class C Shares	8,691	(23,893)

Class R Shares
Proceeds from shares issued	1,802,712	4,108,464
Dividends reinvested	1,323,259	758,649
Cost of shares redeemed	(2,573,019)	(3,980,954)

Total Class R Shares	552,952	886,159

Class R6 Shares
Proceeds from shares issued	4,160,148	6,163,491
Dividends reinvested	1,463,202	937,468
Cost of shares redeemed	(3,064,038)	(7,294,594)

Total Class R6 Shares	2,559,312	(193,635)

93

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,685,355	$5,313,975
Dividends reinvested	1,380,832	753,198
Cost of shares redeemed	(821,401)	(3,312,204)

Total Institutional Service Class Shares	4,244,786	2,754,969

Change in net assets from capital transactions	$8,900,268	$6,967,488

SHARE TRANSACTIONS:
Class A Shares
Issued	174,402	343,757
Reinvested	118,889	49,637
Redeemed	(157,347)	(140,913)

Total Class A Shares	135,944	252,481

Class C Shares
Issued	446	428
Reinvested	265	123
Redeemed	(3)	(2,269)

Total Class C Shares	708	(1,718)

Class R Shares
Issued	142,670	292,234
Reinvested	116,792	54,733
Redeemed	(203,341)	(284,208)

Total Class R Shares	56,121	62,759

Class R6 Shares
Issued	329,300	435,975
Reinvested	127,826	67,000
Redeemed	(234,886)	(513,746)

Total Class R6 Shares	222,240	(10,771)

Institutional Service Class Shares
Issued	288,617	376,403
Reinvested	120,833	53,876
Redeemed	(63,377)	(234,530)

Total Institutional Service Class Shares	346,073	195,749

Total change in shares	761,086	498,500

The accompanying notes are an integral part of these financial statements.

94

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.32	0.11	0.87	0.98	(0.14)	(0.88)	(1.02)	$13.28	8.65%		$19,347,912	0.63%	1.76%	0.63%	63.53%	(g)
Year Ended October 31, 2018	$13.98	0.20	(0.25)	(0.05)	(0.24)	(0.37)	(0.61)	$13.32	(0.47%	)	$17,583,786	0.64%	1.43%	0.64%	18.61%
Year Ended October 31, 2017	$12.30	0.18	2.34	2.52	(0.21)	(0.63)	(0.84)	$13.98	21.33%		$14,927,090	0.62%	1.40%	0.62%	26.27%
Year Ended October 31, 2016	$12.72	0.13	0.10	0.23	(0.17)	(0.48)	(0.65)	$12.30	2.12%		$9,305,695	0.62%	1.10%	0.62%	17.63%
Year Ended October 31, 2015	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%		$5,343,749	0.61%	1.30%	0.61%	11.73%
Year Ended October 31, 2014	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%		$2,272,610	0.62%	1.10%	0.62%	10.03%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.29	0.08	0.86	0.94	(0.11)	(0.88)	(0.99)	$13.24	8.39%		$48,978	1.15%	1.22%	1.15%	63.53%	(g)
Year Ended October 31, 2018	$13.95	0.13	(0.25)	(0.12)	(0.17)	(0.37)	(0.54)	$13.29	(0.98%	)	$39,744	1.18%	0.93%	1.18%	18.61%
Year Ended October 31, 2017	$12.29	0.12	2.32	2.44	(0.15)	(0.63)	(0.78)	$13.95	20.66%		$65,675	1.18%	0.89%	1.18%	26.27%
Year Ended October 31, 2016	$12.72	0.05	0.11	0.16	(0.11)	(0.48)	(0.59)	$12.29	1.50%		$55,467	1.18%	0.44%	1.18%	17.63%
Year Ended October 31, 2015	$13.32	0.12	(0.09)	0.03	(0.18)	(0.45)	(0.63)	$12.72	0.21%		$22,906	1.14%	0.92%	1.14%	11.73%
Year Ended October 31, 2014	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%		$17,758	1.17%	0.89%	1.17%	10.03%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$13.28	0.10	0.87	0.97	(0.12)	(0.88)	(1.00)	$13.25	8.63%		$18,665,586	0.88%	1.56%	0.88%	63.53%	(g)
Year Ended October 31, 2018	$13.95	0.17	(0.26)	(0.09)	(0.21)	(0.37)	(0.58)	$13.28	(0.77%	)	$17,971,136	0.89%	1.24%	0.89%	18.61%
Year Ended October 31, 2017	$12.28	0.15	2.33	2.48	(0.18)	(0.63)	(0.81)	$13.95	21.04%		$17,993,301	0.88%	1.17%	0.88%	26.27%
Year Ended October 31, 2016	$12.70	0.11	0.08	0.19	(0.13)	(0.48)	(0.61)	$12.28	1.81%		$13,255,710	0.88%	0.89%	0.88%	17.63%
Year Ended October 31, 2015	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%		$12,213,162	0.88%	1.18%	0.88%	11.73%
Year Ended October 31, 2014	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%		$9,775,507	0.88%	0.97%	0.88%	10.03%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$13.39	0.14	0.88	1.02	(0.17)	(0.88)	(1.05)	$13.36	8.96%		$21,288,619	0.13%	2.20%	0.13%	63.53%	(g)
Year Ended October 31, 2018	$14.05	0.29	(0.27)	0.02	(0.31)	(0.37)	(0.68)	$13.39	0.02%		$18,355,415	0.14%	2.03%	0.14%	18.61%
Year Ended October 31, 2017	$12.35	0.25	2.34	2.59	(0.26)	(0.63)	(0.89)	$14.05	21.93%		$19,408,740	0.13%	1.91%	0.13%	26.27%
Year Ended October 31, 2016	$12.77	0.20	0.09	0.29	(0.23)	(0.48)	(0.71)	$12.35	2.57%		$11,881,943	0.13%	1.64%	0.13%	17.63%
Year Ended October 31, 2015	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%		$9,463,033	0.13%	1.88%	0.13%	11.73%
Year Ended October 31, 2014	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%		$6,061,345	0.13%	1.66%	0.13%	10.03%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.38	0.12	0.88	1.00	(0.15)	(0.88)	(1.03)	$13.35	8.83%		$21,922,542	0.38%	1.97%	0.38%	63.53%	(g)
Year Ended October 31, 2018	$14.04	0.24	(0.25)	(0.01)	(0.28)	(0.37)	(0.65)	$13.38	(0.23%	)	$17,337,540	0.39%	1.69%	0.39%	18.61%
Year Ended October 31, 2017	$12.34	0.21	2.35	2.56	(0.23)	(0.63)	(0.86)	$14.04	21.67%		$15,443,331	0.38%	1.61%	0.38%	26.27%
Year Ended October 31, 2016	$12.76	0.17	0.09	0.26	(0.20)	(0.48)	(0.68)	$12.34	2.32%		$9,237,219	0.38%	1.39%	0.38%	17.63%
Year Ended October 31, 2015	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%		$7,575,664	0.38%	1.65%	0.38%	11.73%
Year Ended October 31, 2014	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%		$4,938,798	0.38%	1.40%	0.38%	10.03%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

95

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation1

Equity Funds	93.3%
Fixed Income Funds	6.7%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	52.5%
Nationwide International Index Fund, Class R6	21.4%
Nationwide Mid Cap Market Index Fund, Class R6	8.1%
iShares Core MSCI Emerging Markets ETF	8.0%
Nationwide Bond Index Fund, Class R6	4.8%
Nationwide Small Cap Index Fund, Class R6	3.3%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	0.9%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

96

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period April 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,088.10	3.26	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	(b)	1,000.00	1,085.30	5.89	1.14
	Hypothetical	(b)(c)	1,000.00	1,019.14	5.71	1.14
Class R Shares	Actual	(b)	1,000.00	1,086.10	4.55	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.43	4.41	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,090.60	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.15	0.65	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,089.40	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

97

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Destination 2060 Fund

Investment Companies 91.1%

	Shares	Value

Equity Funds 85.3%
Nationwide International Index Fund, Class R6 (a)	591,775	$4,633,600
Nationwide Mid Cap Market Index Fund, Class R6 (a)	112,912	1,764,814
Nationwide Multi-Cap Portfolio, Class R6 (a)	1,010,082	11,353,320
Nationwide Small Cap Index Fund, Class R6 (a)	69,545	710,750

Total Equity Funds (cost $17,808,243)		18,462,484

Fixed Income Funds 5.8%
Nationwide Bond Index Fund, Class R6 (a)	95,728	1,042,482
Nationwide Core Plus Bond Fund, Class R6 (a)	20,802	209,681

Total Fixed Income Funds (cost $1,243,920)		1,252,163

Total Investment Companies (cost $19,052,163)		19,714,647

Exchange Traded Funds 8.9%
Equity Fund 8.0%
iShares Core MSCI Emerging Markets ETF	32,839	1,735,213

Fixed Income Fund 0.9%
iShares iBoxx $ High Yield Corporate Bond ETF	2,216	192,659

Total Exchange Traded Funds (cost $1,961,040)		1,927,872

Total Investments (cost $21,013,203) — 100.0%		21,642,519

Liabilities in excess of other assets — 0.0%†		(3,979)

NET ASSETS — 100.0%		$21,638,540

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

98

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Destination 2060 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $19,052,163)	$19,714,647
Investment securities of unaffiliated issuers, at value (cost $1,961,040)	1,927,872
Cash	3,398
Interest receivable	4
Receivable for capital shares issued	31,871

Total Assets	21,677,792

Liabilities:
Payable for investments purchased	31,551
Payable for capital shares redeemed	21
Accrued expenses and other payables:
Investment advisory fees	2,289
Distribution fees	2,343
Administrative servicing fees	2,899
Trustee fees	44
Professional fees	105

Total Liabilities	39,252

Net Assets	$21,638,540

Represented by:
Capital	$20,687,199
Total distributable earnings (loss)	951,341

Net Assets	$21,638,540

Net Assets:
Class A Shares	$6,586,576
Class C Shares	175,187
Class R Shares	2,202,863
Class R6 Shares	4,960,005
Institutional Service Class Shares	7,713,909

Total	$21,638,540

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	603,433
Class C Shares	16,105
Class R Shares	202,094
Class R6 Shares	453,163
Institutional Service Class Shares	705,289

Total	1,980,084

99

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Destination 2060 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.92
Class C Shares (b)	$10.88
Class R Shares	$10.90
Class R6 Shares	$10.95
Institutional Service Class Shares	$10.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.59

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

100

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Destination 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$191,349
Dividend income from unaffiliated issuers	27,702
Interest income (unaffiliated)	491
Income from securities lending (Note 2)	303

Total Income	219,845

EXPENSES:
Investment advisory fees	12,086
Distribution fees Class A	7,300
Distribution fees Class C	716
Distribution fees Class R	4,472
Administrative servicing fees Class A	7,300
Administrative servicing fees Class C	7
Administrative servicing fees Class R	2,236
Administrative servicing fees Institutional Service Class	7,948
Professional fees	147
Trustee fees	275

Total Expenses	42,487

NET INVESTMENT INCOME	177,358

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	937,716
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(336,334)
Transactions in investment securities of unaffiliated issuers	(97,577)
Expiration or closing of futures contracts (Note 2)	(25,853)

Net realized gains	477,952

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	917,643
Investment securities of unaffiliated issuers	165,328

Net change in unrealized appreciation/depreciation	1,082,971

Net realized/unrealized gains	1,560,923

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,738,281

The accompanying notes are an integral part of these financial statements.

101

Statements of Changes in Net Assets

	Nationwide Destination 2060 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$177,358	$225,330
Net realized gains	477,952	961,591
Net change in unrealized appreciation/depreciation	1,082,971	(1,466,912)

Change in net assets resulting from operations	1,738,281	(279,991)

Distributions to Shareholders From:
Distributable earnings:
Class A	(347,394)	(175,983)
Class C	(6,750)	(6,203)
Class R	(99,803)	(51,243)
Class R6	(267,527)	(171,780)
Institutional Service Class	(388,241)	(223,154)

Change in net assets from shareholder distributions	(1,109,715)	(628,363)

Change in net assets from capital transactions	4,216,079	6,130,721

Change in net assets	4,844,645	5,222,367

Net Assets:
Beginning of period	16,793,895	11,571,528

End of period	$21,638,540	$16,793,895

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,391,305	$2,942,099
Dividends reinvested	347,156	175,983
Cost of shares redeemed	(820,104)	(544,262)

Total Class A Shares	918,357	2,573,820

Class C Shares
Proceeds from shares issued	45,191	5,666
Dividends reinvested	6,750	6,203
Cost of shares redeemed	(30)	(33,497)

Total Class C Shares	51,911	(21,628)

Class R Shares
Proceeds from shares issued	531,186	887,332
Dividends reinvested	99,803	51,243
Cost of shares redeemed	(98,981)	(301,987)

Total Class R Shares	532,008	636,588

Class R6 Shares
Proceeds from shares issued	1,440,510	2,348,782
Dividends reinvested	267,527	171,780
Cost of shares redeemed	(830,688)	(1,668,607)

Total Class R6 Shares	877,349	851,955

102

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2060 Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,656,397	$2,933,535
Dividends reinvested	388,241	223,154
Cost of shares redeemed	(1,208,184)	(1,066,703)

Total Institutional Service Class Shares	1,836,454	2,089,986

Change in net assets from capital transactions	$4,216,079	$6,130,721

SHARE TRANSACTIONS:
Class A Shares
Issued	134,837	259,865
Reinvested	37,178	15,682
Redeemed	(79,099)	(47,997)

Total Class A Shares	92,916	227,550

Class C Shares
Issued	4,815	502
Reinvested	725	555
Redeemed	(3)	(3,011)

Total Class C Shares	5,537	(1,954)

Class R Shares
Issued	51,231	78,258
Reinvested	10,709	4,573
Redeemed	(9,336)	(26,672)

Total Class R Shares	52,604	56,159

Class R6 Shares
Issued	138,075	206,531
Reinvested	28,525	15,274
Redeemed	(78,006)	(146,237)

Total Class R6 Shares	88,594	75,568

Institutional Service Class Shares
Issued	254,576	259,307
Reinvested	41,489	19,847
Redeemed	(117,994)	(95,924)

Total Institutional Service Class Shares	178,071	183,230

Total change in shares	417,722	540,553

The accompanying notes are an integral part of these financial statements.

103

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.74	0.09	0.75	0.84	(0.11)	(0.55)	(0.66)	$10.92	8.81%		$6,586,576	0.63%	1.74%		0.63%	69.05%	(g)
Year Ended October 31, 2018	$11.31	0.15	(0.18)	(0.03)	(0.19)	(0.35)	(0.54)	$10.74	(0.43%	)	$5,481,132	0.63%	1.35%		0.63%	16.95%
Year Ended October 31, 2017	$9.71	0.14	1.88	2.02	(0.17)	(0.25)	(0.42)	$11.31	21.31%		$3,200,947	0.61%	1.29%		0.61%	44.88%
Year Ended October 31, 2016	$9.77	0.09	0.10	0.19	(0.13)	(0.12)	(0.25)	$9.71	2.12%		$1,099,157	0.60%	0.96%		0.60%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.14	(0.16)	(0.02)	(0.21)	–	(0.21)	$9.77	(0.26%	)	$318,677	0.45%	1.37%	(i)	0.45%	25.65%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.71	0.05	0.76	0.81	(0.09)	(0.55)	(0.64)	$10.88	8.53%		$175,187	1.14%	0.93%		1.14%	69.05%	(g)
Year Ended October 31, 2018	$11.29	0.12	(0.21)	(0.09)	(0.14)	(0.35)	(0.49)	$10.71	(0.96%	)	$113,150	1.15%	1.04%		1.15%	16.95%
Year Ended October 31, 2017	$9.70	0.10	1.86	1.96	(0.12)	(0.25)	(0.37)	$11.29	20.71%		$141,367	1.14%	0.93%		1.14%	44.88%
Year Ended October 31, 2016	$9.76	0.06	0.08	0.14	(0.08)	(0.12)	(0.20)	$9.70	1.55%		$110,981	1.13%	0.63%		1.13%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.11	(0.20)	(0.09)	(0.15)	–	(0.15)	$9.76	(0.91%	)	$102,787	1.13%	1.09%	(i)	1.13%	25.65%

Class R Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.73	0.07	0.75	0.82	(0.10)	(0.55)	(0.65)	$10.90	8.61%		$2,202,863	0.88%	1.42%		0.88%	69.05%	(g)
Year Ended October 31, 2018	$11.30	0.13	(0.18)	(0.05)	(0.17)	(0.35)	(0.52)	$10.73	(0.65%	)	$1,603,324	0.90%	1.12%		0.90%	16.95%
Year Ended October 31, 2017	$9.71	0.11	1.88	1.99	(0.15)	(0.25)	(0.40)	$11.30	21.03%		$1,055,047	0.81%	1.06%		0.81%	44.88%
Year Ended October 31, 2016	$9.76	0.11	0.08	0.19	(0.12)	(0.12)	(0.24)	$9.71	2.04%		$345,669	0.78%	1.11%		0.78%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.14	(0.19)	(0.05)	(0.19)	–	(0.19)	$9.76	(0.54%	)	$151,162	0.67%	1.38%	(i)	0.67%	25.65%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$10.77	0.11	0.76	0.87	(0.14)	(0.55)	(0.69)	$10.95	9.06%		$4,960,005	0.13%	2.19%		0.13%	69.05%	(g)
Year Ended October 31, 2018	$11.34	0.23	(0.20)	0.03	(0.25)	(0.35)	(0.60)	$10.77	0.04%		$3,924,629	0.14%	2.00%		0.14%	16.95%
Year Ended October 31, 2017	$9.72	0.19	1.89	2.08	(0.21)	(0.25)	(0.46)	$11.34	22.02%		$3,276,461	0.13%	1.82%		0.13%	44.88%
Year Ended October 31, 2016	$9.78	0.15	0.08	0.23	(0.17)	(0.12)	(0.29)	$9.72	2.50%		$1,659,638	0.13%	1.55%		0.13%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.19	(0.19)	–	(0.22)	–	(0.22)	$9.78	0.03%		$879,158	0.13%	1.91%	(i)	0.13%	25.65%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.76	0.10	0.75	0.85	(0.12)	(0.55)	(0.67)	$10.94	8.94%		$7,713,909	0.38%	2.01%		0.38%	69.05%	(g)
Year Ended October 31, 2018	$11.33	0.18	(0.18)	–	(0.22)	(0.35)	(0.57)	$10.76	(0.20%	)	$5,671,660	0.38%	1.59%		0.38%	16.95%
Year Ended October 31, 2017	$9.72	0.17	1.88	2.05	(0.19)	(0.25)	(0.44)	$11.33	21.62%		$3,897,706	0.38%	1.61%		0.38%	44.88%
Year Ended October 31, 2016	$9.77	0.12	0.10	0.22	(0.15)	(0.12)	(0.27)	$9.72	2.42%		$1,698,373	0.38%	1.26%		0.38%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.13	(0.14)	(0.01)	(0.22)	–	(0.22)	$9.77	(0.09%	)	$673,751	0.25%	1.32%	(i)	0.25%	25.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year, unless otherwise noted.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.
(i)	Ratio has not been annualized.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

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1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various

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methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, and Destination 2040 currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value

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of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2018 through December 31, 2018, the rate was 2.65%. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through April 30, 2019, the rate was 2.60%. Effective May 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At April 30, 2019, 100% of the market value of Destination 2055 and Destination 2060 was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$269,960	$—	$—	$269,960
Investment Companies	13,527,441	—	—	13,527,441
Investment Contract	—	—	3,272,753	3,272,753
Total	$13,797,401	$—	$3,272,753	$17,070,154

Destination 2015

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$1,748,740	$—	$—	$1,748,740
Investment Companies	53,741,183	—	—	53,741,183
Investment Contract	—	—	10,657,312	10,657,312
Total	$55,489,923	$—	$10,657,312	$66,147,235

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Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$6,829,517	$—	$—	$6,829,517
Investment Companies	175,906,966	—	—	175,906,966
Investment Contract	—	—	22,449,528	22,449,528
Total	$182,736,483	$—	$22,449,528	$205,186,011

Destination 2025

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$13,431,611	$—	$—	$13,431,611
Investment Companies	252,306,212	—	—	252,306,212
Investment Contract	—	—	24,598,923	24,598,923
Total	$265,737,823	$—	$24,598,923	$290,336,746

Destination 2030

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$19,056,706	$—	$—	$19,056,706
Investment Companies	277,673,580	—	—	277,673,580
Investment Contract	—	—	11,960,094	11,960,094
Total	$296,730,286	$—	$11,960,094	$308,690,380

Destination 2035

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$21,464,335	$—	$—	$21,464,335
Investment Companies	235,891,772	—	—	235,891,772
Investment Contract	—	—	7,666,445	7,666,445
Repurchase Agreements	—	2,446,817	—	2,446,817
Short-Term Investment	146,014	—	—	146,014
Total	$257,502,121	$2,446,817	$7,666,445	$267,615,383

Destination 2040

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$20,528,078	$—	$—	$20,528,078
Investment Companies	195,794,770	—	—	195,794,770
Investment Contract	—	—	4,240,331	4,240,331
Repurchase Agreements	—	4,060,887	—	4,060,887
Short-Term Investment	242,334	—	—	242,334
Total	$216,565,182	$4,060,887	$4,240,331	$224,866,400

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Destination 2045

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$15,973,485	$—	$—	$15,973,485
Investment Companies	156,930,624	—	—	156,930,624
Repurchase Agreements	—	3,177,805	—	3,177,805
Short-Term Investment	189,636	—	—	189,636
Total	$173,093,745	$3,177,805	$—	$176,271,550

Destination 2050

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$13,905,514	$—	$—	$13,905,514
Investment Companies	128,755,669	—	—	128,755,669
Repurchase Agreements	—	783,501	—	783,501
Short-Term Investment	46,756	—	—	46,756
Total	$142,707,939	$783,501	$—	$143,491,440
Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Investment Contract	Total
Balance as of 10/31/2018	$3,514,732	$3,514,732
Purchases*	481,118	481,118
Sales	(723,097)	(723,097)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$3,272,753	$3,272,753

Destination 2015

	Investment Contract	Total
Balance as of 10/31/2018	$11,372,582	$11,372,582
Purchases*	1,282,119	1,282,119
Sales	(1,997,389)	(1,997,389)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$10,657,312	$10,657,312

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Destination 2020

	Investment Contract	Total
Balance as of 10/31/2018	$23,680,455	$23,680,455
Purchases*	2,051,204	2,051,204
Sales	(3,282,131)	(3,282,131)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$22,449,528	$22,449,528

Destination 2025

	Investment Contract	Total
Balance as of 10/31/2018	$25,371,866	$25,371,866
Purchases*	2,468,667	2,468,667
Sales	(3,241,610)	(3,241,610)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$24,598,923	$24,598,923

Destination 2030

	Investment Contract	Total
Balance as of 10/31/2018	$12,145,531	$12,145,531
Purchases*	1,332,863	1,332,863
Sales	(1,518,300)	(1,518,300)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$11,960,094	$11,960,094

Destination 2035

	Investment Contract	Total
Balance as of 10/31/2018	$7,939,336	$7,939,336
Purchases*	924,434	924,434
Sales	(1,197,325)	(1,197,325)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$7,666,445	$7,666,445

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Destination 2040

	Investment Contract	Total
Balance as of 10/31/2018	$4,283,686	$4,283,686
Purchases*	555,898	555,898
Sales	(599,253)	(599,253)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$4,240,331	$4,240,331

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.60%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity

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securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

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valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 are subject to equity price risk in the normal course of pursuing their objective(s). The Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 funds’ futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts”.

At April 30, 2019, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 had no open futures contracts.

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The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

Destination 2010

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(14,915)
Total	$(14,915)

Destination 2015

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(65,452)
Total	$(65,452)

Destination 2020

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(224,450)
Total	$(224,450)

Destination 2025

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(1,268,700)
Total	$(1,268,700)

Destination 2030

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(1,408,849)
Total	$(1,408,849)

114

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2035

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(1,288,481)
Total	$(1,288,481)

Destination 2040

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(1,152,898)
Total	$(1,152,898)

Destination 2045

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(256,445)
Total	$(256,445)

Destination 2050

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(214,228)
Total	$(214,228)

Destination 2055

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(124,149)
Total	$(124,149)

Destination 2060

Realized Gains (Losses):

Total
Futures Contracts
Equity risk	$(25,853)
Total	$(25,853)

115

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

Destination 2010

Futures Contracts:

Average Notional Balance Long	$295,532

Destination 2015

Futures Contracts:

Average Notional Balance Long	$1,221,533

Destination 2020

Futures Contracts:

Average Notional Balance Long	$4,078,344

Destination 2025

Futures Contracts:

Average Notional Balance Long	$6,048,558

Destination 2030

Futures Contracts:

Average Notional Balance Long	$6,797,239

Destination 2035

Futures Contracts:

Average Notional Balance Long	$6,304,686

Destination 2040

Futures Contracts:

Average Notional Balance Long	$5,654,515

Destination 2045

Futures Contracts:

Average Notional Balance Long	$4,570,897

Destination 2050

Futures Contracts:

Average Notional Balance Long	$3,802,514

116

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2055

Futures Contracts:

Average Notional Balance Long	$2,108,129

Destination 2060

Futures Contracts:

Average Notional Balance Long	$512,256

(c)	Securities Lending

During the six months ended April 30, 2019, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Destination 2035	$2,592,831
Destination 2040	4,303,221
Destination 2045	3,367,441
Destination 2050	830,257

117

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At April 30, 2019, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2055, Destination 2060 did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended April 30, 2019, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, Destination 2060, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

118

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Destination 2035	BNP Paribas Securities Corp.	$2,133,710	$—	$2,133,710	$(2,133,710)	$—
Destination 2035	Royal Bank of Canada	313,107	—	313,107	(313,107)	—
Total		$2,446,817	$—	$2,446,817	$(2,446,817)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Destination 2040	BNP Paribas Securities Corp.	$3,541,235	$—	$3,541,235	$(3,541,235)	$—
Destination 2040	Royal Bank of Canada	519,652	—	519,652	(519,652)	—
Total		$4,060,887	$—	$4,060,887	$(4,060,887)	$—

119

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Destination 2045	BNP Paribas Securities Corp.	$2,771,157	$—	$2,771,157	$(2,771,157)	$—
Destination 2045	Royal Bank of Canada	406,648	—	406,648	(406,648)	—
Total		$3,177,805	$—	$3,177,805	$(3,177,805)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Destination 2050	BNP Paribas Securities Corp.	$683,240	$—	$683,240	$(683,240)	$—
Destination 2050	Royal Bank of Canada	100,261	—	100,261	(100,261)	—
Total		$783,501	$—	$783,501	$(783,501)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At April 30, 2019, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2055, Destination 2060 did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such.

120

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

121

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the six months ended April 30, 2019, the Funds’ effective unified management fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the six months ended April 30, 2019, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, and 0.50% for Class R shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $42,324. From these fees, NFD retained a portion amounting to $5,746.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the six months ended April 30, 2019, the Funds imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

122

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.25%	0.14%	0.25%	—
Destination 2015	0.22	0.03	0.25	0.25%
Destination 2020	0.25	0.08	0.25	0.25
Destination 2025	0.25	0.07	0.25	0.25
Destination 2030	0.23	0.01	0.25	0.25
Destination 2035	0.25	0.04	0.25	0.25
Destination 2040	0.25	0.01	0.25	0.25
Destination 2045	0.25	0.04	0.25	0.25
Destination 2050	0.25	0.02	0.25	0.25
Destination 2055	0.25	0.01	0.25	0.25
Destination 2060	0.25	0.01	0.25	0.25

Amounts designated as “—” are zero.

For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Destination 2010	$16,550
Destination 2015	63,315
Destination 2020	192,293
Destination 2025	266,278
Destination 2030	273,272
Destination 2035	242,858
Destination 2040	195,461
Destination 2045	148,580
Destination 2050	122,067
Destination 2055	67,474
Destination 2060	17,491

123

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.11%
Destination 2015	35.68
Destination 2020	41.71
Destination 2025	39.04
Destination 2030	38.08
Destination 2035	37.07
Destination 2040	35.00
Destination 2045	30.75
Destination 2050	26.39
Destination 2055	30.92
Destination 2060	36.62

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

During the six months ended April 30, 2019, shares of affiliated Underlying Funds held by the Funds were redeemed in-kind for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Destination 2010	$3,630,685	$124,673	$153,920	$69,104	$433,967	$36,924
Destination 2015	14,168,304	307,752	905,103	106,681	1,848,957	100,163
Destination 2020	48,367,902	921,841	3,338,449	219,756	7,052,849	343,477
Destination 2025	73,390,617	1,374,448	5,194,824	262,977	10,200,565	489,723
Destination 2030	87,223,344	1,652,823	6,187,347	306,759	13,142,108	628,093
Destination 2035	86,471,645	1,676,133	6,427,557	316,104	12,361,414	593,747
Destination 2040	77,681,757	1,512,065	5,331,752	268,386	13,050,001	622,774
Destination 2045	62,444,816	1,225,564	4,605,240	236,313	10,561,386	509,469
Destination 2050	52,117,918	1,038,797	3,782,258	199,814	9,286,213	447,246
Destination 2055	28,796,833	598,958	2,229,525	130,588	5,259,213	260,423
Destination 2060	7,432,831	201,003	512,790	54,909	1,277,993	74,473

The Funds subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

124

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract for the six months ended April 30, 2019 were as follows:

Destination 2010

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	93,299	1,023,296	129,440	(200,236)		(6,192)	13,737	960,045	25,915	—
Nationwide International Index Fund, Class R6	205,101	2,071,239	288,350	(792,636)		7,420	31,568	1,605,941	45,210	45,523
Nationwide Mid Cap Market Index Fund, Class R6	26,325	973,472	167,850	(685,212	)(b)	(77,149)	32,501	411,462	4,820	72,472
Nationwide Multi-Cap Portfolio, Class R6	424,258	—	4,926,687	(590,558)		41,594	390,941	4,768,664	8,809	—
Nationwide S&P 500 Index Fund, Class R6	—	4,266,774	426,691	(4,527,202	)(b)	(8,263)	(158,000)	—	22,443	246,658
Nationwide Small Cap Index Fund, Class R6	—	252,602	51,609	(274,352	)(b)	(37,948)	8,089	—	803	34,165
Nationwide Bond Index Fund, Class R6	284,801	2,600,876	1,115,329	(719,249)		(12,676)	117,198	3,101,478	39,729	—
Nationwide Core Plus Bond Fund, Class R6	154,776	1,678,624	203,897	(375,228)		(9,598)	62,442	1,560,137	27,629	135
Nationwide Inflation-Protected Securities Fund, Class R6	114,140	1,209,845	145,168	(277,132)		(6,292)	48,125	1,119,714	8,664	—
Nationwide Contract^¥(a)	$3,272,753	3,514,732	481,118	(723,097)		—	—	3,272,753	43,768	—
Total		17,591,460	7,936,139	(9,164,902)		(109,104)	546,601	16,800,194	227,790	398,953

Destination 2015

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	360,797	3,990,727	406,936	(709,361)		(25,972)	50,275	3,712,605	100,659	—
Nationwide International Index Fund, Class R6	1,056,648	10,319,325	1,274,836	(3,502,492)		(159,774)	341,656	8,273,551	228,715	230,138
Nationwide Mid Cap Market Index Fund, Class R6	124,468	4,024,813	637,180	(2,531,661	)(b)	(120,017)	(64,887)	1,945,428	20,316	302,714
Nationwide Multi-Cap Portfolio, Class R6	1,654,599	—	19,063,467	(2,129,105)		108,282	1,555,049	18,597,693	35,110	—
Nationwide S&P 500 Index Fund, Class R6	—	16,809,934	1,409,288	(17,502,795	)(b)	643,775	(1,360,202)	—	89,903	1,004,179
Nationwide Small Cap Index Fund, Class R6	17,279	1,309,730	217,968	(1,203,745	)(b)	(149,248)	1,882	176,587	4,310	176,029
Nationwide Bond Index Fund, Class R6	1,009,882	8,218,961	4,563,802	(2,133,346)		(57,518)	405,720	10,997,619	132,221	—
Nationwide Core Plus Bond Fund, Class R6	598,744	6,470,890	635,276	(1,273,880)		(33,085)	236,141	6,035,342	106,353	531
Nationwide Inflation-Protected Securities Fund, Class R6	407,988	4,342,244	415,341	(903,342)		(19,200)	167,315	4,002,358	31,672	—
Nationwide Contract^¥(a)	$10,657,312	11,372,582	1,282,119	(1,997,389)		—	—	10,657,312	141,655	—
Total		66,859,206	29,906,213	(33,887,116)		187,243	1,332,949	64,398,495	890,914	1,713,591

125

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2020

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	803,732	8,865,130	670,241	(1,322,708)		(46,231)	103,969	8,270,401	218,995	—
Nationwide International Index Fund, Class R6	3,574,627	35,435,150	2,878,489	(10,948,438)		(1,056,811)	1,680,941	27,989,331	770,399	776,140
Nationwide Mid Cap Market Index Fund, Class R6	450,301	15,239,089	2,203,145	(9,705,566	)(b)	(365,867)	(332,600)	7,038,201	75,529	1,130,951
Nationwide Multi-Cap Portfolio, Class R6	5,788,997	—	64,111,811	(4,796,452)		253,502	5,499,469	65,068,330	119,675	—
Nationwide S&P 500 Index Fund, Class R6	—	56,601,984	4,067,216	(58,420,835	)(b)	2,483,051	(4,731,416)	—	297,724	3,307,390
Nationwide Small Cap Index Fund, Class R6	104,855	4,975,858	790,055	(4,162,117	)(b)	(455,594)	(76,587)	1,071,615	16,513	658,334
Nationwide Bond Index Fund, Class R6	3,751,312	30,095,180	15,523,671	(6,028,735)		(288,533)	1,550,209	40,851,792	483,037	—
Nationwide Core Plus Bond Fund, Class R6	1,629,832	17,391,728	1,253,595	(2,757,637)		(81,456)	622,479	16,428,709	284,140	1,398
Nationwide Inflation-Protected Securities Fund, Class R6	936,655	9,855,023	684,729	(1,686,037)		(37,732)	372,604	9,188,587	70,522	—
Nationwide Contract^¥(a)	$22,449,528	23,680,455	2,051,204	(3,282,131)		—	—	22,449,528	293,112	—
Total		202,139,597	94,234,156	(103,110,656)		404,329	4,689,068	198,356,494	2,629,646	5,874,213

Destination 2025

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	997,092	10,562,831	932,809	(1,303,526)		(54,548)	122,513	10,260,079	270,679	—
Nationwide International Index Fund, Class R6	5,927,326	53,611,046	4,966,383	(13,341,292)		(1,491,354)	2,666,183	46,410,966	1,186,886	1,192,336
Nationwide Mid Cap Market Index Fund, Class R6	686,560	22,112,015	3,124,476	(13,521,039	)(b)	(379,146)	(605,380)	10,730,926	111,392	1,664,763
Nationwide Multi-Cap Portfolio, Class R6	8,947,747	—	96,980,341	(5,347,195)		309,406	8,630,119	100,572,671	186,337	—
Nationwide S&P 500 Index Fund, Class R6	—	83,678,304	6,255,095	(86,467,362	)(b)	4,493,023	(7,959,060)	—	454,056	5,028,198
Nationwide Small Cap Index Fund, Class R6	594,269	10,787,296	2,393,032	(6,103,555	)(b)	398,487	(1,401,830)	6,073,430	40,035	1,454,202
Nationwide Bond Index Fund, Class R6	4,783,464	35,150,502	21,624,822	(6,226,858)		(120,274)	1,663,735	52,091,927	593,086	—
Nationwide Core Plus Bond Fund, Class R6	2,021,859	21,075,667	1,769,958	(3,130,566)		(93,353)	758,631	20,380,337	347,926	1,711
Nationwide Inflation-Protected Securities Fund, Class R6	589,794	5,904,651	494,474	(822,411)		(24,204)	233,366	5,785,876	43,399	—
Nationwide Contract^¥(a)	$24,598,923	25,371,866	2,468,667	(3,241,610)		—	—	24,598,923	316,819	—
Total		268,254,178	141,010,057	(139,505,414)		3,038,037	4,108,277	276,905,135	3,550,615	9,341,210

126

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2030

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	735,924	7,701,760	779,962	(964,487)		(34,775)	90,200	7,572,660	192,564	—
Nationwide International Index Fund, Class R6	7,209,433	59,640,674	5,190,761	(9,923,530)		(1,277,658)	2,819,612	56,449,859	1,308,726	1,309,575
Nationwide Mid Cap Market Index Fund, Class R6	911,808	28,585,444	3,926,498	(16,986,074	)(b)	(702,663)	(571,651)	14,251,554	142,504	2,125,897
Nationwide Multi-Cap Portfolio, Class R6	10,716,008	—	114,902,333	(4,664,773)		248,657	9,961,716	120,447,933	212,338	—
Nationwide S&P 500 Index Fund, Class R6	—	94,399,966	7,136,304	(97,903,922	)(b)	6,277,372	(9,909,720)	—	519,032	5,588,252
Nationwide Small Cap Index Fund, Class R6	691,114	12,613,307	2,885,286	(7,214,015	)(b)	336,713	(1,558,110)	7,063,181	46,955	1,712,546
Nationwide Bond Index Fund, Class R6	4,669,052	38,370,002	16,949,866	(6,075,114)		(131,377)	1,732,600	50,845,977	607,807	—
Nationwide Core Plus Bond Fund, Class R6	1,790,747	18,033,384	1,793,559	(2,353,135)		(72,486)	649,406	18,050,728	300,920	1,458
Nationwide Inflation-Protected Securities Fund, Class R6	304,963	2,971,105	292,098	(377,807)		(2,807)	109,099	2,991,688	21,668	—
Nationwide Contract^¥(a)	$11,960,094	12,145,531	1,332,863	(1,518,300)		—	—	11,960,094	150,879	—
Total		274,461,173	155,189,530	(147,981,157)		4,640,976	3,323,152	289,633,674	3,503,393	10,737,728

Destination 2035

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	628,968	6,567,107	727,631	(870,603)		(31,200)	79,144	6,472,079	164,892	—
Nationwide International Index Fund, Class R6	7,005,740	53,073,384	5,225,616	(5,090,883)		(760,428)	2,407,253	54,854,942	1,180,225	1,176,065
Nationwide Mid Cap Market Index Fund, Class R6	952,493	26,669,381	3,988,387	(14,632,905	)(b)	(629,385)	(508,008)	14,887,470	135,965	2,011,324
Nationwide Multi-Cap Portfolio, Class R6	10,475,411	—	112,380,705	(4,315,637)		242,255	9,436,292	117,743,615	199,524	—
Nationwide S&P 500 Index Fund, Class R6	—	88,118,301	7,301,613	(92,148,273	)(b)	5,122,043	(8,393,684)	—	503,839	5,279,660
Nationwide Small Cap Index Fund, Class R6	721,942	13,082,764	3,024,902	(7,460,904	)(b)	274,416	(1,542,936)	7,378,242	49,227	1,794,835
Nationwide Bond Index Fund, Class R6	2,464,783	26,651,555	3,593,986	(4,416,397)		(113,740)	1,126,084	26,841,488	372,904	—
Nationwide Core Plus Bond Fund, Class R6	765,271	7,831,017	854,119	(1,218,729)		(46,549)	294,078	7,713,936	129,116	628
Nationwide Contract^¥(a)	$7,666,445	7,939,336	924,434	(1,197,325)		—	—	7,666,445	97,143	—
Total		229,932,845	138,021,393	(131,351,656)		4,057,412	2,898,223	243,558,217	2,832,835	10,262,512

127

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2040

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	5,742,614	43,884,061	4,811,081	(5,070,300)		(776,678)	2,116,505	44,964,669	971,736	968,617
Nationwide Mid Cap Market Index Fund, Class R6	1,005,850	28,302,430	4,358,206	(15,759,415	)(b)	(958,484)	(221,309)	15,721,428	142,205	2,102,020
Nationwide Multi-Cap Portfolio, Class R6	9,585,476	—	102,368,073	(3,492,620)		202,922	8,662,371	107,740,746	183,680	—
Nationwide S&P 500 Index Fund, Class R6	—	78,809,638	6,882,671	(82,844,754	)(b)	4,405,261	(7,252,816)	—	448,300	4,677,736
Nationwide Small Cap Index Fund, Class R6	599,026	10,990,499	2,422,900	(6,265,094	)(b)	393,971	(1,420,225)	6,122,051	40,301	1,466,398
Nationwide Bond Index Fund, Class R6	1,363,273	14,539,824	2,335,554	(2,587,461)		(60,134)	618,260	14,846,043	205,576	—
Nationwide Core Plus Bond Fund, Class R6	634,904	6,346,778	801,488	(952,684)		(36,129)	240,380	6,399,833	106,427	513
Nationwide Contract^¥(a)	$4,240,331	4,283,686	555,898	(599,253)		—	—	4,240,331	53,277	—
Total		187,156,916	124,535,871	(117,571,581)		3,170,729	2,743,166	200,035,101	2,151,502	9,215,284

Destination 2045

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	4,718,237	35,061,184	4,350,560	(3,589,519)		(234,008)	1,355,577	36,943,794	783,481	780,402
Nationwide Mid Cap Market Index Fund, Class R6	759,819	22,919,297	3,641,148	(13,583,886	)(b)	(955,283)	(145,310)	11,875,966	115,895	1,725,619
Nationwide Multi-Cap Portfolio, Class R6	7,820,706	—	84,413,171	(3,804,962)		241,170	7,055,361	87,904,740	150,134	—
Nationwide S&P 500 Index Fund, Class R6	—	62,976,958	5,514,898	(66,170,754	)(b)	2,990,738	(5,311,840)	—	361,986	3,788,242
Nationwide Small Cap Index Fund, Class R6	511,920	9,407,963	2,247,786	(5,513,561	)(b)	41,174	(951,540)	5,231,822	35,122	1,283,357
Nationwide Bond Index Fund, Class R6	1,068,095	11,260,603	1,907,764	(1,972,699)		(40,308)	476,194	11,631,554	160,656	—
Nationwide Core Plus Bond Fund, Class R6	331,622	3,281,569	450,608	(496,300)		(17,385)	124,256	3,342,748	55,721	271
Total		144,907,574	102,525,935	(95,131,681)		2,026,098	2,602,698	156,930,624	1,662,995	7,577,891

Destination 2050

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	3,888,007	29,483,475	3,901,520	(3,835,519)		(304,728)	1,198,351	30,443,099	659,405	657,419
Nationwide Mid Cap Market Index Fund, Class R6	719,091	20,196,666	3,169,674	(11,256,248	)(b)	(664,047)	(206,647)	11,239,398	102,598	1,518,080
Nationwide Multi-Cap Portfolio, Class R6	6,509,921	—	70,354,745	(3,228,517)		224,658	5,820,630	73,171,516	125,497	—

128

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2050 (continued)

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide S&P 500 Index Fund, Class R6	—	52,377,126	5,046,817	(55,467,903	)(b)	2,638,959	(4,594,999)	—	302,572	3,163,403
Nationwide Small Cap Index Fund, Class R6	421,914	7,749,465	1,756,170	(4,446,598	)(b)	35,940	(783,014)	4,311,963	28,746	1,048,463
Nationwide Bond Index Fund, Class R6	754,162	7,917,958	1,462,998	(1,476,986)		(29,367)	338,217	8,212,820	113,626	—
Nationwide Core Plus Bond Fund, Class R6	136,595	1,359,051	200,246	(226,562)		(7,814)	51,952	1,376,873	23,035	113
Total		119,083,741	85,892,170	(79,938,333)		1,893,601	1,824,490	128,755,669	1,355,479	6,387,478

Destination 2055

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	2,218,331	16,431,346	2,985,520	(2,565,739)		(3,465)	521,871	17,369,533	370,917	369,747
Nationwide Mid Cap Market Index Fund, Class R6	423,375	11,391,954	2,406,793	(6,722,430	)(b)	(485,796)	26,824	6,617,345	58,390	862,140
Nationwide Multi-Cap Portfolio, Class R6	3,750,346	—	40,624,771	(1,947,630)		140,545	3,336,200	42,153,886	71,751	—
Nationwide S&P 500 Index Fund, Class R6	—	28,894,151	3,026,743	(30,826,647	)(b)	1,128,229	(2,222,476)	—	169,110	1,770,307
Nationwide Small Cap Index Fund, Class R6	260,738	4,617,775	1,276,108	(2,798,784	)(b)	(205,641)	(224,714)	2,664,744	17,258	627,593
Nationwide Bond Index Fund, Class R6	430,483	3,557,103	1,729,821	(751,228)		(18,483)	170,746	4,687,959	57,263	—
Nationwide Core Plus Bond Fund, Class R6	77,966	719,695	144,303	(102,681)		(3,320)	27,905	785,902	12,686	60
Total		65,612,024	52,194,059	(45,715,139)		552,069	1,636,356	74,279,369	757,375	3,629,847

Destination 2060

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	591,775	3,869,118	1,461,048	(841,148)		6,128	138,454	4,633,600	92,882	92,475
Nationwide Mid Cap Market Index Fund, Class R6	112,912	2,684,286	975,530	(1,781,526	)(b)	(231,853)	118,377	1,764,814	14,874	219,500
Nationwide Multi-Cap Portfolio, Class R6	1,010,082	—	11,368,096	(924,087)		45,492	863,819	11,353,320	17,739	—
Nationwide S&P 500 Index Fund, Class R6	—	6,814,091	1,557,333	(8,083,125	)(b)	(24,139)	(264,160)	—	44,760	461,940
Nationwide Small Cap Index Fund, Class R6	69,545	1,088,548	483,846	(748,301	)(b)	(125,014)	11,671	710,750	4,492	163,786
Nationwide Bond Index Fund, Class R6	95,728	838,655	385,798	(218,142)		(5,808)	41,979	1,042,482	13,382	—

129

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Destination 2060 (continued)

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Core Plus Bond Fund, Class R6	20,802	166,501	72,750	(35,933)	(1,140)	7,503	209,681	3,220	15
Total		15,461,199	16,304,401	(12,632,262)	(336,334)	917,643	19,714,647	191,349	937,716

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
∧	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Proceeds from sales includes securities received in-kind.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or exchange traded fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum

130

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*^	Sales#
Destination 2010	$8,023,926	$9,730,801
Destination 2015	30,196,910	36,113,638
Destination 2020	95,677,333	107,782,431
Destination 2025	142,343,743	147,110,924
Destination 2030	156,067,978	149,035,160
Destination 2035	140,110,433	132,512,613
Destination 2040	127,142,156	118,663,014
Destination 2045	103,752,131	96,131,859
Destination 2050	87,759,626	80,865,684
Destination 2055	53,283,461	46,122,704
Destination 2060	16,779,836	12,678,418
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
∧	Purchases exclude securities received in-kind from affiliated Underlying Funds as shown below.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds as shown below.

Fund	Excluded from Purchases	Excluded from Sales
Destination 2010	$4,218,572	$4,167,672
Destination 2015	16,922,364	16,706,363
Destination 2020	58,759,200	58,014,821
Destination 2025	88,786,006	88,425,597
Destination 2030	106,552,799	106,134,189
Destination 2035	105,260,616	104,863,388
Destination 2040	96,063,510	95,704,759
Destination 2045	77,611,442	76,719,096
Destination 2050	65,186,389	64,441,983
Destination 2055	36,285,571	35,867,810
Destination 2060	9,223,614	9,126,052

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

131

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an

132

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

appropriate consideration of entities when still evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of a Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

10.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	91.96%	1
Destination 2015	86.27	3	(a)
Destination 2020	81.01	3	(a)
Destination 2025	83.81	3	(a)
Destination 2030	84.43	3	(a)
Destination 2035	85.86	3	(a)
Destination 2040	86.36	3	(a)
Destination 2045	86.98	3	(a)
Destination 2050	79.12	2	(a)
Destination 2055	92.91	3	(a)
Destination 2060	95.70	4	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

133

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

11.  Federal Tax Information

As of April 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$16,959,627	$225,777	$(115,250)	$110,527
Destination 2015	65,167,261	1,258,219	(278,245)	979,974
Destination 2020	201,485,245	4,667,533	(966,767)	3,700,766
Destination 2025	284,663,430	8,308,481	(2,635,165)	5,673,316
Destination 2030	303,641,323	9,020,212	(3,971,155)	5,049,057
Destination 2035	263,270,432	8,424,411	(4,079,460)	4,344,951
Destination 2040	220,137,291	8,049,050	(3,319,941)	4,729,109
Destination 2045	172,505,883	6,490,823	(2,725,156)	3,765,667
Destination 2050	140,538,176	5,442,790	(2,489,526)	2,953,264
Destination 2055	79,859,353	2,649,761	(1,205,860)	1,443,901
Destination 2060	21,286,400	658,354	(302,235)	356,119
12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

134

Supplemental Information

April 30, 2019 (Unaudited)

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

135

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, financial analysis, and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered that, for each Fund where there was a sufficient number of expense group peer funds, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) ranked in the first or second quintile of the Fund’s Broadridge expense group, with the exception of the Nationwide Destination 2010 and 2050 Funds, which ranked in the third quintile. The Trustees noted that the actual management fees paid by a number of the Funds were paid at rates higher than the median of their peers. The Trustees considered that, because the Funds’ management fees are “unified fees”, the Adviser pays substantially all of the expenses of managing and operating the Funds under its advisory fee, potentially making the management fee appear high relative to those of peer funds which do not have similar unified fee structures. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2055 Fund, and Nationwide 2060 Destination Fund achieved investment performance at or above the median of the funds in its performance universe for the three-year period ended June 30, 2018, or, in the case of the Nationwide Destination 2015, 2040, 2045 and 2060 Funds, below the median but within the third

136

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

comparative quintile. With respect to Nationwide Destination 2010, Nationwide Destination 2035, and Nationwide Destination 2050, which ranked less favorably against the funds in their performance universes, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and regarding its long-term focus, and the effect of the Funds’ allocations on their shorter-term investment performance. They considered the Adviser’s statement that it is confident in the appropriateness of its asset allocations for the Funds in light of the Funds’ targeted risk profile. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

137

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

138

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

139

Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

140

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

141

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

142

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

143

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

144

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

145

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

146

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

147

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

148

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

149

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-TD  (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation1

Equity Funds	96.2%
Alternative Assets	2.0%
Fixed Income Funds	1.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	44.3%
Nationwide International Index Fund, Class R6	22.7%
Nationwide Mid Cap Market Index Fund, Class R6	12.1%
iShares Core MSCI Emerging Markets ETF	8.9%
Nationwide Loomis All Cap Growth Fund, Class R6	4.1%
Nationwide International Small Cap Fund, Class R6	4.0%
Nationwide Bond Index Fund, Class R6	1.4%
Nationwide Amundi Global High Yield Fund, Class R6	1.0%
Nationwide Emerging Markets Debt Fund, Class R6	1.0%
Nationwide Core Plus Bond Fund, Class R6	0.5%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,092.50	2.75	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.17	2.66	0.53
Class C Shares	Actual	(b)	1,000.00	1,087.40	6.62	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.45	6.41	1.28
Class R Shares	Actual	(b)	1,000.00	1,091.00	4.41	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.58	4.26	0.85
Class R6 Shares	Actual	(b)	1,000.00	1,094.30	0.99	0.19
	Hypothetical	(b)(c)	1,000.00	1,023.85	0.95	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,093.90	1.51	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29
Service Class Shares	Actual	(b)	1,000.00	1,091.90	3.06	0.59
	Hypothetical	(b)(c)	1,000.00	1,021.87	2.96	0.59

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Investment Companies 91.2%

	Shares	Value

Alternative Assets 2.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,011,705	$9,823,658
Nationwide Emerging Markets Debt Fund, Class R6 (a)	1,007,522	9,601,689

Total Alternative Assets (cost $20,164,296)		19,425,347

Equity Funds 87.3%
Nationwide International Index Fund, Class R6 (a)	29,223,037	228,816,380
Nationwide International Small Cap Fund, Class R6 (a)	4,175,300	39,790,605
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	3,313,878	41,224,637
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,820,837	122,239,684
Nationwide Multi-Cap Portfolio, Class R6 (a)	39,647,706	445,640,221

Total Equity Funds (cost $832,656,391)		877,711,527

Fixed Income Funds 1.9%
Nationwide Bond Index Fund, Class R6 (a)	1,324,858	14,427,707
Nationwide Core Plus Bond Fund, Class R6 (a)	479,894	4,837,336

Total Fixed Income Funds (cost $19,457,336)		19,265,043

Total Investment Companies (cost $872,278,023)		916,401,917

Exchange Traded Fund 8.9%
Equity Fund 8.9%
iShares Core MSCI Emerging Markets ETF	1,690,094	89,304,567

Total Exchange Traded Fund (cost $91,170,265)		89,304,567

Total Investments (cost $963,448,288) — 100.1%		1,005,706,484

Liabilities in excess of other assets — (0.1)%		(535,429)

NET ASSETS — 100.0%		$1,005,171,055

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $872,278,023)	$916,401,917
Investment security of unaffiliated issuer, at value (cost $91,170,265)	89,304,567
Interest receivable	40
Receivable for investments sold	361,400
Receivable for capital shares issued	853,467
Prepaid expenses	55,992

Total Assets	1,006,977,383

Liabilities:
Payable for capital shares redeemed	1,205,798
Cash overdraft (Note 2)	21,539
Accrued expenses and other payables:
Investment advisory fees	106,503
Fund administration fees	32,343
Distribution fees	193,688
Administrative servicing fees	173,204
Accounting and transfer agent fees	10,452
Trustee fees	2,078
Custodian fees	16,487
Compliance program costs (Note 3)	933
Professional fees	16,570
Printing fees	14,855
Other	11,878

Total Liabilities	1,806,328

Net Assets	$1,005,171,055

Represented by:
Capital	$905,125,621
Total distributable earnings (loss)	100,045,434

Net Assets	$1,005,171,055

Net Assets:
Class A Shares	$68,495,979
Class C Shares	31,851,725
Class R Shares	60,315,624
Class R6 Shares	206,884,002
Institutional Service Class Shares	6,779,098
Service Class Shares	630,844,627

Total	$1,005,171,055

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,351,502
Class C Shares	3,574,568
Class R Shares	6,652,289
Class R6 Shares	21,849,616
Institutional Service Class Shares	726,793
Service Class Shares	67,521,751

Total	107,676,519

6

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.32
Class C Shares (b)	$8.91
Class R Shares	$9.07
Class R6 Shares	$9.47
Institutional Service Class Shares	$9.33
Service Class Shares	$9.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.89

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$11,464,485
Dividend income from unaffiliated issuers	1,321,096
Interest income (unaffiliated)	26,061
Income from securities lending (Note 2)	25

Total Income	12,811,667

EXPENSES:
Investment advisory fees	615,798
Fund administration fees	130,660
Distribution fees Class A	80,384
Distribution fees Class C	158,426
Distribution fees Class R	146,760
Distribution fees Service Class	745,922
Administrative servicing fees Class A	29,476
Administrative servicing fees Class C	14,259
Administrative servicing fees Class R	46,482
Administrative servicing fees Institutional Service Class	3,158
Administrative servicing fees Service Class	452,599
Registration and filing fees	37,873
Professional fees	27,285
Printing fees	12,061
Trustee fees	15,996
Custodian fees	27,128
Accounting and transfer agent fees	21,213
Compliance program costs (Note 3)	2,280
Other	13,126

Total expenses before earnings credit	2,580,886

Earnings credit (Note 5)	(6,767)

Net Expenses	2,574,119

NET INVESTMENT INCOME	10,237,548

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	48,363,949
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	42,518,015
Transactions in investment securities of unaffiliated issuers	(1,785,874)
Expiration or closing of futures contracts (Note 2)	(4,815,410)

Net realized gains	84,280,680

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(18,385,443)
Investment securities of unaffiliated issuers	8,410,371

Net change in unrealized appreciation/depreciation	(9,975,072)

Net realized/unrealized gains	74,305,608

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,543,156

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$10,237,548	$16,892,285
Net realized gains	84,280,680	102,060,149
Net change in unrealized appreciation/depreciation	(9,975,072)	(129,538,995)

Change in net assets resulting from operations	84,543,156	(10,586,561)

Distributions to Shareholders From:
Distributable earnings:
Class A	(7,187,483)	(9,472,589)
Class C	(3,673,455)	(5,426,405)
Class R	(6,848,753)	(10,004,288)
Class R6	(20,922,853)	(25,409,613)
Institutional Service Class	(708,609)	(1,001,523)
Service Class	(66,084,484)	(91,768,668)

Change in net assets from shareholder distributions	(105,425,637)	(143,083,086)

Change in net assets from capital transactions	53,251,342	40,766,730

Change in net assets	32,368,861	(112,902,917)

Net Assets:
Beginning of period	972,802,194	1,085,705,111

End of period	$1,005,171,055	$972,802,194

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,342,282	$11,698,987
Dividends reinvested	5,585,112	6,880,109
Cost of shares redeemed	(8,635,592)	(13,153,924)

Total Class A Shares	4,291,802	5,425,172

Class C Shares
Proceeds from shares issued	2,390,127	4,278,435
Dividends reinvested	2,932,442	4,080,148
Cost of shares redeemed	(6,788,785)	(9,787,504)

Total Class C Shares	(1,466,216)	(1,428,921)

Class R Shares
Proceeds from shares issued	2,973,183	5,837,072
Dividends reinvested	6,581,858	9,558,930
Cost of shares redeemed	(8,824,111)	(19,931,666)

Total Class R Shares	730,930	(4,535,664)

Class R6 Shares
Proceeds from shares issued	14,374,258	51,526,937
Dividends reinvested	20,858,035	25,409,465
Cost of shares redeemed	(17,876,302)	(34,934,869)

Total Class R6 Shares	17,355,991	42,001,533

9

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,282,210	$3,290,298
Dividends reinvested	268,957	237,235
Cost of shares redeemed	(1,210,799)	(3,201,212)

Total Institutional Service Class Shares	340,368	326,321

Service Class Shares
Proceeds from shares issued	15,078,161	38,564,201
Dividends reinvested	66,083,811	91,768,657
Cost of shares redeemed	(49,163,505)	(131,354,569)

Total Service Class Shares	31,998,467	(1,021,711)

Change in net assets from capital transactions	$53,251,342	$40,766,730

SHARE TRANSACTIONS:
Class A Shares
Issued	840,999	1,124,350
Reinvested	703,854	676,767
Redeemed	(972,508)	(1,262,625)

Total Class A Shares	572,345	538,492

Class C Shares
Issued	298,899	428,636
Reinvested	385,848	416,507
Redeemed	(804,415)	(971,960)

Total Class C Shares	(119,668)	(126,817)

Class R Shares
Issued	343,067	570,530
Reinvested	852,572	962,602
Redeemed	(1,039,731)	(1,952,752)

Total Class R Shares	155,908	(419,620)

Class R6 Shares
Issued	1,563,766	4,807,423
Reinvested	2,587,334	2,463,942
Redeemed	(1,933,521)	(3,314,417)

Total Class R6 Shares	2,217,579	3,956,948

Institutional Service Class Shares
Issued	150,621	316,125
Reinvested	33,877	23,303
Redeemed	(137,680)	(305,505)

Total Institutional Service Class Shares	46,818	33,923

Service Class Shares
Issued	1,688,275	3,679,898
Reinvested	8,308,614	9,002,198
Redeemed	(5,426,074)	(12,459,959)

Total Service Class Shares	4,570,815	222,137

Total change in shares	7,443,797	4,205,063

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.69	0.10	0.61	0.71	(0.15)	(0.93)	(1.08)	$9.32	9.25%		$68,495,979	0.53%	2.18%	0.53%	56.96%	(g)
Year Ended October 31, 2018	$11.30	0.17	(0.27)	(0.10)	(0.26)	(1.25)	(1.51)	$9.69	(1.43%	)	$65,699,864	0.54%	1.59%	0.54%	24.35%
Year Ended October 31, 2017	$10.23	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.30	21.96%		$70,514,120	0.54%	1.59%	0.54%	29.48%
Year Ended October 31, 2016	$10.82	0.15	0.07	0.22	(0.16)	(0.65)	(0.81)	$10.23	2.44%		$49,650,574	0.55%	1.47%	0.55%	16.38%
Year Ended October 31, 2015	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%
Year Ended October 31, 2014	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%		$61,402,299	0.54%	1.47%	0.54%	8.41%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.33	0.06	0.58	0.64	(0.13)	(0.93)	(1.06)	$8.91	8.74%		$31,851,725	1.28%	1.51%	1.28%	56.96%	(g)
Year Ended October 31, 2018	$10.94	0.09	(0.25)	(0.16)	(0.20)	(1.25)	(1.45)	$9.33	(2.10%	)	$34,450,261	1.28%	0.89%	1.28%	24.35%
Year Ended October 31, 2017	$9.94	0.10	1.85	1.95	(0.12)	(0.83)	(0.95)	$10.94	21.06%		$41,795,408	1.28%	0.99%	1.28%	29.48%
Year Ended October 31, 2016	$10.54	0.07	0.08	0.15	(0.10)	(0.65)	(0.75)	$9.94	1.74%		$63,892,420	1.27%	0.72%	1.27%	16.38%
Year Ended October 31, 2015	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%
Year Ended October 31, 2014	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%		$76,857,144	1.24%	0.77%	1.24%	8.41%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.46	0.08	0.60	0.68	(0.14)	(0.93)	(1.07)	$9.07	9.10%		$60,315,624	0.85%	1.93%	0.85%	56.96%	(g)
Year Ended October 31, 2018	$11.07	0.14	(0.27)	(0.13)	(0.23)	(1.25)	(1.48)	$9.46	(1.75%	)	$61,474,465	0.84%	1.33%	0.84%	24.35%
Year Ended October 31, 2017	$10.04	0.14	1.88	2.02	(0.16)	(0.83)	(0.99)	$11.07	21.62%		$76,547,929	0.83%	1.35%	0.83%	29.48%
Year Ended October 31, 2016	$10.64	0.11	0.07	0.18	(0.13)	(0.65)	(0.78)	$10.04	2.09%		$76,511,414	0.84%	1.16%	0.84%	16.38%
Year Ended October 31, 2015	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%
Year Ended October 31, 2014	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%		$106,558,652	0.84%	1.22%	0.84%	8.41%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.83	0.11	0.63	0.74	(0.17)	(0.93)	(1.10)	$9.47	9.43%		$206,884,002	0.19%	2.48%	0.19%	56.96%	(g)
Year Ended October 31, 2018	$11.44	0.20	(0.26)	(0.06)	(0.30)	(1.25)	(1.55)	$9.83	(1.06%	)	$193,019,743	0.19%	1.90%	0.19%	24.35%
Year Ended October 31, 2017	$10.35	0.20	1.95	2.15	(0.23)	(0.83)	(1.06)	$11.44	22.33%		$179,339,687	0.18%	1.91%	0.18%	29.48%
Year Ended October 31, 2016	$10.94	0.18	0.08	0.26	(0.20)	(0.65)	(0.85)	$10.35	2.79%		$202,807,208	0.18%	1.79%	0.18%	16.38%
Year Ended October 31, 2015	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%
Year Ended October 31, 2014	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%		$146,720,517	0.19%	1.81%	0.19%	8.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

11

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.70	0.11	0.61	0.72	(0.16)	(0.93)	(1.09)	$9.33	9.39%		$6,779,098	0.29%	2.46%	0.29%	56.96%	(g)
Year Ended October 31, 2018	$11.31	0.20	(0.27)	(0.07)	(0.29)	(1.25)	(1.54)	$9.70	(1.19%	)	$6,597,269	0.29%	1.89%	0.29%	24.35%
Year Ended October 31, 2017	$10.24	0.19	1.93	2.12	(0.22)	(0.83)	(1.05)	$11.31	22.25%		$7,306,462	0.30%	1.76%	0.30%	29.48%
Year Ended October 31, 2016	$10.83	0.18	0.07	0.25	(0.19)	(0.65)	(0.84)	$10.24	2.70%		$2,529,258	0.29%	1.81%	0.29%	16.38%
Year Ended October 31, 2015	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%
Period Ended October 31, 2014 (j)	$11.18	0.02	0.42	0.44	(0.10)	–	(0.10)	$11.52	3.93%		$3,569,632	0.21%	0.24%	0.21%	8.41%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.71	0.09	0.62	0.71	(0.15)	(0.93)	(1.08)	$9.34	9.19%		$630,844,627	0.59%	2.11%	0.59%	56.96%	(g)
Year Ended October 31, 2018	$11.32	0.16	(0.27)	(0.11)	(0.25)	(1.25)	(1.50)	$9.71	(1.50%	)	$611,560,592	0.60%	1.55%	0.60%	24.35%
Year Ended October 31, 2017	$10.25	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.32	21.86%		$710,201,505	0.58%	1.59%	0.58%	29.48%
Year Ended October 31, 2016	$10.84	0.14	0.08	0.22	(0.16)	(0.65)	(0.81)	$10.25	2.40%		$685,933,267	0.58%	1.41%	0.58%	16.38%
Year Ended October 31, 2015	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%
Year Ended October 31, 2014	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%		$851,438,888	0.59%	1.46%	0.59%	8.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(j)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation1

Equity Funds	82.7%
Fixed Income Funds	11.1%
Alternative Assets	6.3%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	42.5%
Nationwide International Index Fund, Class R6	17.9%
Nationwide Mid Cap Market Index Fund, Class R6	8.1%
iShares Core MSCI Emerging Markets ETF	7.5%
Nationwide Bond Index Fund, Class R6	6.2%
Nationwide Core Plus Bond Fund, Class R6	3.9%
Nationwide International Small Cap Fund, Class R6	3.5%
Nationwide Loomis All Cap Growth Fund, Class R6	3.1%
Nationwide Amundi Global High Yield Fund, Class R6	2.9%
Nationwide Emerging Markets Debt Fund, Class R6	1.9%
Other Holdings	2.5%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

13

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,084.20	2.74	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.17	2.66	0.53
Class C Shares	Actual	(b)	1,000.00	1,081.80	6.45	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.60	6.26	1.25
Class R Shares	Actual	(b)	1,000.00	1,084.10	4.34	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.63	4.21	0.84
Class R6 Shares	Actual	(b)	1,000.00	1,087.50	0.93	0.18
	Hypothetical	(b)(c)	1,000.00	1,023.90	0.90	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	1,087.20	1.45	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.41	1.40	0.28
Service Class Shares	Actual	(b)	1,000.00	1,084.20	3.00	0.58
	Hypothetical	(b)(c)	1,000.00	1,021.92	2.91	0.58

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

14

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Investment Companies 92.6%

	Shares	Value

Alternative Assets 6.3%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	4,792,384	$46,534,050
Nationwide Amundi Strategic Income Fund, Class R6 (a)	2,242,166	23,071,890
Nationwide Emerging Markets Debt Fund, Class R6 (a)	3,181,546	30,320,131

Total Alternative Assets (cost $102,596,866)		99,926,071

Equity Funds 75.2%
Nationwide International Index Fund, Class R6 (a)	36,113,629	282,769,717
Nationwide International Small Cap Fund, Class R6 (a)	5,769,030	54,978,858
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	3,924,753	48,823,932
Nationwide Mid Cap Market Index Fund, Class R6 (a)	8,233,846	128,695,013
Nationwide Multi-Cap Portfolio, Class R6 (a)	59,760,484	671,707,843

Total Equity Funds (cost $1,130,663,330)		1,186,975,363

Fixed Income Funds 11.1%
Nationwide Bond Index Fund, Class R6 (a)	9,064,280	98,710,014
Nationwide Core Plus Bond Fund, Class R6 (a)	6,061,574	61,100,668
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,548,404	15,189,842

Total Fixed Income Funds (cost $176,990,378)		175,000,524

Total Investment Companies (cost $1,410,250,574)		1,461,901,958

Exchange Traded Fund 7.5%
Equity Fund 7.5%
iShares Core MSCI Emerging Markets ETF	2,232,258	117,952,513

Total Exchange Traded Fund (cost $117,417,581)		117,952,513

Total Investments (cost $1,527,668,155) — 100.1%		1,579,854,471

Liabilities in excess of other assets — (0.1)%		(792,890)

NET ASSETS — 100.0%		$1,579,061,581

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,410,250,574)	$1,461,901,958
Investment security of unaffiliated issuer, at value (cost $117,417,581)	117,952,513
Cash	34,963
Interest receivable	42
Receivable for investments sold	555,736
Receivable for capital shares issued	1,069,763
Prepaid expenses	59,247

Total Assets	1,581,574,222

Liabilities:
Payable for capital shares redeemed	1,683,406
Accrued expenses and other payables:
Investment advisory fees	167,714
Fund administration fees	44,111
Distribution fees	293,207
Administrative servicing fees	213,935
Accounting and transfer agent fees	16,453
Trustee fees	3,305
Custodian fees	25,830
Compliance program costs (Note 3)	1,442
Professional fees	21,672
Printing fees	23,444
Other	18,122

Total Liabilities	2,512,641

Net Assets	$1,579,061,581

Represented by:
Capital	$1,435,210,898
Total distributable earnings (loss)	143,850,683

Net Assets	$1,579,061,581

Net Assets:
Class A Shares	$139,154,737
Class C Shares	51,758,297
Class R Shares	124,257,145
Class R6 Shares	407,607,463
Institutional Service Class Shares	20,350,340
Service Class Shares	835,933,599

Total	$1,579,061,581

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,490,824
Class C Shares	5,591,644
Class R Shares	13,379,114
Class R6 Shares	42,510,459
Institutional Service Class Shares	2,127,455
Service Class Shares	87,315,431

Total	165,414,927

16

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.60
Class C Shares (b)	$9.26
Class R Shares	$9.29
Class R6 Shares	$9.59
Institutional Service Class Shares	$9.57
Service Class Shares	$9.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$21,468,327
Dividend income from unaffiliated issuers	1,226,240
Interest income (unaffiliated)	41,249
Income from securities lending (Note 2)	37

Total Income	22,735,853

EXPENSES:
Investment advisory fees	973,416
Fund administration fees	192,597
Distribution fees Class A	165,054
Distribution fees Class C	256,062
Distribution fees Class R	305,760
Distribution fees Service Class	993,594
Administrative servicing fees Class A	60,532
Administrative servicing fees Class C	15,798
Administrative servicing fees Class R	97,844
Administrative servicing fees Institutional Service Class	9,777
Administrative servicing fees Service Class	596,160
Registration and filing fees	38,552
Professional fees	37,938
Printing fees	15,788
Trustee fees	25,285
Custodian fees	40,918
Accounting and transfer agent fees	36,617
Compliance program costs (Note 3)	3,616
Other	19,403

Total expenses before earnings credit	3,884,711

Earnings credit (Note 5)	(8,173)

Net Expenses	3,876,538

NET INVESTMENT INCOME	18,859,315

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	66,815,387
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	71,394,129
Transactions in investment security of unaffiliated issuer	(1,637,760)
Expiration or closing of futures contracts (Note 2)	(6,832,499)

Net realized gains	129,739,257

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(32,760,717)
Investment security of unaffiliated issuer	8,341,583

Net change in unrealized appreciation/depreciation	(24,419,134)

Net realized/unrealized gains	105,320,123

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$124,179,438

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$18,859,315	$29,132,837
Net realized gains	129,739,257	163,345,650
Net change in unrealized appreciation/depreciation	(24,419,134)	(198,407,340)

Change in net assets resulting from operations	124,179,438	(5,928,853)

Distributions to Shareholders From:
Distributable earnings:
Class A	(15,070,877)	(16,958,296)
Class C	(6,139,683)	(7,104,541)
Class R	(14,631,334)	(17,660,281)
Class R6	(44,024,183)	(42,699,462)
Institutional Service Class	(2,280,243)	(2,459,978)
Service Class	(90,761,853)	(105,717,790)

Change in net assets from shareholder distributions	(172,908,173)	(192,600,348)

Change in net assets from capital transactions	101,883,604	6,990,689

Change in net assets	53,154,869	(191,538,512)

Net Assets:
Beginning of period	1,525,906,712	1,717,445,224

End of period	$1,579,061,581	$1,525,906,712

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,115,019	$17,698,710
Dividends reinvested	11,275,907	11,298,116
Cost of shares redeemed	(21,183,741)	(25,700,778)

Total Class A Shares	6,207,185	3,296,048

Class C Shares
Proceeds from shares issued	3,192,859	5,250,824
Dividends reinvested	5,527,708	6,039,016
Cost of shares redeemed	(9,138,305)	(14,870,569)

Total Class C Shares	(417,738)	(3,580,729)

Class R Shares
Proceeds from shares issued	3,396,505	9,736,561
Dividends reinvested	14,273,410	17,208,493
Cost of shares redeemed	(17,503,719)	(41,567,551)

Total Class R Shares	166,196	(14,622,497)

Class R6 Shares
Proceeds from shares issued	30,811,586	83,572,562
Dividends reinvested	43,067,245	42,680,465
Cost of shares redeemed	(28,321,172)	(60,474,584)

Total Class R6 Shares	45,557,659	65,778,443

19

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,111,779	$7,116,391
Dividends reinvested	1,442,161	479,348
Cost of shares redeemed	(2,797,804)	(5,266,989)

Total Institutional Service Class Shares	756,136	2,328,750

Service Class Shares
Proceeds from shares issued	17,809,439	40,957,204
Dividends reinvested	90,761,853	105,717,790
Cost of shares redeemed	(58,957,126)	(192,884,320)

Total Service Class Shares	49,614,166	(46,209,326)

Change in net assets from capital transactions	$101,883,604	$6,990,689

SHARE TRANSACTIONS:
Class A Shares
Issued	1,783,759	1,656,805
Reinvested	1,355,806	1,076,230
Redeemed	(2,273,139)	(2,390,239)

Total Class A Shares	866,426	342,796

Class C Shares
Issued	366,320	507,106
Reinvested	689,240	593,346
Redeemed	(1,043,587)	(1,433,163)

Total Class C Shares	11,973	(332,711)

Class R Shares
Issued	381,629	934,731
Reinvested	1,775,071	1,688,489
Redeemed	(1,961,211)	(3,979,734)

Total Class R Shares	195,489	(1,356,514)

Class R6 Shares
Issued	3,285,840	7,735,248
Reinvested	5,187,315	4,071,183
Redeemed	(3,115,436)	(5,639,646)

Total Class R6 Shares	5,357,719	6,166,785

Institutional Service Class Shares
Issued	237,579	664,726
Reinvested	174,153	45,756
Redeemed	(302,372)	(492,261)

Total Institutional Service Class Shares	109,360	218,221

Service Class Shares
Issued	1,930,477	3,823,170
Reinvested	10,954,245	10,101,134
Redeemed	(6,272,904)	(17,942,845)

Total Service Class Shares	6,611,818	(4,018,541)

Total change in shares	13,152,785	1,020,036

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.08	0.12	0.55	0.67	(0.16)	(0.99)	(1.15)	$9.60	8.42%		$139,154,737	0.53%	2.50%	0.53%	54.11%	(g)
Year Ended October 31, 2018	$11.41	0.19	(0.23)	(0.04)	(0.26)	(1.03)	(1.29)	$10.08	(0.72%	)	$137,274,611	0.53%	1.73%	0.53%	21.75%
Year Ended October 31, 2017	$10.49	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.41	19.09%		$151,587,878	0.53%	1.78%	0.53%	26.51%
Year Ended October 31, 2016	$11.12	0.16	0.08	0.24	(0.17)	(0.70)	(0.87)	$10.49	2.59%		$110,119,313	0.54%	1.54%	0.54%	15.29%
Year Ended October 31, 2015	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%
Year Ended October 31, 2014	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%		$123,408,650	0.53%	1.53%	0.53%	9.54%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.76	0.08	0.55	0.63	(0.14)	(0.99)	(1.13)	$9.26	8.18%		$51,758,297	1.25%	1.86%	1.25%	54.11%	(g)
Year Ended October 31, 2018	$11.11	0.11	(0.23)	(0.12)	(0.20)	(1.03)	(1.23)	$9.76	(1.55%	)	$54,463,356	1.25%	1.04%	1.25%	21.75%
Year Ended October 31, 2017	$10.23	0.12	1.63	1.75	(0.13)	(0.74)	(0.87)	$11.11	18.29%		$65,665,095	1.27%	1.16%	1.27%	26.51%
Year Ended October 31, 2016	$10.86	0.08	0.09	0.17	(0.10)	(0.70)	(0.80)	$10.23	1.93%		$109,539,789	1.27%	0.79%	1.27%	15.29%
Year Ended October 31, 2015	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%
Year Ended October 31, 2014	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%		$128,626,192	1.24%	0.84%	1.24%	9.54%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.78	0.10	0.55	0.65	(0.15)	(0.99)	(1.14)	$9.29	8.41%		$124,257,145	0.84%	2.24%	0.84%	54.11%	(g)
Year Ended October 31, 2018	$11.12	0.15	(0.23)	(0.08)	(0.23)	(1.03)	(1.26)	$9.78	(1.14%	)	$128,988,430	0.84%	1.46%	0.84%	21.75%
Year Ended October 31, 2017	$10.24	0.16	1.64	1.80	(0.18)	(0.74)	(0.92)	$11.12	18.81%		$161,689,916	0.82%	1.53%	0.82%	26.51%
Year Ended October 31, 2016	$10.88	0.13	0.07	0.20	(0.14)	(0.70)	(0.84)	$10.24	2.25%		$169,510,980	0.83%	1.25%	0.83%	15.29%
Year Ended October 31, 2015	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%
Year Ended October 31, 2014	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%		$242,451,059	0.83%	1.26%	0.83%	9.54%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$10.06	0.13	0.57	0.70	(0.18)	(0.99)	(1.17)	$9.59	8.75%		$407,607,463	0.18%	2.85%	0.18%	54.11%	(g)
Year Ended October 31, 2018	$11.40	0.22	(0.23)	(0.01)	(0.30)	(1.03)	(1.33)	$10.06	(0.46%	)	$373,903,322	0.18%	2.04%	0.18%	21.75%
Year Ended October 31, 2017	$10.48	0.22	1.69	1.91	(0.25)	(0.74)	(0.99)	$11.40	19.51%		$353,319,609	0.18%	2.08%	0.18%	26.51%
Year Ended October 31, 2016	$11.11	0.19	0.09	0.28	(0.21)	(0.70)	(0.91)	$10.48	2.97%		$415,296,337	0.18%	1.88%	0.18%	15.29%
Year Ended October 31, 2015	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%
Year Ended October 31, 2014	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%		$341,959,809	0.18%	1.85%	0.18%	9.54%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.04	0.13	0.56	0.69	(0.17)	(0.99)	(1.16)	$9.57	8.72%		$20,350,340	0.28%	2.75%	0.28%	54.11%	(g)
Year Ended October 31, 2018	$11.38	0.21	(0.23)	(0.02)	(0.29)	(1.03)	(1.32)	$10.04	(0.56%	)	$20,267,114	0.28%	1.99%	0.28%	21.75%
Year Ended October 31, 2017	$10.46	0.18	1.72	1.90	(0.24)	(0.74)	(0.98)	$11.38	19.47%		$20,484,770	0.27%	1.65%	0.27%	26.51%
Year Ended October 31, 2016	$11.09	0.18	0.08	0.26	(0.19)	(0.70)	(0.89)	$10.46	2.85%		$2,993,117	0.28%	1.74%	0.28%	15.29%
Year Ended October 31, 2015	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%
Period Ended October 31, 2014 (j)	$11.39	0.03	0.40	0.43	(0.10)	–	(0.10)	$11.72	3.77%		$2,589,232	0.20%	0.44%	0.20%	9.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

21

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.05	0.11	0.56	0.67	(0.16)	(0.99)	(1.15)	$9.57	8.42%		$835,933,599	0.58%	2.44%	0.58%	54.11%	(g)
Year Ended October 31, 2018	$11.39	0.18	(0.23)	(0.05)	(0.26)	(1.03)	(1.29)	$10.05	(0.87%	)	$811,009,879	0.58%	1.71%	0.58%	21.75%
Year Ended October 31, 2017	$10.47	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.39	19.06%		$964,697,956	0.58%	1.76%	0.58%	26.51%
Year Ended October 31, 2016	$11.09	0.15	0.09	0.24	(0.16)	(0.70)	(0.86)	$10.47	2.65%		$949,236,372	0.58%	1.48%	0.58%	15.29%
Year Ended October 31, 2015	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%
Year Ended October 31, 2014	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%		$1,241,791,771	0.58%	1.50%	0.58%	9.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

22

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation1

Equity Funds	66.0%
Fixed Income Funds	16.0%
Investment Contract	10.7%
Alternative Assets	6.4%
Other assets in excess of liabilities	0.9%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	37.3%
Nationwide International Index Fund, Class R6	14.7%
Nationwide Contract	10.8%
Nationwide Bond Index Fund, Class R6	6.4%
Nationwide Mid Cap Market Index Fund, Class R6	5.4%
iShares Core MSCI Emerging Markets ETF	5.0%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Loomis Short Term Bond Fund, Class R6	3.9%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Loomis All Cap Growth Fund, Class R6	2.1%
Other Holdings	6.5%
100.0%
[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

23

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,074.30	2.73	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.17	2.66	0.53
Class C Shares	Actual	(b)	1,000.00	1,069.80	6.41	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.60	6.26	1.25
Class R Shares	Actual	(b)	1,000.00	1,071.60	4.31	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.63	4.21	0.84
Class R6 Shares	Actual	(b)	1,000.00	1,075.60	0.98	0.19
	Hypothetical	(b)(c)	1,000.00	1,023.85	0.95	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,075.10	1.49	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29
Service Class Shares	Actual	(b)	1,000.00	1,073.40	3.03	0.59
	Hypothetical	(b)(c)	1,000.00	1,021.87	2.96	0.59

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

24

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Investment Companies 83.4%

	Shares	Value

Alternative Assets 6.4%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	3,921,239	$38,075,227
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,840,725	18,941,063
Nationwide Emerging Markets Debt Fund, Class R6 (a)	2,603,403	24,810,435

Total Alternative Assets (cost $84,016,553)		81,826,725

Equity Funds 61.0%
Nationwide International Index Fund, Class R6 (a)	23,809,141	186,425,576
Nationwide International Small Cap Fund, Class R6 (a)	2,697,065	25,703,030
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	2,140,511	26,627,960
Nationwide Mid Cap Market Index Fund, Class R6 (a)	4,418,090	69,054,744
Nationwide Multi-Cap Portfolio, Class R6 (a)	42,193,306	474,252,760

Total Equity Funds (cost $740,937,254)		782,064,070

Fixed Income Funds 16.0%
Nationwide Bond Index Fund, Class R6 (a)	7,423,185	80,838,486
Nationwide Core Plus Bond Fund, Class R6 (a)	6,200,301	62,499,033
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,267,101	12,430,264
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	5,003,677	49,836,619

Total Fixed Income Funds (cost $208,276,925)		205,604,402

Total Investment Companies (cost $1,033,230,732)		1,069,495,197

Exchange Traded Fund 5.0%
Equity Fund 5.0%
iShares Core MSCI Emerging Markets ETF	1,211,863	64,034,841

Total Exchange Traded Fund (cost $64,621,976)		64,034,841

Investment Contract 10.7%

	Principal Amount	Value

Nationwide Contract, 2.60%^¥ (a)(b)	$136,661,071	$136,661,071

Total Investment Contract (cost $136,661,071)		136,661,071

Total Investments (cost $1,234,513,779) — 99.1%		1,270,191,109

Other assets in excess of liabilities — 0.9%		12,034,484

NET ASSETS — 100.0%		$1,282,225,593

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,169,891,803)	$1,206,156,268
Investment security of unaffiliated issuer, at value (cost $64,621,976)	64,034,841
Cash	12,652,995
Interest receivable	23,634
Receivable for investments sold	488,543
Receivable for capital shares issued	818,764
Prepaid expenses	59,826

Total Assets	1,284,234,871

Liabilities:
Payable for capital shares redeemed	1,288,670
Accrued expenses and other payables:
Investment advisory fees	136,077
Fund administration fees	37,940
Distribution fees	249,947
Administrative servicing fees	195,677
Accounting and transfer agent fees	17,425
Trustee fees	2,673
Custodian fees	24,905
Compliance program costs (Note 3)	1,144
Professional fees	18,844
Printing fees	18,383
Other	17,593

Total Liabilities	2,009,278

Net Assets	$1,282,225,593

Represented by:
Capital	$1,210,758,614
Total distributable earnings (loss)	71,466,979

Net Assets	$1,282,225,593

Net Assets:
Class A Shares	$126,861,950
Class C Shares	68,780,072
Class R Shares	98,705,513
Class R6 Shares	353,321,826
Institutional Service Class Shares	14,281,187
Service Class Shares	620,275,045

Total	$1,282,225,593

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,414,511
Class C Shares	7,445,868
Class R Shares	10,775,888
Class R6 Shares	37,581,586
Institutional Service Class Shares	1,520,938
Service Class Shares	65,954,716

Total	136,693,507

26

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.46
Class C Shares (b)	$9.24
Class R Shares	$9.16
Class R6 Shares	$9.40
Institutional Service Class Shares	$9.39
Service Class Shares	$9.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$15,717,894
Interest income from affiliated issuers	1,736,025
Dividend income from unaffiliated issuers	955,194
Interest income (unaffiliated)	99,971
Income from securities lending (Note 2)	695

Total Income	18,509,779

EXPENSES:
Investment advisory fees	795,933
Fund administration fees	161,777
Distribution fees Class A	154,845
Distribution fees Class C	345,827
Distribution fees Class R	240,503
Distribution fees Service Class	742,781
Administrative servicing fees Class A	56,798
Administrative servicing fees Class C	21,335
Administrative servicing fees Class R	72,151
Administrative servicing fees Institutional Service Class	7,794
Administrative servicing fees Service Class	445,671
Registration and filing fees	39,291
Professional fees	32,566
Printing fees	15,601
Trustee fees	20,656
Custodian fees	36,796
Accounting and transfer agent fees	34,231
Compliance program costs (Note 3)	2,963
Other	16,420

Total expenses before earnings credit	3,243,939

Earnings credit (Note 5)	(10,068)

Net Expenses	3,233,871

NET INVESTMENT INCOME	15,275,908

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	42,459,042
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	13,536,233
Transactions in investment securities of unaffiliated issuers	(2,069,333)
Expiration or closing of futures contracts (Note 2)	(4,954,737)

Net realized gains	48,971,205

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	16,793,526
Investment securities of unaffiliated issuers	6,847,411

Net change in unrealized appreciation/depreciation	23,640,937

Net realized/unrealized gains	72,612,142

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,888,050

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$15,275,908	$24,520,531
Net realized gains	48,971,205	109,186,280
Net change in unrealized appreciation/depreciation	23,640,937	(134,952,179)

Change in net assets resulting from operations	87,888,050	(1,245,368)

Distributions to Shareholders From:
Distributable earnings:
Class A	(11,896,379)	(11,383,123)
Class C	(6,750,730)	(6,381,830)
Class R	(9,666,057)	(9,407,237)
Class R6	(31,981,188)	(26,770,658)
Institutional Service Class	(1,626,301)	(1,250,838)
Service Class	(57,358,572)	(52,488,678)

Change in net assets from shareholder distributions	(119,279,227)	(107,682,364)

Change in net assets from capital transactions	63,879,196	(42,646,154)

Change in net assets	32,488,019	(151,573,886)

Net Assets:
Beginning of period	1,249,737,574	1,401,311,460

End of period	$1,282,225,593	$1,249,737,574

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,231,389	$19,228,180
Dividends reinvested	8,764,181	7,654,518
Cost of shares redeemed	(25,599,731)	(31,601,861)

Total Class A Shares	(2,604,161)	(4,719,163)

Class C Shares
Proceeds from shares issued	3,549,378	9,190,684
Dividends reinvested	6,101,888	5,501,004
Cost of shares redeemed	(12,955,289)	(24,270,406)

Total Class C Shares	(3,304,023)	(9,578,718)

Class R Shares
Proceeds from shares issued	3,687,141	6,098,719
Dividends reinvested	9,417,932	9,072,282
Cost of shares redeemed	(12,487,935)	(31,760,507)

Total Class R Shares	617,138	(16,589,506)

Class R6 Shares
Proceeds from shares issued	38,404,728	69,501,512
Dividends reinvested	30,990,622	26,737,241
Cost of shares redeemed	(26,319,157)	(73,242,102)

Total Class R6 Shares	43,076,193	22,996,651

Institutional Service Class Shares
Proceeds from shares issued	2,083,761	9,492,661
Dividends reinvested	936,914	481,148
Cost of shares redeemed	(5,977,314)	(6,528,290)

Total Institutional Service Class Shares	(2,956,639)	3,445,519

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$17,308,398	$41,461,792
Dividends reinvested	57,358,572	52,488,678
Cost of shares redeemed	(45,616,282)	(132,151,407)

Total Service Class Shares	29,050,688	(38,200,937)

Change in net assets from capital transactions	$63,879,196	$(42,646,154)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,559,521	1,874,658
Reinvested	1,041,833	755,689
Redeemed	(2,750,322)	(3,069,799)

Total Class A Shares	(148,968)	(439,452)

Class C Shares
Issued	407,209	914,791
Reinvested	743,226	554,599
Redeemed	(1,457,584)	(2,409,244)

Total Class C Shares	(307,149)	(939,854)

Class R Shares
Issued	416,069	612,881
Reinvested	1,156,072	921,599
Redeemed	(1,428,743)	(3,175,411)

Total Class R Shares	143,398	(1,640,931)

Class R6 Shares
Issued	4,163,702	6,768,320
Reinvested	3,703,667	2,654,052
Redeemed	(2,906,414)	(7,207,481)

Total Class R6 Shares	4,960,955	2,214,891

Institutional Service Class Shares
Issued	233,582	935,283
Reinvested	112,179	47,787
Redeemed	(660,744)	(635,639)

Total Institutional Service Class Shares	(314,983)	347,431

Service Class Shares
Issued	1,893,124	4,052,404
Reinvested	6,860,299	5,208,030
Redeemed	(4,971,248)	(12,851,828)

Total Service Class Shares	3,782,175	(3,591,394)

Total change in shares	8,115,428	(4,049,309)

The accompanying notes are an integral part of these financial statements.

30

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$87,888,050
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(492,865,620)
Proceeds from disposition of investment securities of affiliated issuers	142,696,095
Purchase of investment securities of unaffiliated issuers	(19,591,375)
Proceeds from disposition of investment securities of unaffiliated issuers	444,272,769
Reinvestment of dividend income from affiliated issuers	(15,717,894)
Reinvestment of interest income from affiliated issuers	(1,736,025)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	20,058,074
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(43,699,011)
Reinvestment of net realized gain distributions from affiliated issuers	(42,459,042)
Net realized gain from investment transactions with affiliated issuers	(13,536,233)
Net realized loss from transactions in investment securities of unaffiliated issuers	2,069,333
Increase in receivable for investments sold	(200,435)
Increase in interest and dividends receivable	(23,634)
Increase in prepaid expenses	(23,566)
Decrease in investment advisory fees payable	(5,306)
Decrease in fund administration fees payable	(3,201)
Decrease in distribution fees payable	(20,297)
Decrease in administrative servicing fees payable	(9,418)
Decrease in accounting and transfer agent fees payable	(4,875)
Decrease in trustee fees payable	(1,441)
Increase in custodian fees payable	14,555
Increase in compliance program costs payable	309
Decrease in professional fees payable	(3,501)
Increase in printing fees payable	3,104
Increase in other payables	332

Net cash provided by operating activities	67,101,747

Cash flows used in financing activities:
Proceeds from shares issued	79,401,157
Cost of shares redeemed	(128,142,937)
Cash distributions paid to shareholders	(5,709,118)

Net cash used in financing activities	(54,450,898)

Net increase in cash	12,650,849

Cash:
Beginning of period	2,146

End of period	$12,652,995

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $113,570,109.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $59,912,961.

Non-cash operating activities not included herein consist of securities received in-kind from affiiliated issuers of $428,812,472.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.79	0.11	0.50	0.61	(0.14)	(0.80)	(0.94)	$9.46	7.43%		$126,861,950	0.53%	2.49%	0.53%	47.43%	(g)
Year Ended October 31, 2018	$10.64	0.19	(0.21)	(0.02)	(0.23)	(0.60)	(0.83)	$9.79	(0.37%	)	$132,812,662	0.54%	1.82%	0.54%	21.55%
Year Ended October 31, 2017	$10.11	0.20	1.16	1.36	(0.22)	(0.61)	(0.83)	$10.64	14.35%		$149,005,220	0.54%	1.99%	0.54%	24.26%
Year Ended October 31, 2016	$10.78	0.16	0.10	0.26	(0.17)	(0.76)	(0.93)	$10.11	2.81%		$127,043,425	0.54%	1.60%	0.54%	18.69%
Year Ended October 31, 2015	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%
Year Ended October 31, 2014	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%		$143,271,556	0.54%	1.50%	0.54%	17.14%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.59	0.08	0.48	0.56	(0.11)	(0.80)	(0.91)	$9.24	6.98%		$68,780,072	1.25%	1.82%	1.25%	47.43%	(g)
Year Ended October 31, 2018	$10.43	0.11	(0.19)	(0.08)	(0.16)	(0.60)	(0.76)	$9.59	(1.00%	)	$74,319,207	1.26%	1.11%	1.26%	21.55%
Year Ended October 31, 2017	$9.92	0.13	1.13	1.26	(0.14)	(0.61)	(0.75)	$10.43	13.53%		$90,700,172	1.26%	1.30%	1.26%	24.26%
Year Ended October 31, 2016	$10.59	0.09	0.10	0.19	(0.10)	(0.76)	(0.86)	$9.92	2.11%	(h)	$124,781,047	1.26%	0.87%	1.26%	18.69%
Year Ended October 31, 2015	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	) (h)	$135,414,362	1.27%	0.95%	1.27%	12.98%
Year Ended October 31, 2014	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%		$140,221,911	1.24%	0.81%	1.24%	17.14%

Class R Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.52	0.10	0.47	0.57	(0.13)	(0.80)	(0.93)	$9.16	7.16%		$98,705,513	0.84%	2.22%	0.84%	47.43%	(g)
Year Ended October 31, 2018	$10.36	0.15	(0.19)	(0.04)	(0.20)	(0.60)	(0.80)	$9.52	(0.58%	)	$101,171,021	0.83%	1.54%	0.83%	21.55%
Year Ended October 31, 2017	$9.87	0.17	1.12	1.29	(0.19)	(0.61)	(0.80)	$10.36	13.95%		$127,193,776	0.83%	1.71%	0.83%	24.26%
Year Ended October 31, 2016	$10.54	0.13	0.10	0.23	(0.14)	(0.76)	(0.90)	$9.87	2.58%		$137,001,590	0.83%	1.31%	0.83%	18.69%
Year Ended October 31, 2015	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%
Year Ended October 31, 2014	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%		$195,865,740	0.83%	1.23%	0.83%	17.14%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$9.74	0.13	0.49	0.62	(0.16)	(0.80)	(0.96)	$9.40	7.56%		$353,321,826	0.19%	2.82%	0.19%	47.43%	(g)
Year Ended October 31, 2018	$10.59	0.22	(0.20)	0.02	(0.27)	(0.60)	(0.87)	$9.74	(0.01%	)	$317,770,251	0.18%	2.16%	0.18%	21.55%
Year Ended October 31, 2017	$10.07	0.23	1.16	1.39	(0.26)	(0.61)	(0.87)	$10.59	14.71%		$322,034,922	0.18%	2.26%	0.18%	24.26%
Year Ended October 31, 2016	$10.74	0.19	0.10	0.29	(0.20)	(0.76)	(0.96)	$10.07	3.21%		$427,224,825	0.18%	1.95%	0.18%	18.69%
Year Ended October 31, 2015	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%		$378,818,840	0.18%	2.03%	0.18%	12.98%
Year Ended October 31, 2014	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%		$343,231,738	0.18%	1.84%	0.18%	17.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

32

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.73	0.13	0.48	0.61	(0.15)	(0.80)	(0.95)	$9.39	7.51%		$14,281,187	0.29%	2.88%	0.29%	47.43%	(g)
Year Ended October 31, 2018	$10.58	0.21	(0.20)	0.01	(0.26)	(0.60)	(0.86)	$9.73	(0.11%	)	$17,863,342	0.28%	2.04%	0.28%	21.55%
Year Ended October 31, 2017	$10.06	0.20	1.18	1.38	(0.25)	(0.61)	(0.86)	$10.58	14.65%		$15,748,468	0.26%	1.93%	0.26%	24.26%
Year Ended October 31, 2016	$10.73	0.19	0.09	0.28	(0.19)	(0.76)	(0.95)	$10.06	3.11%		$4,778,443	0.26%	1.86%	0.26%	18.69%
Year Ended October 31, 2015	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%
Period Ended October 31, 2014 (k)	$11.03	0.09	0.28	0.37	(0.10)	—	(0.10)	$11.30	3.35%		$4,576,528	0.22%	1.16%	0.22%	17.14%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.74	0.11	0.49	0.60	(0.14)	(0.80)	(0.94)	$9.40	7.34%		$620,275,045	0.59%	2.43%	0.59%	47.43%	(g)
Year Ended October 31, 2018	$10.59	0.18	(0.20)	(0.02)	(0.23)	(0.60)	(0.83)	$9.74	(0.42%	)	$605,801,091	0.58%	1.78%	0.58%	21.55%
Year Ended October 31, 2017	$10.07	0.20	1.14	1.34	(0.21)	(0.61)	(0.82)	$10.59	14.25%		$696,628,902	0.58%	1.94%	0.58%	24.26%
Year Ended October 31, 2016	$10.73	0.15	0.11	0.26	(0.16)	(0.76)	(0.92)	$10.07	2.88%		$720,411,875	0.58%	1.55%	0.58%	18.69%
Year Ended October 31, 2015	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%		$863,020,205	0.58%	1.66%	0.58%	12.98%
Year Ended October 31, 2014	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%		$973,090,459	0.58%	1.48%	0.58%	17.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(k)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation1

Equity Funds	45.1%
Fixed Income Funds	31.9%
Investment Contract	16.6%
Alternative Assets	5.5%
Other assets in excess of liabilities	0.9%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	26.0%
Nationwide Contract	16.8%
Nationwide Bond Index Fund, Class R6	14.3%
Nationwide International Index Fund, Class R6	10.2%
Nationwide Loomis Short Term Bond Fund, Class R6	7.9%
Nationwide Core Plus Bond Fund, Class R6	7.0%
Nationwide Mid Cap Market Index Fund, Class R6	4.7%
iShares Core MSCI Emerging Markets ETF	3.6%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Inflation-Protected Securities Fund, Class R6	3.0%
Other Holdings	3.5%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

34

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,059.20	2.81	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.07	2.76	0.55
Class C Shares	Actual	(b)	1,000.00	1,055.70	6.52	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.45	6.41	1.28
Class R Shares	Actual	(b)	1,000.00	1,058.50	4.39	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.53	4.31	0.86
Class R6 Shares	Actual	(b)	1,000.00	1,061.40	1.07	0.21
	Hypothetical	(b)(c)	1,000.00	1,023.75	1.05	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,061.10	1.64	0.32
	Hypothetical	(b)(c)	1,000.00	1,023.21	1.61	0.32
Service Class Shares	Actual	(b)	1,000.00	1,058.50	3.16	0.62
	Hypothetical	(b)(c)	1,000.00	1,021.72	3.11	0.62

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

35

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Investment Companies 78.9%

	Shares	Value

Alternative Assets 5.5%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,377,423	$13,374,780
Nationwide Amundi Strategic Income Fund, Class R6 (a)	646,577	6,653,274
Nationwide Emerging Markets Debt Fund, Class R6 (a)	457,211	4,357,220

Total Alternative Assets (cost $24,961,941)		24,385,274

Equity Funds 41.5%
Nationwide International Index Fund, Class R6 (a)	5,766,499	45,151,685
Nationwide International Small Cap Fund, Class R6 (a)	473,737	4,514,718
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,332,673	20,829,680
Nationwide Multi-Cap Portfolio, Class R6 (a)	10,220,760	114,881,339

Total Equity Funds (cost $175,928,905)		185,377,422

Fixed Income Funds 31.9%
Nationwide Bond Index Fund, Class R6 (a)	5,813,917	63,313,557
Nationwide Core Plus Bond Fund, Class R6 (a)	3,049,026	30,734,183
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,335,152	13,097,837
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	3,515,060	35,009,999

Total Fixed Income Funds (cost $143,626,944)		142,155,576

Total Investment Companies (cost $344,517,790)		351,918,272

Exchange Traded Fund 3.6%
Equity Fund 3.6%
iShares Core MSCI Emerging Markets ETF	299,771	15,839,900

Total Exchange Traded Fund (cost $15,799,817)		15,839,900

Investment Contract 16.6%

	Principal Amount	Value

Nationwide Contract, 2.60%^¥ (a)(b)	$74,182,861	$74,182,861

Total Investment Contract (cost $74,182,861)		74,182,861

Total Investments (cost $434,500,468) — 99.1%		441,941,033

Other assets in excess of liabilities — 0.9%		4,223,936

NET ASSETS — 100.0%		$446,164,969

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

36

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $418,700,651)	$426,101,133
Investment security of unaffiliated issuer, at value (cost $15,799,817)	15,839,900
Cash	4,439,503
Interest receivable	8,292
Receivable for investments sold	405,290
Receivable for capital shares issued	584,185
Prepaid expenses	54,578

Total Assets	447,432,881

Liabilities:
Payable for capital shares redeemed	1,001,935
Accrued expenses and other payables:
Investment advisory fees	47,589
Fund administration fees	20,888
Distribution fees	99,475
Administrative servicing fees	49,824
Accounting and transfer agent fees	8,826
Trustee fees	907
Custodian fees	8,394
Compliance program costs (Note 3)	391
Professional fees	11,202
Printing fees	10,061
Other	8,420

Total Liabilities	1,267,912

Net Assets	$446,164,969

Represented by:
Capital	$436,193,952
Total distributable earnings (loss)	9,971,017

Net Assets	$446,164,969

Net Assets:
Class A Shares	$58,212,908
Class C Shares	48,472,525
Class R Shares	37,903,897
Class R6 Shares	132,626,135
Institutional Service Class Shares	11,913,937
Service Class Shares	157,035,567

Total	$446,164,969

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,945,340
Class C Shares	4,979,563
Class R Shares	3,861,603
Class R6 Shares	13,373,746
Institutional Service Class Shares	1,207,158
Service Class Shares	15,920,120

Total	45,287,530

37

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.79
Class C Shares (b)	$9.73
Class R Shares	$9.82
Class R6 Shares	$9.92
Institutional Service Class Shares	$9.87
Service Class Shares	$9.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

38

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,262,392
Interest income from affiliated issuers	947,566
Dividend income from unaffiliated issuers	161,596
Interest income (unaffiliated)	32,319
Income from securities lending (Note 2)	6

Total Income	6,403,879

EXPENSES:
Investment advisory fees	279,996
Fund administration fees	72,354
Distribution fees Class A	70,944
Distribution fees Class C	231,359
Distribution fees Class R	95,481
Distribution fees Service Class	190,843
Administrative servicing fees Class A	23,175
Administrative servicing fees Class C	14,257
Administrative servicing fees Class R	28,644
Administrative servicing fees Institutional Service Class	6,952
Administrative servicing fees Service Class	119,676
Registration and filing fees	38,830
Professional fees	16,880
Printing fees	11,332
Trustee fees	7,269
Custodian fees	12,855
Accounting and transfer agent fees	17,112
Compliance program costs (Note 3)	1,045
Other	7,221

Total expenses before earnings credit	1,246,225

Earnings credit (Note 5)	(3,303)

Net Expenses	1,242,922

NET INVESTMENT INCOME	5,160,957

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,822,256
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(322,107)
Transactions in investment securities of unaffiliated issuers	(636,744)
Expiration or closing of futures contracts (Note 2)	(1,153,104)

Net realized gains	7,710,301

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	10,906,006
Investment securities of unaffiliated issuers	1,462,401

Net change in unrealized appreciation/depreciation	12,368,407

Net realized/unrealized gains	20,078,708

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,239,665

The accompanying notes are an integral part of these financial statements.

39

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,160,957	$8,807,542
Net realized gains	7,710,301	23,007,918
Net change in unrealized appreciation/depreciation	12,368,407	(32,371,293)

Change in net assets resulting from operations	25,239,665	(555,833)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,652,249)	(3,805,431)
Class C	(2,900,349)	(2,586,977)
Class R	(2,442,591)	(2,671,373)
Class R6	(8,184,591)	(7,298,430)
Institutional Service Class	(821,507)	(684,679)
Service Class	(9,698,698)	(9,866,834)

Change in net assets from shareholder distributions	(27,699,985)	(26,913,724)

Change in net assets from capital transactions	11,483,643	(23,296,844)

Change in net assets	9,023,323	(50,766,401)

Net Assets:
Beginning of period	437,141,646	487,908,047

End of period	$446,164,969	$437,141,646

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,869,220	$11,697,906
Dividends reinvested	2,998,656	2,690,453
Cost of shares redeemed	(10,576,057)	(18,611,431)

Total Class A Shares	(708,181)	(4,223,072)

Class C Shares
Proceeds from shares issued	5,003,899	7,700,352
Dividends reinvested	2,619,493	2,332,597
Cost of shares redeemed	(5,588,494)	(13,031,496)

Total Class C Shares	2,034,898	(2,998,547)

Class R Shares
Proceeds from shares issued	1,848,878	4,050,412
Dividends reinvested	2,396,207	2,538,715
Cost of shares redeemed	(5,864,612)	(15,342,985)

Total Class R Shares	(1,619,527)	(8,753,858)

Class R6 Shares
Proceeds from shares issued	17,142,514	26,917,866
Dividends reinvested	7,681,079	7,280,326
Cost of shares redeemed	(12,382,069)	(26,130,869)

Total Class R6 Shares	12,441,524	8,067,323

Institutional Service Class Shares
Proceeds from shares issued	5,897,461	8,159,837
Dividends reinvested	499,900	348,121
Cost of shares redeemed	(7,131,396)	(5,681,734)

Total Institutional Service Class Shares	(734,035)	2,826,224

40

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued) Service Class Shares
Proceeds from shares issued	$7,899,524	$18,428,830
Dividends reinvested	9,698,698	9,866,834
Cost of shares redeemed	(17,529,258)	(46,510,578)

Total Service Class Shares	68,964	(18,214,914)

Change in net assets from capital transactions	$11,483,643	$(23,296,844)

SHARE TRANSACTIONS:
Class A Shares
Issued	718,576	1,140,314
Reinvested	333,165	264,217
Redeemed	(1,098,376)	(1,812,656)

Total Class A Shares	(46,635)	(408,125)

Class C Shares
Issued	527,687	755,357
Reinvested	293,143	230,318
Redeemed	(597,397)	(1,279,775)

Total Class C Shares	223,433	(294,100)

Class R Shares
Issued	192,784	394,293
Reinvested	265,837	248,881
Redeemed	(609,809)	(1,497,494)

Total Class R Shares	(151,188)	(854,320)

Class R6 Shares
Issued	1,768,809	2,583,499
Reinvested	842,562	707,142
Redeemed	(1,293,443)	(2,512,656)

Total Class R6 Shares	1,317,928	777,985

Institutional Service Class Shares
Issued	619,995	786,617
Reinvested	55,074	33,928
Redeemed	(740,884)	(553,867)

Total Institutional Service Class Shares	(65,815)	266,678

Service Class Shares
Issued	828,426	1,783,793
Reinvested	1,070,623	962,429
Redeemed	(1,807,438)	(4,486,655)

Total Service Class Shares	91,611	(1,740,433)

Total change in shares	1,369,334	(2,252,315)

The accompanying notes are an integral part of these financial statements.

41

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$25,239,665
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(137,500,838)
Proceeds from disposition of investment securities of affiliated issuers	62,180,185
Purchase of investment securities of unaffiliated issuers	(9,679,145)
Proceeds from disposition of investment securities of unaffiliated issuers	107,836,539
Reinvestment of dividend income from affiliated issuers	(5,262,392)
Reinvestment of interest income from affiliated issuers	(947,566)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(10,906,006)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(1,462,401)
Reinvestment of net realized gain distributions from affiliated issuers	(9,822,256)
Net realized loss from investment transactions with affiliated issuers	322,107
Net realized loss from transactions in investment securities of unaffiliated issuers	636,744
Decrease in receivable for investments sold	778,392
Increase in interest and dividends receivable	(8,292)
Increase in prepaid expenses	(22,447)
Decrease in investment advisory fees payable	(1,613)
Decrease in fund administration fees payable	(1,342)
Decrease in distribution fees payable	(6,026)
Increase in administrative servicing fees payable	6,577
Decrease in accounting and transfer agent fees payable	(2,315)
Decrease in trustee fees payable	(528)
Increase in custodian fees payable	4,892
Increase in compliance program costs payable	99
Decrease in professional fees payable	(5,276)
Increase in printing fees payable	3,633
Decrease in other payables	(1,285)

Net cash provided by operating activities	21,379,105

Cash flows used in financing activities:
Proceeds from shares issued	44,232,803
Cost of shares redeemed	(59,367,153)
Cash distributions paid to shareholders	(1,805,952)

Net cash used in financing activities	(16,940,302)

Net increase in cash	4,438,803

Cash:
Beginning of period	700

End of period	$4,439,503

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $25,894,033.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $16,032,214.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $102,667,090.

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.90	0.11	0.42	0.53	(0.13)	(0.51)	(0.64)	$9.79	5.92%		$58,212,908	0.55%	2.40%	0.55%	38.17%	(g)
Year Ended October 31, 2018	$10.51	0.20	(0.21)	(0.01)	(0.22)	(0.38)	(0.60)	$9.90	(0.22%	)	$59,304,391	0.55%	1.93%	0.55%	22.97%
Year Ended October 31, 2017	$10.14	0.21	0.72	0.93	(0.22)	(0.34)	(0.56)	$10.51	9.54%		$67,291,272	0.55%	2.02%	0.55%	22.71%
Year Ended October 31, 2016	$10.35	0.17	0.13	0.30	(0.18)	(0.33)	(0.51)	$10.14	3.11%		$54,037,826	0.54%	1.70%	0.54%	19.58%
Year Ended October 31, 2015	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%		$55,283,435	0.58%	1.70%	0.58%	13.81%
Year Ended October 31, 2014	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%		$58,734,361	0.57%	1.54%	0.57%	18.14%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.84	0.08	0.41	0.49	(0.09)	(0.51)	(0.60)	$9.73	5.57%		$48,472,525	1.28%	1.72%	1.28%	38.17%	(g)
Year Ended October 31, 2018	$10.46	0.12	(0.21)	(0.09)	(0.15)	(0.38)	(0.53)	$9.84	(1.05%	)	$46,816,101	1.28%	1.18%	1.28%	22.97%
Year Ended October 31, 2017	$10.09	0.13	0.72	0.85	(0.14)	(0.34)	(0.48)	$10.46	8.74%		$52,822,319	1.28%	1.31%	1.28%	22.71%
Year Ended October 31, 2016	$10.29	0.10	0.14	0.24	(0.11)	(0.33)	(0.44)	$10.09	2.47%		$60,735,873	1.28%	0.95%	1.28%	19.58%
Year Ended October 31, 2015	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%		$60,039,930	1.28%	0.96%	1.28%	13.81%
Year Ended October 31, 2014	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%		$55,313,487	1.26%	0.84%	1.26%	18.14%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.92	0.10	0.42	0.52	(0.11)	(0.51)	(0.62)	$9.82	5.85%		$37,903,897	0.87%	2.13%	0.87%	38.17%	(g)
Year Ended October 31, 2018	$10.54	0.17	(0.22)	(0.05)	(0.19)	(0.38)	(0.57)	$9.92	(0.63%	)	$39,807,735	0.86%	1.62%	0.86%	22.97%
Year Ended October 31, 2017	$10.16	0.18	0.73	0.91	(0.19)	(0.34)	(0.53)	$10.54	9.27%		$51,281,805	0.85%	1.75%	0.85%	22.71%
Year Ended October 31, 2016	$10.36	0.14	0.14	0.28	(0.15)	(0.33)	(0.48)	$10.16	2.88%		$57,969,013	0.85%	1.39%	0.85%	19.58%
Year Ended October 31, 2015	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%		$66,666,515	0.84%	1.45%	0.84%	13.81%
Year Ended October 31, 2014	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%		$83,675,301	0.86%	1.27%	0.86%	18.14%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$10.02	0.13	0.42	0.55	(0.14)	(0.51)	(0.65)	$9.92	6.14%		$132,626,135	0.22%	2.77%	0.22%	38.17%	(g)
Year Ended October 31, 2018	$10.63	0.23	(0.20)	0.03	(0.26)	(0.38)	(0.64)	$10.02	0.13%		$120,763,200	0.21%	2.24%	0.21%	22.97%
Year Ended October 31, 2017	$10.25	0.24	0.74	0.98	(0.26)	(0.34)	(0.60)	$10.63	9.89%		$119,928,414	0.21%	2.34%	0.21%	22.71%
Year Ended October 31, 2016	$10.45	0.21	0.13	0.34	(0.21)	(0.33)	(0.54)	$10.25	3.53%		$150,948,313	0.20%	2.02%	0.20%	19.58%
Year Ended October 31, 2015	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%		$125,766,263	0.20%	2.04%	0.20%	13.81%
Year Ended October 31, 2014	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%		$111,372,125	0.21%	1.89%	0.21%	18.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

43

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.97	0.12	0.43	0.55	(0.14)	(0.51)	(0.65)	$9.87	6.11%		$11,913,937	0.32%	2.60%	0.32%	38.17%	(g)
Year Ended October 31, 2018	$10.59	0.22	(0.21)	0.01	(0.25)	(0.38)	(0.63)	$9.97	(0.06%	)	$12,694,105	0.30%	2.12%	0.30%	22.97%
Year Ended October 31, 2017	$10.21	0.22	0.75	0.97	(0.25)	(0.34)	(0.59)	$10.59	9.85%		$10,656,590	0.30%	2.14%	0.30%	22.71%
Year Ended October 31, 2016	$10.41	0.20	0.13	0.33	(0.20)	(0.33)	(0.53)	$10.21	3.43%		$3,300,780	0.30%	1.94%	0.30%	19.58%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%		$3,028,431	0.32%	1.84%	0.32%	13.81%
Period Ended October 31, 2014 (j)	$10.53	0.10	0.22	0.32	(0.10)	—	(0.10)	$10.75	3.06%		$2,070,270	0.24%	1.37%	0.24%	18.14%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.97	0.11	0.41	0.52	(0.12)	(0.51)	(0.63)	$9.86	5.85%		$157,035,567	0.62%	2.35%	0.62%	38.17%	(g)
Year Ended October 31, 2018	$10.58	0.19	(0.20)	(0.01)	(0.22)	(0.38)	(0.60)	$9.97	(0.28%	)	$157,756,114	0.61%	1.86%	0.61%	22.97%
Year Ended October 31, 2017	$10.20	0.21	0.73	0.94	(0.22)	(0.34)	(0.56)	$10.58	9.50%		$185,927,647	0.60%	2.01%	0.60%	22.71%
Year Ended October 31, 2016	$10.40	0.16	0.14	0.30	(0.17)	(0.33)	(0.50)	$10.20	3.12%		$206,587,771	0.60%	1.63%	0.60%	19.58%
Year Ended October 31, 2015	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%		$245,435,520	0.60%	1.67%	0.60%	13.81%
Year Ended October 31, 2014	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%		$284,346,558	0.61%	1.52%	0.61%	18.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(j)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

44

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation1

Fixed Income Funds	45.5%
Investment Contract	23.7%
Equity Funds	22.7%
Alternative Assets	6.0%
Other assets in excess of liabilities	2.1%
100.0%

Top Holdings2

Nationwide Contract	24.2%
Nationwide Bond Index Fund, Class R6	18.1%
Nationwide Loomis Short Term Bond Fund, Class R6	14.2%
Nationwide Multi-Cap Portfolio, Class R6	13.3%
Nationwide Core Plus Bond Fund, Class R6	9.1%
Nationwide International Index Fund, Class R6	5.7%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Amundi Strategic Income Fund, Class R6	3.1%
Nationwide Mid Cap Market Index Fund, Class R6	2.1%
Nationwide Amundi Global High Yield Fund, Class R6	2.1%
Other Holdings	3.1%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

45

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19(a)	Expense Ratio During Period (%) 11/1/18 - 4/30/19(a)
Class A Shares	Actual	(b)	1,000.00	1,046.50	2.74	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.12	2.71	0.54
Class C Shares	Actual	(b)	1,000.00	1,042.90	6.48	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.45	6.41	1.28
Class R Shares	Actual	(b)	1,000.00	1,045.00	4.41	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.48	4.36	0.87
Class R6 Shares	Actual	(b)	1,000.00	1,048.10	1.07	0.21
	Hypothetical	(b)(c)	1,000.00	1,023.75	1.05	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,047.80	1.42	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.41	1.40	0.28
Service Class Shares	Actual	(b)	1,000.00	1,046.00	3.09	0.61
	Hypothetical	(b)(c)	1,000.00	1,021.77	3.06	0.61

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

46

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Investment Companies 72.7%

	Shares	Value

Alternative Assets 6.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,356,098	$13,167,715
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,903,316	19,585,123
Nationwide Emerging Markets Debt Fund, Class R6 (a)	675,128	6,433,974

Total Alternative Assets (cost $40,150,315)		39,186,812

Equity Funds 21.2%
Nationwide International Index Fund, Class R6 (a)	4,683,893	36,674,882
Nationwide International Small Cap Fund, Class R6 (a)	349,813	3,333,722
Nationwide Mid Cap Market Index Fund, Class R6 (a)	873,831	13,657,983
Nationwide Multi-Cap Portfolio, Class R6 (a)	7,557,137	84,942,217

Total Equity Funds (cost $132,560,188)		138,608,804

Fixed Income Funds 45.5%
Nationwide Bond Index Fund, Class R6 (a)	10,660,053	116,087,982
Nationwide Core Plus Bond Fund, Class R6 (a)	5,789,177	58,354,902
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,285,861	32,234,294
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	9,090,335	90,539,740

Total Fixed Income Funds (cost $299,560,692)		297,216,918

Total Investment Companies (cost $472,271,195)		475,012,534

Exchange Traded Fund 1.5%
Equity Fund 1.5%
iShares Core MSCI Emerging Markets ETF	190,052	10,042,348

Total Exchange Traded Fund (cost $10,434,438)		10,042,348

Investment Contract 23.7%

	Principal Amount	Value

Nationwide Contract, 2.60%^¥ (a)(b)	$154,712,303	$154,712,303

Total Investment Contract (cost $154,712,303)		154,712,303

Total Investments (cost $637,417,936) — 97.9%		639,767,185

Other assets in excess of liabilities — 2.1%		13,431,626

NET ASSETS — 100.0%		$653,198,811

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

47

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $626,983,498)	$629,724,837
Investment security of unaffiliated issuer, at value (cost $10,434,438)	10,042,348
Cash	13,132,987
Interest receivable	24,526
Receivable for investments sold	1,896,036
Receivable for capital shares issued	921,716
Prepaid expenses	57,176

Total Assets	655,799,626

Liabilities:
Payable for capital shares redeemed	2,191,094
Accrued expenses and other payables:
Investment advisory fees	69,965
Fund administration fees	25,443
Distribution fees	162,682
Administrative servicing fees	83,578
Accounting and transfer agent fees	12,484
Trustee fees	1,482
Custodian fees	12,780
Compliance program costs (Note 3)	600
Professional fees	13,824
Printing fees	21,051
Other	5,832

Total Liabilities	2,600,815

Net Assets	$653,198,811

Represented by:
Capital	$652,569,039
Total distributable earnings (loss)	629,772

Net Assets	$653,198,811

Net Assets:
Class A Shares	$79,818,982
Class C Shares	132,198,734
Class R Shares	30,270,523
Class R6 Shares	91,799,323
Institutional Service Class Shares	201,691,845
Service Class Shares	117,419,404

Total	$653,198,811

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,938,239
Class C Shares	13,222,491
Class R Shares	3,018,004
Class R6 Shares	9,080,497
Institutional Service Class Shares	20,000,506
Service Class Shares	11,639,221

Total	64,898,958

48

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.05
Class C Shares (b)	$10.00
Class R Shares	$10.03
Class R6 Shares	$10.11
Institutional Service Class Shares	$10.08
Service Class Shares	$10.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.66

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

49

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$7,396,809
Interest income from affiliated issuers	2,033,650
Dividend income from unaffiliated issuers	257,146
Interest income (unaffiliated)	85,237
Income from securities lending (Note 2)	5

Total Income	9,772,847

EXPENSES:
Investment advisory fees	425,483
Fund administration fees	97,688
Distribution fees Class A	102,372
Distribution fees Class C	676,098
Distribution fees Class R	74,956
Distribution fees Service Class	143,254
Administrative servicing fees Class A	32,760
Administrative servicing fees Class C	47,327
Administrative servicing fees Class R	23,744
Administrative servicing fees Institutional Service Class	73,968
Administrative servicing fees Service Class	85,952
Registration and filing fees	43,794
Professional fees	21,552
Printing fees	25,752
Trustee fees	11,147
Custodian fees	20,104
Accounting and transfer agent fees	24,814
Compliance program costs (Note 3)	1,594
Other	9,599

Total expenses before earnings credit	1,941,958

Earnings credit (Note 5)	(5,598)

Net Expenses	1,936,360

NET INVESTMENT INCOME	7,836,487

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	7,268,993
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(3,337,164)
Transactions in investment securities of unaffiliated issuers	(2,133,349)
Expiration or closing of futures contracts (Note 2)	(221,712)

Net realized gains	1,576,768

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	17,312,199
Investment securities of unaffiliated issuers	2,584,847

Net change in unrealized appreciation/depreciation	19,897,046

Net realized/unrealized gains	21,473,814

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,310,301

The accompanying notes are an integral part of these financial statements.

50

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$7,836,487	$14,416,904
Net realized gains	1,576,768	18,713,313
Net change in unrealized appreciation/depreciation	19,897,046	(36,153,897)

Change in net assets resulting from operations	29,310,301	(3,023,680)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,369,509)	(3,439,273)
Class C	(5,098,933)	(3,451,688)
Class R	(1,191,286)	(936,050)
Class R6	(3,553,046)	(2,785,516)
Institutional Service Class	(8,933,772)	(7,298,807)
Service Class	(4,550,454)	(3,781,056)

Change in net assets from shareholder distributions	(26,697,000)	(21,692,390)

Change in net assets from capital transactions	(35,350,603)	(22,498,502)

Change in net assets	(32,737,302)	(47,214,572)

Net Assets:
Beginning of period	685,936,113	733,150,685

End of period	$653,198,811	$685,936,113

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,118,798	$30,364,833
Dividends reinvested	3,011,625	2,908,605
Cost of shares redeemed	(25,468,720)	(56,659,793)

Total Class A Shares	(12,338,297)	(23,386,355)

Class C Shares
Proceeds from shares issued	9,582,756	29,348,272
Dividends reinvested	4,771,274	3,145,380
Cost of shares redeemed	(24,009,242)	(39,679,721)

Total Class C Shares	(9,655,212)	(7,186,069)

Class R Shares
Proceeds from shares issued	4,436,326	4,100,412
Dividends reinvested	1,172,797	917,645
Cost of shares redeemed	(5,944,411)	(11,094,873)

Total Class R Shares	(335,288)	(6,076,816)

Class R6 Shares
Proceeds from shares issued	10,516,252	16,804,377
Dividends reinvested	3,509,573	2,776,157
Cost of shares redeemed	(7,483,331)	(16,432,800)

Total Class R6 Shares	6,542,494	3,147,734

51

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$36,344,234	$126,991,668
Dividends reinvested	7,190,037	5,550,077
Cost of shares redeemed	(60,485,230)	(111,797,442)

Total Institutional Service Class Shares	(16,950,959)	20,744,303

Service Class Shares
Proceeds from shares issued	9,059,999	20,992,033
Dividends reinvested	4,544,442	3,772,844
Cost of shares redeemed	(16,217,782)	(34,506,176)

Total Service Class Shares	(2,613,341)	(9,741,299)

Change in net assets from capital transactions	$(35,350,603)	$(22,498,502)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,024,245	2,958,242
Reinvested	315,573	284,183
Redeemed	(2,583,592)	(5,538,490)

Total Class A Shares	(1,243,774)	(2,296,065)

Class C Shares
Issued	977,828	2,875,428
Reinvested	502,847	308,533
Redeemed	(2,450,481)	(3,893,126)

Total Class C Shares	(969,806)	(709,165)

Class R Shares
Issued	448,107	401,581
Reinvested	123,234	89,817
Redeemed	(603,887)	(1,082,867)

Total Class R Shares	(32,546)	(591,469)

Class R6 Shares
Issued	1,063,418	1,632,019
Reinvested	365,571	269,937
Redeemed	(754,520)	(1,595,296)

Total Class R6 Shares	674,469	306,660

Institutional Service Class Shares
Issued	3,673,699	12,348,640
Reinvested	750,761	540,901
Redeemed	(6,146,121)	(10,913,215)

Total Institutional Service Class Shares	(1,721,661)	1,976,326

Service Class Shares
Issued	916,081	2,039,983
Reinvested	474,239	367,302
Redeemed	(1,630,074)	(3,356,792)

Total Service Class Shares	(239,754)	(949,507)

Total change in shares	(3,533,072)	(2,263,220)

The accompanying notes are an integral part of these financial statements.

52

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$29,310,301
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(106,985,608)
Proceeds from disposition of investment securities of affiliated issuers	96,171,988
Purchase of investment securities of unaffiliated issuers	(164,197)
Proceeds from disposition of investment securities of unaffiliated issuers	89,815,226
Reinvestment of dividend income from affiliated issuers	(7,396,809)
Reinvestment of interest income from affiliated issuers	(2,033,650)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(17,312,199)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(2,584,847)
Reinvestment of net realized gain distributions from affiliated issuers	(7,268,993)
Net realized loss from investment transactions with affiliated issuers	3,337,164
Net realized loss from transactions in investment securities of unaffiliated issuers	2,133,349
Increase in receivable for investments sold	(1,248,489)
Increase in interest and dividends receivable	(24,526)
Increase in prepaid expenses	(20,775)
Decrease in investment advisory fees payable	(7,756)
Decrease in fund administration fees payable	(2,681)
Decrease in distribution fees payable	(18,700)
Decrease in administrative servicing fees payable	(19,391)
Decrease in accounting and transfer agent fees payable	(3,486)
Decrease in trustee fees payable	(787)
Increase in custodian fees payable	7,697
Increase in compliance program costs payable	134
Decrease in professional fees payable	(4,667)
Increase in printing fees payable	4,722
Decrease in other payables	(1,185)

Net cash provided by operating activities	75,681,835

Cash flows used in financing activities:
Proceeds from shares issued	79,619,570
Cost of shares redeemed	(139,672,110)
Cash distributions paid to shareholders	(2,497,252)

Net cash used in financing activities	(62,549,792)

Net increase in cash	13,132,043

Cash:
Beginning of period	944

End of period	$13,132,987

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $24,199,748.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $16,699,452.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $75,753,006.

The accompanying notes are an integral part of these financial statements.

53

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.01	0.12	0.32	0.44	(0.12)	(0.28)	(0.40)	$10.05	4.65%	(g)	$79,818,982	0.54%	2.45%	0.54%	19.13%	(h)
Year Ended October 31, 2018	$10.36	0.21	(0.25)	(0.04)	(0.21)	(0.10)	(0.31)	$10.01	(0.44%	)	$91,956,405	0.53%	2.03%	0.53%	21.58%
Year Ended October 31, 2017	$10.16	0.21	0.30	0.51	(0.21)	(0.10)	(0.31)	$10.36	5.15%		$118,949,342	0.53%	2.06%	0.53%	30.99%
Year Ended October 31, 2016	$10.14	0.17	0.16	0.33	(0.18)	(0.13)	(0.31)	$10.16	3.31%		$155,015,063	0.54%	1.67%	0.54%	14.83%
Year Ended October 31, 2015	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%		$89,550,546	0.55%	1.69%	0.55%	15.91%
Year Ended October 31, 2014	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%		$81,289,282	0.57%	1.51%	0.57%	25.03%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.96	0.08	0.33	0.41	(0.09)	(0.28)	(0.37)	$10.00	4.29%		$132,198,734	1.28%	1.71%	1.28%	19.13%	(h)
Year Ended October 31, 2018	$10.31	0.13	(0.24)	(0.11)	(0.14)	(0.10)	(0.24)	$9.96	(1.18%	)	$141,350,080	1.27%	1.28%	1.27%	21.58%
Year Ended October 31, 2017	$10.11	0.13	0.31	0.44	(0.14)	(0.10)	(0.24)	$10.31	4.41%		$153,601,464	1.27%	1.30%	1.27%	30.99%
Year Ended October 31, 2016	$10.09	0.09	0.16	0.25	(0.10)	(0.13)	(0.23)	$10.11	2.58%		$148,901,612	1.28%	0.94%	1.28%	14.83%
Year Ended October 31, 2015	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%		$110,901,426	1.29%	0.92%	1.29%	15.91%
Year Ended October 31, 2014	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%		$72,301,458	1.27%	0.81%	1.27%	25.03%

Class R Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.99	0.10	0.33	0.43	(0.11)	(0.28)	(0.39)	$10.03	4.50%		$30,270,523	0.87%	2.12%	0.87%	19.13%	(h)
Year Ended October 31, 2018	$10.34	0.17	(0.24)	(0.07)	(0.18)	(0.10)	(0.28)	$9.99	(0.76%	)	$30,479,796	0.85%	1.70%	0.85%	21.58%
Year Ended October 31, 2017	$10.14	0.18	0.30	0.48	(0.18)	(0.10)	(0.28)	$10.34	4.83%		$37,657,787	0.84%	1.74%	0.84%	30.99%
Year Ended October 31, 2016	$10.12	0.14	0.15	0.29	(0.14)	(0.13)	(0.27)	$10.14	2.97%		$46,395,556	0.85%	1.37%	0.85%	14.83%
Year Ended October 31, 2015	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%		$42,487,159	0.86%	1.39%	0.86%	15.91%
Year Ended October 31, 2014	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%		$51,948,486	0.87%	1.23%	0.87%	25.03%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$10.07	0.14	0.32	0.46	(0.14)	(0.28)	(0.42)	$10.11	4.81%		$91,799,323	0.21%	2.75%	0.21%	19.13%	(h)
Year Ended October 31, 2018	$10.42	0.24	(0.24)	—	(0.25)	(0.10)	(0.35)	$10.07	(0.10%	)	$84,633,584	0.20%	2.35%	0.20%	21.58%
Year Ended October 31, 2017	$10.21	0.24	0.32	0.56	(0.25)	(0.10)	(0.35)	$10.42	5.58%		$84,374,346	0.20%	2.35%	0.20%	30.99%
Year Ended October 31, 2016	$10.19	0.20	0.16	0.36	(0.21)	(0.13)	(0.34)	$10.21	3.63%		$105,411,080	0.20%	2.02%	0.20%	14.83%
Year Ended October 31, 2015	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%		$83,673,339	0.21%	2.02%	0.21%	15.91%
Year Ended October 31, 2014	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%		$69,248,334	0.22%	1.87%	0.22%	25.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Portfolio turnover excludes received or delivered in-kind.
(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

54

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.04	0.13	0.33	0.46	(0.14)	(0.28)	(0.42)	$10.08	4.78%		$201,691,845	0.28%	2.73%	0.28%	19.13%	(h)
Year Ended October 31, 2018	$10.39	0.23	(0.24)	(0.01)	(0.24)	(0.10)	(0.34)	$10.04	(0.19%	)	$218,169,172	0.28%	2.26%	0.28%	21.58%
Year Ended October 31, 2017	$10.19	0.23	0.31	0.54	(0.24)	(0.10)	(0.34)	$10.39	5.40%		$205,208,144	0.29%	2.25%	0.29%	30.99%
Year Ended October 31, 2016	$10.17	0.19	0.16	0.35	(0.20)	(0.13)	(0.33)	$10.19	3.55%		$115,594,654	0.30%	1.90%	0.30%	14.83%
Year Ended October 31, 2015	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%		$46,044,533	0.31%	1.87%	0.31%	15.91%
Period Ended October 31, 2014 (k)	$10.18	0.11	0.14	0.25	(0.10)	—	(0.10)	$10.33	2.51%		$13,465,257	0.25%	1.64%	0.25%	25.03%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.05	0.12	0.32	0.44	(0.12)	(0.28)	(0.40)	$10.09	4.60%		$117,419,404	0.61%	2.36%	0.61%	19.13%	(h)
Year Ended October 31, 2018	$10.40	0.20	(0.24)	(0.04)	(0.21)	(0.10)	(0.31)	$10.05	(0.50%	)	$119,347,076	0.60%	1.95%	0.60%	21.58%
Year Ended October 31, 2017	$10.19	0.20	0.32	0.52	(0.21)	(0.10)	(0.31)	$10.40	5.17%		$133,359,602	0.59%	1.99%	0.59%	30.99%
Year Ended October 31, 2016	$10.17	0.16	0.16	0.32	(0.17)	(0.13)	(0.30)	$10.19	3.22%		$152,002,561	0.60%	1.63%	0.60%	14.83%
Year Ended October 31, 2015	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%		$173,472,921	0.61%	1.63%	0.61%	15.91%
Year Ended October 31, 2014	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%		$184,148,248	0.63%	1.48%	0.63%	25.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Portfolio turnover excludes received or delivered in-kind.
(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

55

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Service Class, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

56

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value

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adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2018 through December 31, 2018, the rate was 2.65%. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through April 30, 2019, the rate was 2.60%. Effective May 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At April 30, 2019, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$64,034,841	$—	$—	$64,034,841
Investment Companies	1,069,495,197	—	—	1,069,495,197
Investment Contract	—	—	136,661,071	136,661,071
Total	$1,133,530,038	$—	$136,661,071	$1,270,191,109

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$15,839,900	$—	$—	$15,839,900
Investment Companies	351,918,272	—	—	351,918,272
Investment Contract	—	—	74,182,861	74,182,861
Total	$367,758,172	$—	$74,182,861	$441,941,033

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$10,042,348	$—	$—	$10,042,348
Investment Companies	475,012,534	—	—	475,012,534
Investment Contract	—	—	154,712,303	154,712,303
Total	$485,054,882	$—	$154,712,303	$639,767,185

Amounts designated as “—” are zero or have been rounded to zero.

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderate

	Investment Contract	Total
Balance as of 10/31/2018	$139,314,583	$139,314,583
Purchases*	11,730,349	11,730,349
Sales	(14,383,861)	(14,383,861)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$136,661,071	$136,661,071

Investor Destinations Moderately Conservative

	Investment Contract	Total
Balance as of 10/31/2018	$75,523,896	$75,523,896
Purchases*	6,890,232	6,890,232
Sales	(8,231,267)	(8,231,267)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$74,182,861	$74,182,861

Investor Destinations Conservative

	Investment Contract	Total
Balance as of 10/31/2018	$165,332,384	$165,332,384
Purchases*	8,692,264	8,692,264
Sales	(19,312,345)	(19,312,345)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$154,712,303	$154,712,303

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.60%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances,

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of April 30, 2019, Investor Destinations Aggressive had an overdrawn balance of $21,539 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Futures Contracts

The Funds are subject to equity price risk in the normal course of pursuing their objective(s). The Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds; futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts”.

At April 30, 2019, the Funds had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

Investor Destinations Aggressive

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(4,815,410)
Total	$(4,815,410)

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Investor Destinations Moderately Aggressive

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(6,832,499)
Total	$(6,832,499)

Investor Destinations Moderate

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(4,954,737)
Total	$(4,954,737)

Investor Destinations Moderately Conservative

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,153,104)
Total	$(1,153,104)

Investor Destinations Conservative

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(221,712)
Total	$(221,712)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

Investor Destinations Aggressive

Futures Contracts:
Average Notional Balance Long	$23,524,359

Investor Destinations Moderately Aggressive

Futures Contracts:
Average Notional Balance Long	$35,069,814

Investor Destinations Moderate

Futures Contracts:
Average Notional Balance Long	$26,341,765

Investor Destinations Moderately Conservative

Futures Contracts:
Average Notional Balance Long	$6,028,856

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Investor Destinations Conservative

Futures Contracts:
Average Notional Balance Long	$4,807,323

(d)	Securities Lending

During the six months ended April 30, 2019, the Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Funds did not have any portfolio securities on loan.

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(e)	Joint Repurchase Agreements

During the six months ended April 30, 2019, the Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the Funds did not invest in any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

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April 30, 2019 (Unaudited)

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the six months ended April 30, 2019, the Funds’ effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until February 29, 2020.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

As of April 30, 2019, the Funds had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM received $655,076 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Funds’ aggregate portion of such costs amounted to $11,498.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, 0.50% for Class R shares, and 0.25% for Service Class shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’

67

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $261,015. From these fees, NFD retained a portion amounting to $29,641.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the six months ended April 30, 2019, the Funds imposed CDSCs of $2,033. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.09%	0.09%	0.16%	0.10%	0.15%
Investor Destinations Moderately Aggressive	0.09	0.06	0.16	0.10	0.15
Investor Destinations Moderate	0.09	0.06	0.15	0.10	0.15
Investor Destinations Moderately Conservative	0.08	0.06	0.15	0.11	0.16
Investor Destinations Conservative	0.08	0.07	0.16	0.07	0.15

For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$545,974
Investor Destinations Moderately Aggressive	780,111
Investor Destinations Moderate	603,749
Investor Destinations Moderately Conservative	192,704
Investor Destinations Conservative	263,751

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	49.24%
Investor Destinations Moderately Aggressive	39.84
Investor Destinations Moderate	37.00
Investor Destinations Moderately Conservative	23.30
Investor Destinations Conservative	10.24

68

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

During the six months ended April 30, 2019, shares of affiliated Underlying Funds held by the Funds were redeemed in-kind for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Investor Destinations Aggressive	$304,613,805	$5,649,244	$23,079,152	$1,159,050	$88,641,566	$4,152,635
Investor Destinations Moderately Aggressive	473,043,283	8,859,253	29,672,280	1,474,698	111,410,376	5,215,476
Investor Destinations Moderate	352,452,916	6,601,673	17,506,789	895,598	58,852,767	2,763,954
Investor Destinations Moderately Conservative	80,988,881	1,564,504	4,254,788	266,850	17,423,421	828,026
Investor Destinations Conservative	60,380,834	1,157,978	3,230,214	217,638	12,141,958	581,479

The Funds subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract during the six months ended April 30, 2019 were as follows:

Investor Destinations Aggressive

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,011,705	10,422,852	1,166,603	(1,646,282)	(104,335)	(15,180)	9,823,658	542,954	37,792
Nationwide Emerging Markets Debt Fund, Class R6	1,007,522	10,368,928	1,262,122	(2,014,412)	(177,882)	162,933	9,601,689	569,961	89,529
Nationwide International Index Fund, Class R6	29,223,037	243,912,197	16,846,105	(37,972,100)	5,483,012	547,166	228,816,380	5,320,077	5,322,667
Nationwide International Small Cap Fund, Class R6	4,175,300	37,184,552	7,384,110	(3,092,163)	(368,897)	(1,316,997)	39,790,605	1,000,569	3,640,573
Nationwide Loomis All Cap Growth Fund, Class R6	3,313,878	39,656,270	3,689,418	(5,402,567)	567,846	2,713,670	41,224,637	91,446	2,737,412

69

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Investor Destinations Aggressive (continued)

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Mid Cap Market Index Fund, Class R6	7,820,837	193,276,350	37,980,348	(103,608,080	)(b)	4,035,283	(9,444,217)	122,239,684	975,871	14,198,884
Nationwide Multi-Cap Portfolio, Class R6	39,647,706	—	418,962,197	(10,917,404)		455,984	37,139,444	445,640,221	817,795	—
Nationwide S&P 500 Index Fund, Class R6	—	327,089,137	22,958,720	(336,192,012	)(b)	35,749,391	(49,605,236)	—	1,790,853	19,176,171
Nationwide Small Cap Index Fund, Class R6	—	24,031,886	3,640,035	(25,284,962	)(b)	(2,984,054)	597,095	—	74,258	3,160,505
Nationwide Bond Index Fund, Class R6	1,324,858	15,219,736	1,994,073	(3,331,226)		(91,069)	636,193	14,427,707	199,606	—
Nationwide Core Plus Bond Fund, Class R6	479,894	5,307,962	490,500	(1,113,548)		(47,264)	199,686	4,837,336	81,095	416
Total		906,469,870	516,374,231	(530,574,756)		42,518,015	(18,385,443)	916,401,917	11,464,485	48,363,949

Investor Destinations Moderately Aggressive

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	4,792,384	48,204,349	4,469,663	(5,603,378)		(367,946)	(168,638)	46,534,050	2,598,617	181,344
Nationwide Amundi Strategic Income Fund, Class R6	2,242,166	24,941,794	1,923,507	(3,917,608)		(167,260)	291,456	23,071,889	614,309	—
Nationwide Emerging Markets Debt Fund, Class R6	3,181,546	32,140,244	3,333,256	(5,133,541)		(449,125)	429,297	30,320,131	1,839,217	289,088
Nationwide International Index Fund, Class R6	36,113,629	324,444,574	21,782,605	(71,070,728)		11,626,296	(4,013,029)	282,769,718	7,149,418	7,181,172
Nationwide International Small Cap Fund, Class R6	5,769,030	50,449,070	10,687,828	(3,893,970)		(411,221)	(1,852,849)	54,978,858	1,364,800	4,965,828
Nationwide Loomis All Cap Growth Fund, Class R6	3,924,753	46,148,713	4,351,214	(5,583,140)		577,033	3,330,112	48,823,932	109,285	3,271,403
Nationwide Mid Cap Market Index Fund, Class R6	8,233,846	240,730,009	26,017,958	(127,045,075	)(b)	5,230,407	(16,238,286)	128,695,013	1,215,328	17,940,323
Nationwide Multi-Cap Portfolio, Class R6	59,760,484	—	630,617,562	(15,174,384)		868,623	55,396,042	671,707,843	1,187,648	—
Nationwide S&P 500 Index Fund, Class R6	—	489,809,648	33,169,068	(504,160,949	)(b)	59,518,829	(78,336,596)	—	2,754,399	29,016,949
Nationwide Small Cap Index Fund, Class R6	—	29,830,760	4,855,654	(31,777,666	)(b)	(3,727,163)	818,415	—	93,138	3,964,072
Nationwide Bond Index Fund, Class R6	9,064,280	101,825,357	10,289,252	(17,192,556)		(910,502)	4,698,463	98,710,014	1,387,011	—
Nationwide Core Plus Bond Fund, Class R6	6,061,574	63,659,168	4,322,002	(8,836,691)		(306,472)	2,262,661	61,100,668	1,036,080	5,208
Nationwide Inflation-Protected Securities Fund, Class R6	1,548,404	16,258,552	980,750	(2,584,325)		(87,370)	622,235	15,189,842	119,077	—
Total		1,468,442,238	756,800,319	(801,974,011)		71,394,129	(32,760,717)	1,461,901,958	21,468,327	66,815,387

70

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Investor Destinations Moderate

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	3,921,239	39,613,129	3,539,950	(4,635,672)		(300,145)	(142,035)	38,075,227	2,133,474	148,993
Nationwide Amundi Strategic Income Fund, Class R6	1,840,725	20,026,137	1,450,360	(2,641,123)		(118,776)	224,466	18,941,064	503,598	—
Nationwide Emerging Markets Debt Fund, Class R6	2,603,403	26,163,493	2,575,828	(3,919,243)		(347,078)	337,435	24,810,435	1,503,591	236,309
Nationwide International Index Fund, Class R6	23,809,141	196,425,420	18,195,832	(33,503,973)		(588,827)	5,897,124	186,425,576	4,345,699	4,351,995
Nationwide International Small Cap Fund, Class R6	2,697,065	23,484,389	5,537,097	(2,284,325)		(270,575)	(763,556)	25,703,030	635,357	2,311,747
Nationwide Loomis All Cap Growth Fund, Class R6	2,140,511	24,701,758	2,738,048	(2,997,348)		355,828	1,829,673	26,627,959	58,488	1,750,807
Nationwide Mid Cap Market Index Fund, Class R6	4,418,090	127,398,663	15,791,650	(68,447,237	)(b)	1,742,248	(7,430,580)	69,054,744	645,025	9,507,130
Nationwide Multi-Cap Portfolio, Class R6	42,193,306	—	445,266,706	(10,739,432)		577,358	39,148,128	474,252,760	821,153	—
Nationwide S&P 500 Index Fund, Class R6	—	364,472,807	26,826,894	(376,902,718	)(b)	16,462,653	(30,859,636)	—	2,058,514	21,760,870
Nationwide Small Cap Index Fund, Class R6	—	17,963,258	2,623,428	(18,792,811	)(b)	(2,720,197)	926,322	—	56,057	2,385,875
Nationwide Bond Index Fund, Class R6	7,423,185	83,682,837	8,090,840	(14,042,730)		(696,229)	3,803,768	80,838,486	1,138,606	—
Nationwide Core Plus Bond Fund, Class R6	6,200,301	65,397,672	4,103,086	(9,010,276)		(314,982)	2,323,533	62,499,033	1,060,991	5,316
Nationwide Inflation-Protected Securities Fund, Class R6	1,267,101	13,053,934	737,084	(1,798,753)		(60,444)	498,443	12,430,264	95,573	—
Nationwide Loomis Short Term Bond Fund, Class R6	5,003,677	52,858,415	3,571,429	(7,409,065)		(184,601)	1,000,441	49,836,619	661,768	—
Nationwide Contract^¥ (a)	$136,661,071	139,314,583	11,730,349	(14,383,861)		—	—	136,661,071	1,736,025	—
Total		1,194,556,495	552,778,581	(571,508,567)		13,536,233	16,793,526	1,206,156,268	17,453,919	42,459,042

Investor Destinations Moderately Conservative

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,377,423	13,634,549	1,461,583	(1,600,361)		(80,790)	(40,201)	13,374,780	738,121	50,973
Nationwide Amundi Strategic Income Fund, Class R6	646,577	6,924,160	560,665	(876,528)		(34,239)	79,216	6,653,274	174,848	—
Nationwide Emerging Markets Debt Fund, Class R6	457,211	4,468,190	508,477	(626,523)		(50,496)	57,572	4,357,220	257,425	40,405
Nationwide International Index Fund, Class R6	5,766,499	52,826,697	6,957,233	(15,937,772)		(891,396)	2,196,923	45,151,685	1,174,906	1,182,653
Nationwide International Small Cap Fund, Class R6	473,737	1,996,446	3,047,382	(569,407)		(52,859)	93,156	4,514,718	54,073	196,745
Nationwide Mid Cap Market Index Fund, Class R6	1,332,673	37,275,862	5,898,324	(20,767,971	)(b)	(32,873)	(1,543,662)	20,829,680	190,570	2,799,069
Nationwide Multi-Cap Portfolio, Class R6	10,220,760	—	108,514,567	(3,696,960)		221,974	9,841,758	114,881,339	207,286	—

71

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Investor Destinations Moderately Conservative (continued)

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide S&P 500 Index Fund, Class R6	—	83,500,946	6,740,478	(86,977,361	)(b)	1,947,248	(5,211,311)	—	473,260	4,994,803
Nationwide Small Cap Index Fund, Class R6	—	4,177,376	841,018	(4,628,260	)(b)	(558,325)	168,191	—	13,041	555,041
Nationwide Bond Index Fund, Class R6	5,813,917	64,756,338	6,336,117	(10,205,875)		(432,017)	2,858,994	63,313,557	893,224	—
Nationwide Core Plus Bond Fund, Class R6	3,049,026	31,917,522	2,193,909	(4,375,035)		(149,357)	1,147,144	30,734,183	522,593	2,567
Nationwide Inflation-Protected Securities Fund, Class R6	1,335,152	13,558,938	865,137	(1,792,909)		(110,155)	576,826	13,097,837	99,006	—
Nationwide Loomis Short Term Bond Fund, Class R6	3,515,060	36,270,537	2,717,930	(4,561,046)		(98,822)	681,400	35,009,999	464,039	—
Nationwide Contract^¥ (a)	$74,182,861	75,523,896	6,890,232	(8,231,267)		—	—	74,182,861	947,566	—
Total		426,831,457	153,533,052	(164,847,275)		(322,107)	10,906,006	426,101,133	6,209,958	9,822,256

Investor Destinations Conservative

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,356,098	14,232,429	1,257,793	(2,186,095)		(105,708)	(30,705)	13,167,714	746,677	51,754
Nationwide Amundi Strategic Income Fund, Class R6	1,903,316	21,109,333	905,908	(2,563,984)		(92,742)	226,608	19,585,123	523,747	—
Nationwide Emerging Markets Debt Fund, Class R6	675,128	7,237,380	578,998	(1,391,841)		(96,460)	105,897	6,433,974	392,313	61,606
Nationwide International Index Fund, Class R6	4,683,893	40,313,598	4,840,560	(9,496,378)		510,347	506,755	36,674,882	882,446	884,861
Nationwide International Small Cap Fund, Class R6	349,813	—	5,116,518	(1,975,572)		29,156	163,620	3,333,722	—	—
Nationwide Mid Cap Market Index Fund, Class R6	873,831	26,253,149	3,585,478	(15,003,787	)(b)	(786,280)	(390,577)	13,657,983	132,331	1,948,359
Nationwide Multi-Cap Portfolio, Class R6	7,557,137	—	80,439,045	(3,383,255)		198,559	7,687,868	84,942,217	164,124	—
Nationwide S&P 500 Index Fund, Class R6	—	68,099,710	4,468,371	(69,674,585	)(b)	(1,171,650)	(1,721,846)	—	359,859	3,894,786
Nationwide Small Cap Index Fund, Class R6	—	3,221,778	654,602	(3,580,351	)(b)	(397,662)	101,633	—	9,928	422,562
Nationwide Bond Index Fund, Class R6	10,660,053	123,977,200	6,400,886	(18,872,384)		(828,145)	5,410,425	116,087,982	1,682,990	—
Nationwide Core Plus Bond Fund, Class R6	5,789,177	62,504,476	2,185,648	(8,276,194)		(356,112)	2,297,084	58,354,902	1,019,418	5,065
Nationwide Inflation-Protected Securities Fund, Class R6	3,285,861	34,844,862	891,454	(4,674,948)		(303)	1,173,229	32,234,294	250,728	—
Nationwide Loomis Short Term Bond Fund, Class R6	9,090,335	96,863,437	3,667,535	(11,533,275)		(240,164)	1,782,208	90,539,741	1,232,248	—
Nationwide Contract^¥ (a)	$154,712,303	165,332,384	8,692,264	(19,312,345)		—	—	154,712,303	2,033,650	—
Total		663,989,736	123,685,060	(171,924,994)		(3,337,164)	17,312,199	629,724,837	9,430,459	7,268,993

72

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Proceeds from sales includes securities received in-kind.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or exchange traded fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

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6.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*^	Sales#
Investor Destinations Aggressive	$535,722,823	$535,321,570
Investor Destinations Moderately Aggressive	810,137,398	803,822,180
Investor Destinations Moderate	572,153,321	587,503,641
Investor Destinations Moderately Conservative	163,162,733	170,181,729
Investor Destinations Conservative	123,848,681	186,854,339
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds as shown below.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds as shown below.

Fund	Excluded from Purchases	Excluded from Sales
Investor Destinations Aggressive	$416,334,523	$414,665,910
Investor Destinations Moderately Aggressive	614,125,939	612,048,241
Investor Destinations Moderate	428,812,472	427,610,337
Investor Destinations Moderately Conservative	102,667,090	102,349,772
Investor Destinations Conservative	75,753,006	74,884,243

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

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8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13. These ASC 820 amendments are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

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amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of a Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

10.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	53.18%	3	(a)
Investor Destinations Moderately Aggressive	51.43	3	(a)
Investor Destinations Moderate	48.86	3	(a)
Investor Destinations Moderately Conservative	24.98	1
Investor Destinations Conservative	12.23	1
(a)	All or a portion of the accounts are the accounts of affiliated funds.

11.  Federal Tax Information

As of April 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$985,010,927	$32,912,886	$(12,217,329)	$20,695,557
Investor Destinations Moderately Aggressive	1,551,207,147	50,823,201	(22,175,877)	28,647,324
Investor Destinations Moderate	1,244,768,980	36,963,615	(11,541,486)	25,422,129
Investor Destinations Moderately Conservative	440,467,343	6,155,582	(4,681,892)	1,473,690
Investor Destinations Conservative	642,229,493	5,454,175	(7,916,483)	(2,462,308)

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Supplemental Information

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Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderately Conservative Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser,

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Supplemental Information (Continued)

April 30, 2019 (Unaudited)

Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, financial analysis, and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the

Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered that each Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than the median of the Fund’s Broadridge expense group and, where there was a sufficient number of a Fund’s peer funds, in the first comparative quintile. The Trustees noted that the actual management fees paid by a number of the Funds were paid at rates higher than the median of their peers. The Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderate Fund, and Nationwide Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its performance universe for the three-year period ended June 30, 2018. With respect to the remaining Funds, which ranked less favorably against the funds in their performance universes, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and regarding its

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Supplemental Information (Continued)

April 30, 2019 (Unaudited)

long-term focus, and the effect of the Funds’ allocations on their shorter-term investment performance. They considered the Adviser’s statement that it is confident in the appropriateness of its asset allocations for the Funds in light of the Funds’ targeted risk profile. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

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Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

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Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

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Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

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Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

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Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

84

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

85

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

86

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

87

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

88

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

89

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

90

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

91

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-ID  (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Bond Fund

Asset Allocation1

Corporate Bonds	37.7%
Asset-Backed Securities	20.0%
Mortgage-Backed Securities	14.2%
U.S. Treasury Obligations	13.4%
Commercial Mortgage-Backed Securities	6.4%
Collateralized Mortgage Obligations	6.3%
Municipal Bonds	0.4%
Futures Contracts	0.1%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	5.6%
Banks	5.4%
Electric Utilities	4.4%
Insurance	2.7%
Multi-Utilities	2.6%
Equity Real Estate Investment Trusts (REITs)	2.0%
Diversified Telecommunication Services	1.9%
Pharmaceuticals	1.8%
Aerospace & Defense	1.3%
Semiconductors & Semiconductor Equipment	1.1%
Other Industries	71.2%
100.0%
Top Holdings2

U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026	7.4%
FNMA, 3.50%, 2/1/2047	2.9%
NextGear Floorplan Master Owner Trust, 2.19%, 9/15/2021	2.8%
FNMA, 4.50%, 8/1/2048	2.7%
Ocwen Master Advance Receivables Trust, 2.72%, 8/16/2049	2.2%
FNMA, 3.50%, 2/1/2048	2.0%
U.S. Treasury Notes, 2.00%, 10/31/2022	1.9%
Long Beach Mortgage Loan Trust, 3.21%, 8/25/2035	1.8%
Chase Mortgage Finance Corp., 3.75%, 12/25/2045	1.8%
BBCMS Mortgage Trust, 3.39%, 8/14/2036	1.7%
Other Holdings	72.8%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,054.40	3.67	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.61	0.72
Class C Shares	Actual	(a)	1,000.00	1,051.50	7.58	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.41	7.45	1.49
Class R Shares	Actual	(a)	1,000.00	1,054.30	4.84	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.08	4.76	0.95
Class R6 Shares	Actual	(a)	1,000.00	1,056.90	2.24	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.61	2.21	0.44
Institutional Service Class Shares	Actual	(a)	1,000.00	1,055.50	2.55	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.32	2.51	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 20.0%

	Principal Amount	Value

Airlines 2.1%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$2,957,820	$2,948,355
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	481,625	488,849
British Airways Pass-Through Trust, Series 2013-1, Class B, 5.63%, 6/20/2020 (a)	219,020	222,064
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/2022	170,988	177,965
United Airlines Pass-Through Trust
Series 2014-1, Class B, 4.75%, 4/11/2022	2,490,965	2,538,542
Series 2016-1, Class B, 3.65%, 1/7/2026	1,371,528	1,357,405

		7,733,180

Automobiles 4.5%
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	1,465,110	1,462,684
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	1,158,765	1,162,868
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.19%, 9/15/2021 (a)	10,000,000	9,974,606
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	3,000,000	3,029,194
United Auto Credit Securitization Trust, Series 2018-2, Class A, 2.89%, 3/10/2021 (a)	820,080	820,178

		16,449,530

Home Equity 2.9%
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 3.21%, 8/25/2035 (b)	6,655,440	6,673,357
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.72%, 1/25/2036 (b)	1,029,000	1,030,717
Soundview Home Loan Trust, Series 2006-WF2, Class M1, 2.70%, 12/25/2036 (b)	3,000,000	2,982,326
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A6, 5.13%, 3/25/2034 (c)	2,219	2,223

		10,688,623

Asset-Backed Securities (continued)

	Principal Amount	Value

Other 10.5%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	$902,428	$922,056
CCG Receivables Trust
Series 2018-2, Class A1, 2.47%, 8/14/2019 (a)	155,596	155,568
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	3,000,000	3,008,660
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, 4.35%, 6/9/2030 (a)(b)	3,000,000	2,981,763
CVS Pass-Through Trust, 6.94%, 1/10/2030	1,678,038	1,914,821
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	2,002,177	2,015,728
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	214,335	216,475
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	344,768	354,090
Series 2015-1A, Class A, 3.84%, 9/21/2040 (a)	1,487,208	1,560,423
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.47%, 7/17/2037 (a)(b)	1,969,887	1,971,729
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.82%, 4/19/2030 (a)(b)	2,000,000	1,996,516
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class A, 3.93%, 1/19/2032 (a)(b)	500,000	499,724
NRZ Advance Receivables Trust, Series 2016-T5, Class AT5, 3.33%, 12/15/2051 (a)	4,000,000	4,028,301
Ocwen Master Advance Receivables Trust
Series 2018-T1, Class AT1, 3.30%, 8/15/2049 (a)	1,600,000	1,600,192
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	8,150,000	8,137,449
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	2,251,990	2,298,701
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class AT1, 3.62%, 10/17/2050 (a)	800,000	805,693
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	4,200,000	4,192,097

		38,659,986

Total Asset-Backed Securities (cost $72,838,289)		73,531,319

5

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund (Continued)

Collateralized Mortgage Obligations 6.3%

	Principal Amount	Value

Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 3/25/2037	$307,523	$255,518
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 5.32%, 10/25/2034 (c)	27,256	27,466
Chase Mortgage Finance Corp., Series 2016-SH2, Class M2, 3.75%, 12/25/2045 (a)(b)	6,509,360	6,628,868
CHL Mortgage Pass-Through Trust, Series 2005-15, Class A7, 5.50%, 8/25/2035	84,418	73,734
Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 1/25/2053 (a)(b)	1,285,316	1,293,281
FNMA REMICS
Series 2003-33, Class LB, 5.50%, 5/2/2023	318,216	326,866
Series 2009-42, Class AP, 4.50%, 3/25/2039	95,784	97,505
MASTR Alternative Loan Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/2035	255,712	241,139
New Residential Mortgage Loan Trust
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	1,736,189	1,760,952
Series 2019-1A, Class A1, 4.00%, 9/25/2057 (a)(b)	1,715,452	1,741,812
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	560,000	575,694
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(b)	3,684,550	3,832,197
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	1,776,712	1,834,813
RCO Trust, Series 2018-VFS1, Class A1, 4.27%, 12/26/2053 (a)(b)	1,928,972	1,943,966
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(b)	853,847	854,401
Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(b)	1,669,708	1,708,478

Total Collateralized Mortgage Obligations (cost $23,145,623)		23,196,690

Commercial Mortgage-Backed Securities 6.4%
Aventura Mall Trust
Series 2013-AVM, Class A, 3.87%, 12/5/2032 (a)(b)	590,000	597,165
Series 2018-AVM, Class A, 4.25%, 7/5/2040 (a)(b)	700,000	748,540
BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/2052	1,900,000	1,970,723
BBCMS Mortgage Trust
Series 2016-ETC, Class C, 3.39%, 8/14/2036 (a)	6,300,000	6,048,136
Series 2018-C2, Class A5, 4.31%, 12/15/2051	800,000	865,913

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Benchmark Mortgage Trust, Series 2018-B5, Class A4, 4.21%, 7/15/2051	$700,000	$753,684
BENCHMARK Mortgage Trust
Series 2019-B10, Class A4, 3.72%, 3/15/2062	1,000,000	1,036,604
Series 2019-B10, Class AM, 3.98%, 3/15/2062	700,000	727,340
COMM Mortgage Trust, Series 2014-TWC, Class B, 4.07%, 2/13/2032 (a)(b)	1,000,000	1,000,000
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/2034 (a)	4,980,000	5,014,125
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A4, 4.05%, 3/15/2052	550,000	581,905
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 7/10/2051 (b)	510,000	545,335
Natixis Commercial Mortgage Securities Trust, Series 2019-LVL, Class A, 3.89%, 8/15/2038 (a)	400,000	415,689
UBS Commercial Mortgage Trust
Series 2018-C9, Class A4, 4.12%, 3/15/2051 (b)	860,000	912,482
Series 2018-C10, Class A4, 4.31%, 5/15/2051	720,000	775,349
Series 2019-C16, Class A4, 3.60%, 4/15/2052	1,450,000	1,480,961

Total Commercial Mortgage-Backed Securities (cost $23,926,431)		23,473,951

Corporate Bonds 37.7%
Aerospace & Defense 1.2%
Huntington Ingalls Industries, Inc., 3.48%, 12/1/2027	1,250,000	1,222,263
Lockheed Martin Corp., 3.55%, 1/15/2026	1,250,000	1,283,642
United Technologies Corp., 4.13%, 11/16/2028	2,000,000	2,086,366

		4,592,271

Banks 5.3%
Bank of America Corp., 4.20%, 8/26/2024	1,000,000	1,037,572
Series L, 3.95%, 4/21/2025	1,750,000	1,789,034
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	2,000,000	2,034,547
Citigroup, Inc., 4.45%, 9/29/2027	2,000,000	2,075,632
Citizens Financial Group, Inc., 3.75%, 7/1/2024	1,500,000	1,487,640
4.35%, 8/1/2025	2,000,000	2,048,144
Cooperatieve Rabobank UA, 5.75%, 12/1/2043	600,000	721,638
HSBC Holdings plc, 4.38%, 11/23/2026	1,000,000	1,028,247

6

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
JPMorgan Chase & Co.,
Series I, (ICE LIBOR USD 3 Month + 3.47%), 6.05%, 7/30/2019 (d)(e)	$717,000	$720,276
3.88%, 9/10/2024	500,000	514,536
4.95%, 6/1/2045	1,500,000	1,668,423
UBS Group Funding Switzerland AG, 2.65%, 2/1/2022 (a)	4,500,000	4,457,945

		19,583,634

Beverages 0.5%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026 (a)	1,000,000	1,003,273
4.90%, 2/1/2046 (a)	1,000,000	1,014,722

		2,017,995

Capital Markets 0.6%
FMR LLC, 4.95%, 2/1/2033 (a)	1,000,000	1,138,708
S&P Global, Inc., 4.50%, 5/15/2048	900,000	975,715

		2,114,423

Chemicals 0.4%
Cytec Industries, Inc., 3.95%, 5/1/2025	600,000	584,777
Solvay Finance America LLC, 3.40%, 12/3/2020 (a)	1,000,000	1,005,500

		1,590,277

Commercial Services & Supplies 0.3%
Aramark Services, Inc., 5.00%, 2/1/2028 (a)	1,100,000	1,119,580

Containers & Packaging 0.2%
Ball Corp., 4.88%, 3/15/2026	750,000	777,187

Diversified Financial Services 0.7%
HERO Funding Trust,
Series 2015-3, Class A, 4.28%, 9/20/2041	1,380,459	1,404,893
Shell International Finance BV, 4.38%, 5/11/2045	1,000,000	1,080,144

		2,485,037

Diversified Telecommunication Services 1.9%
AT&T, Inc., 3.40%, 5/15/2025	500,000	502,260
AT&T, Inc., 4.10%, 2/15/2028	1,500,000	1,534,849
4.30%, 2/15/2030	2,081,000	2,131,421
CCO Holdings LLC, 5.75%, 2/15/2026 (a)	600,000	626,700
5.13%, 5/1/2027 (a)	2,000,000	2,030,000

		6,825,230

Electric Utilities 4.3%
Alliant Energy Finance LLC, 4.25%, 6/15/2028 (a)	2,000,000	2,052,395

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Appalachian Power Co., 3.40%, 6/1/2025	$1,000,000	$1,010,843
Entergy Arkansas LLC, 4.00%, 6/1/2028	2,750,000	2,833,113
Eversource Energy, Series O, 4.25%, 4/1/2029	1,000,000	1,069,168
Indiana Michigan Power Co., 3.85%, 5/15/2028	1,250,000	1,301,440
ITC Holdings Corp., 3.65%, 6/15/2024	3,000,000	3,050,310
Jersey Central Power & Light Co., 4.30%, 1/15/2026 (a)	500,000	519,993
Metropolitan Edison Co., 4.30%, 1/15/2029(a)	1,000,000	1,044,495
Public Service Co. of Colorado, 2.90%, 5/15/2025	3,000,000	2,988,123

		15,869,880

Electrical Equipment 0.3%
Eaton Corp., 8.88%, 6/15/2019	1,000,000	1,006,837

Energy Equipment & Services 0.8%
Helmerich & Payne, Inc., 4.65%, 3/15/2025	1,750,000	1,822,518
Transocean, Inc., 8.47%, 12/15/2021 (c)	1,000,000	1,057,500

		2,880,018

Entertainment 0.3%
Walt Disney Co. (The), 3.70%, 10/15/2025 (a)	1,000,000	1,042,980

Equity Real Estate Investment Trusts (REITs) 2.0%
Kite Realty Group LP, 4.00%, 10/1/2026	1,250,000	1,166,923
Liberty Property LP, 3.75%, 4/1/2025	2,000,000	2,020,779
Piedmont Operating Partnership LP, 3.40%, 6/1/2023	1,500,000	1,478,239
4.45%, 3/15/2024	2,500,000	2,562,311

		7,228,252

Food & Staples Retailing 0.2%
CVS Pass-Through Trust, 7.51%, 1/10/2032 (a)	758,006	891,873

Food Products 0.3%
Grupo Bimbo SAB de CV, 3.88%, 6/27/2024 (a)	1,000,000	1,013,009

Health Care Equipment & Supplies 0.2%
Boston Scientific Corp., 4.70%, 3/1/2049	750,000	788,602

Health Care Providers & Services 0.3%
CVS Health Corp., 4.30%, 3/25/2028	1,000,000	1,011,076

7

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Durables 0.9%
Newell Brands, Inc., 5.00%, 11/15/2023	$560,000	$570,805
4.20%, 4/1/2026	3,000,000	2,854,888

		3,425,693

Industrial Conglomerates 0.1%
General Electric Co., 4.65%, 10/17/2021	358,000	370,825

Insurance 2.6%
MassMutual Global Funding II, 3.40%, 3/8/2026 (a)	2,000,000	2,025,699
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (a)	3,000,000	3,064,344
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	3,405,000	3,583,458
Oil Insurance Ltd.,
(ICE LIBOR USD 3 Month + 2.98%), 5.57%, 6/30/2019 (a)(d)(e)	1,000,000	971,570

		9,645,071

Media 0.6%
Charter Communications Operating LLC, 4.91%, 7/23/2025	1,000,000	1,059,706
Comcast Corp., 4.70%, 10/15/2048	1,000,000	1,086,386

		2,146,092

Metals & Mining 0.1%
Compass Minerals International, Inc., 4.88%, 7/15/2024 (a)	500,000	471,250

Multi-Utilities 2.6%
Black Hills Corp., 3.95%, 1/15/2026	1,750,000	1,773,783
3.15%, 1/15/2027	1,000,000	963,959
Dominion Energy, Inc.,
Series A, 4.60%, 3/15/2049	1,000,000	1,042,584
Southern Co. Gas Capital Corp., 3.88%, 11/15/2025	1,250,000	1,271,024
3.25%, 6/15/2026	2,000,000	1,955,502
WEC Energy Group, Inc., 3.55%, 6/15/2025	2,500,000	2,554,236

		9,561,088

Oil, Gas & Consumable Fuels 5.5%
Anadarko Petroleum Corp., 6.60%, 3/15/2046	1,000,000	1,348,740
BP Capital Markets plc, 3.51%, 3/17/2025	2,500,000	2,558,512
Continental Resources, Inc., 4.50%, 4/15/2023	2,103,125	2,173,447
3.80%, 6/1/2024	2,000,000	2,018,290
Enbridge Energy Partners LP, 7.38%, 10/15/2045	625,000	871,205
Energy Transfer Operating LP, 4.20%, 4/15/2027	2,500,000	2,513,819
5.50%, 6/1/2027	1,000,000	1,086,522

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc., 4.30%, 3/1/2028	$500,000	$517,405
5.05%, 2/15/2046	700,000	720,066
MPLX LP, 4.88%, 12/1/2024	1,000,000	1,067,735
Noble Energy, Inc., 3.85%, 1/15/2028	1,000,000	996,483
Petroleos Mexicanos, 6.35%, 2/12/2048	1,391,000	1,231,035
Sabine Pass Liquefaction LLC, 5.63%, 3/1/2025	2,000,000	2,197,560
Williams Cos., Inc. (The), 5.75%, 6/24/2044	1,000,000	1,088,768

		20,389,587

Pharmaceuticals 1.8%
Allergan Funding SCS, 3.85%, 6/15/2024	500,000	507,886
3.80%, 3/15/2025	1,500,000	1,516,379
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/2026	2,000,000	1,946,457
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023	1,500,000	1,364,465
3.15%, 10/1/2026	1,500,000	1,258,487

		6,593,674

Road & Rail 0.6%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/2025	1,000,000	1,008,897
4.15%, 4/1/2045	1,000,000	1,038,830

		2,047,727

Semiconductors & Semiconductor Equipment 1.1%
QUALCOMM, Inc., 2.60%, 1/30/2023	4,000,000	3,969,470

Software 0.8%
Microsoft Corp., 3.30%, 2/6/2027	3,000,000	3,075,405

Technology Hardware, Storage & Peripherals 0.2%
Digital Equipment Corp., 7.75%, 4/1/2023	825,000	925,300

Thrifts & Mortgage Finance 0.4%
BPCE SA, 5.70%, 10/22/2023 (a)	1,500,000	1,608,306

Tobacco 0.6%
Reynolds American, Inc., 4.45%, 6/12/2025	2,000,000	2,063,127

Total Corporate Bonds (cost $137,121,833)		139,130,776

8

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund (Continued)

Mortgage-Backed Securities 14.2%

	Principal Amount	Value

FNMA Pool
Pool# AM7838 3.56%, 2/1/2035	$2,325,325	$2,378,257
Pool# AM9070 3.77%, 8/1/2045	2,995,000	3,007,844
Pool# BC0180 4.00%, 1/1/2046	2,424,255	2,501,469
Pool# BC9003 3.00%, 11/1/2046	325,874	322,510
Pool# AS8483 3.00%, 12/1/2046	263,132	260,415
Pool# MA2863 3.00%, 1/1/2047	2,692,630	2,663,330
Pool# AS8810 3.50%, 2/1/2047	10,434,522	10,555,000
Pool# BM2003 4.00%, 10/1/2047	2,544,173	2,620,629
Pool# BM3355 3.50%, 2/1/2048	7,315,992	7,392,786
Pool# CA2208 4.50%, 8/1/2048	9,314,846	9,729,675
Pool# CA2469 4.00%, 10/1/2048	5,784,790	5,954,535
Pool# BN0906 4.00%, 11/1/2048	4,963,827	5,114,683

Total Mortgage-Backed Securities (cost $52,999,008)		52,501,133

Municipal Bonds 0.4%
California 0.2%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	500,000	682,080

District of Columbia 0.2%
Metropolitan Washington Airports Authority, RB, Series D, 7.46%, 10/1/2046	600,000	887,532

Total Municipal Bonds (cost $1,335,934)		1,569,612

U.S. Treasury Obligations 13.4%
U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026 (f)	25,000,000	26,840,041
U.S. Treasury Notes 1.63%, 10/15/2020 (g)	1,200,000	1,187,907
2.50%, 1/31/2021	2,000,000	2,005,781
2.00%, 10/31/2022	7,000,000	6,940,117
2.25%, 10/31/2024	3,000,000	2,989,336
2.75%, 2/28/2025	3,500,000	3,577,656
2.88%, 5/31/2025	5,500,000	5,659,414

Total U.S. Treasury Obligations (cost $47,975,206)		49,200,252

Total Investments (cost $359,342,324) — 98.4%		362,603,733

Other assets in excess of liabilities — 1.6%		5,975,176

NET ASSETS — 100.0%		$368,578,909

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $123,537,880 which represents 33.52% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(f)	Principal amounts are not adjusted for inflation.

(g)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

CLO	Collateralized Loan Obligations

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

9

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund (Continued)

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	384	6/2019	USD	81,795,000	292,043
U.S. Treasury Long Bond	302	6/2019	USD	44,535,562	434,026

					726,069

Short Contracts
U.S. Treasury 5 Year Note	(592)	6/2019	USD	(68,459,250)	(491,759)
U.S. Treasury 10 Year Note	(79)	6/2019	USD	(9,770,078)	(19,171)

					(510,930)

					215,139

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bond Fund
Assets:
Investment securities, at value (cost $359,342,324)	$362,603,733
Cash	3,966,072
Interest receivable	2,079,856
Receivable for capital shares issued	30,327
Receivable for variation margin on futures contracts	79,021
Reimbursement from investment adviser (Note 3)	22,241
Prepaid expenses	46,122

Total Assets	368,827,372

Liabilities:
Distributions payable	11,387
Payable for capital shares redeemed	18,212
Accrued expenses and other payables:
Investment advisory fees	121,001
Fund administration fees	28,176
Distribution fees	4,492
Administrative servicing fees	3,137
Accounting and transfer agent fees	13,123
Trustee fees	802
Custodian fees	4,494
Compliance program costs (Note 3)	300
Professional fees	22,344
Printing fees	15,915
Other	5,080

Total Liabilities	248,463

Net Assets	$368,578,909

Represented by:
Capital	$373,093,033
Total distributable earnings (loss)	(4,514,124)

Net Assets	$368,578,909

Net Assets:
Class A Shares	$11,274,302
Class C Shares	2,500,322
Class R Shares	256,447
Class R6 Shares	309,424,301
Institutional Service Class Shares	45,123,537

Total	$368,578,909

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,169,248
Class C Shares	258,908
Class R Shares	26,580
Class R6 Shares	32,033,064
Institutional Service Class Shares	4,673,636

Total	38,161,436

11

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.64
Class C Shares (b)	$9.66
Class R Shares	$9.65
Class R6 Shares	$9.66
Institutional Service Class Shares	$9.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.86

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$6,383,008
Income from securities lending (Note 2)	1,895

Total Income	6,384,903

EXPENSES:
Investment advisory fees	738,842
Fund administration fees	83,356
Distribution fees Class A	13,763
Distribution fees Class C	11,857
Distribution fees Class R	613
Administrative servicing fees Class A	1,736
Administrative servicing fees Class C	593
Administrative servicing fees Class R	13
Administrative servicing fees Institutional Service Class	12,955
Registration and filing fees	31,958
Professional fees	28,690
Printing fees	13,284
Trustee fees	6,226
Custodian fees	8,399
Accounting and transfer agent fees	24,367
Compliance program costs (Note 3)	898
Other	6,671

Total expenses before expenses reimbursed	984,221

Expenses reimbursed by adviser (Note 3)	(131,943)

Net Expenses	852,278

NET INVESTMENT INCOME	5,532,625

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,029,181)
Expiration or closing of futures contracts (Note 2)	385,986
Expiration or closing of option contracts written (Note 2)	70,345

Net realized losses	(572,850)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	13,314,268
Futures contracts (Note 2)	2,163,983

Net change in unrealized appreciation/depreciation	15,478,251

Net realized/unrealized gains	14,905,401

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,438,026

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,532,625	$11,763,020
Net realized losses	(572,850)	(891,877)
Net change in unrealized appreciation/depreciation	15,478,251	(17,018,102)

Change in net assets resulting from operations	20,438,026	(6,146,959)

Distributions to Shareholders From:
Distributable earnings:
Class A	(154,721)	(313,462)
Class C	(24,201)	(47,968)
Class R	(3,167)	(8,962)
Class R6	(4,800,374)	(10,193,168)
Institutional Service Class	(655,086)	(1,376,227)

Change in net assets from shareholder distributions	(5,637,549)	(11,939,787)

Change in net assets from capital transactions	(28,164,268)	(6,926,535)

Change in net assets	(13,363,791)	(25,013,281)

Net Assets:
Beginning of period	381,942,700	406,955,981

End of period	$368,578,909	$381,942,700

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,599,707	$1,641,015
Dividends reinvested	145,867	293,413
Cost of shares redeemed	(1,750,404)	(2,581,815)

Total Class A Shares	(4,830)	(647,387)

Class C Shares
Proceeds from shares issued	476,603	288,613
Dividends reinvested	22,672	43,591
Cost of shares redeemed	(228,769)	(1,033,442)

Total Class C Shares	270,506	(701,238)

Class R Shares
Proceeds from shares issued	8,890	27,872
Dividends reinvested	5	1,201
Cost of shares redeemed	(1)	(472,924)

Total Class R Shares	8,894	(443,851)

Class R6 Shares
Proceeds from shares issued	2,487,713	8,018,454
Dividends reinvested	4,800,346	10,193,153
Cost of shares redeemed	(36,256,428)	(18,871,791)

Total Class R6 Shares	(28,968,369)	(660,184)

Institutional Service Class Shares
Proceeds from shares issued	2,653,448	5,689,044
Dividends reinvested	605,217	1,246,333
Cost of shares redeemed	(2,729,134)	(11,409,252)

Total Institutional Service Class Shares	529,531	(4,473,875)

Change in net assets from capital transactions	$(28,164,268)	$(6,926,535)

14

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	170,227	172,545
Reinvested	15,359	31,015
Redeemed	(185,666)	(272,555)

Total Class A Shares	(80)	(68,995)

Class C Shares
Issued	50,623	30,666
Reinvested	2,380	4,595
Redeemed	(24,127)	(109,294)

Total Class C Shares	28,876	(74,033)

Class R Shares
Issued	939	2,930
Reinvested	1	124
Redeemed	–	(49,504)

Total Class R Shares	940	(46,450)

Class R6 Shares
Issued	259,664	850,122
Reinvested	504,662	1,075,624
Redeemed	(3,841,063)	(1,996,237)

Total Class R6 Shares	(3,076,737)	(70,491)

Institutional Service Class Shares
Issued	278,487	600,669
Reinvested	63,617	131,542
Redeemed	(288,287)	(1,204,710)

Total Institutional Service Class Shares	53,817	(472,499)

Total change in shares	(2,993,184)	(732,468)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.27	0.13	0.37	0.50	(0.13)	–	(0.13)	$9.64	5.44%		$11,274,302	0.72%	2.75%	0.79%	12.84%
Year Ended October 31, 2018	$9.70	0.26	(0.43)	(0.17)	(0.26)	–	(0.26)	$9.27	(1.76%	)	$10,834,040	0.74%	2.71%	0.81%	47.75%
Year Ended October 31, 2017	$9.87	0.22	(0.12)	0.10	(0.23)	(0.04)	(0.27)	$9.70	1.02%		$12,010,761	0.74%	2.32%	0.80%	61.91%
Year Ended October 31, 2016	$9.64	0.20	0.24	0.44	(0.21)	–	(0.21)	$9.87	4.59%		$13,183,195	0.74%	2.04%	0.82%	115.77%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.28	0.09	0.39	0.48	(0.10)	–	(0.10)	$9.66	5.15%		$2,500,322	1.49%	1.98%	1.56%	12.84%
Year Ended October 31, 2018	$9.71	0.18	(0.42)	(0.24)	(0.19)	–	(0.19)	$9.28	(2.50%	)	$2,134,485	1.49%	1.95%	1.56%	47.75%
Year Ended October 31, 2017	$9.88	0.15	(0.12)	0.03	(0.16)	(0.04)	(0.20)	$9.71	0.26%		$2,952,903	1.49%	1.56%	1.55%	61.91%
Year Ended October 31, 2016	$9.65	0.12	0.24	0.36	(0.13)	–	(0.13)	$9.88	3.80%		$3,682,079	1.49%	1.28%	1.58%	115.77%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.27	0.12	0.38	0.50	(0.12)	–	(0.12)	$9.65	5.43%		$256,447	0.95%	2.53%	1.02%	12.84%
Year Ended October 31, 2018	$9.71	0.22	(0.43)	(0.21)	(0.23)	–	(0.23)	$9.27	(2.16%	)	$237,702	1.07%	2.34%	1.14%	47.75%
Year Ended October 31, 2017	$9.88	0.19	(0.13)	0.06	(0.19)	(0.04)	(0.23)	$9.71	0.62%		$699,767	1.14%	1.92%	1.20%	61.91%
Year Ended October 31, 2016	$9.65	0.16	0.24	0.40	(0.17)	–	(0.17)	$9.88	4.16%		$370,621	1.14%	1.64%	1.23%	115.77%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.28	0.14	0.39	0.53	(0.15)	–	(0.15)	$9.66	5.69%		$309,424,301	0.44%	3.03%	0.51%	12.84%
Year Ended October 31, 2018	$9.72	0.29	(0.44)	(0.15)	(0.29)	–	(0.29)	$9.28	(1.57%	)	$325,877,471	0.44%	3.01%	0.51%	47.75%
Year Ended October 31, 2017	$9.89	0.25	(0.12)	0.13	(0.26)	(0.04)	(0.30)	$9.72	1.32%		$341,836,155	0.44%	2.61%	0.50%	61.91%
Year Ended October 31, 2016	$9.66	0.23	0.24	0.47	(0.24)	–	(0.24)	$9.89	4.89%		$495,791,755	0.44%	2.32%	0.52%	115.77%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.28	0.14	0.37	0.51	(0.14)	–	(0.14)	$9.65	5.55%		$45,123,537	0.50%	2.98%	0.57%	12.84%
Year Ended October 31, 2018	$9.71	0.28	(0.43)	(0.15)	(0.28)	–	(0.28)	$9.28	(1.53%	)	$42,859,002	0.50%	2.95%	0.57%	47.75%
Year Ended October 31, 2017	$9.88	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	$9.71	1.26%		$49,456,395	0.50%	2.55%	0.56%	61.91%
Year Ended October 31, 2016	$9.65	0.22	0.24	0.46	(0.23)	–	(0.23)	$9.88	4.84%		$53,144,578	0.49%	2.28%	0.57%	115.77%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

16

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation1

Corporate Bonds	45.9%
Mortgage-Backed Securities	29.0%
U.S. Treasury Obligations	18.8%
Commercial Mortgage-Backed Securities	1.8%
Asset-Backed Securities	1.3%
Collateralized Mortgage Obligations	1.2%
Preferred Stocks	0.9%
Repurchase Agreements	0.3%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	6.5%
Banks	3.1%
Specialty Retail	2.6%
Capital Markets	2.6%
Insurance	2.4%
Hotels, Restaurants & Leisure	1.9%
Road & Rail	1.6%
Chemicals	1.5%
Consumer Finance	1.4%
Technology Hardware, Storage & Peripherals	1.3%
Other Industries#	75.1%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.00%, 12/31/2021	2.3%
U.S. Treasury Notes, 2.00%, 8/31/2021	1.7%
U.S. Treasury Notes, 1.38%, 8/31/2020	1.5%
U.S. Treasury Notes, 2.50%, 2/28/2026	1.5%
FHLMC, 4.00%, 2/1/2039	1.4%
U.S. Treasury Notes, 2.88%, 5/15/2028	1.3%
U.S. Treasury Notes, 2.38%, 12/31/2020	1.3%
U.S. Treasury Notes, 2.00%, 10/31/2022	1.2%
U.S. Treasury Notes, 2.38%, 5/15/2027	1.2%
FHLMC, 3.50%, 4/1/2046	1.2%
Other Holdings#	85.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

17

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,050.00	4.22	0.83
	Hypothetical	(a)(b)	1,000.00	1,020.68	4.16	0.83
Class R6 Shares	Actual	(a)	1,000.00	1,051.80	2.44	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.41	2.41	0.48
Institutional Service Class Shares	Actual	(a)	1,000.00	1,051.20	3.00	0.59
	Hypothetical	(a)(b)	1,000.00	1,021.87	2.96	0.59

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

18

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund

Asset-Backed Securities 1.3%

	Principal Amount	Value

Airlines 0.1%
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	$914,352	$904,937

Other 1.2%
Diamond CLO Ltd., Series 2019-1A, Class A1, 4.22%, 4/25/2029 (a)(b)	9,000,000	9,000,000
SBA Tower Trust, 3.87%, 10/8/2024 (b)	5,000,000	5,079,652

		14,079,652

Total Asset-Backed Securities (cost $14,840,562)		14,984,589

Collateralized Mortgage Obligations 1.2%
FHLMC REMICS
Series 4039, Class ME, 2.00%, 12/15/2040	743,104	727,124
Series 4026, Class WJ, 2.75%, 8/15/2041	2,445,701	2,450,505
JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.00%, 10/26/2048 (a)(b)	11,324,124	11,281,675

Total Collateralized Mortgage Obligations (cost $14,545,415)		14,459,304

Commercial Mortgage-Backed Securities 1.8%
GNMA REMICS, Series 2019-34, Class AL, 3.15%, 5/16/2059	11,664,693	11,641,728
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4, 3.72%, 12/15/2048	8,500,000	8,812,379

Total Commercial Mortgage-Backed Securities (cost $20,361,181)		20,454,107

Corporate Bonds 45.9%
Aerospace & Defense 0.9%
DynCorp International, Inc., 11.88%, 11/30/2020 (c)	127,832	128,790
Rockwell Collins, Inc., 3.20%, 3/15/2024	5,000,000	5,003,431
4.35%, 4/15/2047	5,600,000	5,569,667

		10,701,888

Air Freight & Logistics 0.9%
FedEx Corp., 4.05%, 2/15/2048	6,910,000	6,164,748
United Parcel Service of America, Inc., 8.38%, 4/1/2020	2,500,000	2,627,529
XPO Logistics, Inc., 6.13%, 9/1/2023 (b)	1,190,000	1,215,288

		10,007,565

Corporate Bonds (continued)

	Principal Amount	Value

Auto Components 0.8%
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	$2,056,000	$2,104,542
Cooper Tire & Rubber Co., 8.00%, 12/15/2019	1,550,000	1,594,950
Icahn Enterprises LP, 6.00%, 8/1/2020	4,830,000	4,866,225
Lear Corp., 3.80%, 9/15/2027	1,036,000	1,008,632

		9,574,349

Banks 3.1%
Citigroup, Inc., 5.38%, 8/9/2020	860,000	887,742
3.70%, 1/12/2026	2,253,000	2,294,896
ING Groep NV, 4.10%, 10/2/2023	6,000,000	6,195,590
JPMorgan Chase & Co., 3.20%, 6/15/2026	8,000,000	7,949,095
Landwirtschaftliche Rentenbank, 3.13%, 11/14/2023	10,400,000	10,735,996
National Westminster Bank plc, Series C, (ICE LIBOR USD 3 Month + 0.25%), 2.88%, 5/28/2019 (d)(e)	130,000	103,025
People’s United Financial, Inc., 3.65%, 12/6/2022	3,740,000	3,808,189
Royal Bank of Canada, 2.50%, 1/19/2021	4,000,000	3,994,703

		35,969,236

Biotechnology 1.0%
Amgen, Inc., 5.15%, 11/15/2041	3,875,000	4,161,492
5.38%, 5/15/2043	1,320,000	1,428,921
Biogen, Inc., 5.20%, 9/15/2045	5,650,000	6,017,441

		11,607,854

Building Products 0.1%
BMC East LLC, 5.50%, 10/1/2024 (b)	1,172,000	1,174,930

Capital Markets 2.6%
Apollo Management Holdings LP, 4.87%, 2/15/2029 (b)	5,000,000	5,219,320
BlackRock, Inc., 3.25%, 4/30/2029	4,625,000	4,642,400
FMR LLC, 7.57%, 6/15/2029 (b)	1,000,000	1,338,515
4.95%, 2/1/2033 (b)	5,150,000	5,864,348
Morgan Stanley, 3.13%, 7/27/2026	3,658,000	3,562,904
7.25%, 4/1/2032	5,600,000	7,510,735
MSCI, Inc., 5.25%, 11/15/2024 (b)	2,000,000	2,060,000

		30,198,222

19

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals 1.5%
Blue Cube Spinco LLC, 9.75%, 10/15/2023	$2,765,000	$3,089,887
Chemours Co. (The), 7.00%, 5/15/2025	525,000	555,188
Chevron Phillips Chemical Co. LLC, 3.40%, 12/1/2026 (b)	6,865,000	6,893,116
Cornerstone Chemical Co., 6.75%, 8/15/2024 (b)	1,000,000	972,500
FXI Holdings, Inc., 7.88%, 11/1/2024 (b)	6,500,000	6,126,250

		17,636,941

Commercial Services & Supplies 1.1%
Cimpress NV, 7.00%, 6/15/2026 (b)	5,000,000	4,938,000
Harland Clarke Holdings Corp., 8.38%, 8/15/2022 (b)	150,000	133,125
ILFC E-Capital Trust I, + 1.55%, 14.50% Cap), 4.57%, 12/21/2065 (b)(e)	3,000,000	2,252,700
Pitney Bowes, Inc., 4.38%, 5/15/2022 (f)	5,000,000	4,906,250
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (b)	1,017,000	1,071,867

		13,301,942

Communications Equipment 0.0%†
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)	130,000	132,034

Construction & Engineering 0.0%†
Michael Baker International LLC, 8.75%, 3/1/2023 (b)	85,000	86,063
Tutor Perini Corp., 6.88%, 5/1/2025 (b)	60,000	60,075

		146,138

Consumer Finance 1.4%
American Express Co., 3.00%, 10/30/2024	3,877,000	3,875,062
Capital One Financial Corp., 3.20%, 1/30/2023	8,000,000	8,023,978
Credit Acceptance Corp., 7.38%, 3/15/2023	60,000	62,175
Enova International, Inc., 8.50%, 9/1/2024 (b)	40,000	38,400
Ford Motor Credit Co. LLC, 5.60%, 1/7/2022	4,000,000	4,181,062
SquareTwo Financial Corp., 0.00%, 5/24/2019^¥ (g)	132,417	0

		16,180,677

Containers & Packaging 0.5%
International Paper Co., 5.00%, 9/15/2035	5,400,000	5,627,012

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Consumer Services 0.1%
Service Corp. International, 5.38%, 5/15/2024	$1,099,000	$1,127,970

Diversified Financial Services 0.5%
Block Financial LLC, 5.25%, 10/1/2025	5,610,000	5,918,419

Diversified Telecommunication Services 0.1%
CCO Holdings LLC, 5.13%, 2/15/2023	1,350,000	1,371,937
5.88%, 4/1/2024 (b)	200,000	208,942

		1,580,879

Electric Utilities 1.1%
Duke Energy Florida LLC, 3.80%, 7/15/2028	3,650,000	3,811,555
Entergy Arkansas LLC, 4.20%, 4/1/2049	4,550,000	4,730,756
Kansas City Power & Light Co., 4.20%, 3/15/2048	2,760,000	2,848,089
MidAmerican Energy Co., 4.25%, 7/15/2049	1,000,000	1,067,206

		12,457,606

Electronic Equipment, Instruments & Components 1.0%
Corning, Inc., 7.25%, 8/15/2036	9,932,000	11,722,222

Energy Equipment & Services 0.6%
Bristow Group, Inc., 8.75%, 3/1/2023 (b)(h)	3,500,000	2,940,000
McDermott Technology Americas, Inc., 10.63%, 5/1/2024 (b)	4,000,000	3,612,600
Transocean Phoenix 2 Ltd., 7.75%, 10/15/2024 (b)	45,000	47,475

		6,600,075

Equity Real Estate Investment Trusts (REITs) 0.4%
Crown Castle International Corp., 5.20%, 2/15/2049	2,000,000	2,130,896
Public Storage, 3.39%, 5/1/2029	2,750,000	2,761,256

		4,892,152

Food & Staples Retailing 0.6%
Sysco Corp., 4.85%, 10/1/2045	3,000,000	3,210,462
4.45%, 3/15/2048	3,500,000	3,549,655

		6,760,117

Food Products 0.4%
Tyson Foods, Inc., 5.10%, 9/28/2048	4,500,000	4,685,016

Health Care Equipment & Supplies 0.0%†
Hill-Rom Holdings, Inc., 5.75%, 9/1/2023 (b)	75,000	77,812

20

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 1.0%
Anthem, Inc., 5.10%, 1/15/2044	$4,680,000	$5,005,163
HCA, Inc., 4.50%, 2/15/2027	6,135,000	6,297,029

		11,302,192

Hotels, Restaurants & Leisure 1.9%
Hyatt Hotels Corp., 4.38%, 9/15/2028	3,500,000	3,578,646
Jacobs Entertainment, Inc., 7.88%, 2/1/2024 (b)	65,000	69,875
McDonald’s Corp., 4.60%, 5/26/2045	3,000,000	3,123,326
4.88%, 12/9/2045	5,000,000	5,395,308
Royal Caribbean Cruises Ltd., 7.50%, 10/15/2027	1,973,000	2,395,442
Wyndham Destinations, Inc., 6.35%, 10/1/2025 (f)	7,272,000	7,726,500

		22,289,097

Household Durables 0.2%
M/I Homes, Inc., 5.63%, 8/1/2025	75,000	73,594
NVR, Inc., 3.95%, 9/15/2022	1,994,000	2,044,282
Shea Homes LP, 5.88%, 4/1/2023 (b)	45,000	45,000
6.13%, 4/1/2025 (b)	10,000	9,825

		2,172,701

Household Products 0.3%
Central Garden & Pet Co., 6.13%, 11/15/2023	3,694,000	3,860,230

Independent Power and Renewable Electricity Producers 0.0%†
Vistra Energy Corp.,
7.38%, 11/1/2022	131,000	135,488
8.00%, 1/15/2025 (b)	125,000	132,813
8.13%, 1/30/2026 (b)	100,000	109,000

		377,301

Industrial Conglomerates 0.9%
General Electric Co., (ICE LIBOR USD 3 Month + 1.00%), 3.61%, 3/15/2023 (e)	10,000,000	9,821,621
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 2/21/2048	1,000,000	973,834

		10,795,455

Insurance 1.9%
Brighthouse Financial, Inc., 3.70%, 6/22/2027	3,000,000	2,773,773
Fidelity National Financial, Inc., 4.50%, 8/15/2028 (b)	4,500,000	4,569,741
Markel Corp., 4.30%, 11/1/2047	1,516,000	1,367,987
Navigators Group, Inc. (The), 5.75%, 10/15/2023	5,000,000	5,335,440

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Sompo International Holdings Ltd., 4.70%, 10/15/2022	$4,052,000	$4,156,442
Torchmark Corp., 7.88%, 5/15/2023	2,975,000	3,456,948

		21,660,331

Interactive Media & Services 0.1%
Tencent Holdings Ltd., 3.60%, 1/19/2028 (b)	1,000,000	985,063

Internet & Direct Marketing Retail 0.4%
eBay, Inc., 3.60%, 6/5/2027	4,420,000	4,365,392

Machinery 0.8%
BCD Acquisition, Inc., 9.63%, 9/15/2023 (b)	5,372,000	5,707,750
Meritor, Inc., 6.25%, 2/15/2024	1,890,000	1,947,891
SPX FLOW, Inc., 5.63%, 8/15/2024 (b)	125,000	127,812
Wabtec Corp., (ICE LIBOR USD 3 Month + 1.30%), 3.91%, 9/15/2021 (e)	2,000,000	2,000,985

		9,784,438

Media 0.7%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	4,050,000	4,959,242
Comcast Cable Holdings LLC, 9.88%, 6/15/2022	1,165,000	1,400,647
Omnicom Group, Inc., 3.60%, 4/15/2026	1,601,000	1,597,661
Sirius XM Radio, Inc., 5.38%, 4/15/2025 (b)	125,000	128,125

		8,085,675

Metals & Mining 0.4%
Alcoa Nederland Holding BV, 6.75%, 9/30/2024 (b)	20,000	21,150
Allegheny Technologies, Inc., 5.95%, 1/15/2021	5,000,000	5,100,000

		5,121,150

Multiline Retail 0.4%
Dillard’s, Inc., 7.75%, 7/15/2026	4,595,000	5,021,603

Multi-Utilities 0.4%
Dominion Energy, Inc., Series B, 2.75%, 1/15/2022	4,200,000	4,182,257

Oil, Gas & Consumable Fuels 6.5%
Boardwalk Pipelines LP,
4.95%, 12/15/2024	4,500,000	4,711,569
4.80%, 5/3/2029	1,000,000	999,130
BP Capital Markets America, Inc., 3.41%, 2/11/2026	3,500,000	3,564,609

21

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
CITGO Petroleum Corp., 6.25%, 8/15/2022(b)	$4,000,000	$3,990,000
Delek Logistics Partners LP, 6.75%, 5/15/2025	65,000	65,000
Eni SpA, Series X-R, 4.00%, 9/12/2023(b)	5,000,000	5,125,502
Enviva Partners LP, 8.50%, 11/1/2021	10,650,000	11,076,000
HollyFrontier Corp., 5.88%, 4/1/2026	11,300,000	12,100,588
ONEOK Partners LP, 6.85%, 10/15/2037	3,793,000	4,463,806
PBF Holding Co. LLC,
7.00%, 11/15/2023	5,390,000	5,544,962
7.25%, 6/15/2025	3,000,000	3,090,000
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/2045	4,500,000	4,458,027
Tengizchevroil Finance Co. International Ltd., 4.00%, 8/15/2026 (b)	3,000,000	2,988,204
TransCanada PipeLines Ltd., 6.20%, 10/15/2037	5,815,000	6,905,623
Valero Energy Corp.,
8.75%, 6/15/2030	2,500,000	3,435,765
7.50%, 4/15/2032	2,641,000	3,441,377

		75,960,162

Paper & Forest Products 0.5%
Boise Cascade Co., 5.63%, 9/1/2024 (b)	75,000	75,000
Louisiana-Pacific Corp., 4.88%, 9/15/2024	6,200,000	6,246,500

		6,321,500

Pharmaceuticals 0.7%
Merck & Co., Inc., 3.88%, 1/15/2021	5,005,000	5,100,464
Pfizer, Inc., 3.60%, 9/15/2028	3,070,000	3,176,788

		8,277,252

Real Estate Management & Development 0.5%
Hunt Cos., Inc., 6.25%, 2/15/2026 (b)	4,650,000	4,371,000
Ohana Military Communities LLC, 5.78%, 10/1/2036 (b)	1,000,000	1,179,724

		5,550,724

Road & Rail 1.6%
Ashtead Capital, Inc., 5.63%, 10/1/2024 (b)	3,500,000	3,626,875
Burlington Northern Santa Fe LLC, 4.90%, 4/1/2044	7,050,000	8,038,925
SMBC Aviation Capital Finance DAC, 3.00%, 7/15/2022 (b)	7,500,000	7,428,556

		19,094,356

Corporate Bonds (continued)

	Principal Amount	Value

Semiconductors & Semiconductor Equipment 0.6%
Broadcom Corp., 3.50%, 1/15/2028	$7,100,000	$6,543,786

Software 0.3%
Citrix Systems, Inc., 4.50%, 12/1/2027	4,000,000	4,000,792

Specialty Retail 2.6%
Advance Auto Parts, Inc., 4.50%, 12/1/2023	4,085,000	4,284,599
Best Buy Co., Inc., 4.45%, 10/1/2028	4,250,000	4,334,401
Foot Locker, Inc., 8.50%, 1/15/2022	8,415,000	9,298,575
L Brands, Inc.,
6.69%, 1/15/2027	1,800,000	1,759,500
6.95%, 3/1/2033	5,800,000	4,915,500
Rent-A-Center, Inc., 6.63%, 11/15/2020	6,015,000	6,033,045

		30,625,620

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc., 2.85%, 5/11/2024	4,501,000	4,512,507
Dell International LLC,
6.02%, 6/15/2026 (b)	75,000	81,260
8.10%, 7/15/2036 (b)	5,941,000	7,160,317
Seagate HDD Cayman, 4.25%, 3/1/2022	3,000,000	3,025,102

		14,779,186

Textiles, Apparel & Luxury Goods 1.1%
Michael Kors USA, Inc., 4.00%, 11/1/2024 (b)	7,000,000	6,982,618
Tapestry, Inc., 4.13%, 7/15/2027	5,820,000	5,639,709

		12,622,327

Thrifts & Mortgage Finance 0.0%†
Provident Funding Associates LP, 6.38%, 6/15/2025 (b)	155,000	144,925

Tobacco 0.5%
Altria Group, Inc., 4.50%, 5/2/2043	3,860,000	3,520,932
Vector Group Ltd., 6.13%, 2/1/2025 (b)	3,000,000	2,692,500

		6,213,432

Trading Companies & Distributors 1.1%
Air Lease Corp., 3.25%, 3/1/2025	7,200,000	6,991,319
Beacon Roofing Supply, Inc.,
6.38%, 10/1/2023	60,000	62,400
4.88%, 11/1/2025 (b)	2,000,000	1,924,400
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/2022 (b)	4,000,000	4,110,000

		13,088,119

22

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Wireless Telecommunication Services 0.5%
Crown Castle Towers LLC, 4.24%, 7/15/2028 (b)	$5,000,000	$5,208,277
Sprint Corp.,
7.25%, 9/15/2021	75,000	78,563
7.88%, 9/15/2023	250,000	260,425

		5,547,265

Total Corporate Bonds (cost $534,284,063)		536,853,387

Mortgage-Backed Securities 29.0%
FHLMC Gold Pool
Pool# J14732 4.00%, 3/1/2026	33	34
Pool# C91768 3.50%, 7/1/2034	5,994,890	6,143,730
Pool# G30692 3.50%, 8/1/2034	7,107,230	7,283,593
Pool# G30782 3.50%, 2/1/2035	2,213,003	2,267,965
Pool# C91846 3.00%, 9/1/2035	2,105,539	2,115,289
Pool# C91859 3.50%, 12/1/2035	2,214,718	2,257,440
Pool# C91868 3.50%, 4/1/2036	5,444,793	5,549,809
Pool# C92036 4.00%, 2/1/2039	15,208,620	15,765,569
Pool# A95406 4.00%, 12/1/2040	1,086,602	1,125,454
Pool# Q06025 4.00%, 2/1/2042	1,495,525	1,558,240
Pool# Q10392 3.50%, 8/1/2042	3,307,579	3,366,397
Pool# G08541 3.50%, 8/1/2043	4,787,112	4,869,636
Pool# G08554 3.50%, 10/1/2043	2,742,525	2,789,311
Pool# G08588 4.00%, 5/1/2044	2,390,478	2,469,451
Pool# C09071 4.00%, 2/1/2045	4,132,142	4,259,386
Pool# G08702 3.50%, 4/1/2046	13,401,567	13,580,426
Pool# G08721 3.00%, 9/1/2046	8,034,298	7,952,184
Pool# G08726 3.00%, 10/1/2046	11,765,793	11,645,541
Pool# Q44665 3.00%, 11/1/2046	7,278,131	7,203,746
Pool# Q46283 4.00%, 2/1/2047	7,449,511	7,666,721
Pool# G08758 4.00%, 4/1/2047	11,653,312	12,004,662
Pool# G08761 3.50%, 5/1/2047	10,528,827	10,658,504
Pool# Q50035 3.50%, 8/1/2047	13,308,661	13,466,363

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08779 3.50%, 9/1/2047	$10,969,920	$11,102,208
Pool# G08793 4.00%, 12/1/2047	11,053,969	11,386,413
FNMA Pool
Pool# MA0848 3.50%, 9/1/2026	3,828,969	3,910,536
Pool# AL4235 3.50%, 1/1/2027	4,616,891	4,715,243
Pool# AL4180 3.50%, 9/1/2028	2,207,636	2,254,664
Pool# MA2124 3.00%, 12/1/2029	1,123,614	1,129,983
Pool# MA3313 3.50%, 3/1/2033	7,306,848	7,462,503
Pool# MA3340 3.50%, 4/1/2033	7,700,037	7,864,068
Pool# AL6591 3.00%, 9/1/2033	5,382,443	5,386,822
Pool# MA1608 3.50%, 10/1/2033	6,779,380	6,942,162
Pool# MA2610 3.00%, 5/1/2036	9,061,567	9,068,976
Pool# AE0311 3.50%, 8/1/2040	5,630,679	5,717,424
Pool# AB1845 4.00%, 11/1/2040	6,180,650	6,397,055
Pool# AH0315 4.00%, 12/1/2040	8,630,973	8,933,049
Pool# AJ9278 3.50%, 12/1/2041	6,145,725	6,249,958
Pool# AW8165 4.00%, 1/1/2042	4,515,270	4,673,193
Pool# AJ8414 4.00%, 2/1/2042	3,429,944	3,550,040
Pool# AB4696 4.00%, 3/1/2042	2,102,613	2,189,206
Pool# AU2592 3.50%, 8/1/2043	3,301,510	3,357,464
Pool# AX4312 3.50%, 2/1/2045	3,142,140	3,182,797
Pool# AZ7353 3.50%, 11/1/2045	5,131,890	5,198,293
Pool# AS6408 3.50%, 1/1/2046	7,879,700	7,981,660
Pool# AL8289 2.42%, 4/1/2046 (a)	10,884,227	10,946,685
Pool# AS8583 3.50%, 1/1/2047	13,369,433	13,502,183
Pool# MA3058 4.00%, 7/1/2047	10,128,665	10,445,280
Pool# MA3088 4.00%, 8/1/2047	4,173,332	4,303,789
Pool# CA1191 3.50%, 11/1/2047	9,488,763	9,585,102
Pool# BM3280 4.50%, 11/1/2047	7,063,576	7,432,671
Pool# BN4180 4.00%, 12/1/2048	8,853,603	9,098,240

Total Mortgage-Backed Securities (cost $341,653,788)		339,967,118

23

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

U.S. Treasury Obligations 18.8%

	Principal Amount	Value

U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2022 (i)	$11,000,000	$11,322,633
0.38%, 7/15/2027 (i)	5,000,000	5,117,677
U.S. Treasury Notes
1.50%, 5/31/2020	7,500,000	7,428,809
2.63%, 8/15/2020	10,000,000	10,035,547
1.38%, 8/31/2020	17,500,000	17,275,098
2.38%, 12/31/2020	15,000,000	15,015,234
2.00%, 8/31/2021	20,000,000	19,882,812
2.00%, 12/31/2021	26,620,000	26,460,904
2.38%, 3/15/2022	5,915,000	5,939,261
2.00%, 10/31/2022	14,395,000	14,271,855
2.75%, 2/15/2024	12,500,000	12,761,719
2.75%, 2/28/2025	10,000,000	10,221,875
3.00%, 9/30/2025	7,500,000	7,776,855
2.50%, 2/28/2026	17,140,000	17,257,168
2.00%, 11/15/2026	10,865,000	10,546,265
2.38%, 5/15/2027	14,000,000	13,926,719
2.88%, 5/15/2028	14,915,000	15,378,181

Total U.S. Treasury Obligations (cost $220,585,393)		220,618,612

Preferred Stocks 0.9%

	Shares

Consumer Finance 0.0%†
SquareTwo Financial Corp., 0.00%*^¥ (g)(j)	355	0

Insurance 0.5%
Enstar Group Ltd., 7.00%, 3/1/2024 (j)	140,000	3,620,400
Maiden Holdings North America Ltd., 7.75%, 12/1/2043 (j)	75,000	1,530,000
PartnerRe Ltd., 7.25%, 4/29/2021 (j)	31,383	838,554

		5,988,954

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Two Harbors Investment Corp., (ICE LIBOR USD 3 Month + 5.35%), 7.63%, 7/27/2027 (e)(j)	180,000	4,514,400

Thrifts & Mortgage Finance 0.0%†
FHLMC, (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.38%, 12/31/2022* (e)(h)(j)	35,000	382,550

Total Preferred Stocks (cost $11,567,325)		10,885,904

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0% †
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (k)(l)	191,061	$191,061

Total Short-Term Investment (cost $191,061)		191,061

Repurchase Agreements 0.3%

	Principal Amount

BNP Paribas Securities Corp. 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $2,792,188, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $2,849,839. (l)(m)	$2,791,979	2,791,979
Royal Bank of Canada 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $409,734, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $417,897. (l)(m)	409,703	409,703

Total Repurchase Agreements (cost $3,201,682)		3,201,682

Total Investments (cost $1,161,230,470) — 99.2%		1,161,615,764

Other assets in excess of liabilities — 0.8%		9,210,018

NET ASSETS — 100.0%		$1,170,825,782

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $140,819,999 which represents 12.03% of net assets.

24

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the blend rate.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $3,289,325, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $191,061 and $3,201,682, respectively, a total value of $3,392,743.

(i)	Principal amounts are not adjusted for inflation.

(j)

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2019.

(k)	Represents 7-day effective yield as of April 30, 2019.

(l)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $3,392,743.

(m)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,158,028,788)	$1,158,414,082
Repurchase agreements, at value (cost $3,201,682)	3,201,682
Cash	23,404,587
Interest receivable	9,117,155
Security lending income receivable	2,169
Receivable for investments sold	6,138,348
Receivable for capital shares issued	504,028
Prepaid expenses	45,496

Total Assets	1,200,827,547

Liabilities:
Payable for investments purchased	24,767,496
Distributions payable	24,178
Payable for capital shares redeemed	1,269,674
Payable upon return of securities loaned (Note 2)	3,392,743
Accrued expenses and other payables:
Investment advisory fees	400,071
Fund administration fees	51,619
Distribution fees	4,632
Administrative servicing fees	16,077
Accounting and transfer agent fees	5,694
Trustee fees	2,528
Custodian fees	12,647
Compliance program costs (Note 3)	947
Professional fees	29,906
Printing fees	15,564
Other	7,989

Total Liabilities	30,001,765

Net Assets	$1,170,825,782

Represented by:
Capital	$1,197,364,184
Total distributable earnings (loss)	(26,538,402)

Net Assets	$1,170,825,782

Net Assets:
Class A Shares	$22,470,356
Class R6 Shares	1,126,813,596
Institutional Service Class Shares	21,541,830

Total	$1,170,825,782

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,231,389
Class R6 Shares	111,828,001
Institutional Service Class Shares	2,137,036

Total	116,196,426

26

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.07
Class R6 Shares	$10.08
Institutional Service Class Shares	$10.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.52

Maximum Sales Charge:
Class A Shares	4.25%

*	Includes value of securities on loan of $3,289,325 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$21,682,936
Dividend income	340,713
Income from securities lending (Note 2)	18,872
Foreign tax withholding	(488)

Total Income	22,042,033

EXPENSES:
Investment advisory fees	2,467,104
Fund administration fees	184,070
Distribution fees Class A	26,288
Administrative servicing fees Class A	10,678
Administrative servicing fees Institutional Service Class	10,990
Registration and filing fees	26,301
Professional fees	43,397
Printing fees	13,182
Trustee fees	19,292
Custodian fees	25,922
Accounting and transfer agent fees	12,119
Compliance program costs (Note 3)	2,780
Other	10,404

Total expenses before fees waived	2,852,527

Investment advisory fees voluntarily waived (Note 3)	(62,155)

Net Expenses	2,790,372

NET INVESTMENT INCOME	19,251,661

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(1,548,980)
Net change in unrealized appreciation/depreciation in the value of investment securities	40,253,929

Net realized/unrealized gains	38,704,949

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,956,610

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$19,251,661	$39,123,394
Net realized losses	(1,548,980)	(13,046,204)
Net change in unrealized appreciation/depreciation	40,253,929	(47,079,063)

Change in net assets resulting from operations	57,956,610	(21,001,873)

Distributions to Shareholders From:
Distributable earnings:
Class A	(329,452)	(622,784)
Class R6	(19,144,639)	(39,418,897)
Institutional Service Class	(330,888)	(520,467)

Change in net assets from shareholder distributions	(19,804,979)	(40,562,148)

Change in net assets from capital transactions	(54,321,965)	37,527,963

Change in net assets	(16,170,334)	(24,036,058)

Net Assets:
Beginning of period	1,186,996,116	1,211,032,174

End of period	$1,170,825,782	$1,186,996,116

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,348,553	$2,487,184
Proceeds from shares issued from merger (Note 10)	–	20,590,932
Dividends reinvested	320,476	602,126
Cost of shares redeemed	(3,098,993)	(7,265,749)

Total Class A Shares	1,570,036	16,414,493

Class R6 Shares
Proceeds from shares issued	49,520,445	61,641,165
Proceeds from shares issued from merger (Note 10)	–	3,865,760
Dividends reinvested	19,021,914	39,190,332
Cost of shares redeemed	(127,527,623)	(89,172,614)

Total Class R6 Shares	(58,985,264)	15,524,643

Institutional Service Class Shares
Proceeds from shares issued	7,760,332	18,180,846
Proceeds from shares issued from merger (Note 10)	–	536,380
Dividends reinvested	319,816	492,124
Cost of shares redeemed	(4,986,885)	(13,620,523)

Total Institutional Service Class Shares	3,093,263	5,588,827

Change in net assets from capital transactions	$(54,321,965)	$37,527,963

29

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	442,344	247,726
Issued in merger (Note 10)	–	2,014,341
Reinvested	32,341	60,435
Redeemed	(314,952)	(725,951)

Total Class A Shares	159,733	1,596,551

Class R6 Shares
Issued	4,964,500	6,152,678
Issued in merger (Note 10)	–	377,939
Reinvested	1,919,594	3,926,794
Redeemed	(12,967,197)	(8,943,652)

Total Class R6 Shares	(6,083,103)	1,513,759

Institutional Service Class Shares
Issued	786,855	1,818,413
Issued in merger (Note 10)	–	52,421
Reinvested	32,239	49,326
Redeemed	(504,797)	(1,367,289)

Total Institutional Service Class Shares	314,297	552,871

Total change in shares	(5,609,073)	3,663,181

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.74	0.15	0.33	0.48	(0.15)	–	(0.15)	$10.07	5.00%		$22,470,356	0.83%	3.04%	0.84%	55.18%
Year Ended October 31, 2018	$10.24	0.29	(0.49)	(0.20)	(0.30)	–	(0.30)	$9.74	(2.01%	)	$20,176,256	0.86%	2.86%	0.86%	77.41%
Year Ended October 31, 2017	$10.36	0.27	(0.08)	0.19	(0.29)	(0.02)	(0.31)	$10.24	1.80%		$4,867,137	0.86%	2.60%	0.86%	90.67%
Year Ended October 31, 2016	$10.19	0.27	0.20	0.47	(0.30)	–	(0.30)	$10.36	4.67%		$4,432,115	0.86%	2.60%	0.86%	91.19%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%

Class R6 Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$9.75	0.17	0.33	0.50	(0.17)	–	(0.17)	$10.08	5.18%		$1,126,813,596	0.48%	3.38%	0.49%	55.18%
Year Ended October 31, 2018	$10.25	0.32	(0.49)	(0.17)	(0.33)	–	(0.33)	$9.75	(1.65%	)	$1,149,050,660	0.49%	3.22%	0.49%	77.41%
Year Ended October 31, 2017	$10.37	0.30	(0.08)	0.22	(0.32)	(0.02)	(0.34)	$10.25	2.18%		$1,193,143,756	0.49%	2.96%	0.49%	90.67%
Year Ended October 31, 2016	$10.20	0.30	0.21	0.51	(0.34)	–	(0.34)	$10.37	5.05%		$1,035,970,447	0.49%	2.96%	0.49%	91.19%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.75	0.16	0.33	0.49	(0.16)	–	(0.16)	$10.08	5.12%		$21,541,830	0.59%	3.26%	0.60%	55.18%
Year Ended October 31, 2018	$10.25	0.31	(0.49)	(0.18)	(0.32)	–	(0.32)	$9.75	(1.76%	)	$17,769,200	0.60%	3.09%	0.60%	77.41%
Year Ended October 31, 2017	$10.37	0.29	(0.08)	0.21	(0.31)	(0.02)	(0.33)	$10.25	2.07%		$13,021,281	0.59%	2.83%	0.59%	90.67%
Year Ended October 31, 2016	$10.20	0.29	0.21	0.50	(0.33)	–	(0.33)	$10.37	4.95%		$6,722,061	0.59%	2.85%	0.59%	91.19%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

31

Fund Overview	Nationwide Government Money Market Fund

Asset Allocation1

Repurchase Agreements	46.3%
U.S. Government Agency Securities	44.2%
U.S. Treasury Obligations	9.2%
Investment Companies	0.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.53%, 1/31/2021	2.6%
FHLB, 2.39%, 9/9/2019	1.8%
U.S. Treasury Notes, 2.46%, 10/31/2020	1.3%
FHLB, 2.38%, 7/19/2019	1.3%
FHLB, 2.32%, 7/22/2019	1.2%
FHLB, 2.32%, 7/29/2019	1.1%
FHLMC Discount Notes, 2.48%, 9/3/2019	1.1%
U.S. Treasury Notes, 1.50%, 10/31/2019	1.1%
FHLB, 2.44%, 5/3/2019	1.0%
FHLB, 2.35%, 6/4/2019	1.0%
Other Holdings#	86.5%
100.0%

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

32

Shareholder Expense Example	Nationwide Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Money Market Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class R6 Shares	Actual	(a)	1,000.00	1,009.70	2.29	0.46
	Hypothetical	(a)(b)	1,000.00	1,022.51	2.31	0.46
Investor Shares	Actual	(a)	1,000.00	1,009.50	2.54	0.51
	Hypothetical	(a)(b)	1,000.00	1,022.27	2.56	0.51
Service Class Shares	Actual	(a)	1,000.00	1,008.30	3.73	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.08	3.76	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

33

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund

U.S. Government Agency Securities 44.2%

	Principal Amount	Value

FFCB
(ICE LIBOR USD 1 Month - 0.09%), 2.42%, 5/1/2019 (a)	$3,250,000	$3,250,000
(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 5/15/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.03%), 2.46%, 6/24/2019 (a)	2,400,000	2,399,991
(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 7/29/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.41%, 9/26/2019 (a)	2,750,000	2,750,000
(ICE LIBOR USD 1 Month - 0.08%), 2.39%, 11/13/2019 (a)	1,250,000	1,249,966
(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 12/4/2019 (a)	2,000,000	1,999,969
(ICE LIBOR USD 1 Month - 0.08%), 2.40%, 1/27/2020 (a)	1,500,000	1,499,955
(ICE LIBOR USD 1 Month - 0.07%), 2.42%, 2/12/2020 (a)	1,250,000	1,249,879
(ICE LIBOR USD 1 Month - 0.02%), 2.46%, 4/8/2020 (a)	1,400,000	1,400,000
(ICE LIBOR USD 1 Month - 0.03%), 2.44%, 4/9/2020 (a)	500,000	500,000
(ICE LIBOR USD 1 Month + 0.00%), 2.47%, 4/14/2020 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month + 0.01%), 2.48%, 9/4/2020 (a)	2,500,000	2,499,916
(ICE LIBOR USD 1 Month + 0.00%), 2.47%, 11/13/2020 (a)	2,500,000	2,500,000
(ICE LIBOR USD 1 Month + 0.01%), 2.48%, 11/27/2020 (a)	1,250,000	1,249,951
(US Federal Funds Effective Rate (continuous series) + 0.13%), 2.58%, 3/8/2021 (a)	1,000,000	999,909
(SOFR + 0.12%), 2.60%, 3/18/2021 (a)	1,500,000	1,500,000
FFCB Discount Notes
2.60%, 8/23/2019	1,500,000	1,487,745
2.63%, 11/4/2019	400,000	394,598
2.71%, 12/9/2019	1,000,000	983,535
2.44%, 12/10/2019	2,750,000	2,709,116
FHLB
(ICE LIBOR USD 1 Month - 0.05%), 2.44%, 5/3/2019 (a)	5,500,000	5,500,000
(ICE LIBOR USD 1 Month - 0.14%), 2.34%, 5/9/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 3 Month - 0.28%), 2.42%, 5/10/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 3 Month - 0.19%), 2.51%, 5/10/2019 (a)	750,000	750,000
2.50%, 5/20/2019	4,500,000	4,499,935
(ICE LIBOR USD 1 Month - 0.13%), 2.36%, 5/21/2019 (a)	2,500,000	2,500,000
2.50%, 5/23/2019	1,500,000	1,499,957
(ICE LIBOR USD 3 Month - 0.16%), 2.49%, 5/24/2019 (a)	1,500,000	1,500,014
(ICE LIBOR USD 3 Month - 0.16%), 2.47%, 5/28/2019 (a)	3,250,000	3,249,938
(ICE LIBOR USD 1 Month - 0.13%), 2.35%, 6/4/2019 (a)	5,400,000	5,400,000

U.S. Government Agency Securities (continued)

	Principal Amount	Value

(ICE LIBOR USD 1 Month - 0.12%), 2.36%, 6/4/2019 (a)	$4,000,000	$4,000,000
2.43%, 6/11/2019	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.13%), 2.35%, 6/14/2019 (a)	3,000,000	3,000,000
1.13%, 6/21/2019	2,250,000	2,245,739
(SOFR + 0.04%), 2.52%, 6/21/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.43%, 6/28/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.30%, 7/3/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.30%, 7/5/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.30%), 2.28%, 7/10/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.31%, 7/16/2019 (a)	2,200,000	2,200,000
(ICE LIBOR USD 3 Month - 0.26%), 2.34%, 7/16/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.13%), 2.35%, 7/16/2019 (a)	2,200,000	2,200,000
(SOFR + 0.02%), 2.50%, 7/17/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month - 0.11%), 2.38%, 7/19/2019 (a)	6,900,000	6,900,000
(ICE LIBOR USD 3 Month - 0.28%), 2.32%, 7/22/2019 (a)	6,700,000	6,700,000
(ICE LIBOR USD 3 Month - 0.27%), 2.32%, 7/29/2019 (a)	6,000,000	6,000,000
(ICE LIBOR USD 3 Month - 0.28%), 2.46%, 8/7/2019 (a)	4,600,000	4,600,000
2.42%, 8/19/2019	2,000,000	1,999,701
(SOFR + 0.02%), 2.50%, 8/27/2019 (a)	2,250,000	2,250,000
(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 9/9/2019 (a)	10,000,000	10,000,000
(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 9/11/2019 (a)	1,950,000	1,950,000
(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 9/18/2019 (a)	3,500,000	3,500,000
(SOFR + 0.03%), 2.51%, 9/20/2019 (a)	2,500,000	2,500,000
(ICE LIBOR USD 1 Month - 0.08%), 2.40%, 9/26/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 10/18/2019 (a)	1,300,000	1,300,000
(ICE LIBOR USD 1 Month - 0.10%), 2.39%, 11/21/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.04%), 2.44%, 11/27/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.43%, 12/4/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.05%), 2.43%, 12/5/2019 (a)	2,000,000	2,000,000
(SOFR + 0.03%), 2.51%, 12/6/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 3 Month - 0.14%), 2.49%, 12/19/2019 (a)	1,500,000	1,500,000
2.55%, 12/19/2019	1,200,000	1,200,102
(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 12/20/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.14%), 2.47%, 12/26/2019 (a)	850,000	850,263

(ICE LIBOR USD 1 Month - 0.05%), 2.42%, 1/17/2020 (a)	3,000,000	3,000,000

34

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

(ICE LIBOR USD 3 Month - 0.15%), 2.44%, 1/22/2020 (a)	$1,250,000	$1,250,000
(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 3/12/2020 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.44%, 3/19/2020 (a)	2,000,000	2,000,000
(SOFR + 0.07%), 2.55%, 3/27/2020 (a)	3,000,000	3,000,000
2.58%, 3/30/2020	3,000,000	3,000,000
(ICE LIBOR USD 1 Month - 0.03%), 2.46%, 4/20/2020 (a)	2,000,000	2,000,000
(SOFR + 0.11%), 2.59%, 10/1/2020 (a)	1,250,000	1,250,000
FHLB Discount Notes
2.45%, 5/3/2019	1,500,000	1,499,796
2.44%, 5/17/2019	3,000,000	2,996,747
2.44%, 6/7/2019	2,000,000	1,995,005
2.45%, 7/5/2019	2,500,000	2,488,986
2.42%, 7/26/2019	2,500,000	2,485,619
2.43%, 8/15/2019	2,000,000	1,985,808
2.48%, 10/8/2019	4,000,000	3,956,355
2.47%, 10/15/2019	3,500,000	3,460,384
2.44%, 10/24/2019	750,000	741,163
FHLMC
0.88%, 7/19/2019	1,100,000	1,095,803
2.46%, 4/8/2020	3,000,000	3,000,000
2.52%, 4/15/2020	2,000,000	2,000,000
FHLMC Discount Notes,
2.48%, 9/3/2019	6,000,000	5,948,750
FNMA
(SOFR + 0.12%), 2.60%, 7/30/2019 (a)	2,250,000	2,250,000
1.00%, 8/28/2019	2,500,000	2,487,776
1.00%, 10/24/2019	2,000,000	1,985,194
1.40%, 11/25/2019	3,000,000	2,980,589
(SOFR + 0.16%), 2.64%, 1/30/2020 (a)	1,400,000	1,400,000
(SOFR + 0.08%), 2.56%, 10/30/2020 (a)	1,500,000	1,500,000

Total U.S. Government Agency Securities (cost $239,678,154)		239,678,154

U.S. Treasury Obligations 9.2%
U.S. Treasury Bills
2.42%, 10/17/2019	3,500,000	3,460,731
2.52%, 2/27/2020	3,250,000	3,182,768
U.S. Treasury Notes
3.63%, 8/15/2019	5,300,000	5,315,971
1.50%, 10/31/2019	5,750,000	5,719,164
3.38%, 11/15/2019	4,500,000	4,520,395
1.50%, 11/30/2019	500,000	496,985
1.88%, 12/31/2019	1,250,000	1,244,568
1.25%, 1/31/2020	500,000	495,195
1.38%, 3/31/2020	1,000,000	989,321
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 4/30/2020 (a)	1,500,000	1,500,119
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 7/31/2020 (a)	2,000,000	1,998,567

U.S. Treasury Obligations (continued)

	Principal Amount	Value

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 10/31/2020 (a)	$7,250,000	$7,245,056
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 1/31/2021 (a)	14,000,000	13,990,868

Total U.S. Treasury Obligations (cost $50,159,708)		50,159,708

Investment Companies 0.4%

	Shares

Asset Management 0.4%
Federated Government Obligations Fund, Premier Shares, 2.35% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 2.33% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 46.3%

	Principal Amount

ABN Amro Bank NV, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $50,003,847, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 4/23/2020 - 1/1/2049; total market value $51,324,625. (d)	$50,000,000	50,000,000
Barclays Capital, Inc., 2.45%, dated 4/18/2019, due 5/17/2019, repurchase price $30,059,208, collateralized by U.S. Government Treasury Securities, ranging from 2.50% - 2.75%, maturing 5/31/2023 - 2/15/2045; total market value $30,659,653. (c)(d)	30,000,000	30,000,000
BNP Paribas SA, 2.50%, dated 3/27/2019, due 6/25/2019, repurchase price $20,125,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 3/1/2025 - 3/20/2049; total market value $20,526,364. (c)(d)	20,000,000	20,000,000

BNP Paribas SA, 2.49%, dated 3/11/2019, due 5/10/2019, repurchase price $15,062,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.50%, maturing 5/15/2019 - 3/1/2049; total market value $15,362,738. (c)(d)	15,000,000	15,000,000

35

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

BNP Paribas SA, 2.48%, dated 4/29/2019, due 7/29/2019, repurchase price $5,031,344, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.38%, maturing 5/23/2019 - 11/15/2048; total market value $5,131,593. (c)(d)	$5,000,000	$5,000,000
ING Financial Markets LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $48,003,693, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 7.00%, maturing 6/1/2019 - 6/1/2057; total market value $48,963,767. (d)	48,000,000	48,000,000
Natixis Financial Products LLC, 2.47%, dated 4/2/2019, due 7/2/2019, repurchase price $13,081,167, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 6/6/2019 - 3/20/2049; total market value $13,469,648. (c)(d)	13,000,000	13,000,000
Natixis Financial Products LLC, 2.47%, dated 4/17/2019, due 7/17/2019, repurchase price $15,093,654, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.38%, maturing 8/15/2019 - 5/15/2046; total market value $15,394,373. (c)(d)	15,000,000	15,000,000
Natixis Financial Products LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $25,001,924, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.13%, maturing 5/31/2019 - 3/20/2049; total market value $25,667,080. (d)	25,000,000	25,000,000
Wells Fargo Securities LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $30,002,308, collateralized by U.S. Government Agency Securities, ranging from 2.26% - 4.54%, maturing 10/25/2020 - 4/25/2051; total market value $30,902,378. (d)	30,000,000	30,000,000

Total Repurchase Agreements (cost $251,000,000)		251,000,000

Total Investments (cost $542,837,862) — 100.1%		542,837,862

Liabilities in excess of other assets — (0.1)%		(763,459)

NET ASSETS — 100.0%		$542,074,403

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date represents the actual maturity date.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

36

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund
Assets:
Investment securities, at value (cost $291,837,862)	$291,837,862
Repurchase agreements, at value (cost $251,000,000)	251,000,000
Cash	3,057,944
Interest and dividends receivable	731,738
Receivable for investments sold	12,000,000
Receivable for capital shares issued	78,640
Reimbursement from investment adviser (Note 3)	25
Prepaid expenses	42,463

Total Assets	558,748,672

Liabilities:
Payable for investments purchased	15,000,000
Distributions payable	6,790
Payable for capital shares redeemed	1,228,880
Accrued expenses and other payables:
Investment advisory fees	135,188
Fund administration fees	30,242
Distribution fees	233
Administrative servicing fees	51,102
Accounting and transfer agent fees	116,478
Trustee fees	1,142
Custodian fees	16,183
Compliance program costs (Note 3)	406
Professional fees	15,487
Printing fees	59,414
Other	12,724

Total Liabilities	16,674,269

Net Assets	$542,074,403

Represented by:
Capital	$542,080,023
Total distributable earnings (loss)	(5,620)

Net Assets	$542,074,403

Net Assets:
Class R6 Shares	$222,078,329
Investor Shares	318,111,405
Service Class Shares	1,884,669

Total	$542,074,403

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	222,081,693
Investor Shares	318,114,145
Service Class Shares	1,884,693

Total	542,080,531

37

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class R6 Shares	$1.00
Investor Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

38

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Government Money Market Fund
INVESTMENT INCOME:
Interest income	$6,718,399
Dividend income	22,349

Total Income	6,740,748

EXPENSES:
Investment advisory fees	834,658
Fund administration fees	101,197
Distribution fees Service Class	1,466
Administrative servicing fees Investor	80,038
Administrative servicing fees Service Class	1,465
Registration and filing fees	25,044
Professional fees	22,887
Printing fees	39,960
Trustee fees	9,426
Custodian fees	9,005
Accounting and transfer agent fees	243,761
Compliance program costs (Note 3)	1,379
Other	8,006

Total expenses before earnings credit and expenses reimbursed	1,378,292

Earnings credit (Note 4)	(1,858)
Expenses reimbursed by adviser (Note 3)	(141)

Net Expenses	1,376,293

NET INVESTMENT INCOME	5,364,455

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,364,455

The accompanying notes are an integral part of these financial statements.

39

Statements of Changes in Net Assets

	Nationwide Government Money Market Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,364,455	$6,438,986
Net realized gains	–	102

Change in net assets resulting from operations	5,364,455	6,439,088

Distributions to Shareholders From:
Distributable earnings:
Class R6	(2,316,497)	(2,892,478)
Investor	(3,031,630)	(3,534,247)
Service Class	(16,326)	(18,230)

Change in net assets from shareholder distributions	(5,364,453)	(6,444,955)

Change in net assets from capital transactions	(14,365,368)	(68,804,126)

Change in net assets	(14,365,366)	(68,809,993)

Net Assets:
Beginning of period	556,439,769	625,249,762

End of period	$542,074,403	$556,439,769

CAPITAL TRANSACTIONS:
Class R6 Shares
Proceeds from shares issued	$47,632,094	$80,613,044
Dividends reinvested	2,316,229	2,892,023
Cost of shares redeemed	(66,902,018)	(135,482,535)

Total Class R6 Shares	(16,953,695)	(51,977,468)

Investor Shares
Proceeds from shares issued	64,705,520	102,241,177
Dividends reinvested	3,001,768	3,507,054
Cost of shares redeemed	(65,136,191)	(122,310,747)

Total Investor Shares	2,571,097	(16,562,516)

Service Class Shares
Proceeds from shares issued	468,586	328,679
Dividends reinvested	16,326	18,186
Cost of shares redeemed	(467,682)	(611,007)

Total Service Class Shares	17,230	(264,142)

Change in net assets from capital transactions	$(14,365,368)	$(68,804,126)

SHARE TRANSACTIONS:
Class R6 Shares
Issued	47,632,094	80,613,046
Reinvested	2,316,229	2,892,024
Redeemed	(66,902,018)	(135,482,535)

Total Class R6 Shares	(16,953,695)	(51,977,465)

40

Statements of Changes in Net Assets (Continued)

	Nationwide Government Money Market Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS: (continued)
Investor Shares
Issued	64,705,521	102,241,177
Reinvested	3,001,762	3,506,988
Redeemed	(65,136,192)	(122,310,747)

Total Investor Shares	2,571,091	(16,562,582)

Service Class Shares
Issued	468,587	328,680
Reinvested	16,326	18,186
Redeemed	(467,682)	(611,007)

Total Service Class Shares	17,231	(264,141)

Total change in shares	(14,365,373)	(68,804,188)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

41

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Money Market Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)
Class R6 Shares (e)
Six Months Ended April 30, 2019 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.97%		$222,078,329	0.47%	1.96%	0.47%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.21%		$239,032,023	0.48%	1.18%	0.48%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.34%		$291,012,172	0.46%	0.32%	0.47%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.04%		$406,423,512	0.47%	0.04%	0.51%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$676,093,457	0.18%	–	0.48%

Investor Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.95%		$318,111,405	0.52%	1.91%	0.52%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.13%		$315,540,308	0.57%	1.11%	0.57%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.23%		$332,105,990	0.57%	0.22%	0.62%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$375,742,483	0.51%	–	0.66%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$501,801,083	0.18%	–	0.63%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.83%		$1,884,669	0.75%	1.67%	0.77%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.94%		$1,867,438	0.75%	0.92%	0.78%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.14%		$2,131,600	0.66%	0.12%	0.77%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$2,699,641	0.51%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$3,448,070	0.18%	–	0.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

(g)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

42

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation1

U.S. Treasury Obligations	87.7%
U.S. Government Agency Securities	4.7%
Asset-Backed Security	2.8%
Mortgage-Backed Securities	1.2%
Collateralized Mortgage Obligations	1.1%
Corporate Bond	0.9%
Foreign Government Security	0.8%
Futures Contracts†	0.0%
Other assets in excess of liabilities	0.8%
100.0%

Top Holdings2

U.S. Treasury Inflation Linked Bonds, 2.13%, 2/15/2041	7.6%
U.S. Treasury Inflation Linked Bonds, 2.38%, 1/15/2025	7.3%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2024	6.3%
U.S. Treasury Inflation Linked Bonds, 0.63%, 2/15/2043	5.8%
U.S. Treasury Inflation Linked Notes, 0.63%, 7/15/2021	5.6%
U.S. Treasury Inflation Linked Notes, 0.38%, 7/15/2025	5.6%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	5.0%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2021	4.8%
U.S. Treasury Inflation Linked Notes, 0.38%, 1/15/2027	4.6%
U.S. Treasury Inflation Linked Bonds, 3.63%, 4/15/2028	4.3%
Other Holdings	43.1%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

43

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,043.70	2.89	0.57
	Hypothetical	(a)(b)	1,000.00	1,021.97	2.86	0.57
Class R6 Shares	Actual	(a)	1,000.00	1,044.70	1.52	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.31	1.51	0.30
Institutional Service Class Shares	Actual	(a)	1,000.00	1,043.50	2.13	0.42
	Hypothetical	(a)(b)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

44

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Inflation-Protected Securities Fund

Asset-Backed Security 2.8%

	Principal Amount	Value

Other 2.8%
CCG Receivables Trust, Series 2019-1, Class A2, 2.80%, 9/14/2026(a)	$6,353,324	$6,357,048

Total Asset-Backed Security (cost $6,352,618)		6,357,048

Collateralized Mortgage Obligations 1.1%
FHLMC REMICS
Series 1684, Class I, 6.50%, 3/15/2024	144,747	159,376
Series 2296, Class H, 6.50%, 3/15/2031	16	16
FNMA REMICS
Series 1990-7, Class B, 8.50%, 1/25/2020	626	632
Series 1993-16, Class Z, 7.50%, 2/25/2023	8,575	8,991
Series 1993-226, Class PK, 6.00%, 12/25/2023	69,537	73,165
Series 1998-73, Class MZ, 6.30%, 10/17/2038	157,597	158,209
Series 2013-59, Class MX, 2.50%, 9/25/2042	2,096,501	2,074,568

Total Collateralized Mortgage Obligations (cost $2,509,244)		2,474,957

Corporate Bond 0.9%
Diversified Financial Services 0.9%
Private Export Funding Corp.,
Series HH, 1.45%, 8/15/2019	2,000,000	1,993,497

Total Corporate Bond (cost $2,000,641)		1,993,497

Foreign Government Security 0.8%
UNITED STATES 0.8%
Ukraine Government AID Bond, 1.47%, 9/29/2021	2,000,000	1,957,776

Total Foreign Government Security (cost $2,000,000)		1,957,776

Mortgage-Backed Securities 1.2%
FNMA Pool
Pool# 874982 6.81%, 11/1/2025	1,477,784	1,645,349
Pool# 773298 4.91%, 4/1/2035 (b)	621,762	647,207
Pool# 745769 4.43%, 7/1/2036 (b)	440,669	459,655
Pool# 813605 4.57%, 7/1/2036 (b)	126,500	131,146

Total Mortgage-Backed Securities (cost $2,718,868)		2,883,357

U.S. Government Agency Securities 4.7%

	Principal Amount	Value

FFCB, 2.43%, 9/13/2027	$3,000,000	$2,924,683
FHLB 5.37%, 9/9/2024	2,615,000	2,998,260
3.00%, 3/12/2027	2,000,000	2,026,351
Tennessee Valley Authority, 2.25%, 3/15/2020	3,000,000	2,994,018

Total U.S. Government Agency Securities (cost $12,070,839)		10,943,312

U.S. Treasury Obligations 87.7%
U.S. Treasury Inflation Linked Bonds 2.38%, 1/15/2025 (c)	11,300,000	16,804,382
1.75%, 1/15/2028 (c)	4,800,000	6,383,781
3.63%, 4/15/2028 (c)	5,000,000	9,894,366
2.50%, 1/15/2029 (c)	4,750,000	6,611,981
3.88%, 4/15/2029 (c)	3,300,000	6,686,810
2.13%, 2/15/2041 (c)	12,050,000	17,354,390
0.75%, 2/15/2042 (c)	7,600,000	8,223,505
0.63%, 2/15/2043 (c)	13,050,000	13,392,816
0.88%, 2/15/2047 (c)	5,000,000	5,136,001
U.S. Treasury Inflation Linked Notes 1.38%, 1/15/2020 (c)	2,700,000	3,179,905
0.13%, 4/15/2020 (c)	7,800,000	8,376,315
0.13%, 4/15/2021 (c)	10,500,000	11,110,663
0.63%, 7/15/2021 (c)	11,300,000	12,780,046
0.13%, 1/15/2022 (c)(d)	6,000,000	6,647,334
0.13%, 7/15/2022 (c)	10,550,000	11,542,528
0.13%, 7/15/2024 (c)	13,650,000	14,380,666
0.25%, 1/15/2025 (c)	5,000,000	5,279,994
0.38%, 7/15/2025 (c)	12,000,000	12,775,662
0.13%, 7/15/2026 (c)	6,000,000	6,180,691
0.38%, 1/15/2027 (c)	10,250,000	10,611,726
0.38%, 7/15/2027 (c)	9,250,000	9,467,703

Total U.S. Treasury Obligations (cost $205,558,250)		202,821,265

Total Investments (cost $233,210,460) — 99.2%		229,431,212

Other assets in excess of liabilities — 0.8%		1,849,159

NET ASSETS — 100.0%		$231,280,371

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $6,357,048 which represents 2.75% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

45

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Inflation-Protected Securities Fund (Continued)

(c)	Principal amounts are not adjusted for inflation.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 10 Year Ultra Note	92	6/2019	USD	12,123,875	143,515
U.S. Treasury Ultra Bond	40	6/2019	USD	6,571,250	103,335

					246,850

Short Contracts
U.S. Treasury 5 Year Note	(67)	6/2019	USD	(7,747,922)	(19,453)
U.S. Treasury Long Bond	(155)	6/2019	USD	(22,857,656)	(223,887)

					(243,340)

					3,510

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

46

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Inflation-Protected Securities Fund
Assets:
Investment securities, at value (cost $233,210,460)	$229,431,212
Cash	1,870,808
Interest receivable	478,535
Receivable for capital shares issued	12,927
Reimbursement from investment adviser (Note 3)	15,276
Prepaid expenses	24,469

Total Assets	231,833,227

Liabilities:
Payable for capital shares redeemed	385,731
Payable for variation margin on futures contracts	33,156
Accrued expenses and other payables:
Investment advisory fees	47,596
Fund administration fees	24,454
Distribution fees	2,255
Administrative servicing fees	5,616
Accounting and transfer agent fees	7,219
Trustee fees	509
Custodian fees	2,540
Compliance program costs (Note 3)	191
Professional fees	15,710
Printing fees	19,188
Other	8,691

Total Liabilities	552,856

Net Assets	$231,280,371

Represented by:
Capital	$241,069,932
Total distributable earnings (loss)	(9,789,561)

Net Assets	$231,280,371

Net Assets:
Class A Shares	$11,013,142
Class R6 Shares	197,196,678
Institutional Service Class Shares	23,070,551

Total	$231,280,371

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,132,992
Class R6 Shares	20,110,667
Institutional Service Class Shares	2,356,190

Total	23,599,849

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.72
Class R6 Shares	$9.81
Institutional Service Class Shares	$9.79

47

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Inflation-Protected Securities Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.94

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

48

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$1,159,636

Total Income	1,159,636

EXPENSES:
Investment advisory fees	289,522
Fund administration fees	66,061
Distribution fees Class A	13,775
Administrative servicing fees Class A	6,149
Administrative servicing fees Institutional Service Class	13,873
Registration and filing fees	24,224
Professional fees	18,281
Printing fees	12,081
Trustee fees	3,920
Custodian fees	5,319
Accounting and transfer agent fees	13,715
Compliance program costs (Note 3)	565
Other	5,711

Total expenses before expenses reimbursed	473,196

Expenses reimbursed by adviser (Note 3)	(95,763)

Net Expenses	377,433

NET INVESTMENT INCOME	782,203

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(295,626)
Expiration or closing of futures contracts (Note 2)	(318,044)

Net realized losses	(613,670)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	10,149,901
Futures contracts (Note 2)	(177,425)

Net change in unrealized appreciation/depreciation	9,972,476

Net realized/unrealized gains	9,358,806

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,141,009

The accompanying notes are an integral part of these financial statements.

49

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$782,203	$6,113,423
Net realized gains (losses)	(613,670)	548,445
Net change in unrealized appreciation/depreciation	9,972,476	(10,142,369)

Change in net assets resulting from operations	10,141,009	(3,480,501)

Distributions to Shareholders From:
Distributable earnings:
Class A	(79,312)	(204,230)
Class R6	(1,495,705)	(3,942,283)
Institutional Service Class	(169,857)	(447,339)

Change in net assets from shareholder distributions	(1,744,874)	(4,593,852)

Change in net assets from capital transactions	(17,307,595)	34,080,809

Change in net assets	(8,911,460)	26,006,456

Net Assets:
Beginning of period	240,191,831	214,185,375

End of period	$231,280,371	$240,191,831

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,619,881	$2,962,339
Proceeds from shares issued from merger (Note 10)	–	11,352,285
Dividends reinvested	74,569	192,493
Cost of shares redeemed	(2,412,310)	(3,652,338)

Total Class A Shares	(717,860)	10,854,779

Class R6 Shares
Proceeds from shares issued	5,750,768	14,807,018
Dividends reinvested	1,495,705	3,942,283
Cost of shares redeemed	(22,493,951)	(19,629,885)

Total Class R6 Shares	(15,247,478)	(880,584)

Institutional Service Class Shares
Proceeds from shares issued	481,171	1,443,907
Proceeds from shares issued from merger (Note 10)	–	26,329,980
Dividends reinvested	154,906	405,398
Cost of shares redeemed	(1,978,334)	(4,072,671)

Total Institutional Service Class Shares	(1,342,257)	24,106,614

Change in net assets from capital transactions	$(17,307,595)	$34,080,809

50

Statements of Changes in Net Assets (Continued)

	Nationwide Inflation-Protected Securities Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	170,831	306,728
Issued in merger (Note 10)	–	1,163,688
Reinvested	7,941	19,996
Redeemed	(254,462)	(379,707)

Total Class A Shares	(75,690)	1,110,705

Class R6 Shares
Issued	594,584	1,531,951
Reinvested	157,941	406,843
Redeemed	(2,352,042)	(2,018,191)

Total Class R6 Shares	(1,599,517)	(79,397)

Institutional Service Class Shares
Issued	50,238	149,313
Issued in merger (Note 10)	–	2,681,887
Reinvested	16,375	41,843
Redeemed	(206,504)	(420,887)

Total Institutional Service Class Shares	(139,891)	2,452,156

Total change in shares	(1,815,098)	3,483,464

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

51

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.38	0.02	0.39	0.41	(0.07)	(0.07)	$9.72	4.37%		$11,013,142	0.57%	0.41%		0.74%	2.73%
Year Ended October 31, 2018	$9.70	0.19	(0.35)	(0.16)	(0.16)	(0.16)	$9.38	(1.69%	)	$11,342,122	0.58%	1.98%		0.75%	13.69%
Year Ended October 31, 2017	$9.86	0.13	(0.19)	(0.06)	(0.10)	(0.10)	$9.70	(0.59%	)	$950,316	0.62%	1.29%		0.71%	32.57%
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	–	–	$9.86	5.34%		$1,139,444	0.58%	1.95%		0.67%	–
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	–	–	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%

Class R6 Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$9.46	0.03	0.39	0.42	(0.07)	(0.07)	$9.81	4.47%		$197,196,678	0.30%	0.70%		0.38%	2.73%
Year Ended October 31, 2018	$9.77	0.25	(0.38)	(0.13)	(0.18)	(0.18)	$9.46	(1.35%	)	$205,271,276	0.30%	2.55%		0.38%	13.69%
Year Ended October 31, 2017	$9.92	0.16	(0.19)	(0.03)	(0.12)	(0.12)	$9.77	(0.26%	)	$212,806,407	0.30%	1.67%		0.39%	32.57%
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	–	–	$9.92	5.64%		$145,280,035	0.30%	0.39%		0.38%	–
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.45	0.03	0.38	0.41	(0.07)	(0.07)	$9.79	4.35%		$23,070,551	0.42%	0.57%		0.50%	2.73%
Year Ended October 31, 2018	$9.76	0.21	(0.35)	(0.14)	(0.17)	(0.17)	$9.45	(1.45%	)	$23,578,433	0.42%	2.13%		0.50%	13.69%
Period Ended October 31, 2017 (h)	$9.72	0.18	(0.03)	0.15	(0.11)	(0.11)	$9.76	1.58%		$428,652	0.49%	2.02%		0.58%	32.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

52

Fund Overview	Nationwide Loomis Core Bond Fund

Asset Allocation1

Corporate Bonds	43.0%
Collateralized Mortgage Obligations	18.5%
U.S. Treasury Obligations	9.9%
Asset-Backed Securities	9.4%
Mortgage-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	7.4%
Short-Term Investments	1.8%
Foreign Government Security	0.3%
Futures Contracts†	(0.0)%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries2

Banks	13.0%
Consumer Finance	2.7%
Insurance	2.0%
Oil, Gas & Consumable Fuels	1.8%
Capital Markets	1.8%
Health Care Providers & Services	1.4%
Diversified Financial Services	1.3%
Road & Rail	1.2%
Food & Staples Retailing	1.0%
Machinery	1.0%
Other Industries	72.8%
100.0%

Top Holdings2

FNMA, 2.73%, 11/25/2032	4.9%
U.S. Treasury Bonds, 3.00%, 2/15/2049	4.1%
U.S. Treasury Notes, 2.63%, 2/15/2029	3.2%
GNMA, 2.88%, 10/20/2068	3.0%
GNMA, 2.83%, 4/20/2069	2.0%
UBS-Barclays Commercial Mortgage Trust, 3.18%, 3/10/2046	1.6%
FNMA, 3.00%, 12/25/2034	1.5%
FNMA, 3.00%, 8/1/2043	1.3%
FNMA, 3.00%, 2/1/2048	1.3%
FNMA, 3.00%, 12/1/2047	1.3%
Other Holdings	75.8%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

53

Shareholder Expense Example	Nationwide Loomis Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019 Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Core Bond Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,056.40	4.69	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.23	4.61	0.92
Class C Shares	Actual	(a)	1,000.00	1,053.60	6.82	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.15	6.71	1.34
Class R6 Shares	Actual	(a)	1,000.00	1,057.50	2.55	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.32	2.51	0.50
Institutional Service Class Shares	Actual	(a)	1,000.00	1,056.10	3.82	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.08	3.76	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

54

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund

Asset-Backed Securities 9.4%

	Principal Amount	Value

Airlines 0.3%
Continental Airlines Pass-Through Trust, Series 2010-1, Class A, 4.75%, 1/12/2021	$1,319,747	$1,348,191

Automobiles 6.0%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	122,090	122,242
Americredit Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, 11/20/2023	665,000	669,507
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A, 3.45%, 3/20/2023 (a)	280,000	283,406
Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	750,000	748,495
Series 2019-2A, Class A, 3.35%, 9/22/2025 (a)	2,030,000	2,044,072
CPS Auto Receivables Trust
Series 2018-D, Class B, 3.61%, 11/15/2022 (a)	1,145,000	1,156,727
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	235,000	234,375
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	1,295,000	1,306,890
Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, 2/15/2022	453,704	453,741
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	1,385,000	1,396,805
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	1,175,000	1,184,761
Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	540,000	544,330
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	800,000	799,158
Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	1,220,000	1,222,843
Flagship Credit Auto Trust
Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	1,550,000	1,565,040
Series 2018-4, Class B, 3.88%, 10/16/2023 (a)	380,000	387,360
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/2031 (a)	1,900,000	1,897,112
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	730,000	730,101
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	650,000	658,042
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	1,060,000	1,065,294
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	845,000	859,968

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
Santander Drive Auto Receivables Trust
Series 2018-1, Class B, 2.63%, 7/15/2022	$1,235,000	$1,233,954
Series 2018-2, Class B, 3.03%, 9/15/2022	1,430,000	1,433,192
Series 2018-5, Class C, 3.81%, 12/16/2024	340,000	345,219
Westlake Automobile Receivables Trust
Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	1,505,000	1,502,132
Series 2019-1A, Class B, 3.26%, 10/17/2022 (a)	485,000	486,957

		24,331,723

Other 2.7%
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	1,710,000	1,702,795
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	3,585,000	3,605,710
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, 9/5/2048 (a)	1,507,425	1,558,738
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	1,209,062	1,214,676
Sofi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	755,000	756,833
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	2,210,000	2,221,278

		11,060,030

Student Loan 0.4%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	875,064	898,551
Sofi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.95%, 2/25/2042 (a)	700,000	698,358

		1,596,909

Total Asset-Backed Securities (cost $38,055,258)		38,336,853

Collateralized Mortgage Obligations 18.5%
Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 3.73%, 3/25/2047^¥ (a)(b)	577,326	580,212
FHLMC REMICS
Series 1666, Class J, 6.25%, 1/15/2024	205,097	215,106
Series 3747, Class CY, 4.50%, 10/15/2040	1,000,000	1,096,048
Series 3934, Class KB, 5.00%, 10/15/2041	1,000,000	1,128,701
Series 4030, Class BE, 4.00%, 4/15/2042	2,511,000	2,652,610

55

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS
Series 2010-92, Class B, 4.50%, 8/25/2030	$1,500,000	$1,641,068
Series 2017-82, Class FG, 2.73%, 11/25/2032 (b)	20,021,581	19,921,118
Series 2004-29, Class PS, IO, 5.12%, 5/25/2034 (b)	2,323,778	452,469
Series 2004-37, Class AL, 4.50%, 6/25/2034	1,100,000	1,205,317
Series 2016-32, Class SA, IO, 3.62%, 10/25/2034 (b)	12,544,504	1,740,507
Series 2014-78, Class QY, 3.00%, 12/25/2034	6,125,455	5,989,799
Series 2010-57, Class SA, IO, 3.97%, 6/25/2040 (b)	3,496,329	545,605
Series 2010-63, Class SA, IO, 4.02%, 6/25/2040 (b)	3,081,643	480,597
Series 2010-118, Class SN, IO, 4.12%, 10/25/2040 (b)	14,790,235	2,781,484
Series 2013-18, Class FB, 2.83%, 10/25/2041 (b)	1,962,868	1,970,766
Series 2012-14, Class Z, 4.00%, 3/25/2042	872,031	940,547
Series 2016-40, Class GA, 4.53%, 7/25/2046 (b)	937,720	976,528
GNMA REMICS
Series 2009-61, Class ZQ, 6.00%, 8/16/2039	2,934,741	3,766,281
Series 2012-H20, Class PT, 3.44%, 7/20/2062 (b)	1,047,070	1,057,165
Series 2018-H02, Class ZJ, 4.53%, 10/20/2064 (b)	474,680	501,968
Series 2017-H12, Class EZ, 5.22%, 6/20/2066 (b)	553,282	606,085
Series 2017-H13, Class JZ, 5.24%, 5/20/2067 (b)	603,953	635,900
Series 2017-H22, Class FD, 2.68%, 11/20/2067 (b)	1,834,133	1,829,944
Series 2017-H25, Class FD, 2.63%, 12/20/2067 (b)	2,423,044	2,415,270
Series 2019-H01, Class FT, 2.88%, 10/20/2068 (b)	12,089,414	12,068,911
Series 2019-H05, Class FT, 2.83%, 4/20/2069 (b)	8,000,000	8,003,719
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.90%, 12/25/2033 (b)	170,460	175,919

Total Collateralized Mortgage Obligations (cost $74,900,484)		75,379,644

Commercial Mortgage-Backed Securities 7.4%
COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/2046	4,450,000	4,493,398
GNMA REMICS, Series 2018-82 IO, 0.51%, 5/16/2058 (b)	24,692,465	1,217,899

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/2047	$4,139,865	$4,333,664
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.16%, 8/5/2034 (a)	2,015,000	2,036,284
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.30%, 8/15/2046 (b)	1,130,000	1,189,951
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.69%, 11/15/2027 (a)(b)	665,195	663,854
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4, 3.18%, 3/10/2046	6,270,000	6,360,448
Series 2013-C6, Class A4, 3.24%, 4/10/2046	4,440,000	4,514,814
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	1,505,000	1,581,282
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.10%, 3/15/2047	3,490,000	3,681,823

Total Commercial Mortgage-Backed Securities (cost $30,323,724)		30,073,417

Corporate Bonds 43.0%
Aerospace & Defense 0.5%
Boeing Co. (The), 3.20%, 3/1/2029	825,000	820,826
Spirit AeroSystems, Inc., 4.60%, 6/15/2028	270,000	271,811
United Technologies Corp., 4.50%, 6/1/2042	835,000	866,334

		1,958,971

Automobiles 0.9%
BMW US Capital LLC, 1.85%, 9/15/2021 (a)	1,090,000	1,067,562
Hyundai Capital America, 3.95%, 2/1/2022 (a)	1,320,000	1,338,193
Volkswagen Group of America Finance LLC, 4.75%, 11/13/2028 (a)	1,385,000	1,443,102

		3,848,857

Banks 12.9%
ABN AMRO Bank NV, 2.65%, 1/19/2021 (a)	2,390,000	2,381,444
AIB Group plc, 4.75%, 10/12/2023 (a)	1,030,000	1,067,568
ANZ New Zealand Int’l Ltd., 3.40%, 3/19/2024 (a)	995,000	1,005,507
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	1,425,000	1,426,959
(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (c)	990,000	1,023,847

56

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	$830,000	$850,151
Banque Federative du Credit Mutuel SA, 3.75%, 7/20/2023(a)	765,000	785,307
Barclays plc,
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (c)	945,000	968,397
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	1,650,000	1,650,000
BB&T Corp., 3.05%, 6/20/2022	2,025,000	2,037,697
Canadian Imperial Bank of Commerce, 3.10%, 4/2/2024	2,030,000	2,030,517
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023(c)	1,280,000	1,285,010
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	1,420,000	1,445,993
Citizens Bank NA, 2.25%, 3/2/2020	1,075,000	1,070,453
Comerica, Inc., 3.70%, 7/31/2023	570,000	587,403
Cooperatieve Rabobank UA, 2.75%, 1/10/2023	460,000	457,026
Credit Agricole SA, 3.75%, 4/24/2023 (a)	1,365,000	1,386,391
Danske Bank A/S, 3.88%, 9/12/2023 (a)	1,910,000	1,893,512
HSBC Holdings plc,
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,005,000	1,046,877
ING Groep NV, 4.63%, 1/6/2026 (a)	1,340,000	1,415,072
4.05%, 4/9/2029	755,000	759,875
JPMorgan Chase & Co.,
(ICE LIBOR USD 3 Month + 0.70%), 3.21%, 4/1/2023 (c)	2,035,000	2,048,248
(ICE LIBOR USD 3 Month + 1.16%), 3.70%, 5/6/2030 (c)	1,095,000	1,097,385
KeyCorp, 4.15%, 10/29/2025	660,000	697,063
Lloyds Banking Group plc, 4.05%, 8/16/2023	1,440,000	1,475,278
3.90%, 3/12/2024	760,000	774,758
National Australia Bank Ltd., 3.70%, 11/4/2021	1,675,000	1,709,498
NatWest Markets plc, 3.63%, 9/29/2022 (a)	1,920,000	1,924,500
PNC Financial Services Group, Inc. (The), 3.45%, 4/23/2029	2,030,000	2,043,071
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	785,000	800,304
Santander Holdings USA, Inc., 3.70%, 3/28/2022	1,930,000	1,949,587
Santander UK Group Holdings plc,
(ICE LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/2024 (c)	965,000	1,008,529
Santander UK plc, 2.50%, 1/5/2021	1,735,000	1,726,205
(ICE LIBOR USD 3 Month + 0.62%), 3.25%, 6/1/2021 (c)	425,000	425,607

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Societe Generale SA, 3.88%, 3/28/2024 (a)	$940,000	$949,954
Sumitomo Mitsui Financial Group, Inc., 2.78%, 7/12/2022	1,385,000	1,381,824
SunTrust Bank, 3.20%, 4/1/2024	2,030,000	2,044,493
Svenska Handelsbanken AB, 3.90%, 11/20/2023	1,035,000	1,077,320
UniCredit SpA, 3.75%, 4/12/2022 (a)	1,730,000	1,730,291
US Bancorp, 3.95%, 11/17/2025	575,000	606,033
Westpac Banking Corp., 2.80%, 1/11/2022	525,000	525,274

		52,570,228

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 4/15/2048	180,000	175,682
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,210,000	1,174,473
Brown-Forman Corp., 3.50%, 4/15/2025	785,000	809,210

		2,159,365

Building Products 0.4%
CRH America Finance, Inc., 4.50%, 4/4/2048 (a)	805,000	761,592
Fortune Brands Home & Security, Inc., 4.00%, 9/21/2023	685,000	710,478

		1,472,070

Capital Markets 1.8%
BlackRock, Inc., 3.25%, 4/30/2029	715,000	717,690
Deutsche Bank AG, 4.10%, 1/13/2026	305,000	294,029
E*TRADE Financial Corp., 2.95%, 8/24/2022	1,075,000	1,074,044
Lazard Group LLC, 4.38%, 3/11/2029	670,000	684,212
Lehman Brothers Holdings, Inc., 5.63%, 1/24/2013 (d)	4,000,000	68,800
Macquarie Group Ltd.,
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a)(c)	1,175,000	1,257,063
Northern Trust Corp.,
(ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	2,155,000	2,112,354
State Street Corp.,
(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (c)	1,080,000	1,076,198

		7,284,390

Chemicals 0.5%
DowDuPont, Inc., 5.42%, 11/15/2048	490,000	565,724

57

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Eastman Chemical Co., 4.50%, 12/1/2028	$330,000	$344,984
Methanex Corp., 5.65%, 12/1/2044	1,030,000	972,373

		1,883,081

Commercial Services & Supplies 0.3%
RELX Capital, Inc., 4.00%, 3/18/2029	585,000	597,400
Steelcase, Inc., 5.13%, 1/18/2029	505,000	528,032

		1,125,432

Consumer Finance 2.7%
AerCap Ireland Capital DAC, 4.45%, 4/3/2026	785,000	795,839
American Express Co., 3.70%, 8/3/2023	1,005,000	1,032,996
3.40%, 2/22/2024	185,000	188,324
American Honda Finance Corp., 3.63%, 10/10/2023	575,000	595,643
Capital One Financial Corp., 3.90%, 1/29/2024	1,325,000	1,360,855
Caterpillar Financial Services Corp., 3.65%, 12/7/2023	965,000	998,720
Discover Financial Services, 4.50%, 1/30/2026	1,345,000	1,397,035
Ford Motor Credit Co. LLC, 2.98%, 8/3/2022	1,400,000	1,361,727
General Motors Financial Co., Inc., 4.15%, 6/19/2023	1,360,000	1,386,281
5.25%, 3/1/2026	690,000	730,223
Harley-Davidson Financial Services, Inc., 4.05%, 2/4/2022 (a)	400,000	408,145
3.35%, 2/15/2023 (a)	610,000	606,062

		10,861,850

Containers & Packaging 0.3%
WRKCo, Inc., 4.65%, 3/15/2026	1,070,000	1,131,224

Distributors 0.3%
Ferguson Finance plc, 4.50%, 10/24/2028 (a)	995,000	1,010,053

Diversified Financial Services 1.3%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	645,000	604,125
Mitsubishi UFJ Lease & Finance Co. Ltd., 2.65%, 9/19/2022 (a)	1,400,000	1,376,465
National Rural Utilities Cooperative Finance Corp., 4.30%, 3/15/2049	470,000	495,124
ORIX Corp., 3.25%, 12/4/2024	1,265,000	1,270,707
Pine Street Trust II, 5.57%, 2/15/2049 (a)	1,425,000	1,459,892

		5,206,313

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services 0.6%
AT&T, Inc.,
(ICE LIBOR USD 3 Month + 1.18%), 3.78%, 6/12/2024 (c)	$775,000	$778,348
British Telecommunications plc, 4.50%, 12/4/2023	600,000	629,818
Deutsche Telekom International Finance BV, 4.75%, 6/21/2038 (a)	1,020,000	1,056,866

		2,465,032

Electric Utilities 1.0%
Alliant Energy Finance LLC, 4.25%, 6/15/2028 (a)	1,335,000	1,369,974
Duke Energy Corp., 2.65%, 9/1/2026	450,000	430,176
Enel Finance International NV, 4.63%, 9/14/2025 (a)	1,165,000	1,210,951
Entergy Texas, Inc., 3.45%, 12/1/2027	415,000	406,277
Niagara Mohawk Power Corp., 4.28%, 12/15/2028 (a)	440,000	470,487

		3,887,865

Electronic Equipment, Instruments & Components 0.0%†
Trimble, Inc., 4.15%, 6/15/2023	120,000	123,307

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC, 4.08%, 12/15/2047	440,000	409,412

Entertainment 0.3%
Viacom, Inc., 6.88%, 4/30/2036	1,075,000	1,269,322

Equity Real Estate Investment Trusts (REITs) 0.8%
Boston Properties LP, 4.13%, 5/15/2021	1,475,000	1,508,802
Brixmor Operating Partnership LP, 3.65%, 6/15/2024	995,000	991,462
Omega Healthcare Investors, Inc., 4.50%, 1/15/2025	405,000	412,394
Ventas Realty LP, 4.88%, 4/15/2049	480,000	500,777

		3,413,435

Food & Staples Retailing 1.0%
Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022 (a)	2,155,000	2,127,950
Sysco Corp., 3.55%, 3/15/2025	1,000,000	1,024,234
Walmart, Inc., 3.25%, 7/8/2029	1,040,000	1,050,277

		4,202,461

58

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.5%
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	$1,000,000	$1,016,739
Kraft Heinz Foods Co., 4.00%, 6/15/2023	810,000	832,819
3.00%, 6/1/2026	180,000	169,774

		2,019,332

Health Care Equipment & Supplies 0.4%
Abbott Laboratories, 3.40%, 11/30/2023	1,508,000	1,541,041

Health Care Providers & Services 1.3%
Cigna Corp., 3.75%, 7/15/2023 (a)	910,000	926,243
Express Scripts Holding Co., 4.75%, 11/15/2021	2,135,000	2,228,185
3.00%, 7/15/2023	925,000	916,312
4.50%, 2/25/2026	140,000	146,330
McKesson Corp., 4.75%, 5/30/2029	1,175,000	1,228,829

		5,445,899

Hotels, Restaurants & Leisure 1.0%
Marriott International, Inc.,
Series Z, 4.15%, 12/1/2023	980,000	1,021,729
3.60%, 4/15/2024	695,000	709,011
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	2,170,000	2,162,109

		3,892,849

Household Durables 0.3%
DR Horton, Inc., 2.55%, 12/1/2020	1,080,000	1,075,529

Independent Power and Renewable Electricity Producers 0.3%
Exelon Generation Co. LLC, 4.25%, 6/15/2022	1,330,000	1,378,604

Industrial Conglomerates 0.3%
Ingersoll-Rand Luxembourg Finance SA, 3.80%, 3/21/2029	1,235,000	1,245,867

Insurance 2.0%
Aflac, Inc., 4.75%, 1/15/2049	355,000	390,700
American Financial Group, Inc., 3.50%, 8/15/2026	1,075,000	1,042,151
American International Group, Inc., 3.30%, 3/1/2021	1,560,000	1,571,143
Assurant, Inc., 4.20%, 9/27/2023	565,000	576,162
Athene Holding Ltd., 4.13%, 1/12/2028	370,000	359,346
Brighthouse Financial, Inc., 3.70%, 6/22/2027	1,115,000	1,030,919
4.70%, 6/22/2047	805,000	659,852
Jackson National Life Global Funding, 3.88%, 6/11/2025 (a)	195,000	202,739

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Marsh & McLennan Cos., Inc., 4.20%, 3/1/2048	$340,000	$338,796
Reliance Standard Life Global Funding II, 3.85%, 9/19/2023 (a)	1,400,000	1,428,041
Willis North America, Inc., 5.05%, 9/15/2048	520,000	544,343

		8,144,192

Internet & Direct Marketing Retail 0.2%
Expedia Group, Inc., 3.80%, 2/15/2028	1,015,000	999,546

IT Services 0.6%
IBM Credit LLC, 2.20%, 9/8/2022	1,075,000	1,055,191
Western Union Co. (The), 4.25%, 6/9/2023	1,240,000	1,277,752

		2,332,943

Machinery 1.0%
Kennametal, Inc., 4.63%, 6/15/2028	1,210,000	1,235,213
Nvent Finance SARL, 4.55%, 4/15/2028	845,000	847,594
Timken Co. (The), 4.50%, 12/15/2028	660,000	662,166
Wabtec Corp.,
(ICE LIBOR USD 3 Month + 1.30%), 3.91%, 9/15/2021 (c)	420,000	420,207
4.95%, 9/15/2028 (e)	1,005,000	1,035,554

		4,200,734

Media 0.3%
Cox Communications, Inc., 3.15%, 8/15/2024 (a)	1,075,000	1,064,289
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/2020	310,000	312,561

		1,376,850

Metals & Mining 0.1%
Glencore Funding LLC, 4.13%, 3/12/2024 (a)	585,000	593,206

Oil, Gas & Consumable Fuels 1.8%
Apache Corp., 4.38%, 10/15/2028	370,000	376,296
Enbridge Energy Partners LP, 4.38%, 10/15/2020	2,685,000	2,737,929
Kinder Morgan, Inc., 7.80%, 8/1/2031	1,600,000	2,082,147
Midwest Connector Capital Co. LLC, 3.63%, 4/1/2022 (a)	830,000	843,036
MPLX LP, 4.90%, 4/15/2058	635,000	601,798
Petroleos Mexicanos, 6.38%, 2/4/2021	770,000	796,873

		7,438,079

59

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals 0.5%
Bayer US Finance II LLC, 3.38%, 7/15/2024 (a)	$605,000	$592,034
Eli Lilly & Co., 3.95%, 3/15/2049	470,000	478,259
GlaxoSmithKline Capital plc, 3.00%, 6/1/2024	825,000	829,105

		1,899,398

Professional Services 0.3%
Experian Finance plc, 4.25%, 2/1/2029 (a)	880,000	910,215
Verisk Analytics, Inc., 4.13%, 3/15/2029	300,000	308,767

		1,218,982

Road & Rail 1.1%
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022 (a)	1,415,000	1,417,901
Penske Truck Leasing Co. LP, 4.13%, 8/1/2023 (a)	1,315,000	1,354,543
4.45%, 1/29/2026 (a)	485,000	499,425
Ryder System, Inc., 3.75%, 6/9/2023	670,000	684,150
3.88%, 12/1/2023	525,000	536,723
3.65%, 3/18/2024	160,000	163,786

		4,656,528

Semiconductors & Semiconductor Equipment 1.0%
Broadcom, Inc., 4.75%, 4/15/2029 (a)	2,035,000	2,021,825
KLA-Tencor Corp., 4.10%, 3/15/2029	550,000	565,796
Marvell Technology Group Ltd., 4.20%, 6/22/2023	940,000	957,576
Microchip Technology, Inc., 3.92%, 6/1/2021 (a)	355,000	360,112

		3,905,309

Specialty Retail 0.6%
AutoNation, Inc., 3.50%, 11/15/2024	800,000	784,248
4.50%, 10/1/2025	675,000	674,738
Best Buy Co., Inc., 4.45%, 10/1/2028	1,000,000	1,019,859

		2,478,845

Technology Hardware, Storage & Peripherals 0.5%
Hewlett Packard Enterprise Co., 3.50%, 10/5/2021	475,000	480,802
4.90%, 10/15/2025 (e)	750,000	800,227
Seagate HDD Cayman, 4.88%, 3/1/2024	685,000	686,878

		1,967,907

Textiles, Apparel & Luxury Goods 0.2%
Ralph Lauren Corp., 3.75%, 9/15/2025	580,000	598,717

Corporate Bonds (continued)

	Principal Amount	Value

Thrifts & Mortgage Finance 0.3%
Nationwide Building Society,
(ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a)(c)	$1,310,000	$1,344,952

Tobacco 0.8%
Altria Group, Inc., 6.20%, 2/14/2059	970,000	1,054,097
Philip Morris International, Inc., 3.38%, 8/15/2029	2,025,000	2,003,700

		3,057,797

Trading Companies & Distributors 0.8%
Air Lease Corp., 3.50%, 1/15/2022	125,000	126,273
3.88%, 7/3/2023	1,260,000	1,286,738
Aviation Capital Group LLC, 3.88%, 5/1/2023 (a)	835,000	841,323
GATX Corp., 4.35%, 2/15/2024	1,045,000	1,085,053

		3,339,387

Wireless Telecommunication Services 0.6%
America Movil SAB de CV, 3.63%, 4/22/2029	490,000	490,887
Rogers Communications, Inc., 4.35%, 5/1/2049	990,000	997,672
SK Telecom Co. Ltd., 3.75%, 4/16/2023 (a)	560,000	572,615
Vodafone Group plc, 4.13%, 5/30/2025	365,000	376,557

		2,437,731

Total Corporate Bonds (cost $175,810,778)		174,872,892

Foreign Government Securities 0.3%
CANADA 0.3%
Province of Saskatchewan, 9.38%, 12/15/2020	1,000,000	1,102,200

Total Foreign Government Security (cost $1,007,379)		1,102,200

Mortgage-Backed Securities 8.8%
FNMA Pool
Pool# 292234 8.00%, 8/1/2024	712	713
Pool# 293495 8.00%, 9/1/2024	18	18
Pool# 303300 8.50%, 5/1/2025	3,134	3,357
Pool# 342718 6.50%, 5/1/2026	12,749	14,037
Pool# 250764 7.50%, 12/1/2026	33,626	36,495
Pool# 402854 6.00%, 12/1/2027	6,595	7,130

60

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 251497 6.00%, 12/1/2027	$325	$351
Pool# 415652 6.50%, 3/1/2028	3,279	3,610
Pool# 432037 6.00%, 7/1/2028	35,851	38,775
Pool# 437979 6.00%, 8/1/2028	10,719	11,589
Pool# 446099 6.00%, 10/1/2028	5,061	5,471
Pool# 450653 6.00%, 12/1/2028	49,302	53,394
Pool# 440738 6.00%, 12/1/2028	42,420	46,025
Pool# 453865 6.00%, 12/1/2028	36,846	39,837
Pool# 252212 6.50%, 1/1/2029	80,750	90,293
Pool# 504076 6.50%, 6/1/2029	33,165	36,778
Pool# 484939 6.50%, 6/1/2029	9,850	10,845
Pool# 252570 6.50%, 7/1/2029	34,222	38,401
Pool# 506638 6.50%, 8/1/2029	14,473	15,935
Pool# 535300 6.50%, 5/1/2030	42,498	47,264
Pool# 539932 7.00%, 5/1/2030	5,861	5,862
Pool# AN3476 4.03%, 11/1/2031	4,092,160	4,408,967
Pool# 725027 5.00%, 11/1/2033	568,386	609,874
Pool# 725205 5.00%, 3/1/2034	191,550	205,878
Pool# AM6492 3.76%, 8/1/2034	2,336,269	2,442,055
Pool# AL8256 3.00%, 8/1/2043	5,352,039	5,316,682
Pool# MA3209 3.00%, 12/1/2047	5,343,954	5,285,803
Pool# MA3275 3.00%, 2/1/2048	5,364,852	5,306,473
GNMA I Pool
Pool# 348637 7.50%, 5/15/2023	8,545	8,890
Pool# 354696 6.50%, 12/15/2023	5,444	5,932
Pool# 369270 6.50%, 12/15/2023	1,919	2,091
Pool# 368677 7.50%, 1/15/2024	6,628	6,864
Pool# 359986 7.50%, 1/15/2024	537	538
Pool# 362734 7.50%, 1/15/2024	190	190
Pool# 371909 6.50%, 2/15/2024	15,717	17,128
Pool# 392055 7.00%, 4/15/2024	4,065	4,070

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 442138 8.00%, 11/15/2026	$28,896	$31,103
Pool# 439463 8.00%, 12/15/2026	1,121	1,123
Pool# 399109 7.50%, 2/15/2027	7,663	8,030
Pool# 435777 7.50%, 2/15/2027	2,857	2,874
Pool# 445661 7.50%, 7/15/2027	3,041	3,089
Pool# 443887 7.50%, 8/15/2027	5,151	5,228
Pool# 455381 7.50%, 8/15/2027	3,809	4,094
Pool# 450591 7 7.50%, 8/15/2027	676	692
Pool# 453295 7.50%, 8/15/2027	399	410
Pool# 446699 6.00%, 8/15/2028	20,566	22,253
Pool# 482748 6.00%, 9/15/2028	34,091	36,832
Pool# 460906 6.00%, 9/15/2028	8,798	9,505
Pool# 476969 6.50%, 1/15/2029	26,979	29,401
Pool# 781029 6.50%, 5/15/2029	98,905	110,778
Pool# 503106 6.50%, 6/15/2029	11,364	12,384
GNMA II Pool
Pool# 767673 4.64%, 4/20/2064 (b)	1,247,912	1,325,586
Pool# BA7614 4.54%, 5/20/2067 (b)	973,294	1,040,299
Pool# BC3943 4.45%, 6/20/2067 (b)	4,117,613	4,423,451
Pool# BB0088 4.70%, 7/20/2067 (b)	4,056,111	4,423,126

Total Mortgage-Backed Securities (cost $35,904,156)		35,617,873

U.S. Treasury Obligations 9.9%
U.S. Treasury Bonds 4.25%, 5/15/2039	190,000	233,544
4.38%, 11/15/2039	2,400,000	2,998,781
3.00%, 8/15/2048	3,215,000	3,251,043
3.38%, 11/15/2048	4,135,000	4,495,359
3.00%, 2/15/2049	16,280,000	16,482,228
U.S. Treasury Notes, 2.63%, 2/15/2029	12,850,000	12,981,010

Total U.S. Treasury Obligations (cost $39,871,119)		40,441,965

61

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund (Continued)

Short-Term Investments 1.8%

	Principal Amount	Value

U.S. Treasury Obligations 1.8%
U.S. Treasury Bills 2.40%, 9/5/2019	$3,310,000	$3,282,355
0.00%, 10/31/2019(f)	995,000	983,003
2.52%, 2/27/2020	3,000,000	2,941,607

Total Short-Term Investments (cost $7,203,328)		7,206,965

Total Investments (cost $403,076,226) — 99.1%		403,031,809

Other assets in excess of liabilities — 0.9%		3,681,015

NET ASSETS — 100.0%		$406,712,824

^	Value determined using significant unobservable inputs.
¥	Fair valued security.

†	Amount rounds to less than 0.1%.POI–& Asset Types

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $83,735,874 which represents 20.59% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(d)	Security in default.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury Ultra Bond	74	6/2019	USD	12,156,812	271,966

					271,966

Short Contracts
U.S. Treasury 10 Year Note	(199)	6/2019	USD	(24,610,703)	(278,685)

					(278,685)

					(6,719)

At April 30, 2019, the Fund had $335,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

62

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund
Assets:
Investment securities, at value (cost $403,076,226)	$403,031,809
Cash	5,953,255
Deposits with broker for futures contracts	335,000
Interest receivable	2,269,175
Receivable for investments sold	2,683,730
Receivable for capital shares issued	136,565
Receivable for variation margin on futures contracts	4,235
Prepaid expenses	44,194

Total Assets	414,457,963

Liabilities:
Payable for investments purchased	7,275,830
Distributions payable	4,614
Payable for capital shares redeemed	90,126
Accrued expenses and other payables:
Investment advisory fees	133,674
Fund administration fees	28,680
Distribution fees	4,397
Administrative servicing fees	146,463
Accounting and transfer agent fees	6,042
Trustee fees	1,037
Custodian fees	4,967
Compliance program costs (Note 3)	370
Professional fees	24,335
Printing fees	17,872
Other	6,732

Total Liabilities	7,745,139

Net Assets	$406,712,824

Represented by:
Capital	$413,329,389
Total distributable earnings (loss)	(6,616,565)

Net Assets	$406,712,824

Net Assets:
Class A Shares	$11,745,974
Class C Shares	3,206,981
Class R6 Shares	18,961,870
Institutional Service Class Shares	372,797,999

Total	$406,712,824

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,106,343
Class C Shares	303,888
Class R6 Shares	1,753,400
Institutional Service Class Shares	34,460,943

Total	37,624,574

63

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.62
Class C Shares (b)	$10.55
Class R6 Shares	$10.81
Institutional Service Class Shares	$10.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.86

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Loomis Core Bond Fund
INVESTMENT INCOME:
Interest income	$7,080,587
Income from securities lending (Note 2)	1,228

Total Income	7,081,815

EXPENSES:
Investment advisory fees	780,158
Fund administration fees	84,829
Distribution fees Class A	14,389
Distribution fees Class C	12,203
Administrative servicing fees Class A	9,485
Administrative servicing fees Class C	1,302
Administrative servicing fees Institutional Service Class	442,376
Registration and filing fees	29,930
Professional fees	28,118
Printing fees	12,732
Trustee fees	6,713
Custodian fees	9,155
Accounting and transfer agent fees	12,329
Compliance program costs (Note 3)	960
Other	6,948

Total Expenses	1,451,627

NET INVESTMENT INCOME	5,630,188

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	807,276
Expiration or closing of futures contracts (Note 2)	(429,982)
Closed short positions in securities (Note 2)	(492)

Net realized gains	376,802

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	15,088,533
Futures contracts (Note 2)	451,493

Net change in unrealized appreciation/depreciation	15,540,026

Net realized/unrealized gains	15,916,828

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,547,016

The accompanying notes are an integral part of these financial statements.

65

Statements of Changes in Net Assets

	Nationwide Loomis Core Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,630,188	$11,766,509
Net realized gains (losses)	376,802	(5,355,862)
Net change in unrealized appreciation/depreciation	15,540,026	(19,560,914)

Change in net assets resulting from operations	21,547,016	(13,150,267)

Distributions to Shareholders From:
Distributable earnings:
Class A	(169,328)	(424,110)
Class C	(41,457)	(77,964)
Class R6	(336,234)	(1,924,609)
Institutional Service Class	(5,383,853)	(9,604,923)

Change in net assets from shareholder distributions	(5,930,872)	(12,031,606)

Change in net assets from capital transactions	(4,146,963)	(202,716,269)

Change in net assets	11,469,181	(227,898,142)

Net Assets:
Beginning of period	395,243,643	623,141,785

End of period	$406,712,824	$395,243,643

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$197,165	$1,537,368
Dividends reinvested	154,994	392,900
Cost of shares redeemed	(713,160)	(15,000,308)

Total Class A Shares	(361,001)	(13,070,040)

Class C Shares
Proceeds from shares issued	206,688	273,328
Dividends reinvested	33,445	63,121
Cost of shares redeemed	(576,041)	(1,977,075)

Total Class C Shares	(335,908)	(1,640,626)

Class R6 Shares
Proceeds from shares issued	2,253,020	10,827,114
Dividends reinvested	303,278	533,089
Cost of shares redeemed	(14,969,738)	(89,729,464)

Total Class R6 Shares	(12,413,440)	(78,369,261)

Institutional Service Class Shares
Proceeds from shares issued	37,813,070	34,846,106
Dividends reinvested	5,381,440	9,463,636
Cost of shares redeemed	(34,231,124)	(153,946,084)

Total Institutional Service Class Shares	8,963,386	(109,636,342)

Change in net assets from capital transactions	$(4,146,963)	$(202,716,269)

66

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Core Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	18,835	146,188
Reinvested	14,848	37,604
Redeemed	(68,768)	(1,451,554)

Total Class A Shares	(35,085)	(1,267,762)

Class C Shares
Issued	19,757	26,258
Reinvested	3,226	6,083
Redeemed	(55,604)	(190,587)

Total Class C Shares	(32,621)	(158,246)

Class R6 Shares
Issued	212,166	1,003,800
Reinvested	28,528	50,205
Redeemed	(1,432,193)	(8,460,308)

Total Class R6 Shares	(1,191,499)	(7,406,303)

Institutional Service Class Shares
Issued	3,572,397	3,268,787
Reinvested	505,795	890,831
Redeemed	(3,237,459)	(14,470,098)

Total Institutional Service Class Shares	840,733	(10,310,480)

Total change in shares	(418,472)	(19,142,791)

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.20	0.14	0.44	0.58	(0.15)	(0.01)	(0.16)	$10.62	5.64%		$11,745,974	0.92%	2.78%	0.92%	66.20%
Year Ended October 31, 2018	$10.71	0.23	(0.50)	(0.27)	(0.24)	–	(0.24)	$10.20	(2.58%	)	$11,648,044	0.91%	2.16%	0.91%	289.06%
Year Ended October 31, 2017	$10.94	0.21	(0.12)	0.09	(0.22)	(0.10)	(0.32)	$10.71	0.90%		$25,793,140	0.89%	1.95%	0.89%	74.15%
Year Ended October 31, 2016	$10.69	0.21	0.28	0.49	(0.22)	(0.02)	(0.24)	$10.94	4.63%		$27,588,193	0.92%	1.96%	0.92%	57.39%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.14	0.12	0.42	0.54	(0.12)	(0.01)	(0.13)	$10.55	5.36%		$3,206,981	1.34%	2.39%	1.34%	66.20%
Year Ended October 31, 2018	$10.64	0.19	(0.50)	(0.31)	(0.19)	–	(0.19)	$10.14	(2.90%	)	$3,413,350	1.33%	1.79%	1.33%	289.06%
Year Ended October 31, 2017	$10.87	0.16	(0.12)	0.04	(0.17)	(0.10)	(0.27)	$10.64	0.47%		$5,264,883	1.34%	1.52%	1.34%	74.15%
Year Ended October 31, 2016	$10.62	0.17	0.28	0.45	(0.18)	(0.02)	(0.20)	$10.87	4.22%		$7,248,212	1.34%	1.55%	1.34%	57.39%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$10.39	0.16	0.44	0.60	(0.17)	(0.01)	(0.18)	$10.81	5.75%		$18,961,870	0.50%	3.14%	0.50%	66.20%
Year Ended October 31, 2018	$10.90	0.27	(0.50)	(0.23)	(0.28)	–	(0.28)	$10.39	(2.14%	)	$30,609,113	0.48%	2.51%	0.48%	289.06%
Year Ended October 31, 2017	$11.13	0.25	(0.12)	0.13	(0.26)	(0.10)	(0.36)	$10.90	1.27%		$112,873,555	0.50%	2.27%	0.50%	74.15%
Year Ended October 31, 2016	$10.88	0.25	0.28	0.53	(0.26)	(0.02)	(0.28)	$11.13	4.96%		$332,764,296	0.50%	2.28%	0.50%	57.39%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Institutional Service Class Shares (k)
Six Months Ended April 30, 2019 (Unaudited)	$10.40	0.15	0.43	0.58	(0.15)	(0.01)	(0.16)	$10.82	5.61%		$372,797,999	0.75%	2.89%	0.75%	66.20%
Year Ended October 31, 2018	$10.91	0.25	(0.51)	(0.26)	(0.25)	–	(0.25)	$10.40	(2.37%	)	$349,573,136	0.73%	2.31%	0.73%	289.06%
Year Ended October 31, 2017	$11.14	0.22	(0.11)	0.11	(0.24)	(0.10)	(0.34)	$10.91	1.02%		$479,210,207	0.74%	2.05%	0.74%	74.15%
Year Ended October 31, 2016	$10.89	0.23	0.28	0.51	(0.24)	(0.02)	(0.26)	$11.14	4.72%		$208,735,518	0.73%	2.13%	0.73%	57.39%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

68

Fund Overview	Nationwide Loomis Short-Term Bond Fund

Asset Allocation1

Corporate Bonds	59.3%
Asset-Backed Securities	17.4%
U.S. Treasury Obligations	8.8%
Collateralized Mortgage Obligations	6.2%
Mortgage-Backed Securities	2.8%
Commercial Mortgage-Backed Securities	2.4%
Short-Term Investment	1.9%
Foreign Government Security	0.7%
Futures Contracts	(0.1)%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries2

Banks	17.4%
Consumer Finance	4.7%
Insurance	3.1%
Oil, Gas & Consumable Fuels	2.9%
Health Care Providers & Services	2.8%
Pharmaceuticals	2.6%
Automobiles	2.5%
Equity Real Estate Investment Trusts (REITs)	2.5%
Beverages	2.3%
Capital Markets	2.1%
Other Industries	57.1%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.38%, 3/15/2022	8.8%
American Express Credit Account Master Trust, 1.77%, 11/15/2022	1.9%
U.S. Treasury Bills, 2.43%, 6/20/2019	1.9%
Nissan Auto Receivables Owner Trust, 1.75%, 10/15/2021	1.9%
Molson Coors Brewing Co., 2.25%, 3/15/2020	1.2%
GNMA, 2.73%, 10/20/2067	1.1%
JPMorgan Chase & Co., 4.25%, 10/15/2020	1.1%
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019	1.0%
American International Group, Inc., 2.30%, 7/16/2019	1.0%
UBS-Barclays Commercial Mortgage Trust, 3.18%, 3/10/2046	1.0%
Other Holdings	79.1%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

69

Shareholder Expense Example	Nationwide Loomis Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Short-Term Bond Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,029.40	3.92	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.91	0.78
Class C Shares	Actual	(a)	1,000.00	1,027.50	6.38	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.36	1.27
Class R6 Shares	Actual	(a)	1,000.00	1,031.00	2.27	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.56	2.26	0.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,031.80	2.52	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.32	2.51	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund

Asset-Backed Securities 17.4%

	Principal Amount	Value

Automobiles 12.0%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	$95,549	$95,668
Americredit Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, 11/20/2023	430,000	432,914
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A, 3.45%, 3/20/2023 (a)	190,000	192,311
Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	400,000	399,198
Series 2019-2A, Class A, 3.35%, 9/22/2025 (a)	1,305,000	1,314,046
CPS Auto Receivables Trust
Series 2018-D, Class B, 3.61%, 11/15/2022 (a)	1,010,000	1,020,344
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	120,000	119,681
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	800,000	807,345
Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, 2/15/2022	1,175,368	1,175,464
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	950,000	958,097
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	755,000	761,272
Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	350,000	352,806
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	410,000	409,569
Series 2018-2A, Class B, 3.27%, 5/16/2022(a)	800,000	801,864
First Investors Auto Owner Trust
Series 2018-2A, Class A1, 3.23%, 12/15/2022 (a)	542,707	544,686
Series 2019-1A, Class A, 2.89%, 3/15/2024 (a)	490,000	490,561
Flagship Credit Auto Trust
Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	995,000	1,004,654
Series 2018-3, Class B, 3.59%, 12/16/2024 (a)	460,000	465,263
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84%, 3/15/2024	735,000	737,684
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.64%, 5/15/2023 (a)	770,000	779,670
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	910,000	910,125

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	$430,000	$435,320
Hyundai Auto Receivables Trust, Series 2016-B, Class A3, 1.29%, 4/15/2021	1,596,017	1,587,264
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	610,000	613,047
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	580,000	590,274
Nissan Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.75%, 10/15/2021	4,600,000	4,571,575
Santander Drive Auto Receivables Trust
Series 2018-1, Class B, 2.63%, 7/15/2022	630,000	629,466
Series 2018-2, Class B, 3.03%, 9/15/2022	820,000	821,830
Series 2018-4, Class B, 3.27%, 1/17/2023	530,000	532,375
Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.73%, 2/16/2021	2,199,234	2,189,997
United Auto Credit Securitization Trust, Series 2018-1, Class B, 2.76%, 10/13/2020 (a)	822,196	821,787
Westlake Automobile Receivables Trust
Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	765,000	763,542
Series 2018-3A, Class A2A, 2.98%, 1/18/2022 (a)	795,462	796,665
Series 2019-1A, Class B, 3.26%, 10/17/2022 (a)	80,000	80,323
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A3, 2.83%, 7/15/2021	805,000	806,426

		29,013,113

Credit Card 1.9%
American Express Credit Account Master Trust, Series 2017-3, Class A, 1.77%, 11/15/2022	4,675,000	4,641,950

Other 3.1%
Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.70%, 1/21/2031 (a)	424,501	431,320
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	890,000	886,250
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	1,965,000	1,976,351

71

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	$772,344	$775,930
Sofi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	415,000	416,008
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	1,240,000	1,246,328
Series 2018-4, Class A, 3.54%, 11/26/2027 (a)	1,333,745	1,344,551
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/2023	445,000	450,684

		7,527,422

Student Loan 0.4%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	580,306	595,881
Sofi Professional Loan Program LLC, Series 2018-A, Class A1, 2.83%, 2/25/2042 (a)(b)	377,830	377,573

		973,454

Total Asset-Backed Securities (cost $42,065,726)		42,155,939

Collateralized Mortgage Obligations 6.2%
FHLMC REMICS
Series 3755, Class AL, 1.50%, 11/15/2020	17,825	17,621
Series 3645, Class EH, 3.00%, 12/15/2020	2,469	2,461
Series 3852, Class EA, 4.50%, 12/15/2021	5,430	5,451
Series 4060, Class EA, 1.75%, 6/15/2022	149,352	146,822
Series 2611, Class HD, 5.00%, 5/15/2023	84,277	86,960
Series 3585, Class LA, 3.50%, 10/15/2024	19,805	20,052
Series 3609, Class LE, 3.00%, 12/15/2024	1,594	1,589
Series 3718, Class BC, 2.00%, 2/15/2025	44,624	44,302
Series 3721, Class PE, 3.50%, 9/15/2040	114,302	117,546
FNMA REMICS
Series 2010-95, Class BK, 1.50%, 2/25/2020	9,189	9,129
Series 2012-99, Class TC, 1.50%, 9/25/2022	201,503	198,162
Series 2012-100, Class WA, 1.50%, 9/25/2027	317,442	304,657
Series 2012-93, Class DP, 1.50%, 9/25/2027	287,062	278,284
Series 2010-66, Class QA, 4.50%, 8/25/2039	7,737	7,761

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

GNMA REMICS
Series 2004-76, Class QA, 4.00%, 1/20/2034	$7,957	$7,954
Series 2009-66, Class LG, 2.25%, 5/16/2039	2,215	2,212
Series 2009-104, Class KE, 2.50%, 8/16/2039	50,180	49,386
Series 2010-4, Class JC, 3.00%, 8/16/2039	21,127	21,136
Series 2009-88, Class QE, 3.00%, 9/16/2039	116,904	117,404
Series 2011-39, Class NE, 3.50%, 9/16/2039	128,041	130,461
Series 2010-H22, Class FE, 2.83%, 5/20/2059 (b)	280,184	279,706
Series 2010-H02, Class FA, 3.17%, 2/20/2060 (b)	550,101	552,032
Series 2011-H11, Class FA, 2.98%, 3/20/2061 (b)	292,138	292,164
Series 2011-H23, Class HA, 3.00%, 12/20/2061	91,199	91,055
Series 2012-H18, Class NA, 3.00%, 8/20/2062 (b)	147,772	147,834
Series 2013-H02, Class FD, 2.82%, 12/20/2062 (b)	1,717,777	1,712,077
Series 2013-H14, Class FC, 2.95%, 6/20/2063 (b)	1,615,714	1,614,803
Series 2016-H13, Class FT, 3.06%, 5/20/2066 (b)	160,754	160,945
Series 2017-H14, Class FK, 2.75%, 5/20/2067 (b)	1,482,770	1,481,624
Series 2017-H24, Class FJ, 2.73%, 10/20/2067 (b)	2,620,592	2,616,666
Series 2017-H25, Class FD, 2.63%, 12/20/2067 (b)	1,858,255	1,852,293
Series 2019-H01, Class FJ, 2.78%, 9/20/2068 (b)	497,231	495,985
Series 2019-H01, Class FT, 2.88%, 10/20/2068 (b)	599,635	598,618
Series 2019-H05, Class FT, 2.83%, 4/20/2069 (b)	1,505,000	1,505,700
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.90%, 12/25/2033 (b)	59,014	60,904

Total Collateralized Mortgage Obligations (cost $15,104,100)		15,031,756

Commercial Mortgage-Backed Securities 2.4%
BENCHMARK Mortgage Trust, Series 2019-B10, Class A1, 2.79%, 3/15/2062	1,855,000	1,862,881
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.69%, 11/15/2027 (a)(b)	341,587	340,898
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,440,000	2,475,199

72

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	$1,015,000	$1,066,446

Total Commercial Mortgage-Backed Securities (cost $5,784,042)		5,745,424

Corporate Bonds 59.3%
Aerospace & Defense 0.4%
Spirit AeroSystems, Inc., 4.60%, 6/15/2028	175,000	176,174
United Technologies Corp., 3.65%, 8/16/2023	705,000	722,624

		898,798

Airlines 0.7%
Delta Air Lines, Inc., 2.60%, 12/4/2020	1,620,000	1,609,249

Automobiles 2.5%
BMW US Capital LLC, 3.45%, 4/12/2023 (a)	750,000	762,825
Daimler Finance North America LLC, 1.75%, 10/30/2019 (a)	1,160,000	1,153,918
Hyundai Capital America, 2.55%, 4/3/2020 (a)	1,670,000	1,659,746
Nissan Motor Acceptance Corp., 2.15%, 9/28/2020 (a)	1,735,000	1,712,544
Volkswagen Group of America Finance LLC, 4.25%, 11/13/2023 (a)	765,000	790,844

		6,079,877

Banks 17.3%
AIB Group plc, 4.75%, 10/12/2023 (a)	685,000	709,984
ANZ New Zealand Int’l Ltd., 2.75%, 1/22/2021 (a)	1,560,000	1,556,995
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	865,000	873,654
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	745,000	749,917
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	560,000	573,596
Barclays plc,
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (c)	415,000	425,275
(ICE LIBOR USD 3 Month + 1.38%), 4.06%, 5/16/2024 (c)	850,000	842,664
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	985,000	985,000
BB&T Corp., 3.05%, 6/20/2022	1,240,000	1,247,775
BNP Paribas SA,
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a)(c)	545,000	570,960
Canadian Imperial Bank of Commerce, 2.70%, 2/2/2021	210,000	210,128
3.10%, 4/2/2024	1,240,000	1,240,316

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Citibank NA, 2.10%, 6/12/2020	$500,000	$496,924
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	650,000	652,544
Citizens Bank NA, 2.20%, 5/26/2020	2,250,000	2,235,820
Comerica, Inc., 3.70%, 7/31/2023	375,000	386,449
Commonwealth Bank of Australia, 3.45%, 3/16/2023 (a)	680,000	693,450
Credit Agricole SA, 3.75%, 4/24/2023(a)	595,000	604,324
Danske Bank A/S, 3.88%, 9/12/2023 (a)	1,225,000	1,214,425
Fifth Third Bank, 3.35%, 7/26/2021	1,370,000	1,389,010
ING Groep NV, 4.10%, 10/2/2023	790,000	815,753
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,500,000	2,556,400
(ICE LIBOR USD 3 Month + 0.70%), 3.21%, 4/1/2023 (c)	1,245,000	1,253,105
KeyBank NA, 3.30%, 2/1/2022	500,000	507,566
Lloyds Banking Group plc, 4.05%, 8/16/2023	935,000	957,906
3.90%, 3/12/2024	495,000	504,612
Mitsubishi UFJ Financial Group, Inc., 2.67%, 7/25/2022	685,000	679,660
National Australia Bank Ltd., 3.70%, 11/4/2021	1,125,000	1,148,170
National Bank of Canada, 2.15%, 6/12/2020	2,000,000	1,988,885
NatWest Markets plc, 3.63%, 9/29/2022 (a)	1,200,000	1,202,813
Royal Bank of Canada, 2.80%, 4/29/2022	1,260,000	1,260,928
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	475,000	484,261
Santander Holdings USA, Inc., 3.70%, 3/28/2022	1,800,000	1,818,268
Santander UK Group Holdings plc,
(ICE LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/2024 (c)	595,000	621,839
Santander UK plc, 2.50%, 1/5/2021	880,000	875,539
(ICE LIBOR USD 3 Month + 0.62%), 3.25%, 6/1/2021 (c)	545,000	545,779
Societe Generale SA, 3.88%, 3/28/2024 (a)	485,000	490,136
SunTrust Bank,
(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (c)	1,545,000	1,542,535
(ICE LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/2021 (c)	1,045,000	1,055,759
Svenska Handelsbanken AB, 3.90%, 11/20/2023	685,000	713,009

73

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Toronto-Dominion Bank (The), 3.25%, 6/11/2021	$1,450,000	$1,467,449
Westpac Banking Corp., 2.65%, 1/25/2021	1,445,000	1,443,952
2.80%, 1/11/2022	325,000	325,170

		41,918,704

Beverages 2.3%
Bacardi Ltd., 4.45%, 5/15/2025 (a)	1,025,000	1,054,865
Constellation Brands, Inc., 3.20%, 2/15/2023	1,635,000	1,643,658
Molson Coors Brewing Co., 2.25%, 3/15/2020	2,970,000	2,954,670

		5,653,193

Biotechnology 0.7%
Amgen, Inc., 2.20%, 5/11/2020	1,665,000	1,657,949

Building Products 0.2%
American Woodmark Corp., 4.88%, 3/15/2026 (a)	95,000	94,169
Fortune Brands Home & Security, Inc., 4.00%, 9/21/2023	455,000	471,923

		566,092

Capital Markets 2.1%
Ameriprise Financial, Inc., 3.00%, 3/22/2022	505,000	506,895
BlackRock, Inc., 3.25%, 4/30/2029	265,000	265,997
Deutsche Bank AG, 2.70%, 7/13/2020	890,000	882,718
Lehman Brothers Holdings, Inc., 5.63%, 1/24/2013 (d)	500,000	8,600
State Street Corp., 1.95%, 5/19/2021	1,700,000	1,676,853
UBS AG, 2.20%, 6/8/2020 (a)	1,770,000	1,759,483

		5,100,546

Commercial Services & Supplies 0.4%
Prime Security Services Borrower LLC, 5.25%, 4/15/2024 (a)	850,000	852,125

Consumer Finance 4.7%
AerCap Ireland Capital DAC, 4.45%, 4/3/2026	490,000	496,766
American Express Co., 3.70%, 11/5/2021	1,310,000	1,337,938
3.70%, 8/3/2023	665,000	683,524
American Honda Finance Corp., 2.00%, 2/14/2020	1,670,000	1,662,721
Capital One Financial Corp., 3.90%, 1/29/2024	855,000	878,137
Caterpillar Financial Services Corp., 3.15%, 9/7/2021	490,000	495,599
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024	870,000	914,826

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
General Motors Financial Co., Inc., 3.55%, 4/9/2021	$840,000	$847,685
4.15%, 6/19/2023	1,005,000	1,024,421
Harley-Davidson Financial Services, Inc., 4.05%, 2/4/2022 (a)	230,000	234,683
3.35%, 2/15/2023 (a)	395,000	392,450
Navient Corp., 7.25%, 1/25/2022	890,000	953,412
Synchrony Financial, 4.38%, 3/19/2024	120,000	122,635
Toyota Motor Credit Corp., 3.05%, 1/8/2021	1,235,000	1,245,337

		11,290,134

Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc., 3.90%, 4/20/2023	585,000	601,225

Diversified Telecommunication Services 0.4%
AT&T, Inc.,
(ICE LIBOR USD 3 Month + 1.18%), 3.78%, 6/12/2024 (c)	515,000	517,225
British Telecommunications plc, 4.50%, 12/4/2023	400,000	419,878

		937,103

Electric Utilities 1.9%
Alliant Energy Finance LLC, 3.75%, 6/15/2023 (a)	820,000	837,464
American Electric Power Co., Inc., 2.15%, 11/13/2020	1,635,000	1,620,147
Edison International, 2.13%, 4/15/2020	880,000	868,377
Eversource Energy, Series N, 3.80%, 12/1/2023	1,155,000	1,194,319

		4,520,307

Electronic Equipment, Instruments & Components 0.0%†
Trimble, Inc., 4.15%, 6/15/2023	80,000	82,205

Equity Real Estate Investment Trusts (REITs) 2.5%
Brookfield Property REIT, Inc., 5.75%, 5/15/2026 (a)	810,000	821,137
Digital Realty Trust LP, 2.75%, 2/1/2023	1,235,000	1,211,958
GLP Capital LP, 5.25%, 6/1/2025	1,010,000	1,061,449
iStar, Inc., 4.63%, 9/15/2020	1,235,000	1,247,350
MGM Growth Properties Operating Partnership LP, 5.75%, 2/1/2027 (a)	505,000	531,513
Simon Property Group LP, 2.63%, 6/15/2022	1,165,000	1,159,369

		6,032,776

74

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.6%
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	$615,000	$625,294
Conagra Brands, Inc.,
(ICE LIBOR USD 3 Month + 0.50%), 3.09%, 10/9/2020 (c)	200,000	199,459
Kraft Heinz Foods Co., 4.00%, 6/15/2023	600,000	616,903

		1,441,656

Gas Utilities 0.3%
CenterPoint Energy Resources Corp., 3.55%, 4/1/2023	750,000	762,879

Health Care Equipment & Supplies 1.0%
Becton Dickinson and Co.,
(ICE LIBOR USD 3 Month + 0.88%), 3.48%, 12/29/2020 (c)	1,079,000	1,079,203
Zimmer Biomet Holdings, Inc.,
(ICE LIBOR USD 3 Month + 0.75%), 3.38%, 3/19/2021 (c)	1,395,000	1,390,573

		2,469,776

Health Care Providers & Services 2.8%
Cigna Corp., 3.75%, 7/15/2023 (a)	805,000	819,369
CVS Health Corp., 3.70%, 3/9/2023	2,295,000	2,327,211
Express Scripts Holding Co., 4.75%, 11/15/2021	1,665,000	1,737,671
4.50%, 2/25/2026	120,000	125,426
McKesson Corp., 3.65%, 11/30/2020	1,270,000	1,286,820
MEDNAX, Inc., 6.25%, 1/15/2027 (a)	365,000	372,300

		6,668,797

Hotels, Restaurants & Leisure 1.3%
Marriott International, Inc.,
Series Y, (ICE LIBOR USD 3 Month + 0.60%), 3.23%, 12/1/2020 (c)	1,280,000	1,284,195
3.60%, 4/15/2024	450,000	459,072
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,460,000	1,454,691

		3,197,958

Household Durables 0.4%
DR Horton, Inc., 2.55%, 12/1/2020	720,000	717,019
William Lyon Homes, Inc., 6.00%, 9/1/2023	340,000	336,600

		1,053,619

Insurance 3.0%
American International Group, Inc., 2.30%, 7/16/2019	2,500,000	2,498,098
Assurant, Inc., 4.20%, 9/27/2023	305,000	311,026
Marsh & McLennan Cos., Inc., 3.50%, 12/29/2020	645,000	653,005

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Metropolitan Life Global Funding I, 2.05%, 6/12/2020 (a)	$1,770,000	$1,758,383
New York Life Global Funding, 2.88%, 4/10/2024 (a)	1,245,000	1,247,630
Reliance Standard Life Global Funding II, 3.85%, 9/19/2023 (a)	870,000	887,425

		7,355,567

Interactive Media & Services 0.4%
Baidu, Inc., 3.88%, 9/29/2023	1,030,000	1,049,267

Internet & Direct Marketing Retail 0.7%
eBay, Inc., 2.15%, 6/5/2020	1,670,000	1,659,331

IT Services 1.3%
DXC Technology Co., 2.88%, 3/27/2020	1,700,000	1,698,097
IBM Credit LLC, 2.20%, 9/8/2022	620,000	608,575
Western Union Co. (The), 4.25%, 6/9/2023	825,000	850,117

		3,156,789

Machinery 0.2%
Wabtec Corp.,
(ICE LIBOR USD 3 Month + 1.30%), 3.91%, 9/15/2021 (c)	400,000	400,197

Media 0.8%
Comcast Corp., 3.45%, 10/1/2021	1,350,000	1,374,843
DISH DBS Corp., 5.00%, 3/15/2023	275,000	251,969
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/2020	295,000	297,437

		1,924,249

Metals & Mining 0.3%
Commercial Metals Co., 5.75%, 4/15/2026	365,000	368,650
Glencore Funding LLC, 4.13%, 3/12/2024 (a)	380,000	385,331

		753,981

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Starwood Property Trust, Inc., 3.63%, 2/1/2021	240,000	238,800

Oil, Gas & Consumable Fuels 2.9%
Centennial Resource Production LLC, 6.88%, 4/1/2027 (a)	370,000	383,412
Enbridge Energy Partners LP, 4.38%, 10/15/2020	2,285,000	2,330,044
EQM Midstream Partners LP, 4.75%, 7/15/2023	1,430,000	1,457,668
Midwest Connector Capital Co. LLC, 3.63%, 4/1/2022 (a)	770,000	782,094

75

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
MPLX LP, 3.38%, 3/15/2023	$780,000	$784,757
Phillips 66,
(ICE LIBOR USD 3 Month + 0.60%), 3.25%, 2/26/2021 (c)	1,215,000	1,215,086

		6,953,061

Pharmaceuticals 2.6%
AstraZeneca plc, 3.50%, 8/17/2023	695,000	712,422
Bayer US Finance II LLC, 3.38%, 7/15/2024 (a)	385,000	376,750
Mylan NV, 2.50%, 6/7/2019	687,000	686,615
Pfizer, Inc., 3.20%, 9/15/2023	675,000	688,110
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019	2,535,000	2,525,251
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/2021 (a)	1,270,000	1,303,373

		6,292,521

Road & Rail 1.4%
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022 (a)	880,000	881,804
5.25%, 5/15/2024 (a)	820,000	855,629
Penske Truck Leasing Co. LP, 4.13%, 8/1/2023 (a)	845,000	870,410
Ryder System, Inc., 3.75%, 6/9/2023	425,000	433,976
3.88%, 12/1/2023	350,000	357,815

		3,399,634

Semiconductors & Semiconductor Equipment 0.9%
Broadcom, Inc., 3.13%, 4/15/2021 (a)	615,000	614,723
4.75%, 4/15/2029 (a)	635,000	630,889
Marvell Technology Group Ltd., 4.20%, 6/22/2023	600,000	611,219
Microchip Technology, Inc., 3.92%, 6/1/2021 (a)	230,000	233,312

		2,090,143

Technology Hardware, Storage & Peripherals 0.1%
Hewlett Packard Enterprise Co., 3.50%, 10/5/2021	325,000	328,970

Tobacco 0.7%
Altria Group, Inc., 4.40%, 2/14/2026	370,000	382,170
BAT Capital Corp., 2.76%, 8/15/2022	1,265,000	1,247,060

		1,629,230

Trading Companies & Distributors 1.0%
Air Lease Corp., 3.50%, 1/15/2022	1,380,000	1,394,055

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors (continued)
Aviation Capital Group LLC, 3.88%, 5/1/2023 (a)	$515,000	$518,900
United Rentals North America, Inc., 5.25%, 1/15/2030	600,000	603,000

		2,515,955

Wireless Telecommunication Services 0.2%
America Movil SAB de CV, 3.63%, 4/22/2029	220,000	220,398
SK Telecom Co. Ltd., 3.75%, 4/16/2023 (a)	315,000	322,096

		542,494

Total Corporate Bonds (cost $142,878,954)		143,685,157

Foreign Government Security 0.7%
JAPAN 0.7%
Japan Bank for International Cooperation, 2.13%, 11/16/2020	1,636,000	1,626,561

Total Foreign Government Security (cost $1,633,059)		1,626,561

Mortgage-Backed Securities 2.8%
FHLMC Gold Pool
Pool# G11712 4.50%, 7/1/2020	24,481	24,993
Pool# G18065 5.00%, 7/1/2020	3,101	3,168
Pool# G11723 5.50%, 7/1/2020	6,767	6,830
Pool# G14780 2.50%, 7/1/2023	1,157,374	1,155,286
Pool# G14899 3.00%, 11/1/2023	250,208	254,074
Pool# G13746 4.50%, 1/1/2025	133,786	138,323
Pool# J11719 4.00%, 2/1/2025	44,823	46,255
Pool# G13888 5.00%, 6/1/2025	38,821	40,224
Pool# J12635 4.00%, 7/1/2025	131,792	136,003
Pool# J12604 4.00%, 7/1/2025	125,626	129,641
Pool# G13908 4.00%, 10/1/2025	30,987	31,977
Pool# J19197 3.00%, 5/1/2027	373,461	376,432
Pool# G18437 3.00%, 6/1/2027	447,471	451,030
Pool# C00748 6.00%, 4/1/2029	11,998	13,206
Pool# C01418 5.50%, 10/1/2032	68,189	74,524

76

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G01740 5.50%, 12/1/2034	$39,313	$43,148
Pool# G04342 6.00%, 4/1/2038	47,671	53,000
FHLMC Non Gold Pool
Pool# 972136 4.80%, 1/1/2034 (b)	84,001	88,305
Pool# 848191 4.69%, 12/1/2034 (b)	290,508	306,278
FNMA Pool
Pool# AB4251 2.50%, 1/1/2022	43,498	43,105
Pool# AQ6703 2.50%, 11/1/2022	685,887	679,789
Pool# 981257 5.00%, 5/1/2023	53,722	54,761
Pool# MA1577 2.50%, 9/1/2023	858,045	850,742
Pool# 931892 4.50%, 9/1/2024	443,702	456,842
Pool# AL0802 4.50%, 4/1/2025	106,659	110,531
Pool# AB2518 4.00%, 3/1/2026	84,946	87,483
Pool# AB4998 3.00%, 4/1/2027	655,298	661,218
Pool# MA1174 3.00%, 9/1/2027	93,781	94,631
Pool# 190307 8.00%, 6/1/2030	971	1,156
Pool# 253516 8.00%, 11/1/2030	599	687
Pool# 725773 5.50%, 9/1/2034	84,710	93,192
Pool# 815323 4.30%, 1/1/2035 (b)	80,267	82,857
Pool# 811773 5.50%, 1/1/2035	79,592	87,537
GNMA II Pool
Pool# 5080, 4.00%, 6/20/2026	104,581	108,047

Total Mortgage-Backed Securities (cost $6,844,452)		6,785,275

U.S. Treasury Obligations 8.8%
U.S. Treasury Notes, 2.38%, 3/15/2022	21,230,000	21,317,076

Total U.S. Treasury Obligation (cost $21,289,706)		21,317,076

Short-Term Investment 1.9%

	Principal Amount	Value

U.S. Treasury Obligations 1.9%
U.S. Treasury Bills, 2.43%, 6/20/2019	$4,615,000	$4,599,743

Total Short-Term Investment (cost $4,599,492)		4,599,743

Total Investments (cost $240,199,531) — 99.5%		240,946,931

Other assets in excess of liabilities — 0.5%		1,195,663

NET ASSETS — 100.0%		$242,142,594

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $56,841,606 which represents 23.47% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(d)	Security in default.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

77

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund (Continued)

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	10	6/2019	USD	2,130,078	10,138

					10,138

Short Contracts
U.S. Treasury 10 Year Note	(97)	6/2019	USD	(11,996,172)	(135,842)

					(135,842)

					(125,704)

At April 30, 2019, the Fund had $207,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

78

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund
Assets:
Investment securities, at value (cost $240,199,531)	$240,946,931
Cash	2,783,676
Deposits with broker for futures contracts	207,000
Interest receivable	1,243,535
Receivable for investments sold	847,356
Receivable for capital shares issued	29,492
Reimbursement from investment adviser (Note 3)	6,342
Prepaid expenses	35,507

Total Assets	246,099,839

Liabilities:
Payable for investments purchased	3,304,987
Distributions payable	5,069
Payable for capital shares redeemed	442,442
Payable for variation margin on futures contracts	21,745
Accrued expenses and other payables:
Investment advisory fees	72,114
Fund administration fees	25,417
Distribution fees	10,616
Administrative servicing fees	19,066
Accounting and transfer agent fees	6,040
Trustee fees	585
Custodian fees	3,138
Compliance program costs (Note 3)	212
Professional fees	22,859
Printing fees	16,464
Other	6,491

Total Liabilities	3,957,245

Net Assets	$242,142,594

Represented by:
Capital	$250,157,129
Total distributable earnings (loss)	(8,014,535)

Net Assets	$242,142,594

Net Assets:
Class A Shares	$22,804,455
Class C Shares	9,639,302
Class R6 Shares	176,584,905
Institutional Service Class Shares	33,113,932

Total	$242,142,594

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,293,324
Class C Shares	957,657
Class R6 Shares	17,726,821
Institutional Service Class Shares	3,324,269

Total	24,302,071

79

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.94
Class C Shares (b)	$10.07
Class R6 Shares	$9.96
Institutional Service Class Shares	$9.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

80

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Loomis Short-Term Bond Fund
INVESTMENT INCOME:
Interest income	$3,879,072

Total Income	3,879,072

EXPENSES:
Investment advisory fees	437,379
Fund administration fees	69,156
Distribution fees Class A	28,670
Distribution fees Class C	36,379
Administrative servicing fees Class A	9,175
Administrative servicing fees Class C	3,395
Administrative servicing fees Institutional Service Class	10,405
Registration and filing fees	26,330
Professional fees	25,851
Printing fees	13,081
Trustee fees	4,257
Custodian fees	5,758
Accounting and transfer agent fees	11,862
Compliance program costs (Note 3)	608
Other	4,876

Total expenses before expenses reimbursed	687,182

Expenses reimbursed by adviser (Note 3)	(35,684)

Net Expenses	651,498

NET INVESTMENT INCOME	3,227,574

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	577,751
Expiration or closing of futures contracts (Note 2)	(355,228)

Net realized gains	222,523

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	4,583,868
Futures contracts (Note 2)	(329,587)

Net change in unrealized appreciation/depreciation	4,254,281

Net realized/unrealized gains	4,476,804

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,704,378

The accompanying notes are an integral part of these financial statements.

81

Statements of Changes in Net Assets

	Nationwide Loomis Short-Term Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,227,574	$5,746,088
Net realized gains (losses)	222,523	(1,686,936)
Net change in unrealized appreciation/depreciation	4,254,281	(2,982,467)

Change in net assets resulting from operations	7,704,378	1,076,685

Distributions to Shareholders From:
Distributable earnings:
Class A	(272,440)	(527,944)
Class C	(89,647)	(142,953)
Class R6	(2,384,662)	(4,413,672)
Institutional Service Class	(535,536)	(864,162)

Change in net assets from shareholder distributions	(3,282,285)	(5,948,731)

Change in net assets from capital transactions	(24,067,309)	(70,859,090)

Change in net assets	(19,645,216)	(75,731,136)

Net Assets:
Beginning of period	261,787,810	337,518,946

End of period	$242,142,594	$261,787,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,189,049	$5,371,857
Dividends reinvested	253,832	493,770
Cost of shares redeemed	(4,096,067)	(29,962,484)

Total Class A Shares	(1,653,186)	(24,096,857)

Class C Shares
Proceeds from shares issued	708,442	1,008,535
Dividends reinvested	85,236	134,868
Cost of shares redeemed	(1,261,759)	(4,773,482)

Total Class C Shares	(468,081)	(3,630,079)

Class R6 Shares
Proceeds from shares issued	7,938,578	8,044,763
Dividends reinvested	2,376,198	4,136,066
Cost of shares redeemed	(29,750,099)	(35,769,140)

Total Class R6 Shares	(19,435,323)	(23,588,311)

Institutional Service Class Shares
Proceeds from shares issued	20,238,327	19,278,419
Dividends reinvested	524,818	802,269
Cost of shares redeemed	(23,273,864)	(39,624,531)

Total Institutional Service Class Shares	(2,510,719)	(19,543,843)

Change in net assets from capital transactions	$(24,067,309)	$(70,859,090)

82

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Short-Term Bond Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	223,173	546,333
Reinvested	25,772	50,339
Redeemed	(417,648)	(3,039,990)

Total Class A Shares	(168,703)	(2,443,318)

Class C Shares
Issued	71,421	101,202
Reinvested	8,549	13,589
Redeemed	(126,907)	(480,006)

Total Class C Shares	(46,937)	(365,215)

Class R6 Shares
Issued	800,545	815,460
Reinvested	240,875	421,022
Redeemed	(3,032,564)	(3,642,094)

Total Class R6 Shares	(1,991,144)	(2,405,612)

Institutional Service Class Shares
Issued	2,061,516	1,960,454
Reinvested	53,180	81,668
Redeemed	(2,353,477)	(4,030,455)

Total Institutional Service Class Shares	(238,781)	(1,988,333)

Total change in shares	(2,445,565)	(7,202,478)

The accompanying notes are an integral part of these financial statements.

83

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Short-Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.77	0.11	0.18	0.29	(0.12)	(0.12)	$9.94	2.94%		$22,804,455	0.78%	2.33%	0.81%	48.58%
Year Ended October 31, 2018	$9.92	0.16	(0.14)	0.02	(0.17)	(0.17)	$9.77	0.24%		$24,048,565	0.78%	1.66%	0.80%	134.55%
Year Ended October 31, 2017	$9.99	0.10	(0.05)	0.05	(0.12)	(0.12)	$9.92	0.48%		$48,678,419	0.78%	1.03%	0.79%	48.34%
Year Ended October 31, 2016	$9.95	0.09	0.06	0.15	(0.11)	(0.11)	$9.99	1.49%		$71,125,657	0.77%	0.87%	0.78%	48.30%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.89	0.09	0.18	0.27	(0.09)	(0.09)	$10.07	2.75%		$9,639,302	1.27%	1.80%	1.30%	48.58%
Year Ended October 31, 2018	$10.04	0.11	(0.14)	(0.03)	(0.12)	(0.12)	$9.89	(0.26%	)	$9,932,901	1.27%	1.15%	1.28%	134.55%
Year Ended October 31, 2017	$10.11	0.05	(0.05)	–	(0.07)	(0.07)	$10.04	(0.03%	)	$13,758,670	1.28%	0.51%	1.28%	48.34%
Year Ended October 31, 2016	$10.07	0.04	0.06	0.10	(0.06)	(0.06)	$10.11	0.98%		$16,553,778	1.25%	0.38%	1.28%	48.30%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.79	0.13	0.17	0.30	(0.13)	(0.13)	$9.96	3.10%		$176,584,905	0.45%	2.66%	0.48%	48.58%
Year Ended October 31, 2018	$9.94	0.20	(0.14)	0.06	(0.21)	(0.21)	$9.79	0.57%		$192,943,772	0.45%	2.02%	0.47%	134.55%
Year Ended October 31, 2017	$10.01	0.14	(0.06)	0.08	(0.15)	(0.15)	$9.94	0.81%		$219,909,663	0.45%	1.36%	0.45%	48.34%
Year Ended October 31, 2016	$9.97	0.12	0.06	0.18	(0.14)	(0.14)	$10.01	1.82%		$238,167,319	0.45%	1.20%	0.45%	48.30%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Institutional Service Class Shares (k)
Six Months Ended April 30, 2019 (Unaudited)	$9.78	0.13	0.18	0.31	(0.13)	(0.13)	$9.96	3.18%		$33,113,932	0.50%	2.60%	0.53%	48.58%
Year Ended October 31, 2018	$9.94	0.19	(0.15)	0.04	(0.20)	(0.20)	$9.78	0.40%		$34,862,572	0.52%	1.91%	0.54%	134.55%
Year Ended October 31, 2017	$10.01	0.13	(0.06)	0.07	(0.14)	(0.14)	$9.94	0.73%		$55,172,194	0.53%	1.28%	0.53%	48.34%
Year Ended October 31, 2016	$9.96	0.11	0.07	0.18	(0.13)	(0.13)	$10.01	1.85%		$63,399,925	0.52%	1.12%	0.52%	48.30%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

84

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Money Market Fund (“Government Money Market”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Loomis Core Bond Fund (“Core Bond”)

- Nationwide Loomis Short Term Bond Fund (“Short Term Bond”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Investor Class, Service Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Government Money Market operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

85

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Each of the Funds is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are

86

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news

87

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$73,531,319	$—	$73,531,319
Collateralized Mortgage Obligations	—	23,196,690	—	23,196,690
Commercial Mortgage-Backed Securities	—	23,473,951	—	23,473,951
Corporate Bonds	—	139,130,776	—	139,130,776
Futures Contracts	726,069	—	—	726,069
Mortgage-Backed Securities	—	52,501,133	—	52,501,133
Municipal Bonds	—	1,569,612	—	1,569,612
U.S. Treasury Obligations	—	49,200,252	—	49,200,252
Total Assets	$726,069	$362,603,733	$—	$363,329,802
Liabilities:
Futures Contracts	$(510,930)	$—	$—	$(510,930)
Total Liabilities	$(510,930)	$—	$—	$(510,930)
Total	$215,139	$362,603,733	$—	$362,818,872

88

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$14,984,589	$—	$14,984,589
Collateralized Mortgage Obligations	—	14,459,304	—	14,459,304
Commercial Mortgage-Backed Securities	—	20,454,107	—	20,454,107
Corporate Bonds
Aerospace & Defense	—	10,701,888	—	10,701,888
Air Freight & Logistics	—	10,007,565	—	10,007,565
Auto Components	—	9,574,349	—	9,574,349
Banks	—	35,969,236	—	35,969,236
Biotechnology	—	11,607,854	—	11,607,854
Building Products	—	1,174,930	—	1,174,930
Capital Markets	—	30,198,222	—	30,198,222
Chemicals	—	17,636,941	—	17,636,941
Commercial Services & Supplies	—	13,301,942	—	13,301,942
Communications Equipment	—	132,034	—	132,034
Construction & Engineering	—	146,138	—	146,138
Consumer Finance	—	16,180,677	—	16,180,677
Containers & Packaging	—	5,627,012	—	5,627,012
Diversified Consumer Services	—	1,127,970	—	1,127,970
Diversified Financial Services	—	5,918,419	—	5,918,419
Diversified Telecommunication Services	—	1,580,879	—	1,580,879
Electric Utilities	—	12,457,606	—	12,457,606
Electronic Equipment, Instruments & Components	—	11,722,222	—	11,722,222
Energy Equipment & Services	—	6,600,075	—	6,600,075
Equity Real Estate Investment Trusts (REITs)	—	4,892,152	—	4,892,152
Food & Staples Retailing	—	6,760,117	—	6,760,117
Food Products	—	4,685,016	—	4,685,016
Health Care Equipment & Supplies	—	77,812	—	77,812
Health Care Providers & Services	—	11,302,192	—	11,302,192
Hotels, Restaurants & Leisure	—	22,289,097	—	22,289,097
Household Durables	—	2,172,701	—	2,172,701
Household Products	—	3,860,230	—	3,860,230
Independent Power and Renewable Electricity Producers	—	377,301	—	377,301
Industrial Conglomerates	—	10,795,455	—	10,795,455
Insurance	—	21,660,331	—	21,660,331
Interactive Media & Services	—	985,063	—	985,063
Internet & Direct Marketing Retail	—	4,365,392	—	4,365,392
Machinery	—	9,784,438	—	9,784,438
Media	—	8,085,675	—	8,085,675
Metals & Mining	—	5,121,150	—	5,121,150
Multiline Retail	—	5,021,603	—	5,021,603
Multi-Utilities	—	4,182,257	—	4,182,257
Oil, Gas & Consumable Fuels	—	75,960,162	—	75,960,162
Paper & Forest Products	—	6,321,500	—	6,321,500
Pharmaceuticals	—	8,277,252	—	8,277,252
Real Estate Management & Development	—	5,550,724	—	5,550,724
Road & Rail	—	19,094,356	—	19,094,356
Semiconductors & Semiconductor Equipment	—	6,543,786	—	6,543,786
Software	—	4,000,792	—	4,000,792
Specialty Retail	—	30,625,620	—	30,625,620

89

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Technology Hardware, Storage & Peripherals	$—	$14,779,186	$—	$14,779,186
Textiles, Apparel & Luxury Goods	—	12,622,327	—	12,622,327
Thrifts & Mortgage Finance	—	144,925	—	144,925
Tobacco	—	6,213,432	—	6,213,432
Trading Companies & Distributors	—	13,088,119	—	13,088,119
Wireless Telecommunication Services	—	5,547,265	—	5,547,265
Total Corporate Bonds	$—	$536,853,387	$—	$536,853,387
Mortgage-Backed Securities	—	339,967,118	—	339,967,118
Preferred Stocks
Consumer Finance	—	—	—	—
Insurance	5,988,954	—	—	5,988,954
Mortgage Real Estate Investment Trusts (REITs)	4,514,400	—	—	4,514,400
Thrifts & Mortgage Finance	382,550	—	—	382,550
Total Preferred Stocks	$10,885,904	$—	$—	$10,885,904
Repurchase Agreements	—	3,201,682	—	3,201,682
Short-Term Investment	191,061	—	—	191,061
U.S. Treasury Obligations	—	220,618,612	—	220,618,612
Total	$11,076,965	$1,150,538,799	$—	$1,161,615,764

Government Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	251,000,000	—	251,000,000
U.S. Government Agency Securities	—	239,678,154	—	239,678,154
U.S. Treasury Obligations	—	50,159,708	—	50,159,708
Total	$2,000,000	$540,837,862	$—	$542,837,862

Core Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$38,336,853	$—	$38,336,853
Collateralized Mortgage Obligations	—	74,799,432	580,212	75,379,644
Commercial Mortgage-Backed Securities	—	30,073,417	—	30,073,417
Corporate Bonds	—	174,872,892	—	174,872,892
Foreign Government Security	—	1,102,200	—	1,102,200
Futures Contracts	271,966	—	—	271,966
Mortgage-Backed Securities	—	35,617,873	—	35,617,873
Short-Term Investments	—	7,206,965	—	7,206,965
U.S. Treasury Obligations	—	40,441,965	—	40,441,965
Total Assets	$271,966	$402,451,597	$580,212	$403,303,775
Liabilities:
Futures Contracts	$(278,685)	$—	$—	$(278,685)
Total Liabilities	$(278,685)	$—	$—	$(278,685)
Total	$(6,719)	$402,451,597	$580,212	$403,025,090

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Short Term Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$42,155,939	$—	$42,155,939
Collateralized Mortgage Obligations	—	15,031,756	—	15,031,756
Commercial Mortgage-Backed Securities	—	5,745,424	—	5,745,424
Corporate Bonds	—	143,685,157	—	143,685,157
Foreign Government Security	—	1,626,561	—	1,626,561
Futures Contracts	10,138	—	—	10,138
Mortgage-Backed Securities	—	6,785,275	—	6,785,275
Short-Term Investment	—	4,599,743	—	4,599,743
U.S. Treasury Obligation	—	21,317,076	—	21,317,076
Total Assets	$10,138	$240,946,931	$—	$240,957,069
Liabilities:
Futures Contracts	$(135,842)	$—	$—	$(135,842)
Total Liabilities	$(135,842)	$—	$—	$(135,842)
Total	$(125,704)	$240,946,931	$—	$240,821,227

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Security	$—	$6,357,048	$—	$6,357,048
Collateralized Mortgage Obligations	—	2,474,957	—	2,474,957
Corporate Bond	—	1,993,497	—	1,993,497
Foreign Government Security	—	1,957,776	—	1,957,776
Futures Contracts	246,850	—	—	246,850
Mortgage-Backed Securities	—	2,883,357	—	2,883,357
U.S. Government Agency Securities	—	10,943,312	—	10,943,312
U.S. Treasury Obligations	—	202,821,265	—	202,821,265
Total Assets	$246,850	$229,431,212	$—	$229,678,062
Liabilities:
Futures Contracts	$(243,340)	$—	$—	$(243,340)
Total Liabilities	$(243,340)	$—	$—	$(243,340)
Total	$3,510	$229,431,212	$—	$229,434,722

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended April 30, 2019, Core Plus Bond held one corporate bond and one preferred stock investment that were categorized as Level 3 investments which were each valued at $0.

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The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Core Plus Bond

	Corporate Bonds	Total
Balance as of 10/31/2018	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Purchases	—	—
Sales	—	—
Change in Unrealized Appreciation/Depreciation	(11,772)	(11,772)
Transfers Into Level 3	11,772	11,772
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 4/30/2019*	$(11,772)	$(11,772)

Core Bond

	Collateralized Mortgage Obligations	Total
Balance as of 10/31/2018	$—	$—
Accrued Accretion/(Amortization)	(80)	(80)
Realized Gain (Loss)	(231)	(231)
Purchases	—	—
Sales	(17,146)	(17,146)
Change in Unrealized Appreciation/Depreciation	13,972	13,972
Transfers Into Level 3	583,697	583,697
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$580,212	$580,212
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 4/30/2019*	$13,972	$13,972

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.

Transfers into or out of Level 3 are generally due to a change in market value methodology. If a security was valued using the last quoted sales price from the local exchange on which it traded and applied a fair value factor received from an independent fair value pricing service, it resulted in a Level 2 classification. If the FVC determined a fair value for a security, it resulted in a Level 3 classification.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

Bond purchased put options on futures contracts. Such option investments are utilized to hedge against increases in interest rates. Bond also has long positions in options on foreign currency futures contracts, which are exchange-traded. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price.

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Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Bond’s options contracts written are disclosed in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written”.

Bond’s purchased options are disclosed in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

At April 30, 2019, Bond had no open option contracts.

(d)	Futures Contracts

Bond, Core Bond, Inflation-Protected Securities and Short Term Bond are subject to interest rate risk in the normal course of pursuing their objectives. Bond, Core Bond, Short Term Bond and Inflation-Protected Securities entered into financial futures contracts (“futures contracts”) to gain exposure to and/ or hedge against changes in interest rates. Futures contracts are

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contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Bond and Core Bond’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” Inflation-Protected Securities and Short Term Bond’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2019

Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$726,069
Total		$726,069
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(510,930)
Total		$(510,930)

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Inflation-Protected Securities

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$246,850
Total		$246,850
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(243,340)
Total		$(243,340)

Core Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$271,966
Total		$271,966
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(278,685)
Total		$(278,685)

Short-Term Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$10,138
Total		$10,138
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(135,842)
Total		$(135,842)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

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Notes to Financial Statements (Continued)

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The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

Bond

Realized Gains (Losses):

Total
Purchased Options
Interest rate risk	$(151,020)
Written Options
Interest rate risk	70,345
Futures Contracts
Interest rate risk	385,986
Total	$305,311

Inflation-Protected Securities

Realized Gains (Losses):

Total
Futures Contracts
Interest rate risk	$(318,044)
Total	$(318,044)

Core Bond

Realized Gains (Losses):

Total
Futures Contracts
Interest rate risk	$(429,982)
Total	$(429,982)

Short-Term Bond

Realized Gains (Losses):

Total
Futures Contracts
Interest rate risk	$(355,228)
Total	$(355,228)

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Notes to Financial Statements (Continued)

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Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2019

Bond

Unrealized Appreciation/Depreciation:

Total
Futures Contracts
Interest rate risk	$2,163,983
Total	$2,163,983

Inflation-Protected Securities

Unrealized Appreciation/Depreciation:

Total
Futures Contracts
Interest rate risk	$(177,425)
Total	$(177,425)

Core Bond

Unrealized Appreciation/Depreciation:

Total
Futures Contracts
Interest rate risk	$451,493
Total	$451,493

Short-Term Bond

Unrealized Appreciation/Depreciation:

Total
Futures Contracts
Interest rate risk	$(329,587)
Total	$(329,587)

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

Bond

Options:
Average Value Purchased	$12,500
Average Value Written	$3,125
Average Number of Purchased Option Contracts	57
Average Number of Written Option Contracts	86
Futures Contracts:
Average Notional Balance Long	$92,097,079
Average Notional Balance Short	$69,550,382

Inflation-Protected Securities

Futures Contracts:
Average Notional Balance Long	$22,649,738
Average Notional Balance Short	$27,002,748

Core Bond

Futures Contracts:
Average Notional Balance Long	$12,450,942
Average Notional Balance Short	$24,971,953

Short-Term Bond

Futures Contracts:
Average Notional Balance Long	$608,717
Average Notional Balance Short	$16,441,958

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At April 30, 2019, Bond, Core Bond, Short Term Bond and Inflation-Protected Securities have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.

(e)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date.

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Notes to Financial Statements (Continued)

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TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(f)	Securities Lending

During the six months ended April 30, 2019, Bond, Core Plus Bond and Core Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of repurchase agreements purchased with cash collateral were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Core Plus Bond	$3,392,743

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Funds’ total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and

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Notes to Financial Statements (Continued)

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BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At April 30, 2019, Bond and Core Bond did not have any portfolio securities on loan.

(g)	Joint Repurchase Agreements

During the six months ended April 30, 2019, Bond, Core Plus Bond and Core Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

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Notes to Financial Statements (Continued)

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At April 30, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Core Plus Bond	BNP Paribas Securities Corp.	$2,791,979	$—	$2,791,979	$(2,791,979)	$—
Core Plus Bond	Royal Bank of Canada	409,703	—	409,703	(409,703)	—
Total		$3,201,682	$—	$3,201,682	$(3,201,682)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

At April 30, 2019, Bond and Core Bond did not invest in any repurchase agreements.

During the six months ended April 30, 2019, Government Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $100,007,694, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 4/23/2020 - 1/1/2049; total market value $102,649,250.

Barclays Capital, Inc., 2.45%, dated 4/18/2019, due 5/17/2019, repurchase price $125,246,701, collateralized by U.S. Government Treasury Securities, ranging from 2.50% - 2.75%, maturing 5/31/2023 - 2/15/2045; total market value $127,748,555.

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Notes to Financial Statements (Continued)

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BNP Paribas SA, 2.50%, dated 3/27/2019, due 6/25/2019, repurchase price $65,406,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 3/1/2025 - 3/20/2049; total market value $66,710,683.

BNP Paribas SA, 2.49%, dated 3/11/2019, due 5/10/2019, repurchase price $50,207,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.50%, maturing 5/15/2019 - 3/1/2049; total market value $51,209,127.

BNP Paribas SA, 2.48%, dated 4/29/2019, due 7/29/2019, repurchase price $15,094,033, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.38%, maturing 5/23/2019 - 11/15/2048; total market value $15,394,780.

ING Financial Markets LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $305,623,514, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 7.00%, maturing 6/1/2019 - 6/1/2057; total market value $311,735,984.

Natixis Financial Products LLC, 2.47%, dated 4/2/2019, due 7/2/2019, repurchase price $50,312,181, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 6/6/2019 - 3/20/2049; total market value $51,806,339.

Natixis Financial Products LLC, 2.47%, dated 4/17/2019, due 7/17/2019, repurchase price $50,312,180, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.38%, maturing 8/15/2019 - 5/15/2046; total market value $51,314,576.

Natixis Financial Products LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $50,003,848, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.13%, maturing 5/31/2019 - 3/20/2049; total market value $51,334,160.

Wells Fargo Securities LLC, 2.77%, dated 4/30/2019, due 5/1/2019, repurchase price $200,015,389, collateralized by U.S. Government Agency Securities, ranging from 2.26% - 4.54%, maturing 10/25/2020 - 4/25/2051; total market value $206,015,851.

At April 30, 2019, Government Money Market’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Government Money Market	ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
Government Money Market	Barclays Capital, Inc.	30,000,000	—	30,000,000	(30,000,000)	—
Government Money Market	BNP Paribas SA	20,000,000	—	20,000,000	(20,000,000)	—
Government Money Market	BNP Paribas SA	15,000,000	—	15,000,000	(15,000,000)	—
Government Money Market	BNP Paribas SA	5,000,000	—	5,000,000	(5,000,000)	—
Government Money Market	ING Financial Markets LLC	48,000,000	—	48,000,000	(48,000,000)	—

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					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Government Money Market	Natixis Financial Products LLC	$13,000,000	$—	$13,000,000	$(13,000,000)	$—
Government Money Market	Natixis Financial Products LLC	15,000,000	—	15,000,000	(15,000,000)	—
Government Money Market	Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Government Money Market	Wells Fargo Securities LLC	30,000,000	—	30,000,000	(30,000,000)	—
Total		$251,000,000	$—	$251,000,000	$(251,000,000)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the

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estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Core Plus Bond, Government Money Market, Core Bond, and Short Term Bond and declared and paid quarterly for Inflation-Protected Securities. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust.

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Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of April 30, 2019, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”) (a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Money Market	Federated Investment Management Company
Inflation-Protected Securities	NWAM (a)
Core Bond	Loomis, Sayles & Company, LP
Short Term Bond	Loomis, Sayles & Company, LP
(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the six months ended April 30, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
Core Plus Bond (a)	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion up to $1.5 billion	0.40%
	$1.5 billion and more	0.39%
Government Money Market	Up to $1 billion	0.30%
	$1 billion up to $2 billion	0.28%
	$2 billion up to $5 billion	0.26%
	$5 billion and more	0.24%
Inflation-Protected Securities	Up to $1 billion	0.25%
	$1 billion and more	0.23%
Core Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%

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Fund	Fee Schedule	Advisory Fee (annual rate)
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
(a)	For the period March 1, 2019 through April 30, 2019.

Prior to March 1, 2019, under the terms of the Investment Advisory Agreement, Core Plus Bond paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Core Plus Bond (a)	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion and more	0.40%

For the six months ended April 30, 2019, the effective advisory fee rates before and after voluntary advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Voluntary* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Voluntary* Fee Waivers	Effective Advisory Fee Rate After Voluntary* Fee Waivers and Expense Reimbursements
Bond	0.40%	NA	0.33%
Core Plus Bond	0.43	0.42	0.42
Government Money Market	0.30	NA	0.30
Inflation-Protected Securities	0.25	NA	0.17
Core Bond	0.40	NA	0.40
Short Term Bond	0.35	NA	0.32

N/A — Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $1,910,539 during the six months ended April 30, 2019.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and

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other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44%
Core Plus Bond	All Classes	0.70
Government Money Market	Class R6	0.59
	Investor Shares	0.59
	Service Class	0.75	(a)
Inflation-Protected Securities	Class A	0.21	(b)
	Class R6	0.30
	Institutional Service Class	0.30
Core Bond	All Classes	0.65
Short Term Bond	All Classes	0.45
(a)	Effective through February 29, 2020, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.
(b)	Effective through December 31, 2019, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.21%.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2019, the cumulative potential reimbursements for the Funds, listed by period or year in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Six Months Ended April 30, 2019 Amount	Total
Bond	$213,875	$333,838	$270,795	$131,943	$950,451
Core Plus Bond	—	—	—	—	—
Government Money Market	—	—	543	141	684
Inflation-Protected Securities	67,406	169,094	212,067	95,763	544,330
Core Bond(a)	—	—	—	—	—
Short Term Bond(a)	—	9,796	54,951	35,684	100,431

Amounts designated as “—” are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer

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and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM earned $588,669 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Funds’ aggregate portion of such costs amounted to $7,190.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Money Market	N/A	N/A	N/A	0.15%
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Core Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

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Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Core Bond, Short Term Bond, and Inflation-Protected Securities Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $35,774. From these fees, NFD retained a portion amounting to $4,561.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, and Inflation-Protected Securities and 0.50% for Core Bond, and Short Term Bond. Class C CDSCs are 1.00% for Bond, Core Bond, and Short Term Bond. During the six months ended April 30, 2019, the Funds imposed CDSCs of $3. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Investor Shares, Institutional Service Class, and Service Class shares of each of the Funds.

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Investor Class	Service Class
Bond	0.03%	0.05%	0.01%	0.06%	N/A	N/A
Core Plus Bond	0.10	N/A	N/A	0.11	N/A	N/A
Government Money Market	N/A	N/A	N/A	N/A	0.05%	0.15%
Inflation-Protected Securities	0.11	N/A	N/A	0.12	N/A	N/A
Core Bond	0.16	0.08	N/A	0.25	N/A	N/A
Short Term Bond	0.08	0.07	N/A	0.05	N/A	N/A

N/A — Not Applicable.

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For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond	$15,297
Core Plus Bond	21,668
Government Money Market	81,503
Inflation-Protected Securities	20,022
Core Bond	453,163
Short Term Bond	22,975

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	85.63%
Core Plus Bond	86.37
Government Money Market	28.34
Inflation-Protected Securities	89.36
Core Bond	88.22
Short Term Bond	73.29

4.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust, excluding Government Money Market, and NVIT (together, the “Trusts”) entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on

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that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond	$47,007,911	$68,987,229
Core Plus Bond	627,337,433	655,307,769
Inflation-Protected Securities	6,352,614	24,497,698
Core Bond	253,595,706	263,718,402
Short Term Bond	120,213,083	146,852,541
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the six months ended April 30, 2019, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$6,936,938	$26,411,816
Core Plus Bond	290,486,049	334,278,148
Inflation-Protected Securities	—	23,168,737
Core Bond	75,686,849	62,049,283
Short Term Bond	45,315,310	34,134,453

Amounts designated as “—” are zero or have been rounded to zero.

6.  Portfolio Investment Risks

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of

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declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and

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other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a

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substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

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On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	51.01%	3	(a)
Core Plus Bond	26.19	2	(a)
Government Money Market	43.75	2
Inflation-Protected Securities	51.10	4	(a)
Core Bond	81.11	2	(a)
Short Term Bond	72.49	3	(a)
(a) All or a portion of the accounts are the accounts of affiliated funds.

10.  Merger

At close of business on December 1, 2017, Nationwide Core Plus Bond Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide High Yield Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the

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shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 2,444,701 shares of the Acquiring Fund, valued at $24,993,072, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $23,364,698 and identified cost of $22,972,516 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,216,925,715. The net assets of the Acquiring Fund immediately following the acquisition were $1,241,918,787. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class R6 and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide High Yield Bond Fund				$392,182
Class A	2,827,578	$16,686,333	$5.9013
Class C	658,129	3,904,599	5.9329
Class R6	651,084	3,865,760	5.9374
Institutional Service Class	90,211	536,380	5.9458
Acquiring Fund
Nationwide Core Plus Bond Fund				$3,949,287
Class A	481,662	$4,923,653	$10.2222
Class R6	116,903,021	1,195,740,439	10.2285
Institutional Service Class	1,589,281	16,261,623	10.2321
After Reorganization
Nationwide Core Plus Bond Fund				$4,341,469
Class A	2,496,003	$25,514,585	$10.2222
Class R6	117,280,959	1,199,606,199	10.2285
Institutional Service Class	1,641,702	16,798,003	10.2321

The following pro forma information for the six months ended April 30, 2019 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $39,503,127;
●	Net losses on investments $(12,966,359);
●	Net change in unrealized appreciation/depreciation $(46,963,150); and
●	Net decrease in net assets resulting from operations $(20,426,150).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of

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revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

At close of business on December 1, 2017, Nationwide Inflation-Protected Securities Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide Government Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 3,845,575 shares of the Acquiring Fund, valued at $37,682,265, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $37,383,873 and identified cost of $36,942,291 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $214,149,561. The net assets of the Acquiring Fund immediately following the acquisition were $251,831,826. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C and Class R shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide Government Bond Fund				$441,582
Class A	1,074,593	$10,657,212	$9.9174
Class C	32,850	325,647	9.9131
Class R	37,243	369,426	9.9195
Institutional Service Class	2,654,363	26,329,980	9.9195
Acquiring Fund
Nationwide Inflation-Protected Securities Fund				$(2,660,215)
Class A	113,437	$1,106,626	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	43,822	430,235	9.8177
After Reorganization
Nationwide Inflation-Protected Securities Fund				$(2,218,633)
Class A	1,277,125	$12,458,911	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	2,725,709	26,760,215	9.8177

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The following pro forma information for the six months ended April 30, 2019 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $6,231,721;
●	Net losses on investments $545,490;
●	Net change in unrealized appreciation/depreciation $(9,634,416); and
●	Net decrease in net assets resulting from operations $(2,857,205).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

11.  Federal Tax Information

As of April 30, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$359,342,324	$6,710,440	$(3,233,892)	$3,476,548
Core Plus Bond	1,161,371,343	12,106,634	(11,862,213)	244,421
Government Money Market	542,837,862	—	—	—
Inflation-Protected Securities	233,208,665	1,862,556	(5,636,499)	(3,773,943)
Core Bond	403,178,289	5,322,829	(5,476,028)	(153,199)
Short Term Bond	240,201,369	1,781,231	(1,161,373)	619,858

Amounts designated as “—” are zero or have been rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Nationwide Government Money Market Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Small Cap Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Nationwide Ziegler Equity Income Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions

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and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

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Most of the Funds listed above were shown to pay actual management fees and to have total expense ratios at levels at or lower than their peer medians, or within the third quintile of their peer groups, and to have experienced three-year performance at or above their peer medians or within the third quintile of their peer groups. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

The Trustees considered that certain Funds, including the Nationwide Amundi Global High Yield Fund, Nationwide Core Plus Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund, and Nationwide Small Company Growth Fund, although paying relatively high advisory fees, had overall acceptable expense arrangements, particularly in light of their favorable levels of investment performance shown to be within the first or second quintiles of their peer groups. As to the Nationwide International Small Cap Fund, Nationwide Long/Short Equity Fund and Nationwide Loomis All Cap Growth Fund, the Trustees considered that the Funds had been in operation for relatively short periods of time and determined that it would be appropriate to continue the Funds’ advisory agreements in place to allow for further consideration of their comparative expenses and performance in the future. As to the Nationwide Bond Fund and Nationwide Loomis Core Bond Fund, the Trustees considered that, although each Fund had experienced unfavorable relative investment performance over the three-year period, its investment performance had improved substantially in the one-year period. As to the Nationwide Diamond Hill Large Cap Concentrated Fund, the Trustees considered that, effective November 2017, a new Sub-Adviser replaced the former Sub-Adviser to the Fund and that, in connection with the change in Sub-Adviser, the Fund’s investment strategy was changed in March 2018 to permit the Fund to operate as a “non-diversified” fund.

The Trustees reviewed with the Adviser throughout the course of the year the expense level and yield of the Nationwide Government Money Market Fund, in light of changes to regulation of money market funds and related changes in money market fund pricing generally, and determined that the expense and yield information was consistent with the continuation of the Fund’s advisory agreement.

Each of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Loomis Short Term Bond Fund, and Nationwide U.S. Small Cap Value, while generally having acceptable expense arrangements, has experienced performance challenges. The Trustees considered that the sub-adviser to the Nationwide Loomis Short Term Bond Fund had been replaced in late 2017 and that each of the other Funds has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined to continue the advisory arrangements for those Funds in light of the recent change in the Nationwide Loomis Short term Bond Fund and the continuing performance review for each of the other Funds.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Nationwide Amundi Strategic Income Fund, Nationwide Emerging Markets Debt Fund and Nationwide Long/Short Equity, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds to determine whether breakpoints might become appropriate.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

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Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

123

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

124

Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

125

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

126

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

127

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

128

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

129

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

130

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

131

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

132

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

133

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

134

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Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-CFX  (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Technology & Science Fund

Nationwide Diamond Hill Large Cap Concentrated Fund

(formerly Nationwide HighMark Large Cap Core Equity Fund)

Nationwide Dynamic U.S. Growth Fund

(formerly Nationwide Growth Fund)

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund

Nationwide Ziegler Equity Income Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation1

Common Stocks	98.5%
Repurchase Agreements	0.9%
Exchange Traded Fund	0.5%
Short-Term Investment	0.1%
Other assets in excess of liabilities†	0.0%
100.0%

Top Industries2

Banks	13.5%
Equity Real Estate Investment Trusts (REITs)	7.4%
Electronic Equipment, Instruments & Components	4.8%
Machinery	4.3%
Thrifts & Mortgage Finance	4.0%
Biotechnology	3.9%
Construction & Engineering	3.7%
Chemicals	3.4%
Oil, Gas & Consumable Fuels	3.4%
IT Services	3.1%
Other Industries#	48.5%
100.0%

Top Holdings2

Portland General Electric Co.	1.6%
NorthWestern Corp.	1.4%
MGIC Investment Corp.	1.0%
CoreSite Realty Corp.	1.0%
Telephone & Data Systems, Inc.	1.0%
Radian Group, Inc.	1.0%
Black Hills Corp.	0.9%
Tredegar Corp.	0.9%
Popular, Inc.	0.9%
Insight Enterprises, Inc.	0.9%
Other Holdings#	89.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,047.40	7.31	1.44
	Hypothetical	(a)(b)	1,000.00	1,017.65	7.20	1.44
Class C Shares	Actual	(a)	1,000.00	1,044.60	10.90	2.15
	Hypothetical	(a)(b)	1,000.00	1,014.13	10.74	2.15
Class M Shares	Actual	(a)	1,000.00	1,049.30	5.44	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07
Class R6 Shares	Actual	(a)	1,000.00	1,049.50	5.44	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07
Institutional Service Class Shares	Actual	(a)	1,000.00	1,047.90	6.25	1.23
	Hypothetical	(a)(b)	1,000.00	1,018.70	6.16	1.23

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund

Common Stocks 98.5%

	Shares	Value

Aerospace & Defense 0.4%
Vectrus, Inc.*	5,800	$235,190

Air Freight & Logistics 0.2%
Radiant Logistics, Inc.*	21,300	139,302

Airlines 0.6%
JetBlue Airways Corp.*	20,500	380,275

Auto Components 2.2%
Dana, Inc.	27,100	528,450
Modine Manufacturing Co.*	23,300	344,607
Stoneridge, Inc.*	2,300	72,289
Tenneco, Inc., Class A	18,700	409,904
Tower International, Inc.	3,835	89,509

		1,444,759

Banks 13.5%
Associated Banc-Corp.	24,300	551,367
Bancorp, Inc. (The)*	18,000	183,780
Bank of Commerce Holdings	20,294	219,581
BankUnited, Inc.	13,100	479,198
Banner Corp.	5,000	265,100
Boston Private Financial Holdings, Inc.	19,900	227,855
Central Pacific Financial Corp.	17,900	537,179
Civista Bancshares, Inc.	13,500	297,000
Financial Institutions, Inc.	15,000	412,500
First Busey Corp.	5,300	136,952
First Hawaiian, Inc.	13,900	384,335
Hilltop Holdings, Inc.	4,300	90,429
IBERIABANK Corp.	6,600	524,700
International Bancshares Corp.	11,400	472,758
Lakeland Bancorp, Inc.	13,200	218,592
Mercantile Bank Corp.	6,100	206,180
MidWestOne Financial Group, Inc.	12,201	343,824
Northrim Bancorp, Inc.	7,817	277,425
OFG Bancorp	24,800	500,464
Old Second Bancorp, Inc.	18,820	249,365
Peoples Bancorp, Inc.	2,900	94,772
Popular, Inc.	9,900	571,329
Premier Financial Bancorp, Inc.	9,456	156,781
Republic Bancorp, Inc., Class A	1,000	47,260
Shore Bancshares, Inc.	11,300	178,879
Sierra Bancorp	6,900	182,574
Synovus Financial Corp.	14,800	545,528
TCF Financial Corp.	22,000	486,860

		8,842,567

Biotechnology 3.9%
Aduro Biotech, Inc.*	25,000	102,250
Akebia Therapeutics, Inc.*	14,900	89,996
Alpine Immune Sciences, Inc.*	100	636
Arcus Biosciences, Inc.*	13,300	129,276
Ardelyx, Inc.*	17,141	58,279
Arrowhead Pharmaceuticals, Inc.*	18,600	334,428
BioSpecifics Technologies Corp.*	3,000	201,000
Deciphera Pharmaceuticals, Inc.*	3,700	85,100
Dicerna Pharmaceuticals, Inc.*	13,100	169,776
Eagle Pharmaceuticals, Inc.*	1,300	66,833
Esperion Therapeutics, Inc.* (a)	1,700	73,270
Five Prime Therapeutics, Inc.*	14,000	155,120
Jounce Therapeutics, Inc.*	22,800	129,504

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Kura Oncology, Inc.*	8,500	$128,690
Rocket Pharmaceuticals, Inc.*	5,600	103,936
Sangamo Therapeutics, Inc.*	26,100	305,109
Translate Bio, Inc.*	13,200	128,040
Veracyte, Inc.*	3,000	68,610
Viking Therapeutics, Inc.* (a)	28,900	226,287

		2,556,140

Building Products 1.6%
CSW Industrials, Inc.*	2,600	155,870
Masonite International Corp.*	8,300	427,367
Resideo Technologies, Inc.*	21,300	483,510

		1,066,747

Capital Markets 0.4%
Ashford, Inc.*	2,813	155,840
Victory Capital Holdings, Inc., Class A*	7,836	129,216

		285,056

Chemicals 3.4%
Cabot Corp.	8,500	385,730
FutureFuel Corp.	29,000	426,010
Huntsman Corp.	18,300	406,992
Kraton Corp.*	13,200	433,224
Tredegar Corp.	33,600	605,472

		2,257,428

Commercial Services & Supplies 2.7%
ACCO Brands Corp.	56,300	514,582
Acme United Corp.	7,500	155,025
Herman Miller, Inc.	2,500	97,050
Knoll, Inc.	10,000	218,400
Matthews International Corp., Class A	10,850	434,651
SP Plus Corp.*	5,800	200,216
Steelcase, Inc., Class A	10,100	174,629

		1,794,553

Communications Equipment 0.8%
Comtech Telecommunications Corp.	6,900	162,357
NETGEAR, Inc.*	7,200	223,416
TESSCO Technologies, Inc.	8,100	150,174

		535,947

Construction & Engineering 3.7%
Arcosa, Inc.	13,700	426,481
Construction Partners, Inc., Class A*	5,300	69,430
EMCOR Group, Inc.	6,100	513,254
Granite Construction, Inc.	6,100	273,829
Great Lakes Dredge & Dock Corp.*	22,500	230,175
KBR, Inc.	14,100	313,302
Limbach Holdings, Inc.*	21,300	193,404
Quanta Services, Inc.	10,400	422,240

		2,442,115

Consumer Finance 1.6%
Consumer Portfolio Services, Inc.*	4,500	15,840
Navient Corp.	34,500	466,095
OneMain Holdings, Inc.	11,800	400,846
Regional Management Corp.*	7,400	183,298

		1,066,079

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Containers & Packaging 0.5%
Graphic Packaging Holding Co.	23,700	$328,956

Diversified Consumer Services 0.9%
Career Education Corp.*	13,600	246,840
Carriage Services, Inc.	6,600	115,830
K12, Inc.*	8,100	243,972

		606,642

Diversified Telecommunication Services 0.2%
Alaska Communications Systems Group, Inc.*	50,410	87,713
IDT Corp., Class B*	8,700	61,944

		149,657

Electric Utilities 1.9%
Genie Energy Ltd., Class B	22,200	192,918
Portland General Electric Co.	20,600	1,077,586

		1,270,504

Electrical Equipment 0.6%
Atkore International Group, Inc.*	14,500	359,020

Electronic Equipment, Instruments & Components 4.8%
Anixter International, Inc.*	7,200	452,664
Avnet, Inc.	6,600	320,826
Bel Fuse, Inc., Class B	8,294	196,568
Coda Octopus Group, Inc.*	5,400	82,620
Insight Enterprises, Inc.*	10,000	565,800
Jabil, Inc.	16,900	510,549
Napco Security Technologies, Inc.*	8,200	203,196
PC Connection, Inc.	4,500	167,220
PCM, Inc.*	7,000	193,130
ScanSource, Inc.*	11,550	434,857

		3,127,430

Energy Equipment & Services 1.1%
National Energy Services Reunited Corp.*	19,000	200,830
ProPetro Holding Corp.*	17,300	382,849
Smart Sand, Inc.* (a)	39,100	153,663

		737,342

Entertainment 0.4%
Cinedigm Corp., Class A* (a)	46,100	88,512
Marcus Corp. (The)	4,500	169,290

		257,802

Equity Real Estate Investment Trusts (REITs) 7.4%
Agree Realty Corp.	4,800	314,256
Brandywine Realty Trust	18,600	286,254
BRT Apartments Corp.	18,555	260,327
CareTrust REIT, Inc.	10,900	264,325
CoreSite Realty Corp.	6,100	667,401
Cousins Properties, Inc.	34,300	328,251
First Industrial Realty Trust, Inc.	9,100	320,957
Getty Realty Corp.	9,600	311,328
Jernigan Capital, Inc.	15,800	332,906
NexPoint Residential Trust, Inc.	9,400	352,406
PS Business Parks, Inc.	1,500	230,430
Rexford Industrial Realty, Inc.	8,700	329,643
STAG Industrial, Inc.	11,000	316,580
Sunstone Hotel Investors, Inc.	14,700	211,680

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UMH Properties, Inc.	22,600	$317,530

		4,844,274

Food & Staples Retailing 0.4%
Ingles Markets, Inc., Class A	5,500	150,975
Performance Food Group Co.*	3,400	139,230

		290,205

Food Products 1.7%
Coffee Holding Co., Inc.*	17,503	89,090
Fresh Del Monte Produce, Inc.	15,300	451,503
John B Sanfilippo & Son, Inc.	1,890	136,288
Nomad Foods Ltd.*	20,300	422,240

		1,099,121

Health Care Equipment & Supplies 1.9%
Accuray, Inc.*	21,300	88,182
AngioDynamics, Inc.*	8,700	178,698
Apyx Medical Corp.*	15,722	78,453
Cardiovascular Systems, Inc.*	2,800	99,512
Ekso Bionics Holdings, Inc.*	25,100	55,220
FONAR Corp.*	5,238	103,922
Lantheus Holdings, Inc.*	3,800	91,808
Pro-Dex, Inc.*	3,900	67,002
SeaSpine Holdings Corp.*	9,400	138,462
Sientra, Inc.*	19,400	163,348
Tactile Systems Technology, Inc.*	4,200	208,992

		1,273,599

Health Care Providers & Services 0.8%
National Research Corp.	2,500	98,950
R1 RCM, Inc.*	28,600	299,442
Sharps Compliance Corp.*	7,322	24,748
Triple-S Management Corp., Class B*	5,200	118,144

		541,284

Health Care Technology 0.7%
Computer Programs & Systems, Inc.	5,500	167,145
MTBC, Inc.*	42,097	218,063
Simulations Plus, Inc.	1,900	42,807

		428,015

Hotels, Restaurants & Leisure 0.1%
Lindblad Expeditions Holdings, Inc.*	3,700	59,977

Household Durables 0.2%
Universal Electronics, Inc.*	4,000	152,200

Independent Power and Renewable Electricity Producers 0.2%
Atlantic Power Corp.*	58,600	135,366

Insurance 2.7%
Assurant, Inc.	5,500	522,500
CNO Financial Group, Inc.	10,500	173,775
Employers Holdings, Inc.	4,300	184,556
FedNat Holding Co.	9,900	161,073
Old Republic International Corp.	4,100	91,676
Stewart Information Services Corp.	8,100	344,331
Third Point Reinsurance Ltd.*	23,500	272,835

		1,750,746

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 0.5%
Meet Group, Inc. (The)*	41,794	$232,375
QuinStreet, Inc.*	6,000	85,620

		317,995

Internet & Direct Marketing Retail 0.5%
1-800-Flowers.com, Inc., Class A*	8,900	189,481
Liberty Expedia Holdings, Inc., Class A*	3,200	148,544

		338,025

IT Services 3.1%
Carbonite, Inc.*	7,300	179,069
Conduent, Inc.*	32,800	420,824
Everi Holdings, Inc.*	15,200	156,408
Perficient, Inc.*	500	14,720
Presidio, Inc.	18,600	279,372
Sykes Enterprises, Inc.*	15,200	421,800
TTEC Holdings, Inc.	15,500	565,130

		2,037,323

Leisure Products 0.8%
Brunswick Corp.	7,800	399,438
Clarus Corp.	9,100	122,122

		521,560

Life Sciences Tools & Services 0.2%
Fluidigm Corp.*	8,900	122,286

Machinery 4.3%
Commercial Vehicle Group, Inc.*	23,100	206,052
Crane Co.	4,900	416,745
Global Brass & Copper Holdings, Inc.	1,900	82,441
LB Foster Co., Class A*	7,900	169,771
LS Starrett Co. (The), Class A*	12,800	92,288
Milacron Holdings Corp.*	29,600	432,456
Oshkosh Corp.	4,400	363,396
Park-Ohio Holdings Corp.	5,700	208,791
SPX FLOW, Inc.*	10,600	380,964
Timken Co. (The)	9,400	450,730

		2,803,634

Marine 0.8%
Matson, Inc.	12,800	507,008

Media 0.5%
Entercom Communications Corp., Class A	25,000	172,000
TEGNA, Inc.	10,700	170,344

		342,344

Metals & Mining 0.3%
Ryerson Holding Corp.*	21,500	185,975

Mortgage Real Estate Investment Trusts (REITs) 1.2%
Arbor Realty Trust, Inc.	17,000	232,220
Ladder Capital Corp.	18,100	314,940
PennyMac Mortgage Investment Trust	12,300	258,300

		805,460

Multi-Utilities 2.3%
Black Hills Corp.	8,470	616,277

Common Stocks (continued)

	Shares	Value

Multi-Utilities (continued)
NorthWestern Corp.	12,800	$894,080

		1,510,357

Oil, Gas & Consumable Fuels 3.4%
Contura Energy, Inc.*	7,600	428,260
Midstates Petroleum Co., Inc.*	32,700	417,579
Ring Energy, Inc.*	22,500	116,550
Roan Resources, Inc.*	77,000	436,590
Talos Energy, Inc.*	4,700	139,590
Vertex Energy, Inc.*	43,000	68,370
W&T Offshore, Inc.*	38,600	246,268
Whiting Petroleum Corp.*	13,400	367,026

		2,220,233

Paper & Forest Products 1.4%
Domtar Corp.	9,300	454,770
Schweitzer-Mauduit International, Inc.	12,200	433,954

		888,724

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	2,000	101,740

Pharmaceuticals 1.8%
ANI Pharmaceuticals, Inc.*	2,800	198,744
Collegium Pharmaceutical, Inc.*	11,000	153,230
Cymabay Therapeutics, Inc.*	19,100	244,671
Marinus Pharmaceuticals, Inc.* (a)	33,000	163,020
Prestige Consumer Healthcare, Inc.*	8,200	241,244
SCYNEXIS, Inc.*	130,000	202,800

		1,203,709

Professional Services 2.0%
Barrett Business Services, Inc.	2,600	189,436
CRA International, Inc.	4,400	229,152
DLH Holdings Corp.*	16,700	104,375
Kelly Services, Inc., Class A	18,300	407,358
Korn Ferry	8,400	394,968

		1,325,289

Road & Rail 0.2%
Universal Logistics Holdings, Inc.	5,859	143,077

Semiconductors & Semiconductor Equipment 1.8%
inTEST Corp.*	55,240	365,689
Kulicke & Soffa Industries, Inc.	8,500	197,795
Photronics, Inc.*	18,000	168,120
Xperi Corp.	18,550	460,967

		1,192,571

Software 1.6%
Digital Turbine, Inc.* (a)	66,700	252,126
Issuer Direct Corp.	8,702	109,993
NetSol Technologies, Inc.*	14,400	104,544
Progress Software Corp.	9,100	415,051
Upland Software, Inc.*	3,400	158,066

		1,039,780

Specialty Retail 1.1%
America’s Car-Mart, Inc.*	1,800	178,290
Destination XL Group, Inc.*	32,603	68,792

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Sonic Automotive, Inc., Class A	22,300	$451,129

		698,211

Technology Hardware, Storage & Peripherals 0.4%
AstroNova, Inc.	6,300	157,626
TransAct Technologies, Inc.	10,200	96,084

		253,710

Textiles, Apparel & Luxury Goods 1.6%
Columbia Sportswear Co.	2,335	233,430
Jerash Holdings US, Inc.	14,966	106,708
Rocky Brands, Inc.	6,696	170,815
Steven Madden Ltd.	9,600	348,960
Vera Bradley, Inc.*	13,900	170,692

		1,030,605

Thrifts & Mortgage Finance 4.0%
First Defiance Financial Corp.	1,500	44,265
Flagstar Bancorp, Inc.	9,900	353,925
FS Bancorp, Inc.	5,396	278,919
MGIC Investment Corp.*	46,400	679,296
Radian Group, Inc.	26,700	625,314
Riverview Bancorp, Inc.	24,800	184,016
Timberland Bancorp, Inc.	3,255	101,556
Walker & Dunlop, Inc.	6,000	329,700

		2,596,991

Tobacco 0.7%
Universal Corp.	8,100	436,266

Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	7,000	419,580
WESCO International, Inc.*	6,600	377,784

		797,364

Water Utilities 0.1%
Artesian Resources Corp., Class A	2,553	92,623

Wireless Telecommunication Services 1.0%
Telephone & Data Systems, Inc.	20,600	656,728

Total Common Stocks (cost $60,666,353)		64,627,886

Exchange Traded Fund 0.5%
Vanguard Small-Cap Value ETF	2,600	347,776

Total Exchange Traded Fund (cost $337,953)		347,776

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	36,953	$36,953

Total Short-Term Investment (cost $36,953)		36,953

Repurchase Agreements 0.9%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $540,036, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $551,186. (c)(d)	$539,995	539,995
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $79,246, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $80,825. (c)(d)	79,240	79,240

Total Repurchase Agreements (cost $619,235)		619,235

Total Investments (cost $61,660,494) — 100.0%		65,631,850

Other assets in excess of liabilities — 0.0%†		3,251

NET ASSETS — 100.0%		$65,635,101

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $608,225, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $36,953 and $619,235, respectively, a total value of $656,188.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $656,188.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund
Assets:
Investment securities, at value* (cost $61,041,259)	$65,012,615
Repurchase agreements, at value (cost $619,235)	619,235
Cash	729,953
Interest and dividends receivable	15,996
Security lending income receivable	685
Receivable for investments sold	1,525,041
Reimbursement from investment adviser (Note 3)	1,998
Prepaid expenses	48,047

Total Assets	67,953,570

Liabilities:
Payable for investments purchased	1,548,071
Payable for capital shares redeemed	21,764
Payable upon return of securities loaned (Note 2)	656,188
Accrued expenses and other payables:
Investment advisory fees	40,161
Fund administration fees	22,080
Distribution fees	261
Administrative servicing fees	166
Accounting and transfer agent fees	4,185
Trustee fees	222
Custodian fees	796
Compliance program costs (Note 3)	101
Professional fees	13,540
Printing fees	6,765
Other	4,169

Total Liabilities	2,318,469

Net Assets	$65,635,101

Represented by:
Capital	$64,390,205
Total distributable earnings (loss)	1,244,896

Net Assets	$65,635,101

Net Assets:
Class A Shares	$427,247
Class C Shares	200,345
Class M Shares	64,828,542
Class R6 Shares	11,852
Institutional Service Class Shares	167,115

Total	$65,635,101

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	37,114
Class C Shares	19,089
Class M Shares	5,621,772
Class R6 Shares	1,028
Institutional Service Class Shares	14,466

Total	5,693,469

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.51
Class C Shares (b)	$10.50
Class M Shares	$11.53
Class R6 Shares	$11.53
Institutional Service Class Shares	$11.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.21

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $608,225 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$657,996
Interest income	14,131
Income from securities lending (Note 2)	2,133
Foreign tax withholding	(892)

Total Income	673,368

EXPENSES:
Investment advisory fees	251,141
Fund administration fees	49,563
Distribution fees Class A	550
Distribution fees Class C	939
Administrative servicing fees Class A	257
Administrative servicing fees Class C	77
Administrative servicing fees Institutional Service Class	133
Registration and filing fees	31,569
Professional fees	15,011
Printing fees	7,059
Trustee fees	1,195
Custodian fees	1,598
Accounting and transfer agent fees	7,671
Compliance program costs (Note 3)	157
Other	2,924

Total expenses before expenses reimbursed	369,844

Expenses reimbursed by adviser (Note 3)	(9,752)

Net Expenses	360,092

NET INVESTMENT INCOME	313,276

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(2,594,294)
Net change in unrealized appreciation/depreciation in the value of investment securities	3,061,272

Net realized/unrealized gains	466,978

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$780,254

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$313,276	$819,438
Net realized gains (losses)	(2,594,294)	7,860,917
Net change in unrealized appreciation/depreciation	3,061,272	(16,104,814)

Change in net assets resulting from operations	780,254	(7,424,459)

Distributions to Shareholders From:
Distributable earnings:
Class A	(48,958)	(66,896)
Class C	(22,615)	(32,783)
Class M	(8,404,715)	(10,204,573)
Class R6	(1,246)	(1,514)
Institutional Service Class	(19,274)	(65,846)

Change in net assets from shareholder distributions	(8,496,808)	(10,371,612)

Change in net assets from capital transactions	(12,411,322)	3,018,208

Change in net assets	(20,127,876)	(14,777,863)

Beginning of period	85,762,977	100,540,840

End of period	$65,635,101	$85,762,977

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$70,431	$41,782
Dividends reinvested	44,806	62,324
Cost of shares redeemed	(103,499)	(298,363)

Total Class A Shares	11,738	(194,257)

Class C Shares
Proceeds from shares issued	4,685	37,904
Dividends reinvested	21,483	31,671
Cost of shares redeemed	(2,352)	(101,289)

Total Class C Shares	23,816	(31,714)

Class M Shares
Proceeds from shares issued	5,365,246	6,323,024
Dividends reinvested	6,139,079	7,415,506
Cost of shares redeemed	(23,962,216)	(9,983,111)

Total Class M Shares	(12,457,891)	3,755,419

Class R6 Shares
Proceeds from shares issued	235	–
Dividends reinvested	1,246	1,514
Cost of shares redeemed	–	(2,700)

Total Class R6 Shares	1,481	(1,186)

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$44,701	$27,764
Dividends reinvested	19,274	37,692
Cost of shares redeemed	(54,441)	(575,510)

Total Institutional Service Class Shares	9,534	(510,054)

Change in net assets from capital transactions	$(12,411,322)	$3,018,208

SHARE TRANSACTIONS:
Class A Shares
Issued	6,282	3,008
Reinvested	4,512	4,576
Redeemed	(9,179)	(21,562)

Total Class A Shares	1,615	(13,978)

Class C Shares
Issued	476	2,680
Reinvested	2,366	2,502
Redeemed	(242)	(8,097)

Total Class C Shares	2,600	(2,915)

Class M Shares
Issued	484,576	465,762
Reinvested	617,614	544,131
Redeemed	(2,252,877)	(728,933)

Total Class M Shares	(1,150,687)	280,960

Class R6 Shares
Issued	20	–
Reinvested	126	111
Redeemed	–	(193)

Total Class R6 Shares	146	(82)

Institutional Service Class Shares
Issued	3,741	2,038
Reinvested	1,935	2,765
Redeemed	(4,988)	(41,181)

Total Institutional Service Class Shares	688	(36,378)

Total change in shares	(1,145,638)	227,607

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.53	0.03	0.35	0.38	(0.07)	(1.33)	(1.40)	$11.51	4.74%		$427,247	1.44%	0.57%		1.47%	103.14%
Year Ended October 31, 2018	$15.21	0.08	(1.22)	(1.14)	(0.06)	(1.48)	(1.54)	$12.53	(8.35%	)	$444,873	1.35%	0.57%		1.35%	138.27%
Year Ended October 31, 2017	$12.43	0.04	2.80	2.84	(0.06)	–	(0.06)	$15.21	22.90%		$752,352	1.32%	0.30%		1.32%	115.05%
Year Ended October 31, 2016	$12.13	0.08	0.30	0.38	(0.08)	–	(0.08)	$12.43	3.16%	(h)	$853,608	1.36%	0.67%		1.36%	95.42%
Year Ended October 31, 2015	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	$12.13	0.01%	(h)	$825,797	1.36%	0.65%		1.36%	160.34%
Period Ended October 31, 2014 (i)	$13.24	0.01	0.48	0.49	–	–	–	$13.73	3.70%	(h)	$1,846,817	1.38%	0.22%		1.38%	80.17%
Year Ended July 31, 2014	$14.97	0.06	1.24	1.30	(0.12)	(2.91)	(3.03)	$13.24	10.00%	(h)	$1,102,616	1.37%	0.46%		1.38%	286.05%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.57	(0.01)	0.32	0.31	(0.05)	(1.33)	(1.38)	$10.50	4.46%	(h)	$200,345	2.15%	(0.16%	)	2.19%	103.14%
Year Ended October 31, 2018	$14.24	(0.03)	(1.13)	(1.16)	(0.03)	(1.48)	(1.51)	$11.57	(9.06%	)(h)	$190,845	2.12%	(0.23%	)	2.12%	138.27%
Year Ended October 31, 2017	$11.70	(0.06)	2.63	2.57	(0.03)	–	(0.03)	$14.24	22.01%		$276,274	2.09%	(0.49%	)	2.09%	115.05%
Year Ended October 31, 2016	$11.51	–	0.26	0.26	(0.07)	–	(0.07)	$11.70	2.27%		$221,484	2.11%	(0.02%	)	2.13%	95.42%
Year Ended October 31, 2015	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	$11.51	(0.56%	)	$401,139	2.06%	(0.06%	)	2.06%	160.34%
Period Ended October 31, 2014 (i)	$12.65	(0.01)	0.44	0.43	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%	)	2.11%	80.17%
Year Ended July 31, 2014	$14.55	(0.02)	1.19	1.17	(0.16)	(2.91)	(3.07)	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%

Class M Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.54	0.05	0.35	0.40	(0.08)	(1.33)	(1.41)	$11.53	4.93%		$64,828,542	1.07%	0.94%		1.10%	103.14%
Year Ended October 31, 2018	$15.21	0.12	(1.21)	(1.09)	(0.10)	(1.48)	(1.58)	$12.54	(8.02%	)	$84,943,067	1.01%	0.88%		1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.09	2.80	2.89	(0.10)	–	(0.10)	$15.21	23.29%		$98,734,045	1.00%	0.62%		1.00%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$83,335,874	1.04%	1.00%		1.04%	95.42%
Year Ended October 31, 2015	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	$12.12	0.44%		$83,363,710	0.99%	1.02%		0.99%	160.34%
Period Ended October 31, 2014 (i)	$13.20	0.02	0.48	0.50	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.12	1.23	1.35	(0.19)	(2.91)	(3.10)	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund (continued)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$12.54	0.05	0.35	0.40	(0.08)	(1.33)	(1.41)	$11.53	4.95%		$11,852	1.07%	0.91%	1.11%	103.14%
Year Ended October 31, 2018	$15.20	0.12	(1.20)	(1.08)	(0.10)	(1.48)	(1.58)	$12.54	(7.95%	)	$11,059	1.01%	0.89%	1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.08	2.80	2.88	(0.10)	–	(0.10)	$15.20	23.21%		$14,652	0.99%	0.57%	0.99%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$11,885	1.03%	1.00%	1.03%	95.42%
Year Ended October 31, 2015	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	$12.12	0.51%		$11,490	0.98%	1.03%	0.98%	160.34%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.48	0.50	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%	1.10%	80.17%
Period Ended July 31, 2014 (k)	$14.97	0.09	1.23	1.32	(0.19)	(2.91)	(3.10)	$13.19	10.15%		$11,017	0.99%	0.76%	0.99%	286.05%

Institutional Service Class Shares (I)
Six Months Ended April 30, 2019 (Unaudited)	$12.57	0.04	0.34	0.38	(0.07)	(1.33)	(1.40)	$11.55	4.79%		$167,115	1.23%	0.76%	1.26%	103.14%
Year Ended October 31, 2018	$15.22	0.11	(1.21)	(1.10)	(0.07)	(1.48)	(1.55)	$12.57	(8.08%	)	$173,133	1.16%	0.79%	1.16%	138.27%
Year Ended October 31, 2017	$12.44	0.07	2.79	2.86	(0.08)	–	(0.08)	$15.22	23.05%		$763,517	1.12%	0.50%	1.12%	115.05%
Year Ended October 31, 2016	$12.14	0.08	0.33	0.41	(0.11)	–	(0.11)	$12.44	3.41%		$968,623	1.14%	0.66%	1.14%	95.42%
Year Ended October 31, 2015	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	$12.14	0.61%		$177,910	0.90%	1.09%	0.90%	160.34%
Period Ended October 31, 2014 (i)	$13.22	0.02	0.47	0.49	–	–	–	$13.71	3.71%	(h)	$292,928	1.11%	0.50%	1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.10	1.23	1.33	(0.15)	(2.91)	(3.06)	$13.22	10.23%	(h)	$433,029	1.14%	0.75%	1.16%	286.05%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(I)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation1

Common Stocks	100.9%
Repurchase Agreements	0.8%
Short-Term Investment†	0.0%
Liabilities in excess of other assets	(1.7)%
100.0%

Top Industries2

Software	19.7%
IT Services	15.6%
Semiconductors & Semiconductor Equipment	15.5%
Interactive Media & Services	12.4%
Technology Hardware, Storage & Peripherals	9.8%
Biotechnology	6.6%
Electronic Equipment, Instruments & Components	5.1%
Communications Equipment	4.8%
Internet & Direct Marketing Retail	4.1%
Entertainment	3.5%
Other Industries#	2.9%
100.0%

Top Holdings2

Microsoft Corp.	8.0%
Alphabet, Inc., Class A	5.1%
Facebook, Inc., Class A	4.9%
Cisco Systems, Inc.	4.8%
Apple, Inc.	4.6%
Adobe, Inc.	4.1%
Amazon.com, Inc.	4.1%
Texas Instruments, Inc.	3.1%
NetApp, Inc.	3.1%
DXC Technology Co.	3.1%
Other Holdings#	55.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,147.80	6.76	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.36	1.27
Class C Shares	Actual	(a)	1,000.00	1,143.40	10.89	2.05
	Hypothetical	(a)(b)	1,000.00	1,014.63	10.24	2.05
Class M Shares	Actual	(a)	1,000.00	1,149.70	5.12	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.03	4.81	0.96
Class R6 Shares	Actual	(a)	1,000.00	1,149.60	5.12	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.03	4.81	0.96
Institutional Service Class Shares	Actual	(a)	1,000.00	1,148.90	5.70	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bailard Technology & Science Fund

Common Stocks 100.9%

	Shares	Value

Biotechnology 6.7%
Acceleron Pharma, Inc.*	10,400	$423,592
Alnylam Pharmaceuticals, Inc.*	3,500	312,690
Apellis Pharmaceuticals, Inc.*	15,000	297,150
Arcus Biosciences, Inc.*	25,000	243,000
Arena Pharmaceuticals, Inc.*	11,000	503,250
Array BioPharma, Inc.*	21,200	479,332
Biogen, Inc.*	900	206,316
BioMarin Pharmaceutical, Inc.*	4,000	342,120
Bluebird Bio, Inc.* (a)	2,000	283,660
Celgene Corp.*	4,000	378,640
Esperion Therapeutics, Inc.* (a)	10,000	431,000
FibroGen, Inc.*	10,000	467,300
Gilead Sciences, Inc.	4,600	299,184
Global Blood Therapeutics, Inc.*	7,900	437,660
Ionis Pharmaceuticals, Inc.*	5,800	431,114
Kura Oncology, Inc.*	30,000	454,200
Marker Therapeutics, Inc.* (a)	31,000	163,680
MEI Pharma, Inc.*	107,792	338,467
Neurocrine Biosciences, Inc.*	4,900	353,976
Sage Therapeutics, Inc.*	1,700	285,991
Sangamo Therapeutics, Inc.*	33,000	385,770
Spark Therapeutics, Inc.*	4,000	426,760
Vertex Pharmaceuticals, Inc.*	2,200	371,756
Viking Therapeutics, Inc.* (a)	34,000	266,220
Xencor, Inc.*	11,000	337,810

		8,920,638

Communications Equipment 4.8%
Cisco Systems, Inc.	114,970	6,432,572

Electronic Equipment, Instruments & Components 5.2%
Flex Ltd.*	64,470	711,749
Insight Enterprises, Inc.*	29,500	1,669,110
TE Connectivity Ltd.	21,005	2,009,128
Tech Data Corp.*	23,200	2,473,352

		6,863,339

Entertainment 3.6%
Activision Blizzard, Inc.	50,000	2,410,500
Electronic Arts, Inc.*	24,650	2,333,122

		4,743,622

Household Durables 1.8%
Sony Corp., ADR-JP	46,800	2,357,316

Interactive Media & Services 12.6%
Alphabet, Inc., Class A*	5,780	6,929,989
Alphabet, Inc., Class C*	2,646	3,144,718
Facebook, Inc., Class A*	34,565	6,684,871

		16,759,578

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.*	2,845	5,480,949

IT Services 15.9%
Booz Allen Hamilton Holding Corp.	47,600	2,822,204
Cognizant Technology Solutions Corp., Class A	44,715	3,262,406
DXC Technology Co.	63,600	4,181,064
Euronet Worldwide, Inc.*	25,850	3,874,657

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Fiserv, Inc.*	14,000	$1,221,360
PayPal Holdings, Inc.*	19,800	2,232,846
Twilio, Inc., Class A*	18,800	2,578,232
Visa, Inc., Class A	5,930	975,070

		21,147,839

Pharmaceuticals 0.5%
Aerie Pharmaceuticals, Inc.*	6,500	247,975
Catalent, Inc.*	4,500	201,690
Provention Bio, Inc.*	40,199	154,766

		604,431

Semiconductors & Semiconductor Equipment 15.7%
Broadcom, Inc.	11,416	3,634,854
KLA-Tencor Corp.	20,490	2,612,065
Lam Research Corp.	9,940	2,061,854
Maxim Integrated Products, Inc.	26,035	1,562,100
NVIDIA Corp.	14,200	2,570,200
NXP Semiconductors NV	23,900	2,524,318
QUALCOMM, Inc.	20,155	1,735,950
Texas Instruments, Inc.	35,750	4,212,423

		20,913,764

Software 20.0%
Adobe, Inc.*	18,950	5,481,287
HubSpot, Inc.*	6,150	1,134,614
LogMeIn, Inc.	10,130	834,712
Microsoft Corp.	83,200	10,865,920
New Relic, Inc.*	9,200	968,208
Nutanix, Inc., Class A*	12,400	535,556
Qualys, Inc.*	18,100	1,633,706
RingCentral, Inc., Class A*	25,000	2,909,250
Varonis Systems, Inc.*	15,950	1,134,843
Workday, Inc., Class A*	5,500	1,130,965

		26,629,061

Technology Hardware, Storage & Peripherals 10.0%
Apple, Inc.	30,950	6,210,736
HP, Inc.	144,710	2,886,965
NetApp, Inc.	57,500	4,188,875

		13,286,576

Total Common Stocks (cost $56,910,942)		134,139,685

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	65,366	65,366

Total Short-Term Investment (cost $65,366)		65,366

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Technology & Science Fund (Continued)

Repurchase Agreements 0.8%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $955,273, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $974,996. (c)(d)	$955,201	$955,201
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $140,179, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $142,972. (c)(d)	140,169	140,169

Total Repurchase Agreements (cost $1,095,370)		1,095,370

Total Investments (cost $58,071,678) — 101.7%		135,300,421

Liabilities in excess of other assets — (1.7)%		(2,323,856)

NET ASSETS — 100.0%		$132,976,565

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $1,120,815, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $65,366 and $1,095,370, respectively, a total value of $1,160,736.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $1,160,736.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bailard Technology & Science Fund
Assets:
Investment securities, at value* (cost $56,976,308)	$134,205,051
Repurchase agreements, at value (cost $1,095,370)	1,095,370
Cash	314,386
Interest and dividends receivable	19,148
Security lending income receivable	1,558
Receivable for investments sold	493,725
Receivable for capital shares issued	17,128
Prepaid expenses	49,126

Total Assets	136,195,492

Liabilities:
Payable for investments purchased	97,042
Payable for capital shares redeemed	1,821,129
Payable upon return of securities loaned (Note 2)	1,160,736
Accrued expenses and other payables:
Investment advisory fees	81,152
Fund administration fees	23,404
Distribution fees	2,042
Administrative servicing fees	2,163
Accounting and transfer agent fees	3,527
Trustee fees	298
Custodian fees	1,426
Compliance program costs (Note 3)	143
Professional fees	12,863
Printing fees	9,314
Other	3,688

Total Liabilities	3,218,927

Net Assets	$132,976,565

Represented by:
Capital	$47,480,032
Total distributable earnings (loss)	85,496,533

Net Assets	$132,976,565

Net Assets:
Class A Shares	$5,122,216
Class C Shares	1,272,169
Class M Shares	121,363,046
Class R6 Shares	3,251,216
Institutional Service Class Shares	1,967,918

Total	$132,976,565

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	244,108
Class C Shares	68,928
Class M Shares	5,463,010
Class R6 Shares	146,756
Institutional Service Class Shares	88,812

Total	6,011,614

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$20.98
Class C Shares (b)	$18.46
Class M Shares	$22.22
Class R6 Shares	$22.15
Institutional Service Class Shares	$22.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.26

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,120,815 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$611,630
Interest income	9,338
Income from securities lending (Note 2)	6,233
Foreign tax withholding	(1,466)

Total Income	625,735

EXPENSES:
Investment advisory fees	459,225
Fund administration fees	55,809
Distribution fees Class A	5,420
Distribution fees Class C	5,852
Administrative servicing fees Class A	1,303
Administrative servicing fees Class C	529
Administrative servicing fees Institutional Service Class	995
Registration and filing fees	31,863
Professional fees	15,439
Printing fees	9,951
Trustee fees	2,089
Custodian fees	2,803
Accounting and transfer agent fees	7,597
Compliance program costs (Note 3)	289
Other	3,357

Total Expenses	602,521

NET INVESTMENT INCOME	23,214

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	8,420,674
Net change in unrealized appreciation/depreciation in the value of investment securities	7,988,028

Net realized/unrealized gains	16,408,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,431,916

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$23,214	$(148,334)
Net realized gains	8,420,674	17,986,055
Net change in unrealized appreciation/depreciation	7,988,028	(7,070,421)

Change in net assets resulting from operations	16,431,916	10,767,300

Distributions to Shareholders From:
Distributable earnings:
Class A	(563,697)	(357,679)
Class C	(196,154)	(171,264)
Class M	(16,458,707)	(12,448,540)
Class R6	(590,157)	(297,144)
Institutional Service Class	(242,615)	(185,145)

Change in net assets from shareholder distributions	(18,051,330)	(13,459,772)

Change in net assets from capital transactions	137,007	(5,199,867)

Change in net assets	(1,482,407)	(7,892,339)

Net Assets:
Beginning of period	134,458,972	142,351,311

End of period	$132,976,565	$134,458,972

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,070,257	$1,577,760
Dividends reinvested	536,465	335,740
Cost of shares redeemed	(491,025)	(1,529,038)

Total Class A Shares	1,115,697	384,462

Class C Shares
Proceeds from shares issued	30,032	154,985
Dividends reinvested	187,069	164,581
Cost of shares redeemed	(142,949)	(595,738)

Total Class C Shares	74,152	(276,172)

Class M Shares
Proceeds from shares issued	1,818,894	3,459,969
Dividends reinvested	13,279,577	10,338,567
Cost of shares redeemed	(15,151,607)	(20,443,534)

Total Class M Shares	(53,136)	(6,644,998)

Class R6 Shares
Proceeds from shares issued	442,563	3,228,625
Dividends reinvested	590,157	297,144
Cost of shares redeemed	(2,138,648)	(2,200,664)

Total Class R6 Shares	(1,105,928)	1,325,105

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$28,521	$361,624
Dividends reinvested	242,615	156,834
Cost of shares redeemed	(164,914)	(506,722)

Total Institutional Service Class Shares	106,222	11,736

Change in net assets from capital transactions	$137,007	$(5,199,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	59,329	70,828
Reinvested	31,575	16,204
Redeemed	(25,585)	(69,131)

Total Class A Shares	65,319	17,901

Class C Shares
Issued	1,710	7,297
Reinvested	12,480	8,759
Redeemed	(9,144)	(30,725)

Total Class C Shares	5,046	(14,669)

Class M Shares
Issued	91,411	147,885
Reinvested	738,986	477,091
Redeemed	(813,084)	(891,078)

Total Class M Shares	17,313	(266,102)

Class R6 Shares
Issued	21,934	137,980
Reinvested	32,933	13,744
Redeemed	(98,243)	(94,301)

Total Class R6 Shares	(43,376)	57,423

Institutional Service Class Shares
Issued	1,361	15,368
Reinvested	13,531	7,247
Redeemed	(8,223)	(21,291)

Total Institutional Service Class Shares	6,669	1,324

Total change in shares	50,971	(204,123)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$21.57	(0.03)	2.50	2.47	–	(3.06)	(3.06)	$20.98	14.78%		$5,122,216	1.27%	(0.27%	)	1.27%	12.54%
Year Ended October 31, 2018	$22.22	(0.09)	1.61	1.52	–	(2.17)	(2.17)	$21.57	7.25%		$3,856,959	1.26%	(0.41%	)	1.26%	22.56%
Year Ended October 31, 2017	$17.26	(0.06)	6.29	6.23	(0.02)	(1.25)	(1.27)	$22.22	38.67%		$3,574,315	1.28%	(0.31%	)	1.28%	26.17%
Year Ended October 31, 2016	$17.46	0.05	1.12	1.17	–	(1.37)	(1.37)	$17.26	7.35%		$2,720,410	1.31%	0.28%		1.31%	28.65%
Year Ended October 31, 2015	$17.54	–	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%		$3,206,650	1.27%	(0.01%	)	1.27%	25.31%
Period Ended October 31, 2014 (h)	$16.53	(0.01)	1.02	1.01	–	–	–	$17.54	6.11%		$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014	$13.51	(0.03)	3.05	3.02	–	–	–	$16.53	22.35%		$2,192,132	1.37%	(0.23%	)	1.39%	36.99%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$19.44	(0.09)	2.17	2.08	–	(3.06)	(3.06)	$18.46	14.34%		$1,272,169	2.05%	(1.03%	)	2.05%	12.54%
Year Ended October 31, 2018	$20.37	(0.24)	1.48	1.24	–	(2.17)	(2.17)	$19.44	6.46%		$1,241,656	2.03%	(1.19%	)	2.03%	22.56%
Year Ended October 31, 2017	$16.01	(0.19)	5.80	5.61	–	(1.25)	(1.25)	$20.37	37.67%		$1,599,961	2.04%	(1.08%	)	2.04%	26.17%
Year Ended October 31, 2016	$16.42	(0.08)	1.04	0.96	–	(1.37)	(1.37)	$16.01	6.47%		$1,052,416	2.07%	(0.52%	)	2.09%	28.65%
Year Ended October 31, 2015	$16.68	(0.11)	1.42	1.31	–	(1.57)	(1.57)	$16.42	8.90%		$926,389	1.99%	(0.71%	)	1.99%	25.31%
Period Ended October 31, 2014 (h)	$15.74	(0.04)	0.98	0.94	–	–	–	$16.68	5.97%		$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014	$12.95	(0.13)	2.92	2.79	–	–	–	$15.74	21.54%		$498,395	2.05%	(0.90%	)	2.05%	36.99%

Class M Shares
Six Months Ended April 30, 2019 (Unaudited)	$22.63	0.01	2.65	2.66	(0.01)	(3.06)	(3.07)	$22.22	14.97%		$121,363,046	0.96%	0.06%		0.96%	12.54%
Year Ended October 31, 2018	$23.15	(0.02)	1.69	1.67	(0.02)	(2.17)	(2.19)	$22.63	7.66%		$123,213,676	0.93%	(0.08%	)	0.93%	22.56%
Year Ended October 31, 2017	$17.89	–	6.55	6.55	(0.04)	(1.25)	(1.29)	$23.15	39.12%		$132,242,812	0.95%	0.02%		0.95%	26.17%
Year Ended October 31, 2016	$18.07	0.10	1.16	1.26	(0.07)	(1.37)	(1.44)	$17.89	7.67%		$101,722,940	0.98%	0.58%		0.98%	28.65%
Year Ended October 31, 2015	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%		$100,410,733	0.95%	0.39%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.04	–	1.06	1.06	–	–	–	$18.10	6.22%		$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014	$13.90	0.03	3.14	3.17	(0.03)	–	(0.03)	$17.04	22.85%		$96,832,238	0.99%	0.18%		0.99%	36.99%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$22.57	0.01	2.64	2.65	(0.01)	(3.06)	(3.07)	$22.15	14.96%		$3,251,216	0.96%	0.05%		0.96%	12.54%
Year Ended October 31, 2018	$23.10	(0.02)	1.68	1.66	(0.02)	(2.17)	(2.19)	$22.57	7.63%	(j)	$4,292,208	0.93%	(0.08%	)	0.93%	22.56%
Year Ended October 31, 2017	$17.86	–	6.53	6.53	(0.04)	(1.25)	(1.29)	$23.10	39.07%		$3,066,228	0.95%	–		0.95%	26.17%
Year Ended October 31, 2016	$18.04	0.06	1.21	1.27	(0.08)	(1.37)	(1.45)	$17.86	7.69%	(j)	$1,246,501	0.98%	0.35%		0.98%	28.65%
Year Ended October 31, 2015	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%		$278,563	0.95%	0.16%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.06	1.06	–	–	–	$18.06	6.24%		$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (k)	$14.53	(0.02)	2.52	2.50	(0.03)	–	(0.03)	$17.00	17.25%		$76,937	0.96%	(0.14%	)	0.96%	36.99%

Institutional Service Class Shares (I)
Six Months Ended April 30, 2019 (Unaudited)	$22.58	(0.01)	2.65	2.64	–	(3.06)	(3.06)	$22.16	14.89%		$1,967,918	1.07%	(0.06%	)	1.07%	12.54%
Year Ended October 31, 2018	$23.11	(0.04)	1.69	1.65	(0.01)	(2.17)	(2.18)	$22.58	7.58%		$1,854,473	1.01%	(0.16%	)	1.01%	22.56%
Year Ended October 31, 2017	$17.87	(0.02)	6.54	6.52	(0.03)	(1.25)	(1.28)	$23.11	39.00%		$1,867,995	1.06%	(0.08%	)	1.06%	26.17%
Year Ended October 31, 2016	$18.03	0.08	1.17	1.25	(0.04)	(1.37)	(1.41)	$17.87	7.60%		$918,550	1.09%	0.48%		1.09%	28.65%
Year Ended October 31, 2015	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%		$1,019,308	1.03%	0.32%		1.03%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.05	1.05	–	–	–	$18.05	6.18%		$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014	$13.87	–	3.14	3.14	(0.01)	–	(0.01)	$17.00	22.63%		$1,203,010	1.17%	0.01%		1.20%	36.99%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(I)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Overview	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Asset Allocation1

Common Stocks	97.7%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries2

Banks	11.9%
Insurance	10.5%
Interactive Media & Services	10.2%
Health Care Equipment & Supplies	7.7%
Diversified Financial Services	6.2%
Software	5.4%
Aerospace & Defense	5.2%
Specialty Retail	4.9%
Entertainment	4.9%
Consumer Finance	4.8%
Other Industries	28.3%
100.0%

Top Holdings2

Citigroup, Inc.	8.1%
Abbott Laboratories	7.7%
Berkshire Hathaway, Inc., Class B	6.2%
Alphabet, Inc., Class A	5.9%
MetLife, Inc.	5.8%
Microsoft Corp.	5.4%
United Technologies Corp.	5.2%
TJX Cos., Inc. (The)	4.9%
Walt Disney Co. (The)	4.9%
Discover Financial Services	4.8%
Other Holdings	41.1%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Diamond Hill Large Cap Concentrated Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund) April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,094.50	6.13	1.18
	Hypothetical	(a)(b)	1,000.00	1,018.94	5.91	1.18
Class C Shares	Actual	(a)	1,000.00	1,090.20	9.85	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.37	9.49	1.90
Class R6 Shares	Actual	(a)	1,000.00	1,097.20	4.26	0.82
	Hypothetical	(a)(b)	1,000.00	1,020.73	4.11	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,095.70	5.09	0.98
	Hypothetical	(a)(b)	1,000.00	1,019.93	4.91	0.98

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Diamond Hill Large Cap Concentrated Fund

Common Stocks 97.7%

	Shares	Value

Aerospace & Defense 5.1%
United Technologies Corp.	8,831	$1,259,389

Auto Components 3.5%
BorgWarner, Inc.	20,852	870,988

Banks 11.6%
Citigroup, Inc.	27,710	1,959,097
JPMorgan Chase & Co.	7,931	920,393

		2,879,490

Beverages 4.3%
PepsiCo, Inc.	8,431	1,079,590

Consumer Finance 4.7%
Discover Financial Services	14,195	1,156,751

Diversified Financial Services 6.1%
Berkshire Hathaway, Inc., Class B*	6,973	1,511,119

Entertainment 4.8%
Walt Disney Co. (The)	8,650	1,184,790

Health Care Equipment & Supplies 7.5%
Abbott Laboratories	23,482	1,868,228

Household Durables 3.9%
NVR, Inc.*	307	967,811

Household Products 4.3%
Procter & Gamble Co. (The)	10,142	1,079,920

Insurance 10.3%
American International Group, Inc.	24,055	1,144,297
MetLife, Inc.	30,448	1,404,566

		2,548,863

Interactive Media & Services 9.9%
Alphabet, Inc., Class A*	1,196	1,433,956
Facebook, Inc., Class A*	5,358	1,036,237

		2,470,193

Oil, Gas & Consumable Fuels 3.0%
Cimarex Energy Co.	10,799	741,459

Pharmaceuticals 4.0%
Pfizer, Inc.	24,567	997,666

Software 5.3%
Microsoft Corp.	10,005	1,306,653

Specialty Retail 4.8%
TJX Cos., Inc. (The)	21,748	1,193,530

Common Stocks (continued)

	Shares	Value

Tobacco 4.6%
Philip Morris International, Inc.	13,131	$1,136,619

Total Investments (cost $21,859,760) — 97.7%		24,253,059

Other assets in excess of liabilities — 2.3%		574,887

NET ASSETS — 100.0%		$24,827,946

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Diamond Hill Large Cap Concentrated Fund
Assets:
Investment securities, at value (cost $21,859,760)	$24,253,059
Cash	588,716
Interest and dividends receivable	15,887
Receivable for capital shares issued	6,153
Reimbursement from investment adviser (Note 3)	13,546
Prepaid expenses	32,398

Total Assets	24,909,759

Liabilities:
Payable for capital shares redeemed	10,678
Accrued expenses and other payables:
Investment advisory fees	12,080
Fund administration fees	20,759
Distribution fees	5,397
Administrative servicing fees	2,682
Accounting and transfer agent fees	4,172
Trustee fees	103
Compliance program costs (Note 3)	46
Professional fees	8,884
Printing fees	11,871
Other	5,141

Total Liabilities	81,813

Net Assets	$24,827,946

Represented by:
Capital	$23,605,230
Total distributable earnings (loss)	1,222,716

Net Assets	$24,827,946

Net Assets:
Class A Shares	$17,950,433
Class C Shares	2,199,013
Class R6 Shares	1,088,496
Institutional Service Class Shares	3,590,004

Total	$24,827,946

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,706,930
Class C Shares	372,509
Class R6 Shares	163,524
Institutional Service Class Shares	536,562

Total	3,779,525

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.63
Class C Shares (b)	$5.90
Class R6 Shares	$6.66
Institutional Service Class Shares	$6.69

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Diamond Hill Large Cap Concentrated Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.03

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Diamond Hill Large Cap Concentrated Fund
INVESTMENT INCOME:
Dividend income	$276,032
Interest income	6,293

Total Income	282,325

EXPENSES:
Investment advisory fees	77,485
Fund administration fees	43,924
Distribution fees Class A	23,663
Distribution fees Class C	10,044
Administrative servicing fees Class A	10,214
Administrative servicing fees Class C	806
Administrative servicing fees Institutional Service Class	2,760
Registration and filing fees	27,589
Professional fees	14,158
Printing fees	12,216
Trustee fees	484
Custodian fees	1,574
Accounting and transfer agent fees	7,674
Compliance program costs (Note 3)	58
Other	2,332

Total expenses before expenses reimbursed	234,981

Expenses reimbursed by adviser (Note 3)	(81,608)

Net Expenses	153,373

NET INVESTMENT INCOME	128,952

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(1,060,897)
Net change in unrealized appreciation/depreciation in the value of investment securities	2,656,878

Net realized/unrealized gains	1,595,981

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,724,933

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Diamond Hill Large Cap Concentrated Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$128,952	$510,962
Net realized gains (losses)	(1,060,897)	19,762,298
Net change in unrealized appreciation/depreciation	2,656,878	(16,043,021)
Net increase from payment by affiliated issuers (Note 3)	–	30,589

Change in net assets resulting from operations	1,724,933	4,260,828

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,193,948)	(2,820,044)
Class C	(1,075,887)	(271,158)
Class R6	(1,019,973)	(3,822,874)
Institutional Service Class	(1,810,270)	(427,627)

Change in net assets from shareholder distributions	(13,100,078)	(7,341,703)

Change in net assets from capital transactions	2,285,832	(36,369,686)

Change in net assets	(9,089,313)	(39,450,561)

Net Assets:
Beginning of period	33,917,259	73,367,820

End of period	$24,827,946	$33,917,259

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$281,174	$742,462
Dividends reinvested	9,010,855	2,786,745
Cost of shares redeemed	(9,474,134)	(4,053,430)

Total Class A Shares	(182,105)	(524,223)

Class C Shares
Proceeds from shares issued	185,693	212,798
Dividends reinvested	1,000,289	231,254
Cost of shares redeemed	(139,948)	(1,106,490)

Total Class C Shares	1,046,034	(662,438)

Class R6 Shares
Proceeds from shares issued	19,896	104,176
Dividends reinvested	950,184	3,168,677
Cost of shares redeemed	(1,162,842)	(37,964,551)

Total Class R6 Shares	(192,762)	(34,691,698)

Institutional Service Class Shares
Proceeds from shares issued	2,290,384	293,817
Dividends reinvested	1,810,270	384,473
Cost of shares redeemed	(2,485,989)	(1,169,617)

Total Institutional Service Class Shares	1,614,665	(491,327)

Change in net assets from capital transactions	$2,285,832	$(36,369,686)

Statements of Changes in Net Assets (Continued)

	Nationwide Diamond Hill Large Cap Concentrated Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	42,049	54,195
Reinvested	1,608,713	203,118
Redeemed	(863,434)	(292,645)

Total Class A Shares	787,328	(35,332)

Class C Shares
Issued	37,270	15,896
Reinvested	200,459	17,696
Redeemed	(22,809)	(85,530)

Total Class C Shares	214,920	(51,938)

Class R6 Shares
Issued	2,390	7,405
Reinvested	169,037	230,277
Redeemed	(173,102)	(2,721,515)

Total Class R6 Shares	(1,675)	(2,483,833)

Institutional Service Class Shares
Issued	201,998	21,115
Reinvested	320,311	27,918
Redeemed	(246,233)	(84,435)

Total Institutional Service Class Shares	276,076	(35,402)

Total change in shares	1,276,649	(2,606,505)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diamond Hill Large Cap Concentrated Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.59	0.04	(0.05)	(0.01)		(0.12)	(6.83)	(6.95)	$6.63	9.45%		$17,950,433	1.18%	1.02%		1.81%	25.45%
Year Ended October 31, 2018	$14.36	0.11	0.58	0.69	(h)	(0.11)	(1.35)	(1.46)	$13.59	4.77%	(h)	$26,081,368	1.16%	0.78%		1.40%	176.54%
Year Ended October 31, 2017	$12.72	0.08	2.62	2.70		(0.07)	(0.99)	(1.06)	$14.36	22.46%		$28,077,156	1.20%	0.61%		1.27%	81.60%
Year Ended October 31, 2016	$13.51	0.10	0.08	0.18		(0.09)	(0.88)	(0.97)	$12.72	1.62%		$24,245,435	1.22%	0.78%		1.28%	59.58%
Year Ended October 31, 2015	$13.66	0.08	0.36	0.44		(0.14)	(0.45)	(0.59)	$13.51	3.54%		$26,446,449	1.22%	0.60%		1.24%	73.41%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.45	0.47		–	–	–	$13.66	3.56%		$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014	$11.43	0.09	1.71	1.80		(0.04)	–	(0.04)	$13.19	15.72%		$11,954,280	1.22%	0.70%		1.34%	47.69%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.91	0.01	(0.11)	(0.10)		(0.08)	(6.83)	(6.91)	$5.90	9.02%		$2,199,013	1.90%	0.24%		2.55%	25.45%
Year Ended October 31, 2018	$13.73	0.01	0.56	0.57	(h)	(0.04)	(1.35)	(1.39)	$12.91	4.05%	(h)	$2,033,783	1.89%	0.04%		2.11%	176.54%
Year Ended October 31, 2017	$12.24	–	2.51	2.51		(0.03)	(0.99)	(1.02)	$13.73	21.63%		$2,877,758	1.86%	(0.03%	)	1.96%	81.60%
Year Ended October 31, 2016	$13.04	0.02	0.09	0.11		(0.03)	(0.88)	(0.91)	$12.24	1.06%		$3,222,103	1.82%	0.17%		1.97%	59.58%
Year Ended October 31, 2015	$13.21	(0.01)	0.36	0.35		(0.07)	(0.45)	(0.52)	$13.04	2.88%		$3,397,297	1.82%	(0.04%	)	1.94%	73.41%
Period Ended October 31, 2014 (i)	$12.78	–	0.43	0.43		–	–	–	$13.21	3.36%		$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014	$11.11	0.01	1.67	1.68		(0.01)	–	(0.01)	$12.78	15.09%		$1,008,150	1.82%	0.11%		1.99%	47.69%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$13.62	0.05	(0.04)	0.01		(0.14)	(6.83)	(6.97)	$6.66	9.72%		$1,088,496	0.82%	1.44%		1.45%	25.45%
Year Ended October 31, 2018	$14.40	0.15	0.59	0.74	(h)	(0.17)	(1.35)	(1.52)	$13.62	5.12%	(h)	$2,249,467	0.82%	1.10%		0.98%	176.54%
Year Ended October 31, 2017	$12.75	0.13	2.63	2.76		(0.12)	(0.99)	(1.11)	$14.40	22.95%		$38,148,500	0.82%	1.00%		0.90%	81.60%
Year Ended October 31, 2016	$13.54	0.14	0.09	0.23		(0.14)	(0.88)	(1.02)	$12.75	2.01%		$41,887,204	0.82%	1.09%		0.92%	59.58%
Year Ended October 31, 2015	$13.71	0.11	0.38	0.49		(0.21)	(0.45)	(0.66)	$13.54	3.91%		$331,641	0.82%	0.78%		0.85%	73.41%
Period Ended October 31, 2014 (i)	$13.22	0.03	0.46	0.49		–	–	–	$13.71	3.71%		$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014 (k)	$11.73	0.13	1.44	1.57		(0.08)	–	(0.08)	$13.22	13.44%		$46,542	0.82%	1.12%		0.92%	47.69%

Institutional Service Class Shares (I)
Six Months Ended April 30, 2019 (Unaudited)	$13.64	0.04	(0.03)	0.01		(0.13)	(6.83)	(6.96)	$6.69	9.57%		$3,590,004	0.98%	1.13%		1.63%	25.45%
Year Ended October 31, 2018	$14.41	0.14	0.58	0.72	(h)	(0.14)	(1.35)	(1.49)	$13.64	4.96%	(h)	$3,552,641	0.97%	0.97%		1.20%	176.54%
Year Ended October 31, 2017	$12.76	0.11	2.63	2.74		(0.10)	(0.99)	(1.09)	$14.41	22.74%		$4,264,406	0.97%	0.85%		1.03%	81.60%
Year Ended October 31, 2016	$13.54	0.16	0.06	0.22		(0.12)	(0.88)	(1.00)	$12.76	1.89%		$4,145,469	0.94%	1.28%		0.94%	59.58%
Year Ended October 31, 2015	$13.71	0.14	0.34	0.48		(0.20)	(0.45)	(0.65)	$13.54	3.84%		$59,309,270	0.83%	1.06%		0.83%	73.41%
Period Ended October 31, 2014 (i)	$13.23	0.03	0.45	0.48		–	–	–	$13.71	3.63%		$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014	$11.46	0.12	1.72	1.84		(0.07)	–	(0.07)	$13.23	16.04%		$50,826,838	0.97%	0.95%		1.05%	47.69%

Amounts	designated as “-” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes payment by an affiliate which impacted the Fund’s per share operations activity and total return. The per share impact was $0.01 per share for all classes. Excluding the payment from the affiliate, the Class A, Class C, Class R6 and Institutional Service Class total returns are 4.69%, 3.89%, 4.88% and 4.88%, respectively. (Note 3)

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(I)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Asset Allocation1

Common Stocks	78.9%
Short-Term Investments	13.0%
Purchased Options	2.1%
Futures Contracts	1.0%
Repurchase Agreements†	0.0%
Other assets in excess of liabilities§	5.0%
100.0%

Top Industries2

Software	5.6%
Banks	4.8%
IT Services	4.3%
Interactive Media & Services	4.2%
Oil, Gas & Consumable Fuels	4.0%
Pharmaceuticals	3.8%
Technology Hardware, Storage & Peripherals	3.4%
Semiconductors & Semiconductor Equipment	3.4%
Internet & Direct Marketing Retail	3.2%
Health Care Equipment & Supplies	2.8%
Other Industries#	60.5%
100.0%

Top Holdings2

U.S. Treasury Bills, 2.40%, 6/13/2019	13.3%
Microsoft Corp.	3.4%
Apple, Inc.	3.1%
Amazon.com, Inc.	2.7%
S&P 500 E-Mini Index, 6/21/2019	1.6%
Facebook, Inc., Class A	1.6%
Berkshire Hathaway, Inc., Class B	1.4%
JPMorgan Chase & Co.	1.3%
Johnson & Johnson	1.3%
Alphabet, Inc., Class C	1.3%
Other Holdings#	69.0%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Dynamic U.S. Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,114.90	4.88	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.18	4.66	0.93
Class C Shares	Actual	(a)	1,000.00	1,111.20	9.11	1.74
	Hypothetical	(a)(b)	1,000.00	1,016.17	8.70	1.74
Class R Shares	Actual	(a)	1,000.00	1,112.80	7.07	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.10	6.76	1.35
Class R6 Shares	Actual	(a)	1,000.00	1,116.90	3.41	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.57	3.26	0.65
Eagle Class Shares	Actual	(a)	1,000.00	1,116.50	4.25	0.81
	Hypothetical	(a)(b)	1,000.00	1,020.78	4.06	0.81
Institutional Service Class Shares	Actual	(a)	1,000.00	1,115.40	3.99	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.03	3.81	0.76

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund

Common Stocks 78.9%

	Shares	Value

Aerospace & Defense 2.0%
Arconic, Inc.	3,133	$67,297
Boeing Co. (The)	4,056	1,531,911
General Dynamics Corp.	2,086	372,810
Harris Corp.	891	150,133
Huntington Ingalls Industries, Inc.	324	72,116
L3 Technologies, Inc.	597	130,492
Lockheed Martin Corp.	1,899	632,994
Northrop Grumman Corp.	1,300	376,883
Raytheon Co.	2,182	387,501
Textron, Inc.	1,866	98,898
TransDigm Group, Inc.*	382	184,323
United Technologies Corp.	6,260	892,738

		4,898,096

Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	1,027	83,187
Expeditors International of Washington, Inc.	1,288	102,293
FedEx Corp.	1,858	352,017
United Parcel Service, Inc., Class B	5,377	571,145

		1,108,642

Airlines 0.3%
Alaska Air Group, Inc.	909	56,267
American Airlines Group, Inc.	3,124	106,778
Delta Air Lines, Inc.	4,821	281,016
Southwest Airlines Co.	3,856	209,111
United Continental Holdings, Inc.*	1,732	153,906

		807,078

Auto Components 0.1%
Aptiv plc	2,017	172,857
BorgWarner, Inc.	1,536	64,159

		237,016

Automobiles 0.3%
Ford Motor Co.	30,249	316,102
General Motors Co.	10,137	394,836
Harley-Davidson, Inc.	1,228	45,719

		756,657

Banks 4.5%
Bank of America Corp.	69,331	2,120,142
BB&T Corp.	5,911	302,643
Citigroup, Inc.	18,156	1,283,629
Citizens Financial Group, Inc.	3,580	129,596
Comerica, Inc.	1,267	99,574
Fifth Third Bancorp	5,974	172,171
First Republic Bank	1,280	135,194
Huntington Bancshares, Inc.	8,147	113,406
JPMorgan Chase & Co.	25,269	2,932,467
KeyCorp	7,841	137,610
M&T Bank Corp.	1,075	182,825
People’s United Financial, Inc.	2,969	51,334
PNC Financial Services Group, Inc. (The)	3,506	480,077
Regions Financial Corp.	7,848	121,879
SunTrust Banks, Inc.	3,436	224,989
SVB Financial Group*	418	105,219
US Bancorp	11,626	619,898
Wells Fargo & Co.	31,605	1,529,998

Common Stocks (continued)

	Shares	Value

Banks (continued)
Zions Bancorp NA	1,456	$71,825

		10,814,476

Beverages 1.4%
Brown-Forman Corp., Class B	1,300	69,277
Coca-Cola Co. (The)	29,703	1,457,229
Constellation Brands, Inc., Class A	1,290	273,054
Molson Coors Brewing Co., Class B	1,463	93,910
Monster Beverage Corp.*	3,001	178,860
PepsiCo, Inc.	10,844	1,388,574

		3,460,904

Biotechnology 1.7%
AbbVie, Inc.	11,391	904,332
Alexion Pharmaceuticals, Inc.*	1,731	235,641
Amgen, Inc.	4,806	861,812
Biogen, Inc.*	1,506	345,235
Celgene Corp.*	5,428	513,815
Gilead Sciences, Inc.	9,854	640,904
Incyte Corp.*	1,381	106,061
Regeneron Pharmaceuticals, Inc.*	607	208,286
Vertex Pharmaceuticals, Inc.*	1,977	334,073

		4,150,159

Building Products 0.2%
Allegion plc	701	69,560
AO Smith Corp.	1,070	56,250
Fortune Brands Home & Security, Inc.	1,076	56,791
Johnson Controls International plc	7,126	267,225
Masco Corp.	2,289	89,409

		539,235

Capital Markets 2.2%
Affiliated Managers Group, Inc.	400	44,368
Ameriprise Financial, Inc.	1,052	154,402
Bank of New York Mellon Corp. (The)	6,600	327,756
BlackRock, Inc.	941	456,611
Cboe Global Markets, Inc.	829	84,235
Charles Schwab Corp. (The)	9,173	419,940
CME Group, Inc.	2,766	494,837
E*TRADE Financial Corp.	1,920	97,267
Franklin Resources, Inc.	2,308	79,834
Goldman Sachs Group, Inc. (The)	2,647	545,070
Intercontinental Exchange, Inc.	4,398	357,777
Invesco Ltd.	3,029	66,547
Moody’s Corp.	1,287	253,050
Morgan Stanley	10,041	484,478
MSCI, Inc.	657	148,075
Nasdaq, Inc.	861	79,384
Northern Trust Corp.	1,716	169,112
Raymond James Financial, Inc.	957	87,632
S&P Global, Inc.	1,922	424,109
State Street Corp.	2,935	198,582
T. Rowe Price Group, Inc.	1,852	199,090

		5,172,156

Chemicals 1.6%
Air Products & Chemicals, Inc.	1,699	349,637
Albemarle Corp.	827	62,075
Celanese Corp.	966	104,222

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
CF Industries Holdings, Inc.	1,721	$77,066
Dow, Inc.*	5,804	329,261
DowDuPont, Inc.	17,412	669,491
Eastman Chemical Co.	1,090	85,979
Ecolab, Inc.	1,959	360,613
FMC Corp.	1,075	84,989
International Flavors & Fragrances, Inc.	788	108,578
Linde plc	4,256	767,187
LyondellBasell Industries NV, Class A	2,359	208,135
Mosaic Co. (The)	2,770	72,325
PPG Industries, Inc.	1,807	212,322
Sherwin-Williams Co. (The)	631	286,998

		3,778,878

Commercial Services & Supplies 0.3%
Cintas Corp.	657	142,661
Copart, Inc.*	1,576	106,096
Republic Services, Inc.	1,673	138,558
Rollins, Inc.	1,159	44,818
Waste Management, Inc.	3,017	323,845

		755,978

Communications Equipment 1.0%
Arista Networks, Inc.*	406	126,790
Cisco Systems, Inc.	33,977	1,901,013
F5 Networks, Inc.*	451	70,762
Juniper Networks, Inc.	2,574	71,480
Motorola Solutions, Inc.	1,270	184,035

		2,354,080

Construction & Engineering 0.1%
Fluor Corp.	1,037	41,200
Jacobs Engineering Group, Inc.	888	69,211
Quanta Services, Inc.	1,103	44,782

		155,193

Construction Materials 0.1%
Martin Marietta Materials, Inc.	464	102,961
Vulcan Materials Co.	1,025	129,263

		232,224

Consumer Finance 0.6%
American Express Co.	5,343	626,360
Capital One Financial Corp.	3,621	336,137
Discover Financial Services	2,546	207,474
Synchrony Financial	5,067	175,673

		1,345,644

Containers & Packaging 0.2%
Avery Dennison Corp.	649	71,812
Ball Corp.	2,595	155,544
International Paper Co.	3,108	145,486
Packaging Corp. of America	696	69,015
Sealed Air Corp.	1,189	55,431
Westrock Co.	1,891	72,577

		569,865

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	1,134	$116,280
LKQ Corp.*	2,348	70,675

		186,955

Diversified Consumer Services 0.0%†
H&R Block, Inc.	1,543	41,985

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B*	15,007	3,252,167
Jefferies Financial Group, Inc.	1,953	40,173

		3,292,340

Diversified Telecommunication Services 1.5%
AT&T, Inc.	56,227	1,740,788
CenturyLink, Inc.	7,410	84,622
Verizon Communications, Inc.	31,892	1,823,904

		3,649,314

Electric Utilities 1.5%
Alliant Energy Corp.	1,840	86,903
American Electric Power Co., Inc.	3,817	326,544
Duke Energy Corp.	5,619	512,003
Edison International	2,527	161,147
Entergy Corp.	1,472	142,637
Evergy, Inc.	2,000	115,640
Eversource Energy	2,458	176,140
Exelon Corp.	7,499	382,074
FirstEnergy Corp.	3,907	164,211
NextEra Energy, Inc.	3,694	718,261
Pinnacle West Capital Corp.	896	85,362
PPL Corp.	5,590	174,464
Southern Co. (The)	7,998	425,654
Xcel Energy, Inc.	3,983	225,040

		3,696,080

Electrical Equipment 0.4%
AMETEK, Inc.	1,787	157,560
Eaton Corp. plc	3,255	269,579
Emerson Electric Co.	4,694	333,227
Rockwell Automation, Inc.	927	167,518

		927,884

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	2,268	225,802
Corning, Inc.	6,097	194,190
FLIR Systems, Inc.	1,012	53,575
IPG Photonics Corp.*	277	48,400
Keysight Technologies, Inc.*	1,459	126,977
TE Connectivity Ltd.	2,625	251,081

		900,025

Energy Equipment & Services 0.4%
Baker Hughes a GE Co.	3,994	95,936
Halliburton Co.	6,830	193,494
Helmerich & Payne, Inc.	802	46,933
National Oilwell Varco, Inc.	3,062	80,041
Schlumberger Ltd.	10,713	457,231
TechnipFMC plc	3,321	81,663

		955,298

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 1.6%
Activision Blizzard, Inc.	5,913	$285,066
Electronic Arts, Inc.*	2,342	221,670
Netflix, Inc.*	3,371	1,249,090
Take-Two Interactive Software, Inc.*	882	85,404
Viacom, Inc., Class B	2,603	75,253
Walt Disney Co. (The)	13,481	1,846,493

		3,762,976

Equity Real Estate Investment Trusts (REITs) 2.3%
Alexandria Real Estate Equities, Inc.	890	126,727
American Tower Corp.	3,408	665,582
Apartment Investment & Management Co., Class A	1,159	57,208
AvalonBay Communities, Inc.	1,074	215,799
Boston Properties, Inc.	1,199	165,006
Crown Castle International Corp.	3,213	404,131
Digital Realty Trust, Inc.	1,611	189,631
Duke Realty Corp.	2,800	87,136
Equinix, Inc.	645	293,281
Equity Residential	2,866	219,020
Essex Property Trust, Inc.	510	144,075
Extra Space Storage, Inc.	991	102,757
Federal Realty Investment Trust	581	77,767
HCP, Inc.	3,714	110,603
Host Hotels & Resorts, Inc.	5,759	110,803
Iron Mountain, Inc.	2,234	72,560
Kimco Realty Corp.	3,133	54,483
Macerich Co. (The)	800	32,112
Mid-America Apartment Communities, Inc.	887	97,047
Prologis, Inc.	4,876	373,843
Public Storage	1,162	257,011
Realty Income Corp.	2,356	164,944
Regency Centers Corp.	1,305	87,657
SBA Communications Corp.*	884	180,097
Simon Property Group, Inc.	2,389	414,969
SL Green Realty Corp.	652	57,598
UDR, Inc.	2,146	96,463
Ventas, Inc.	2,762	168,786
Vornado Realty Trust	1,351	93,408
Welltower, Inc.	2,993	223,068
Weyerhaeuser Co.	5,795	155,306

		5,498,878

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	3,402	835,293
Kroger Co. (The)	6,027	155,376
Sysco Corp.	3,594	252,910
Walgreens Boots Alliance, Inc.	6,202	332,241
Walmart, Inc.	10,991	1,130,315

		2,706,135

Food Products 0.9%
Archer-Daniels-Midland Co.	4,391	195,839
Campbell Soup Co.	1,418	54,862
Conagra Brands, Inc.	3,779	116,318
General Mills, Inc.	4,621	237,843
Hershey Co. (The)	1,081	134,963
Hormel Foods Corp.	2,123	84,793
JM Smucker Co. (The)	886	108,650

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Kellogg Co.	1,872	$112,882
Kraft Heinz Co. (The)	4,826	160,416
Lamb Weston Holdings, Inc.	1,142	79,997
McCormick & Co., Inc. (Non-Voting)	952	146,579
Mondelez International, Inc., Class A	11,159	567,435
Tyson Foods, Inc., Class A	2,291	171,848

		2,172,425

Gas Utilities 0.0%†
Atmos Energy Corp.	869	88,933

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	13,560	1,078,834
ABIOMED, Inc.*	351	97,371
Align Technology, Inc.*	565	183,444
Baxter International, Inc.	3,715	283,454
Becton Dickinson and Co.	2,080	500,739
Boston Scientific Corp.*	10,716	397,778
Cooper Cos., Inc. (The)	384	111,329
Danaher Corp.	4,854	642,864
Dentsply Sirona, Inc.	1,677	85,745
Edwards Lifesciences Corp.*	1,608	283,121
Hologic, Inc.*	2,013	93,363
IDEXX Laboratories, Inc.*	668	154,976
Intuitive Surgical, Inc.*	885	451,908
Medtronic plc	10,356	919,716
ResMed, Inc.	1,115	116,529
Stryker Corp.	2,391	451,684
Teleflex, Inc.	351	100,449
Varian Medical Systems, Inc.*	675	91,915
Zimmer Biomet Holdings, Inc.	1,584	195,085

		6,240,304

Health Care Providers & Services 2.0%
AmerisourceBergen Corp.	1,217	90,983
Anthem, Inc.	1,986	522,378
Cardinal Health, Inc.	2,318	112,910
Centene Corp.*	3,204	165,198
Cigna Corp.	2,938	466,672
CVS Health Corp.	10,023	545,051
DaVita, Inc.*	993	54,853
HCA Healthcare, Inc.	2,067	262,984
Henry Schein, Inc.*	1,136	72,772
Humana, Inc.	1,049	267,925
Laboratory Corp. of America Holdings*	767	122,659
McKesson Corp.	1,488	177,444
Quest Diagnostics, Inc.	1,001	96,476
UnitedHealth Group, Inc.	7,406	1,726,117
Universal Health Services, Inc., Class B	651	82,592
WellCare Health Plans, Inc.*	390	100,757

		4,867,771

Health Care Technology 0.1%
Cerner Corp.*	2,518	167,321

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	3,107	170,450
Chipotle Mexican Grill, Inc.*	189	130,040
Darden Restaurants, Inc.	961	113,014
Hilton Worldwide Holdings, Inc.	2,270	197,467

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A	2,182	$297,668
McDonald’s Corp.	5,909	1,167,441
MGM Resorts International	3,970	105,721
Norwegian Cruise Line Holdings Ltd.*	1,684	94,961
Royal Caribbean Cruises Ltd.	1,296	156,738
Starbucks Corp.	9,606	746,194
Wynn Resorts Ltd.	755	109,060
Yum! Brands, Inc.	2,373	247,717

		3,536,471

Household Durables 0.2%
DR Horton, Inc.	2,689	119,150
Garmin Ltd.	946	81,110
Leggett & Platt, Inc.	968	38,100
Lennar Corp., Class A	2,143	111,500
Mohawk Industries, Inc.*	467	63,629
Newell Brands, Inc.	3,289	47,296
PulteGroup, Inc.	1,937	60,938
Whirlpool Corp.	476	66,078

		587,801

Household Products 1.3%
Church & Dwight Co., Inc.	1,910	143,155
Clorox Co. (The)	995	158,931
Colgate-Palmolive Co.	6,661	484,854
Kimberly-Clark Corp.	2,664	342,004
Procter & Gamble Co. (The)	19,308	2,055,916

		3,184,860

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	5,158	88,305
NRG Energy, Inc.	2,206	90,821

		179,126

Industrial Conglomerates 1.2%
3M Co.	4,446	842,561
General Electric Co.	67,247	683,902
Honeywell International, Inc.	5,631	977,711
Roper Technologies, Inc.	802	288,479

		2,792,653

Insurance 1.9%
Aflac, Inc.	5,852	294,824
Allstate Corp. (The)	2,589	256,466
American International Group, Inc.	6,638	315,770
Aon plc	1,856	334,340
Arthur J Gallagher & Co.	1,432	119,744
Assurant, Inc.	485	46,075
Chubb Ltd.	3,543	514,444
Cincinnati Financial Corp.	1,180	113,492
Everest Re Group Ltd.	302	71,121
Hartford Financial Services Group, Inc. (The)	2,791	145,997
Lincoln National Corp.	1,622	108,220
Loews Corp.	2,043	104,785
Marsh & McLennan Cos., Inc.	3,907	368,391
MetLife, Inc.	7,395	341,131
Principal Financial Group, Inc.	1,964	112,262
Progressive Corp. (The)	4,517	353,004
Prudential Financial, Inc.	3,165	334,572

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Torchmark Corp.	778	$68,199
Travelers Cos., Inc. (The)	2,039	293,106
Unum Group	1,631	60,217
Willis Towers Watson plc	981	180,838

		4,536,998

Interactive Media & Services 3.9%
Alphabet, Inc., Class A*	2,310	2,769,598
Alphabet, Inc., Class C*	2,372	2,819,074
Facebook, Inc., Class A*	18,409	3,560,300
TripAdvisor, Inc.*	790	42,052
Twitter, Inc.*	5,647	225,372

		9,416,396

Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc.*	3,189	6,143,672
Booking Holdings, Inc.*	348	645,536
eBay, Inc.	6,640	257,300
Expedia Group, Inc.	909	118,025

		7,164,533

IT Services 4.1%
Accenture plc, Class A	4,923	899,284
Akamai Technologies, Inc.*	1,272	101,836
Alliance Data Systems Corp.	357	57,156
Automatic Data Processing, Inc.	3,367	553,501
Broadridge Financial Solutions, Inc.	901	106,435
Cognizant Technology Solutions Corp., Class A	4,450	324,672
DXC Technology Co.	2,084	137,002
Fidelity National Information Services, Inc.	2,518	291,912
Fiserv, Inc.*	3,031	264,425
FleetCor Technologies, Inc.*	670	174,837
Gartner, Inc.*	673	106,987
Global Payments, Inc.	1,196	174,700
International Business Machines Corp.	6,871	963,795
Jack Henry & Associates, Inc.	602	89,734
Mastercard, Inc., Class A	6,968	1,771,544
Paychex, Inc.	2,476	208,752
PayPal Holdings, Inc.*	9,060	1,021,696
Total System Services, Inc.	1,224	125,142
VeriSign, Inc.*	818	161,514
Visa, Inc., Class A	13,508	2,221,120
Western Union Co. (The)	3,412	66,329

		9,822,373

Leisure Products 0.0%†
Hasbro, Inc.	863	87,905
Mattel, Inc.*	2,536	30,914

		118,819

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	2,461	193,188
Illumina, Inc.*	1,137	354,744
IQVIA Holdings, Inc.*	1,242	172,514
Mettler-Toledo International, Inc.*	190	141,599
PerkinElmer, Inc.	884	84,723
Thermo Fisher Scientific, Inc.	3,109	862,592

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.*	540	$115,312

		1,924,672

Machinery 1.3%
Caterpillar, Inc.	4,447	620,001
Cummins, Inc.	1,123	186,744
Deere & Co.	2,463	407,947
Dover Corp.	1,128	110,589
Flowserve Corp.	965	47,314
Fortive Corp.	2,283	197,114
Illinois Tool Works, Inc.	2,335	363,396
Ingersoll-Rand plc	1,851	226,951
PACCAR, Inc.	2,688	192,649
Parker-Hannifin Corp.	980	177,458
Pentair plc	1,197	46,671
Snap-on, Inc.	417	70,173
Stanley Black & Decker, Inc.	1,175	172,255
Wabtec Corp.	1,090	80,736
Xylem, Inc.	1,397	116,510

		3,016,508

Media 1.1%
CBS Corp. (Non-Voting), Class B	2,701	138,480
Charter Communications, Inc., Class A*	1,342	498,137
Comcast Corp., Class A	34,866	1,517,717
Discovery, Inc., Class A*	1,151	35,566
Discovery, Inc., Class C*	2,646	76,099
DISH Network Corp., Class A*	1,688	59,283
Fox Corp., Class A*	2,746	107,067
Fox Corp., Class B*	1,157	44,544
Interpublic Group of Cos., Inc. (The)	2,842	65,366
News Corp., Class A	2,825	35,086
News Corp., Class B	898	11,216
Omnicom Group, Inc.	1,700	136,051

		2,724,612

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	11,250	138,488
Newmont Goldcorp Corp.	6,050	187,913
Nucor Corp.	2,345	133,829

		460,230

Multiline Retail 0.4%
Dollar General Corp.	2,036	256,719
Dollar Tree, Inc.*	1,845	205,312
Kohl’s Corp.	1,287	91,506
Macy’s, Inc.	2,258	53,153
Nordstrom, Inc.	866	35,523
Target Corp.	4,037	312,545

		954,758

Multi-Utilities 0.8%
Ameren Corp.	1,899	138,190
CenterPoint Energy, Inc.	3,895	120,745
CMS Energy Corp.	2,202	122,321
Consolidated Edison, Inc.	2,488	214,366
Dominion Energy, Inc.	6,178	481,081
DTE Energy Co.	1,410	177,251
NiSource, Inc.	2,905	80,701
Public Service Enterprise Group, Inc.	3,914	233,470

Common Stocks (continued)

	Shares	Value

Multi-Utilities (continued)
Sempra Energy	2,121	$271,382
WEC Energy Group, Inc.	2,445	191,762

		2,031,269

Oil, Gas & Consumable Fuels 3.7%
Anadarko Petroleum Corp.	3,874	282,221
Apache Corp.	2,817	92,707
Cabot Oil & Gas Corp.	3,300	85,437
Chevron Corp.	14,665	1,760,680
Cimarex Energy Co.	796	54,653
Concho Resources, Inc.	1,574	181,608
ConocoPhillips	8,765	553,247
Devon Energy Corp.	3,577	114,965
Diamondback Energy, Inc.	1,201	127,774
EOG Resources, Inc.	4,485	430,784
Exxon Mobil Corp.	32,698	2,624,995
Hess Corp.	1,979	126,894
HollyFrontier Corp.	1,230	58,708
Kinder Morgan, Inc.	15,063	299,302
Marathon Oil Corp.	6,290	107,182
Marathon Petroleum Corp.	5,179	315,246
Noble Energy, Inc.	3,767	101,935
Occidental Petroleum Corp.	5,796	341,269
ONEOK, Inc.	3,188	216,561
Phillips 66	3,245	305,906
Pioneer Natural Resources Co.	1,285	213,901
Valero Energy Corp.	3,187	288,933
Williams Cos., Inc. (The)	9,374	265,565

		8,950,473

Personal Products 0.1%
Coty, Inc., Class A	4,228	45,747
Estee Lauder Cos., Inc. (The), Class A	1,690	290,359

		336,106

Pharmaceuticals 3.5%
Allergan plc	2,418	355,446
Bristol-Myers Squibb Co.	12,614	585,668
Eli Lilly & Co.	6,670	780,657
Johnson & Johnson	20,552	2,901,942
Merck & Co., Inc.	19,924	1,568,218
Mylan NV*	4,010	108,230
Nektar Therapeutics*	1,266	40,537
Perrigo Co. plc	983	47,105
Pfizer, Inc.	42,851	1,740,179
Zoetis, Inc.	3,703	377,114

		8,505,096

Professional Services 0.2%
Equifax, Inc.	939	118,267
IHS Markit Ltd.*	2,821	161,530
Nielsen Holdings plc	2,617	66,812
Robert Half International, Inc.	911	56,564
Verisk Analytics, Inc.	1,268	178,966

		582,139

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	2,428	126,426

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail 0.9%
CSX Corp.	6,000	$477,780
JB Hunt Transport Services, Inc.	646	61,034
Kansas City Southern	787	96,911
Norfolk Southern Corp.	2,068	421,914
Union Pacific Corp.	5,583	988,414

		2,046,053

Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	6,832	188,768
Analog Devices, Inc.	2,849	331,168
Applied Materials, Inc.	7,377	325,104
Broadcom, Inc.	3,059	973,986
Intel Corp.	34,710	1,771,598
KLA-Tencor Corp.	1,251	159,477
Lam Research Corp.	1,182	245,182
Maxim Integrated Products, Inc.	2,126	127,560
Microchip Technology, Inc.	1,839	183,698
Micron Technology, Inc.*	8,670	364,660
NVIDIA Corp.	4,680	847,080
Qorvo, Inc.*	932	70,469
QUALCOMM, Inc.	9,353	805,574
Skyworks Solutions, Inc.	1,354	119,396
Texas Instruments, Inc.	7,248	854,032
Xilinx, Inc.	1,960	235,474

		7,603,226

Software 5.3%
Adobe, Inc.*	3,766	1,089,315
ANSYS, Inc.*	651	127,466
Autodesk, Inc.*	1,696	302,244
Cadence Design Systems, Inc.*	2,178	151,110
Citrix Systems, Inc.	949	95,811
Fortinet, Inc.*	1,130	105,565
Intuit, Inc.	2,003	502,873
Microsoft Corp.	59,275	7,741,315
Oracle Corp.	19,675	1,088,618
Red Hat, Inc.*	1,369	249,883
salesforce.com, Inc.*	5,908	976,888
Symantec Corp.	4,970	120,324
Synopsys, Inc.*	1,163	140,816

		12,692,228

Specialty Retail 1.9%
Advance Auto Parts, Inc.	546	90,811
AutoZone, Inc.*	194	199,492
Best Buy Co., Inc.	1,808	134,533
CarMax, Inc.* (a)	1,326	103,242
Foot Locker, Inc.	871	49,830
Gap, Inc. (The)	1,600	41,728
Home Depot, Inc. (The)	8,719	1,776,060
L Brands, Inc.	1,794	45,998
Lowe’s Cos., Inc.	6,188	700,110
O’Reilly Automotive, Inc.*	603	228,278
Ross Stores, Inc.	2,869	280,187
Tiffany & Co.	864	93,157
TJX Cos., Inc. (The)	9,564	524,872
Tractor Supply Co.	900	93,150
Ulta Beauty, Inc.*	427	149,015

		4,510,463

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	34,609	$6,944,988
Hewlett Packard Enterprise Co.	10,494	165,910
HP, Inc.	11,899	237,385
NetApp, Inc.	1,918	139,726
Seagate Technology plc	1,993	96,302
Western Digital Corp.	2,203	112,617
Xerox Corp.	1,577	52,609

		7,749,537

Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings Ltd.*	1,105	48,708
Hanesbrands, Inc.	2,657	48,012
NIKE, Inc., Class B	9,722	853,883
PVH Corp.	575	74,169
Ralph Lauren Corp.	410	53,948
Tapestry, Inc.	2,320	74,867
Under Armour, Inc., Class A*	1,371	31,657
Under Armour, Inc., Class C*	1,388	28,759
VF Corp.	2,514	237,347

		1,451,350

Tobacco 0.8%
Altria Group, Inc.	14,477	786,535
Philip Morris International, Inc.	12,003	1,038,980

		1,825,515

Trading Companies & Distributors 0.1%
Fastenal Co.	2,223	156,833
United Rentals, Inc.*	622	87,652
WW Grainger, Inc.	348	98,136

		342,621

Water Utilities 0.1%
American Water Works Co., Inc.	1,369	148,112

Total Common Stocks (cost $174,170,576)		189,612,329

Purchased Options 2.1%

	Number of Contracts

Call Options 2.1%
Future Equity Index Options 1.6%
S&P 500 E-Mini Index 6/21/2019 at USD 2,500.00, American Style Notional Amount: USD 23,272,057 Exchange Traded*	158	3,566,060
S&P 500 E-Mini Index 6/21/2019 at USD 3,000.00, European Style Notional Amount: USD 24,008,515 Exchange Traded*	163	178,485

		3,744,545

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Purchased Options (continued)

	Number of Contract	Value

Call Options (continued)
Future Interest Rate Options 0.5%
U.S. Treasury 30 Year Bond 5/24/2019 at USD 144.00, American Style Notional Amount: USD 14,400,000 Exchange Traded*	219	$776,766
U.S. Treasury 30 Year Bond 5/24/2019 at USD 145.00, American Style Notional Amount: USD 14,500,000 Exchange Traded*	189	499,078

		1,275,844

Total Option Purchased (cost $4,300,272)		5,020,389

Short-Term Investments 13.0%

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c) (cost 5,784)	5,784	5,784

	Principal Amount

U.S. Treasury Obligations 13.0%
U.S. Treasury Bills 2.39%
6/6/2019 (d)	$1,040,000	1,037,524
2.40% 6/13/2019	30,155,000	30,068,907

Total U.S. Treasury Obligations (cost $31,106,424)		31,106,431

Total Short-Term Investment (cost $31,112,208)		31,112,215

Repurchase Agreements 0.0%†
BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $84,521, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $86,266. (c)(e)	84,515	84,515
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $12,403, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $12,650. (c)(e)	12,402	12,402

Total Repurchase Agreements (cost $96,917)		96,917

Total Investments (cost $209,679,973) — 94.0%		225,841,850

Other assets in excess of liabilities — 6.0%		14,500,040

NET ASSETS — 100.0%		$240,341,890

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $101,218, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $5,784 and $96,917, respectively, a total value of $102,701.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $102,701.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(e)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Currency:

USD	United States Dollar

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund (Continued)

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	328	6/2019	USD	48,355,400	2,479,577
U.S. Treasury Long Bond	110	6/2019	USD	16,221,562	(12,480)

					2,467,097

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund
Assets:
Investment securities, at value* (cost $209,583,056)	$225,744,933
Repurchase agreements, at value (cost $96,917)	96,917
Cash	14,439,280
Interest and dividends receivable	189,235
Security lending income receivable	10
Receivable for capital shares issued	53,835
Receivable for variation margin on futures contracts	146,847
Reimbursement from investment adviser (Note 3)	39,360
Prepaid expenses	95,873

Total Assets	240,806,290

Liabilities:
Payable for investments purchased	8,080
Payable for capital shares redeemed	96,091
Payable upon return of securities loaned (Note 2)	102,701
Accrued expenses and other payables:
Investment advisory fees	116,612
Fund administration fees	25,112
Distribution fees	11,863
Administrative servicing fees	9,811
Accounting and transfer agent fees	52,109
Trustee fees	483
Custodian fees	2,823
Compliance program costs (Note 3)	207
Professional fees	11,674
Printing fees	23,516
Other	3,318

Total Liabilities	464,400

Net Assets	$240,341,890

Represented by:
Capital	$215,652,631
Total distributable earnings (loss)	24,689,259

Net Assets	$240,341,890

Net Assets:
Class A Shares	$40,632,608
Class C Shares	4,503,306
Class R Shares	79,571
Class R6 Shares	184,192,182
Eagle Class Shares	5,077
Institutional Service Class Shares	10,929,146

Total	$240,341,890

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,439,705
Class C Shares	759,675
Class R Shares	9,038
Class R6 Shares	18,619,994
Eagle Class Shares	509
Institutional Service Class Shares	1,096,853

Total	24,925,774

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.15
Class C Shares (b)	$5.93
Class R Shares	$8.80
Class R6 Shares	$9.89
Eagle Class Shares	$9.97
Institutional Service Class Shares	$9.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.71

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $101,218 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Dynamic U.S. Growth Fund
INVESTMENT INCOME:
Dividend income	$1,770,633
Interest income	480,444
Income from securities lending (Note 2)	2,592

Total Income	2,253,669

EXPENSES:
Investment advisory fees	634,366
Fund administration fees	66,134
Distribution fees Class A	38,630
Distribution fees Class C	20,971
Distribution fees Class R	177
Administrative servicing fees Class A	4,635
Administrative servicing fees Class C	1,938
Administrative servicing fees Class R	71
Administrative servicing fees Eagle Class	2
Administrative servicing fees Institutional Service Class	3,950
Registration and filing fees	42,379
Professional fees	42,499
Printing fees	20,664
Trustee fees	3,507
Custodian fees	4,580
Accounting and transfer agent fees	96,659
Compliance program costs (Note 3)	500
Other	4,291

Total expenses before and expenses reimbursed	985,953

Expenses reimbursed by adviser (Note 3)	(226,744)

Net Expenses	759,209

NET INVESTMENT INCOME	1,494,460

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,053,752
Expiration or closing of futures contracts (Note 2)	(313,831)

Net realized gains	739,921

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	14,612,567
Futures contracts (Note 2)	7,264,797

Net change in unrealized appreciation/depreciation	21,877,364

Net realized/unrealized gains	22,617,285

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,111,745

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Dynamic U.S. Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,494,460	$1,233,775
Net realized gains	739,921	68,847,547
Net change in unrealized appreciation/depreciation	21,877,364	(49,198,642)

Change in net assets resulting from operations	24,111,745	20,882,680

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,020,102)	(2,998,627)
Class C	(1,716,711)	(734,938)
Class R	(22,594)	(6,215)
Class R6	(51,191,289)	(16,474,497)
Eagle Class	(1,361)	– (a)
Institutional Service Class	(3,376,473)	(564,971)

Change in net assets from shareholder distributions	(65,328,530)	(20,779,248)

Change in net assets from capital transactions	69,864,993	(1,300,045)

Change in net assets	28,648,208	(1,196,613)

Net Assets:
Beginning of period	211,693,682	212,890,295

End of period	$240,341,890	$211,693,682

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,540,601	$3,503,473
Dividends reinvested	8,716,630	2,901,977
Cost of shares redeemed	(2,580,937)	(7,429,109)

Total Class A Shares	16,676,294	(1,023,659)

Class C Shares
Proceeds from shares issued	772,354	213,130
Dividends reinvested	1,531,315	647,419
Cost of shares redeemed	(864,192)	(2,748,497)

Total Class C Shares	1,439,477	(1,887,948)

Class R Shares
Proceeds from shares issued	3,543	4,300
Dividends reinvested	21,947	6,041
Cost of shares redeemed	(865)	(2,149)

Total Class R Shares	24,625	8,192

Class R6 Shares
Proceeds from shares issued	4,200,374	3,407,810
Dividends reinvested	49,865,857	16,011,623
Cost of shares redeemed	(10,361,508)	(17,343,449)

Total Class R6 Shares	43,704,723	2,075,984

Eagle Class Shares
Proceeds from shares issued	–	5,000 (a)
Dividends reinvested	1,361	– (a)
Cost of shares redeemed	–	– (a)

Total Eagle Class Shares	1,361	5,000 (a)

Statements of Changes in Net Assets (Continued)

	Nationwide Dynamic U.S. Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$11,348,031	$1,272,399
Dividends reinvested	1,712,974	558,886
Cost of shares redeemed	(5,042,492)	(2,308,899)

Total Institutional Service Class Shares	8,018,513	(477,614)

Change in net assets from capital transactions	$69,864,993	$(1,300,045)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,238,335	281,651
Reinvested	1,128,589	247,247
Redeemed	(284,957)	(604,040)

Total Class A Shares	2,081,967	(75,142)

Class C Shares
Issued	145,500	21,884
Reinvested	305,625	71,617
Redeemed	(147,563)	(290,204)

Total Class C Shares	303,562	(196,703)

Class R Shares
Issued	417	353
Reinvested	2,953	527
Redeemed	(103)	(168)

Total Class R Shares	3,267	712

Class R6 Shares
Issued	448,874	257,613
Reinvested	5,975,459	1,290,830
Redeemed	(1,044,855)	(1,314,509)

Total Class R6 Shares	5,379,478	233,934

Eagle Class Shares
Issued	–	347 (a)
Reinvested	162	– (a)
Redeemed	–	– (a)

Total Eagle Class Shares	162	347 (a)

Institutional Service Class Shares
Issued	1,045,369	95,560
Reinvested	203,768	44,898
Redeemed	(590,691)	(174,530)

Total Institutional Service Class Shares	658,446	(34,072)

Total change in shares	8,426,882	(70,924)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 1, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Dynamic U.S. Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.36	0.05	0.64	0.69	(0.07)	(3.83)	(3.90)	$9.15	11.49%		$40,632,608	0.93%	1.18%		1.14%	3.50%
Year Ended October 31, 2018	$12.46	0.04	1.11	1.15	(0.03)	(1.22)	(1.25)	$12.36	9.68%		$29,136,197	0.94%	0.34%		1.15%	153.29%
Year Ended October 31, 2017	$10.34	0.02	2.64	2.66	(0.02)	(0.52)	(0.54)	$12.46	26.88%		$30,306,398	0.96%	0.17%		1.16%	82.46%
Year Ended October 31, 2016	$11.07	0.04	(0.24)	(0.20)	(0.04)	(0.49)	(0.53)	$10.34	(1.83%	)	$28,098,839	0.97%	0.35%		1.19%	100.36%
Year Ended October 31, 2015	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%
Year Ended October 31, 2014	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	$12.70	18.85%	(g)	$28,072,969	0.92%	0.22%		1.21%	159.77%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.46	0.01	0.33	0.34	(0.04)	(3.83)	(3.87)	$5.93	11.12%		$4,503,306	1.74%	0.40%		1.96%	3.50%
Year Ended October 31, 2018	$9.86	(0.05)	0.87	0.82	–	(1.22)	(1.22)	$9.46	8.84%		$4,314,906	1.76%	(0.50%	)	1.96%	153.29%
Year Ended October 31, 2017	$8.35	(0.06)	2.10	2.04	(0.01)	(0.52)	(0.53)	$9.86	25.68%		$6,439,140	1.76%	(0.62%	)	1.96%	82.46%
Year Ended October 31, 2016	$9.07	(0.04)	(0.18)	(0.22)	(0.01)	(0.49)	(0.50)	$8.35	(2.54%	)	$6,621,421	1.76%	(0.45%	)	1.98%	100.36%
Year Ended October 31, 2015	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%
Year Ended October 31, 2014	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$12.04	0.03	0.61	0.64	(0.05)	(3.83)	(3.88)	$8.80	11.28%		$79,571	1.35%	0.78%		1.57%	3.50%
Year Ended October 31, 2018	$12.20	(0.01)	1.08	1.07	(0.01)	(1.22)	(1.23)	$12.04	9.20%		$69,504	1.35%	(0.07%	)	1.55%	153.29%
Year Ended October 31, 2017	$10.17	(0.01)	2.57	2.56	(0.01)	(0.52)	(0.53)	$12.20	26.32%		$61,710	1.32%	(0.13%	)	1.52%	82.46%
Year Ended October 31, 2016	$10.90	0.05	(0.22)	(0.17)	(0.07)	(0.49)	(0.56)	$10.17	(1.61%	)	$135,566	0.79%	0.52%		1.01%	100.36%
Year Ended October 31, 2015	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%
Year Ended October 31, 2014	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$13.02	0.07	0.71	0.78	(0.08)	(3.83)	(3.91)	$9.89	11.69%		$184,192,182	0.65%	1.49%		0.87%	3.50%
Year Ended October 31, 2018	$13.06	0.08	1.16	1.24	(0.06)	(1.22)	(1.28)	$13.02	10.00%		$172,430,086	0.65%	0.63%		0.85%	153.29%
Year Ended October 31, 2017	$10.81	0.06	2.76	2.82	(0.05)	(0.52)	(0.57)	$13.06	27.24%		$169,882,882	0.65%	0.48%		0.85%	82.46%
Year Ended October 31, 2016	$11.55	0.07	(0.24)	(0.17)	(0.08)	(0.49)	(0.57)	$10.81	(1.52%	)	$144,091,314	0.65%	0.67%		0.87%	100.36%
Year Ended October 31, 2015	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%
Year Ended October 31, 2014	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%

Eagle Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.09	0.07	0.72	0.79	(0.08)	(3.83)	(3.91)	$9.97	11.65%		$5,077	0.81%	1.32%		1.02%	3.50%
Period Ended October 31, 2018 (j)	$14.39	0.01	(1.31)	(1.30)	–	–	–	$13.09	(9.03%	)	$4,549	0.73%	0.72%		0.94%	153.29%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.09	0.06	0.72	0.78	(0.08)	(3.83)	(3.91)	$9.96	11.54%		$10,929,146	0.76%	1.29%		0.98%	3.50%
Year Ended October 31, 2018	$13.12	0.06	1.17	1.23	(0.04)	(1.22)	(1.26)	$13.09	9.88%		$5,738,440	0.80%	0.49%		1.01%	153.29%
Year Ended October 31, 2017	$10.86	0.03	2.78	2.81	(0.03)	(0.52)	(0.55)	$13.12	26.98%		$6,200,165	0.86%	0.29%		1.06%	82.46%
Year Ended October 31, 2016	$11.59	0.05	(0.24)	(0.19)	(0.05)	(0.49)	(0.54)	$10.86	(1.66%	)	$15,316,156	0.86%	0.46%		1.08%	100.36%
Year Ended October 31, 2015	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%
Year Ended October 31, 2014	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 28, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of September 28, 2018 through October 31, 2018.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Fund

Asset Allocation1

Common Stocks	99.3%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries2

Software	7.5%
Internet & Direct Marketing Retail	6.0%
Interactive Media & Services	5.7%
Oil, Gas & Consumable Fuels	4.9%
IT Services	4.9%
Pharmaceuticals	4.4%
Health Care Equipment & Supplies	4.1%
Semiconductors & Semiconductor Equipment	3.9%
Aerospace & Defense	3.8%
Insurance	3.8%
Other Industries	51.0%
100.0%

Top Holdings2

Amazon.com, Inc.	5.3%
Microsoft Corp.	3.9%
Bank of America Corp.	3.3%
Alphabet, Inc., Class A	3.3%
Facebook, Inc., Class A	2.4%
Exxon Mobil Corp.	2.0%
Coca-Cola Co. (The)	1.9%
Comcast Corp., Class A	1.8%
Verizon Communications, Inc.	1.8%
Apple, Inc.	1.7%
Other Holdings	72.6%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2019 through April 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,101.90	4.74	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.28	4.56	0.91
Class C Shares	Actual	(a)	1,000.00	1,097.50	8.58	1.65
	Hypothetical	(a)(b)	1,000.00	1,016.61	8.25	1.65
Class R Shares	Actual	(a)	1,000.00	1,099.00	6.97	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.15	6.71	1.34
Class R6 Shares	Actual	(a)	1,000.00	1,103.80	3.03	0.58
	Hypothetical	(a)(b)	1,000.00	1,021.92	2.91	0.58
Institutional Service Class Shares	Actual	(a)	1,000.00	1,103.00	3.49	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.36	0.67

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Fund

Common Stocks 99.3%

	Shares	Value

Aerospace & Defense 3.8%
Boeing Co. (The)	34,903	$13,182,514
Harris Corp.	33,634	5,667,329
Lockheed Martin Corp.	43,286	14,428,522
Raytheon Co.	36,477	6,477,951

		39,756,316

Airlines 0.3%
Southwest Airlines Co.	54,821	2,972,943

Banks 3.3%
Bank of America Corp.	1,125,686	34,423,478

Beverages 2.3%
Coca-Cola Co. (The)	396,556	19,455,037
Monster Beverage Corp.*	78,305	4,666,978

		24,122,015

Biotechnology 1.1%
Alnylam Pharmaceuticals, Inc.*	9,507	849,356
Biogen, Inc.*	8,128	1,863,263
Incyte Corp.*	19,009	1,459,891
Regeneron Pharmaceuticals, Inc.*	2,109	723,682
Seattle Genetics, Inc.*	31,662	2,146,050
Vertex Pharmaceuticals, Inc.*	26,246	4,435,049

		11,477,291

Capital Markets 2.4%
Northern Trust Corp.	63,021	6,210,720
Raymond James Financial, Inc.	56,629	5,185,517
TD Ameritrade Holding Corp.	250,746	13,184,225

		24,580,462

Chemicals 2.0%
Celanese Corp.	44,916	4,845,987
Dow, Inc.*	40,332	2,288,034
DowDuPont, Inc.	62,748	2,412,661
FMC Corp.	38,842	3,070,849
Linde plc	22,331	4,025,386
PPG Industries, Inc.	33,061	3,884,667

		20,527,584

Commercial Services & Supplies 0.7%
Waste Management, Inc.	67,768	7,274,217

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc.	24,603	1,917,558

Construction Materials 0.1%
Vulcan Materials Co.	6,725	848,090

Consumer Finance 0.5%
American Express Co.	48,690	5,707,929

Containers & Packaging 1.0%
Ball Corp.	73,603	4,411,764
Crown Holdings, Inc.*	47,135	2,739,958
International Paper Co.	62,361	2,919,118

		10,070,840

Common Stocks (continued)

	Shares	Value

Diversified Financial Services 1.0%
AXA Equitable Holdings, Inc.	131,339	$2,980,082
Berkshire Hathaway, Inc., Class B*	36,058	7,814,129

		10,794,211

Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	322,780	18,459,788

Electric Utilities 2.1%
Edison International	108,040	6,889,711
Exelon Corp.	143,892	7,331,297
NextEra Energy, Inc.	36,059	7,011,312
PG&E Corp.*	47,259	1,064,273

		22,296,593

Electrical Equipment 0.3%
AMETEK, Inc.	37,651	3,319,689

Electronic Equipment, Instruments & Components 0.4%
Flex Ltd.*	381,401	4,210,667

Energy Equipment & Services 0.6%
Baker Hughes a GE Co.	112,420	2,700,328
Halliburton Co.	112,612	3,190,298

		5,890,626

Entertainment 2.0%
Electronic Arts, Inc.*	47,190	4,466,534
Liberty Media Corp-Liberty Formula One, Class C*	60,147	2,334,305
Netflix, Inc.*	16,145	5,982,368
Spotify Technology SA*	9,003	1,222,337
Viacom, Inc., Class B	28,123	813,036
Walt Disney Co. (The)	41,068	5,625,084

		20,443,664

Equity Real Estate Investment Trusts (REITs) 3.4%
Alexandria Real Estate Equities, Inc.	37,338	5,316,558
American Tower Corp.	89,714	17,521,144
Equinix, Inc.	15,852	7,207,904
Essex Property Trust, Inc.	17,873	5,049,123

		35,094,729

Food Products 0.5%
Mondelez International, Inc., Class A	97,965	4,981,520

Health Care Equipment & Supplies 4.1%
Abbott Laboratories	207,216	16,486,105
Baxter International, Inc.	76,870	5,865,181
Boston Scientific Corp.*	309,181	11,476,799
Danaher Corp.	65,006	8,609,394

		42,437,479

Health Care Providers & Services 2.6%
Anthem, Inc.	42,315	11,130,115
HCA Healthcare, Inc.	48,234	6,136,812
UnitedHealth Group, Inc.	41,335	9,633,948

		26,900,875

Hotels, Restaurants & Leisure 1.7%
Hilton Worldwide Holdings, Inc.	40,466	3,520,137

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	57,848	$11,429,029
MGM Resorts International	88,647	2,360,670

		17,309,836

Household Durables 0.8%
Lennar Corp., Class A	152,554	7,937,385

Household Products 1.7%
Procter & Gamble Co. (The)	163,244	17,382,221

Independent Power and Renewable Electricity Producers 0.7%
NRG Energy, Inc.	174,188	7,171,320

Industrial Conglomerates 0.6%
3M Co.	25,149	4,765,987
General Electric Co.	203,283	2,067,388

		6,833,375

Insurance 3.7%
American International Group, Inc.	181,923	8,654,077
Athene Holding Ltd., Class A*	136,339	6,157,070
Hartford Financial Services Group, Inc. (The)	121,713	6,366,807
Marsh & McLennan Cos., Inc.	81,804	7,713,299
Progressive Corp. (The)	46,820	3,658,983
Prudential Financial, Inc.	61,293	6,479,283

		39,029,519

Interactive Media & Services 5.7%
Alphabet, Inc., Class A*	28,589	34,277,067
Facebook, Inc., Class A*	129,427	25,031,182

		59,308,249

Internet & Direct Marketing Retail 5.9%
Amazon.com, Inc.*	28,638	55,171,680
Expedia Group, Inc.	52,904	6,869,055

		62,040,735

IT Services 4.9%
FleetCor Technologies, Inc.*	32,837	8,568,815
Global Payments, Inc.	77,752	11,357,235
GoDaddy, Inc., Class A*	65,182	5,312,333
PayPal Holdings, Inc.*	70,694	7,972,162
Total System Services, Inc.	25,157	2,572,052
Visa, Inc., Class A	93,011	15,293,799

		51,076,396

Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	40,464	11,226,737

Machinery 1.6%
Caterpillar, Inc.	25,245	3,519,658
Deere & Co.	17,232	2,854,136
Fortive Corp.	16,847	1,454,570
Illinois Tool Works, Inc.	26,089	4,060,231
Ingersoll-Rand plc	42,241	5,179,169

		17,067,764

Media 2.5%
Charter Communications, Inc., Class A*	19,440	7,215,933

Common Stocks (continued)

	Shares	Value

Media (continued)
Comcast Corp., Class A	433,073	$18,851,668

		26,067,601

Metals & Mining 0.2%
Alcoa Corp.*	7,663	204,449
Freeport-McMoRan, Inc.	28,863	355,303
Nucor Corp.	18,798	1,072,802
Southern Copper Corp.	13,930	535,191

		2,167,745

Multi-Utilities 1.1%
Sempra Energy	89,700	11,477,115

Oil, Gas & Consumable Fuels 4.9%
Chevron Corp.	61,965	7,439,518
Concho Resources, Inc.	13,057	1,506,517
Diamondback Energy, Inc.	17,784	1,892,040
Encana Corp.	331,222	2,295,368
Exxon Mobil Corp.	254,992	20,470,758
Marathon Petroleum Corp.	93,543	5,693,962
Noble Energy, Inc.	86,651	2,344,776
ONEOK, Inc.	35,957	2,442,559
TransCanada Corp.	146,613	7,002,237

		51,087,735

Pharmaceuticals 4.3%
Allergan plc	78,568	11,549,496
AstraZeneca plc, ADR-UK	313,663	11,812,549
Bristol-Myers Squibb Co.	261,224	12,128,630
Elanco Animal Health, Inc.*	4,782	150,633
Eli Lilly & Co.	27,135	3,175,880
Mylan NV*	135,426	3,655,148
Teva Pharmaceutical Industries Ltd., ADR-IL*	166,330	2,531,543

		45,003,879

Professional Services 1.0%
Equifax, Inc.	18,375	2,314,331
IHS Markit Ltd.*	147,092	8,422,488

		10,736,819

Road & Rail 2.4%
JB Hunt Transport Services, Inc.	25,749	2,432,766
Norfolk Southern Corp.	83,966	17,130,743
Union Pacific Corp.	29,741	5,265,347

		24,828,856

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc.*	217,492	6,009,304
Broadcom, Inc.	276	87,878
Intel Corp.	153,974	7,858,833
KLA-Tencor Corp.	27,518	3,507,995
Marvell Technology Group Ltd.	345,073	8,633,726
Micron Technology, Inc.*	103,742	4,363,389
NVIDIA Corp.	9,700	1,755,700
Texas Instruments, Inc.	48,413	5,704,504
Xilinx, Inc.	23,760	2,854,526

		40,775,855

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software 7.5%
Adobe, Inc.*	16,854	$4,875,020
Autodesk, Inc.*	10,143	1,807,584
Microsoft Corp.	311,782	40,718,729
salesforce.com, Inc.*	45,318	7,493,331
ServiceNow, Inc.*	10,222	2,775,375
Splunk, Inc.*	10,437	1,440,724
SS&C Technologies Holdings, Inc.	214,702	14,526,737
Workday, Inc., Class A*	19,845	4,080,727

		77,718,227

Specialty Retail 2.6%
Lowe’s Cos., Inc.	116,261	13,153,769
TJX Cos., Inc. (The)	250,793	13,763,520

		26,917,289

Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	89,736	18,007,323
Western Digital Corp.	81,597	4,171,239

		22,178,562

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	110,056	9,666,218

Tobacco 1.0%
Philip Morris International, Inc.	119,759	10,366,339

Total Investments (cost $892,987,306) — 99.3%		1,033,884,341

Other assets in excess of liabilities — 0.7%		7,777,951

NET ASSETS — 100.0%		$1,041,662,292

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

IL	Israel

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Fund
Assets:
Investment securities, at value (cost $892,987,306)	$1,033,884,341
Cash	4,880,969
Interest and dividends receivable	749,871
Security lending income receivable	61
Receivable for investments sold	6,666,810
Receivable for capital shares issued	109,273
Reclaims receivable	27,369
Prepaid expenses	58,768

Total Assets	1,046,377,462

Liabilities:
Payable for investments purchased	3,585,581
Payable for capital shares redeemed	284,922
Accrued expenses and other payables:
Investment advisory fees	413,490
Fund administration fees	48,677
Distribution fees	34,023
Administrative servicing fees	105,872
Accounting and transfer agent fees	110,227
Trustee fees	2,114
Custodian fees	11,343
Compliance program costs (Note 3)	980
Professional fees	20,920
Printing fees	88,441
Recoupment fees (Note 3)	4,356
Other	4,224

Total Liabilities	4,715,170

Net Assets	$1,041,662,292

Represented by:
Capital	$900,160,664
Total distributable earnings (loss)	141,501,628

Net Assets	$1,041,662,292

Net Assets:
Class A Shares	$155,355,607
Class C Shares	3,087,281
Class R Shares	66,248
Class R6 Shares	5,585
Institutional Service Class Shares	883,147,571

Total	$1,041,662,292

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,043,665
Class C Shares	154,715
Class R Shares	3,095
Class R6 Shares	259
Institutional Service Class Shares	40,967,870

Total	48,169,604

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$22.06
Class C Shares (b)	$19.95
Class R Shares	$21.40
Class R6 Shares	$21.56
Institutional Service Class Shares	$21.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.41

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$8,823,598
Interest income	49,034
Income from securities lending (Note 2)	12,351
Foreign tax withholding	(24,263)

Total Income	8,860,720

EXPENSES:
Investment advisory fees	2,592,701
Fund administration fees	164,060
Distribution fees Class A	180,258
Distribution fees Class C	15,072
Distribution fees Class R	149
Administrative servicing fees Class A	45,641
Administrative servicing fees Class C	904
Administrative servicing fees Class R	75
Administrative servicing fees Institutional Service Class	303,775
Registration and filing fees	38,403
Professional fees	32,632
Printing fees	33,922
Trustee fees	16,402
Custodian fees	22,151
Accounting and transfer agent fees	200,082
Compliance program costs (Note 3)	2,338
Recoupment fees (Note 3)	4,356
Other	12,668

Total expenses before fees waived	3,665,589

Investment advisory fees waived (Note 3)	(219,045)

Net Expenses	3,446,544

NET INVESTMENT INCOME	5,414,176

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	2,709,627
Net change in unrealized appreciation/depreciation in the value of:
Investment securities	89,057,202
Translation of assets and liabilities denominated in foreign currencies	(287)

Net change in unrealized appreciation/depreciation	89,056,915

Net realized/unrealized gains	91,766,542

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$97,180,718

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,414,176	$9,812,126
Net realized gains	2,709,627	188,390,178
Net change in unrealized appreciation/depreciation	89,056,915	(153,037,955)

Change in net assets resulting from operations	97,180,718	45,164,349

Distributions to Shareholders From:
Distributable earnings:
Class A	(28,127,661)	(13,991,482)
Class C	(642,159)	(330,751)
Class R	(11,561)	(5,417)
Class R6	(996)	(29	)(a)
Institutional Service Class	(164,716,827)	(84,222,401)

Change in net assets from shareholder distributions	(193,499,204)	(98,550,080)

Change in net assets from capital transactions	131,656,001	32,390,235

Change in net assets	35,337,515	(20,995,496)

Net Assets:
Beginning of period	1,006,324,777	1,027,320,273

End of period	$1,041,662,292	$1,006,324,777

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,120,616	$4,463,610
Dividends reinvested	27,712,427	13,799,886
Cost of shares redeemed	(9,708,894)	(18,565,528)

Total Class A Shares	21,124,149	(302,032)

Class C Shares
Proceeds from shares issued	216,275	162,975
Dividends reinvested	568,694	297,330
Cost of shares redeemed	(383,229)	(935,586)

Total Class C Shares	401,740	(475,281)

Class R Shares
Proceeds from shares issued	1,261	1,864
Dividends reinvested	11,551	5,417
Cost of shares redeemed	–	(5,252)

Total Class R Shares	12,812	2,029

Class R6 Shares
Proceeds from shares issued	–	4,997	(a)
Dividends reinvested	996	29	(a)
Cost of shares redeemed	–	–	(a)

Total Class R6 Shares	996	5,026	(a)

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$10,590,464	$48,479,805
Dividends reinvested	158,296,455	80,418,799
Cost of shares redeemed	(58,770,615)	(95,738,111)

Total Institutional Service Class Shares	110,116,304	33,160,493

Change in net assets from capital transactions	$131,656,001	$32,390,235

SHARE TRANSACTIONS:
Class A Shares
Issued	146,852	170,712
Reinvested	1,464,536	546,024
Redeemed	(466,345)	(715,642)

Total Class A Shares	1,145,043	1,094

Class C Shares
Issued	10,841	6,363
Reinvested	33,208	12,705
Redeemed	(20,223)	(39,761)

Total Class C Shares	23,826	(20,693)

Class R Shares
Issued	61	73
Reinvested	629	219
Redeemed	–	(212)

Total Class R Shares	690	80

Class R6 Shares
Issued	–	204 (a)
Reinvested	54	1 (a)
Redeemed	–	– (a)

Total Class R6 Shares	54	205 (a)

Institutional Service Class Shares
Issued	512,929	1,874,752
Reinvested	8,558,372	3,231,843
Redeemed	(2,754,236)	(3,723,589)

Total Institutional Service Class Shares	6,317,065	1,383,006

Total change in shares	7,486,678	1,363,692

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$25.12	0.10	1.64	1.74	(0.09)	(4.71)	(4.80)	$22.06	10.19%	(i)	$155,355,607	0.91%	0.90%		0.96%	25.68%
Year Ended October 31, 2018	$26.48	0.18	0.85	1.03	(0.21)	(2.18)	(2.39)	$25.12	3.87%		$148,186,807	0.95%	0.69%		1.00%	140.41%
Year Ended October 31, 2017	$22.25	0.21	4.98	5.19	(0.26)	(0.70)	(0.96)	$26.48	23.93%		$156,138,195	0.96%	0.86%		1.00%	79.20%
Year Ended October 31, 2016	$22.31	0.27	0.43	0.70	(0.22)	(0.54)	(0.76)	$22.25	3.30%		$136,414,821	0.96%	1.27%		1.04%	60.90%
Year Ended October 31, 2015	$21.77	0.22	0.57	0.79	(0.25)	–	(0.25)	$22.31	3.68%		$145,390,681	0.95%	0.98%		1.00%	72.24%	(g)
Year Ended October 31, 2014	$19.00	0.20	2.76	2.96	(0.19)	–	(0.19)	$21.77	15.64%		$81,892,569	0.94%	0.99%		0.99%	48.08%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$23.24	0.02	1.44	1.46	(0.04)	(4.71)	(4.75)	$19.95	9.75%		$3,087,281	1.65%	0.17%		1.70%	25.68%
Year Ended October 31, 2018	$24.69	(0.01)	0.81	0.80	(0.07)	(2.18)	(2.25)	$23.24	3.15%		$3,042,181	1.66%	(0.02%	)	1.71%	140.41%
Year Ended October 31, 2017	$20.81	0.03	4.64	4.67	(0.09)	(0.70)	(0.79)	$24.69	22.99%		$3,742,859	1.72%	0.11%		1.77%	79.20%
Year Ended October 31, 2016	$20.93	0.10	0.40	0.50	(0.08)	(0.54)	(0.62)	$20.81	2.49%		$4,046,885	1.75%	0.49%		1.79%	60.90%
Year Ended October 31, 2015	$20.45	0.04	0.54	0.58	(0.10)	–	(0.10)	$20.93	2.88%		$4,645,828	1.72%	0.18%		1.77%	72.24%	(g)
Year Ended October 31, 2014	$17.91	0.04	2.59	2.63	(0.09)	–	(0.09)	$20.45	14.72%		$2,045,558	1.70%	0.22%		1.75%	48.08%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$24.55	0.05	1.57	1.62	(0.06)	(4.71)	(4.77)	$21.40	9.90%		$66,248	1.34%	0.47%		1.39%	25.68%
Year Ended October 31, 2018	$25.92	0.09	0.85	0.94	(0.13)	(2.18)	(2.31)	$24.55	3.60%	(i)	$59,034	1.28%	0.35%		1.33%	140.41%
Year Ended October 31, 2017	$21.80	0.10	4.86	4.96	(0.14)	(0.70)	(0.84)	$25.92	23.33%	(i)	$60,273	1.39%	0.44%		1.44%	79.20%
Year Ended October 31, 2016	$21.87	0.17	0.43	0.60	(0.13)	(0.54)	(0.67)	$21.80	2.85%		$68,698	1.42%	0.79%		1.46%	60.90%
Year Ended October 31, 2015	$21.35	0.14	0.54	0.68	(0.16)	–	(0.16)	$21.87	3.19%		$56,905	1.41%	0.62%		1.46%	72.24%	(g)
Year Ended October 31, 2014	$18.66	0.11	2.70	2.81	(0.12)	–	(0.12)	$21.35	15.15%		$105,062	1.37%	0.52%		1.42%	48.08%

Class R6 Shares
Six Months Ended April 30, 2019 (Unaudited)	$24.67	0.13	1.60	1.73	(0.13)	(4.71)	(4.84)	$21.56	10.38%	(i)	$5,585	0.58%	1.22%		0.65%	25.68%
Period Ended October 31, 2018 (j)	$24.56	0.13	0.12	0.25	(0.14)	–	(0.14)	$24.67	1.00%		$5,057	0.58%	0.91%		0.65%	140.41%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$24.68	0.12	1.59	1.71	(0.12)	(4.71)	(4.83)	$21.56	10.30%	(i)	$883,147,571	0.67%	1.15%		0.71%	25.68%
Year Ended October 31, 2018	$26.07	0.25	0.85	1.10	(0.31)	(2.18)	(2.49)	$24.68	4.22%		$855,031,698	0.67%	0.97%		0.71%	140.41%
Year Ended October 31, 2017	$21.92	0.27	4.90	5.17	(0.32)	(0.70)	(1.02)	$26.07	24.22%		$867,378,946	0.71%	1.11%		0.76%	79.20%
Year Ended October 31, 2016	$21.99	0.32	0.42	0.74	(0.27)	(0.54)	(0.81)	$21.92	3.52%		$822,749,912	0.74%	1.49%		0.78%	60.90%
Year Ended October 31, 2015	$21.46	0.27	0.56	0.83	(0.30)	–	(0.30)	$21.99	3.93%		$828,756,789	0.73%	1.24%		0.78%	72.24%	(g)
Year Ended October 31, 2014	$18.74	0.24	2.71	2.95	(0.23)	–	(0.23)	$21.46	15.85%		$811,488,568	0.72%	1.21%		0.77%	48.08%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of April 10, 2018 through October 31, 2018.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation1

Common Stocks	96.9%
Repurchase Agreements	0.5%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries2

Software	15.3%
Health Care Equipment & Supplies	14.5%
IT Services	10.2%
Electronic Equipment, Instruments & Components	7.7%
Professional Services	5.9%
Specialty Retail	5.4%
Machinery	4.5%
Capital Markets	4.5%
Health Care Technology	3.4%
Banks	3.0%
Other Industries#	25.6%
100.0%

Top Holdings2

CoStar Group, Inc.	3.2%
Intuit, Inc.	3.2%
Amphenol Corp., Class A	2.9%
Copart, Inc.	2.8%
Tyler Technologies, Inc.	2.8%
Fiserv, Inc.	2.8%
Church & Dwight Co., Inc.	2.7%
Broadridge Financial Solutions, Inc.	2.7%
Verisk Analytics, Inc.	2.6%
IDEXX Laboratories, Inc.	2.5%
Other Holdings#	71.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,139.60	6.26	1.18
	Hypothetical	(a)(b)	1,000.00	1,018.94	5.91	1.18
Class C Shares	Actual	(a)	1,000.00	1,136.10	10.17	1.92
	Hypothetical	(a)(b)	1,000.00	1,015.27	9.59	1.92
Class R6 Shares	Actual	(a)	1,000.00	1,142.00	4.36	0.82
	Hypothetical	(a)(b)	1,000.00	1,020.73	4.11	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,141.70	4.41	0.83
	Hypothetical	(a)(b)	1,000.00	1,020.68	4.16	0.83

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 96.9%

	Shares	Value

Banks 3.0%
East West Bancorp, Inc.	224,465	$11,555,458
Signature Bank	65,572	8,660,094

		20,215,552

Biotechnology 1.0%
Ligand Pharmaceuticals, Inc.*	55,582	6,994,995

Building Products 1.2%
Fortune Brands Home & Security, Inc.	152,198	8,033,010

Capital Markets 4.4%
Intercontinental Exchange, Inc.	188,256	15,314,625
Raymond James Financial, Inc.	158,291	14,494,707

		29,809,332

Commercial Services & Supplies 2.8%
Copart, Inc.*	279,377	18,807,660

Distributors 2.3%
Pool Corp.	85,858	15,775,549

Diversified Consumer Services 2.0%
Grand Canyon Education, Inc.*	120,801	13,999,628

Electronic Equipment, Instruments & Components 7.5%
Amphenol Corp., Class A	196,202	19,533,871
Cognex Corp.	163,081	8,224,175
National Instruments Corp.	246,749	11,621,878
Trimble, Inc.*	288,454	11,774,692

		51,154,616

Health Care Equipment & Supplies 14.1%
ABIOMED, Inc.*	49,878	13,836,656
Align Technology, Inc.*	39,914	12,959,278
Cooper Cos., Inc. (The)	47,802	13,858,756
IDEXX Laboratories, Inc.*	73,123	16,964,536
Masimo Corp.*	26,821	3,490,753
STERIS plc	125,539	16,443,098
Teleflex, Inc.	33,562	9,604,773
Varian Medical Systems, Inc.*	68,084	9,270,998

		96,428,848

Health Care Providers & Services 0.8%
HealthEquity, Inc.*	84,509	5,725,485

Health Care Technology 3.3%
Cerner Corp.*	100,151	6,655,034
Medidata Solutions, Inc.*	175,459	15,850,966

		22,506,000

Hotels, Restaurants & Leisure 1.4%
Texas Roadhouse, Inc.	176,304	9,522,179

Household Products 2.6%
Church & Dwight Co., Inc.	240,262	18,007,637

Industrial Conglomerates 2.2%
Roper Technologies, Inc.	41,097	14,782,591

IT Services 9.9%
Broadridge Financial Solutions, Inc.	150,169	17,739,464

Common Stocks (continued)

	Shares	Value

IT Services (continued)
EPAM Systems, Inc.*	27,568	$4,944,596
Fiserv, Inc.*	210,401	18,355,383
Gartner, Inc.*	88,536	14,074,568
Global Payments, Inc.	87,908	12,840,722

		67,954,733

Leisure Products 1.3%
Hasbro, Inc.	88,168	8,980,792

Machinery 4.4%
IDEX Corp.	101,272	15,865,272
Snap-on, Inc.	39,805	6,698,385
WABCO Holdings, Inc.*	57,170	7,571,595

		30,135,252

Professional Services 5.7%
CoStar Group, Inc.*	43,370	21,522,362
Verisk Analytics, Inc.	123,842	17,479,060

		39,001,422

Road & Rail 1.2%
JB Hunt Transport Services, Inc.	87,462	8,263,410

Semiconductors & Semiconductor Equipment 1.7%
Microchip Technology, Inc. (a)	117,977	11,784,723

Software 14.9%
ANSYS, Inc.*	83,450	16,339,510
Blackline, Inc.*	87,021	4,445,033
Intuit, Inc.	84,717	21,269,050
RealPage, Inc.*	222,820	14,530,092
Red Hat, Inc.*	70,154	12,805,210
SS&C Technologies Holdings, Inc.	211,978	14,342,431
Tyler Technologies, Inc.*	79,356	18,403,450

		102,134,776

Specialty Retail 5.3%
Burlington Stores, Inc.*	86,964	14,689,089
O’Reilly Automotive, Inc.*	42,820	16,210,367
Ulta Beauty, Inc.*	15,470	5,398,721

		36,298,177

Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	97,976	10,376,638

Trading Companies & Distributors 2.4%
Fastenal Co.	109,150	7,700,533
Watsco, Inc.	55,805	8,843,418

		16,543,951

Total Common Stocks (cost $444,868,815)		663,236,956

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund (Continued)

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	199,048	$199,048

Total Short-Term Investment (cost $199,048)		199,048

Repurchase Agreements 0.5%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $2,908,910, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $2,968,971. (c)(d)	$2,908,692	2,908,692
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $426,862, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $435,367. (c)(d)	426,830	426,830

Total Repurchase Agreements (cost $3,335,522)		3,335,522

Total Investments (cost $448,403,385) — 97.4%		666,771,526

Other assets in excess of liabilities — 2.6%		18,078,683

NET ASSETS — 100.0%		$684,850,209

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $3,506,139, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $199,048 and $3,335,522, respectively, a total value of $3,534,570.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $3,534,570.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $445,067,863)	$663,436,004
Repurchase agreements, at value (cost $3,335,522)	3,335,522
Cash	23,159,684
Interest and dividends receivable	237,946
Security lending income receivable	981
Receivable for capital shares issued	283,379
Prepaid expenses	41,149

Total Assets	690,494,665

Liabilities:
Payable for capital shares redeemed	1,271,902
Payable upon return of securities loaned (Note 2)	3,534,570
Accrued expenses and other payables:
Investment advisory fees	394,120
Fund administration fees	43,032
Distribution fees	54,339
Administrative servicing fees	179,148
Accounting and transfer agent fees	16,939
Trustee fees	2,288
Custodian fees	7,908
Compliance program costs (Note 3)	919
Professional fees	21,276
Printing fees	108,542
Other	9,473

Total Liabilities	5,644,456

Net Assets	$684,850,209

Represented by:
Capital	$420,745,484
Total distributable earnings (loss)	264,104,725

Net Assets	$684,850,209

Net Assets:
Class A Shares	$109,785,262
Class C Shares	39,222,398
Class R6 Shares	116,489,782
Institutional Service Class Shares	419,352,767

Total	$684,850,209

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,126,676
Class C Shares	2,518,080
Class R6 Shares	5,100,646
Institutional Service Class Shares	18,603,357

Total	31,348,759

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$21.41
Class C Shares (b)	$15.58
Class R6 Shares	$22.84
Institutional Service Class Shares	$22.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.72

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $3,506,139 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,278,445
Interest income	193,178
Income from securities lending (Note 2)	10,484

Total Income	2,482,107

EXPENSES:
Investment advisory fees	2,319,826
Fund administration fees	123,862
Distribution fees Class A	130,502
Distribution fees Class C	194,724
Administrative servicing fees Class A	57,421
Administrative servicing fees Class C	19,472
Administrative servicing fees Institutional Service Class	21,616
Registration and filing fees	35,884
Professional fees	27,776
Printing fees	103,064
Trustee fees	11,096
Custodian fees	15,060
Accounting and transfer agent fees	28,634
Compliance program costs (Note 3)	1,430
Other	11,084

Total Expenses	3,101,451

NET INVESTMENT LOSS	(619,344)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	48,857,008
Net change in unrealized appreciation/depreciation in the value of investment securities	35,884,117

Net realized/unrealized gains	84,741,125

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,121,781

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment loss	$(619,344)	$(2,646,906)
Net realized gains	48,857,008	179,747,109
Net change in unrealized appreciation/depreciation	35,884,117	(77,342,119)

Change in net assets resulting from operations	84,121,781	99,758,084

Distributions to Shareholders From:
Distributable earnings:
Class A	(28,244,481)	(14,180,812)
Class C	(13,169,532)	(6,306,658)
Class R6	(27,395,752)	(33,517,908)
Institutional Service Class	(109,448,470)	(51,571,340)

Change in net assets from shareholder distributions	(178,258,235)	(105,576,718)

Change in net assets from capital transactions	67,593,682	(308,632,586)

Change in net assets	(26,542,772)	(314,451,220)

Net Assets:
Beginning of period	711,392,981	1,025,844,201

End of period	$684,850,209	$711,392,981

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,646,998	$12,389,236
Dividends reinvested	27,575,024	13,803,609
Cost of shares redeemed	(19,964,112)	(52,816,088)

Total Class A Shares	12,257,910	(26,623,243)

Class C Shares
Proceeds from shares issued	1,950,839	2,476,760
Dividends reinvested	12,684,264	6,074,980
Cost of shares redeemed	(10,368,675)	(13,506,498)

Total Class C Shares	4,266,428	(4,954,758)

Class R6 Shares
Proceeds from shares issued	4,621,084	32,708,830
Dividends reinvested	27,202,788	33,363,184
Cost of shares redeemed	(15,266,388)	(298,489,806)

Total Class R6 Shares	16,557,484	(232,417,792)

Institutional Service Class Shares
Proceeds from shares issued	71,025,028	130,868,568
Dividends reinvested	100,221,398	50,171,246
Cost of shares redeemed	(136,734,566)	(225,676,607)

Total Institutional Service Class Shares	34,511,860	(44,636,793)

Change in net assets from capital transactions	$67,593,682	$(308,632,586)

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	238,799	456,309
Reinvested	1,563,210	546,245
Redeemed	(1,002,440)	(1,954,998)

Total Class A Shares	799,569	(952,444)

Class C Shares
Issued	137,515	114,012
Reinvested	985,568	296,775
Redeemed	(676,796)	(618,044)

Total Class C Shares	446,287	(207,257)

Class R6 Shares
Issued	217,246	1,163,022
Reinvested	1,447,727	1,265,675
Redeemed	(706,198)	(10,119,979)

Total Class R6 Shares	958,775	(7,691,282)

Institutional Service Class Shares
Issued	3,315,156	4,699,910
Reinvested	5,402,771	1,919,328
Redeemed	(6,545,719)	(8,191,456)

Total Institutional Service Class Shares	2,172,208	(1,572,218)

Total change in shares	4,376,839	(10,423,201)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$26.00	(0.04)	2.22	2.18	–	(6.77)	(6.77)	$21.41	13.96%		$109,785,262	1.18%	(0.42%	)	1.18%	8.43%
Year Ended October 31, 2018	$26.98	(0.12)	1.99	1.87	–	(2.85)	(2.85)	$26.00	7.24%		$112,505,848	1.14%	(0.45%	)	1.14%	14.29%
Year Ended October 31, 2017	$23.72	(0.11)	5.41	5.30	–	(2.04)	(2.04)	$26.98	23.77%		$142,455,307	1.14%	(0.45%	)	1.14%	24.81%
Year Ended October 31, 2016	$28.54	(0.14)	(1.41)	(1.55)	–	(3.27)	(3.27)	$23.72	(5.64%	)	$160,222,910	1.15%	(0.55%	)	1.15%	31.03%
Year Ended October 31, 2015	$29.88	(0.20)	2.97	2.77	–	(4.11)	(4.11)	$28.54	10.89%		$202,116,190	1.20%	(0.72%	)	1.20%	15.30%
Period Ended October 31, 2014 (h)	$28.50	(0.06)	1.44	1.38	–	–	–	$29.88	4.84%		$481,151,390	1.26%	(0.81%	)	1.26%	5.12%
Year Ended July 31, 2014	$28.09	(0.24)	2.18	1.94	–	(1.53)	(1.53)	$28.50	6.96%		$476,141,617	1.25%	(0.81%	)	1.26%	32.13%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$20.93	(0.09)	1.51	1.42	–	(6.77)	(6.77)	$15.58	13.61%		$39,222,398	1.92%	(1.16%	)	1.92%	8.43%
Year Ended October 31, 2018	$22.41	(0.26)	1.63	1.37	–	(2.85)	(2.85)	$20.93	6.40%		$43,368,750	1.88%	(1.19%	)	1.88%	14.29%
Year Ended October 31, 2017	$20.16	(0.25)	4.54	4.29	–	(2.04)	(2.04)	$22.41	22.88%		$51,063,324	1.89%	(1.20%	)	1.89%	24.81%
Year Ended October 31, 2016	$24.92	(0.27)	(1.22)	(1.49)	–	(3.27)	(3.27)	$20.16	(6.30%	)	$55,956,882	1.88%	(1.29%	)	1.88%	31.03%
Year Ended October 31, 2015	$26.79	(0.35)	2.59	2.24	–	(4.11)	(4.11)	$24.92	10.06%		$78,741,743	1.88%	(1.40%	)	1.88%	15.30%
Period Ended October 31, 2014 (h)	$25.59	(0.10)	1.30	1.20	–	–	–	$26.79	4.69%		$93,527,500	1.92%	(1.47%	)	1.92%	5.12%
Year Ended July 31, 2014	$25.52	(0.37)	1.97	1.60	–	(1.53)	(1.53)	$25.59	6.30%		$95,287,969	1.87%	(1.43%	)	1.87%	32.13%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$27.21	(0.01)	2.41	2.40	–	(6.77)	(6.77)	$22.84	14.20%		$116,489,782	0.82%	(0.06%	)	0.82%	8.43%
Year Ended October 31, 2018	$28.02	(0.03)	2.07	2.04	–	(2.85)	(2.85)	$27.21	7.61%		$112,697,592	0.78%	(0.09%	)	0.78%	14.29%
Year Ended October 31, 2017	$24.48	(0.02)	5.60	5.58	–	(2.04)	(2.04)	$28.02	24.21%		$331,542,252	0.77%	(0.08%	)	0.77%	24.81%
Year Ended October 31, 2016	$29.24	(0.04)	(1.45)	(1.49)	–	(3.27)	(3.27)	$24.48	(5.26%	)	$173,735,539	0.77%	(0.15%	)	0.77%	31.03%
Year Ended October 31, 2015	$30.41	(0.08)	3.02	2.94	–	(4.11)	(4.11)	$29.24	11.31%		$21,720,270	0.77%	(0.28%	)	0.77%	15.30%
Period Ended October 31, 2014 (h)	$28.96	(0.03)	1.48	1.45	–	–	–	$30.41	5.01%		$1,628,255	0.84%	(0.38%	)	0.84%	5.12%
Period Ended July 31, 2014 (j)	$29.70	(0.08)	0.87	0.79	–	(1.53)	(1.53)	$28.96	2.72%		$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Institutional Service Class Shares (k)
Six Months Ended April 30, 2019 (Unaudited)	$26.95	(0.01)	2.37	2.36	–	(6.77)	(6.77)	$22.54	14.17%		$419,352,767	0.83%	(0.07%	)	0.83%	8.43%
Year Ended October 31, 2018	$27.82	(0.07)	2.05	1.98	–	(2.85)	(2.85)	$26.95	7.44%		$442,820,791	0.93%	(0.24%	)	0.93%	14.29%
Year Ended October 31, 2017	$24.35	(0.06)	5.57	5.51	–	(2.04)	(2.04)	$27.82	24.04%		$500,783,318	0.93%	(0.24%	)	0.93%	24.81%
Year Ended October 31, 2016	$29.14	(0.08)	(1.44)	(1.52)	–	(3.27)	(3.27)	$24.35	(5.40%	)	$593,862,140	0.92%	(0.33%	)	0.92%	31.03%
Year Ended October 31, 2015	$30.36	(0.13)	3.02	2.89	–	(4.11)	(4.11)	$29.14	11.14%		$801,296,568	0.92%	(0.44%	)	0.92%	15.30%
Period Ended October 31, 2014 (h)	$28.92	(0.03)	1.47	1.44	–	–	–	$30.36	4.98%		$757,684,581	0.89%	(0.43%	)	0.89%	5.12%
Year Ended July 31, 2014	$28.41	(0.16)	2.20	2.04	–	(1.53)	(1.53)	$28.92	7.24%		$919,189,168	0.98%	(0.54%	)	0.99%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Long/Short Equity Fund

Asset Allocation1

Common Stocks	100.8%
Short-Term Investments and Other assets in excess of liabilities	(0.8)%
100.0%

Top Long Industries2

IT Services	12.9%
Oil, Gas & Consumable Fuels	7.4%
Specialty Retail	5.7%
Banks	5.7%
Health Care Equipment & Supplies	4.8%
Chemicals	4.2%
Beverages	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Automobiles	3.9%
Tobacco	3.8%
Other Industries	43.5%
100.0%

Top Long Holdings2

General Motors Co.	3.9%
Philip Morris International, Inc.	3.8%
Chevron Corp.	3.8%
Mastercard, Inc., Class A	3.6%
AT&T, Inc.	3.6%
Royal Dutch Shell plc, Class B, ADR	3.6%
JPMorgan Chase & Co.	3.0%
Apple, Inc.	3.0%
Coca-Cola Co. (The)	2.8%
Wells Fargo & Co.	2.7%
Other Holdings	66.2%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total long positions as of April 30, 2019.

Shareholder Expense Example	Nationwide Long/Short Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Long/Short Equity Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,060.30	16.30	3.19
	Hypothetical	(a)(b)	1,000.00	1,008.98	15.89	3.19
Class R6 Shares	Actual	(a)	1,000.00	1,062.10	14.93	2.92
	Hypothetical	(a)(b)	1,000.00	1,010.31	14.55	2.92
Institutional Service Class Shares	Actual	(a)	1,000.00	1,061.60	15.28	2.99
	Hypothetical	(a)(b)	1,000.00	1,009.97	14.90	2.99

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund

Long Positions 100.8%

Common Stocks 100.8%

	Shares	Value

Automobiles 3.9%
General Motors Co.	22,654	$882,373

Banks 5.7%
JPMorgan Chase & Co.	5,894	683,999
Wells Fargo & Co.	12,809	620,083

		1,304,082

Beverages 4.1%
Coca-Cola Co. (The)	12,891	632,433
Constellation Brands, Inc., Class A	1,411	298,666

		931,099

Biotechnology 3.3%
AbbVie, Inc. (a)	4,703	373,371
Amgen, Inc.	2,138	383,386

		756,757

Building Products 2.3%
Lennox International, Inc.	1,443	391,702
PGT Innovations, Inc.*	8,250	120,945

		512,647

Capital Markets 1.5%
S&P Global, Inc.	1,503	331,652

Chemicals 4.3%
Ecolab, Inc.	2,537	467,011
Sherwin-Williams Co. (The)	1,097	498,948

		965,959

Communications Equipment 2.2%
Cisco Systems, Inc.	9,093	508,753

Diversified Consumer Services 1.3%
Grand Canyon Education, Inc.*	2,600	301,314

Diversified Telecommunication Services 3.6%
AT&T, Inc.	26,736	827,747

Electronic Equipment, Instruments & Components 1.3%
Littelfuse, Inc.	1,437	288,909

Health Care Equipment & Supplies 4.9%
Align Technology, Inc.*	1,819	590,593
Masimo Corp.*	3,947	513,702

		1,104,295

Health Care Providers & Services 2.9%
BioTelemetry, Inc.*	6,434	350,010
UnitedHealth Group, Inc.	1,314	306,254

		656,264

Hotels, Restaurants & Leisure 1.5%
Starbucks Corp.	4,313	335,034

Insurance 1.5%
Primerica, Inc.	2,530	329,634

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 2.8%
Alphabet, Inc., Class A*	189	$226,603
Facebook, Inc., Class A*	2,079	402,079

		628,682

Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc.*	264	508,601

IT Services 13.0%
Broadridge Financial Solutions, Inc.	3,437	406,013
EPAM Systems, Inc.*	1,971	353,519
Fiserv, Inc.*	5,814	507,213
Global Payments, Inc.	2,647	386,647
International Business Machines Corp.	3,358	471,027
Mastercard, Inc., Class A	3,267	830,602

		2,955,021

Machinery 1.6%
Caterpillar, Inc.	2,627	366,256

Oil, Gas & Consumable Fuels 7.4%
Chevron Corp.	7,209	865,513
Royal Dutch Shell plc, Class B, ADR-NL	12,678	822,675

		1,688,188

Pharmaceuticals 3.8%
Pfizer, Inc.	9,087	369,023
Zoetis, Inc.	4,949	504,006

		873,029

Professional Services 2.1%
Verisk Analytics, Inc.	3,369	475,501

Real Estate Management & Development 2.3%
CBRE Group, Inc., Class A*	9,898	515,389

Road & Rail 2.3%
CSX Corp.	6,695	533,123

Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Inc.	1,808	575,667
ON Semiconductor Corp.*	15,172	349,867

		925,534

Software 2.3%
Paycom Software, Inc.*	2,536	513,616

Specialty Retail 5.7%
Five Below, Inc.*	3,264	477,817
Floor & Decor Holdings, Inc., Class A*	6,375	306,128
Home Depot, Inc. (The)	2,556	520,657

		1,304,602

Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	3,405	683,281

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund (Continued)

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Tobacco 3.9%
Philip Morris International, Inc.	10,136	$877,372

Total Common Stocks (cost $19,171,158)		22,884,714

Total Investments (cost $19,171,158) — 100.8%		22,884,714

Liabilities in excess of other assets — (0.8)%		(185,248)

NET ASSETS — 100.0%		$22,699,466

Short Positions 12.2%

Common Stocks 9.8%
Auto Components 0.6%
Dorman Products, Inc.*	1,500	131,505

Automobiles 1.3%
Harley-Davidson, Inc.	8,000	297,840

Electronic Equipment, Instruments & Components 1.1%
Coherent, Inc.*	1,700	251,617

Health Care Technology 1.2%
Cerner Corp.*	4,100	272,445

Household Durables 1.7%
Helen of Troy Ltd.*	1,000	144,000
Leggett & Platt, Inc.	6,000	236,160

		380,160

Machinery 0.7%
Snap-on, Inc.	1,000	168,280

Multiline Retail 1.0%
Dollar Tree, Inc.*	2,000	222,560

Semiconductors & Semiconductor Equipment 1.2%
Maxim Integrated Products, Inc.	4,600	276,000

Textiles, Apparel & Luxury Goods 1.0%
Oxford Industries, Inc.	2,820	234,229

Total Common Stocks (Proceeds $2,009,630)		2,234,636

Exchange Traded Funds 2.4%

	Shares	Value

iShares Russell 2000 ETF	1,545	$244,558
SPDR S&P 500 ETF Trust	1,010	296,960

		541,518

Total Exchange Traded Funds (Proceeds $493,381)		541,518

TOTAL SECURITIES SOLD SHORT (Proceeds $2,503,011) — 12.2%		$2,776,154

*	Denotes a non-income producing security.

(a)	Principal amounts are not adjusted for inflation.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NL	Netherlands

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund
Assets:
Investment securities, at value (cost $19,171,158)	$22,884,714
Cash	788,871
Deposits with broker for short positions	1,830,439
Interest and dividends receivable	26,641
Reimbursement from investment adviser (Note 3)	11,152
Prepaid expenses	32,290

Total Assets	25,574,107

Liabilities:
Short positions in securities, at value (proceeds $2,503,011)	2,776,154
Accrued expenses and other payables:
Investment advisory fees	25,165
Fund administration fees	20,466
Distribution fees	11
Administrative servicing fees	46
Accounting and transfer agent fees	1,171
Trustee fees	230
Custodian fees	691
Compliance program costs (Note 3)	23
Dividends on short positions	16,939
Professional fees	19,075
Printing fees	7,775
Other	6,895

Total Liabilities	2,874,641

Net Assets	$22,699,466

Represented by:
Capital	$19,659,581
Total distributable earnings (loss)	3,039,885

Net Assets	$22,699,466

Net Assets:
Class A Shares	$53,163
Class R6 Shares	15,383,908
Institutional Service Class Shares	7,262,395

Total	$22,699,466

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,794
Class R6 Shares	1,088,176
Institutional Service Class Shares	516,322

Total	1,608,292

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.01
Class R6 Shares	$14.14
Institutional Service Class Shares	$14.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund
INVESTMENT INCOME:
Dividend income	$267,454
Interest income	13,347
Foreign tax withholding	(137)

Total Income	280,664

EXPENSES:
Investment advisory fees	152,572
Fund administration fees	42,405
Distribution fees Class A	62
Administrative servicing fees Class A	2
Administrative servicing fees Institutional Service Class	2,833
Registration and filing fees	26,613
Professional fees	10,656
Printing fees	15,662
Trustee fees	534
Custodian fees	843
Accounting and transfer agent fees	1,757
Compliance program costs (Note 3)	49
Other	4,926

Total expenses before dividend and interest expense on short position	258,914

Dividend expense on short positions	41,915
Broker interest expense on short positions	91,522

Total expenses before expenses reimbursed	392,351

Expenses reimbursed by adviser (Note 3)	(59,265)

Net Expenses	333,086

NET INVESTMENT LOSS	(52,422)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	665,316
Closed short positions in securities (Note 2)	(750,087)

Net realized losses	(84,771)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	1,875,904
Short positions in securities (Note 2)	(362,809)

Net change in unrealized appreciation/depreciation	1,513,095

Net realized/unrealized gains	1,428,324

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,375,902

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Long/Short Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018
Operations:
Net investment loss	$(52,422)	$(77,411)	$(123,592)
Net realized gains (losses)	(84,771)	724,109	362,810
Net change in unrealized appreciation/depreciation	1,513,095	(1,217,245)	455,817

Change in net assets resulting from operations	1,375,902	(570,547)	695,035

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,117)	–	–	(b)
Class R6 (c)	(331,754)	–	–
Institutional Service Class (d)	(191,895)	–	–

Change in net assets from shareholder distributions	(524,766)	–	–

Change in net assets from capital transactions	(1,120,556)	(1,786,245)	14,259,490

Change in net assets	(269,420)	(2,356,792)	14,954,525

Net Assets:
Beginning of period	22,968,886	25,325,678	10,371,153

End of period	$22,699,466	$22,968,886	$25,325,678

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,577	$46,492	$18,899	(b)
Dividends reinvested	1,117	–	–	(b)
Cost of shares redeemed	(4,015)	(14,000)	–	(b)

Total Class A Shares	2,679	32,492	18,899	(b)

Class R6 Shares (c)
Proceeds from shares issued	–	–	14,990,000
Dividends reinvested	331,754	–	–
Cost of shares redeemed	–	(16,288)	(15)

Total Class R6 Shares	331,754	(16,288)	14,989,985

Institutional Service Class Shares (d)
Proceeds from shares issued	11,846	15,440	455,032
Dividends reinvested	191,850	–	–
Cost of shares redeemed	(1,658,685)	(1,817,889)	(1,204,426)

Total Institutional Service Class Shares	(1,454,989)	(1,802,449)	(749,394)

Change in net assets from capital transactions	$(1,120,556)	$(1,786,245)	$14,259,490

SHARE TRANSACTIONS:
Class A Shares
Issued	419	3,280	1,312	(b)
Reinvested	88	–	–	(b)
Redeemed	(291)	(1,014)	–	(b)

Total Class A Shares	216	2,266	1,312	(b)

Class R6 Shares (c)
Issued	–	–	1,062,156
Reinvested	26,020	–	–
Redeemed	–	(1,140)	(1)

Total Class R6 Shares	26,020	(1,140)	1,062,155

Statements of Changes in Net Assets (Continued)

	Nationwide Long/Short Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (d)
Issued	891	1,086	32,700
Reinvested	15,118	–	–
Redeemed	(120,212)	(127,747)	(86,522)

Total Institutional Service Class Shares	(104,203)	(126,661)	(53,822)

Total change in shares	(77,967)	(125,535)	1,009,645

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.
(b)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018.
(c)	Effective December 9, 2017, Institutional Class Shares were renamed Class R6 Shares.
(d)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund
DECREASE IN CASH Cash flows used in operating activities:
Net increase in net assets from operations	$1,375,902
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(4,108,266)
Proceeds from disposition of investment securities	6,983,021
Covers of investment securities sold short	(22,956,179)
Proceeds from investment securities sold short	20,041,559
Reinvestment of dividend income from unaffiliated issuers	(267,454)
Change in unrealized appreciation/depreciation in the value of investment securities	(1,875,904)
Change in unrealized appreciation/depreciation in the value of short positions in securities	362,809
Net realized gain from transactions in investment securities	(665,316)
Net realized loss from closed short positions in securities	750,087
Increase in reimbursement from investment adviser	(2,595)
Decrease in interest and dividends receivable	7,128
Increase in prepaid expenses	(15,487)
Decrease in payable for investments purchased	(1,302,388)
Decrease in dividends expense payable on securities sold short	(9,673)
Decrease in investment advisory fees payable	(2,103)
Decrease in fund administration fees payable	(839)
Decrease in distribution fees payable	(1)
Decrease in administrative servicing fees payable	(1,463)
Decrease in accounting and transfer agent fees payable	(79)
Increase in trustee fees payable	122
Increase in custodian fees payable	409
Increase in compliance program costs payable	1
Decrease in professional fees payable	(3,462)
Increase in printing fees payable	6,501
Increase in other payables	1,185

Net cash used in operating activities	(1,682,485)

Cash flows used in financing activities:
Proceeds from shares issued	17,423
Cost of shares redeemed	(1,664,700)
Cash distributions paid to shareholders	(45)

Net cash used in financing activities	(1,647,322)

Net decrease in cash	(3,329,807)

Cash and restricted cash:
Beginning of period	5,949,117

End of period	$2,619,310

Statement of Cash Flows (Continued)

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Long/Short Equity Fund

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$788,871
Restricted cash:
Deposits with broker for short positions	1,830,439

$2,619,310

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $524,721.
Non-cash operating activities included herein include reinvestments of dividend income from unaffiliated issuers of $267,454.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Long/Short Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Expenses to Average Net Assets (Excluding Dividend and Broker Interest Expense on Short Positions) (d)		Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.54	(0.05)	0.83	0.78	–	(0.31)	(0.31)	$14.01	6.03	% (g)	$53,163	3.19%	(0.72%)	3.72%	2.52%		18.78%
Period Ended October 31, 2018 (h)	$13.92	(0.06)	(0.32)	(0.38)	–	–	–	$13.54	(2.73	%)(g)	$48,460	3.09%	(0.85%)	3.57%	1.99%		13.17%
Period Ended April 30, 2018 (i)	$14.06	(0.08)	(0.06)	(0.14)	–	–	–	$13.92	1.00%		$18,268	3.39%	(1.49%)	3.75%	2.24%		37.50%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$13.64	(0.03)	0.84	0.81	–	(0.31)	(0.31)	$14.14	6.21	% (g)	$15,383,908	2.92%	(0.45%)	3.45%	2.27%		18.78%
Period Ended October 31, 2018 (h)	$14.00	(0.04)	(0.32)	(0.36)	–	–	–	$13.64	(2.57	%)(g)	$14,492,518	2.92%	(0.61%)	3.37%	1.74%		13.17%
Year Ended April 30, 2018	$12.96	(0.12)	1.16	1.04	–	–	–	$14.00	8.02%		$14,888,939	2.76%	(0.87%)	3.09%	1.74%		37.50%
Year Ended April 30, 2017	$12.22	0.32	0.53	0.85	–	(0.11)	(0.11)	$12.96	7.03%		$14,787	3.04%	(0.71%)	3.04%	1.74%	(k)	35.00%
Period Ended April 30, 2016 (l)	$11.92	(0.05)	0.55	0.50	–	(0.20)	(0.20)	$12.22	4.16%		$119,272	2.82%	(0.59%)	2.82%	1.74%	(k)	83.00%

Institutional Service Class Shares (m)
Six Months Ended April 30, 2019 (Unaudited)	$13.58	(0.03)	0.83	0.80	–	(0.31)	(0.31)	$14.07	6.16	% (g)	$7,262,395	2.99%	(0.49%)	3.52%	2.33%		18.78%
Period Ended October 31, 2018 (h)	$13.94	(0.05)	(0.31)	(0.36)	–	–	–	$13.58	(2.58	%)(g)	$8,427,908	3.00%	(0.66%)	3.45%	1.82%		13.17%
Year Ended April 30, 2018	$12.93	(0.09)	1.10	1.01	–	–	–	$13.94	7.81	% (g)	$10,418,471	2.79%	(0.67%)	3.97%	1.90%		37.50%
Year Ended April 30, 2017	$12.20	(0.12)	0.96	0.84	–	(0.11)	(0.11)	$12.93	6.96%		$10,356,366	3.10%	(0.80%)	4.78%	1.99%	(k)	35.00%
Year Ended April 30, 2016	$12.24	(0.09)	0.25	0.16	–	(0.20)	(0.20)	$12.20	1.27%		$12,512,041	3.13%	(0.86%)	4.33%	2.14%	(k)	83.00%
Year Ended April 30, 2015	$11.24	(0.10)	1.11	1.01	–	(0.01)	(0.01)	$12.24	9.01%		$10,401,111	3.33%	(1.23%)	4.53%	2.5%	(k)	68.00%
Year Ended April 30, 2014	$10.05	(0.12)	1.31	1.19	–	–	–	$11.24	11.84%		$6,260,403	3.48%	(1.43)%	6.13%	2.5%	(k)	135.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from May 1, 2018 through October 31, 2018.
(i)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018. Total return is calculated based on inception date of December 8, 2017 through April 30, 2018.
(j)	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.
(k)

In the prior year audited financial statements, the ratio was noted as 1.30% and 1.11% for the year ended April 30, 2017 and period ended April 30, 2016, respectively for Class R6 and 1.11%, 0.99%, 0.83%, and 0.98% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively for Institutional Service Class, which included the ratio of interest expense and dividends on short positions to average net assets.

(l)	For the period from August 28, 2015 (commencement of operations) through April 30, 2016. Total return is calculated based on inception date of August 28, 2015 through April 30, 2016.
(m)	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Overview	Nationwide Loomis All Cap Growth Fund

Asset Allocation1

Common Stocks	99.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries2

Internet & Direct Marketing Retail	12.6%
Software	12.1%
Interactive Media & Services	10.2%
Hotels, Restaurants & Leisure	7.8%
Capital Markets	6.7%
IT Services	5.9%
Beverages	5.9%
Semiconductors & Semiconductor Equipment	5.6%
Biotechnology	5.3%
Pharmaceuticals	4.2%
Other Industries	23.7%
100.0%

Top Holdings2

Amazon.com, Inc.	6.9%
Alibaba Group Holding Ltd., ADR	5.6%
Facebook, Inc., Class A	5.6%
Oracle Corp.	5.0%
Visa, Inc., Class A	4.9%
Autodesk, Inc.	4.8%
Monster Beverage Corp.	4.4%
Expeditors International of Washington, Inc.	3.9%
Yum China Holdings, Inc.	3.4%
QUALCOMM, Inc.	3.2%
Other Holdings	52.3%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Loomis All Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis All Cap Growth Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,168.40	6.56	1.22
	Hypothetical	(a)(b)	1,000.00	1,018.74	6.11	1.22
Class R6 Shares	Actual	(a)	1,000.00	1,171.00	4.58	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.58	4.26	0.85
Eagle Class Shares	Actual	(a)	1,000.00	1,171.50	5.11	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.08	4.76	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	1,171.20	4.90	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.28	4.56	0.91

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Loomis All Cap Growth Fund

Common Stocks 99.0%

	Shares	Value

Air Freight & Logistics 3.8%
Expeditors International of Washington, Inc.	163,939	$13,020,035

Beverages 5.8%
Coca-Cola Co. (The)	101,020	4,956,041
Monster Beverage Corp.*	248,080	14,785,568

		19,741,609

Biotechnology 5.2%
Amgen, Inc.	18,404	3,300,205
BioMarin Pharmaceutical, Inc.*	66,233	5,664,909
Regeneron Pharmaceuticals, Inc.*	25,608	8,787,129

		17,752,243

Capital Markets 6.7%
FactSet Research Systems, Inc.	25,583	7,057,582
MSCI, Inc.	35,468	7,993,778
SEI Investments Co.	140,564	7,653,710

		22,705,070

Communications Equipment 2.8%
Cisco Systems, Inc.	171,750	9,609,413

Consumer Finance 1.2%
American Express Co.	35,049	4,108,794

Energy Equipment & Services 1.5%
Schlumberger Ltd.	122,345	5,221,685

Food Products 2.0%
Danone SA, ADR-FR	413,343	6,704,423

Health Care Equipment & Supplies 1.9%
Alcon, Inc.*	9,550	555,810
Varian Medical Systems, Inc.*	42,780	5,825,353

		6,381,163

Health Care Technology 2.3%
Cerner Corp.*	116,981	7,773,387

Hotels, Restaurants & Leisure 7.7%
Starbucks Corp.	125,000	9,710,000
Yum China Holdings, Inc.	240,958	11,455,143
Yum! Brands, Inc.	49,405	5,157,388

		26,322,531

Household Products 3.1%
Colgate-Palmolive Co.	69,887	5,087,075
Procter & Gamble Co. (The)	51,456	5,479,035

		10,566,110

Interactive Media & Services 10.1%
Alphabet, Inc., Class A*	6,441	7,722,501
Alphabet, Inc., Class C*	6,441	7,655,000
Facebook, Inc., Class A*	98,077	18,968,092

		34,345,593

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 12.4%
Alibaba Group Holding Ltd., ADR-CN*	102,547	$19,029,647
Amazon.com, Inc.*	12,119	23,347,496

		42,377,143

IT Services 5.9%
Automatic Data Processing, Inc.	20,718	3,405,832
Visa, Inc., Class A	100,547	16,532,943

		19,938,775

Machinery 2.3%
Deere & Co.	47,196	7,817,073

Pharmaceuticals 4.2%
Merck & Co., Inc.	28,239	2,222,692
Novartis AG, ADR-CH	47,748	3,926,318
Novo Nordisk A/S, ADR-DK	164,782	8,075,966

		14,224,976

Semiconductors & Semiconductor Equipment 5.5%
NVIDIA Corp.	43,893	7,944,633
QUALCOMM, Inc.	125,288	10,791,055

		18,735,688

Software 12.0%
Autodesk, Inc.*	90,530	16,133,351
Microsoft Corp.	61,185	7,990,761
Oracle Corp.	302,511	16,737,934

		40,862,046

Textiles, Apparel & Luxury Goods 2.6%
Under Armour, Inc., Class A*	378,844	8,747,508

Total Investments (cost $287,306,558) — 99.0%		336,955,265

Other assets in excess of liabilities — 1.0%		3,426,273

NET ASSETS — 100.0%		$340,381,538

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Loomis All Cap Growth Fund
Assets:
Investment securities, at value (cost $287,306,558)	$336,955,265
Cash	3,535,080
Interest and dividends receivable	123,750
Security lending income receivable	235
Receivable for capital shares issued	87,111
Reimbursement from investment adviser (Note 3)	7,832
Prepaid expenses	29,152

Total Assets	340,738,425

Liabilities:
Payable for capital shares redeemed	44,295
Accrued expenses and other payables:
Investment advisory fees	212,600
Fund administration fees	43,128
Distribution fees	1,087
Administrative servicing fees	30,703
Accounting and transfer agent fees	1,962
Trustee fees	816
Custodian fees	2,421
Compliance program costs (Note 3)	252
Professional fees	1,078
Printing fees	11,481
Other	7,064

Total Liabilities	356,887

Net Assets	$340,381,538

Represented by:
Capital	$288,216,184
Total distributable earnings (loss)	52,165,354

Net Assets	$340,381,538

Net Assets:
Class A Shares	$5,458,943
Class R6 Shares	185,537,673
Eagle Class Shares	134,282,565
Institutional Service Class Shares	15,102,357

Total	$340,381,538

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	440,960
Class R6 Shares	14,918,397
Eagle Class Shares	10,796,879
Institutional Service Class Shares	1,216,310

Total	27,372,546

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Loomis All Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.38
Class R6 Shares	$12.44
Eagle Class Shares	$12.44
Institutional Service Class Shares	$12.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.14

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Loomis All Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,309,898
Interest income	51,795
Income from securities lending (Note 2)	2,799

Total Income	1,364,492

EXPENSES:
Investment advisory fees	944,298
Fund administration fees	54,860
Distribution fees Class A	2,714
Administrative servicing fees Class A	1,368
Administrative servicing fees Eagle Class	27,877
Administrative servicing fees Institutional Service Class	1,473
Registration and filing fees	29,888
Professional fees	13,006
Printing fees	6,738
Trustee fees	3,606
Custodian fees	5,074
Accounting and transfer agent fees	1,052
Compliance program costs (Note 3)	519
Other	4,432

Total expenses before expenses reimbursed	1,096,905

Expenses reimbursed by adviser (Note 3)	(55,483)

Net Expenses	1,041,422

NET INVESTMENT INCOME	323,070

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	2,954,696
Net change in unrealized appreciation/depreciation in the value of investment securities	39,787,894

Net realized/unrealized gains	42,742,590

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,065,660

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Loomis All Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$323,070	$557,247
Net realized gains	2,954,696	12,318,472
Net change in unrealized appreciation/depreciation	39,787,894	(932,648)

Change in net assets resulting from operations	43,065,660	11,943,071

Distributions to Shareholders From:
Distributable earnings:
Class A	(42,498)	(819)
Class R6	(12,731,063)	(1,170,187)
Eagle Class	(261,340)	–	(a)
Institutional Service Class	(367,583)	(17,619)

Change in net assets from shareholder distributions	(13,402,484)	(1,188,625)

Change in net assets from capital transactions	128,767,876	(31,009,799)

Change in net assets	158,431,052	(20,255,353)

Net Assets:
Beginning of period	181,950,486	202,205,839

End of period	$340,381,538	$181,950,486

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,776,712	$732,134
Dividends reinvested	42,322	819
Cost of shares redeemed	(404,600)	(285,695)

Total Class A Shares	4,414,434	447,258

Class R6 Shares
Proceeds from shares issued	8,512,572	16,806,260
Dividends reinvested	12,731,063	1,170,187
Cost of shares redeemed	(24,017,034)	(55,866,478)

Total Class R6 Shares	(2,773,399)	(37,890,031)

Eagle Class Shares
Proceeds from shares issued	130,891,166	264,289	(a)
Dividends reinvested	261,340	–	(a)
Cost of shares redeemed	(10,783,522)	(6	)(a)

Total Eagle Class Shares	120,368,984	264,283	(a)

Institutional Service Class Shares
Proceeds from shares issued	10,167,229	11,335,020
Dividends reinvested	367,583	17,619
Cost of shares redeemed	(3,776,955)	(5,183,948)

Total Institutional Service Class Shares	6,757,857	6,168,691

Change in net assets from capital transactions	$128,767,876	$(31,009,799)

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis All Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	418,304	61,168
Reinvested	4,109	72
Redeemed	(35,546)	(24,590)

Total Class A Shares	386,867	36,650

Class R6 Shares
Issued	744,561	1,431,444
Reinvested	1,232,436	101,556
Redeemed	(2,132,744)	(4,677,093)

Total Class R6 Shares	(155,747)	(3,144,093)

Eagle Class Shares
Issued	11,677,506	22,328 (a)
Reinvested	25,275	– (a)
Redeemed	(928,230)	– (a)

Total Eagle Class Shares	10,774,551	22,328 (a)

Institutional Service Class Shares
Issued	830,575	952,846
Reinvested	35,619	1,539
Redeemed	(327,257)	(432,240)

Total Institutional Service Class Shares	538,937	522,145

Total change in shares	11,544,608	(2,562,970)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from June 28, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis All Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.45	–	1.76	1.76	(0.01)	(0.82)	(0.83)	$12.38	16.84%	$5,458,943	1.22%	(0.08%)	1.26%	10.69%
Year Ended October 31, 2018	$10.97	(0.01)	0.54	0.53	–	(0.05)	(0.05)	$11.45	4.81%	$619,208	1.20%	(0.10%)	1.41%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.02)	0.99	0.97	–	–	–	$10.97	9.70%	$191,324	1.29%	(0.39%)	1.43%	11.55%

Class R6 Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.50	0.02	1.77	1.79	(0.03)	(0.82)	(0.85)	$12.44	17.10%	$185,537,673	0.85%	0.29%	0.90%	10.69%
Year Ended October 31, 2018	$11.00	0.03	0.54	0.57	(0.02)	(0.05)	(0.07)	$11.50	5.15%	$173,295,558	0.85%	0.28%	1.03%	21.94%
Period Ended October 31, 2017 (g)	$10.00	–	1.00	1.00	–	–	–	$11.00	10.00%	$200,310,013	0.85%	0.08%	0.98%	11.55%

Eagle Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.48	0.01	1.78	1.79	(0.01)	(0.82)	(0.83)	$12.44	17.15%	$134,282,565	0.95%	0.25%	0.97%	10.69%
Period Ended October 31, 2018 (h)	$11.76	(0.01)	(0.27)	(0.28)	–	–	–	$11.48	(2.38%)	$256,407	0.94%	(0.37%)	1.36%	21.94%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.48	0.01	1.78	1.79	(0.03)	(0.82)	(0.85)	$12.42	17.12%	$15,102,357	0.91%	0.17%	0.96%	10.69%
Year Ended October 31, 2018	$10.98	0.01	0.54	0.55	–	(0.05)	(0.05)	$11.48	5.00%	$7,779,313	0.97%	0.12%	1.18%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.01)	0.99	0.98	–	–	–	$10.98	9.80%	$1,704,502	1.09%	(0.19%)	1.23%	11.55%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 31, 2017 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of May 31, 2017 through October 31, 2017.
(h)	For the period from June 27, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of June 27, 2018 through October 31, 2018.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation1

Common Stocks	95.3%
Other assets in excess of liabilities	4.7%
100.0%

Top Industries2

Software	39.5%
Health Care Equipment & Supplies	21.3%
Health Care Technology	13.3%
Machinery	7.8%
Chemicals	4.4%
Electronic Equipment, Instruments & Components	4.1%
Life Sciences Tools & Services	4.0%
Energy Equipment & Services	2.0%
Biotechnology	1.7%
Communications Equipment	1.5%
Other Industries	0.4%
100.0%

Top Holdings2

Paycom Software, Inc.	5.0%
Manhattan Associates, Inc.	4.9%
PROS Holdings, Inc.	4.8%
Veeva Systems, Inc., Class A	4.7%
Balchem Corp.	4.4%
Sun Hydraulics Corp.	4.2%
Cognex Corp.	4.1%
Tyler Technologies, Inc.	4.1%
Bio-Techne Corp.	4.0%
ABIOMED, Inc.	3.9%
Other Holdings	55.9%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,162.00	7.08	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.61	1.32
Institutional Service Class Shares	Actual	(a)	1,000.00	1,162.30	6.38	1.19
	Hypothetical	(a)(b)	1,000.00	1,018.89	5.96	1.19

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Small Company Growth Fund

Common Stocks 95.3%

	Shares	Value

Biotechnology 1.6%
Cyclerion Therapeutics, Inc.*	31,551	$480,522
Incyte Corp.*	14,737	1,131,801
Ironwood Pharmaceuticals, Inc.*	315,511	3,751,426

		5,363,749

Chemicals 4.2%
Balchem Corp.	139,684	14,179,323

Communications Equipment 1.4%
NetScout Systems, Inc.*	159,614	4,692,652

Electronic Equipment, Instruments & Components 3.9%
Cognex Corp.	259,262	13,074,583

Energy Equipment & Services 1.9%
DMC Global, Inc.	90,797	6,292,232

Health Care Equipment & Supplies 20.3%
ABIOMED, Inc.*	44,766	12,418,536
Cantel Medical Corp.	119,469	8,236,193
Cardiovascular Systems, Inc.*	142,197	5,053,681
Endologix, Inc.*	21,154	135,809
Glaukos Corp.*	74,202	5,352,190
Inogen, Inc.*	93,377	8,151,812
iRhythm Technologies, Inc.*	57,626	4,397,440
Meridian Bioscience, Inc.	79,371	913,560
Neogen Corp.*	183,781	11,148,156
Quidel Corp.*	191,341	12,234,344

		68,041,721

Health Care Technology 12.7%
Medidata Solutions, Inc.*	130,850	11,820,989
NextGen Healthcare, Inc.*	288,844	5,427,379
Veeva Systems, Inc., Class A*	106,493	14,895,176
Vocera Communications, Inc.*	320,646	10,212,575

		42,356,119

IT Services 0.4%
NIC, Inc.	67,916	1,172,230

Life Sciences Tools & Services 3.8%
Bio-Techne Corp.	62,028	12,690,308

Machinery 7.4%
Proto Labs, Inc.*	104,094	11,428,480
Sun Hydraulics Corp.	255,987	13,398,360

		24,826,840

Software 37.7%
ACI Worldwide, Inc.*	29,789	1,058,105
Alarm.com Holdings, Inc.*	120,587	8,547,207
Alteryx, Inc., Class A*	130,681	11,583,564
American Software, Inc., Class A	161,125	2,086,569
ANSYS, Inc.*	52,569	10,293,010
Appfolio, Inc., Class A*	7,319	710,748
Blackbaud, Inc.	134,325	10,650,629
Guidewire Software, Inc.*	109,482	11,659,833
Manhattan Associates, Inc.*	231,706	15,628,570

Common Stocks (continued)

	Shares	Value

Software (continued)
Paycom Software, Inc.*	78,244	$15,846,757
PROS Holdings, Inc.*	300,732	15,409,508
Q2 Holdings, Inc.*	128,141	9,664,394
Tyler Technologies, Inc.*	55,917	12,967,711

		126,106,605

Total Investments (cost $211,889,146) — 95.3%		318,796,362

Other assets in excess of liabilities — 4.7%		15,737,643

NET ASSETS — 100.0%		$334,534,005

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Small Company Growth Fund
Assets:
Investment securities, at value (cost $211,889,146)	$318,796,362
Cash	15,958,586
Interest receivable	25,595
Receivable for investments sold	1,204,441
Receivable for capital shares issued	131,886
Prepaid expenses	32,254

Total Assets	336,149,124

Liabilities:
Payable for investments purchased	1,169,390
Payable for capital shares redeemed	72,496
Accrued expenses and other payables:
Investment advisory fees	221,566
Fund administration fees	25,628
Distribution fees	7,046
Administrative servicing fees	88,120
Accounting and transfer agent fees	3,814
Trustee fees	658
Custodian fees	3,524
Compliance program costs (Note 3)	320
Professional fees	13,889
Printing fees	4,441
Other	4,227

Total Liabilities	1,615,119

Net Assets	$334,534,005

Represented by:
Capital	$219,748,062
Total distributable earnings (loss)	114,785,943

Net Assets	$334,534,005

Net Assets:
Class A Shares	$36,426,059
Institutional Service Class Shares	298,107,946

Total	$334,534,005

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,742,500
Institutional Service Class Shares	14,092,430

Total	15,834,930

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$20.90
Institutional Service Class Shares	$21.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$295,766
Interest income	128,264
Income from securities lending (Note 2)	4,653

Total Income	428,683

EXPENSES:
Investment advisory fees	1,240,219
Fund administration fees	72,213
Distribution fees Class A	37,333
Administrative servicing fees Class A	19,659
Administrative servicing fees Institutional Service Class	331,779
Registration and filing fees	22,433
Professional fees	18,844
Printing fees	12,462
Trustee fees	4,855
Custodian fees	6,412
Accounting and transfer agent fees	8,029
Compliance program costs (Note 3)	686
Other	3,444

Total Expenses	1,778,368

NET INVESTMENT LOSS	(1,349,685)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	12,106,330
Net change in unrealized appreciation/depreciation in the value of investment securities	35,806,870

Net realized/unrealized gains	47,913,200

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$46,563,515

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment loss	$(1,349,685)	$(2,722,634)
Net realized gains	12,106,330	14,300,814
Net change in unrealized appreciation/depreciation	35,806,870	16,193,023

Change in net assets resulting from operations	46,563,515	27,771,203

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,405,057)	(702,399)
Institutional Service Class	(13,202,032)	(7,025,288)

Change in net assets from shareholder distributions	(14,607,089)	(7,727,687)

Change in net assets from capital transactions	6,628,619	34,029,333

Change in net assets	38,585,045	54,072,849

Net Assets:
Beginning of period	295,948,960	241,876,111

End of period	$334,534,005	$295,948,960

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,309,387	$18,954,577
Dividends reinvested	1,380,442	698,155
Cost of shares redeemed	(7,168,478)	(13,599,058)

Total Class A Shares	3,521,351	6,053,674

Institutional Service Class Shares
Proceeds from shares issued	14,933,006	49,287,811
Dividends reinvested	13,202,032	7,025,288
Cost of shares redeemed	(25,027,770)	(28,337,440)

Total Institutional Service Class Shares	3,107,268	27,975,659

Change in net assets from capital transactions	$6,628,619	$34,029,333

SHARE TRANSACTIONS:
Class A Shares
Issued	495,045	959,296
Reinvested	83,209	40,403
Redeemed	(377,356)	(675,237)

Total Class A Shares	200,898	324,462

Institutional Service Class Shares
Issued	783,222	2,425,259
Reinvested	786,772	402,826
Redeemed	(1,336,347)	(1,447,884)

Total Institutional Service Class Shares	233,647	1,380,201

Total change in shares	434,545	1,704,663

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$19.03	(0.10)	2.93	2.83	–	(0.96)	(0.96)	$20.90	16.20%	$36,426,059	1.32%	(1.03%	)	1.32%	8.24%
Year Ended October 31, 2018	$17.52	(0.21)	2.28	2.07	–	(0.56)	(0.56)	$19.03	12.16%	$29,343,929	1.32%	(1.07%	)	1.32%	16.23%
Year Ended October 31, 2017	$13.50	(0.14)	4.63	4.49	–	(0.47)	(0.47)	$17.52	34.07%	$21,321,775	1.31%	(0.92%	)	1.33%	15.58%
Year Ended October 31, 2016	$13.26	(0.11)	0.67	0.56	–	(0.32)	(0.32)	$13.50	4.31%	$8,394,865	1.33%	(0.87%	)	1.36%	14.34%
Year Ended October 31, 2015	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%
Year Ended October 31, 2014	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$19.24	(0.08)	2.95	2.87	–	(0.96)	(0.96)	$21.15	16.23%	$298,107,946	1.19%	(0.90%	)	1.19%	8.24%
Year Ended October 31, 2018	$17.67	(0.18)	2.31	2.13	–	(0.56)	(0.56)	$19.24	12.40%	$266,605,031	1.19%	(0.93%	)	1.19%	16.23%
Year Ended October 31, 2017	$13.60	(0.12)	4.66	4.54	–	(0.47)	(0.47)	$17.67	34.19%	$220,554,336	1.19%	(0.74%	)	1.20%	15.58%
Year Ended October 31, 2016	$13.34	(0.08)	0.66	0.58	–	(0.32)	(0.32)	$13.60	4.43%	$169,777,023	1.19%	(0.64%	)	1.22%	14.34%
Year Ended October 31, 2015	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%
Year Ended October 31, 2014	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation1

Common Stocks	99.8%
Repurchase Agreements	1.6%
Short-Term Investment	0.1%
Rights†	0.0%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries2

Banks	16.1%
Insurance	6.4%
Electronic Equipment, Instruments & Components	5.6%
Oil, Gas & Consumable Fuels	5.3%
Specialty Retail	3.8%
Machinery	3.6%
Household Durables	3.1%
Thrifts & Mortgage Finance	2.9%
Food Products	2.7%
Energy Equipment & Services	2.5%
Other Industries#	48.0%
100.0%

Top Holdings2

Arrow Electronics, Inc.	0.7%
Xerox Corp.	0.6%
Voya Financial, Inc.	0.6%
Invesco Ltd.	0.6%
Post Holdings, Inc.	0.6%
AECOM	0.6%
Avnet, Inc.	0.5%
Unum Group	0.5%
US Foods Holding Corp.	0.5%
PulteGroup, Inc.	0.5%
Other Holdings#	94.3%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,029.80	6.59	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.56	1.31
Class C Shares	Actual	(a)	1,000.00	1,024.90	10.49	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.43	10.44	2.09
Class R6 Shares	Actual	(a)	1,000.00	1,031.20	4.99	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Institutional Service Class Shares	Actual	(a)	1,000.00	1,029.60	6.24	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.21	1.24

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.8%

	Shares	Value

Aerospace & Defense 0.7%
AAR Corp.	5,109	$172,531
Arotech Corp.*	6,700	19,430
Astronics Corp.*	1,178	39,274
Astronics Corp., Class B*	176	5,861
CPI Aerostructures, Inc.*	1,172	7,419
Cubic Corp.	3,316	188,282
Ducommun, Inc.*	2,570	104,291
KeyW Holding Corp. (The)*	7,966	90,334
Mercury Systems, Inc.*	386	28,186
Moog, Inc., Class A	3,474	325,305
National Presto Industries, Inc.	801	85,307
SIFCO Industries, Inc.*	425	1,241
Triumph Group, Inc.	3,301	78,333
Vectrus, Inc.*	2,092	84,831
Wesco Aircraft Holdings, Inc.*	12,785	107,905

		1,338,530

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	4,170	98,120
Atlas Air Worldwide Holdings, Inc.*	4,349	210,013
Echo Global Logistics, Inc.*	4,411	101,189
Forward Air Corp.	1,257	79,593
Hub Group, Inc., Class A*	5,018	208,598
Radiant Logistics, Inc.*	5,361	35,061

		732,574

Airlines 1.4%
Alaska Air Group, Inc.	9,748	603,401
Copa Holdings SA, Class A	1,310	109,070
Hawaiian Holdings, Inc.	999	28,182
JetBlue Airways Corp.*	43,803	812,546
SkyWest, Inc.	7,710	474,859
Spirit Airlines, Inc.*	8,798	478,435

		2,506,493

Auto Components 1.7%
Adient plc	9,135	211,019
American Axle & Manufacturing Holdings, Inc.*	18,129	267,403
BorgWarner, Inc.	4,847	202,459
Cooper Tire & Rubber Co.	8,427	251,630
Cooper-Standard Holdings, Inc.*	2,266	114,818
Dana, Inc.	7,927	154,577
Gentex Corp.	15,233	350,816
Gentherm, Inc.*	2,789	118,142
Goodyear Tire & Rubber Co. (The)	28,946	556,053
Horizon Global Corp.*	1,344	3,736
LCI Industries	965	84,775
Modine Manufacturing Co.*	8,771	129,723
Motorcar Parts of America, Inc.* (a)	3,290	67,971
Shiloh Industries, Inc.*	3,700	21,164
Standard Motor Products, Inc.	3,802	189,986
Stoneridge, Inc.*	3,092	97,182
Strattec Security Corp.	442	13,388
Superior Industries International, Inc.	4,675	23,141
Tenneco, Inc., Class A	2,987	65,475
Tower International, Inc.	3,892	90,839

		3,014,297

Common Stocks (continued)

	Shares	Value

Automobiles 0.1%
Harley-Davidson, Inc.	2,037	$75,837
Winnebago Industries, Inc.	2,948	104,271

		180,108

Banks 16.4%
1st Source Corp.	3,826	179,172
Allegiance Bancshares, Inc.*	1,700	58,769
American National Bankshares, Inc.	1,663	62,895
Ameris Bancorp	5,090	185,581
AmeriServ Financial, Inc.	1,800	7,434
Arrow Financial Corp.	1,655	55,691
Associated Banc-Corp.	27,506	624,111
Atlantic Capital Bancshares, Inc.*	2,398	41,821
Banc of California, Inc.	6,828	99,074
BancFirst Corp.	3,540	199,656
Bancorp, Inc. (The)*	11,406	116,455
BancorpSouth Bank	5,040	153,619
Bank of Commerce Holdings	1,636	17,702
Bank of Marin Bancorp	1,634	69,200
Bank OZK	10,254	334,793
BankFinancial Corp.	3,508	52,655
BankUnited, Inc.	13,373	489,184
Banner Corp.	5,248	278,249
Bar Harbor Bankshares	1,537	40,392
Baycom Corp.*	825	19,016
BCB Bancorp, Inc.	754	9,968
Berkshire Hills Bancorp, Inc.	6,787	203,542
Boston Private Financial Holdings, Inc.	10,941	125,274
Bridge Bancorp, Inc.	1,913	59,284
Brookline Bancorp, Inc.	12,201	183,625
Bryn Mawr Bank Corp.	2,696	102,691
Byline Bancorp, Inc.*	554	11,091
C&F Financial Corp.	391	18,964
Cadence Bancorp	7,750	176,313
Camden National Corp.	2,176	95,701
Capital City Bank Group, Inc.	2,801	64,255
Carolina Financial Corp.	2,314	83,512
CenterState Bank Corp.	10,792	266,347
Central Pacific Financial Corp.	1,828	54,858
Central Valley Community Bancorp	600	12,276
Century Bancorp, Inc., Class A	429	39,326
Chemical Financial Corp.	9,486	416,720
CIT Group, Inc.	13,255	706,094
Citizens & Northern Corp.	1,281	36,316
City Holding Co.	326	25,878
Civista Bancshares, Inc.	835	18,370
CNB Financial Corp.	1,639	46,679
Columbia Banking System, Inc.	8,720	327,349
Community Bank System, Inc.	1,286	85,468
Community Bankers Trust Corp.	300	2,364
Community Trust Bancorp, Inc.	2,713	114,624
ConnectOne Bancorp, Inc.	5,101	111,355
Customers Bancorp, Inc.*	5,561	125,957
Eagle Bancorp, Inc.*	2,884	159,370
Enterprise Bancorp, Inc.	843	26,748
Enterprise Financial Services Corp.	1,967	83,676
Equity Bancshares, Inc., Class A*	1,741	45,719
Farmers National Banc Corp.	3,278	47,170
FB Financial Corp.	1,644	60,401

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Fidelity Southern Corp.	4,129	$120,195
Financial Institutions, Inc.	3,043	83,683
First Bancorp	3,569	135,301
First Bancorp, Inc.	1,541	41,314
First Bancorp/PR	31,011	350,424
First Bancshares, Inc. (The)	851	26,279
First Bank	980	11,182
First Busey Corp.	5,085	131,396
First Business Financial Services, Inc.	1,233	28,396
First Commonwealth Financial Corp.	14,495	197,277
First Community Bankshares, Inc.	3,566	123,954
First Financial Bancorp	12,302	308,780
First Financial Corp.	1,964	80,858
First Financial Northwest, Inc.	1,754	29,344
First Foundation, Inc.	6,012	85,431
First Horizon National Corp.	37,683	568,636
First Internet Bancorp	1,300	28,457
First Interstate BancSystem, Inc., Class A	4,105	173,477
First Merchants Corp.	6,505	238,538
First Mid Bancshares, Inc.	1,457	50,252
First Midwest Bancorp, Inc.	14,047	301,589
First Northwest Bancorp	900	14,652
First of Long Island Corp. (The)	2,776	64,598
Flushing Financial Corp.	5,137	116,096
FNB Corp.	43,546	528,213
Franklin Financial Network, Inc.	1,644	45,457
Fulton Financial Corp.	22,356	385,641
German American Bancorp, Inc.	2,829	84,446
Great Southern Bancorp, Inc.	2,228	129,113
Great Western Bancorp, Inc.	7,915	278,371
Hancock Whitney Corp.	10,910	477,203
Hanmi Financial Corp.	5,805	137,695
HarborOne Bancorp, Inc.*	808	15,126
Heartland Financial USA, Inc.	3,127	140,402
Heritage Commerce Corp.	6,247	78,212
Heritage Financial Corp.	5,474	165,698
Hilltop Holdings, Inc.	13,855	291,371
Home BancShares, Inc.	4,500	86,355
HomeTrust Bancshares, Inc.	3,132	79,428
Hope Bancorp, Inc.	21,007	295,358
Horizon Bancorp, Inc.	5,116	83,237
IBERIABANK Corp.	7,329	582,656
Independent Bank Corp.	5,941	308,001
Independent Bank Group, Inc.	4,662	265,734
International Bancshares Corp.	10,868	450,696
Investors Bancorp, Inc.	44,063	517,740
Lakeland Bancorp, Inc.	6,674	110,521
LCNB Corp.	700	11,900
LegacyTexas Financial Group, Inc.	5,940	238,075
Live Oak Bancshares, Inc. (a)	1,011	17,662
Macatawa Bank Corp.	3,062	31,600
Malvern Bancorp, Inc.*	490	10,383
MBT Financial Corp.	2,346	23,554
Mercantile Bank Corp.	1,874	63,341
Midland States Bancorp, Inc.	2,618	70,215
MidSouth Bancorp, Inc.	1,470	17,449
MidWestOne Financial Group, Inc.	866	24,404
National Bank Holdings Corp., Class A	4,383	167,606
NBT Bancorp, Inc.	5,830	221,657
Nicolet Bankshares, Inc.*	349	21,306

Common Stocks (continued)

	Shares	Value

Banks (continued)
Northeast Bancorp	528	$11,574
Northrim Bancorp, Inc.	746	26,476
OFG Bancorp	8,409	169,694
Ohio Valley Banc Corp.	475	17,851
Old Line Bancshares, Inc.	1,980	49,500
Old National Bancorp	23,379	399,313
Old Second Bancorp, Inc.	2,264	29,998
Opus Bank	5,252	114,861
Pacific Premier Bancorp, Inc.	3,244	94,303
PacWest Bancorp	17,406	688,407
Park National Corp.	1,724	168,400
Peapack Gladstone Financial Corp.	2,910	84,186
Penns Woods Bancorp, Inc.	343	14,975
Peoples Bancorp of North Carolina, Inc.	709	19,831
Peoples Bancorp, Inc.	3,205	104,739
People’s United Financial, Inc.	52,065	900,204
People’s Utah Bancorp	1,321	37,582
Pinnacle Financial Partners, Inc.	10,308	598,586
Popular, Inc.	12,846	741,343
Preferred Bank	872	42,894
Premier Financial Bancorp, Inc.	1,453	24,091
Prosperity Bancshares, Inc.	9,596	706,649
QCR Holdings, Inc.	1,503	51,418
RBB Bancorp	600	11,616
Renasant Corp.	6,723	243,776
Republic Bancorp, Inc., Class A	3,017	142,583
S&T Bancorp, Inc.	5,002	200,480
Sandy Spring Bancorp, Inc.	4,456	155,470
Seacoast Banking Corp. of Florida*	2,593	73,537
Shore Bancshares, Inc.	1,088	17,223
Sierra Bancorp	3,169	83,852
Simmons First National Corp., Class A	12,396	314,734
SmartFinancial, Inc.*	1,179	24,511
South State Corp.	4,576	346,220
Southern First Bancshares, Inc.*	254	9,350
Southern National Bancorp of Virginia, Inc.	3,865	57,666
Southside Bancshares, Inc.	2,701	94,886
Sterling Bancorp	28,493	610,320
Stock Yards Bancorp, Inc.	1,618	55,578
Synovus Financial Corp.	15,412	568,086
TCF Financial Corp.	15,613	345,516
Texas Capital Bancshares, Inc.*	2,747	177,813
Tompkins Financial Corp.	911	73,490
Towne Bank	8,160	212,813
TriCo Bancshares	3,516	140,324
TriState Capital Holdings, Inc.*	3,525	81,992
Triumph Bancorp, Inc.*	2,242	69,524
Trustmark Corp.	11,021	396,315
UMB Financial Corp.	544	38,004
Umpqua Holdings Corp.	31,549	547,691
Union Bankshares Corp.	9,665	352,773
United Bankshares, Inc.	13,816	542,140
United Community Banks, Inc.	9,343	262,351
United Security Bancshares	303	3,182
Univest Financial Corp.	4,791	120,829
Valley National Bancorp	44,872	470,259
Veritex Holdings, Inc.	4,440	117,704
Washington Trust Bancorp, Inc.	1,498	77,611
WesBanco, Inc.	8,067	325,261

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
West Bancorporation, Inc.	1,635	$34,286
Wintrust Financial Corp.	3,043	231,877

		29,527,207

Beverages 0.0%†
Craft Brew Alliance, Inc.*	4,854	68,490

Biotechnology 0.7%
Achillion Pharmaceuticals, Inc.*	20,933	61,962
Acorda Therapeutics, Inc.*	6,826	71,332
Aduro Biotech, Inc.*	3,303	13,509
Adverum Biotechnologies, Inc.*	5,461	35,224
AMAG Pharmaceuticals, Inc.*	3,751	41,861
Anika Therapeutics, Inc.*	2,476	78,861
Applied Genetic Technologies Corp.*	3,020	13,499
Aptevo Therapeutics, Inc.*	4,392	3,197
Aravive, Inc.*	823	5,259
Ardelyx, Inc.*	2,126	7,228
Catalyst Biosciences, Inc.*	1,000	8,720
Chimerix, Inc.*	11,049	29,832
Concert Pharmaceuticals, Inc.*	2,723	27,993
Emergent BioSolutions, Inc.*	2,343	121,086
Merrimack Pharmaceuticals, Inc.*	1,009	6,599
Myriad Genetics, Inc.*	7,487	235,691
PDL BioPharma, Inc.*	24,722	80,841
Prothena Corp. plc*	3,413	35,495
United Therapeutics Corp.*	3,392	347,917
Zafgen, Inc.*	2,450	6,272

		1,232,378

Building Products 1.4%
Alpha Pro Tech Ltd.*	4,000	14,200
American Woodmark Corp.*	1,430	128,600
Apogee Enterprises, Inc.	4,255	171,476
Armstrong Flooring, Inc.*	5,118	74,160
Builders FirstSource, Inc.*	1,500	20,670
CSW Industrials, Inc.*	1,555	93,222
Gibraltar Industries, Inc.*	5,286	209,696
Griffon Corp.	7,129	139,871
Insteel Industries, Inc.	2,585	54,130
Masonite International Corp.*	3,100	159,619
Owens Corning	12,641	648,104
Quanex Building Products Corp.	7,527	125,851
Resideo Technologies, Inc.*	7,701	174,813
Simpson Manufacturing Co., Inc.	2,159	137,485
Universal Forest Products, Inc.	8,442	311,932

		2,463,829

Capital Markets 1.8%
Blucora, Inc.*	8,815	308,525
Cowen, Inc.*	5,698	95,441
GAIN Capital Holdings, Inc. (a)	5,725	30,171
INTL. FCStone, Inc.*	2,328	94,424
Invesco Ltd.	46,466	1,020,858
Janus Henderson Group plc	21,693	543,844
Legg Mason, Inc.	12,809	428,461
Oppenheimer Holdings, Inc., Class A	2,162	56,752
Piper Jaffray Cos.	200	16,120
Stifel Financial Corp.	7,241	432,070

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Virtus Investment Partners, Inc.	728	$89,260
Waddell & Reed Financial, Inc., Class A (a)	8,698	162,914

		3,278,840

Chemicals 2.4%
AdvanSix, Inc.*	4,685	141,628
AgroFresh Solutions, Inc.*	3,582	11,427
Albemarle Corp.	266	19,966
American Vanguard Corp.	5,335	83,973
Ashland Global Holdings, Inc.	8,515	685,713
Cabot Corp.	466	21,147
Core Molding Technologies, Inc.	1,940	15,753
Element Solutions, Inc.*	30,632	332,663
Flotek Industries, Inc.* (a)	9,242	32,994
FutureFuel Corp.	6,788	99,716
Hawkins, Inc.	1,432	52,855
HB Fuller Co.	6,707	328,442
Huntsman Corp.	28,771	639,867
Innophos Holdings, Inc.	2,371	76,322
Innospec, Inc.	3,301	279,991
Intrepid Potash, Inc.*	16,455	61,213
Kraton Corp.*	4,678	153,532
LSB Industries, Inc.*	3,802	22,242
Minerals Technologies, Inc.	4,309	270,476
Olin Corp.	18,479	400,809
PQ Group Holdings, Inc.*	6,894	108,994
Rayonier Advanced Materials, Inc.	6,705	99,502
Stepan Co.	1,399	129,463
Trecora Resources*	3,453	32,286
Tredegar Corp.	3,224	58,096
Tronox Holdings plc, Class A	8,235	116,443
Venator Materials plc*	423	2,563

		4,278,076

Commercial Services & Supplies 1.8%
ABM Industries, Inc.	10,288	390,635
ACCO Brands Corp.	15,314	139,970
Acme United Corp.	200	4,134
Advanced Disposal Services, Inc.*	11,162	360,979
AMREP Corp.*	216	1,205
ARC Document Solutions, Inc.*	6,278	14,942
Brady Corp., Class A	5,007	244,291
CECO Environmental Corp.*	8,373	64,974
Civeo Corp.*	25,762	51,782
Clean Harbors, Inc.*	2,682	203,832
Deluxe Corp.	200	8,944
Ennis, Inc.	3,361	67,825
Heritage-Crystal Clean, Inc.*	2,727	78,347
HNI Corp.	578	21,218
Knoll, Inc.	5,039	110,052
LSC Communications, Inc.	5,068	35,425
Matthews International Corp., Class A	3,629	145,378
McGrath RentCorp	3,526	218,612
Mobile Mini, Inc.	6,839	246,341
Multi-Color Corp.	237	11,826
NL Industries, Inc.*	2,541	9,021
PICO Holdings, Inc.*	4,992	57,059
Quad/Graphics, Inc.	3,004	36,679
SP Plus Corp.*	3,641	125,687

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
Steelcase, Inc., Class A	9,764	$168,820
Team, Inc.* (a)	5,447	92,054
UniFirst Corp.	428	67,680
Viad Corp.	3,496	214,340
Virco Manufacturing Corp.	1,500	6,825
VSE Corp.	2,192	67,009

		3,265,886

Communications Equipment 1.2%
ADTRAN, Inc.	12,546	215,038
Aviat Networks, Inc.*	639	8,716
BK Technologies Corp.	2,881	11,668
CalAmp Corp.*	800	11,688
Calix, Inc.*	1,597	10,939
Clearfield, Inc.*	800	11,792
CommScope Holding Co., Inc.*	990	24,532
Communications Systems, Inc.	2,369	6,562
Comtech Telecommunications Corp.	5,010	117,885
Digi International, Inc.*	6,264	80,618
EchoStar Corp., Class A*	7,774	309,794
EMCORE Corp.*	3,875	15,190
Finisar Corp.*	14,914	359,577
Harmonic, Inc.*	17,712	100,250
Infinera Corp.*	6,135	26,626
InterDigital, Inc.	4,179	273,265
KVH Industries, Inc.*	2,877	28,195
NETGEAR, Inc.*	4,606	142,924
NetScout Systems, Inc.*	11,645	342,363
Network-1 Technologies, Inc.	3,171	7,832
Optical Cable Corp.*	300	1,461
PC-Tel, Inc.*	1,200	5,676
Ribbon Communications, Inc.*	10,618	56,913
TESSCO Technologies, Inc.	1,910	35,411

		2,204,915

Construction & Engineering 2.5%
AECOM*	29,725	1,007,678
Aegion Corp.*	5,747	114,423
Ameresco, Inc., Class A*	4,900	73,794
Arcosa, Inc.	7,152	222,642
Argan, Inc.	2,646	126,532
EMCOR Group, Inc.	2,496	210,013
Fluor Corp.	564	22,408
Goldfield Corp. (The)*	6,069	14,201
Granite Construction, Inc.	5,233	234,909
Great Lakes Dredge & Dock Corp.*	14,791	151,312
IES Holdings, Inc.*	1,273	22,290
KBR, Inc.	16,493	366,474
MasTec, Inc.*	6,864	347,662
MYR Group, Inc.*	2,963	107,112
Northwest Pipe Co.*	2,416	57,912
NV5 Global, Inc.*	1,142	72,334
Orion Group Holdings, Inc.*	7,050	18,260
Primoris Services Corp.	5,844	128,100
Quanta Services, Inc.	21,970	891,982
Sterling Construction Co., Inc.*	6,611	89,645
Tutor Perini Corp.*	8,542	170,584
Valmont Industries, Inc.	555	74,836

		4,525,103

Common Stocks (continued)

	Shares	Value

Construction Materials 0.2%
Summit Materials, Inc., Class A*	12,633	$221,330
United States Lime & Minerals, Inc.	750	60,690
US Concrete, Inc.* (a)	1,374	64,757

		346,777

Consumer Finance 1.5%
Asta Funding, Inc.*	267	1,228
Atlanticus Holdings Corp.*	1,995	7,002
Consumer Portfolio Services, Inc.*	1,523	5,361
Encore Capital Group, Inc.* (a)	2,812	79,467
Enova International, Inc.*	4,481	122,914
EZCORP, Inc., Class A*	10,724	116,570
Navient Corp.	39,150	528,916
Nelnet, Inc., Class A	4,820	279,801
OneMain Holdings, Inc.	16,470	559,486
PRA Group, Inc.*	5,102	143,468
Regional Management Corp.*	2,948	73,022
Santander Consumer USA Holdings, Inc.	35,599	760,039
World Acceptance Corp.*	427	55,506

		2,732,780

Containers & Packaging 0.6%
Graphic Packaging Holding Co.	37,331	518,154
Greif, Inc., Class A	4,541	179,461
Sonoco Products Co.	5,266	332,074
UFP Technologies, Inc.*	423	15,397

		1,045,086

Distributors 0.1%
Core-Mark Holding Co., Inc.	3,305	120,137
Weyco Group, Inc.	2,056	70,541

		190,678

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	8,712	429,676
American Public Education, Inc.*	3,334	106,688
Career Education Corp.*	1,500	27,225
Carriage Services, Inc.	3,713	65,163
Graham Holdings Co., Class B	701	521,144
Houghton Mifflin Harcourt Co.*	8,689	61,953
K12, Inc.*	7,014	211,262
Liberty Tax, Inc., Class A	1,516	13,644
Regis Corp.*	6,327	118,441
Zovio, Inc.*	1,950	11,739

		1,566,935

Diversified Financial Services 0.7%
Cannae Holdings, Inc.*	3,819	98,033
Marlin Business Services Corp.	1,601	34,886
MedCath Corp.*^¥	2,115	0
On Deck Capital, Inc.*	6,287	34,327
Voya Financial, Inc.	18,765	1,030,011

		1,197,257

Diversified Telecommunication Services 0.3%
ATN International, Inc.	2,354	143,712
Cincinnati Bell, Inc.*	1,048	9,327
Consolidated Communications Holdings, Inc. (a)	7,288	37,606

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp.* (a)	10,982	$31,299
Iridium Communications, Inc.*	11,273	309,556
ORBCOMM, Inc.*	1,421	10,288

		541,788

Electric Utilities 0.0%†
Genie Energy Ltd., Class B	2,600	22,594

Electrical Equipment 0.8%
Acuity Brands, Inc.	935	136,818
AZZ, Inc.	4,028	191,290
Broadwind Energy, Inc.*	2,432	4,840
Encore Wire Corp.	3,049	180,775
EnerSys	983	68,014
LSI Industries, Inc.	4,939	16,792
Powell Industries, Inc.	2,855	83,509
Preformed Line Products Co.	824	46,465
Regal Beloit Corp.	5,847	497,463
Thermon Group Holdings, Inc.*	5,276	136,068
Ultralife Corp.*	3,374	38,970

		1,401,004

Electronic Equipment, Instruments & Components 5.7%
Anixter International, Inc.*	4,681	294,294
Arlo Technologies, Inc.*	9,121	36,210
Arrow Electronics, Inc.*	15,843	1,338,892
Avnet, Inc.	20,075	975,846
AVX Corp.	20,841	339,917
Bel Fuse, Inc., Class B	2,729	64,677
Belden, Inc.	3,848	213,756
Benchmark Electronics, Inc.	5,889	159,180
CTS Corp.	4,948	148,193
Daktronics, Inc.	8,464	64,157
ePlus, Inc.*	1,463	137,946
Fabrinet*	5,205	315,007
FARO Technologies, Inc.*	2,559	143,944
Flex Ltd.*	27,639	305,135
Frequency Electronics, Inc.*	900	10,845
II-VI, Inc.*	7,821	311,589
Insight Enterprises, Inc.*	5,011	283,522
Jabil, Inc.	24,105	728,212
KEMET Corp.	6,837	122,177
Key Tronic Corp.*	2,680	14,874
Kimball Electronics, Inc.*	5,843	88,405
Knowles Corp.*	12,790	241,475
Methode Electronics, Inc.	3,912	115,443
MTS Systems Corp.	1,181	64,931
OSI Systems, Inc.*	2,417	217,844
Park Electrochemical Corp.	2,247	36,963
PC Connection, Inc.	3,343	124,226
PCM, Inc.*	2,518	69,472
Plexus Corp.*	5,296	318,713
RF Industries Ltd.	443	3,345
Richardson Electronics Ltd.	2,700	15,795
Rogers Corp.*	2,280	381,946
Sanmina Corp.*	10,963	371,865
ScanSource, Inc.*	4,082	153,687
SMTC Corp.*	2,918	9,892
SYNNEX Corp.	6,359	686,009
Tech Data Corp.*	5,697	607,357

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TTM Technologies, Inc.*	16,634	$220,234
Vishay Intertechnology, Inc.	22,196	439,703
Vishay Precision Group, Inc.*	2,246	85,056
Wayside Technology Group, Inc.	200	2,368

		10,263,102

Energy Equipment & Services 2.6%
Archrock, Inc.	15,206	153,733
Basic Energy Services, Inc.*	3,935	9,916
Bristow Group, Inc.* (a)	8,504	4,294
C&J Energy Services, Inc.*	676	9,498
CARBO Ceramics, Inc.*	3,900	10,608
Dawson Geophysical Co.*	5,839	16,349
Diamond Offshore Drilling, Inc.* (a)	10,434	101,314
Dril-Quip, Inc.* (a)	5,939	258,703
Ensco Rowan plc, Class A	29,163	407,407
Era Group, Inc.*	5,757	55,497
Exterran Corp.*	6,251	88,889
Forum Energy Technologies, Inc.*	17,299	103,448
Frank’s International NV*	3,738	21,830
Geospace Technologies Corp.*	1,817	24,439
Gulf Island Fabrication, Inc.*	3,273	28,148
Helix Energy Solutions Group, Inc.*	25,935	202,812
Helmerich & Payne, Inc.	11,564	676,725
Hornbeck Offshore Services, Inc.*	6,751	8,776
Independence Contract Drilling, Inc.*	8,702	24,627
Keane Group, Inc.*	8,846	92,795
KLX Energy Services Holdings, Inc.*	2,935	82,327
Mammoth Energy Services, Inc.	402	6,267
Matrix Service Co.*	3,185	62,458
Mitcham Industries, Inc.*	4,242	15,823
Nabors Industries Ltd.	48,942	171,297
Natural Gas Services Group, Inc.*	3,260	52,388
NCS Multistage Holdings, Inc.*	1,277	5,070
Newpark Resources, Inc.*	19,127	139,627
Nine Energy Service, Inc.*	1,524	30,678
Noble Corp. plc*	35,962	94,580
Oceaneering International, Inc.*	15,513	297,850
Oil States International, Inc.*	8,656	167,234
Patterson-UTI Energy, Inc.	28,153	382,599
Pioneer Energy Services Corp.*	17,077	29,714
ProPetro Holding Corp.*	3,806	84,227
RigNet, Inc.*	1,237	11,615
SEACOR Holdings, Inc.*	2,969	132,239
SEACOR Marine Holdings, Inc.*	2,919	39,640
Select Energy Services, Inc., Class A*	5,380	61,978
Smart Sand, Inc.* (a)	1,795	7,054
Superior Energy Services, Inc.*	21,771	78,158
TETRA Technologies, Inc.*	17,259	41,076
Tidewater, Inc.*	2,800	63,000
Unit Corp.*	10,139	137,485
US Silica Holdings, Inc.	9,941	157,267

		4,651,459

Entertainment 0.5%
AMC Entertainment Holdings, Inc., Class A (a)	8,355	126,662
Ballantyne Strong, Inc.*	3,325	6,583
Cinemark Holdings, Inc.	916	38,518

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment (continued)
Eros International plc*	1,900	$16,492
IMAX Corp.*	6,547	159,616
Lions Gate Entertainment Corp., Class A (a)	10,971	160,067
Lions Gate Entertainment Corp., Class B	13,198	179,493
Marcus Corp. (The)	2,900	109,098
Reading International, Inc., Class A*	3,433	52,387

		848,916

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	5,129	167,718
Casey’s General Stores, Inc.	316	41,823
Chefs’ Warehouse, Inc. (The)*	1,105	36,111
Ingles Markets, Inc., Class A	2,857	78,425
Natural Grocers by Vitamin Cottage, Inc.*	4,116	50,956
Performance Food Group Co.*	1,409	57,699
PriceSmart, Inc.	3,061	183,078
Smart & Final Stores, Inc.*	5,016	32,755
SpartanNash Co.	6,313	102,081
United Natural Foods, Inc.*	8,040	103,877
US Foods Holding Corp.*	25,980	949,569
Village Super Market, Inc., Class A	2,253	66,193
Weis Markets, Inc.	3,700	155,585

		2,025,870

Food Products 2.7%
Alico, Inc.	847	23,530
Bunge Ltd.	16,293	853,916
Cal-Maine Foods, Inc.	773	31,778
Darling Ingredients, Inc.*	22,424	489,067
Dean Foods Co. (a)	16,013	27,222
Farmer Brothers Co.*	2,830	57,053
Fresh Del Monte Produce, Inc.	7,070	208,636
Hostess Brands, Inc.*	13,739	184,103
Ingredion, Inc.	5,824	551,824
John B Sanfilippo & Son, Inc.	1,084	78,167
Landec Corp.*	5,127	53,885
Limoneira Co.	1,674	38,234
Post Holdings, Inc.*	9,033	1,018,742
Sanderson Farms, Inc.	2,156	326,914
Sanderson Farms, Inc.*^¥	200	0
Seaboard Corp.	112	503,505
Seneca Foods Corp., Class A*	1,991	49,277
Simply Good Foods Co. (The)*	2,386	53,589
TreeHouse Foods, Inc.*	5,650	378,437

		4,927,879

Health Care Equipment & Supplies 0.5%
AngioDynamics, Inc.*	6,548	134,496
Avanos Medical, Inc.*	1,077	45,180
CONMED Corp.	3,176	254,175
FONAR Corp.*	951	18,868
Integer Holdings Corp.*	4,430	306,069
Invacare Corp.	7,501	55,508
Kewaunee Scientific Corp.	92	2,083
RTI Surgical Holdings, Inc.*	12,630	68,328
Varex Imaging Corp.*	360	11,822

		896,529

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 1.3%
AAC Holdings, Inc.*	1,294	$2,083
Acadia Healthcare Co., Inc.*	12,893	412,834
Addus HomeCare Corp.*	1,487	100,967
Brookdale Senior Living, Inc.*	26,649	164,691
Community Health Systems, Inc.* (a)	6,764	23,268
Cross Country Healthcare, Inc.*	5,129	36,159
Digirad Corp.	4,028	2,909
Diplomat Pharmacy, Inc.*	5,200	29,016
Ensign Group, Inc. (The)	3,242	167,028
Five Star Senior Living, Inc.*	2,367	1,491
Magellan Health, Inc.*	3,512	245,840
MEDNAX, Inc.*	7,555	211,313
National HealthCare Corp.	2,300	173,489
Owens & Minor, Inc.	8,102	27,628
Patterson Cos., Inc.	9,390	205,078
Premier, Inc., Class A*	1,770	58,817
Providence Service Corp. (The)*	2,000	132,660
Quorum Health Corp.*	1,182	2,423
Select Medical Holdings Corp.*	17,983	258,416
Surgery Partners, Inc.* (a)	2,120	22,960
Triple-S Management Corp., Class B*	3,940	89,517

		2,368,587

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	26,990	266,391
Evolent Health, Inc., Class A*	8,724	118,210
HealthStream, Inc.*	4,884	127,863
Inovalon Holdings, Inc., Class A*	827	11,190
Micron Solutions, Inc.*	200	559

		524,213

Hotels, Restaurants & Leisure 0.9%
Aramark	737	22,906
Ark Restaurants Corp.	318	6,245
BBX Capital Corp.	6,955	38,531
Biglari Holdings, Inc., Class A*	17	12,529
Biglari Holdings, Inc., Class B*	184	25,637
Carrols Restaurant Group, Inc.*	3,980	39,044
Chuy’s Holdings, Inc.*	3,186	63,369
Del Frisco’s Restaurant Group, Inc.* (a)	5,584	37,413
Del Taco Restaurants, Inc.*	6,635	66,682
Dover Motorsports, Inc.	1,000	2,160
El Pollo Loco Holdings, Inc.*	2,617	33,445
Eldorado Resorts, Inc.*	742	36,632
Fiesta Restaurant Group, Inc.*	1,776	22,484
International Game Technology plc (a)	9,079	132,826
J Alexander’s Holdings, Inc.*	2,426	26,662
Luby’s, Inc.*	3,390	4,915
Marriott Vacations Worldwide Corp.	5,628	594,486
Monarch Casino & Resort, Inc.*	870	37,140
Playa Hotels & Resorts NV*	4,932	39,456
Potbelly Corp.*	4,608	41,011
RCI Hospitality Holdings, Inc.	1,853	42,193
Red Lion Hotels Corp.*	3,236	25,629
Red Robin Gourmet Burgers, Inc.*	2,257	72,292
Speedway Motorsports, Inc.	6,911	126,817

		1,550,504

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables 3.1%
Bassett Furniture Industries, Inc.	1,614	$28,665
Cavco Industries, Inc.*	1,171	146,106
Century Communities, Inc.*	4,475	113,799
CSS Industries, Inc.	1,000	7,010
Ethan Allen Interiors, Inc.	4,316	95,384
Flexsteel Industries, Inc.	1,648	35,696
Green Brick Partners, Inc.*	8,441	75,462
Hamilton Beach Brands Holding Co., Class A	799	14,462
Helen of Troy Ltd.*	2,496	359,424
Hooker Furniture Corp.	2,384	71,067
KB Home	11,840	306,774
La-Z-Boy, Inc.	7,709	252,855
Libbey, Inc.*	1,488	3,720
Lifetime Brands, Inc.	3,756	35,532
M/I Homes, Inc.*	5,099	143,639
MDC Holdings, Inc.	7,790	238,062
Meritage Homes Corp.*	7,800	398,970
New Home Co., Inc. (The)*	2,958	13,636
Newell Brands, Inc.	17,941	257,992
Orleans Homebuilders, Inc.*^¥	1,500	0
PulteGroup, Inc.	29,738	935,557
Taylor Morrison Home Corp., Class A*	14,249	275,861
Toll Brothers, Inc.	24,027	915,429
TopBuild Corp.*	5,326	379,371
TRI Pointe Group, Inc.*	25,182	328,625
Universal Electronics, Inc.*	1,319	50,188
VOXX International Corp.*	5,943	25,911
William Lyon Homes, Class A*	4,676	78,837
ZAGG, Inc.*	2,669	21,993

		5,610,027

Household Products 0.2%
Central Garden & Pet Co.*	2,100	56,658
Central Garden & Pet Co., Class A*	5,569	136,329
Oil-Dri Corp. of America	461	14,664
Spectrum Brands Holdings, Inc.	1,610	99,128

		306,779

Independent Power and Renewable Electricity Producers 0.2%
Ormat Technologies, Inc.	3,973	231,864
TerraForm Power, Inc., Class A	5,142	69,726

		301,590

Industrial Conglomerates 0.0%†
Carlisle Cos., Inc.	649	91,782

Insurance 6.5%
Ambac Financial Group, Inc.*	6,425	120,148
American Equity Investment Life Holding Co.	13,321	391,771
American National Insurance Co.	3,462	392,210
Argo Group International Holdings Ltd.	4,838	377,703
Assurant, Inc.	8,703	826,785
Assured Guaranty Ltd.	16,643	793,871
Athene Holding Ltd., Class A*	18,395	830,718
Atlas Financial Holdings, Inc.*	2,387	3,055
Axis Capital Holdings Ltd.	9,350	531,548
Blue Capital Reinsurance Holdings Ltd.	695	5,171

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Brighthouse Financial, Inc.*	3,305	$138,116
Citizens, Inc.*	676	4,570
CNO Financial Group, Inc.	26,729	442,365
Donegal Group, Inc., Class A	4,202	56,727
eHealth, Inc.*	507	30,795
EMC Insurance Group, Inc.	3,160	101,468
Employers Holdings, Inc.	5,084	218,205
Enstar Group Ltd.*	1,190	210,939
FBL Financial Group, Inc., Class A	2,726	170,293
FedNat Holding Co.	3,276	53,301
First American Financial Corp.	4,556	259,965
Genworth Financial, Inc., Class A*	26,992	102,300
Global Indemnity Ltd.	2,452	75,522
Greenlight Capital Re Ltd., Class A*	5,532	66,273
Hallmark Financial Services, Inc.*	3,425	39,319
Hanover Insurance Group, Inc. (The)	2,619	315,878
HCI Group, Inc.	1,529	65,166
Heritage Insurance Holdings, Inc.	4,846	66,099
Horace Mann Educators Corp.	5,225	201,581
Independence Holding Co.	2,090	80,005
Investors Title Co.	330	55,744
James River Group Holdings Ltd.	1,769	74,687
Kemper Corp.	1,424	127,989
Kingstone Cos., Inc.	739	8,580
Maiden Holdings Ltd.	15,509	10,135
MBIA, Inc.*	16,219	156,838
National General Holdings Corp.	9,301	229,270
National Western Life Group, Inc., Class A	409	109,088
Navigators Group, Inc. (The)	4,010	280,459
Old Republic International Corp.	40,258	900,169
ProAssurance Corp.	5,543	208,029
Protective Insurance Corp., Class B	1,193	19,386
RenaissanceRe Holdings Ltd.	1,715	266,442
Safety Insurance Group, Inc.	1,899	176,455
Selective Insurance Group, Inc.	3,927	280,034
State Auto Financial Corp.	4,407	148,207
Stewart Information Services Corp.	3,244	137,902
Third Point Reinsurance Ltd.*	13,469	156,375
United Fire Group, Inc.	3,826	166,852
United Insurance Holdings Corp.	2,171	33,260
Unum Group	25,965	958,628
White Mountains Insurance Group Ltd.	231	216,918

		11,693,314

Interactive Media & Services 0.2%
Cars.com, Inc.*	8,846	184,085
DHI Group, Inc.*	6,813	20,780
Liberty TripAdvisor Holdings, Inc., Class A*	5,325	78,491
Meet Group, Inc. (The)*	13,286	73,870

		357,226

Internet & Direct Marketing Retail 0.5%
1-800-Flowers.com, Inc., Class A*	7,399	157,525
FTD Cos., Inc.*	6,539	4,693
Lands’ End, Inc.*	600	10,506
Liberty Expedia Holdings, Inc., Class A*	6,239	289,614
Liquidity Services, Inc.*	7,122	48,358
Qurate Retail, Inc.*	26,759	456,241

		966,937

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services 1.1%
Alithya Group, Inc., Class A*	477	$1,526
CACI International, Inc., Class A*	2,247	438,030
Computer Task Group, Inc.*	2,911	13,478
Conduent, Inc.*	23,170	297,271
Limelight Networks, Inc.*	3,500	10,395
LiveRamp Holdings, Inc.*	3,239	188,931
Luxoft Holding, Inc.*	1,913	111,757
ManTech International Corp., Class A	4,310	267,177
Perficient, Inc.*	5,607	165,070
Perspecta, Inc.	3,220	74,318
Presidio, Inc.	2,473	37,144
PRGX Global, Inc.*	338	2,711
Science Applications International Corp.	1,829	137,084
Sykes Enterprises, Inc.*	6,672	185,148

		1,930,040

Leisure Products 0.4%
Acushnet Holdings Corp.	9,262	233,495
American Outdoor Brands Corp.*	8,100	79,785
Callaway Golf Co.	13,569	238,272
Clarus Corp.	3,100	41,602
Escalade, Inc.	1,700	20,468
JAKKS Pacific, Inc.*	744	803
Johnson Outdoors, Inc., Class A	1,064	81,577
Nautilus, Inc.*	3,248	17,377
Vista Outdoor, Inc.*	7,134	61,566

		774,945

Life Sciences Tools & Services 0.1%
Harvard Bioscience, Inc.*	8,872	34,335
Luminex Corp.	5,758	131,340

		165,675

Machinery 3.7%
Actuant Corp., Class A	6,967	178,216
AGCO Corp.	9,054	640,842
Alamo Group, Inc.	2,435	252,363
Altra Industrial Motion Corp.	398	14,921
Astec Industries, Inc.	3,350	112,929
Barnes Group, Inc.	4,403	244,895
Briggs & Stratton Corp.	7,426	90,597
Chart Industries, Inc.*	3,044	268,694
CIRCOR International, Inc.*	1,910	64,405
Colfax Corp.*	16,090	485,435
Columbus McKinnon Corp.	3,789	149,135
Eastern Co. (The)	399	11,435
EnPro Industries, Inc.	1,789	132,959
ESCO Technologies, Inc.	3,963	297,225
Federal Signal Corp.	6,952	200,009
Franklin Electric Co., Inc.	3,448	168,469
FreightCar America, Inc.*	2,266	15,681
Gencor Industries, Inc.*	1,501	18,117
Gorman-Rupp Co. (The)	3,200	106,560
Graham Corp.	1,887	39,061
Greenbrier Cos., Inc. (The)	4,948	175,802
Hurco Cos., Inc.	1,343	52,820
Hyster-Yale Materials Handling, Inc.	1,542	102,728
ITT, Inc.	6,437	389,760
Kadant, Inc.	653	64,053

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Kennametal, Inc.	3,988	$162,312
LB Foster Co., Class A*	1,992	42,808
LS Starrett Co. (The), Class A*	690	4,975
Lydall, Inc.*	1,818	44,741
Manitowoc Co., Inc. (The)*	4,921	87,889
Milacron Holdings Corp.*	2,528	36,934
Miller Industries, Inc.	2,899	95,899
NN, Inc.	6,648	60,098
Oshkosh Corp.	1,533	126,610
Park-Ohio Holdings Corp.	1,819	66,630
Perma-Pipe International Holdings, Inc.*	700	6,272
Rexnord Corp.*	3,305	94,523
Spartan Motors, Inc.	6,355	59,102
SPX FLOW, Inc.*	1,769	63,578
Standex International Corp.	1,332	88,005
Timken Co. (The)	9,078	435,290
Titan International, Inc.	10,236	70,935
Trinity Industries, Inc.	21,458	462,635
Twin Disc, Inc.*	800	15,152
Wabash National Corp.	7,650	115,362
Watts Water Technologies, Inc., Class A	2,113	180,852

		6,597,713

Marine 0.6%
Costamare, Inc.	16,158	97,594
Eagle Bulk Shipping, Inc.*	9,269	50,516
Genco Shipping & Trading Ltd.* (a)	5,148	51,995
Golden Ocean Group Ltd.	4,045	24,108
Kirby Corp.*	8,187	669,042
Matson, Inc.	5,577	220,905
Scorpio Bulkers, Inc.	6,481	34,868

		1,149,028

Media 2.4%
AH Belo Corp., Class A	5,287	19,086
comScore, Inc.*	806	10,115
Cumulus Media, Inc., Class A*	820	14,858
Emerald Expositions Events, Inc.	2,780	39,059
Entercom Communications Corp., Class A	14,491	99,698
Entravision Communications Corp., Class A	12,688	36,415
EW Scripps Co. (The), Class A	9,918	226,031
Gannett Co., Inc.	14,836	138,420
Gray Television, Inc.*	11,439	268,016
John Wiley & Sons, Inc., Class A	5,041	232,793
Liberty Latin America Ltd., Class A*	7,602	159,110
Liberty Latin America Ltd., Class C*	10,747	223,967
Marchex, Inc., Class B*	3,687	17,587
Meredith Corp. (a)	5,590	329,810
New Media Investment Group, Inc.	9,422	100,721
News Corp., Class A	48,779	605,835
News Corp., Class B	26,170	326,864
Nexstar Media Group, Inc., Class A	5,767	675,027
Saga Communications, Inc., Class A	533	17,099
Salem Media Group, Inc.	4,000	8,280
Scholastic Corp.	4,995	199,201
Sinclair Broadcast Group, Inc., Class A	1,830	83,796
TEGNA, Inc.	18,208	289,871
Townsquare Media, Inc., Class A	2,500	14,125

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Tribune Media Co., Class A	2,121	$97,990
Tribune Publishing Co.*	2,693	28,977

		4,262,751

Metals & Mining 2.2%
Alcoa Corp.*	19,729	526,370
Allegheny Technologies, Inc.*	6,399	159,463
Ampco-Pittsburgh Corp.*	2,015	6,488
Carpenter Technology Corp.	7,417	368,402
Century Aluminum Co.*	9,499	79,887
Coeur Mining, Inc.*	16,560	59,782
Commercial Metals Co.	16,768	289,919
Friedman Industries, Inc.	1,708	12,554
Gold Resource Corp.	2,355	8,619
Haynes International, Inc.	2,492	80,517
Hecla Mining Co.	68,127	143,067
Kaiser Aluminum Corp.	193	18,991
Materion Corp.	3,969	230,321
Nexa Resources SA	1,172	13,877
Olympic Steel, Inc.	2,883	46,762
Reliance Steel & Aluminum Co.	10,150	933,394
Schnitzer Steel Industries, Inc., Class A	5,942	140,944
SunCoke Energy, Inc.*	11,920	102,631
Synalloy Corp.	400	7,060
TimkenSteel Corp.*	9,702	98,378
United States Steel Corp.	17,445	272,142
Universal Stainless & Alloy Products, Inc.*	2,462	35,428
Worthington Industries, Inc.	6,994	280,669

		3,915,665

Multiline Retail 0.6%
Dillard’s, Inc., Class A (a)	4,840	331,298
Fred’s, Inc., Class A*	9,105	13,293
JC Penney Co., Inc.* (a)	23,712	32,485
Macy’s, Inc.	27,379	644,502
Tuesday Morning Corp.*	7,030	15,818

		1,037,396

Oil, Gas & Consumable Fuels 5.3%
Abraxas Petroleum Corp.*	9,300	12,834
Adams Resources & Energy, Inc.	928	33,547
Antero Resources Corp.*	37,139	269,258
Arch Coal, Inc., Class A	2,839	275,326
Ardmore Shipping Corp.*	4,393	30,663
Bonanza Creek Energy, Inc.*	2,516	60,560
Callon Petroleum Co.*	31,130	233,786
Centennial Resource Development, Inc., Class A*	16,474	173,471
Chesapeake Energy Corp.*	25,146	73,175
Clean Energy Fuels Corp.*	29,689	93,223
Cloud Peak Energy, Inc.*	12,663	766
CNX Resources Corp.*	32,688	292,884
CONSOL Energy, Inc.*	3,921	132,922
Contango Oil & Gas Co.*	5,570	16,821
Delek US Holdings, Inc.	8,650	320,569
Denbury Resources, Inc.*	42,868	95,596
DHT Holdings, Inc.	19,979	106,488
Dorian LPG Ltd.*	9,618	77,136
Earthstone Energy, Inc., Class A*	2,838	19,015

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC	38,968	$455,536
EP Energy Corp., Class A*	5,079	1,444
Extraction Oil & Gas, Inc.* (a)	13,257	62,308
GasLog Ltd.	6,928	108,285
Green Plains, Inc.	6,261	108,754
Gulfport Energy Corp.*	23,763	155,648
Halcon Resources Corp.*	13,727	17,845
Hallador Energy Co.	7,101	36,641
HighPoint Resources Corp.*	28,896	79,175
HollyFrontier Corp.	2,534	120,948
International Seaways, Inc.*	3,598	64,116
Laredo Petroleum, Inc.*	18,531	55,964
Lonestar Resources US, Inc., Class A*	3,464	13,787
Matador Resources Co.*	4,298	84,628
Midstates Petroleum Co., Inc.*	2,497	31,887
Montage Resources Corp.*	1,842	20,483
Murphy Oil Corp.	24,117	656,947
NACCO Industries, Inc., Class A	939	38,396
Oasis Petroleum, Inc.*	44,684	272,572
Overseas Shipholding Group, Inc., Class A*	10,848	19,743
Pacific Ethanol, Inc.*	8,749	9,536
Panhandle Oil and Gas, Inc., Class A	1,332	19,980
Par Pacific Holdings, Inc.*	3,365	65,752
Parsley Energy, Inc., Class A*	14,553	290,478
PBF Energy, Inc., Class A	15,951	535,635
PDC Energy, Inc.*	7,925	344,658
Peabody Energy Corp.	15,096	434,312
Penn Virginia Corp.*	1,473	66,138
QEP Resources, Inc.*	32,096	241,362
Range Resources Corp.	35,172	317,955
Renewable Energy Group, Inc.*	8,146	196,482
REX American Resources Corp.*	783	66,171
Ring Energy, Inc.*	5,773	29,904
SandRidge Energy, Inc.*	4,977	41,608
Scorpio Tankers, Inc.	5,863	151,148
SemGroup Corp., Class A	11,529	150,569
Ship Finance International Ltd. (a)	15,095	192,612
SilverBow Resources, Inc.*	479	8,689
SM Energy Co.	15,089	240,368
Southwestern Energy Co.*	74,456	294,101
SRC Energy, Inc.*	32,838	201,954
Talos Energy, Inc.*	2,328	69,142
Teekay Tankers Ltd., Class A*	13,319	14,518
Whiting Petroleum Corp.*	7,852	215,066
World Fuel Services Corp.	9,327	287,738
WPX Energy, Inc.*	28,324	393,420

		9,602,443

Paper & Forest Products 0.9%
Boise Cascade Co.	5,347	148,058
Clearwater Paper Corp.*	2,391	48,227
Domtar Corp.	8,723	426,555
Louisiana-Pacific Corp.	17,114	428,706
Mercer International, Inc.	11,800	167,088
PH Glatfelter Co.	5,201	82,072
Resolute Forest Products, Inc.	16,440	130,040
Schweitzer-Mauduit International, Inc.	3,833	136,340
Verso Corp., Class A*	5,226	116,644

		1,683,730

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Personal Products 0.5%
Coty, Inc., Class A	45,310	$490,254
Edgewell Personal Care Co.*	7,426	306,174
Inter Parfums, Inc.	436	31,606
Mannatech, Inc.	180	3,233

		831,267

Pharmaceuticals 0.6%
Aclaris Therapeutics, Inc.*	3,229	20,343
Akorn, Inc.*	3,370	9,099
Amphastar Pharmaceuticals, Inc.*	2,590	55,918
Assertio Therapeutics, Inc.*	7,526	31,383
Cumberland Pharmaceuticals, Inc.*	3,851	21,566
Endo International plc*	7,881	59,108
Intra-Cellular Therapies, Inc.*	1,275	16,792
Mallinckrodt plc*	11,425	176,630
Perrigo Co. plc	10,469	501,674
Prestige Consumer Healthcare, Inc.*	5,489	161,486
Taro Pharmaceutical Industries Ltd.	169	18,152
Tetraphase Pharmaceuticals, Inc.*	3,410	3,615

		1,075,766

Professional Services 1.4%
Acacia Research Corp.*	12,146	38,624
CBIZ, Inc.*	9,806	189,354
CRA International, Inc.	2,000	104,160
Franklin Covey Co.*	269	7,669
FTI Consulting, Inc.*	1,113	94,583
GP Strategies Corp.*	1,197	15,238
Heidrick & Struggles International, Inc.	2,983	106,732
Hill International, Inc.*	2,901	7,688
Hudson Global, Inc.*	3,050	4,849
Huron Consulting Group, Inc.*	3,418	165,192
ICF International, Inc.	3,247	252,844
InnerWorkings, Inc.*	9,233	31,207
Kelly Services, Inc., Class A	5,551	123,565
Korn Ferry	7,348	345,503
ManpowerGroup, Inc.	6,483	622,627
Mistras Group, Inc.*	4,648	63,724
Navigant Consulting, Inc.	7,984	182,275
RCM Technologies, Inc.*	400	1,596
Resources Connection, Inc.	8,465	135,948
TrueBlue, Inc.*	4,454	107,609

		2,600,987

Real Estate Management & Development 0.4%
Consolidated-Tomoka Land Co.	732	45,384
Forestar Group, Inc.*	940	18,114
FRP Holdings, Inc.*	634	32,138
Griffin Industrial Realty, Inc.	535	19,533
Howard Hughes Corp. (The)*	1,523	169,053
Jones Lang LaSalle, Inc.	207	31,996
Rafael Holdings, Inc., Class B*	2,237	36,239
RE/MAX Holdings, Inc., Class A	1,401	60,705
Realogy Holdings Corp. (a)	16,265	211,770
St Joe Co. (The)*	800	13,632
Tejon Ranch Co.*	3,720	64,170

		702,734

Common Stocks (continued)

	Shares	Value

Road & Rail 2.3%
AMERCO	2,122	$791,867
ArcBest Corp.	4,535	138,590
Covenant Transportation Group, Inc., Class A*	3,493	68,218
Genesee & Wyoming, Inc., Class A*	8,279	733,933
Heartland Express, Inc.	9,191	180,879
Hertz Global Holdings, Inc.*	11,577	210,470
Knight-Swift Transportation Holdings, Inc.	20,240	675,004
Marten Transport Ltd.	8,203	162,255
PAM Transportation Services, Inc.*	559	27,961
Patriot Transportation Holding, Inc.*	156	2,913
Ryder System, Inc.	7,188	452,844
Saia, Inc.*	2,915	187,697
Schneider National, Inc., Class B	10,990	229,691
USA Truck, Inc.*	1,450	20,648
Werner Enterprises, Inc.	10,074	337,479

		4,220,449

Semiconductors & Semiconductor Equipment 1.4%
Alpha & Omega Semiconductor Ltd.*	3,313	41,081
Amkor Technology, Inc.*	39,407	357,027
Amtech Systems, Inc.*	2,835	18,768
Axcelis Technologies, Inc.*	3,847	81,903
AXT, Inc.*	7,813	44,534
Cirrus Logic, Inc.*	2,971	141,360
Cohu, Inc.	7,277	107,918
CyberOptics Corp.*	1,654	29,342
Diodes, Inc.*	7,061	257,162
FormFactor, Inc.*	4,362	82,660
GSI Technology, Inc.*	2,857	23,227
Ichor Holdings Ltd.* (a)	1,024	25,784
inTEST Corp.*	3,095	20,489
Kulicke & Soffa Industries, Inc.	10,787	251,013
MKS Instruments, Inc.	1,297	118,040
Nanometrics, Inc.*	3,440	102,478
NeoPhotonics Corp.*	8,105	55,357
PDF Solutions, Inc.*	3,399	44,119
Photronics, Inc.*	12,094	112,958
Rambus, Inc.*	13,270	152,074
Rudolph Technologies, Inc.*	5,205	125,909
SMART Global Holdings, Inc.*	800	17,392
Synaptics, Inc.*	2,011	75,754
Ultra Clean Holdings, Inc.*	6,312	75,555
Veeco Instruments, Inc.*	8,083	98,451
Xperi Corp.	2,428	60,336

		2,520,691

Software 0.3%
Avaya Holdings Corp.*	5,177	98,777
Aware, Inc.*	1,965	6,504
BroadVision, Inc.*	530	641
BSQUARE Corp.*	700	1,337
Monotype Imaging Holdings, Inc.	1,244	21,447
OneSpan, Inc.*	3,343	61,979
RealNetworks, Inc.*	2,449	6,367
Seachange International, Inc.*	5,075	6,750
Synchronoss Technologies, Inc.*	4,983	26,809
TiVo Corp.	27,371	256,466
Verint Systems, Inc.*	441	26,632

		513,709

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail 3.9%
Aaron’s, Inc.	6,556	$365,104
Abercrombie & Fitch Co., Class A	10,614	317,252
American Eagle Outfitters, Inc.	20,344	483,780
America’s Car-Mart, Inc.*	515	51,011
Ascena Retail Group, Inc.* (a)	28,140	33,487
At Home Group, Inc.*	1,458	34,248
AutoNation, Inc.*	12,490	523,706
Barnes & Noble Education, Inc.*	9,518	40,927
Barnes & Noble, Inc.	14,795	74,419
Bed Bath & Beyond, Inc. (a)	17,199	287,395
Big 5 Sporting Goods Corp. (a)	1,914	5,034
Boot Barn Holdings, Inc.*	3,184	91,667
Build-A-Bear Workshop, Inc.*	3,938	22,053
Caleres, Inc.	6,256	164,095
Cato Corp. (The), Class A	3,177	48,163
Chico’s FAS, Inc.	15,371	53,798
Citi Trends, Inc.	2,575	47,663
Conn’s, Inc.*	3,259	84,310
Container Store Group, Inc. (The)* (a)	3,665	31,666
Designer Brands, Inc.	10,372	230,777
Destination XL Group, Inc.*	1,161	2,450
Dick’s Sporting Goods, Inc.	9,443	349,391
Express, Inc.*	10,468	38,522
Foot Locker, Inc.	9,862	564,205
Francesca’s Holdings Corp.*	3,070	2,124
GameStop Corp., Class A (a)	15,591	134,862
Genesco, Inc.*	3,198	143,302
Group 1 Automotive, Inc.	2,612	204,546
Guess?, Inc.	11,998	244,399
Haverty Furniture Cos., Inc.	3,162	75,319
Hibbett Sports, Inc.*	3,975	82,283
J. Jill, Inc.	1,033	5,795
Kirkland’s, Inc.*	2,678	15,747
Lithia Motors, Inc., Class A	2,584	293,336
MarineMax, Inc.*	3,671	63,472
Monro, Inc.	1,307	109,566
Office Depot, Inc.	67,532	162,077
Party City Holdco, Inc.*	7,707	51,637
Penske Automotive Group, Inc.	10,725	492,492
Pier 1 Imports, Inc.*	17,911	16,243
RTW RetailWinds, Inc.*	7,295	16,924
Shoe Carnival, Inc. (a)	2,703	96,389
Signet Jewelers Ltd.	7,856	182,102
Sonic Automotive, Inc., Class A	4,342	87,839
Tandy Leather Factory, Inc.*	1,309	7,749
Tile Shop Holdings, Inc.	2,300	11,178
Tilly’s, Inc., Class A	2,890	33,986
Trans World Entertainment Corp.*	2,150	774
TravelCenters of America LLC*	2,265	9,083
Urban Outfitters, Inc.*	9,950	295,814
Vitamin Shoppe, Inc.*	3,466	21,766
Zumiez, Inc.*	5,382	143,323

		6,949,250

Technology Hardware, Storage & Peripherals 1.0%
AstroNova, Inc.	765	19,140
Cray, Inc.*	2,596	68,171
Electronics For Imaging, Inc.*	6,468	240,545
Intevac, Inc.*	3,894	18,652

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Stratasys Ltd.*	7,462	$173,492
Super Micro Computer, Inc.*	8,178	183,351
Xerox Corp.	31,140	1,038,830

		1,742,181

Textiles, Apparel & Luxury Goods 0.7%
Culp, Inc.	2,016	41,368
Deckers Outdoor Corp.*	2,723	430,806
Delta Apparel, Inc.*	158	3,803
Fossil Group, Inc.* (a)	2,696	35,237
G-III Apparel Group Ltd.*	5,927	255,750
Lakeland Industries, Inc.*	1,538	19,517
Movado Group, Inc.	2,709	96,576
Oxford Industries, Inc.	1,106	91,865
PVH Corp.	909	117,252
Rocky Brands, Inc.	1,932	49,285
Sequential Brands Group, Inc.* (a)	9,001	8,367
Skechers U.S.A., Inc., Class A*	1,399	44,292
Superior Group of Cos., Inc.	1,724	28,860
Unifi, Inc.*	2,451	49,510
Vera Bradley, Inc.*	6,088	74,761

		1,347,249

Thrifts & Mortgage Finance 3.0%
Axos Financial, Inc.*	5,148	168,443
Capitol Federal Financial, Inc.	20,599	284,266
Dime Community Bancshares, Inc.	7,053	142,118
ESSA Bancorp, Inc.	1,116	17,086
Federal Agricultural Mortgage Corp., Class C	1,704	130,322
First Defiance Financial Corp.	3,452	101,868
First Place Financial Corp.*^¥	367	0
Flagstar Bancorp, Inc.	7,982	285,356
FS Bancorp, Inc.	194	10,028
Hingham Institution for Savings	29	5,365
Home Bancorp, Inc.	1,283	47,009
HomeStreet, Inc.*	4,550	128,037
HopFed Bancorp, Inc.	12	234
Kearny Financial Corp.	15,518	217,252
Meridian Bancorp, Inc.	6,397	110,156
Meta Financial Group, Inc.	3,006	77,435
Mr. Cooper Group, Inc.*	4,813	41,392
New York Community Bancorp, Inc.	56,566	657,863
NMI Holdings, Inc., Class A*	7,777	218,378
Northeast Community Bancorp, Inc.	300	3,375
Northfield Bancorp, Inc.	9,139	137,085
Northwest Bancshares, Inc.	14,386	250,748
OceanFirst Financial Corp.	5,597	140,932
Ocwen Financial Corp.*	19,045	32,186
Oritani Financial Corp.	8,569	148,672
PCSB Financial Corp.	1,726	32,880
PennyMac Financial Services, Inc.	543	12,109
Provident Financial Holdings, Inc.	1,703	34,486
Provident Financial Services, Inc.	9,382	248,811
Radian Group, Inc.	15,638	366,242
Riverview Bancorp, Inc.	5,811	43,118
SI Financial Group, Inc.	1,087	15,566
Southern Missouri Bancorp, Inc.	598	20,063
Territorial Bancorp, Inc.	1,453	42,064

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Timberland Bancorp, Inc.	690	$21,528
TrustCo Bank Corp.	11,491	91,928
United Community Financial Corp.	10,202	93,960
United Financial Bancorp, Inc.	9,052	119,396
Walker & Dunlop, Inc.	3,708	203,755
Washington Federal, Inc.	7,833	259,586
Waterstone Financial, Inc.	5,437	90,037
Western New England Bancorp, Inc.	4,598	44,417
WSFS Financial Corp.	6,575	283,908

		5,379,460

Tobacco 0.1%
Pyxus International, Inc.*	2,540	57,988
Universal Corp.	3,783	203,753

		261,741

Trading Companies & Distributors 2.3%
Air Lease Corp.	19,660	758,090
Aircastle Ltd.	12,387	246,749
Applied Industrial Technologies, Inc.	359	21,519
Beacon Roofing Supply, Inc.*	7,976	300,376
BMC Stock Holdings, Inc.*	8,076	166,204
CAI International, Inc.*	3,062	76,030
DXP Enterprises, Inc.*	2,421	103,837
GATX Corp.	5,511	425,063
Houston Wire & Cable Co.*	5,159	31,934
Kaman Corp.	3,460	214,209
Lawson Products, Inc.*	1,501	49,293
MRC Global, Inc.*	1,120	19,410
MSC Industrial Direct Co., Inc., Class A	216	18,068
NOW, Inc.*	16,110	235,528
Rush Enterprises, Inc., Class A	6,135	260,185
Textainer Group Holdings Ltd.*	3,597	34,495
Titan Machinery, Inc.*	5,064	87,101
Triton International Ltd.	12,229	402,946
Univar, Inc.*	6,362	142,063
Veritiv Corp.*	3,125	87,156
WESCO International, Inc.*	7,163	410,010
Willis Lease Finance Corp.*	606	30,130

		4,120,396

Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	12,084	489,523

Water Utilities 0.0%†
AquaVenture Holdings Ltd.*	1,200	23,340

Wireless Telecommunication Services 0.4%
Spok Holdings, Inc.	5,414	74,984
Telephone & Data Systems, Inc.	14,639	466,692
United States Cellular Corp.*	4,903	235,834

		777,510

Total Common Stocks (cost $170,498,114)		179,721,978

Rights 0.0%†

	Number of Rights	Value

Diversified Financial Services 0.0%†
NewStar Financial, Inc., CVR*^¥	8,788	$855

Media 0.0%†
Media General, Inc., CVR*^¥	5,993	0

Total Rights (cost $9,239)		855

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	175,601	175,601

Total Short-Term Investment (cost $175,601)		175,601

Repurchase Agreements 1.6%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $2,566,250, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $2,619,236. (c)(d)	$2,566,057	2,566,057
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $376,579, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $384,082. (c)(d)	376,551	376,551

Total Repurchase Agreements (cost $2,942,608)		2,942,608

Total Investments (cost $173,625,562) — 101.5%		182,841,042

Liabilities in excess of other assets — (1.5)%		(2,716,700)

NET ASSETS — 100.0%		$180,124,342

*	Denotes a non-income producing security.

¥	Fair valued security.

^	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $3,016,011, which was collateralized by cash used to purchase a money market fund and

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

repurchase agreements with a value of $175,601 and $2,942,608, respectively, and by $9,944 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from 6/13/2019 - 2/15/2045; a total value of $3,128,153.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $3,118,209.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Assets:
Investment securities, at value* (cost $170,682,954)	$179,898,434
Repurchase agreements, at value (cost $2,942,608)	2,942,608
Cash	651,461
Interest and dividends receivable	63,644
Security lending income receivable	1,401
Receivable for investments sold	32,047
Receivable for capital shares issued	45,994
Prepaid expenses	41,761

Total Assets	183,677,350

Liabilities:
Payable for investments purchased	174,160
Payable for capital shares redeemed	37,679
Payable upon return of securities loaned (Note 2)	3,118,209
Accrued expenses and other payables:
Investment advisory fees	127,371
Fund administration fees	23,892
Distribution fees	2,415
Administrative servicing fees	32,353
Accounting and transfer agent fees	4,085
Trustee fees	396
Custodian fees	1,909
Compliance program costs (Note 3)	187
Professional fees	14,954
Printing fees	11,330
Other	4,068

Total Liabilities	3,553,008

Net Assets	$180,124,342

Represented by:
Capital	$165,433,287
Total distributable earnings (loss)	14,691,055

Net Assets	$180,124,342

Net Assets:
Class A Shares	$3,358,056
Class C Shares	1,926,139
Class R6 Shares	8,050,833
Institutional Service Class Shares	166,789,314

Total	$180,124,342

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	282,241
Class C Shares	176,649
Class R6 Shares	658,422
Institutional Service Class Shares	13,907,206

Total	15,024,518

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.90
Class C Shares (b)	$10.90
Class R6 Shares	$12.23
Institutional Service Class Shares	$11.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.63

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $3,016,011 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,541,785
Income from securities lending (Note 2)	12,221
Interest income	8,405
Foreign tax withholding	(1,659)

Total Income	1,560,752

EXPENSES:
Investment advisory fees	746,639
Fund administration fees	60,961
Distribution fees Class A	5,991
Distribution fees Class C	10,029
Administrative servicing fees Class A	1,678
Administrative servicing fees Class C	1,003
Administrative servicing fees Institutional Service Class	203,019
Registration and filing fees	26,269
Professional fees	18,199
Printing fees	7,743
Trustee fees	2,975
Custodian fees	4,242
Accounting and transfer agent fees	7,443
Compliance program costs (Note 3)	423
Other	3,554

Total Expenses	1,100,168

NET INVESTMENT INCOME	460,584

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	5,186,674
Net change in unrealized appreciation/depreciation in the value of investment securities	(188,764)

Net realized/unrealized gains	4,997,910

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,458,494

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$460,584	$804,654
Net realized gains	5,186,674	13,891,299
Net change in unrealized appreciation/depreciation	(188,764)	(21,465,564)

Change in net assets resulting from operations	5,458,494	(6,769,611)

Distributions to Shareholders From:
Distributable earnings:
Class A	(424,132)	(681,168)
Class C	(181,468)	(293,459)
Class R6	(620,577)	(461,902)
Institutional Service Class	(13,434,629)	(15,914,704)

Change in net assets from shareholder distributions	(14,660,806)	(17,351,233)

Change in net assets from capital transactions	13,788,692	17,629,924

Change in net assets	4,586,380	(6,490,920)

Net Assets:
Beginning of period	175,537,962	182,028,882

End of period	$180,124,342	$175,537,962

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$323,596	$1,235,733
Dividends reinvested	298,546	504,765
Cost of shares redeemed	(2,403,524)	(2,929,160)

Total Class A Shares	(1,781,382)	(1,188,662)

Class C Shares
Proceeds from shares issued	54,258	147,687
Dividends reinvested	163,267	257,321
Cost of shares redeemed	(412,562)	(747,931)

Total Class C Shares	(195,037)	(342,923)

Class R6 Shares
Proceeds from shares issued	1,047,680	4,316,671
Dividends reinvested	620,577	461,902
Cost of shares redeemed	(713,106)	(1,382,236)

Total Class R6 Shares	955,151	3,396,337

Institutional Service Class Shares
Proceeds from shares issued	18,162,215	34,922,525
Dividends reinvested	13,426,952	15,746,820
Cost of shares redeemed	(16,779,207)	(34,904,173)

Total Institutional Service Class Shares	14,809,960	15,765,172

Change in net assets from capital transactions	$13,788,692	$17,629,924

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	29,222	88,309
Reinvested	28,789	37,418
Redeemed	(206,913)	(212,174)

Total Class A Shares	(148,902)	(86,447)

Class C Shares
Issued	5,159	11,388
Reinvested	17,132	20,504
Redeemed	(39,601)	(58,308)

Total Class C Shares	(17,310)	(26,416)

Class R6 Shares
Issued	85,386	308,000
Reinvested	58,325	33,399
Redeemed	(60,013)	(97,098)

Total Class R6 Shares	83,698	244,301

Institutional Service Class Shares
Issued	1,498,425	2,450,360
Reinvested	1,284,876	1,157,854
Redeemed	(1,418,038)	(2,493,617)

Total Institutional Service Class Shares	1,365,263	1,114,597

Total change in shares	1,282,749	1,246,035

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.67	0.03	0.20	0.23	(0.04)	(0.96)	(1.00)	$11.90	2.98%		$3,358,056	1.31%	0.51%		1.31%	13.62%
Year Ended October 31, 2018	$14.46	0.05	(0.48)	(0.43)	–	(1.36)	(1.36)	$12.67	(3.51%	)	$5,463,787	1.32%	0.35%		1.32%	27.09%
Year Ended October 31, 2017	$12.28	0.01	2.75	2.76	(0.02)	(0.56)	(0.58)	$14.46	22.67%		$7,485,527	1.38%	0.04%		1.38%	38.77%
Year Ended October 31, 2016	$13.01	0.02	0.36	0.38	(0.03)	(1.08)	(1.11)	$12.28	3.63%		$7,814,616	1.44%	0.19%		1.44%	27.10%
Year Ended October 31, 2015	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%	)	$11,767,447	1.46%	0.17%		1.47%	26.93%
Year Ended October 31, 2014	$14.86	(0.03)	1.19	1.16	–	(0.78)	(0.78)	$15.24	7.99%		$15,415,654	1.42%	(0.22%	)	1.46%	23.65%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$11.71	(0.02)	0.17	0.15	–	(0.96)	(0.96)	$10.90	2.49%		$1,926,139	2.09%	(0.30%	)	2.09%	13.62%
Year Ended October 31, 2018	$13.56	(0.05)	(0.44)	(0.49)	–	(1.36)	(1.36)	$11.71	(4.25%	)	$2,270,887	2.09%	(0.41%	)	2.09%	27.09%
Year Ended October 31, 2017	$11.61	(0.09)	2.60	2.51	–	(0.56)	(0.56)	$13.56	21.80%		$2,987,496	2.13%	(0.71%	)	2.13%	38.77%
Year Ended October 31, 2016	$12.42	(0.07)	0.34	0.27	–	(1.08)	(1.08)	$11.61	2.81%		$2,509,825	2.20%	(0.59%	)	2.20%	27.10%
Year Ended October 31, 2015	$14.73	(0.07)	(0.38)	(0.45)	–	(1.86)	(1.86)	$12.42	(2.70%	)	$3,224,309	2.19%	(0.57%	)	2.20%	26.93%
Year Ended October 31, 2014	$14.48	(0.14)	1.17	1.03	–	(0.78)	(0.78)	$14.73	7.27%		$4,059,732	2.16%	(0.97%	)	2.19%	23.65%

Class R6 Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$13.03	0.05	0.20	0.25	(0.09)	(0.96)	(1.05)	$12.23	3.12%		$8,050,833	0.99%	0.77%		0.99%	13.62%
Year Ended October 31, 2018	$14.84	0.09	(0.48)	(0.39)	(0.06)	(1.36)	(1.42)	$13.03	(3.18%	)	$7,488,444	0.98%	0.63%		0.98%	27.09%
Year Ended October 31, 2017	$12.58	0.06	2.82	2.88	(0.06)	(0.56)	(0.62)	$14.84	23.11%		$4,903,712	1.03%	0.39%		1.03%	38.77%
Year Ended October 31, 2016	$13.28	0.06	0.37	0.43	(0.05)	(1.08)	(1.13)	$12.58	3.99%		$4,883,788	1.09%	0.50%		1.09%	27.10%
Year Ended October 31, 2015	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%	)	$3,942,243	1.09%	0.50%		1.09%	26.93%
Year Ended October 31, 2014	$15.05	0.02	1.21	1.23	–	(0.78)	(0.78)	$15.50	8.38%		$2,486,527	1.09%	0.10%		1.13%	23.65%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.78	0.03	0.20	0.23	(0.06)	(0.96)	(1.02)	$11.99	2.96%		$166,789,314	1.24%	0.52%		1.24%	13.62%
Year Ended October 31, 2018	$14.58	0.06	(0.48)	(0.42)	(0.02)	(1.36)	(1.38)	$12.78	(3.41%	)	$160,314,844	1.22%	0.44%		1.22%	27.09%
Year Ended October 31, 2017	$12.37	0.02	2.78	2.80	(0.03)	(0.56)	(0.59)	$14.58	22.83%		$166,652,147	1.25%	0.16%		1.25%	38.77%
Year Ended October 31, 2016	$13.10	0.03	0.36	0.39	(0.04)	(1.08)	(1.12)	$12.37	3.66%		$145,702,488	1.34%	0.25%		1.34%	27.10%
Year Ended October 31, 2015	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%	)	$128,228,157	1.34%	0.27%		1.34%	26.93%
Year Ended October 31, 2014	$14.92	(0.02)	1.20	1.18	–	(0.78)	(0.78)	$15.32	8.10%		$134,292,405	1.34%	(0.15%	)	1.37%	23.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide WCM Focused Small Cap Fund

Asset Allocation1

Common Stocks	92.5%
Other assets in excess of liabilities§	7.5%
100.0%

Top Industries2

Commercial Services & Supplies	10.6%
Specialty Retail	8.3%
Real Estate Management & Development	7.9%
Insurance	7.8%
Electrical Equipment	7.3%
Software	6.9%
Trading Companies & Distributors	6.2%
Construction & Engineering	6.0%
Media	5.7%
IT Services	5.0%
Other Industries	28.3%
100.0%

Top Holdings2

America’s Car-Mart, Inc.	8.3%
Manhattan Associates, Inc.	6.8%
UniFirst Corp.	5.6%
Cass Information Systems, Inc.	5.0%
SP Plus Corp.	4.9%
Jones Lang LaSalle, Inc.	4.9%
Brown & Brown, Inc.	4.5%
Virtus Investment Partners, Inc.	4.2%
Thermon Group Holdings, Inc.	3.8%
Cabot Microelectronics Corp.	3.5%
Other Holdings	48.5%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide WCM Focused Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide WCM Focused Small Cap Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,111.70	8.06	1.54
	Hypothetical	(a)(b)	1,000.00	1,017.16	7.70	1.54
Class C Shares	Actual	(a)	1,000.00	1,107.60	11.97	2.29
	Hypothetical	(a)(b)	1,000.00	1,013.44	11.43	2.29
Class R6 Shares	Actual	(a)	1,000.00	1,113.60	6.29	1.20
	Hypothetical	(a)(b)	1,000.00	1,018.84	6.01	1.20
Institutional Service Class Shares	Actual	(a)	1,000.00	1,112.70	6.91	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.61	1.32

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide WCM Focused Small Cap Fund

Common Stocks 92.5%

	Shares	Value

Auto Components 2.4%
Dorman Products, Inc.*	15,148	$1,328,025

Building Products 2.0%
American Woodmark Corp.*	12,413	1,116,301

Capital Markets 3.9%
Virtus Investment Partners, Inc.	17,351	2,127,406

Commercial Services & Supplies 9.8%
SP Plus Corp.*	72,670	2,508,568
UniFirst Corp.	18,188	2,876,069

		5,384,637

Construction & Engineering 5.5%
Dycom Industries, Inc.* (a)	31,202	1,547,307
EMCOR Group, Inc.	17,986	1,513,342

		3,060,649

Electrical Equipment 6.7%
EnerSys	25,441	1,760,263
Thermon Group Holdings, Inc.*	75,747	1,953,515

		3,713,778

Electronic Equipment, Instruments & Components 3.4%
Control4 Corp.*	26,637	463,750
ePlus, Inc.*	6,779	639,192
FLIR Systems, Inc.	14,948	791,347

		1,894,289

Food Products 1.7%
John B Sanfilippo & Son, Inc.	12,978	935,844

Health Care Equipment & Supplies 2.7%
Natus Medical, Inc.*	56,043	1,499,711

Health Care Providers & Services 2.4%
Addus HomeCare Corp.*	19,113	1,297,773

Insurance 7.2%
Brown & Brown, Inc.	71,964	2,284,857
Enstar Group Ltd.*	9,458	1,676,525

		3,961,382

IT Services 4.7%
Cass Information Systems, Inc.	52,101	2,570,142

Machinery 4.5%
Crane Co.	20,314	1,727,706
Graco, Inc.	14,737	755,271

		2,482,977

Media 5.3%
Emerald Expositions Events, Inc.	115,001	1,615,764
Hemisphere Media Group, Inc.*	89,941	1,314,038

		2,929,802

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 7.3%
HFF, Inc., Class A	32,178	$1,531,351
Jones Lang LaSalle, Inc.	16,035	2,478,530

		4,009,881

Semiconductors & Semiconductor Equipment 3.2%
Cabot Microelectronics Corp.	13,981	1,765,101

Software 6.3%
Manhattan Associates, Inc.*	51,793	3,493,438

Specialty Retail 7.7%
America’s Car-Mart, Inc.*	42,760	4,235,378

Trading Companies & Distributors 5.8%
Beacon Roofing Supply, Inc.*	41,720	1,571,175
WESCO International, Inc.*	28,237	1,616,286

		3,187,461

Total Investments (cost $46,456,305) — 92.5%		50,993,975

Other assets in excess of liabilities — 7.5%		4,160,960

NET ASSETS — 100.0%		$55,154,935

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $86,386, which was collateralized by $87,601 in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from 6/13/2019 - 2/15/2045.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide WCM Focused Small Cap Fund
Assets:
Investment securities, at value* (cost $46,456,305)	$50,993,975
Cash	4,197,225
Interest and dividends receivable	20,365
Security lending income receivable	6
Receivable for capital shares issued	99,257
Reimbursement from investment adviser (Note 3)	1,124
Prepaid expenses	40,097

Total Assets	55,352,049

Liabilities:
Payable for capital shares redeemed	93,950
Accrued expenses and other payables:
Investment advisory fees	35,972
Fund administration fees	21,573
Distribution fees	8,296
Administrative servicing fees	9,263
Accounting and transfer agent fees	3,235
Trustee fees	244
Compliance program costs (Note 3)	99
Professional fees	8,958
Printing fees	10,503
Other	5,021

Total Liabilities	197,114

Net Assets	$55,154,935

Represented by:
Capital	$52,409,283
Total distributable earnings (loss)	2,745,652

Net Assets	$55,154,935

Net Assets:
Class A Shares	$13,438,359
Class C Shares	6,916,372
Class R6 Shares	2,446,261
Institutional Service Class Shares	32,353,943

Total	$55,154,935

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	563,977
Class C Shares	333,999
Class R6 Shares	97,591
Institutional Service Class Shares	1,298,210

Total	2,293,777

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide WCM Focused Small Cap Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$23.83
Class C Shares (b)	$20.71
Class R6 Shares	$25.07
Institutional Service Class Shares	$24.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$25.28

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $86,386 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide WCM Focused Small Cap Fund
INVESTMENT INCOME:
Dividend income	$222,795
Interest income	42,314
Income from securities lending (Note 2)	144

Total Income	265,253

EXPENSES:
Investment advisory fees	235,908
Fund administration fees	47,438
Distribution fees Class A	16,311
Distribution fees Class C	35,266
Administrative servicing fees Class A	5,998
Administrative servicing fees Class C	3,122
Administrative servicing fees Institutional Service Class	20,837
Registration and filing fees	27,867
Professional fees	15,153
Printing fees	10,451
Trustee fees	1,046
Custodian fees	2,295
Accounting and transfer agent fees	6,144
Compliance program costs (Note 3)	128
Other	3,019

Total expenses before fees waived and expenses reimbursed	430,983

Investment advisory fees waived (Note 3)	(7,021)
Expenses reimbursed by adviser (Note 3)	(6,891)

Net Expenses	417,071

NET INVESTMENT LOSS	(151,818)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities (Note 10)	(1,462,782)
Net change in unrealized appreciation/depreciation in the value of investment securities	6,262,023

Net realized/unrealized gains	4,799,241

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,647,423

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide WCM Focused Small Cap Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment loss	$(151,818)	$(527,158)
Net realized gains (losses)	(1,462,782)	39,649,355
Net change in unrealized appreciation/depreciation	6,262,023	(37,363,879)

Change in net assets resulting from operations	4,647,423	1,758,318

Distributions to Shareholders From:
Distributable earnings:
Class A	(5,461,760)	(1,499,108)
Class C	(3,108,981)	(801,356)
Class R6	(584,433)	(6,754,014)
Institutional Service Class	(13,719,635)	(6,527,214)

Change in net assets from shareholder distributions	(22,874,809)	(15,581,692)

Change in net assets from capital transactions	2,757,457	(125,484,573)

Change in net assets	(15,469,929)	(139,307,947)

Net Assets:
Beginning of period	70,624,864	209,932,811

End of period	$55,154,935	$70,624,864

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,301,193	$1,802,775
Dividends reinvested	5,305,533	1,427,357
Cost of shares redeemed	(3,758,277)	(8,729,273)

Total Class A Shares	2,848,449	(5,499,141)

Class C Shares
Proceeds from shares issued	868,770	1,133,055
Dividends reinvested	2,671,963	621,266
Cost of shares redeemed	(2,653,647)	(1,923,869)

Total Class C Shares	887,086	(169,548)

Class R6 Shares
Proceeds from shares issued	1,218,526	965,512
Dividends reinvested	532,012	3,550,768
Cost of shares redeemed	(1,730,657)	(85,389,279)

Total Class R6 Shares	19,881	(80,872,999)

Institutional Service Class Shares
Proceeds from shares issued	4,215,878	24,907,658
Dividends reinvested	12,782,128	3,886,785
Cost of shares redeemed	(17,995,965)	(67,737,328)

Total Institutional Service Class Shares	(997,959)	(38,942,885)

Change in net assets from capital transactions	$2,757,457	$(125,484,573)

Statements of Changes in Net Assets (Continued)

	Nationwide WCM Focused Small Cap Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	53,989	47,104
Reinvested	263,957	38,287
Redeemed	(167,563)	(229,147)

Total Class A Shares	150,383	(143,756)

Class C Shares
Issued	47,359	32,379
Reinvested	152,596	17,914
Redeemed	(124,231)	(54,584)

Total Class C Shares	75,724	(4,291)

Class R6 Shares
Issued	53,803	24,263
Reinvested	25,190	92,782
Redeemed	(56,743)	(2,169,548)

Total Class R6 Shares	22,250	(2,052,503)

Institutional Service Class Shares
Issued	182,865	647,616
Reinvested	608,673	101,802
Redeemed	(698,515)	(1,743,530)

Total Institutional Service Class Shares	93,023	(994,112)

Total change in shares	341,380	(3,194,662)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide WCM Focused Small Cap Fund

		Operations			Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$35.90	(0.07)	1.56	1.49	–	(13.56)	–	(13.56)	$23.83	11.17%		$13,438,359	1.54%	(0.60%	)	1.59%	6.68%
Year Ended October 31, 2018	$40.13	(0.23)	(0.82)	(1.05)	(0.04)	(3.14)	–	(3.18)	$35.90	(2.89%	)	$14,848,196	1.38%	(0.60%	)	1.40%	172.38%
Year Ended October 31, 2017	$30.79	–	9.39	9.39	–	(0.05)	–	(0.05)	$40.13	30.50%		$22,366,548	1.37%	(0.01%	)	1.37%	95.99%
Year Ended October 31, 2016	$30.22	0.03	1.40	1.43	(0.03)	(0.82)	(0.01)	(0.86)	$30.79	4.94%		$18,401,857	1.45%	0.10%		1.45%	69.62%
Year Ended October 31, 2015	$30.10	(0.05)	0.17	0.12	–	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%
Period Ended October 31, 2014 (h)	$28.36	(0.05)	1.79	1.74	–	–	–	–	$30.10	6.14%	(i)	$12,469,982	1.62%	(0.64%	)	1.66%	10.30%
Year Ended July 31, 2014	$25.02	(0.19)	3.53	3.34	–	–	–	–	$28.36	13.35%	(i)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$33.18	(0.15)	1.24	1.09	–	(13.56)	–	(13.56)	$20.71	10.76%		$6,916,372	2.29%	(1.34%	)	2.34%	6.68%
Year Ended October 31, 2018	$37.57	(0.48)	(0.75)	(1.23)	(0.02)	(3.14)	–	(3.16)	$33.18	(3.62%	)	$8,569,392	2.13%	(1.37%	)	2.16%	172.38%
Year Ended October 31, 2017	$29.04	(0.26)	8.84	8.58	–	(0.05)	–	(0.05)	$37.57	29.55%		$9,863,605	2.12%	(0.76%	)	2.12%	95.99%
Year Ended October 31, 2016	$28.73	(0.19)	1.32	1.13	–	(0.82)	–	(0.82)	$29.04	4.11%		$7,751,965	2.21%	(0.67%	)	2.21%	69.62%
Year Ended October 31, 2015	$28.82	(0.27)	0.18	(0.09)	–	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%
Period Ended October 31, 2014 (h)	$27.20	(0.09)	1.71	1.62	–	–	–	–	$28.82	5.96%	(i)	$4,312,329	2.22%	(1.24%	)	2.42%	10.30%
Year Ended July 31, 2014	$24.14	(0.35)	3.41	3.06	–	–	–	–	$27.20	12.68%	(i)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$36.97	(0.03)	1.69	1.66	–	(13.56)	–	(13.56)	$25.07	11.36%		$2,446,261	1.20%	(0.21%	)	1.24%	6.68%
Year Ended October 31, 2018	$41.11	(0.07)	(0.87)	(0.94)	(0.06)	(3.14)	–	(3.20)	$36.97	(2.54%	)	$2,785,456	1.00%	(0.18%	)	1.02%	172.38%
Year Ended October 31, 2017	$31.46	0.13	9.61	9.74	(0.04)	(0.05)	–	(0.09)	$41.11	30.97%		$87,473,796	1.01%	0.35%		1.01%	95.99%
Year Ended October 31, 2016	$30.87	0.12	1.46	1.58	(0.13)	(0.82)	(0.04)	(0.99)	$31.46	5.33%		$73,229,275	1.09%	0.42%		1.09%	69.62%
Year Ended October 31, 2015	$30.64	0.05	0.18	0.23	–	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%
Period Ended October 31, 2014 (h)	$28.84	(0.02)	1.82	1.80	–	–	–	–	$30.64	6.24%	(i)	$11,672	1.22%	(0.24%	)	1.33%	10.30%
Period Ended July 31, 2014(k)	$26.26	(0.08)	2.66	2.58	–	–	–	–	$28.84	9.82%	(i)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Institutional Service Class Shares (I)
Six Months Ended April 30, 2019 (Unaudited)	$36.86	(0.05)	1.67	1.62	–	(13.56)	–	(13.56)	$24.92	11.27%		$32,353,943	1.32%	(0.38%	)	1.37%	6.68%
Year Ended October 31, 2018	$41.03	(0.13)	(0.84)	(0.97)	(0.06)	(3.14)	–	(3.20)	$36.86	(2.63%	)	$44,421,820	1.11%	(0.33%	)	1.13%	172.38%
Year Ended October 31, 2017	$31.40	0.10	9.59	9.69	(0.01)	(0.05)	–	(0.06)	$41.03	30.88%		$90,228,862	1.09%	0.26%		1.09%	95.99%
Year Ended October 31, 2016	$30.84	0.12	1.41	1.53	(0.11)	(0.82)	(0.04)	(0.97)	$31.40	5.20%		$33,699,602	1.16%	0.40%		1.16%	69.62%
Year Ended October 31, 2015	$30.60	0.06	0.18	0.24	–	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%
Period Ended October 31, 2014 (h)	$28.81	(0.03)	1.82	1.79	–	–	–	–	$30.60	6.21%	(i)	$74,648,581	1.33%	(0.35%	)	1.33%	10.30%
Year Ended July 31, 2014	$25.35	(0.12)	3.58	3.46	–	–	–	–	$28.81	13.65%	(i)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(I)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an intergral part of these financial statements.

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation1

Common Stocks	98.5%
Exchange Traded Fund	0.7%
Repurchase Agreements	0.6%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries2

Banks	15.3%
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	9.1%
Electric Utilities	5.3%
Insurance	4.7%
Equity Real Estate Investment Trusts (REITs)	3.5%
Diversified Telecommunication Services	3.5%
Food & Staples Retailing	3.5%
Communications Equipment	3.1%
Multiline Retail	2.5%
Other Industries#	40.3%
100.0%

Top Holdings2

Verizon Communications, Inc.	3.5%
Walmart, Inc.	3.5%
JPMorgan Chase & Co.	3.4%
Exxon Mobil Corp.	3.2%
Cisco Systems, Inc.	3.1%
BB&T Corp.	3.1%
PNC Financial Services Group, Inc. (The)	2.9%
Johnson & Johnson	2.8%
Bank of America Corp.	2.7%
Chevron Corp.	2.4%
Other Holdings#	69.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/2018 - 4/30/19	Expense Ratio During Period (%) 11/1/2018 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,073.20	5.45	1.06
	Hypothetical(a)(b)		1,000.00	1,019.54	5.31	1.06
Class C Shares	Actual	(a)	1,000.00	1,069.10	9.44	1.84
	Hypothetical(a)(b)		1,000.00	1,015.67	9.20	1.84
Class R6 Shares	Actual	(a)	1,000.00	1,074.60	3.19	0.62
	Hypothetical(a)(b)		1,000.00	1,021.72	3.11	0.62
Institutional Service Class Shares	Actual	(a)	1,000.00	1,074.70	4.42	0.86
	Hypothetical(a)(b)		1,000.00	1,020.53	4.31	0.86

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Ziegler Equity Income Fund

Common Stocks 98.5%

	Shares	Value

Airlines 1.1%
Delta Air Lines, Inc.	7,310	$426,100

Banks 15.2%
Bank of America Corp.	33,983	1,039,200
BB&T Corp.	22,807	1,167,718
JPMorgan Chase & Co.	11,204	1,300,224
PNC Financial Services Group, Inc. (The)	7,931	1,085,992
US Bancorp	14,082	750,852
Wells Fargo & Co.	9,243	447,454

		5,791,440

Biotechnology 1.9%
AbbVie, Inc. (a)	5,591	443,869
Gilead Sciences, Inc.	4,413	287,022

		730,891

Capital Markets 1.0%
Lazard Ltd., Class A	9,366	364,150

Chemicals 1.5%
Dow, Inc.*	3,213	182,274
DowDuPont, Inc.	9,641	370,696

		552,970

Communications Equipment 3.1%
Cisco Systems, Inc.	20,974	1,173,495

Consumer Finance 2.4%
Discover Financial Services	10,989	895,494

Containers & Packaging 1.8%
International Paper Co.	7,519	351,964
Westrock Co.	8,402	322,469

		674,433

Diversified Telecommunication Services 3.5%
Verizon Communications, Inc.	23,416	1,339,161

Electric Utilities 5.3%
Edison International	8,037	512,519
FirstEnergy Corp.	16,696	701,733
PPL Corp.	14,827	462,751
Southern Co. (The)	6,525	347,261

		2,024,264

Electrical Equipment 2.0%
Eaton Corp. plc	9,314	771,386

Energy Equipment & Services 1.4%
Helmerich & Payne, Inc.	8,891	520,301

Equity Real Estate Investment Trusts (REITs) 3.5%
Apartment Investment & Management Co., Class A	7,594	374,840
Duke Realty Corp.	18,107	563,490
Host Hotels & Resorts, Inc.	20,920	402,501

		1,340,831

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 3.5%
Walmart, Inc.	12,814	$1,317,792

Food Products 2.2%
Archer-Daniels-Midland Co.	6,189	276,029
Nestle SA, ADR-CH	5,966	575,898

		851,927

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	3,843	305,749

Health Care Providers & Services 1.5%
CVS Health Corp.	10,256	557,721

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	5,047	276,878
McDonald’s Corp.	1,559	308,012

		584,890

Household Products 1.0%
Procter & Gamble Co. (The)	3,529	375,768

Insurance 4.7%
Aflac, Inc.	12,616	635,594
American Financial Group, Inc.	4,724	489,076
MetLife, Inc.	13,949	643,467

		1,768,137

IT Services 1.0%
Leidos Holdings, Inc.	4,954	364,020

Machinery 2.3%
Caterpillar, Inc.	3,638	507,210
Cummins, Inc.	2,215	368,332

		875,542

Media 1.5%
Comcast Corp., Class A	13,165	573,073

Mortgage Real Estate Investment Trusts (REITs) 0.9%
Chimera Investment Corp.	16,755	321,193

Multiline Retail 2.5%
Kohl’s Corp.	5,968	424,325
Target Corp.	6,959	538,766

		963,091

Multi-Utilities 1.5%
Ameren Corp.	7,812	568,479

Oil, Gas & Consumable Fuels 9.1%
Chevron Corp.	7,593	911,616
Exxon Mobil Corp.	15,026	1,206,287
Royal Dutch Shell plc, Class B, ADR-NL	11,387	738,902
Valero Energy Corp.	6,791	615,672

		3,472,477

Pharmaceuticals 9.1%
Eli Lilly & Co.	2,827	330,872
GlaxoSmithKline plc, ADR-UK	14,005	576,026
Johnson & Johnson	7,581	1,070,437

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.	8,812	$693,593
Pfizer, Inc.	19,491	791,529

		3,462,457

Road & Rail 2.2%
Union Pacific Corp.	4,770	844,481

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	11,661	595,177
Maxim Integrated Products, Inc.	5,415	324,900

		920,077

Software 2.3%
Microsoft Corp.	6,613	863,658

Specialty Retail 0.8%
Williams-Sonoma, Inc. (b)	5,422	309,976

Technology Hardware, Storage & Peripherals 1.7%
Hewlett Packard Enterprise Co.	23,757	375,598
Seagate Technology plc	5,472	264,407

		640,005

Textiles, Apparel & Luxury Goods 1.3%
Tapestry, Inc.	15,686	506,187

Trading Companies & Distributors 1.0%
GATX Corp.	5,085	392,206

Total Common Stocks (cost $32,504,278)		37,443,822

Exchange Traded Fund 0.7%
Exchange Traded Fund 0.7%
Vanguard Value ETF	2,127	236,629

Total Exchange Traded Fund (cost $211,765)		236,629

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	14,673	14,673

Total Short-Term Investment (cost $14,673)		14,673

Repurchase Agreements 0.6%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $214,430, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $218,857. (d)(e)	$214,414	$214,414
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $31,466, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $32,093. (d)(e)	31,464	31,464

Total Repurchase Agreements (cost $245,878)		245,878

Total Investments (cost $32,976,594) — 99.8%		37,941,002

Other assets in excess of liabilities — 0.2%		77,047

NET ASSETS — 100.0%		$38,018,049

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Principal amounts are not adjusted for inflation.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $257,265, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $14,673 and $245,878, respectively, a total value of $260,551.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $260,551.

(e)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

ETF	Exchange Traded Fund

NL	Netherlands

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Ziegler Equity Income Fund
Assets:
Investment securities, at value* (cost $32,730,716)	$37,695,124
Repurchase agreements, at value (cost $245,878)	245,878
Cash	314,176
Interest and dividends receivable	52,946
Security lending income receivable	47
Receivable for capital shares issued	45,204
Reimbursement from investment adviser (Note 3)	11,493
Prepaid expenses	32,939

Total Assets	38,397,807

Liabilities:
Payable for capital shares redeemed	19,085
Payable upon return of securities loaned (Note 2)	260,551
Accrued expenses and other payables:
Investment advisory fees	16,793
Fund administration fees	21,708
Distribution fees	9,340
Administrative servicing fees	11,693
Accounting and transfer agent fees	3,562
Custodian fees	3,195
Compliance program costs (Note 3)	180
Professional fees	16,915
Printing fees	8,786
Other	7,950

Total Liabilities	379,758

Net Assets	$38,018,049

Represented by:
Capital	$(26,465,783)
Total distributable earnings (loss)	64,483,832

Net Assets	$38,018,049

Net Assets:
Class A Shares	$19,159,931
Class C Shares	6,624,112
Class R6 Shares	621,840
Institutional Service Class Shares	11,612,166

Total	$38,018,049

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,496,867
Class C Shares	524,659
Class R6 Shares	48,335
Institutional Service Class Shares	902,563

Total	2,972,424

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.80
Class C Shares (b)	$12.63
Class R6 Shares	$12.87
Institutional Service Class Shares	$12.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.58

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $257,265 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$4,184,192
Interest income	16,356
Income from securities lending (Note 2)	6,247

Total Income	4,206,795

EXPENSES:
Investment advisory fees	552,760
Fund administration fees	65,505
Distribution fees Class A	22,112
Distribution fees Class C	32,640
Administrative servicing fees Class A	5,452
Administrative servicing fees Class C	2,939
Administrative servicing fees Institutional Service Class	5,692
Registration and filing fees	26,144
Professional fees	17,843
Printing fees	7,705
Trustee fees	4,377
Custodian fees	6,073
Accounting and transfer agent fees	6,755
Compliance program costs (Note 3)	627
Other	6,699

Total expenses before expenses reimbursed	763,323

Expenses reimbursed by adviser (Note 3)	(17,199)

Net Expenses	746,124

NET INVESTMENT INCOME	3,460,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from:
Transactions in investment securities (Note 10)	2,360,904
Redemptions in-kind by affiliated issuers (Note 3)	57,308,737

Net realized gains	59,669,641
Net change in unrealized appreciation/depreciation in the value of investment securities	(50,332,889)

Net realized/unrealized gains	9,336,752

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,797,423

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
Operations:
Net investment income	$3,460,671		$9,982,936
Net realized gains	59,669,641		53,479,789
Net change in unrealized appreciation/depreciation	(50,332,889)		(39,776,380)

Change in net assets resulting from operations	12,797,423		23,686,345

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,282,722)		(1,902,291)
Class C	(1,250,236)		(761,858)
Class R6	(49,914,705)		(42,385,665)
Institutional Service Class	(2,126,173)		(1,163,480)

Change in net assets from shareholder distributions	(56,573,836)		(46,213,294)

Change in net assets from capital transactions	(236,967,681)		(136,651,524)

Change in net assets	(280,744,094)		(159,178,473)

Net Assets:
Beginning of period	318,762,143		477,940,616

End of period	$38,018,049		$318,762,143

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,951,820		$2,347,820
Dividends reinvested	3,211,532		1,843,468
Cost of shares redeemed	(1,371,311)		(4,997,240)

Total Class A Shares	3,792,041		(805,952)

Class C Shares
Proceeds from shares issued	1,059,575		1,004,056
Dividends reinvested	1,098,700		670,679
Cost of shares redeemed	(1,608,177)		(2,244,424)

Total Class C Shares	550,098		(569,689)

Class R6 Shares
Proceeds from shares issued	2,543,531		11,814,426
Dividends reinvested	49,910,443		42,347,474
Cost of shares redeemed	(295,174,701	)(a)	(190,574,848)

Total Class R6 Shares	(242,720,727)		(136,412,948)

Institutional Service Class Shares
Proceeds from shares issued	2,052,084		3,778,610
Dividends reinvested	1,975,454		1,028,160
Cost of shares redeemed	(2,616,631)		(3,669,705)

Total Institutional Service Class Shares	1,410,907		1,137,065

Change in net assets from capital transactions	$(236,967,681)		$(136,651,524)

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	165,915		153,915
Reinvested	277,948		120,703
Redeemed	(112,008)		(324,513)

Total Class A Shares	331,855		(49,895)

Class C Shares
Issued	90,274		64,877
Reinvested	96,356		44,333
Redeemed	(131,070)		(147,795)

Total Class C Shares	55,560		(38,585)

Class R6 Shares
Issued	213,392		772,490
Reinvested	4,311,500		2,763,535
Redeemed	(23,472,717	)(a)	(12,299,223)

Total Class R6 Shares	(18,947,825)		(8,763,198)

Institutional Service Class Shares
Issued	163,412		245,065
Reinvested	170,200		67,034
Redeemed	(207,285)		(239,981)

Total Institutional Service Class Shares	126,327		72,118

Total change in shares	(18,434,083)		(8,779,560)

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$14.83	0.16	0.57	0.73	(0.25)	(2.51)	(2.76)	$12.80	7.32%	$19,159,931	1.06%	2.48%	1.16%	19.39%	(h)
Year Ended October 31, 2018	$15.78	0.35	0.31	0.66	(0.36)	(1.25)	(1.61)	$14.83	4.07%	$17,278,778	0.93%	2.25%	0.93%	33.21%
Year Ended October 31, 2017	$13.49	0.37	2.33	2.70	(0.41)	–	(0.41)	$15.78	20.28%	$19,165,335	0.91%	2.48%	0.91%	59.73%
Year Ended October 31, 2016	$13.46	0.37	0.19	0.56	(0.32)	(0.21)	(0.53)	$13.49	4.35%	$18,197,057	0.91%	2.80%	0.91%	47.93%
Year Ended October 31, 2015	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%
Period Ended October 31, 2014 (i)	$13.37	0.06	0.45	0.51	(0.01)	–	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014	$12.01	0.25	1.27	1.52	(0.16)	–	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$14.69	0.11	0.56	0.67	(0.22)	(2.51)	(2.73)	$12.63	6.91%	$6,624,112	1.84%	1.73%	1.94%	19.39%	(h)
Year Ended October 31, 2018	$15.64	0.23	0.32	0.55	(0.25)	(1.25)	(1.50)	$14.69	3.34%	$6,889,591	1.69%	1.50%	1.69%	33.21%
Year Ended October 31, 2017	$13.38	0.25	2.31	2.56	(0.30)	–	(0.30)	$15.64	19.35%	$7,938,377	1.65%	1.74%	1.65%	59.73%
Year Ended October 31, 2016	$13.35	0.27	0.19	0.46	(0.22)	(0.21)	(0.43)	$13.38	3.62%	$6,794,975	1.65%	2.07%	1.65%	47.93%
Year Ended October 31, 2015	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%
Period Ended October 31, 2014 (i)	$13.29	0.03	0.44	0.47	–	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014	$11.94	0.16	1.27	1.43	(0.08)	–	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$14.90	0.22	0.53	0.75	(0.27)	(2.51)	(2.78)	$12.87	7.46%	$621,840	0.62%	3.44%	0.62%	19.39%	(h)
Year Ended October 31, 2018	$15.84	0.41	0.32	0.73	(0.42)	(1.25)	(1.67)	$14.90	4.47%	$283,033,511	0.60%	2.65%	0.60%	33.21%
Year Ended October 31, 2017	$13.54	0.43	2.33	2.76	(0.46)	–	(0.46)	$15.84	20.68%	$439,687,649	0.56%	2.89%	0.56%	59.73%
Year Ended October 31, 2016	$13.51	0.41	0.20	0.61	(0.37)	(0.21)	(0.58)	$13.54	4.69%	$692,679,903	0.57%	3.09%	0.57%	47.93%
Year Ended October 31, 2015	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%
Period Ended October 31, 2014 (i)	$13.42	0.07	0.45	0.52	(0.02)	–	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (k)	$12.15	0.27	1.20	1.47	(0.20)	–	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Institutional Service Class Shares (l)
Six Months Ended April 30, 2019 (Unaudited)	$14.89	0.17	0.58	0.75	(0.26)	(2.51)	(2.77)	$12.87	7.47%	$11,612,166	0.86%	2.69%	0.95%	19.39%	(h)
Year Ended October 31, 2018	$15.83	0.38	0.33	0.71	(0.40)	(1.25)	(1.65)	$14.89	4.35%	$11,560,263	0.72%	2.44%	0.72%	33.21%
Year Ended October 31, 2017	$13.54	0.41	2.32	2.73	(0.44)	–	(0.44)	$15.83	20.47%	$11,149,255	0.68%	2.75%	0.68%	59.73%
Year Ended October 31, 2016	$13.50	0.40	0.20	0.60	(0.35)	(0.21)	(0.56)	$13.54	4.65%	$12,236,349	0.68%	3.00%	0.68%	47.93%
Year Ended October 31, 2015	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%
Period Ended October 31, 2014 (i)	$13.42	0.07	0.44	0.51	(0.01)	–	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014	$12.04	0.27	1.29	1.56	(0.18)	–	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes received or delivered in-kind.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund) (“Large Cap Concentrated”)

- Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (“U.S. Growth”)

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Long/Short Equity Fund (“Long/Short Equity”)

- Nationwide Loomis All Cap Growth Fund (“All Cap Growth”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide WCM Focused Small Cap Fund (“Focused Small Cap”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R, Class R6, Eagle Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Long/Short Equity commenced operations on December 11, 2017 as a result of a reorganization in which Long/Short Equity acquired all of the assets, subject to stated liabilities, of the Logan Capital Long/Short Fund, a former series of Advisors Series Trust (“Predecessor Fund”). Long/Short Equity has adopted the historical performance of the Predecessor Fund. Long/Short Equity and its Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for Long/Short Equity has changed from April 30, 2018 to October 31, 2018. As such, the fiscal year ended October 31, 2018 for Long/Short Equity reflects the six month period from May 1, 2018 through October 31, 2018.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost,

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At April 30, 2019, 100% of the market value of Large Cap Concentrated, Nationwide Fund, Long/Short Equity, All Cap Growth, Small Company Growth and Focused Small Cap was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$64,627,886	$—	$—	$64,627,886
Exchange Traded Fund	347,776	—	—	347,776
Repurchase Agreements	—	619,235	—	619,235
Short-Term Investment	36,953	—	—	36,953
Total	$65,012,615	$619,235	$—	$65,631,850

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$134,139,685	$—	$—	$134,139,685
Repurchase Agreements	—	1,095,370	—	1,095,370
Short-Term Investment	65,366	—	—	65,366
Total	$134,205,051	$1,095,370	$—	$135,300,421

U.S. Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$189,612,329	$—	$—	$189,612,329
Futures Contracts	2,479,577	—	—	2,479,577
Purchased Options	5,020,389	—	—	5,020,389
Repurchase Agreements	—	96,917	—	96,917
Short-Term Investments	5,784	31,106,431	—	31,112,215
Total Assets	$197,118,079	$31,203,348	$—	$228,321,427
Liabilities:
Futures Contracts	$(12,480)	$—	$—	$(12,480)
Total Liabilities	$(12,480)	$—	$—	$(12,480)
Total	$197,105,599	$31,203,348	$—	$228,308,947

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$663,236,956	$—	$—	$663,236,956
Repurchase Agreements	—	3,335,522	—	3,335,522
Short-Term Investment	199,048	—	—	199,048
Total	$663,436,004	$3,335,522	$—	$666,771,526

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,338,530	$—	$—	$1,338,530
Air Freight & Logistics	732,574	—	—	732,574
Airlines	2,506,493	—	—	2,506,493
Auto Components	3,014,297	—	—	3,014,297
Automobiles	180,108	—	—	180,108
Banks	29,527,207	—	—	29,527,207
Beverages	68,490	—	—	68,490
Biotechnology	1,232,378	—	—	1,232,378
Building Products	2,463,829	—	—	2,463,829
Capital Markets	3,278,840	—	—	3,278,840
Chemicals	4,278,076	—	—	4,278,076
Commercial Services & Supplies	3,265,886	—	—	3,265,886
Communications Equipment	2,204,915	—	—	2,204,915
Construction & Engineering	4,525,103	—	—	4,525,103
Construction Materials	346,777	—	—	346,777
Consumer Finance	2,732,780	—	—	2,732,780
Containers & Packaging	1,045,086	—	—	1,045,086
Distributors	190,678	—	—	190,678
Diversified Consumer Services	1,566,935	—	—	1,566,935
Diversified Financial Services	1,197,257	—	—	1,197,257
Diversified Telecommunication Services	541,788	—	—	541,788
Electric Utilities	22,594	—	—	22,594
Electrical Equipment	1,401,004	—	—	1,401,004
Electronic Equipment, Instruments & Components	10,263,102	—	—	10,263,102
Energy Equipment & Services	4,651,459	—	—	4,651,459
Entertainment	848,916	—	—	848,916
Food & Staples Retailing	2,025,870	—	—	2,025,870
Food Products	4,927,879	—	—	4,927,879
Health Care Equipment & Supplies	896,529	—	—	896,529
Health Care Providers & Services	2,368,587	—	—	2,368,587
Health Care Technology	524,213	—	—	524,213
Hotels, Restaurants & Leisure	1,550,504	—	—	1,550,504
Household Durables	5,610,027	—	—	5,610,027
Household Products	306,779	—	—	306,779
Independent Power and Renewable Electricity Producers	301,590	—	—	301,590
Industrial Conglomerates	91,782	—	—	91,782
Insurance	11,693,314	—	—	11,693,314

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Interactive Media & Services	$357,226	$—	$—	$357,226
Internet & Direct Marketing Retail	966,937	—	—	966,937
IT Services	1,930,040	—	—	1,930,040
Leisure Products	774,945	—	—	774,945
Life Sciences Tools & Services	165,675	—	—	165,675
Machinery	6,597,713	—	—	6,597,713
Marine	1,149,028	—	—	1,149,028
Media	4,262,751	—	—	4,262,751
Metals & Mining	3,915,665	—	—	3,915,665
Multiline Retail	1,037,396	—	—	1,037,396
Oil, Gas & Consumable Fuels	9,602,443	—	—	9,602,443
Paper & Forest Products	1,683,730	—	—	1,683,730
Personal Products	831,267	—	—	831,267
Pharmaceuticals	1,075,766	—	—	1,075,766
Professional Services	2,600,987	—	—	2,600,987
Real Estate Management & Development	702,734	—	—	702,734
Road & Rail	4,220,449	—	—	4,220,449
Semiconductors & Semiconductor Equipment	2,520,691	—	—	2,520,691
Software	513,709	—	—	513,709
Specialty Retail	6,949,250	—	—	6,949,250
Technology Hardware, Storage & Peripherals	1,742,181	—	—	1,742,181
Textiles, Apparel & Luxury Goods	1,347,249	—	—	1,347,249
Thrifts & Mortgage Finance	5,379,460	—	—	5,379,460
Tobacco	261,741	—	—	261,741
Trading Companies & Distributors	4,120,396	—	—	4,120,396
Transportation Infrastructure	489,523	—	—	489,523
Water Utilities	23,340	—	—	23,340
Wireless Telecommunication Services	777,510	—	—	777,510
Total Common Stock	$179,721,978	$—	$—	$179,721,978
Repurchase Agreements	$—	$2,942,608	$—	$2,942,608
Rights	—	—	855	855
Short-Term Investment	175,601	—	—	175,601
Total	$179,897,579	$2,942,608	$855	$182,841,042

Equity Income

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$37,443,822	$—	$—	$37,443,822
Exchange Traded Fund	236,629	—	—	236,629
Repurchase Agreements	—	245,878	—	245,878
Short-Term Investment	14,673	—	—	14,673
Total	$37,695,124	$245,878	$—	$37,941,002

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

During the six months ended April 30, 2019, U.S. Small Cap Value held four common stock investments and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Small Cap Value

	Rights	Total
Balance as of 10/31/2018	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Purchases	—	—
Sales	—	—
Change in Unrealized Appreciation/Depreciation	(1,426)	(1,426)
Transfers Into Level 3	2,281	2,281
Transfers Out of Level 3	—	—
Balance as of 4/30/2019	$855	$855
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 4/30/2019*	$(1,426)	$(1,426)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadvisor recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(c)	Options

U.S. Growth has long positions in options on equity index futures contracts and bond treasury futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to the value of equities and bonds. The purchase of call options provides a measure of downside risk control. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

U.S. Growth’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(d)	Futures Contracts

U.S. Growth is subject to equity price and interest rate risk in the normal course of pursuing its objective(s). U.S. Growth entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

U.S. Growth’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2019

U.S. Growth

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$3,744,545
Interest rate risk	Investment securities, at value	1,275,844
Futures Contracts (a)
Equity risk	Unrealized appreciation from futures contracts	2,479,577
Total		$7,499,966

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Unrealized depreciation from futures contracts	$(12,480)
Total		$(12,480)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

U.S. Growth

Realized Gains (Losses):	Total
Purchased Options
Equity risk	$(881,124)
Interest rate risk	748,034
Futures Contracts
Equity risk	(3,022,106)
Interest rate risk	2,708,275
Total	$(446,921)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2019

U.S. Growth

Unrealized Appreciation/Depreciation:	Total
Purchased Options
Equity risk	$1,337,121
Interest rate risk	(407,244)
Futures Contracts
Equity risk	6,119,257
Interest rate risk	1,145,540
Total	$8,194,674

The following table provides a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

U.S. Growth

Options:
Average Value Purchased	$3,896,957
Average Number of Purchased Option Contracts	521
Futures Contracts:
Average Notional Balance Long	$88,628,356

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At April 30, 2019, U.S. Growth has entered into futures contracts. The futures contract agreement does not provide for netting arrangements.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(e)	Leverage and Short Sales

The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. The use of short sales creates investment leverage in the Fund’s portfolio. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

(f)	Securities Lending

During the six months ended April 30, 2019, Cognitive Value, Technology & Science, U.S. Growth, Nationwide Fund, Mid Cap Growth, All Cap Growth, Small Company Growth, U.S. Small Cap Value, Focused Small Cap and Equity Income entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of repurchase agreements purchased with cash collateral were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Cognitive Value	$656,188
Technology & Science	1,160,736
U.S. Growth	102,701
Mid Cap Growth	3,534,570
U.S. Small Cap Value	3,118,209
Equity Income	260,551

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At April 30, 2019, Nationwide Fund, All Cap Growth, and Small Company Growth did not have any portfolio securities on loan.

(g)	Joint Repurchase Agreement

During the six months ended April 30, 2019, Cognitive Value, Technology & Science, U.S. Growth, Nationwide Fund, Mid Cap Growth, All Cap Growth, Small Company Growth, U.S. Small Cap Value, Focused Small Cap and Equity Income, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC,

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Cognitive Value	BNP Paribas Securities Corp.	$539,995	$—	$539,995	$(539,995)	$—
Cognitive Value	Royal Bank of Canada	79,240	—	79,240	(79,240)	—
Total		$619,235	$—	$619,235	$(619,235)	$—

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Technology & Science	BNP Paribas Securities Corp.	$955,201	$—	$955,201	$(955,201)	$—
Technology & Science	Royal Bank of Canada	140,169	—	140,169	(140,169)	—
Total		$1,095,370	$—	$1,095,370	$(1,095,370)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
U.S. Growth	BNP Paribas Securities Corp.	$84,515	$—	$84,515	$(84,515)	$—
U.S. Growth	Royal Bank of Canada	12,402	—	12,402	(12,402)	—
Total		$96,917	$—	$96,917	$(96,917)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Mid Cap Growth	BNP Paribas Securities Corp.	$2,908,692	$—	$2,908,692	$(2,908,692)	$—
Mid Cap Growth	Royal Bank of Canada	426,830	—	426,830	(426,830)	—
Total		$3,335,522	$—	$3,335,522	$(3,335,522)	$—

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
U.S. Small Cap Value	BNP Paribas Securities Corp.	$2,566,057	$—	$2,566,057	$(2,566,057)	$—
U.S. Small Cap Value	Royal Bank of Canada	376,551	—	376,551	(376,551)	—
Total		$2,942,608	$—	$2,942,608	$(2,942,608)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Equity Income	BNP Paribas Securities Corp.	$214,414	$—	214,414	$(214,414)	$—
Equity Income	Royal Bank of Canada	31,464	—	31,464	(31,464)	—
Total		$245,878	$—	$245,878	$(245,878)	$—
Amounts designated as “—” are zero.

* At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

At April 30, 2019 Nationwide Fund, All Cap Growth, Small Company Growth, and Focused Small Cap did not invest in any repurchase agreements.

(h)	Redemption Fees

Effective December 9, 2017, Long/Short Equity does not impose redemption fees.

Prior to December 9, 2017, the Predecessor Fund charged a 1% redemption fee to shareholders who redeemed shares held for 60 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund received $0 in redemption fees.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(k)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(l)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of April 30, 2019, the subadvisers for each Fund were as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Technology & Science	Bailard
Large Cap Concentrated	Diamond Hill Capital Management, Inc.
U.S. Growth	Mellon Investments Corporation
Nationwide Fund	Wellington Management Company, LLP
Mid Cap Growth	Geneva Capital Management LLC
Long/Short Equity	Logan Capital Management, Inc.
All Cap Growth	Loomis, Sayles & Company, LP (“Loomis Sayles”)
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Focused Small Cap	WCM Investment Management, LLC
Equity Income	Ziegler Capital Management, LLC

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the six months ended April 30, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	$500 million and more	0.70%
Technology & Science	Up to $500 million	0.75%
	$500 million up to $1 billion	0.70%
	$1 billion and more	0.65%
Large Cap Concentrated	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
U.S. Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Nationwide Fund	Up to $250 million	0.54%
	$250 million up to $1 billion	0.53%
	$1 billion up to $2 billion	0.52%
	$2 billion up to $5 billion	0.495%
	$5 billion and more	0.47%
Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million and more	0.65%
Long/Short Equity	All assets	1.35%
All Cap Growth	Up to $1 billion	0.80%
	$1 billion and more	0.775%
Small Company Growth	Up to $500 million	0.84%
	$500 million and more	0.79%
U.S. Small Cap Value	Up to $500 million	0.84%
	$500 million and more	0.79%
Focused Small Cap	Up to $500 million	0.84%
	$500 million and more	0.79%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	$500 million and more	0.45%
The Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until February 29, 2020. During the six months ended April 30, 2019, the waiver of such investment advisory fees by NFA amounted to $219,045, for which NFA shall not be entitled to later seek recoupment.

The Trust and NFA have entered into a written contract waiving the amount of Focused Small Cap’s Advisory Fees equal to 100% of the savings amount in respect of Focused Small Cap until at least May 1, 2019. The “Savings Amount” represents the difference between the Old Subadvisory Fee Amount and the New Subadvisory Fee Amount. During the six months ended April 30, 2019, the

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

waiver of such investment advisory fees by NFA amounted to $7,021 for which NFA shall not be entitled to later seek recoupment.

For the six months ended April 30, 2019, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Cognitive Value	0.75%	N/A	0.72%
Technology & Science	0.75	N/A	0.75
Large Cap Concentrated	0.60	N/A	0.00
U.S. Growth	0.60	N/A	0.39
Nationwide Fund	0.53	0.49%	0.49
Mid Cap Growth	0.71	N/A	0.71
Long/Short Equity	1.35	N/A	0.83
All Cap Growth	0.80	N/A	0.75
Small Company Growth	0.84	N/A	0.84
U.S. Small Cap Value	0.84	N/A	0.84
Focused Small Cap	0.84	0.82	0.79
Equity Income	0.52	N/A	0.51

N/A — Not Applicable.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Cognitive Value	All Classes	1.07%
Technology & Science	All Classes	1.05%
Diamond Hill Large Cap Concentrated	All Classes	0.82%
Dynamic U.S. Growth	All Classes	0.65%
Mid Cap Growth	All Classes	0.98%
Long/Short Equity	All Classes	1.74%
All Cap Growth	All Classes	0.85%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Focused Small Cap	All Classes	1.22%
Equity Income	All Classes	0.75%

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2019, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Funds are:

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount		Period Ended April 30, 2018 Amount (a)			Fiscal Year 2018 Amount		Six Months Ended April 30, 2019 Amount	Total
Cognitive Value	$—	$—		$	N/A		$—		$9,752	$9,752
Technology & Science (b)	—	—			N/A		—		—	—
Large Cap Concentrated	34,063	57,984			N/A		117,674		81,608	291,329
U.S. Growth	204,093	405,754			N/A		449,657		226,744	1,286,248
Nationwide Fund	—	—			N/A		—		—	—
Mid Cap Growth (b)	—	—			N/A		—		—	—
Long/Short Equity	—	—			34,330	(c)	55,232	(d)	59,265	148,827
All Cap Growth	N/A	69,417	(e)		N/A		367,907		55,483	492,807
Small Company Growth	24,418	23,498			N/A		657		—	48,573
U.S. Small Cap Value	—	—			N/A		—		—	—
Focused Small Cap	—	—			N/A		—		6,891	6,891
Equity Income	—	—			N/A		—		17,199	17,199
(a)	For the period from December 9, 2017 through April 30, 2018.
(b)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.
(c)	Reimbursement accrued by the Predecessor Fund in the amount of $112,633 is not eligible to be recouped by any party.
(d)	For the period from May 1, 2018 through October 31, 2018.
(e)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

N/A — Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to an Expense Limitation Agreement, which expired on October 12, 2017, Nationwide Fund reimbursed NFA in the amount of $4,356 during the six months ended April 30, 2019.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM earned $846,734 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Funds’ aggregate portion of such costs amounted to $7,204.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)
Cognitive Value	0.25%	1.00%	N/A
Technology & Science	0.25%	1.00%	N/A
Large Cap Concentrated	0.25%	1.00%	N/A
U.S. Growth	0.25%	1.00%	0.50%
Nationwide Fund	0.25%	1.00%	0.50%
Mid Cap Growth	0.25%	1.00%	N/A
Long/Short Equity	0.25%	N/A	N/A
All Cap Growth	0.25%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A
Focused Small Cap	0.25%	1.00%	N/A
Equity Income	0.25%	1.00%	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchased. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $254,656. From these fees, NFD retained a portion amounting to $22,457.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the six months ended April 30, 2019, the Funds imposed CDSCs of $15. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Eagle Class	Institutional Service Class
Cognitive Value	0.12%	0.08%	N/A	N/A	0.16%
Technology & Science	0.06	0.09	N/A	N/A	0.11
Large Cap Concentrated	0.11	0.08	N/A	N/A	0.16
U.S. Growth	0.03	0.09	0.20%	0.08%	0.11
Nationwide Fund	0.06	0.06	0.25	N/A	0.07
Mid Cap Growth	0.11	0.10	N/A	N/A	0.01
Long/Short Equity	0.01	N/A	N/A	N/A	0.07
All Cap Growth	0.12	N/A	N/A	0.10	0.05
Small Company Growth	0.13	N/A	N/A	N/A	0.25
U.S. Small Cap Value	0.07	0.10	N/A	N/A	0.25
Focused Small Cap	0.09	0.09	N/A	N/A	0.12
Equity Income	0.06	0.09	N/A	N/A	0.10

N/A — Not Applicable.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Cognitive Value	$467
Technology & Science	2,827
Large Cap Concentrated	13,780
U.S. Growth	10,596
Nationwide Fund	350,395
Mid Cap Growth	98,509
Long/Short Equity	2,835
All Cap Growth	30,718
Small Company Growth	351,438
U.S. Small Cap Value	205,700
Focused Small Cap	29,957
Equity Income	14,083

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.02%
Technology & Sciences	1.31
Large Cap Concentrated	—
U.S. Growth	3.89
Nationwide Fund	36.43
Mid Cap Growth	—
Long/Short Equity	67.68
All Cap Growth	75.18
Small Company Growth	83.92
U.S. Small Cap Value	87.27
Focused Small Cap	—
Equity Income	—

Amounts designated as “—” are zero or have been rounded to zero.

During the period, shares of certain Funds held by affiliated entities were redeemed for investments. The net realized gain on investments delivered through these in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is also included in share transactions in the accompanying Statements of Changes in Net Assets. The Fund recognized no gain or loss from the in-kind transactions for federal income tax purposes.

Fund	Class	Date of Redemption In-Kind	Net Assets of In-Kind Redemption	Shares	Securities Market Value	Cash	Realized Gain/ (Loss)
Equity Income	R6	2/22/2019	$287,586,278	22,926,202	$284,198,047	$3,388,231	$57,308,737

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”),

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*		Securities Sold Short	Covers on Securities Sold Short
Cognitive Value	$69,226,714	$88,870,017		N/A	N/A
Technology & Science	15,623,786	31,183,702		N/A	N/A
Large Cap Concentrated	6,644,294	17,359,936		N/A	N/A
U.S. Growth	12,851,667	5,972,753		N/A	N/A
Nationwide Fund	253,770,967	313,932,211		N/A	N/A
Mid Cap Growth	55,050,987	160,756,822		N/A	N/A
Long/Short Equity	4,375,720	6,983,021		20,041,559	22,956,179
All Cap Growth	141,181,673	25,640,358		N/A	N/A
Small Company Growth	23,990,653	38,238,082		N/A	N/A
U.S. Small Cap Value	24,345,336	24,604,214		N/A	N/A
Focused Small Cap	3,608,512	26,507,489		N/A	N/A
Equity Income	37,619,917	41,019,571	#	N/A	N/A

* Includes purchases and sales of long-term U.S. Government securities, if any.

# Sales exclude securities delivered in-kind.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Short Positions

In taking a short position, a Fund sells a stock or debt instrument which it does not own, making delivery with instruments “borrowed” from a broker. The Fund is then obligated to replace the borrowed instrument by purchasing it at the market price at the time of replacement. Until the instrument is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the instrument, the Fund may also have to pay a premium and/or interest which would increase the cost of the transaction. A Fund will incur a loss from a short position if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. A Fund will realize a gain if the instrument declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the transaction.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	69.86%	1
Technology & Science	62.48	1
Large Cap Concentrated	48.72	2
U.S. Growth	—	—
Nationwide Fund	31.07	2	(a)
Mid Cap Growth	24.28	2
Long/Short Equity	89.18	2	(a)
All Cap Growth	83.54	5	(a)
Small Company Growth	80.32	2	(a)
U.S. Small Cap Value	82.07	2	(a)
Focused Small Cap	40.42	2
Equity Income	57.95	4

Amounts designated as “—” are zero or have been rounded to zero.

(a) All or a portion of the accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the six months ended April 30, 2019, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Technology & Science	—
Large Cap Concentrated	—
U.S. Growth	—
Nationwide Fund	3,489
Mid Cap Growth	26,343
Long/Short Equity	478
All Cap Growth	441
Small Company Growth	3,002
U.S. Small Cap Value	—
Focused Small Cap	626
Equity Income	1,670

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

11.  Reorganization

Effective December 9, 2017, Institutional Class and Investor Class shareholders of the Predecessor Fund received Class R6 and Institutional Service Class shares, respectively, of Long/Short Equity with an aggregate share net asset value equal to the aggregate share net asset value, $16,084 and $11,136,626, respectively, of their shares 1,139 and 792,321, respectively in the Predecessor Fund immediately prior to the reorganization. Long/Short Equity’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Long/Short Equity reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in Long/Short Equity’s financial statements and financial highlights.

12.  Federal Tax Information

As of April 30, 2019, the tax cost of investments (including derivative contracts and short positions) and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Bailard Cognitive Value Fund	$62,055,008	$5,477,122	$(1,900,280)	$3,576,842
Nationwide Bailard Technology & Science Fund	58,195,954	78,767,251	(1,662,784)	77,104,467
Nationwide Diamond Hill Large Cap Concentrated Fund	22,304,243	2,331,669	(382,853)	1,948,816
Nationwide Dynamic U.S. Growth Fund	209,847,428	25,312,608	(6,851,089)	18,461,519
Nationwide Fund	895,312,603	168,005,709	(29,433,971)	138,571,738
Nationwide Geneva Mid Cap Growth Fund	449,261,044	221,458,297	(3,947,815)	217,510,482
Nationwide Long/Short Equity Fund	16,770,917	4,164,417	(826,774)	3,337,643
Nationwide Loomis All Cap Growth Fund	288,305,167	51,972,109	(3,322,011)	48,650,098
Nationwide Small Company Growth Fund	212,228,827	111,529,536	(4,962,001)	106,567,535
Nationwide U.S. Small Cap Value Fund	173,708,788	34,678,542	(25,546,288)	9,132,254
Nationwide WCM Focused Small Cap Fund	47,105,625	7,175,045	(3,286,695)	3,888,350
Nationwide Ziegler Equity Income Fund	33,100,976	5,582,621	(742,595)	4,840,026

13. Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Nationwide Government Money Market Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Small Cap Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Nationwide Ziegler Equity Income Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

Most of the Funds listed above were shown to pay actual management fees and to have total expense ratios at levels at or lower than their peer medians, or within the third quintile of their peer groups, and to have experienced three-year performance at or above their peer medians or within the third quintile of their peer groups. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

The Trustees considered that certain Funds, including the Nationwide Amundi Global High Yield Fund, Nationwide Core Plus Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund, and Nationwide Small Company Growth Fund, although paying relatively high advisory fees, had overall acceptable expense arrangements, particularly in light of their favorable levels of investment performance shown to be within the first or second quintiles of their peer groups. As to the Nationwide International Small Cap Fund, Nationwide Long/Short Equity Fund and Nationwide Loomis All Cap Growth Fund, the Trustees considered that the Funds had been in operation for relatively short periods of time and determined that it would be appropriate to continue the Funds’ advisory agreements in place to allow for further consideration of their comparative expenses and performance in the future. As to the Nationwide Bond Fund and Nationwide Loomis Core Bond Fund, the Trustees considered that, although each Fund had experienced unfavorable relative investment performance over the three-year period, its investment performance had improved substantially in the one-year period. As to the Nationwide Diamond Hill Large Cap Concentrated Fund, the Trustees considered that, effective November 2017, a new Sub-Adviser replaced the former Sub-Adviser to the Fund and that, in connection with the change in Sub-Adviser, the Fund’s investment strategy was changed in March 2018 to permit the Fund to operate as a “non-diversified” fund.

The Trustees reviewed with the Adviser throughout the course of the year the expense level and yield of the Nationwide Government Money Market Fund, in light of changes to regulation of money market funds and related changes in money market fund pricing generally, and determined that the expense and yield information was consistent with the continuation of the Fund’s advisory agreement.

Each of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Loomis Short Term Bond Fund, and Nationwide U.S. Small Cap Value, while generally having acceptable expense arrangements, has experienced performance challenges. The Trustees considered that the sub-adviser to the Nationwide Loomis Short Term Bond Fund had been replaced in late 2017 and that each of the other Funds has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined to continue the advisory arrangements for those Funds in light of the recent change in the Nationwide Loomis Short term Bond Fund and the continuing performance review for each of the other Funds.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Nationwide Amundi Strategic Income Fund, Nationwide Emerging Markets Debt Fund and Nationwide Long/Short Equity, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds to determine whether breakpoints might become appropriate.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-CEQ  (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Equity Funds

Nationwide Multi-Cap Portfolio

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Multi-Cap Portfolio

Asset Allocation1

Common Stocks	63.4%
Corporate Bonds	13.1%
Asset-Backed Securities	4.6%
Short-Term Investments	4.1%
Mortgage-Backed Securities	3.3%
Repurchase Agreements	2.2%
U.S. Treasury Obligations	2.0%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage-Backed Securities	1.7%
Exchange Traded Funds	1.3%
Foreign Government Securities	1.2%
Total Return Swaps	0.5%
Interest Rate Swaps†	0.0%
Futures Contracts†	0.0%
Purchased Options†	0.0%
Rights†	0.0%
Forward Currency Contracts†	(0.0)%
Written Options	(0.1)%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

Banks	7.2%
Software	4.5%
Oil, Gas & Consumable Fuels	4.3%
IT Services	3.5%
Interactive Media & Services	2.8%
Pharmaceuticals	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Technology Hardware, Storage & Peripherals	2.5%
Equity Real Estate Investment Trusts (REITs)	2.4%
Capital Markets	2.4%
Other Industries#	65.0%
100.0%

Top Holdings2

Microsoft Corp.	2.2%
Apple, Inc.	2.1%
Amazon.com, Inc.	1.7%
iShares Russell 3000 ETF	1.3%
Facebook, Inc., Class A	1.0%
FHLB Discount Notes, 2.41%, 7/19/2019	1.0%
Berkshire Hathaway, Inc., Class B	0.9%
JPMorgan Chase & Co.	0.9%
Johnson & Johnson	0.8%
Alphabet, Inc., Class C	0.8%
Other Holdings#	87.3%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Multi-Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (December 7, 2018, commencement of operations) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from December 7, 2018, commencement of operations, through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from December 7, 2018, commencement of operations, through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Multi-Cap Portfolio April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class R6 Shares	Actual	(a)	1,000.00	1,127.50	1.23	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29

(a)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from December 7, 2018 through April 30, 2019 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from December 7, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio

Asset-Backed Securities 4.6%

	Principal Amount	Value

Automobiles 0.2%
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A, 3.45%, 3/20/2023 (a)	$1,560,000	$1,578,975
Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	2,000,000	1,995,987
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A, 4.06%, 11/15/2030	1,150,000	1,191,796
Hertz Vehicle Financing II LP, Series 2016-4A, Class A, 2.65%, 7/25/2022 (a)	1,200,000	1,185,439

		5,952,197

Home Equity 0.7%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4, Class M2, 2.95%, 10/25/2035 (b)	2,330,000	2,189,378
Argent Securities Inc Asset-Backed Pass-Through Certificates, Series 2003-W5, Class M1, 3.53%, 10/25/2033 (b)	1,386,695	1,388,812
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE7, Class M1, 3.38%, 8/25/2034 (b)	5,822,498	5,812,346
CWABS, Inc. Trust, Series 2004-6, Class 1A1, 3.02%, 12/25/2034 (b)	1,346,797	1,339,071
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1, 3.35%, 11/25/2034 (b)	1,288,544	1,290,402
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/2057 (a)(b)	3,723,615	3,804,975
RAAC Series Trust, Series 2005-SP3, Class M2, 3.28%, 12/25/2035 (b)	1,370,000	1,371,953

		17,196,937

Other 2.5%
AMMC CLO 21 Ltd., Series 2017-21A, Class A, 3.99%, 11/2/2030 (a)(b)	392,000	391,804
Apidos CLO XII, Series 2013-12A, Class AR, 3.68%, 4/15/2031 (a)(b)	1,750,000	1,735,535
Avery Point V CLO Ltd., Series 2014-5A, Class AR, 3.57%, 7/17/2026 (a)(b)	998,464	997,069
Babson CLO Ltd., Series 2015-IA, Class AR, 3.58%, 1/20/2031 (a)(b)	1,500,000	1,480,947

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, 3.84%, 1/20/2029 (a)(b)	$1,385,000	$1,385,000
BlueMountain CLO Ltd.
Series 2012-2A, Class AR2, 3.69%, 11/20/2028 (a)(b)	910,000	907,891
Series 2015-3A, Class A1R, 3.59%, 4/20/2031 (a)(b)	1,215,000	1,201,922
Burnham Park CLO Ltd., Series 2016-1A, Class A, 4.02%, 10/20/2029 (a)(b)	2,250,000	2,256,669
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, 3.73%, 5/15/2031 (a)(b)	2,710,000	2,677,965
Carlyle US CLO Ltd.
Series 2017-1A, Class A1B, 3.82%, 4/20/2031 (a)(b)	2,250,000	2,241,202
Series 2017-1A, Class A1A, 3.89%, 4/20/2031 (a)(b)	450,000	449,771
Catskill Park CLO Ltd., Series 2017-1A, Class A2, 4.29%, 4/20/2029 (a)(b)	1,300,000	1,291,599
CBAM Ltd., Series 2017-1A, Class A1, 3.84%, 7/20/2030 (a)(b)	300,000	299,459
Cumberland Park CLO Ltd., Series 2015-2A, Class BR, 3.99%, 7/20/2028 (a)(b)	510,000	508,390
Cutwater Ltd., Series 2014-1A, Class A1AR, 3.85%, 7/15/2026 (a)(b)	1,966,038	1,967,031
Dryden 71 CLO Ltd., Series 2018-71A, Class A, 3.84%, 1/15/2029 (a)(b)	2,500,000	2,507,913
Flatiron CLO 17 Ltd., Series 2017-1A, Class A, 3.93%, 5/15/2030 (a)(b)	3,340,000	3,335,504
Halcyon Loan Advisors Funding Ltd., Series 2017-2A, Class A2, 4.29%, 1/17/2030 (a)(b)	750,000	740,909
JFIN CLO 2014 Ltd., Series 2014-1A, Class AR, 3.54%, 4/21/2025 (a)(b)	1,481,271	1,477,643
LCM XXIV Ltd., Series 24A, Class A, 3.90%, 3/20/2030 (a)(b)	1,250,000	1,249,903
Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, 1/25/2059 (a)(c)	3,777,769	3,806,670
Midocean Credit CLO VII, Series 2017-7A, Class B, 4.50%, 7/15/2029 (a)(b)	1,000,000	993,705
Myers Park CLO Ltd., Series 2018-1A, Class B1, 4.19%, 10/20/2030 (a)(b)	510,000	502,999
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.82%, 4/19/2030 (a)(b)	2,400,000	2,395,819

5

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A1, 3.85%, 7/25/2030 (a)(b)	$835,000	$832,457
Parallel Ltd., Series 2018-2A, Class A2, 4.67%, 10/20/2031 (a)(b)	250,000	248,909
Shackleton 2013-III CLO Ltd., Series 2013-3A, Class BR, 4.15%, 7/15/2030 (a)(b)	750,000	736,810
Sofi Consumer Loan Program LLC, Series 2017-2, Class A, 3.28%, 2/25/2026 (a)	4,038,602	4,052,203
Sudbury Mill CLO Ltd., Series 2013-1A, Class A1R, 3.74%, 1/17/2026 (a)(b)	1,176,171	1,177,657
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A, 4.87%, 7/20/2048 (a)	2,477,043	2,542,243
Symphony CLO XVIII Ltd., Series 2016-18A, Class B, 4.39%, 1/23/2028 (a)(b)	750,000	748,075
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, 4.78%, 12/21/2029 (a)	1,500,000	1,499,945
TCW CLO AMR Ltd., Series 2019-1A, Class A, 4.12%, 2/15/2029 (a)(b)	1,060,000	1,061,451
THL Credit Wind River CLO Ltd.
Series 2017-1A, Class A, 3.94%, 4/18/2029 (a)(b)	2,000,000	2,001,066
Series 2017-3A, Class A, 3.85%, 10/15/2030 (a)(b)	466,489	466,249
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, 3.50%, 5/25/2058 (a)(b)	6,600,000	6,613,464
Tryon Park CLO Ltd.
Series 2013-1A, Class A1SR, 3.49%, 4/15/2029 (a)(b)	1,425,000	1,417,382
Series 2013-1A, Class A2R, 4.10%, 4/15/2029 (a)(b)	1,500,000	1,475,575
Venture 31 CLO Ltd., Series 2018-31A, Class A1, 3.62%, 4/20/2031 (a)(b)	1,800,000	1,770,970

		63,447,775

Student Loan 1.2%
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4, 2.75%, 3/26/2029 (b)	5,153,125	5,149,827
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 4.38%, 10/27/2031 (a)(b)	1,796,176	1,824,290
Navient Student Loan Trust
Series 2015-1, Class A2, 3.08%, 4/25/2040 (b)	955,582	953,176
Series 2017-3A, Class A2, 3.08%, 7/26/2066 (a)(b)	4,000,000	4,009,762
Nelnet Student Loan Trust
Series 2006-2, Class A6, 2.96%, 4/25/2031 (a)(b)	4,800,000	4,803,711

Asset-Backed Securities (continued)

	Principal Amount	Value

Student Loan (continued)
Nelnet Student Loan Trust (continued)
Series 2012-2A, Class A, 3.28%, 12/26/2033 (a)(b)	$3,021,111	$3,023,381
SLM Private Education Loan Trust
Series 2011-B, Class A2, 3.74%, 2/15/2029 (a)	1,148,830	1,149,515
Series 2010-A, Class 2A, 5.72%, 5/16/2044 (a)(b)	4,636,289	4,677,635
SLM Student Loan Trust, Series 2005-7, Class A4, 2.73%, 10/25/2029 (b)	645,671	640,785
SMB Private Education Loan Trust
Series 2015-C, Class A3, 4.42%, 8/16/2032 (a)(b)	3,220,000	3,331,050
Series 2017-A, Class B, 3.50%, 6/17/2041 (a)	1,000,000	964,434

		30,527,566

Total Asset-Backed Securities (cost $116,651,500)		117,124,475

Collateralized Mortgage Obligations 1.9%
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M1, 3.33%, 8/25/2031 (a)(b)	1,340,891	1,345,439
Series 2019-R03, Class 1M1, 3.23%, 9/25/2031 (a)(b)	3,050,000	3,053,786
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1B, 2.63%, 4/19/2047 (b)	1,440,863	1,301,179
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.93%, 10/25/2029 (b)	1,990,000	2,154,968
Series 2017-DNA3, Class M2, 4.98%, 3/25/2030 (b)	1,200,000	1,236,951
FNMA
Series 2014-C02, Class 1M2, 5.08%, 5/25/2024 (b)	2,215,000	2,322,488
Series 2014-C02, Class 2M2, 5.08%, 5/25/2024 (b)	1,581,981	1,650,931
Series 2014-C03, Class 1M2, 5.48%, 7/25/2024 (b)	1,362,418	1,455,912
Series 2016-C02, Class 1M2, 8.48%, 9/25/2028 (b)	1,696,930	1,928,866
Series 2016-C04, Class 1M2, 6.73%, 1/25/2029 (b)	1,680,000	1,848,668
Series 2017-C03, Class 1M1, 3.43%, 10/25/2029 (b)	2,990,184	2,994,676
Series , Class , 3.50%, 5/1/2049	1,800,000	1,815,711
GSMSC Resecuritization Trust, Series 2015-7R, Class A, 2.65%, 9/26/2037 (a)(b)	3,300,340	3,245,197
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 2.74%, 4/25/2035 (b)	3,015,359	2,966,842
New Residential Mortgage Loan Trust
Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(b)	6,082,259	6,229,824

6

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

New Residential Mortgage Loan Trust (continued)
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	$6,332,215	$6,509,674
Seasoned Credit Risk Transfer Trust, Series 2017-1, Class M1, 4.00%, 1/25/2056 (a)(b)	3,230,000	3,188,569
WaMu Mortgage Pass-Through Trust, Series 2004-AR9, Class A7, 4.18%, 8/25/2034 (b)	3,725,100	3,807,136

Total Collateralized Mortgage Obligations (cost $48,838,443)		49,056,817

Commercial Mortgage-Backed Securities 1.7%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 3.32%, 9/15/2034 (a)(b)	2,500,000	2,498,259
BANK
Series 2017-BNK8, Class A4, 3.49%, 11/15/2050	1,200,000	1,226,922
Series 2017-BNK9, Class A4, 3.54%, 11/15/2054	1,406,400	1,441,039
Series 2017-BNK5, Class A5, 3.39%, 6/15/2060	2,000,000	2,031,154
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 3.32%, 8/15/2036 (a)(b)	2,610,000	2,606,735
BX Trust, Series 2018-MCSF, Class A, 3.05%, 4/15/2035 (a)(b)	2,660,000	2,621,411
CHT Mortgage Trust, Series 2017-CSMO, Class A, 3.40%, 11/15/2036 (a)(b)	2,070,000	2,070,000
Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class A, 3.39%, 12/15/2036 (a)(b)	2,350,000	2,353,164
Cloverleaf Cold Storage Trust, Series 2019-CHL2, Class A, 3.55%, 3/15/2036 (a)(b)	1,980,000	1,987,316
Cold Storage Trust, Series 2017-ICE3, Class A, 3.47%, 4/15/2036 (a)(b)	2,380,000	2,386,454
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class A, 3.72%, 1/15/2034 (a)(b)	3,700,000	3,710,360
Great Wolf Trust, Series 2017-WOLF, Class A, 3.32%, 9/15/2034 (a)(b)	3,650,000	3,646,530
GS Mortgage Securities Trust
Series 2015-GS1, Class A3, 3.73%, 11/10/2048	2,000,000	2,069,569
Series 2017-GS8, Class A4, 3.47%, 11/10/2050	1,250,000	1,269,573
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 3.32%, 5/8/2030 (a)(b)	2,000,000	1,998,738
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A5, 3.49%, 7/15/2050	2,000,000	2,039,661

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Capital I Trust, Series 2018-H4, Class XA, IO, 1.04%, 12/15/2051 (b)	$21,468,476	$1,416,125
Morgan Stanley Capital I, Inc., Series 2019-BPR, Class A, 0.00%, 5/15/2036 (a)(b)	1,780,000	1,791,499
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 3.42%, 6/15/2033 (a)(b)	2,400,000	2,399,246
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.21%, 5/15/2051	2,000,000	2,143,792

Total Commercial Mortgage-Backed Securities (cost $43,043,845)		43,707,547

Common Stocks 63.4%

	Shares

Aerospace & Defense 1.5%
AAR Corp. (d)	1,705	57,578
Aerojet Rocketdyne Holdings, Inc.* (d)	4,396	148,849
Aerovironment, Inc.* (d)	1,085	74,388
Arconic, Inc. (d)	23,656	508,131
Astronics Corp.* (d)	1,181	39,375
Axon Enterprise, Inc.* (d)	3,231	205,168
Boeing Co. (The) (d)	29,313	11,071,227
BWX Technologies, Inc. (d)	5,450	278,495
Cubic Corp. (d)	1,604	91,075
Curtiss-Wright Corp. (d)	2,441	278,128
Ducommun, Inc.* (d)	485	19,681
General Dynamics Corp. (d)	13,740	2,455,613
Harris Corp. (d)	6,363	1,072,165
HEICO Corp. (d)	7,444	705,935
Hexcel Corp. (d)	4,692	331,771
Huntington Ingalls Industries, Inc. (d)	2,326	517,721
KeyW Holding Corp. (The)* (d)	3,059	34,689
Kratos Defense & Security Solutions, Inc.* (d)	4,552	72,286
L3 Technologies, Inc. (d)	4,266	932,462
Lockheed Martin Corp. (d)	13,453	4,484,288
Maxar Technologies, Inc. (d)(e)	3,153	15,544
Mercury Systems, Inc.* (d)	2,554	186,493
Moog, Inc., Class A (d)	1,645	154,038
National Presto Industries, Inc. (d)	227	24,175
Northrop Grumman Corp. (d)	8,599	2,492,936
Raytheon Co. (d)	15,650	2,779,284
Spirit AeroSystems Holdings, Inc., Class A (d)	5,690	494,461
Teledyne Technologies, Inc.* (d)	2,163	537,527
Textron, Inc. (d)	13,356	707,868
TransDigm Group, Inc.* (d)	2,515	1,213,538
Triumph Group, Inc. (d)	2,740	65,020
United Technologies Corp. (d)	44,416	6,334,166
Vectrus, Inc.* (d)	510	20,681
Wesco Aircraft Holdings, Inc.* (d)	3,185	26,881

		38,431,637

7

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.* (d)	3,072	$72,284
Atlas Air Worldwide Holdings, Inc.* (d)	1,250	60,363
CH Robinson Worldwide, Inc. (d)	7,422	601,182
Echo Global Logistics, Inc.* (d)	1,622	37,209
Expeditors International of Washington, Inc. (d)	9,370	744,165
FedEx Corp. (d)	13,324	2,524,365
Forward Air Corp. (d)	1,780	112,710
Hub Group, Inc., Class A* (d)	1,716	71,334
Radiant Logistics, Inc.* (d)	1,791	11,713
United Parcel Service, Inc., Class B (d)	37,883	4,023,932
XPO Logistics, Inc.* (d)	6,902	469,888

		8,729,145

Airlines 0.3%
Alaska Air Group, Inc. (d)	6,568	406,559
Allegiant Travel Co. (d)	663	97,381
American Airlines Group, Inc. (d)	22,714	776,365
Copa Holdings SA, Class A (d)	1,807	150,451
Delta Air Lines, Inc. (d)	34,799	2,028,434
Hawaiian Holdings, Inc. (d)	2,547	71,851
JetBlue Airways Corp.* (d)	16,867	312,883
Mesa Air Group, Inc.* (d)	528	4,826
SkyWest, Inc. (d)	2,652	163,337
Southwest Airlines Co. (d)	27,689	1,501,574
Spirit Airlines, Inc.* (d)	3,831	208,330
United Continental Holdings, Inc.* (d)	13,684	1,215,960

		6,937,951

Auto Components 0.2%
Adient plc (d)	4,836	111,712
American Axle & Manufacturing Holdings, Inc.* (d)	5,715	84,296
Aptiv plc (d)	14,257	1,221,825
BorgWarner, Inc. (d)	11,733	490,087
Cooper Tire & Rubber Co. (d)	2,605	77,785
Cooper-Standard Holdings, Inc.* (d)	915	46,363
Dana, Inc. (d)	7,567	147,556
Dorman Products, Inc.* (d)	1,658	145,357
Fox Factory Holding Corp.* (d)	1,847	143,327
Garrett Motion, Inc.* (d)	3,991	75,031
Gentex Corp. (d)	14,485	333,590
Gentherm, Inc.* (d)	2,266	95,988
Goodyear Tire & Rubber Co. (The) (d)	12,973	249,211
LCI Industries (d)	1,278	112,272
Lear Corp. (d)	3,449	493,207
Modine Manufacturing Co.* (d)	3,457	51,129
Motorcar Parts of America, Inc.* (d)(e)	857	17,706
Shiloh Industries, Inc.* (d)	687	3,930
Standard Motor Products, Inc. (d)	1,115	55,717
Stoneridge, Inc.* (d)	1,535	48,245
Superior Industries International, Inc. (d)	1,123	5,559

Common Stocks (continued)

	Shares	Value

Auto Components (continued)
Tenneco, Inc., Class A (d)	2,651	$58,110
Tower International, Inc. (d)	909	21,216
Visteon Corp.* (d)	1,508	99,558

		4,188,777

Automobiles 0.3%
Ford Motor Co. (d)	213,934	2,235,610
General Motors Co. (d)	72,245	2,813,943
Harley-Davidson, Inc. (d)	8,414	313,253
Tesla, Inc.* (d)(e)	7,481	1,785,640
Thor Industries, Inc. (d)	2,856	188,125
Winnebago Industries, Inc. (d)	1,661	58,749

		7,395,320

Banks 3.7%
1st Constitution Bancorp (d)	345	6,479
1st Source Corp. (d)	1,376	64,438
ACNB Corp. (d)	312	11,815
Allegiance Bancshares, Inc.* (d)	1,054	36,437
Amalgamated Bank, Class A (d)	536	9,085
American National Bankshares, Inc.	970	36,685
Ameris Bancorp (d)	2,508	91,442
Ames National Corp. (d)	395	11,159
Arrow Financial Corp. (d)	563	18,945
Associated Banc-Corp. (d)	8,560	194,226
Atlantic Capital Bancshares, Inc.* (d)	1,135	19,794
Auburn National Bancorporation, Inc. (d)	108	3,863
Banc of California, Inc. (d)	2,476	35,927
BancFirst Corp. (d)	1,189	67,060
Bancorp, Inc. (The)* (d)	2,304	23,524
BancorpSouth Bank (d)	4,949	150,846
Bank of America Corp. (d)	493,273	15,084,288
Bank of Commerce Holdings (d)	716	7,747
Bank of Hawaii Corp. (d)	2,096	172,668
Bank of Marin Bancorp (d)	625	26,469
Bank of NT Butterfield & Son Ltd. (The) (d)	2,848	113,977
Bank of Princeton (The) (d)	264	7,946
Bank OZK (d)	6,840	223,326
BankFinancial Corp. (d)	582	8,736
BankUnited, Inc. (d)	5,528	202,214
Bankwell Financial Group, Inc. (d)	283	8,629
Banner Corp. (d)	1,644	87,165
Bar Harbor Bankshares (d)	705	18,527
Baycom Corp.* (d)	469	10,810
BB&T Corp. (d)	42,338	2,167,706
BCB Bancorp, Inc. (d)	622	8,223
Berkshire Hills Bancorp, Inc. (d)	2,184	65,498
BOK Financial Corp. (d)	1,703	148,399
Boston Private Financial Holdings, Inc. (d)	3,828	43,831
Bridge Bancorp, Inc. (d)	1,323	41,000
Brookline Bancorp, Inc. (d)	4,429	66,656
Bryn Mawr Bank Corp. (d)	1,442	54,926
Business First Bancshares, Inc. (d)	489	12,445
Byline Bancorp, Inc.* (d)	748	14,975
C&F Financial Corp. (d)	152	7,372

8

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Cadence Bancorp (d)	6,093	$138,616
Cambridge Bancorp (d)	172	14,422
Camden National Corp. (d)	1,091	47,982
Capital Bancorp, Inc.* (d)	295	3,354
Capital City Bank Group, Inc. (d)	535	12,273
Capstar Financial Holdings, Inc. (d)	375	5,809
Carolina Financial Corp. (d)	1,184	42,731
Cathay General Bancorp (d)	4,513	166,033
CB Financial Services, Inc. (d)	214	5,080
CBTX, Inc. (d)	822	26,057
CenterState Bank Corp. (d)	7,109	175,450
Central Pacific Financial Corp. (d)	1,300	39,013
Central Valley Community Bancorp (d)	528	10,803
Century Bancorp, Inc., Class A (d)	131	12,009
Chemical Financial Corp. (d)	4,150	182,309
Chemung Financial Corp. (d)	153	7,249
CIT Group, Inc. (d)	5,585	297,513
Citigroup, Inc. (d)	129,913	9,184,849
Citizens & Northern Corp. (d)	540	15,309
Citizens Financial Group, Inc. (d)	25,689	929,942
City Holding Co. (d)	871	69,140
Civista Bancshares, Inc. (d)	647	14,234
CNB Financial Corp. (d)	1,302	37,081
Coastal Financial Corp.* (d)	328	5,232
Codorus Valley Bancorp, Inc. (d)	418	8,845
Columbia Banking System, Inc. (d)	3,799	142,614
Comerica, Inc. (d)	8,805	691,985
Commerce Bancshares, Inc. (d)	5,152	311,335
Community Bank System, Inc. (d)	2,579	171,400
Community Bankers Trust Corp. (d)	975	7,683
Community Financial Corp. (The) (d)	222	6,798
Community Trust Bancorp, Inc. (d)	902	38,109
ConnectOne Bancorp, Inc. (d)	1,746	38,115
County Bancorp, Inc. (d)	234	4,196
Cullen/Frost Bankers, Inc. (d)	2,910	295,918
Customers Bancorp, Inc.* (d)	1,328	30,079
CVB Financial Corp. (d)	6,533	141,766
Eagle Bancorp, Inc.* (d)	1,650	91,179
East West Bancorp, Inc. (d)	7,994	411,531
Enterprise Bancorp, Inc. (d)	449	14,247
Enterprise Financial Services Corp. (d)	1,231	52,367
Equity Bancshares, Inc., Class A* (d)	615	16,150
Esquire Financial Holdings, Inc.* (d)	275	6,913
Evans Bancorp, Inc. (d)	212	7,789
Farmers & Merchants Bancorp, Inc. (d)	554	17,584
Farmers National Banc Corp. (d)	1,168	16,808
FB Financial Corp. (d)	745	27,371
Fidelity D&D Bancorp, Inc. (d)	128	7,680
Fidelity Southern Corp. (d)	1,252	36,446
Fifth Third Bancorp (d)	41,809	1,204,935
Financial Institutions, Inc. (d)	1,307	35,942
First Bancorp (d)	1,570	59,519
First Bancorp, Inc. (d)	473	12,681

Common Stocks (continued)

	Shares	Value

Banks (continued)
First Bancorp/PR (d)	11,039	$124,741
First Bancshares, Inc. (The) (d)	1,115	34,431
First Bank (d)	748	8,535
First Busey Corp. (d)	3,011	77,804
First Business Financial Services, Inc. (d)	379	8,728
First Choice Bancorp (d)	415	8,823
First Citizens BancShares, Inc., Class A (d)	398	178,403
First Commonwealth Financial Corp. (d)	4,502	61,272
First Community Bankshares, Inc. (d)	720	25,027
First Community Corp. (d)	330	6,201
First Financial Bancorp (d)	5,037	126,429
First Financial Bankshares, Inc. (d)	3,341	205,538
First Financial Corp. (d)	957	39,400
First Financial Northwest, Inc. (d)	378	6,324
First Foundation, Inc. (d)	1,751	24,882
First Guaranty Bancshares, Inc. (d)	219	4,698
First Hawaiian, Inc. (d)	7,154	197,808
First Horizon National Corp. (d)	17,547	264,784
First Internet Bancorp (d)	449	9,829
First Interstate BancSystem, Inc., Class A (d)	2,053	86,760
First Merchants Corp. (d)	3,347	122,734
First Mid Bancshares, Inc. (d)	581	20,039
First Midwest Bancorp, Inc. (d)	5,502	118,128
First Northwest Bancorp (d)	425	6,919
First of Long Island Corp. (The) (d)	1,131	26,318
First Republic Bank (d)	8,855	935,265
First Savings Financial Group, Inc. (d)	83	4,822
First United Corp. (d)	321	6,073
Flushing Financial Corp. (d)	1,992	45,019
FNB Corp. (d)	18,255	221,433
Franklin Financial Network, Inc. (d)	596	16,479
Fulton Financial Corp. (d)	8,795	151,714
FVCBankcorp, Inc.* (d)	90	1,476
German American Bancorp, Inc. (d)	1,675	49,999
Glacier Bancorp, Inc. (d)	4,374	186,289
Great Southern Bancorp, Inc. (d)	832	48,214
Great Western Bancorp, Inc. (d)	2,632	92,567
Guaranty Bancshares, Inc. (d)	349	9,796
Hancock Whitney Corp. (d)	4,836	211,527
Hanmi Financial Corp. (d)	1,392	33,018
HarborOne Bancorp, Inc.* (d)	666	12,468
Heartland Financial USA, Inc. (d)	1,994	89,531
Heritage Commerce Corp. (d)	3,180	39,814
Heritage Financial Corp. (d)	2,028	61,388
Hilltop Holdings, Inc. (d)	3,843	80,818
Home BancShares, Inc. (d)	9,074	174,130
HomeTrust Bancshares, Inc. (d)	777	19,705
Hope Bancorp, Inc. (d)	6,129	86,174
Horizon Bancorp, Inc. (d)	2,704	43,994
Howard Bancorp, Inc.* (d)	589	8,853
Huntington Bancshares, Inc. (d)	56,657	788,665
IBERIABANK Corp. (d)	2,875	228,562
Independent Bank Corp. (d)	2,688	157,721

9

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Independent Bank Group, Inc. (d)	2,073	$118,161
International Bancshares Corp. (d)	3,235	134,155
Investar Holding Corp. (d)	406	9,452
Investors Bancorp, Inc. (d)	12,346	145,065
JPMorgan Chase & Co. (d)	181,431	21,055,068
KeyCorp (d)	55,482	973,709
Lakeland Bancorp, Inc. (d)	3,635	60,196
Lakeland Financial Corp. (d)	1,846	88,147
LCNB Corp. (d)	412	7,004
LegacyTexas Financial Group, Inc. (d)	2,543	101,923
Level One Bancorp, Inc. (d)	241	5,970
Live Oak Bancshares, Inc. (d)	1,170	20,440
M&T Bank Corp. (d)	7,508	1,276,886
Macatawa Bank Corp. (d)	1,193	12,312
Malvern Bancorp, Inc.* (d)	346	7,332
Mercantile Bank Corp. (d)	1,249	42,216
Metropolitan Bank Holding Corp.* (d)	301	12,013
Mid Penn Bancorp, Inc. (d)	223	5,437
Middlefield Banc Corp. (d)	139	5,636
Midland States Bancorp, Inc. (d)	1,663	44,602
MidSouth Bancorp, Inc. (d)	687	8,155
MidWestOne Financial Group, Inc. (d)	516	14,541
MutualFirst Financial, Inc. (d)	268	8,011
MVB Financial Corp. (d)	393	6,520
National Bank Holdings Corp., Class A (d)	1,540	58,890
National Bankshares, Inc. (d)	311	13,152
NBT Bancorp, Inc. (d)	2,166	82,351
Nicolet Bankshares, Inc.* (d)	360	21,978
Northeast Bancorp (d)	351	7,694
Northrim Bancorp, Inc. (d)	311	11,037
Norwood Financial Corp. (d)	263	8,463
Oak Valley Bancorp (d)	326	6,249
OFG Bancorp (d)	2,385	48,129
Ohio Valley Banc Corp. (d)	186	6,990
Old Line Bancshares, Inc. (d)	1,347	33,675
Old National Bancorp (d)	8,001	136,657
Old Second Bancorp, Inc. (d)	2,564	33,973
Opus Bank (d)	900	19,683
Origin Bancorp, Inc. (d)	992	34,561
Orrstown Financial Services, Inc. (d)	340	7,052
Pacific City Financial Corp. (d)	543	9,948
Pacific Mercantile Bancorp* (d)	713	5,583
Pacific Premier Bancorp, Inc. (d)	3,075	89,390
PacWest Bancorp (d)	6,835	270,324
Park National Corp. (d)	840	82,051
Parke Bancorp, Inc. (d)	317	7,253
Peapack Gladstone Financial Corp. (d)	1,490	43,106
Penns Woods Bancorp, Inc. (d)	212	9,256
Peoples Bancorp of North Carolina, Inc. (d)	209	5,846
Peoples Bancorp, Inc. (d)	1,334	43,595
Peoples Financial Services Corp. (d)	316	13,746
People’s United Financial, Inc. (d)	19,913	344,296

Common Stocks (continued)

	Shares	Value

Banks (continued)
People’s Utah Bancorp (d)	709	$20,171
Pinnacle Financial Partners, Inc. (d)	4,195	243,604
PNC Financial Services Group, Inc. (The) (d)	24,953	3,416,814
Popular, Inc. (d)	5,380	310,480
Preferred Bank (d)	792	38,958
Premier Financial Bancorp, Inc. (d)	547	9,069
Prosperity Bancshares, Inc. (d)	3,440	253,322
QCR Holdings, Inc. (d)	1,085	37,118
RBB Bancorp (d)	639	12,371
Regions Financial Corp. (d)	56,693	880,442
Reliant Bancorp, Inc. (d)	463	10,603
Renasant Corp. (d)	3,198	115,959
Republic Bancorp, Inc., Class A (d)	439	20,747
Republic First Bancorp, Inc.* (d)	2,015	10,317
S&T Bancorp, Inc. (d)	1,871	74,990
Sandy Spring Bancorp, Inc. (d)	1,864	65,035
SB One Bancorp (d)	327	7,766
Seacoast Banking Corp. of Florida* (d)	2,633	74,672
Select Bancorp, Inc.* (d)	710	8,719
ServisFirst Bancshares, Inc. (d)	3,008	102,092
Shore Bancshares, Inc.	1,675	26,515
Sierra Bancorp	1,329	35,165
Signature Bank (d)	2,850	376,400
Simmons First National Corp., Class A (d)	4,773	121,186
SmartFinancial, Inc.* (d)	520	10,811
South State Corp. (d)	2,102	159,037
Southern First Bancshares, Inc.*	806	29,669
Southern National Bancorp of Virginia, Inc. (d)	896	13,368
Southside Bancshares, Inc. (d)	1,766	62,040
Spirit of Texas Bancshares, Inc.* (d)	464	10,426
Sterling Bancorp (d)	11,112	238,019
Stock Yards Bancorp, Inc. (d)	1,121	38,506
Summit Financial Group, Inc. (d)	516	13,442
SunTrust Banks, Inc. (d)	24,503	1,604,456
SVB Financial Group* (d)	2,894	728,478
Synovus Financial Corp. (d)	8,848	326,137
TCF Financial Corp. (d)	8,269	182,993
Texas Capital Bancshares, Inc.* (d)	2,924	189,271
Tompkins Financial Corp. (d)	809	65,262
Towne Bank (d)	4,269	111,336
TriCo Bancshares (d)	1,616	64,495
TriState Capital Holdings, Inc.* (d)	1,912	44,473
Triumph Bancorp, Inc.* (d)	1,329	41,212
Trustmark Corp. (d)	3,352	120,538
UMB Financial Corp. (d)	2,353	164,381
Umpqua Holdings Corp. (d)	11,358	197,175
Union Bankshares Corp. (d)	4,472	163,228
Union Bankshares, Inc. (d)	179	7,072
United Bankshares, Inc. (d)	5,123	201,027
United Community Banks, Inc. (d)	3,601	101,116
United Security Bancshares (d)	602	6,321
Unity Bancorp, Inc. (d)	354	7,646
Univest Financial Corp. (d)	2,079	52,432
US Bancorp (d)	82,930	4,421,828
Valley National Bancorp (d)	16,508	173,004

10

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Veritex Holdings, Inc. (d)	2,427	$64,340
Washington Trust Bancorp, Inc. (d)	743	38,495
Webster Financial Corp. (d)	4,715	250,508
Wells Fargo & Co. (d)	226,078	10,944,436
WesBanco, Inc. (d)	3,181	128,258
West Bancorporation, Inc. (d)	739	15,497
Westamerica Bancorp (d)	1,389	89,202
Western Alliance Bancorp* (d)	5,476	261,643
Wintrust Financial Corp. (d)	2,883	219,685
Zions Bancorp NA (d)	10,155	500,946

		94,288,405

Beverages 1.0%
Boston Beer Co., Inc. (The), Class A* (d)	420	130,204
Brown-Forman Corp., Class A (d)	18,023	957,815
Castle Brands, Inc.* (d)	4,236	2,709
Celsius Holdings, Inc.* (d)	1,048	4,339
Coca-Cola Co. (The) (d)	209,141	10,260,458
Coca-Cola Consolidated, Inc. (d)	246	79,957
Constellation Brands, Inc., Class A (d)	8,474	1,793,692
Craft Brew Alliance, Inc.*	1,664	23,479
Keurig Dr Pepper, Inc. (d)	9,927	288,578
MGP Ingredients, Inc. (d)(e)	729	64,057
Molson Coors Brewing Co., Class B (d)	9,502	609,933
Monster Beverage Corp.* (d)	21,936	1,307,386
National Beverage Corp. (d)	625	35,000
PepsiCo, Inc. (d)	77,303	9,898,649
Primo Water Corp.* (d)	1,533	24,145

		25,480,401

Biotechnology 1.7%
AbbVie, Inc. (d)	82,959	6,586,115
Abeona Therapeutics, Inc.* (d)	1,430	11,011
ACADIA Pharmaceuticals, Inc.* (d)	6,348	152,669
Acceleron Pharma, Inc.* (d)	2,599	105,857
Achillion Pharmaceuticals, Inc.* (d)	6,157	18,225
Acorda Therapeutics, Inc.* (d)	2,447	25,571
Adamas Pharmaceuticals, Inc.* (d)	1,013	6,402
ADMA Biologics, Inc.* (d)	887	4,107
Aduro Biotech, Inc.* (d)	2,944	12,041
Adverum Biotechnologies, Inc.* (d)	2,468	15,919
Aeglea BioTherapeutics, Inc.* (d)	874	5,987
Agenus, Inc.* (d)	4,233	10,879
AgeX Therapeutics, Inc.* (d)	418	1,906
Agios Pharmaceuticals, Inc.* (d)	3,012	168,431
Aimmune Therapeutics, Inc.* (d)(e)	2,300	46,322
Akcea Therapeutics, Inc.* (d)	617	15,480
Akebia Therapeutics, Inc.* (d)	4,619	27,899
Albireo Pharma, Inc.* (d)	415	14,284
Alder Biopharmaceuticals, Inc.* (d)	3,132	42,564
Aldeyra Therapeutics, Inc.* (d)	1,551	12,827
Alector, Inc.* (d)	254	5,044
Alexion Pharmaceuticals, Inc.* (d)	11,734	1,597,349
Alkermes plc* (d)	8,313	252,050
Allakos, Inc.* (d)(e)	651	25,526
Allena Pharmaceuticals, Inc.* (d)	524	3,233

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Allogene Therapeutics, Inc.* (d)(e)	1,220	$36,539
Alnylam Pharmaceuticals, Inc.* (d)	5,057	451,792
AMAG Pharmaceuticals, Inc.* (d)	1,903	21,237
Amgen, Inc. (d)	34,383	6,165,560
Amicus Therapeutics, Inc.* (d)	9,892	131,959
AnaptysBio, Inc.* (d)	1,069	77,738
Anika Therapeutics, Inc.* (d)	636	20,257
Apellis Pharmaceuticals, Inc.* (d)	2,063	40,868
Aptinyx, Inc.* (d)	639	2,460
Arbutus Biopharma Corp.* (d)	1,627	4,377
Arcus Biosciences, Inc.* (d)	1,433	13,929
Ardelyx, Inc.* (d)	2,012	6,841
Arena Pharmaceuticals, Inc.* (d)	2,916	133,407
ArQule, Inc.* (d)	4,929	29,426
Array BioPharma, Inc.* (d)	11,535	260,806
Arrowhead Pharmaceuticals, Inc.* (d)	5,192	93,352
Assembly Biosciences, Inc.* (d)	1,201	18,952
Atara Biotherapeutics, Inc.* (d)	2,131	71,602
Athenex, Inc.* (d)(e)	3,326	32,861
Athersys, Inc.* (d)(e)	5,329	8,260
Audentes Therapeutics, Inc.* (d)	2,002	75,656
AVEO Pharmaceuticals, Inc.* (d)	5,014	4,627
Avid Bioservices, Inc.* (d)	2,323	11,127
Avrobio, Inc.* (d)	585	11,004
Bellicum Pharmaceuticals, Inc.* (d)	1,830	5,581
BioCryst Pharmaceuticals, Inc.* (d)	5,755	42,760
Biogen, Inc.* (d)	10,748	2,463,871
Biohaven Pharmaceutical Holding Co. Ltd.* (d)	1,623	97,136
BioMarin Pharmaceutical, Inc.* (d)	9,539	815,871
BioSpecifics Technologies Corp.* (d)	264	17,688
BioTime, Inc.* (d)	5,138	6,371
Bluebird Bio, Inc.* (d)	2,981	422,795
Blueprint Medicines Corp.* (d)	2,501	189,101
Calithera Biosciences, Inc.* (d)	1,506	9,277
Calyxt, Inc.* (d)	273	4,354
Cara Therapeutics, Inc.* (d)	1,480	28,238
CareDx, Inc.* (d)	1,834	49,903
CASI Pharmaceuticals, Inc.* (d)	2,276	7,420
Catalyst Biosciences, Inc.* (d)	553	4,822
Catalyst Pharmaceuticals, Inc.* (d)	4,413	25,331
Celcuity, Inc.* (d)	266	5,985
Celgene Corp.* (d)	38,644	3,658,041
Cellular Biomedicine Group, Inc.* (d)	539	9,314
ChemoCentryx, Inc.* (d)	1,026	13,615
Chimerix, Inc.* (d)	2,148	5,800
Clovis Oncology, Inc.* (d)	2,483	45,364
Cohbar, Inc. Reg. S* (d)	1,120	2,744
Coherus Biosciences, Inc.* (d)	3,029	48,222
Concert Pharmaceuticals, Inc.* (d)	975	10,023
Constellation Pharmaceuticals, Inc.* (d)	723	9,507
Corbus Pharmaceuticals Holdings, Inc.* (d)(e)	3,298	23,548
Corvus Pharmaceuticals, Inc.* (d)	635	2,686
Crinetics Pharmaceuticals, Inc.* (d)	386	10,017
CTI BioPharma Corp.* (d)	2,344	2,297

11

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Cue Biopharma, Inc.* (d)	826	$7,013
Cyclerion Therapeutics, Inc.* (d)	851	12,961
Cytokinetics, Inc.* (d)	2,093	18,460
CytomX Therapeutics, Inc.* (d)	2,375	22,586
Deciphera Pharmaceuticals, Inc.* (d)	404	9,292
Denali Therapeutics, Inc.* (d)	2,422	59,266
Dicerna Pharmaceuticals, Inc.* (d)	2,915	37,778
Dynavax Technologies Corp.* (d)	3,487	23,188
Eagle Pharmaceuticals, Inc.* (d)	622	31,977
Editas Medicine, Inc.* (d)	2,421	59,920
Eidos Therapeutics, Inc.* (d)	746	19,553
Emergent BioSolutions, Inc.* (d)	2,328	120,311
Enanta Pharmaceuticals, Inc.* (d)	857	74,722
Epizyme, Inc.* (d)	3,421	42,455
Equillium, Inc.* (d)	239	1,491
Esperion Therapeutics, Inc.* (d)	1,177	50,729
Evelo Biosciences, Inc.* (d)	633	5,308
Exact Sciences Corp.* (d)	7,110	701,686
Exelixis, Inc.* (d)	15,983	314,226
Fate Therapeutics, Inc.* (d)	3,141	52,769
Fennec Pharmaceuticals, Inc.* (d)	561	2,496
FibroGen, Inc.* (d)	4,188	195,705
Five Prime Therapeutics, Inc.* (d)	1,531	16,963
Flexion Therapeutics, Inc.* (d)(e)	1,956	20,734
Fortress Biotech, Inc.* (d)	1,642	2,611
Forty Seven, Inc.* (d)	634	12,040
G1 Therapeutics, Inc.* (d)	1,259	26,943
Genomic Health, Inc.* (d)	1,089	70,055
Geron Corp.* (d)(e)	7,782	14,163
Gilead Sciences, Inc. (d)	70,223	4,567,304
Global Blood Therapeutics, Inc.* (d)	3,040	168,416
GlycoMimetics, Inc.* (d)	1,568	19,083
Gossamer Bio, Inc.* (d)	585	9,922
Gritstone Oncology, Inc.* (d)	319	3,353
GTx, Inc.* (d)	230	251
Halozyme Therapeutics, Inc.* (d)	7,707	124,314
Harpoon Therapeutics, Inc.* (d)	111	1,303
Heron Therapeutics, Inc.* (d)	3,543	76,812
Homology Medicines, Inc.* (d)	779	16,764
Hookipa Pharma, Inc.*	209	2,930
Idera Pharmaceuticals, Inc.* (d)	863	2,598
Immunic, Inc.* (d)	36	499
ImmunoGen, Inc.* (d)	7,794	18,628
Immunomedics, Inc.* (d)(e)	8,474	135,753
Incyte Corp.* (d)	9,422	723,610
Inovio Pharmaceuticals, Inc.* (d)(e)	3,951	14,856
Insmed, Inc.* (d)	3,977	121,060
Insys Therapeutics, Inc.* (d)	1,223	5,259
Intellia Therapeutics, Inc.* (d)	1,928	29,653
Intercept Pharmaceuticals, Inc.* (d)	1,334	114,964
Intrexon Corp.* (d)(e)	4,123	17,853
Invitae Corp.* (d)	3,805	89,874
Ionis Pharmaceuticals, Inc.* (d)	7,573	562,901
Iovance Biotherapeutics, Inc.* (d)	5,565	63,441
Ironwood Pharmaceuticals, Inc.* (d)	8,479	100,815
Jounce Therapeutics, Inc.* (d)	717	4,073

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Kadmon Holdings, Inc.* (d)	4,555	$10,704
Karyopharm Therapeutics, Inc.* (d)	2,800	13,076
Kezar Life Sciences, Inc.* (d)	574	10,831
Kindred Biosciences, Inc.* (d)	1,637	14,553
Kiniksa Pharmaceuticals Ltd., Class A* (d)	754	11,257
Kodiak Sciences, Inc.* (d)	430	3,191
Kura Oncology, Inc.* (d)	1,294	19,591
La Jolla Pharmaceutical Co.* (d)	980	7,889
Lexicon Pharmaceuticals, Inc.* (d)(e)	1,952	11,322
Ligand Pharmaceuticals, Inc.* (d)	1,207	151,901
LogicBio Therapeutics, Inc.* (d)	363	4,940
MacroGenics, Inc.* (d)	1,825	30,605
Madrigal Pharmaceuticals, Inc.* (d)	378	40,098
Magenta Therapeutics, Inc.* (d)	656	9,453
MannKind Corp.* (d)(e)	7,400	11,396
MediciNova, Inc.* (d)(e)	2,449	27,429
MeiraGTx Holdings plc* (d)	557	10,878
Mersana Therapeutics, Inc.* (d)	580	2,854
Minerva Neurosciences, Inc.* (d)	1,399	10,311
Miragen Therapeutics, Inc.* (d)	1,188	3,481
Mirati Therapeutics, Inc.* (d)	1,145	68,116
Moderna, Inc.* (d)(e)	1,212	31,548
Molecular Templates, Inc.* (d)	559	4,109
Momenta Pharmaceuticals, Inc.* (d)	5,045	70,579
Mustang Bio, Inc.* (d)(e)	738	3,063
Myriad Genetics, Inc.* (d)	4,231	133,192
NantKwest, Inc.* (d)	1,317	1,475
Natera, Inc.* (d)	1,530	29,238
Neon Therapeutics, Inc.* (d)	679	4,183
Neurocrine Biosciences, Inc.* (d)	4,947	357,371
NewLink Genetics Corp.* (d)	1,328	2,271
Novavax, Inc.* (d)	20,468	10,875
Nymox Pharmaceutical Corp.* (d)(e)	1,486	2,719
OPKO Health, Inc.* (d)(e)	16,569	39,600
Organovo Holdings, Inc.* (d)	5,537	5,537
Ovid therapeutics, Inc.* (d)	591	1,206
Palatin Technologies, Inc.* (d)(e)	9,264	11,487
PDL BioPharma, Inc.* (d)	10,988	35,931
Pfenex, Inc.* (d)	1,300	7,527
Pieris Pharmaceuticals, Inc.* (d)	2,394	7,158
PolarityTE, Inc.* (d)	466	4,213
Portola Pharmaceuticals, Inc.* (d)	3,392	119,738
Precision BioSciences, Inc.*	755	9,815
Principia Biopharma, Inc.* (d)	263	7,866
Progenics Pharmaceuticals, Inc.* (d)	7,371	37,887
Proteostasis Therapeutics, Inc.* (d)	1,573	1,730
Prothena Corp. plc* (d)	2,359	24,534
PTC Therapeutics, Inc.* (d)	3,256	121,839
Puma Biotechnology, Inc.* (d)	1,435	46,092
Ra Pharmaceuticals, Inc.* (d)	859	19,070
Radius Health, Inc.* (d)	2,258	49,721
Recro Pharma, Inc.* (d)	827	7,220
Regeneron Pharmaceuticals, Inc.* (d)	4,388	1,505,698

12

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
REGENXBIO, Inc.* (d)	1,648	$83,059
Repligen Corp.* (d)	2,022	136,242
Replimune Group, Inc.* (d)	522	8,754
Retrophin, Inc.* (d)	2,211	42,186
Rhythm Pharmaceuticals, Inc.* (d)	689	17,418
Rigel Pharmaceuticals, Inc.* (d)	7,705	17,182
Rocket Pharmaceuticals, Inc.* (d)	1,093	20,286
Rubius Therapeutics, Inc.* (d)	1,570	27,459
Sage Therapeutics, Inc.* (d)	2,650	445,809
Sangamo Therapeutics, Inc.* (d)	5,276	61,676
Sarepta Therapeutics, Inc.* (d)	3,637	425,311
Savara, Inc.* (d)	1,297	13,852
Scholar Rock Holding Corp.* (d)	697	14,832
Seattle Genetics, Inc.* (d)	5,605	379,907
Selecta Biosciences, Inc.* (d)	1,548	3,328
Seres Therapeutics, Inc.* (d)	949	6,206
Solid Biosciences, Inc.* (d)	560	5,085
Sorrento Therapeutics, Inc.* (d)(e)	5,263	19,210
Spark Therapeutics, Inc.* (d)	1,648	175,825
Spectrum Pharmaceuticals, Inc.* (d)	5,239	49,089
Spero Therapeutics, Inc.* (d)	363	4,058
Spring Bank Pharmaceuticals, Inc.* (d)	645	4,779
Stemline Therapeutics, Inc.* (d)	1,755	26,325
Surface Oncology, Inc.* (d)	520	2,434
Sutro Biopharma, Inc.* (d)	293	2,923
Syndax Pharmaceuticals, Inc.* (d)	684	4,891
Synlogic, Inc.* (d)	701	6,015
Synthorx, Inc.* (d)	335	5,125
Syros Pharmaceuticals, Inc.* (d)	1,152	8,329
T2 Biosystems, Inc.* (d)(e)	1,428	3,670
TG Therapeutics, Inc.* (d)	2,827	22,475
Tocagen, Inc.* (d)	937	9,258
Translate Bio, Inc.* (d)	1,344	13,037
Turning Point Therapeutics, Inc.*	233	8,108
Twist Bioscience Corp.* (d)	240	5,678
Tyme Technologies, Inc.* (d)(e)	4,866	7,348
Ultragenyx Pharmaceutical, Inc.* (d)	2,905	191,730
United Therapeutics Corp.* (d)	2,376	243,706
UNITY Biotechnology, Inc.* (d)	1,156	9,514
Unum Therapeutics, Inc.* (d)	888	2,877
Vanda Pharmaceuticals, Inc.* (d)	2,630	42,843
Veracyte, Inc.* (d)	1,287	29,434
Verastem, Inc.* (d)	3,160	6,731
Vericel Corp.* (d)	2,404	40,844
Vertex Pharmaceuticals, Inc.* (d)	13,881	2,345,611
Viking Therapeutics, Inc.* (d)(e)	2,798	21,908
Voyager Therapeutics, Inc.* (d)	1,400	29,540
X4 Pharmaceuticals, Inc.* (d)	38	775
Xencor, Inc.* (d)	2,400	73,704
XOMA Corp.* (d)	288	3,416
Y-mAbs Therapeutics, Inc.* (d)	315	7,251
Zafgen, Inc.* (d)	1,393	3,566
ZIOPHARM Oncology, Inc.* (d)(e)	5,983	26,445

		42,309,139

Common Stocks (continued)

	Shares	Value

Building Products 0.3%
AAON, Inc. (d)	2,112	$106,044
Advanced Drainage Systems, Inc. (d)	1,934	54,249
Allegion plc (d)	5,134	509,447
American Woodmark Corp.* (d)	751	67,537
AO Smith Corp. (d)	7,812	410,677
Apogee Enterprises, Inc. (d)	1,437	57,911
Armstrong Flooring, Inc.* (d)	968	14,026
Armstrong World Industries, Inc. (d)	2,235	193,707
Builders FirstSource, Inc.* (d)	7,145	98,458
Caesarstone Ltd. (d)	1,048	15,856
Continental Building Products, Inc.* (d)	1,971	50,556
CSW Industrials, Inc.* (d)	817	48,979
Fortune Brands Home & Security, Inc. (d)	7,867	415,220
Gibraltar Industries, Inc.* (d)	1,662	65,932
Griffon Corp. (d)	2,928	57,447
Insteel Industries, Inc. (d)	836	17,506
JELD-WEN Holding, Inc.* (d)	3,562	70,350
Johnson Controls International plc (d)	49,584	1,859,400
Lennox International, Inc. (d)	1,980	537,471
Masco Corp. (d)	16,043	626,640
Masonite International Corp.* (d)	1,381	71,108
NCI Building Systems, Inc.* (d)	2,678	15,318
Owens Corning (d)	5,959	305,518
Patrick Industries, Inc.* (d)	1,279	63,784
PGT Innovations, Inc.* (d)	3,002	44,009
Quanex Building Products Corp. (d)	1,524	25,481
Resideo Technologies, Inc.* (d)	6,374	144,690
Simpson Manufacturing Co., Inc. (d)	2,113	134,556
Trex Co., Inc.* (d)	3,282	227,344
Universal Forest Products, Inc. (d)	3,099	114,508

		6,423,729

Capital Markets 1.6%
Affiliated Managers Group, Inc. (d)	2,934	325,439
Ameriprise Financial, Inc. (d)	7,446	1,092,849
Artisan Partners Asset Management, Inc., Class A (d)	2,557	72,465
Ashford, Inc.* (d)	30	1,662
Associated Capital Group, Inc., Class A (d)	106	4,379
B. Riley Financial, Inc. (d)	946	17,151
Bank of New York Mellon Corp. (The) (d)	48,528	2,409,900
BGC Partners, Inc., Class A (d)	14,349	77,485
BlackRock, Inc. (d)	6,626	3,215,200
Blucora, Inc.* (d)	2,454	85,890
BrightSphere Investment Group plc (d)	4,361	63,932
Cboe Global Markets, Inc. (d)	6,112	621,040
Charles Schwab Corp. (The) (d)	65,830	3,013,697
CME Group, Inc. (d)	19,458	3,481,036
Cohen & Steers, Inc. (d)	1,209	60,631
Cowen, Inc.* (d)	1,268	21,239

13

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Diamond Hill Investment Group, Inc. (d)	150	$21,672
Donnelley Financial Solutions, Inc.* (d)	1,923	29,441
E*TRADE Financial Corp. (d)	13,620	689,989
Eaton Vance Corp. (d)	6,320	262,722
Evercore, Inc., Class A (d)	2,076	202,265
FactSet Research Systems, Inc. (d)	2,248	620,156
Federated Investors, Inc., Class B (d)	4,978	152,974
Focus Financial Partners, Inc., Class A* (d)	1,429	53,588
Franklin Resources, Inc. (d)	16,462	569,421
GAIN Capital Holdings, Inc. (d)	1,233	6,498
GAMCO Investors, Inc., Class A (d)	218	4,726
Goldman Sachs Group, Inc. (The) (d)	19,042	3,921,129
Greenhill & Co., Inc. (d)	1,034	21,414
Hamilton Lane, Inc., Class A (d)	941	45,977
Houlihan Lokey, Inc. (d)	2,148	105,939
Interactive Brokers Group, Inc., Class A (d)	4,115	223,198
Intercontinental Exchange, Inc. (d)	30,675	2,495,411
INTL. FCStone, Inc.* (d)	710	28,798
Invesco Ltd. (d)	22,131	486,218
Ladenburg Thalmann Financial Services, Inc. (d)	4,635	17,010
Lazard Ltd., Class A (d)	5,261	204,548
Legg Mason, Inc. (d)	5,081	169,959
LPL Financial Holdings, Inc. (d)	4,647	344,296
MarketAxess Holdings, Inc. (d)	2,210	615,109
Moelis & Co., Class A (d)	2,282	93,448
Moody’s Corp. (d)	9,109	1,791,012
Morgan Stanley (d)	66,425	3,205,006
Morningstar, Inc. (d)	934	133,982
MSCI, Inc. (d)	4,231	953,583
Nasdaq, Inc. (d)	6,300	580,860
Northern Trust Corp. (d)	11,058	1,089,766
Oppenheimer Holdings, Inc., Class A (d)	442	11,603
Piper Jaffray Cos. (d)	776	62,546
PJT Partners, Inc., Class A (d)	1,079	46,526
Pzena Investment Management, Inc., Class A (d)	792	7,880
Raymond James Financial, Inc. (d)	6,968	638,060
S&P Global, Inc. (d)	13,539	2,987,516
Safeguard Scientifics, Inc.* (d)	881	10,079
SEI Investments Co. (d)	7,211	392,639
Siebert Financial Corp.* (d)	340	3,560
Silvercrest Asset Management Group, Inc., Class A (d)	381	5,540
State Street Corp. (d)	20,556	1,390,819
Stifel Financial Corp. (d)	3,950	235,697
T. Rowe Price Group, Inc. (d)	12,683	1,363,423
TD Ameritrade Holding Corp. (d)	15,270	802,897
Tradeweb Markets, Inc., Class A*	271	10,908
Value Line, Inc. (d)	50	1,158
Virtu Financial, Inc., Class A (d)	2,142	52,650
Virtus Investment Partners, Inc. (d)	388	47,573

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Waddell & Reed Financial, Inc., Class A (d)(e)	3,916	$73,347
Westwood Holdings Group, Inc. (d)	381	11,921
WisdomTree Investments, Inc. (d)	6,427	46,274

		41,906,726

Chemicals 1.3%
Advanced Emissions Solutions, Inc. (d)(e)	844	9,537
AdvanSix, Inc.* (d)	1,643	49,668
AgroFresh Solutions, Inc.* (d)	1,438	4,587
Air Products & Chemicals, Inc. (d)	11,907	2,450,342
Albemarle Corp. (d)	5,766	432,796
American Vanguard Corp. (d)	2,255	35,494
Amyris, Inc.* (d)(e)	1,522	6,819
Ashland Global Holdings, Inc. (d)	3,410	274,607
Axalta Coating Systems Ltd.* (d)	11,450	308,921
Balchem Corp. (d)	1,645	166,984
Cabot Corp. (d)	3,413	154,882
Celanese Corp. (d)	6,965	751,454
CF Industries Holdings, Inc. (d)	12,620	565,124
Chase Corp. (d)	398	37,281
Chemours Co. (The) (d)	9,436	339,790
Dow, Inc.* (d)	41,245	2,339,829
DowDuPont, Inc. (d)	123,819	4,760,841
Eastman Chemical Co. (d)	7,672	605,167
Ecolab, Inc. (d)	13,861	2,551,533
Element Solutions, Inc.* (d)	11,566	125,607
Ferro Corp.* (d)	4,302	76,877
Flotek Industries, Inc.* (d)	2,555	9,121
FMC Corp. (d)	7,323	578,956
FutureFuel Corp. (d)	1,528	22,446
GCP Applied Technologies, Inc.* (d)	3,757	108,164
Hawkins, Inc. (d)	445	16,425
HB Fuller Co. (d)	2,979	145,882
Huntsman Corp. (d)	12,235	272,106
Ingevity Corp.* (d)	2,315	266,248
Innophos Holdings, Inc. (d)	1,435	46,193
Innospec, Inc. (d)	1,470	124,685
International Flavors & Fragrances, Inc. (d)	5,488	756,192
Intrepid Potash, Inc.* (d)	4,355	16,201
Koppers Holdings, Inc.* (d)	915	24,467
Kraton Corp.* (d)	1,491	48,935
Kronos Worldwide, Inc. (d)	1,040	14,144
Linde plc (d)	30,144	5,433,757
Livent Corp.* (d)	7,571	81,615
LSB Industries, Inc.* (d)	987	5,774
LyondellBasell Industries NV, Class A (d)	16,773	1,479,882
Marrone Bio Innovations, Inc.* (d)	2,496	4,019
Minerals Technologies, Inc. (d)	2,161	135,646
Mosaic Co. (The) (d)	19,164	500,372
NewMarket Corp. (d)	387	162,377
Olin Corp. (d)	9,248	200,589
OMNOVA Solutions, Inc.* (d)	2,017	14,926
PolyOne Corp. (d)	4,696	129,797
PPG Industries, Inc. (d)	13,147	1,544,772

14

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PQ Group Holdings, Inc.* (d)	2,745	$43,398
Quaker Chemical Corp. (d)	753	168,536
Rayonier Advanced Materials, Inc. (d)	2,801	41,567
RPM International, Inc. (d)	7,020	425,763
Scotts Miracle-Gro Co. (The) (d)	2,093	177,947
Sensient Technologies Corp. (d)	2,172	152,301
Sherwin-Williams Co. (The) (d)	4,536	2,063,109
Stepan Co. (d)	1,035	95,779
Trecora Resources* (d)	950	8,882
Tredegar Corp. (d)	1,184	21,336
Trinseo SA (d)	2,556	114,892
Tronox Holdings plc, Class A (d)	5,126	72,482
Valhi, Inc. (d)	1,167	2,929
Valvoline, Inc. (d)	9,725	179,912
Westlake Chemical Corp. (d)	1,862	129,874
WR Grace & Co. (d)	3,610	272,844

		32,163,382

Commercial Services & Supplies 0.4%
ABM Industries, Inc. (d)	3,474	131,908
ACCO Brands Corp. (d)	5,659	51,723
ADT, Inc. (d)	5,867	38,663
Advanced Disposal Services, Inc.* (d)	4,368	141,261
Brady Corp., Class A (d)	2,835	138,320
BrightView Holdings, Inc.* (d)	1,378	22,103
Brink’s Co. (The) (d)	2,781	222,285
Casella Waste Systems, Inc., Class A* (d)	2,212	82,552
CECO Environmental Corp.* (d)	1,400	10,864
Charah Solutions, Inc.* (d)	396	2,788
Cimpress NV* (d)	1,125	101,700
Cintas Corp. (d)	4,679	1,015,998
Clean Harbors, Inc.* (d)	2,875	218,500
CompX International, Inc. (d)	75	1,168
Copart, Inc.* (d)	10,971	738,568
Covanta Holding Corp. (d)	6,154	111,203
Deluxe Corp. (d)	2,807	125,529
Ennis, Inc. (d)	1,170	23,611
Healthcare Services Group, Inc. (d)	4,480	151,648
Heritage-Crystal Clean, Inc.* (d)	677	19,450
Herman Miller, Inc. (d)	3,530	137,035
HNI Corp. (d)	2,270	83,332
Interface, Inc. (d)	3,167	50,799
KAR Auction Services, Inc. (d)	7,356	415,467
Kimball International, Inc., Class B (d)	1,643	25,729
Knoll, Inc. (d)	2,603	56,849
LSC Communications, Inc. (d)	1,500	10,485
Matthews International Corp., Class A (d)	1,661	66,540
McGrath RentCorp (d)	1,240	76,880
Mobile Mini, Inc. (d)	2,307	83,098
MSA Safety, Inc. (d)	1,753	192,672
Multi-Color Corp. (d)	636	31,736
NL Industries, Inc.* (d)	383	1,360
PICO Holdings, Inc.* (d)	897	10,253
Pitney Bowes, Inc. (d)	9,744	69,280

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
Quad/Graphics, Inc. (d)	1,427	$17,424
Republic Services, Inc. (d)	11,830	979,761
Rollins, Inc. (d)	7,570	292,732
RR Donnelley & Sons Co. (d)	3,231	14,927
SP Plus Corp.* (d)	1,347	46,498
Steelcase, Inc., Class A (d)	4,424	76,491
Stericycle, Inc.* (d)	4,622	269,878
Team, Inc.* (d)(e)	1,355	22,899
Tetra Tech, Inc. (d)	3,132	202,703
UniFirst Corp. (d)	911	144,056
US Ecology, Inc. (d)	1,164	71,016
Viad Corp. (d)	1,073	65,786
VSE Corp. (d)	391	11,953
Waste Management, Inc. (d)	23,453	2,517,445

		9,394,926

Communications Equipment 0.8%
Acacia Communications, Inc.* (d)	1,414	81,842
ADTRAN, Inc. (d)	2,196	37,639
Aerohive Networks, Inc.* (d)	1,525	5,154
Applied Optoelectronics, Inc.* (d)	875	10,955
Arista Networks, Inc.* (d)	3,091	965,288
CalAmp Corp.* (d)	2,826	41,288
Calix, Inc.* (d)	2,057	14,090
Casa Systems, Inc.* (d)	1,197	11,479
Ciena Corp.* (d)	7,861	301,548
Cisco Systems, Inc. (d)	248,473	13,902,064
Clearfield, Inc.* (d)	513	7,562
CommScope Holding Co., Inc.* (d)	10,557	261,602
Comtech Telecommunications Corp. (d)	1,294	30,448
DASAN Zhone Solutions, Inc.* (d)	269	3,083
Digi International, Inc.* (d)	1,255	16,152
EchoStar Corp., Class A* (d)	2,509	99,984
Extreme Networks, Inc.* (d)	6,437	51,496
F5 Networks, Inc.* (d)	3,250	509,925
Finisar Corp.* (d)	6,711	161,802
Harmonic, Inc.* (d)	5,057	28,623
Infinera Corp.* (d)	8,262	35,857
InterDigital, Inc. (d)	2,037	133,199
Juniper Networks, Inc. (d)	18,693	519,105
KVH Industries, Inc.* (d)	757	7,419
Lumentum Holdings, Inc.* (d)	4,186	259,406
Motorola Solutions, Inc. (d)	8,736	1,265,934
NETGEAR, Inc.* (d)	1,623	50,362
NetScout Systems, Inc.* (d)	3,882	114,131
Plantronics, Inc. (d)	1,723	88,700
Quantenna Communications, Inc.* (d)	2,351	57,247
Ribbon Communications, Inc.* (d)	2,475	13,266
Ubiquiti Networks, Inc. (d)	1,118	190,563
ViaSat, Inc.* (d)	3,062	278,091
Viavi Solutions, Inc.* (d)	11,729	155,996

		19,711,300

Construction & Engineering 0.1%
AECOM* (d)	8,666	293,777
Aegion Corp.* (d)	2,442	48,620
Ameresco, Inc., Class A* (d)	868	13,072

15

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering (continued)
Arcosa, Inc. (d)	2,509	$78,105
Argan, Inc. (d)	813	38,878
Comfort Systems USA, Inc. (d)	1,883	101,870
Dycom Industries, Inc.* (d)	1,553	77,013
EMCOR Group, Inc. (d)	3,138	264,031
Fluor Corp. (d)	7,693	305,643
Granite Construction, Inc. (d)	2,626	117,881
Great Lakes Dredge & Dock Corp.* (d)	3,392	34,700
HC2 Holdings, Inc.* (d)(e)	1,952	4,177
IES Holdings, Inc.* (d)	381	6,671
Infrastructure and Energy Alternatives, Inc.* (d)	781	3,546
Jacobs Engineering Group, Inc. (d)	6,864	534,980
KBR, Inc. (d)	7,214	160,295
MasTec, Inc.* (d)	3,587	181,682
MYR Group, Inc.* (d)	927	33,511
Northwest Pipe Co.* (d)	439	10,523
NV5 Global, Inc.* (d)	429	27,173
Orion Group Holdings, Inc.* (d)	1,291	3,344
Primoris Services Corp. (d)	2,213	48,509
Quanta Services, Inc. (d)	8,057	327,114
Sterling Construction Co., Inc.* (d)	1,226	16,625
Tutor Perini Corp.* (d)	1,710	34,149
Valmont Industries, Inc. (d)	1,257	169,494
WillScot Corp.* (d)	1,770	23,842

		2,959,225

Construction Materials 0.1%
Eagle Materials, Inc. (d)	2,557	232,457
Forterra, Inc.* (d)	855	3,967
Martin Marietta Materials, Inc. (d)	3,444	764,223
Summit Materials, Inc., Class A* (d)	5,886	103,123
United States Lime & Minerals, Inc. (d)	91	7,364
US Concrete, Inc.* (d)(e)	900	42,417
Vulcan Materials Co. (d)	7,192	906,983

		2,060,534

Consumer Finance 0.5%
Ally Financial, Inc. (d)	22,386	665,088
American Express Co. (d)	38,228	4,481,468
Capital One Financial Corp. (d)	25,507	2,367,815
Credit Acceptance Corp.* (d)	714	354,301
Curo Group Holdings Corp.* (d)	532	7,086
Discover Financial Services (d)	18,001	1,466,901
Elevate Credit, Inc.* (d)	937	4,198
Encore Capital Group, Inc.* (d)(e)	1,417	40,044
Enova International, Inc.* (d)	1,849	50,718
EZCORP, Inc., Class A* (d)	2,329	25,316
FirstCash, Inc. (d)	2,203	215,189
Green Dot Corp., Class A* (d)	2,728	173,965
LendingClub Corp.* (d)	17,044	54,200
Navient Corp. (d)	12,768	172,496
Nelnet, Inc., Class A (d)	987	57,295
OneMain Holdings, Inc. (d)	3,973	134,963
PRA Group, Inc.* (d)	2,348	66,026
Regional Management Corp.*	1,066	26,405

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Santander Consumer USA Holdings, Inc. (d)	5,982	$127,716
SLM Corp. (d)	22,791	231,557
Synchrony Financial (d)	39,309	1,362,843
World Acceptance Corp.* (d)	333	43,287

		12,128,877

Containers & Packaging 0.3%
AptarGroup, Inc. (d)	3,377	375,657
Ardagh Group SA (d)	848	11,770
Avery Dennison Corp. (d)	4,701	520,166
Ball Corp. (d)	17,916	1,073,885
Bemis Co., Inc. (d)	4,936	283,425
Berry Global Group, Inc.* (d)	7,120	418,656
Crown Holdings, Inc.* (d)	7,058	410,282
Graphic Packaging Holding Co. (d)	16,788	233,017
Greif, Inc., Class A (d)	1,942	82,262
International Paper Co. (d)	22,410	1,049,012
Myers Industries, Inc. (d)	1,976	35,351
Owens-Illinois, Inc. (d)	9,493	187,582
Packaging Corp. of America (d)	5,125	508,195
Sealed Air Corp. (d)	8,535	397,902
Silgan Holdings, Inc. (d)	3,967	118,772
Sonoco Products Co. (d)	5,037	317,633
UFP Technologies, Inc.* (d)	304	11,066
Westrock Co. (d)	13,804	529,797

		6,564,430

Distributors 0.1%
Core-Mark Holding Co., Inc. (d)	2,347	85,313
Funko, Inc., Class A* (d)	508	10,074
Genuine Parts Co. (d)	7,825	802,375
LKQ Corp.* (d)	17,568	528,797
Pool Corp. (d)	2,157	396,327
Weyco Group, Inc. (d)	280	9,607

		1,832,493

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.* (d)	2,954	145,691
American Public Education, Inc.* (d)	730	23,360
Bright Horizons Family Solutions, Inc.* (d)	3,166	405,723
Career Education Corp.* (d)	3,639	66,048
Carriage Services, Inc. (d)	808	14,180
Chegg, Inc.* (d)	5,975	213,009
frontdoor, Inc.* (d)	4,797	169,046
Graham Holdings Co., Class B (d)	210	156,120
Grand Canyon Education, Inc.* (d)	2,582	299,228
H&R Block, Inc. (d)	11,211	305,051
Houghton Mifflin Harcourt Co.* (d)	5,474	39,030
K12, Inc.* (d)	2,011	60,571
Laureate Education, Inc., Class A* (d)	4,812	75,741
Regis Corp.* (d)	1,758	32,910
Service Corp. International (d)	9,508	395,628
ServiceMaster Global Holdings, Inc.* (d)	7,436	364,587

16

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services (continued)
Sotheby’s* (d)	1,769	$74,617
Strategic Education, Inc. (d)	1,186	170,013
Weight Watchers International, Inc.* (d)	1,975	40,330

		3,050,883

Diversified Financial Services 1.0%
AXA Equitable Holdings, Inc. (d)	13,025	295,537
Banco Latinoamericano de Comercio Exterior SA, Class E (d)	1,406	30,412
Berkshire Hathaway, Inc., Class B* (d)	105,926	22,955,223
Cannae Holdings, Inc.* (d)	3,604	92,515
FGL Holdings (d)	7,938	67,711
Jefferies Financial Group, Inc. (d)	15,119	310,998
Marlin Business Services Corp. (d)	398	8,672
On Deck Capital, Inc.* (d)	3,304	18,040
Voya Financial, Inc. (d)	8,386	460,308

		24,239,416

Diversified Telecommunication Services 1.0%
AT&T, Inc. (d)	396,365	12,271,460
ATN International, Inc. (d)	568	34,676
CenturyLink, Inc. (d)	52,182	595,918
Cincinnati Bell, Inc.* (d)	2,107	18,752
Cogent Communications Holdings, Inc. (d)	2,207	121,893
Consolidated Communications Holdings, Inc. (d)	3,792	19,567
Frontier Communications Corp.* (d)(e)	4,721	13,455
Intelsat SA* (d)	2,845	57,583
Iridium Communications, Inc.* (d)	5,537	152,046
Ooma, Inc.* (d)	869	11,723
ORBCOMM, Inc.* (d)	3,342	24,196
pdvWireless, Inc.* (d)	431	17,154
Verizon Communications, Inc. (d)	225,796	12,913,273
Vonage Holdings Corp.* (d)	11,400	110,808
Zayo Group Holdings, Inc.* (d)	12,419	388,591

		26,751,095

Electric Utilities 1.1%
ALLETE, Inc. (d)	2,631	214,295
Alliant Energy Corp. (d)	12,778	603,505
American Electric Power Co., Inc. (d)	26,645	2,279,480
Avangrid, Inc. (d)	2,879	147,434
Duke Energy Corp. (d)	38,793	3,534,818
Edison International (d)	17,288	1,102,456
El Paso Electric Co. (d)	2,398	146,542
Entergy Corp. (d)	9,789	948,554
Evergy, Inc. (d)	14,229	822,721
Eversource Energy (d)	17,192	1,231,979
Exelon Corp. (d)	52,885	2,694,491
FirstEnergy Corp. (d)	26,528	1,114,972
Hawaiian Electric Industries, Inc. (d)	6,053	251,078
IDACORP, Inc. (d)	2,773	274,582

Common Stocks (continued)

	Shares	Value

Electric Utilities (continued)
MGE Energy, Inc. (d)	2,071	$140,393
NextEra Energy, Inc. (d)	25,975	5,050,579
OGE Energy Corp. (d)	11,019	466,544
Otter Tail Corp. (d)	2,490	127,737
PG&E Corp.* (d)	28,168	634,343
Pinnacle West Capital Corp. (d)	6,017	573,240
PNM Resources, Inc. (d)	4,462	207,215
Portland General Electric Co. (d)	4,970	259,981
PPL Corp. (d)	39,218	1,223,994
Southern Co. (The) (d)	56,134	2,987,451
Spark Energy, Inc., Class A (d)	527	4,985
Xcel Energy, Inc. (d)	27,430	1,549,795

		28,593,164

Electrical Equipment 0.4%
Acuity Brands, Inc. (d)	2,184	319,585
Allied Motion Technologies, Inc. (d)	321	11,752
AMETEK, Inc. (d)	12,441	1,096,923
Atkore International Group, Inc.* (d)	2,101	52,021
AZZ, Inc. (d)	1,350	64,112
Babcock & Wilcox Enterprises, Inc.* (d)	1,416	494
Eaton Corp. plc (d)	23,842	1,974,594
Emerson Electric Co. (d)	33,321	2,365,458
Encore Wire Corp. (d)	1,077	63,855
Energous Corp.* (d)	1,098	5,567
EnerSys (d)	2,449	169,446
Enphase Energy, Inc.* (d)(e)	4,792	48,112
FuelCell Energy, Inc.* (d)	4,641	1,216
Generac Holdings, Inc.* (d)	3,091	169,974
GrafTech International Ltd. (d)	3,254	37,258
Hubbell, Inc. (d)	2,993	381,907
nVent Electric plc (d)	8,902	248,811
Plug Power, Inc.* (d)	9,676	24,093
Powell Industries, Inc. (d)	410	11,993
Preformed Line Products Co. (d)	140	7,895
Regal Beloit Corp. (d)	2,426	206,404
Rockwell Automation, Inc. (d)	6,544	1,182,566
Sensata Technologies Holding plc* (d)	8,886	443,767
Sunrun, Inc.* (d)	4,909	74,666
Thermon Group Holdings, Inc.* (d)	1,803	46,499
TPI Composites, Inc.* (d)	676	20,922
Vicor Corp.* (d)	938	35,184
Vivint Solar, Inc.* (d)	1,827	9,884

		9,074,958

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A (d)	16,269	1,619,742
Anixter International, Inc.* (d)	1,510	94,934
Arlo Technologies, Inc.* (d)	3,760	14,927
Arrow Electronics, Inc.* (d)	4,729	399,648
Avnet, Inc. (d)	5,938	288,646
AVX Corp. (d)	2,571	41,933
Badger Meter, Inc. (d)	1,764	97,867
Bel Fuse, Inc., Class B (d)	451	10,689
Belden, Inc. (d)	2,382	132,320

17

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Benchmark Electronics, Inc. (d)	2,324	$62,818
CDW Corp. (d)	7,829	826,742
Cognex Corp. (d)	8,976	452,660
Coherent, Inc.* (d)	1,414	209,286
Control4 Corp.* (d)	1,520	26,463
Corning, Inc. (d)	43,179	1,375,251
CTS Corp. (d)	1,748	52,353
Daktronics, Inc. (d)	1,648	12,492
Dolby Laboratories, Inc., Class A (d)	3,446	222,922
ePlus, Inc.* (d)	715	67,417
Fabrinet* (d)	1,843	111,538
FARO Technologies, Inc.* (d)	938	52,762
Fitbit, Inc., Class A* (d)	11,326	59,801
FLIR Systems, Inc. (d)	7,358	389,533
II-VI, Inc.* (d)	3,215	128,086
Insight Enterprises, Inc.* (d)	1,808	102,297
IPG Photonics Corp.* (d)	1,961	342,646
Iteris, Inc.* (d)	1,179	5,117
Itron, Inc.* (d)	1,773	95,139
Jabil, Inc. (d)	7,858	237,390
KEMET Corp. (d)	2,966	53,002
Keysight Technologies, Inc.* (d)	9,875	859,421
Kimball Electronics, Inc.* (d)	1,160	17,551
Knowles Corp.* (d)	4,554	85,980
Littelfuse, Inc. (d)	1,325	266,391
Maxwell Technologies, Inc.* (d)(e)	1,871	8,214
Mesa Laboratories, Inc. (d)	186	44,024
Methode Electronics, Inc. (d)	1,938	57,190
MTS Systems Corp. (d)	971	53,386
Napco Security Technologies, Inc.* (d)	534	13,233
National Instruments Corp. (d)	6,015	283,306
nLight, Inc.* (d)	1,041	27,201
Novanta, Inc.* (d)	1,872	162,901
OSI Systems, Inc.* (d)	870	78,413
PAR Technology Corp.* (d)	523	12,400
Park Electrochemical Corp. (d)	882	14,509
PC Connection, Inc. (d)	522	19,398
Plexus Corp.* (d)	1,848	111,213
Rogers Corp.* (d)	948	158,809
Sanmina Corp.* (d)	3,508	118,991
ScanSource, Inc.* (d)	1,334	50,225
SYNNEX Corp. (d)	2,308	248,987
Tech Data Corp.* (d)	2,054	218,977
Trimble, Inc.* (d)	13,699	559,193
TTM Technologies, Inc.* (d)	4,975	65,869
Vishay Intertechnology, Inc. (d)	6,804	134,787
Vishay Precision Group, Inc.* (d)	469	17,761
Zebra Technologies Corp., Class A* (d)	3,093	653,056

		11,927,807

Energy Equipment & Services 0.3%
Apergy Corp.* (d)	4,399	174,596
Archrock, Inc. (d)	8,303	83,943
Baker Hughes a GE Co. (d)	27,812	668,044
Basic Energy Services, Inc.* (d)	880	2,218
Bristow Group, Inc.* (d)	1,524	770

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
C&J Energy Services, Inc.* (d)	3,390	$47,629
Cactus, Inc., Class A* (d)	1,966	71,366
CARBO Ceramics, Inc.* (d)	944	2,568
Covia Holdings Corp.* (d)	1,429	6,873
Dawson Geophysical Co.* (d)	953	2,668
Diamond Offshore Drilling, Inc.* (d)	3,587	34,830
DMC Global, Inc. (d)	655	45,391
Dril-Quip, Inc.* (d)	1,906	83,025
Era Group, Inc.* (d)	917	8,840
Exterran Corp.* (d)	1,480	21,046
Forum Energy Technologies, Inc.* (d)	3,713	22,204
Frank’s International NV* (d)	3,334	19,471
FTS International, Inc.* (d)	1,483	15,349
Halliburton Co. (d)	47,821	1,354,769
Helix Energy Solutions Group, Inc.* (d)	7,461	58,345
Helmerich & Payne, Inc. (d)	5,838	341,640
Independence Contract Drilling, Inc.* (d)	2,222	6,288
ION Geophysical Corp.* (d)	487	6,229
Keane Group, Inc.* (d)	2,352	24,672
Key Energy Services, Inc.* (d)	470	1,965
KLX Energy Services Holdings, Inc.* (d)	915	25,666
Liberty Oilfield Services, Inc., Class A (d)(e)	2,463	36,723
Mammoth Energy Services, Inc. (d)	572	8,917
Matrix Service Co.* (d)	1,209	23,708
McDermott International, Inc.* (d)	9,042	73,150
Nabors Industries Ltd. (d)	18,385	64,347
National Oilwell Varco, Inc. (d)	21,136	552,495
Natural Gas Services Group, Inc.* (d)	573	9,208
NCS Multistage Holdings, Inc.* (d)	449	1,783
Newpark Resources, Inc.* (d)	4,833	35,281
Nine Energy Service, Inc.* (d)	922	18,560
Noble Corp. plc* (d)	13,271	34,903
Nuverra Environmental Solutions, Inc.* (d)	78	682
Oceaneering International, Inc.* (d)	5,109	98,093
Oil States International, Inc.* (d)	3,165	61,148
Patterson-UTI Energy, Inc. (d)	12,349	167,823
Pioneer Energy Services Corp.* (d)	3,444	5,993
Profire Energy, Inc.* (d)	1,094	1,729
ProPetro Holding Corp.* (d)	3,697	81,815
Quintana Energy Services, Inc.* (d)	286	1,361
RigNet, Inc.* (d)	644	6,047
RPC, Inc. (d)	2,615	26,908
Schlumberger Ltd. (d)	75,919	3,240,223
SEACOR Holdings, Inc.* (d)	949	42,268
SEACOR Marine Holdings, Inc.* (d)	765	10,389
Select Energy Services, Inc., Class A* (d)	2,110	24,307
Smart Sand, Inc.* (d)	1,015	3,989
Solaris Oilfield Infrastructure, Inc., Class A (d)	1,654	28,101
Superior Energy Services, Inc.* (d)	6,967	25,012
TETRA Technologies, Inc.* (d)	5,588	13,299
Tidewater, Inc.* (d)	2,062	46,395

18

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Transocean Ltd.* (d)	28,688	$225,488
Unit Corp.* (d)	2,771	37,575
US Silica Holdings, Inc. (d)	4,195	66,365
Weatherford International plc* (d)	49,043	27,135

		8,231,625

Entertainment 1.1%
Activision Blizzard, Inc. (d)	41,401	1,995,942
AMC Entertainment Holdings, Inc., Class A (d)(e)	2,846	43,145
Cinemark Holdings, Inc. (d)	5,865	246,623
Electronic Arts, Inc.* (d)	16,269	1,539,861
Eros International plc* (d)	2,208	19,165
Glu Mobile, Inc.* (d)	6,025	65,914
IMAX Corp.* (d)	2,813	68,581
Liberty Media Corp.-Liberty Braves, Class C* (d)	1,900	53,485
Liberty Media Corp.-Liberty Formula One, Class A* (d)	1,146	43,273
Liberty Media Corp-Liberty Braves, Class A* (d)	456	12,932
Liberty Media Corp-Liberty Formula One, Class C* (d)	11,022	427,764
Lions Gate Entertainment Corp., Class A (d)(e)	7,741	107,964
Live Nation Entertainment, Inc.* (d)	7,222	471,886
LiveXLive Media, Inc.* (d)	1,351	6,714
Madison Square Garden Co. (The), Class A* (d)	1,014	316,814
Marcus Corp. (The) (d)	1,082	40,705
Netflix, Inc.* (d)	22,774	8,438,678
Reading International, Inc., Class A* (d)	775	11,827
Rosetta Stone, Inc.* (d)	912	23,001
Take-Two Interactive Software, Inc.* (d)	6,134	593,955
Viacom, Inc., Class A (d)	19,893	577,747
Walt Disney Co. (The) (d)	95,523	13,083,785
World Wrestling Entertainment, Inc., Class A (d)	2,360	197,886
Zynga, Inc., Class A* (d)	42,320	239,531

		28,627,178

Equity Real Estate Investment Trusts (REITs) 2.4%
Acadia Realty Trust (d)	4,796	135,439
Agree Realty Corp. (d)	1,949	127,601
Alexander & Baldwin, Inc. (d)	3,617	85,434
Alexander’s, Inc. (d)	123	46,694
Alexandria Real Estate Equities, Inc. (d)	5,762	820,451
American Assets Trust, Inc. (d)	2,400	110,856
American Campus Communities, Inc. (d)	7,418	350,130
American Homes 4 Rent, Class A (d)	13,328	319,605
American Tower Corp. (d)	24,010	4,689,153
Americold Realty Trust (d)	7,976	255,312

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apartment Investment & Management Co., Class A (d)	7,862	$388,068
Apple Hospitality REIT, Inc. (d)	12,100	199,045
Armada Hoffler Properties, Inc. (d)	2,717	43,880
Ashford Hospitality Trust, Inc. (d)	3,995	22,012
AvalonBay Communities, Inc. (d)	7,453	1,497,531
Bluerock Residential Growth REIT, Inc. (d)	1,097	12,297
Boston Properties, Inc. (d)	8,388	1,154,357
Braemar Hotels & Resorts, Inc. (d)	1,339	18,612
Brandywine Realty Trust (d)	10,192	156,855
Brixmor Property Group, Inc. (d)	16,546	295,842
Brookfield Property REIT, Inc., Class A (d)	6,702	139,603
BRT Apartments Corp. (d)	447	6,271
Camden Property Trust (d)	4,850	488,153
CareTrust REIT, Inc. (d)	4,304	104,372
CatchMark Timber Trust, Inc., Class A (d)	2,245	22,450
CBL & Associates Properties, Inc. (d)	7,774	7,852
Cedar Realty Trust, Inc. (d)	4,060	12,464
Chatham Lodging Trust (d)	2,549	50,190
Chesapeake Lodging Trust (d)	3,735	106,448
City Office REIT, Inc. (d)	1,774	20,578
Clipper Realty, Inc. (d)	687	8,965
Colony Capital, Inc. (d)	28,028	144,064
Columbia Property Trust, Inc. (d)	7,015	159,311
Community Healthcare Trust, Inc. (d)	1,288	46,986
CoreCivic, Inc. (d)	6,061	126,129
CorEnergy Infrastructure Trust, Inc. (d)	546	20,633
CorePoint Lodging, Inc. (d)	1,887	23,588
CoreSite Realty Corp. (d)	1,874	205,034
Corporate Office Properties Trust (d)	5,377	149,911
Cousins Properties, Inc. (d)	21,740	208,052
Crown Castle International Corp. (d)	22,687	2,853,571
CubeSmart (d)	9,494	302,954
CyrusOne, Inc. (d)	5,459	304,012
DiamondRock Hospitality Co. (d)	12,358	134,208
Digital Realty Trust, Inc. (d)	11,201	1,318,470
Douglas Emmett, Inc. (d)	8,287	341,342
Duke Realty Corp. (d)	19,438	604,911
Easterly Government Properties, Inc. (d)	4,207	75,726
EastGroup Properties, Inc. (d)	1,787	204,308
Empire State Realty Trust, Inc., Class A (d)	8,492	131,286
EPR Properties (d)	4,055	319,777
Equinix, Inc. (d)	4,498	2,045,241
Equity Commonwealth (d)	6,011	191,150
Equity LifeStyle Properties, Inc. (d)	5,085	593,420
Equity Residential (d)	19,488	1,489,273
Essential Properties Realty Trust, Inc. (d)	2,519	52,093
Essex Property Trust, Inc. (d)	3,571	1,008,808
Extra Space Storage, Inc. (d)	6,616	686,013

19

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Farmland Partners, Inc. (d)	1,374	$9,013
Federal Realty Investment Trust (d)	3,950	528,708
First Industrial Realty Trust, Inc. (d)	6,954	245,268
Four Corners Property Trust, Inc. (d)	3,538	100,621
Franklin Street Properties Corp. (d)	5,827	45,800
Front Yard Residential Corp. (d)	2,261	22,407
Gaming and Leisure Properties, Inc. (d)	10,890	439,738
GEO Group, Inc. (The) (d)	7,005	140,240
Getty Realty Corp. (d)	2,275	73,778
Gladstone Commercial Corp. (d)	2,259	49,133
Gladstone Land Corp. (d)	662	8,388
Global Medical REIT, Inc.	2,737	27,917
Global Net Lease, Inc. (d)	4,925	93,920
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (d)	3,065	81,498
HCP, Inc. (d)	26,058	776,007
Healthcare Realty Trust, Inc. (d)	6,899	213,041
Healthcare Trust of America, Inc., Class A (d)	10,547	290,886
Hersha Hospitality Trust (d)	1,625	30,176
Highwoods Properties, Inc. (d)	5,238	233,510
Hospitality Properties Trust (d)	8,343	216,918
Host Hotels & Resorts, Inc. (d)	40,010	769,792
Hudson Pacific Properties, Inc. (d)	8,602	299,866
Independence Realty Trust, Inc. (d)	6,532	69,174
Industrial Logistics Properties Trust (d)	4,052	80,432
InfraREIT, Inc. (d)	2,360	49,678
Innovative Industrial Properties, Inc. (d)	520	44,273
Investors Real Estate Trust (d)	834	50,274
Invitation Homes, Inc. (d)	18,215	452,825
Iron Mountain, Inc. (d)	15,426	501,036
iStar, Inc. (d)	2,980	25,837
JBG SMITH Properties (d)	6,188	263,299
Jernigan Capital, Inc. (d)	1,648	34,723
Kilroy Realty Corp. (d)	5,417	416,621
Kimco Realty Corp. (d)	22,336	388,423
Kite Realty Group Trust (d)	4,449	70,250
Lamar Advertising Co., Class A (d)	4,610	381,109
Lexington Realty Trust (d)	12,814	116,223
Liberty Property Trust (d)	8,036	398,907
Life Storage, Inc. (d)	2,333	222,312
LTC Properties, Inc. (d)	2,425	109,271
Macerich Co. (The) (d)	7,506	301,291
Mack-Cali Realty Corp. (d)	5,455	126,992
MedEquities Realty Trust, Inc. (d)	1,866	19,985
Medical Properties Trust, Inc. (d)	20,368	355,625
Mid-America Apartment Communities, Inc. (d)	6,135	671,230
Monmouth Real Estate Investment Corp. (d)	4,677	64,262
National Health Investors, Inc. (d)	2,090	157,649
National Retail Properties, Inc. (d)	7,710	405,700

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Storage Affiliates Trust (d)	2,966	$86,785
New Senior Investment Group, Inc. (d)	3,419	19,112
NexPoint Residential Trust, Inc. (d)	1,044	39,148
NorthStar Realty Europe Corp. (d)	2,476	44,147
Office Properties Income Trust (d)	2,887	78,353
Omega Healthcare Investors, Inc. (d)	10,823	383,026
One Liberty Properties, Inc. (d)	1,299	36,762
Outfront Media, Inc. (d)	7,138	170,099
Paramount Group, Inc. (d)	10,887	157,753
Park Hotels & Resorts, Inc. (d)	11,062	354,869
Pebblebrook Hotel Trust (d)	6,658	216,784
Pennsylvania REIT (d)	3,155	18,993
Physicians Realty Trust (d)	10,212	184,429
Piedmont Office Realty Trust, Inc., Class A (d)	7,448	155,067
PotlatchDeltic Corp. (d)	3,868	149,537
Preferred Apartment Communities, Inc., Class A (d)	1,880	29,403
Prologis, Inc. (d)	34,421	2,639,058
PS Business Parks, Inc. (d)	1,016	156,078
Public Storage (d)	8,062	1,783,153
QTS Realty Trust, Inc., Class A (d)	2,618	118,726
Rayonier, Inc. (d)	6,563	208,638
Realty Income Corp. (d)	15,890	1,112,459
Regency Centers Corp. (d)	8,278	556,033
Retail Opportunity Investments Corp. (d)	7,131	125,149
Retail Properties of America, Inc., Class A (d)	12,501	153,637
Retail Value, Inc. (d)	1,231	41,239
Rexford Industrial Realty, Inc. (d)	4,734	179,371
RLJ Lodging Trust (d)	8,886	163,591
RPT Realty (d)	4,194	50,873
Ryman Hospitality Properties, Inc. (d)	2,281	181,568
Sabra Health Care REIT, Inc. (d)	9,967	194,955
Safehold, Inc. (d)	361	9,108
Saul Centers, Inc. (d)	546	29,129
SBA Communications Corp.* (d)	6,112	1,245,198
Senior Housing Properties Trust (d)	14,145	113,584
Seritage Growth Properties, Class A (d)	1,709	76,204
Simon Property Group, Inc. (d)	16,892	2,934,140
SITE Centers Corp. (d)	7,941	105,139
SL Green Realty Corp. (d)	4,443	392,495
Spirit MTA REIT (d)	1,964	13,237
Spirit Realty Capital, Inc. (d)	4,862	196,717
STAG Industrial, Inc. (d)	5,767	165,974
STORE Capital Corp. (d)	10,613	353,625
Summit Hotel Properties, Inc. (d)	6,951	80,701
Sun Communities, Inc. (d)	5,017	617,492
Sunstone Hotel Investors, Inc. (d)	11,685	168,264
Tanger Factory Outlet Centers, Inc. (d)	4,747	85,731
Taubman Centers, Inc. (d)	3,357	165,500
Terreno Realty Corp. (d)	3,559	158,909

20

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Tier REIT, Inc. (d)	3,530	$100,040
UDR, Inc. (d)	14,896	669,575
UMH Properties, Inc. (d)	2,738	38,469
Uniti Group, Inc. (d)	8,940	98,251
Universal Health Realty Income Trust (d)	910	73,728
Urban Edge Properties (d)	6,704	124,493
Urstadt Biddle Properties, Inc., Class A (d)	2,166	47,500
Ventas, Inc. (d)	19,747	1,206,739
VEREIT, Inc. (d)	53,839	444,710
VICI Properties, Inc. (d)	24,591	560,675
Vornado Realty Trust (d)	9,383	648,741
Washington Prime Group, Inc. (d)	9,735	43,321
Washington REIT (d)	4,106	115,953
Weingarten Realty Investors (d)	6,129	177,373
Welltower, Inc. (d)	20,229	1,507,667
Weyerhaeuser Co. (d)	40,949	1,097,433
Whitestone REIT (d)	1,743	22,363
WP Carey, Inc. (d)	8,320	659,942
Xenia Hotels & Resorts, Inc. (d)	6,670	144,406

		60,392,138

Food & Staples Retailing 0.8%
Andersons, Inc. (The) (d)	1,465	47,905
BJ’s Wholesale Club Holdings, Inc.* (d)	7,192	203,893
Casey’s General Stores, Inc. (d)	1,999	264,568
Chefs’ Warehouse, Inc. (The)* (d)	1,179	38,530
Costco Wholesale Corp. (d)	23,809	5,845,824
Ingles Markets, Inc., Class A (d)	645	17,705
Kroger Co. (The) (d)	43,117	1,111,556
Natural Grocers by Vitamin Cottage, Inc.* (d)	413	5,113
Performance Food Group Co.* (d)	5,646	231,204
PriceSmart, Inc. (d)	1,155	69,081
Rite Aid Corp.* (d)(e)	2,818	25,813
Smart & Final Stores, Inc.* (d)	1,058	6,909
SpartanNash Co. (d)	1,931	31,224
Sprouts Farmers Market, Inc.* (d)	7,498	160,607
Sysco Corp. (d)	25,628	1,803,442
United Natural Foods, Inc.* (d)	2,863	36,990
US Foods Holding Corp.* (d)	11,781	430,596
Village Super Market, Inc., Class A (d)	376	11,047
Walgreens Boots Alliance, Inc. (d)	44,141	2,364,633
Walmart, Inc. (d)	76,712	7,889,062
Weis Markets, Inc. (d)	435	18,292

		20,613,994

Food Products 0.7%
Alico, Inc. (d)	136	3,778
Archer-Daniels-Midland Co. (d)	30,454	1,358,248
B&G Foods, Inc. (d)(e)	3,367	87,542
Bunge Ltd. (d)	7,727	404,972
Calavo Growers, Inc. (d)	823	78,852
Cal-Maine Foods, Inc. (d)	1,623	66,722
Campbell Soup Co. (d)	9,669	374,094
Conagra Brands, Inc. (d)	26,336	810,622

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Darling Ingredients, Inc.* (d)	9,168	$199,954
Dean Foods Co. (d)	5,438	9,245
Farmer Brothers Co.*	1,203	24,253
Flowers Foods, Inc. (d)	10,308	224,096
Fresh Del Monte Produce, Inc. (d)	1,585	46,773
Freshpet, Inc.* (d)	1,399	62,479
General Mills, Inc. (d)	32,369	1,666,032
Hain Celestial Group, Inc. (The)* (d)	4,843	105,674
Hershey Co. (The) (d)	7,652	955,352
Hormel Foods Corp. (d)	14,824	592,071
Hostess Brands, Inc.* (d)	5,102	68,367
Ingredion, Inc. (d)	3,656	346,406
J&J Snack Foods Corp. (d)	770	121,029
JM Smucker Co. (The) (d)	6,008	736,761
John B Sanfilippo & Son, Inc. (d)	393	28,339
Kellogg Co. (d)	13,541	816,522
Kraft Heinz Co. (The) (d)	32,885	1,093,097
Lamb Weston Holdings, Inc. (d)	7,956	557,318
Lancaster Colony Corp. (d)	988	146,926
Landec Corp.* (d)	1,118	11,750
Limoneira Co. (d)	680	15,531
McCormick & Co., Inc. (Non-Voting) (d)	6,692	1,030,367
Mondelez International, Inc., Class A (d)	78,433	3,988,318
Pilgrim’s Pride Corp.* (d)	2,847	76,613
Post Holdings, Inc.* (d)	3,568	402,399
Sanderson Farms, Inc. (d)	1,151	174,526
Seaboard Corp. (d)	14	62,938
Seneca Foods Corp., Class A* (d)	327	8,093
Simply Good Foods Co. (The)* (d)	3,162	71,019
Tootsie Roll Industries, Inc. (d)	1,221	47,411
TreeHouse Foods, Inc.* (d)	3,048	204,155
Tyson Foods, Inc., Class A (d)	15,860	1,189,659

		18,268,303

Gas Utilities 0.1%
Atmos Energy Corp. (d)	6,213	635,838
Chesapeake Utilities Corp. (d)	948	87,823
National Fuel Gas Co. (d)	4,481	265,320
New Jersey Resources Corp. (d)	4,816	241,185
Northwest Natural Holding Co. (d)	1,719	114,984
ONE Gas, Inc. (d)	2,880	254,938
RGC Resources, Inc. (d)	335	9,279
South Jersey Industries, Inc. (d)	4,738	152,185
Southwest Gas Holdings, Inc. (d)	2,894	240,752
Spire, Inc. (d)	2,545	214,263
UGI Corp. (d)	9,429	513,975

		2,730,542

Health Care Equipment & Supplies 2.0%
Abbott Laboratories (d)	93,475	7,436,871
ABIOMED, Inc.* (d)	2,332	646,920
Accuray, Inc.* (d)	3,966	16,419
Align Technology, Inc.* (d)	4,314	1,400,670
AngioDynamics, Inc.* (d)	1,986	40,792
Antares Pharma, Inc.* (d)	8,475	22,798
AtriCure, Inc.* (d)	1,925	57,788

21

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Atrion Corp. (d)	74	$65,120
Avanos Medical, Inc.* (d)	2,806	117,712
Axogen, Inc.* (d)	1,788	41,982
Axonics Modulation Technologies, Inc.* (d)	321	6,484
Baxter International, Inc. (d)	27,541	2,101,378
Becton Dickinson and Co. (d)	14,514	3,494,100
Boston Scientific Corp.* (d)	75,184	2,790,830
Cantel Medical Corp. (d)	2,137	147,325
Cardiovascular Systems, Inc.* (d)	1,792	63,688
Cerus Corp.* (d)	7,349	45,049
CONMED Corp. (d)	1,526	122,126
Cooper Cos., Inc. (The) (d)	2,644	766,548
CryoLife, Inc.* (d)	1,904	58,377
CryoPort, Inc.* (d)	1,249	17,573
Cutera, Inc.* (d)	619	10,981
CytoSorbents Corp.* (d)(e)	1,361	9,799
Danaher Corp. (d)	34,345	4,548,652
Dentsply Sirona, Inc. (d)	11,942	610,594
DexCom, Inc.* (d)	4,676	566,123
Edwards Lifesciences Corp.* (d)	11,415	2,009,839
ElectroCore, Inc.* (d)	554	3,463
Endologix, Inc.* (d)	467	2,998
FONAR Corp.* (d)	292	5,793
GenMark Diagnostics, Inc.* (d)	2,365	17,123
Glaukos Corp.* (d)	1,935	139,572
Globus Medical, Inc., Class A* (d)	4,127	186,086
Haemonetics Corp.* (d)	2,802	244,559
Helius Medical Technologies, Inc.* (d)	814	1,994
Heska Corp.* (d)	503	39,063
Hill-Rom Holdings, Inc. (d)	3,630	368,155
Hologic, Inc.* (d)	14,576	676,035
ICU Medical, Inc.* (d)	801	182,228
IDEXX Laboratories, Inc.* (d)	4,687	1,087,384
Inogen, Inc.* (d)	909	79,356
Insulet Corp.* (d)	3,218	277,553
Integer Holdings Corp.* (d)	1,589	109,784
Integra LifeSciences Holdings Corp.* (d)	3,913	204,219
IntriCon Corp.* (d)	350	8,180
Intuitive Surgical, Inc.* (d)	6,188	3,159,778
Invacare Corp. (d)	1,493	11,048
iRadimed Corp.* (d)	167	4,177
iRhythm Technologies, Inc.* (d)	1,427	108,894
Lantheus Holdings, Inc.* (d)	2,065	49,890
LeMaitre Vascular, Inc. (d)	731	21,111
LivaNova plc* (d)	2,654	182,834
Masimo Corp.* (d)	2,544	331,102
Medtronic plc (d)	74,119	6,582,508
Meridian Bioscience, Inc. (d)	2,271	26,139
Merit Medical Systems, Inc.* (d)	2,984	167,641
Natus Medical, Inc.* (d)	1,703	45,572
Neogen Corp.* (d)	2,962	179,675
Neuronetics, Inc.* (d)	581	9,685
Nevro Corp.* (d)	1,497	92,380
Novocure Ltd.* (d)	4,088	180,158
NuVasive, Inc.* (d)	2,918	176,831
Nuvectra Corp.* (d)	784	7,401
OraSure Technologies, Inc.* (d)	3,348	31,672
Orthofix Medical, Inc.* (d)	922	50,516

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
OrthoPediatrics Corp.* (d)	362	$14,748
Oxford Immunotec Global plc* (d)	1,184	19,216
Penumbra, Inc.* (d)	1,680	225,960
Pulse Biosciences, Inc.* (d)	494	7,914
Quidel Corp.* (d)	1,746	111,639
ResMed, Inc. (d)	7,652	799,711
Rockwell Medical, Inc.* (d)	2,168	10,428
RTI Surgical Holdings, Inc.* (d)	2,543	13,758
SeaSpine Holdings Corp.* (d)	680	10,016
Senseonics Holdings, Inc.* (d)(e)	3,911	9,113
SI-BONE, Inc.* (d)	380	6,460
Sientra, Inc.* (d)	1,074	9,043
Silk Road Medical, Inc.*	70	2,915
STAAR Surgical Co.* (d)	2,681	87,079
STERIS plc (d)	5,024	658,044
Stryker Corp. (d)	18,744	3,540,929
Surmodics, Inc.* (d)	722	31,364
Tactile Systems Technology, Inc.* (d)	930	46,277
Tandem Diabetes Care, Inc.* (d)	2,821	173,238
Teleflex, Inc. (d)	2,485	711,157
TransEnterix, Inc.* (d)(e)	7,528	15,056
Utah Medical Products, Inc. (d)	158	13,335
Vapotherm, Inc.* (d)	218	3,691
Varex Imaging Corp.* (d)	2,033	66,764
Varian Medical Systems, Inc.* (d)	4,991	679,624
ViewRay, Inc.* (d)(e)	3,407	23,713
West Pharmaceutical Services, Inc. (d)	3,986	493,427
Wright Medical Group NV* (d)	6,901	204,063
Zimmer Biomet Holdings, Inc. (d)	11,101	1,367,199

		51,624,976

Health Care Providers & Services 1.5%
AAC Holdings, Inc.* (d)	604	972
Acadia Healthcare Co., Inc.* (d)	4,969	159,107
Addus HomeCare Corp.* (d)	540	36,666
Amedisys, Inc.* (d)	1,494	190,963
American Renal Associates Holdings, Inc.* (d)	604	4,156
AmerisourceBergen Corp. (d)	8,410	628,732
AMN Healthcare Services, Inc.* (d)	2,373	123,538
Anthem, Inc. (d)	14,176	3,728,713
Apollo Medical Holdings, Inc.* (d)	160	3,096
BioScrip, Inc.* (d)	5,777	11,092
BioTelemetry, Inc.* (d)	1,927	104,829
Brookdale Senior Living, Inc.* (d)	9,708	59,995
Capital Senior Living Corp.* (d)	1,115	4,683
Cardinal Health, Inc. (d)	16,275	792,755
Centene Corp.* (d)	22,584	1,164,431
Chemed Corp. (d)	851	278,090
Cigna Corp. (d)	20,220	3,211,745
Community Health Systems, Inc.* (d)(e)	3,885	13,364
CorVel Corp.* (d)	405	29,079
Covetrus, Inc.* (d)	3,120	102,554
Cross Country Healthcare, Inc.* (d)	1,628	11,477
CVS Health Corp. (d)	70,387	3,827,645
DaVita, Inc.* (d)	7,097	392,038

22

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Diplomat Pharmacy, Inc.* (d)	3,064	$17,097
Encompass Health Corp. (d)	5,502	354,604
Ensign Group, Inc. (The) (d)	2,868	147,759
Genesis Healthcare, Inc.* (d)	2,617	3,402
Guardant Health, Inc.* (d)(e)	756	49,526
HCA Healthcare, Inc. (d)	14,822	1,885,803
HealthEquity, Inc.* (d)	2,990	202,573
Henry Schein, Inc.* (d)	8,240	527,854
Humana, Inc. (d)	7,333	1,872,922
Laboratory Corp. of America Holdings* (d)	5,460	873,163
LHC Group, Inc.* (d)	1,645	182,776
Magellan Health, Inc.* (d)	1,108	77,560
McKesson Corp. (d)	10,477	1,249,382
MEDNAX, Inc.* (d)	4,498	125,809
Molina Healthcare, Inc.* (d)	3,361	435,686
National HealthCare Corp. (d)	648	48,879
National Research Corp. (d)	509	20,146
Owens & Minor, Inc. (d)	2,795	9,531
Patterson Cos., Inc. (d)	4,196	91,641
PetIQ, Inc.* (d)	933	25,630
Premier, Inc., Class A* (d)	2,684	89,189
Providence Service Corp. (The)* (d)	615	40,793
Quest Diagnostics, Inc. (d)	7,404	713,598
Quorum Health Corp.* (d)	1,349	2,766
R1 RCM, Inc.* (d)	5,489	57,470
RadNet, Inc.* (d)	1,836	22,234
Select Medical Holdings Corp.* (d)	5,576	80,127
Surgery Partners, Inc.* (d)	847	9,173
Tenet Healthcare Corp.* (d)	4,239	92,834
Tivity Health, Inc.* (d)	2,451	52,991
Triple-S Management Corp., Class B* (d)	991	22,516
UnitedHealth Group, Inc. (d)	52,358	12,203,079
Universal Health Services, Inc., Class B (d)	4,564	579,035
US Physical Therapy, Inc. (d)	805	93,774
WellCare Health Plans, Inc.* (d)	2,734	706,329

		37,847,371

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.* (d)	9,006	88,889
Castlight Health, Inc., Class B* (d)	3,609	13,462
Cerner Corp.* (d)	16,886	1,122,075
Computer Programs & Systems, Inc. (d)	529	16,076
Evolent Health, Inc., Class A* (d)	3,515	47,628
HealthStream, Inc.* (d)	1,186	31,049
HMS Holdings Corp.* (d)	4,753	144,634
Inovalon Holdings, Inc., Class A* (d)(e)	3,656	49,466
Inspire Medical Systems, Inc.* (d)	813	42,024
Medidata Solutions, Inc.* (d)	3,186	287,823
NantHealth, Inc.* (d)	980	676
NextGen Healthcare, Inc.* (d)	2,869	53,909
Omnicell, Inc.* (d)	2,173	174,622
Simulations Plus, Inc. (d)	531	11,963

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Tabula Rasa HealthCare, Inc.* (d)	906	$48,254
Teladoc Health, Inc.* (d)(e)	3,707	210,854
Veeva Systems, Inc., Class A* (d)	6,592	922,023
Vocera Communications, Inc.* (d)	1,570	50,005

		3,315,432

Hotels, Restaurants & Leisure 1.3%
Aramark (d)	13,401	416,503
BBX Capital Corp. (d)	3,012	16,687
Biglari Holdings, Inc., Class A* (d)	39	7,227
BJ’s Restaurants, Inc. (d)	1,085	54,152
Bloomin’ Brands, Inc. (d)	4,268	85,317
Bluegreen Vacations Corp. (d)(e)	343	5,214
Boyd Gaming Corp. (d)	4,203	120,962
Brinker International, Inc. (d)	1,939	82,931
Caesars Entertainment Corp.* (d)	31,690	296,618
Carnival Corp. (d)	21,757	1,193,589
Carrols Restaurant Group, Inc.* (d)	1,588	15,578
Century Casinos, Inc.* (d)	1,236	11,248
Cheesecake Factory, Inc. (The) (d)	2,537	125,886
Chipotle Mexican Grill, Inc.* (d)	1,311	902,020
Choice Hotels International, Inc. (d)	1,766	146,649
Churchill Downs, Inc. (d)	1,805	182,034
Chuy’s Holdings, Inc.* (d)	768	15,276
Cracker Barrel Old Country Store, Inc. (d)(e)	972	164,015
Darden Restaurants, Inc. (d)	6,754	794,270
Dave & Buster’s Entertainment, Inc. (d)	1,996	113,453
Del Frisco’s Restaurant Group, Inc.* (d)(e)	1,519	10,177
Del Taco Restaurants, Inc.* (d)	1,398	14,050
Denny’s Corp.* (d)	3,206	59,696
Dine Brands Global, Inc. (d)	858	76,070
Domino’s Pizza, Inc. (d)	2,260	611,511
Drive Shack, Inc.* (d)	4,123	21,192
Dunkin’ Brands Group, Inc. (d)	4,580	341,805
El Pollo Loco Holdings, Inc.* (d)	990	12,652
Eldorado Resorts, Inc.* (d)	3,846	189,877
Empire Resorts, Inc.* (d)	172	2,396
Extended Stay America, Inc. (d)	10,620	190,204
Fiesta Restaurant Group, Inc.* (d)	1,438	18,205
Golden Entertainment, Inc.* (d)	1,165	18,325
Habit Restaurants, Inc. (The), Class A* (d)	932	9,935
Hilton Grand Vacations, Inc.* (d)	5,516	176,733
Hilton Worldwide Holdings, Inc. (d)	15,000	1,304,850
Hyatt Hotels Corp., Class A (d)	2,028	155,608
International Game Technology plc (d)(e)	5,085	74,394
International Speedway Corp., Class A (d)	1,232	54,356
J Alexander’s Holdings, Inc.* (d)	586	6,440
Jack in the Box, Inc. (d)	1,339	103,237
Las Vegas Sands Corp. (d)	19,609	1,314,783
Lindblad Expeditions Holdings, Inc.* (d)	978	15,853

23

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A (d)	15,594	$2,127,334
Marriott Vacations Worldwide Corp. (d)	2,158	227,950
McDonald’s Corp. (d)	42,217	8,340,813
MGM Resorts International (d)	27,368	728,810
Monarch Casino & Resort, Inc.* (d)	524	22,370
Nathan’s Famous, Inc. (d)	132	9,115
Noodles & Co.* (d)	642	4,590
Norwegian Cruise Line Holdings Ltd.* (d)	11,993	676,285
Papa John’s International, Inc. (d)(e)	1,164	59,550
Penn National Gaming, Inc.* (d)	6,369	138,016
Planet Fitness, Inc., Class A* (d)	4,799	363,284
PlayAGS, Inc.* (d)	997	24,048
Potbelly Corp.* (d)	1,021	9,087
RCI Hospitality Holdings, Inc.	1,156	26,322
Red Lion Hotels Corp.* (d)	749	5,932
Red Robin Gourmet Burgers, Inc.* (d)	589	18,866
Red Rock Resorts, Inc., Class A (d)	3,570	96,319
Royal Caribbean Cruises Ltd. (d)	9,053	1,094,870
Ruth’s Hospitality Group, Inc. (d)	1,615	41,958
Scientific Games Corp.* (d)	2,976	68,835
SeaWorld Entertainment, Inc.* (d)	2,809	74,776
Shake Shack, Inc., Class A* (d)	1,274	78,096
Six Flags Entertainment Corp. (d)	4,032	214,059
Speedway Motorsports, Inc. (d)	523	9,597
Starbucks Corp. (d)	66,190	5,141,639
Texas Roadhouse, Inc. (d)	3,729	201,403
Town Sports International Holdings, Inc.* (d)	667	2,421
Vail Resorts, Inc. (d)	2,180	498,893
Wendy’s Co. (The) (d)	9,581	178,302
Wingstop, Inc. (d)	1,714	129,013
Wyndham Destinations, Inc. (d)	5,299	230,824
Wyndham Hotels & Resorts, Inc. (d)	5,433	302,727
Wynn Resorts Ltd. (d)	5,688	821,632
Yum China Holdings, Inc. (d)	19,796	941,102
Yum! Brands, Inc. (d)	16,725	1,745,923

		34,186,739

Household Durables 0.3%
Bassett Furniture Industries, Inc. (d)	464	8,241
Beazer Homes USA, Inc.* (d)	1,367	18,167
Cavco Industries, Inc.* (d)	442	55,148
Century Communities, Inc.* (d)	1,903	48,393
DR Horton, Inc. (d)	18,589	823,679
Ethan Allen Interiors, Inc. (d)	1,962	43,360
Flexsteel Industries, Inc. (d)	336	7,278
Garmin Ltd. (d)	6,076	520,956
GoPro, Inc., Class A* (d)	7,842	46,346
Green Brick Partners, Inc.* (d)	1,129	10,093
Hamilton Beach Brands Holding Co., Class A (d)	302	5,466
Helen of Troy Ltd.* (d)	1,461	210,384

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
Hooker Furniture Corp. (d)	539	$16,068
Hovnanian Enterprises, Inc., Class A* (d)	220	3,348
Installed Building Products, Inc.* (d)	1,196	57,444
iRobot Corp.* (d)(e)	1,508	156,138
KB Home (d)	5,211	135,017
La-Z-Boy, Inc. (d)	2,440	80,032
Legacy Housing Corp.* (d)	211	2,559
Leggett & Platt, Inc. (d)	7,168	282,133
Lennar Corp., Class A (d)	16,237	837,378
LGI Homes, Inc.* (d)	1,012	70,142
Lifetime Brands, Inc. (d)	540	5,108
Lovesac Co. (The)* (d)	259	10,203
M/I Homes, Inc.* (d)	1,239	34,903
MDC Holdings, Inc. (d)	2,520	77,011
Meritage Homes Corp.* (d)	2,030	103,835
Mohawk Industries, Inc.* (d)	3,399	463,114
New Home Co., Inc. (The)* (d)	577	2,660
Newell Brands, Inc. (d)	23,712	340,979
NVR, Inc.* (d)	163	513,854
PulteGroup, Inc. (d)	13,107	412,346
Purple Innovation, Inc.* (d)	200	1,152
Roku, Inc.* (d)	2,229	141,742
Skyline Champion Corp. (d)	1,907	40,257
Sonos, Inc.* (d)	734	8,015
Taylor Morrison Home Corp., Class A* (d)	7,027	136,043
Tempur Sealy International, Inc.* (d)	2,683	164,736
Toll Brothers, Inc. (d)	6,959	265,138
TopBuild Corp.* (d)	2,092	149,013
TRI Pointe Group, Inc.* (d)	8,807	114,931
Tupperware Brands Corp. (d)	2,509	59,714
Turtle Beach Corp.* (d)	374	3,830
Universal Electronics, Inc.* (d)	811	30,859
Vuzix Corp.* (d)	1,080	2,560
Whirlpool Corp. (d)	3,419	474,626
William Lyon Homes, Class A* (d)	1,463	24,666
ZAGG, Inc.* (d)	1,227	10,110

		7,029,175

Household Products 0.9%
Central Garden & Pet Co.* (d)	2,679	66,775
Church & Dwight Co., Inc. (d)	13,336	999,533
Clorox Co. (The) (d)	6,967	1,112,839
Colgate-Palmolive Co. (d)	46,535	3,387,283
Energizer Holdings, Inc. (d)	3,569	170,919
Kimberly-Clark Corp. (d)	18,716	2,402,760
Oil-Dri Corp. of America (d)	233	7,412
Procter & Gamble Co. (The) (d)	136,104	14,492,354
Spectrum Brands Holdings, Inc. (d)	2,244	138,163
WD-40 Co. (d)	801	134,768

		22,912,806

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (d)	36,206	619,847
Atlantic Power Corp.* (d)	4,896	11,310
Clearway Energy, Inc., Class A (d)	5,560	87,444

24

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc. (d)	15,842	$652,215
Ormat Technologies, Inc. (d)	2,042	119,171
Pattern Energy Group, Inc., Class A (d)	4,229	97,774
TerraForm Power, Inc., Class A (d)	3,955	53,630
Vistra Energy Corp. (d)	21,562	587,564

		2,228,955

Industrial Conglomerates 0.8%
3M Co. (d)	30,522	5,784,224
Carlisle Cos., Inc. (d)	3,189	450,988
General Electric Co. (d)	473,765	4,818,190
Honeywell International, Inc. (d)	39,831	6,915,857
Raven Industries, Inc. (d)	1,853	72,100
Roper Technologies, Inc. (d)	5,517	1,984,465

		20,025,824

Insurance 1.7%
Aflac, Inc. (d)	40,995	2,065,328
Alleghany Corp.* (d)	787	516,965
Allstate Corp. (The) (d)	18,373	1,820,029
Ambac Financial Group, Inc.* (d)	2,396	44,805
American Equity Investment Life Holding Co. (d)	4,615	135,727
American Financial Group, Inc. (d)	3,702	383,268
American International Group, Inc. (d)	48,590	2,311,426
American National Insurance Co. (d)	383	43,390
AMERISAFE, Inc. (d)	875	51,818
Aon plc (d)	13,111	2,361,816
Arch Capital Group Ltd.* (d)	21,231	717,183
Argo Group International Holdings Ltd. (d)	1,940	151,456
Arthur J Gallagher & Co. (d)	9,855	824,075
Assurant, Inc. (d)	3,278	311,410
Assured Guaranty Ltd. (d)	5,748	274,180
Athene Holding Ltd., Class A* (d)	8,685	392,215
Axis Capital Holdings Ltd. (d)	4,572	259,918
Brighthouse Financial, Inc.* (d)	6,734	281,414
Brown & Brown, Inc. (d)	12,798	406,337
Chubb Ltd. (d)	25,211	3,660,637
Cincinnati Financial Corp. (d)	8,469	814,548
Citizens, Inc.* (d)(e)	2,277	15,393
CNA Financial Corp. (d)	1,488	68,939
CNO Financial Group, Inc. (d)	9,691	160,386
Crawford & Co., Class B (d)	514	4,534
Donegal Group, Inc., Class A (d)	432	5,832
eHealth, Inc.* (d)	1,179	71,612
EMC Insurance Group, Inc. (d)	426	13,679
Employers Holdings, Inc. (d)	1,476	63,350
Enstar Group Ltd.* (d)	734	130,109
Erie Indemnity Co., Class A (d)	1,592	301,397
Everest Re Group Ltd. (d)	2,214	521,397
FBL Financial Group, Inc., Class A (d)	693	43,292
FedNat Holding Co. (d)	526	8,558
Fidelity National Financial, Inc. (d)	14,281	570,526
First American Financial Corp. (d)	5,934	338,594

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Genworth Financial, Inc., Class A* (d)	25,934	$98,290
Global Indemnity Ltd. (d)	555	17,094
Goosehead Insurance, Inc., Class A (d)	447	13,620
Greenlight Capital Re Ltd., Class A*	2,840	34,023
Hallmark Financial Services, Inc.* (d)	608	6,980
Hanover Insurance Group, Inc. (The) (d)	2,327	280,659
Hartford Financial Services Group, Inc. (The) (d)	19,481	1,019,051
HCI Group, Inc. (d)	330	14,065
Health Insurance Innovations, Inc., Class A* (d)	610	14,225
Heritage Insurance Holdings, Inc. (d)	921	12,562
Horace Mann Educators Corp. (d)	2,252	86,882
Independence Holding Co. (d)	214	8,192
Investors Title Co. (d)	63	10,642
James River Group Holdings Ltd. (d)	1,385	58,475
Kemper Corp. (d)	2,562	230,273
Kingstone Cos., Inc. (d)	437	5,074
Kinsale Capital Group, Inc. (d)	1,298	94,235
Lincoln National Corp. (d)	11,809	787,897
Loews Corp. (d)	15,251	782,224
Maiden Holdings Ltd. (d)	3,125	2,042
Markel Corp.* (d)	740	792,917
Marsh & McLennan Cos., Inc. (d)	27,663	2,608,344
MBIA, Inc.* (d)	4,825	46,658
Mercury General Corp. (d)	1,411	75,884
MetLife, Inc. (d)	44,447	2,050,340
National General Holdings Corp. (d)	3,335	82,208
National Western Life Group, Inc., Class A (d)	127	33,873
Navigators Group, Inc. (The) (d)	1,094	76,514
NI Holdings, Inc.* (d)	445	7,133
Old Republic International Corp. (d)	15,590	348,592
Palomar Holdings, Inc.*	681	13,606
Primerica, Inc. (d)	2,375	309,439
Principal Financial Group, Inc. (d)	15,121	864,316
ProAssurance Corp. (d)	2,776	104,183
Progressive Corp. (The) (d)	31,499	2,461,647
Protective Insurance Corp., Class B (d)	443	7,199
Prudential Financial, Inc. (d)	22,603	2,389,363
Reinsurance Group of America, Inc. (d)	3,220	487,862
RenaissanceRe Holdings Ltd. (d)	2,178	338,374
RLI Corp. (d)	2,062	167,702
Safety Insurance Group, Inc. (d)	760	70,619
Selective Insurance Group, Inc. (d)	2,915	207,869
State Auto Financial Corp. (d)	1,267	42,609
Stewart Information Services Corp. (d)	1,263	53,690
Third Point Reinsurance Ltd.* (d)	5,235	60,778

25

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Tiptree, Inc. (d)	1,217	$6,937
Torchmark Corp. (d)	5,632	493,701
Travelers Cos., Inc. (The) (d)	14,445	2,076,469
Trupanion, Inc.* (d)(e)	1,437	47,134
United Fire Group, Inc. (d)	1,109	48,364
United Insurance Holdings Corp. (d)	945	14,477
Universal Insurance Holdings, Inc. (d)	1,631	48,588
Unum Group (d)	11,077	408,963
White Mountains Insurance Group Ltd. (d)	179	168,088
Willis Towers Watson plc (d)	7,232	1,333,147
WR Berkley Corp. (d)	7,367	451,597

		42,521,232

Interactive Media & Services 2.7%
Alphabet, Inc., Class A* (d)	32,956	39,338,549
Care.com, Inc.* (d)	912	15,276
Cargurus, Inc.* (d)	2,560	104,294
Cars.com, Inc.* (d)	3,594	74,791
Facebook, Inc., Class A* (d)	130,636	25,265,002
IAC/InterActiveCorp* (d)	3,990	897,112
Liberty TripAdvisor Holdings, Inc., Class A* (d)	3,726	54,921
Match Group, Inc. (d)	2,966	179,146
Meet Group, Inc. (The)* (d)	3,232	17,970
Pinterest, Inc., Class A*	260	8,055
QuinStreet, Inc.* (d)	2,390	34,105
Snap, Inc., Class A*	4,454	49,618
Travelzoo* (d)	216	3,795
TripAdvisor, Inc.* (d)	5,707	303,784
TrueCar, Inc.* (d)	5,026	32,367
Twitter, Inc.* (d)	39,092	1,560,162
Yelp, Inc.* (d)	4,627	185,358
Zillow Group, Inc., Class A* (d)	9,654	321,881

		68,446,186

Internet & Direct Marketing Retail 2.1%
1-800-Flowers.com, Inc., Class A* (d)	1,207	25,697
Amazon.com, Inc.* (d)	22,530	43,404,496
Booking Holdings, Inc.* (d)	2,549	4,728,369
Duluth Holdings, Inc., Class B* (d)	377	6,002
eBay, Inc. (d)	47,050	1,823,187
Etsy, Inc.* (d)	6,450	435,633
Expedia Group, Inc. (d)	6,450	837,468
Gaia, Inc.* (d)	479	5,068
Groupon, Inc.* (d)	23,161	81,527
GrubHub, Inc.* (d)	4,925	328,941
Lands’ End, Inc.* (d)	486	8,510
Leaf Group Ltd.* (d)	766	6,427
Liberty Expedia Holdings, Inc., Class A* (d)	2,814	130,626
Liquidity Services, Inc.* (d)	1,242	8,433
Overstock.com, Inc.* (d)(e)	1,081	14,248
PetMed Express, Inc. (d)(e)	913	19,949
Quotient Technology, Inc.* (d)	4,212	39,129
Qurate Retail, Inc.* (d)	22,641	386,029

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail (continued)
Remark Holdings, Inc.* (d)(e)	1,340	$1,688
Shutterfly, Inc.* (d)	1,740	76,264
Shutterstock, Inc. (d)	1,051	42,513
Stamps.com, Inc.* (d)	895	76,791
Wayfair, Inc., Class A* (d)	3,074	498,449

		52,985,444

IT Services 3.2%
Accenture plc, Class A (d)	35,180	6,426,331
Akamai Technologies, Inc.* (d)	8,677	694,681
Alliance Data Systems Corp. (d)	2,612	418,181
Amdocs Ltd. (d)	7,522	414,312
Automatic Data Processing, Inc. (d)	23,772	3,907,879
Black Knight, Inc.* (d)	7,759	437,763
Booz Allen Hamilton Holding Corp. (d)	7,497	444,497
Brightcove, Inc.* (d)	1,647	16,519
Broadridge Financial Solutions, Inc. (d)	6,214	734,060
CACI International, Inc., Class A* (d)	1,344	261,999
Carbonite, Inc.* (d)	1,735	42,560
Cardtronics plc, Class A* (d)	2,035	72,772
Cass Information Systems, Inc. (d)	777	38,329
Cognizant Technology Solutions Corp., Class A (d)	31,710	2,313,562
Conduent, Inc.* (d)	11,025	141,451
CoreLogic, Inc.* (d)	4,620	187,618
CSG Systems International, Inc. (d)	1,717	76,664
DXC Technology Co. (d)	14,666	964,143
Endurance International Group Holdings, Inc.* (d)	3,222	17,818
EPAM Systems, Inc.* (d)	3,126	560,679
Euronet Worldwide, Inc.* (d)	2,696	404,103
Everi Holdings, Inc.* (d)	3,733	38,413
EVERTEC, Inc. (d)	3,132	98,063
Evo Payments, Inc., Class A* (d)	1,138	33,810
Exela Technologies, Inc.* (d)	2,188	7,199
ExlService Holdings, Inc.* (d)	2,016	119,750
Fidelity National Information Services, Inc. (d)	17,789	2,062,279
First Data Corp., Class A* (d)	29,724	768,663
Fiserv, Inc.* (d)	21,717	1,894,591
FleetCor Technologies, Inc.* (d)	4,672	1,219,158
Gartner, Inc.* (d)	4,730	751,928
Genpact Ltd. (d)	8,648	313,922
Global Payments, Inc. (d)	8,708	1,271,978
GoDaddy, Inc., Class A* (d)	8,961	730,321
GTT Communications, Inc.* (d)(e)	2,196	92,122
Hackett Group, Inc. (The) (d)	1,103	16,931
I3 Verticals, Inc., Class A* (d)	419	10,115
Information Services Group, Inc.* (d)	1,554	5,532
Internap Corp.* (d)	1,109	4,369
International Business Machines Corp. (d)	50,222	7,044,640
Jack Henry & Associates, Inc. (d)	4,199	625,903
Leidos Holdings, Inc. (d)	7,745	569,103
Limelight Networks, Inc.* (d)	5,051	15,001

26

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
LiveRamp Holdings, Inc.* (d)	3,764	$219,554
ManTech International Corp., Class A (d)	1,370	84,926
Mastercard, Inc., Class A (d)	49,763	12,651,745
MAXIMUS, Inc. (d)	3,498	257,628
MoneyGram International, Inc.* (d)	1,417	4,690
NIC, Inc. (d)	3,503	60,462
Okta, Inc.* (d)	5,264	547,614
Paychex, Inc. (d)	17,458	1,471,884
PayPal Holdings, Inc.* (d)	64,306	7,251,788
Perficient, Inc.* (d)	1,774	52,227
Perspecta, Inc. (d)	8,088	186,671
PFSweb, Inc.* (d)	718	3,317
Presidio, Inc. (d)	1,873	28,132
PRGX Global, Inc.* (d)	988	7,924
Sabre Corp. (d)	15,175	315,033
Science Applications International Corp. (d)	2,544	190,673
ServiceSource International, Inc.* (d)	3,636	3,854
Square, Inc., Class A* (d)	15,546	1,132,060
Switch, Inc., Class A (d)(e)	1,721	18,707
Sykes Enterprises, Inc.* (d)	2,099	58,247
Total System Services, Inc. (d)	9,835	1,005,530
Travelport Worldwide Ltd. (d)	6,484	101,669
TTEC Holdings, Inc. (d)	646	23,553
Tucows, Inc., Class A* (d)	536	47,270
Twilio, Inc., Class A* (d)	5,218	715,597
Unisys Corp.* (d)	2,316	25,962
VeriSign, Inc.* (d)	5,340	1,054,383
Virtusa Corp.* (d)	1,475	81,936
Visa, Inc., Class A (d)	96,384	15,848,421
Western Union Co. (The) (d)	23,997	466,502
WEX, Inc.* (d)	2,547	535,634
Worldpay, Inc., Class A* (d)	16,277	1,907,827

		82,631,132

Leisure Products 0.1%
Acushnet Holdings Corp. (d)	1,891	47,672
American Outdoor Brands Corp.* (d)	2,912	28,683
Brunswick Corp. (d)	4,811	246,371
Callaway Golf Co. (d)	4,856	85,271
Clarus Corp. (d)	951	12,763
Escalade, Inc. (d)	497	5,984
Hasbro, Inc. (d)	6,357	647,524
Johnson Outdoors, Inc., Class A (d)	224	17,174
Malibu Boats, Inc., Class A* (d)	1,134	47,197
Marine Products Corp. (d)	349	5,294
MasterCraft Boat Holdings, Inc.* (d)	842	20,831
Mattel, Inc.* (d)(e)	19,139	233,305
Nautilus, Inc.* (d)	1,340	7,169
Polaris Industries, Inc. (d)	3,232	311,565
Sturm Ruger & Co., Inc. (d)	900	50,391
Vista Outdoor, Inc.* (d)	3,098	26,736
YETI Holdings, Inc.* (d)(e)	782	27,902

		1,821,832

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (d)(e)	1,197	$23,341
Agilent Technologies, Inc. (d)	17,483	1,372,415
Bio-Rad Laboratories, Inc., Class A* (d)	1,155	347,574
Bio-Techne Corp. (d)	2,046	418,591
Bruker Corp. (d)	5,580	215,388
Cambrex Corp.* (d)	1,743	74,984
Charles River Laboratories International, Inc.* (d)	2,610	366,627
ChromaDex Corp.* (d)	1,746	7,770
Codexis, Inc.* (d)	2,709	53,367
Enzo Biochem, Inc.* (d)	2,038	7,072
Fluidigm Corp.* (d)	1,487	20,431
Harvard Bioscience, Inc.* (d)	1,662	6,432
Illumina, Inc.* (d)	7,900	2,464,800
IQVIA Holdings, Inc.* (d)	9,208	1,278,991
Luminex Corp. (d)	2,158	49,224
Medpace Holdings, Inc.* (d)	1,118	62,798
Mettler-Toledo International, Inc.* (d)	1,331	991,941
NanoString Technologies, Inc.* (d)	1,188	30,852
NeoGenomics, Inc.* (d)	4,256	88,652
Pacific Biosciences of California, Inc.* (d)	7,235	53,467
PerkinElmer, Inc. (d)	6,670	639,253
PRA Health Sciences, Inc.* (d)	3,207	310,502
QIAGEN NV* (d)	12,376	482,169
Quanterix Corp.* (d)	391	8,884
Syneos Health, Inc.* (d)	3,507	164,584
Thermo Fisher Scientific, Inc. (d)	21,955	6,091,415
Waters Corp.* (d)	4,097	874,873

		16,506,397

Machinery 1.2%
Actuant Corp., Class A (d)	3,892	99,557
AGCO Corp. (d)	3,622	256,365
Alamo Group, Inc. (d)	534	55,344
Albany International Corp., Class A (d)	1,484	109,771
Allison Transmission Holdings, Inc. (d)	5,984	280,410
Altra Industrial Motion Corp. (d)	3,633	136,201
Astec Industries, Inc. (d)	1,259	42,441
Barnes Group, Inc. (d)	2,445	135,991
Blue Bird Corp.* (d)	686	11,875
Briggs & Stratton Corp. (d)	1,877	22,899
Caterpillar, Inc. (d)	31,190	4,348,510
Chart Industries, Inc.* (d)	1,765	155,797
CIRCOR International, Inc.* (d)	742	25,020
Colfax Corp.* (d)	4,423	133,442
Columbus McKinnon Corp. (d)	1,514	59,591
Commercial Vehicle Group, Inc.* (d)	1,391	12,408
Crane Co. (d)	2,753	234,143
Cummins, Inc. (d)	8,037	1,336,473
Deere & Co. (d)	17,391	2,880,471
Donaldson Co., Inc. (d)	7,007	375,155
Douglas Dynamics, Inc. (d)	1,204	45,463
Dover Corp. (d)	7,889	773,438
Eastern Co. (The) (d)	250	7,165

27

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Energy Recovery, Inc.* (d)	1,643	$15,986
EnPro Industries, Inc. (d)	1,309	97,285
ESCO Technologies, Inc. (d)	1,563	117,225
Evoqua Water Technologies Corp.* (d)	4,155	56,591
Federal Signal Corp. (d)	3,114	89,590
Flowserve Corp. (d)	7,192	352,624
Fortive Corp. (d)	15,971	1,378,936
Franklin Electric Co., Inc. (d)	2,760	134,854
FreightCar America, Inc.* (d)	542	3,751
Gardner Denver Holdings, Inc.* (d)	7,135	240,806
Gates Industrial Corp. plc* (d)	2,044	32,868
Gencor Industries, Inc.* (d)	403	4,864
Global Brass & Copper Holdings, Inc. (d)	998	43,303
Gorman-Rupp Co. (The) (d)	804	26,773
Graco, Inc. (d)	8,963	459,354
Graham Corp. (d)	439	9,087
Greenbrier Cos., Inc. (The) (d)	1,636	58,127
Harsco Corp.* (d)	4,127	93,435
Hillenbrand, Inc. (d)	3,610	155,302
Hurco Cos., Inc. (d)	293	11,524
Hyster-Yale Materials Handling, Inc. (d)	474	31,578
IDEX Corp. (d)	4,173	653,742
Illinois Tool Works, Inc. (d)	18,024	2,805,075
Ingersoll-Rand plc (d)	13,361	1,638,192
ITT, Inc. (d)	4,916	297,664
John Bean Technologies Corp. (d)	1,769	194,219
Kadant, Inc. (d)	590	57,873
Kennametal, Inc. (d)	4,175	169,923
LB Foster Co., Class A* (d)	462	9,928
Lincoln Electric Holdings, Inc. (d)	3,400	296,718
Lindsay Corp. (d)	561	47,685
Lydall, Inc.* (d)	776	19,097
Manitex International, Inc.* (d)	675	5,157
Manitowoc Co., Inc. (The)* (d)	1,619	28,915
Meritor, Inc.* (d)	4,137	100,364
Middleby Corp. (The)* (d)	2,995	395,729
Milacron Holdings Corp.* (d)	3,714	54,262
Miller Industries, Inc. (d)	506	16,738
Mueller Industries, Inc. (d)	2,951	86,081
Mueller Water Products, Inc., Class A (d)	9,724	104,339
Navistar International Corp.* (d)	2,549	87,023
NN, Inc. (d)	1,914	17,303
Nordson Corp. (d)	3,163	461,640
Omega Flex, Inc. (d)	133	11,260
Oshkosh Corp. (d)	3,811	314,750
PACCAR, Inc. (d)	18,344	1,314,714
Parker-Hannifin Corp. (d)	7,030	1,272,992
Park-Ohio Holdings Corp. (d)	411	15,055
Pentair plc (d)	8,611	335,743
Proto Labs, Inc.* (d)	1,543	169,406
RBC Bearings, Inc.* (d)	1,220	167,811
REV Group, Inc. (d)(e)	1,334	16,928
Rexnord Corp.* (d)	5,989	171,285
Snap-on, Inc. (d)	3,007	506,018
Spartan Motors, Inc. (d)	2,295	21,344
SPX Corp.* (d)	2,308	84,242

Common Stocks (continued)

	Shares	Value

Machinery (continued)
SPX FLOW, Inc.* (d)	2,691	$96,715
Standex International Corp. (d)	674	44,531
Stanley Black & Decker, Inc. (d)	8,242	1,208,277
Sun Hydraulics Corp. (d)	1,507	78,876
Tennant Co. (d)	1,223	81,183
Terex Corp. (d)	3,942	131,387
Timken Co. (The) (d)	3,541	169,791
Titan International, Inc. (d)	2,305	15,974
Toro Co. (The) (d)	5,576	407,884
TriMas Corp.* (d)	2,954	91,367
Trinity Industries, Inc. (d)	8,206	176,921
Twin Disc, Inc.* (d)	442	8,371
Wabash National Corp. (d)	3,010	45,391
WABCO Holdings, Inc.* (d)	2,846	376,924
Wabtec Corp. (d)(e)	7,214	534,341
Watts Water Technologies, Inc., Class A (d)	1,659	141,994
Welbilt, Inc.* (d)	6,750	113,603
Woodward, Inc. (d)	2,897	315,483
Xylem, Inc. (d)	9,779	815,569

		31,755,590

Marine 0.0%†
Costamare, Inc. (d)	2,294	13,856
Eagle Bulk Shipping, Inc.* (d)	2,185	11,908
Genco Shipping & Trading Ltd.* (d)	443	4,474
Kirby Corp.* (d)	3,259	266,326
Matson, Inc. (d)	2,181	86,389
Safe Bulkers, Inc.* (d)	2,308	4,131
Scorpio Bulkers, Inc. (d)	2,499	13,445

		400,529

Media 0.9%
AMC Networks, Inc., Class A* (d)	2,247	131,247
Beasley Broadcast Group, Inc., Class A (d)	370	1,358
Boston Omaha Corp., Class A* (d)	231	5,440
Cable One, Inc. (d)	236	250,285
Cardlytics, Inc.* (d)	270	4,212
CBS Corp. (Non-Voting), Class B (d)	17,715	908,248
Central European Media Enterprises Ltd., Class A* (d)	3,995	15,820
Charter Communications, Inc., Class A* (d)	9,328	3,462,460
Clear Channel Outdoor Holdings, Inc., Class A* (d)	1,736	8,489
Comcast Corp., Class A (d)	245,857	10,702,155
Daily Journal Corp.* (d)	51	11,373
Discovery, Inc., Class A* (d)	27,228	801,811
DISH Network Corp., Class A* (d)	12,166	427,270
Emerald Expositions Events, Inc. (d)	1,139	16,003
Entercom Communications Corp., Class A (d)	6,914	47,568
Entravision Communications Corp., Class A (d)	2,935	8,424
EW Scripps Co. (The), Class A (d)	2,472	56,337
Fluent, Inc.* (d)	1,502	10,559
Fox Corp., Class A* (d)	27,943	1,085,120

28

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Gannett Co., Inc. (d)	5,857	$54,646
GCI Liberty, Inc., Class A* (d)	5,534	329,937
Gray Television, Inc.* (d)	4,115	96,414
Hemisphere Media Group, Inc.* (d)	829	12,112
Interpublic Group of Cos., Inc. (The) (d)	20,956	481,988
John Wiley & Sons, Inc., Class A (d)	2,285	105,521
Liberty Broadband Corp., Class A* (d)	7,016	692,130
Liberty Latin America Ltd., Class A* (d)	8,882	185,391
Liberty Media Corp-Liberty SiriusXM* (d)	13,900	557,173
Loral Space & Communications, Inc.* (d)	587	21,613
MDC Partners, Inc., Class A* (d)	2,566	5,389
Meredith Corp. (d)	2,036	120,124
MSG Networks, Inc., Class A* (d)	3,042	70,057
National CineMedia, Inc. (d)	4,357	30,412
New Media Investment Group, Inc. (d)	3,304	35,320
New York Times Co. (The), Class A (d)	7,207	238,912
News Corp., Class A (d)	26,985	335,591
Nexstar Media Group, Inc., Class A (d)	2,446	286,304
Omnicom Group, Inc. (d)	12,406	992,852
Saga Communications, Inc., Class A (d)	175	5,614
Scholastic Corp. (d)	1,887	75,254
Sinclair Broadcast Group, Inc., Class A (d)	3,925	179,726
Sirius XM Holdings, Inc. (d)(e)	90,933	528,321
TechTarget, Inc.* (d)	944	15,755
TEGNA, Inc. (d)	11,235	178,861
Tribune Media Co., Class A (d)	4,851	224,116
Tribune Publishing Co.* (d)	790	8,500
WideOpenWest, Inc.* (d)	1,355	10,826

		23,833,038

Metals & Mining 0.2%
AK Steel Holding Corp.* (d)(e)	16,984	41,101
Alcoa Corp.* (d)	10,357	276,325
Allegheny Technologies, Inc.* (d)	7,119	177,406
Carpenter Technology Corp. (d)	2,780	138,083
Century Aluminum Co.* (d)	2,945	24,767
Cleveland-Cliffs, Inc. (d)(e)	15,010	149,950
Coeur Mining, Inc.* (d)	10,394	37,522
Commercial Metals Co. (d)	6,053	104,656
Compass Minerals International, Inc. (d)	2,038	116,961
Freeport-McMoRan, Inc. (d)	78,762	969,560
Gold Resource Corp. (d)	2,445	8,949
Haynes International, Inc. (d)	1,070	34,572
Hecla Mining Co. (d)	23,973	50,343
Kaiser Aluminum Corp. (d)	810	79,704
Materion Corp. (d)	1,066	61,860
Newmont Goldcorp Corp. (d)	44,729	1,389,283
Nucor Corp. (d)	17,010	970,761

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Olympic Steel, Inc. (d)	420	$6,812
Ramaco Resources, Inc.* (d)	273	1,835
Reliance Steel & Aluminum Co. (d)	3,515	323,239
Royal Gold, Inc. (d)	3,538	308,018
Ryerson Holding Corp.* (d)	724	6,263
Schnitzer Steel Industries, Inc., Class A (d)	1,459	34,608
Southern Copper Corp. (d)	4,610	177,116
Steel Dynamics, Inc. (d)	12,136	384,468
SunCoke Energy, Inc.* (d)	2,984	25,692
Synalloy Corp. (d)	391	6,901
TimkenSteel Corp.* (d)	3,279	33,249
United States Steel Corp. (d)	9,111	142,132
Universal Stainless & Alloy Products, Inc.* (d)	389	5,598
Warrior Met Coal, Inc. (d)	2,239	69,409
Worthington Industries, Inc. (d)	2,580	103,535

		6,260,678

Mortgage Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	2,905	49,705
AGNC Investment Corp. (d)	29,836	530,782
Annaly Capital Management, Inc. (d)	73,923	745,883
Anworth Mortgage Asset Corp. (d)	8,465	35,468
Apollo Commercial Real Estate Finance, Inc. (d)	6,352	119,037
Arbor Realty Trust, Inc. (d)	3,990	54,503
Ares Commercial Real Estate Corp. (d)	2,310	35,112
Arlington Asset Investment Corp., Class A (d)	1,364	10,707
ARMOUR Residential REIT, Inc. (d)	3,569	68,097
Blackstone Mortgage Trust, Inc., Class A (d)	5,768	205,283
Capstead Mortgage Corp. (d)	5,865	50,380
Cherry Hill Mortgage Investment Corp. (d)	744	12,841
Chimera Investment Corp. (d)	9,478	181,693
Colony Credit Real Estate, Inc. (d)	4,362	67,786
Dynex Capital, Inc. (d)	3,155	19,246
Exantas Capital Corp. (d)	1,391	15,231
Granite Point Mortgage Trust, Inc. (d)	2,436	46,844
Great Ajax Corp.	1,964	28,125
Invesco Mortgage Capital, Inc. (d)	7,911	129,108
KKR Real Estate Finance Trust, Inc. (d)	986	19,888
Ladder Capital Corp. (d)	4,784	83,242
MFA Financial, Inc. (d)	23,400	175,734
New Residential Investment Corp. (d)	21,525	361,835
New York Mortgage Trust, Inc. (d)	9,426	59,384
Orchid Island Capital, Inc.	4,685	30,780
PennyMac Mortgage Investment Trust (d)	3,057	64,197
Ready Capital Corp. (d)	1,353	20,444
Redwood Trust, Inc. (d)	5,811	95,068

29

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc. (d)	13,785	$317,744
TPG RE Finance Trust, Inc. (d)	1,613	31,792
Two Harbors Investment Corp. (d)	12,535	173,735
Western Asset Mortgage Capital Corp. (d)	3,901	41,039

		3,880,713

Multiline Retail 0.3%
Big Lots, Inc. (d)	2,084	77,441
Dillard’s, Inc., Class A (d)	619	42,371
Dollar General Corp. (d)	14,507	1,829,188
Dollar Tree, Inc.* (d)	12,816	1,426,164
JC Penney Co., Inc.* (d)(e)	14,357	19,669
Kohl’s Corp. (d)	8,993	639,402
Macy’s, Inc. (d)	16,794	395,331
Nordstrom, Inc. (d)	6,485	266,015
Ollie’s Bargain Outlet Holdings, Inc.* (d)	2,739	261,958
Target Corp. (d)	28,773	2,227,606

		7,185,145

Multi-Utilities 0.6%
Ameren Corp. (d)	13,202	960,709
Avista Corp. (d)	3,338	144,001
Black Hills Corp. (d)	2,952	214,787
CenterPoint Energy, Inc. (d)	27,313	846,703
CMS Energy Corp. (d)	15,226	845,804
Consolidated Edison, Inc. (d)	16,833	1,450,331
Dominion Energy, Inc. (d)	41,264	3,213,228
DTE Energy Co. (d)	9,925	1,247,672
MDU Resources Group, Inc. (d)	10,892	284,826
NiSource, Inc. (d)	20,229	561,962
NorthWestern Corp. (d)	2,855	199,422
Public Service Enterprise Group, Inc. (d)	27,760	1,655,884
Sempra Energy (d)	14,887	1,904,792
Unitil Corp. (d)	813	46,268
WEC Energy Group, Inc. (d)	16,977	1,331,506

		14,907,895

Oil, Gas & Consumable Fuels 2.8%
Abraxas Petroleum Corp.* (d)	7,218	9,961
Adams Resources & Energy, Inc. (d)	100	3,615
Alta Mesa Resources, Inc., Class A* (d)	4,544	1,000
Anadarko Petroleum Corp. (d)	27,648	2,014,157
Antero Resources Corp.* (d)	12,404	89,929
Apache Corp. (d)	20,862	686,568
Approach Resources, Inc.* (d)	2,112	722
Arch Coal, Inc., Class A (d)	892	86,506
Ardmore Shipping Corp.* (d)	1,538	10,735
Berry Petroleum Corp. (d)	2,509	28,502
Bonanza Creek Energy, Inc.* (d)	1,595	38,392
Brigham Minerals, Inc., Class A*	1,023	20,982
Cabot Oil & Gas Corp. (d)	23,174	599,975
California Resources Corp.* (d)	2,395	50,487
Callon Petroleum Co.* (d)	11,774	88,423
Carrizo Oil & Gas, Inc.* (d)	4,536	58,152

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Centennial Resource Development, Inc., Class A* (d)	10,551	$111,102
Cheniere Energy, Inc.* (d)	12,584	809,780
Chesapeake Energy Corp.* (d)	57,775	168,125
Chevron Corp. (d)	104,350	12,528,261
Cimarex Energy Co. (d)	5,421	372,206
Clean Energy Fuels Corp.* (d)	6,258	19,650
Cloud Peak Energy, Inc.* (d)	3,375	204
CNX Resources Corp.* (d)	10,186	91,267
Concho Resources, Inc. (d)	10,553	1,217,605
ConocoPhillips (d)	61,936	3,909,400
CONSOL Energy, Inc.* (d)	1,460	49,494
Continental Resources, Inc.* (d)	4,902	225,443
CVR Energy, Inc. (d)	836	38,130
Delek US Holdings, Inc. (d)	4,208	155,949
Denbury Resources, Inc.* (d)	24,163	53,884
Devon Energy Corp. (d)	25,563	821,595
DHT Holdings, Inc. (d)	4,210	22,439
Diamondback Energy, Inc. (d)	8,585	913,358
Dorian LPG Ltd.* (d)	1,272	10,201
Earthstone Energy, Inc., Class A* (d)	887	5,943
Energy Fuels, Inc.* (d)	3,895	11,685
EOG Resources, Inc. (d)	31,448	3,020,580
EP Energy Corp., Class A* (d)	1,879	534
EQT Corp. (d)	13,940	285,073
Equitrans Midstream Corp. (d)	11,782	245,419
Evolution Petroleum Corp. (d)	1,160	8,155
Extraction Oil & Gas, Inc.* (d)(e)	6,331	29,756
Exxon Mobil Corp. (d)	232,029	18,627,288
Frontline Ltd.* (d)	3,534	28,943
GasLog Ltd. (d)	2,211	34,558
Golar LNG Ltd. (d)	5,645	110,303
Goodrich Petroleum Corp.* (d)	417	5,709
Green Plains, Inc. (d)	2,772	48,150
Gulfport Energy Corp.* (d)	8,941	58,564
Halcon Resources Corp.* (d)	6,077	7,900
Hallador Energy Co. (d)	760	3,922
Hess Corp. (d)	14,267	914,800
HighPoint Resources Corp.* (d)	4,919	13,478
HollyFrontier Corp. (d)	8,798	419,929
International Seaways, Inc.* (d)	998	17,784
Isramco, Inc.* (d)	33	3,826
Jagged Peak Energy, Inc.* (d)(e)	2,930	30,970
Kinder Morgan, Inc. (d)	105,815	2,102,544
Kosmos Energy Ltd. (d)	13,523	90,469
Laredo Petroleum, Inc.* (d)	7,128	21,527
Lilis Energy, Inc.* (d)	2,041	2,612
Marathon Oil Corp. (d)	45,546	776,104
Marathon Petroleum Corp. (d)	36,903	2,246,286
Matador Resources Co.* (d)	6,286	123,771
Midstates Petroleum Co., Inc.* (d)	687	8,773
Montage Resources Corp.* (d)	269	2,991
Murphy Oil Corp. (d)	9,044	246,359
NACCO Industries, Inc., Class A (d)	172	7,033
NextDecade Corp.* (d)	362	2,009
Noble Energy, Inc. (d)	26,422	714,979
Nordic American Tankers Ltd. (d)	6,378	13,649
Northern Oil and Gas, Inc.* (d)	10,905	28,898
Oasis Petroleum, Inc.* (d)	13,925	84,943

30

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (d)	41,277	$2,430,390
ONEOK, Inc. (d)	22,327	1,516,673
Overseas Shipholding Group, Inc., Class A* (d)	2,587	4,708
Panhandle Oil and Gas, Inc., Class A	1,736	26,040
Par Pacific Holdings, Inc.* (d)	1,467	28,665
Parsley Energy, Inc., Class A* (d)	14,766	294,729
PBF Energy, Inc., Class A (d)	6,634	222,770
PDC Energy, Inc.* (d)	3,995	173,743
Peabody Energy Corp. (d)	3,981	114,533
Penn Virginia Corp.* (d)	675	30,308
Phillips 66 (d)	22,460	2,117,304
Pioneer Natural Resources Co. (d)	9,265	1,542,252
QEP Resources, Inc.* (d)	12,253	92,143
Range Resources Corp. (d)	13,081	118,252
Renewable Energy Group, Inc.* (d)	1,949	47,010
REX American Resources Corp.* (d)	255	21,550
Ring Energy, Inc.* (d)	2,619	13,566
Rosehill Resources, Inc.* (d)	111	523
SandRidge Energy, Inc.* (d)	1,401	11,712
Scorpio Tankers, Inc. (d)	2,462	63,470
SemGroup Corp., Class A (d)	4,242	55,401
Ship Finance International Ltd. (d)	4,417	56,361
SilverBow Resources, Inc.* (d)	322	5,841
SM Energy Co. (d)	5,753	91,645
Southwestern Energy Co.* (d)	33,818	133,581
SRC Energy, Inc.* (d)	12,599	77,484
Talos Energy, Inc.* (d)	903	26,819
Targa Resources Corp. (d)	12,416	498,502
Teekay Corp. (d)(e)	3,145	13,083
Teekay Tankers Ltd., Class A* (d)	8,693	9,475
Tellurian, Inc.* (d)(e)	4,623	43,919
Ultra Petroleum Corp.* (d)	7,253	3,049
Uranium Energy Corp.* (d)(e)	7,938	11,193
Valero Energy Corp. (d)	23,088	2,093,158
W&T Offshore, Inc.* (d)	5,403	34,471
Whiting Petroleum Corp.* (d)	4,619	126,514
Williams Cos., Inc. (The) (d)	65,005	1,841,592
World Fuel Services Corp. (d)	3,718	114,700
WPX Energy, Inc.* (d)	22,440	311,692
Zion Oil & Gas, Inc.* (d)	2,470	1,379

		70,132,615

Paper & Forest Products 0.0%†
Boise Cascade Co. (d)	2,057	56,958
Clearwater Paper Corp.* (d)	952	19,202
Domtar Corp. (d)	3,217	157,311
Louisiana-Pacific Corp. (d)	7,443	186,447
Neenah, Inc. (d)	869	58,962
PH Glatfelter Co. (d)	1,998	31,528
Schweitzer-Mauduit International, Inc. (d)	1,671	59,438
Verso Corp., Class A* (d)	1,869	41,716

		611,562

Common Stocks (continued)

	Shares	Value

Personal Products 0.1%
Coty, Inc., Class A (e)	33,250	$359,765
Edgewell Personal Care Co.* (d)	2,793	115,155
elf Beauty, Inc.* (d)	1,042	13,327
Estee Lauder Cos., Inc. (The), Class A (d)	11,666	2,004,336
Herbalife Nutrition Ltd.* (d)	5,922	312,978
Inter Parfums, Inc. (d)	913	66,183
Medifast, Inc. (d)	598	87,721
Natural Health Trends Corp. (d)	338	3,907
Nature’s Sunshine Products, Inc.* (d)	395	3,555
Nu Skin Enterprises, Inc., Class A (d)	3,346	170,211
Revlon, Inc., Class A* (d)(e)	374	7,985
USANA Health Sciences, Inc.* (d)	652	54,416

		3,199,539

Pharmaceuticals 2.5%
Aclaris Therapeutics, Inc.* (d)	1,618	10,193
Aerie Pharmaceuticals, Inc.* (d)	1,837	70,082
Akorn, Inc.* (d)	5,823	15,722
Allergan plc (d)	18,661	2,743,167
Amneal Pharmaceuticals, Inc.* (d)	4,492	57,812
Amphastar Pharmaceuticals, Inc.* (d)	1,931	41,690
Ampio Pharmaceuticals, Inc.* (d)	4,488	2,557
ANI Pharmaceuticals, Inc.* (d)	620	44,008
Aquestive Therapeutics, Inc.* (d)	516	2,946
Aratana Therapeutics, Inc.* (d)	2,118	9,955
Arvinas, Inc.* (d)	356	7,430
Assertio Therapeutics, Inc.* (d)	2,695	11,238
Bristol-Myers Squibb Co. (d)	89,984	4,177,957
Catalent, Inc.* (d)	7,948	356,229
Clearside Biomedical, Inc.* (d)(e)	1,283	1,591
Collegium Pharmaceutical, Inc.* (d)	1,343	18,708
Corcept Therapeutics, Inc.* (d)	5,002	61,925
Cymabay Therapeutics, Inc.* (d)	3,354	42,965
Dermira, Inc.* (d)	1,591	17,644
Dova Pharmaceuticals, Inc.* (d)	541	4,977
Durect Corp.* (d)	7,220	3,982
Elanco Animal Health, Inc.* (d)	18,377	578,876
Eli Lilly & Co. (d)	48,222	5,643,903
Eloxx Pharmaceuticals, Inc.* (d)	1,042	12,442
Endo International plc* (d)	11,466	85,995
Evolus, Inc.* (d)(e)	419	10,215
Horizon Pharma plc* (d)	9,856	251,624
Innovate Biopharmaceuticals, Inc.* (d)	939	1,512
Innoviva, Inc.* (d)	3,582	50,255
Intersect ENT, Inc.* (d)	1,583	51,432
Intra-Cellular Therapies, Inc.* (d)	2,545	33,518
Jazz Pharmaceuticals plc* (d)	3,237	420,066
Johnson & Johnson (d)	146,682	20,711,498
Kala Pharmaceuticals, Inc.* (d)	732	5,680
Lannett Co., Inc.* (d)(e)	1,352	10,397
Liquidia Technologies, Inc.* (d)	322	3,062
Mallinckrodt plc* (d)	4,249	65,690
Marinus Pharmaceuticals, Inc.* (d)(e)	2,170	10,720

31

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Medicines Co. (The)* (d)(e)	3,626	$115,851
Melinta Therapeutics, Inc.* (d)	317	1,388
Menlo Therapeutics, Inc.* (d)	458	3,298
Merck & Co., Inc. (d)	142,207	11,193,113
Mylan NV* (d)	28,063	757,420
MyoKardia, Inc.* (d)	1,745	83,725
Nektar Therapeutics* (d)	8,527	273,035
Neos Therapeutics, Inc.* (d)(e)	2,177	5,247
NGM Biopharmaceuticals, Inc.*	73	1,164
Ocular Therapeutix, Inc.* (d)	1,623	6,086
Odonate Therapeutics, Inc.* (d)	310	6,095
Omeros Corp.* (d)(e)	2,556	48,155
Optinose, Inc.* (d)	871	8,675
Osmotica Pharmaceuticals plc* (d)	459	1,845
Pacira BioSciences, Inc.* (d)	2,046	81,472
Paratek Pharmaceuticals, Inc.* (d)	1,487	8,193
Perrigo Co. plc (d)	6,999	335,392
Pfizer, Inc. (d)	312,812	12,703,295
Phibro Animal Health Corp., Class A (d)	1,135	39,396
Prestige Consumer Healthcare, Inc.* (d)	2,698	79,375
Reata Pharmaceuticals, Inc., Class A* (d)	981	76,969
resTORbio, Inc.* (d)	352	2,834
Revance Therapeutics, Inc.* (d)	2,065	27,341
scPharmaceuticals, Inc.* (d)	311	1,011
Sienna Biopharmaceuticals, Inc.* (d)	721	1,341
SIGA Technologies, Inc.* (d)	2,407	12,613
Supernus Pharmaceuticals, Inc.* (d)	2,954	108,500
Teligent, Inc.* (d)(e)	1,868	1,830
Tetraphase Pharmaceuticals, Inc.* (d)	2,458	2,605
TherapeuticsMD, Inc.* (d)(e)	10,009	43,039
Theravance Biopharma, Inc.* (d)	2,245	53,543
Tricida, Inc.* (d)	821	28,127
Verrica Pharmaceuticals, Inc.* (d)	493	4,930
WaVe Life Sciences Ltd.* (d)(e)	1,062	28,175
Xeris Pharmaceuticals, Inc.* (d)	940	9,588
Zoetis, Inc. (d)	26,505	2,699,269
Zogenix, Inc.* (d)	2,154	83,984
Zomedica Pharmaceuticals Corp.* (d)	2,033	855

		64,588,437

Professional Services 0.3%
Acacia Research Corp.* (d)	2,215	7,044
ASGN, Inc.* (d)	2,605	164,219
Barrett Business Services, Inc. (d)	326	23,752
BG Staffing, Inc. (d)	383	8,951
CBIZ, Inc.* (d)	2,777	53,624
CoStar Group, Inc.* (d)	1,918	951,807
CRA International, Inc. (d)	358	18,645
Equifax, Inc. (d)	6,529	822,328
Exponent, Inc. (d)	2,970	168,161
Forrester Research, Inc. (d)	482	24,515
Franklin Covey Co.* (d)	455	12,972

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
FTI Consulting, Inc.* (d)	2,269	$192,820
GP Strategies Corp.* (d)	565	7,192
Heidrick & Struggles International, Inc. (d)	1,038	37,140
Huron Consulting Group, Inc.* (d)	1,159	56,014
ICF International, Inc. (d)	957	74,522
IHS Markit Ltd.* (d)	21,182	1,212,881
InnerWorkings, Inc.* (d)	1,958	6,618
Insperity, Inc. (d)	2,114	252,750
Kelly Services, Inc., Class A (d)	1,434	31,921
Kforce, Inc. (d)	1,286	46,322
Korn Ferry (d)	2,906	136,640
ManpowerGroup, Inc. (d)	3,432	329,609
Mistras Group, Inc.* (d)	802	10,995
Navigant Consulting, Inc. (d)	2,220	50,683
Nielsen Holdings plc (d)	19,562	499,418
Resources Connection, Inc. (d)	1,362	21,874
Robert Half International, Inc. (d)	6,501	403,647
TransUnion (d)	9,899	689,465
TriNet Group, Inc.* (d)	2,542	158,468
TrueBlue, Inc.* (d)	2,124	51,316
Upwork, Inc.* (d)	577	11,534
Verisk Analytics, Inc. (d)	8,773	1,238,221
WageWorks, Inc.* (d)	2,082	101,581
Willdan Group, Inc.* (d)	444	17,551

		7,895,200

Real Estate Management & Development 0.1%
Altisource Portfolio Solutions SA* (d)	451	10,675
American Realty Investors, Inc.* (d)	94	1,289
CBRE Group, Inc., Class A* (d)	17,342	902,998
Consolidated-Tomoka Land Co. (d)	172	10,664
Cushman & Wakefield plc* (d)	3,312	65,048
Forestar Group, Inc.* (d)	483	9,307
FRP Holdings, Inc.* (d)	324	16,424
Griffin Industrial Realty, Inc. (d)	38	1,387
HFF, Inc., Class A (d)	1,914	91,087
Howard Hughes Corp. (The)* (d)	2,171	240,981
Jones Lang LaSalle, Inc. (d)	2,478	383,024
Kennedy-Wilson Holdings, Inc. (d)	7,329	157,867
Marcus & Millichap, Inc.* (d)	1,095	47,194
Maui Land & Pineapple Co., Inc.* (d)	311	3,723
Newmark Group, Inc., Class A (d)	7,693	65,544
RE/MAX Holdings, Inc., Class A (d)	995	43,113
Realogy Holdings Corp. (d)(e)	6,139	79,930
Redfin Corp.* (d)(e)	4,101	84,809
RMR Group, Inc. (The), Class A (d)	324	18,740
St Joe Co. (The)* (d)	2,676	45,599
Stratus Properties, Inc.* (d)	270	7,231
Tejon Ranch Co.* (d)	963	16,612
Transcontinental Realty Investors, Inc.* (d)	77	2,502
Trinity Place Holdings, Inc.* (d)	815	3,195

		2,308,943

32

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail 0.7%
AMERCO (d)	359	$133,968
ArcBest Corp. (d)	1,373	41,959
Avis Budget Group, Inc.* (d)	3,372	119,875
Covenant Transportation Group, Inc., Class A* (d)	569	11,113
CSX Corp. (d)	42,378	3,374,560
Daseke, Inc.* (d)	1,877	9,685
Genesee & Wyoming, Inc., Class A* (d)	3,228	286,162
Heartland Express, Inc. (d)	2,514	49,476
Hertz Global Holdings, Inc.* (d)	2,983	54,231
JB Hunt Transport Services, Inc. (d)	4,771	450,764
Kansas City Southern (d)	5,484	675,300
Knight-Swift Transportation Holdings, Inc. (d)	7,026	234,317
Landstar System, Inc. (d)	2,062	224,676
Lyft, Inc., Class A* (e)	243	14,531
Marten Transport Ltd. (d)	2,267	44,841
Norfolk Southern Corp. (d)	14,581	2,974,816
Old Dominion Freight Line, Inc. (d)	3,616	539,796
PAM Transportation Services, Inc.* (d)	100	5,002
Ryder System, Inc. (d)	2,973	187,299
Saia, Inc.* (d)	1,350	86,926
Schneider National, Inc., Class B (d)	2,532	52,919
Union Pacific Corp. (d)	39,590	7,009,014
Universal Logistics Holdings, Inc. (d)	380	9,280
US Xpress Enterprises, Inc., Class A* (d)	1,038	6,996
USA Truck, Inc.* (d)	363	5,169
Werner Enterprises, Inc. (d)	2,965	99,327
YRC Worldwide, Inc.* (d)	1,545	10,521

		16,712,523

Semiconductors & Semiconductor Equipment 2.5%
ACM Research, Inc., Class A* (d)	383	6,599
Adesto Technologies Corp.* (d)	1,118	7,122
Advanced Energy Industries, Inc.* (d)	2,343	135,332
Advanced Micro Devices, Inc.* (d)	50,526	1,396,033
Alpha & Omega Semiconductor Ltd.* (d)	909	11,272
Ambarella, Inc.* (d)	1,615	80,944
Amkor Technology, Inc.* (d)	5,641	51,108
Analog Devices, Inc. (d)	20,099	2,336,308
Applied Materials, Inc. (d)	52,055	2,294,064
Aquantia Corp.* (d)	1,006	9,567
Axcelis Technologies, Inc.* (d)	1,481	31,531
AXT, Inc.* (d)	1,749	9,969
Broadcom, Inc. (d)	22,203	7,069,435
Brooks Automation, Inc. (d)	4,104	153,941
Cabot Microelectronics Corp. (d)	1,601	202,126
CEVA, Inc.* (d)	1,600	40,304
Cirrus Logic, Inc.* (d)	3,058	145,500
Cohu, Inc. (d)	2,205	32,700
Cree, Inc.* (d)	5,642	372,880

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cypress Semiconductor Corp. (d)	20,200	$347,036
Diodes, Inc.* (d)	2,079	75,717
Entegris, Inc. (d)	7,836	320,179
First Solar, Inc.* (d)	4,519	278,054
FormFactor, Inc.* (d)	3,831	72,597
Ichor Holdings Ltd.* (d)	1,003	25,256
Impinj, Inc.* (d)	748	21,894
Inphi Corp.* (d)	2,253	102,872
Intel Corp. (d)	246,418	12,577,175
KLA-Tencor Corp. (d)	8,875	1,131,385
Kopin Corp.* (d)	2,689	3,361
Lam Research Corp. (d)	8,323	1,726,440
Lattice Semiconductor Corp.* (d)	5,822	75,395
MACOM Technology Solutions Holdings, Inc.* (d)	2,518	34,975
Marvell Technology Group Ltd. (d)	30,454	761,959
Maxim Integrated Products, Inc. (d)	14,879	892,740
MaxLinear, Inc.* (d)	3,264	87,834
Microchip Technology, Inc. (d)	12,777	1,276,295
Micron Technology, Inc.* (d)	61,000	2,565,660
MKS Instruments, Inc. (d)	2,733	248,730
Monolithic Power Systems, Inc. (d)	2,242	349,102
Nanometrics, Inc.* (d)	1,056	31,458
NeoPhotonics Corp.* (d)	1,634	11,160
NVE Corp. (d)	218	20,887
NVIDIA Corp. (d)	31,912	5,776,072
NXP Semiconductors NV (d)	18,499	1,953,864
ON Semiconductor Corp.* (d)	22,840	526,690
PDF Solutions, Inc.* (d)	1,266	16,433
Photronics, Inc.* (d)	2,977	27,805
Power Integrations, Inc. (d)	1,731	136,784
Qorvo, Inc.* (d)	6,712	507,494
QUALCOMM, Inc. (d)	66,312	5,711,453
Rambus, Inc.* (d)	6,764	77,515
Rudolph Technologies, Inc.* (d)	1,733	41,921
Semtech Corp.* (d)	3,621	195,063
Silicon Laboratories, Inc.* (d)	2,206	237,498
Skyworks Solutions, Inc. (d)	9,491	836,916
SMART Global Holdings, Inc.* (d)	596	12,957
SunPower Corp.* (d)	3,884	28,043
Synaptics, Inc.* (d)	1,797	67,693
Teradyne, Inc. (d)	9,853	482,797
Texas Instruments, Inc. (d)	52,720	6,211,998
Ultra Clean Holdings, Inc.* (d)	1,752	20,971
Universal Display Corp. (d)	2,304	367,718
Veeco Instruments, Inc.* (d)	2,212	26,942
Versum Materials, Inc. (d)	5,963	311,149
Xilinx, Inc. (d)	13,765	1,653,727
Xperi Corp. (d)	2,598	64,560

		62,718,959

Software 4.4%
2U, Inc.* (d)	3,081	186,400
8x8, Inc.* (d)	5,654	135,244
A10 Networks, Inc.* (d)	4,636	29,949
ACI Worldwide, Inc.* (d)	6,379	226,582
Adobe, Inc.* (d)	26,976	7,802,808
Agilysys, Inc.* (d)	711	13,601

33

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Alarm.com Holdings, Inc.* (d)	1,596	$113,124
Altair Engineering, Inc., Class A* (d)	1,371	54,072
Alteryx, Inc., Class A* (d)	1,661	147,231
Amber Road, Inc.* (d)	1,096	9,908
American Software, Inc., Class A (d)	1,307	16,926
Anaplan, Inc.* (d)	1,053	41,457
ANSYS, Inc.* (d)	4,532	887,366
Appfolio, Inc., Class A* (d)	826	80,213
Aspen Technology, Inc.* (d)	3,822	465,940
Asure Software, Inc.* (d)	589	4,099
Atlassian Corp. plc, Class A* (d)	5,479	603,512
Autodesk, Inc.* (d)	11,905	2,121,590
Avalara, Inc.* (d)	1,448	85,244
Avaya Holdings Corp.* (d)	5,369	102,440
Benefitfocus, Inc.* (d)	1,429	58,203
Blackbaud, Inc. (d)	2,672	211,863
Blackline, Inc.* (d)	1,895	96,797
Bottomline Technologies DE, Inc.* (d)	2,154	108,928
Box, Inc., Class A* (d)	7,763	160,073
Cadence Design Systems, Inc.* (d)	14,801	1,026,893
Carbon Black, Inc.* (d)	1,747	24,004
CDK Global, Inc. (d)	6,793	409,754
Ceridian HCM Holding, Inc.* (d)	2,777	147,597
ChannelAdvisor Corp.* (d)	1,182	13,888
Cision Ltd.* (d)	3,621	43,669
Citrix Systems, Inc. (d)	7,607	768,003
Cloudera, Inc.* (d)	10,361	115,318
CommVault Systems, Inc.* (d)	2,058	108,251
Cornerstone OnDemand, Inc.* (d)	3,119	170,453
Coupa Software, Inc.* (d)	3,054	315,570
Digimarc Corp.* (d)(e)	516	15,372
DocuSign, Inc.* (d)	5,170	292,984
Domo, Inc., Class B* (d)	764	29,269
Ebix, Inc. (d)(e)	1,269	64,059
eGain Corp.* (d)	825	8,242
Elastic NV* (d)	369	31,568
Envestnet, Inc.* (d)	2,296	162,993
Everbridge, Inc.* (d)	1,718	126,943
Fair Isaac Corp.* (d)	1,572	439,767
FireEye, Inc.* (d)	11,407	182,740
Five9, Inc.* (d)	2,931	155,548
ForeScout Technologies, Inc.* (d)	1,654	69,534
Fortinet, Inc.* (d)	7,198	672,437
Guidewire Software, Inc.* (d)	4,466	475,629
HubSpot, Inc.* (d)	2,050	378,204
Instructure, Inc.* (d)	1,641	70,694
Intuit, Inc. (d)	13,360	3,354,162
j2 Global, Inc. (d)	2,398	210,113
LivePerson, Inc.* (d)	3,642	106,820
LogMeIn, Inc. (d)	2,800	230,720
Majesco* (d)	300	2,340
Manhattan Associates, Inc.* (d)	3,324	224,204
Microsoft Corp. (d)	414,547	54,139,838
MicroStrategy, Inc., Class A* (d)	454	67,964
Mitek Systems, Inc.* (d)	1,539	18,314
MobileIron, Inc.* (d)	3,404	20,186
Model N, Inc.* (d)	1,188	22,025

Common Stocks (continued)

	Shares	Value

Software (continued)
Monotype Imaging Holdings, Inc. (d)	2,288	$39,445
New Relic, Inc.* (d)	2,480	260,995
Nuance Communications, Inc.* (d)	15,705	264,315
Nutanix, Inc., Class A* (d)	7,614	328,849
OneSpan, Inc.* (d)	1,442	26,735
Oracle Corp. (d)	132,091	7,308,595
Palo Alto Networks, Inc.* (d)	4,841	1,204,586
Park City Group, Inc.* (d)	621	4,800
Paycom Software, Inc.* (d)	2,919	591,185
Paylocity Holding Corp.* (d)	1,481	142,991
Pegasystems, Inc. (d)	1,951	146,344
Pluralsight, Inc., Class A* (d)	2,949	104,660
Progress Software Corp. (d)	2,305	105,131
Proofpoint, Inc.* (d)	2,778	348,417
PROS Holdings, Inc.* (d)	1,667	85,417
PTC, Inc.* (d)	6,374	576,656
Q2 Holdings, Inc.* (d)	2,183	164,642
QAD, Inc., Class A (d)	474	22,216
Qualys, Inc.* (d)	1,925	173,750
Rapid7, Inc.* (d)	1,911	103,844
RealPage, Inc.* (d)	3,989	260,123
Red Hat, Inc.* (d)	9,664	1,763,970
Rimini Street, Inc.* (d)	475	2,413
RingCentral, Inc., Class A* (d)	4,276	497,598
SailPoint Technologies Holding, Inc.* (d)	4,037	114,086
salesforce.com, Inc.* (d)	39,617	6,550,671
SecureWorks Corp., Class A* (d)	391	7,593
ServiceNow, Inc.* (d)	9,532	2,588,033
ShotSpotter, Inc.* (d)	337	17,760
SolarWinds Corp.* (d)	1,146	22,404
Splunk, Inc.* (d)	7,916	1,092,725
SPS Commerce, Inc.* (d)	890	92,329
SS&C Technologies Holdings, Inc. (d)	11,396	771,053
SVMK, Inc.* (d)	806	14,427
Symantec Corp. (d)	34,694	839,942
Synopsys, Inc.* (d)	7,832	948,299
Tableau Software, Inc., Class A* (d)	3,700	450,697
Telaria, Inc.* (d)	1,998	14,406
Telenav, Inc.* (d)	1,451	9,040
Tenable Holdings, Inc.* (d)	1,624	58,302
Teradata Corp.* (d)	6,541	297,419
TiVo Corp. (d)	6,430	60,249
Trade Desk, Inc. (The), Class A* (d)	2,068	458,021
Tyler Technologies, Inc.* (d)	2,085	483,532
Ultimate Software Group, Inc. (The)* (d)	1,661	549,210
Upland Software, Inc.* (d)	1,115	51,836
Varonis Systems, Inc.* (d)	1,478	105,160
Verint Systems, Inc.* (d)	3,688	222,718
Veritone, Inc.* (d)	385	2,383
VirnetX Holding Corp.* (d)(e)	2,699	17,220
VMware, Inc., Class A (d)	3,801	775,898
Workday, Inc., Class A* (d)	7,799	1,603,708
Workiva, Inc.* (d)	1,515	80,507
Yext, Inc.* (d)	4,671	102,342
Zendesk, Inc.* (d)	6,466	567,585
Zix Corp.* (d)	2,429	19,796

34

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Zoom Video Communications, Inc., Class A*	36	$2,609
Zscaler, Inc.* (d)	3,331	227,541

		112,226,817

Specialty Retail 1.5%
Aaron’s, Inc. (d)	3,577	199,203
Abercrombie & Fitch Co., Class A (d)	3,403	101,716
Advance Auto Parts, Inc. (d)	3,832	637,338
American Eagle Outfitters, Inc. (d)	9,126	217,016
America’s Car-Mart, Inc.* (d)	263	26,050
Asbury Automotive Group, Inc.* (d)	1,013	81,222
Ascena Retail Group, Inc.* (d)	7,967	9,481
At Home Group, Inc.* (d)	2,424	56,940
AutoNation, Inc.* (d)	2,874	120,507
AutoZone, Inc.* (d)	1,381	1,420,096
Barnes & Noble Education, Inc.* (d)	1,778	7,645
Barnes & Noble, Inc. (d)	3,463	17,419
Bed Bath & Beyond, Inc. (d)(e)	6,821	113,979
Best Buy Co., Inc. (d)	12,622	939,203
Big 5 Sporting Goods Corp. (d)	921	2,422
Boot Barn Holdings, Inc.* (d)	1,913	55,075
Buckle, Inc. (The) (d)(e)	1,606	29,679
Burlington Stores, Inc.* (d)	3,641	615,001
Caleres, Inc. (d)	2,166	56,814
Camping World Holdings, Inc., Class A (d)(e)	1,878	28,020
CarMax, Inc.* (d)(e)	9,306	724,565
Carvana Co.* (d)(e)	1,700	121,652
Cato Corp. (The), Class A (d)	1,400	21,224
Chico’s FAS, Inc. (d)	6,754	23,639
Children’s Place, Inc. (The) (d)(e)	811	91,497
Citi Trends, Inc. (d)	548	10,144
Conn’s, Inc.* (d)	1,186	30,682
Container Store Group, Inc. (The)* (d)	733	6,333
Designer Brands, Inc. (d)	3,817	84,928
Dick’s Sporting Goods, Inc. (d)	3,702	136,974
Express, Inc.* (d)	4,109	15,121
Five Below, Inc.* (d)	2,986	437,121
Floor & Decor Holdings, Inc., Class A* (d)	3,360	161,347
Foot Locker, Inc. (d)	6,129	350,640
Francesca’s Holdings Corp.* (d)	1,596	1,104
GameStop Corp., Class A (d)(e)	5,204	45,015
Gap, Inc. (The) (d)	11,879	309,804
Genesco, Inc.* (d)	1,064	47,678
GNC Holdings, Inc., Class A* (d)	3,777	8,385
Group 1 Automotive, Inc. (d)	980	76,744
Guess?, Inc. (d)	2,987	60,845
Haverty Furniture Cos., Inc. (d)	1,582	37,683
Hibbett Sports, Inc.* (d)	1,184	24,509
Home Depot, Inc. (The) (d)	61,755	12,579,494
Hudson Ltd., Class A* (d)	2,208	33,871
J. Jill, Inc. (d)	751	4,213
Kirkland’s, Inc.* (d)	679	3,993

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
L Brands, Inc. (d)	12,517	$320,936
Lithia Motors, Inc., Class A (d)	1,152	130,775
Lowe’s Cos., Inc. (d)	43,984	4,976,350
Lumber Liquidators Holdings, Inc.* (d)(e)	1,302	17,212
MarineMax, Inc.* (d)	1,299	22,460
Michaels Cos., Inc. (The)* (d)	4,952	55,661
Monro, Inc. (d)	1,633	136,894
Murphy USA, Inc.* (d)	1,535	131,196
National Vision Holdings, Inc.* (d)	3,207	86,589
Office Depot, Inc. (d)	28,174	67,618
O’Reilly Automotive, Inc.* (d)	4,213	1,594,915
Party City Holdco, Inc.* (d)	3,172	21,252
Penske Automotive Group, Inc. (d)	1,859	85,365
Pier 1 Imports, Inc.* (d)	3,715	3,369
Rent-A-Center, Inc.* (d)	2,386	59,483
RH* (d)(e)	980	104,576
Ross Stores, Inc. (d)	19,951	1,948,415
RTW RetailWinds, Inc.* (d)	1,354	3,141
Sally Beauty Holdings, Inc.* (d)	7,126	126,130
Shoe Carnival, Inc. (d)	460	16,404
Signet Jewelers Ltd. (d)	2,692	62,401
Sleep Number Corp.* (d)	1,699	59,125
Sonic Automotive, Inc., Class A (d)	1,096	22,172
Sportsman’s Warehouse Holdings, Inc.* (d)	1,716	7,653
Tailored Brands, Inc. (d)	2,763	22,518
Tiffany & Co. (d)	6,677	719,914
Tile Shop Holdings, Inc. (d)	1,826	8,874
Tilly’s, Inc., Class A (d)	941	11,066
TJX Cos., Inc. (The) (d)	68,070	3,735,682
Tractor Supply Co. (d)	6,627	685,895
Ulta Beauty, Inc.* (d)	3,091	1,078,697
Urban Outfitters, Inc.* (d)	3,842	114,223
Williams-Sonoma, Inc. (d)	4,431	253,320
Winmark Corp. (d)	215	39,678
Zumiez, Inc.* (d)	852	22,689

		36,936,679

Technology Hardware, Storage & Peripherals 2.3%
3D Systems Corp.* (d)(e)	5,619	59,786
Apple, Inc. (d)	260,031	52,180,421
Avid Technology, Inc.* (d)	1,261	9,584
Cray, Inc.* (d)	2,147	56,380
Dell Technologies, Inc., Class C* (d)	8,161	550,133
Diebold Nixdorf, Inc.* (d)	4,283	43,215
Eastman Kodak Co.* (d)	773	1,902
Electronics For Imaging, Inc.* (d)	2,438	90,669
Hewlett Packard Enterprise Co. (d)	76,615	1,211,283
HP, Inc. (d)	84,742	1,690,603
Immersion Corp.* (d)	1,790	16,916
NCR Corp.* (d)	6,695	193,820
NetApp, Inc. (d)	13,817	1,006,568
Pure Storage, Inc., Class A* (d)	8,489	194,059
Stratasys Ltd.* (d)	2,660	61,845
USA Technologies, Inc.* (d)(e)	2,615	14,827
Western Digital Corp. (d)	15,651	800,079
Xerox Corp. (d)	10,992	366,693

		58,548,783

35

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.* (d)	7,703	$339,548
Carter’s, Inc. (d)	2,490	263,716
Columbia Sportswear Co. (d)	1,786	178,546
Crocs, Inc.* (d)	3,393	94,495
Culp, Inc. (d)	512	10,506
Deckers Outdoor Corp.* (d)	1,665	263,420
Fossil Group, Inc.* (d)(e)	2,471	32,296
G-III Apparel Group Ltd.* (d)	2,259	97,476
Hanesbrands, Inc. (d)	19,592	354,027
Lululemon Athletica, Inc.* (d)	5,102	899,738
Movado Group, Inc. (d)	718	25,597
NIKE, Inc., Class B (d)	67,615	5,938,625
Oxford Industries, Inc. (d)	886	73,591
PVH Corp. (d)	4,192	540,726
Ralph Lauren Corp. (d)	2,869	377,503
Rocky Brands, Inc. (d)	313	7,985
Skechers U.S.A., Inc., Class A* (d)	7,265	230,010
Steven Madden Ltd. (d)	4,510	163,939
Superior Group of Cos., Inc. (d)	415	6,947
Tapestry, Inc. (d)	15,790	509,543
Under Armour, Inc., Class A* (d)	20,619	449,947
Unifi, Inc.* (d)	714	14,423
Vera Bradley, Inc.* (d)	1,012	12,427
VF Corp. (d)	17,675	1,668,697
Wolverine World Wide, Inc. (d)	4,788	176,246

		12,729,974

Thrifts & Mortgage Finance 0.1%
Axos Financial, Inc.* (d)	3,029	99,109
Bank7 Corp.* (d)	157	2,719
Bridgewater Bancshares, Inc.* (d)	1,064	11,374
Capitol Federal Financial, Inc. (d)	6,933	95,675
Columbia Financial, Inc.* (d)	2,826	44,820
Dime Community Bancshares, Inc. (d)	1,444	29,097
Entegra Financial Corp.* (d)	308	9,086
ESSA Bancorp, Inc. (d)	436	6,675
Essent Group Ltd.* (d)	5,466	259,362
Federal Agricultural Mortgage Corp., Class C (d)	503	38,469
First Defiance Financial Corp. (d)	1,541	45,475
Flagstar Bancorp, Inc. (d)	1,601	57,236
FS Bancorp, Inc. (d)	176	9,097
Greene County Bancorp, Inc. (d)	139	4,298
Hingham Institution for Savings (d)	61	11,286
Home Bancorp, Inc. (d)	362	13,264
HomeStreet, Inc.* (d)	1,155	32,502
Impac Mortgage Holdings, Inc.* (d)	462	1,589
Kearny Financial Corp. (d)	5,486	76,804
LendingTree, Inc.* (d)	409	157,391
Luther Burbank Corp.	2,595	27,325
Merchants Bancorp (d)	749	18,111
Meridian Bancorp, Inc. (d)	3,492	60,132
Meta Financial Group, Inc. (d)	1,283	33,050
MGIC Investment Corp.* (d)	19,305	282,625
Mr. Cooper Group, Inc.* (d)	3,978	34,211
New York Community Bancorp, Inc. (d)	23,718	275,840
NMI Holdings, Inc., Class A* (d)	3,239	90,951

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Northfield Bancorp, Inc. (d)	2,012	$30,180
Northwest Bancshares, Inc. (d)	5,177	90,235
OceanFirst Financial Corp. (d)	2,602	65,518
Oconee Federal Financial Corp. (d)	83	2,176
Ocwen Financial Corp.* (d)	5,394	9,116
OP Bancorp (d)	573	5,398
Oritani Financial Corp. (d)	2,753	47,765
PCSB Financial Corp. (d)	749	14,269
PDL Community Bancorp* (d)	401	5,803
PennyMac Financial Services, Inc. (d)	910	20,293
Provident Bancorp, Inc.* (d)	202	4,949
Provident Financial Services, Inc. (d)	3,236	85,819
Prudential Bancorp, Inc. (d)	402	7,019
Radian Group, Inc. (d)	11,859	277,738
Riverview Bancorp, Inc. (d)	981	7,279
SI Financial Group, Inc. (d)	509	7,289
Southern Missouri Bancorp, Inc. (d)	337	11,306
Sterling Bancorp, Inc. (d)	1,024	10,025
Territorial Bancorp, Inc. (d)	357	10,335
TFS Financial Corp. (d)	2,704	44,995
Timberland Bancorp, Inc. (d)	334	10,421
TrustCo Bank Corp. (d)	4,809	38,472
United Community Financial Corp. (d)	3,963	36,499
United Financial Bancorp, Inc. (d)	2,813	37,104
Walker & Dunlop, Inc. (d)	1,431	78,633
Washington Federal, Inc. (d)	4,308	142,767
Waterstone Financial, Inc. (d)	1,135	18,796
Western New England Bancorp, Inc. (d)	1,167	11,273
WSFS Financial Corp. (d)	2,634	113,736

		3,072,781

Tobacco 0.5%
22nd Century Group, Inc.* (d)	5,293	11,592
Altria Group, Inc. (d)	103,570	5,626,958
Philip Morris International, Inc. (d)	84,898	7,348,771
Pyxus International, Inc.* (d)	380	8,676
Turning Point Brands, Inc. (d)	368	15,739
Universal Corp. (d)	1,264	68,079
Vector Group Ltd. (d)	5,468	52,110

		13,131,925

Trading Companies & Distributors 0.2%
Air Lease Corp. (d)	5,493	211,810
Aircastle Ltd. (d)	2,882	57,409
Applied Industrial Technologies, Inc. (d)	2,263	135,644
Beacon Roofing Supply, Inc.* (d)	3,954	148,908
BlueLinx Holdings, Inc.* (d)	405	10,417
BMC Stock Holdings, Inc.* (d)	3,535	72,750
CAI International, Inc.* (d)	1,028	25,525
DXP Enterprises, Inc.* (d)	946	40,574
EVI Industries, Inc. (d)	176	6,424
Fastenal Co. (d)	15,664	1,105,095
Foundation Building Materials, Inc.* (d)	670	9,105

36

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
GATX Corp. (d)	2,138	$164,904
General Finance Corp.* (d)	503	4,678
GMS, Inc.* (d)	1,496	26,360
H&E Equipment Services, Inc. (d)	1,710	52,001
HD Supply Holdings, Inc.* (d)	9,703	443,330
Herc Holdings, Inc.* (d)	1,333	64,197
Kaman Corp. (d)	1,419	87,850
Lawson Products, Inc.* (d)	306	10,049
MRC Global, Inc.* (d)	4,452	77,153
MSC Industrial Direct Co., Inc., Class A (d)	2,255	188,631
NOW, Inc.* (d)	5,583	81,623
Rush Enterprises, Inc., Class A (d)	1,818	77,018
SiteOne Landscape Supply, Inc.* (d)	2,080	139,984
Systemax, Inc. (d)	560	12,718
Textainer Group Holdings Ltd.* (d)	1,250	11,988
Titan Machinery, Inc.* (d)	864	14,861
Triton International Ltd. (d)	2,658	87,581
United Rentals, Inc.* (d)	4,377	616,807
Univar, Inc.* (d)	7,157	159,816
Veritiv Corp.* (d)	528	14,726
Watsco, Inc. (d)	1,744	276,372
WESCO International, Inc.* (d)	2,610	149,396
Willis Lease Finance Corp.* (d)	139	6,911
WW Grainger, Inc. (d)	2,483	700,206

		5,292,821

Transportation Infrastructure 0.0%†
Macquarie Infrastructure Corp. (d)	4,682	189,668

Water Utilities 0.1%
American States Water Co. (d)	2,155	153,371
American Water Works Co., Inc. (d)	9,808	1,061,128
Aqua America, Inc. (d)	11,402	445,362
AquaVenture Holdings Ltd.* (d)	504	9,803
Artesian Resources Corp., Class A	792	28,734
Cadiz, Inc.* (d)	1,038	10,629
California Water Service Group (d)	2,834	142,805
Connecticut Water Service, Inc. (d)	658	45,119
Consolidated Water Co. Ltd.	1,941	24,573
Global Water Resources, Inc. (d)	493	4,807
Middlesex Water Co. (d)	856	49,640
Pure Cycle Corp.* (d)	784	7,879
SJW Group (d)	1,206	74,844
York Water Co. (The) (d)	1,081	36,786

		2,095,480

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.* (d)	2,182	49,619
Gogo, Inc.* (d)	2,635	13,860
NII Holdings, Inc.* (d)	5,316	10,419
Shenandoah Telecommunications Co. (d)	2,742	113,327
Spok Holdings, Inc.	2,047	28,351
Sprint Corp.* (d)	36,230	202,163

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc. (d)	5,817	$185,446
T-Mobile US, Inc.* (d)	16,676	1,217,181
United States Cellular Corp.* (d)	729	35,065

		1,855,431

Total Common Stocks (cost $1,487,487,632)		1,611,962,726

Corporate Bonds 13.1%

	Principal Amount

Aerospace & Defense 0.4%
General Dynamics Corp., (ICE LIBOR USD 3 Month + 0.38%), 3.08%, 5/11/2021 (f)	$3,305,000	3,313,186
Northrop Grumman Corp., 2.08%, 10/15/2020	4,300,000	4,263,219
United Technologies Corp., 1.90%, 5/4/2020	500,000	495,821
(ICE LIBOR USD 3 Month + 0.65%),
3.33%, 8/16/2021 (f)	2,500,000	2,502,524

		10,574,750

Automobiles 0.2%
BMW US Capital LLC, 2.15%, 4/6/2020 (a)	2,500,000	2,488,187
Daimler Finance North America LLC, (ICE LIBOR USD 3 Month + 0.55%), 3.29%, 5/4/2021 (a)(f)	2,400,000	2,400,974
General Motors Co., (ICE LIBOR USD 3 Month + 0.90%), 3.50%, 9/10/2021 (f)	230,000	229,480

		5,118,641

Banks 3.5%
ABN AMRO Bank NV, (ICE LIBOR USD 3 Month + 0.57%), 3.21%, 8/27/2021 (a)(f)	3,000,000	3,010,530
Banco Santander Chile, 2.50%, 12/15/2020 (a)	1,880,000	1,862,422
Banco Santander SA, (ICE LIBOR USD 3 Month + 1.09%), 3.74%, 2/23/2023 (f)	4,400,000	4,384,281
Bank of America Corp., 2.63%, 10/19/2020	2,000,000	2,001,295
2.63%, 4/19/2021	4,000,000	3,991,386
3.30%, 1/11/2023	2,400,000	2,430,355
(ICE LIBOR USD 3 Month + 0.79%),
3.39%, 3/5/2024 (f)	2,000,000	2,003,084
Bank of Montreal, Series D, (ICE LIBOR USD 3 Month + 0.46%), 3.06%, 4/13/2021 (f)	3,000,000	3,013,397

37

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of Nova Scotia (The),
2.45%, 9/19/2022	$1,000,000	$995,374
BNP Paribas SA,
2.38%, 5/21/2020	2,400,000	2,392,484
3.50%, 3/1/2023 (a)	2,000,000	2,017,998
Citigroup, Inc.,
2.70%, 3/30/2021	7,000,000	6,990,580
(ICE LIBOR USD 3 Month + 0.72%),
3.14%, 1/24/2023 (f)	1,500,000	1,505,871
Credit Agricole SA,
(ICE LIBOR USD 3 Month + 0.97%), 3.57%, 6/10/2020 (a)(f)	1,200,000	1,209,084
(ICE LIBOR USD 3 Month + 1.18%), 3.77%, 7/1/2021 (a)(f)	1,400,000	1,420,981
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/2020	500,000	501,308
HSBC Holdings plc, 3.60%, 5/25/2023	4,450,000	4,545,915
Intesa Sanpaolo SpA,
3.13%, 7/14/2022 (a)	2,000,000	1,959,154
3.38%, 1/12/2023 (a)	2,000,000	1,965,634
JPMorgan Chase & Co., (ICE LIBOR USD 3 Month + 1.00%), 4.02%, 12/5/2024 (f)	4,520,000	4,686,988
Lloyds Banking Group plc,
3.10%, 7/6/2021	2,000,000	2,005,205
3.90%, 3/12/2024	600,000	611,651
Manufacturers & Traders Trust Co., 2.05%, 8/17/2020	4,500,000	4,466,167
MUFG Bank Ltd., 2.30%, 3/5/2020 (a)	1,950,000	1,943,752
Nordea Bank Abp, 4.88%, 5/13/2021 (a)	500,000	513,332
Royal Bank of Canada, 2.13%, 3/2/2020	2,000,000	1,991,226
(ICE LIBOR USD 3 Month + 0.66%),
3.26%, 10/5/2023 (f)	5,400,000	5,389,156
Santander UK Group Holdings plc , 3.57%, 1/10/2023	500,000	501,718
Standard Chartered plc, 3.95%, 1/11/2023 (a)	4,000,000	4,019,062
Sumitomo Mitsui Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.80%), 3.40%, 10/16/2023 (f)	2,500,000	2,507,320
Svenska Handelsbanken AB, (ICE LIBOR USD 3 Month + 0.47%), 3.12%, 5/24/2021 (f)	2,000,000	2,008,302
Toronto-Dominion Bank (The), 3.25%, 6/11/2021	2,000,000	2,024,067

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Wells Fargo & Co.,
Series N, 2.15%, 1/30/2020	$2,000,000	$1,991,971
Series N, (ICE LIBOR USD 3 Month + 0.68%), 3.26%, 1/30/2020 (f)	1,500,000	1,506,269
(ICE LIBOR USD 3 Month + 1.23%), 3.81%, 10/31/2023 (f)	4,000,000	4,077,958

		88,445,277

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	3,000,000	2,995,763
Anheuser-Busch InBev Worldwide, Inc., (ICE LIBOR USD 3 Month + 0.74%), 3.34%, 1/12/2024 (f)	1,500,000	1,501,029
Constellation Brands, Inc., (ICE LIBOR USD 3 Month + 0.70%), 3.38%, 11/15/2021 (f)	3,000,000	3,002,268
Molson Coors Brewing Co., 2.25%, 3/15/2020	1,554,000	1,545,979

		9,045,039

Biotechnology 0.4%
AbbVie, Inc., 2.90%, 11/6/2022	4,200,000	4,187,865
Amgen, Inc., 2.13%, 5/1/2020	1,000,000	994,430
Celgene Corp.,
2.88%, 8/15/2020	2,000,000	2,001,800
2.25%, 8/15/2021	1,845,000	1,818,094
Gilead Sciences, Inc., 2.55%, 9/1/2020	1,000,000	998,369

		10,000,558

Capital Markets 0.7%
Bank of New York Mellon Corp. (The), (ICE LIBOR USD 3 Month + 0.87%), 3.55%, 8/17/2020 (f)	4,000,000	4,045,206
Credit Suisse AG, 3.63%, 9/9/2024	2,830,000	2,898,406
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.36%), 3.94%, 4/23/2021 (f)	7,950,000	8,075,751
Morgan Stanley,
5.50%, 1/26/2020	1,200,000	1,223,764
(ICE LIBOR USD 3 Month + 1.40%),
3.99%, 4/21/2021 (f)	1,000,000	1,017,934

		17,261,061

38

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals 0.1%
Equate Petrochemical BV, 3.00%, 3/3/2022 (a)	$1,990,000	$1,967,692

Commercial Services & Supplies 0.1%
Republic Services, Inc., 5.25%, 11/15/2021	1,000,000	1,059,290

Consumer Finance 0.3%
AerCap Ireland Capital DAC, 4.50%, 5/15/2021	1,500,000	1,534,224
American Express Co., (ICE LIBOR USD 3 Month + 0.60%), 3.33%, 11/5/2021 (f)	2,500,000	2,511,331
American Express Credit Corp., Series F, 2.60%, 9/14/2020	2,000,000	1,997,240
General Motors Financial Co., Inc., 3.70%, 11/24/2020	1,500,000	1,514,786

		7,557,581

Diversified Financial Services 0.4%
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	2,500,000	2,472,959
Shell International Finance BV,
(ICE LIBOR USD 3 Month + 0.45%), 3.15%, 5/11/2020 (f)	3,457,000	3,471,397
(ICE LIBOR USD 3 Month + 0.40%), 3.09%, 11/13/2023 (f)	4,000,000	4,002,421

		9,946,777

Diversified Telecommunication Services 0.2%
AT&T, Inc., (ICE LIBOR USD 3 Month + 1.18%), 3.78%, 6/12/2024 (f)	6,000,000	6,025,920

Electric Utilities 0.5%
Duke Energy Carolinas LLC, 2.50%, 3/15/2023	1,000,000	993,056
Duke Energy Corp.,
3.55%, 9/15/2021	2,300,000	2,334,019
2.40%, 8/15/2022	1,000,000	987,389
FirstEnergy Corp.,
Series A, 2.85%, 7/15/2022	2,855,000	2,834,711
Series B, 4.25%, 3/15/2023	2,162,000	2,250,577
Georgia Power Co., Series C, 2.00%, 9/8/2020	1,700,000	1,685,288
Perusahaan Listrik Negara PT, 5.45%, 5/21/2028 (a)	1,830,000	1,954,155

		13,039,195

Energy Equipment & Services 0.0%†
Halliburton Co., 3.25%, 11/15/2021	767,000	773,858

Corporate Bonds (continued)

	Principal Amount	Value

Food & Staples Retailing 0.2%
Walmart, Inc., (ICE LIBOR USD 3 Month + 0.23%), 2.83%, 6/23/2021 (f)	$5,080,000	$5,096,408

Food Products 0.1%
JM Smucker Co. (The), 2.50%, 3/15/2020	1,000,000	997,463
Kraft Heinz Foods Co., 2.80%, 7/2/2020	1,000,000	998,623
Mondelez International Holdings Netherlands BV, 1.63%, 10/28/2019 (a)	225,000	223,721
Tyson Foods, Inc., 2.25%, 8/23/2021	1,000,000	989,095

		3,208,902

Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.,
2.40%, 6/5/2020	2,097,000	2,086,021
(ICE LIBOR USD 3 Month + 0.88%),
3.48%, 12/29/2020 (f)	683,000	683,128
3.36%, 6/6/2024	1,000,000	1,002,256
Medtronic, Inc., 3.13%, 3/15/2022	3,000,000	3,040,078

		6,811,483

Health Care Providers & Services 0.8%
Anthem, Inc., 2.50%, 11/21/2020	2,200,000	2,188,764
Cigna Corp.,
(ICE LIBOR USD 3 Month + 0.65%), 3.26%, 9/17/2021 (a)(f)	1,500,000	1,500,391
(ICE LIBOR USD 3 Month + 0.89%), 3.49%, 7/15/2023 (a)(f)	3,200,000	3,186,287
CVS Health Corp.,
2.25%, 8/12/2019	1,500,000	1,497,532
(ICE LIBOR USD 3 Month + 0.72%),
3.32%, 3/9/2021 (f)	4,000,000	4,016,150
3.70%, 3/9/2023	2,280,000	2,312,000
Humana, Inc.,
2.63%, 10/1/2019	1,200,000	1,198,675
2.50%, 12/15/2020	610,000	606,036
3.15%, 12/1/2022	1,500,000	1,507,366
UnitedHealth Group, Inc.,
(ICE LIBOR USD 3 Month + 0.07%),
2.67%, 10/15/2020 (f)	2,080,000	2,075,723
2.88%, 12/15/2021	1,000,000	1,005,357

		21,094,281

Industrial Conglomerates 0.5%
3M Co.,
2.25%, 3/15/2023	2,000,000	1,975,817

39

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates (continued)
3M Co., (continued)
(ICE LIBOR USD 3 Month + 0.30%),
2.99%, 2/14/2024 (f)	$2,600,000	$2,598,094
General Electric Co., 3.15%, 9/7/2022	7,000,000	6,994,714

		11,568,625

Interactive Media & Services 0.1%
Tencent Holdings Ltd., Reg. S, 2.99%, 1/19/2023	1,980,000	1,965,984

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc., 1.90%, 8/21/2020	1,500,000	1,488,527

IT Services 0.2%
Visa, Inc., 2.20%, 12/14/2020	6,000,000	5,970,360

Media 0.5%
Charter Communications Operating LLC, (ICE LIBOR USD 3 Month + 1.65%), 4.39%, 2/1/2024 (f)	3,700,000	3,721,681
Comcast Corp.,
(ICE LIBOR USD 3 Month + 0.33%), 2.92%, 10/1/2020 (f)	1,650,000	1,653,099
(ICE LIBOR USD 3 Month + 0.63%), 3.23%, 4/15/2024 (f)	4,700,000	4,712,817
Time Warner Cable LLC, 5.00%, 2/1/2020	3,500,000	3,549,185

		13,636,782

Metals & Mining 0.3%
ArcelorMittal, 5.50%, 3/1/2021 (c)	1,000,000	1,044,664
Glencore Finance Canada Ltd., 4.25%, 10/25/2022 (a)(c)	1,000,000	1,032,000
Glencore Funding LLC,
3.00%, 10/27/2022 (a)	1,240,000	1,226,630
4.13%, 3/12/2024 (a)	2,000,000	2,028,056
Southern Copper Corp., 3.88%, 4/23/2025	1,860,000	1,880,503
Vale Overseas Ltd.,
4.38%, 1/11/2022	150,000	152,625
6.88%, 11/21/2036	520,000	603,460

		7,967,938

Multi-Utilities 0.1%
Consolidated Edison, Inc., 2.00%, 5/15/2021	1,100,000	1,083,856
Dominion Energy, Inc., 2.56%, 7/1/2020 (c)	1,200,000	1,194,998

		2,278,854

Oil, Gas & Consumable Fuels 1.5%
Anadarko Petroleum Corp., 4.85%, 3/15/2021	1,400,000	1,445,341
Apache Corp., 3.25%, 4/15/2022	1,000,000	1,005,057

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc., (ICE LIBOR USD 3 Month + 0.65%), 3.28%, 9/19/2022 (f)	$1,000,000	$1,001,245
BP Capital Markets plc,
2.32%, 2/13/2020	1,200,000	1,196,276
3.56%, 11/1/2021	2,200,000	2,245,913
Chevron Corp.,
1.99%, 3/3/2020	700,000	696,640
2.10%, 5/16/2021	320,000	317,186
Cimarex Energy Co., 4.38%, 6/1/2024	2,300,000	2,390,760
CNOOC Finance 2015 USA LLC, 4.38%, 5/2/2028	1,840,000	1,950,089
Continental Resources, Inc., 3.80%, 6/1/2024	1,000,000	1,009,145
Devon Energy Corp., 3.25%, 5/15/2022	2,200,000	2,216,144
Ecopetrol SA, 5.88%, 9/18/2023	1,050,000	1,144,080
Enterprise Products Operating LLC, 2.80%, 2/15/2021	5,280,000	5,281,663
KazMunayGas National Co. JSC,
3.88%, 4/19/2022 (a)	4,160,000	4,201,600
4.75%, 4/24/2025 (a)	500,000	518,750
Lukoil International Finance BV, 4.75%, 11/2/2026 (a)	1,860,000	1,921,164
Occidental Petroleum Corp., Series 1, 4.10%, 2/1/2021	3,200,000	3,256,865
Petrobras Global Finance BV,
6.13%, 1/17/2022	1,510,000	1,603,273
5.30%, 1/27/2025	150,000	154,050
5.75%, 2/1/2029	300,000	300,750
Petroleos del Peru SA, 4.75%, 6/19/2032 (a)	1,970,000	2,004,475
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 4/10/2024 (a)	2,120,000	2,219,958

		38,080,424

Paper & Forest Products 0.1%
Suzano Austria GmbH, 5.75%, 7/14/2026 (a)	2,010,000	2,140,650

Pharmaceuticals 0.2%
AstraZeneca plc, (ICE LIBOR USD 3 Month + 0.67%), 3.35%, 8/17/2023 (f)	2,186,000	2,178,096
Elanco Animal Health, Inc., 3.91%, 8/27/2021 (a)	666,000	677,382
Eli Lilly & Co., 2.35%, 5/15/2022	400,000	397,884
GlaxoSmithKline Capital plc, (ICE LIBOR USD 3 Month + 0.35%), 3.04%, 5/14/2021 (f)	1,500,000	1,503,220

		4,756,582

40

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail 0.0%†
Park Aerospace Holdings Ltd., 5.25%, 8/15/2022 (a)	$185,000	$192,585

Semiconductors & Semiconductor Equipment 0.1%
QUALCOMM, Inc., (ICE LIBOR USD 3 Month + 0.73%), 3.31%, 1/30/2023 (f)	2,700,000	2,712,285

Software 0.0%†
Microsoft Corp., 1.85%, 2/6/2020	1,000,000	994,882

Specialty Retail 0.1%
Home Depot, Inc. (The), (ICE LIBOR USD 3 Month + 0.31%), 2.94%, 3/1/2022 (f)	1,000,000	1,002,027
Lowe’s Cos., Inc., 3.12%, 4/15/2022	2,500,000	2,522,043

		3,524,070

Technology Hardware, Storage & Peripherals 0.2%
Apple, Inc.,
1.80%, 5/11/2020	1,500,000	1,488,737
1.55%, 8/4/2021	2,400,000	2,349,552
Dell International LLC, 4.42%, 6/15/2021 (a)	1,500,000	1,536,221

		5,374,510

Thrifts & Mortgage Finance 0.1%
BPCE SA, 3.00%, 5/22/2022 (a)	2,770,000	2,754,319

Tobacco 0.3%
Altria Group, Inc.,
3.49%, 2/14/2022	1,680,000	1,701,951
3.80%, 2/14/2024	1,200,000	1,222,380
BAT Capital Corp., 2.76%, 8/15/2022	3,500,000	3,450,363
Philip Morris International, Inc., 1.88%, 11/1/2019	1,000,000	995,878
Reynolds American, Inc., 3.25%, 6/12/2020	500,000	501,848

		7,872,420

Trading Companies & Distributors 0.1%
International Lease Finance Corp., 5.88%, 8/15/2022	2,600,000	2,801,037

Wireless Telecommunication Services 0.0%†
Vodafone Group plc, (ICE LIBOR USD 3 Month + 0.99%), 3.59%, 1/16/2024 (f)	600,000	596,645

Total Corporate Bonds (cost $330,420,487)		333,704,192

Exchange Traded Funds 1.3%

	Shares	Value

Equity Funds 1.3%
iShares Russell 3000 ETF	179,462	$31,089,997
SPDR S&P 500 ETF Trust	2,170	638,023

Total Exchange Traded Funds (cost 30,406,675)		31,728,020

Foreign Government Securities 1.2%

	Principal Amount

ARGENTINA 0.1%
Provincia de Buenos Aires, 6.50%, 2/15/2023 (a)	$1,200,000	879,000
Republic of Argentina, 5.63%, 1/26/2022	3,060,000	2,382,240

		3,261,240

COLOMBIA 0.1%
Republic of Colombia, 4.38%, 7/12/2021	3,070,000	3,159,061

ECUADOR 0.1%
Republic of Ecuador, 8.75%, 6/2/2023 (a)	1,560,000	1,653,600

EGYPT 0.1%
Arab Republic of Egypt, Reg. S, 6.59%, 2/21/2028	1,220,000	1,177,642

INDONESIA 0.1%
Republic of Indonesia,
3.75%, 4/25/2022 (a)	1,200,000	1,218,423
2.95%, 1/11/2023	2,490,000	2,468,666

		3,687,089

KUWAIT 0.1%
Kuwait Government Bond,
2.75%, 3/20/2022 (a)	900,000	897,858
3.50%, 3/20/2027 (a)	1,260,000	1,285,112

		2,182,970

MEXICO 0.2%
United Mexican States,
4.00%, 10/2/2023	3,060,000	3,144,150
8.00%, 11/7/2047	MXN 53,130,000	2,648,632

		5,792,782

QATAR 0.1%
Qatar Government Bond,
2.38%, 6/2/2021 (a)	500,000	494,097
Reg. S, 3.88%, 4/23/2023	2,220,000	2,291,821
3.38%, 3/14/2024 (a)	760,000	770,450

		3,556,368

SAUDI ARABIA 0.1%
Kingdom of Saudi Arabia, 4.50%, 4/17/2030 (a)	1,450,000	1,527,952

41

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

SENEGAL 0.1%
Republic of Senegal, 6.25%, 5/23/2033 (a)	$1,260,000	$1,213,007

UNITED ARAB EMIRATES 0.1%
Abu Dhabi Government Bond,
2.50%, 10/11/2022 (a)	1,400,000	1,386,000
4.13%, 10/11/2047 (a)	1,970,000	2,005,460

		3,391,460

Total Foreign Government Securities (cost $30,160,295)		30,603,171

Mortgage-Backed Securities 3.3%
FHLMC Gold Pool
Pool# G67701 3.00%, 10/1/2046	2,296,223	2,279,866
Pool# V85283 3.50%, 3/1/2049	798,867	808,848
FHLMC TBA
3.50%, 5/15/2048	10,100,000	10,199,619
3.00%, 5/15/2049	4,000,000	3,953,282
4.00%, 5/15/2049	4,100,000	4,210,499
FNMA Pool
Pool# AL3026 3.50%, 12/1/2042	80,548	81,913
Pool# BM4751 3.50%, 3/1/2043	953,232	969,375
Pool# BM4750 3.50%, 2/1/2045	97,365	99,014
Pool# BM4897 3.50%, 12/1/2046	1,341,932	1,364,664
Pool# MA3383 3.50%, 6/1/2048	3,053,134	3,084,109
Pool# 890876 3.50%, 2/1/2049	198,716	202,278
Pool# BN5424 3.50%, 4/1/2049	1,200,000	1,211,417
FNMA TBA
3.00%, 5/25/2049	7,700,000	7,609,314
3.50%, 5/25/2049	6,800,000	6,861,492
4.00%, 5/25/2049	10,600,000	10,877,836
4.50%, 5/25/2049	4,900,000	5,098,584
GNMA I Pool
Pool# AB2892 3.00%, 9/15/2042	133,561	133,660
Pool# AB9205 3.00%, 11/15/2042	76,466	76,522
GNMA II Pool
Pool# MA2678 3.50%, 3/20/2045	40,603	41,358
Pool# MA4195 3.00%, 1/20/2047	395,464	395,320
Pool# MA4320 3.00%, 3/20/2047	77,793	77,801
Pool# MA4901 4.00%, 12/20/2047	170,851	176,003
Pool# MA5529 4.50%, 10/20/2048	7,023,953	7,304,538

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA TBA
3.00%, 5/15/2048	$3,300,000	$3,291,943
4.00%, 5/15/2048	4,800,000	4,942,875
3.50%, 5/15/2049	7,500,000	7,623,633
4.50%, 5/15/2049	200,000	207,371

Total Mortgage-Backed Securities (cost $83,146,728)		83,183,134

Purchased Options 0.0%†

	Number of Contracts

Put Options 0.0%†
Future Equity Index Options 0.0%†
S&P 500 Index /3/2019 at USD 1,800.00, European Style, Notional Amount: USD 136,981,095 Exchange Traded*	465	4,650
S&P 500 Index 5/3/2019 at USD 1,700.00, European Style, Notional Amount: USD 7,659,158 Exchange Traded*	26	130
S&P 500 Index 5/10/2019 at USD 1,750.00, European Style, Notional Amount: USD 61,862,430 Exchange Traded*	210	2,100
S&P 500 Index 5/10/2019 at USD 1,800.00, European Style, Notional Amount: USD 29,458,300 Exchange Traded* (d)	100	1,000
S&P 500 Index 5/22/2019 at USD 1,900.00, European Style, Notional Amount: USD 3,829,579 Exchange Traded*	13	130
S&P 500 Index 5/28/2019 at USD 1,900.00, European Style, Notional Amount: USD 28,869,134 Exchange Traded*	98	980
S&P 500 Index 5/29/2019 at USD 1,950.00, European Style, Notional Amount: USD 3,829,579 Exchange Traded*	13	195
S&P 500 Index 5/29/2019 at USD 1,900.00, European Style, Notional Amount: USD 27,985,385 Exchange Traded*	95	950
S&P 500 Index 5/24/2019 at USD 1,900.00, European Style, Notional Amount: USD 16,202,065 Exchange Traded*	55	550

42

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Purchased Options (continued)

	Number of Contracts	Value

Put Options (continued)
S&P 500 Index 5/24/2019 at USD 1,950.00, European Style, Notional Amount: USD 8,248,324 Exchange Traded*	28	$280
S&P 500 Index 5/24/2019 at USD 1,800.00, European Style, Notional Amount: USD 30,636,632 Exchange Traded*	104	1,040
S&P 500 Index 5/24/2019 at USD 1,850.00, European Style, Notional Amount: USD 86,312,819 Exchange Traded*	293	2,930
S&P 500 Index 5/1/2019 at USD 1,800.00, European Style, Notional Amount: USD 7,364,575 Exchange Traded*	25	250
S&P 500 Index 5/6/2019 at USD 1,800.00, European Style, Notional Amount: USD 7,953,741 Exchange Traded*	27	270
S&P 500 Index 5/8/2019 at USD 2,200.00, European Style, Notional Amount: USD 22,093,725 Exchange Traded*	75	375
S&P 500 Index 5/8/2019 at USD 1,800.00, European Style, Notional Amount: USD 7,659,158 Exchange Traded*	26	130
S&P 500 Index 5/13/2019 at USD 1,800.00, European Style, Notional Amount: USD 14,434,567 Exchange Traded*	49	735
S&P 500 Index 5/15/2019 at USD 2,000.00, European Style, Notional Amount: USD 20,620,810 Exchange Traded*	70	700
S&P 500 Index 5/15/2019 at USD 2,050.00, European Style, Notional Amount: USD 21,504,559 Exchange Traded*	73	730
S&P 500 Index 5/15/2019 at USD 1,800.00, European Style, Notional Amount: USD 23,566,640 Exchange Traded*	80	800
S&P 500 Index 5/17/2019 at USD 1,900.00, European Style, Notional Amount: USD 43,892,867 Exchange Traded*	149	745

Purchased Options (continued)

	Number of Contracts	Value

Put Options (continued)
S&P 500 Index 5/17/2019 at USD 1,825.00, European Style, Notional Amount: USD 29,458,300 Exchange Traded*	100	$500
S&P 500 Index 5/17/2019 at USD 2,050.00, European Style, Notional Amount: USD 39,768,705 Exchange Traded*	135	675

Total Purchased Options (cost $35,808)		20,845

Rights 0.0%†

	Number of Rights

Metals & Mining 0.0%†
Pan American Silver Corp., 02/22/29*¥	9,275	5,859

Total Rights (cost $—)		5,859

U.S. Treasury Obligations 2.0%

	Principal Amount

U.S. Treasury Bonds
3.00%, 5/15/2045	$3,000,000	3,044,297
3.38%, 11/15/2048	3,810,000	4,142,035
3.00%, 2/15/2049	1,280,000	1,295,900
U.S. Treasury Inflation Linked Bonds
1.38%, 2/15/2044 (g)	4,060,000	4,827,632
1.00%, 2/15/2049 (g)	6,760,000	6,891,741
U.S. Treasury Notes
2.50%, 1/31/2021	11,680,000	11,713,762
2.50%, 2/15/2022	9,550,000	9,616,029
2.25%, 11/15/2025	3,660,000	3,630,263
2.63%, 2/15/2029	5,180,000	5,232,812

Total U.S. Treasury Obligations (cost $50,001,360)		50,394,471

Short-Term Investments 4.1%

	Shares

Money Market Funds 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (h)(i)	358,299	358,299

43

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Short-Term Investment (continued)

	Principal Amount	Value

U.S. Government Agency Securities 4.1%
FHLB Discount Notes
2.37%, 5/3/2019	$8,320,000	$8,318,886
2.43%, 5/15/2019	7,670,000	7,662,812
2.42%, 5/20/2019	2,600,000	2,596,693
2.44%, 5/22/2019	4,900,000	4,893,112
2.43%, 6/12/2019	4,040,000	4,028,641
2.40%, 6/21/2019	12,890,000	12,845,991
2.41%, 7/5/2019	18,930,000	18,847,628
2.43%, 7/8/2019	9,520,000	9,476,663
2.41%, 7/19/2019	23,780,000	23,654,237
0.00%, 7/31/2019 (j)	3,150,000	3,130,810
2.41%, 8/1/2019	6,440,000	6,400,337
2.46%, 9/27/2019	2,390,000	2,366,259

		104,222,069

Total Short-Term Investments (cost $104,581,823)		104,580,368

Repurchase Agreements 2.2%
BNP Paribas Securities Corp. 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $5,236,220, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $5,344,333. (h)(k)	5,235,827	5,235,827
Goldman Sachs International 2.71%, dated 4/30/2019, due 5/1/2019, repurchase price $50,003,764, collateralized by U.S. Treasury Bond, 3.13%, maturing 8/15/2044; total market value $51,009,312. (k)	50,000,000	50,000,000
Royal Bank of Canada 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $768,378, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $783,688. (h)(k)	768,321	768,321

Total Repurchase Agreements (cost $56,004,148)		56,004,148

Total Investments (cost $2,380,778,744) — 98.8%		2,512,075,773

Other assets in excess of liabilities — 1.2%		29,623,015

NET ASSETS — 100.0%		$2,541,698,788

*	Denotes a non-income producing security.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $218,867,235 which represents 8.61% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(d)	Security or a portion of the security was used as collateral for option contracts written.

(e)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $6,174,162, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $358,299 and $6,004,148, respectively, a total value of $6,362,447.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(g)	Principal amounts are not adjusted for inflation.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $6,362,447.

(i)	Represents 7-day effective yield as of April 30, 2019.

(j)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(k)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

ETF	Exchange Traded Fund

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

MXN	Mexican Peso
USD	United States Dollar

44

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2019:

Floating Rate Index	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
3 Month LIBOR quarterly	2.25% semi-annually	Receive	12/31/2025	USD 27,032,000	159,228	32,437	191,665
3 Month LIBOR quarterly	2.50% semi-annually	Receive	1/31/2026	USD 43,567,000	(579,750)	235,086	(344,664)

					(420,522)	267,523	(152,999)

Currency:

USD	United States Dollar

At April 30, 2019, the Fund has $1,388,000 segregated as collateral for interest rate swap contracts.

OTC Total return swap contracts outstanding as of April 30, 2019:

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
Vanguard Russell 3000 ETF	2.48% and increases in total return of index	1 month USD LIBOR decreases in total return of index	Monthly	Bank of America NA	3/11/2020	USD 316,038,069	—	4,890,672	4,890,672
Vanguard Russell 3000 ETF	2.48% and increases in total return of index	1 month USD LIBOR decreases in total return of index	Monthly	JPMorgan Chase Bank	12/17/2019	USD 565,009,343	—	8,733,130	8,733,130

							—	13,623,802	13,623,802

Currency:

USD	United States Dollar

*	There are no upfront payments (receipts) on the swap contracts listed above.

At April 30, 2019, the Fund has $600,000 segregated as collateral for total return swap contracts.

Forward foreign currency contracts outstanding as of April 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	16,870,000	USD	4,323,258	JPMorgan Chase Bank**	7/17/2019	(47,545)
CAD	6,064,252	USD	4,553,285	JPMorgan Chase Bank	7/17/2019	(17,917)

Net unrealized depreciation						(65,462)

**	Non-deliverable forward.

Currency:

BRL	Brazilian Real

CAD	Canadian Dollar

USD	United States Dollar

45

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	2	6/2019	USD	159,420	4,281
S&P 500 E-Mini Index	6	6/2019	USD	884,550	31,867
U.S. Treasury Ultra Bond	80	6/2019	USD	13,142,500	98,992
3 Month Eurodollar	785	12/2019	USD	191,461,500	578,064
3 Month Eurodollar	176	6/2020	USD	43,014,400	186,880
3 Month Eurodollar	147	12/2020	USD	35,956,200	170,741

					1,070,825

Short Contracts
U.S. Treasury 2 Year Note	(742)	6/2019	USD	(158,051,797)	(344,182)
U.S. Treasury 5 Year Note	(1,951)	6/2019	USD	(225,614,859)	(451,085)
U.S. Treasury 10 Year Note	(279)	6/2019	USD	(34,504,453)	(114,021)
U.S. Treasury Long Bond	(17)	6/2019	USD	(2,506,969)	23,346
30 Day Federal Funds	(289)	7/2019	USD	(117,572,197)	5,473

					(880,469)

					190,356

At April 30, 2019, the Fund had $2,327,901 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

Written Call Options Contracts as of April 30, 2019:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
CBOE Volatility Index	Exchange Traded	1,613	USD	2,116,256	USD 18.00	5/15/2019	(64,520)
CBOE Volatility Index	Exchange Traded	1,240	USD	1,626,880	USD 18.00	5/22/2019	(68,200)
CBOE Volatility Index	Exchange Traded	627	USD	822,624	USD 18.00	5/29/2019	(42,636)
CBOE Volatility Index	Exchange Traded	1,678	USD	2,201,536	USD 19.00	5/22/2019	(75,510)
CBOE Volatility Index	Exchange Traded	1,768	USD	2,319,616	USD 19.00	5/29/2019	(106,080)
CBOE Volatility Index	Exchange Traded	1,534	USD	2,012,608	USD 20.00	5/1/2019	(24,544)
CBOE Volatility Index	Exchange Traded	1,534	USD	2,012,608	USD 22.00	5/1/2019	(1,534)
CBOE Volatility Index	Exchange Traded	1,454	USD	1,907,648	USD 22.00	5/8/2019	(14,540)
U.S. Treasury 10 Year Note	Exchange Traded	84	USD	8,400,000	USD 124.50	5/24/2019	(13,125)
U.S. Treasury 10 Year Note	Exchange Traded	134	USD	13,400,000	USD 125.50	6/21/2019	(25,125)

							(435,814)

Written Put Options Contracts as of April 30, 2019:
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,000.00	12/31/2019	(5,178)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,000.00	1/17/2020	(5,838)
S&P 500 Index	Exchange Traded	26	USD	7,659,158	USD 2,050.00	9/30/2019	(12,376)
S&P 500 Index	Exchange Traded	9	USD	2,651,247	USD 2,075.00	9/30/2019	(5,238)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,075.00	1/17/2020	(32,424)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,100.00	1/17/2020	(7,860)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,100.00	3/20/2020	(10,800)

46

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Written Put Options Contracts as of April 30, 2019: (Continued)
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,140.00	6/28/2019	(1,625)
S&P 500 Index	Exchange Traded	8	USD	2,356,664	USD 2,150.00	9/30/2019	(9,880)
S&P 500 Index	Exchange Traded	4	USD	1,178,332	USD 2,150.00	12/20/2019	(5,060)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,150.00	1/17/2020	(9,180)
S&P 500 Index	Exchange Traded	12	USD	3,534,996	USD 2,150.00	3/20/2020	(26,640)
S&P 500 Index	Exchange Traded	53	USD	15,612,899	USD 2,160.00	6/28/2019	(7,155)
S&P 500 Index	Exchange Traded	8	USD	2,356,664	USD 2,175.00	9/30/2019	(5,856)
S&P 500 Index	Exchange Traded	9	USD	2,651,247	USD 2,175.00	12/20/2019	(12,240)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,175.00	1/17/2020	(10,320)
S&P 500 Index	Exchange Traded	30	USD	8,837,490	USD 2,200.00	12/20/2019	(43,500)
S&P 500 Index	Exchange Traded	31	USD	9,132,073	USD 2,225.00	7/31/2019	(11,160)
S&P 500 Index	Exchange Traded	4	USD	1,178,332	USD 2,225.00	9/30/2019	(3,280)
S&P 500 Index	Exchange Traded	10	USD	2,945,830	USD 2,250.00	12/20/2019	(18,050)
S&P 500 Index	Exchange Traded	15	USD	4,418,745	USD 2,250.00	12/31/2019	(27,390)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,265.00	6/28/2019	(5,980)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,275.00	8/30/2019	(10,920)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,275.00	9/30/2019	(6,120)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,300.00	7/31/2019	(5,850)
S&P 500 Index	Exchange Traded	15	USD	4,418,745	USD 2,300.00	12/20/2019	(30,900)
S&P 500 Index	Exchange Traded	44	USD	12,961,652	USD 2,325.00	8/16/2019	(32,120)
S&P 500 Index	Exchange Traded	29	USD	8,542,907	USD 2,325.00	9/30/2019	(32,335)
S&P 500 Index	Exchange Traded	16	USD	4,713,328	USD 2,325.00	12/31/2019	(36,304)
S&P 500 Index	Exchange Traded	36	USD	10,604,988	USD 2,350.00	9/20/2019	(43,200)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,350.00	12/31/2019	(57,776)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,360.00	5/17/2019	(525)
S&P 500 Index	Exchange Traded	7	USD	2,062,081	USD 2,375.00	12/31/2019	(19,110)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,375.00	1/17/2020	(59,220)
S&P 500 Index	Exchange Traded	76	USD	22,388,308	USD 2,400.00	5/31/2019	(7,524)
S&P 500 Index	Exchange Traded	29	USD	8,542,907	USD 2,400.00	9/20/2019	(37,990)
S&P 500 Index	Exchange Traded	29	USD	8,542,907	USD 2,410.00	9/30/2019	(45,530)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,420.00	5/17/2019	(735)
S&P 500 Index	Exchange Traded	55	USD	16,202,065	USD 2,430.00	5/17/2019	(2,750)
S&P 500 Index	Exchange Traded	29	USD	8,542,907	USD 2,430.00	9/30/2019	(52,635)
S&P 500 Index	Exchange Traded	4	USD	1,178,332	USD 2,440.00	5/10/2019	(60)
S&P 500 Index	Exchange Traded	46	USD	13,550,818	USD 2,440.00	6/21/2019	(12,650)
S&P 500 Index	Exchange Traded	42	USD	12,372,486	USD 2,450.00	5/31/2019	(4,830)
S&P 500 Index	Exchange Traded	46	USD	13,550,818	USD 2,450.00	6/21/2019	(13,800)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,450.00	10/18/2019	(26,000)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,455.00	6/28/2019	(11,730)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,460.00	5/17/2019	(945)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,460.00	5/31/2019	(3,150)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,460.00	9/30/2019	(25,792)
S&P 500 Index	Exchange Traded	49	USD	14,434,567	USD 2,470.00	5/10/2019	(1,225)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,470.00	9/30/2019	(26,936)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,475.00	5/31/2019	(3,465)
S&P 500 Index	Exchange Traded	8	USD	2,356,664	USD 2,475.00	6/21/2019	(2,800)
S&P 500 Index	Exchange Traded	26	USD	7,659,158	USD 2,475.00	10/18/2019	(56,160)
S&P 500 Index	Exchange Traded	96	USD	28,279,968	USD 2,480.00	5/31/2019	(16,320)
S&P 500 Index	Exchange Traded	21	USD	6,186,243	USD 2,485.00	5/17/2019	(1,260)
S&P 500 Index	Exchange Traded	15	USD	4,418,745	USD 2,505.00	6/21/2019	(5,850)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,505.00	6/28/2019	(13,570)
S&P 500 Index	Exchange Traded	6	USD	1,767,498	USD 2,510.00	5/3/2019	(30)
S&P 500 Index	Exchange Traded	43	USD	12,667,069	USD 2,510.00	6/21/2019	(16,899)
S&P 500 Index	Exchange Traded	7	USD	2,062,081	USD 2,520.00	5/31/2019	(1,260)
S&P 500 Index	Exchange Traded	15	USD	4,418,745	USD 2,520.00	6/21/2019	(5,850)

47

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (Continued)

Written Put Options Contracts as of April 30, 2019: (Continued)
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	24	USD	7,069,992	USD 2,540.00	6/28/2019	(15,600)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,545.00	6/28/2019	(14,398)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,545.00	7/19/2019	(23,184)
S&P 500 Index	Exchange Traded	23	USD	6,775,409	USD 2,580.00	7/19/2019	(25,070)
S&P 500 Index	Exchange Traded	46	USD	13,550,818	USD 2,585.00	6/28/2019	(35,420)
S&P 500 Index	Exchange Traded	20	USD	5,891,660	USD 2,590.00	7/19/2019	(21,440)
S&P 500 Index	Exchange Traded	46	USD	13,550,818	USD 2,595.00	7/19/2019	(51,428)
S&P 500 Index	Exchange Traded	58	USD	17,085,814	USD 2,600.00	7/19/2019	(65,540)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,600.00	7/31/2019	(19,240)
S&P 500 Index	Exchange Traded	13	USD	3,829,579	USD 2,610.00	7/19/2019	(15,210)
S&P 500 Index	Exchange Traded	26	USD	7,659,158	USD 2,620.00	7/19/2019	(31,850)
S&P 500 Index	Exchange Traded	26	USD	7,659,158	USD 2,620.00	7/31/2019	(39,520)
U.S. Treasury 10 Year Note	Exchange Traded	88	USD	8,800,000	USD 123.00	5/24/2019	(16,500)
U.S. Treasury 5 Year Note	Exchange Traded	104	USD	10,400,000	USD 115.00	5/24/2019	(7,313)
U.S. Treasury 5 Year Note	Exchange Traded	318	USD	31,800,000	USD 115.25	5/24/2019	(39,750)

							(1,430,619)

Total Written Options Contracts (Premiums Received ($3,649,201))							(1,866,433)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

48

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio
Assets:
Investment securities, at value* (cost $2,324,774,596)	$2,456,071,625
Repurchase agreements, at value (cost $56,004,148)	56,004,148
Cash	89,797,234
Cash pledged for centrally cleared interest rate swap contracts	1,388,000
Restricted cash, collateral for open total return swap contracts	600,000
Deposits with broker for futures contracts	2,327,901
Interest and dividends receivable	4,936,187
Security lending income receivable	5,141
Receivable for investments sold	40,628,404
Receivable for capital shares issued	305,475
Swaps contracts, at value (Note 2)	13,623,802
Receivable for variation margin on futures contracts	851,594
Prepaid offering costs	40,425
Prepaid expenses	9,028

Total Assets	2,666,588,964

Liabilities:
Payable for investments purchased	114,676,419
Payable for capital shares redeemed	1,094,218
Payable for variation margin on centrally cleared interest rate swap contracts	66,993
Written options, at value (premiums $3,649,201)	1,866,433
Unrealized depreciation on forward foreign currency contracts (Note 2)	65,462
Payable upon return of securities loaned (Note 2)	6,362,447
Accrued expenses and other payables:
Investment advisory fees	475,253
Fund administration fees	106,066
Accounting and transfer agent fees	5,205
Trustee fees	19,258
Custodian fees	20,664
Compliance program costs (Note 3)	774
Offering costs	63,000
Professional fees	47,696
Printing fees	11,354
Other	8,934

Total Liabilities	124,890,176

Net Assets	$2,541,698,788

Represented by:
Capital	$2,326,141,092
Total distributable earnings (loss)	215,557,696

Net Assets	$2,541,698,788

49

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio
Net Assets:
Class R6 Shares	$2,541,698,788

Total	$2,541,698,788

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	226,062,944

Total	226,062,944

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class):
Class R6 Shares	$11.24

*	Includes value of securities on loan of $6,174,162 (Note 2).

The accompanying notes are an integral part of these financial statements.

50

Statement of Operations

For the Period Ended April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio (a)
INVESTMENT INCOME:
Dividend income	$7,779,252
Interest income	7,646,633
Income from securities lending (Note 2)	30,285
Foreign tax withholding	(609)

Total Income	15,455,561

EXPENSES:
Investment advisory fees	1,518,661
Fund administration fees	206,282
Professional fees	60,839
Printing fees	11,547
Trustee fees	34,542
Custodian fees	28,213
Offering costs	24,575
Accounting and transfer agent fees	5,733
Compliance program costs (Note 3)	3,739
Other	13,973

Total Expenses	1,908,104

NET INVESTMENT INCOME	13,547,457

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	5,986,696
Expiration or closing of futures contracts (Note 2)	(3,283,034)
Settlement of forward foreign currency contracts (Note 2)	(142,359)
Foreign currency transactions (Note 2)	5,641
Expiration or closing of option contracts written (Note 2)	1,781,623
Expiration or closing of swap contracts (Note 2)	55,073,210

Net realized gains	59,421,777

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	131,297,029
Futures contracts (Note 2)	190,356
Forward foreign currency contracts (Note 2)	(65,462)
Translation of assets and liabilities denominated in foreign currencies	1,050
Options contracts written (Note 2)	1,782,768
Swap contracts (Note 2)	13,891,325

Net change in unrealized appreciation/depreciation	147,097,066

Net realized/unrealized gains	206,518,843

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$220,066,300

(a)	For the period from December 7, 2018 (commencement of operations) through April 30, 2019.

The accompanying notes are an integral part of these financial statements.

51

Statements of Changes in Net Assets

Nationwide Multi-Cap Portfolio

Period Ended April 30, 2019 (a) (Unaudited)
Operations:
Net investment income	$13,547,457
Net realized gains	59,421,777
Net change in unrealized appreciation/depreciation	147,097,066

Change in net assets resulting from operations	220,066,300

Distributions to Shareholders From:
Distributable earnings:
Class R6	(4,508,604)

Change in net assets from shareholder distributions	(4,508,604)

Change in net assets from capital transactions	2,326,141,092

Change in net assets	2,541,698,788

Net Assets:
Beginning of period	–

End of period	$2,541,698,788

CAPITAL TRANSACTIONS:
Class R6 Shares
Proceeds from shares issued	$2,400,790,702
Dividends reinvested	4,508,604
Cost of shares redeemed	(79,158,214)

Total Class R6 Shares	2,326,141,092

Change in net assets from capital transactions	$2,326,141,092

SHARE TRANSACTIONS:
Class R6 Shares
Issued	233,098,310
Reinvested	442,333
Redeemed	(7,477,699)

Total Class R6 Shares	226,062,944

Total change in shares	226,062,944

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 7, 2018 (commencement of operations) through April 30, 2019.

The accompanying notes are an integral part of these financial statements.

52

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Multi-Cap Portfolio

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (b)
Class R6 Shares
Period Ended April 30, 2019 (d) (Unaudited)	$10.00	0.09	1.18	1.27	(0.03)	(0.03)	$11.24	12.75%	$2,541,698,788	0.29%	2.03%	0.29%	28.65%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise stated.
(d)	For the period from December 7, 2018 (commencement of operations) through April 30, 2019. Total return is calculated based on inception date of December 6, 2018 through April 30, 2019.

The accompanying notes are an integral part of these financial statements.

53

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Multi-Cap Portfolio (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class R6 shares.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on December 7, 2018.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

54

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

55

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of April 30, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$117,124,475	$—	$117,124,475
Collateralized Mortgage Obligations	—	49,056,817	—	49,056,817
Commercial Mortgage-Backed Securities	—	43,707,547	—	43,707,547
Common Stocks	1,611,962,726	—	—	1,611,962,726
Corporate Bonds	—	333,704,192	—	333,704,192
Exchange Traded Funds	31,728,020	—	—	31,728,020
Foreign Government Securities	—	30,603,171	—	30,603,171
Futures Contracts	1,099,644	—	—	1,099,644
Interest Rate Swaps*	—	267,523	—	267,523
Mortgage-Backed Securities	—	83,183,134	—	83,183,134
Purchased Options	20,845	—	—	20,845
Repurchase Agreements	—	56,004,148	—	56,004,148
Right	—	5,859	—	5,859
Short-Term Investments	358,299	104,222,069	—	104,580,368
Total Return Swaps*	—	13,623,802	—	13,623,802
U.S. Treasury Obligations	—	50,394,471	—	50,394,471
Total Assets	$1,645,169,534	$881,897,208	$—	$2,527,066,743
Liabilities:
Forward Foreign Currency Contracts	$—	$(65,462)	$—	$(65,462)
Futures Contracts	(909,288)	—	—	(909,288)
Written Options	(1,866,433)	—	—	(1,866,433)
Total Liabilities	$(2,775,721)	$(65,462)	$—	$(2,841,183)
Total	$1,642,393,813	$881,831,746	$—	$2,524,225,559

Amounts designated as “—” are zero or have been rounded to zero.

*	Total return swap contracts are included in the table at value. Centrally cleared interest rate swap contracts are included in the table at unrealized appreciation/(depreciation).

56

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

The Fund purchased and wrote put and call options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are

57

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts written are disclosed in the Statement of Assets and Liabilities under “Written options, at value” and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written” and “Net change in unrealized appreciation/depreciation in the value of option contracts written.”

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(d)	Swap Contracts

Total Return Swap Contracts — The Fund entered into total return swap contracts to obtain exposure to a foreign market and/or foreign index without owning such securities or investing

58

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

directly in that foreign market and/or foreign index. Total return swap contracts are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to the fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swap contracts on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swap contracts normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swap contracts is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any. Total return swap contracts are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index. Total return swap contracts are generally categorized as Level 2 investments within the hierarchy.

Interest Rate Swap Contracts — The Fund entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Variation margin receivable on centrally cleared interest rate swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

59

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(e)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, or to enhance returns. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

(f)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to/hedge against changes in the value of equities/the value of fixed-income securities/interest rates/foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

60

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of April 30, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$20,845
Swap Contracts(a)
Equity risk	Swap contracts, at value	13,623,802
Interest rate risk	Unrealized appreciation on centrally cleared interest rate swap contracts	267,523
Futures Contracts(b)
Equity risk	Unrealized appreciation from futures contracts	36,148
Interest rate risk	Unrealized appreciation from futures contracts	1,063,496
Total		$15,011,814
Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(b)
Interest rate risk	Unrealized depreciation from futures contracts	$(909,288)
Written Options
Equity risk	Written options, at value	(1,764,620)
Interest rate risk	Written options, at value	(101,813)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(65,462)
Total		$(2,841,183)
(a)

Swap contracts are included in the table at value, with the exception of centrally cleared interest rate swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared interest rate swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

61

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2019

Realized Gains (Losses):	Total
Purchased Options(a)
Equity risk	$(47,730)
Interest rate risk	(48,148)
Written Options
Equity risk	1,402,040
Interest rate risk	379,583
Swap Contracts
Equity risk	54,831,386
Interest rate risk	241,824
Forward Foreign Currency Contracts
Currency risk	(142,359)
Futures Contracts
Equity risk	9,311
Interest rate risk	(3,292,345)
Total	$53,333,562
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended April 30, 2019.

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Equity risk	$(14,963)
Written Options
Equity risk	1,690,278
Interest rate risk	92,490
Swap Contracts
Equity risk	13,623,802
Interest rate risk	267,523
Forward Foreign Currency Contracts
Currency risk	(65,462)
Futures Contracts(a)
Equity risk	36,148
Interest rate risk	154,208
Total	$15,784,024
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

62

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the period ended April 30, 2019:

Options:
Average Value Purchased	$10,695
Average Value Written	$773,557
Average Number of Purchased Option Contracts	922
Average Number of Written Option Contracts	5,003
Centrally Cleared Interest Rate Swaps:
Average Notional Balance — Pays Fixed Rate	$22,016,400
Average Notional Balance — Pays Float Rate	$4,513,600
Total Return Swaps:
Average Notional Balance	$647,117,960
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$7,198,821
Futures Contracts:
Average Notional Balance Long	$213,542,857
Average Notional Balance Short	$346,873,417

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

At April 30, 2019, the centrally cleared interest rate swaps agreement does not provide for a netting arrangement.

At April 30, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for netting arrangements.

63

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts and OTC total return swap contracts that are subject to enforceable master netting arrangements or similar arrangements as of April 30, 2019:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Bank of America NA	Swap Contracts	$4,890,672	$—	$—	$4,890,672
JPMorgan Chase Bank	Swap Contracts	8,733,130	—	—	8,733,130
Total		$13,623,802	$—	$—	$13,623,802

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(65,462)	$—	$—	$(65,462)
Total		$(65,462)	$—	$—	$(65,462)

Amounts designated as “—” are zero.

(g)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

64

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(h)	Securities Lending

During the period ended April 30, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of cash, were as follows:

Amounts of Liabilities Presented in the Statements of Assets and Liabilities
$6,362,447

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying

65

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(i)	Joint Repurchase Agreement

During the period ended April 30, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$5,235,827	$—	$5,235,827	$(5,235,827)	$—
Royal Bank of Canada	768,321	—	768,321	(768,321)	—
Total	$6,004,148	$—	$6,004,148	$(6,004,148)	$—

Amounts designated as “—” are zero.

66

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

During the period ended April 30, 2019, the Fund, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At April 30, 2019, the joint repo on a gross basis was as follows:

Goldman Sachs International, 2.71%, dated 4/30/2019, due 5/1/2019, repurchase price $50,003,764, collateralized by U.S. Treasury Bond, 3.13%, maturing 8/15/2044; total market value $51,009,312.

At April 30, 2019, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Goldman Sachs International	$50,000,000	$—	$50,000,000	$(50,000,000)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s

67

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(l)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the

68

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadvisers for the Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Subadvisers
Allianz Global Investors U.S. LLC
Blackrock Investment Management, LLC
Western Asset Management Company, LLC

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended April 30, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.23%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.19%

For the period ended April 30, 2019, the Fund’s effective advisory fee rate was 0.23%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the period ended April 30, 2019, NFM earned $206,282 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended April 30, 2019, the Fund’s portion of such costs amounted to $3,739.

As of April 30, 2019, NFA or its affiliates directly held 100% of the shares outstanding of the Fund.

4.  Interfund Lending

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended April 30, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended April 30, 2019, the Fund had purchases of $2,618,819,712 and sales of $413,273,935 (excluding short-term securities).

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal

71

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year has been adopted by the Fund.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the period ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for a Fund with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of April 30, 2019, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 62.64% of the total outstanding shares of the Fund, all or a portion of which are the accounts of affiliated funds.

10.  Federal Tax Information

As of April 30, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Multi-Cap Portfolio	$2,377,397,988	$167,479,374	$(21,072,325)	$146,407,049

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

74

Supplemental Information

April 30, 2019 (Unaudited)

Nationwide Multi-Cap Portfolio — Initial Approval of each of Nationwide Fund Advisors Investment Advisory Agreement and BlackRock, Allianz and WAMCO Sub-advisory Agreements

Summary of Factors Considered by the Board

At the September 12, 2018 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, on behalf of the Nationwide Multi-Cap Portfolio (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreements with BlackRock Investment Management, LLC (“BlackRock”), Allianz Global Investors U.S. LLC (“Allianz”), and Western Asset Management Co. (“WAMCO”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”) for the Fund. The Board was provided with detailed materials relating to the Fund and BlackRock, Allianz, and WAMCO (the “Sub-advisers”) in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Board considered the services proposed to be provided by NFA to the Fund, and the bases on which NFA determined to propose the Sub-advisers to serve as sub-advisers to the Fund. The Board also took into account information provided to them as to each of the Sub-advisers, including information relating to their investment strategies and processes. The Board also considered the experience of the investment personnel of the Sub-advisers that would be managing the Fund and the performance records of the Sub-advisers in managing strategies comparable to the strategies they would use in managing the Fund’s assets.

The Board considered the advisory fee that NFA proposed for the Fund and the sub-advisory fee proposed to be paid by NFA to each the Sub-advisors. The Board took into account NFA’s estimate of the Fund’s total expense ratio, the category of peer funds to which NFA expected the Fund to be assigned, and the Fund’s anticipated level of assets. The Board considered NFA’s statements that, at the anticipated asset level, the Fund’s contractual advisory fee and total expense ratios would rank favorably against the funds included in its expected Lipper expense category. The Board also considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board considered that the Fund’s proposed fee schedules to each of the Advisory Agreements included breakpoints, which would reduce the Fund’s advisory and sub-advisory fees as the Fund’s assets grow in excess of the same specified levels.

The Board determined to defer any review of profitability and potential fallout benefits of the Advisory Agreements, if any, until the Fund had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

75

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

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Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

77

Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

78

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

79

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of

Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of

Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds

Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

80

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

81

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

82

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-MCP (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Equity Funds

Nationwide Geneva Small Cap Growth Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation1

Common Stocks	97.4%
Repurchase Agreements	0.6%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries2

Software	20.0%
Health Care Equipment & Supplies	10.1%
Machinery	7.9%
Health Care Technology	7.0%
Auto Components	4.2%
Building Products	3.4%
Health Care Providers & Services	3.2%
Chemicals	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Diversified Consumer Services	2.9%
Other Industries#	35.1%
100.0%

Top Holdings2

Paycom Software, Inc.	3.0%
Fair Isaac Corp.	3.0%
Bright Horizons Family Solutions, Inc.	2.9%
MarketAxess Holdings, Inc.	2.9%
Bio-Techne Corp.	2.7%
Fox Factory Holding Corp.	2.6%
Medidata Solutions, Inc.	2.6%
Exponent, Inc.	2.6%
Masimo Corp.	2.5%
Omnicell, Inc.	2.5%
Other Holdings#	72.7%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,092.60	6.38	1.23
	Hypothetical	(a)(b)	1,000.00	1,018.70	6.16	1.23
Class C Shares	Actual	(a)	1,000.00	1,088.70	10.05	1.94
	Hypothetical	(a)(b)	1,000.00	1,015.17	9.69	1.94
Class R6 Shares	Actual	(a)	1,000.00	1,094.70	4.41	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.58	4.26	0.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,094.10	5.04	0.97
	Hypothetical	(a)(b)	1,000.00	1,019.98	4.86	0.97

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Geneva Small Cap Growth Fund

Common Stocks 97.4%

	Shares	Value

Airlines 1.7%
Allegiant Travel Co.	124,162	$18,236,915

Auto Components 4.1%
Dorman Products, Inc.*	193,299	16,946,523
Fox Factory Holding Corp.*	351,531	27,278,806

		44,225,329

Banks 2.6%
Pacific Premier Bancorp, Inc. (a)	436,064	12,676,381
Texas Capital Bancshares, Inc.*	225,944	14,625,355

		27,301,736

Biotechnology 1.1%
Ligand Pharmaceuticals, Inc.*	95,082	11,966,070

Building Products 3.3%
AAON, Inc.	366,072	18,380,475
Trex Co., Inc.*	240,912	16,687,974

		35,068,449

Capital Markets 2.9%
MarketAxess Holdings, Inc.	110,050	30,630,216

Chemicals 3.1%
Balchem Corp.	183,749	18,652,361
Sensient Technologies Corp.	200,285	14,043,984

		32,696,345

Commercial Services & Supplies 1.3%
Healthcare Services Group, Inc. (a)	406,556	13,761,921

Diversified Consumer Services 2.9%
Bright Horizons Family Solutions, Inc.*	239,629	30,708,456

Electronic Equipment, Instruments & Components 2.7%
ePlus, Inc.*	192,729	18,172,417
Novanta, Inc.*	120,598	10,494,438

		28,666,855

Food Products 1.9%
J&J Snack Foods Corp.	129,722	20,389,704

Health Care Equipment & Supplies 9.9%
Cantel Medical Corp.	257,162	17,728,749
Globus Medical, Inc., Class A*	341,980	15,419,878
LeMaitre Vascular, Inc.	304,632	8,797,772
Masimo Corp.*	201,995	26,289,649
Neogen Corp.*	305,630	18,539,516
Tactile Systems Technology, Inc.*	384,625	19,138,940

		105,914,504

Health Care Providers & Services 3.1%
HealthEquity, Inc.*	270,990	18,359,573
LHC Group, Inc.*	50,549	5,616,499
PetIQ, Inc.*	338,132	9,288,486

		33,264,558

Health Care Technology 6.9%
Medidata Solutions, Inc.*	301,353	27,224,230
Omnicell, Inc.*	325,302	26,141,269

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Tabula Rasa HealthCare, Inc.*	58,177	$3,098,507
Vocera Communications, Inc.*	523,306	16,667,296

		73,131,302

Hotels, Restaurants & Leisure 1.5%
Texas Roadhouse, Inc.	303,064	16,368,487

Insurance 2.0%
Kinsale Capital Group, Inc.	288,666	20,957,152

IT Services 1.4%
ExlService Holdings, Inc.*	254,454	15,114,568

Life Sciences Tools & Services 2.7%
Bio-Techne Corp.	139,843	28,610,479

Machinery 7.8%
Barnes Group, Inc.	246,329	13,700,819
Donaldson Co., Inc.	383,748	20,545,868
Middleby Corp. (The)*	77,976	10,302,969
Proto Labs, Inc.*	135,709	14,899,491
RBC Bearings, Inc.*	170,349	23,431,505

		82,880,652

Multiline Retail 2.3%
Ollie’s Bargain Outlet Holdings, Inc.*	256,877	24,567,716

Pharmaceuticals 1.0%
Supernus Pharmaceuticals, Inc.*	295,936	10,869,729

Professional Services 2.5%
Exponent, Inc.	472,130	26,732,001

Road & Rail 2.5%
Genesee & Wyoming, Inc., Class A*	157,947	14,002,002
Marten Transport Ltd.	632,500	12,510,850

		26,512,852

Semiconductors & Semiconductor Equipment 3.0%
Inphi Corp.*	302,206	13,798,726
Monolithic Power Systems, Inc.	118,175	18,401,029

		32,199,755

Software 19.6%
Alarm.com Holdings, Inc.*	323,427	22,924,506
Blackbaud, Inc.	209,123	16,581,363
Blackline, Inc.*	233,414	11,922,787
Bottomline Technologies DE, Inc.*	384,318	19,434,961
Descartes Systems Group, Inc. (The)*	466,000	18,630,680
Envestnet, Inc.*	324,874	23,062,805
Fair Isaac Corp.*	110,762	30,985,669
Paycom Software, Inc.*	155,983	31,591,237
Q2 Holdings, Inc.*	192,587	14,524,912
Tyler Technologies, Inc.*	85,673	19,868,425

		209,527,345

Specialty Retail 1.1%
At Home Group, Inc.*	488,253	11,469,063

5

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 1.1%
Axos Financial, Inc.*	358,516	$11,730,643

Trading Companies & Distributors 1.4%
Beacon Roofing Supply, Inc.*	179,757	6,769,648
SiteOne Landscape Supply, Inc.*	127,156	8,557,599

		15,327,247

Total Common Stocks (cost $773,422,888)		1,038,830,049

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	407,373	407,373

Total Short-Term Investment (cost $407,373)		407,373

Repurchase Agreements 0.6%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $5,953,391, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $6,076,312. (c)(d)	$5,952,944	5,952,944
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $873,617, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $891,024. (c)(d)	873,553	873,553

Total Repurchase Agreements (cost $6,826,497)		6,826,497

Total Investments (cost $780,656,758) — 98.0%		1,046,063,919

Other assets in excess of liabilities — 2.0%		21,395,767

NET ASSETS — 100.0%		$1,067,459,686

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $7,801,645, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $407,373 and $6,826,497, respectively, and by $695,209 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from 6/13/2019 - 2/15/2045; a total value of $7,929,079.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $7,233,870.

(d)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $773,830,261)	$1,039,237,422
Repurchase agreements, at value (cost $6,826,497)	6,826,497
Cash	32,192,068
Interest and dividends receivable	150,581
Security lending income receivable	238
Receivable for capital shares issued	1,403,839
Prepaid expenses	56,144

Total Assets	1,079,866,789

Liabilities:
Payable for investments purchased	3,101,998
Payable for capital shares redeemed	1,032,204
Payable upon return of securities loaned (Note 2)	7,233,870
Accrued expenses and other payables:
Investment advisory fees	669,211
Fund administration fees	46,047
Distribution fees	52,679
Administrative servicing fees	212,942
Accounting and transfer agent fees	20,618
Trustee fees	2,080
Custodian fees	11,310
Compliance program costs (Note 3)	1,018
Professional fees	18,814
Printing fees	4,312

Total Liabilities	12,407,103

Net Assets	$1,067,459,686

Represented by:
Capital	$804,133,731
Total distributable earnings (loss)	263,325,955

Net Assets	$1,067,459,686

Net Assets:
Class A Shares	$81,609,103
Class C Shares	44,396,810
Class R6 Shares	190,799,946
Institutional Service Class Shares	750,653,827

Total	$1,067,459,686

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,342,739
Class C Shares	790,781
Class R6 Shares	3,018,060
Institutional Service Class Shares	11,954,770

Total	17,106,350

7

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$60.78
Class C Shares (b)	$56.14
Class R6 Shares	$63.22
Institutional Service Class Shares	$62.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$64.49

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $7,801,645 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,937,039
Interest income	391,868
Income from securities lending (Note 2)	22,801

Total Income	2,351,708

EXPENSES:
Investment advisory fees	3,785,454
Fund administration fees	162,668
Distribution fees Class A	96,925
Distribution fees Class C	210,663
Administrative servicing fees Class A	49,664
Administrative servicing fees Class C	18,960
Administrative servicing fees Institutional Service Class	414,104
Registration and filing fees	40,211
Professional fees	32,554
Printing fees	39,147
Trustee fees	16,003
Custodian fees	21,093
Accounting and transfer agent fees	36,651
Compliance program costs (Note 3)	2,301
Other	10,514

Total Expenses	4,936,912

NET INVESTMENT LOSS	(2,585,204)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	2,569,210
Net change in unrealized appreciation/depreciation in the value of investment securities	92,320,807

Net realized/unrealized gains	94,890,017

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,304,813

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment loss	$(2,585,204)	$(5,156,138)
Net realized gains	2,569,210	57,776,462
Net change in unrealized appreciation/depreciation	92,320,807	16,196,770

Change in net assets resulting from operations	92,304,813	68,817,094

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,301,146)	(4,739,681)
Class C	(2,495,731)	(2,117,954)
Class R6	(7,777,675)	(2,975,704)
Institutional Service Class	(36,190,402)	(22,757,130)

Change in net assets from shareholder distributions	(50,764,954)	(32,590,469)

Change in net assets from capital transactions	48,997,706	216,803,062

Change in net assets	90,537,565	253,029,687

Net Assets:
Beginning of period	976,922,121	723,892,434

End of period	$1,067,459,686	$976,922,121

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,968,043	$26,109,218
Dividends reinvested	4,148,874	4,618,954
Cost of shares redeemed	(15,587,542)	(63,677,631)

Total Class A Shares	(2,470,625)	(32,949,459)

Class C Shares
Proceeds from shares issued	1,828,390	4,705,947
Dividends reinvested	2,300,120	1,932,235
Cost of shares redeemed	(4,590,710)	(8,639,599)

Total Class C Shares	(462,200)	(2,001,417)

Class R6 Shares
Proceeds from shares issued	50,102,981	97,700,511
Dividends reinvested	7,599,636	2,814,821
Cost of shares redeemed	(21,653,989)	(27,061,811)

Total Class R6 Shares	36,048,628	73,453,521

Institutional Service Class Shares
Proceeds from shares issued	130,392,640	391,021,396
Dividends reinvested	33,468,865	20,985,049
Cost of shares redeemed	(147,979,602)	(233,706,028)

Total Institutional Service Class Shares	15,881,903	178,300,417

Change in net assets from capital transactions	$48,997,706	$216,803,062

10

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	160,705	438,727
Reinvested	81,671	84,488
Redeemed	(281,022)	(1,075,754)

Total Class A Shares	(38,646)	(552,539)

Class C Shares
Issued	37,154	85,119
Reinvested	48,887	37,717
Redeemed	(89,656)	(153,544)

Total Class C Shares	(3,615)	(30,708)

Class R6 Shares
Issued	883,111	1,633,265
Reinvested	144,014	49,864
Redeemed	(370,558)	(443,760)

Total Class R6 Shares	656,567	1,239,369

Institutional Service Class Shares
Issued	2,288,024	6,280,713
Reinvested	638,353	373,599
Redeemed	(2,584,671)	(3,861,846)

Total Institutional Service Class Shares	341,706	2,792,466

Total change in shares	956,012	3,448,588

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$59.11	(0.21)	5.06	4.85	–	(3.18)	(3.18)	$60.78	9.26%		$81,609,103	1.23%	(0.74%	)	1.23%	8.06%
Year Ended October 31, 2018	$56.05	(0.47)	6.12	5.65	–	(2.59)	(2.59)	$59.11	10.45%		$81,648,828	1.24%	(0.79%	)	1.24%	19.60%
Year Ended October 31, 2017	$42.70	(0.41)	13.84	13.43	–	(0.08)	(0.08)	$56.05	31.48%		$108,399,265	1.27%	(0.82%	)	1.27%	22.48%
Year Ended October 31, 2016	$44.80	(0.36)	0.42	0.06	–	(2.16)	(2.16)	$42.70	0.20%	(h)	$79,769,181	1.31%	(0.86%	)	1.31%	15.18%
Year Ended October 31, 2015	$42.54	(0.43)	5.23	4.80	–	(2.54)	(2.54)	$44.80	12.27%	(h)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%
Period Ended October 31, 2014 (i)	$39.92	(0.13)	2.75	2.62	–	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014	$40.05	(0.49)	1.76	1.27	–	(1.40)	(1.40)	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$55.05	(0.38)	4.65	4.27	–	(3.18)	(3.18)	$56.14	8.87%		$44,396,810	1.94%	(1.46%	)	1.94%	8.06%
Year Ended October 31, 2018	$52.73	(0.84)	5.75	4.91	–	(2.59)	(2.59)	$55.05	9.67%		$43,731,100	1.95%	(1.50%	)	1.95%	19.60%
Year Ended October 31, 2017	$40.46	(0.73)	13.08	12.35	–	(0.08)	(0.08)	$52.73	30.55%		$43,511,654	1.98%	(1.54%	)	1.98%	22.48%
Year Ended October 31, 2016	$42.88	(0.65)	0.39	(0.26)	–	(2.16)	(2.16)	$40.46	(0.57%)		$30,572,627	2.05%	(1.60%	)	2.05%	15.18%
Year Ended October 31, 2015	$41.10	(0.71)	5.03	4.32	–	(2.54)	(2.54)	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%
Period Ended October 31, 2014 (i)	$38.62	(0.19)	2.67	2.48	–	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014	$39.04	(0.73)	1.71	0.98	–	(1.40)	(1.40)	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$61.23	(0.11)	5.28	5.17	–	(3.18)	(3.18)	$63.22	9.47%		$190,799,946	0.85%	(0.38%	)	0.85%	8.06%
Year Ended October 31, 2018	$57.76	(0.26)	6.32	6.06	–	(2.59)	(2.59)	$61.23	10.86%		$144,598,599	0.86%	(0.42%	)	0.86%	19.60%
Year Ended October 31, 2017	$43.83	(0.23)	14.24	14.01	–	(0.08)	(0.08)	$57.76	31.99%		$64,816,478	0.90%	(0.45%	)	0.90%	22.48%
Year Ended October 31, 2016	$45.78	(0.21)	0.42	0.21	–	(2.16)	(2.16)	$43.83	0.54%	(h)	$40,080,981	0.94%	(0.49%	)	0.94%	15.18%
Year Ended October 31, 2015	$43.25	(0.32)	5.39	5.07	–	(2.54)	(2.54)	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%
Period Ended October 31, 2014 (i)	$40.54	(0.09)	2.80	2.71	–	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (k)	$43.05	(0.28)	(0.83)	(1.11)	–	(1.40)	(1.40)	$40.54	(2.79%)		$483,778	1.18%	(0.77%	)	1.18%	27.16%

Institutional Service Class Shares (I)
Six Months Ended April 30, 2019 (Unaudited)	$60.87	(0.14)	5.24	5.10	–	(3.18)	(3.18)	$62.79	9.41%		$750,653,827	0.97%	(0.49%	)	0.97%	8.06%
Year Ended October 31, 2018	$57.50	(0.32)	6.28	5.96	–	(2.59)	(2.59)	$60.87	10.74%		$706,943,594	0.96%	(0.52%	)	0.96%	19.60%
Year Ended October 31, 2017	$43.68	(0.29)	14.19	13.90	–	(0.08)	(0.08)	$57.50	31.85%		$507,165,037	1.00%	(0.56%	)	1.00%	22.48%
Year Ended October 31, 2016	$45.67	(0.26)	0.43	0.17	–	(2.16)	(2.16)	$43.68	0.45%		$300,779,497	1.04%	(0.59%	)	1.04%	15.18%
Year Ended October 31, 2015	$43.19	(0.31)	5.33	5.02	–	(2.54)	(2.54)	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%
Period Ended October 31, 2014 (i)	$40.50	(0.11)	2.80	2.69	–	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014	$40.51	(0.37)	1.76	1.39	–	(1.40)	(1.40)	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Geneva Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class C, Class R6 and Institutional Service Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to the Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid;

14

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of April 30, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

Small Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,038,830,049	$—	$—	$1,038,830,049
Repurchase Agreements	—	6,826,497	—	6,826,497
Short-Term Investment	407,373	—	—	407,373
Total	$1,039,237,422	$6,826,497	$—	$1,046,063,919

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the six months ended April 30, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to

15

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of repurchase agreements purchased with cash were as follows:

Amounts of Liabilities Presented in the Statement of Assets and Liabilities
$7,233,870

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreement

During the six months ended April 30, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos,

16

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$5,952,944	$—	$5,952,944	$(5,952,944)	$—
Royal Bank of Canada	873,553	—	873,553	(873,553)	—
Total	$6,826,497	$—	$6,826,497	$(6,826,497)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on the Fund’s Statement of Operations.

17

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Geneva Capital Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

18

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended April 30, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.84%
$250 million up to $500 million	0.79%
$500 million and more	0.74%

For the six months ended April 30, 2019, the Fund’s effective advisory fee rate was 0.78%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub-administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.22% for each share class until February 29, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2019, the Fund had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

19

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM earned $162,668 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Fund’s portion of such costs amounted to $2,301.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the Fund. For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. The Fund’s Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the six months ended April 30, 2019, the Fund imposed front-end sales charges of $36,161. From these fees, NFD retained a portion amounting to $4,929.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Class A and Class C CDSCs are 1.00%. During the six months ended April 30, 2019, the Fund imposed CDSCs of $126. NFD retained all of the CDSCs imposed by the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative

20

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund. For the six months ended April 30, 2019, the effective rate for administrative services fees were 0.13%, 0.09%, and 0.12% for Class A, Class C, and Institutional Service Class shares, respectively, for a total amount of $482,728.

As of April 30, 2019, NFA or its affiliates directly held 0.16% of the shares outstanding of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Fund to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Fund as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended April 30, 2019, the Fund had purchases of $85,161,609 and sales of $77,176,669 (excluding short-term securities).

21

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

6.  Portfolio Investment Risks

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year has been adopted by the Fund.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets

22

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, a Fund with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of April 30, 2019, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 2 accounts holding 31.61% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the six months ended April 30, 2019, the Fund recaptured $19,783 of brokerage commissions.

11.  Federal Tax Information

As of April 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Geneva Small Cap Growth Fund	$781,479,183	$286,358,968	$(21,774,232)	$264,584,736

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Nationwide Government Money Market Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Small Cap Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Nationwide Ziegler Equity Income Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions

24

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

25

Supplemental Information (Continued)

April 30, 2019 (Unaudited)

Most of the Funds listed above were shown to pay actual management fees and to have total expense ratios at levels at or lower than their peer medians, or within the third quintile of their peer groups, and to have experienced three-year performance at or above their peer medians or within the third quintile of their peer groups. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

The Trustees considered that certain Funds, including the Nationwide Amundi Global High Yield Fund, Nationwide Core Plus Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund, and Nationwide Small Company Growth Fund, although paying relatively high advisory fees, had overall acceptable expense arrangements, particularly in light of their favorable levels of investment performance shown to be within the first or second quintiles of their peer groups. As to the Nationwide International Small Cap Fund, Nationwide Long/Short Equity Fund and Nationwide Loomis All Cap Growth Fund, the Trustees considered that the Funds had been in operation for relatively short periods of time and determined that it would be appropriate to continue the Funds’ advisory agreements in place to allow for further consideration of their comparative expenses and performance in the future. As to the Nationwide Bond Fund and Nationwide Loomis Core Bond Fund, the Trustees considered that, although each Fund had experienced unfavorable relative investment performance over the three-year period, its investment performance had improved substantially in the one-year period. As to the Nationwide Diamond Hill Large Cap Concentrated Fund, the Trustees considered that, effective November 2017, a new Sub-Adviser replaced the former Sub-Adviser to the Fund and that, in connection with the change in Sub-Adviser, the Fund’s investment strategy was changed in March 2018 to permit the Fund to operate as a “non-diversified” fund.

The Trustees reviewed with the Adviser throughout the course of the year the expense level and yield of the Nationwide Government Money Market Fund, in light of changes to regulation of money market funds and related changes in money market fund pricing generally, and determined that the expense and yield information was consistent with the continuation of the Fund’s advisory agreement.

Each of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Loomis Short Term Bond Fund, and Nationwide U.S. Small Cap Value, while generally having acceptable expense arrangements, has experienced performance challenges. The Trustees considered that the sub-adviser to the Nationwide Loomis Short Term Bond Fund had been replaced in late 2017 and that each of the other Funds has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined to continue the advisory arrangements for those Funds in light of the recent change in the Nationwide Loomis Short term Bond Fund and the continuing performance review for each of the other Funds.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Nationwide Amundi Strategic Income Fund, Nationwide Emerging Markets Debt Fund and Nationwide Long/Short Equity, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds to determine whether breakpoints might become appropriate.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

26

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

27

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

28

Management Information (Continued)

April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

30

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

33

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

35

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

36

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

37

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-SCG (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

International Funds

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Emerging Markets Debt Fund

Nationwide Global Sustainable Equity Fund

Nationwide International Small Cap Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Amundi Global High Yield Fund

Asset Allocation1

Corporate Bonds	84.9%
Loan Participations	12.4%
Repurchase Agreements	0.7%
Forward Currency Contracts	0.1%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	1.9%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	8.5%
Hotels, Restaurants & Leisure	8.1%
Metals & Mining	6.5%
Energy Equipment & Services	4.9%
Diversified Telecommunication Services	4.2%
Commercial Services & Supplies	4.0%
Banks	3.8%
Electric Utilities	3.7%
Food Products	3.5%
Health Care Providers & Services	3.4%
Other Industries#	49.4%
100.0%

Top Countries2

United States	66.1%
Canada	6.5%
Brazil	4.0%
United Kingdom	2.2%
Argentina	2.0%
Italy	2.0%
Mexico	1.9%
Luxembourg	1.8%
Chile	1.8%
United Arab Emirates	1.7%
Other Countries#	10.0%
100.0%

Top Holdings2

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022	1.3%
Enterprise Development Authority (The), 12.00%, 7/15/2024	1.3%
Aleris International, Inc., 1st Lien Term Loan, 7.23%, 2/27/2023	1.2%
Stoneway Capital Corp., 10.00%, 3/1/2027	1.2%
Light Servicos de Eletricidade SA, 7.25%, 5/3/2023	1.2%
Avation Capital SA, 6.50%, 5/15/2021	1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022	1.1%
Freedom Mortgage Corp., 8.13%, 11/15/2024	1.1%
Societe Generale SA, 7.38%, 10/4/2023	1.1%
Crown European Holdings SA, 2.88%, 2/1/2026	1.0%
Other Holdings#	88.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Amundi Global High Yield Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Global High Yield Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,050.20	4.93	0.97
	Hypothetical	(a)(b)	1,000.00	1,019.98	4.86	0.97
Class C Shares	Actual	(a)	1,000.00	1,047.60	8.63	1.70
	Hypothetical	(a)(b)	1,000.00	1,016.36	8.50	1.70
Class R6 Shares	Actual	(a)	1,000.00	1,052.70	3.56	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.51	0.70
Institutional Service Shares	Actual	(a)	1,000.00	1,052.10	4.12	0.81
	Hypothetical	(a)(b)	1,000.00	1,020.78	4.06	0.81

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund

Corporate Bonds 84.9%

	Principal Amount	Value

ARGENTINA 2.0%
Electric Utilities 2.0%
Pampa Energia SA, 7.50%, 1/24/2027 (a)	$1,230,000	$1,042,425
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,698,302	1,452,048

		2,494,473

AUSTRALIA 0.3%
Chemicals 0.3%
Nufarm Australia Ltd., 5.75%, 4/30/2026 (a)	410,000	381,300

BRAZIL 3.8%
Banks 0.3%
Banco BTG Pactual SA, 5.50%, 1/31/2023 (a)	400,000	403,250

Chemicals 0.7%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	815,000	798,700

Electric Utilities 1.1%
Light Servicos de Eletricidade SA, 7.25%, 5/3/2023 (a)	1,420,000	1,441,300

Health Care Providers & Services 0.6%
Rede D’or Finance Sarl, 4.95%, 1/17/2028 (a)	770,000	723,800

Independent Power and Renewable Electricity Producers 0.7%
Cemig Geracao e Transmissao SA, 9.25%, 12/5/2024 (a)	860,000	946,000

Oil, Gas & Consumable Fuels 0.4%
Petrobras Global Finance BV, 8.75%, 5/23/2026	465,000	557,442

		4,870,492

CANADA 6.5%
Aerospace & Defense 2.1%
Bombardier, Inc.
6.00%, 10/15/2022 (a)(b)	840,000	840,525
6.13%, 1/15/2023 (a)	660,000	660,825
7.88%, 4/15/2027 (a)	1,085,000	1,091,781

		2,593,131

Chemicals 1.2%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	925,000	904,187
5.25%, 6/1/2027 (a)	585,000	574,763

		1,478,950

Commercial Services & Supplies 1.5%
GFL Environmental, Inc., 8.50%, 5/1/2027 (a)	705,000	734,441
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	1,121,000	1,135,013

		1,869,454

Energy Equipment & Services 1.0%
Calfrac Holdings LP, 8.50%, 6/15/2026 (a)	307,000	254,810

Corporate Bonds (continued)

	Principal Amount	Value

CANADA (continued)
Energy Equipment & Services (continued)
Ensign Drilling, Inc., 9.25%, 4/15/2024 (a)	$935,000	$936,552

		1,191,362

Metals & Mining 0.7%
Teck Resources Ltd., 5.20%, 3/1/2042	865,000	842,977

		7,975,874

CHILE 1.7%
Airlines 1.3%
Latam Finance Ltd.
6.88%, 4/11/2024 (a)	645,000	664,021
7.00%, 3/1/2026 (a)	935,000	957,206

		1,621,227

Independent Power and Renewable Electricity Producers 0.4%
AES Gener SA, (USD Swap Semi 5 Year + 4.64%), 7.13%, 3/26/2079 (a)(c)	495,000	518,512

		2,139,739

COLOMBIA 0.4%
Wireless Telecommunication Services 0.4%
Millicom International Cellular SA, 6.25%, 3/25/2029 (a)	440,000	455,400

FRANCE 1.8%
Banks 1.4%
BNP Paribas SA, (USD Swap Semi 5 Year + 4.15%), 6.63%, 3/25/2024 (a)(c)(d)	325,000	331,500
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(c)(d)	1,325,000	1,348,188

		1,679,688

Construction & Engineering 0.4%
Novafives SAS, 5.00%, 6/15/2025 (a)	EUR 410,000	430,660

		2,110,348

GERMANY 1.5%
Machinery 0.6%
Platin 1426 GmbH, 5.38%, 6/15/2023 (a)	685,000	764,454

Pharmaceuticals 0.7%
Nidda BondCo GmbH, 5.00%, 9/30/2025 (a)	300,000	330,275
Nidda Healthcare Holding GmbH, 3.50%, 9/30/2024 (a)	490,000	561,565

		891,840

Textiles, Apparel & Luxury Goods 0.2%
Takko Luxembourg 2 SCA, 5.38%, 11/15/2023 (a)	315,000	294,126

		1,950,420

5

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

GREECE 0.2%
Hotels, Restaurants & Leisure 0.2%
Intralot Capital Luxembourg SA, 5.25%, 9/15/2024 (a)	EUR 440,000	$248,685

ITALY 1.9%
Banks 0.4%
Intesa Sanpaolo SpA, 5.71%, 1/15/2026 (a)	$555,000	542,114

Chemicals 0.3%
Fire BC SpA, (EURIBOR 3 Month + 4.75%, 4.75% Floor), 4.75%, 9/30/2024 (a)(c)	EUR 375,000	422,594

Household Durables 0.7%
International Design Group SpA, 6.50%, 11/15/2025 (a)	790,000	884,823

Pharmaceuticals 0.5%
Rossini Sarl, 6.75%, 10/30/2025 (a)	530,000	641,106

		2,490,637

KAZAKHSTAN 0.2%
Oil, Gas & Consumable Fuels 0.2%
Nostrum Oil & Gas Finance BV, 7.00%, 2/16/2025 (a)	$405,000	271,958

LUXEMBOURG 1.7%
Chemicals 0.6%
INEOS Finance plc, 2.88%, 5/1/2026 (a)	EUR 710,000	792,354

Media 0.7%
Altice Luxembourg SA, 7.75%, 5/15/2022 (a)	$900,000	916,875

Wireless Telecommunication Services 0.4%
Matterhorn Telecom SA, 4.00%, 11/15/2027 (a)	EUR 500,000	551,283

		2,260,512

MEXICO 1.9%
Consumer Finance 0.8%
Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/2026 (a)	$890,000	962,758

Hotels, Restaurants & Leisure 1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)	1,375,000	1,357,813

		2,320,571

NETHERLANDS 0.6%
Professional Services 0.6%
Intertrust Group BV, 3.38%, 11/15/2025 (a)	EUR 580,000	679,802

NIGERIA 0.5%
Oil, Gas & Consumable Fuels 0.5%
SEPLAT Petroleum Development Co. plc, 9.25%, 4/1/2023 (a)	$650,000	676,000

Corporate Bonds (continued)

	Principal Amount		Value

SINGAPORE 1.1%
Consumer Finance 1.1%
Avation Capital SA, 6.50%, 5/15/2021 (a)		$1,395,000	$1,395,000

SWITZERLAND 1.7%
Auto Components 0.4%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)		EUR 535,000	586,555

Banks 0.6%
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a)(c)(d)		$665,000	693,243

Capital Markets 0.7%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a)(c)(d)		770,000	811,364

			2,091,162

UNITED ARAB EMIRATES 1.7%
Energy Equipment & Services 1.0%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)		1,240,000	1,215,200

Marine 0.7%
Topaz Marine SA, 9.13%, 7/26/2022 (a)		895,000	910,734

			2,125,934

UNITED KINGDOM 2.1%
Banks 1.1%
Barclays plc, (USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c)(d)		800,000	827,000
Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (c)(d)		530,000	550,007

			1,377,007

Oil, Gas & Consumable Fuels 0.5%
Neptune Energy Bondco plc, 6.63%, 5/15/2025 (a)		675,000	680,063

Road & Rail 0.5%
Ashtead Capital, Inc., 4.13%, 8/15/2025 (a)		590,000	585,575

			2,642,645

UNITED STATES 52.4%
Auto Components 1.2%
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026		965,000	965,000
Panther BF Aggregator 2 LP, 4.38%, 5/15/2026 (a)	EUR	415,000	477,682

			1,442,682

Biotechnology 1.0%
Horizon Pharma USA, Inc., 6.63%, 5/1/2023		$1,200,000	1,236,000

6

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

UNITED STATES (continued)
Building Products 0.4%
Summit Materials LLC, 6.50%, 3/15/2027 (a)		$526,000	$543,753

Commercial Services & Supplies 1.8%
Covanta Holding Corp., 6.00%, 1/1/2027		1,025,000	1,042,937
Prime Security Services Borrower LLC
9.25%, 5/15/2023 (a)		378,000	398,393
5.25%, 4/15/2024 (a)		220,000	220,550
5.75%, 4/15/2026 (a)		585,000	590,967

			2,252,847

Communications Equipment 0.0%†
Avaya, Inc., 7.00%, 4/1/2019^¥ (a)		2,135,000	0

Consumer Finance 0.6%
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024		755,000	793,900

Containers & Packaging 1.7%
BWAY Holding Co., 4.75%, 4/15/2024 (a)		EUR 740,000	850,966
Crown European Holdings SA, 2.88%, 2/1/2026 (a)		1,095,000	1,283,640

			2,134,606

Diversified Financial Services 0.4%
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)		$478,000	505,485

Diversified Telecommunication Services 1.9%
Frontier Communications Corp.
7.13%, 1/15/2023		900,000	560,250
8.50%, 4/1/2026 (a)		1,170,000	1,102,725
Windstream Services LLC
8.75%, 12/15/2024 (a)		134,000	29,480
8.63%, 10/31/2025 (a)(e)		734,000	722,990

			2,415,445

Electric Utilities 0.5%
Vistra Operations Co. LLC, 5.63%, 2/15/2027 (a)		565,000	579,831

Electronic Equipment, Instruments & Components 1.4%
Belden, Inc.
2.88%, 9/15/2025 (a)	EUR	230,000	263,834
3.38%, 7/15/2027 (a)		780,000	896,684
3.88%, 3/15/2028 (a)		455,000	527,572

			1,688,090

Energy Equipment & Services 2.8%
Archrock Partners LP, 6.88%, 4/1/2027 (a)		615,000	640,369
Exterran Energy Solutions LP, 8.13%, 5/1/2025		945,000	978,075
FTS International, Inc., 6.25%, 5/1/2022		$540,000	530,550
Transocean, Inc., 7.25%, 11/1/2025 (a)		1,144,000	1,132,560
USA Compression Partners LP, 6.88%, 9/1/2027 (a)		257,000	270,492

			3,552,046

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Entertainment 1.0%
Netflix, Inc.
4.88%, 4/15/2028	$425,000	$421,281
3.88%, 11/15/2029 (a)	EUR 400,000	459,313
5.38%, 11/15/2029 (a)	$400,000	405,000

		1,285,594

Equity Real Estate Investment Trusts (REITs) 0.4%
Equinix, Inc., 2.88%, 2/1/2026	EUR 480,000	553,878

Food & Staples Retailing 0.6%
Albertsons Cos. LLC
5.75%, 3/15/2025	589,000	584,582
7.50%, 3/15/2026 (a)	135,000	143,100

		727,682

Food Products 3.4%
Darling Ingredients, Inc., 5.25%, 4/15/2027 (a)	$585,000	595,237
JBS Investments II GmbH, 7.00%, 1/15/2026 (a)	1,035,000	1,076,918
JBS USA LUX SA
6.75%, 2/15/2028 (a)	460,000	486,450
6.50%, 4/15/2029 (a)	375,000	397,500
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)	902,000	931,315
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	870,000	800,400

		4,287,820

Health Care Providers & Services 1.7%
HCA, Inc., 5.63%, 9/1/2028	500,000	532,500
Surgery Center Holdings, Inc.
6.75%, 7/1/2025 (a)	735,000	683,550
10.00%, 4/15/2027 (a)	575,000	590,812
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	405,000	391,838

		2,198,700

Hotels, Restaurants & Leisure 6.5%
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	1,150,000	1,124,125
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)	1,550,000	1,588,750
Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	1,215,000	1,272,712
International Game Technology plc, 6.25%, 1/15/2027 (a)	465,000	488,861
MGM Resorts International, 5.50%, 4/15/2027	655,000	675,469
Scientific Games International, Inc.
3.38%, 2/15/2026 (a)	EUR 625,000	689,917
8.25%, 3/15/2026 (a)	$1,220,000	1,264,225
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	1,018,000	1,010,365

		8,114,424

7

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Household Durables 1.8%
KB Home, 6.88%, 6/15/2027	$980,000	$1,022,875
Lennar Corp., 5.00%, 6/15/2027	1,215,000	1,237,402

		2,260,277

Independent Power and Renewable Electricity Producers 0.9%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (a)	340,000	347,650
Talen Energy Supply LLC
9.50%, 7/15/2022 (a)	665,000	724,850
10.50%, 1/15/2026 (a)	15,000	15,600

		1,088,100

Machinery 2.1%
Cloud Crane LLC, 10.13%, 8/1/2024 (a)	1,000,000	1,075,000
EnPro Industries, Inc., 5.75%, 10/15/2026 (a)	905,000	929,888
Titan International, Inc., 6.50%, 11/30/2023	680,000	652,800

		2,657,688

Media 1.3%
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/2024 (a)	245,000	263,681
CSC Holdings LLC, 5.38%, 2/1/2028 (a)	460,000	467,475
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	950,000	802,750

		1,533,906

Metals & Mining 3.1%
Cleveland-Cliffs, Inc., 5.75%, 3/1/2025	1,000,000	995,200
Commercial Metals Co., 5.75%, 4/15/2026	1,220,000	1,232,200
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022 (a)	1,550,000	1,643,000

		3,870,400

Multiline Retail 0.1%
JC Penney Corp., Inc., 8.63%, 3/15/2025 (a)	245,000	150,675

Oil, Gas & Consumable Fuels 6.3%
American Midstream Partners LP, 9.50%, 12/15/2021 (a)(e)	1,285,000	1,236,812
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	830,000	847,637
Calumet Specialty Products Partners LP, 6.50%, 4/15/2021	505,000	488,588
Centennial Resource Production LLC
5.38%, 1/15/2026 (a)	450,000	442,125
6.88%, 4/1/2027 (a)	125,000	129,531
Endeavor Energy Resources LP, 5.75%, 1/30/2028 (a)	410,000	436,650
EnLink Midstream LLC, 5.38%, 6/1/2029	70,000	70,265

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP
6.50%, 10/1/2025	$830,000	$833,901
6.25%, 5/15/2026	865,000	856,350
Halcon Resources Corp., 6.75%, 2/15/2025	460,000	295,550
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	880,000	816,200
PBF Holding Co. LLC, 7.25%, 6/15/2025	785,000	808,550
Targa Resources Partners LP
6.50%, 7/15/2027 (a)	35,000	37,494
5.00%, 1/15/2028	425,000	417,545

		7,717,198

Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)	1,055,000	1,084,013

Pharmaceuticals 2.0%
Bausch Health Americas, Inc., 8.50%, 1/31/2027 (a)	85,000	92,597
Bausch Health Cos., Inc.
Reg. S, 4.50%, 5/15/2023	EUR 490,000	554,280
5.88%, 5/15/2023 (a)	$445,000	448,426
9.00%, 12/15/2025 (a)	460,000	509,450
5.75%, 8/15/2027 (a)	65,000	67,730
Par Pharmaceutical, Inc., 7.50%, 4/1/2027 (a)	710,000	736,483

		2,408,966

Real Estate Management & Development 0.8%
Kennedy-Wilson, Inc., 5.88%, 4/1/2024	790,000	797,900
Realogy Group LLC, 9.38%, 4/1/2027 (a)	200,000	207,740

		1,005,640

Road & Rail 1.1%
Hertz Corp. (The)
7.38%, 1/15/2021	400,000	399,000
7.63%, 6/1/2022 (a)	947,000	977,186

		1,376,186

Software 0.6%
SS&C Technologies, Inc., 5.50%, 9/30/2027 (a)	745,000	764,091

Specialty Retail 0.5%
L Brands, Inc., 5.25%, 2/1/2028	760,000	679,250

Thrifts & Mortgage Finance 1.1%
Freedom Mortgage Corp., 8.13%, 11/15/2024 (a)	1,525,000	1,353,438

Trading Companies & Distributors 1.5%
H&E Equipment Services, Inc., 5.63%, 9/1/2025	590,000	598,850
United Rentals North America, Inc.
6.50%, 12/15/2026	645,000	690,150
5.25%, 1/15/2030	600,000	603,000

		1,892,000

8

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Wireless Telecommunication Services 1.0%
Sprint Corp.
7.63%, 2/15/2025	$640,000	$646,400
7.63%, 3/1/2026	545,000	545,000

		1,191,400

		65,346,011

ZAMBIA 0.9%
Metals & Mining 0.9%
First Quantum Minerals Ltd., 7.50%, 4/1/2025 (a)	1,140,000	1,101,525

Total Corporate Bonds (cost $106,667,174)		106,028,488

Loan Participations 12.4%
UNITED STATES 12.4%
Auto Components 0.7%
Trico Group LLC, Term Loan, (ICE LIBOR USD 6 Month + 7.00%), 9.60%, 12/31/2100 (c)	970,117	916,761

Building Products 0.2%
Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 2/12/2025 (c)	235,127	230,424

Commercial Services & Supplies 0.6%
West Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 6.63%, 10/10/2024 (c)	777,873	751,721

Communications Equipment 0.3%
CommScope, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 4/6/2026 (c)	410,000	413,202

Construction & Engineering 0.4%
Interior Logic Group, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 5/21/2025 (c)	472,625	466,126

Consumer Services 0.7%
Intrawest Resorts Holdings, Inc., 1st Lien Term Loan B1, (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 7/31/2024 (c)	874,830	878,111

Containers & Packaging 0.8%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 6/30/2022 (c)	1,122,900	990,398

Diversified Telecommunication Services 2.1%
CenturyLink, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (c)	952,588	945,978
Numericable US LLC, Term Loan B11, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 7/31/2025 (c)	1,146,600	1,105,758

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Diversified Telecommunication Services (continued)
Windstream Refinance, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 9.75%, 2/17/2024 (c)	$620,000	$627,750

		2,679,486

Health Care Providers & Services 0.9%
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/16/2025 (c)	1,162,088	1,166,864

Hotels, Restaurants & Leisure 0.2%
SMG Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 1/23/2025 (c)	247,500	245,849

Machinery 0.3%
Shape Technologies Group, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/19/2025 (c)	436,700	430,150

Metals & Mining 1.7%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 2/27/2023 (c)	1,473,863	1,476,324
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 7.60%, 8/23/2023 (c)	610,700	614,517

		2,090,841

Multiline Retail 0.7%
Neiman Marcus Group, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 10/25/2020 (c)	876,130	809,982

Oil, Gas & Consumable Fuels 0.4%
Delek US Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 3/31/2025 (c)	445,500	444,943
MEG Energy Corp., 2017 Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 12/31/2023 (c)	33,300	33,272

		478,215

Personal Products 0.8%
Alphabet Holding Company, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/26/2024 (c)	1,084,012	1,013,551

Software 0.3%
SS&C Technologies Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/16/2025 (c)	136,912	136,930

9

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Software (continued)
SS&C Technologies Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/16/2025 (c)	$191,532	$191,557

		328,487

Specialty Retail 0.6%
Camping World Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 11/8/2023 (c)	763,426	705,214

Wireless Telecommunication Services 0.7%
Sprint Communications, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.50%, 2/2/2024 (c)	892,763	878,255

Total Loan Participation (cost $15,707,025)		15,473,637

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (f)(g)	48,038	48,038

Total Short-Term Investment (cost $48,038)		48,038

Repurchase Agreements 0.7%

	Principal Amount

BNP Paribas Securities Corp. 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $702,027, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $716,522., (g)(h)	$701,974	701,974
Royal Bank of Canada 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $103,017, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $105,070., (g)(h)	103,010	103,010

Total Repurchase Agreements (cost $804,984)		804,984

Total Investments (cost $123,227,221) — 98.0%		122,355,147

Other assets in excess of liabilities — 2.0%		2,502,085

NET ASSETS — 100.0%		$124,857,232

¥	Fair valued security.

^	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $79,951,584 which represents 64.03% of net assets.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $831,519, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $48,038 and $804,984, respectively, a total value of $853,022.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(f)	Represents 7-day effective yield as of April 30, 2019.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $853,022.

(h)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

EURIBOR	Euro Interbank Offered Rate

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

EUR	Euro

USD	United States Dollar

10

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund (Continued)

Forward foreign currency contracts outstanding as of April 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	420,000	USD	471,882	JPMorgan Chase Bank	5/23/2019	73
USD	14,513,631	EUR	12,820,000	JPMorgan Chase Bank	5/23/2019	107,795

Total unrealized appreciation						107,868

USD	471,068	EUR	420,000	JPMorgan Chase Bank	5/3/2019	(4)

Total unrealized depreciation						(4)

Net unrealized appreciation						107,864

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund
Assets:
Investment securities, at value* (cost $122,422,237)	$121,550,163
Repurchase agreements, at value (cost $804,984)	804,984
Cash	1,185,204
Foreign currencies, at value (cost $492,325)	491,968
Interest receivable	1,821,924
Security lending income receivable	258
Receivable for investments sold	1,813,739
Receivable for capital shares issued	11,520
Reclaims receivable	4,403
Unrealized appreciation on forward foreign currency contracts (Note 2)	107,868
Reimbursement from investment adviser (Note 3)	15,174
Prepaid expenses	35,814

Total Assets	127,843,019

Liabilities:
Payable for investments purchased	1,914,583
Payable for capital shares redeemed	89,590
Unrealized depreciation on forward foreign currency contracts (Note 2)	4
Payable upon return of securities loaned (Note 2)	853,022
Accrued expenses and other payables:
Investment advisory fees	65,439
Fund administration fees	21,557
Distribution fees	416
Administrative servicing fees	410
Accounting and transfer agent fees	1,826
Trustee fees	271
Custodian fees	1,186
Compliance program costs (Note 3)	109
Professional fees	19,286
Printing fees	12,169
Other	5,919

Total Liabilities	2,985,787

Net Assets	$124,857,232

Represented by:
Capital	$127,711,141
Total distributable earnings (loss)	(2,853,909)

Net Assets	$124,857,232

Net Assets:
Class A Shares	$1,409,134
Class C Shares	137,969
Class R6 Shares	121,004,002
Institutional Service Shares	2,306,127

Total	$124,857,232

12

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	145,232
Class C Shares	14,228
Class R6 Shares	12,459,839
Institutional Service Shares	237,596

Total	12,856,895

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.70
Class C Shares (b)	$9.70
Class R6 Shares	$9.71
Institutional Service Shares	$9.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.92

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $831,519 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Amundi Global High Yield Fund
INVESTMENT INCOME:
Interest income	$4,342,860
Income from securities lending (Note 2)	31,589

Total Income	4,374,449

EXPENSES:
Investment advisory fees	386,436
Fund administration fees	54,994
Distribution fees Class A	1,565
Distribution fees Class C	762
Administrative servicing fees Class A	125
Administrative servicing fees Institutional Service Class	919
Registration and filing fees	25,086
Professional fees	24,624
Printing fees	7,803
Trustee fees	2,054
Custodian fees	2,762
Accounting and transfer agent fees	3,977
Compliance program costs (Note 3)	293
Other	3,214

Total expenses before expenses reimbursed	514,614

Expenses reimbursed by adviser (Note 3)	(88,009)

Net Expenses	426,605

NET INVESTMENT INCOME	3,947,844

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(2,886,507)
Settlement of forward foreign currency contracts (Note 2)	155,866
Foreign currency transactions (Note 2)	173,372

Net realized losses	(2,557,269)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	4,571,314
Forward foreign currency contracts (Note 2)	30,323
Translation of assets and liabilities denominated in foreign currencies	2,084

Net change in unrealized appreciation/depreciation	4,603,721

Net realized/unrealized gains	2,046,452

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,994,296

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Amundi Global High Yield Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,947,844	$8,404,283
Net realized gains (losses)	(2,557,269)	1,851,903
Net change in unrealized appreciation/depreciation	4,603,721	(8,874,008)

Change in net assets resulting from operations	5,994,296	1,382,178

Distributions to Shareholders From:
Distributable earnings:
Class A	(72,162)	(97,498)
Class C	(8,484)	(11,890)
Class R6	(7,231,172)	(13,181,019)
Institutional Service	(92,824)	(96,190)

Change in net assets from shareholder distributions	(7,404,642)	(13,386,597)

Change in net assets from capital transactions	(2,792,971)	(5,454,683)

Change in net assets	(4,203,317)	(17,459,102)

Net Assets:
Beginning of period	129,060,549	146,519,651

End of period	$124,857,232	$129,060,549

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$326,429	$425,809
Dividends reinvested	39,165	71,902
Cost of shares redeemed	(199,795)	(125,861)

Total Class A Shares	165,799	371,850

Class C Shares
Proceeds from shares issued	14,197	63,300
Dividends reinvested	8,363	11,475
Cost of shares redeemed	(36,404)	(45,211)

Total Class C Shares	(13,844)	29,564

Class R6 Shares
Proceeds from shares issued	4,667,143	1,015,269
Dividends reinvested	7,231,172	13,181,019
Cost of shares redeemed	(15,671,999)	(21,160,999)

Total Class R6 Shares	(3,773,684)	(6,964,711)

Institutional Service Shares
Proceeds from shares issued	1,246,937	6,919,730
Dividends reinvested	90,306	95,276
Cost of shares redeemed	(508,485)	(5,906,392)

Total Institutional Service Shares	828,758	1,108,614

Change in net assets from capital transactions	$(2,792,971)	$(5,454,683)

15

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Global High Yield Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

SHARE TRANSACTIONS:
Class A Shares
Issued	34,671	42,152
Reinvested	4,222	7,135
Redeemed	(21,275)	(12,426)

Total Class A Shares	17,618	36,861

Class C Shares
Issued	1,464	6,365
Reinvested	904	1,139
Redeemed	(3,764)	(4,546)

Total Class C Shares	(1,396)	2,958

Class R6 Shares
Issued	491,164	99,632
Reinvested	779,402	1,306,925
Redeemed	(1,666,427)	(2,095,994)

Total Class R6 Shares	(395,861)	(689,437)

Institutional Service Shares
Issued	131,660	688,285
Reinvested	9,707	9,502
Redeemed	(54,898)	(588,601)

Total Institutional Service Shares	86,469	109,186

Total change in shares	(293,170)	(540,432)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Global High Yield Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.81	0.30	0.16	0.46	(0.53)	(0.04)	(0.57)	$9.70	5.02%		$1,409,134	0.97%	6.27%	1.12%	32.75%
Year Ended October 31, 2018	$10.69	0.59	(0.51)	0.08	(0.47)	(0.49)	(0.96)	$9.81	0.76%		$1,251,332	0.97%	5.90%	1.11%	103.59%
Year Ended October 31, 2017	$10.36	0.62	0.47	1.09	(0.71)	(0.05)	(0.76)	$10.69	10.89%		$970,539	0.96%	5.89%	1.06%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.58	0.27	0.85	(0.49)	–	(0.49)	$10.36	8.83%		$213,186	0.99%	5.83%	1.15%	96.27%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.80	0.26	0.18	0.44	(0.50)	(0.04)	(0.54)	$9.70	4.76%		$137,969	1.70%	5.54%	1.85%	32.75%
Year Ended October 31, 2018	$10.69	0.52	(0.52)	–	(0.40)	(0.49)	(0.89)	$9.80	(0.08%	)	$153,147	1.70%	5.16%	1.84%	103.59%
Year Ended October 31, 2017	$10.35	0.54	0.48	1.02	(0.63)	(0.05)	(0.68)	$10.69	10.17%		$135,407	1.70%	5.19%	1.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.50	0.27	0.77	(0.42)	–	(0.42)	$10.35	7.95%		$107,982	1.75%	5.02%	1.91%	96.27%

Class R6 Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$9.81	0.31	0.17	0.48	(0.54)	(0.04)	(0.58)	$9.71	5.27%		$121,004,002	0.70%	6.55%	0.85%	32.75%
Year Ended October 31, 2018	$10.70	0.62	(0.52)	0.10	(0.50)	(0.49)	(0.99)	$9.81	0.94%		$126,173,486	0.70%	6.15%	0.84%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$144,964,962	0.70%	6.21%	0.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.11%		$162,889,448	0.70%	6.08%	0.84%	96.27%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.81	0.30	0.18	0.48	(0.54)	(0.04)	(0.58)	$9.71	5.21%		$2,306,127	0.81%	6.41%	0.96%	32.75%
Year Ended October 31, 2018	$10.70	0.61	(0.52)	0.09	(0.49)	(0.49)	(0.98)	$9.81	0.83%		$1,482,584	0.82%	6.06%	0.96%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$448,743	0.70%	6.14%	0.81%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.09%		$130,983	0.75%	6.07%	0.91%	96.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

17

Fund Overview	Nationwide Amundi Strategic Income Fund

Asset Allocation1

Corporate Bonds	50.5%
Collateralized Mortgage Obligations	15.5%
Loan Participations	12.4%
Asset-Backed Securities	11.2%
Commercial Mortgage-Backed Securities	4.1%
Foreign Government Securities	2.6%
Short-Term Investment	0.6%
Forward Currency Contracts†	0.0%
Futures Contracts	(0.4)%
Credit Default Swaps	(0.5)%
Other assets in excess of liabilities	4.0%
100.0%

Top Industries2

Banks	7.8%
Wireless Telecommunication Services	4.7%
Oil, Gas & Consumable Fuels	4.1%
Diversified Telecommunication Services	3.3%
Consumer Finance	3.2%
Hotels, Restaurants & Leisure	2.9%
Food Products	2.6%
Commercial Services & Supplies	2.4%
Household Durables	2.1%
Electric Utilities	2.1%
Other Industries	64.8%
100.0%

Top Countries2

United States	74.0%
Canada	3.0%
Bermuda	2.8%
France	2.6%
Italy	2.3%
Mexico	2.0%
Singapore	1.8%
Switzerland	1.5%
Netherlands	1.4%
Argentina	1.1%
Other Countries	7.5%
100.0%

Top Holdings2

FNMA, 6.48%, 5/25/2030	1.5%
FHLMC STACR Trust, 13.23%, 1/25/2049	1.4%
Westlake Automobile Receivables Trust, 4.53%, 5/15/2023	1.4%
BNP Paribas SA, 4.38%, 3/1/2033	1.4%
FNMA, 4.48%, 3/25/2031	1.4%
United Mexican States, 1.63%, 4/8/2026	1.3%
STACR Trust, 12.98%, 2/25/2047	1.2%
ING Groep NV, 3.55%, 4/9/2024	1.1%
Nationstar HECM Loan Trust, 4.70%, 2/25/2028	1.1%
JBS USA LLC, Term Loan B, 5/1/2026	1.1%
Other Holdings	87.1%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

18

Shareholder Expense Example	Nationwide Amundi Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Strategic Income Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,033.50	4.99	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Class C Shares	Actual	(a)	1,000.00	1,029.00	8.75	1.74
	Hypothetical	(a)(b)	1,000.00	1,016.17	8.70	1.74
Class R6 Shares	Actual	(a)	1,000.00	1,034.90	3.38	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.36	0.67
Institutional Service Shares	Actual	(a)	1,000.00	1,033.80	3.38	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.36	0.67

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

19

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund

Asset-Backed Securities 11.2%

	Principal Amount	Value

CANADA 0.1%
Airlines 0.1%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/2021 (a)	$60,633	$62,016

UNITED STATES 11.1%
Automobiles 3.7%
CPS Auto Receivables Trust, Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	170,000	170,790
First Investors Auto Owner Trust, Series 2017-2A, Class E, 5.48%, 10/15/2024 (a)	350,000	356,342
Foursight Capital Automobile Receivables Trust
Series 2018-1, Class E, 5.56%, 1/16/2024 (a)	230,000	237,075
Series 2018-1, Class F, 6.82%, 4/15/2025 (a)	1,080,000	1,112,571
Tidewater Auto Receivables Trust, Series 2018-AA, Class E, 5.48%, 10/15/2026 (a)	750,000	760,260
Westlake Automobile Receivables Trust
Series 2018-1A, Class E, 4.53%, 5/15/2023 (a)	1,790,000	1,826,948
Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	490,000	499,662

		4,963,648

Home Equity 1.0%
Nationstar HECM Loan Trust, Series 2018-1A, Class M4, 4.70%, 2/25/2028 (a)(b)	1,400,000	1,399,720

Other 6.4%
BCC Funding XIV LLC, Series 2018-1A, Class E, 6.00%, 4/21/2025 (a)	750,000	761,391
Conn’s Receivables Funding LLC, Series 2018-A, Class C, 6.02%, 1/15/2023 (a)	1,220,691	1,230,074
Engs Commercial Finance Trust, Series 2018-1A, Class E, 6.10%, 8/22/2025 (a)	930,000	955,306
Progress Residential Trust
Series 2015-SFR2, Class F, 5.07%, 6/12/2032 (a)	1,200,000	1,200,863
Series 2017-SFR1, Class E, 4.26%, 8/17/2034 (a)	310,000	313,443
Series 2017-SFR1, Class F, 5.35%, 8/17/2034 (a)	1,200,000	1,220,375
Series 2018-SFR1, Class F, 4.78%, 3/17/2035 (a)	900,000	900,317
Series 2019-SFR2, Class E, 4.14%, 5/17/2036 (a)	1,000,000	1,001,097
Tricon American Homes Trust
Series 2016-SFR1, Class F, 5.77%, 11/17/2033 (a)	240,000	245,257
Series 2017-SFR2, Class D, 3.67%, 1/17/2036 (a)	150,000	149,719

Asset-Backed Securities (continued)

	Principal Amount	Value

UNITED STATES (continued)
Other (continued)
Series 2017-SFR2, Class E, 4.22%, 1/17/2036 (a)	$475,000	$475,853
Series 2017-SFR2, Class F, 5.10%, 1/17/2036 (a)	140,000	141,198

		8,594,893

Total Asset-Backed Securities (cost $14,878,133)		15,020,277

Collateralized Mortgage Obligations 15.5%
BERMUDA 2.0%
Bellemeade Re Ltd.
Series 2018-1A, Class M1B, 4.08%, 4/25/2028 (a)(b)	1,020,000	1,024,594
Series 2018-2A, Class B1, 5.13%, 8/25/2028 (a)(b)	460,000	460,850
Eagle RE Ltd., Series 2019-1, Class M1B, 4.28%, 4/25/2029 (a)(b)	1,190,000	1,190,984

		2,676,428

UNITED STATES 13.5%
Angel Oak Mortgage Trust LLC, Series 2017-1, Class B1, 6.27%, 1/25/2047 (a)(b)	470,000	476,766
COLT Mortgage Loan Trust, Series 2017-2, Class B1, 4.56%, 10/25/2047 (a)(b)	365,000	365,782
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 4.88%, 4/25/2031 (a)(b)	640,000	653,320
Deephaven Residential Mortgage Trust
Series 2018-2A, Class M1, 4.38%, 4/25/2058 (a)(b)	350,000	356,736
Series 2018-2A, Class B2, 6.04%, 4/25/2058 (a)(b)	940,000	942,885
FHLMC REMICS
Series 4395, Class TI, IO, 4.00%, 5/15/2026	178,028	14,411
Series 3927, Class AI, IO, 4.50%, 8/15/2026	494,293	37,281
Series 4097, Class CI, IO, 3.00%, 8/15/2027	652,309	51,413
Series 4123, Class DI, IO, 3.00%, 10/15/2027	1,667,951	126,413
Series 4244, Class AI, IO, 4.50%, 8/15/2028	351,223	29,780
FHLMC STACR Trust
Series 2018-HQA2, Class B2, 13.48%, 10/25/2048 (a)(b)	1,090,000	1,166,871
Series 2019-DNA1, Class B2, 13.23%, 1/25/2049 (a)(b)	1,700,000	1,848,774
Series 2019-HQA1, Class B2, 14.73%, 2/25/2049 (a)(b)	600,000	642,731
Series 2019-HQA2, Class B1, 6.58%, 4/25/2049 (a)(b)	550,000	550,000
Series 2019-HQA2, Class B2, 13.73%, 4/25/2049 (a)(b)	510,000	510,000

20

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

UNITED STATES (continued)
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 13.23%, 3/25/2025 (b)	$406,105	$549,729
Series 2015-HQA1, Class B, 11.28%, 3/25/2028 (b)	566,692	699,716
Series 2017-HQA1, Class B1, 7.48%, 8/25/2029 (b)	1,000,000	1,111,404
FNMA
Series 2016-C04, Class 1B, 12.73%, 1/25/2029 (b)	199,666	268,879
Series 2017-C07, Class 1B1, 6.48%, 5/25/2030 (b)	1,800,000	1,889,774
Series 2018-C06, Class 1M2, 4.48%, 3/25/2031 (b)	1,750,000	1,759,845
Series 2018-C06, Class 1B1, 6.23%, 3/25/2031 (b)	600,000	603,465
FNMA REMICS
Series 2012-130, Class UI, IO, 3.00%, 12/25/2027	810,726	62,172
Series 2012-150, Class BI, IO, 3.00%, 1/25/2028	756,457	60,248
Series 2013-5, Class YI, IO, 3.00%, 2/25/2028	860,089	68,047
Series 2009-31, Class PI, IO, 5.00%, 11/25/2038	187,659	26,209
GNMA REMICS
Series 2011-167, Class , IO, 5.00%, 12/16/2020	16,179	385
Series 2013-84, Class SC, IO, 4.12%, 3/16/2040 (b)	150,735	21,441
Series 2011-135, Class QI, IO, 4.50%, 6/16/2041	178,866	24,929
Series 2012-140, Class IC, IO, 3.50%, 11/20/2042	218,276	38,394
Series 2016-5, Class CS, IO, 3.67%, 1/20/2046 (b)	299,872	50,903
Series 2016-17, Class JS, IO, 3.62%, 2/20/2046 (b)	286,606	42,678
Series 2016-20, Class SB, IO, 3.62%, 2/20/2046 (b)	326,128	50,664
Series 2016-81, Class , IO, 4.00%, 6/20/2046	181,206	34,065
Series 2016-88, Class SM, IO, 3.62%, 7/20/2046 (b)	291,084	50,689
Series 2016-108, Class QI, IO, 4.00%, 8/20/2046	138,304	29,458
Series 2016-118, Class DS, IO, 3.62%, 9/20/2046 (b)	294,581	50,865
Series 2016-145, Class UI, IO, 3.50%, 10/20/2046	206,351	39,504
STACR Trust
Series 2018-HRP2, Class B1, 6.68%, 2/25/2047 (a)(b)	1,310,000	1,355,458
Series 2018-HRP2, Class B2, 12.98%, 2/25/2047 (a)(b)	1,380,000	1,499,447

		18,161,531

Total Collateralized Mortgage Obligations (cost $19,954,241)		20,837,959

Commercial Mortgage-Backed Securities 4.1%

	Principal Amount	Value

UNITED STATES 4.1%
COMM Mortgage Trust, Series 2015-CR26, Class D, 3.63%, 10/10/2048 (b)	$1,350,000	$1,209,477
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.73%, 11/15/2048 (b)	250,000	235,168
GS Mortgage Securities Trust, Series 2016-GS4, Class D, 3.23%, 11/10/2049 (a)(b)	1,340,000	1,192,856
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.92%, 6/15/2047 (a)(b)	950,000	799,159
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/2049 (a)	785,000	690,765
UBS Commercial Mortgage Trust, Series 2017-C4, Class C, 4.60%, 10/15/2050 (b)	810,000	822,757
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D, 5.04%, 1/15/2059 (b)	125,000	122,981
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.56%, 3/15/2048 (a)(b)	445,000	421,746

Total Commercial Mortgage-Backed Securities (cost $5,312,464)		5,494,909

Corporate Bonds 50.5%
ARGENTINA 1.1%
Electric Utilities 1.1%
Pampa Energia SA, 7.50%, 1/24/2027 (a)	295,000	250,012
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,443,788	1,234,439

		1,484,451

BELGIUM 1.0%
Beverages 1.0%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	1,201,000	1,333,924

BERMUDA 0.7%
Beverages 0.7%
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,000,000	970,639

BRAZIL 0.6%
Chemicals 0.6%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	885,000	867,300

CANADA 2.8%
Aerospace & Defense 0.6%
Bombardier, Inc., 7.88%, 4/15/2027 (a)	835,000	840,219

21

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

CANADA (continued)
Commercial Services & Supplies 1.1%
GFL Environmental, Inc., 8.50%, 5/1/2027 (a)	$755,000	$786,529
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	704,000	712,800

		1,499,329

Energy Equipment & Services 0.1%
Calfrac Holdings LP, 8.50%, 6/15/2026 (a)	269,000	223,270

Wireless Telecommunication Services 1.0%
Rogers Communications, Inc., 4.35%, 5/1/2049	1,320,000	1,330,230

		3,893,048

CHILE 0.7%
Airlines 0.7%
Latam Finance Ltd., 7.00%, 3/1/2026 (a)	895,000	916,256

COLOMBIA 0.4%
Wireless Telecommunication Services 0.4%
Millicom International Cellular SA, 6.25%, 3/25/2029 (a)	435,000	450,225

DENMARK 0.3%
Banks 0.3%
Danske Bank A/S, 5.38%, 1/12/2024 (a)	448,000	469,169

FRANCE 2.5%
Banks 2.5%
BNP Paribas SA
(USD Swap Semi 5 Year + 4.15%), 6.63%, 3/25/2024 (a)(c)(d)	320,000	326,400
(USD Swap Semi 5 Year + 1.48%), 4.38%, 3/1/2033 (a)(d)	1,825,000	1,818,403
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(c)(d)	1,175,000	1,195,563

		3,340,366

IRELAND 1.1%
Banks 0.5%
AIB Group plc, (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a)(d)	620,000	626,336

Road & Rail 0.6%
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022 (a)	800,000	801,640

		1,427,976

ITALY 2.2%
Banks 0.9%
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(d)	1,260,000	1,175,274

Corporate Bonds (continued)

	Principal Amount		Value

ITALY (continued)
Chemicals 0.3%
Fire BC SpA, (EURIBOR 3 Month + 4.75%, 4.75% Floor), 4.75%, 9/30/2024 (a)(d)	EUR	330,000	$371,883

Household Durables 0.6%
International Design Group SpA, 6.50%, 11/15/2025 (a)		720,000	806,422

Pharmaceuticals 0.4%
Rossini Sarl, 6.75%, 10/30/2025 (a)		475,000	574,576

			2,928,155

LUXEMBOURG 0.6%
Chemicals 0.6%
INEOS Finance plc, 2.88%, 5/1/2026 (a)		725,000	809,094

MEXICO 0.7%
Consumer Finance 0.7%
Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/2026 (a)		$850,000	919,488

NETHERLANDS 1.4%
Banks 1.1%
ING Groep NV, 3.55%, 4/9/2024		1,440,000	1,443,320

Professional Services 0.3%
Intertrust Group BV, 3.38%, 11/15/2025 (a)		EUR 300,000	351,622

			1,794,942

SINGAPORE 1.8%
Consumer Finance 0.9%
Avation Capital SA, 6.50%, 5/15/2021 (a)		$1,205,000	1,205,000

Trading Companies & Distributors 0.9%
BOC Aviation Ltd., 3.50%, 10/10/2024 (a)		1,160,000	1,154,536

			2,359,536

SWITZERLAND 1.4%
Auto Components 0.4%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)		EUR 475,000	520,773

Banks 0.5%
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a)(c)(d)		$640,000	667,181

Capital Markets 0.5%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a)(c)(d)		675,000	711,261

			1,899,215

UNITED ARAB EMIRATES 0.4%
Energy Equipment & Services 0.4%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)		560,000	548,800

22

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED KINGDOM 0.9%
Banks 0.9%
Barclays plc, (USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c)(d)	$800,000	$827,000
Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (c)(d)	470,000	487,743

		1,314,743

UNITED STATES 29.9%
Auto Components 0.3%
Panther BF Aggregator 2 LP, 4.38%, 5/15/2026 (a)	EUR 325,000	374,088

Banks 0.8%
Citigroup, Inc., (ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (d)	$1,070,000	1,075,447

Building Products 0.4%
Summit Materials LLC, 6.50%, 3/15/2027 (a)	505,000	522,044

Capital Markets 1.3%
BlackRock, Inc., 3.25%, 4/30/2029	570,000	572,145
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	1,210,000	1,201,615

		1,773,760

Commercial Services & Supplies 1.1%
Covanta Holding Corp., 6.00%, 1/1/2027	910,000	925,925
Prime Security Services Borrower LLC 5.25%, 4/15/2024 (a)	220,000	220,550
5.75%, 4/15/2026 (a)	265,000	267,703

		1,414,178

Consumer Finance 1.5%
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024	745,000	783,385
General Motors Financial Co., Inc., 3.55%, 7/8/2022	1,270,000	1,276,115

		2,059,500

Containers & Packaging 0.3%
BWAY Holding Co., 4.75%, 4/15/2024 (a)	EUR 310,000	356,486

Diversified Financial Services 0.3%
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	$335,000	354,262

Diversified Telecommunication Services 1.3%
Frontier Communications Corp. 7.13%, 1/15/2023	750,000	466,875
8.50%, 4/1/2026 (a)	265,000	249,762
Windstream Services LLC, 8.63%, 10/31/2025 (a)(e)	1,000,000	985,000

		1,701,637

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Electric Utilities 0.9%
Southern California Edison Co., Series B, 4.88%, 3/1/2049	$600,000	$636,415
Vistra Operations Co. LLC, 5.63%, 2/15/2027 (a)	540,000	554,175

		1,190,590

Electronic Equipment, Instruments & Components 0.8%
Belden, Inc., 3.88%, 3/15/2028 (a)	EUR 905,000	1,049,346

Energy Equipment & Services 0.6%
Transocean, Inc., 7.25%, 11/1/2025 (a)	$769,000	761,310

Entertainment 0.9%
Netflix, Inc. 3.88%, 11/15/2029 (a)	EUR 560,000	643,038
5.38%, 11/15/2029 (a)	$555,000	561,938

		1,204,976

Equity Real Estate Investment Trusts (REITs) 0.4%
American Homes 4 Rent LP, 4.25%, 2/15/2028	125,000	124,389
Highwoods Realty LP, 4.20%, 4/15/2029	383,000	387,594

		511,983

Food Products 1.5%
Darling Ingredients, Inc., 5.25%, 4/15/2027 (a)	595,000	605,412
JBS Investments II GmbH, 7.00%, 1/15/2026 (a)	925,000	962,463
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	535,000	492,200

		2,060,075

Health Care Equipment & Supplies 0.3%
Medtronic Global Holdings SCA, 1.13%, 3/7/2027	EUR 315,000	363,581

Health Care Providers & Services 0.4%
Surgery Center Holdings, Inc., 10.00%, 4/15/2027 (a)	$585,000	601,087

Hotels, Restaurants & Leisure 2.8%
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)	1,175,000	1,204,375
MGM Resorts International, 5.50%, 4/15/2027	665,000	685,781
Scientific Games International, Inc. 3.38%, 2/15/2026 (a)	EUR 135,000	149,022
8.25%, 3/15/2026 (a)	$1,195,000	1,238,319
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	440,000	436,700

		3,714,197

Household Durables 1.4%
KB Home, 6.88%, 6/15/2027	935,000	975,906
Lennar Corp., 5.00%, 6/15/2027	910,000	926,778

		1,902,684

23

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Independent Power and Renewable Electricity Producers 0.2%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (a)	$300,000	$306,750

Insurance 1.3%
Farmers Exchange Capital III, (ICE LIBOR USD 3 Month + 3.45%), 5.45%, 10/15/2054 (a)(d)	830,000	826,606
Marsh & McLennan Cos., Inc., 1.98%, 3/21/2030	EUR 250,000	290,109
Protective Life Corp., 4.30%, 9/30/2028 (a)	$600,000	606,498

		1,723,213

Machinery 0.6%
EnPro Industries, Inc., 5.75%, 10/15/2026 (a)	790,000	811,725

Media 0.7%
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	1,100,000	929,500

Oil, Gas & Consumable Fuels 3.9%
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	715,000	730,194
EnLink Midstream LLC, 5.38%, 6/1/2029	75,000	75,284
EQT Corp., 3.90%, 10/1/2027	1,250,000	1,179,732
Genesis Energy LP 6.50%, 10/1/2025	880,000	884,136
6.25%, 5/15/2026	425,000	420,750
Midwest Connector Capital Co. LLC, 4.63%, 4/1/2029 (a)	587,000	608,838
MPLX LP, 4.50%, 4/15/2038	610,000	585,036
Noble Energy, Inc., 5.25%, 11/15/2043	690,000	725,068

		5,209,038

Paper & Forest Products 0.7%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)	940,000	965,850

Pharmaceuticals 1.2%
Allergan Funding SCS, 2.63%, 11/15/2028	EUR 250,000	301,697
Bausch Health Cos., Inc., 4.50%, 5/15/2023 (a)	$495,000	559,936
Par Pharmaceutical, Inc., 7.50%, 4/1/2027 (a)	700,000	726,110

		1,587,743

Semiconductors & Semiconductor Equipment 0.6%
Broadcom, Inc. 3.63%, 10/15/2024 (a)	486,000	479,712
4.25%, 4/15/2026 (a)	384,000	379,569

		859,281

Technology Hardware, Storage & Peripherals 0.4%
Dell International LLC, 4.90%, 10/1/2026 (a)	560,000	573,595

Corporate Bonds (continued)

	Principal Amount		Value

UNITED STATES (continued)
Thrifts & Mortgage Finance 1.1%
Freedom Mortgage Corp. 8.13%, 11/15/2024 (a)		$1,175,000	$1,042,812
8.25%, 4/15/2025 (a)		580,000	514,750

			1,557,562

Tobacco 0.3%
Altria Group, Inc., 2.20%, 6/15/2027	EUR	410,000	473,752

Wireless Telecommunication Services 1.6%
Sprint Corp., 7.63%, 3/1/2026		$605,000	605,000
Sprint Spectrum Co. LLC, 5.15%, 3/20/2028 (a)		680,000	700,325
T-Mobile USA, Inc., 4.75%, 2/1/2028		955,000	963,356

			2,268,681

			40,257,921

Total Corporate Bonds (cost $67,619,699)			67,985,248

Foreign Government Securities 2.6%
MEXICO 1.3%
United Mexican States, 1.63%, 4/8/2026	EUR	1,500,000	1,684,019

OMAN 0.4%
Oman Government Bond, 4.13%, 1/17/2023 (a)		$575,000	555,680

QATAR 0.9%
Qatar Government Bond, 4.82%, 3/14/2049 (a)		1,135,000	1,218,706

Total Foreign Government Securities (cost $3,384,946)			3,458,405

Loan Participations 12.4%
UNITED STATES 12.4%
Auto Components 0.4%
Trico Group LLC, Term Loan, (ICE LIBOR USD 6 Month + 7.00%), 9.60%, 12/31/2100 (d)		623,174	588,900

Building Products 0.3%
Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 2/12/2025 (d)		388,639	380,866

Commercial Services & Supplies 0.1%
West Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 6.63%, 10/10/2024 (d)		160,939	155,528

Communications Equipment 0.3%
CommScope, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 4/6/2026 (d)		395,000	398,085

24

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Construction & Engineering 0.3%
Interior Logic Group, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 5/21/2025 (d)	$412,925	$407,247

Consumer Services 0.1%
Intrawest Resorts Holdings, Inc., 1st Lien Term Loan B1, (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 7/31/2024 (d)	180,439	181,116

Containers & Packaging 0.3%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 6/30/2022 (d)	453,100	399,634

Diversified Telecommunication Services 1.9%
CenturyLink, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (d)	1,206,944	1,198,568
Numericable US LLC, Term Loan B11, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 7/31/2025 (d)	441,000	425,292
Windstream Corp., Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 10.50%, 3/29/2021 (d)	350,278	356,408
Windstream Refinance, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 9.75%, 2/17/2024 (d)	615,000	622,688

		2,602,956

Electronic Equipment, Instruments & Components 0.3%
ATS Consolidated, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 2/28/2025 (d)	346,500	347,692

Equity Real Estate Investment Trusts (REITs) 0.3%
Iron Mountain, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 1/2/2026 (d)	331,650	324,742

Food Products 1.0%
JBS USA LLC, Term Loan B, (ICE LIBOR USD 3 Month + 0.00%), 0.00%, 5/1/2026 (d)	1,380,000	1,381,725

Health Care Providers & Services 0.8%
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/16/2025 (d)	1,062,338	1,066,704

Insurance 0.2%
Pre-Paid Legal Services, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 4/11/2025 (d)	321,125	318,983

Machinery 0.5%
Shape Technologies Group, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/19/2025 (d)	669,938	659,888

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Metals & Mining 1.0%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 2/27/2023 (d)	$1,240,625	$1,242,697
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 7.60%, 8/23/2023 (d)	123,125	123,894

		1,366,591

Multiline Retail 0.8%
Neiman Marcus Group, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 10/25/2020 (d)	1,085,036	1,003,116

Oil, Gas & Consumable Fuels 0.1%
Prairie ECI Acquiror LP, Term Loan, (ICE LIBOR USD 6 Month + 4.75%), 7.37%, 3/7/2026 (d)	145,000	146,389

Personal Products 0.6%
Alphabet Holding Company, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/26/2024 (d)	895,313	837,118

Pharmaceuticals 0.3%
Bausch Health Companies, Inc., (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 6/2/2025 (d)	407,000	408,612

Semiconductors & Semiconductor Equipment 0.4%
Microchip Technology, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 5/29/2025 (d)	533,871	532,702

Software 0.3%
SS&C Technologies Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/16/2025 (d)	189,571	189,595
SS&C Technologies Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/16/2025 (d)	265,198	265,233

		454,828

Specialty Retail 0.5%
Camping World Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 11/8/2023 (d)	657,164	607,055

Wireless Telecommunication Services 1.6%
SBA Senior Finance II LLC, 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 4/6/2025 (d)	1,324,988	1,316,150
Sprint Communications, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.50%, 2/2/2024 (d)	812,963	799,752

		2,115,902

Total Loan Participation (cost $16,750,143)		16,686,379

25

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

Short-Term Investment 0.6%

	Principal Amount	Value

U.S. Treasury Obligation 0.6%
U.S. Treasury Bills, 2.37% 5/9/2019	$770,000	$769,594

Total Short-Term Investment (cost $769,596)		769,594

Total Investments (cost $128,669,222) — 96.9%		130,252,771

Other assets in excess of liabilities — 3.1%		4,198,487

NET ASSETS — 100.0%		$134,451,258

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $78,601,547 which represents 58.46% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of April 30, 2019.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

EUR	Euro
USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — buy protection as of April 30, 2019(1):

Reference Obligation/Index	Financing Rate Paid/ (Received) by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North American High Yield Index Series 32-V1	5.00	Quarterly	6/20/2024	3.26	USD 26,300,000	(1,533,818)	(618,546)	(2,152,364)
Markit CDX North American Investment Grade Index Series 32-V1	1.00	Quarterly	6/20/2024	0.56	USD 22,750,000	(365,517)	(120,365)	(485,882)

						(1,899,335)	(738,911)	(2,638,246)

1

The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

26

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund (Continued)

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At April 30, 2019, the Fund has $1,128,487 segregated as collateral for credit default swap contracts.

Currency:

USD	United States Dollar

Forward foreign currency contracts outstanding as of April 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	7,660,978	EUR	6,767,000	JPMorgan Chase Bank	5/23/2019	56,899

Total unrealized appreciation						56,899

USD	623,566	EUR	559,033	JPMorgan Chase Bank	5/23/2019	(4,620)

Total unrealized depreciation						(4,620)

Net unrealized appreciation						52,279

Currency:

EUR	Euro

USD	United States Dollar

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 10 Year Ultra Note	23	6/2019	USD	3,030,969	16,900

					16,900

Short Contracts
Euro-Bobl	(22)	6/2019	EUR	(3,280,074)	(6,318)
Euro-Bund	(118)	6/2019	EUR	(21,878,579)	(304,070)
U.S. Treasury 5 Year Note	(192)	6/2019	USD	(22,203,000)	(115,101)
U.S. Treasury 10 Year Note	(24)	6/2019	USD	(2,968,125)	(9,617)
U.S. Treasury Long Bond	(39)	6/2019	USD	(5,751,281)	(70,247)
U.S. Treasury Ultra Bond	(12)	6/2019	USD	(1,971,375)	(5,061)
USD 10 Year Interest Rate Swap	(21)	6/2019	USD	(2,191,875)	(49,599)
USD 5 Year Interest Rate Swap	(27)	6/2019	USD	(2,786,274)	(33,185)

					(593,198)

					(576,298)

At April 30, 2019, the Fund had $770,000 segregated as collateral with the broker for open futures contracts.

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund
Assets:
Investment securities, at value (cost $128,669,222)	$130,252,771
Cash	2,864,935
Cash pledged for centrally cleared credit default swap contracts	1,128,487
Deposits with broker for futures contracts	770,000
Foreign currencies, at value (cost $18,481)	18,481
Interest receivable	964,742
Receivable for investments sold	2,361,186
Receivable for capital shares issued	121,527
Reclaims receivable	524
Receivable for variation margin on centrally cleared credit default swap contracts	14,290
Unrealized appreciation on forward foreign currency contracts (Note 2)	56,899
Reimbursement from investment adviser (Note 3)	9,735
Prepaid expenses	36,504

Total Assets	138,600,081

Liabilities:
Payable for investments purchased	3,874,554
Payable for capital shares redeemed	96,070
Payable for variation margin on futures contracts	40,632
Unrealized depreciation on forward foreign currency contracts (Note 2)	4,620
Accrued expenses and other payables:
Investment advisory fees	60,642
Fund administration fees	21,746
Distribution fees	989
Administrative servicing fees	8,256
Accounting and transfer agent fees	3,744
Trustee fees	229
Custodian fees	1,077
Compliance program costs (Note 3)	90
Professional fees	20,147
Printing fees	11,775
Other	4,252

Total Liabilities	4,148,823

Net Assets	$134,451,258

Represented by:
Capital	$135,006,090
Total distributable earnings (loss)	(554,832)

Net Assets	$134,451,258

Net Assets:
Class A Shares	$3,461,886
Class C Shares	464,746
Class R6 Shares	105,546,794
Institutional Service Shares	24,977,832

Total	$134,451,258

28

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	336,529
Class C Shares	45,214
Class R6 Shares	10,259,017
Institutional Service Shares	2,428,582

Total	13,069,342

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.29
Class C Shares (b)	$10.28
Class R6 Shares	$10.29
Institutional Service Shares	$10.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.53

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Amundi Strategic Income Fund
INVESTMENT INCOME:
Interest income	$3,630,892
Income from securities lending (Note 2)	1,782

Total Income	3,632,674

EXPENSES:
Investment advisory fees	328,949
Fund administration fees	54,512
Distribution fees Class A	2,805
Distribution fees Class C	1,316
Administrative servicing fees Class A	748
Administrative servicing fees Class C	99
Registration and filing fees	24,841
Professional fees	25,190
Printing fees	7,617
Trustee fees	1,913
Custodian fees	2,505
Accounting and transfer agent fees	7,030
Compliance program costs (Note 3)	276
Other	2,657

Total expenses before and expenses reimbursed	460,458

Expenses reimbursed by adviser (Note 3)	(61,033)

Net Expenses	399,425

NET INVESTMENT INCOME	3,233,249

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(336,664)
Expiration or closing of futures contracts (Note 2)	(873,343)
Settlement of forward foreign currency contracts (Note 2)	34,341
Foreign currency transactions (Note 2)	86,372
Expiration or closing of swap contracts (Note 2)	(316,980)

Net realized losses	(1,406,274)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	3,805,025
Futures contracts (Note 2)	(799,774)
Forward foreign currency contracts (Note 2)	31,538
Translation of assets and liabilities denominated in foreign currencies	(2,049)
Swap contracts (Note 2)	(738,798)

Net change in unrealized appreciation/depreciation	2,295,942

Net realized/unrealized gains	889,668

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,122,917

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	Nationwide Amundi Strategic Income Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,233,249	$4,375,192
Net realized losses	(1,406,274)	(431,443)
Net change in unrealized appreciation/depreciation	2,295,942	(2,820,614)

Change in net assets resulting from operations	4,122,917	1,123,135

Distributions to Shareholders From:
Distributable earnings:
Class A	(61,595)	(48,094)
Class C	(5,479)	(11,503)
Class R6	(2,791,875)	(2,828,759)
Institutional Service	(266,909)	(1,656,472)

Change in net assets from shareholder distributions	(3,125,858)	(4,544,828)

Change in net assets from capital transactions	16,354,028	90,114,973

Change in net assets	17,351,087	86,693,280

Net Assets:
Beginning of period	117,100,171	30,406,891

End of period	$134,451,258	$117,100,171

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,076,213	$1,967,348
Dividends reinvested	60,425	47,157
Cost of shares redeemed	(2,699,910)	(414,154)

Total Class A Shares	1,436,728	1,600,351

Class C Shares
Proceeds from shares issued	262,004	68,016
Dividends reinvested	5,479	11,503
Cost of shares redeemed	(8,718)	(39,394)

Total Class C Shares	258,765	40,125

Class R6 Shares
Proceeds from shares issued	5,699,458	114,216,141
Dividends reinvested	2,791,875	2,828,759
Cost of shares redeemed	(15,371,968)	(2,982,220)

Total Class R6 Shares	(6,880,635)	114,062,680

Institutional Service Shares
Proceeds from shares issued	22,100,679	3,371,022
Dividends reinvested	264,209	1,653,599
Cost of shares redeemed	(825,718)	(30,612,804)

Total Institutional Service Shares	21,539,170	(25,588,183)

Change in net assets from capital transactions	$16,354,028	$90,114,973

31

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Strategic Income Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	402,175	190,431
Reinvested	6,007	4,568
Redeemed	(267,877)	(40,356)

Total Class A Shares	140,305	154,643

Class C Shares
Issued	25,767	6,572
Reinvested	544	1,114
Redeemed	(854)	(3,843)

Total Class C Shares	25,457	3,843

Class R6 Shares
Issued	561,431	10,951,781
Reinvested	278,016	274,811
Redeemed	(1,528,103)	(290,172)

Total Class R6 Shares	(688,656)	10,936,420

Institutional Service Shares
Issued	2,178,672	326,784
Reinvested	26,148	159,877
Redeemed	(81,632)	(2,960,623)

Total Institutional Service Shares	2,123,188	(2,473,962)

Total change in shares	1,600,294	8,620,944

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Strategic Income Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.21	0.26	0.07	0.33	(0.25)	–	(0.25)	$10.29	3.35%	$3,461,886	0.99%	5.16%	1.09%	48.52%
Year Ended October 31, 2018	$10.68	0.47	(0.17)	0.30	(0.37)	(0.40)	(0.77)	$10.21	2.91%	$2,003,603	0.94%	4.52%	1.15%	135.53%
Year Ended October 31, 2017	$10.37	0.55	0.49	1.04	(0.53)	(0.20)	(0.73)	$10.68	10.50%	$444,015	0.93%	5.20%	1.52%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.45	0.34	0.79	(0.42)	–	(0.42)	$10.37	8.13%	$132,789	0.97%	4.55%	1.97%	191.67%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.21	0.22	0.07	0.29	(0.22)	–	(0.22)	$10.28	2.90%	$464,746	1.74%	4.43%	1.84%	48.52%
Year Ended October 31, 2018	$10.68	0.39	(0.16)	0.23	(0.30)	(0.40)	(0.70)	$10.21	2.14%	$201,674	1.72%	3.73%	1.96%	135.53%
Year Ended October 31, 2017	$10.37	0.46	0.50	0.96	(0.45)	(0.20)	(0.65)	$10.68	9.69%	$169,906	1.67%	4.41%	2.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.38	0.34	0.72	(0.35)	–	(0.35)	$10.37	7.35%	$141,305	1.71%	3.85%	2.72%	191.67%

Class R6 Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$10.21	0.28	0.07	0.35	(0.27)	–	(0.27)	$10.29	3.49%	$105,546,794	0.67%	5.51%	0.78%	48.52%
Year Ended October 31, 2018	$10.68	0.49	(0.16)	0.33	(0.40)	(0.40)	(0.80)	$10.21	3.20%	$111,777,775	0.67%	4.75%	0.79%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$120,138	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.34	0.82	(0.45)	–	(0.45)	$10.37	8.47%	$108,493	0.67%	4.84%	1.67%	191.67%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.21	0.28	0.06	0.34	(0.27)	–	(0.27)	$10.28	3.38%	$24,977,832	0.67%	5.47%	0.77%	48.52%
Year Ended October 31, 2018	$10.68	0.48	(0.14)	0.34	(0.41)	(0.40)	(0.81)	$10.21	3.22%	$3,117,119	0.67%	4.55%	1.08%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$29,672,832	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.33	0.81	(0.44)	–	(0.44)	$10.37	8.41%	$26,796,866	0.72%	4.79%	1.73%	191.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

33

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Asset Allocation1

Common Stocks	96.7%
Exchange Traded Fund	2.1%
Repurchase Agreements	0.5%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries2

Banks	19.9%
Oil, Gas & Consumable Fuels	10.5%
Internet & Direct Marketing Retail	6.1%
Interactive Media & Services	5.1%
Technology Hardware, Storage & Peripherals	5.0%
Metals & Mining	4.5%
IT Services	3.8%
Wireless Telecommunication Services	3.7%
Semiconductors & Semiconductor Equipment	3.4%
Food Products	3.2%
Other Industries#	34.8%
100.0%

Top Countries2

China	31.5%
India	11.9%
South Korea	11.3%
Brazil	8.9%
Taiwan	6.5%
Russia	4.9%
Indonesia	4.5%
United States	3.5%
Mexico	3.2%
Colombia	2.7%
Other Countries#	11.1%
100.0%

Top Holdings2

Tencent Holdings Ltd.	4.6%
Alibaba Group Holding Ltd., ADR	4.0%
Samsung Electronics Co. Ltd.	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Commercial International Bank Egypt SAE (Registered), GDR	2.2%
VanEck Vectors Vietnam ETF	2.1%
China Construction Bank Corp., Class H	1.9%
LUKOIL PJSC, ADR	1.8%
Petroleo Brasileiro SA, ADR	1.6%
Vale SA, ADR	1.6%
Other Holdings#	72.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

34

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,118.40	7.35	1.40
	Hypothetical	(a)(b)	1,000.00	1,017.85	7.00	1.40
Class C Shares	Actual	(a)	1,000.00	1,113.30	11.84	2.26
	Hypothetical	(a)(b)	1,000.00	1,013.59	11.28	2.26
Class M Shares	Actual	(a)	1,000.00	1,120.70	5.78	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.34	5.51	1.10
Class R6 Shares	Actual	(a)	1,000.00	1,120.50	5.78	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.34	5.51	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	1,120.60	6.15	1.17
	Hypothetical	(a)(b)	1,000.00	1,018.99	5.86	1.17

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

35

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 96.7%

	Shares	Value

ARGENTINA 1.4%
Internet & Direct Marketing Retail 0.9%
MercadoLibre, Inc.*	600	$290,484

Software 0.5%
Globant SA*	2,000	167,980

		458,464

BRAZIL 8.9%
Banks 2.6%
Banco Bradesco SA, ADR	12,000	108,720
Banco do Estado do Rio Grande do Sul SA (Preference), Class B	50,000	311,391
Banco Santander Brasil SA, ADR (a)	25,000	286,250
Itau Unibanco Holding SA, ADR	12,000	103,800

		810,161

Capital Markets 0.4%
B3 SA — Brasil Bolsa Balcao*	15,000	131,787

Diversified Consumer Services 0.6%
Estacio Participacoes SA	30,000	207,952

Diversified Telecommunication Services 0.4%
Telefonica Brasil SA, ADR	10,000	119,000

Electric Utilities 0.3%
EDP — Energias do Brasil SA	25,000	111,640

Insurance 0.7%
IRB Brasil Resseguros S/A	10,000	239,474

Metals & Mining 1.6%
Vale SA, ADR	40,000	511,200

Oil, Gas & Consumable Fuels 1.6%
Petroleo Brasileiro SA, ADR*	35,000	533,050

Wireless Telecommunication Services 0.7%
TIM Participacoes SA, ADR*	15,000	222,150

		2,886,414

CHINA 31.4%
Auto Components 0.4%
Tianneng Power International Ltd.	150,000	140,744

Automobiles 0.4%
BAIC Motor Corp. Ltd., Class H Reg. S (b)	200,000	139,841

Banks 6.5%
Agricultural Bank of China Ltd., Class H	450,000	207,373
Bank of China Ltd., Class H	350,000	166,621
China CITIC Bank Corp. Ltd., Class H	440,000	282,258
China Construction Bank Corp., Class H	680,000	599,751
China Merchants Bank Co. Ltd., Class H	70,000	346,967
Industrial & Commercial Bank of China Ltd., Class H	680,000	510,849

		2,113,819

Construction & Engineering 0.3%
Sinopec Engineering Group Co. Ltd., Class H	110,000	106,417

Construction Materials 0.5%
China Resources Cement Holdings Ltd.	150,000	149,858

Diversified Consumer Services 0.4%
New Oriental Education & Technology Group, Inc., ADR*	1,300	124,098

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Diversified Financial Services 0.4%
Far East Horizon Ltd.	125,000	$138,850

Diversified Telecommunication Services 1.3%
China Communications Services Corp. Ltd., Class H	275,000	221,673
China Telecom Corp. Ltd., Class H	200,000	103,681
China Unicom Hong Kong Ltd.	90,000	106,457

		431,811

Electronic Equipment, Instruments & Components 0.5%
Kingboard Holdings Ltd.	50,000	162,932

Food Products 0.3%
Dali Foods Group Co. Ltd. Reg. S (b)	150,000	106,733

Gas Utilities 0.6%
China Resources Gas Group Ltd.	40,000	185,278

Health Care Providers & Services 0.3%
Sinopharm Group Co. Ltd., Class H	24,923	97,996

Health Care Technology 0.6%
Alibaba Health Information Technology Ltd.*	150,000	179,556

Hotels, Restaurants & Leisure 0.4%
Yum China Holdings, Inc.	2,500	118,850

Independent Power and Renewable Electricity Producers 0.3%
China Resources Power Holdings Co. Ltd.	60,000	83,941

Industrial Conglomerates 0.7%
CITIC Ltd.	150,000	218,079

Insurance 1.1%
Ping An Insurance Group Co. of China Ltd., Class H	30,000	361,475

Interactive Media & Services 5.1%
Baidu, Inc., ADR*	1,000	166,230
Tencent Holdings Ltd.	30,000	1,486,284

		1,652,514

Internet & Direct Marketing Retail 4.0%
Alibaba Group Holding Ltd., ADR*	7,000	1,298,990

Machinery 1.2%
Sinotruk Hong Kong Ltd.	70,000	151,638
Weichai Power Co. Ltd., Class H	150,000	245,340

		396,978

Oil, Gas & Consumable Fuels 1.9%
China Petroleum & Chemical Corp., Class H	300,000	229,995
China Shenhua Energy Co. Ltd., Class H	100,000	221,196
CNOOC Ltd.	90,000	162,828

		614,019

Pharmaceuticals 0.3%
China Resources Pharmaceutical Group Ltd. Reg. S (b)	80,000	113,691

Real Estate Management & Development 1.0%
China Overseas Land & Investment Ltd.	30,000	112,321
Guangzhou R&F Properties Co. Ltd., Class H	100,000	198,869

		311,190

Technology Hardware, Storage & Peripherals 1.0%
Lenovo Group Ltd.	350,000	324,520

36

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Textiles, Apparel & Luxury Goods 0.6%
Li Ning Co. Ltd.*	100,000	$181,920

Wireless Telecommunication Services 1.3%
China Mobile Ltd.	45,000	428,373

		10,182,473

COLOMBIA 2.7%
Banks 1.7%
Bancolombia SA, ADR	5,500	278,960
Grupo Aval Acciones y Valores SA, ADR	35,000	275,100

		554,060

Oil, Gas & Consumable Fuels 1.0%
Ecopetrol SA, ADR	17,000	314,330

		868,390

EGYPT 2.2%
Banks 2.2%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	162,500	711,059

HONG KONG 0.6%
Textiles, Apparel & Luxury Goods 0.6%
Bosideng International Holdings Ltd.	700,000	192,932

HUNGARY 2.5%
Banks 1.4%
OTP Bank Nyrt.	10,000	443,183

Oil, Gas & Consumable Fuels 0.6%
MOL Hungarian Oil & Gas plc	17,300	198,625

Pharmaceuticals 0.5%
Richter Gedeon Nyrt	8,000	158,300

		800,108

INDIA 11.8%
Airlines 0.6%
InterGlobe Aviation Ltd. Reg. S (b)	9,000	196,248

Banks 0.7%
ICICI Bank Ltd., ADR	20,000	229,000

Chemicals 0.5%
Asian Paints Ltd.	7,500	157,766

Consumer Finance 0.7%
Muthoot Finance Ltd.	25,000	214,645

Diversified Financial Services 0.6%
REC Ltd.	90,000	190,909

Food Products 1.0%
Nestle India Ltd.	2,000	313,953

Gas Utilities 0.8%
GAIL India Ltd.	50,000	256,511

Household Products 0.5%
Hindustan Unilever Ltd.	6,000	151,647

IT Services 3.2%
Infosys Ltd., ADR	36,000	387,359
Tata Consultancy Services Ltd.	10,000	325,017
Tech Mahindra Ltd.	14,000	168,684
Wipro Ltd.	46,666	200,661

		1,081,721

Common Stocks (continued)

	Shares	Value

INDIA (continued)
Metals & Mining 0.5%
Hindalco Industries Ltd.	50,000	$148,642

Oil, Gas & Consumable Fuels 1.7%
Hindustan Petroleum Corp. Ltd.	40,000	167,624
Reliance Industries Ltd.	20,000	400,465

		568,089

Pharmaceuticals 1.0%
Dr Reddy’s Laboratories Ltd.	8,000	337,414

		3,846,545

INDONESIA 4.4%
Banks 1.6%
Bank Negara Indonesia Persero Tbk. PT*	320,000	215,571
Bank Rakyat Indonesia Persero Tbk. PT*	1,100,000	337,316

		552,887

Construction Materials 0.4%
Semen Indonesia Persero Tbk. PT	150,000	142,317

Diversified Telecommunication Services 0.6%
Telekomunikasi Indonesia Persero Tbk. PT	740,000	197,476

Food Products 0.5%
Indofood CBP Sukses Makmur Tbk. PT	220,000	150,188

Gas Utilities 0.5%
Perusahaan Gas Negara Persero Tbk.	900,000	146,624

Media 0.3%
Surya Citra Media Tbk. PT	800,000	104,467

Real Estate Management & Development 0.5%
Pakuwon Jati Tbk. PT	3,000,000	150,520

		1,444,479

MEXICO 3.1%
Food & Staples Retailing 0.9%
Wal-Mart de Mexico SAB de CV	96,000	282,109

Industrial Conglomerates 0.4%
Alfa SAB de CV, Class A	130,000	131,387

Metals & Mining 0.4%
Grupo Mexico SAB de CV Series B	40,000	117,292

Transportation Infrastructure 0.6%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	4,000	196,720

Wireless Telecommunication Services 0.8%
America Movil SAB de CV, Class L, ADR	20,000	295,401

		1,022,909

PAKISTAN 0.9%
Banks 0.3%
MCB Bank Ltd.	70,000	94,122

Chemicals 0.3%
Engro Fertilizers Ltd.	200,000	98,273

Oil, Gas & Consumable Fuels 0.3%
Oil & Gas Development Co. Ltd.	100,000	99,523

		291,918

37

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

RUSSIA 4.9%
Banks 1.3%
Sberbank of Russia PJSC, ADR	15,000	$216,750
Sberbank of Russia PJSC, ADR	15,000	215,637

		432,387

Metals & Mining 0.7%
Severstal PJSC, GDR Reg. S	15,000	243,784

Oil, Gas & Consumable Fuels 2.9%
Gazprom PJSC, ADR	35,000	175,515
LUKOIL PJSC, ADR	7,000	598,500
Rosneft Oil Co. PJSC, GDR Reg. S	20,000	133,576

		907,591

		1,583,762

SINGAPORE 0.7%
Entertainment 0.7%
IGG, Inc.	170,000	216,074

SOUTH AFRICA 2.2%
Capital Markets 0.5%
Investec Ltd.	24,000	153,245

Internet & Direct Marketing Retail 1.1%
Naspers Ltd., Class N	1,500	383,147

Media 0.0%†
MultiChoice Group Ltd.*	1,500	13,469

Metals & Mining 0.6%
Kumba Iron Ore Ltd.	6,000	180,099

		729,960

SOUTH KOREA 11.2%
Automobiles 0.5%
Kia Motors Corp.	4,000	154,970

Banks 1.4%
Hana Financial Group, Inc.	10,000	315,065
KB Financial Group, Inc.	4,000	158,221

		473,286

Construction & Engineering 0.7%
Daewoo Engineering & Construction Co. Ltd.*	50,000	215,923

Electronic Equipment, Instruments & Components 0.6%
SFA Engineering Corp.	5,000	179,673

Household Durables 1.1%
LG Electronics, Inc.	6,000	389,515

IT Services 0.4%
Samsung SDS Co. Ltd.	700	129,974

Metals & Mining 0.8%
POSCO	1,200	262,062

Oil, Gas & Consumable Fuels 0.5%
SK Innovation Co. Ltd.	1,000	156,109

Technology Hardware, Storage & Peripherals 3.9%
Samsung Electronics Co. Ltd.	33,000	1,293,039

Textiles, Apparel & Luxury Goods 0.5%
LF Corp.	7,000	149,243

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Wireless Telecommunication Services 0.8%
SK Telecom Co. Ltd.	1,200	$254,228

		3,658,022

TAIWAN 6.4%
Capital Markets 0.7%
Yuanta Financial Holding Co. Ltd.	400,000	231,502

Chemicals 0.4%
Grand Pacific Petrochemical	200,000	137,396

Diversified Financial Services 0.5%
Chailease Holding Co. Ltd.	40,000	169,974

Electronic Equipment, Instruments & Components 0.7%
Zhen Ding Technology Holding Ltd.	60,000	214,695

Semiconductors & Semiconductor Equipment 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,000	1,095,500

Textiles, Apparel & Luxury Goods 0.7%
Ruentex Industries Ltd.	100,000	238,846

		2,087,913

UNITED STATES 1.4%
Food Products 1.4%
JBS SA	90,000	453,776

Total Common Stocks (cost $27,388,162)		31,435,198

Exchange Traded Fund 2.1%
UNITED STATES 2.1%
VanEck Vectors Vietnam ETF	40,000	666,800

Total Exchange Traded Fund (cost $724,776)		666,800

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35%, (c)(d)	10,052	10,052

Total Short-Term Investment (cost $10,052)		10,052

Repurchase Agreements 0.5%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $146,903, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $149,937. (d)(e)	$146,892	146,892

38

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $21,557, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $21,987. (d)(e)	$21,555	$21,555

Total Repurchase Agreements (cost $168,447)		168,447

Total Investments (cost $28,291,437) — 99.3%		32,280,497

Other assets in excess of liabilities — 0.7%		239,932

NET ASSETS — 100.0%		$32,520,429

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $171,750, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $10,052 and $168,447, respectively, a total value of $178,499.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $556,513 which represents 1.71% of net assets.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $178,499.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investment securities, at value* (cost $28,122,990)	$32,112,050
Repurchase agreements, at value (cost $168,447)	168,447
Cash	347,210
Foreign currencies, at value (cost $638)	630
Interest and dividends receivable	56,767
Security lending income receivable	22
Reclaims receivable	9,169
Reimbursement from investment adviser (Note 3)	17,979
Prepaid expenses	60,350

Total Assets	32,772,624

Liabilities:
Payable for capital shares redeemed	5,002
Payable upon return of securities loaned (Note 2)	178,499
Accrued expenses and other payables:
Investment advisory fees	26,913
Fund administration fees	21,292
Distribution fees	287
Administrative servicing fees	328
Accounting and transfer agent fees	353
Trustee fees	210
Compliance program costs (Note 3)	82
Professional fees	13,885
Printing fees	5,311
Other	33

Total Liabilities	252,195

Net Assets	$32,520,429

Represented by:
Capital	$36,183,800
Total distributable earnings (loss)	(3,663,371)

Net Assets	$32,520,429

Net Assets:
Class A Shares	$748,692
Class C Shares	159,177
Class M Shares	31,274,838
Class R6 Shares	178,949
Institutional Service Class Shares	158,773

Total	$32,520,429

40

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	80,158
Class C Shares	17,314
Class M Shares	3,365,601
Class R6 Shares	21,481
Institutional Service Class Shares	17,147

Total	3,501,701

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.34
Class C Shares (b)	$9.19
Class M Shares	$9.29
Class R6 Shares	$8.33
Institutional Service Class Shares	$9.26
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.91

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $171,750 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividend income	$327,579
Interest income	3,953
Income from securities lending (Note 2)	335
Foreign tax withholding	(29,338)

Total Income	302,529

EXPENSES:
Investment advisory fees	157,760
Fund administration fees	45,404
Distribution fees Class A	898
Distribution fees Class C	790
Administrative servicing fees Class A	185
Administrative servicing fees Class C	124
Administrative servicing fees Institutional Service Class	46
Registration and filing fees	32,253
Professional fees	21,390
Printing fees	8,665
Trustee fees	620
Custodian fees	5,000
Accounting and transfer agent fees	7,887
Compliance program costs (Note 3)	60
Other	3,267

Total expenses before and expenses reimbursed	284,349

Expenses reimbursed by adviser (Note 3)	(108,690)

Net Expenses	175,659

NET INVESTMENT INCOME	126,870

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(297,330)
Foreign currency transactions (Note 2)	2,902

Net realized losses	(294,428)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	3,674,005
Translation of assets and liabilities denominated in foreign currencies	(29)

Net change in unrealized appreciation/depreciation	3,673,976

Net realized/unrealized gains	3,379,548

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,506,418

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets

	Nationwide Bailard Emerging Markets Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$126,870	$2,800,174
Net realized gains (losses)	(294,428)	14,851,807
Net change in unrealized appreciation/depreciation	3,673,976	(32,123,555)

Change in net assets resulting from operations	3,506,418	(14,471,574)

Distributions to Shareholders From:
Distributable earnings:
Class A	(35,697)	(33,835)
Class C	(6,486)	(7,211)
Class M	(1,577,745)	(1,329,822)
Class R6	(925)	(3,952,094)
Institutional Service Class	(7,002)	(9,925)

Change in net assets from shareholder distributions	(1,627,855)	(5,332,887)

Change in net assets from capital transactions	(1,509,871)	(112,041,997)

Change in net assets	368,692	(131,846,458)

Net Assets:
Beginning of period	32,151,737	163,998,195

End of period	$32,520,429	$32,151,737

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$42,769	$218,019
Dividends reinvested	12,032	13,148
Cost of shares redeemed	(53,645)	(366,434)

Total Class A Shares	1,156	(135,267)

Class C Shares
Proceeds from shares issued	–	22,418
Dividends reinvested	6,486	7,211
Cost of shares redeemed	(31,373)	(57,643)

Total Class C Shares	(24,887)	(28,014)

Class M Shares
Proceeds from shares issued	409,071	1,975,279
Dividends reinvested	1,236,347	1,059,315
Cost of shares redeemed	(3,318,976)	(3,199,423)

Total Class M Shares	(1,673,558)	(164,829)

Class R6 Shares
Proceeds from shares issued	174,117	2,587,139
Dividends reinvested	925	3,952,094
Cost of shares redeemed	(35)	(118,068,623)

Total Class R6 Shares	175,007	(111,529,390)

43

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Emerging Markets Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$45,850	$114,190
Dividends reinvested	5,542	8,909
Cost of shares redeemed	(38,981)	(307,596)

Total Institutional Service Class Shares	12,411	(184,497)

Change in net assets from capital transactions	$(1,509,871)	$(112,041,997)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,765	19,747
Reinvested	1,450	1,252
Redeemed	(6,111)	(35,251)

Total Class A Shares	104	(14,252)

Class C Shares
Issued	–	2,041
Reinvested	792	698
Redeemed	(3,651)	(5,316)

Total Class C Shares	(2,859)	(2,577)

Class M Shares
Issued	46,151	178,907
Reinvested	149,860	102,094
Redeemed	(390,559)	(313,585)

Total Class M Shares	(194,548)	(32,584)

Class R6 Shares
Issued	20,704	239,966
Reinvested	125	377,292
Redeemed	(4)	(11,554,147)

Total Class R6 Shares	20,825	(10,936,889)

Institutional Service Class Shares
Issued	5,021	10,605
Reinvested	674	853
Redeemed	(4,322)	(28,981)

Total Institutional Service Class Shares	1,373	(17,523)

Total change in shares	(175,105)	(11,003,825)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.79	0.02	0.97	0.99	(0.44)	(0.44)	$9.34	11.84%		$748,692	1.40%	0.50%		2.09%	37.90%
Year Ended October 31, 2018	$11.17	0.18	(2.21)	(2.03)	(0.35)	(0.35)	$8.79	(18.65%	)	$703,395	1.42%	1.68%		1.64%	78.11%
Year Ended October 31, 2017	$9.06	0.24	2.03	2.27	(0.16)	(0.16)	$11.17	25.44%		$1,053,643	1.41%	2.33%		1.51%	89.22%
Year Ended October 31, 2016	$8.53	0.12	0.48	0.60	(0.07)	(0.07)	$9.06	7.18%		$66,011	1.37%	1.44%		1.51%	96.21%
Year Ended October 31, 2015	$10.56	0.19	(2.06)	(1.87)	(0.16)	(0.16)	$8.53	(17.83%	)	$45,353	1.37%	1.97%		1.67%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.10	0.46	0.56	–	–	$10.56	5.60%		$22,922	1.60%	1.54%		2.63%	64.00%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.65	(0.02)	0.95	0.93	(0.39)	(0.39)	$9.19	11.33%		$159,177	2.26%	(0.36%	)	2.95%	37.90%
Year Ended October 31, 2018	$11.07	0.09	(2.19)	(2.10)	(0.32)	(0.32)	$8.65	(19.39%	)	$174,434	2.27%	0.83%		2.50%	78.11%
Year Ended October 31, 2017	$9.00	0.15	2.03	2.18	(0.11)	(0.11)	$11.07	24.62%		$251,782	2.14%	1.50%		2.24%	89.22%
Year Ended October 31, 2016	$8.52	0.07	0.46	0.53	(0.05)	(0.05)	$9.00	6.37%		$43,871	2.08%	0.86%		2.21%	96.21%
Year Ended October 31, 2015	$10.52	0.03	(1.96)	(1.93)	(0.07)	(0.07)	$8.52	(18.42%	)	$16,183	2.09%	0.35%		2.51%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.07	0.45	0.52	–	–	$10.52	5.20%		$10,518	2.34%	1.15%		3.38%	64.00%

Class M Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.74	0.04	0.96	1.00	(0.45)	(0.45)	$9.29	12.07%		$31,274,838	1.10%	0.82%		1.79%	37.90%
Year Ended October 31, 2018	$11.10	0.22	(2.21)	(1.99)	(0.37)	(0.37)	$8.74	(18.45%	)(h)	$31,130,671	1.10%	2.11%		1.34%	78.11%
Year Ended October 31, 2017	$9.00	0.22	2.06	2.28	(0.18)	(0.18)	$11.10	25.75%	(h)	$39,893,945	1.10%	2.19%		1.20%	89.22%
Year Ended October 31, 2016	$8.47	0.15	0.47	0.62	(0.09)	(0.09)	$9.00	7.49%		$30,377,350	1.10%	1.81%		1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.15	(2.00)	(1.85)	(0.27)	(0.27)	$8.47	(17.54%	)	$27,536,136	1.10%	1.48%		1.56%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$33,826,891	1.10%	2.42%		1.92%	64.00%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$8.85	0.06	0.83	0.89	(1.41)	(1.41)	$8.33	12.05%		$178,949	1.10%	1.49%		1.78%	37.90%
Year Ended October 31, 2018	$11.19	0.25	(2.22)	(1.97)	(0.37)	(0.37)	$8.85	(18.11%	)	$5,807	1.10%	2.27%		1.19%	78.11%
Year Ended October 31, 2017	$9.07	0.23	2.07	2.30	(0.18)	(0.18)	$11.19	25.77%		$122,430,231	1.10%	2.31%		1.20%	89.22%
Year Ended October 31, 2016	$8.54	0.15	0.47	0.62	(0.09)	(0.09)	$9.07	7.44%		$83,929,637	1.10%	1.83%		1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.26	(2.10)	(1.84)	(0.21)	(0.21)	$8.54	(17.52%	)	$84,183,900	1.10%	2.76%		1.21%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$1,017,059	1.10%	2.39%		2.14%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

45

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$8.71	0.04	0.95	0.99	(0.44)	(0.44)	$9.26	12.06%		$158,773	1.17%	0.81%	1.86%	37.90%
Year Ended October 31, 2018	$11.07	0.20	(2.21)	(2.01)	(0.35)	(0.35)	$8.71	(18.60%	)	$137,430	1.25%	1.88%	1.45%	78.11%
Year Ended October 31, 2017	$8.97	0.21	2.06	2.27	(0.17)	(0.17)	$11.07	25.71%		$368,594	1.21%	2.16%	1.31%	89.22%
Year Ended October 31, 2016	$8.45	0.14	0.47	0.61	(0.09)	(0.09)	$8.97	7.41%		$213,223	1.17%	1.61%	1.30%	96.21%
Year Ended October 31, 2015	$10.58	0.17	(2.01)	(1.84)	(0.29)	(0.29)	$8.45	(17.57%	)	$23,011	1.06%	1.75%	1.46%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.14	0.44	0.58	–	–	$10.58	5.80%		$20,328	1.35%	2.19%	2.25%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

46

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation1

Common Stocks	97.7%
Repurchase Agreements	2.8%
Exchange Traded Fund	0.9%
Short-Term Investment	0.2%
Liabilities in excess of other assets	(1.6)%
100.0%

Top Industries2

Banks	9.1%
Oil, Gas & Consumable Fuels	6.6%
Pharmaceuticals	6.4%
Insurance	5.0%
Metals & Mining	4.1%
Capital Markets	4.1%
Food Products	4.1%
Automobiles	3.5%
Diversified Telecommunication Services	3.1%
Construction & Engineering	3.1%
Other Industries#	50.9%
100.0%

Top Countries2

Japan	17.6%
United Kingdom	13.0%
France	9.5%
Switzerland	9.4%
Australia	6.8%
Hong Kong	6.5%
Netherlands	4.1%
Germany	4.0%
Israel	3.2%
Finland	3.0%
Other Countries#	22.9%
100.0%

Top Holdings2

Nestle SA (Registered)	2.2%
3i Group plc	1.5%
Roche Holding AG	1.5%
Eiffage SA	1.4%
Toyota Motor Corp.	1.3%
GlaxoSmithKline plc	1.3%
Logitech International SA (Registered)	1.3%
Allianz SE (Registered)	1.3%
L’Oreal SA	1.2%
BHP Group Ltd.	1.1%
Other Holdings#	85.9%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

47

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,050.00	6.35	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.26	1.25
Class C Shares	Actual	(a)	1,000.00	1,047.10	10.15	2.00
	Hypothetical	(a)(b)	1,000.00	1,014.88	9.99	2.00
Class M Shares	Actual	(a)	1,000.00	1,051.70	4.58	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90
Class R6 Shares	Actual	(a)	1,000.00	1,051.70	4.58	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,051.70	4.93	0.97
	Hypothetical	(a)(b)	1,000.00	1,019.98	4.86	0.97

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

48

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund

Common Stocks 97.7%

	Shares	Value

ARGENTINA 0.7%
Internet & Direct Marketing Retail 0.3%
MercadoLibre, Inc.*	1,500	$726,210

Software 0.4%
Globant SA*	10,000	839,900

		1,566,110

AUSTRALIA 6.9%
Banks 0.2%
Commonwealth Bank of Australia	10,000	525,354

Biotechnology 0.9%
CSL Ltd.	14,000	1,959,819

Capital Markets 1.6%
ASX Ltd.	45,000	2,363,447
Macquarie Group Ltd.	6,000	570,411
Magellan Financial Group Ltd.	25,000	786,234

		3,720,092

Containers & Packaging 0.2%
Amcor Ltd.	50,000	565,028

Equity Real Estate Investment Trusts (REITs) 1.1%
Goodman Group	265,000	2,458,504

Food Products 0.2%
Inghams Group Ltd. (a)	150,000	470,570

Health Care Equipment & Supplies 0.3%
Cochlear Ltd.	5,000	660,305

Metals & Mining 2.2%
BHP Group Ltd.	100,000	2,641,103
BHP Group plc	35,000	824,363
Rio Tinto plc	22,000	1,283,568

		4,749,034

Multiline Retail 0.2%
Wesfarmers Ltd.	21,000	533,113

		15,641,819

BRAZIL 1.8%
Banks 0.3%
Banco Bradesco SA, ADR	72,000	652,320

Diversified Telecommunication Services 0.3%
Telefonica Brasil SA, ADR	60,000	714,000

Metals & Mining 0.6%
Vale SA	111,000	1,418,250

Oil, Gas & Consumable Fuels 0.6%
Petroleo Brasileiro SA*	180,000	1,375,328

		4,159,898

CANADA 0.7%
Food & Staples Retailing 0.2%
Empire Co. Ltd., Class A	25,000	556,095

Software 0.3%
Open Text Corp.	15,000	576,621

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	10,000	503,471

		1,636,187

Common Stocks (Continued)

	Shares	Value

CHINA 0.3%
Banks 0.3%
BOC Hong Kong Holdings Ltd.	170,000	$759,168

COLOMBIA 0.8%
Banks 0.6%
Bancolombia SA, ADR	12,000	608,640
Grupo Aval Acciones y Valores SA, ADR	80,000	628,800

		1,237,440

Oil, Gas & Consumable Fuels 0.2%
Ecopetrol SA, ADR	30,000	554,700

		1,792,140

DENMARK 0.3%
Pharmaceuticals 0.3%
Novo Nordisk A/S, Class B	15,000	733,995

EGYPT 1.1%
Banks 1.1%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	550,000	2,406,661

FINLAND 3.0%
Insurance 0.4%
Sampo OYJ, Class A	20,000	915,957

IT Services 0.5%
Tieto OYJ	41,440	1,179,549

Machinery 0.7%
Metso OYJ (a)	20,000	747,988
Valmet OYJ	30,000	824,499

		1,572,487

Media 0.5%
Sanoma OYJ	110,883	1,130,792

Multiline Retail 0.2%
Tokmanni Group Corp.	55,000	482,449

Oil, Gas & Consumable Fuels 0.3%
Neste OYJ	18,000	593,618

Paper & Forest Products 0.2%
UPM-Kymmene OYJ	20,000	564,561

Trading Companies & Distributors 0.2%
Ramirent OYJ	70,000	491,649

		6,931,062

FRANCE 9.6%
Aerospace & Defense 0.3%
Thales SA	5,000	597,364

Auto Components 0.7%
Faurecia SA	31,500	1,613,885

Automobiles 1.0%
Peugeot SA	90,000	2,358,948

Construction & Engineering 2.1%
Bouygues SA (a)	15,000	566,239
Eiffage SA	30,000	3,139,943
Vinci SA	8,500	860,269

		4,566,451

49

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Food & Staples Retailing 0.3%
Carrefour SA	38,000	$740,452

Food Products 0.3%
Danone SA	8,000	646,977

Media 0.8%
Lagardere SCA	70,000	1,906,025

Multi-Utilities 0.3%
Engie SA	46,000	681,400

Oil, Gas & Consumable Fuels 1.1%
TOTAL SA	45,000	2,511,258

Personal Products 1.2%
L’Oreal SA (a)	10,000	2,749,384

Pharmaceuticals 0.6%
Ipsen SA	4,000	467,971
Sanofi	11,100	964,858

		1,432,829

Textiles, Apparel & Luxury Goods 0.9%
Kering SA	2,320	1,372,771
LVMH Moet Hennessy Louis Vuitton SE	1,700	666,161

		2,038,932

		21,843,905

GERMANY 4.1%
Diversified Telecommunication Services 0.3%
Deutsche Telekom AG (Registered) REG	40,000	668,916

Insurance 1.2%
Allianz SE (Registered)	12,000	2,892,328

Multi-Utilities 0.3%
E.ON SE	60,000	643,837

Professional Services 0.7%
Amadeus Fire AG	11,536	1,538,691

Specialty Retail 0.3%
Hornbach Holding AG & Co. KGaA	11,000	596,657

Textiles, Apparel & Luxury Goods 0.6%
adidas AG	3,000	771,012
HUGO BOSS AG	8,000	558,966

		1,329,978

Transportation Infrastructure 0.7%
Hamburger Hafen und Logistik AG	63,628	1,600,915

		9,271,322

HONG KONG 6.6%
Banks 1.1%
Dah Sing Banking Group Ltd.	950,000	1,817,959
Hang Seng Bank Ltd.	23,000	603,255

		2,421,214

Consumer Finance 0.3%
Sun Hung Kai & Co. Ltd.	1,200,000	598,279

Diversified Telecommunication Services 0.5%
HKT Trust & HKT Ltd.	400,000	620,140
PCCW Ltd.	690,737	416,346

		1,036,486

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Electric Utilities 0.4%
CLP Holdings Ltd.	90,000	$1,021,598

Food Products 0.4%
WH Group Ltd. Reg. S (b)	850,000	1,009,288

Hotels, Restaurants & Leisure 0.1%
Cafe de Coral Holdings Ltd.	126,000	310,319

Industrial Conglomerates 1.2%
CK Hutchison Holdings Ltd.	200,000	2,097,615
NWS Holdings Ltd.	250,000	518,800

		2,616,415

Insurance 0.3%
AIA Group Ltd.	60,000	612,467

Real Estate Management & Development 2.3%
CK Asset Holdings Ltd.	250,000	2,009,254
New World Development Co. Ltd.	1,000,000	1,650,736
Sun Hung Kai Properties Ltd.	55,000	947,479
Swire Pacific Ltd., Class A	70,000	886,550

		5,494,019

		15,120,085

HUNGARY 1.1%
Banks 0.6%
OTP Bank Nyrt.	30,000	1,329,552

Oil, Gas & Consumable Fuels 0.3%
MOL Hungarian Oil & Gas plc	65,000	746,277

Pharmaceuticals 0.2%
Richter Gedeon Nyrt	26,000	514,475

		2,590,304

INDIA 0.5%
IT Services 0.5%
Infosys Ltd., ADR	100,000	1,076,000

INDONESIA 1.4%
Banks 0.6%
Bank Negara Indonesia Persero Tbk. PT*	800,000	538,927
Bank Rakyat Indonesia Persero Tbk. PT*	2,800,000	858,623

		1,397,550

Diversified Telecommunication Services 0.2%
Telekomunikasi Indonesia Persero Tbk. PT	2,000,000	533,720

Food Products 0.3%
Indofood CBP Sukses Makmur Tbk. PT	900,000	614,406

Gas Utilities 0.3%
Perusahaan Gas Negara Persero Tbk.	4,300,000	700,536

		3,246,212

ISRAEL 3.3%
Banks 1.0%
Bank Leumi Le-Israel BM	325,000	2,225,687

Chemicals 0.2%
Israel Chemicals Ltd.	100,000	530,488

Pharmaceuticals 0.5%
Teva Pharmaceutical Industries Ltd., ADR*	70,000	1,065,400

50

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Software 1.6%
Check Point Software Technologies Ltd.*	10,000	$1,207,600
CyberArk Software Ltd.*	12,000	1,547,161
Nice Ltd., ADR*	6,000	827,160

		3,581,921

		7,403,496

ITALY 0.4%
Oil, Gas & Consumable Fuels 0.4%
Eni SpA	60,000	1,022,460

JAPAN 18.0%
Auto Components 0.7%
Bridgestone Corp.	20,900	829,426
Denso Corp.	15,000	655,993

		1,485,419

Automobiles 2.6%
Mazda Motor Corp.	64,000	759,336
Mitsubishi Motors Corp.	110,000	618,694
Suzuki Motor Corp.	12,800	580,578
Toyota Motor Corp.	50,000	3,107,746
Yamaha Motor Co. Ltd.	35,000	715,780

		5,782,134

Banks 2.1%
Aozora Bank Ltd.	30,000	732,521
Mizuho Financial Group, Inc.	700,000	1,094,426
Resona Holdings, Inc.	200,000	846,594
Sumitomo Mitsui Financial Group, Inc.	60,000	2,174,721

		4,848,262

Building Products 0.4%
AGC, Inc.	30,000	1,022,385

Chemicals 1.4%
Mitsui Chemicals, Inc.	60,000	1,471,452
Teijin Ltd.	100,000	1,717,281

		3,188,733

Commercial Services & Supplies 0.7%
Kokuyo Co. Ltd.	130,000	1,652,945

Construction & Engineering 0.8%
Obayashi Corp.	175,000	1,716,284

Diversified Financial Services 0.3%
ORIX Corp.	45,000	633,145

Diversified Telecommunication Services 0.9%
Nippon Telegraph & Telephone Corp.	50,000	2,075,998

Electric Utilities 0.3%
Kansai Electric Power Co., Inc. (The)	50,000	604,988

Electronic Equipment, Instruments & Components 1.1%
Hitachi Ltd.	75,000	2,497,941

Food & Staples Retailing 0.4%
Seven & i Holdings Co. Ltd.	25,000	867,386

Hotels, Restaurants & Leisure 0.3%
Round One Corp.	50,000	667,625

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Household Durables 1.0%
Haseko Corp.	130,000	$1,572,372
Sony Corp.	15,000	759,833

		2,332,205

Insurance 0.3%
MS&AD Insurance Group Holdings, Inc.	20,000	618,835

Oil, Gas & Consumable Fuels 0.3%
JXTG Holdings, Inc.	130,000	629,259

Pharmaceuticals 0.8%
Astellas Pharma, Inc.	130,000	1,766,650

Real Estate Management & Development 0.3%
Nomura Real Estate Holdings, Inc.	30,000	636,548

Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	35,000	993,183

Technology Hardware, Storage & Peripherals 0.9%
Canon, Inc.	75,000	2,086,019

Tobacco 0.4%
Japan Tobacco, Inc.	40,000	927,243

Trading Companies & Distributors 1.3%
Marubeni Corp.	250,000	1,791,778
Mitsubishi Corp.	20,000	550,459
Sumitomo Corp.	45,000	639,867

		2,982,104

Wireless Telecommunication Services 0.3%
NTT DOCOMO, Inc.	27,000	585,933

		40,601,224

NETHERLANDS 4.1%
Capital Markets 0.3%
Euronext NV Reg. S (b)	10,000	695,086

Chemicals 0.4%
Koninklijke DSM NV	7,000	802,136

Food & Staples Retailing 0.8%
Koninklijke Ahold Delhaize NV	80,000	1,924,519

Health Care Equipment & Supplies 0.4%
Koninklijke Philips NV	20,000	854,657

Insurance 0.4%
NN Group NV	20,000	871,050

Oil, Gas & Consumable Fuels 1.0%
Royal Dutch Shell plc, Class B	80,000	2,564,782

Professional Services 0.5%
Wolters Kluwer NV	15,000	1,047,779

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV (Registered), NYRS	3,000	626,460

		9,386,469

NEW ZEALAND 0.7%
Diversified Telecommunication Services 0.3%
Spark New Zealand Ltd.	250,000	613,015

Health Care Equipment & Supplies 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	50,000	528,339

51

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (continued)
Independent Power and Renewable Electricity Producers 0.2%
Meridian Energy Ltd.	200,000	$542,691

		1,684,045

NORWAY 2.6%
Banks 0.5%
DNB ASA* (a)	60,000	1,152,970

Diversified Telecommunication Services 0.4%
Telenor ASA	50,000	1,003,745

Food Products 0.7%
Mowi ASA	50,000	1,086,336
Salmar ASA	10,000	454,356

		1,540,692

Oil, Gas & Consumable Fuels 1.0%
Equinor ASA	100,000	2,227,208

		5,924,615

PAKISTAN 0.5%
Banks 0.1%
MCB Bank Ltd.	200,000	268,921

Chemicals 0.1%
Engro Fertilizers Ltd.	600,000	294,820

Oil, Gas & Consumable Fuels 0.3%
Oil & Gas Development Co. Ltd.	500,000	497,613

		1,061,354

PORTUGAL 0.7%
Electric Utilities 0.4%
EDP — Energias de Portugal SA*	230,000	872,226

Oil, Gas & Consumable Fuels 0.3%
Galp Energia SGPS SA	40,000	670,608

		1,542,834

RUSSIA 1.5%
Banks 0.4%
Sberbank of Russia PJSC, ADR	60,000	862,549

Metals & Mining 0.3%
Severstal PJSC, GDR Reg. S	40,000	650,089

Oil, Gas & Consumable Fuels 0.8%
LUKOIL PJSC, ADR	15,000	1,276,282
Rosneft Oil Co. PJSC, GDR Reg. S	80,000	534,305

		1,810,587

		3,323,225

SINGAPORE 0.5%
Real Estate Management & Development 0.2%
CapitaLand Ltd.	165,000	428,455

Road & Rail 0.3%
ComfortDelGro Corp. Ltd.	360,000	712,284

		1,140,739

SOUTH AFRICA 1.1%
Metals & Mining 1.1%
Anglo American plc	100,000	2,602,390

Common Stocks (continued)

	Shares	Value

SWEDEN 2.1%
Banks 0.4%
Skandinaviska Enskilda Banken AB, Class A	100,000	$954,410

Commercial Services & Supplies 0.3%
Securitas AB, Class B	40,000	699,052

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	90,000	891,264

Construction & Engineering 0.4%
Skanska AB, Class B (a)	50,000	869,847

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	40,000	699,417

Tobacco 0.3%
Swedish Match AB	15,000	731,893

		4,845,883

SWITZERLAND 9.5%
Beverages 0.5%
Coca-Cola HBC AG*	30,000	1,073,103

Capital Markets 0.4%
Partners Group Holding AG	1,300	979,540

Construction Materials 0.7%
LafargeHolcim Ltd. (Registered)*	30,000	1,545,572

Food Products 2.2%
Nestle SA (Registered)	53,000	5,105,584

Health Care Equipment & Supplies 0.1%
Alcon, Inc.*	5,000	287,943

Insurance 1.6%
Baloise Holding AG (Registered)	8,000	1,372,934
Swiss Life Holding AG (Registered)*	5,000	2,351,349

		3,724,283

Machinery 0.3%
Schindler Holding AG	3,500	755,190

Pharmaceuticals 2.4%
Novartis AG (Registered)	22,000	1,796,920
Roche Holding AG	13,000	3,427,392

		5,224,312

Technology Hardware, Storage & Peripherals 1.3%
Logitech International SA (Registered)	75,000	2,938,140

		21,633,667

UNITED KINGDOM 13.3%
Beverages 2.1%
Diageo plc	60,000	2,530,251
Fevertree Drinks plc	60,000	2,470,295

		5,000,546

Capital Markets 1.8%
3i Group plc	250,000	3,500,910
Man Group plc	280,000	572,396

		4,073,306

Diversified Telecommunication Services 0.3%
BT Group plc	200,000	597,572

52

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Electronic Equipment, Instruments & Components 0.4%
Electrocomponents plc	100,000	$843,246

Hotels, Restaurants & Leisure 1.4%
Compass Group plc	60,000	1,363,768
InterContinental Hotels Group plc	26,882	1,743,769

		3,107,537

Household Durables 0.5%
Persimmon plc	40,000	1,166,583

Insurance 0.8%
Direct Line Insurance Group plc	300,000	1,291,709
Hastings Group Holdings plc Reg. S (b)	250,000	620,416

		1,912,125

Interactive Media & Services 0.5%
Auto Trader Group plc Reg. S (b)	165,000	1,216,617

Media 0.3%
Pearson plc	60,000	649,663

Paper & Forest Products 0.3%
Mondi plc	30,000	658,350

Personal Products 0.8%
Unilever NV, CVA	17,000	1,030,181
Unilever plc	11,500	698,308

		1,728,489

Pharmaceuticals 1.8%
AstraZeneca plc, ADR	25,000	941,500
GlaxoSmithKline plc	150,000	3,076,407

		4,017,907

Professional Services 1.1%
Experian plc	25,000	725,515
Intertek Group plc	12,000	837,315
RELX plc	38,000	871,236

		2,434,066

Specialty Retail 0.9%
WH Smith plc	75,000	2,004,082

Tobacco 0.3%
Imperial Brands plc	21,000	668,623

		30,078,712

UNITED STATES 0.5%
Trading Companies & Distributors 0.5%
Ferguson plc	16,000	1,138,129

Total Common Stocks (cost $202,973,576)		222,164,110

Exchange Traded Fund 0.9%
UNITED STATES 0.9%
VanEck Vectors Vietnam ETF	120,000	2,000,400

Total Exchange Traded Fund (cost $2,217,415)		2,000,400

Short-Term Investment 0.2%

	Shares	Value

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35%, (c)(d)	385,443	$385,443

Total Short-Term Investment (cost $385,443)		385,443

Repurchase Agreements 2.8%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $5,632,914, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $5,749,218. (d)(e)	$5,632,492	5,632,492
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $826,590, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $843,059. (d)(e)	826,529	826,529

Total Repurchase Agreements (cost $6,459,021)		6,459,021

Total Investments (cost $212,035,455) — 101.6%		231,008,974

Liabilities in excess of other assets — (1.6)%		(3,603,468)

NET ASSETS — 100.0%		$227,405,506

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $6,491,428, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $385,443 and $6,459,021, respectively, a total value of $6,844,464.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $3,541,407 which represents 1.56% of net assets.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $6,844,464.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

53

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

ADR	American Depositary Receipt

CVA	Dutch Certification

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

NYRS	New York Registry Shares

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

54

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund
Assets:
Investment securities, at value* (cost $205,576,434)	$224,549,953
Repurchase agreements, at value (cost $6,459,021)	6,459,021
Cash	2,404,579
Foreign currencies, at value (cost $88,551)	88,958
Interest and dividends receivable	963,129
Security lending income receivable	2,629
Receivable for investments sold	1,204,026
Receivable for capital shares issued	57,652
Reclaims receivable	648,444
Prepaid expenses	58,780

Total Assets	236,437,171

Liabilities:
Payable for investments purchased	1,719,989
Payable for capital shares redeemed	215,766
Payable upon return of securities loaned (Note 2)	6,844,464
Accrued expenses and other payables:
Investment advisory fees	141,455
Fund administration fees	26,197
Distribution fees	5,320
Administrative servicing fees	38,640
Accounting and transfer agent fees	4,992
Trustee fees	795
Compliance program costs (Note 3)	402
Professional fees	16,026
Printing fees	7,250
Other	10,369

Total Liabilities	9,031,665

Net Assets	$227,405,506

Represented by:
Capital	$216,510,119
Total distributable earnings (loss)	10,895,387

Net Assets	$227,405,506

Net Assets:
Class A Shares	$7,359,804
Class C Shares	4,404,253
Class M Shares	160,759,378
Class R6 Shares	21,174,642
Institutional Service Class Shares	33,707,429

Total	$227,405,506

55

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	958,970
Class C Shares	582,860
Class M Shares	20,924,307
Class R6 Shares	2,756,095
Institutional Service Class Shares	4,392,298

Total	29,614,530

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.67
Class C Shares (b)	$7.56
Class M Shares	$7.68
Class R6 Shares	$7.68
Institutional Service Class Shares	$7.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.14

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $6,491,428 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

56

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$3,940,989
Income from securities lending (Note 2)	61,922
Interest income	25,640
Foreign tax withholding	(322,263)

Total Income	3,706,288

EXPENSES:
Investment advisory fees	933,645
Fund administration fees	70,333
Distribution fees Class A	9,823
Distribution fees Class C	23,756
Administrative servicing fees Class A	3,673
Administrative servicing fees Class C	2,221
Administrative servicing fees Institutional Service Class	15,581
Registration and filing fees	32,692
Professional fees	28,582
Printing fees	14,467
Trustee fees	4,750
Custodian fees	12,241
Accounting and transfer agent fees	15,108
Compliance program costs (Note 3)	600
Other	7,734

Total Expenses	1,175,206

NET INVESTMENT INCOME	2,531,082

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,006,925
Settlement of forward foreign currency contracts (Note 2)	(253,524)
Foreign currency transactions (Note 2)	(142,903)

Net realized gains	610,498

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	2,940,602
Forward foreign currency contracts (Note 2)	330,717
Translation of assets and liabilities denominated in foreign currencies	(1,937)

Net change in unrealized appreciation/depreciation	3,269,382

Net realized/unrealized gains	3,879,880

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,410,962

The accompanying notes are an integral part of these financial statements.

57

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,531,082	$10,605,628
Net realized gains (losses)	610,498	(1,845,637)
Net change in unrealized appreciation/depreciation	3,269,382	(65,057,682)

Change in net assets resulting from operations	6,410,962	(56,297,691)

Distributions to Shareholders From:
Distributable earnings:
Class A	(342,372)	(225,637)
Class C	(204,554)	(84,979)
Class M	(5,563,104)	(4,481,732)
Class R6	(2,075,209)	(4,403,408)
Institutional Service Class	(2,251,329)	(2,062,888)

Change in net assets from shareholder distributions	(10,436,568)	(11,258,644)

Change in net assets from capital transactions	(156,854,499)	(43,642,723)

Change in net assets	(160,880,105)	(111,199,058)

Net Assets:
Beginning of period	388,285,611	499,484,669

End of period	$227,405,506	$388,285,611

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$542,421	$5,449,953
Dividends reinvested	316,370	209,023
Cost of shares redeemed	(2,263,330)	(13,192,102)

Total Class A Shares	(1,404,539)	(7,533,126)

Class C Shares
Proceeds from shares issued	112,028	1,530,180
Dividends reinvested	183,159	73,657
Cost of shares redeemed	(1,288,911)	(1,927,572)

Total Class C Shares	(993,724)	(323,735)

Class M Shares
Proceeds from shares issued	28,009,569	10,035,884
Dividends reinvested	3,964,856	3,288,403
Cost of shares redeemed	(38,274,262)	(12,008,899)

Total Class M Shares	(6,299,837)	1,315,388

Class R6 Shares
Proceeds from shares issued	931,639	28,608,517
Dividends reinvested	681,428	2,022,254
Cost of shares redeemed	(121,411,163)	(63,903,466)

Total Class R6 Shares	(119,798,096)	(33,272,695)

58

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$4,094,937	$50,247,449
Dividends reinvested	1,843,822	1,605,410
Cost of shares redeemed	(34,297,062)	(55,681,414)

Total Institutional Service Class Shares	(28,358,303)	(3,828,555)

Change in net assets from capital transactions	$(156,854,499)	$(43,642,723)

SHARE TRANSACTIONS:
Class A Shares
Issued	73,040	612,932
Reinvested	46,185	23,883
Redeemed	(313,909)	(1,494,009)

Total Class A Shares	(194,684)	(857,194)

Class C Shares
Issued	15,937	172,246
Reinvested	27,095	8,431
Redeemed	(179,858)	(229,183)

Total Class C Shares	(136,826)	(48,506)

Class M Shares
Issued	3,789,657	1,124,738
Reinvested	578,811	377,014
Redeemed	(5,305,592)	(1,396,807)

Total Class M Shares	(937,124)	104,945

Class R6 Shares
Issued	126,710	3,293,348
Reinvested	99,479	231,303
Redeemed	(16,307,880)	(7,423,686)

Total Class R6 Shares	(16,081,691)	(3,899,035)

Institutional Service Class Shares
Issued	556,360	5,655,241
Reinvested	269,565	184,049
Redeemed	(4,775,939)	(6,526,450)

Total Institutional Service Class Shares	(3,950,014)	(687,160)

Total change in shares	(21,300,339)	(5,386,950)

The accompanying notes are an integral part of these financial statements.

59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.63	0.07	0.27	0.34	(0.30)	(0.30)	$7.67	5.00%	(h)	$7,359,804	1.25%	1.86%	1.25%	35.09%
Year Ended October 31, 2018	$8.87	0.16	(1.23)	(1.07)	(0.17)	(0.17)	$7.63	(12.32%	)	$8,802,111	1.21%	1.78%	1.21%	70.96%
Year Ended October 31, 2017	$7.60	0.17	1.28	1.45	(0.18)	(0.18)	$8.87	19.48%		$17,840,518	1.21%	2.02%	1.21%	95.51%
Year Ended October 31, 2016	$7.98	0.14	(0.36)	(0.22)	(0.16)	(0.16)	$7.60	(2.73%	)	$6,050,685	1.22%	1.87%	1.22%	84.41%
Year Ended October 31, 2015	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	$7.98	1.47%		$6,691,049	1.17%	1.55%	1.17%	98.51%
Period Ended October 31, 2014 (i)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.54	0.04	0.28	0.32	(0.30)	(0.30)	$7.56	4.71%	(h)	$4,404,253	2.00%	1.08%	2.00%	35.09%
Year Ended October 31, 2018	$8.77	0.10	(1.22)	(1.12)	(0.11)	(0.11)	$7.54	(12.97%	) (h)	$5,425,148	1.96%	1.14%	1.96%	70.96%
Year Ended October 31, 2017	$7.52	0.09	1.29	1.38	(0.13)	(0.13)	$8.77	18.68%		$6,736,677	1.97%	1.10%	1.97%	95.51%
Year Ended October 31, 2016	$7.93	0.09	(0.37)	(0.28)	(0.13)	(0.13)	$7.52	(3.49%	)	$4,320,265	1.97%	1.19%	1.97%	84.41%
Year Ended October 31, 2015	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	$7.93	0.70%		$5,255,233	1.94%	0.90%	1.94%	98.51%
Period Ended October 31, 2014 (i)	$8.37	0.01	(0.23)	(0.22)	–	–	$8.15	(2.63%	)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%

Class M Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.63	0.08	0.28	0.36	(0.31)	(0.31)	$7.68	5.17%	(h)	$160,759,378	0.90%	2.29%	0.90%	35.09%
Year Ended October 31, 2018	$8.87	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.63	(11.95%	) (h)	$166,741,655	0.85%	2.22%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.29	1.47	(0.20)	(0.20)	$8.87	19.87%		$193,049,933	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.17	(0.36)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$161,881,871	0.86%	2.24%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.97	1.82%		$169,724,549	0.86%	1.89%	0.86%	98.51%
Period Ended October 31, 2014 (i)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$7.63	0.06	0.30	0.36	(0.31)	(0.31)	$7.68	5.17%		$21,174,642	0.90%	1.53%	0.90%	35.09%
Year Ended October 31, 2018	$8.88	0.19	(1.24)	(1.05)	(0.20)	(0.20)	$7.63	(12.05%	)	$143,744,353	0.85%	2.20%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.30	1.48	(0.20)	(0.20)	$8.88	20.00%		$201,818,155	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.18	(0.37)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$145,180,828	0.86%	2.39%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	$7.97	1.82%		$1,660,603	0.85%	2.01%	0.85%	98.51%
Period Ended October 31, 2014 (i)	$8.41	0.03	(0.22)	(0.19)	–	–	$8.22	(2.26%	)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014 (k)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

60

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)

Institutional Service Class Shares (l)
Six Months Ended April 30, 2019 (Unaudited)	$7.62	0.07	0.29	0.36	(0.31)	(0.31)	$7.67	5.17%		$33,707,429	0.97%	1.83%	0.97%	35.09%
Year Ended October 31, 2018	$8.86	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.62	(12.06%	) (h)	$63,572,344	0.95%	2.18%	0.95%	70.96%
Year Ended October 31, 2017	$7.59	0.17	1.30	1.47	(0.20)	(0.20)	$8.86	19.77%	(h)	$80,039,386	0.97%	2.10%	0.97%	95.51%
Year Ended October 31, 2016	$7.96	0.16	(0.36)	(0.20)	(0.17)	(0.17)	$7.59	(2.49%	)	$48,822,689	0.98%	2.10%	0.98%	84.41%
Year Ended October 31, 2015	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.96	1.74%		$140,742,502	0.93%	1.80%	0.93%	98.51%
Period Ended October 31, 2014 (i)	$8.41	0.03	(0.23)	(0.20)	–	–	$8.21	(2.38%	)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

61

Fund Overview	Nationwide Emerging Markets Debt Fund

Asset Allocation1

Foreign Government Securities	65.4%
Corporate Bonds	27.0%
Asset-Backed Security	0.6%
Purchased Options	0.2%
Interest Rate Swaps	0.1%
Forward Currency Contracts†	0.0%
Other assets in excess of liabilities§	6.7%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	6.8%
Banks	6.0%
Consumer Finance	2.2%
Electric Utilities	2.2%
Metals & Mining	1.6%
Wireless Telecommunication Services	1.6%
Diversified Telecommunication Services	1.6%
Chemicals	1.0%
Automobiles	1.0%
Airlines	0.8%
Other Industries	75.2%
100.0%

Top Countries2

Mexico	12.8%
Brazil	6.7%
Indonesia	5.7%
Saudi Arabia	5.4%
Colombia	4.1%
Argentina	3.8%
Thailand	3.6%
Russia	3.4%
Peru	3.1%
Philippines	2.7%
Other Countries	48.7%
100.0%

Top Holdings2

Brazil Notas do Tesouro Nacional, 10.00%, 1/1/2023	4.3%
Kingdom of Thailand, 1.25%, 3/12/2028	2.7%
Titulos de Tesoreria, 7.75%, 9/18/2030	2.7%
United Mexican States, 5.75%, 3/5/2026	2.7%
Qatar Government Bond, 4.50%, 4/23/2028	2.2%
Kingdom of Saudi Arabia, 3.63%, 3/4/2028	2.1%
Russian Federal Bond — OFZ, 7.10%, 10/16/2024	1.8%
Republic of Peru, 5.94%, 2/12/2029	1.7%
Commonwealth of the Bahamas, 6.00%, 11/21/2028	1.6%
United Mexican States, 8.50%, 5/31/2029	1.6%
Other Holdings	76.6%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

62

Shareholder Expense Example	Nationwide Emerging Markets Debt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Emerging Markets Debt Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,071.30	5.91	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.09	5.76	1.15
Class C Shares	Actual	(a)	1,000.00	1,066.80	9.74	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.37	9.49	1.90
Class R6 Shares	Actual	(a)	1,000.00	1,072.60	4.63	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,072.60	4.63	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

63

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund

Asset-Backed Security 0.6%

	Principal Amount	Value

CHILE 0.6%
Airlines 0.6%
Latam Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 11/15/2027	$471,519	$467,228

Total Asset-Backed Securities (cost $454,695)		467,228

Corporate Bonds 27.0%
ARGENTINA 2.0%
Diversified Telecommunication Services 1.0%
Telecom Argentina SA, Reg. S, 6.50%, 6/15/2021	810,000	766,033

Oil, Gas & Consumable Fuels 1.0%
Transportadora de Gas del Sur SA, 6.75%, 5/2/2025 (a)	800,000	724,000

		1,490,033

BAHRAIN 0.8%
Oil, Gas & Consumable Fuels 0.8%
Oil and Gas Holding Co. BSCC (The), 7.63%, 11/7/2024 (a)	580,000	630,750

BRAZIL 1.0%
Food Products 0.4%
MARB BondCo plc, Reg. S, 6.88%, 1/19/2025	332,000	329,676

Road & Rail 0.6%
Rumo Luxembourg Sarl, 5.88%, 1/18/2025 (a)	447,000	452,592

		782,268

CHINA 0.9%
Automobiles 0.9%
Geely Automobile Holdings Ltd., Reg. S, 3.63%, 1/25/2023	700,000	692,249

COLOMBIA 0.9%
Oil, Gas & Consumable Fuels 0.6%
Transportadora de Gas Internacional SA ESP, 5.55%, 11/1/2028 (a)	400,000	436,500

Wireless Telecommunication Services 0.3%
Millicom International Cellular SA, 6.63%, 10/15/2026 (a)	200,000	214,250

		650,750

CONGO, DEMOCRATIC REPUBLIC OF THE 0.5%
Machinery 0.5%
HTA Group Ltd., Reg. S, 9.13%, 3/8/2022	390,000	406,778

Corporate Bonds (continued)

	Principal Amount	Value

DOMINICAN REPUBLIC 0.5%
Electric Utilities 0.5%
AES Andres BV, Reg. S, 7.95%, 5/11/2026	$340,000	$361,675

GHANA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Tullow Oil plc, Reg. S, 6.25%, 4/15/2022	367,000	369,752

INDIA 1.1%
Electric Utilities 0.6%
Adani Transmission Ltd., 4.00%, 8/3/2026 (a)	500,000	478,728

Metals & Mining 0.5%
Vedanta Resources Finance II plc, 9.25%, 4/23/2026 (a)	400,000	401,956

		880,684

INDONESIA 0.9%
Electric Utilities 0.9%
Perusahaan Listrik Negara PT, 6.25%, 1/25/2049 (a)	620,000	692,285

JAMAICA 0.2%
Wireless Telecommunication Services 0.2%
Digicel Group One Ltd., 8.25%, 12/30/2022 (a)	200,000	131,700

MAURITIUS 0.5%
Diversified Telecommunication Services 0.5%
Liquid Telecommunications Financing plc, Reg. S, 8.50%, 7/13/2022	365,000	368,251

MEXICO 4.4%
Banks 0.5%
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b)	420,000	397,950

Chemicals 0.6%
Mexichem SAB de CV, Reg. S, 5.50%, 1/15/2048	425,000	405,344

Consumer Finance 1.1%
Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/2026 (a)	370,000	400,247
Unifin Financiera SAB de CV SOFOM ENR
Reg. S, 7.00%, 1/15/2025	238,000	226,505
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%, 1/29/2025 (a)(b)(c)	259,000	233,747

		860,499

64

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

MEXICO (continued)
Equity Real Estate Investment Trusts (REITs) 0.5%
Trust F/1401, Reg. S, 6.95%, 1/30/2044		$375,000	$405,000

Oil, Gas & Consumable Fuels 0.7%
Petroleos Mexicanos, Reg. S, 7.19%, 9/12/2024	MXN	11,891,200	527,736

Wireless Telecommunication Services 1.0%
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/2025 (a)		$800,000	791,000

			3,387,529

NIGERIA 0.5%
Communications Equipment 0.5%
IHS Netherlands Holdco BV, Reg. S, 9.50%, 10/27/2021		390,000	403,713

PANAMA 1.0%
Banks 1.0%
Global Bank Corp., (ICE LIBOR USD 3 Month + 3.30%), 5.25%, 4/16/2029 (a)(b)		770,000	782,512

POLAND 1.1%
Banks 1.1%
Powszechna Kasa Oszczednosci Bank Polski SA, Reg. S, 4.63%, 9/26/2022		800,000	831,381

RUSSIA 1.0%
Consumer Finance 1.0%
GTLK Europe DAC, Reg. S, 5.13%, 5/31/2024		740,000	729,041

SAUDI ARABIA 0.7%
Oil, Gas & Consumable Fuels 0.7%
Saudi Arabian Oil Co.
2.88%, 4/16/2024 (a)		363,000	357,488
4.25%, 4/16/2039 (a)		200,000	195,562

			553,050

SINGAPORE 1.1%
Oil, Gas & Consumable Fuels 1.1%
Puma International Financing SA, 5.00%, 1/24/2026 (a)		1,000,000	864,630

SOUTH AFRICA 0.4%
Chemicals 0.4%
SASOL Financing USA LLC, 5.88%, 3/27/2024		307,000	325,780

SPAIN 0.5%
Construction & Engineering 0.5%
International Airport Finance SA, 12.00%, 3/15/2033 (a)		357,000	383,240

Corporate Bonds (continued)

	Principal Amount		Value

THAILAND 0.8%
Oil, Gas & Consumable Fuels 0.8%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%, 7/17/2022 (a)(b)(c)		$600,000	$597,635

TOGO 1.1%
Banks 1.1%
Ecobank Transnational, Inc., 9.50%, 4/18/2024 (a)		770,000	789,142

TUNISIA 0.9%
Banks 0.9%
Banque Centrale de Tunisie International Bond, 6.75%, 10/31/2023 (a)	EUR	608,000	683,979

TURKEY 1.0%
Banks 1.0%
Turkiye Garanti Bankasi A/S, Reg. S, 5.88%, 3/16/2023		$800,000	747,400

UKRAINE 0.5%
Metals & Mining 0.5%
Metinvest BV, 8.50%, 4/23/2026 (a)		338,000	331,916

UNITED ARAB EMIRATES 1.5%
Airlines 0.7%
Zahidi Ltd., Reg. S, 4.50%, 3/22/2028		541,439	538,461

Diversified Financial Services 0.5%
ICD Sukuk Co. Ltd., Reg. S, 5.00%, 2/1/2027		370,000	375,343

Multi-Utilities 0.3%
Abu Dhabi National Energy Co. PJSC, 4.88%, 4/23/2030 (a)		200,000	213,250

			1,127,054

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.2%
Oil, Gas & Consumable Fuels 0.2%
Petroleos de Venezuela SA, Reg. S, 5.50%, 4/12/2037 (d)		560,000	117,600

ZAMBIA 0.5%
Metals & Mining 0.5%
First Quantum Minerals Ltd., Reg. S, 7.25%, 5/15/2022		400,000	404,500

Total Corporate Bonds (cost $20,429,877)			20,517,277

Foreign Government Securities 65.4%
ALBANIA 0.5%
Republic of Albania, 3.50%, 10/9/2025 (a)		EUR 304,000	361,550

65

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

ANGOLA 0.6%
Republic of Angola, Reg. S, 8.25%, 5/9/2028		$400,000	$418,214

ARGENTINA 1.6%
Provincia de Buenos Aires, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%, 15.00% Floor), 40.72%, 5/31/2022 (b)	ARS	12,960,000	226,829
Republic of Argentina
(ARLLMONP + 0.00%), 28.97%, 6/21/2020 (b)		27,498,470	622,683
7.50%, 4/22/2026		$487,000	365,250

			1,214,762

ARMENIA 0.7%
Republic of Armenia, Reg. S, 7.15%, 3/26/2025		448,000	497,717

BAHAMAS 1.5%
Commonwealth of the Bahamas, 6.00%, 11/21/2028 (a)		1,098,000	1,163,880

BELIZE 0.5%
Republic of Belize, Reg. S, 4.94%, 2/20/2034 (e)		685,400	411,240

BRAZIL 5.3%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/2023	BRL	11,194,000	3,014,575
Federative Republic of Brazil, 10.00%, 1/1/2025		3,606,000	974,859

			3,989,434

COLOMBIA 2.9%
Republic of Colombia, 7.50%, 8/26/2026	COP	1,053,700,000	347,191
Titulos de Tesoreria, 7.75%, 9/18/2030		5,680,800,000	1,880,289

			2,227,480

COSTA RICA 0.8%
Republic of Costa Rica
Reg. S, 10.35%, 6/19/2030	CRC	262,000,000	378,868
Reg. S, 7.00%, 4/4/2044		$200,000	192,000
Reg. S, 7.16%, 3/12/2045		21,000	20,422

			591,290

CZECH REPUBLIC 0.9%
Czech Republic Government Bond
2.00%, 10/13/2033	CZK	13,300,000	556,331
Reg. S, 4.20%, 12/4/2036		2,380,000	128,097

			684,428

Foreign Government Securities (continued)

	Principal Amount		Value

DOMINICAN REPUBLIC 1.9%
Dominican Republic Bond
16.95%, 2/4/2022	DOP	29,700,000	$691,461
Reg. S, 5.50%, 1/27/2025		$705,000	727,912

			1,419,373

ECUADOR 1.1%
Republic of Ecuador, Reg. S, 10.75%, 3/28/2022		752,000	841,300

EGYPT 2.3%
Arab Republic of Egypt
6.13%, 1/31/2022		388,000	392,118
6.20%, 3/1/2024		212,000	213,378
7.60%, 3/1/2029		242,000	243,864
5.63%, 4/16/2030	EUR	668,000	708,995
8.70%, 3/1/2049		$200,000	206,075

			1,764,430

EL SALVADOR 1.0%
Republic of El Salvador
Reg. S, 5.88%, 1/30/2025		626,000	609,567
Reg. S, 8.25%, 4/10/2032		119,000	128,520

			738,087

GABON 1.2%
Republic of Gabon, Reg. S, 6.38%, 12/12/2024		971,000	934,665

GEORGIA 1.3%
Republic of Georgia,Reg. S, 6.88%, 4/12/2021		911,000	962,244

GHANA 0.6%
Ghana Government Bond, 8.63%, 6/16/2049 (a)		467,000	448,516

INDONESIA 4.4%
Republic of Indonesia
8.38%, 3/15/2024	IDR	8,352,000,000	611,036
8.38%, 9/15/2026		11,666,000,000	855,906
6.63%, 5/15/2033		12,831,000,000	776,782
8.38%, 3/15/2034		15,714,000,000	1,113,764

			3,357,488

MALAYSIA 0.9%
Malaysia Government Bond
3.84%, 4/15/2033	MYR	1,507,000	351,354
4.64%, 11/7/2033		1,320,000	336,259

			687,613

MEXICO 7.4%
United Mexican States
10.00%, 12/5/2024	MXN	16,848,300	970,892
5.75%, 3/5/2026		40,426,600	1,875,262
7.50%, 6/3/2027		16,504,600	839,501
8.50%, 5/31/2029		20,750,300	1,120,572
8.50%, 11/18/2038		15,968,200	845,733

			5,651,960

66

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

NIGERIA 0.8%
Nigeria Government Bond
7.14%, 2/23/2030		$297,000	$295,563
7.63%, 11/28/2047		300,000	287,358

			582,921

PAPUA NEW GUINEA 1.1%
Papua New Guinea Government International Bond
8.38%, 10/4/2028		400,000	429,000
Reg. S, 8.38%, 10/4/2028		400,000	429,000

			858,000

PARAGUAY 1.3%
Republic of Paraguay, 5.40%, 3/30/2050 (a)		920,000	959,560

PERU 2.8%
Republic of Peru
Reg. S, 8.20%, 8/12/2026	PEN	2,066,000	752,090
Reg. S, 5.94%, 2/12/2029		3,664,000	1,170,236
Reg. S, 6.90%, 8/12/2037		713,000	240,555

			2,162,881

PHILIPPINES 2.5%
Republic of Philippines
6.25%, 3/22/2028	PHP	15,700,000	307,218
6.88%, 1/10/2029		36,000,000	736,325
6.25%, 1/14/2036		10,000,000	210,122
6.75%, 1/24/2039		31,000,000	643,839

			1,897,504

QATAR 2.1%
Qatar Government Bond, 4.50%, 4/23/2028 (a)		1,450,000	1,566,000

ROMANIA 0.8%
Romania Government Bond, 4.63%, 4/3/2049 (a)	EUR	530,000	643,490

RUSSIA 2.2%
Russian Federal Bond — OFZ
7.00%, 12/15/2021	RUB	24,728,000	377,638
7.10%, 10/16/2024		86,952,000	1,305,728

			1,683,366

SAUDI ARABIA 4.3%
Kingdom of Saudi Arabia
Reg. S, 3.63%, 3/4/2028		$1,481,000	1,481,918
4.38%, 4/16/2029		443,000	464,667
Reg. S, 4.50%, 4/17/2030		356,000	375,139
Reg. S, 4.63%, 10/4/2047		957,000	961,651

			3,283,375

SENEGAL 1.3%
Republic of Senegal, 6.25%, 5/23/2033 (a)		380,000	365,828
Senegal Government Bond, Reg. S, 4.75%, 3/13/2028	EUR	573,000	634,756

			1,000,584

Foreign Government Securities (continued)

	Principal Amount		Value

SERBIA 0.8%
Republic of Serbia, Reg. S, 7.25%, 9/28/2021		$534,000	$580,618

SOUTH AFRICA 1.1%
Republic of South Africa
7.75%, 2/28/2023	ZAR	6,287,000	440,068
8.25%, 3/31/2032		2,475,000	158,646
6.25%, 3/31/2036		5,000,000	253,541

			852,255

THAILAND 2.5%
Kingdom of Thailand, Reg. S, 1.25%, 3/12/2028 (b)(f)	THB	65,677,086	1,932,139

TURKEY 1.1%
Republic of Turkey
7.10%, 3/8/2023	TRY	1,340,000	137,887
3.00%, 8/2/2023 (b)		4,201,581	690,629

			828,516

UKRAINE 1.4%
Ukraine Government Bond
Reg. S, 7.75%, 9/1/2023		$515,000	497,078
Reg. S, 7.38%, 9/25/2032		600,000	528,636

			1,025,714

UZBEKISTAN 0.5%
Republic of Uzbekistan, Reg. S, 4.75%, 2/20/2024		382,000	387,333

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.2%
Bolivarian Republic of Venezuela, Reg. S, 11.75%, 10/21/2026 (d)		445,000	135,725

VIETNAM 1.2%
Socialist Republic of Vietnam
Reg. S, 6.75%, 1/29/2020		670,000	686,582
Reg. S, 4.80%, 11/19/2024		195,000	204,523

			891,105

Total Foreign Government Securities (cost $51,455,463)			49,636,757

67

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Purchased Options 0.2%

	Number of Contracts	Value

Call Options 0.2%
Foreign Exchange Currency Options 0.2%
Foreign Exchange KRW/USD, 7/22/2019 at USD 1,125.00, American Style, Notional Amount: USD 3,650,000, Over the counter*	3,650,000	$119,033

Total Purchased Options (cost $84,862)		119,033

Total Investments (cost $72,424,897) — 93.2%		70,740,295

Other assets in excess of liabilities — 6.8%		5,185,389

NET ASSETS — 100.0%		$75,925,684

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $21,398,648 which represents 28.18% of net assets.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2019. The maturity date reflects the next call date.

(d)	Security in default.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(f)	Principal amounts are not adjusted for inflation.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg.S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust
Currency:

ARS	Argentina Peso

BRL	Brazilian Real

COP	Colombian Peso

CRC	Costa Rica Colón

CZK	Czech Republic Koruna

DOP	Dominican Peso

EUR	Euro

IDR	Indonesian Rupiah

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysia Ringgit

PEN	Peru Nuevo Sol

PHP	Philippines Peso

RUB	Russia Ruble

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

68

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Forward foreign currency contracts outstanding as of April 30, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EGP	14,324,836	USD	813,680	JPMorgan Chase Bank**	7/18/2019	2,456
INR	113,500,000	USD	1,611,273	Deutsche Bank Securities, Inc.**	7/25/2019	3,223
USD	1,027,168	BRL	4,035,000	Royal Bank of Canada**	7/25/2019	5,161
USD	719,295	COP	2,280,000,000	Royal Bank of Canada**	7/25/2019	17,109
USD	2,432,616	EUR	2,133,978	Deutsche Bank Securities, Inc.	7/25/2019	21,127
USD	1,444,455	MXN	27,630,000	Barclays Bank plc	7/25/2019	7,321
USD	1,103,193	PEN	3,650,000	Barclays Bank plc**	7/25/2019	3,463
USD	1,816,159	PHP	94,700,000	JPMorgan Chase Bank**	7/25/2019	11,575
USD	751,440	RUB	48,730,000	Barclays Bank plc**	7/25/2019	6,788
USD	1,952,522	THB	62,000,000	HSBC Bank plc	7/25/2019	6,569
USD	1,048,937	ZAR	14,780,000	Barclays Bank plc	7/25/2019	26,404

Total unrealized appreciation						111,196

TRY	9,460,000	USD	1,616,238	Barclays Bank plc	5/17/2019	(45,850)
BRL	290,000	USD	73,824	Royal Bank of Canada**	7/25/2019	(371)
CLP	200,000,000	USD	302,967	Royal Bank of Canada**	7/25/2019	(7,786)
CZK	56,357,057	USD	2,490,865	JPMorgan Chase Bank	7/25/2019	(19,136)
KZT	280,000,000	USD	726,612	JPMorgan Chase Bank**	7/25/2019	(3,072)
PLN	2,800,000	USD	743,413	Credit Lyonnais SA	7/25/2019	(8,820)

Total unrealized depreciation						(85,035)

Net unrealized appreciation						26,161

**	Non-deliverable forward.

Currency:

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

EGP	Egyptian Pound

EUR	Euro

INR	Indian Rupee

KZT	Kazakhstani Tenge

MXN	Mexican Peso

PEN	Peru Nuevo Sol

PHP	Philippines Peso

PLN	Poland New Zloty

RUB	Russia Ruble

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

69

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund (Continued)

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2019:

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
6 Month PRIBOR semi-annually	1.01 annually	Receive	5/4/2022	CZK 22,000,000	–	33,266	33,266
6 Month PRIBOR semi-annually	1.83 annually	Receive	6/28/2023	CZK 68,500,000	–	15,496	15,496

					–	48,762	48,762

*	There are no upfront payments (receipts) on the swap contracts listed above.

At April 30, 2019, the Fund had $60,816 segregated as collateral for interest rate swap contracts.

Currency:

CZK	Czech Republic Koruna

The accompanying notes are an integral part of these financial statements.

70

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund
Assets:
Investment securities, at value (cost $72,424,897)	$70,740,295
Cash	3,828,988
Foreign currencies, at value (cost $34,370)	18,753
Interest receivable	1,207,859
Reclaims receivable	25,789
Receivable for variation margin on centrally cleared credit default swap contracts	72,884
Unrealized appreciation on forward foreign currency contracts (Note 2)	111,196
Due from broker	97,588
Reimbursement from investment adviser (Note 3)	7,856
Receivable for capital gain country tax	27,826
Prepaid expenses	43,264

Total Assets	76,182,298

Liabilities:
Payable for capital shares redeemed	50,259
Unrealized depreciation on forward foreign currency contracts (Note 2)	85,035
Accrued expenses and other payables:
Investment advisory fees	43,883
Fund administration fees	21,689
Distribution fees	113
Administrative servicing fees	117
Accounting and transfer agent fees	2,058
Trustee fees	164
Deferred capital gain country tax	11,786
Custodian fees	696
Compliance program costs (Note 3)	58
Professional fees	20,533
Printing fees	10,532
Other	9,691

Total Liabilities	256,614

Net Assets	$75,925,684

Represented by:
Capital	$78,680,533
Total distributable earnings (loss)	(2,754,849)

Net Assets	$75,925,684

Net Assets:
Class A Shares	$157,225
Class C Shares	98,406
Class R6 Shares	75,561,627
Institutional Service Class Shares	108,426

Total	$75,925,684

71

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,490
Class C Shares	10,366
Class R6 Shares	7,925,073
Institutional Service Class Shares	11,372

Total	7,963,301

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.53
Class C Shares (b)	$9.49
Class R6 Shares	$9.53
Institutional Service Class Shares	$9.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.75

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

72

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest income	$2,681,664
Foreign tax withholding	(15,341)

Total Income	2,666,323

EXPENSES:
Investment advisory fees	264,868
Fund administration fees	49,480
Distribution fees Class A	187
Distribution fees Class C	473
Registration and filing fees	25,877
Professional fees	28,561
Printing fees	7,483
Trustee fees	1,284
Custodian fees	1,690
Accounting and transfer agent fees	5,004
Compliance program costs (Note 3)	185
Other	2,874

Total expenses before and expenses reimbursed	387,966

Expenses reimbursed by adviser (Note 3)	(46,478)

Net Expenses	341,488

NET INVESTMENT INCOME	2,324,835

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(2,073,905)
Settlement of forward foreign currency contracts (Note 2)	90,403
Foreign currency transactions (Note 2)	6,694
Expiration or closing of swap contracts (Note 2)	32,461

Net realized losses	(1,944,347)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	5,092,850
Forward foreign currency contracts (Note 2)	(131,106)
Translation of assets and liabilities denominated in foreign currencies	(3,672)
Swap contracts (Note 2)	(30,184)

Net change in unrealized appreciation/depreciation	4,927,888

Net realized/unrealized gains	2,983,541

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,308,376

†	Net of capital gain country taxes of $1,232.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $9,024.

The accompanying notes are an integral part of these financial statements.

73

Statements of Changes in Net Assets

	Nationwide Emerging Markets Debt Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,324,835	$4,659,125
Net realized gains (losses)	(1,944,347)	1,226,828
Net change in unrealized appreciation/depreciation	4,927,888	(9,315,251)

Change in net assets resulting from operations	5,308,376	(3,429,298)

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,649)	(8,408)
Class C	(5,897)	(4,895)
Class R6	(5,279,668)	(4,623,698)
Institutional Service Class	(6,281)	(5,799)

Change in net assets from shareholder distributions	(5,301,495)	(4,642,800)

Change in net assets from capital transactions	(4,796,321)	(6,235,734)

Change in net assets	(4,789,440)	(14,307,832)

Net Assets:
Beginning of period	80,715,124	95,022,956

End of period	$75,925,684	$80,715,124

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$978	$4,550
Dividends reinvested	9,649	8,408
Cost of shares redeemed	(13)	(30,008)

Total Class A Shares	10,614	(17,050)

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	5,897	4,895
Cost of shares redeemed	–	(18,000)

Total Class C Shares	5,897	(13,105)

Class R6 Shares
Proceeds from shares issued	2,979,446	5,474,158
Dividends reinvested	5,279,668	4,623,698
Cost of shares redeemed	(13,086,727)	(16,289,234)

Total Class R6 Shares	(4,827,613)	(6,191,378)

Institutional Service Class Shares
Proceeds from shares issued	8,500	–
Dividends reinvested	6,281	5,799
Cost of shares redeemed	–	(20,000)

Total Institutional Service Class Shares	14,781	(14,201)

Change in net assets from capital transactions	$(4,796,321)	$(6,235,734)

74

Statements of Changes in Net Assets (Continued)

	Nationwide Emerging Markets Debt Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	102	443
Reinvested	1,074	824
Redeemed	(1)	(3,113)

Total Class A Shares	1,175	(1,846)

Class C Shares
Issued	–	1
Reinvested	659	479
Redeemed	–	(1,869)

Total Class C Shares	659	(1,389)

Class R6 Shares
Issued	314,922	559,149
Reinvested	587,505	454,036
Redeemed	(1,420,790)	(1,585,441)

Total Class R6 Shares	(518,363)	(572,256)

Institutional Service Class Shares
Issued	895	–
Reinvested	699	569
Redeemed	–	(2,075)

Total Institutional Service Class Shares	1,594	(1,506)

Total change in shares	(514,935)	(576,997)

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Emerging Markets Debt Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.52	0.27	0.37	0.64	(0.54)	(0.09)	(0.63)	$9.53	7.13%		$157,225	1.15%	5.84%	1.27%	37.65%
Year Ended October 31, 2018	$10.49	0.52	(1.00)	(0.48)	(0.30)	(0.19)	(0.49)	$9.52	(4.87%	)(g)	$145,814	1.15%	5.17%	1.25%	86.23%
Year Ended October 31, 2017	$10.76	0.50	0.16	0.66	(0.50)	(0.43)	(0.93)	$10.49	6.73%		$180,079	1.15%	4.80%	1.23%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.30	0.74	1.04	(0.28)	–	(0.28)	$10.76	10.44%	(g)	$150,084	1.20%	4.29%	1.35%	99.02%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.50	0.24	0.36	0.60	(0.52)	(0.09)	(0.61)	$9.49	6.68%		$98,406	1.90%	5.10%	2.02%	37.65%
Year Ended October 31, 2018	$10.49	0.44	(0.99)	(0.55)	(0.25)	(0.19)	(0.44)	$9.50	(5.53%	)(g)	$92,176	1.90%	4.42%	2.00%	86.23%
Year Ended October 31, 2017	$10.76	0.42	0.16	0.58	(0.42)	(0.43)	(0.85)	$10.49	5.93%		$116,449	1.90%	4.05%	1.97%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.25	0.73	0.98	(0.22)	–	(0.22)	$10.76	9.89%	(g)	$114,103	1.96%	3.49%	2.11%	99.02%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$9.52	0.29	0.36	0.65	(0.55)	(0.09)	(0.64)	$9.53	7.26%		$75,561,627	0.90%	6.15%	1.02%	37.65%
Year Ended October 31, 2018	$10.49	0.55	(1.01)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.63%	)(g)	$80,384,035	0.90%	5.44%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$94,608,019	0.90%	5.04%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.74	1.06	(0.30)	–	(0.30)	$10.76	10.67%	(g)	$101,081,348	0.90%	4.53%	1.05%	99.02%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$9.52	0.28	0.37	0.65	(0.55)	(0.09)	(0.64)	$9.53	7.26%		$108,426	0.90%	6.09%	1.02%	37.65%
Year Ended October 31, 2018	$10.49	0.54	(1.00)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.62%	)(g)	$93,099	0.90%	5.42%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$118,409	0.90%	5.05%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.73	1.05	(0.29)	–	(0.29)	$10.76	10.63%	(g)	$110,648	0.96%	4.48%	1.11%	99.02%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of February 29, 2016 through October 31, 2016.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

76

Fund Overview	Nationwide Global Sustainable Equity Fund

Asset Allocation1

Common Stocks	98.2%
Repurchase Agreements	1.3%
Short-Term Investment	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries2

Pharmaceuticals	9.5%
Software	7.3%
Chemicals	7.3%
Machinery	6.9%
Banks	6.5%
Entertainment	5.8%
Insurance	5.4%
Internet & Direct Marketing Retail	5.0%
Personal Products	4.0%
Oil, Gas & Consumable Fuels	3.6%
Other Industries#	38.7%
100.0%

Top Countries2

United States	51.9%
United Kingdom	11.5%
Japan	9.8%
Switzerland	5.2%
Germany	4.0%
China	3.3%
Netherlands	2.3%
India	2.0%
Australia	1.9%
Denmark	1.8%
Other Countries#	6.3%
100.0%

Top Holdings2

Amazon.com, Inc.	3.5%
Microsoft Corp.	2.6%
Unilever NV, CVA	2.5%
TJX Cos., Inc. (The)	2.5%
Walt Disney Co. (The)	2.4%
Ecolab, Inc.	2.3%
Sage Group plc (The)	2.1%
Comcast Corp., Class A	2.1%
Marsh & McLennan Cos., Inc.	2.0%
Johnson & Johnson	2.0%
Other Holdings#	76.0%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

77

Shareholder Expense Example	Nationwide Global Sustainable Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Sustainable Equity Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,105.00	6.79	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.51	1.30
Class C Shares	Actual	(a)	1,000.00	1,100.00	10.93	2.10
	Hypothetical	(a)(b)	1,000.00	1,014.38	10.49	2.10
Class R6 Shares	Actual	(a)	1,000.00	1,106.70	4.96	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.08	4.76	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	1,106.20	5.33	1.02
	Hypothetical	(a)(b)	1,000.00	1,019.74	5.11	1.02

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

78

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund

Common Stocks 98.2%

	Shares	Value

AUSTRALIA 1.9%
Commercial Services & Supplies 1.9%
Brambles Ltd.	123,856	$1,053,107

CANADA 0.4%
Entertainment 0.4%
Entertainment One Ltd.	30,779	192,016

CHINA 3.3%
Chemicals 0.0%†
Tianhe Chemicals Group Ltd. Reg. S*^¥ (a)	2,702,000	0

Entertainment 0.8%
Tencent Music Entertainment Group, ADR* (b)	24,500	421,400

Insurance 1.6%
Ping An Insurance Group Co. of China Ltd., Class H	73,000	879,590

Wireless Telecommunication Services 0.9%
China Mobile Ltd.	50,000	475,970

		1,776,960

DENMARK 1.8%
Biotechnology 0.5%
Genmab A/S*	1,549	257,063

Energy Equipment & Services 0.1%
Drilling Co. of 1972 A/S (The)*	1,022	78,458

Marine 1.2%
AP Moller — Maersk A/S, Class B	495	644,792

		980,313

FINLAND 1.0%
Banks 1.0%
Nordea Bank Abp	68,818	541,889

GERMANY 4.0%
Auto Components 0.5%
Continental AG	1,798	297,141

Chemicals 0.8%
LANXESS AG	7,720	446,324

Machinery 1.6%
Jungheinrich AG (Preference)*	15,261	531,959
KION Group AG	4,319	296,204

		828,163

Software 1.1%
SAP SE	4,720	605,757

		2,177,385

INDIA 1.9%
Banks 1.9%
Axis Bank Ltd., GDR Reg. S*	19,502	1,058,736

INDONESIA 0.9%
Banks 0.9%
Bank Mandiri Persero Tbk. PT*	919,700	498,805

Common Stocks (continued)

	Shares	Value

JAPAN 9.8%
Banks 1.0%
Sumitomo Mitsui Financial Group, Inc.	14,800	$536,431

Chemicals 1.1%
Shin-Etsu Chemical Co. Ltd.	6,100	574,099

Entertainment 1.2%
Nintendo Co. Ltd.	1,900	651,542

Household Durables 0.9%
Sony Corp.	10,100	511,621

Machinery 2.6%
Makita Corp.	21,300	777,901
MINEBEA MITSUMI, Inc.	16,000	281,420
Nabtesco Corp.	12,400	380,396

		1,439,717

Personal Products 1.6%
Kao Corp.	11,200	863,481

Pharmaceuticals 1.4%
Takeda Pharmaceutical Co. Ltd.	20,659	765,906

		5,342,797

NETHERLANDS 2.3%
Chemicals 1.1%
Koninklijke DSM NV	5,303	607,675

Semiconductors & Semiconductor Equipment 1.2%
NXP Semiconductors NV	6,184	653,154

		1,260,829

NORWAY 0.7%
Oil, Gas & Consumable Fuels 0.7%
Equinor ASA	17,094	380,719

SOUTH AFRICA 1.5%
Internet & Direct Marketing Retail 1.5%
Naspers Ltd., Class N	3,103	792,605

SWITZERLAND 5.2%
Health Care Equipment & Supplies 0.7%
Alcon, Inc.*	7,108	409,340

Insurance 1.9%
Zurich Insurance Group AG	3,163	1,011,068

Pharmaceuticals 1.4%
Novartis AG (Registered)	9,499	775,861

Textiles, Apparel & Luxury Goods 1.2%
Cie Financiere Richemont SA (Registered)	8,854	647,561

		2,843,830

TAIWAN 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,700	293,594

UNITED KINGDOM 11.4%
Chemicals 1.9%
Linde plc	5,887	1,061,191

79

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Electronic Equipment, Instruments & Components 1.5%
Spectris plc	22,746	$816,027

Multi-Utilities 1.1%
Centrica plc	420,532	582,959

Personal Products 2.4%
Unilever NV, CVA	22,328	1,353,051

Pharmaceuticals 1.0%
GlaxoSmithKline plc	25,810	529,347

Software 2.1%
Sage Group plc (The)	121,038	1,146,089

Trading Companies & Distributors 1.4%
Ashtead Group plc	27,519	762,963

		6,251,627

UNITED STATES 51.6%
Airlines 1.0%
Southwest Airlines Co.	10,389	563,395

Banks 1.7%
Investors Bancorp, Inc.	36,900	433,575
US Bancorp	9,285	495,076

		928,651

Biotechnology 1.4%
Cyclerion Therapeutics, Inc.*	2,021	30,780
Incyte Corp.*	6,446	495,053
Ironwood Pharmaceuticals, Inc.*	20,219	240,404

		766,237

Building Products 1.1%
Allegion plc	5,800	575,534

Capital Markets 2.9%
Ameriprise Financial, Inc.	3,973	583,117
T. Rowe Price Group, Inc.	9,210	990,075

		1,573,192

Chemicals 2.3%
Ecolab, Inc.	6,935	1,276,595

Commercial Services & Supplies 0.2%
MSA Safety, Inc.	1,172	128,815

Entertainment 3.4%
Electronic Arts, Inc.*	5,688	538,369
Walt Disney Co. (The)	9,628	1,318,747

		1,857,116

Equity Real Estate Investment Trusts (REITs) 1.5%
Simon Property Group, Inc.	4,624	803,189

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	2,330	572,085

Health Care Equipment & Supplies 0.5%
LivaNova plc*	3,600	248,004

Health Care Providers & Services 2.4%
Laboratory Corp. of America Holdings*	1,731	276,822
UnitedHealth Group, Inc.	4,370	1,018,515

		1,295,337

Household Products 1.4%
Procter & Gamble Co. (The)	7,265	773,577

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance 2.0%
Marsh & McLennan Cos., Inc.	11,484	$1,082,826

Internet & Direct Marketing Retail 3.5%
Amazon.com, Inc.*	986	1,899,549

IT Services 1.6%
Visa, Inc., Class A	5,439	894,335

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	2,855	859,155

Machinery 2.7%
AGCO Corp.	10,696	757,063
Gardner Denver Holdings, Inc.*	21,689	732,004

		1,489,067

Media 2.1%
Comcast Corp., Class A	26,324	1,145,884

Oil, Gas & Consumable Fuels 2.9%
EOG Resources, Inc.	6,236	598,968
Hess Corp.	15,357	984,691

		1,583,659

Pharmaceuticals 5.6%
Allergan plc	6,099	896,552
Elanco Animal Health, Inc.*	8,450	266,175
Eli Lilly & Co.	5,016	587,073
Johnson & Johnson	7,553	1,066,483
Medicines Co. (The)* (b)	8,744	279,371

		3,095,654

Semiconductors & Semiconductor Equipment 1.1%
Micron Technology, Inc.*	14,427	606,800

Software 4.1%
Adobe, Inc.*	2,742	793,124
Microsoft Corp.	10,896	1,423,017

		2,216,141

Specialty Retail 2.4%
TJX Cos., Inc. (The)	24,364	1,337,096

Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.	12,559	642,016

		28,213,909

Total Common Stocks (cost $45,250,164)		53,659,121

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	42,171	42,171

Total Short-Term Investment (cost $42,171)		42,171

80

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund (Continued)

Repurchase Agreements 1.3%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $616,295, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $629,020. (d)(e)	$616,249	$616,249
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $90,437, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $92,239. (d)(e)	90,430	90,430

Total Repurchase Agreements (cost $706,679)		706,679

Total Investments (cost $45,999,014) — 99.6%		54,407,971

Other assets in excess of liabilities — 0.4%		203,615

NET ASSETS — 100.0%		$54,611,586

*	Denotes a non-income producing security.

¥	Fair valued security.

^	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%. Asset Types

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $0 which represents 0.0% of net assets.

(b)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $715,090, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $42,171 and $706,679, respectively, a total value of $748,850.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $748,850.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.
ADR	American Depositary Receipt

CVA	Dutch Certification

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg.S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

81

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund
Assets:
Investment securities, at value* (cost $45,292,335)	$53,701,292
Repurchase agreements, at value (cost $706,679)	706,679
Foreign currencies, at value (cost $74,306)	73,562
Interest and dividends receivable	62,591
Security lending income receivable	3,745
Receivable for investments sold	1,532,842
Receivable for capital shares issued	961
Reclaims receivable	83,297
Reimbursement from investment adviser (Note 3)	11,864
Prepaid expenses	32,830

Total Assets	56,209,663

Liabilities:
Payable for investments purchased	69,918
Payable for capital shares redeemed	7,546
Cash overdraft (Note 2)	637,176
Payable upon return of securities loaned (Note 2)	748,850
Accrued expenses and other payables:
Investment advisory fees	33,887
Fund administration fees	21,268
Distribution fees	14,892
Administrative servicing fees	24,721
Accounting and transfer agent fees	2,229
Trustee fees	116
Compliance program costs (Note 3)	52
Professional fees	18,078
Printing fees	14,630
Other	4,714

Total Liabilities	1,598,077

Net Assets	$54,611,586

Represented by:
Capital	$44,314,992
Total distributable earnings (loss)	10,296,594

Net Assets	$54,611,586

Net Assets:
Class A Shares	$32,711,019
Class C Shares	10,172,076
Class R6 Shares	7,239,958
Institutional Service Class Shares	4,488,533

Total	$54,611,586

82

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,810,956
Class C Shares	602,467
Class R6 Shares	387,775
Institutional Service Class Shares	240,271

Total	3,041,469

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.06
Class C Shares (b)	$16.88
Class R6 Shares	$18.67
Institutional Service Class Shares	$18.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.16

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $715,090 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

83

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Global Sustainable Equity Fund
INVESTMENT INCOME:
Dividend income	$534,755
Income from securities lending (Note 2)	13,801
Interest income	7,632
Foreign tax withholding	(37,941)

Total Income	518,247

EXPENSES:
Investment advisory fees	194,722
Fund administration fees	46,809
Distribution fees Class A	38,592
Distribution fees Class C	48,504
Administrative servicing fees Class A	15,438
Administrative servicing fees Class C	7,358
Administrative servicing fees Institutional Service Class	1,475
Registration and filing fees	25,176
Professional fees	21,762
Printing fees	13,863
Trustee fees	876
Custodian fees	1,582
Accounting and transfer agent fees	10,105
Compliance program costs (Note 3)	125
Other	2,348

Total expenses before expenses reimbursed	428,735

Expenses reimbursed by adviser (Note 3)	(70,403)

Net Expenses	358,332

NET INVESTMENT INCOME	159,915

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,825,051
Foreign currency transactions (Note 2)	5,140

Net realized gains	1,830,191

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	3,196,634
Translation of assets and liabilities denominated in foreign currencies	342

Net change in unrealized appreciation/depreciation	3,196,976

Net realized/unrealized gains	5,027,167

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,187,082

The accompanying notes are an integral part of these financial statements.

84

Statements of Changes in Net Assets

	Nationwide Global Sustainable Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$159,915	$250,256
Net realized gains	1,830,191	5,150,014
Net change in unrealized appreciation/depreciation	3,196,976	(4,522,009)

Change in net assets resulting from operations	5,187,082	878,261

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,154,384)	(120,099)
Class C	(1,046,918)	–
Class R6	(730,117)	(52,101)
Institutional Service Class	(444,025)	(14,887)

Change in net assets from shareholder distributions	(5,375,444)	(187,087)

Change in net assets from capital transactions	1,790,613	(4,396,630)

Change in net assets	1,602,251	(3,705,456)

Net Assets:
Beginning of period	53,009,335	56,714,791

End of period	$54,611,586	$53,009,335

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$542,348	$821,265
Dividends reinvested	2,988,343	114,563
Cost of shares redeemed	(2,950,054)	(4,472,059)

Total Class A Shares	580,637	(3,536,231)

Class C Shares
Proceeds from shares issued	100,226	515,003
Dividends reinvested	1,025,467	–
Cost of shares redeemed	(916,148)	(1,560,893)

Total Class C Shares	209,545	(1,045,890)

Class R6 Shares
Proceeds from shares issued	2,014	759,866
Dividends reinvested	660,517	48,620
Cost of shares redeemed	(821,830)	(1,807,042)

Total Class R6 Shares	(159,299)	(998,556)

Institutional Service Class Shares
Proceeds from shares issued	3,078,990	2,625,804
Dividends reinvested	264,828	12,755
Cost of shares redeemed	(2,184,088)	(1,454,512)

Total Institutional Service Class Shares	1,159,730	1,184,047

Change in net assets from capital transactions	$1,790,613	$(4,396,630)

85

Statements of Changes in Net Assets (Continued)

	Nationwide Global Sustainable Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	31,889	42,048
Reinvested	194,301	6,021
Redeemed	(174,955)	(233,739)

Total Class A Shares	51,235	(185,670)

Class C Shares
Issued	6,456	27,776
Reinvested	71,114	–
Redeemed	(61,316)	(86,032)

Total Class C Shares	16,254	(58,256)

Class R6 Shares
Issued	115	38,821
Reinvested	41,594	2,474
Redeemed	(46,612)	(93,055)

Total Class R6 Shares	(4,903)	(51,760)

Institutional Service Class Shares
Issued	174,066	129,872
Reinvested	16,666	645
Redeemed	(124,841)	(74,753)

Total Institutional Service Class Shares	65,891	55,764

Total change in shares	128,477	(239,922)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

86

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Sustainable Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$18.30	0.06	1.54	1.60	(0.06)	(1.78)	(1.84)	$18.06	10.50%		$32,711,019	1.30%	0.69%		1.57%	23.79%
Year Ended October 31, 2018	$18.09	0.10	0.17	0.27	(0.06)	–	(0.06)	$18.30	1.50%		$32,209,451	1.33%	0.53%		1.59%	34.22%
Year Ended October 31, 2017	$14.42	0.11	3.77	3.88	(0.21)	–	(0.21)	$18.09	27.11%		$35,195,711	1.37%	0.68%		1.60%	37.98%
Year Ended October 31, 2016	$14.98	0.14	(0.55)	(0.41)	(0.15)	–	(0.15)	$14.42	(2.75%	)	$33,122,348	1.37%	0.97%		1.63%	147.44%
Year Ended October 31, 2015	$16.03	0.10	(0.89)	(0.79)	(0.26)	–	(0.26)	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%
Year Ended October 31, 2014	$15.38	0.12	0.84	0.96	(0.31)	–	(0.31)	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$17.25	(0.01)	1.43	1.42	(0.01)	(1.78)	(1.79)	$16.88	10.00%		$10,172,076	2.10%	(0.12%	)	2.37%	23.79%
Year Ended October 31, 2018	$17.12	(0.05)	0.18	0.13	–	–	–	$17.25	0.76%		$10,109,970	2.11%	(0.25%	)	2.37%	34.22%
Year Ended October 31, 2017	$13.67	(0.02)	3.57	3.55	(0.10)	–	(0.10)	$17.12	26.14%		$11,034,886	2.13%	(0.10%	)	2.36%	37.98%
Year Ended October 31, 2016	$14.22	0.03	(0.53)	(0.50)	(0.05)	–	(0.05)	$13.67	(3.52%		$10,653,487	2.13%	0.22%		2.39%	147.44%
Year Ended October 31, 2015	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	–	(0.10)	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%
Year Ended October 31, 2014	$14.65	0.01	0.79	0.80	(0.27)	–	(0.27)	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%

Class R6 Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$18.85	0.09	1.59	1.68	(0.08)	(1.78)	(1.86)	$18.67	10.67%		$7,239,958	0.95%	1.02%		1.22%	23.79%
Year Ended October 31, 2018	$18.62	0.17	0.19	0.36	(0.13)	–	(0.13)	$18.85	1.90%		$7,401,742	0.95%	0.88%		1.21%	34.22%
Year Ended October 31, 2017	$14.82	0.18	3.88	4.06	(0.26)	–	(0.26)	$18.62	27.68%		$8,275,044	0.95%	1.08%		1.19%	37.98%
Year Ended October 31, 2016	$15.40	0.20	(0.57)	(0.37)	(0.21)	–	(0.21)	$14.82	(2.39%	)	$7,375,010	0.95%	1.38%		1.21%	147.44%
Year Ended October 31, 2015	$16.52	0.17	(0.92)	(0.75)	(0.37)	–	(0.37)	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%
Year Ended October 31, 2014	$15.80	0.19	0.85	1.04	(0.32)	–	(0.32)	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$18.86	0.09	1.58	1.67	(0.07)	(1.78)	(1.85)	$18.68	10.62%		$4,488,533	1.02%	1.07%		1.29%	23.79%
Year Ended October 31, 2018	$18.62	0.16	0.19	0.35	(0.11)	–	(0.11)	$18.86	1.86%		$3,288,172	1.03%	0.83%		1.29%	34.22%
Year Ended October 31, 2017	$14.82	0.16	3.89	4.05	(0.25)	–	(0.25)	$18.62	27.56%		$2,209,150	1.06%	0.96%		1.29%	37.98%
Year Ended October 31, 2016	$15.40	0.18	(0.57)	(0.39)	(0.19)	–	(0.19)	$14.82	(2.52%	)	$1,505,046	1.07%	1.26%		1.33%	147.44%
Year Ended October 31, 2015	$16.50	0.15	(0.92)	(0.77)	(0.33)	–	(0.33)	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%
Year Ended October 31, 2014	$15.79	0.08	0.95	1.03	(0.32)	–	(0.32)	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

87

Fund Overview	Nationwide International Small Cap Fund

Asset Allocation1

Common Stocks	89.1%
Repurchase Agreements	6.3%
Exchange Traded Fund	4.9%
Short-Term Investment	0.4%
Rights†	0.0%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	6.9%
IT Services	5.6%
Machinery	5.4%
Hotels, Restaurants & Leisure	4.0%
Chemicals	3.6%
Capital Markets	2.9%
Health Care Equipment & Supplies	2.9%
Containers & Packaging	2.9%
Media	2.6%
Real Estate Management & Development	2.5%
Other Industries#	60.7%
100.0%

Top Countries2

Japan	20.5%
United Kingdom	11.7%
Italy	6.9%
United States	5.8%
Australia	4.0%
Switzerland	3.9%
Sweden	3.7%
Netherlands	3.6%
Spain	2.9%
Ireland	2.7%
Other Countries#	34.3%
100.0%

Top Holdings2

iShares MSCI EAFE Small-Cap ETF	4.8%
AltaGas Canada, Inc.	1.7%
Tecan Group AG (Registered)	1.5%
GMO Payment Gateway, Inc.	1.5%
DiaSorin SpA	1.2%
Cellnex Telecom SA	1.2%
Corbion NV	1.1%
Smurfit Kappa Group plc	1.1%
Halma plc	1.0%
Obic Co. Ltd.	1.0%
Other Holdings#	83.9%
100.0%

†	Amount rounds to less than 0.1%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

88

Shareholder Expense Example	Nationwide International Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Small Cap Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,075.70	6.43	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.26	1.25
Class R6 Shares	Actual	(a)	1,000.00	1,077.30	5.10	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Institutional Service Class Shares	Actual	(a)	1,000.00	1,076.10	5.30	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.69	5.16	1.03

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

89

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund

Common Stocks 89.1%

	Shares	Value

AUSTRALIA 4.1%
Chemicals 0.3%
Nufarm Ltd.	358,942	$1,280,392

Containers & Packaging 0.7%
Orora Ltd.	1,501,074	3,207,138

Equity Real Estate Investment Trusts (REITs) 0.2%
Charter Hall Education Trust	422,552	1,111,459

Insurance 0.7%
AUB Group Ltd.	341,424	3,042,583

IT Services 0.5%
NEXTDC Ltd.*	516,739	2,327,762

Oil, Gas & Consumable Fuels 0.4%
Beach Energy Ltd.	256,642	385,391
FAR Ltd.* (a)	1,771,629	69,792
Karoon Energy Ltd.*	362,829	244,211
Viva Energy Group Ltd. Reg. S (b)	129,758	202,321
Whitehaven Coal Ltd.	387,796	1,149,745

		2,051,460

Software 1.0%
Bravura Solutions Ltd.	916,669	3,729,715
WiseTech Global Ltd.	29,808	470,466

		4,200,181

Trading Companies & Distributors 0.1%
Seven Group Holdings Ltd.	21,776	301,239

Transportation Infrastructure 0.2%
Atlas Arteria Ltd.	118,903	586,521
Qube Holdings Ltd.	280,187	559,172

		1,145,693

		18,667,907

AUSTRIA 0.7%
Air Freight & Logistics 0.1%
Oesterreichische Post AG	6,668	260,329

Banks 0.4%
BAWAG Group AG Reg. S (b)	37,738	1,836,636

Construction Materials 0.1%
Wienerberger AG	24,147	554,154

Electrical Equipment 0.1%
Zumtobel Group AG*	62,535	452,614

		3,103,733

BELGIUM 1.7%
Biotechnology 0.8%
Galapagos NV*	32,621	3,751,556

Equity Real Estate Investment Trusts (REITs) 0.7%
Warehouses De Pauw CVA	21,688	3,255,084

Media 0.2%
Telenet Group Holding NV	19,287	1,025,122

		8,031,762

BRAZIL 1.1%
Chemicals 0.3%
Braskem SA (Preference), Class A	129,600	1,579,222

IT Services 0.6%
Pagseguro Digital Ltd., Class A*	60,117	1,566,648

Common Stocks (continued)

	Shares	Value

BRAZIL (continued)
IT Services (continued)
StoneCo Ltd., Class A*	42,387	$1,220,322

		2,786,970

Water Utilities 0.2%
Cia de Saneamento do Parana	44,100	881,753

		5,247,945

CANADA 2.5%
Chemicals 0.2%
EcoSynthetix, Inc.*	529,289	884,980

Gas Utilities 1.6%
AltaGas Canada, Inc.	541,897	7,802,638

Metals & Mining 0.5%
ERO Copper Corp.*	162,336	2,225,955

Oil, Gas & Consumable Fuels 0.2%
Arrow Exploration Corp.*	16,126	3,551
Gran Tierra Energy, Inc.*	103,768	249,409
Parex Resources, Inc.*	27,319	465,342

		718,302

		11,631,875

CHINA 1.5%
Air Freight & Logistics 0.2%
Sinotrans Ltd., Class H	2,639,355	1,082,059

Containers & Packaging 0.3%
AMVIG Holdings Ltd.	5,188,203	1,256,595

Independent Power and Renewable Electricity Producers 0.4%
China Longyuan Power Group Corp. Ltd., Class H	1,505,245	1,034,694
Huaneng Renewables Corp. Ltd., Class H	1,700,000	489,921

		1,524,615

Interactive Media & Services 0.2%
Wise Talent Information Technology Co. Ltd.* (a)(b)	353,800	926,854

Internet & Direct Marketing Retail 0.0%†
Maoyan Entertainment Reg. S* (b)	110,254	226,622

Marine 0.2%
SITC International Holdings Co. Ltd.	1,075,000	1,141,998

Professional Services 0.1%
51job, Inc., ADR*	4,914	453,759

Software 0.1%
Kingdee International Software Group Co. Ltd.	190,000	232,979

		6,845,481

COLOMBIA 0.6%
Oil, Gas & Consumable Fuels 0.1%
Canacol Energy Ltd.*	135,567	404,768

Wireless Telecommunication Services 0.5%
Millicom International Cellular SA, SDR	40,653	2,382,189

		2,786,957

DENMARK 0.5%
Biotechnology 0.1%
Zealand Pharma A/S*	41,318	852,073

90

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Building Products 0.1%
Rockwool International A/S, Class B	2,441	$652,986

Construction & Engineering 0.1%
FLSmidth & Co. A/S	7,556	379,942

Machinery 0.1%
Nilfisk Holding A/S*	5,968	251,955

Marine 0.1%
Dfds A/S	6,198	294,444

		2,431,400

FINLAND 1.3%
Chemicals 0.3%
Kemira OYJ	83,103	1,177,038

Diversified Telecommunication Services 0.2%
DNA OYJ	38,938	926,713

Machinery 0.3%
Cargotec OYJ, Class B	26,264	1,078,786
Konecranes OYJ	12,326	514,376

		1,593,162

Real Estate Management & Development 0.5%
Kojamo OYJ	207,103	2,458,033

		6,154,946

FRANCE 2.0%
Airlines 0.1%
Air France-KLM*	33,304	385,469

Gas Utilities 0.0%†
Rubis SCA	97	5,309

Health Care Equipment & Supplies 0.5%
BioMerieux	35,893	2,848,641

Household Durables 0.5%
Kaufman & Broad SA	54,477	2,173,776

Road & Rail 0.1%
ALD SA Reg. S (b)	17,742	260,919

Semiconductors & Semiconductor Equipment 0.2%
SOITEC*	10,805	1,097,061

Specialty Retail 0.6%
Maisons du Monde SA Reg. S (b)	125,100	2,702,351

		9,473,526

GERMANY 2.6%
Biotechnology 0.2%
Affimed NV*	288,393	951,697

Electrical Equipment 0.0%†
SGL Carbon SE*	16,231	144,891

Health Care Equipment & Supplies 0.5%
Sartorius AG (Preference)	12,015	2,201,436

Industrial Conglomerates 0.6%
Rheinmetall AG	25,121	2,887,394

Internet & Direct Marketing Retail 0.6%
Delivery Hero SE Reg. S* (b)	71,847	3,310,795

Machinery 0.1%
Stabilus SA	4,548	253,702

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Metals & Mining 0.3%
Aurubis AG	25,104	$1,222,043

Road & Rail 0.1%
Sixt SE	2,154	240,168

Semiconductors & Semiconductor Equipment 0.2%
Siltronic AG*	7,502	734,959

		11,947,085

GHANA 0.3%
Oil, Gas & Consumable Fuels 0.3%
Kosmos Energy Ltd.	52,010	347,947
Tullow Oil plc	368,291	1,078,546

		1,426,493

GREECE 0.4%
Diversified Telecommunication Services 0.4%
Hellenic Telecommunications Organization SA	145,567	2,020,936

HONG KONG 1.7%
Equity Real Estate Investment Trusts (REITs) 0.5%
Champion REIT	2,758,000	2,332,988

IT Services 0.5%
SUNeVision Holdings Ltd.	2,652,611	2,263,140

Machinery 0.4%
Singamas Container Holdings Ltd.	9,611,427	1,704,067

Marine 0.3%
Pacific Basin Shipping Ltd.	6,508,000	1,337,254

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust	947,800	222,791

		7,860,240

INDIA 0.5%
Aerospace & Defense 0.3%
Bharat Electronics Ltd.	1,075,786	1,348,623

Capital Markets 0.2%
Edelweiss Financial Services Ltd.	466,546	997,985

		2,346,608

INDONESIA 0.2%
Diversified Telecommunication Services 0.2%
Link Net Tbk. PT*	3,414,235	1,042,484

IRELAND 2.7%
Containers & Packaging 1.1%
Smurfit Kappa Group plc	178,053	5,219,304

Equity Real Estate Investment Trusts (REITs) 0.4%
Irish Residential Properties REIT plc	984,413	1,743,449

Marine 0.3%
Irish Continental Group plc	266,019	1,500,639

		1,500,639

Media 0.9%
Tarsus Group plc	1,036,771	4,257,977

		12,721,369

91

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

ISRAEL 0.9%
IT Services 0.6%
Wix.com Ltd.*	17,941	$2,406,964

Oil, Gas & Consumable Fuels 0.1%
Delek Group Ltd.	2,870	546,844
Paz Oil Co. Ltd.	534	77,819

		624,663

Pharmaceuticals 0.2%
MediWound Ltd.*	216,233	1,150,360

		4,181,987

ITALY 7.1%
Capital Markets 0.5%
Anima Holding SpA Reg. S* (b)	219,305	875,113
Banca Generali SpA	57,198	1,616,868

		2,491,981

Commercial Services & Supplies 0.4%
Fila SpA	133,169	2,067,049

Construction Materials 0.7%
Buzzi Unicem SpA (a)	149,516	3,335,181

Diversified Financial Services 1.1%
Banca Farmafactoring SpA Reg. S (b)	484,100	2,862,033
Cerved Group SpA	159,469	1,556,168

		4,418,201

Gas Utilities 0.8%
Italgas SpA	565,457	3,531,096

Health Care Equipment & Supplies 1.3%
DiaSorin SpA	56,625	5,531,276

Hotels, Restaurants & Leisure 0.4%
Autogrill SpA	212,921	2,069,477

Independent Power and Renewable Electricity Producers 0.0%†
ERG SpA	8,762	161,640

Machinery 1.0%
Gima TT SpA Reg. S (b)	247,611	1,968,016
Interpump Group SpA	62,307	2,339,344

		4,307,360

Textiles, Apparel & Luxury Goods 0.8%
OVS SpA Reg. S* (a)(b)	1,137,876	2,373,160
Salvatore Ferragamo SpA	61,314	1,389,076

		3,762,236

Transportation Infrastructure 0.1%
Enav SpA Reg. S (b)	60,454	330,444
Societa Iniziative Autostradali e Servizi SpA	18,135	298,959

		629,403

		32,304,900

JAPAN 20.7%
Banks 1.0%
Bank of Kyoto Ltd. (The)	78,416	3,365,940
San-In Godo Bank Ltd. (The)	163,343	1,073,687

		4,439,627

Capital Markets 0.4%
Jafco Co. Ltd.	47,800	1,805,110

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals 0.7%
Daicel Corp.	100,361	$1,122,588
JSR Corp.	73,107	1,112,252
Tokyo Ohka Kogyo Co. Ltd.	27,030	863,271

		3,098,111

Commercial Services & Supplies 0.1%
Raksul, Inc.* (a)	9,674	388,088

Construction & Engineering 0.8%
JGC Corp.	98,900	1,418,602
SHO-BOND Holdings Co. Ltd.	30,777	2,104,396

		3,522,998

Construction Materials 0.4%
Sumitomo Osaka Cement Co. Ltd.	21,196	857,961
Taiheiyo Cement Corp.	30,809	991,972

		1,849,933

Consumer Finance 0.5%
Acom Co. Ltd.	704,000	2,477,850

Diversified Financial Services 0.5%
Tokyo Century Corp.	46,400	2,123,872

Electric Utilities 0.3%
Kyushu Electric Power Co., Inc.	159,600	1,540,519

Entertainment 0.7%
DeNA Co. Ltd.	41,000	640,317
Square Enix Holdings Co. Ltd.	32,477	1,122,220
Toei Co. Ltd.	11,890	1,544,391

		3,306,928

Equity Real Estate Investment Trusts (REITs) 2.2%
Comforia Residential REIT, Inc.	1,725	4,566,027
Ichigo Office REIT Investment	2,402	2,215,511
LaSalle Logiport REIT	164	175,844
Nippon Accommodations Fund, Inc.	673	3,442,528

		10,399,910

Food & Staples Retailing 0.7%
Create SD Holdings Co. Ltd.	70,200	1,620,421
Tsuruha Holdings, Inc.	17,800	1,518,630

		3,139,051

Food Products 1.2%
Ajinomoto Co., Inc.	259,430	4,186,787
Itoham Yonekyu Holdings, Inc.	196,700	1,228,177

		5,414,964

Gas Utilities 0.0%†
Nippon Gas Co. Ltd.	4,400	115,033

Hotels, Restaurants & Leisure 0.8%
Kyoritsu Maintenance Co. Ltd.	68,200	3,506,446

Internet & Direct Marketing Retail 1.0%
ASKUL Corp.	46,700	1,260,643
Yume No Machi Souzou Iinkai Co. Ltd. (a)	176,480	2,646,912
ZOZO, Inc.	30,900	547,573

		4,455,128

IT Services 2.8%
Argo Graphics, Inc.	10,502	214,583
GMO Payment Gateway, Inc.	86,230	6,789,799
NET One Systems Co. Ltd.	23,100	600,458

92

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
IT Services (continued)
Nihon Unisys Ltd.	15,800	$404,819
Obic Co. Ltd.	40,170	4,661,342
TechMatrix Corp.	26,500	473,347

		13,144,348

Machinery 0.6%
Daifuku Co. Ltd.	3,774	231,280
Ebara Corp.	43,100	1,332,005
Fuji Corp.	51,374	773,061
Nabtesco Corp.	13,360	409,847

		2,746,193

Marine 0.3%
Nippon Yusen KK	89,836	1,536,104

Media 1.2%
Hakuhodo DY Holdings, Inc.	178,754	3,019,556
Nippon Television Holdings, Inc.	187,373	2,737,245

		5,756,801

Multiline Retail 0.3%
H2O Retailing Corp.	111,515	1,419,300

Oil, Gas & Consumable Fuels 0.4%
Idemitsu Kosan Co. Ltd.	50,800	1,640,226
Japan Petroleum Exploration Co. Ltd.	3,600	77,730

		1,717,956

Professional Services 1.4%
BayCurrent Consulting, Inc.	22,250	812,411
Outsourcing, Inc.	179,200	2,357,486
SMS Co. Ltd.	24,900	478,982
TechnoPro Holdings, Inc.	47,200	2,835,086

		6,483,965

Road & Rail 0.3%
Hitachi Transport System Ltd.	8,700	241,011
Nikkon Holdings Co. Ltd.	12,035	281,868
Sankyu, Inc.	11,600	556,050
Seino Holdings Co. Ltd.	29,645	403,220

		1,482,149

Semiconductors & Semiconductor Equipment 0.8%
Lasertec Corp.	26,160	1,189,586
SCREEN Holdings Co. Ltd.	22,651	1,092,688
SUMCO Corp.	49,403	643,582
Tazmo Co. Ltd.	56,000	452,713
Tri Chemical Laboratories, Inc.	1,700	89,152
Ulvac, Inc.	11,700	393,980

		3,861,701

Software 0.7%
Infomart Corp.	138,650	2,031,659
Money Forward, Inc.*	7,800	320,021
PKSHA Technology, Inc.*	4,650	263,328
Systena Corp.	38,050	456,616

		3,071,624

Specialty Retail 0.5%
Adastria Co. Ltd.	93,830	2,306,150

Transportation Infrastructure 0.1%
Mitsubishi Logistics Corp.	10,900	291,340

		95,401,199

Common Stocks (continued)

	Shares	Value

JERSEY 0.4%
Capital Markets 0.4%
Sanne Group plc	245,427	$2,003,715

KAZAKHSTAN 1.3%
Metals & Mining 0.9%
KAZ Minerals plc	470,801	3,994,271

Oil, Gas & Consumable Fuels 0.4%
NAC Kazatomprom JSC, GDR Reg. S*	136,222	1,988,704

		5,982,975

MALAYSIA 0.9%
Electronic Equipment, Instruments & Components 0.2%
Inari Amertron Bhd.	2,603,155	1,088,970

Hotels, Restaurants & Leisure 0.4%
Genting Malaysia Bhd.	2,621,200	2,016,698

Semiconductors & Semiconductor Equipment 0.3%
Pentamaster International Ltd. Reg. S*	5,264,000	691,025
ViTrox Corp. Bhd.	274,300	475,823

		1,166,848

		4,272,516

MEXICO 0.7%
Chemicals 0.7%
Alpek SAB de CV	1,030,100	1,267,130
Mexichem SAB de CV	770,941	1,789,723

		3,056,853

NETHERLANDS 3.6%
Air Freight & Logistics 0.1%
PostNL NV (a)	92,130	239,619

Biotechnology 0.4%
Merus NV* (a)	134,577	2,077,869

Chemicals 1.1%
Corbion NV	164,550	5,263,107

Construction & Engineering 0.1%
Boskalis Westminster	15,905	436,910

Hotels, Restaurants & Leisure 0.4%
DP Eurasia NV Reg. S* (b)	1,462,815	1,725,528

IT Services 0.5%
InterXion Holding NV*	33,712	2,332,533

Trading Companies & Distributors 1.0%
IMCD NV	57,157	4,616,606

		16,692,172

NEW ZEALAND 1.0%
Airlines 0.0%†
Air New Zealand Ltd.	112,291	201,420

Health Care Equipment & Supplies 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	250,498	2,646,955

Oil, Gas & Consumable Fuels 0.4%
New Zealand Refining Co. Ltd. (The)	1,225,108	1,702,678

Software 0.0%†
Xero Ltd.*	4,267	163,991

		4,715,044

93

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

NORWAY 0.8%
Banks 0.8%
SpareBank 1 SMN	314,275	$3,408,176

Construction & Engineering 0.0%†
Veidekke ASA	19,830	221,683

		3,629,859

PORTUGAL 0.3%
Media 0.3%
NOS SGPS SA	239,130	1,607,096

RUSSIA 0.0%†
Interactive Media & Services 0.0%†
Mail.Ru Group Ltd., GDR Reg. S*	8,819	204,428

SINGAPORE 0.2%
Air Freight & Logistics 0.1%
Singapore Post Ltd.	309,840	236,966

Electronic Equipment, Instruments & Components 0.1%
Venture Corp. Ltd.	49,422	616,458

Machinery 0.0%†
Sembcorp Marine Ltd.*	162,800	204,781

		1,058,205

SOUTH AFRICA 0.6%
Construction Materials 0.3%
PPC Ltd.*	3,752,592	1,308,940

Containers & Packaging 0.3%
Nampak Ltd.*	2,099,436	1,541,047

		2,849,987

SOUTH KOREA 0.5%
Diversified Telecommunication Services 0.2%
LG Uplus Corp.	107,453	1,315,272

IT Services 0.1%
Cafe24 Corp.*	2,891	237,715

Software 0.2%
Douzone Bizon Co. Ltd.	14,263	699,101

		2,252,088

SPAIN 2.9%
Air Freight & Logistics 0.0%†
Cia de Distribucion Integral Logista Holdings SA	9,587	227,603

Banks 0.4%
Liberbank SA*	2,070,902	917,843
Unicaja Banco SA Reg. S (b)	722,901	832,828

		1,750,671

Commercial Services & Supplies 0.2%
Atento SA*	196,164	715,999

Construction & Engineering 0.0%†
Fomento de Construcciones y Contratas SA*	14,770	181,059

Diversified Telecommunication Services 1.1%
Cellnex Telecom SA Reg. S (b)	178,407	5,488,159

Equity Real Estate Investment Trusts (REITs) 0.5%
Arima Real Estate SOCIMI SA*	191,603	2,127,529

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Food Products 0.6%
Ebro Foods SA	51,694	$1,091,875
Viscofan SA	25,199	1,516,878

		2,608,753

Machinery 0.1%
Zardoya Otis SA	35,219	284,442

		13,384,215

SWEDEN 3.7%
Aerospace & Defense 0.1%
Saab AB, Class B (a)	13,266	436,674

Capital Markets 0.6%
Vostok Emerging Finance Ltd., SDR*	11,397,195	2,882,488

Commercial Services & Supplies 0.1%
Bravida Holding AB Reg. S (b)	40,566	355,132

Construction & Engineering 0.1%
NCC AB, Class B (a)	15,769	260,657
Sweco AB, Class B	13,336	340,315

		600,972

Containers & Packaging 0.4%
BillerudKorsnas AB (a)	121,227	1,649,794

Hotels, Restaurants & Leisure 0.3%
SkiStar AB	96,885	1,171,113

Machinery 0.5%
Trelleborg AB, Class B	132,786	2,196,784

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	4,057	132,236

Real Estate Management & Development 1.5%
Catena AB	125,889	3,237,390
Fastighets AB Balder, Class B*	130,898	4,137,171

		7,374,561

Trading Companies & Distributors 0.1%
Indutrade AB*	17,375	530,781

		17,330,535

SWITZERLAND 3.9%
Air Freight & Logistics 0.1%
Panalpina Welttransport Holding AG (Registered)	1,946	418,695

Commercial Services & Supplies 0.1%
IWG plc	126,810	562,730

Life Sciences Tools & Services 1.6%
Tecan Group AG (Registered)	31,425	7,098,867

Machinery 0.8%
Bucher Industries AG (Registered)	1,375	467,266
Conzzeta AG (Registered)	296	255,675
OC Oerlikon Corp. AG (Registered)	167,758	2,194,493
SFS Group AG*	3,482	321,624
VAT Group AG Reg. S* (b)	5,082	631,106

		3,870,164

Real Estate Management & Development 0.5%
PSP Swiss Property AG (Registered)	22,484	2,295,721

Software 0.5%
Temenos AG (Registered)*	14,506	2,412,292

94

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Specialty Retail 0.3%
Dufry AG (Registered)*	15,062	$1,471,661

		18,130,130

TAIWAN 2.0%
Electronic Equipment, Instruments & Components 0.4%
Chroma ATE, Inc.	200,358	956,560
Kingpak Technology, Inc.	84,000	474,421
Walsin Technology Corp.	60,753	371,664

		1,802,645

Industrial Conglomerates 0.3%
Far Eastern New Century Corp.	1,393,115	1,518,163

Machinery 0.0%†
Airtac International Group	15,000	199,424

Semiconductors & Semiconductor Equipment 1.2%
Globalwafers Co. Ltd.	61,290	669,303
King Yuan Electronics Co. Ltd.	461,000	426,728
LandMark Optoelectronics Corp.	60,000	536,035
Novatek Microelectronics Corp.	163,000	1,062,982
Realtek Semiconductor Corp.	118,000	796,744
Sino-American Silicon Products, Inc.*	396,960	858,232
Vanguard International Semiconductor Corp.	299,000	662,930

		5,012,954

Technology Hardware, Storage & Peripherals 0.1%
Getac Technology Corp.	334,315	502,808

		9,035,994

THAILAND 0.3%
Marine 0.3%
Precious Shipping PCL*	4,762,500	1,239,743

UKRAINE 0.1%
Metals & Mining 0.1%
Ferrexpo plc	178,868	486,086

UNITED ARAB EMIRATES 0.1%
Health Care Providers & Services 0.1%
NMC Health plc	17,656	652,593

UNITED KINGDOM 11.8%
Aerospace & Defense 0.3%
Cobham plc*	449,869	676,896
QinetiQ Group plc	101,375	398,691
Ultra Electronics Holdings plc	12,904	268,001

		1,343,588

Airlines 0.0%†
Dart Group plc	18,265	221,769

Capital Markets 0.8%
Intermediate Capital Group plc	185,907	2,869,804
XPS Pensions Group plc Reg. S	503,635	1,051,263

		3,921,067

Commercial Services & Supplies 0.4%
Aggreko plc	49,634	552,743
Rentokil Initial plc	219,608	1,119,362

		1,672,105

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Construction & Engineering 0.2%
Balfour Beatty plc	123,601	$405,202
John Laing Group plc Reg. S (b)	87,499	438,631

		843,833

Electronic Equipment, Instruments & Components 1.0%
Halma plc	199,994	4,693,795

Equity Real Estate Investment Trusts (REITs) 2.4%
Derwent London plc	75,692	3,132,097
Safestore Holdings plc	414,789	3,483,438
UNITE Group plc (The)	323,501	3,974,204

		10,589,739

Hotels, Restaurants & Leisure 1.4%
Domino’s Pizza Group plc (a)	564,703	1,969,830
Restaurant Group plc (The)	1,781,375	3,347,215
SSP Group plc	130,705	1,186,442

		6,503,487

Insurance 1.5%
Beazley plc	359,350	2,706,760
Hiscox Ltd.	121,276	2,652,809
Sabre Insurance Group plc Reg. S (b)	473,422	1,641,984

		7,001,553

Internet & Direct Marketing Retail 0.5%
Just Eat plc*	254,948	2,324,196

IT Services 0.1%
Endava plc, ADR*	12,900	426,603

Machinery 1.6%
IMI plc	51,156	701,939
Rotork plc	846,586	3,450,544
Spirax-Sarco Engineering plc	28,260	3,044,154

		7,196,637

Multiline Retail 0.7%
B&M European Value Retail SA	656,542	3,381,016

Oil, Gas & Consumable Fuels 0.1%
Cairn Energy plc*	177,842	396,225
Premier Oil plc*	74,252	96,646

		492,871

Professional Services 0.1%
Capita plc*	297,520	494,546

Road & Rail 0.3%
Firstgroup plc*	366,609	528,408
National Express Group plc	126,748	679,744

		1,208,152

Trading Companies & Distributors 0.3%
Grafton Group plc	48,172	554,619
Travis Perkins plc	46,989	857,009

		1,411,628

Transportation Infrastructure 0.1%
BBA Aviation plc	185,038	657,495

		54,384,080

UNITED STATES 0.6%
Biotechnology 0.5%
UroGen Pharma Ltd.* (a)	67,728	2,434,821

95

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Building Products 0.1%
Reliance Worldwide Corp. Ltd.	128,141	$440,836

		2,875,657

URUGUAY 0.3%
Hotels, Restaurants & Leisure 0.3%
Arcos Dorados Holdings, Inc., Class A	208,607	1,456,077

Total Common Stocks (cost $390,675,396)		412,928,881

Exchange Traded Fund 4.9%
UNITED STATES 4.9%
iShares MSCI EAFE Small-Cap ETF (a)	379,203	22,490,530

Total Exchange Traded Fund (cost $21,626,050)		22,490,530

Rights 0.0%†

	Number of Rights

CANADA 0.0%†
Biotechnology 0.0%†
Clementia Pharmaceuticals, Inc., CVR*¥	16,268	17,407

Total Rights (cost $—)		17,407

Short-Term Investment 0.4%

	Shares

Money Market Fund 0.4%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	1,726,794	1,726,794

Total Short-Term Investment (cost $1,726,794)		1,726,794

Repurchase Agreements 6.3%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $25,235,566, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $25,756,610. (d)(e)	$25,233,674	25,233,674

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $3,703,138, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $3,776,923. (d)(e)	$3,702,865	$3,702,865

Total Repurchase Agreements (cost $28,936,539)		28,936,539

Total Investments (cost $442,964,779) — 100.7%		466,100,151

Liabilities in excess of other assets — (0.7)%		(3,250,127)

NET ASSETS — 100.0%		$462,850,024

*	Denotes a non-income producing security.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $35,850,563, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,726,794 and $28,936,539, respectively, and by $7,476,618 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from 6/13/2019 - 2/15/2045; a total value of $38,139,951.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $28,988,632 which represents 6.26% of net assets.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $30,663,333.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CVA	Dutch Certification

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

96

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund (Continued)

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

SOCIMI	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund
Assets:
Investment securities, at value* (cost $414,028,240)	$437,163,612
Repurchase agreements, at value (cost $28,936,539)	28,936,539
Cash	17,523,890
Foreign currencies, at value (cost $224,237)	223,569
Interest and dividends receivable	1,537,319
Security lending income receivable	32,214
Receivable for investments sold	19,902,147
Receivable for capital shares issued	2,864,491
Reclaims receivable	358,324
Reimbursement from investment adviser (Note 3)	13,616
Prepaid expenses	44,048

Total Assets	508,599,769

Liabilities:
Payable for investments purchased	14,614,108
Payable for capital shares redeemed	61,361
Payable upon return of securities loaned (Note 2)	30,663,333
Accrued expenses and other payables:
Investment advisory fees	355,467
Fund administration fees	29,017
Distribution fees	22
Administrative servicing fees	141
Accounting and transfer agent fees	2,169
Trustee fees	965
Deferred capital gain country tax	2,205
Custodian fees	4,404
Compliance program costs (Note 3)	423
Professional fees	4,137
Printing fees	11,993

Total Liabilities	45,749,745

Net Assets	$462,850,024

Represented by:
Capital	$459,727,398
Total distributable earnings (loss)	3,122,626

Net Assets	$462,850,024

Net Assets:
Class A Shares	$109,010
Class R6 Shares	457,444,253
Institutional Service Class Shares	5,296,761

Total	$462,850,024

98

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,489
Class R6 Shares	48,006,789
Institutional Service Class Shares	556,169

Total	48,574,447

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.49
Class R6 Shares	$9.53
Institutional Service Class Shares	$9.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.07

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $35,850,563 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

99

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$4,795,391
Income from securities lending (Note 2)	294,376
Interest income	85,791
Foreign tax withholding	(469,118)

Total Income	4,706,440

EXPENSES:
Investment advisory fees	1,951,782
Fund administration fees	86,234
Distribution fees Class A	126
Administrative servicing fees Class A	6
Administrative servicing fees Institutional Service Class	222
Registration and filing fees	21,533
Professional fees	23,692
Printing fees	7,692
Trustee fees	6,930
Custodian fees	9,838
Accounting and transfer agent fees	2,093
Compliance program costs (Note 3)	987
Other	7,161

Total expenses before expenses reimbursed	2,118,296

Expenses reimbursed by adviser (Note 3)	(80,145)

Net Expenses	2,038,151

NET INVESTMENT INCOME	2,668,289

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)†	(19,245,595)
Foreign currency transactions (Note 2)	26,882

Net realized losses	(19,218,713)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	49,534,111
Translation of assets and liabilities denominated in foreign currencies	29,164

Net change in unrealized appreciation/depreciation	49,563,275

Net realized/unrealized gains	30,344,562

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,012,851

†	Net of capital gain country taxes of $932.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $2,205.

The accompanying notes are an integral part of these financial statements.

100

Statements of Changes in Net Assets

	Nationwide International Small Cap Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,668,289	$5,867,894
Net realized gains (losses)	(19,218,713)	48,049,376
Net change in unrealized appreciation/depreciation	49,563,275	(92,702,823)

Change in net assets resulting from operations	33,012,851	(38,785,553)

Distributions to Shareholders From:
Distributable earnings:
Class A	(12,959)	(6,386)
Class R6	(50,739,148)	(55,168,342)
Institutional Service Class	(1,976)	(1,243)

Change in net assets from shareholder distributions	(50,754,083)	(55,175,971)

Change in net assets from capital transactions	79,622,818	(71,635,159)

Change in net assets	61,881,586	(165,596,683)

Net Assets:
Beginning of period	400,968,438	566,565,121

End of period	$462,850,024	$400,968,438

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,243	$71,883
Dividends reinvested	12,959	6,386
Cost of shares redeemed	(2,225)	(19,565)

Total Class A Shares	13,977	58,704

Class R6 Shares
Proceeds from shares issued	37,905,256	8,787,926
Dividends reinvested	50,739,148	55,168,342
Cost of shares redeemed	(14,166,917)	(135,655,145)

Total Class R6 Shares	74,477,487	(71,698,877)

Institutional Service Class Shares
Proceeds from shares issued	5,130,458	6,771
Dividends reinvested	1,976	1,243
Cost of shares redeemed	(1,080)	(3,000)

Total Institutional Service Class Shares	5,131,354	5,014

Change in net assets from capital transactions	$79,622,818	$(71,635,159)

101

Statements of Changes in Net Assets (Continued)

	Nationwide International Small Cap Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

SHARE TRANSACTIONS:
Class A Shares
Issued	332	6,027
Reinvested	1,575	551
Redeemed	(249)	(1,708)

Total Class A Shares	1,658	4,870

Class R6 Shares
Issued	4,259,622	746,794
Reinvested	6,142,754	4,756,875
Redeemed	(1,550,729)	(11,272,850)

Total Class R6 Shares	8,851,647	(5,769,181)

Institutional Service Class Shares
Issued	554,629	571
Reinvested	239	107
Redeemed	(122)	(255)

Total Institutional Service Class Shares	554,746	423

Total change in shares	9,408,051	(5,763,888)

The accompanying notes are an integral part of these financial statements.

102

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Small Cap Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.21	0.05	0.52	0.57	(0.27)	(1.02)	(1.29)	$9.49	7.57%	(g)	$109,010	1.25%	1.01%	1.29%	37.75%
Year Ended October 31, 2018	$12.57	0.14	(1.29)	(1.15)	(0.23)	(0.98)	(1.21)	$10.21	(10.29%	)(g)	$100,332	1.27%	1.19%	1.31%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.06	2.51	2.57	–	–	–	$12.57	25.70%		$62,358	1.39%	0.57%	1.46%	90.35%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$10.24	0.06	0.53	0.59	(0.28)	(1.02)	(1.30)	$9.53	7.73%		$457,444,253	0.99%	1.29%	1.03%	37.75%
Year Ended October 31, 2018	$12.61	0.14	(1.26)	(1.12)	(0.27)	(0.98)	(1.25)	$10.24	(10.06%	)	$400,853,541	0.99%	1.18%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.12	2.49	2.61	–	–	–	$12.61	26.10%		$566,490,161	0.99%	1.28%	1.03%	90.35%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.24	0.14	0.44	0.58	(0.28)	(1.02)	(1.30)	$9.52	7.61%		$5,296,761	1.03%	3.07%	1.07%	37.75%
Year Ended October 31, 2018	$12.60	0.16	(1.28)	(1.12)	(0.26)	(0.98)	(1.24)	$10.24	(10.04%	)	$14,565	0.99%	1.35%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.09	2.51	2.60	–	–	–	$12.60	26.00%		$12,602	1.08%	0.98%	1.17%	90.35%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 29, 2016 through October 31, 2017.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

103

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the seven (7) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Amundi Global High Yield Fund (“Global High Yield”)

- Nationwide Amundi Strategic Income Fund (“Strategic Income”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets Equity”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Emerging Markets Debt Fund (“Emerging Markets Debt”)

- Nationwide Global Sustainable Equity Fund (“Global Sustainable Equity”)

- Nationwide International Small Cap Fund (“International Small Cap”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds, except Emerging Markets Debt, is a diversified fund as defined in the 1940 Act. Emerging Markets Debt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

104

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The

105

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

106

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At April 30, 2019, 100% of the market value of Emerging Markets Debt was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global High Yield

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$2,593,131	$—	$2,593,131
Airlines	—	1,621,227	—	1,621,227
Auto Components	—	2,029,237	—	2,029,237
Banks	—	4,695,302	—	4,695,302
Biotechnology	—	1,236,000	—	1,236,000
Building Products	—	543,753	—	543,753
Capital Markets	—	811,364	—	811,364
Chemicals	—	3,873,898	—	3,873,898
Commercial Services & Supplies	—	4,122,301	—	4,122,301
Communications Equipment	—	—	—	—
Construction & Engineering	—	430,660	—	430,660
Consumer Finance	—	3,151,658	—	3,151,658
Containers & Packaging	—	2,134,606	—	2,134,606
Diversified Financial Services	—	505,485	—	505,485
Diversified Telecommunication Services	—	2,415,445	—	2,415,445
Electric Utilities	—	4,515,604	—	4,515,604
Electronic Equipment, Instruments & Components	—	1,688,090	—	1,688,090
Energy Equipment & Services	—	5,958,608	—	5,958,608
Entertainment	—	1,285,594	—	1,285,594
Equity Real Estate Investment Trusts (REITs)	—	553,878	—	553,878
Food & Staples Retailing	—	727,682	—	727,682
Food Products	—	4,287,820	—	4,287,820
Health Care Providers & Services	—	2,922,500	—	2,922,500
Hotels, Restaurants & Leisure	—	9,720,922	—	9,720,922
Household Durables	—	3,145,100	—	3,145,100
Independent Power and Renewable Electricity Producers	—	2,552,612	—	2,552,612
Machinery	—	3,422,142	—	3,422,142
Marine	—	910,734	—	910,734
Media	—	2,450,781	—	2,450,781
Metals & Mining	—	5,814,902	—	5,814,902
Multiline Retail	—	150,675	—	150,675
Oil, Gas & Consumable Fuels	—	9,902,661	—	9,902,661
Paper & Forest Products	—	1,084,013	—	1,084,013
Pharmaceuticals	—	3,941,912	—	3,941,912
Professional Services	—	679,802	—	679,802
Real Estate Management & Development	—	1,005,640	—	1,005,640

107

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Road & Rail	$—	$1,961,761	$—	$1,961,761
Software	—	764,091	—	764,091
Specialty Retail	—	679,250	—	679,250
Textiles, Apparel & Luxury Goods	—	294,126	—	294,126
Thrifts & Mortgage Finance	—	1,353,438	—	1,353,438
Trading Companies & Distributors	—	1,892,000	—	1,892,000
Wireless Telecommunication Services	—	2,198,083	—	2,198,083
Total Corporate Bonds	$—	$106,028,488	$—	$106,028,488
Forward Foreign Currency Contracts	$—	$107,868	$—	$107,868
Loan Participations	—	15,473,637	—	15,473,637
Repurchase Agreements	—	804,984	—	804,984
Short-Term Investment	48,038	—	—	48,038
Total Assets	$48,038	$122,414,977	$—	$122,463,015
Liabilities:
Forward Foreign Currency Contracts	$—	$(4)	$—	$(4)
Total Liabilities	$—	$(4)	$—	$(4)
Total	$48,038	$122,414,973	$—	$122,463,011

Strategic Income
	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$15,020,277	$—	$15,020,277
Collateralized Mortgage Obligations	—	20,837,959	—	20,837,959
Commercial Mortgage-Backed Securities	—	5,494,909	—	5,494,909
Corporate Bonds	—	67,985,248	—	67,985,248
Foreign Government Securities	—	3,458,405	—	3,458,405
Forward Foreign Currency Contracts	—	56,899	—	56,899
Futures Contracts	16,900	—	—	16,900
Loan Participations	—	16,686,379	—	16,686,379
Short-Term Investment	—	769,594	—	769,594
Total Assets	$16,900	$130,309,670	$—	$130,326,570
Liabilities:
Swap Contracts*	$—	$(738,911)	$—	$(738,911)
Forward Foreign Currency Contracts	—	(4,620)	—	(4,620)
Futures Contracts	(593,198)	—	—	(593,198)
Total Liabilities	$(593,198)	$(743,531)	$—	$(1,336,729)
Total	$(576,298)	$129,566,139	$—	$128,989,841

Emerging Markets Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$—	$196,248	$—	$196,248
Auto Components	—	140,744	—	140,744
Automobiles	—	294,811	—	294,811
Banks	1,809,971	4,603,993	—	6,413,964

108

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Capital Markets	$131,787	$384,747	$—	$516,534
Chemicals	—	393,435	—	393,435
Construction & Engineering	—	322,340	—	322,340
Construction Materials	—	292,175	—	292,175
Consumer Finance	—	214,645	—	214,645
Diversified Consumer Services	332,050	—	—	332,050
Diversified Financial Services	—	499,733	—	499,733
Diversified Telecommunication Services	119,000	629,287	—	748,287
Electric Utilities	111,640	—	—	111,640
Electronic Equipment, Instruments & Components	—	557,300	—	557,300
Entertainment	—	216,074	—	216,074
Food & Staples Retailing	282,109	—	—	282,109
Food Products	453,776	570,874	—	1,024,650
Gas Utilities	—	588,413	—	588,413
Health Care Providers & Services	—	97,996	—	97,996
Health Care Technology	—	179,556	—	179,556
Hotels, Restaurants & Leisure	118,850	—	—	118,850
Household Durables	—	389,515	—	389,515
Household Products	—	151,647	—	151,647
Independent Power and Renewable Electricity Producers	—	83,941	—	83,941
Industrial Conglomerates	131,387	218,079	—	349,466
Insurance	239,474	361,475	—	600,949
Interactive Media & Services	166,230	1,486,284	—	1,652,514
Internet & Direct Marketing Retail	1,589,474	383,147	—	1,972,621
IT Services	387,359	824,336	—	1,211,695
Machinery	—	396,978	—	396,978
Media	13,469	104,467	—	117,936
Metals & Mining	628,492	834,587	—	1,463,079
Oil, Gas & Consumable Fuels	1,445,880	1,945,456	—	3,391,336
Pharmaceuticals	—	609,405	—	609,405
Real Estate Management & Development	—	461,710	—	461,710
Semiconductors & Semiconductor Equipment	1,095,500	—	—	1,095,500
Software	167,980	—	—	167,980
Technology Hardware, Storage & Peripherals	—	1,617,559	—	1,617,559
Textiles, Apparel & Luxury Goods	—	762,941	—	762,941
Transportation Infrastructure	196,720	—	—	196,720
Wireless Telecommunication Services	517,551	682,601	—	1,200,152
Total Common Stocks	$9,938,699	$21,496,499	$—	$31,435,198
Exchange Traded Fund	$666,800	$—	$—	$666,800
Repurchase Agreements	—	168,447	—	168,447
Short-Term Investment	10,052	—	—	10,052
Total	$10,615,551	$21,664,946	$—	$32,280,497

109

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

International Equities
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$597,364	$—	$597,364
Auto Components	—	3,099,304	—	3,099,304
Automobiles	—	8,141,082	—	8,141,082
Banks	1,889,760	19,152,298	—	21,042,058
Beverages	—	6,073,649	—	6,073,649
Biotechnology	—	1,959,819	—	1,959,819
Building Products	—	1,022,385	—	1,022,385
Capital Markets	—	9,468,024	—	9,468,024
Chemicals	—	4,816,177	—	4,816,177
Commercial Services & Supplies	—	2,351,997	—	2,351,997
Communications Equipment	—	891,264	—	891,264
Construction & Engineering	—	7,152,582	—	7,152,582
Construction Materials	—	1,545,572	—	1,545,572
Consumer Finance	—	598,279	—	598,279
Containers & Packaging	—	565,028	—	565,028
Diversified Financial Services	—	633,145	—	633,145
Diversified Telecommunication Services	714,000	6,529,452	—	7,243,452
Electric Utilities	—	2,498,812	—	2,498,812
Electronic Equipment, Instruments & Components	—	3,341,187	—	3,341,187
Equity Real Estate Investment Trusts (REITs)	—	2,458,504	—	2,458,504
Food & Staples Retailing	556,095	3,532,357	—	4,088,452
Food Products	—	9,387,517	—	9,387,517
Gas Utilities	—	700,536	—	700,536
Health Care Equipment & Supplies	287,943	2,043,301	—	2,331,244
Hotels, Restaurants & Leisure	—	4,085,481	—	4,085,481
Household Durables	—	3,498,788	—	3,498,788
Independent Power and Renewable Electricity Producers	—	542,691	—	542,691
Industrial Conglomerates	—	2,616,415	—	2,616,415
Insurance	—	11,547,045	—	11,547,045
Interactive Media & Services	—	1,216,617	—	1,216,617
Internet & Direct Marketing Retail	726,210	—	—	726,210
IT Services	1,076,000	1,179,549	—	2,255,549
Machinery	—	2,327,677	—	2,327,677
Media	—	3,686,480	—	3,686,480
Metals & Mining	1,418,250	8,001,513	—	9,419,763
Multiline Retail	—	1,015,562	—	1,015,562
Multi-Utilities	—	1,325,237	—	1,325,237
Oil, Gas & Consumable Fuels	1,930,028	13,273,670	—	15,203,698
Paper & Forest Products	—	1,222,911	—	1,222,911
Personal Products	—	4,477,873	—	4,477,873
Pharmaceuticals	2,006,900	12,748,668	—	14,755,568
Professional Services	—	5,020,536	—	5,020,536
Real Estate Management & Development	—	6,559,022	—	6,559,022
Road & Rail	—	712,284	—	712,284
Semiconductors & Semiconductor Equipment	626,460	993,183	—	1,619,643
Software	4,998,442	—	—	4,998,442
Specialty Retail	—	3,300,156	—	3,300,156

110

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$—	$5,024,159	$—	$5,024,159
Textiles, Apparel & Luxury Goods	—	3,368,910	—	3,368,910
Tobacco	—	2,327,759	—	2,327,759
Trading Companies & Distributors	—	4,611,882	—	4,611,882
Transportation Infrastructure	—	1,600,915	—	1,600,915
Wireless Telecommunication Services	503,471	585,933	—	1,089,404
Total Common Stocks	$16,733,559	$205,430,551	$—	$222,164,110
Exchange Traded Fund	$2,000,400	$—	$—	$2,000,400
Repurchase Agreements	—	6,459,021	—	6,459,021
Short-Term Investment	385,443	—	—	385,443
Total	$19,119,402	$211,889,572	$—	$231,008,974

Global Sustainable Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$563,395	$—	$—	$563,395
Auto Components	—	297,141	—	297,141
Banks	928,651	2,635,861	—	3,564,512
Biotechnology	766,237	257,063	—	1,023,300
Building Products	575,534	—	—	575,534
Capital Markets	1,573,192	—	—	1,573,192
Chemicals	2,337,786	1,628,098	—	3,965,884
Commercial Services & Supplies	128,815	1,053,107	—	1,181,922
Electronic Equipment, Instruments & Components	—	816,027	—	816,027
Energy Equipment & Services	78,458	—	—	78,458
Entertainment	2,278,516	843,558	—	3,122,074
Equity Real Estate Investment Trusts (REITs)	803,189	—	—	803,189
Food & Staples Retailing	572,085	—	—	572,085
Health Care Equipment & Supplies	657,344	—	—	657,344
Health Care Providers & Services	1,295,337	—	—	1,295,337
Household Durables	—	511,621	—	511,621
Household Products	773,577	—	—	773,577
Insurance	1,082,826	1,890,658	—	2,973,484
Internet & Direct Marketing Retail	1,899,549	792,605	—	2,692,154
IT Services	894,335	—	—	894,335
Life Sciences Tools & Services	859,155	—	—	859,155
Machinery	1,489,067	2,267,880	—	3,756,947
Marine	—	644,792	—	644,792
Media	1,145,884	—	—	1,145,884
Multi-Utilities	—	582,959	—	582,959
Oil, Gas & Consumable Fuels	1,583,659	380,719	—	1,964,378
Personal Products	—	2,216,532	—	2,216,532
Pharmaceuticals	3,095,654	2,071,114	—	5,166,768
Semiconductors & Semiconductor Equipment	1,553,548	—	—	1,553,548
Software	2,216,141	1,751,846	—	3,967,987
Specialty Retail	1,337,096	—	—	1,337,096
Technology Hardware, Storage & Peripherals	642,016	—	—	642,016

111

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$—	$647,561	$—	$647,561
Trading Companies & Distributors	—	762,963	—	762,963
Wireless Telecommunication Services	—	475,970	—	475,970
Total Common Stocks	$31,131,046	$22,528,075	$—	$53,659,121
Repurchase Agreements	$—	$706,679	$—	$706,679
Short-Term Investment	42,171	—	—	42,171
Total	$31,173,217	$23,234,754	$—	$54,407,971

International Small Cap
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,128,885	$—	$3,128,885
Air Freight & Logistics	—	2,465,271	—	2,465,271
Airlines	—	808,658	—	808,658
Banks	—	11,435,110	—	11,435,110
Biotechnology	5,464,387	4,603,629	—	10,068,016
Building Products	—	1,093,822	—	1,093,822
Capital Markets	—	14,102,346	—	14,102,346
Chemicals	5,521,055	10,818,648	—	16,339,703
Commercial Services & Supplies	715,999	5,045,104	—	5,761,103
Construction & Engineering	—	6,187,397	—	6,187,397
Construction Materials	—	7,048,208	—	7,048,208
Consumer Finance	—	2,477,850	—	2,477,850
Containers & Packaging	—	12,873,878	—	12,873,878
Diversified Financial Services	—	6,542,073	—	6,542,073
Diversified Telecommunication Services	—	10,793,564	—	10,793,564
Electric Utilities	—	1,540,519	—	1,540,519
Electrical Equipment	—	597,505	—	597,505
Electronic Equipment, Instruments & Components	—	8,201,868	—	8,201,868
Entertainment	—	3,306,928	—	3,306,928
Equity Real Estate Investment Trusts (REITs)	2,127,529	29,432,629	—	31,560,158
Food & Staples Retailing	—	3,139,051	—	3,139,051
Food Products	—	8,023,717	—	8,023,717
Gas Utilities	7,802,638	3,651,438	—	11,454,076
Health Care Equipment & Supplies	—	13,228,308	—	13,228,308
Health Care Providers & Services	—	652,593	—	652,593
Hotels, Restaurants & Leisure	1,456,077	16,992,749	—	18,448,826
Household Durables	—	2,173,776	—	2,173,776
Independent Power and Renewable Electricity Producers	—	1,686,255	—	1,686,255
Industrial Conglomerates	—	4,405,557	—	4,405,557
Insurance	—	10,044,136	—	10,044,136
Interactive Media & Services	—	1,131,282	—	1,131,282
Internet & Direct Marketing Retail	—	10,316,741	—	10,316,741
IT Services	7,953,070	17,972,965	—	25,926,035
Life Sciences Tools & Services	—	7,098,867	—	7,098,867
Machinery	—	24,808,671	—	24,808,671

112

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Marine	$—	$7,050,182	$—	$7,050,182
Media	—	12,646,996	—	12,646,996
Metals & Mining	2,225,955	5,702,400	—	7,928,355
Multiline Retail	—	4,800,316	—	4,800,316
Oil, Gas & Consumable Fuels	1,471,017	9,789,114	—	11,260,131
Pharmaceuticals	1,150,360	—	—	1,150,360
Professional Services	453,759	6,978,511	—	7,432,270
Real Estate Management & Development	—	12,128,315	—	12,128,315
Road & Rail	—	3,191,388	—	3,191,388
Semiconductors & Semiconductor Equipment	—	11,873,523	—	11,873,523
Software	—	10,780,168	—	10,780,168
Specialty Retail	—	6,480,162	—	6,480,162
Technology Hardware, Storage & Peripherals	—	502,808	—	502,808
Textiles, Apparel & Luxury Goods	—	3,762,236	—	3,762,236
Trading Companies & Distributors	—	6,860,254	—	6,860,254
Transportation Infrastructure	—	2,946,722	—	2,946,722
Water Utilities	881,753	—	—	881,753
Wireless Telecommunication Services	—	2,382,189	—	2,382,189
Total Common Stocks	$37,223,599	$375,705,282	$—	$412,928,881
Exchange Traded Fund	$22,490,530	$—	$—	$22,490,530
Repurchase Agreements	—	28,936,539	—	28,936,539
Rights	—	17,407	—	17,407
Short-Term Investment	1,726,794	—	—	1,726,794
Total	$61,440,923	$404,659,228	$—	$466,100,151

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

During the six months ended April 30, 2019, Global High Yield held one corporate bond investment that was categorized as a Level 3 investment which was valued at $0. During the six months ended April 30, 2019, Global Sustainable Equity held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of April 30, 2019, Global Sustainable Equity had an overdrawn balance of $637,176 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and

113

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies.” if applicable.

(d)	Options

Emerging Markets Debt has long positions in options on foreign currency futures contracts. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase

114

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Emerging Markets Debt’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(e)	Swap Contracts

Credit Default Swaps — Strategic Income entered into credit default swap contracts during the six months ended April 30, 2019. Credit default swap contracts are either privately negotiated agreements between a Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

Strategic Income utilized credit default swap contracts to manage broad credit market spread exposure. Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection purchaser in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the

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purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of April 30, 2019 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Interest Rate Swaps — Emerging Markets Debt entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of

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the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

Strategic Income and Emerging Markets Debt’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on centrally cleared interest rate/credit default swap contracts” for centrally cleared swaps, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

(f)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objective(s). Global High Yield entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and/or to manage currency exposures and/or to express a view on a foreign currency vs the U.S. dollar or other foreign currency. Strategic Income and International Equities entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Emerging Markets Debt entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to express a view on a foreign currency vs the U.S. dollar or other foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

Global High Yield, Strategic Income and Emerging Markets Debt Funds’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

At April 30, 2019, International Equities had no open forward foreign currency contracts.

(g)	Futures Contracts

Strategic Income is subject to interest rate risk in the normal course of pursuing its objective(s). Strategic Income entered into financial futures contracts (“futures contracts”) to gain exposure

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to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Strategic Income’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2019

Global High Yield

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$107,868
Total		$107,868
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(4)
Total		$(4)

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Strategic Income

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$56,899
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	16,900
Total		$73,799
Liabilities:
Swap Contracts(b)
Interest rate risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(738,911)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(4,620)
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(593,198)
Total		$(1,336,729)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

Emerging Markets Debt

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Currency risk	Investment securities, at value	$119,033
Swap Contracts(a)
Interest rate risk	Unrealized appreciation on centrally cleared interest rate swap contracts	48,762
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	111,196
Total		$278,991
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(85,035)
Total		$(85,035)
(a)	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts which are

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included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

Global High Yield

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$155,866
Total	$155,866

Strategic Income

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(316,980)
Forward Foreign Currency Contracts
Currency risk	34,341
Futures Contracts
Interest rate risk	(873,343)
Total	$(1,155,982)

Bailard International Equities

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(253,524)
Total	$(253,524)

Emerging Markets Debt

Realized Gains (Losses):	Total
Purchased Options(a)
Currency risk	$(33,615)
Swap Contracts
Interest rate risk	32,461
Forward Foreign Currency Contracts
Currency risk	90,403
Total	$89,249
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

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Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2019

Global High Yield

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$30,323
Total	$30,323

Strategic Income

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(738,798)
Forward Foreign Currency Contracts
Currency risk	31,538
Futures Contracts
Interest rate risk	(799,774)
Total	$(1,507,034)

Bailard International Equities

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$330,717
Total	$330,717

Emerging Markets Debt

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Currency risk	$16,601
Swap Contracts
Interest rate risk	(30,184)
Forward Foreign Currency Contracts
Currency risk	(131,106)
Total	$(144,689)
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

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The following tables provide a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

Global High Yield

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$67,412
Average Settlement Value Sold	$14,553,258

Strategic Income

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection	$48,050,000

Futures Contracts:
Average Notional Balance Long	$5,709,819
Average Notional Balance Short	$48,832,687

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$5,388,244

Bailard International Equities

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,024,484

Emerging Markets Debt

Options:
Average Value Purchased	$73,428
Average Number of Purchased Option Contracts	3,821,429

Centrally Cleared Interest Rate Swaps:
Average Notional Balance — Buy Protection	$6,182,825

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$8,687,164
Average Settlement Value Sold	$12,773,897

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables

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and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At April 30, 2019, Strategic Income has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes Global High Yield, Strategic Income, International Equities, and Emerging Markets Debt do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth Global High Yield, Strategic Income, International Equities, and Emerging Markets Debt’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of April 30, 2019:

Global High Yield

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$107,868	$(4)	$—	$107,864
Total		$107,868	$(4)	$—	$107,864

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(4)	$4	$—	$—
Total		$(4)	$4	$—	$—

Amounts designated as “—” are zero.

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Strategic Income

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$56,899	$(4,620)	$—	$52,279
Total		$56,899	$(4,620)	$—	$52,279

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(4,620)	$4,620	$—	$—
Total		$(4,620)	$4,620	$—	$—

Amounts designated as “—” are zero.

Emerging Markets Debt

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
Barclays Bank plc	Forward Foreign Currency Contracts	$43,976	$(43,976)	$—	$—
Deutsche Bank Securities, Inc.	Forward Foreign Currency Contracts	24,350	—	—	24,350
HSBC Bank plc	Forward Foreign Currency Contracts	6,569	—	—	6,569
JPMorgan Chase Bank	Forward Foreign Currency Contracts	14,031	(14,031)	—	—
Royal Bank of Canada	Forward Foreign Currency Contracts	22,270	(8,157)	—	14,114
Total		$111,196	$(66,164)	$—	$103,039
Amounts designated as “—” are zero.

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Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
Barclays Bank plc	Forward Foreign Currency Contracts	$(45,850)	$43,976	$—	$(1,874)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(22,208)	14,031	—	(8,177)
Credit Lyonnais SA	Forward Foreign Currency Contracts	(8,820)	—	—	(8,820)
Royal Bank of Canada	Forward Foreign Currency Contracts	(8,157)	8,157	—	—
Total		$(85,035)	$66,164	$—	$(18,871)

Amounts designated as “—” are zero.

(h)	Unfunded Commitments

Each Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan Participations. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

(i)	Securities Lending

During the six months ended April 30, 2019, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends and interest while on loan, in lieu of income which is included as “Dividend income” and “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail

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financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of repurchase agreements purchased with cash collateral, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global High Yield	$853,022
Emerging Markets Equity	178,499
International Equities	6,844,464
Global Sustainable Equity	748,850
International Small Cap	30,663,333

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At April 30, 2019, Strategic Income did not have any portfolio securities on loan.

(j)	Joint Repurchase Agreements

During the six months ended April 30, 2019, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap,

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along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Global High Yield	BNP Paribas Securities Corp.	$701,974	$—	$701,974	$(701,974)	$—
Global High Yield	Royal Bank of Canada	103,010	—	103,010	(103,010)	—
Total		$804,984	$—	$804,984	$(804,984)	$—

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April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Emerging Markets Equity	BNP Paribas Securities Corp.	$146,892	$—	$146,892	$(146,892)	$—
Emerging Markets Equity	Royal Bank of Canada	21,555	—	21,555	(21,555)	—
Total		$168,447	$—	$168,447	$(168,447)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Equities	BNP Paribas Securities Corp.	$5,632,492	$—	$5,632,492	$(5,632,492)	$—
International Equities	Royal Bank of Canada	826,529	—	826,529	(826,529)	—
Total		$6,459,021	$—	$6,459,021	$(6,459,021)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Global Sustainable Equity	BNP Paribas Securities Corp.	$616,249	$—	$616,249	$(616,249)	$—
Global Sustainable Equity	Royal Bank of Canada	90,430	—	90,430	(90,430)	—
Total		$706,679	$—	$706,679	$(706,679)	$—

128

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Small Cap	BNP Paribas Securities Corp.	$25,233,674	$—	$25,233,674	$(25,233,674)	$—
International Small Cap	Royal Bank of Canada	3,702,865	—	3,702,865	(3,702,865)	—
Total		$28,936,539	$—	$28,936,539	$(28,936,539)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

At April 30, 2019, Strategic Income did not invest in any repurchase agreements.

(k)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(l)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly for Global High Yield, Strategic Income, and Emerging Markets Debt, and are declared and paid quarterly for Emerging Markets Equity, International Equities, Global Sustainable Equity, and International Small Cap. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any

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distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(m)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(n)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of April 30, 2019, the subadviser for each Fund is as follows:

Fund	Subadviser
Global High Yield	Amundi Pioneer Institutional Asset Management, Inc. (“Amundi”)
Strategic Income	Amundi
Emerging Markets Equity	Bailard, Inc. (“Bailard”)
International Equities	Bailard
Emerging Markets Debt	Standard Life Investments (Corporate Funds) Limited
Global Sustainable Equity	UBS Asset Management (Americas) Inc.
International Small Cap	Wellington Management Company LLP

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the six months ended April 30, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global High Yield	$0 up to $500 million	0.64%
	$500 million and more	0.62%
Strategic Income	All Assets	0.56%
Emerging Markets Equity	$0 up to $200 million	1.00%
	$200 million and more	0.97%
International Equities	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%
Emerging Markets Debt	All Assets	0.70%
Global Sustainable Equity	$0 up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%
International Small Cap	$0 up to $500 million	0.95%
	$500 million up to $1 billion	0.925%
	$1 billion and more	0.90%

For the six months ended April 30, 2019, the effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

Fund	Effective Advisory Fee Rate Before Expense Reimbursements	Effective Advisory Fee Rate After Expense Reimbursements
Global High Yield	0.64%	0.49%
Strategic Income	0.56	0.46
Emerging Markets Equity	1.00	0.31
International Equities	0.75	0.75
Emerging Markets Debt	0.70	0.58
Global Sustainable Equity	0.75	0.48
International Small Cap	0.95	0.91

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA had entered into a written Expense Limitation Agreement that limits Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not

131

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April 30, 2019 (Unaudited)

incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Global High Yield	All Classes	0.70%
Strategic Income	All Classes	0.67
Emerging Markets Equity	All Classes	1.10
International Equities	All Classes	1.10
Emerging Markets Debt	All Classes	0.90
Global Sustainable Equity	All Classes	0.95
International Small Cap	All Classes	0.99

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2019, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2016 Amount		Fiscal Year 2017 Amount		Fiscal Year 2018 Amount	Six Months Ended April 30, 2019 Amount	Total
Global High Yield	$113,729	(a)	$154,808		$185,412	$88,009	$541,958
Strategic Income	126,601	(a)	172,109		149,735	61,033	509,478
Emerging Markets Equity	76,722		144,942		173,169	108,690	503,523
International Equities(b)	—		—		—	—	—
Emerging Markets Debt	85,628	(c)	73,719		84,709	46,478	290,534
Global Sustainable Equity	72,000		128,621		151,155	70,403	422,179
International Small Cap	N/A		160,480	(d)	187,748	80,145	428,373

N/A — Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.
(c)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.
(d)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

132

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

During the six months ended April 30, 2019, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM earned $407,766 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Funds’ aggregate portion of such costs amounted to $2,526.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

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Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap Class A sales charges range from 0.00% to 5.75%, and Global High Yield, Strategic Income and Emerging Markets Debt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $24,500. From these fees, NFD retained a portion amounting to $3,558.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap. Applicable Class A CDSCs are 0.75% for Global High Yield, Strategic Income and Emerging Markets Debt. Class C CDSCs are 1.00% for all Funds. During the six months ended April 30, 2019, the Funds imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Institutional Service Class
Global High Yield	0.02%	—%	0.11%
Strategic Income	0.07	0.08	—
Emerging Markets Equity	0.05	0.16	0.07
International Equities	0.09	0.09	0.07
Emerging Markets Debt	N/A	N/A	N/A
Global Sustainable Equity	0.10	0.15	0.07
International Small Cap	0.01	N/A	0.04

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not Applicable.

134

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Global High Yield	$1,044
Strategic Income	847
Emerging Markets Equity	355
International Equities	21,475
Emerging Markets Debt	N/A
Global Sustainable Equity	24,271
International Small Cap	228

N/A — Not Applicable.

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Global High Yield	96.98%
Strategic Income	78.52
Emerging Markets Equity	0.02
International Equities	—
Emerging Markets Debt	99.89
Global Sustainable Equity	—
International Small Cap	96.09

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the six months ended April 30, 2019, the Funds had no borrowings under the line of credit.

135

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Global High Yield	$39,087,529	$43,911,945
Strategic Income	71,422,606	55,192,293
Emerging Markets Equity	11,892,153	14,963,920
International Equities	88,963,992	252,106,875
Emerging Markets Debt	27,288,437	35,196,634
Global Sustainable Equity	12,235,194	15,010,978
International Small Cap	168,550,096	153,954,127
*	Includes purchases and sales of long-term U.S. Government securities, if any.

6.  Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

136

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates,

137

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or

138

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program

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requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

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9.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global High Yield	89.04%	4	(a)
Strategic Income	45.83	3	(a)
Emerging Markets Equity	71.10	1
International Equities	48.66	1
Emerging Markets Debt	85.28	3	(a)
Global Sustainable Equity	47.40	1
International Small Cap	60.98	4	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the six months ended April 30, 2019, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
International Small Cap	$1,787

11.  Federal Tax Information

As of April 30, 2019, the tax cost of securities (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global High Yield	$123,229,929	$2,669,452	$(3,436,370)	$(766,918)
Strategic Income	126,769,888	3,023,831	(2,703,213)	320,618
Emerging Markets Equity	28,357,415	5,224,448	(1,301,366)	3,923,082
International Equities	212,441,756	27,574,852	(9,007,634)	18,567,218
Emerging Markets Debt	72,484,461	2,085,451	(3,754,694)	(1,669,243)
Global Sustainable Equity	46,099,228	10,324,624	(2,015,881)	8,308,743
International Small Cap	446,072,717	48,482,069	(28,454,635)	20,027,434

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Nationwide Government Money Market Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Small Cap Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Nationwide Ziegler Equity Income Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions

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and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

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Supplemental Information (Continued)

April 30, 2019 (Unaudited)

Most of the Funds listed above were shown to pay actual management fees and to have total expense ratios at levels at or lower than their peer medians, or within the third quintile of their peer groups, and to have experienced three-year performance at or above their peer medians or within the third quintile of their peer groups. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

The Trustees considered that certain Funds, including the Nationwide Amundi Global High Yield Fund, Nationwide Core Plus Bond Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund, and Nationwide Small Company Growth Fund, although paying relatively high advisory fees, had overall acceptable expense arrangements, particularly in light of their favorable levels of investment performance shown to be within the first or second quintiles of their peer groups. As to the Nationwide International Small Cap Fund, Nationwide Long/Short Equity Fund and Nationwide Loomis All Cap Growth Fund, the Trustees considered that the Funds had been in operation for relatively short periods of time and determined that it would be appropriate to continue the Funds’ advisory agreements in place to allow for further consideration of their comparative expenses and performance in the future. As to the Nationwide Bond Fund and Nationwide Loomis Core Bond Fund, the Trustees considered that, although each Fund had experienced unfavorable relative investment performance over the three-year period, its investment performance had improved substantially in the one-year period. As to the Nationwide Diamond Hill Large Cap Concentrated Fund, the Trustees considered that, effective November 2017, a new Sub-Adviser replaced the former Sub-Adviser to the Fund and that, in connection with the change in Sub-Adviser, the Fund’s investment strategy was changed in March 2018 to permit the Fund to operate as a “non-diversified” fund.

The Trustees reviewed with the Adviser throughout the course of the year the expense level and yield of the Nationwide Government Money Market Fund, in light of changes to regulation of money market funds and related changes in money market fund pricing generally, and determined that the expense and yield information was consistent with the continuation of the Fund’s advisory agreement.

Each of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Loomis Short Term Bond Fund, and Nationwide U.S. Small Cap Value, while generally having acceptable expense arrangements, has experienced performance challenges. The Trustees considered that the sub-adviser to the Nationwide Loomis Short Term Bond Fund had been replaced in late 2017 and that each of the other Funds has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined to continue the advisory arrangements for those Funds in light of the recent change in the Nationwide Loomis Short term Bond Fund and the continuing performance review for each of the other Funds.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Nationwide Amundi Strategic Income Fund, Nationwide Emerging Markets Debt Fund and Nationwide Long/Short Equity, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds to determine whether breakpoints might become appropriate.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

144

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

145

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

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April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

147

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

148

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

149

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

150

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

151

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

152

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

153

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

154

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

155

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

156

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-INT  (6/19)

Semiannual Report

April 30, 2019 (Unaudited)

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The U.S. market faced significant volatility at the end of 2018, producing a negative return for the first time since the global financial crisis in 2008. The U.S. market rallied sharply during the first few months of 2019, however, reaching all-time highs and providing solid returns for investors.

Even though key indicators of economic health have weakened slightly, the U.S. economy remains in an expansionary phase with the chances of a recession occurring in the next 12 months likely to remain low. This ongoing strength in the U.S. economy and U.S. corporate earnings is likely to sustain the equity bull market despite rising risks.

The impact of higher tariffs on select companies and sectors is likely to prove challenging as the United States and China continue to hammer out a potential trade deal. In addition, Brexit still haunts the geopolitical landscape, and the yield curve remains extremely flat.

These risks combined with slowing growth indicate that we may be closer to the end of the expansion; however, opportunities for growth and return likely still exist for prudent investors.

Economic Review

During the semiannual reporting period ended April 30, 2019, equity markets were sharply higher amid a volatile period, as investors were encouraged by strong economic growth and a dovish Federal Reserve, which drove markets to all-time highs. Markets entered the period in an uncertain condition, with the weak performance from October 2018 continuing into November and December on worries about global economic growth and the U.S.–China trade war. Markets exploded higher following the bottom on Christmas Eve, as the Fed moved to the sidelines and economic data slowly improved. The January-through-April 2019 performance was the best start to a year for the S&P 500® Index (S&P 500) since 1987. Fixed-income returns were broadly higher on falling interest rates and tightening credit spreads as demand for yielding assets continued to be strong and expectations for federal funds hikes faded. Domestic equities rose, with the S&P 500 returning 9.76% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) returned 7.45% for the reporting period, while the MSCI Emerging Markets® Index led, returning 13.76%.

Economic growth continues at an above-average rate for the current cycle, with the 2.9% gross domestic product (GDP) growth rate from 2018 equal to the best rate since 2005. Growth in the first quarter of 2019 surprised to the upside at 3.2%; Nationwide estimates full-year 2019 growth at 2.6%. Corporate profit growth decelerated from the 21% growth rate of 2018, with the first quarter’s growth coming in flat due to contracting profit margins and sluggish global revenues. For the full year of 2019, earnings are projected to grow at 4% on revenue growth of 5%. The economic and earnings environment provide a healthy backdrop for equity returns.

The Fed reversed course following a steady path of hikes to the federal funds rate. At the December meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018. By the March 2019 meeting, the FOMC signaled that it would not change rates for 2019 due to uncertain economic data and low inflation. This incremental “dovishness” led to a drastic drop in interest rates across the yield curve, with the 10-year yield falling from 3.15% to 2.50% during the reporting period, and the 2-year yield dropping from 2.88% to 2.27%.

The S&P 500 was positive in five of the six months during the reporting period.

Two distinct environments existed for equities during the six-month reporting period. The S&P 500 rallied briefly in November, returning 2.04%, but fell sharply in December 2018, registering -9.03%; this was a nearly 20% decline from the September 2018 high. Equity performance sharply reversed with an 8.0% return in January 2019 (the best month since October 2015) and a total return of 18.0% for the first four months of the year. The best-performing sectors for the reporting period were Communication Services, Information Technology and Real Estate, while Energy, Health Care and Materials lagged. Growth indexes outperformed value, while large-capitalization stocks beat small-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks rallied sharply during the reporting period, reversing a trend from most of 2018, when developed and emerging market indexes steadily underperformed the S&P 500. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Like domestic indexes, global markets recovered on increased optimism of a trade deal and slightly improving economic data. It was a pro-growth environment, with manufacturing and commodity-producing markets performing the best.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The 10-year Treasury yield fell by 0.65% during the period, while the 2-year yield dropped 0.61%. The yield curve was quite flat by historic standards, with the spread between the 10-year and 2-year yields at 0.23% at period end. The improving backdrop led to a substantial tightening of credit spreads, led by high yield.

Index	Semiannual Total Return (as of April 30, 2019)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	2.52%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	8.43%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	7.13%
Bloomberg Barclays Municipal Bond	5.68%
Bloomberg Barclays U.S. Aggregate Bond	5.49%
Bloomberg Barclays U.S. Corporate High Yield	5.54%
MSCI EAFE®	7.45%
MSCI Emerging Markets®	13.76%
MSCI World ex USA	7.61%
Russell 1000® Growth	12.09%
Russell 1000® Value	7.90%
Russell 2000®	6.06%
S&P 500®	9.76%

Source: Morningstar

As always, we feel that the best way for you to reach your financial goals is to adhere to a disciplined and patient investment strategy. We urge investors to seek investments based on a sound asset allocation strategy, a long-term perspective and regular conversations with a financial advisor.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. Thank you for investing with us. We deeply value your trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Overview	Nationwide Bond Index Fund

Asset Allocation1

U.S. Treasury Obligations	38.4%
Mortgage-Backed Securities	27.5%
Corporate Bonds	25.7%
Commercial Mortgage-Backed Securities	2.2%
Foreign Government Securities	1.6%
U.S. Government Agency Securities	1.3%
Supranational	1.2%
Municipal Bonds	0.7%
Asset-Backed Securities	0.5%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries2

Banks	4.6%
Oil, Gas & Consumable Fuels	2.4%
Capital Markets	1.4%
Electric Utilities	1.2%
Health Care Providers & Services	1.0%
Diversified Telecommunication Services	1.0%
Pharmaceuticals	1.0%
Insurance	0.9%
Consumer Finance	0.9%
Beverages	0.7%
Other Industries	84.9%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.25%, 12/31/2023	1.4%
U.S. Treasury Notes, 2.25%, 11/15/2027	1.2%
U.S. Treasury Notes, 2.50%, 2/28/2021	1.2%
U.S. Treasury Notes, 1.75%, 12/31/2020	0.9%
U.S. Treasury Bonds, 3.00%, 11/15/2044	0.8%
U.S. Treasury Bonds, 5.50%, 8/15/2028	0.8%
U.S. Treasury Notes, 2.88%, 10/15/2021	0.8%
U.S. Treasury Notes, 2.00%, 2/15/2025	0.8%
U.S. Treasury Notes, 1.50%, 8/15/2026	0.7%
U.S. Treasury Notes, 2.25%, 2/15/2021	0.7%
Other Holdings	90.7%
100.0%

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

3

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,050.70	3.36	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.52	3.31	0.66
Class C Shares	Actual	(a)	1,000.00	1,048.10	6.86	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.10	6.76	1.35
Class R6 Shares	Actual	(a)	1,000.00	1,053.90	1.27	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.55	1.25	0.25
Institutional Service Class Shares	Actual	(a)	1,000.00	1,052.60	2.54	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.32	2.51	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.0%†
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$127,653	$132,312
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	194,392	201,590

		333,902

Credit Card 0.5%
BA Credit Card Trust, Series 2018-A3, Class A3, 3.10%, 12/15/2023	2,500,000	2,531,477
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/2024	625,000	616,591
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,000,000	994,265

		4,142,333

Total Asset-Backed Securities (cost $4,449,532)		4,476,235

Commercial Mortgage-Backed Securities 2.2%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	450,000	464,255
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 6/15/2050	850,000	866,362
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	650,000	683,428
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500,000	516,436
COMM Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/2046	300,000	313,769
Series 2014-CR16, Class A4, 4.05%, 4/10/2047	750,000	785,894
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K713, Class A2, 2.31%, 3/25/2020	483,942	482,082
Series K020, Class A2, 2.37%, 5/25/2022	600,000	597,292
Series K026, Class A2, 2.51%, 11/25/2022	200,000	199,755
Series K031, Class A2, 3.30%, 4/25/2023 (a)	100,000	102,619
Series K033, Class A2, 3.06%, 7/25/2023 (a)	100,000	101,739
Series K038, Class A1, 2.60%, 10/25/2023	119,156	119,489
Series K037, Class A2, 3.49%, 1/25/2024	200,000	206,996
Series K038, Class A2, 3.39%, 3/25/2024	800,000	825,983

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series K066, Class A2, 3.12%, 6/25/2027	$750,000	$760,391
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	112,406	112,474
Series 2014-M2, Class ASV2, 2.78%, 6/25/2021 (a)	302,518	302,935
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 5/10/2050	750,000	765,437
GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 2/10/2048	1,000,000	1,000,498
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	341,082	349,559
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 9/15/2050	750,000	762,901
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4, 2.92%, 2/15/2046	1,300,000	1,306,784
Series 2013-C10, Class ASB, 3.91%, 7/15/2046 (a)	1,133,773	1,158,386
Series 2013-C10, Class A5, 4.22%, 7/15/2046 (a)	250,000	261,709
Series 2014-C17, Class A5, 3.74%, 8/15/2047	1,500,000	1,555,621
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class A4, 3.59%, 3/15/2049	900,000	925,896
Series 2017-H1, Class A5, 3.53%, 6/15/2050	750,000	768,025
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.79%, 9/15/2048	1,700,000	1,765,247
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class A4, 3.04%, 3/15/2045	500,000	504,439
Series 2012-C7, Class A2, 3.43%, 6/15/2045	300,000	305,248

Total Commercial Mortgage-Backed Securities (cost $19,112,107)		18,871,649

Corporate Bonds 25.7%
Aerospace & Defense 0.5%
Boeing Co. (The),
3.20%, 3/1/2029	500,000	497,470
3.30%, 3/1/2035	65,000	60,380
General Dynamics Corp., 3.88%, 7/15/2021	150,000	154,072
Harris Corp.,
3.83%, 4/27/2025	250,000	257,279
4.85%, 4/27/2035	55,000	58,599
L3 Technologies, Inc., 4.95%, 2/15/2021	250,000	257,506

5

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
Lockheed Martin Corp.,
3.55%, 1/15/2026	$500,000	$513,457
3.60%, 3/1/2035	55,000	54,440
4.07%, 12/15/2042	191,000	193,905
Northrop Grumman Corp., 4.75%, 6/1/2043	250,000	271,113
Raytheon Co.,
3.13%, 10/15/2020	250,000	252,044
3.15%, 12/15/2024	75,000	76,859
Rockwell Collins, Inc., 3.50%, 3/15/2027	150,000	148,643
Textron, Inc., 4.30%, 3/1/2024	250,000	260,818
United Technologies Corp.,
3.65%, 8/16/2023	200,000	205,000
4.13%, 11/16/2028	500,000	521,592
6.13%, 7/15/2038	150,000	184,204
4.50%, 6/1/2042	250,000	259,382
4.05%, 5/4/2047	100,000	96,712

		4,323,475

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	45,000	45,161
3.30%, 3/15/2027	70,000	69,642
3.88%, 8/1/2042	50,000	44,350
4.55%, 4/1/2046	250,000	241,929
United Parcel Service, Inc., 6.20%, 1/15/2038	205,000	266,329

		667,411

Auto Components 0.0%†
Aptiv Corp., 4.15%, 3/15/2024	150,000	154,822
BorgWarner, Inc., 3.38%, 3/15/2025	70,000	69,661

		224,483

Automobiles 0.1%
Ford Motor Co.,
7.45%, 7/16/2031	250,000	290,160
5.29%, 12/8/2046	150,000	136,701
General Motors Co.,
4.20%, 10/1/2027	250,000	249,302
5.20%, 4/1/2045	250,000	234,390
Toyota Motor Corp., 3.42%, 7/20/2023	200,000	205,532

		1,116,085

Banks 4.6%
Banco Santander SA, 4.25%, 4/11/2027	200,000	202,639
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (b)	250,000	249,175
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (b)	500,000	501,471
(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (b)	500,000	496,632

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
4.10%, 7/24/2023	$250,000	$261,380
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	271,000	269,894
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (b)	250,000	252,501
3.88%, 8/1/2025	250,000	258,774
4.45%, 3/3/2026	55,000	57,742
3.50%, 4/19/2026	145,000	146,314
4.25%, 10/22/2026	145,000	149,719
3.25%, 10/21/2027	250,000	245,189
Series L, 4.18%, 11/25/2027	100,000	102,249
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	281,000	275,946
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (b)	250,000	255,608
(ICE LIBOR USD 3 Month + 1.31%), 4.27%, 7/23/2029 (b)	500,000	522,589
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (b)	250,000	255,395
5.88%, 2/7/2042	250,000	313,096
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (b)	250,000	264,113
Bank of Montreal,
Series D, 3.10%, 4/13/2021	100,000	100,887
2.90%, 3/26/2022	750,000	751,327
Bank of Nova Scotia (The),
2.15%, 7/14/2020	600,000	596,980
2.70%, 3/7/2022	100,000	99,888
Barclays Bank plc, 5.14%, 10/14/2020	250,000	256,914
Barclays plc,
3.65%, 3/16/2025	200,000	196,219
4.34%, 1/10/2028	250,000	251,716
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (b)	250,000	262,283
BB&T Corp.,
2.75%, 4/1/2022	250,000	250,190
2.85%, 10/26/2024	250,000	249,657
BNP Paribas SA, 4.25%, 10/15/2024	250,000	258,122
Citibank NA, 3.65%, 1/23/2024	500,000	514,648
Citigroup, Inc.,
2.65%, 10/26/2020	250,000	249,641
3.88%, 10/25/2023	100,000	103,761
3.75%, 6/16/2024	300,000	308,837
3.30%, 4/27/2025	155,000	155,674
5.50%, 9/13/2025	250,000	275,959
3.70%, 1/12/2026	250,000	254,649
4.60%, 3/9/2026	105,000	110,474
3.40%, 5/1/2026	200,000	199,902
4.30%, 11/20/2026	200,000	206,051
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	250,000	250,685
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (b)	250,000	246,766
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (b)	350,000	356,407
6.63%, 6/15/2032	182,000	225,672
4.65%, 7/23/2048	250,000	269,735

6

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Compass Bank, 3.88%, 4/10/2025	$250,000	$250,478
Cooperatieve Rabobank UA,
5.25%, 5/24/2041	125,000	152,171
5.75%, 12/1/2043	250,000	300,682
Credit Suisse Group Funding Guernsey Ltd.,
3.13%, 12/10/2020	250,000	250,654
3.80%, 9/15/2022	250,000	255,183
4.55%, 4/17/2026	250,000	263,396
Discover Bank, 4.20%, 8/8/2023	250,000	260,065
Fifth Third Bancorp,
2.88%, 7/27/2020	250,000	250,490
3.50%, 3/15/2022	300,000	305,747
3.95%, 3/14/2028	250,000	259,654
HSBC Bank USA NA, 5.88%, 11/1/2034	498,000	601,422
HSBC Holdings plc,
3.60%, 5/25/2023	200,000	204,311
4.25%, 3/14/2024	250,000	257,780
4.30%, 3/8/2026	200,000	208,298
3.90%, 5/25/2026	250,000	254,903
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (b)	500,000	520,834
HSBC USA, Inc., 2.75%, 8/7/2020	250,000	250,053
Huntington Bancshares, Inc., 3.15%, 3/14/2021	250,000	251,562
JPMorgan Chase & Co.,
2.75%, 6/23/2020	250,000	250,122
2.55%, 3/1/2021	250,000	249,396
4.35%, 8/15/2021	1,000,000	1,034,685
3.38%, 5/1/2023	250,000	253,406
3.63%, 5/13/2024	350,000	359,742
3.13%, 1/23/2025	250,000	250,193
3.30%, 4/1/2026	250,000	249,953
4.13%, 12/15/2026	250,000	258,834
(ICE LIBOR USD 3 Month + 1.25%), 3.96%, 1/29/2027 (b)	250,000	258,252
(ICE LIBOR USD 3 Month + 1.36%), 3.88%, 7/24/2038 (b)	500,000	493,671
5.60%, 7/15/2041	200,000	243,558
4.85%, 2/1/2044	250,000	277,641
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (b)	250,000	256,441
KeyCorp, 5.10%, 3/24/2021	150,000	156,438
Korea Development Bank (The), 4.63%, 11/16/2021	200,000	208,941
Kreditanstalt fuer Wiederaufbau,
1.63%, 5/29/2020	405,000	401,545
2.75%, 9/8/2020	300,000	301,428
2.00%, 11/30/2021	1,000,000	991,850
2.13%, 3/7/2022	2,000,000	1,988,945
2.88%, 4/3/2028	200,000	204,617
Landwirtschaftliche Rentenbank, Series 36, 2.00%, 12/6/2021	500,000	495,680
Lloyds Banking Group plc,
4.50%, 11/4/2024	250,000	256,958

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
4.65%, 3/24/2026	$250,000	$255,703
4.34%, 1/9/2048	250,000	233,032
Mitsubishi UFJ Financial Group, Inc.,
3.46%, 3/2/2023	750,000	761,777
3.76%, 7/26/2023	200,000	205,493
3.85%, 3/1/2026	250,000	258,994
Mizuho Financial Group, Inc., 3.17%, 9/11/2027	250,000	246,808
MUFG Americas Holdings Corp., 3.00%, 2/10/2025	200,000	196,592
National Australia Bank Ltd., 3.38%, 1/14/2026	250,000	251,375
PNC Bank NA,
2.95%, 1/30/2023	350,000	349,584
3.30%, 10/30/2024	250,000	254,689
Royal Bank of Canada, 2.50%, 1/19/2021	250,000	249,669
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)	200,000	199,869
4.80%, 4/5/2026	250,000	262,408
(ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (b)	250,000	267,279
Santander Holdings USA, Inc., 4.40%, 7/13/2027	200,000	203,170
Santander UK Group Holdings plc, 2.88%, 10/16/2020	105,000	104,768
Santander UK plc, 2.50%, 1/5/2021	500,000	497,465
Sumitomo Mitsui Financial Group, Inc.,
2.78%, 7/12/2022	750,000	748,280
3.78%, 3/9/2026	500,000	515,200
SunTrust Bank, 2.45%, 8/1/2022	500,000	494,270
Toronto-Dominion Bank (The), 1.80%, 7/13/2021	750,000	735,952
US Bancorp,
4.13%, 5/24/2021	100,000	102,898
3.38%, 2/5/2024	750,000	770,529
Series X, 3.15%, 4/27/2027	250,000	250,839
Wells Fargo & Co.,
3.00%, 1/22/2021	500,000	502,129
2.50%, 3/4/2021	240,000	238,820
2.63%, 7/22/2022	250,000	247,857
3.75%, 1/24/2024	750,000	771,783
3.00%, 2/19/2025	60,000	59,423
3.00%, 4/22/2026	250,000	244,259
4.30%, 7/22/2027	200,000	207,963
5.38%, 2/7/2035	118,000	138,010
5.61%, 1/15/2044	333,000	389,562
3.90%, 5/1/2045	150,000	148,304
4.90%, 11/17/2045	250,000	268,126
4.40%, 6/14/2046	100,000	100,420
Westpac Banking Corp., 2.10%, 5/13/2021	100,000	98,748
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b)	250,000	250,932

		38,706,428

7

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Beverages 0.7%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026 (c)	$250,000	$250,818
4.70%, 2/1/2036 (c)	350,000	355,616
4.90%, 2/1/2046 (c)	215,000	218,165
Anheuser-Busch InBev Worldwide, Inc.,
4.15%, 1/23/2025	500,000	522,174
4.00%, 4/13/2028	100,000	101,993
4.75%, 1/23/2029	350,000	374,748
4.38%, 4/15/2038	100,000	97,436
4.60%, 4/15/2048	150,000	146,401
4.44%, 10/6/2048	130,000	123,724
5.55%, 1/23/2049	350,000	388,737
4.75%, 4/15/2058	150,000	146,960
5.80%, 1/23/2059	50,000	56,873
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	202,076
3.20%, 11/1/2023	400,000	408,716
2.90%, 5/25/2027	100,000	99,066
Constellation Brands, Inc., 3.50%, 5/9/2027	400,000	392,944
Diageo Investment Corp., 2.88%, 5/11/2022	500,000	503,434
Keurig Dr Pepper, Inc.,
3.20%, 11/15/2021	250,000	250,159
5.09%, 5/25/2048 (c)	250,000	257,029
Molson Coors Brewing Co.,
3.50%, 5/1/2022	250,000	253,742
3.00%, 7/15/2026	95,000	91,201
5.00%, 5/1/2042	150,000	150,065
PepsiCo, Inc.,
3.13%, 11/1/2020	200,000	201,770
3.60%, 3/1/2024	250,000	260,187
2.85%, 2/24/2026	175,000	174,420
3.45%, 10/6/2046	250,000	239,647

		6,268,101

Biotechnology 0.5%
AbbVie, Inc.,
2.90%, 11/6/2022	500,000	498,555
3.20%, 5/14/2026	185,000	179,491
4.50%, 5/14/2035	135,000	132,055
4.30%, 5/14/2036	250,000	239,009
AbbVie, Inc.,
4.40%, 11/6/2042	75,000	69,484
4.88%, 11/14/2048	150,000	148,111
Amgen, Inc.,
3.45%, 10/1/2020	200,000	202,037
2.70%, 5/1/2022	500,000	497,583
4.56%, 6/15/2048	187,000	187,564
4.66%, 6/15/2051	279,000	281,832
Baxalta, Inc., 4.00%, 6/23/2025	30,000	31,039
Biogen, Inc.,
3.63%, 9/15/2022	500,000	509,218
4.05%, 9/15/2025	95,000	97,685
Celgene Corp.,
3.25%, 8/15/2022	200,000	201,629
4.63%, 5/15/2044	150,000	151,383
5.00%, 8/15/2045	250,000	268,866

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc.,
4.50%, 4/1/2021	$100,000	$103,010
3.70%, 4/1/2024	150,000	154,822
3.50%, 2/1/2025	145,000	147,765
3.65%, 3/1/2026	75,000	76,662
4.50%, 2/1/2045	250,000	250,160
4.75%, 3/1/2046	150,000	156,764

		4,584,724

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	100,000	102,270
3.90%, 2/14/2026	125,000	127,803
4.50%, 2/15/2047	100,000	96,272
Masco Corp., 3.50%, 11/15/2027	100,000	95,751
Owens Corning, 4.30%, 7/15/2047	150,000	122,921

		545,017

Capital Markets 1.4%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	250,000	261,601
Bank of New York Mellon Corp. (The),
2.60%, 8/17/2020	200,000	200,052
2.95%, 1/29/2023	100,000	100,390
Series G, 3.00%, 2/24/2025	105,000	104,851
3.30%, 8/23/2029	250,000	246,450
Brookfield Finance, Inc., 4.25%, 6/2/2026	250,000	254,423
Charles Schwab Corp. (The), 4.00%, 2/1/2029	500,000	528,887
CME Group, Inc., 3.00%, 3/15/2025	250,000	251,563
Credit Suisse USA, Inc., 7.13%, 7/15/2032	195,000	263,825
Deutsche Bank AG, 4.10%, 1/13/2026	250,000	242,288
Franklin Resources, Inc., 2.80%, 9/15/2022	250,000	250,345
Goldman Sachs Group, Inc. (The),
Series D, 6.00%, 6/15/2020	500,000	517,121
2.63%, 4/25/2021	500,000	498,212
5.75%, 1/24/2022	250,000	268,138
3.20%, 2/23/2023	500,000	500,312
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)	500,000	495,951
3.63%, 2/20/2024	250,000	254,423
4.00%, 3/3/2024	250,000	258,454
3.75%, 2/25/2026	315,000	317,349
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	200,000	204,318
6.75%, 10/1/2037	100,000	123,413
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	250,000	242,584
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (b)	250,000	252,973
6.25%, 2/1/2041	250,000	313,592

8

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Intercontinental Exchange, Inc., 3.45%, 9/21/2023	$100,000	$102,229
3.75%, 12/1/2025	80,000	83,413
Jefferies Group LLC,
6.88%, 4/15/2021	250,000	267,120
4.15%, 1/23/2030	100,000	93,115
Moody’s Corp., 4.50%, 9/1/2022	100,000	104,971
Morgan Stanley,
2.80%, 6/16/2020	230,000	230,350
5.50%, 7/28/2021	150,000	158,338
4.10%, 5/22/2023	350,000	361,923
4.00%, 7/23/2025	155,000	161,147
3.88%, 1/27/2026	250,000	256,202
3.13%, 7/27/2026	250,000	243,501
4.35%, 9/8/2026	250,000	259,453
3.63%, 1/20/2027	250,000	252,397
3.95%, 4/23/2027	250,000	252,443
7.25%, 4/1/2032	226,000	303,112
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (b)	250,000	260,328
Northern Trust Corp.,
3.38%, 8/23/2021	50,000	51,033
3.65%, 8/3/2028	50,000	52,207
S&P Global, Inc., 4.40%, 2/15/2026	250,000	268,966
State Street Corp.,
4.38%, 3/7/2021	300,000	309,771
3.30%, 12/16/2024	155,000	158,118
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	250,000	251,826
3.63%, 4/1/2025	250,000	258,639

		11,692,117

Chemicals 0.4%
Dow Chemical Co. (The),
4.13%, 11/15/2021	150,000	154,185
3.50%, 10/1/2024	250,000	253,607
4.25%, 10/1/2034	100,000	100,030
4.38%, 11/15/2042	150,000	145,195
DowDuPont, Inc., 4.73%, 11/15/2028	500,000	543,872
Eastman Chemical Co., 3.60%, 8/15/2022	250,000	254,650
Ecolab, Inc.,
4.35%, 12/8/2021	81,000	84,246
3.25%, 1/14/2023	250,000	253,485
Lubrizol Corp. (The), 6.50%, 10/1/2034	103,000	135,118
LyondellBasell Industries NV,
6.00%, 11/15/2021	400,000	426,157
4.63%, 2/26/2055	100,000	92,335
Mosaic Co. (The), 5.45%, 11/15/2033	150,000	162,158
Nutrien Ltd.,
3.15%, 10/1/2022	50,000	50,130
5.88%, 12/1/2036	125,000	140,974
6.13%, 1/15/2041	100,000	117,510

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Praxair, Inc.,
4.05%, 3/15/2021	$150,000	$154,309
3.20%, 1/30/2026	250,000	253,273
Sherwin-Williams Co. (The), 4.50%, 6/1/2047	150,000	148,788

		3,470,022

Commercial Services & Supplies 0.1%
CommonSpirit Health, 4.35%, 11/1/2042	50,000	48,008
Republic Services, Inc.,
5.25%, 11/15/2021	350,000	370,752
3.20%, 3/15/2025	100,000	100,898
Waste Management, Inc., 3.90%, 3/1/2035	90,000	89,120

		608,778

Communications Equipment 0.1%
Cisco Systems, Inc.,
2.50%, 9/20/2026	250,000	242,797
5.50%, 1/15/2040	250,000	312,379
Motorola Solutions, Inc.,
4.00%, 9/1/2024	150,000	153,111
7.50%, 5/15/2025	144,000	167,532

		875,819

Construction Materials 0.0%†
Vulcan Materials Co., 3.90%, 4/1/2027	100,000	99,213

Consumer Finance 0.9%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020	600,000	608,050
3.65%, 7/21/2027	250,000	237,789
American Express Co.,
2.50%, 8/1/2022	1,000,000	988,747
3.63%, 12/5/2024	150,000	154,657
American Honda Finance Corp., 3.45%, 7/14/2023	100,000	102,734
Capital One Financial Corp.,
2.50%, 5/12/2020	500,000	498,526
3.75%, 4/24/2024	100,000	102,141
3.30%, 10/30/2024	100,000	99,883
3.75%, 3/9/2027	250,000	247,883
Caterpillar Financial Services Corp., 2.75%, 8/20/2021	500,000	500,997
Ford Motor Credit Co. LLC,
2.43%, 6/12/2020	500,000	495,628
3.34%, 3/18/2021	250,000	249,128
5.88%, 8/2/2021	250,000	261,606
3.66%, 9/8/2024	250,000	239,812
General Motors Financial Co., Inc.,
4.38%, 9/25/2021	100,000	102,455
4.15%, 6/19/2023	500,000	509,662
5.25%, 3/1/2026	350,000	370,403
4.00%, 10/6/2026	250,000	245,816
John Deere Capital Corp.,
2.65%, 1/6/2022	140,000	140,265
2.70%, 1/6/2023	200,000	199,720

9

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
Synchrony Financial, 4.50%, 7/23/2025	$190,000	$193,226
Toyota Motor Credit Corp.,
2.95%, 4/13/2021	200,000	201,397
3.65%, 1/8/2029	500,000	517,888

		7,268,413

Containers & Packaging 0.0%†
International Paper Co., 4.80%, 6/15/2044	250,000	248,322

Diversified Consumer Services 0.1%
Massachusetts Institute of Technology, 4.68%, 7/1/2114	200,000	232,437
Northwestern University, Series 2017, 3.66%, 12/1/2057	12,000	11,993
President & Fellows of Harvard College,
3.15%, 7/15/2046	50,000	47,030
3.30%, 7/15/2056	100,000	91,501
Princeton University, 5.70%, 3/1/2039	200,000	260,394
University of Notre Dame du Lac, Series 2017, 3.39%, 2/15/2048	30,000	28,754

		672,109

Diversified Financial Services 0.4%
AXA Equitable Holdings, Inc.,
7.00%, 4/1/2028	92,000	105,765
5.00%, 4/20/2048	150,000	148,772
Bank One Corp., 8.00%, 4/29/2027	202,000	258,203
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	200,000	200,537
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	206,000	203,772
4.42%, 11/15/2035	582,000	545,117
National Rural Utilities Cooperative Finance Corp.,
3.40%, 2/7/2028	50,000	50,643
8.00%, 3/1/2032	61,000	85,353
Shell International Finance BV,
2.13%, 5/11/2020	500,000	497,545
4.13%, 5/11/2035	150,000	159,427
6.38%, 12/15/2038	250,000	333,369
4.00%, 5/10/2046	150,000	154,356
3.75%, 9/12/2046	150,000	147,923
Voya Financial, Inc., 3.65%, 6/15/2026	100,000	99,822

		2,990,604

Diversified Telecommunication Services 1.0%
AT&T, Inc.,
3.80%, 3/15/2022	500,000	513,156
3.95%, 1/15/2025	350,000	361,068
4.13%, 2/17/2026	250,000	258,225
4.25%, 3/1/2027	250,000	259,521
4.50%, 5/15/2035	310,000	311,254

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
5.25%, 3/1/2037	$250,000	$267,756
5.35%, 9/1/2040	175,000	186,974
4.30%, 12/15/2042	267,000	251,986
4.80%, 6/15/2044	150,000	150,515
4.75%, 5/15/2046	250,000	248,222
5.45%, 3/1/2047	200,000	219,193
4.50%, 3/9/2048	160,000	153,553
4.55%, 3/9/2049	100,000	96,328
British Telecommunications plc, 9.63%, 12/15/2030 (d)	191,000	275,995
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030 (d)	106,000	148,199
Orange SA,
9.00%, 3/1/2031 (d)	133,000	194,886
5.50%, 2/6/2044	100,000	117,758
Telefonica Emisiones SA,
5.46%, 2/16/2021	150,000	156,675
4.57%, 4/27/2023	200,000	211,710
4.10%, 3/8/2027	350,000	358,768
4.90%, 3/6/2048	150,000	148,254
5.52%, 3/1/2049	150,000	161,072
Verizon Communications, Inc.,
3.50%, 11/1/2024	400,000	409,672
4.13%, 3/16/2027	250,000	263,660
4.33%, 9/21/2028	254,000	271,663
4.02%, 12/3/2029 (c)	500,000	522,073
4.40%, 11/1/2034	300,000	317,734
4.81%, 3/15/2039	269,000	292,140
3.85%, 11/1/2042	250,000	238,832
6.55%, 9/15/2043	250,000	329,155
4.52%, 9/15/2048	250,000	260,722
5.01%, 4/15/2049	95,000	106,986
5.01%, 8/21/2054	150,000	167,613

		8,231,318

Electric Utilities 1.2%
Appalachian Power Co., Series Y, 4.50%, 3/1/2049	250,000	261,620
Arizona Public Service Co., 4.20%, 8/15/2048	50,000	50,822
Berkshire Hathaway Energy Co., 4.45%, 1/15/2049	250,000	265,522
CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/2048	150,000	152,464
Cleveland Electric Illuminating Co. (The), 5.50%, 8/15/2024	200,000	218,408
Connecticut Light & Power Co. (The), 4.00%, 4/1/2048	100,000	103,242
DTE Electric Co.,
3.65%, 3/15/2024	250,000	258,355
3.70%, 3/15/2045	80,000	78,018
Duke Energy Corp.,
3.05%, 8/15/2022	200,000	201,392
3.75%, 4/15/2024	150,000	154,826
3.75%, 9/1/2046	250,000	232,626
Duke Energy Florida LLC, 4.20%, 7/15/2048	50,000	52,422

10

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Duke Energy Indiana LLC,
3.75%, 7/15/2020	$100,000	$101,285
3.75%, 5/15/2046	250,000	243,069
Duke Energy Ohio, Inc.,
Series A, 5.40%, 6/15/2033	51,000	58,582
3.70%, 6/15/2046	100,000	96,201
Emera US Finance LP, 3.55%, 6/15/2026	250,000	247,187
Entergy Arkansas LLC,
3.50%, 4/1/2026	100,000	101,448
4.20%, 4/1/2049	250,000	259,931
Entergy Corp.,
5.13%, 9/15/2020	300,000	306,613
4.00%, 7/15/2022	200,000	206,112
Evergy, Inc., 4.85%, 6/1/2021	100,000	103,012
Eversource Energy, Series H, 3.15%, 1/15/2025	125,000	125,116
Exelon Corp.,
3.50%, 6/1/2022 (d)	250,000	253,510
5.63%, 6/15/2035	250,000	287,462
FirstEnergy Corp., Series B, 4.25%, 3/15/2023	500,000	520,485
Florida Power & Light Co.,
5.65%, 2/1/2037	200,000	243,589
4.05%, 10/1/2044	100,000	103,479
4.13%, 6/1/2048	250,000	262,884
Georgia Power Co., 4.30%, 3/15/2042	100,000	100,498
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	153,000	175,214
Series GF, 8.88%, 3/1/2026	109,000	148,003
Iberdrola International BV, 5.81%, 3/15/2025	82,000	90,751
Kansas City Power & Light Co.,
3.65%, 8/15/2025	100,000	103,394
Series 2019, 4.13%, 4/1/2049	250,000	256,777
MidAmerican Energy Co., 5.80%, 10/15/2036	200,000	243,999
Nevada Power Co., 5.45%, 5/15/2041	100,000	115,706
Northern States Power Co., 4.00%, 8/15/2045	85,000	86,237
Ohio Power Co., 4.15%, 4/1/2048	250,000	259,914
Oncor Electric Delivery Co. LLC, 5.30%, 6/1/2042	150,000	179,263
PacifiCorp, 5.25%, 6/15/2035	123,000	141,530
PPL Capital Funding, Inc., 5.00%, 3/15/2044	250,000	267,868
Progress Energy, Inc., 7.75%, 3/1/2031	164,000	224,367
Public Service Co. of Colorado, 3.60%, 9/15/2042	100,000	96,624
Public Service Electric & Gas Co., 3.95%, 5/1/2042	200,000	201,291
South Carolina Electric & Gas Co., 6.05%, 1/15/2038	200,000	247,534

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	$250,000	$244,874
6.00%, 1/15/2034	123,000	143,279
4.00%, 4/1/2047	250,000	233,255
Southern Co. (The),
2.75%, 6/15/2020	300,000	299,804
3.25%, 7/1/2026	210,000	207,142
4.40%, 7/1/2046	250,000	251,362
Virginia Electric & Power Co., Series B, 4.20%, 5/15/2045	120,000	122,862
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	250,000	251,342
5.63%, 5/15/2033	41,000	49,048
Xcel Energy, Inc., 6.50%, 7/1/2036	123,000	156,262

		10,447,882

Electrical Equipment 0.1%
ABB Finance USA, Inc., 4.38%, 5/8/2042	100,000	107,522
Eaton Corp., 2.75%, 11/2/2022	250,000	249,705
4.00%, 11/2/2032	150,000	156,494

		513,721

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc., 4.50%, 3/1/2023	100,000	103,619
Avnet, Inc., 5.88%, 6/15/2020	250,000	257,466
Corning, Inc.,
2.90%, 5/15/2022	365,000	366,287
5.35%, 11/15/2048	100,000	114,271
Tyco Electronics Group SA, 3.50%, 2/3/2022	150,000	152,300

		993,943

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	250,000	252,094
3.34%, 12/15/2027	145,000	142,083
Halliburton Co.,
3.80%, 11/15/2025	100,000	102,297
6.70%, 9/15/2038	250,000	312,556
National Oilwell Varco, Inc., 3.95%, 12/1/2042	100,000	84,376

		893,406

Entertainment 0.2%
NBCUniversal Media LLC, 5.95%, 4/1/2041	100,000	123,405
TWDC Enterprises 18 Corp.,
3.00%, 2/13/2026	50,000	50,079
3.70%, 12/1/2042	100,000	98,423
3.00%, 7/30/2046	60,000	52,161
Viacom, Inc., 4.38%, 3/15/2043	200,000	181,582
Walt Disney Co. (The),
3.70%, 9/15/2024 (c)	100,000	104,245

11

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Entertainment (continued)
3.70%, 10/15/2025 (c)	$100,000	$104,298
7.28%, 6/30/2028 (c)	53,000	68,787
6.55%, 3/15/2033 (c)	450,000	591,032
Warner Media LLC,
3.60%, 7/15/2025	250,000	250,735
2.95%, 7/15/2026	250,000	239,752
4.65%, 6/1/2044	150,000	149,511

		2,014,010

Equity Real Estate Investment Trusts (REITs) 0.6%
American Tower Corp.,
2.80%, 6/1/2020	250,000	250,003
4.40%, 2/15/2026	25,000	26,212
3.95%, 3/15/2029	250,000	251,376
AvalonBay Communities, Inc., 3.45%, 6/1/2025	100,000	102,441
Boston Properties LP, 2.75%, 10/1/2026	150,000	142,678
Crown Castle International Corp., 3.70%, 6/15/2026	280,000	280,731
Digital Realty Trust LP, 5.25%, 3/15/2021	250,000	258,836
Duke Realty LP, 3.88%, 10/15/2022	250,000	257,221
ERP Operating LP, 2.85%, 11/1/2026	500,000	489,441
GLP Capital LP,
5.38%, 11/1/2023	50,000	52,576
5.30%, 1/15/2029	50,000	52,740
HCP, Inc., 3.40%, 2/1/2025	300,000	300,153
Hospitality Properties Trust, 4.38%, 2/15/2030	100,000	93,749
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	100,000	100,365
Series E, 4.00%, 6/15/2025	190,000	189,419
Kimco Realty Corp., 4.45%, 9/1/2047	100,000	97,677
Omega Healthcare Investors, Inc., 4.50%, 4/1/2027	250,000	253,382
Realty Income Corp., 4.65%, 8/1/2023	250,000	267,722
Simon Property Group LP, 4.75%, 3/15/2042	250,000	277,465
Ventas Realty LP,
4.25%, 3/1/2022	250,000	257,915
4.88%, 4/15/2049	150,000	156,493
Welltower, Inc.,
5.25%, 1/15/2022	300,000	316,981
4.13%, 3/15/2029	250,000	256,407
Weyerhaeuser Co., 7.38%, 3/15/2032	100,000	134,105

		4,866,088

Food & Staples Retailing 0.4%
Costco Wholesale Corp.,
2.25%, 2/15/2022	85,000	84,307
2.75%, 5/18/2024	200,000	200,463

Corporate Bonds (continued)

	Principal Amount	Value

Food & Staples Retailing (continued)
Kroger Co. (The),
4.00%, 2/1/2024	$350,000	$361,011
7.50%, 4/1/2031	178,000	226,427
Sysco Corp.,
3.75%, 10/1/2025	75,000	77,401
3.30%, 7/15/2026	130,000	129,234
Walgreen Co., 3.10%, 9/15/2022	150,000	150,315
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	305,000	295,035
4.50%, 11/18/2034	155,000	150,619
Walmart, Inc., 3.40%, 6/26/2023	500,000	513,718
3.55%, 6/26/2025	100,000	103,819
7.55%, 2/15/2030	82,000	113,165
5.25%, 9/1/2035	92,000	110,708
6.20%, 4/15/2038	198,000	262,678
4.05%, 6/29/2048	250,000	262,986

		3,041,886

Food Products 0.5%
Archer-Daniels-Midland Co., 2.50%, 8/11/2026	500,000	482,756
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	102,295
4.15%, 3/15/2028	150,000	150,642
4.80%, 3/15/2048	50,000	47,511
Conagra Brands, Inc.,
4.60%, 11/1/2025	350,000	369,891
7.00%, 10/1/2028	154,000	185,417
General Mills, Inc.,
3.15%, 12/15/2021	200,000	201,467
4.70%, 4/17/2048	150,000	152,977
JM Smucker Co. (The), 4.25%, 3/15/2035	200,000	193,666
Kellogg Co.,
3.25%, 4/1/2026	40,000	39,570
4.30%, 5/15/2028	250,000	260,709
Kraft Heinz Foods Co.,
3.00%, 6/1/2026	60,000	56,591
6.88%, 1/26/2039	138,000	159,295
5.20%, 7/15/2045	150,000	148,366
4.38%, 6/1/2046	250,000	221,173
Mead Johnson Nutrition Co., 4.13%, 11/15/2025	110,000	116,003
Tyson Foods, Inc.,
4.50%, 6/15/2022	250,000	261,148
4.35%, 3/1/2029	250,000	261,207
4.55%, 6/2/2047	50,000	48,144
Unilever Capital Corp.,
2.00%, 7/28/2026	250,000	232,210
5.90%, 11/15/2032	144,000	179,824

		3,870,862

Gas Utilities 0.1%
Atmos Energy Corp., 4.13%, 10/15/2044	100,000	102,996
CenterPoint Energy Resources Corp., 4.50%, 1/15/2021	212,000	217,212

12

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Gas Utilities (continued)
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/2020	$335,000	$335,377
National Fuel Gas Co., 3.75%, 3/1/2023	250,000	251,396

		906,981

Health Care Equipment & Supplies 0.4%
Abbott Laboratories,
3.88%, 9/15/2025	45,000	47,147
3.75%, 11/30/2026	226,000	235,509
5.30%, 5/27/2040	250,000	290,424
Baxter International, Inc., 2.60%, 8/15/2026	230,000	220,701
Becton Dickinson and Co.,
3.13%, 11/8/2021	250,000	251,078
3.30%, 3/1/2023	250,000	248,158
4.67%, 6/6/2047	100,000	103,150
Boston Scientific Corp., 4.70%, 3/1/2049	250,000	262,867
Koninklijke Philips NV, 5.00%, 3/15/2042	100,000	111,242
Medtronic, Inc.,
3.15%, 3/15/2022	135,000	136,960
3.63%, 3/15/2024	200,000	207,105
4.38%, 3/15/2035	250,000	269,189
4.63%, 3/15/2045	250,000	280,131
Stryker Corp.,
3.38%, 11/1/2025	80,000	81,268
3.50%, 3/15/2026	35,000	35,465
4.63%, 3/15/2046	150,000	160,807
Zimmer Biomet Holdings, Inc., 3.38%, 11/30/2021	150,000	151,345
4.25%, 8/15/2035	48,000	43,762

		3,136,308

Health Care Providers & Services 1.0%
Advocate Health & Hospitals Corp., 4.27%, 8/15/2048	21,000	21,977
Aetna, Inc., 6.63%, 6/15/2036	250,000	296,936
AmerisourceBergen Corp., 4.25%, 3/1/2045	100,000	88,164
Anthem, Inc.,
3.50%, 8/15/2024	250,000	253,068
4.65%, 8/15/2044	250,000	253,029
Cardinal Health, Inc.,
3.20%, 6/15/2022	200,000	200,406
3.75%, 9/15/2025	170,000	170,724
Cigna Corp.,
3.40%, 9/17/2021 (c)	100,000	101,036
4.38%, 10/15/2028 (c)	200,000	206,300
4.90%, 12/15/2048 (c)	150,000	151,388
Cigna Holding Co.,
3.25%, 4/15/2025	250,000	247,601
3.05%, 10/15/2027	100,000	94,399
CVS Health Corp.,
3.50%, 7/20/2022	500,000	506,137
3.70%, 3/9/2023	250,000	253,509
4.10%, 3/25/2025	250,000	254,606

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
4.30%, 3/25/2028	$500,000	$505,538
4.88%, 7/20/2035	100,000	99,891
4.78%, 3/25/2038	250,000	243,193
5.05%, 3/25/2048	350,000	345,348
Duke University Health System, Inc., Series 2017, 3.92%, 6/1/2047	138,000	141,267
Express Scripts Holding Co.,
3.90%, 2/15/2022	250,000	256,115
4.50%, 2/25/2026	100,000	104,522
4.80%, 7/15/2046	150,000	148,840
HCA, Inc., 4.50%, 2/15/2027	500,000	513,205
Humana, Inc.,
3.15%, 12/1/2022	250,000	251,227
2.90%, 12/15/2022	250,000	248,090
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	200,000	204,165
McKesson Corp., 3.95%, 2/16/2028	200,000	199,292
Northwell Healthcare, Inc., 4.26%, 11/1/2047	20,000	20,019
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/1/2048	15,000	14,948
Quest Diagnostics, Inc., 4.20%, 6/30/2029	50,000	51,249
Stanford Health Care, Series 2018, 3.80%, 11/15/2048	12,000	11,989
Sutter Health, Series 2018, 4.09%, 8/15/2048	36,000	36,240
UnitedHealth Group, Inc.,
2.88%, 12/15/2021	500,000	502,678
3.70%, 12/15/2025	250,000	259,014
3.45%, 1/15/2027	250,000	253,431
3.38%, 4/15/2027	250,000	251,713
4.63%, 7/15/2035	25,000	27,276
5.80%, 3/15/2036	417,000	509,044

		8,297,574

Hotels, Restaurants & Leisure 0.2%
Hyatt Hotels Corp., 5.38%, 8/15/2021	100,000	104,336
Marriott International, Inc., Series N, 3.13%, 10/15/2021	250,000	250,922
McDonald’s Corp.,
3.70%, 1/30/2026	250,000	257,144
4.88%, 7/15/2040	50,000	53,307
4.88%, 12/9/2045	250,000	269,766
Sands China Ltd., 5.40%, 8/8/2028	200,000	211,623
Starbucks Corp.,
3.80%, 8/15/2025	100,000	103,698
4.00%, 11/15/2028	250,000	260,731

		1,511,527

Household Durables 0.1%
Newell Brands, Inc., 4.20%, 4/1/2026	280,000	266,456

13

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Durables (continued)
Whirlpool Corp., 3.70%, 5/1/2025	$250,000	$252,669

		519,125

Household Products 0.0%†
Colgate-Palmolive Co., 2.45%, 11/15/2021	100,000	100,409
Kimberly-Clark Corp., 3.20%, 7/30/2046	210,000	188,387
Procter & Gamble Co. (The), 3.50%, 10/25/2047	100,000	99,135

		387,931

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
5.75%, 10/1/2041	150,000	161,466
5.60%, 6/15/2042	200,000	212,403
Southern Power Co., 4.15%, 12/1/2025	250,000	260,178

		634,047

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	250,000	252,803
3.38%, 3/1/2029	250,000	255,205
5.70%, 3/15/2037	50,000	62,150
General Electric Co.,
5.30%, 2/11/2021	72,000	74,560
2.70%, 10/9/2022	250,000	247,029
3.38%, 3/11/2024	150,000	150,560
6.75%, 3/15/2032	106,000	123,975
6.15%, 8/7/2037	144,000	158,539
6.88%, 1/10/2039	100,000	118,310
4.50%, 3/11/2044	100,000	92,761
Honeywell International, Inc., 1.85%, 11/1/2021	500,000	492,532
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 6/15/2043	50,000	58,708
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/2024	250,000	255,582

		2,342,714

Insurance 0.9%
Aflac, Inc., 3.63%, 11/15/2024	250,000	259,159
Alleghany Corp., 4.95%, 6/27/2022	250,000	264,750
Allstate Corp. (The),
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (b)	145,000	159,500
American International Group, Inc.,
3.30%, 3/1/2021	445,000	448,178
3.90%, 4/1/2026	140,000	141,636
4.25%, 3/15/2029	250,000	254,807
4.80%, 7/10/2045	100,000	101,840
4.75%, 4/1/2048	150,000	152,142
Aon Corp., 5.00%, 9/30/2020	400,000	412,808

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Aon plc, 3.88%, 12/15/2025	$100,000	$103,390
Arch Capital Finance LLC, 4.01%, 12/15/2026	250,000	260,212
Berkshire Hathaway Finance Corp.,
4.40%, 5/15/2042	150,000	159,909
4.25%, 1/15/2049	250,000	261,593
Brighthouse Financial, Inc., 3.70%, 6/22/2027	250,000	231,148
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	250,000	249,164
3.35%, 5/3/2026	45,000	45,801
4.35%, 11/3/2045	250,000	272,117
CNA Financial Corp., 5.75%, 8/15/2021	250,000	266,084
Hartford Financial Services Group, Inc. (The), 6.10%, 10/1/2041	100,000	121,397
Lincoln National Corp.,
4.85%, 6/24/2021	50,000	51,988
6.15%, 4/7/2036	160,000	192,019
Loews Corp., 4.13%, 5/15/2043	100,000	97,952
Manulife Financial Corp., 4.15%, 3/4/2026	100,000	105,321
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	300,000	311,639
4.90%, 3/15/2049	250,000	275,895
MetLife, Inc.,
3.05%, 12/15/2022 (d)	250,000	254,178
5.70%, 6/15/2035	86,000	105,589
6.40%, 12/15/2036	200,000	221,324
4.60%, 5/13/2046	85,000	92,554
Nationwide Financial Services, Inc., 6.75%, 5/15/2037 (e)	75,000	79,500
Principal Financial Group, Inc., 3.30%, 9/15/2022	250,000	253,026
Progressive Corp. (The),
3.75%, 8/23/2021	150,000	152,617
6.25%, 12/1/2032	113,000	143,863
Prudential Financial, Inc.,
5.38%, 6/21/2020	250,000	257,591
6.63%, 6/21/2040	100,000	129,993
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	150,000	157,125
3.91%, 12/7/2047	130,000	126,658
Reinsurance Group of America, Inc., 5.00%, 6/1/2021	100,000	104,110
Travelers Cos., Inc. (The), 4.00%, 5/30/2047	150,000	152,808
Travelers Property Casualty Corp., 6.38%, 3/15/2033	133,000	172,049
Willis Towers Watson plc, 5.75%, 3/15/2021	100,000	104,888
XLIT Ltd., 4.45%, 3/31/2025	150,000	155,630

		7,863,952

14

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Interactive Media & Services 0.0%†
Alphabet, Inc., 3.63%, 5/19/2021	$100,000	$102,346

Internet & Direct Marketing Retail 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	200,000	201,248
4.20%, 12/6/2047	250,000	245,721
Amazon.com, Inc.,
3.30%, 12/5/2021	250,000	255,448
2.80%, 8/22/2024	150,000	150,198
3.15%, 8/22/2027	250,000	251,688
4.80%, 12/5/2034	100,000	115,403
3.88%, 8/22/2037	100,000	103,029
4.05%, 8/22/2047	200,000	208,350
eBay, Inc.,
3.25%, 10/15/2020	100,000	100,573
3.80%, 3/9/2022	140,000	143,403
Expedia Group, Inc., 5.95%, 8/15/2020	150,000	155,682
QVC, Inc., 4.38%, 3/15/2023	100,000	101,132

		2,031,875

IT Services 0.3%
Broadridge Financial Solutions, Inc., 3.40%, 6/27/2026	80,000	79,013
DXC Technology Co., 4.45%, 9/18/2022	100,000	104,145
Fidelity National Information Services, Inc., 5.00%, 10/15/2025	250,000	272,090
Fiserv, Inc., 4.75%, 6/15/2021	200,000	207,476
International Business Machines Corp.,
2.90%, 11/1/2021	150,000	150,556
3.45%, 2/19/2026	250,000	254,421
5.88%, 11/29/2032	250,000	307,943
Mastercard, Inc., 3.95%, 2/26/2048	150,000	156,158
Visa, Inc.,
3.15%, 12/14/2025	195,000	197,866
4.15%, 12/14/2035	150,000	160,650
4.30%, 12/14/2045	200,000	218,173
Western Union Co. (The), 6.20%, 11/17/2036	100,000	106,535

		2,215,026

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/2020	100,000	103,033
PerkinElmer, Inc., 5.00%, 11/15/2021	100,000	103,982
Thermo Fisher Scientific, Inc., 3.60%, 8/15/2021	250,000	254,250
3.20%, 8/15/2027	250,000	245,008

		706,273

Machinery 0.2%
Caterpillar, Inc.,
2.60%, 6/26/2022	250,000	249,312

Corporate Bonds (continued)

	Principal Amount	Value

Machinery (continued)
6.05%, 8/15/2036	$123,000	$156,737
3.80%, 8/15/2042	97,000	98,401
Deere & Co., 3.90%, 6/9/2042	100,000	103,321
Dover Corp., 5.38%, 3/1/2041	50,000	56,249
IDEX Corp., 4.20%, 12/15/2021	200,000	205,199
Illinois Tool Works, Inc., 4.88%, 9/15/2041	200,000	229,085
Parker-Hannifin Corp., 4.20%, 11/21/2034	250,000	259,726
Stanley Black & Decker, Inc., 2.90%, 11/1/2022	150,000	150,560

		1,508,590

Media 0.7%
CBS Corp.,
2.50%, 2/15/2023	250,000	244,683
3.70%, 8/15/2024	250,000	255,353
5.50%, 5/15/2033	82,000	90,223
Charter Communications Operating LLC,
3.75%, 2/15/2028	500,000	485,496
5.05%, 3/30/2029	250,000	264,729
6.83%, 10/23/2055	250,000	281,969
Comcast Corp.,
3.45%, 10/1/2021	250,000	254,601
3.00%, 2/1/2024	250,000	251,233
3.15%, 3/1/2026	250,000	250,804
4.25%, 1/15/2033	100,000	106,337
7.05%, 3/15/2033	105,000	140,293
4.20%, 8/15/2034	150,000	156,918
6.50%, 11/15/2035	70,000	88,551
4.60%, 10/15/2038	250,000	269,035
4.00%, 8/15/2047	250,000	243,626
3.97%, 11/1/2047	296,000	287,518
4.70%, 10/15/2048	500,000	543,193
Discovery Communications LLC,
3.45%, 3/15/2025	135,000	133,840
4.90%, 3/11/2026	50,000	53,180
5.00%, 9/20/2037	250,000	249,049
Fox Corp., 5.48%, 1/25/2039 (c)	150,000	167,029
Grupo Televisa SAB, 5.00%, 5/13/2045	250,000	246,099
Omnicom Group, Inc.,
3.63%, 5/1/2022	50,000	50,977
3.60%, 4/15/2026	250,000	249,479
Time Warner Cable LLC,
6.75%, 6/15/2039	150,000	167,311
5.50%, 9/1/2041	100,000	99,724
4.50%, 9/15/2042	250,000	222,991
WPP Finance 2010,
4.75%, 11/21/2021	100,000	103,576
3.75%, 9/19/2024	250,000	250,204

		6,208,021

15

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining 0.2%
ArcelorMittal, 6.75%, 3/1/2041 (d)	$200,000	$224,888
Barrick Gold Corp., 5.25%, 4/1/2042	200,000	216,672
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	55,000	64,727
5.00%, 9/30/2043	150,000	174,057
Newmont Goldcorp Corp., 5.88%, 4/1/2035	164,000	187,357
Nucor Corp., 4.00%, 8/1/2023	250,000	261,389
Rio Tinto Alcan, Inc., 5.75%, 6/1/2035	144,000	170,296
Rio Tinto Finance USA plc, 4.13%, 8/21/2042	50,000	51,672
Southern Copper Corp.,
6.75%, 4/16/2040	100,000	120,518
5.88%, 4/23/2045	50,000	56,203
Teck Resources Ltd., 5.20%, 3/1/2042	150,000	146,181
Vale Overseas Ltd., 6.88%, 11/21/2036	306,000	355,113

		2,029,073

Multiline Retail 0.1%
Dollar Tree, Inc., 3.70%, 5/15/2023	200,000	203,306
Kohl’s Corp., 3.25%, 2/1/2023	150,000	149,092
Nordstrom, Inc., 4.00%, 10/15/2021	250,000	255,715
Target Corp.,
2.50%, 4/15/2026	250,000	243,097
3.90%, 11/15/2047	100,000	99,390

		950,600

Multi-Utilities 0.4%
Ameren Corp., 3.65%, 2/15/2026	250,000	253,383
Ameren Illinois Co., 2.70%, 9/1/2022	350,000	350,153
Berkshire Hathaway Energy Co., 3.50%, 2/1/2025	250,000	256,651
CenterPoint Energy, Inc., 2.50%, 9/1/2022	100,000	98,266
CMS Energy Corp., 3.00%, 5/15/2026	250,000	243,232
Consolidated Edison Co. of New York, Inc.,
5.70%, 6/15/2040	150,000	181,724
3.95%, 3/1/2043	250,000	247,405
Dominion Energy, Inc.,
4.25%, 6/1/2028	500,000	524,954
Series B, 5.95%, 6/15/2035	174,000	202,073
Series C, 4.90%, 8/1/2041	100,000	106,734
NiSource, Inc., 5.95%, 6/15/2041	150,000	177,271
Puget Energy, Inc., 3.65%, 5/15/2025	250,000	249,511

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
Sempra Energy,
4.05%, 12/1/2023	$200,000	$206,527
6.00%, 10/15/2039	100,000	118,586
4.00%, 2/1/2048	150,000	138,020
Southern Co. Gas Capital Corp., 4.40%, 6/1/2043	100,000	99,940
WEC Energy Group, Inc., 3.55%, 6/15/2025	100,000	102,169

		3,556,599

Oil, Gas & Consumable Fuels 2.4%
Anadarko Petroleum Corp.,
5.55%, 3/15/2026	250,000	281,247
6.45%, 9/15/2036	269,000	335,766
Apache Corp.,
3.63%, 2/1/2021	154,000	155,820
4.75%, 4/15/2043	250,000	239,539
BP Capital Markets America, Inc.,
4.50%, 10/1/2020	100,000	102,486
3.41%, 2/11/2026	250,000	254,615
BP Capital Markets plc,
3.56%, 11/1/2021	250,000	255,218
3.06%, 3/17/2022	210,000	212,107
3.51%, 3/17/2025	250,000	255,851
Buckeye Partners LP, 4.15%, 7/1/2023	250,000	255,139
Canadian Natural Resources Ltd., 6.25%, 3/15/2038	210,000	252,210
Cenovus Energy, Inc., 5.40%, 6/15/2047	250,000	262,066
Chevron Corp.,
2.36%, 12/5/2022	250,000	247,120
2.95%, 5/16/2026	250,000	249,655
Columbia Pipeline Group, Inc., 3.30%, 6/1/2020	350,000	351,533
Concho Resources, Inc., 4.30%, 8/15/2028	250,000	260,517
ConocoPhillips,
5.90%, 10/15/2032	123,000	152,256
6.50%, 2/1/2039	200,000	267,410
Devon Energy Corp., 5.00%, 6/15/2045	200,000	207,371
Ecopetrol SA, 5.88%, 5/28/2045	125,000	128,912
El Paso Natural Gas Co. LLC, 8.38%, 6/15/2032 (d)	50,000	65,425
Enable Midstream Partners LP, 5.00%, 5/15/2044 (d)	50,000	45,250
Enbridge Energy Partners LP, 5.88%, 10/15/2025	250,000	283,267
Enbridge, Inc., 5.50%, 12/1/2046	150,000	179,171
Encana Corp., 6.50%, 2/1/2038	150,000	177,727
Energy Transfer Operating LP,
4.65%, 6/1/2021	100,000	103,435
5.20%, 2/1/2022	250,000	262,765
5.25%, 4/15/2029	250,000	269,139
6.05%, 6/1/2041	100,000	106,922
6.50%, 2/1/2042	250,000	282,053

16

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC,
6.13%, 10/15/2039	$215,000	$257,908
4.85%, 8/15/2042	150,000	158,996
4.95%, 10/15/2054	250,000	260,493
EOG Resources, Inc., 4.10%, 2/1/2021	200,000	204,734
EQM Midstream Partners LP, 6.50%, 7/15/2048	150,000	154,546
Equinor ASA,
2.75%, 11/10/2021	500,000	502,218
2.45%, 1/17/2023	250,000	247,802
3.95%, 5/15/2043	150,000	153,877
Exxon Mobil Corp.,
3.18%, 3/15/2024	200,000	204,828
2.71%, 3/6/2025	250,000	248,887
3.04%, 3/1/2026	75,000	75,377
4.11%, 3/1/2046	100,000	106,450
Hess Corp.,
4.30%, 4/1/2027	250,000	252,169
7.30%, 8/15/2031	127,000	153,996
Husky Energy, Inc., 3.95%, 4/15/2022	200,000	204,670
Kinder Morgan Energy Partners LP,
5.80%, 3/15/2035	144,000	159,539
6.38%, 3/1/2041	100,000	116,097
Kinder Morgan, Inc.,
4.30%, 6/1/2025	85,000	89,112
5.30%, 12/1/2034	200,000	218,138
5.05%, 2/15/2046	250,000	257,166
Magellan Midstream Partners LP, 4.25%, 9/15/2046	100,000	97,877
Marathon Oil Corp., 6.80%, 3/15/2032	82,000	99,667
Marathon Petroleum Corp.,
5.13%, 3/1/2021	300,000	311,401
6.50%, 3/1/2041	100,000	121,571
MPLX LP,
4.50%, 7/15/2023	150,000	157,280
4.13%, 3/1/2027	250,000	252,719
4.00%, 3/15/2028	250,000	250,293
4.70%, 4/15/2048	150,000	144,637
Nexen, Inc.,
5.88%, 3/10/2035	92,000	109,493
6.40%, 5/15/2037	250,000	318,417
Noble Energy, Inc.,
3.90%, 11/15/2024	250,000	255,212
6.00%, 3/1/2041	150,000	169,280
Occidental Petroleum Corp.,
3.13%, 2/15/2022	200,000	201,120
3.40%, 4/15/2026	140,000	139,932
3.00%, 2/15/2027	50,000	48,487
4.20%, 3/15/2048	150,000	146,276
ONEOK, Inc., 4.95%, 7/13/2047	250,000	249,532
Petro-Canada, 5.95%, 5/15/2035	189,000	225,603
Petroleos Mexicanos,
6.38%, 2/4/2021	500,000	517,450
4.50%, 1/23/2026	250,000	233,900
6.50%, 3/13/2027	250,000	253,225

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
6.63%, 6/15/2035	$201,000	$193,382
5.50%, 6/27/2044	80,000	65,480
6.38%, 1/23/2045	250,000	222,975
5.63%, 1/23/2046	100,000	83,400
6.75%, 9/21/2047	359,000	330,998
Phillips 66, 5.88%, 5/1/2042	150,000	179,768
Phillips 66 Partners LP, 3.75%, 3/1/2028	250,000	247,461
Pioneer Natural Resources Co., 3.95%, 7/15/2022	50,000	51,575
Plains All American Pipeline LP, 4.70%, 6/15/2044	200,000	188,401
Sabine Pass Liquefaction LLC, 6.25%, 3/15/2022	250,000	269,085
5.00%, 3/15/2027	250,000	266,245
Spectra Energy Partners LP, 3.50%, 3/15/2025	250,000	250,857
Suncor Energy, Inc., 3.60%, 12/1/2024	120,000	122,594
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/2045	150,000	148,601
Total Capital International SA, 3.70%, 1/15/2024	500,000	519,240
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	253,577
4.25%, 5/15/2028	250,000	260,524
4.63%, 3/1/2034	250,000	259,705
5.85%, 3/15/2036	150,000	169,706
Valero Energy Corp.,
3.65%, 3/15/2025	205,000	208,217
7.50%, 4/15/2032	82,000	106,851
6.63%, 6/15/2037	100,000	122,578
Western Midstream Operating LP, 5.30%, 3/1/2048	150,000	152,829
Williams Cos., Inc. (The),
3.90%, 1/15/2025	250,000	254,959
5.40%, 3/4/2044	250,000	266,093
4.85%, 3/1/2048	250,000	250,490

		20,277,958

Paper & Forest Products 0.0%†
Georgia-Pacific LLC, 8.88%, 5/15/2031	100,000	149,152

Pharmaceuticals 1.0%
Allergan Finance LLC, 3.25%, 10/1/2022	200,000	199,719
Allergan Funding SCS,
3.45%, 3/15/2022	155,000	155,785
3.85%, 6/15/2024	40,000	40,631
4.55%, 3/15/2035	100,000	98,419
4.75%, 3/15/2045	84,000	82,073
AstraZeneca plc,
3.38%, 11/16/2025	250,000	252,834
6.45%, 9/15/2037	140,000	177,763
4.38%, 8/17/2048	250,000	258,057
Bristol-Myers Squibb Co., 2.00%, 8/1/2022	350,000	342,247

17

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Eli Lilly & Co.,
2.75%, 6/1/2025	$45,000	$44,901
3.10%, 5/15/2027	200,000	201,672
3.88%, 3/15/2039	250,000	254,682
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	250,630
3.38%, 6/1/2029	250,000	250,787
GlaxoSmithKline Capital, Inc., 5.38%, 4/15/2034	139,000	166,236
Johnson & Johnson,
2.95%, 9/1/2020	100,000	100,675
2.45%, 12/5/2021	250,000	249,926
2.45%, 3/1/2026	75,000	72,995
4.95%, 5/15/2033	287,000	338,232
3.63%, 3/3/2037	250,000	251,798
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	219,390
4.15%, 5/18/2043	250,000	263,122
Mylan NV,
3.15%, 6/15/2021	750,000	749,947
3.95%, 6/15/2026	100,000	96,297
Mylan, Inc., 4.55%, 4/15/2028	150,000	146,582
Novartis Capital Corp.,
3.40%, 5/6/2024	500,000	514,615
3.00%, 11/20/2025	250,000	251,789
Pfizer, Inc.,
3.00%, 12/15/2026	250,000	250,114
7.20%, 3/15/2039	375,000	540,411
Pharmacia LLC, 6.60%, 12/1/2028 (d)	123,000	155,108
Shire Acquisitions Investments Ireland DAC,
2.40%, 9/23/2021	750,000	741,116
3.20%, 9/23/2026	190,000	184,914
Zoetis, Inc.,
3.25%, 2/1/2023	50,000	50,408
4.50%, 11/13/2025	115,000	122,562

		8,076,437

Professional Services 0.0%†
Thomson Reuters Corp., 3.35%, 5/15/2026	140,000	136,985

Road & Rail 0.3%
Burlington Northern Santa Fe LLC,
7.95%, 8/15/2030	144,000	201,196
5.05%, 3/1/2041	350,000	403,423
4.70%, 9/1/2045	150,000	168,522
Canadian National Railway Co.,
6.90%, 7/15/2028	168,000	215,570
6.20%, 6/1/2036	64,000	83,357
Canadian Pacific Railway Co.,
2.90%, 2/1/2025	100,000	99,429
4.80%, 8/1/2045	150,000	165,566
CSX Corp.,
5.50%, 4/15/2041	100,000	115,442
3.95%, 5/1/2050	250,000	241,682
Norfolk Southern Corp.,
2.90%, 2/15/2023	92,000	92,214

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
5.59%, 5/17/2025	$59,000	$66,469
4.84%, 10/1/2041	15,000	16,417
4.45%, 6/15/2045	50,000	52,338
4.05%, 8/15/2052	132,000	128,664
Ryder System, Inc., 2.50%, 5/11/2020	105,000	104,425
Union Pacific Corp.,
3.25%, 8/15/2025	250,000	253,161
3.60%, 9/15/2037	250,000	239,276
4.05%, 3/1/2046	105,000	102,996
4.50%, 9/10/2048	150,000	158,988

		2,909,135

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021	300,000	310,764
4.35%, 4/1/2047	100,000	104,425
Broadcom Corp., 3.63%, 1/15/2024	750,000	744,613
Intel Corp.,
1.70%, 5/19/2021	500,000	491,090
2.70%, 12/15/2022	250,000	250,747
3.70%, 7/29/2025	150,000	156,666
4.10%, 5/11/2047	100,000	102,895
3.73%, 12/8/2047	207,000	202,137
KLA-Tencor Corp., 4.65%, 11/1/2024	215,000	229,712
Lam Research Corp., 3.80%, 3/15/2025	145,000	149,726
QUALCOMM, Inc.,
2.60%, 1/30/2023	70,000	69,466
3.25%, 5/20/2027	250,000	248,586
4.65%, 5/20/2035	250,000	270,633
Texas Instruments, Inc., 1.75%, 5/1/2020	250,000	247,881

		3,579,341

Software 0.6%
Adobe, Inc., 3.25%, 2/1/2025	70,000	71,716
CA, Inc., 4.50%, 8/15/2023	240,000	241,869
Microsoft Corp.,
3.00%, 10/1/2020	350,000	352,684
2.00%, 8/8/2023	250,000	244,149
2.88%, 2/6/2024	185,000	186,801
2.40%, 8/8/2026	215,000	208,161
3.30%, 2/6/2027	250,000	256,284
3.50%, 2/12/2035	65,000	65,387
3.45%, 8/8/2036	250,000	248,504
4.45%, 11/3/2045	75,000	83,736
3.70%, 8/8/2046	500,000	501,287
4.25%, 2/6/2047	250,000	273,758
4.50%, 2/6/2057	150,000	168,619
Oracle Corp.,
1.90%, 9/15/2021	500,000	491,663
2.40%, 9/15/2023	100,000	98,477
2.65%, 7/15/2026	145,000	140,639
3.25%, 5/15/2030	300,000	295,703
4.30%, 7/8/2034	350,000	372,903

18

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
4.13%, 5/15/2045	$150,000	$151,629
4.00%, 7/15/2046	100,000	99,312
4.00%, 11/15/2047	250,000	247,937

		4,801,218

Specialty Retail 0.3%
AutoZone, Inc.,
4.00%, 11/15/2020	200,000	203,398
3.25%, 4/15/2025	165,000	164,236
Home Depot, Inc. (The),
1.80%, 6/5/2020	750,000	743,411
3.35%, 9/15/2025	45,000	46,242
5.88%, 12/16/2036	230,000	290,514
5.95%, 4/1/2041	100,000	127,937
4.40%, 3/15/2045	200,000	214,702
Lowe’s Cos., Inc.,
6.50%, 3/15/2029	164,000	198,732
4.25%, 9/15/2044	250,000	241,714

		2,230,886

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.,
2.30%, 5/11/2022	750,000	744,267
3.45%, 5/6/2024	300,000	309,366
2.50%, 2/9/2025	170,000	166,622
3.25%, 2/23/2026	95,000	96,394
2.45%, 8/4/2026	190,000	183,038
3.00%, 11/13/2027	350,000	347,020
3.85%, 5/4/2043	250,000	248,738
4.38%, 5/13/2045	145,000	155,245
4.65%, 2/23/2046	230,000	255,488
Dell International LLC,
4.42%, 6/15/2021 (c)	500,000	512,074
6.02%, 6/15/2026 (c)	240,000	260,032
8.35%, 7/15/2046 (c)	150,000	184,617
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025 (d)	500,000	533,485
NetApp, Inc., 3.38%, 6/15/2021	150,000	151,255
Seagate HDD Cayman, 4.75%, 1/1/2025	200,000	195,532

		4,343,173

Textiles, Apparel & Luxury Goods 0.1%
Cintas Corp. No. 2, 4.30%, 6/1/2021	100,000	102,927
NIKE, Inc., 3.38%, 11/1/2046	100,000	93,245
VF Corp., 3.50%, 9/1/2021	200,000	203,290

		399,462

Thrifts & Mortgage Finance 0.0%†
BPCE SA, 4.00%, 4/15/2024	250,000	260,107

Tobacco 0.3%
Altria Group, Inc.,
2.85%, 8/9/2022	250,000	248,620

Corporate Bonds (continued)

	Principal Amount	Value

Tobacco (continued)
4.25%, 8/9/2042	$100,000	$88,507
5.38%, 1/31/2044	100,000	101,775
5.95%, 2/14/2049	250,000	270,251
BAT Capital Corp.,
2.30%, 8/14/2020	150,000	148,851
2.76%, 8/15/2022	150,000	147,872
3.22%, 8/15/2024	150,000	146,793
4.39%, 8/15/2037	250,000	227,128
4.54%, 8/15/2047	150,000	133,922
Philip Morris International, Inc.,
3.60%, 11/15/2023	500,000	512,932
3.25%, 11/10/2024	350,000	354,811
4.88%, 11/15/2043	150,000	159,889
Reynolds American, Inc.,
4.45%, 6/12/2025	250,000	257,891
5.70%, 8/15/2035	75,000	79,240

		2,878,482

Trading Companies & Distributors 0.1%
Air Lease Corp., 3.63%, 12/1/2027	250,000	239,100
Aircastle Ltd.,
5.00%, 4/1/2023	50,000	51,992
4.13%, 5/1/2024	100,000	100,249

		391,341

Water Utilities 0.0%†
American Water Capital Corp., 4.30%, 9/1/2045	150,000	153,969

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
3.13%, 7/16/2022	250,000	251,280
6.38%, 3/1/2035	123,000	151,844
Rogers Communications, Inc., 5.00%, 3/15/2044	250,000	274,883
Vodafone Group plc,
2.95%, 2/19/2023	250,000	248,479
7.88%, 2/15/2030	144,000	185,204
6.15%, 2/27/2037	75,000	85,209
5.25%, 5/30/2048	250,000	255,737

		1,452,636

Total Corporate Bonds (cost $211,172,422)		216,183,081

Foreign Government Securities 1.6%
CANADA 0.3%
Export Development Canada, 2.50%, 1/24/2023	500,000	502,522
Province of Alberta Canada, 3.30%, 3/15/2028	100,000	103,116
Province of British Columbia Canada, 2.00%, 10/23/2022	500,000	493,118
Province of New Brunswick Canada, 3.63%, 2/24/2028	100,000	104,830
Province of Ontario, 2.20%, 10/3/2022	500,000	495,444

19

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

CANADA (continued)
Province of Quebec, 2.50%, 4/20/2026	$200,000	$197,013
7.50%, 9/15/2029	200,000	280,907

		2,176,950

CHILE 0.1%
Republic of Chile, 3.24%, 2/6/2028	500,000	502,755

COLOMBIA 0.1%
Republic of Colombia,
7.38%, 9/18/2037	250,000	325,625
5.00%, 6/15/2045	350,000	366,278

		691,903

HUNGARY 0.1%
Hungary Government Bond, 5.38%, 3/25/2024	500,000	549,738

INDONESIA 0.0%†
Republic of Indonesia, 4.35%, 1/11/2048	250,000	246,073

ISRAEL 0.0%†
Israel Government Bond, 3.15%, 6/30/2023	250,000	253,250

ITALY 0.0%†
Republic of Italy, 5.38%, 6/15/2033	184,000	194,727

JAPAN 0.2%
Japan Bank for International Cooperation,
3.38%, 10/31/2023	1,000,000	1,031,480
2.88%, 6/1/2027	500,000	499,491

		1,530,971

MEXICO 0.2%
United Mexican States,
3.63%, 3/15/2022	500,000	508,750
4.13%, 1/21/2026	250,000	254,203
6.75%, 9/27/2034	373,000	455,418
5.55%, 1/21/2045	200,000	219,250
4.60%, 1/23/2046	250,000	240,750
5.75%, 10/12/2110	200,000	205,250

		1,883,621

PANAMA 0.1%
Republic of Panama,
3.88%, 3/17/2028	200,000	207,102
6.70%, 1/26/2036	250,000	325,000

		532,102

PERU 0.0%†
Republic of Peru, 5.63%, 11/18/2050	200,000	255,500

Foreign Government Securities (continued)

	Principal Amount	Value

PHILIPPINES 0.1%
Republic of Philippines,
7.75%, 1/14/2031	$250,000	$350,783
6.38%, 10/23/2034	250,000	330,446
3.95%, 1/20/2040	250,000	261,394

		942,623

POLAND 0.1%
Republic of Poland,
5.13%, 4/21/2021	125,000	130,916
3.00%, 3/17/2023	500,000	504,280
4.00%, 1/22/2024	250,000	262,500

		897,696

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	350,000	357,036
2.88%, 1/21/2025	350,000	347,218
Republic of Korea, 5.63%, 11/3/2025	200,000	232,592

		936,846

SWEDEN 0.1%
Svensk Exportkredit AB,
3.13%, 11/8/2021	500,000	508,655
2.88%, 3/14/2023	200,000	203,195

		711,850

URUGUAY 0.1%
Oriental Republic of Uruguay, 4.50%, 8/14/2024	350,000	364,875
4.38%, 10/27/2027	250,000	260,625
5.10%, 6/18/2050	150,000	157,500

		783,000

Total Foreign Government Securities (cost $12,781,510)		13,089,605

Mortgage-Backed Securities 27.7%
FHLMC Gold Pool
Pool# G18007 6.00%, 7/1/2019	95	95
Pool# B16087 6.00%, 8/1/2019	906	906
Pool# G18022 5.50%, 11/1/2019	703	704
Pool# B14288 5.50%, 12/1/2019	890	891
Pool# J00935 5.00%, 12/1/2020	2,550	2,588
Pool# J00854 5.00%, 1/1/2021	3,101	3,147
Pool# J00855 5.50%, 1/1/2021	3,062	3,089
Pool# J01279 5.50%, 2/1/2021	937	947
Pool# J01570 5.50%, 4/1/2021	1,634	1,653

20

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# J06015 5.00%, 5/1/2021	$5,085	$5,160
Pool# J01771 5.00%, 5/1/2021	2,965	3,008
Pool# J05950 5.50%, 5/1/2021	13,848	13,990
Pool# G18122 5.00%, 6/1/2021	2,924	2,970
Pool# J01980 6.00%, 6/1/2021	3,677	3,686
Pool# J03074 5.00%, 7/1/2021	1,749	1,776
Pool# J03028 5.50%, 7/1/2021	678	679
Pool# C00351 8.00%, 7/1/2024	207	222
Pool# D60780 8.00%, 6/1/2025	993	1,064
Pool# G30267 5.00%, 8/1/2025	108,155	114,093
Pool# J13883 3.50%, 12/1/2025	331,689	339,954
Pool# J18702 3.00%, 3/1/2027	173,937	175,320
Pool# J18127 3.00%, 3/1/2027	164,080	165,386
Pool# J19106 3.00%, 5/1/2027	72,261	72,836
Pool# J20471 3.00%, 9/1/2027	314,351	316,853
Pool# D82854 7.00%, 10/1/2027	739	784
Pool# G14609 3.00%, 11/1/2027	426,288	429,679
Pool# C00566 7.50%, 12/1/2027	721	809
Pool# G15100 2.50%, 7/1/2028	132,780	132,131
Pool# C18271 7.00%, 11/1/2028	1,555	1,680
Pool# C00678 7.00%, 11/1/2028	938	1,054
Pool# C00836 7.00%, 7/1/2029	453	511
Pool# C31285 7.00%, 9/1/2029	1,018	1,105
Pool# C31282 7.00%, 9/1/2029	47	48
Pool# C32914 8.00%, 11/1/2029	724	738
Pool# G18536 2.50%, 1/1/2030	1,582,413	1,573,707
Pool# C37436 8.00%, 1/1/2030	1,426	1,649
Pool# C36429 7.00%, 2/1/2030	459	468
Pool# C36306 7.00%, 2/1/2030	457	468
Pool# C00921 7.50%, 2/1/2030	828	953

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G01108 7.00%, 4/1/2030	$346	$391
Pool# C37703 7.50%, 4/1/2030	507	528
Pool# G18552 3.00%, 5/1/2030	713,348	718,298
Pool# J32243 3.00%, 7/1/2030	649,943	654,724
Pool# J32257 3.00%, 7/1/2030	44,161	44,499
Pool# J32255 3.00%, 7/1/2030	39,426	39,716
Pool# C41561 8.00%, 8/1/2030	1,407	1,454
Pool# C01051 8.00%, 9/1/2030	1,561	1,816
Pool# C43550 7.00%, 10/1/2030	2,279	2,398
Pool# C44017 7.50%, 10/1/2030	330	334
Pool# C43967 8.00%, 10/1/2030	3,606	3,613
Pool# C44957 8.00%, 11/1/2030	1,199	1,257
Pool# C01106 7.00%, 12/1/2030	6,698	7,623
Pool# C01103 7.50%, 12/1/2030	724	857
Pool# C46932 7.50%, 1/1/2031	478	490
Pool# C01116 7.50%, 1/1/2031	468	534
Pool# C47287 7.50%, 2/1/2031	1,027	1,064
Pool# G01217 7.00%, 3/1/2031	6,694	7,671
Pool# C48206 7.50%, 3/1/2031	1,265	1,267
Pool# C91366 4.50%, 4/1/2031	108,574	114,080
Pool# G18601 3.00%, 5/1/2031	41,114	41,348
Pool# G18605 3.00%, 6/1/2031	21,855	21,979
Pool# C91377 4.50%, 6/1/2031	55,907	58,742
Pool# C53324 7.00%, 6/1/2031	1,164	1,212
Pool# C01209 8.00%, 6/1/2031	494	550
Pool# C54792 7.00%, 7/1/2031	1,675	1,727
Pool# C55071 7.50%, 7/1/2031	452	460
Pool# J35107 2.50%, 8/1/2031	45,750	45,301
Pool# G01309 7.00%, 8/1/2031	1,080	1,222
Pool# G01311 7.00%, 9/1/2031	7,016	8,005

21

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C01222 7.00%, 9/1/2031	$829	$947
Pool# G01315 7.00%, 9/1/2031	244	279
Pool# J35522 2.50%, 10/1/2031	226,416	224,106
Pool# C58694 7.00%, 10/1/2031	3,197	3,384
Pool# C58647 7.00%, 10/1/2031	167	168
Pool# C60012 7.00%, 11/1/2031	545	557
Pool# C61298 8.00%, 11/1/2031	1,883	1,922
Pool# J35957 2.50%, 12/1/2031	392,588	388,582
Pool# C61105 7.00%, 12/1/2031	3,991	4,189
Pool# C01305 7.50%, 12/1/2031	561	617
Pool# C63171 7.00%, 1/1/2032	4,405	4,904
Pool# V61548 2.50%, 2/1/2032	417,182	413,082
Pool# C64121 7.50%, 2/1/2032	1,421	1,452
Pool# G01391 7.00%, 4/1/2032	12,133	13,904
Pool# C01345 7.00%, 4/1/2032	4,027	4,567
Pool# C01370 8.00%, 4/1/2032	1,232	1,363
Pool# G16285 3.50%, 5/1/2032	34,104	34,913
Pool# C66916 7.00%, 5/1/2032	8,397	8,748
Pool# C01381 8.00%, 5/1/2032	10,557	12,136
Pool# C68300 7.00%, 6/1/2032	2,596	2,695
Pool# C68290 7.00%, 6/1/2032	1,716	1,818
Pool# G01449 7.00%, 7/1/2032	7,686	8,797
Pool# C69908 7.00%, 8/1/2032	18,062	19,824
Pool# C91558 3.50%, 9/1/2032	122,699	125,745
Pool# G16407 2.50%, 1/1/2033	156,939	155,530
Pool# G16408 2.50%, 1/1/2033	92,986	92,096
Pool# G01536 7.00%, 3/1/2033	9,961	11,300
Pool# G30646 3.00%, 5/1/2033	189,325	190,200
Pool# G30642 3.00%, 5/1/2033	82,038	82,418
Pool# K90535 3.00%, 5/1/2033	34,755	34,916

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G18696 3.50%, 7/1/2033	$41,136	$42,075
Pool# A16419 6.50%, 11/1/2033	11,251	12,409
Pool# A16522 6.50%, 12/1/2033	20,067	22,779
Pool# C01806 7.00%, 1/1/2034	8,872	9,210
Pool# A21356 6.50%, 4/1/2034	35,411	39,580
Pool# C01851 6.50%, 4/1/2034	19,686	22,312
Pool# A22067 6.50%, 5/1/2034	24,101	27,067
Pool# A24301 6.50%, 5/1/2034	20,526	22,638
Pool# A24988 6.50%, 7/1/2034	8,229	9,076
Pool# G01741 6.50%, 10/1/2034	8,704	9,951
Pool# G08023 6.50%, 11/1/2034	17,433	19,661
Pool# A33137 6.50%, 1/1/2035	2,765	3,050
Pool# G08064 6.50%, 4/1/2035	8,414	9,565
Pool# G01947 7.00%, 5/1/2035	8,574	9,830
Pool# G08088 6.50%, 10/1/2035	78,241	89,170
Pool# A39759 5.50%, 11/1/2035	7,687	8,425
Pool# A40376 5.50%, 12/1/2035	6,568	7,197
Pool# A42305 5.50%, 1/1/2036	18,928	20,673
Pool# A41548 7.00%, 1/1/2036	12,223	13,510
Pool# G08111 5.50%, 2/1/2036	22,861	25,058
Pool# A43886 5.50%, 3/1/2036	286,810	317,755
Pool# A43861 5.50%, 3/1/2036	48,138	51,433
Pool# G08116 5.50%, 3/1/2036	24,775	27,177
Pool# A43534 6.50%, 3/1/2036	1,627	1,794
Pool# A48735 5.50%, 5/1/2036	5,226	5,583
Pool# G08136 6.50%, 6/1/2036	10,613	11,965
Pool# A53039 6.50%, 10/1/2036	33,314	36,742
Pool# A53219 6.50%, 10/1/2036	901	994
Pool# A57803 6.50%, 2/1/2037	36,099	39,814
Pool# G04251 6.50%, 4/1/2038	4,880	5,635

22

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A79540 6.50%, 7/1/2038	$1,247	$1,375
Pool# G04569 6.50%, 8/1/2038	6,443	7,288
Pool# C92013 3.50%, 9/1/2038	478,059	485,952
Pool# A84252 6.50%, 1/1/2039	19,098	21,408
Pool# A84287 6.50%, 1/1/2039	10,763	12,238
Pool# G05535 4.50%, 7/1/2039	839,626	892,878
Pool# A91165 5.00%, 2/1/2040	1,410,252	1,518,993
Pool# G60342 4.50%, 5/1/2042	173,428	184,429
Pool# G60195 4.00%, 6/1/2042	422,815	437,915
Pool# G07158 3.50%, 10/1/2042	261,705	266,359
Pool# Q12051 3.50%, 10/1/2042	162,933	165,831
Pool# G07163 3.50%, 10/1/2042	140,992	143,499
Pool# Q11532 3.50%, 10/1/2042	111,719	113,705
Pool# Q12052 3.50%, 10/1/2042	71,925	73,204
Pool# C09020 3.50%, 11/1/2042	599,464	610,125
Pool# G07264 3.50%, 12/1/2042	283,046	288,076
Pool# Q14292 3.50%, 1/1/2043	56,909	57,921
Pool# Q14881 3.50%, 1/1/2043	52,661	53,585
Pool# Q15884 3.00%, 2/1/2043	576,741	572,991
Pool# V80002 2.50%, 4/1/2043	303,449	293,169
Pool# Q16915 3.00%, 4/1/2043	542,012	538,488
Pool# Q17675 3.50%, 4/1/2043	263,900	268,591
Pool# Q18523 3.50%, 5/1/2043	723,876	736,225
Pool# Q18751 3.50%, 6/1/2043	1,100,778	1,120,062
Pool# G07410 3.50%, 7/1/2043	102,601	104,663
Pool# Q20332 3.50%, 7/1/2043	25,441	25,884
Pool# G07459 3.50%, 8/1/2043	527,793	537,177
Pool# G60038 3.50%, 1/1/2044	782,088	795,987
Pool# Q26869 4.00%, 6/1/2044	805,538	837,849
Pool# G07946 4.00%, 7/1/2044	143,653	148,514

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Q28607 3.50%, 9/1/2044	$149,936	$152,485
Pool# G61231 3.50%, 9/1/2044	25,366	25,817
Pool# G08609 3.50%, 10/1/2044	81,237	82,430
Pool# Q30833 4.00%, 1/1/2045	14,038	14,470
Pool# G60400 4.50%, 1/1/2045	137,853	145,399
Pool# Q34165 4.00%, 6/1/2045	262,252	270,327
Pool# V81873 4.00%, 8/1/2045	36,314	37,433
Pool# G08669 4.00%, 9/1/2045	207,272	213,655
Pool# Q38357 4.00%, 1/1/2046	13,190	13,595
Pool# G61365 4.50%, 1/1/2046	142,069	149,423
Pool# Q39434 3.50%, 3/1/2046	59,145	60,023
Pool# Q39440 4.00%, 3/1/2046	18,152	18,707
Pool# G08704 4.50%, 4/1/2046	27,456	28,850
Pool# Q40097 4.50%, 4/1/2046	1,783	1,861
Pool# G60582 3.50%, 5/1/2046	157,274	159,688
Pool# Q40718 3.50%, 5/1/2046	58,460	59,156
Pool# G08707 4.00%, 5/1/2046	258,174	266,058
Pool# G08708 4.50%, 5/1/2046	19,671	20,663
Pool# Q40728 4.50%, 5/1/2046	2,915	3,057
Pool# Q41548 3.00%, 7/1/2046	42,932	42,493
Pool# Q41903 3.50%, 7/1/2046	284,017	287,719
Pool# Q41491 3.50%, 7/1/2046	39,997	40,515
Pool# Q41935 3.50%, 7/1/2046	19,305	19,628
Pool# G61791 4.00%, 7/1/2046	25,668	26,474
Pool# Q41947 4.50%, 7/1/2046	14,415	15,116
Pool# G08715 3.00%, 8/1/2046	379,117	375,242
Pool# Q42596 3.50%, 8/1/2046	259,502	262,859
Pool# Q42393 3.50%, 8/1/2046	50,890	51,538
Pool# Q42203 3.50%, 8/1/2046	38,348	38,909
Pool# G61323 3.00%, 9/1/2046	343,337	341,106

23

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08721 3.00%, 9/1/2046	$282,605	$279,716
Pool# V82617 3.50%, 9/1/2046	159,161	161,558
Pool# G08722 3.50%, 9/1/2046	46,852	47,453
Pool# G60733 4.50%, 9/1/2046	53,943	57,308
Pool# G60722 3.00%, 10/1/2046	490,875	486,238
Pool# Q44035 3.00%, 10/1/2046	343,300	339,791
Pool# G61815 4.00%, 10/1/2046	24,388	25,136
Pool# G61257 3.00%, 11/1/2046	644,319	637,543
Pool# Q44452 3.00%, 11/1/2046	137,623	136,174
Pool# G08732 3.00%, 11/1/2046	44,144	43,645
Pool# Q44473 3.50%, 11/1/2046	37,819	38,289
Pool# Q44223 3.50%, 11/1/2046	31,498	31,888
Pool# G08734 4.00%, 11/1/2046	358,665	369,507
Pool# V82849 3.00%, 12/1/2046	1,765,231	1,749,376
Pool# G08737 3.00%, 12/1/2046	1,531,988	1,514,679
Pool# G60989 3.00%, 12/1/2046	201,467	199,408
Pool# Q45878 3.00%, 12/1/2046	52,256	51,666
Pool# G08738 3.50%, 12/1/2046	1,272,709	1,288,647
Pool# Q45024 3.50%, 12/1/2046	75,237	76,453
Pool# G61862 3.50%, 12/1/2046	52,047	52,726
Pool# G08741 3.00%, 1/1/2047	358,994	354,938
Pool# G08747 3.00%, 2/1/2047	559,935	553,609
Pool# G08748 3.50%, 2/1/2047	75,301	76,236
Pool# G08749 4.00%, 2/1/2047	638,841	658,102
Pool# G08751 3.50%, 3/1/2047	347,713	352,032
Pool# Q47592 3.50%, 4/1/2047	169,940	172,042
Pool# Q47484 3.50%, 4/1/2047	69,771	70,768
Pool# G60988 3.00%, 5/1/2047	1,070,956	1,060,837
Pool# Q48098 3.50%, 5/1/2047	259,879	263,792
Pool# G61390 3.00%, 6/1/2047	300,146	296,993

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# V83270 3.50%, 7/1/2047	$130,327	$131,899
Pool# G61339 3.00%, 8/1/2047	122,192	120,906
Pool# G08774 3.50%, 8/1/2047	197,663	200,057
Pool# Q49917 3.50%, 8/1/2047	86,022	87,054
Pool# Q53085 3.00%, 9/1/2047	96,175	95,236
Pool# G08779 3.50%, 9/1/2047	315,901	319,710
Pool# G61295 3.50%, 9/1/2047	187,253	190,406
Pool# G61622 3.00%, 10/1/2047	286,128	283,214
Pool# G08785 4.00%, 10/1/2047	21,539	22,188
Pool# Q52075 4.00%, 11/1/2047	392,821	405,706
Pool# V83598 3.50%, 12/1/2047	114,743	116,109
Pool# G67707 3.50%, 1/1/2048	221,560	226,208
Pool# T65458 3.50%, 2/1/2048	560,027	560,114
Pool# G61311 3.50%, 2/1/2048	415,626	420,571
Pool# G08800 3.50%, 2/1/2048	52,239	52,860
Pool# Q54460 4.00%, 2/1/2048	183,775	190,087
Pool# G08801 4.00%, 2/1/2048	142,811	147,074
Pool# G61298 4.00%, 2/1/2048	23,401	24,349
Pool# G61929 3.50%, 3/1/2048	129,000	130,547
Pool# Q54727 3.50%, 3/1/2048	94,738	95,865
Pool# Q55401 5.00%, 4/1/2048	30,139	31,832
Pool# V84237 3.50%, 5/1/2048	418,183	423,159
Pool# G08820 4.50%, 5/1/2048	616,950	644,482
Pool# G08816 3.50%, 6/1/2048	131,326	132,889
Pool# G08817 4.00%, 6/1/2048	49,116	50,575
Pool# G67713 4.00%, 6/1/2048	46,735	48,658
Pool# G67712 4.00%, 6/1/2048	22,961	24,040
Pool# G08824 4.00%, 7/1/2048	2,865,899	2,950,232
Pool# G08827 4.50%, 7/1/2048	333,969	348,632
Pool# Q57401 4.50%, 7/1/2048	71,889	75,499

24

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Q57402 4.50%, 7/1/2048	$25,283	$26,566
Pool# G08831 4.00%, 8/1/2048	448,629	460,853
Pool# G08836 4.00%, 9/1/2048	1,687,967	1,734,091
Pool# G67716 4.50%, 10/1/2048	183,621	195,189
Pool# G08843 4.50%, 10/1/2048	89,553	93,393
Pool# G08852 4.00%, 12/1/2048	390,496	401,136
Pool# V85044 4.00%, 12/1/2048	124,556	128,982
Pool# V85082 4.50%, 12/1/2048	1,019,552	1,063,305
Pool# G61846 4.00%, 1/1/2049	174,718	179,756
Pool# V85279 3.50%, 4/1/2049	82,735	84,024
Pool# G08882 4.00%, 5/1/2049	467,000	479,850
FHLMC Non Gold Pool
Pool# 1B8478 4.61%, 7/1/2041 (a)	78,779	82,125
Pool# 2B0108 4.86%, 1/1/2042 (a)	3,590	3,730
FHLMC TBA	1,382,000	1,367,478
2.50%, 5/15/2033
3.00%, 5/15/2033	2,346,000	2,358,825
3.50%, 5/15/2033	654,000	668,401
4.00%, 5/15/2033	25,000	25,787
3.50%, 5/15/2048	5,424,000	5,477,498
3.00%, 5/15/2049	2,621,000	2,590,388
4.00%, 5/15/2049	3,499,754	3,594,076
4.50%, 5/15/2049	2,181,000	2,272,827
FNMA Pool
Pool# 969977 5.00%, 5/1/2023	103,619	105,624
Pool# AA2549 4.00%, 4/1/2024	56,972	58,660
Pool# 935348 5.50%, 6/1/2024	10,363	10,379
Pool# AC1374 4.00%, 8/1/2024	72,490	74,934
Pool# AC1529 4.50%, 9/1/2024	29,898	30,781
Pool# AD0244 4.50%, 10/1/2024	23,750	24,453
Pool# AD4089 4.50%, 5/1/2025	234,596	241,522
Pool# 890216 4.50%, 7/1/2025	41,223	42,439
Pool# AH1361 3.50%, 12/1/2025	155,258	158,928
Pool# AH1518 3.50%, 12/1/2025	77,378	79,027
Pool# AE6384 4.00%, 1/1/2026	14,566	14,999
Pool# AL0298 4.00%, 5/1/2026	222,517	230,367

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB4277 3.00%, 1/1/2027	$672,313	$678,400
Pool# AP4746 3.00%, 8/1/2027	107,937	108,913
Pool# AP7855 3.00%, 9/1/2027	681,784	687,947
Pool# AP4640 3.00%, 9/1/2027	70,029	70,662
Pool# AQ5096 3.00%, 11/1/2027	145,748	147,065
Pool# AB6887 3.00%, 11/1/2027	117,282	118,346
Pool# AQ4532 3.00%, 11/1/2027	98,526	99,417
Pool# AQ7406 3.00%, 11/1/2027	73,899	74,570
Pool# AQ3758 3.00%, 11/1/2027	73,487	74,151
Pool# AB6886 3.00%, 11/1/2027	57,920	58,445
Pool# AQ2884 3.00%, 12/1/2027	68,479	69,098
Pool# AS0487 2.50%, 9/1/2028	277,223	275,864
Pool# 930998 4.50%, 4/1/2029	32,770	34,165
Pool# MA0243 5.00%, 11/1/2029	18,748	19,765
Pool# BM1507 2.50%, 12/1/2029	105,685	105,042
Pool# AL8077 3.50%, 12/1/2029	22,902	23,412
Pool# MA0268 5.00%, 12/1/2029	16,188	17,068
Pool# AX7727 2.50%, 3/1/2030	444,015	439,920
Pool# AD5655 5.00%, 5/1/2030	36,835	38,840
Pool# MA0443 5.00%, 5/1/2030	23,003	24,255
Pool# AB1038 5.00%, 5/1/2030	22,790	24,031
Pool# AS5412 2.50%, 7/1/2030	62,605	62,028
Pool# AS5420 3.00%, 7/1/2030	89,996	90,618
Pool# AL7152 3.50%, 7/1/2030	564,441	576,961
Pool# AS5702 2.50%, 8/1/2030	475,064	470,682
Pool# AZ4898 2.50%, 8/1/2030	324,107	321,116
Pool# AY8448 3.00%, 8/1/2030	292,338	293,997
Pool# AZ5718 3.00%, 9/1/2030	363,951	366,015
Pool# AZ2953 3.00%, 9/1/2030	358,853	360,894
Pool# MA0559 5.00%, 9/1/2030	7,846	8,274

25

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS6060 3.00%, 10/1/2030	$401,050	$403,153
Pool# AZ9234 3.50%, 10/1/2030	26,352	26,920
Pool# AS6272 2.50%, 12/1/2030	90,388	89,555
Pool# AH1515 4.00%, 12/1/2030	346,402	359,297
Pool# AD0716 6.50%, 12/1/2030	227,090	253,516
Pool# BA6532 2.50%, 1/1/2031	82,143	81,385
Pool# MA0641 4.00%, 2/1/2031	350,945	364,048
Pool# 560868 7.50%, 2/1/2031	488	493
Pool# BC0774 3.00%, 3/1/2031	63,978	64,558
Pool# AS6919 3.50%, 3/1/2031	71,455	72,994
Pool# BC5968 2.50%, 4/1/2031	107,998	106,935
Pool# BC4430 3.00%, 4/1/2031	29,675	29,863
Pool# AL8566 3.00%, 6/1/2031	82,807	83,379
Pool# AL8565 3.00%, 6/1/2031	69,833	70,337
Pool# AL8561 3.50%, 6/1/2031	55,090	56,385
Pool# AS8028 2.50%, 9/1/2031	268,433	265,955
Pool# BM1888 2.50%, 10/1/2031	782,714	778,777
Pool# MA2775 2.50%, 10/1/2031	545,164	540,134
Pool# AS8038 2.50%, 10/1/2031	296,324	293,589
Pool# BC4777 2.50%, 10/1/2031	180,920	179,250
Pool# AS8612 3.00%, 10/1/2031	121,545	122,235
Pool# 607212 7.50%, 10/1/2031	2,603	2,650
Pool# 607632 6.50%, 11/1/2031	68	75
Pool# MA2830 2.50%, 12/1/2031	203,525	201,646
Pool# BM3814 2.50%, 12/1/2031	137,072	136,039
Pool# AS8609 3.00%, 1/1/2032	103,845	104,436
Pool# AL9786 3.00%, 1/1/2032	73,027	73,598
Pool# AL9585 3.50%, 1/1/2032	26,456	27,079
Pool# BM1036 2.50%, 2/1/2032	881,486	873,351
Pool# BM4624 3.00%, 2/1/2032	96,550	97,334

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS8767 3.00%, 2/1/2032	$92,466	$93,134
Pool# AL9740 3.00%, 2/1/2032	46,512	46,848
Pool# AL9871 3.00%, 2/1/2032	36,910	37,199
Pool# BM1007 2.50%, 3/1/2032	227,571	225,251
Pool# AL9899 3.00%, 3/1/2032	141,260	142,281
Pool# BM3269 2.50%, 4/1/2032	223,566	221,288
Pool# MA1029 3.50%, 4/1/2032	306,602	313,960
Pool# AS9695 3.50%, 5/1/2032	126,301	129,233
Pool# BM4088 3.00%, 6/1/2032	87,704	88,277
Pool# 890786 3.50%, 6/1/2032	87,397	89,455
Pool# MA1107 3.50%, 7/1/2032	83,947	85,962
Pool# BH6610 3.50%, 7/1/2032	28,623	29,244
Pool# BM1669 3.00%, 8/1/2032	44,532	44,936
Pool# BH5355 3.50%, 8/1/2032	37,672	38,523
Pool# MA1166 3.50%, 9/1/2032	483,473	495,058
Pool# BM5167 3.50%, 9/1/2032	25,235	25,772
Pool# CA0586 2.50%, 10/1/2032	22,681	22,478
Pool# BH9391 3.50%, 10/1/2032	28,548	29,192
Pool# BM3389 3.00%, 11/1/2032	88,508	89,201
Pool# BM3977 3.00%, 12/1/2032	202,550	203,826
Pool# CA0951 3.00%, 12/1/2032	132,891	133,730
Pool# BM4338 2.50%, 1/1/2033	214,282	212,305
Pool# BM3919 3.00%, 2/1/2033	43,625	43,967
Pool# 656559 6.50%, 2/1/2033	24,900	27,417
Pool# 694846 6.50%, 4/1/2033	7,914	8,714
Pool# AB9402 3.00%, 5/1/2033	218,246	218,423
Pool# AB9403 3.00%, 5/1/2033	89,613	89,686
Pool# AB9300 3.00%, 5/1/2033	79,972	80,037
Pool# MA3372 4.00%, 5/1/2033	66,615	68,631
Pool# 254767 5.50%, 6/1/2033	530,495	580,908

26

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA1527 3.00%, 8/1/2033	$444,682	$445,045
Pool# 750229 6.50%, 10/1/2033	20,778	22,878
Pool# 725228 6.00%, 3/1/2034	553,098	618,537
Pool# MA3632 3.50%, 4/1/2034	497,719	508,321
Pool# 725424 5.50%, 4/1/2034	606,420	667,655
Pool# 788027 6.50%, 9/1/2034	17,028	18,749
Pool# 735141 5.50%, 1/1/2035	309,152	340,400
Pool# 735227 5.50%, 2/1/2035	341,450	375,859
Pool# AL4260 5.50%, 9/1/2036	43,944	48,303
Pool# 310104 5.50%, 8/1/2037	331,398	364,907
Pool# 955194 7.00%, 11/1/2037	208,676	241,396
Pool# MA3464 3.50%, 9/1/2038	233,645	237,310
Pool# AC9890 4.59%, 4/1/2040 (a)	414,549	430,050
Pool# AB1735 3.50%, 11/1/2040	8,384	8,461
Pool# AB2067 3.50%, 1/1/2041	407,491	414,347
Pool# AB2068 3.50%, 1/1/2041	238,637	242,683
Pool# 932888 3.50%, 1/1/2041	132,311	134,881
Pool# 932891 3.50%, 1/1/2041	26,687	27,197
Pool# AL6521 5.00%, 4/1/2041	830,915	893,314
Pool# AL5863 4.50%, 6/1/2041	530,204	562,771
Pool# AI9920 4.00%, 9/1/2041	13,999	14,371
Pool# AI9851 4.50%, 9/1/2041	56,134	59,387
Pool# AJ1249 4.57%, 9/1/2041 (a)	104,197	108,985
Pool# AL0761 5.00%, 9/1/2041	607,014	652,911
Pool# AJ5431 4.50%, 10/1/2041	108,709	114,686
Pool# AL0933 5.00%, 10/1/2041	117,490	126,373
Pool# AJ4861 4.00%, 12/1/2041	220,613	228,340
Pool# AX5316 4.50%, 1/1/2042	20,523	21,737
Pool# AL2499 4.50%, 1/1/2042	9,403	9,950
Pool# AL1437 4.82%, 1/1/2042 (a)	44,944	47,305

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AX5297 5.00%, 1/1/2042	$26,704	$28,708
Pool# AW8167 3.50%, 2/1/2042	549,850	559,167
Pool# AK0714 4.92%, 2/1/2042 (a)	9,983	10,405
Pool# AB5185 3.50%, 5/1/2042	382,298	388,782
Pool# AO3575 4.50%, 5/1/2042	61,117	63,983
Pool# 890621 5.00%, 5/1/2042	81,118	87,206
Pool# AO4647 3.50%, 6/1/2042	639,949	650,805
Pool# AO8036 4.50%, 7/1/2042	913,245	965,860
Pool# AP1961 2.45%, 8/1/2042 (a)	106,377	110,630
Pool# AP2092 4.50%, 8/1/2042	32,896	34,234
Pool# AP6579 3.50%, 9/1/2042	711,759	723,831
Pool# AP7489 4.00%, 9/1/2042	491,325	508,532
Pool# AP6756 4.00%, 9/1/2042	14,874	15,381
Pool# AL2782 4.50%, 9/1/2042	87,761	92,762
Pool# AB6524 3.50%, 10/1/2042	1,225,361	1,246,146
Pool# AB7074 3.00%, 11/1/2042	1,024,325	1,017,565
Pool# AP8785 3.00%, 11/1/2042	137,206	136,299
Pool# AB6786 3.50%, 11/1/2042	415,866	422,920
Pool# AL2677 3.50%, 11/1/2042	186,844	190,013
Pool# AB7362 3.00%, 12/1/2042	555,659	551,988
Pool# MA1273 3.50%, 12/1/2042	297,710	303,173
Pool# AR4210 3.50%, 1/1/2043	258,397	262,779
Pool# AR8213 3.50%, 4/1/2043	250,143	254,385
Pool# AB9238 3.00%, 5/1/2043	699,078	694,459
Pool# AB9237 3.00%, 5/1/2043	488,640	485,412
Pool# AB9236 3.00%, 5/1/2043	114,060	113,307
Pool# AB9362 3.50%, 5/1/2043	501,995	511,283
Pool# AT4145 3.00%, 6/1/2043	239,789	238,208
Pool# AB9814 3.00%, 7/1/2043	655,891	651,557
Pool# AS0203 3.00%, 8/1/2043	292,773	290,838

27

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS0255 4.50%, 8/1/2043	$223,307	$235,004
Pool# AS0516 3.00%, 9/1/2043	303,867	301,859
Pool# AL6951 3.50%, 10/1/2043	447,938	455,531
Pool# BM4222 3.00%, 1/1/2044	420,543	417,778
Pool# AS2276 4.50%, 4/1/2044	379,125	398,985
Pool# AW1006 4.00%, 5/1/2044	165,301	172,667
Pool# AL7767 4.50%, 6/1/2044	13,208	13,991
Pool# AS3161 4.00%, 8/1/2044	473,385	488,592
Pool# BM4650 3.00%, 10/1/2044	773,821	768,844
Pool# CA0688 3.50%, 10/1/2044	258,735	263,628
Pool# BC5090 4.00%, 10/1/2044	68,530	70,762
Pool# AS3946 4.00%, 12/1/2044	597,217	621,804
Pool# AL8303 3.00%, 1/1/2045	138,773	137,856
Pool# BM4384 4.00%, 1/1/2045	167,664	173,182
Pool# BM3611 4.00%, 1/1/2045	115,542	119,546
Pool# BM3804 3.50%, 2/1/2045	47,050	47,854
Pool# AL9555 4.00%, 2/1/2045	1,483,530	1,535,398
Pool# AX9524 4.00%, 2/1/2045	459,233	479,695
Pool# AS4418 4.00%, 2/1/2045	330,050	344,754
Pool# AS4375 4.00%, 2/1/2045	230,430	240,696
Pool# AL6889 4.50%, 2/1/2045	98,124	103,783
Pool# BM3931 3.00%, 3/1/2045	94,609	93,933
Pool# AY1312 3.50%, 3/1/2045	954,952	972,621
Pool# AS4578 4.00%, 3/1/2045	155,668	162,604
Pool# BM3664 3.00%, 5/1/2045	423,069	420,274
Pool# AS4921 3.50%, 5/1/2045	666,492	677,279
Pool# AS5012 4.00%, 5/1/2045	607,602	634,674
Pool# BM5562 4.00%, 6/1/2045	147,713	152,676
Pool# AL7207 4.50%, 8/1/2045	120,172	127,094
Pool# AZ2947 4.00%, 9/1/2045	387,243	399,598

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BA2164 3.00%, 11/1/2045	$94,155	$93,241
Pool# AS6213 4.00%, 11/1/2045	40,095	41,373
Pool# AS6282 3.50%, 12/1/2045	1,123,952	1,142,144
Pool# AS6311 3.50%, 12/1/2045	868,598	879,837
Pool# BC0326 3.50%, 12/1/2045	202,563	205,185
Pool# AS6362 4.50%, 12/1/2045	25,617	27,041
Pool# AS6474 3.50%, 1/1/2046	147,885	150,936
Pool# AS6539 3.50%, 1/1/2046	131,183	133,888
Pool# AS6527 4.00%, 1/1/2046	134,724	139,009
Pool# BC2667 4.00%, 2/1/2046	43,450	44,829
Pool# AL9781 4.50%, 2/1/2046	203,897	215,996
Pool# BM4621 3.50%, 3/1/2046	121,743	123,918
Pool# BA6972 4.00%, 3/1/2046	48,437	49,976
Pool# BC0823 3.50%, 4/1/2046	206,068	208,615
Pool# AS7026 4.00%, 4/1/2046	259,181	267,381
Pool# AS7251 4.00%, 5/1/2046	327,967	338,321
Pool# AL8833 4.00%, 6/1/2046	163,839	171,138
Pool# AS7593 3.50%, 7/1/2046	791,855	803,128
Pool# AS7594 3.50%, 7/1/2046	729,171	739,552
Pool# AS7545 3.50%, 7/1/2046	323,646	327,533
Pool# AL8824 3.50%, 7/1/2046	94,109	96,034
Pool# BC1452 4.00%, 7/1/2046	917,792	947,105
Pool# MA2705 3.00%, 8/1/2046	540,563	534,982
Pool# BC1489 3.00%, 8/1/2046	47,396	46,977
Pool# BD4890 3.50%, 8/1/2046	668,315	676,264
Pool# AS7760 4.00%, 8/1/2046	211,795	219,645
Pool# AS7648 4.00%, 8/1/2046	187,863	193,760
Pool# AS7795 4.00%, 8/1/2046	140,148	144,547
Pool# BD3911 4.00%, 8/1/2046	23,705	24,448
Pool# BD3923 4.00%, 8/1/2046	16,978	17,508

28

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS7770 4.50%, 8/1/2046	$25,434	$26,625
Pool# AL8947 3.50%, 9/1/2046	29,673	30,149
Pool# AL9263 3.00%, 10/1/2046	102,610	101,630
Pool# BM3932 3.50%, 10/1/2046	212,095	214,670
Pool# AL9234 3.50%, 10/1/2046	53,297	54,378
Pool# BC4766 4.50%, 10/1/2046	36,423	38,113
Pool# AS8154 4.50%, 10/1/2046	23,977	25,075
Pool# BC9003 3.00%, 11/1/2046	143,285	141,806
Pool# MA2806 3.00%, 11/1/2046	115,469	114,213
Pool# AS8369 3.50%, 11/1/2046	586,895	595,250
Pool# BE5067 3.50%, 11/1/2046	441,706	447,420
Pool# BE5038 4.00%, 11/1/2046	24,598	25,763
Pool# MA2833 3.00%, 12/1/2046	2,772,295	2,743,671
Pool# AS8483 3.00%, 12/1/2046	730,396	722,855
Pool# BC9067 3.00%, 12/1/2046	134,503	133,114
Pool# AS8488 3.00%, 12/1/2046	132,179	130,978
Pool# AS8509 3.00%, 12/1/2046	27,319	27,092
Pool# BM1121 3.50%, 12/1/2046	492,275	501,200
Pool# AS8572 3.50%, 12/1/2046	427,250	432,085
Pool# AS8417 3.50%, 12/1/2046	198,360	200,605
Pool# AS8492 3.50%, 12/1/2046	112,235	114,499
Pool# AS8650 3.00%, 1/1/2047	936,616	926,873
Pool# AL9697 3.00%, 1/1/2047	348,200	345,035
Pool# AS8647 3.00%, 1/1/2047	257,471	255,012
Pool# BE5775 3.00%, 1/1/2047	204,434	202,323
Pool# AS8692 3.50%, 1/1/2047	289,358	292,884
Pool# BM3204 3.50%, 1/1/2047	201,737	205,817
Pool# BD2440 3.50%, 1/1/2047	71,007	71,819
Pool# AL9774 3.50%, 1/1/2047	68,074	69,535
Pool# BE7115 4.50%, 1/1/2047	15,834	16,513
Pool# MA2895 3.00%, 2/1/2047	3,624,228	3,586,801

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BF0203 3.00%, 2/1/2047	$426,013	$416,818
Pool# BM3688 3.50%, 2/1/2047	460,270	466,220
Pool# BD5046 3.50%, 2/1/2047	82,519	83,453
Pool# BF0206 4.00%, 2/1/2047	97,282	100,352
Pool# AL9859 3.00%, 3/1/2047	616,416	610,050
Pool# AL9848 3.00%, 3/1/2047	363,543	359,789
Pool# AS8966 4.00%, 3/1/2047	77,548	79,972
Pool# AS8979 4.50%, 3/1/2047	48,481	51,170
Pool# AS9463 3.50%, 4/1/2047	377,819	384,670
Pool# AS9451 3.50%, 4/1/2047	370,242	374,303
Pool# BD7122 4.00%, 4/1/2047	686,773	708,241
Pool# AS9467 4.00%, 4/1/2047	20,899	21,704
Pool# AS9470 4.50%, 4/1/2047	167,365	176,506
Pool# BH0304 4.50%, 4/1/2047	29,447	30,886
Pool# AS9562 3.00%, 5/1/2047	66,030	65,338
Pool# BM3237 3.50%, 5/1/2047	253,968	260,067
Pool# AS9577 3.50%, 5/1/2047	204,623	207,764
Pool# AS9586 4.00%, 5/1/2047	1,146,462	1,193,613
Pool# BM1268 4.00%, 5/1/2047	338,538	351,626
Pool# BE3670 3.50%, 6/1/2047	467,363	472,326
Pool# AS9794 3.50%, 6/1/2047	210,376	214,346
Pool# BM3549 4.00%, 6/1/2047	285,833	294,958
Pool# BE3702 4.00%, 6/1/2047	189,214	195,129
Pool# BM1295 4.50%, 6/1/2047	163,145	171,670
Pool# BE9624 4.50%, 6/1/2047	97,640	102,081
Pool# BM3801 3.00%, 7/1/2047	323,240	319,903
Pool# BM1551 3.50%, 7/1/2047	276,016	281,021
Pool# AS9909 3.50%, 7/1/2047	152,200	154,809
Pool# AS9973 4.00%, 7/1/2047	24,252	25,010
Pool# 890673 3.00%, 8/1/2047	259,908	257,272

29

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA3087 3.50%, 8/1/2047	$561,247	$567,272
Pool# BM1658 3.50%, 8/1/2047	266,034	269,969
Pool# BH7375 3.50%, 8/1/2047	159,030	160,737
Pool# CA0123 4.00%, 8/1/2047	344,016	358,505
Pool# BH2597 4.00%, 8/1/2047	243,982	251,609
Pool# CA0148 4.50%, 8/1/2047	186,485	194,967
Pool# CA0407 3.50%, 9/1/2047	442,258	446,801
Pool# CA0265 4.00%, 9/1/2047	773,095	797,262
Pool# CA0392 4.00%, 9/1/2047	123,780	127,503
Pool# BM3556 4.00%, 9/1/2047	46,605	48,804
Pool# CA0487 3.50%, 10/1/2047	801,136	809,272
Pool# BM1959 3.50%, 10/1/2047	279,368	285,004
Pool# CA0493 4.00%, 10/1/2047	566,589	584,301
Pool# CA0549 4.00%, 10/1/2047	155,468	160,328
Pool# CA0496 4.50%, 10/1/2047	176,651	187,443
Pool# CA0623 4.50%, 10/1/2047	45,872	47,953
Pool# CA0693 3.50%, 11/1/2047	641,893	648,412
Pool# BM3358 3.50%, 11/1/2047	71,709	73,582
Pool# CA0696 4.00%, 11/1/2047	538,751	555,316
Pool# CA0808 4.00%, 11/1/2047	167,709	172,909
Pool# BM3191 4.00%, 11/1/2047	69,545	71,737
Pool# BM3379 3.00%, 12/1/2047	435,375	432,045
Pool# BJ1699 4.00%, 12/1/2047	197,436	204,456
Pool# BH7040 4.50%, 12/1/2047	51,814	54,143
Pool# CA1015 4.00%, 1/1/2048	307,138	316,420
Pool# CA1025 4.50%, 1/1/2048	1,077,646	1,126,494
Pool# CA1242 3.50%, 2/1/2048	120,561	122,902
Pool# MA3277 4.00%, 2/1/2048	419,551	432,313
Pool# BK1972 4.50%, 3/1/2048	50,070	52,625
Pool# CA1510 3.50%, 4/1/2048	165,669	167,351

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# CA1531 3.50%, 4/1/2048	$49,130	$50,084
Pool# CA1551 4.00%, 4/1/2048	2,765,234	2,847,217
Pool# CA1560 4.50%, 4/1/2048	110,951	116,805
Pool# BJ2681 5.00%, 4/1/2048	36,942	38,931
Pool# BM4024 3.50%, 5/1/2048	25,015	25,498
Pool# MA3358 4.50%, 5/1/2048	594,199	620,841
Pool# MA3384 4.00%, 6/1/2048	98,222	101,060
Pool# CA1898 4.50%, 6/1/2048	169,031	179,457
Pool# CA1951 4.00%, 7/1/2048	167,143	172,013
Pool# CA1988 4.50%, 7/1/2048	138,077	144,254
Pool# BK6577 4.50%, 7/1/2048	41,958	43,785
Pool# CA2065 5.00%, 7/1/2048	90,000	95,797
Pool# CA2376 4.00%, 9/1/2048	362,576	372,862
Pool# BM4664 4.50%, 10/1/2048	123,967	130,832
Pool# MA3536 4.00%, 12/1/2048	479,638	492,925
Pool# CA2779 4.50%, 12/1/2048	147,896	156,200
Pool# BN3944 4.00%, 1/1/2049	100,860	104,406
Pool# BN6135 4.00%, 2/1/2049	238,391	244,831
Pool# BF0200 3.50%, 11/1/2051	442,994	449,010
FNMA TBA
4.00%, 5/25/2033	450,000	463,339
3.00%, 5/25/2034	429,598	431,754
3.50%, 5/25/2034	287,000	293,066
5.00%, 5/25/2047	147,000	154,933
5.50%, 5/25/2047	23,000	24,568
2.50%, 5/25/2048	300,000	288,477
3.50%, 5/25/2049	817,000	824,388
4.00%, 5/25/2049	3,098,750	3,179,971
4.50%, 5/25/2049	2,564,000	2,667,912
GNMA I Pool
Pool# 279461 9.00%, 11/15/2019	13	13
Pool# 376510 7.00%, 5/15/2024	597	624
Pool# 457801 7.00%, 8/15/2028	1,748	1,861
Pool# 486936 6.50%, 2/15/2029	919	1,029
Pool# 502969 6.00%, 3/15/2029	2,519	2,722
Pool# 487053 7.00%, 3/15/2029	1,289	1,388

30

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 781014 6.00%, 4/15/2029	$2,102	$2,332
Pool# 509099 7.00%, 6/15/2029	2,289	2,328
Pool# 470643 7.00%, 7/15/2029	8,943	9,314
Pool# 434505 7.50%, 8/15/2029	39	39
Pool# 416538 7.00%, 10/15/2029	104	104
Pool# 524269 8.00%, 11/15/2029	4,101	4,109
Pool# 781124 7.00%, 12/15/2029	6,416	7,333
Pool# 507396 7.50%, 9/15/2030	29,983	30,894
Pool# 531352 7.50%, 9/15/2030	1,853	1,894
Pool# 536334 7.50%, 10/15/2030	129	131
Pool# 540659 7.00%, 1/15/2031	592	597
Pool# 486019 7.50%, 1/15/2031	666	685
Pool# 535388 7.50%, 1/15/2031	406	412
Pool# 537406 7.50%, 2/15/2031	254	255
Pool# 528589 6.50%, 3/15/2031	23,852	25,994
Pool# 508473 7.50%, 4/15/2031	2,868	3,019
Pool# 544470 8.00%, 4/15/2031	1,826	1,830
Pool# 781287 7.00%, 5/15/2031	3,076	3,502
Pool# 781319 7.00%, 7/15/2031	933	1,085
Pool# 485879 7.00%, 8/15/2031	5,313	5,827
Pool# 572554 6.50%, 9/15/2031	32,028	34,903
Pool# 781328 7.00%, 9/15/2031	3,026	3,495
Pool# 555125 7.00%, 9/15/2031	466	469
Pool# 550991 6.50%, 10/15/2031	554	604
Pool# 571267 7.00%, 10/15/2031	780	866
Pool# 574837 7.50%, 11/15/2031	1,439	1,461
Pool# 555171 6.50%, 12/15/2031	926	1,009
Pool# 781380 7.50%, 12/15/2031	928	1,092
Pool# 781481 7.50%, 1/15/2032	4,454	5,208
Pool# 580972 6.50%, 2/15/2032	135	147

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 781401 7.50%, 2/15/2032	$2,772	$3,280
Pool# 781916 6.50%, 3/15/2032	44,705	49,891
Pool# 552474 7.00%, 3/15/2032	3,474	3,886
Pool# 781478 7.50%, 3/15/2032	1,725	2,032
Pool# 781429 8.00%, 3/15/2032	3,015	3,609
Pool# 781431 7.00%, 4/15/2032	11,168	13,035
Pool# 552616 7.00%, 6/15/2032	28,591	31,755
Pool# 570022 7.00%, 7/15/2032	10,637	12,090
Pool# 595077 6.00%, 10/15/2032	6,058	6,828
Pool# 596657 7.00%, 10/15/2032	2,896	2,947
Pool# 552903 6.50%, 11/15/2032	88,435	96,771
Pool# 552952 6.00%, 12/15/2032	3,973	4,345
Pool# 602102 6.00%, 2/15/2033	10,934	11,813
Pool# 588192 6.00%, 2/15/2033	3,860	4,181
Pool# 553144 5.50%, 4/15/2033	17,841	19,702
Pool# 604243 6.00%, 4/15/2033	8,127	9,111
Pool# 611526 6.00%, 5/15/2033	6,149	6,643
Pool# 553320 6.00%, 6/15/2033	22,415	25,252
Pool# 573916 6.00%, 11/15/2033	24,675	26,659
Pool# 604788 6.50%, 11/15/2033	56,107	61,770
Pool# 781688 6.00%, 12/15/2033	28,199	31,775
Pool# 604875 6.00%, 12/15/2033	22,458	25,303
Pool# 781690 6.00%, 12/15/2033	11,356	12,797
Pool# 781699 7.00%, 12/15/2033	4,207	4,749
Pool# 621856 6.00%, 1/15/2034	24,272	26,224
Pool# 564799 6.00%, 3/15/2034	35,386	38,691
Pool# 630038 6.50%, 8/15/2034	46,889	51,098
Pool# 781804 6.00%, 9/15/2034	31,477	35,440
Pool# 781847 6.00%, 12/15/2034	24,897	28,068
Pool# 486921 5.50%, 2/15/2035	8,951	9,891

31

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 781902 6.00%, 2/15/2035	$26,603	$29,499
Pool# 649513 5.50%, 10/15/2035	212,911	231,944
Pool# 649510 5.50%, 10/15/2035	117,668	128,755
Pool# 652207 5.50%, 3/15/2036	31,575	33,657
Pool# 655519 5.00%, 5/15/2036	14,722	15,356
Pool# 652539 5.00%, 5/15/2036	12,463	13,308
Pool# 606308 5.50%, 5/15/2036	19,845	21,915
Pool# 606314 5.50%, 5/15/2036	5,198	5,542
Pool# 656666 6.00%, 6/15/2036	26,345	29,147
Pool# 657912 6.50%, 8/15/2036	3,454	3,764
Pool# 704630 5.50%, 7/15/2039	34,959	37,896
Pool# 757039 4.00%, 12/15/2040	260,455	270,870
Pool# 757038 4.00%, 12/15/2040	205,823	214,583
Pool# 755656 4.00%, 12/15/2040	83,318	86,829
Pool# 757044 4.00%, 12/15/2040	83,021	85,978
Pool# 742235 4.00%, 12/15/2040	76,468	79,323
Pool# 755655 4.00%, 12/15/2040	54,129	56,293
Pool# 757043 4.00%, 12/15/2040	38,920	40,574
Pool# 756631 4.00%, 12/15/2040	22,943	23,915
Pool# 755959 4.00%, 1/15/2041	185,832	193,733
Pool# 742244 4.00%, 1/15/2041	181,196	188,452
Pool# 753826 4.00%, 1/15/2041	78,431	81,578
Pool# 690662 4.00%, 1/15/2041	65,615	68,251
Pool# 719486 4.00%, 1/15/2041	25,230	26,019
Pool# 757557 4.00%, 2/15/2041	42,796	44,488
Pool# 757555 4.00%, 2/15/2041	40,460	42,119
Pool# AD6012 3.50%, 4/15/2043	343,452	350,894
Pool# AD7471 3.50%, 4/15/2043	324,643	331,674
Pool# AA6307 3.50%, 4/15/2043	212,210	216,806
Pool# AD9472 3.50%, 4/15/2043	192,859	197,038

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AD7472 3.50%, 4/15/2043	$153,434	$156,755
Pool# AB3946 3.50%, 4/15/2043	97,495	99,593
Pool# AA6403 3.00%, 5/15/2043	749,559	751,273
Pool# 783781 3.50%, 6/15/2043	103,412	105,666
Pool# 784015 3.00%, 7/15/2043	41,550	41,581
Pool# 784714 3.00%, 1/15/2044	155,000	155,139
Pool# 784459 3.00%, 12/15/2046	110,312	110,141
Pool# 784355 4.00%, 12/15/2046	89,044	91,935
Pool# 784500 3.00%, 2/15/2047	159,913	159,732
Pool# 784458 3.50%, 12/15/2047	279,393	285,176
GNMA II Pool
Pool# 3851 5.50%, 5/20/2036	164,465	180,145
Pool# 4559 5.00%, 10/20/2039	259,005	276,842
Pool# 4715 5.00%, 6/20/2040	261,922	283,121
Pool# 4747 5.00%, 7/20/2040	145,032	155,527
Pool# 4771 4.50%, 8/20/2040	440,110	462,805
Pool# 4834 4.50%, 10/20/2040	1,159,162	1,218,922
Pool# 737727 4.00%, 12/20/2040	862,902	894,436
Pool# 737730 4.00%, 12/20/2040	274,116	284,167
Pool# 4923 4.50%, 1/20/2041	168,008	176,687
Pool# 4978 4.50%, 3/20/2041	25,338	26,646
Pool# 5017 4.50%, 4/20/2041	274,314	288,456
Pool# 5082 4.50%, 6/20/2041	459,178	482,859
Pool# 5175 4.50%, 9/20/2041	332,770	349,893
Pool# 675523 3.50%, 3/20/2042	331,922	337,754
Pool# MA0392 3.50%, 9/20/2042	1,222,131	1,246,776
Pool# MA0534 3.50%, 11/20/2042	1,675,552	1,709,358
Pool# MA0698 3.00%, 1/20/2043	407,223	407,075
Pool# MA0852 3.50%, 3/20/2043	749,503	767,847
Pool# MA0934 3.50%, 4/20/2043	879,568	897,299
Pool# AF1001 3.50%, 6/20/2043	255,215	259,952

32

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA1376 4.00%, 10/20/2043	$750,132	$778,295
Pool# AJ9335 3.50%, 10/20/2044	24,329	24,757
Pool# MA2754 3.50%, 4/20/2045	352,352	358,899
Pool# MA2824 2.50%, 5/20/2045	376,349	367,420
Pool# MA2825 3.00%, 5/20/2045	715,251	714,991
Pool# MA2891 3.00%, 6/20/2045	1,887,169	1,886,484
Pool# AO1103 3.50%, 9/20/2045	562,684	572,598
Pool# AO1099 3.50%, 9/20/2045	19,367	19,710
Pool# MA3106 4.00%, 9/20/2045	104,958	108,584
Pool# MA3172 3.00%, 10/20/2045	205,570	205,496
Pool# MA3173 3.50%, 10/20/2045	13,289	13,536
Pool# MA3174 4.00%, 10/20/2045	19,570	20,226
Pool# MA3243 3.00%, 11/20/2045	179,578	179,513
Pool# MA3244 3.50%, 11/20/2045	244,537	249,389
Pool# MA3309 3.00%, 12/20/2045	360,857	360,726
Pool# MA3310 3.50%, 12/20/2045	99,750	101,606
Pool# MA3377 4.00%, 1/20/2046	53,884	55,704
Pool# 784119 3.00%, 2/20/2046	716,185	717,696
Pool# MA3521 3.50%, 3/20/2046	590,611	601,594
Pool# MA3522 4.00%, 3/20/2046	561,889	581,551
Pool# MA3596 3.00%, 4/20/2046	336,637	336,514
Pool# MA3597 3.50%, 4/20/2046	106,335	108,312
Pool# MA3662 3.00%, 5/20/2046	610,036	610,002
Pool# MA3735 3.00%, 6/20/2046	697,696	697,229
Pool# MA3736 3.50%, 6/20/2046	2,047,606	2,085,670
Pool# MA3802 3.00%, 7/20/2046	1,225,506	1,225,062
Pool# MA3804 4.00%, 7/20/2046	51,147	52,902
Pool# MA3873 3.00%, 8/20/2046	1,214,762	1,214,322
Pool# MA3876 4.50%, 8/20/2046	19,437	20,316
Pool# MA3936 3.00%, 9/20/2046	1,069,177	1,069,446

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA3939 4.50%, 9/20/2046	$11,338	$11,890
Pool# MA4004 3.50%, 10/20/2046	1,090,159	1,110,422
Pool# MA4126 3.00%, 12/20/2046	2,273,663	2,272,838
Pool# MA4127 3.50%, 12/20/2046	509,104	518,571
Pool# MA4194 2.50%, 1/20/2047	417,453	406,507
Pool# MA4196 3.50%, 1/20/2047	69,712	71,002
Pool# MA4261 3.00%, 2/20/2047	527,912	527,640
Pool# MA4262 3.50%, 2/20/2047	3,668,789	3,736,700
Pool# MA4264 4.50%, 2/20/2047	25,028	26,319
Pool# MA4321 3.50%, 3/20/2047	1,676,035	1,706,909
Pool# MA4382 3.50%, 4/20/2047	551,363	561,399
Pool# AZ1974 3.50%, 4/20/2047	224,775	228,695
Pool# MA4384 4.50%, 4/20/2047	26,434	27,613
Pool# MA4512 4.50%, 6/20/2047	77,124	80,568
Pool# MA4585 3.00%, 7/20/2047	41,817	41,764
Pool# MA4587 4.00%, 7/20/2047	116,781	120,371
Pool# BC1888 3.50%, 8/20/2047	331,058	336,880
Pool# MA4652 3.50%, 8/20/2047	298,450	303,728
Pool# 784471 3.50%, 8/20/2047	259,541	263,892
Pool# MA4653 4.00%, 8/20/2047	43,135	44,436
Pool# 784408 3.50%, 10/20/2047	146,996	149,704
Pool# MA4836 3.00%, 11/20/2047	433,389	432,510
Pool# MA4837 3.50%, 11/20/2047	627,967	638,879
Pool# MA4838 4.00%, 11/20/2047	1,960,730	2,019,859
Pool# MA4899 3.00%, 12/20/2047	442,476	441,556
Pool# MA4900 3.50%, 12/20/2047	682,934	694,764
Pool# 784421 3.50%, 12/20/2047	281,595	287,278
Pool# MA4962 3.50%, 1/20/2048	669,675	681,228
Pool# MA5078 4.00%, 3/20/2048	1,184,074	1,219,782
Pool# 784480 3.50%, 4/20/2048	115,305	117,472

33

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 784479 3.50%, 4/20/2048	$72,865	$74,344
Pool# 784481 3.50%, 4/20/2048	25,624	25,982
Pool# MA5137 4.00%, 4/20/2048	487,455	502,155
Pool# BD4034 4.00%, 4/20/2048	71,490	73,837
Pool# MA5139 5.00%, 4/20/2048	130,330	136,387
Pool# MA5192 4.00%, 5/20/2048	1,758,799	1,811,839
Pool# MA5194 5.00%, 5/20/2048	65,082	67,934
Pool# MA5265 4.50%, 6/20/2048	1,006,774	1,048,581
Pool# MA5331 4.50%, 7/20/2048	368,473	383,310
Pool# MA5398 4.00%, 8/20/2048	1,075,481	1,107,914
Pool# MA5399 4.50%, 8/20/2048	813,899	846,459
Pool# BJ2692 4.00%, 11/20/2048	49,636	51,141
Pool# MA5597 5.00%, 11/20/2048	102,253	107,003
Pool# 784656 4.50%, 12/20/2048	355,491	370,039
Pool# BK2856 4.50%, 12/20/2048	55,246	57,507
Pool# MA5711 4.50%, 1/20/2049	157,217	163,529
Pool# MA5764 4.50%, 2/20/2049	249,953	259,922
Pool# MA5818 4.50%, 3/20/2049	249,512	259,464
Pool# MA5878 5.00%, 4/20/2049	83,966	88,057
GNMA TBA
2.50%, 5/15/2048	35,000	34,078
3.00%, 5/15/2048	41,000	40,900
4.00%, 5/15/2048	3,424,500	3,526,432
3.50%, 5/15/2049	1,307,000	1,328,545
4.50%, 5/15/2049	1,604,000	1,663,116
5.00%, 5/15/2049	952,000	993,371

Total Mortgage-Backed Securities (cost $234,150,669)		233,614,351

Municipal Bonds 0.7%
California 0.3%
Bay Area Toll Authority, RB
Series F-2, 6.26%, 4/1/2049	150,000	214,536
Series S-3, 6.91%, 10/1/2050	100,000	151,455
California State, GO, 7.60%, 11/1/2040	100,000	155,915
East Bay Municipal Utility District, RB, 5.87%, 6/1/2040	100,000	130,524
Los Angeles Community College District, GO, 6.75%, 8/1/2049	100,000	149,080

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	$100,000	$133,999
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	210,000	302,696
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	125,000	170,818
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	238,584
State of California, GO 7.55%, 4/1/2039	125,000	191,025
7.63%, 3/1/2040	220,000	334,862
University of California, RB
Series AX, 3.06%, 7/1/2025	50,000	50,949
Series R, 5.77%, 5/15/2043	50,000	62,902
Series AD, 4.86%, 5/15/2112	200,000	218,688

		2,506,033

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/1/2030	200,000	219,308

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	149,000	180,397

Illinois 0.1%
State of Illinois, GO, 5.10%, 6/1/2033	435,000	427,575

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 6/1/2040	150,000	185,855

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	150,000	185,391
New Jersey Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	165,000	247,576
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	304,582

		737,549

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	140,000	206,325
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Taxable, Second General Resolution, RB, 5.88%, 6/15/2044	100,000	133,804
New York City Transitional Finance Authority, Future Tax Secured, RB, Series B, 5.57%, 11/1/2038	100,000	120,658

34

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

New York (continued)
Port Authority of New York & New Jersey, RB 6.04%, 12/1/2029	$300,000	$375,897
4.46%, 10/1/2062	100,000	112,950

		949,634

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 6/30/2028	200,000	229,272

Texas 0.1%
Dallas Independent School District, Texas School Building, GO, PSF-GTD, Series C, 6.45%, 2/15/2035	150,000	159,469
Texas State Taxable Build America Bond, GO, 5.52%, 4/1/2039	50,000	63,112
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	100,000	116,221

		338,802

Wisconsin 0.0%†
State of Wisconsin Bond, RB, Series C, 3.15%, 5/1/2027	20,000	20,193

Total Municipal Bonds (cost $5,007,963)		5,794,618

Supranational 1.2%
Asian Development Bank 1.75%, 6/8/2021	500,000	494,045
2.50%, 11/2/2027	500,000	495,985
2.75%, 1/19/2028	200,000	202,245
European Bank for Reconstruction & Development, 2.75%, 3/7/2023	250,000	253,710
European Investment Bank 1.38%, 6/15/2020	500,000	494,269
1.63%, 6/15/2021	500,000	492,605
1.38%, 9/15/2021	750,000	733,480
2.25%, 3/15/2022	750,000	748,059
2.63%, 3/15/2024	500,000	505,276
2.50%, 10/15/2024	500,000	502,171
Inter-American Development Bank 1.63%, 5/12/2020	250,000	247,887
1.88%, 3/15/2021	250,000	247,892
2.13%, 1/18/2022	500,000	497,269
1.75%, 9/14/2022	250,000	245,298
2.63%, 1/16/2024	500,000	504,817
2.00%, 6/2/2026	200,000	193,602
International Bank for Reconstruction & Development
2.75%, 7/23/2021	1,250,000	1,261,430
7.63%, 1/19/2023	677,000	802,315
3.00%, 9/27/2023	250,000	257,018
2.50%, 3/19/2024	500,000	502,862

Supranational (continued)

	Principal Amount	Value

2.50%, 7/29/2025	$250,000	$250,440
International Finance Corp., 2.25%, 1/25/2021	500,000	498,865

Total Supranational (cost $10,351,757)		10,431,540

U.S. Government Agency Securities 1.3%
FFCB, 2.85%, 9/20/2021	745,000	753,838
FHLB
3.63%, 6/11/2021	1,200,000	1,232,246
3.13%, 6/13/2025	1,075,000	1,105,649
5.50%, 7/15/2036	300,000	397,241
FHLMC
2.38%, 2/16/2021	2,000,000	2,001,080
1.13%, 8/12/2021	1,137,000	1,107,809
2.38%, 1/13/2022	1,650,000	1,653,439
6.75%, 9/15/2029	388,000	525,675
6.75%, 3/15/2031	400,000	556,829
6.25%, 7/15/2032	365,000	503,421
FNMA
2.63%, 1/11/2022	355,000	357,852
6.25%, 5/15/2029	500,000	651,745
Tennessee Valley Authority, 4.88%, 1/15/2048	300,000	375,836

Total U.S. Government Agency Securities (cost $10,735,726)		11,222,660

U.S. Treasury Obligations 38.4%
U.S. Treasury Bonds
8.13%, 8/15/2021	1,800,000	2,032,875
7.13%, 2/15/2023	1,000,000	1,175,156
6.25%, 8/15/2023	869,000	1,008,923
6.00%, 2/15/2026	1,444,500	1,768,440
5.50%, 8/15/2028	5,300,000	6,614,648
5.25%, 11/15/2028	2,500,000	3,079,785
4.50%, 5/15/2038	500,000	632,344
4.50%, 8/15/2039	185,000	234,784
4.38%, 11/15/2039	1,080,000	1,349,452
3.88%, 8/15/2040	600,000	701,719
4.25%, 11/15/2040	500,000	615,195
3.75%, 8/15/2041	2,900,000	3,328,316
3.13%, 11/15/2041	2,000,000	2,086,406
3.13%, 2/15/2042	2,650,000	2,760,555
3.13%, 2/15/2043	1,250,000	1,298,437
3.63%, 8/15/2043	2,000,000	2,251,328
3.75%, 11/15/2043	1,850,000	2,124,537
3.63%, 2/15/2044	800,000	900,937
3.38%, 5/15/2044	1,700,000	1,839,652
3.13%, 8/15/2044	2,400,000	2,488,313
3.00%, 11/15/2044	7,000,000	7,101,719
3.00%, 5/15/2045	800,000	811,812
2.88%, 8/15/2045	2,500,000	2,477,051
3.00%, 11/15/2045	3,200,000	3,246,625
2.50%, 2/15/2046	3,250,000	2,987,715
2.50%, 5/15/2046	2,950,000	2,709,967
2.25%, 8/15/2046	6,000,000	5,224,688
2.88%, 11/15/2046	2,700,000	2,671,840

35

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

3.00%, 2/15/2047	$400,000	$405,734
3.00%, 5/15/2047	1,600,000	1,620,688
2.75%, 8/15/2047	1,000,000	963,008
3.00%, 8/15/2048	1,250,000	1,264,014
U.S. Treasury Notes
1.50%, 5/15/2020	2,500,000	2,477,344
3.50%, 5/15/2020	2,000,000	2,022,109
1.50%, 5/31/2020	4,500,000	4,457,285
2.50%, 5/31/2020	3,000,000	3,003,633
1.50%, 7/15/2020	3,500,000	3,464,453
1.38%, 8/31/2020	1,000,000	987,148
2.13%, 8/31/2020	2,000,000	1,994,141
2.63%, 8/31/2020	4,500,000	4,515,996
1.75%, 10/31/2020	5,500,000	5,453,809
2.63%, 11/15/2020	2,360,000	2,370,417
1.63%, 11/30/2020	2,000,000	1,978,359
2.00%, 11/30/2020	2,000,000	1,989,922
1.75%, 12/31/2020	8,000,000	7,926,250
2.38%, 12/31/2020	3,000,000	3,003,047
2.13%, 1/31/2021	3,000,000	2,990,508
2.25%, 2/15/2021	6,000,000	5,994,844
3.63%, 2/15/2021	2,500,000	2,557,617
2.50%, 2/28/2021	10,000,000	10,036,719
2.25%, 3/31/2021	3,000,000	2,998,242
2.25%, 4/30/2021	2,000,000	1,999,062
3.13%, 5/15/2021	1,250,000	1,270,850
1.38%, 5/31/2021	2,000,000	1,963,516
1.13%, 6/30/2021	2,000,000	1,952,578
2.13%, 6/30/2021	3,500,000	3,489,746
2.88%, 10/15/2021	6,500,000	6,595,469
1.75%, 11/30/2021	2,000,000	1,975,000
2.00%, 12/31/2021	2,000,000	1,988,047
1.50%, 1/31/2022	2,000,000	1,960,391
1.75%, 2/28/2022	3,000,000	2,959,453
1.75%, 3/31/2022	1,000,000	986,211
1.75%, 4/30/2022	2,000,000	1,971,250
1.88%, 4/30/2022	2,000,000	1,978,203
1.75%, 5/15/2022	1,700,000	1,675,230
1.75%, 5/31/2022	2,000,000	1,970,313
1.75%, 6/30/2022	1,000,000	985,273
2.13%, 6/30/2022	500,000	498,203
1.88%, 7/31/2022	4,000,000	3,953,438
2.00%, 7/31/2022	4,500,000	4,464,844
1.63%, 8/15/2022	5,200,000	5,097,828
1.63%, 8/31/2022	5,000,000	4,899,609
1.88%, 8/31/2022	3,500,000	3,457,891
1.75%, 9/30/2022	2,000,000	1,967,109
1.88%, 9/30/2022	2,500,000	2,469,824
2.00%, 11/30/2022	1,400,000	1,387,641
2.13%, 12/31/2022	5,500,000	5,475,078
1.50%, 2/28/2023	1,000,000	972,109
1.50%, 3/31/2023	2,500,000	2,428,711
1.63%, 4/30/2023	2,000,000	1,951,094
1.63%, 5/31/2023	2,000,000	1,949,687
1.38%, 6/30/2023	2,700,000	2,604,445
2.50%, 8/15/2023	3,800,000	3,835,180
1.38%, 8/31/2023	3,700,000	3,563,273
2.75%, 8/31/2023	2,000,000	2,038,906
2.13%, 11/30/2023	3,900,000	3,874,102
2.25%, 12/31/2023	11,500,000	11,482,930
2.25%, 1/31/2024	1,000,000	998,398

U.S. Treasury Obligations (continued)

	Principal Amount	Value

2.75%, 2/15/2024	$4,500,000	$4,594,219
2.13%, 3/31/2024	1,000,000	992,578
2.00%, 4/30/2024	2,000,000	1,972,422
2.25%, 4/30/2024	2,700,000	2,695,887
2.50%, 5/15/2024	1,700,000	1,716,535
2.00%, 5/31/2024	3,500,000	3,450,645
2.00%, 6/30/2024	1,500,000	1,478,086
2.13%, 7/31/2024	1,500,000	1,486,816
1.88%, 8/31/2024	1,000,000	978,555
2.13%, 9/30/2024	2,000,000	1,980,703
2.25%, 10/31/2024	1,000,000	996,445
2.25%, 11/15/2024	3,160,000	3,147,656
2.13%, 11/30/2024	1,200,000	1,187,672
2.50%, 1/31/2025	1,500,000	1,513,594
2.00%, 2/15/2025	6,500,000	6,379,648
2.75%, 2/28/2025	1,500,000	1,533,281
2.13%, 5/15/2025	1,600,000	1,578,688
2.00%, 8/15/2025	2,000,000	1,956,250
3.00%, 10/31/2025	500,000	518,457
2.25%, 11/15/2025	1,500,000	1,487,813
1.63%, 2/15/2026	1,500,000	1,427,871
1.63%, 5/15/2026	2,000,000	1,899,297
1.50%, 8/15/2026	6,400,000	6,008,500
2.00%, 11/15/2026	2,700,000	2,620,793
2.25%, 2/15/2027	5,300,000	5,228,574
2.38%, 5/15/2027	4,000,000	3,979,062
2.25%, 8/15/2027	3,500,000	3,444,355
2.25%, 11/15/2027	10,370,000	10,192,576
2.63%, 2/15/2029	1,657,000	1,673,894

Total U.S. Treasury Obligations (cost $322,461,780)		323,210,270

Total Investments before TBA Sale Commitments (cost $830,223,466) — 99.3%		836,894,009

TBA Sale Commitments (0.2)%
Mortgage-Backed Securities (0.2)%
FNMA TBA 2.50%, 5/25/2033	(36,000)	(35,622)
3.00%, 5/25/2049	(1,623,000)	(1,603,885)

Total TBA Sale Commitments (cost $(1,640,601))		(1,639,507)

Other assets in excess of liabilities — 0.9%		7,222,465

NET ASSETS — 100.0%		$842,476,967

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of April 30, 2019.

36

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund (Continued)

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2019.

(c)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $4,054,539 which represents 0.48% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2019.

(e)	Investment in affiliate.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $43,859)	$79,500
Investment securities of unaffiliated issuers, at value (cost $830,179,607)	836,814,509
Cash	38,397,273
Interest receivable	5,340,273
Security lending income receivable	21
Receivable for investments sold	7,423,797
Receivable for capital shares issued	209,143
Reclaims receivable	630
Prepaid expenses	43,873

Total Assets	888,309,019

Liabilities:
Payable for investments purchased	43,007,545
Distributions payable	74,915
Payable for capital shares redeemed	805,559
TBA Sale Commitments, at value (proceeds $1,640,601)	1,639,507
Accrued expenses and other payables:
Investment advisory fees	114,242
Fund administration fees	40,848
Distribution fees	46,712
Administrative servicing fees	32,622
Accounting and transfer agent fees	10,119
Trustee fees	2,091
Custodian fees	9,179
Compliance program costs (Note 3)	653
Professional fees	30,055
Printing fees	13,327
Other	4,678

Total Liabilities	45,832,052

Net Assets	$842,476,967

Represented by:
Capital	$846,781,049
Total distributable earnings (loss)	(4,304,082)

Net Assets	$842,476,967

Net Assets:
Class A Shares	$223,614,218
Class C Shares	1,236,546
Class R6 Shares	610,828,381
Institutional Service Class Shares	6,797,822

Total	$842,476,967

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	20,492,134
Class C Shares	113,323
Class R6 Shares	56,089,500
Institutional Service Class Shares	624,325

Total	77,319,282

38

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.91
Class C Shares (b)	$10.91
Class R6 Shares	$10.89
Institutional Service Class Shares	$10.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.16

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$11,902,289
Interest income from affiliated issuers	2,528
Income from securities lending (Note 2)	620
Dividend income from unaffiliated issuers	38

Total Income	11,905,475

EXPENSES:
Investment advisory fees	730,548
Fund administration fees	135,829
Distribution fees Class A	259,630
Distribution fees Class C	5,956
Administrative servicing fees Class A	169,963
Administrative servicing fees Class C	596
Administrative servicing fees Institutional Service Class	5,807
Registration and filing fees	26,866
Professional fees	38,986
Printing fees	10,348
Trustee fees	13,219
Custodian fees	17,863
Accounting and transfer agent fees	24,448
Compliance program costs (Note 3)	1,909
Other	11,111

Total expenses before fees waived	1,453,079

Investment advisory fees waived (Note 3)	(27,914)

Net Expenses	1,425,165

NET INVESTMENT INCOME	10,480,310

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	(13,623)
Closed short positions in securities (Note 2)	(58,589)

Net realized losses	(72,212)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(751)
Investment securities of unaffiliated issuers	30,680,410
Short positions in securities (Note 2)	1,094

Net change in unrealized appreciation/depreciation	30,680,753

Net realized/unrealized gains	30,608,541

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,088,851

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$10,480,310	$21,170,642
Net realized losses	(72,212)	(8,282,249)
Net change in unrealized appreciation/depreciation	30,680,753	(36,393,047)

Change in net assets resulting from operations	41,088,851	(23,504,654)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,540,137)	(4,656,012)
Class C	(10,466)	(20,737)
Class R6	(8,250,939)	(17,478,413)
Institutional Service Class	(60,941)	(53,505)

Change in net assets from shareholder distributions	(10,862,483)	(22,208,667)

Change in net assets from capital transactions	38,586,986	(216,123,536)

Change in net assets	68,813,354	(261,836,857)

Net Assets:
Beginning of period	773,663,613	1,035,500,470

End of period	$842,476,967	$773,663,613

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$54,941,613	$47,221,453
Dividends reinvested	2,126,045	3,957,341
Cost of shares redeemed	(30,341,309)	(64,942,779)

Total Class A Shares	26,726,349	(13,763,985)

Class C Shares
Proceeds from shares issued	117,263	113,333
Dividends reinvested	10,366	20,330
Cost of shares redeemed	(85,912)	(853,891)

Total Class C Shares	41,717	(720,228)

Class R6 Shares
Proceeds from shares issued	98,513,078	70,111,403
Dividends reinvested	8,250,939	17,478,115
Cost of shares redeemed	(98,421,170)	(292,336,337)

Total Class R6 Shares	8,342,847	(204,746,819)

Institutional Service Class Shares
Proceeds from shares issued	4,204,913	5,707,865
Dividends reinvested	60,941	53,452
Cost of shares redeemed	(789,781)	(2,653,821)

Total Institutional Service Class Shares	3,476,073	3,107,496

Change in net assets from capital transactions	$38,586,986	$(216,123,536)

41

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	5,154,188	4,365,202
Reinvested	197,285	368,178
Redeemed	(2,840,149)	(6,041,484)

Total Class A Shares	2,511,324	(1,308,104)

Class C Shares
Issued	10,991	10,557
Reinvested	962	1,890
Redeemed	(8,028)	(78,676)

Total Class C Shares	3,925	(66,229)

Class R6 Shares
Issued	9,136,904	6,487,899
Reinvested	767,249	1,627,283
Redeemed	(9,176,714)	(27,179,247)

Total Class R6 Shares	727,439	(19,064,065)

Institutional Service Class Shares
Issued	391,720	530,941
Reinvested	5,652	5,002
Redeemed	(74,210)	(250,343)

Total Institutional Service Class Shares	323,162	285,600

Total change in shares	3,565,850	(20,152,798)

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.51	0.12	0.41	0.53	(0.13)	–	(0.13)	$10.91	5.07%		$223,614,218	0.66%	2.35%	0.67%	48.25%
Year Ended October 31, 2018	$11.04	0.22	(0.51)	(0.29)	(0.24)	–	(0.24)	$10.51	(2.68%	)	$188,895,228	0.67%	2.08%	0.67%	163.27%
Year Ended October 31, 2017	$11.25	0.20	(0.19)	0.01	(0.21)	(0.01)	(0.22)	$11.04	0.17%		$213,022,268	0.67%	1.77%	0.67%	213.42%
Year Ended October 31, 2016	$11.14	0.20	0.20	0.40	(0.23)	(0.06)	(0.29)	$11.25	3.63%		$185,557,723	0.67%	1.81%	0.67%	147.02%
Year Ended October 31, 2015	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.50	0.09	0.41	0.50	(0.09)	–	(0.09)	$10.91	4.81%		$1,236,546	1.35%	1.66%	1.36%	48.25%
Year Ended October 31, 2018	$11.04	0.15	(0.53)	(0.38)	(0.16)	–	(0.16)	$10.50	(3.43%	)	$1,149,194	1.35%	1.38%	1.35%	163.27%
Year Ended October 31, 2017	$11.25	0.12	(0.18)	(0.06)	(0.14)	(0.01)	(0.15)	$11.04	(0.51%	)	$1,938,975	1.35%	1.09%	1.35%	213.42%
Year Ended October 31, 2016	$11.14	0.13	0.19	0.32	(0.15)	(0.06)	(0.21)	$11.25	2.95%		$2,264,316	1.33%	1.13%	1.33%	147.02%
Year Ended October 31, 2015	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%

Class R6 Shares (f)
Six Months Ended April 30, 2019 (Unaudited)	$10.48	0.15	0.41	0.56	(0.15)	–	(0.15)	$10.89	5.39%		$610,828,381	0.25%	2.77%	0.26%	48.25%
Year Ended October 31, 2018	$11.02	0.27	(0.53)	(0.26)	(0.28)	–	(0.28)	$10.48	(2.38%	)	$580,461,810	0.26%	2.48%	0.26%	163.27%
Year Ended October 31, 2017	$11.23	0.24	(0.18)	0.06	(0.26)	(0.01)	(0.27)	$11.02	0.58%		$820,367,755	0.26%	2.19%	0.26%	213.42%
Year Ended October 31, 2016	$11.11	0.25	0.20	0.45	(0.27)	(0.06)	(0.33)	$11.23	4.16%		$712,093,601	0.26%	2.22%	0.26%	147.02%
Year Ended October 31, 2015	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$10.48	0.13	0.42	0.55	(0.14)	–	(0.14)	$10.89	5.26%		$6,797,822	0.50%	2.52%	0.50%	48.25%
Year Ended October 31, 2018	$11.02	0.25	(0.53)	(0.28)	(0.26)	–	(0.26)	$10.48	(2.59%	)	$3,157,381	0.50%	2.31%	0.50%	163.27%
Period Ended October 31, 2017 (g)	$10.92	0.23	0.10	0.33	(0.22)	(0.01)	(0.23)	$11.02	3.07%		$171,472	0.45%	2.27%	0.45%	213.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(g)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

43

Fund Overview	Nationwide International Index Fund

Asset Allocation1

Common Stocks	98.0%
Repurchase Agreements	3.2%
Short-Term Investment	0.2%
Preferred Stock†	0.0%
Futures Contracts†	0.0%
Liabilities in excess of other assets	(1.4)%
100.0%

Top Industries2

Banks	10.3%
Pharmaceuticals	7.4%
Insurance	5.5%
Oil, Gas & Consumable Fuels	5.3%
Food Products	3.5%
Chemicals	3.4%
Automobiles	3.2%
Metals & Mining	2.9%
Machinery	2.6%
Textiles, Apparel & Luxury Goods	2.4%
Other Industries#	53.5%
100.0%

Top Countries2

Japan	23.0%
United Kingdom	13.8%
France	10.8%
Switzerland	8.9%
Germany	8.6%
Australia	7.5%
Netherlands	4.7%
Hong Kong	3.5%
Spain	2.9%
Sweden	2.4%
Other Countries#	13.9%
100.0%

Top Holdings2

Nestle SA (Registered)	2.0%
Roche Holding AG	1.3%
Novartis AG (Registered)	1.2%
HSBC Holdings plc	1.2%
BP plc	1.0%
Royal Dutch Shell plc. Class A	1.0%
Toyota Motor Corp.	1.0%
TOTAL SA	0.9%
SAP SE	0.9%
AIA Group Ltd.	0.9%
Other Holdings#	88.6%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

44

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,074.50	3.75	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.17	3.66	0.73
Class C Shares	Actual	(a)	1,000.00	1,070.30	7.14	1.39
	Hypothetical	(a)(b)	1,000.00	1,017.90	6.95	1.39
Class R Shares	Actual	(a)	1,000.00	1,074.40	5.30	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.69	5.16	1.03
Class R6 Shares	Actual	(a)	1,000.00	1,077.80	1.60	0.31
	Hypothetical	(a)(b)	1,000.00	1,023.26	1.56	0.31
Institutional Service Class Shares	Actual	(a)	1,000.00	1,076.30	2.47	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.41	2.41	0.48

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

45

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide International Index Fund

Common Stocks 98.0%

	Shares	Value

AUSTRALIA 7.6%
Banks 1.9%
Australia & New Zealand Banking Group Ltd.	275,837	$5,289,424
Bank of Queensland Ltd.	40,530	264,870
Bendigo & Adelaide Bank Ltd.	46,113	334,843
Commonwealth Bank of Australia	170,268	8,945,105
National Australia Bank Ltd.	262,808	4,696,712
Westpac Banking Corp.	330,370	6,407,339

		25,938,293

Beverages 0.1%
Coca-Cola Amatil Ltd.	47,888	297,121
Treasury Wine Estates Ltd.	69,773	846,797

		1,143,918

Biotechnology 0.4%
CSL Ltd.	43,567	6,098,818

Capital Markets 0.3%
ASX Ltd.	18,679	981,040
Macquarie Group Ltd.	30,870	2,934,766

		3,915,806

Chemicals 0.1%
Incitec Pivot Ltd.	161,079	382,693
Orica Ltd.	38,356	502,945

		885,638

Commercial Services & Supplies 0.1%
Brambles Ltd.	154,562	1,314,190

Construction & Engineering 0.0%†
CIMIC Group Ltd.	8,551	304,972

Construction Materials 0.0%†
Boral Ltd.	103,823	354,984

Containers & Packaging 0.1%
Amcor Ltd.	112,440	1,270,634

Diversified Financial Services 0.1%
AMP Ltd.	277,480	444,534
Challenger Ltd.	47,382	274,581

		719,115

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	398,216	948,856
TPG Telecom Ltd.	32,780	155,723

		1,104,579

Electric Utilities 0.0%†
AusNet Services	181,656	227,310

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	28,634	289,654

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	98,757	870,014
Goodman Group	158,493	1,470,399
GPT Group (The)	172,557	697,034
Mirvac Group	344,412	687,128
Scentre Group	516,209	1,390,148
Stockland	236,355	628,174
Vicinity Centres	313,997	562,251

		6,305,148

Food & Staples Retailing 0.3%
Coles Group Ltd.*	108,861	968,129

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing (continued)
Woolworths Group Ltd.	127,506	$2,862,926

		3,831,055

Gas Utilities 0.1%
APA Group	111,013	752,864

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	5,463	721,450

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	13,102	603,327
Sonic Healthcare Ltd.	42,425	767,143

		1,370,470

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	55,795	1,025,852
Crown Resorts Ltd.	35,525	332,835
Domino’s Pizza Enterprises Ltd.	5,159	156,460
Flight Centre Travel Group Ltd.	6,025	163,043
Tabcorp Holdings Ltd.	176,350	595,708

		2,273,898

Insurance 0.3%
Insurance Australia Group Ltd.	224,338	1,246,242
Medibank Pvt Ltd.	251,759	507,606
QBE Insurance Group Ltd.	124,313	1,133,176
Suncorp Group Ltd.	126,067	1,180,092

		4,067,116

Interactive Media & Services 0.0%†
REA Group Ltd.	5,289	297,918

IT Services 0.0%†
Computershare Ltd.	43,467	546,411

Metals & Mining 1.9%
Alumina Ltd.	250,230	395,604
BHP Group Ltd.	283,342	7,483,354
BHP Group plc	200,895	4,731,728
BlueScope Steel Ltd.	52,360	497,503
Fortescue Metals Group Ltd.	146,704	739,486
Newcrest Mining Ltd.	74,537	1,314,381
Rio Tinto Ltd.	36,086	2,426,205
Rio Tinto plc	110,238	6,431,726
South32 Ltd.	497,010	1,171,339

		25,191,326

Multiline Retail 0.2%
Harvey Norman Holdings Ltd.	59,475	174,805
Wesfarmers Ltd.	110,081	2,794,554

		2,969,359

Multi-Utilities 0.1%
AGL Energy Ltd.	63,672	998,842

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	25,321	485,705
Oil Search Ltd.	133,132	730,206
Origin Energy Ltd.	170,818	887,531
Santos Ltd.	168,889	856,079
Washington H Soul Pattinson & Co. Ltd.	11,597	187,926
Woodside Petroleum Ltd.	88,816	2,215,904

		5,363,351

46

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Professional Services 0.0%†
SEEK Ltd.	31,885	$409,333

Real Estate Management & Development 0.0%†
Lendlease Group	55,377	519,235

Road & Rail 0.0%†
Aurizon Holdings Ltd.	192,301	645,307

Transportation Infrastructure 0.2%
Sydney Airport	106,608	572,681
Transurban Group	254,039	2,406,943

		2,979,624

		102,810,618

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	29,209	1,170,369
Raiffeisen Bank International AG	14,875	396,704

		1,567,073

Electric Utilities 0.0%†
Verbund AG*	6,001	297,653

Machinery 0.0%†
ANDRITZ AG	6,555	313,497

Metals & Mining 0.0%†
voestalpine AG	10,207	329,162

Oil, Gas & Consumable Fuels 0.1%
OMV AG	13,902	747,448

		3,254,833

BELGIUM 1.0%
Banks 0.1%
KBC Group NV	24,227	1,796,597

Beverages 0.5%
Anheuser-Busch InBev SA/NV	72,691	6,464,735

Chemicals 0.1%
Solvay SA	7,172	865,078
Umicore SA (a)	20,334	790,371

		1,655,449

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	7,833	748,857

Diversified Telecommunication Services 0.0%†
Proximus SADP	13,940	390,176

Food & Staples Retailing 0.0%†
Colruyt SA	5,305	382,372

Insurance 0.1%
Ageas	17,521	924,507

Media 0.0%†
Telenet Group Holding NV	4,656	247,471

Pharmaceuticals 0.1%
UCB SA	12,163	964,890

		13,575,054

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	39,306	466,265

Common Stocks (continued)

	Shares	Value

CHINA 0.2%
Auto Components 0.0%†
Minth Group Ltd. (a)	76,000	$240,355

Banks 0.1%
BOC Hong Kong Holdings Ltd.	347,100	1,550,042

Biotechnology 0.1%
BeiGene Ltd., ADR*	3,032	376,666

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	239,666	276,776

		2,443,839

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	6,049	354,460

DENMARK 1.7%
Banks 0.1%
Danske Bank A/S	69,588	1,233,937

Beverages 0.1%
Carlsberg A/S, Class B	10,385	1,342,731

Biotechnology 0.1%
Genmab A/S*	5,769	957,389

Chemicals 0.2%
Chr Hansen Holding A/S	9,569	977,341
Novozymes A/S, Class B	21,255	991,610

		1,968,951

Commercial Services & Supplies 0.0%†
ISS A/S	15,223	473,990

Electric Utilities 0.1%
Orsted A/S Reg. S (b)	17,652	1,351,273

Electrical Equipment 0.1%
Vestas Wind Systems A/S	18,380	1,665,539

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	11,534	1,244,391
Demant A/S*	9,564	302,192

		1,546,583

Insurance 0.0%†
Tryg A/S	10,895	333,123

Marine 0.1%
AP Moller—Maersk A/S, Class A	343	418,712
AP Moller—Maersk A/S, Class B	635	827,157

		1,245,869

Pharmaceuticals 0.7%
H Lundbeck A/S	7,229	304,507
Novo Nordisk A/S, Class B	173,336	8,481,854

		8,786,361

Road & Rail 0.1%
DSV A/S	18,252	1,688,177

Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	10,637	446,743

		23,040,666

FINLAND 1.1%
Auto Components 0.0%†
Nokian Renkaat OYJ	11,788	395,024

47

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Banks 0.2%
Nordea Bank Abp	288,839	$2,274,387

Communications Equipment 0.2%
Nokia OYJ	538,500	2,827,160

Diversified Telecommunication Services 0.0%†
Elisa OYJ	13,148	557,906

Electric Utilities 0.1%
Fortum OYJ	42,872	909,652

Insurance 0.1%
Sampo OYJ, Class A	41,889	1,918,426

Machinery 0.2%
Kone OYJ, Class B	32,903	1,803,349
Metso OYJ (a)	8,768	327,918
Wartsila OYJ Abp	42,969	685,433

		2,816,700

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	37,341	1,231,460

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	51,166	636,053
UPM-Kymmene OYJ	51,819	1,462,749

		2,098,802

Pharmaceuticals 0.0%†
Orion OYJ, Class B	9,760	324,568

		15,354,085

FRANCE 11.0%
Aerospace & Defense 1.0%
Airbus SE	55,549	7,600,712
Dassault Aviation SA	257	389,126
Safran SA	31,669	4,614,950
Thales SA	10,323	1,233,317

		13,838,105

Air Freight & Logistics 0.0%†
Bollore SA	81,557	388,606

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA	16,508	2,134,224
Faurecia SA	6,859	351,417
Valeo SA	23,722	866,793

		3,352,434

Automobiles 0.2%
Peugeot SA	57,100	1,496,621
Renault SA	18,662	1,273,384

		2,770,005

Banks 0.7%
BNP Paribas SA	107,200	5,710,755
Credit Agricole SA	107,408	1,473,858
Societe Generale SA	72,820	2,307,085

		9,491,698

Beverages 0.3%
Pernod Ricard SA	20,332	3,547,076
Remy Cointreau SA	2,184	291,048

		3,838,124

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Building Products 0.1%
Cie de Saint-Gobain	46,981	$1,921,861

Capital Markets 0.1%
Amundi SA Reg. S (b)	5,500	395,483
Natixis SA	94,702	560,015

		955,498

Chemicals 0.5%
Air Liquide SA	40,794	5,425,020
Arkema SA	6,503	669,977

		6,094,997

Commercial Services & Supplies 0.1%
Edenred	23,230	1,096,825
Societe BIC SA	2,723	235,045

		1,331,870

Construction & Engineering 0.5%
Bouygues SA (a)	21,834	824,218
Eiffage SA	7,612	796,708
Vinci SA	48,285	4,886,835

		6,507,761

Construction Materials 0.0%†
Imerys SA	3,788	201,951

Diversified Financial Services 0.1%
Eurazeo SE*	4,116	323,084
Wendel SA	2,490	344,681

		667,765

Diversified Telecommunication Services 0.2%
Iliad SA	2,730	277,790
Orange SA	190,629	2,986,494

		3,264,284

Electric Utilities 0.1%
Electricite de France SA	58,451	841,888

Electrical Equipment 0.5%
Legrand SA	25,168	1,850,854
Schneider Electric SE	52,211	4,420,045

		6,270,899

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	5,574	470,377

Entertainment 0.3%
Ubisoft Entertainment SA*	8,126	775,549
Vivendi SA	99,528	2,892,793

		3,668,342

Equity Real Estate Investment Trusts (REITs) 0.3%
Covivio	4,179	452,328
Gecina SA	4,285	639,754
ICADE	3,124	267,557
Klepierre SA	18,847	669,518
Unibail—Rodamco-Westfield	13,109	2,253,313

		4,282,470

Food & Staples Retailing 0.1%
Carrefour SA	57,469	1,119,817
Casino Guichard Perrachon SA	4,862	199,394

		1,319,211

48

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Food Products 0.4%
Danone SA	58,591	$4,738,376

Health Care Equipment & Supplies 0.0%†
BioMerieux	3,645	289,285

Hotels, Restaurants & Leisure 0.1%
Accor SA	18,060	760,949
Sodexo SA	8,273	948,827

		1,709,776

Household Durables 0.0%†
SEB SA	2,138	392,467

Insurance 0.4%
AXA SA (a)	184,520	4,915,462
CNP Assurances	15,763	372,054
SCOR SE (a)	15,727	641,479

		5,928,995

IT Services 0.2%
Atos SE (a)	9,320	962,070
Capgemini SE	15,145	1,836,815

		2,798,885

Life Sciences Tools & Services 0.0%†
Sartorius Stedim Biotech	2,447	332,638

Machinery 0.1%
Alstom SA	14,465	636,353

Media 0.1%
Eutelsat Communications SA	15,743	284,137
JCDecaux SA	7,695	252,218
Publicis Groupe SA	20,556	1,220,164

		1,756,519

Multi-Utilities 0.3%
Engie SA	173,740	2,573,617
Suez	37,163	522,138
Veolia Environnement SA	51,960	1,231,440

		4,327,195

Oil, Gas & Consumable Fuels 1.0%
TOTAL SA	230,371	12,856,021

Personal Products 0.5%
L’Oreal SA (a)	24,055	6,613,646

Pharmaceuticals 0.7%
Ipsen SA	3,462	405,029
Sanofi	107,497	9,344,087

		9,749,116

Professional Services 0.1%
Bureau Veritas SA	25,162	639,412
Teleperformance*	5,587	1,073,678

		1,713,090

Software 0.1%
Dassault Systemes SE	12,347	1,959,766

Textiles, Apparel & Luxury Goods 1.5%
EssilorLuxottica SA*	27,549	3,353,415
Hermes International	2,997	2,109,585
Kering SA	7,274	4,304,109
LVMH Moet Hennessy Louis Vuitton SE	26,499	10,383,880

		20,150,989

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Trading Companies & Distributors 0.0%†
Rexel SA	28,437	$382,155

Transportation Infrastructure 0.1%
Aeroports de Paris	2,930	596,851
Getlink SE	45,388	732,033

		1,328,884

		149,142,302

GERMANY 8.7%
Aerospace & Defense 0.1%
MTU Aero Engines AG	5,048	1,187,537

Air Freight & Logistics 0.2%
Deutsche Post AG (Registered)*	94,324	3,274,108

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	21,700	523,731

Auto Components 0.1%
Continental AG	10,370	1,713,768

Automobiles 1.0%
Bayerische Motoren Werke AG	31,526	2,689,703
Bayerische Motoren Werke AG (Preference)	4,895	361,400
Daimler AG (Registered)*	86,660	5,682,204
Porsche Automobil Holding SE (Preference)	14,719	1,022,758
Volkswagen AG	3,212	574,348
Volkswagen AG (Preference)	17,741	3,083,654

		13,414,067

Banks 0.1%
Commerzbank AG*	92,549	831,541

Capital Markets 0.3%
Deutsche Bank AG (Registered)	184,414	1,523,975
Deutsche Boerse AG	18,222	2,428,652

		3,952,627

Chemicals 0.8%
BASF SE	87,623	7,126,562
Covestro AG Reg. S (b)	18,677	1,021,077
Evonik Industries AG	15,952	475,161
Fuchs Petrolub SE (Preference)	6,531	284,049
LANXESS AG	8,441	488,008
Symrise AG	11,973	1,151,714

		10,546,571

Construction & Engineering 0.0%†
Hochtief AG	2,534	377,980

Construction Materials 0.1%
HeidelbergCement AG	14,448	1,167,136

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)	317,411	5,308,035
Telefonica Deutschland Holding AG	65,177	211,626
United Internet AG (Registered)	11,075	443,773

		5,963,434

Electrical Equipment 0.0%†
OSRAM Licht AG	8,829	301,485

Food & Staples Retailing 0.0%†
METRO AG	18,069	306,008

49

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Health Care Equipment & Supplies 0.1%
Sartorius AG (Preference)	3,337	$611,418
Siemens Healthineers AG Reg. S (b)	14,275	609,265

		1,220,683

Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	20,321	1,710,534
Fresenius SE & Co. KGaA	39,541	2,242,901

		3,953,435

Hotels, Restaurants & Leisure 0.0%†
TUI AG	39,770	443,335

Household Products 0.2%
Henkel AG & Co. KGaA	9,903	944,269
Henkel AG & Co. KGaA (Preference)	16,761	1,697,002

		2,641,271

Independent Power and Renewable Electricity Producers 0.1%
Uniper SE	19,541	592,406

Industrial Conglomerates 0.6%
Siemens AG (Registered)	72,981	8,753,523

Insurance 1.1%
Allianz SE (Registered)	40,493	9,759,921
Hannover Rueck SE	5,742	866,440
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)*	14,321	3,587,224

		14,213,585

Internet & Direct Marketing Retail 0.1%
Delivery Hero SE Reg. S* (b)	9,371	431,827
Zalando SE Reg. S* (b)	10,983	516,178

		948,005

IT Services 0.1%
Wirecard AG	11,397	1,705,864

Machinery 0.1%
GEA Group AG	16,466	460,193
KION Group AG	6,376	437,276

		897,469

Media 0.1%
Axel Springer SE	5,054	286,045
ProSiebenSat.1 Media SE	21,302	335,038

		621,083

Metals & Mining 0.0%†
thyssenkrupp AG	41,747	587,182

Multi-Utilities 0.3%
E.ON SE	208,815	2,240,715
Innogy SE*	12,771	554,321
Innogy SE Reg. S* (b)	24	1,114
RWE AG*	48,231	1,231,622

		4,027,772

Personal Products 0.1%
Beiersdorf AG	9,786	1,069,266

Pharmaceuticals 0.5%
Bayer AG (Registered)	88,929	5,910,455
Merck KGaA	12,548	1,336,892

		7,247,347

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Real Estate Management & Development 0.3%
Aroundtown SA	75,065	$608,530
Deutsche Wohnen SE	33,477	1,506,873
Vonovia SE	46,770	2,333,743

		4,449,146

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	108,111	2,547,497

Software 0.9%
SAP SE	93,760	12,032,996

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	17,143	4,405,816
HUGO BOSS AG	6,042	422,159
Puma SE	842	520,790

		5,348,765

Trading Companies & Distributors 0.1%
Brenntag AG	15,000	808,658

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,070	337,610

Wireless Telecommunication Services 0.0%†
1&1 Drillisch AG	5,496	204,984

		118,211,875

HONG KONG 3.5%
Banks 0.2%
Bank of East Asia Ltd. (The)	130,350	411,396
Hang Seng Bank Ltd.	72,100	1,891,073

		2,302,469

Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd.	113,000	3,923,385

Diversified Telecommunication Services 0.0%†
HKT Trust & HKT Ltd.	380,420	589,784
PCCW Ltd.	449,000	270,638

		860,422

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	59,500	483,289
CLP Holdings Ltd.	154,500	1,753,744
HK Electric Investments & HK Electric Investments Ltd. Reg. S	277,000	271,706
Power Assets Holdings Ltd.	131,800	919,202

		3,427,941

Equity Real Estate Investment Trusts (REITs) 0.2%
Link REIT	200,551	2,336,619

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	35,400	277,222

Food Products 0.1%
WH Group Ltd. Reg. S (b)	834,000	990,290

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	873,483	2,082,780

Hotels, Restaurants & Leisure 0.0%†
Melco Resorts & Entertainment Ltd., ADR	23,006	577,451
Shangri-La Asia Ltd.	123,333	174,566

		752,017

50

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Household Durables 0.1%
Techtronic Industries Co. Ltd.	131,500	$951,749

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	256,886	2,694,239
Jardine Matheson Holdings Ltd.	21,000	1,377,600
Jardine Matheson Holdings Ltd.	400	26,325
Jardine Strategic Holdings Ltd.	19,800	746,658
Jardine Strategic Holdings Ltd.	1,700	64,307
NWS Holdings Ltd.	151,645	314,694

		5,223,823

Insurance 0.9%
AIA Group Ltd.	1,152,200	11,761,417

Real Estate Management & Development 0.9%
CK Asset Holdings Ltd.	244,886	1,968,152
Hang Lung Group Ltd.	84,000	249,641
Hang Lung Properties Ltd.	184,000	431,753
Henderson Land Development Co. Ltd.	123,957	763,859
Hongkong Land Holdings Ltd.	104,700	726,618
Hongkong Land Holdings Ltd.	8,700	60,653
Hysan Development Co. Ltd.	63,673	355,847
Kerry Properties Ltd.	61,000	260,193
New World Development Co. Ltd.	593,829	980,255
Sino Land Co. Ltd.	318,200	558,751
Sun Hung Kai Properties Ltd.	151,200	2,604,706
Swire Pacific Ltd., Class A	46,500	588,923
Swire Properties Ltd.	104,400	423,372
Wharf Holdings Ltd. (The)	125,270	359,457
Wharf Real Estate Investment Co. Ltd.	116,270	889,492
Wheelock & Co. Ltd.	82,000	584,205

		11,805,877

Road & Rail 0.1%
MTR Corp. Ltd.	147,714	880,567

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	26,900	311,700

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	63,000	203,483

		48,091,761

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings plc*	14,664	196,510

Banks 0.1%
AIB Group plc	80,348	374,302
Bank of Ireland Group plc*	94,265	603,998

		978,300

Building Products 0.1%
Kingspan Group plc	14,869	781,935

Construction Materials 0.2%
CRH plc	78,610	2,642,919
James Hardie Industries plc CHDI	43,819	595,589

		3,238,508

Containers & Packaging 0.0%†
Smurfit Kappa Group plc	21,037	616,662

Food Products 0.1%
Kerry Group plc, Class A	14,916	1,670,905

Common Stocks (continued)

	Shares	Value

IRELAND (continued)
Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	7,362	$616,674

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	12,082	599,750

		8,699,244

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,177	303,008

Banks 0.2%
Bank Hapoalim BM	100,195	737,852
Bank Leumi Le-Israel BM	142,064	972,892
Mizrahi Tefahot Bank Ltd.	14,257	308,705

		2,019,449

Chemicals 0.0%†
Israel Chemicals Ltd.	72,254	383,299

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	173,442	118,582

IT Services 0.0%†
Wix.com Ltd.*	4,145	556,093

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR*	93,937	1,429,721

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	4,017	228,914

Software 0.2%
Check Point Software Technologies Ltd.*	12,133	1,465,181
Nice Ltd.*	5,910	815,726

		2,280,907

		7,319,973

ITALY 2.0%
Aerospace & Defense 0.0%†
Leonardo SpA	37,717	435,616

Auto Components 0.0%†
Pirelli & C SpA Reg. S* (b)	39,668	290,447

Automobiles 0.1%
Ferrari NV (a)	11,905	1,617,506

Banks 0.5%
Intesa Sanpaolo SpA	1,426,123	3,737,417
Mediobanca Banca di Credito Finanziario SpA	58,006	614,719
UniCredit SpA	190,983	2,640,646

		6,992,782

Beverages 0.1%
Davide Campari-Milano SpA	53,307	537,156

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,640,535	895,979

Electric Utilities 0.4%
Enel SpA	773,343	4,897,753
Terna Rete Elettrica Nazionale SpA	135,250	810,792

		5,708,545

51

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Electrical Equipment 0.0%†
Prysmian SpA	21,810	$420,441

Insurance 0.2%
Assicurazioni Generali SpA	111,177	2,157,461
Poste Italiane SpA Reg. S (b)	47,782	509,609

		2,667,070

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	244,261	4,162,450
Snam SpA (a)	218,918	1,113,903

		5,276,353

Pharmaceuticals 0.0%†
Recordati SpA	9,593	387,275

Textiles, Apparel & Luxury Goods 0.1%
Moncler SpA	17,102	701,589

Transportation Infrastructure 0.1%
Atlantia SpA	48,103	1,312,298

		27,243,057

JAPAN 23.3%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	10,100	270,431
Yamato Holdings Co. Ltd.	29,100	632,361

		902,792

Airlines 0.1%
ANA Holdings, Inc.	11,500	400,663
Japan Airlines Co. Ltd.	11,074	371,213

		771,876

Auto Components 0.6%
Aisin Seiki Co. Ltd.	15,300	588,833
Bridgestone Corp.	57,700	2,289,850
Denso Corp.	40,900	1,788,674
Koito Manufacturing Co. Ltd.	10,400	621,104
NGK Spark Plug Co. Ltd.	13,700	263,863
Stanley Electric Co. Ltd.	12,400	336,377
Sumitomo Electric Industries Ltd.	73,200	965,291
Sumitomo Rubber Industries Ltd.	14,100	172,416
Toyoda Gosei Co. Ltd.	6,700	138,322
Toyota Industries Corp.	14,100	794,598
Yokohama Rubber Co. Ltd. (The)	11,300	211,451

		8,170,779

Automobiles 1.8%
Honda Motor Co. Ltd.	154,700	4,310,210
Isuzu Motors Ltd.	51,700	737,137
Mazda Motor Corp.	52,160	618,858
Mitsubishi Motors Corp.	60,099	338,026
Nissan Motor Co. Ltd.	219,000	1,751,692
Subaru Corp.	59,700	1,452,477
Suzuki Motor Corp.	33,400	1,514,946
Toyota Motor Corp.	217,920	13,544,800
Yamaha Motor Co. Ltd.	26,000	531,722

		24,799,868

Banks 1.4%
Aozora Bank Ltd.	10,200	249,057
Bank of Kyoto Ltd. (The)	5,300	227,498
Chiba Bank Ltd. (The)	52,700	275,934
Concordia Financial Group Ltd.	98,700	384,711

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Fukuoka Financial Group, Inc.	16,720	$388,706
Japan Post Bank Co. Ltd.	37,800	414,139
Mebuki Financial Group, Inc.	80,630	204,125
Mitsubishi UFJ Financial Group, Inc.	1,119,784	5,611,020
Mizuho Financial Group, Inc.	2,310,419	3,612,261
Resona Holdings, Inc.	199,601	844,905
Seven Bank Ltd.	64,100	174,450
Shinsei Bank Ltd.	16,800	233,757
Shizuoka Bank Ltd. (The)	37,800	287,505
Sumitomo Mitsui Financial Group, Inc.	126,205	4,574,344
Sumitomo Mitsui Trust Holdings, Inc.	32,176	1,119,878
Yamaguchi Financial Group, Inc.	21,000	154,037

		18,756,327

Beverages 0.3%
Asahi Group Holdings Ltd.	33,900	1,464,912
Coca-Cola Bottlers Japan Holdings, Inc.	14,000	345,007
Kirin Holdings Co. Ltd.	77,500	1,747,207
Suntory Beverage & Food Ltd.	13,900	612,336

		4,169,462

Building Products 0.3%
AGC, Inc.	17,020	580,033
Daikin Industries Ltd.	23,700	3,014,061
LIXIL Group Corp.	24,100	311,712
TOTO Ltd.	13,700	579,024

		4,484,830

Capital Markets 0.2%
Daiwa Securities Group, Inc.	156,700	728,048
Japan Exchange Group, Inc.	49,500	806,596
Nomura Holdings, Inc.	336,100	1,281,318
SBI Holdings, Inc.	23,770	504,169

		3,320,131

Chemicals 0.9%
Air Water, Inc.	13,400	204,321
Asahi Kasei Corp.	122,600	1,251,519
Daicel Corp.	22,800	255,030
Hitachi Chemical Co. Ltd.	9,700	258,068
JSR Corp.	16,800	255,596
Kaneka Corp.	4,700	181,252
Kansai Paint Co. Ltd.	17,800	339,113
Kuraray Co. Ltd.	31,600	423,400
Mitsubishi Chemical Holdings Corp.	123,100	875,087
Mitsubishi Gas Chemical Co., Inc.	14,500	217,084
Mitsui Chemicals, Inc.	16,820	412,497
Nippon Paint Holdings Co. Ltd.	14,500	546,826
Nissan Chemical Corp.	12,700	560,631
Nitto Denko Corp.	15,810	846,935
Shin-Etsu Chemical Co. Ltd.	34,700	3,265,779
Showa Denko KK	12,600	428,885
Sumitomo Chemical Co. Ltd.	139,000	692,049
Taiyo Nippon Sanso Corp.	13,700	228,404
Teijin Ltd.	17,760	304,989
Toray Industries, Inc.	133,000	901,675
Tosoh Corp.	24,900	401,008

		12,850,148

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	22,050	523,035
Park24 Co. Ltd.	9,900	208,359

52

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Commercial Services & Supplies (continued)
Secom Co. Ltd.	20,400	$1,715,664
Sohgo Security Services Co. Ltd.	6,400	283,887
Toppan Printing Co. Ltd.	25,000	405,737

		3,136,682

Construction & Engineering 0.2%
JGC Corp.	18,900	271,098
Kajima Corp.	41,200	610,851
Obayashi Corp.	61,000	598,247
Shimizu Corp.	53,300	455,568
Taisei Corp.	20,400	895,560

		2,831,324

Construction Materials 0.0%†
Taiheiyo Cement Corp.	10,700	344,513

Consumer Finance 0.0%†
Acom Co. Ltd.	38,600	135,860
AEON Financial Service Co. Ltd.	9,600	197,386
Credit Saison Co. Ltd.	17,000	216,953

		550,199

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	14,700	291,637

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	6,900	189,297

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	37,300	189,661
ORIX Corp.	124,800	1,755,922
Tokyo Century Corp.	4,500	205,979

		2,151,562

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	62,008	2,574,570

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	57,200	831,477
Chugoku Electric Power Co., Inc. (The)	28,100	334,321
Kansai Electric Power Co., Inc. (The)	67,600	817,944
Kyushu Electric Power Co., Inc.	34,400	332,042
Tohoku Electric Power Co., Inc.	42,600	487,316
Tokyo Electric Power Co. Holdings, Inc.*	140,400	793,601

		3,596,701

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	12,240	428,847
Mitsubishi Electric Corp.	173,200	2,473,487
Nidec Corp.	21,300	3,040,074

		5,942,408

Electronic Equipment, Instruments & Components 1.4%
Alps Alpine Co. Ltd.	21,500	455,200
Hamamatsu Photonics KK	13,100	527,664
Hirose Electric Co. Ltd.	2,765	320,767
Hitachi High-Technologies Corp.	6,100	272,650
Hitachi Ltd.	92,160	3,069,470
Keyence Corp.	9,236	5,756,047
Kyocera Corp.	30,300	1,948,699
Murata Manufacturing Co. Ltd.	51,400	2,767,357
Nippon Electric Glass Co. Ltd.	8,000	218,076
Omron Corp.	18,600	999,387
Shimadzu Corp.	20,700	550,184
TDK Corp.	12,400	1,086,056

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Yaskawa Electric Corp.	23,700	$865,655
Yokogawa Electric Corp.	21,300	441,338

		19,278,550

Entertainment 0.4%
DeNA Co. Ltd.	11,700	182,725
Konami Holdings Corp.	8,800	401,070
Nexon Co. Ltd.*	40,900	584,109
Nintendo Co. Ltd.	10,800	3,703,500
Toho Co. Ltd.	11,100	464,901

		5,336,305

Equity Real Estate Investment Trusts (REITs) 0.3%
Daiwa House REIT Investment Corp.	173	397,216
Japan Prime Realty Investment Corp.	86	344,103
Japan Real Estate Investment Corp.	121	670,633
Japan Retail Fund Investment Corp.	262	501,428
Nippon Building Fund, Inc.	127	818,009
Nippon Prologis REIT, Inc.	159	341,732
Nomura Real Estate Master Fund, Inc.	360	527,799
United Urban Investment Corp.	293	468,256

		4,069,176

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	59,300	1,099,053
FamilyMart UNY Holdings Co. Ltd.	24,800	662,674
Lawson, Inc.	4,600	213,981
Seven & i Holdings Co. Ltd.	71,800	2,491,134
Sundrug Co. Ltd.	6,000	161,353
Tsuruha Holdings, Inc.	3,700	315,670
Welcia Holdings Co. Ltd.	5,100	202,308

		5,146,173

Food Products 0.4%
Ajinomoto Co., Inc.	43,600	703,635
Calbee, Inc.	6,800	187,294
Kikkoman Corp.	13,500	627,523
MEIJI Holdings Co. Ltd.	11,798	928,240
NH Foods Ltd.	8,500	343,428
Nisshin Seifun Group, Inc.	19,952	461,453
Nissin Foods Holdings Co. Ltd.	5,900	386,811
Toyo Suisan Kaisha Ltd.	7,700	293,235
Yakult Honsha Co. Ltd.	11,600	788,740
Yamazaki Baking Co. Ltd.	12,500	186,024

		4,906,383

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	35,880	660,418
Toho Gas Co. Ltd.	7,200	296,712
Tokyo Gas Co. Ltd.	37,280	947,735

		1,904,865

Health Care Equipment & Supplies 0.5%
Asahi Intecc Co. Ltd.	9,100	461,772
Hoya Corp.	36,200	2,550,442
Olympus Corp.	113,200	1,270,872
Sysmex Corp.	16,000	916,021
Terumo Corp.	57,100	1,722,890

		6,921,997

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	18,100	504,541
Medipal Holdings Corp.	16,200	361,827

53

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Health Care Providers & Services (continued)
Suzuken Co. Ltd.	7,180	$413,746

		1,280,114

Health Care Technology 0.1%
M3, Inc.	39,900	709,839

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd.	5,824	269,845
Oriental Land Co. Ltd.	18,900	2,092,550

		2,362,395

Household Durables 0.8%
Casio Computer Co. Ltd.	19,300	243,863
Iida Group Holdings Co. Ltd.	12,400	209,738
Nikon Corp.	30,800	426,578
Panasonic Corp.	208,402	1,918,731
Rinnai Corp.	3,500	234,464
Sekisui Chemical Co. Ltd.	35,900	576,290
Sekisui House Ltd.	60,400	974,793
Sharp Corp.*	19,700	219,798
Sony Corp.	121,000	6,129,318

		10,933,573

Household Products 0.2%
Lion Corp.	20,700	426,545
Pigeon Corp.	10,800	459,668
Unicharm Corp.	39,200	1,289,056

		2,175,269

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	13,000	301,927

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	8,500	359,820
Toshiba Corp.	61,570	2,054,551

		2,414,371

Insurance 0.7%
Dai-ichi Life Holdings, Inc.	104,700	1,507,160
Japan Post Holdings Co. Ltd., ADR	152,900	1,709,469
MS&AD Insurance Group Holdings, Inc.	46,055	1,425,022
Sompo Holdings, Inc.	30,425	1,133,086
Sony Financial Holdings, Inc.	16,800	343,064
T&D Holdings, Inc.	51,100	546,514
Tokio Marine Holdings, Inc.	62,300	3,142,790

		9,807,105

Interactive Media & Services 0.1%
Kakaku.com, Inc.	11,900	244,761
LINE Corp.* (a)	7,500	250,305
Yahoo Japan Corp.	276,600	739,101

		1,234,167

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	83,600	931,669
ZOZO, Inc.	18,200	322,519

		1,254,188

IT Services 0.3%
Fujitsu Ltd.	19,110	1,400,001
Nomura Research Institute Ltd.	11,318	553,687
NTT Data Corp.	58,300	675,107
Obic Co. Ltd.	6,400	742,658

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
IT Services (continued)
Otsuka Corp.	9,700	$379,113

		3,750,566

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	19,349	924,056
Sankyo Co. Ltd.	3,500	138,202
Sega Sammy Holdings, Inc.	18,200	230,229
Shimano, Inc.	7,200	1,049,029
Yamaha Corp.	13,000	673,530

		3,015,046

Machinery 1.3%
Amada Holdings Co. Ltd.	34,300	379,019
Daifuku Co. Ltd.	9,300	569,928
FANUC Corp.	18,500	3,467,404
Hino Motors Ltd.	27,500	257,780
Hitachi Construction Machinery Co. Ltd.	9,400	247,699
Hoshizaki Corp.	5,000	325,430
IHI Corp.	14,600	347,633
JTEKT Corp.	21,800	281,235
Kawasaki Heavy Industries Ltd.	14,320	334,263
Komatsu Ltd.	87,500	2,276,464
Kubota Corp.	95,800	1,441,762
Kurita Water Industries Ltd.	9,400	244,691
Makita Corp.	21,600	788,857
MINEBEA MITSUMI, Inc.	35,700	627,918
MISUMI Group, Inc.	27,500	706,671
Mitsubishi Heavy Industries Ltd.	29,520	1,228,508
Nabtesco Corp.	9,900	303,704
NGK Insulators Ltd.	24,200	355,928
NSK Ltd.	33,500	347,384
SMC Corp.	5,400	2,244,424
Sumitomo Heavy Industries Ltd.	10,900	385,986
THK Co. Ltd.	10,600	274,971

		17,437,659

Marine 0.0%†
Mitsui OSK Lines Ltd.	10,000	252,048
Nippon Yusen KK	15,140	258,879

		510,927

Media 0.1%
CyberAgent, Inc.	9,100	363,900
Dentsu, Inc.	20,761	841,938
Hakuhodo DY Holdings, Inc.	22,100	373,319

		1,579,157

Metals & Mining 0.3%
Hitachi Metals Ltd.	22,500	257,835
JFE Holdings, Inc.	46,800	804,052
Kobe Steel Ltd.	26,700	204,441
Maruichi Steel Tube Ltd.	5,800	160,330
Mitsubishi Materials Corp.	9,400	242,642
Nippon Steel Corp.	76,106	1,358,807
Sumitomo Metal Mining Co. Ltd.	22,000	694,140

		3,722,247

Multiline Retail 0.2%
Isetan Mitsukoshi Holdings Ltd.	29,378	279,949
J Front Retailing Co. Ltd.	22,600	274,057
Marui Group Co. Ltd.	16,900	341,583
Pan Pacific International Holdings Corp.	11,100	716,966

54

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Multiline Retail (continued)
Ryohin Keikaku Co. Ltd.	2,200	$415,976
Takashimaya Co. Ltd.	15,000	168,646

		2,197,177

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	18,044	582,603
Inpex Corp.	98,600	964,550
JXTG Holdings, Inc.	305,217	1,477,388

		3,024,541

Paper & Forest Products 0.0%†
Oji Holdings Corp.	83,200	499,714

Personal Products 0.6%
Kao Corp.	46,300	3,569,568
Kobayashi Pharmaceutical Co. Ltd.	5,000	399,403
Kose Corp.	2,700	503,240
Pola Orbis Holdings, Inc.	9,600	302,599
Shiseido Co. Ltd.	36,100	2,840,041

		7,614,851

Pharmaceuticals 1.4%
Astellas Pharma, Inc.	178,800	2,429,823
Chugai Pharmaceutical Co. Ltd.	21,700	1,368,226
Daiichi Sankyo Co. Ltd.	53,900	2,639,752
Eisai Co. Ltd.	23,700	1,381,605
Hisamitsu Pharmaceutical Co., Inc.	5,300	223,105
Kyowa Hakko Kirin Co. Ltd.	24,400	473,643
Mitsubishi Tanabe Pharma Corp.	24,400	307,074
Ono Pharmaceutical Co. Ltd.	36,700	688,182
Otsuka Holdings Co. Ltd.	37,900	1,357,152
Santen Pharmaceutical Co. Ltd.	35,300	538,903
Shionogi & Co. Ltd.	26,700	1,558,171
Sumitomo Dainippon Pharma Co. Ltd.	15,300	337,777
Taisho Pharmaceutical Holdings Co. Ltd.	3,270	303,156
Takeda Pharmaceutical Co. Ltd.	141,197	5,234,701

		18,841,270

Professional Services 0.3%
Persol Holdings Co. Ltd.	18,400	342,152
Recruit Holdings Co. Ltd.	105,300	3,164,482

		3,506,634

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	11,250	171,721
Daito Trust Construction Co. Ltd.	6,800	908,878
Daiwa House Industry Co. Ltd.	53,100	1,489,247
Hulic Co. Ltd.	26,500	227,321
Mitsubishi Estate Co. Ltd.	111,500	1,872,117
Mitsui Fudosan Co. Ltd.	84,300	1,948,908
Nomura Real Estate Holdings, Inc.	13,000	275,837
Sumitomo Realty & Development Co. Ltd.	34,700	1,281,346
Tokyu Fudosan Holdings Corp.	58,600	328,338

		8,503,713

Road & Rail 1.0%
Central Japan Railway Co.	13,700	2,946,251
East Japan Railway Co.	29,090	2,738,478
Hankyu Hanshin Holdings, Inc.	21,700	810,745
Keikyu Corp.	22,000	375,472
Keio Corp.	9,980	601,756
Keisei Electric Railway Co. Ltd.	11,800	411,039
Kintetsu Group Holdings Co. Ltd.	16,650	736,122

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Road & Rail (continued)
Kyushu Railway Co.	14,700	$478,757
Nagoya Railroad Co. Ltd.	16,600	449,594
Nippon Express Co. Ltd.	6,750	370,832
Odakyu Electric Railway Co. Ltd.	27,250	637,710
Seibu Holdings, Inc.	21,300	346,591
Tobu Railway Co. Ltd.	19,100	536,953
Tokyu Corp.	47,650	773,044
West Japan Railway Co.	15,900	1,183,088

		13,396,432

Semiconductors & Semiconductor Equipment 0.3%
Disco Corp.	2,900	494,132
Renesas Electronics Corp.*	77,900	411,612
Rohm Co. Ltd.	9,400	688,218
SUMCO Corp.	24,300	316,561
Tokyo Electron Ltd.	14,800	2,359,867

		4,270,390

Software 0.1%
Oracle Corp. Japan	3,200	218,742
Trend Micro, Inc.	11,900	596,256

		814,998

Specialty Retail 0.4%
ABC-Mart, Inc.	3,500	217,962
Fast Retailing Co. Ltd.	5,600	3,243,149
Hikari Tsushin, Inc.	1,900	351,785
Nitori Holdings Co. Ltd.	7,800	930,087
Shimamura Co. Ltd.	2,400	179,301
USS Co. Ltd.	20,400	390,677
Yamada Denki Co. Ltd. (a)	63,600	301,256

		5,614,217

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	20,300	400,095
Canon, Inc.	95,200	2,647,854
FUJIFILM Holdings Corp.	36,300	1,693,976
Konica Minolta, Inc.	43,100	431,110
NEC Corp.	24,800	833,904
Ricoh Co. Ltd.	62,000	623,104
Seiko Epson Corp.	28,400	455,126

		7,085,169

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	13,900	171,225

Tobacco 0.2%
Japan Tobacco, Inc.	104,500	2,422,421

Trading Companies & Distributors 0.9%
ITOCHU Corp.	129,800	2,338,688
Marubeni Corp.	151,900	1,088,685
Mitsubishi Corp.	129,400	3,561,467
Mitsui & Co. Ltd.	157,300	2,542,332
MonotaRO Co. Ltd.	13,000	300,789
Sumitomo Corp.	105,500	1,500,133
Toyota Tsusho Corp.	19,400	643,432

		11,975,526

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	3,900	163,335
Kamigumi Co. Ltd.	9,600	229,285

		392,620

55

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Wireless Telecommunication Services 1.2%
KDDI Corp.	169,800	$3,881,459
NTT DOCOMO, Inc.	128,500	2,788,608
Softbank Corp.	158,200	1,860,364
SoftBank Group Corp.	78,800	8,226,243

		16,756,674

		316,974,677

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	44,355	614,522

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE (a)	1,055	484,673

Media 0.1%
RTL Group SA	3,311	186,046
SES SA, FDR	34,353	584,627

		770,673

Metals & Mining 0.1%
ArcelorMittal	64,488	1,405,587

		3,275,455

MACAU 0.3%
Hotels, Restaurants & Leisure 0.3%
Galaxy Entertainment Group Ltd.	231,000	1,729,536
MGM China Holdings Ltd. (a)	94,000	193,998
Sands China Ltd.	235,100	1,291,671
SJM Holdings Ltd.	177,000	213,966
Wynn Macau Ltd.	143,600	412,629

		3,841,800

MALTA 0.0%†
Capital Markets 0.0%†
BGP Holdings plc*^¥	1,554,139	0

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	22,841	223,638

NETHERLANDS 4.7%
Banks 0.4%
ABN AMRO Group NV, CVA Reg. S (a)(b)	40,950	963,394
ING Groep NV (a)	370,320	4,718,352

		5,681,746

Beverages 0.3%
Heineken Holding NV	11,186	1,137,922
Heineken NV	24,695	2,669,728

		3,807,650

Chemicals 0.3%
Akzo Nobel NV	21,204	1,805,110
Koninklijke DSM NV	17,150	1,965,232

		3,770,342

Diversified Financial Services 0.0%†
EXOR NV	10,788	719,509

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	322,494	989,586

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	111,627	$2,685,354

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	88,945	3,800,872

Insurance 0.2%
Aegon NV	172,940	903,413
NN Group NV	29,577	1,288,152

		2,191,565

IT Services 0.0%†
Adyen NV Reg. S* (b)	995	809,990

Oil, Gas & Consumable Fuels 1.9%
Koninklijke Vopak NV	6,967	311,751
Royal Dutch Shell plc, Class A	429,895	13,701,213
Royal Dutch Shell plc, Class B	357,320	11,455,604

		25,468,568

Professional Services 0.2%
Randstad NV	11,567	660,867
Wolters Kluwer NV	26,944	1,882,090

		2,542,957

Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV	39,104	8,174,869
NXP Semiconductors NV	32,850	3,469,617

		11,644,486

		64,112,625

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	80,227	276,321

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	175,830	431,146

Food Products 0.1%
a2 Milk Co. Ltd.*	69,521	779,450

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	56,363	595,575

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	34,475	279,704

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	121,902	330,775

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	89,442	476,246

		3,169,217

NORWAY 0.7%
Banks 0.1%
DNB ASA* (a)	93,457	1,795,885

Chemicals 0.1%
Yara International ASA	16,618	749,447

Diversified Telecommunication Services 0.1%
Telenor ASA	71,429	1,433,930

Food Products 0.1%
Mowi ASA	42,907	932,228
Orkla ASA (a)	75,201	589,573

		1,521,801

56

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

NORWAY (continued)
Insurance 0.0%†
Gjensidige Forsikring ASA	19,306	$375,160

Media 0.0%†
Schibsted ASA, Class B	8,471	202,652

Metals & Mining 0.1%
Norsk Hydro ASA	123,820	530,983

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	9,479	312,564
Equinor ASA	111,191	2,476,456

		2,789,020

		9,398,878

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP—Energias de Portugal SA*	247,505	938,609

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	26,204	427,276

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	47,164	790,714

		2,156,599

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	141,200	411,243

Airlines 0.0%†
Singapore Airlines Ltd.	48,913	348,248

Banks 0.7%
DBS Group Holdings Ltd.	171,250	3,559,248
Oversea-Chinese Banking Corp. Ltd.	305,389	2,718,285
United Overseas Bank Ltd.	130,562	2,672,975

		8,950,508

Capital Markets 0.1%
Singapore Exchange Ltd.	83,700	454,280

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	8,726	227,972

Diversified Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	769,803	1,794,831

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	24,800	309,339

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	258,275	569,801
CapitaLand Commercial Trust	259,886	370,786
CapitaLand Mall Trust	262,400	466,980
Suntec REIT	211,000	287,062

		1,694,629

Food Products 0.1%
Golden Agri-Resources Ltd.	492,571	105,128
Wilmar International Ltd.	174,758	467,936

		573,064

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore Ltd.	569,417	412,616

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	141,400	704,237
Sembcorp Industries Ltd.	103,843	203,221

		907,458

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Media 0.0%†
Singapore Press Holdings Ltd.	135,400	$249,987

Real Estate Management & Development 0.1%
CapitaLand Ltd.	252,745	656,302
City Developments Ltd.	35,499	233,477
UOL Group Ltd.	52,313	291,736

		1,181,515

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	199,720	395,159

Transportation Infrastructure 0.0%†
SATS Ltd.	57,200	220,028

		18,130,877

SOUTH AFRICA 0.2%
Capital Markets 0.0%†
Investec plc	65,733	416,243

Metals & Mining 0.2%
Anglo American plc	100,510	2,615,662

		3,031,905

SPAIN 3.0%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	630,750	3,844,420
Banco de Sabadell SA	546,302	637,554
Banco Santander SA (a)	1,548,971	7,873,859
Bankia SA	107,396	297,866
Bankinter SA	65,090	519,777
CaixaBank SA	348,430	1,112,805

		14,286,281

Biotechnology 0.1%
Grifols SA	28,573	792,979

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	23,581	1,082,775
Ferrovial SA	47,259	1,164,188

		2,246,963

Diversified Telecommunication Services 0.3%
Telefonica SA	447,805	3,741,774

Electric Utilities 0.5%
Endesa SA	30,837	768,454
Iberdrola SA	591,503	5,376,902
Red Electrica Corp. SA	42,025	871,353

		7,016,709

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA	23,792	427,726

Gas Utilities 0.1%
Naturgy Energy Group SA	34,004	966,259

Insurance 0.0%†
Mapfre SA	108,882	326,718

IT Services 0.2%
Amadeus IT Group SA	41,922	3,335,555

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	21,065	600,340
Repsol SA	132,354	2,242,999

		2,843,339

57

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Specialty Retail 0.2%
Industria de Diseno Textil SA (a)	104,183	$3,157,080

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	6,553	1,218,227

		40,359,610

SWEDEN 2.5%
Banks 0.3%
Skandinaviska Enskilda Banken AB, Class A	152,535	1,455,809
Svenska Handelsbanken AB, Class A	143,518	1,566,851
Swedbank AB, Class A	87,922	1,426,749

		4,449,409

Building Products 0.2%
Assa Abloy AB, Class B	94,936	2,026,197

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	29,567	516,722

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	292,960	2,901,163

Construction & Engineering 0.0%†
Skanska AB, Class B (a)	31,852	554,127

Diversified Financial Services 0.2%
Industrivarden AB, Class C	14,961	336,419
Investor AB, Class B	43,077	2,052,845
Kinnevik AB, Class B	24,215	705,172
L E Lundbergforetagen AB, Class B	6,536	223,356

		3,317,792

Diversified Telecommunication Services 0.1%
Telia Co. AB	273,255	1,163,932

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	25,099	1,368,590

Food & Staples Retailing 0.0%†
ICA Gruppen AB (a)	7,862	284,352

Household Durables 0.1%
Electrolux AB Series B	22,422	550,660
Husqvarna AB, Class B	41,324	377,188

		927,848

Household Products 0.1%
Essity AB, Class B	58,868	1,747,923

Machinery 0.7%
Alfa Laval AB	27,317	633,777
Atlas Copco AB, Class A (a)	65,195	2,025,662
Atlas Copco AB, Class B	37,885	1,078,863
Epiroc AB, Class A*	63,981	661,824
Epiroc AB, Class B*	35,206	348,374
Sandvik AB (a)	106,745	1,975,218
SKF AB, Class B	35,088	649,070
Volvo AB, Class B	152,361	2,440,219

		9,813,007

Metals & Mining 0.1%
Boliden AB*	26,033	776,336

Oil, Gas & Consumable Fuels 0.1%
Lundin Petroleum AB	18,331	597,491

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (a)	82,061	$1,434,871

Tobacco 0.1%
Swedish Match AB	17,082	833,480

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	47,371	632,188

		33,345,428

SWITZERLAND 9.0%
Beverages 0.0%†
Coca-Cola HBC AG*	19,126	684,139

Building Products 0.1%
Geberit AG (Registered)	3,596	1,510,300

Capital Markets 0.8%
Credit Suisse Group AG (Registered)*	244,092	3,265,352
Julius Baer Group Ltd.*	21,348	1,032,053
Partners Group Holding AG	1,685	1,269,635
UBS Group AG (Registered)*	366,609	4,926,485

		10,493,525

Chemicals 0.4%
Clariant AG (Registered)*	17,775	365,368
EMS-Chemie Holding AG (Registered)	764	463,415
Givaudan SA (Registered)	875	2,271,885
Sika AG (Registered) (a)	12,106	1,856,098

		4,956,766

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	46,111	2,375,595

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,702	291,777

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered) (a)	2,515	1,173,640

Electrical Equipment 0.3%
ABB Ltd. (Registered)*	176,325	3,629,594

Food Products 2.2%
Barry Callebaut AG (Registered)	199	365,774
Chocoladefabriken Lindt & Spruengli AG	107	711,506
Chocoladefabriken Lindt & Spruengli AG (Registered)	10	758,691
Nestle SA (Registered)	292,210	28,149,109

		29,985,080

Health Care Equipment & Supplies 0.3%
Alcon, Inc.*	41,606	2,396,035
Sonova Holding AG (Registered)	5,391	1,090,017
Straumann Holding AG (Registered)	1,002	810,308

		4,296,360

Insurance 0.7%
Baloise Holding AG (Registered)	4,738	813,120
Swiss Life Holding AG (Registered)*	3,323	1,562,707
Swiss Re AG (a)	29,032	2,794,335
Zurich Insurance Group AG	14,377	4,595,672

		9,765,834

Life Sciences Tools & Services 0.2%
Lonza Group AG (Registered)*	7,053	2,178,810

58

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Machinery 0.1%
Schindler Holding AG	3,825	$825,315
Schindler Holding AG (Registered)	1,853	393,622

		1,218,937

Marine 0.0%†
Kuehne + Nagel International AG (Registered)	5,107	743,342

Metals & Mining 0.3%
Glencore plc*	1,070,140	4,271,629

Pharmaceuticals 2.6%
Novartis AG (Registered)	206,830	16,893,497
Roche Holding AG	67,025	17,670,843
Vifor Pharma AG	4,162	544,228

		35,108,568

Professional Services 0.2%
Adecco Group AG (Registered)	15,184	872,362
SGS SA (Registered)	519	1,371,552

		2,243,914

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	7,373	592,277

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	66,302	1,227,701

Software 0.1%
Temenos AG (Registered)*	5,784	961,857

Specialty Retail 0.0%†
Dufry AG (Registered)*	2,804	273,970

Textiles, Apparel & Luxury Goods 0.3%
Cie Financiere Richemont SA (Registered)	50,026	3,658,788
Swatch Group AG (The) (a)	2,898	885,336
Swatch Group AG (The) (Registered)	4,961	291,228

		4,835,352

		122,818,967

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc (a)	10,900	402,881

UNITED KINGDOM 14.0%
Aerospace & Defense 0.3%
BAE Systems plc	301,738	1,946,490
Meggitt plc	70,516	501,205
Rolls-Royce Holdings plc*	163,362	1,951,604

		4,399,299

Air Freight & Logistics 0.0%†
Royal Mail plc	78,552	258,978

Airlines 0.0%†
easyJet plc	16,834	255,535

Automobiles 0.1%
Fiat Chrysler Automobiles NV	101,985	1,571,471

Banks 2.2%
Barclays plc	1,640,409	3,517,444
HSBC Holdings plc	1,911,263	16,648,257
Lloyds Banking Group plc	6,781,148	5,534,196
Royal Bank of Scotland Group plc	452,036	1,413,350

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Banks (continued)
Standard Chartered plc	266,498	$2,436,663

		29,549,910

Beverages 0.8%
Coca-Cola European Partners plc	20,149	1,079,785
Diageo plc	231,542	9,764,318

		10,844,103

Capital Markets 0.4%
3i Group plc	90,676	1,269,794
Hargreaves Lansdown plc	27,836	820,264
London Stock Exchange Group plc	29,581	1,939,524
Schroders plc	11,841	489,797
St James’s Place plc	49,900	730,947

		5,250,326

Chemicals 0.1%
Croda International plc	12,434	841,156
Johnson Matthey plc	18,789	818,953

		1,660,109

Commercial Services & Supplies 0.0%†
Babcock International Group plc	27,134	186,078
G4S plc	144,899	409,527

		595,605

Diversified Financial Services 0.1%
Standard Life Aberdeen plc	243,239	884,736

Diversified Telecommunication Services 0.2%
BT Group plc	800,700	2,392,380

Electric Utilities 0.1%
SSE plc	98,563	1,471,224

Electrical Equipment 0.1%
Melrose Industries plc	471,671	1,250,217

Energy Equipment & Services 0.0%†
John Wood Group plc	61,198	374,517

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	85,605	663,359
Hammerson plc	75,922	318,817
Land Securities Group plc	71,986	866,646
Segro plc	105,425	932,887

		2,781,709

Food & Staples Retailing 0.3%
J Sainsbury plc	170,907	496,548
Tesco plc	934,081	3,049,359
Wm Morrison Supermarkets plc	209,513	590,786

		4,136,693

Food Products 0.1%
Associated British Foods plc	34,482	1,151,421

Health Care Equipment & Supplies 0.1%
ConvaTec Group plc Reg. S (b)	143,788	260,274
Smith & Nephew plc	82,190	1,586,891

		1,847,165

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	151,777	3,449,811
GVC Holdings plc	49,656	422,726
InterContinental Hotels Group plc	16,707	1,083,742

59

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Hotels, Restaurants & Leisure (continued)
Merlin Entertainments plc Reg. S (b)	66,868	$319,389
Whitbread plc	17,828	1,037,653

		6,313,321

Household Durables 0.2%
Barratt Developments plc	95,300	748,183
Berkeley Group Holdings plc	12,135	594,474
Persimmon plc	30,266	882,695
Taylor Wimpey plc	321,092	762,179

		2,987,531

Household Products 0.4%
Reckitt Benckiser Group plc	63,932	5,179,768

Industrial Conglomerates 0.1%
DCC plc	9,538	852,807
Smiths Group plc	36,586	727,296

		1,580,103

Insurance 0.9%
Admiral Group plc	18,519	532,699
Aviva plc	370,564	2,078,015
Direct Line Insurance Group plc	130,580	562,238
Legal & General Group plc	564,481	2,050,065
Prudential plc	247,005	5,597,376
RSA Insurance Group plc	101,203	715,466

		11,535,859

Interactive Media & Services 0.1%
Auto Trader Group plc Reg. S (b)	91,815	676,992

Machinery 0.1%
CNH Industrial NV	98,172	1,064,745
Weir Group plc (The)	24,631	533,228

		1,597,973

Media 0.3%
Informa plc	121,514	1,236,583
ITV plc	348,268	620,730
Pearson plc	75,147	813,671
WPP plc	118,102	1,474,789

		4,145,773

Multiline Retail 0.1%
Marks & Spencer Group plc	157,746	588,643
Next plc	13,407	1,009,111

		1,597,754

Multi-Utilities 0.3%
Centrica plc	547,801	759,384
National Grid plc	325,319	3,553,722

		4,313,106

Oil, Gas & Consumable Fuels 1.0%
BP plc	1,913,400	13,912,538

Paper & Forest Products 0.1%
Mondi plc	35,654	782,427

Personal Products 1.1%
Unilever NV, CVA	147,227	8,921,791
Unilever plc	105,864	6,428,321

		15,350,112

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Pharmaceuticals 1.4%
AstraZeneca plc	120,854	$8,999,049
GlaxoSmithKline plc	473,298	9,707,049

		18,706,098

Professional Services 0.6%
Experian plc	86,603	2,513,270
Intertek Group plc	15,669	1,093,323
RELX plc	186,651	4,281,966

		7,888,559

Software 0.1%
Micro Focus International plc	32,909	834,868
Sage Group plc (The)	105,303	997,097

		1,831,965

Specialty Retail 0.1%
Kingfisher plc	210,264	724,862

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	39,801	1,048,239

Tobacco 0.8%
British American Tobacco plc	218,826	8,583,241
Imperial Brands plc	91,037	2,898,542

		11,481,783

Trading Companies & Distributors 0.2%
Ashtead Group plc	45,241	1,254,305
Bunzl plc	32,651	984,061

		2,238,366

Water Utilities 0.1%
Severn Trent plc	23,015	611,303
United Utilities Group plc	63,225	683,400

		1,294,703

Wireless Telecommunication Services 0.3%
Vodafone Group plc	2,539,021	4,705,861

		190,569,091

UNITED STATES 0.2%
Hotels, Restaurants & Leisure 0.0%†
Carnival plc	15,822	838,081

Life Sciences Tools & Services 0.1%
QIAGEN NV*	22,552	870,575

Trading Companies & Distributors 0.1%
Ferguson plc	21,747	1,546,930

		3,255,586

Total Common Stocks (cost $1,135,936,100)		1,335,075,266

Preferred Stock 0.0%†

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings plc*¥	11,598,702	15,125

Total Preferred Stock (cost $14,954)		15,125

60

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Short-Term Investment 0.2%

	Shares	Value

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (c)(d)	2,581,976	$2,581,976

Total Short-Term Investment (cost $2,581,976)		2,581,976

Repurchase Agreements 3.2%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $37,733,297, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $38,512,383. (d)(e)	$37,730,467	37,730,467
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $5,537,090, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $5,647,416. (d)(e)	5,536,683	5,536,683

Total Repurchase Agreements (cost $43,267,150)		43,267,150

Total Investments (cost $1,181,800,180) — 101.4%		1,380,939,517

Liabilities in excess of other assets — (1.4)%		(19,074,824)

NET ASSETS — 100.0%		$1,361,864,693

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $45,041,549, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $2,581,976 and $43,267,150, respectively, and by $5,338,057 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from 6/13/2019 – 2/15/2045; a total value of $51,187,183.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at April 30, 2019 was $10,364,829 which represents 0.76% of net assets.

(c)	Represents 7-day effective yield as of April 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $45,849,126.

(e)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt
CDI	CREST Depository Interest
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
FDR	Fiduciary Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

61

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund (Continued)

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
EURO STOXX 50 Index	271	6/2019	EUR	10,492,478	57,887
FTSE 100 Index	63	6/2019	GBP	6,055,835	(44,040)
SGX Nikkei 225 Index	60	6/2019	JPY	6,012,388	3,012
SPI 200 Index	26	6/2019	AUD	2,888,603	(14,588)

					2,271

At April 30, 2019 the fund had $1,305,817 segregated in foreign currency as collateral with the broker for open futures contract.

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

62

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide International Index Fund
Assets:
Investment securities, at value* (cost $1,138,533,030)	$1,337,672,367
Repurchase agreements, at value (cost $43,267,150)	43,267,150
Cash	557,596
Deposits with broker for futures contracts	1,305,817
Foreign currencies, at value (cost $21,631,198)	21,710,304
Interest and dividends receivable	5,942,673
Security lending income receivable	71,237
Receivable for investments sold	310,871
Receivable for capital shares issued	307,545
Reclaims receivable	2,358,015
Receivable for variation margin on futures contracts	7,044
Due from custodian	54,342
Prepaid expenses	54,173

Total Assets	1,413,619,134

Liabilities:
Payable for investments purchased	4,149,866
Payable for capital shares redeemed	936,942
Payable upon return of securities loaned (Note 2)	45,849,126
Accrued expenses and other payables:
Investment advisory fees	272,685
Fund administration fees	61,971
Distribution fees	46,413
Administrative servicing fees	47,913
Accounting and transfer agent fees	7,916
Trustee fees	2,427
Due to custodian	304,828
Custodian fees	11,205
Compliance program costs (Note 3)	1,246
Professional fees	8,569
Printing fees	19,282
Other	34,052

Total Liabilities	51,754,441

Net Assets	$1,361,864,693

Represented by:
Capital	$1,232,203,048
Total distributable earnings (loss)	129,661,645

Net Assets	$1,361,864,693

Net Assets:
Class A Shares	$195,840,729
Class C Shares	3,370,120
Class R Shares	9,120,970
Class R6 Shares	1,146,247,311
Institutional Service Class Shares	7,285,563

Total	$1,361,864,693

63

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide International Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	25,166,790
Class C Shares	463,891
Class R Shares	1,174,176
Class R6 Shares	146,375,185
Institutional Service Class Shares	931,516

Total	174,111,558

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.78
Class C Shares (b)	$7.26
Class R Shares	$7.77
Class R6 Shares	$7.83
Institutional Service Class Shares	$7.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $45,041,549 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$24,101,924
Income from securities lending (Note 2)	221,200
Foreign tax withholding	(1,971,971)

Total Income	22,351,153

EXPENSES:
Investment advisory fees	1,678,780
Fund administration fees	219,343
Distribution fees Class A	233,677
Distribution fees Class C	16,836
Distribution fees Class R	19,826
Administrative servicing fees Class A	158,899
Administrative servicing fees Class C	1,179
Administrative servicing fees Class R	8,612
Administrative servicing fees Institutional Service Class	5,435
Registration and filing fees	31,570
Professional fees	58,403
Printing fees	10,586
Trustee fees	23,416
Custodian fees	32,983
Accounting and transfer agent fees	16,744
Compliance program costs (Note 3)	3,364
Other	78,305

Total Expenses	2,597,958

NET INVESTMENT INCOME	19,753,195

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	37,742,218
Expiration or closing of futures contracts (Note 2)	822,451
Foreign currency transactions (Note 2)	(208,468)

Net realized gains	38,356,201

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	42,144,116
Futures contracts (Note 2)	496,109
Translation of assets and liabilities denominated in foreign currencies	97,903

Net change in unrealized appreciation/depreciation	42,738,128

Net realized/unrealized gains	81,094,329

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$100,847,524

The accompanying notes are an integral part of these financial statements.

65

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$19,753,195	$42,026,476
Net realized gains	38,356,201	35,694,631
Net change in unrealized appreciation/depreciation	42,738,128	(188,874,630)

Change in net assets resulting from operations	100,847,524	(111,153,523)

Distributions to Shareholders From:
Distributable earnings:
Class A	(7,739,836)	(14,185,717)
Class C	(140,632)	(377,392)
Class R	(323,360)	(399,261)
Class R6	(54,518,839)	(85,510,721)
Institutional Service Class	(263,675)	(149,056)

Change in net assets from shareholder distributions	(62,986,342)	(100,622,147)

Change in net assets from capital transactions	(126,295,380)	112,689,180

Change in net assets	(88,434,198)	(99,086,490)

Net Assets:
Beginning of period	1,450,298,891	1,549,385,381

End of period	$1,361,864,693	$1,450,298,891

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,370,858	$80,367,851
Dividends reinvested	7,348,345	13,453,800
Cost of shares redeemed	(44,513,290)	(55,730,072)

Total Class A Shares	(8,794,087)	38,091,579

Class C Shares
Proceeds from shares issued	350,719	819,743
Dividends reinvested	127,020	335,506
Cost of shares redeemed	(1,062,489)	(2,672,526)

Total Class C Shares	(584,750)	(1,517,277)

Class R Shares
Proceeds from shares issued	2,639,059	7,010,781
Dividends reinvested	259,678	244,934
Cost of shares redeemed	(1,453,339)	(4,502,543)

Total Class R Shares	1,445,398	2,753,172

Class R6 Shares
Proceeds from shares issued	56,844,336	168,432,878
Dividends reinvested	54,518,839	85,500,338
Cost of shares redeemed	(230,614,759)	(186,133,363)

Total Class R6 Shares	(119,251,584)	67,799,853

66

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,907,745	$8,268,312
Dividends reinvested	228,805	122,115
Cost of shares redeemed	(1,246,907)	(2,828,574)

Total Institutional Service Class Shares	889,643	5,561,853

Change in net assets from capital transactions	$(126,295,380)	$112,689,180

SHARE TRANSACTIONS:
Class A Shares
Issued	3,752,131	9,382,406
Reinvested	1,061,692	1,599,040
Redeemed	(5,890,022)	(6,644,414)

Total Class A Shares	(1,076,199)	4,337,032

Class C Shares
Issued	49,859	101,849
Reinvested	19,602	42,454
Redeemed	(153,947)	(343,846)

Total Class C Shares	(84,486)	(199,543)

Class R Shares
Issued	356,879	838,096
Reinvested	37,526	29,136
Redeemed	(201,707)	(543,753)

Total Class R Shares	192,698	323,479

Class R6 Shares
Issued	7,659,048	20,021,176
Reinvested	7,821,431	10,102,281
Redeemed	(31,017,932)	(21,703,012)

Total Class R6 Shares	(15,537,453)	8,420,445

Institutional Service Class Shares
Issued	260,838	981,631
Reinvested	32,830	14,478
Redeemed	(165,181)	(338,583)

Total Institutional Service Class Shares	128,487	657,526

Total change in shares	(16,376,953)	13,538,939

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.57	0.10	0.42	0.52	(0.14)	(0.17)	(0.31)	$7.78	7.45%		$195,840,729	0.73%	2.62%	0.73%	2.12%
Year Ended October 31, 2018	$8.72	0.20	(0.82)	(0.62)	(0.22)	(0.31)	(0.53)	$7.57	(7.62%	)	$198,583,745	0.71%	2.39%	0.71%	9.38%
Year Ended October 31, 2017	$7.25	0.18	1.48	1.66	(0.17)	(0.02)	(0.19)	$8.72	23.17%		$190,918,580	0.71%	2.29%	0.71%	6.07%
Year Ended October 31, 2016	$7.75	0.18	(0.42)	(0.24)	(0.19)	(0.07)	(0.26)	$7.25	(3.13%	)	$154,817,735	0.72%	2.55%	0.72%	6.09%
Year Ended October 31, 2015	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.08	0.07	0.39	0.46	(0.11)	(0.17)	(0.28)	$7.26	7.03%		$3,370,120	1.39%	1.90%	1.39%	2.12%
Year Ended October 31, 2018	$8.21	0.13	(0.75)	(0.62)	(0.20)	(0.31)	(0.51)	$7.08	(8.18%	)	$3,880,028	1.38%	1.70%	1.38%	9.38%
Year Ended October 31, 2017	$6.84	0.11	1.40	1.51	(0.12)	(0.02)	(0.14)	$8.21	22.36%		$6,139,114	1.39%	1.53%	1.39%	6.07%
Year Ended October 31, 2016	$7.34	0.13	(0.41)	(0.28)	(0.15)	(0.07)	(0.22)	$6.84	(3.83%	)	$5,729,070	1.39%	1.92%	1.39%	6.09%
Year Ended October 31, 2015	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%

Class R Shares (f)
Six Months Ended April 30, 2019 (Unaudited)	$7.55	0.09	0.43	0.52	(0.13)	(0.17)	(0.30)	$7.77	7.44%		$9,120,970	1.03%	2.38%	1.03%	2.12%
Year Ended October 31, 2018	$8.71	0.18	(0.82)	(0.64)	(0.21)	(0.31)	(0.52)	$7.55	(7.88%	)	$7,413,682	1.02%	2.11%	1.02%	9.38%
Year Ended October 31, 2017	$7.25	0.14	1.49	1.63	(0.15)	(0.02)	(0.17)	$8.71	22.78%		$5,734,302	0.99%	1.72%	0.99%	6.07%
Year Ended October 31, 2016	$7.75	0.16	(0.42)	(0.26)	(0.17)	(0.07)	(0.24)	$7.25	(3.37%	)	$3,019,089	1.00%	2.27%	1.00%	6.09%
Year Ended October 31, 2015	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%

Class R6 Shares (g)
Six Months Ended April 30, 2019 (Unaudited)	$7.62	0.11	0.44	0.55	(0.17)	(0.17)	(0.34)	$7.83	7.78%		$1,146,247,311	0.31%	2.93%	0.31%	2.12%
Year Ended October 31, 2018	$8.76	0.23	(0.81)	(0.58)	(0.25)	(0.31)	(0.56)	$7.62	(7.22%	)	$1,234,310,025	0.31%	2.74%	0.31%	9.38%
Year Ended October 31, 2017	$7.29	0.21	1.48	1.69	(0.20)	(0.02)	(0.22)	$8.76	23.51%		$1,345,318,673	0.31%	2.64%	0.31%	6.07%
Year Ended October 31, 2016	$7.79	0.22	(0.43)	(0.21)	(0.22)	(0.07)	(0.29)	$7.29	(2.71%	)	$1,578,665,493	0.31%	2.98%	0.31%	6.09%
Year Ended October 31, 2015	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$7.61	0.11	0.43	0.54	(0.16)	(0.17)	(0.33)	$7.82	7.63%		$7,285,563	0.48%	3.08%	0.48%	2.12%
Year Ended October 31, 2018	$8.76	0.22	(0.82)	(0.60)	(0.24)	(0.31)	(0.55)	$7.61	(7.40%	)	$6,111,411	0.47%	2.61%	0.47%	9.38%
Period Ended October 31, 2017 (h)	$7.26	0.14	1.58	1.72	(0.20)	(0.02)	(0.22)	$8.76	23.97%		$1,274,712	0.40%	1.80%	0.40%	6.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

68

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation1

Common Stocks	98.6%
Repurchase Agreements	1.6%
Short-Term Investment	0.1%
Futures Contracts	0.1%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	9.2%
Banks	7.3%
Machinery	5.0%
Insurance	4.9%
Electronic Equipment, Instruments & Components	4.2%
Software	4.1%
Hotels, Restaurants & Leisure	4.1%
Semiconductors & Semiconductor Equipment	3.5%
Health Care Equipment & Supplies	3.5%
Capital Markets	3.1%
Other Industries#	51.1%
100.0%

Top Holdings2

IDEX Corp.	0.7%
Zebra Technologies Corp., Class A	0.6%
Domino’s Pizza, Inc.	0.6%
STERIS plc	0.6%
Leidos Holdings, Inc.	0.6%
NVR, Inc.	0.6%
FactSet Research Systems, Inc.	0.6%
MarketAxess Holdings, Inc.	0.6%
Ultimate Software Group, Inc. (The)	0.6%
Trimble, Inc.	0.6%
Other Holdings#	93.9%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

69

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,085.70	3.46	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.36	0.67
Class C Shares	Actual	(a)	1,000.00	1,081.70	6.97	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.10	6.76	1.35
Class R Shares	Actual	(a)	1,000.00	1,084.60	5.12	0.99
	Hypothetical	(a)(b)	1,000.00	1,019.89	4.96	0.99
Class R6 Shares	Actual	(a)	1,000.00	1,087.70	1.40	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.46	1.35	0.27
Institutional Service Class Shares	Actual	(a)	1,000.00	1,086.90	2.69	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.22	2.61	0.52

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 0.8%
Curtiss-Wright Corp.	21,749	$2,478,081
Teledyne Technologies, Inc.*	18,404	4,573,578

		7,051,659

Air Freight & Logistics 0.4%
XPO Logistics, Inc.* (a)	55,502	3,778,576

Airlines 0.3%
JetBlue Airways Corp.*	155,806	2,890,201

Auto Components 1.1%
Adient plc	44,144	1,019,726
Dana, Inc.	72,871	1,420,984
Delphi Technologies plc	44,974	995,275
Gentex Corp.	131,763	3,034,502
Goodyear Tire & Rubber Co. (The)	118,022	2,267,203
Visteon Corp.*	14,356	947,783

		9,685,473

Automobiles 0.2%
Thor Industries, Inc.	26,588	1,751,352

Banks 7.3%
Associated Banc-Corp.	83,531	1,895,318
BancorpSouth Bank	46,099	1,405,098
Bank of Hawaii Corp.	20,947	1,725,614
Bank OZK	61,438	2,005,951
Cathay General Bancorp	38,872	1,430,101
Chemical Financial Corp.	36,311	1,595,142
Commerce Bancshares, Inc.	50,169	3,031,713
Cullen/Frost Bankers, Inc.	32,018	3,255,911
East West Bancorp, Inc.	73,673	3,792,686
First Financial Bankshares, Inc.	34,468	2,120,471
First Horizon National Corp.	161,754	2,440,868
FNB Corp.	164,817	1,999,230
Fulton Financial Corp.	86,349	1,489,520
Hancock Whitney Corp.	43,553	1,905,008
Home BancShares, Inc.	78,886	1,513,822
International Bancshares Corp.	27,683	1,148,014
PacWest Bancorp	61,401	2,428,410
Pinnacle Financial Partners, Inc.	37,044	2,151,145
Prosperity Bancshares, Inc.	33,720	2,483,141
Signature Bank	28,004	3,698,488
Sterling Bancorp	108,114	2,315,802
Synovus Financial Corp.	80,891	2,981,642
TCF Financial Corp.	83,349	1,844,513
Texas Capital Bancshares, Inc.*	25,504	1,650,874
Trustmark Corp.	33,130	1,191,355
UMB Financial Corp.	22,440	1,567,658
Umpqua Holdings Corp.	111,933	1,943,157
United Bankshares, Inc.	51,898	2,036,478
Valley National Bancorp	169,290	1,774,159
Webster Financial Corp.	46,878	2,490,628
Wintrust Financial Corp.	28,779	2,192,960

		65,504,877

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	4,426	1,372,104

Common Stocks (continued)

	Shares	Value

Biotechnology 0.7%
Exelixis, Inc.*	152,551	$2,999,153
Ligand Pharmaceuticals, Inc.*	10,392	1,307,833
United Therapeutics Corp.*	22,228	2,279,926

		6,586,912

Building Products 0.9%
Lennox International, Inc.	18,240	4,951,248
Resideo Technologies, Inc.*	62,496	1,418,659
Trex Co., Inc.*	29,971	2,076,091

		8,445,998

Capital Markets 3.1%
Eaton Vance Corp.	58,536	2,433,342
Evercore, Inc., Class A	20,837	2,030,149
FactSet Research Systems, Inc.	19,332	5,333,119
Federated Investors, Inc., Class B	48,803	1,499,716
Interactive Brokers Group, Inc., Class A	38,160	2,069,798
Janus Henderson Group plc	83,860	2,102,370
Legg Mason, Inc.	43,468	1,454,005
MarketAxess Holdings, Inc.	19,155	5,331,411
SEI Investments Co.	65,619	3,572,955
Stifel Financial Corp.	36,599	2,183,862

		28,010,727

Chemicals 2.7%
Ashland Global Holdings, Inc.	31,866	2,566,169
Cabot Corp.	30,253	1,372,881
Chemours Co. (The)	84,902	3,057,321
Ingevity Corp.*	21,154	2,432,922
Minerals Technologies, Inc.	17,921	1,124,901
NewMarket Corp.	4,433	1,859,998
Olin Corp.	83,810	1,817,839
PolyOne Corp.	39,505	1,091,918
RPM International, Inc.	66,913	4,058,274
Scotts Miracle-Gro Co. (The)	19,964	1,697,339
Sensient Technologies Corp.	21,485	1,506,528
Valvoline, Inc.	95,630	1,769,155

		24,355,245

Commercial Services & Supplies 1.4%
Brink’s Co. (The)	25,234	2,016,954
Clean Harbors, Inc.*	25,902	1,968,552
Deluxe Corp.	22,200	992,784
Healthcare Services Group, Inc. (a)	37,506	1,269,578
Herman Miller, Inc.	30,156	1,170,656
HNI Corp.	22,271	817,568
MSA Safety, Inc.	17,790	1,955,299
Stericycle, Inc.*	43,281	2,527,178

		12,718,569

Communications Equipment 1.2%
Ciena Corp.*	73,106	2,804,346
InterDigital, Inc.	16,579	1,084,101
Lumentum Holdings, Inc.*	38,680	2,397,000
NetScout Systems, Inc.*	35,543	1,044,964
Plantronics, Inc.	16,791	864,401
ViaSat, Inc.* (a)	28,897	2,624,425

		10,819,237

71

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering 1.3%
AECOM*	79,463	$2,693,796
Dycom Industries, Inc.* (a)	15,906	788,778
EMCOR Group, Inc.	28,463	2,394,877
Granite Construction, Inc.	23,835	1,069,953
KBR, Inc.	71,599	1,590,930
MasTec, Inc.*	31,301	1,585,396
Valmont Industries, Inc.	11,153	1,503,870

		11,627,600

Construction Materials 0.2%
Eagle Materials, Inc.	23,330	2,120,930

Consumer Finance 0.6%
Green Dot Corp., Class A*	24,207	1,543,681
Navient Corp.	110,608	1,494,314
SLM Corp.	222,214	2,257,694

		5,295,689

Containers & Packaging 1.4%
AptarGroup, Inc.	32,007	3,560,459
Bemis Co., Inc.	46,419	2,665,379
Greif, Inc., Class A	13,394	529,331
Owens-Illinois, Inc.	78,084	1,542,940
Silgan Holdings, Inc.	39,354	1,178,259
Sonoco Products Co.	50,726	3,198,781

		12,675,149

Distributors 0.4%
Pool Corp.	20,022	3,678,842

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	29,369	1,448,479
Graham Holdings Co., Class B	2,218	1,648,928
Service Corp. International	92,180	3,835,610
Sotheby’s*	16,712	704,912
Weight Watchers International, Inc.*	19,702	402,315

		8,040,244

Electric Utilities 1.5%
ALLETE, Inc.	26,238	2,137,085
Hawaiian Electric Industries, Inc.	55,336	2,295,337
IDACORP, Inc.	25,611	2,536,001
OGE Energy Corp.	101,510	4,297,934
PNM Resources, Inc.	40,483	1,880,031

		13,146,388

Electrical Equipment 1.4%
Acuity Brands, Inc.	20,276	2,966,987
EnerSys	21,881	1,513,946
Hubbell, Inc.	27,804	3,547,791
nVent Electric plc	81,973	2,291,145
Regal Beloit Corp.	21,748	1,850,320

		12,170,189

Electronic Equipment, Instruments & Components 4.2%
Arrow Electronics, Inc.*	43,162	3,647,621
Avnet, Inc.	55,112	2,678,994
Belden, Inc.	20,026	1,112,444
Cognex Corp.	86,831	4,378,888
Coherent, Inc.* (a)	12,390	1,833,844

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Jabil, Inc.	71,562	$2,161,888
Littelfuse, Inc.	12,558	2,524,786
National Instruments Corp.	57,211	2,694,638
SYNNEX Corp.	21,151	2,281,770
Tech Data Corp.*	18,966	2,021,965
Trimble, Inc.*	127,860	5,219,245
Vishay Intertechnology, Inc.	67,557	1,338,304
Zebra Technologies Corp., Class A*	27,345	5,773,623

		37,668,010

Energy Equipment & Services 1.1%
Apergy Corp.*	39,307	1,560,095
Core Laboratories NV	22,596	1,432,360
Ensco Rowan plc, Class A (a)	99,935	1,396,092
McDermott International, Inc.*	91,778	742,484
Oceaneering International, Inc.*	50,078	961,497
Patterson-UTI Energy, Inc.	108,596	1,475,820
Transocean Ltd.*	258,116	2,028,792

		9,597,140

Entertainment 1.0%
Cinemark Holdings, Inc.	54,245	2,281,002
Live Nation Entertainment, Inc.*	70,288	4,592,618
World Wrestling Entertainment, Inc., Class A	22,232	1,864,153

		8,737,773

Equity Real Estate Investment Trusts (REITs) 9.2%
Alexander & Baldwin, Inc.	34,410	812,764
American Campus Communities, Inc.	69,643	3,287,150
Brixmor Property Group, Inc.	151,792	2,714,041
Camden Property Trust	49,117	4,943,626
CoreCivic, Inc.	60,317	1,255,197
CoreSite Realty Corp.	18,652	2,040,715
Corporate Office Properties Trust	56,044	1,562,507
Cousins Properties, Inc.	213,652	2,044,650
CyrusOne, Inc.	55,026	3,064,398
Douglas Emmett, Inc.	82,262	3,388,372
EPR Properties	38,073	3,002,437
First Industrial Realty Trust, Inc.	64,438	2,272,728
GEO Group, Inc. (The)	61,361	1,228,447
Healthcare Realty Trust, Inc.	63,916	1,973,726
Highwoods Properties, Inc.	52,596	2,344,730
Hospitality Properties Trust	83,575	2,172,950
JBG SMITH Properties	60,595	2,578,317
Kilroy Realty Corp.	51,318	3,946,867
Lamar Advertising Co., Class A	43,351	3,583,827
Liberty Property Trust	75,301	3,737,942
Life Storage, Inc.	23,684	2,256,848
Mack-Cali Realty Corp.	45,903	1,068,622
Medical Properties Trust, Inc.	193,696	3,381,932
National Retail Properties, Inc.	82,148	4,322,628
Omega Healthcare Investors, Inc.	103,806	3,673,694
Pebblebrook Hotel Trust	66,340	2,160,030
PotlatchDeltic Corp.	34,572	1,336,553
PS Business Parks, Inc.	10,138	1,557,400
Rayonier, Inc.	65,800	2,091,782
Sabra Health Care REIT, Inc.	90,610	1,772,332
Senior Housing Properties Trust	120,822	970,201
Tanger Factory Outlet Centers, Inc.	47,726	861,932

72

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Taubman Centers, Inc.	31,035	$1,530,025
Uniti Group, Inc.	90,964	999,694
Urban Edge Properties	58,094	1,078,806
Weingarten Realty Investors	60,965	1,764,327

		82,782,197

Food & Staples Retailing 0.4%
Casey’s General Stores, Inc.	18,604	2,462,239
Sprouts Farmers Market, Inc.*	63,090	1,351,388

		3,813,627

Food Products 1.7%
Flowers Foods, Inc.	93,250	2,027,255
Hain Celestial Group, Inc. (The)*	45,484	992,461
Ingredion, Inc.	33,886	3,210,699
Lancaster Colony Corp.	9,975	1,483,382
Post Holdings, Inc.*	33,798	3,811,739
Sanderson Farms, Inc.	9,910	1,502,653
Tootsie Roll Industries, Inc. (a)	9,704	376,806
TreeHouse Foods, Inc.*	28,459	1,906,184

		15,311,179

Gas Utilities 1.8%
National Fuel Gas Co.	43,854	2,596,595
New Jersey Resources Corp.	45,150	2,261,112
ONE Gas, Inc.	26,695	2,363,041
Southwest Gas Holdings, Inc.	26,936	2,240,806
Spire, Inc.	25,856	2,176,817
UGI Corp.	88,355	4,816,231

		16,454,602

Health Care Equipment & Supplies 3.5%
Avanos Medical, Inc.*	24,104	1,011,163
Cantel Medical Corp.	18,447	1,271,736
Globus Medical, Inc., Class A*	38,636	1,742,097
Haemonetics Corp.*	25,926	2,262,821
Hill-Rom Holdings, Inc.	33,884	3,436,515
ICU Medical, Inc.*	8,435	1,918,963
Inogen, Inc.*	9,092	793,732
Integra LifeSciences Holdings Corp.*	35,932	1,875,291
LivaNova plc*	24,743	1,704,545
Masimo Corp.*	24,864	3,236,050
NuVasive, Inc.*	26,279	1,592,507
STERIS plc	43,016	5,634,236
West Pharmaceutical Services, Inc.	37,733	4,670,968

		31,150,624

Health Care Providers & Services 2.2%
Acadia Healthcare Co., Inc.*	44,854	1,436,225
Amedisys, Inc.*	14,806	1,892,503
Chemed Corp.	8,138	2,659,336
Covetrus, Inc.*	48,803	1,604,155
Encompass Health Corp.	50,278	3,240,417
HealthEquity, Inc.*	27,586	1,868,951
MEDNAX, Inc.*	44,688	1,249,923
Molina Healthcare, Inc.*	31,708	4,110,308
Patterson Cos., Inc.	41,985	916,952
Tenet Healthcare Corp.*	42,195	924,071

		19,902,841

Common Stocks (continued)

	Shares	Value

Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.*	87,085	$859,529
Medidata Solutions, Inc.*	31,654	2,859,622

		3,719,151

Hotels, Restaurants & Leisure 4.1%
Boyd Gaming Corp.	40,613	1,168,842
Brinker International, Inc.	19,061	815,239
Caesars Entertainment Corp.*	296,339	2,773,733
Cheesecake Factory, Inc. (The) (a)	21,197	1,051,795
Churchill Downs, Inc.	18,019	1,817,216
Cracker Barrel Old Country Store, Inc. (a)	12,215	2,061,159
Domino’s Pizza, Inc.	20,860	5,644,299
Dunkin’ Brands Group, Inc.	41,978	3,132,818
Eldorado Resorts, Inc.*	33,039	1,631,136
International Speedway Corp., Class A	12,085	533,190
Jack in the Box, Inc.	13,193	1,017,180
Marriott Vacations Worldwide Corp.	19,992	2,111,755
Papa John’s International, Inc. (a)	11,382	582,303
Penn National Gaming, Inc.*	54,043	1,171,112
Scientific Games Corp.*	28,318	654,995
Six Flags Entertainment Corp.	36,469	1,936,139
Texas Roadhouse, Inc.	33,961	1,834,234
Wendy’s Co. (The)	92,447	1,720,439
Wyndham Destinations, Inc.	48,014	2,091,490
Wyndham Hotels & Resorts, Inc.	49,755	2,772,349

		36,521,423

Household Durables 1.6%
Helen of Troy Ltd.*	13,010	1,873,440
KB Home	43,012	1,114,441
NVR, Inc.*	1,727	5,444,333
Tempur Sealy International, Inc.*	23,414	1,437,620
Toll Brothers, Inc.	68,193	2,598,153
TRI Pointe Group, Inc.*	72,272	943,150
Tupperware Brands Corp.	24,994	594,857

		14,005,994

Household Products 0.2%
Energizer Holdings, Inc.	32,361	1,549,768

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	29,113	4,117,160

Insurance 4.9%
Alleghany Corp.*	7,353	4,830,039
American Financial Group, Inc.	35,283	3,652,849
Brighthouse Financial, Inc.*	44,167	1,845,739
Brown & Brown, Inc.	117,999	3,746,468
CNO Financial Group, Inc.	81,689	1,351,953
First American Financial Corp.	55,172	3,148,114
Genworth Financial, Inc., Class A*	254,501	964,559
Hanover Insurance Group, Inc. (The)	20,623	2,487,340
Kemper Corp.	30,026	2,698,737
Mercury General Corp.	13,948	750,123
Old Republic International Corp.	144,990	3,241,976
Primerica, Inc.	21,644	2,819,997
Reinsurance Group of America, Inc.	31,904	4,833,775
RenaissanceRe Holdings Ltd.	21,453	3,332,938
WR Berkley Corp.	73,549	4,508,554

		44,213,161

73

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 0.2%
Cars.com, Inc.* (a)	31,515	$655,827
Yelp, Inc.*	38,357	1,536,582

		2,192,409

IT Services 2.8%
CACI International, Inc., Class A*	12,629	2,461,897
CoreLogic, Inc.*	40,709	1,653,192
Leidos Holdings, Inc.	74,291	5,458,903
LiveRamp Holdings, Inc.*	34,709	2,024,576
MAXIMUS, Inc.	32,427	2,388,248
Perspecta, Inc.	71,885	1,659,106
Sabre Corp.	140,320	2,913,043
Science Applications International Corp.	25,847	1,937,233
WEX, Inc.*	21,906	4,606,832

		25,103,030

Leisure Products 0.6%
Brunswick Corp.	44,246	2,265,838
Polaris Industries, Inc.	29,126	2,807,746

		5,073,584

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	10,234	3,079,718
Bio-Techne Corp.	19,194	3,926,900
Charles River Laboratories International, Inc.*	24,512	3,443,201
PRA Health Sciences, Inc.*	29,978	2,902,470
Syneos Health, Inc.*	30,953	1,452,624

		14,804,913

Machinery 5.0%
AGCO Corp.	32,667	2,312,170
Colfax Corp.*	48,311	1,457,543
Crane Co.	25,824	2,196,331
Donaldson Co., Inc.	64,998	3,479,993
Graco, Inc.	84,019	4,305,974
IDEX Corp.	38,524	6,035,170
ITT, Inc.	44,521	2,695,746
Kennametal, Inc.	41,727	1,698,289
Lincoln Electric Holdings, Inc.	32,143	2,805,120
Nordson Corp.	26,224	3,827,393
Oshkosh Corp.	35,604	2,940,534
Terex Corp.	31,489	1,049,528
Timken Co. (The)	34,660	1,661,947
Toro Co. (The)	53,945	3,946,077
Trinity Industries, Inc.	67,761	1,460,927
Woodward, Inc.	28,400	3,092,760

		44,965,502

Marine 0.2%
Kirby Corp.*	27,383	2,237,739

Media 1.2%
AMC Networks, Inc., Class A*	22,736	1,328,010
Cable One, Inc.	2,522	2,674,657
John Wiley & Sons, Inc., Class A	22,989	1,061,632
Meredith Corp. (a)	20,415	1,204,485
New York Times Co. (The), Class A	72,175	2,392,601
TEGNA, Inc.	110,000	1,751,200

		10,412,585

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.9%
Allegheny Technologies, Inc.*	63,877	$1,591,815
Carpenter Technology Corp.	24,075	1,195,805
Commercial Metals Co.	59,784	1,033,665
Compass Minerals International, Inc.	17,205	987,395
Reliance Steel & Aluminum Co.	34,095	3,135,376
Royal Gold, Inc.	33,294	2,898,576
Steel Dynamics, Inc.	116,666	3,695,979
United States Steel Corp.	88,046	1,373,518
Worthington Industries, Inc.	19,956	800,834

		16,712,963

Multiline Retail 0.3%
Dillard’s, Inc., Class A (a)	9,391	642,814
Ollie’s Bargain Outlet Holdings, Inc.*	26,206	2,506,342

		3,149,156

Multi-Utilities 0.7%
Black Hills Corp.	27,433	1,996,025
MDU Resources Group, Inc.	99,944	2,613,535
NorthWestern Corp.	25,575	1,786,414

		6,395,974

Oil, Gas & Consumable Fuels 2.4%
Callon Petroleum Co.*	115,664	868,637
Chesapeake Energy Corp.*	530,126	1,542,667
CNX Resources Corp.*	100,810	903,258
EQT Corp.	129,760	2,653,592
Equitrans Midstream Corp.	103,382	2,153,447
Matador Resources Co.*	52,621	1,036,107
Murphy Oil Corp.	82,675	2,252,067
Oasis Petroleum, Inc.*	137,522	838,884
PBF Energy, Inc., Class A	60,932	2,046,097
QEP Resources, Inc.*	120,335	904,919
Range Resources Corp.	106,108	959,216
SM Energy Co.	52,435	835,289
Southwestern Energy Co.*	275,143	1,086,815
World Fuel Services Corp.	34,169	1,054,114
WPX Energy, Inc.*	200,789	2,788,959

		21,924,068

Paper & Forest Products 0.3%
Domtar Corp.	31,969	1,563,284
Louisiana-Pacific Corp.	62,705	1,570,760

		3,134,044

Personal Products 0.3%
Edgewell Personal Care Co.*	27,465	1,132,382
Nu Skin Enterprises, Inc., Class A	28,232	1,436,162

		2,568,544

Pharmaceuticals 0.5%
Catalent, Inc.*	74,086	3,320,535
Mallinckrodt plc*	42,342	654,607
Prestige Consumer Healthcare, Inc.* (a)	26,295	773,599

		4,748,741

Professional Services 0.8%
ASGN, Inc.*	26,808	1,689,976
Insperity, Inc.	18,935	2,263,869

74

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
ManpowerGroup, Inc.	30,692	$2,947,660

		6,901,505

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	23,212	3,587,879
Realogy Holdings Corp. (a)	57,683	751,033

		4,338,912

Road & Rail 1.7%
Avis Budget Group, Inc.* (a)	32,350	1,150,042
Genesee & Wyoming, Inc., Class A*	28,610	2,536,277
Knight-Swift Transportation Holdings, Inc. (a)	63,315	2,111,555
Landstar System, Inc.	20,391	2,221,803
Old Dominion Freight Line, Inc.	32,997	4,925,792
Ryder System, Inc.	26,981	1,699,803
Werner Enterprises, Inc.	22,433	751,506

		15,396,778

Semiconductors & Semiconductor Equipment 3.5%
Cirrus Logic, Inc.*	30,061	1,430,302
Cree, Inc.*	52,467	3,467,544
Cypress Semiconductor Corp.	184,953	3,177,493
First Solar, Inc.*	38,355	2,359,983
MKS Instruments, Inc.	27,548	2,507,144
Monolithic Power Systems, Inc.	20,068	3,124,788
Semtech Corp.*	33,400	1,799,258
Silicon Laboratories, Inc.*	21,929	2,360,876
Synaptics, Inc.*	17,594	662,766
Teradyne, Inc.	88,253	4,324,397
Universal Display Corp.	21,544	3,438,422
Versum Materials, Inc.	55,589	2,900,634

		31,553,607

Software 4.1%
ACI Worldwide, Inc.*	59,205	2,102,962
Blackbaud, Inc.	24,684	1,957,194
CDK Global, Inc.	63,389	3,823,625
CommVault Systems, Inc.*	19,596	1,030,750
Fair Isaac Corp.*	14,776	4,133,586
j2 Global, Inc.	23,543	2,062,838
LogMeIn, Inc.	25,841	2,129,298
Manhattan Associates, Inc.* (a)	33,048	2,229,088
PTC, Inc.*	54,283	4,910,983
Teradata Corp.*	59,622	2,711,012
Tyler Technologies, Inc.*	19,464	4,513,896
Ultimate Software Group, Inc. (The)*	16,102	5,324,126

		36,929,358

Specialty Retail 2.1%
Aaron’s, Inc.	34,158	1,902,259
American Eagle Outfitters, Inc.	85,194	2,025,913
AutoNation, Inc.*	29,496	1,236,767
Bed Bath & Beyond, Inc. (a)	70,162	1,172,407
Dick’s Sporting Goods, Inc. (a)	37,488	1,387,056
Five Below, Inc.*	28,339	4,148,546
Michaels Cos., Inc. (The)*	45,683	513,477
Murphy USA, Inc.*	15,239	1,302,477
Sally Beauty Holdings, Inc.*	61,531	1,089,099
Signet Jewelers Ltd.	26,383	611,558

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Urban Outfitters, Inc.* (a)	38,295	$1,138,511
Williams-Sonoma, Inc. (a)	40,737	2,328,934

		18,857,004

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	60,457	1,750,230

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	23,140	2,450,757
Deckers Outdoor Corp.*	14,801	2,341,666
Skechers U.S.A., Inc., Class A*	68,042	2,154,210

		6,946,633

Thrifts & Mortgage Finance 0.6%
LendingTree, Inc.* (a)	3,781	1,455,004
New York Community Bancorp, Inc.	237,538	2,762,567
Washington Federal, Inc.	41,418	1,372,593

		5,590,164

Trading Companies & Distributors 0.8%
GATX Corp.	18,603	1,434,849
MSC Industrial Direct Co., Inc., Class A	22,947	1,919,517
NOW, Inc.*	55,103	805,606
Watsco, Inc.	16,384	2,596,372

		6,756,344

Water Utilities 0.5%
Aqua America, Inc.	107,167	4,185,943

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	47,654	1,519,210

Total Common Stocks (cost $735,286,402)		885,419,551

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	855,781	855,781

Total Short-Term Investment (cost $855,781)		855,781

Repurchase Agreements 1.6%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $12,506,483, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $12,764,706. (c)(d)	$12,505,545	12,505,545

75

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $1,835,236, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $1,871,803. (c)(d)	$1,835,101	$1,835,101

Total Repurchase Agreements (cost $14,340,646)		14,340,646

Total Investments (cost $750,482,829) — 100.3%		900,615,978

Liabilities in excess of other assets — (0.3)%		(2,479,185)

NET ASSETS — 100.0%		$898,136,793

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $23,809,718, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $855,781 and $14,340,646, respectively, and by $9,284,449 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from 6/13/2019 – 2/15/2045; a total value of $24,480,876.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $15,196,427.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of April 30, 2019:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	71	6/2019	USD	14,011,140	542,612

					542,612

At April 30, 2019, the Fund had $609,800 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

76

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund
Assets:
Investment securities, at value* (cost $736,142,183)	$886,275,332
Repurchase agreements, at value (cost $14,340,646)	14,340,646
Cash	13,375,135
Deposits with broker for futures contracts	609,800
Interest and dividends receivable	439,690
Security lending income receivable	3,855
Receivable for capital shares issued	173,707
Prepaid expenses	52,505

Total Assets	915,270,670

Liabilities:
Payable for investments purchased	31,154
Payable for capital shares redeemed	1,403,033
Payable for variation margin on futures contracts	24,852
Payable upon return of securities loaned (Note 2)	15,196,427
Accrued expenses and other payables:
Investment advisory fees	135,775
Fund administration fees	54,104
Distribution fees	84,621
Administrative servicing fees	104,703
Accounting and transfer agent fees	8,107
Trustee fees	2,873
Custodian fees	12,066
Compliance program costs (Note 3)	1,384
Professional fees	26,738
Printing fees	20,094
Other	27,946

Total Liabilities	17,133,877

Net Assets	$898,136,793

Represented by:
Capital	$616,718,413
Total distributable earnings (loss)	281,418,380

Net Assets	$898,136,793

Net Assets:
Class A Shares	$295,556,182
Class C Shares	17,490,626
Class R Shares	24,093,091
Class R6 Shares	536,945,688
Institutional Service Class Shares	24,051,206

Total	$898,136,793

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	19,294,499
Class C Shares	1,264,436
Class R Shares	1,600,135
Class R6 Shares	34,346,154
Institutional Service Class Shares	1,538,959

Total	58,044,183

77

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.32
Class C Shares (b)	$13.83
Class R Shares	$15.06
Class R6 Shares	$15.63
Institutional Service Class Shares	$15.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $23,809,718 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

78

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$8,120,444
Interest income	319,793
Income from securities lending (Note 2)	51,619
Foreign tax withholding	(3,718)

Total Income	8,488,138

EXPENSES:
Investment advisory fees	907,578
Fund administration fees	166,668
Distribution fees Class A	352,127
Distribution fees Class C	88,697
Distribution fees Class R	58,023
Administrative servicing fees Class A	213,742
Administrative servicing fees Class C	7,252
Administrative servicing fees Class R	25,530
Administrative servicing fees Institutional Service Class	27,179
Registration and filing fees	33,236
Professional fees	37,215
Printing fees	14,542
Trustee fees	16,830
Custodian fees	22,508
Accounting and transfer agent fees	16,433
Compliance program costs (Note 3)	2,238
Other	81,534

Total expenses before fees waived	2,071,332

Investment advisory fees waived (Note 3)	(46,547)

Net Expenses	2,024,785

NET INVESTMENT INCOME	6,463,353

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	20,136,070
Redemptions in-kind by affiliated issuers (Note 3)	118,004,982
Expiration or closing of futures contracts (Note 2)	(3,170,352)

Net realized gains	134,970,700

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(79,550,704)
Futures contracts (Note 2)	4,977,858

Net change in unrealized appreciation/depreciation	(74,572,846)

Net realized/unrealized gains	60,397,854

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$66,861,207

The accompanying notes are an integral part of these financial statements.

79

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
Operations:
Net investment income	$6,463,353		$16,202,313
Net realized gains	134,970,700		130,294,578
Net change in unrealized appreciation/depreciation	(74,572,846)		(131,658,376)

Change in net assets resulting from operations	66,861,207		14,838,515

Distributions to Shareholders From:
Distributable earnings:
Class A	(46,267,929)		(42,390,385)
Class C	(3,323,253)		(2,719,793)
Class R	(3,839,169)		(3,173,750)
Class R6	(76,632,792)		(105,933,110)
Institutional Service Class	(3,505,237)		(314,947)

Change in net assets from shareholder distributions	(133,568,380)		(154,531,985)

Change in net assets from capital transactions	(275,405,322)		122,031,312

Change in net assets	(342,112,495)		(17,662,158)

Net Assets:
Beginning of period	1,240,249,288		1,257,911,446

End of period	$898,136,793		$1,240,249,288

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,287,174		$41,077,204
Dividends reinvested	42,218,577		38,842,505
Cost of shares redeemed	(39,372,641)		(103,743,687)

Total Class A Shares	29,133,110		(23,823,978)

Class C Shares
Proceeds from shares issued	1,575,055		4,057,466
Dividends reinvested	3,266,681		2,644,535
Cost of shares redeemed	(4,449,256)		(6,277,019)

Total Class C Shares	392,480		424,982

Class R Shares
Proceeds from shares issued	6,177,429		13,547,055
Dividends reinvested	2,057,783		1,153,196
Cost of shares redeemed	(6,816,083)		(12,760,293)

Total Class R Shares	1,419,129		1,939,958

Class R6 Shares
Proceeds from shares issued	63,126,364		207,880,918
Dividends reinvested	76,210,432		105,916,347
Cost of shares redeemed	(449,128,606	)(a)	(191,956,659)

Total Class R6 Shares	(309,791,810)		121,840,606

80

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,907,145		$24,040,700
Dividends reinvested	3,505,237		314,947
Cost of shares redeemed	(2,970,613)		(2,705,903)

Total Institutional Service Class Shares	3,441,769		21,649,744

Change in net assets from capital transactions	$(275,405,322)		$122,031,312

SHARE TRANSACTIONS:
Class A Shares
Issued	1,726,295		2,256,064
Reinvested	3,215,429		2,180,652
Redeemed	(2,570,648)		(5,676,757)

Total Class A Shares	2,371,076		(1,240,041)

Class C Shares
Issued	117,179		239,048
Reinvested	274,973		160,978
Redeemed	(347,503)		(371,551)

Total Class C Shares	44,649		28,475

Class R Shares
Issued	438,472		754,456
Reinvested	159,271		65,604
Redeemed	(460,134)		(704,298)

Total Class R Shares	137,609		115,762

Class R6 Shares
Issued	4,545,400		11,637,019
Reinvested	5,688,676		5,841,641
Redeemed	(26,813,391	)(a)	(10,331,159)

Total Class R6 Shares	(16,579,315)		7,147,501

Institutional Service Class Shares
Issued	196,102		1,302,612
Reinvested	261,746		17,272
Redeemed	(198,762)		(146,212)

Total Institutional Service Class Shares	259,086		1,173,672

Total change in shares	(13,766,895)		7,225,369

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

81

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$17.09	0.08	0.92	1.00	(0.14)	(2.63)	(2.77)	$15.32	8.57%		$295,556,182	0.67%	1.14%	0.68%	8.66%	(g)
Year Ended October 31, 2018	$19.31	0.17	(0.01)	0.16	(0.19)	(2.19)	(2.38)	$17.09	0.38%		$289,155,394	0.67%	0.95%	0.68%	21.84%
Year Ended October 31, 2017	$17.24	0.17	3.55	3.72	(0.15)	(1.50)	(1.65)	$19.31	22.61%		$350,705,458	0.68%	0.91%	0.69%	17.86%
Year Ended October 31, 2016	$18.60	0.16	0.67	0.83	(0.14)	(2.05)	(2.19)	$17.24	5.54%		$300,822,709	0.69%	0.94%	0.69%	18.89%
Year Ended October 31, 2015	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	$18.60	2.77%		$299,007,777	0.68%	0.82%	0.68%	18.60%
Year Ended October 31, 2014	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	$19.62	10.98%		$318,463,597	0.68%	0.79%	0.68%	13.82%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$15.74	0.03	0.81	0.84	(0.12)	(2.63)	(2.75)	$13.83	8.17%		$17,490,626	1.35%	0.47%	1.36%	8.66%	(g)
Year Ended October 31, 2018	$17.99	0.04	0.01	0.05	(0.11)	(2.19)	(2.30)	$15.74	(0.28%	)	$19,195,288	1.35%	0.26%	1.36%	21.84%
Year Ended October 31, 2017	$16.21	–	3.38	3.38	(0.10)	(1.50)	(1.60)	$17.99	21.79%		$21,434,484	1.36%	0.22%	1.37%	17.86%
Year Ended October 31, 2016	$17.66	0.04	0.62	0.66	(0.06)	(2.05)	(2.11)	$16.21	4.78%		$12,418,406	1.37%	0.26%	1.37%	18.89%
Year Ended October 31, 2015	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	$17.66	2.11%		$12,090,140	1.35%	0.13%	1.35%	18.60%
Year Ended October 31, 2014	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	$18.72	10.20%		$6,350,081	1.34%	0.12%	1.34%	13.82%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$16.85	0.06	0.91	0.97	(0.13)	(2.63)	(2.76)	$15.06	8.46%		$24,093,091	0.99%	0.83%	1.00%	8.66%	(g)
Year Ended October 31, 2018	$19.09	0.12	(0.02)	0.10	(0.15)	(2.19)	(2.34)	$16.85	0.03%		$24,648,569	0.97%	0.64%	0.98%	21.84%
Year Ended October 31, 2017	$17.07	0.11	3.53	3.64	(0.12)	(1.50)	(1.62)	$19.09	22.31%		$25,705,173	0.96%	0.62%	0.97%	17.86%
Year Ended October 31, 2016	$18.45	0.11	0.66	0.77	(0.10)	(2.05)	(2.15)	$17.07	5.22%		$15,066,654	0.96%	0.65%	0.97%	18.89%
Year Ended October 31, 2015	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	$18.45	2.48%		$10,748,707	0.95%	0.57%	0.95%	18.60%
Year Ended October 31, 2014	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	$19.45	10.74%		$17,210,020	0.86%	0.61%	0.86%	13.82%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$17.38	0.12	0.94	1.06	(0.18)	(2.63)	(2.81)	$15.63	8.77%		$536,945,688	0.27%	1.56%	0.28%	8.66%	(g)
Year Ended October 31, 2018	$19.60	0.25	(0.01)	0.24	(0.27)	(2.19)	(2.46)	$17.38	0.78%		$885,016,786	0.26%	1.36%	0.27%	21.84%
Year Ended October 31, 2017	$17.47	0.25	3.61	3.86	(0.23)	(1.50)	(1.73)	$19.60	23.15%		$857,985,640	0.26%	1.34%	0.27%	17.86%
Year Ended October 31, 2016	$18.82	0.23	0.68	0.91	(0.21)	(2.05)	(2.26)	$17.47	5.96%		$888,878,007	0.27%	1.35%	0.27%	18.89%
Year Ended October 31, 2015	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	$18.82	3.21%		$880,952,284	0.27%	1.24%	0.27%	18.60%
Year Ended October 31, 2014	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	$19.83	11.36%		$947,104,285	0.28%	1.19%	0.28%	13.82%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$17.37	0.10	0.95	1.05	(0.16)	(2.63)	(2.79)	$15.63	8.69%		$24,051,206	0.52%	1.29%	0.53%	8.66%	(g)
Year Ended October 31, 2018	$19.59	0.20	–	0.20	(0.23)	(2.19)	(2.42)	$17.37	0.58%		$22,233,251	0.48%	1.10%	0.49%	21.84%
Period Ended October 31, 2017 (j)	$19.23	0.22	1.86	2.08	(0.22)	(1.50)	(1.72)	$19.59	11.76%		$2,080,691	0.41%	1.31%	0.43%	17.86%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

82

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation1

Common Stocks	98.6%
Repurchase Agreements	0.1%
Futures Contracts	0.1%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries2

Software	6.7%
Banks	5.7%
IT Services	5.2%
Interactive Media & Services	5.0%
Oil, Gas & Consumable Fuels	4.7%
Pharmaceuticals	4.5%
Technology Hardware, Storage & Peripherals	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Internet & Direct Marketing Retail	3.8%
Health Care Equipment & Supplies	3.3%
Other Industries#	53.0%
100.0%

Top Holdings2

Microsoft Corp.	4.1%
Apple, Inc.	3.7%
Amazon.com, Inc.	3.2%
Facebook, Inc., Class A	1.9%
Berkshire Hathaway, Inc., Class B	1.7%
JPMorgan Chase & Co.	1.5%
Johnson & Johnson	1.5%
Alphabet, Inc., Class C	1.5%
Alphabet, Inc., Class A	1.5%
Exxon Mobil Corp.	1.4%
Other Holdings#	78.0%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

83

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,094.80	3.32	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.21	0.64
Class C Shares	Actual	(a)	1,000.00	1,090.90	6.58	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.36	1.27
Class R Shares	Actual	(a)	1,000.00	1,093.80	4.05	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.91	0.78
Class R6 Shares	Actual	(a)	1,000.00	1,096.40	0.99	0.19
	Hypothetical	(a)(b)	1,000.00	1,023.85	0.95	0.19
Institutional Service Class Shares	Actual	(a)	1,000.00	1,096.00	2.34	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.56	2.26	0.45
Service Class Shares	Actual	(a)	1,000.00	1,094.30	3.12	0.60
	Hypothetical	(a)(b)	1,000.00	1,021.82	3.01	0.60

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

84

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 2.5%
Arconic, Inc.	18,432	$395,919
Boeing Co. (The)	22,622	8,544,103
General Dynamics Corp.	11,505	2,056,174
Harris Corp.	5,063	853,115
Huntington Ingalls Industries, Inc.	1,788	397,973
L3 Technologies, Inc.	3,415	746,451
Lockheed Martin Corp.	10,584	3,527,965
Northrop Grumman Corp.	7,249	2,101,558
Raytheon Co.	12,152	2,158,074
Textron, Inc.	9,911	525,283
TransDigm Group, Inc.*	2,093	1,009,914
United Technologies Corp.	34,899	4,976,946

		27,293,475

Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	5,881	476,361
Expeditors International of Washington, Inc.	7,425	589,694
FedEx Corp.	10,340	1,959,016
United Parcel Service, Inc., Class B	29,965	3,182,882

		6,207,953

Airlines 0.4%
Alaska Air Group, Inc.	5,264	325,842
American Airlines Group, Inc.	17,531	599,209
Delta Air Lines, Inc.	26,601	1,550,572
Southwest Airlines Co.	21,305	1,155,370
United Continental Holdings, Inc.*	9,574	850,746

		4,481,739

Auto Components 0.1%
Aptiv plc	11,309	969,181
BorgWarner, Inc.	9,085	379,481

		1,348,662

Automobiles 0.4%
Ford Motor Co.	167,917	1,754,733
General Motors Co.	56,436	2,198,182
Harley-Davidson, Inc.	7,037	261,987

		4,214,902

Banks 5.6%
Bank of America Corp.	385,448	11,787,000
BB&T Corp.	32,879	1,683,405
Citigroup, Inc.	101,243	7,157,880
Citizens Financial Group, Inc.	19,637	710,859
Comerica, Inc.	6,957	546,751
Fifth Third Bancorp	33,301	959,735
First Republic Bank	7,095	749,374
Huntington Bancshares, Inc.	45,625	635,100
JPMorgan Chase & Co.	140,602	16,316,862
KeyCorp	43,042	755,387
M&T Bank Corp.	5,964	1,014,297
People’s United Financial, Inc.	16,344	282,588
PNC Financial Services Group, Inc. (The)	19,448	2,663,015
Regions Financial Corp.	43,817	680,478
SunTrust Banks, Inc.	19,084	1,249,620
SVB Financial Group*	2,266	570,397
US Bancorp	64,809	3,455,616

Common Stocks (continued)

	Shares	Value

Banks (continued)
Wells Fargo & Co.	176,285	$8,533,957
Zions Bancorp NA	8,209	404,950

		60,157,271

Beverages 1.8%
Brown-Forman Corp., Class B	7,268	387,312
Coca-Cola Co. (The)	165,664	8,127,476
Constellation Brands, Inc., Class A	7,171	1,517,885
Molson Coors Brewing Co., Class B	8,126	521,608
Monster Beverage Corp.*	16,746	998,062
PepsiCo, Inc.	60,478	7,744,208

		19,296,551

Biotechnology 2.1%
AbbVie, Inc.	63,047	5,005,301
Alexion Pharmaceuticals, Inc.*	9,621	1,309,707
Amgen, Inc.	26,512	4,754,132
Biogen, Inc.*	8,382	1,921,490
Celgene Corp.*	30,239	2,862,424
Gilead Sciences, Inc.	54,728	3,559,509
Incyte Corp.*	7,599	583,603
Regeneron Pharmaceuticals, Inc.*	3,374	1,157,754
Vertex Pharmaceuticals, Inc.*	11,007	1,859,963

		23,013,883

Building Products 0.3%
Allegion plc	4,153	412,102
AO Smith Corp.	6,286	330,455
Fortune Brands Home & Security, Inc.	5,999	316,628
Johnson Controls International plc	39,296	1,473,600
Masco Corp.	12,486	487,703

		3,020,488

Capital Markets 2.7%
Affiliated Managers Group, Inc.	2,277	252,565
Ameriprise Financial, Inc.	5,755	844,661
Bank of New York Mellon Corp. (The)	37,053	1,840,052
BlackRock, Inc.	5,240	2,542,658
Cboe Global Markets, Inc.	4,817	489,455
Charles Schwab Corp. (The)	50,999	2,334,734
CME Group, Inc.	15,404	2,755,776
E*TRADE Financial Corp.	10,320	522,811
Franklin Resources, Inc.	12,738	440,607
Goldman Sachs Group, Inc. (The)	14,754	3,038,144
Intercontinental Exchange, Inc.	24,487	1,992,018
Invesco Ltd.	17,505	384,585
Moody’s Corp.	7,172	1,410,159
Morgan Stanley	55,914	2,697,851
MSCI, Inc.	3,519	793,112
Nasdaq, Inc.	4,987	459,801
Northern Trust Corp.	9,404	926,764
Raymond James Financial, Inc.	5,541	507,389
S&P Global, Inc.	10,703	2,361,724
State Street Corp.	16,321	1,104,279
T. Rowe Price Group, Inc.	10,118	1,087,685

		28,786,830

Chemicals 2.0%
Air Products & Chemicals, Inc.	9,456	1,945,950
Albemarle Corp.	4,614	346,327

85

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Celanese Corp.	5,372	$579,585
CF Industries Holdings, Inc.	9,431	422,320
Dow, Inc.*	32,188	1,826,025
DowDuPont, Inc.	96,566	3,712,963
Eastman Chemical Co.	6,025	475,252
Ecolab, Inc.	10,934	2,012,731
FMC Corp.	5,794	458,074
International Flavors & Fragrances, Inc. (a)	4,330	596,631
Linde plc	23,725	4,276,668
LyondellBasell Industries NV, Class A	12,851	1,133,844
Mosaic Co. (The)	15,130	395,044
PPG Industries, Inc.	10,101	1,186,867
Sherwin-Williams Co. (The)	3,513	1,597,818

		20,966,099

Commercial Services & Supplies 0.4%
Cintas Corp.	3,646	791,693
Copart, Inc.*	8,646	582,049
Republic Services, Inc.	9,342	773,704
Rollins, Inc.	6,469	250,156
Waste Management, Inc.	16,865	1,810,289

		4,207,891

Communications Equipment 1.2%
Arista Networks, Inc.*	2,246	701,403
Cisco Systems, Inc.	187,689	10,501,200
F5 Networks, Inc.*	2,607	409,038
Juniper Networks, Inc.	14,858	412,607
Motorola Solutions, Inc.	7,024	1,017,848

		13,042,096

Construction & Engineering 0.1%
Fluor Corp.	6,028	239,493
Jacobs Engineering Group, Inc.	5,046	393,285
Quanta Services, Inc.	5,872	238,403

		871,181

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,683	595,358
Vulcan Materials Co.	5,666	714,539

		1,309,897

Consumer Finance 0.7%
American Express Co.	29,766	3,489,468
Capital One Financial Corp.	20,144	1,869,968
Discover Financial Services	14,012	1,141,838
Synchrony Financial	28,350	982,894

		7,484,168

Containers & Packaging 0.3%
Avery Dennison Corp.	3,541	391,812
Ball Corp.	14,395	862,836
International Paper Co.	17,342	811,779
Packaging Corp. of America	4,037	400,309
Sealed Air Corp.	6,656	310,303
Westrock Co.	10,867	417,075

		3,194,114

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	6,314	$647,438
LKQ Corp.*	13,855	417,035

		1,064,473

Diversified Consumer Services 0.0%†
H&R Block, Inc.	8,864	241,190

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B*	83,721	18,143,178
Jefferies Financial Group, Inc.	11,439	235,300

		18,378,478

Diversified Telecommunication Services 1.9%
AT&T, Inc.	313,633	9,710,078
CenturyLink, Inc.	40,688	464,657
Verizon Communications, Inc.	177,901	10,174,158

		20,348,893

Electric Utilities 1.9%
Alliant Energy Corp.	10,053	474,803
American Electric Power Co., Inc.	21,238	1,816,911
Duke Energy Corp.	31,301	2,852,147
Edison International	14,012	893,545
Entergy Corp.	8,162	790,898
Evergy, Inc.	10,746	621,334
Eversource Energy	13,626	976,439
Exelon Corp.	41,752	2,127,264
FirstEnergy Corp.	21,684	911,379
NextEra Energy, Inc.	20,587	4,002,936
Pinnacle West Capital Corp.	4,814	458,630
PPL Corp.	30,960	966,262
Southern Co. (The)	44,542	2,370,525
Xcel Energy, Inc.	22,098	1,248,537

		20,511,610

Electrical Equipment 0.5%
AMETEK, Inc.	9,636	849,606
Eaton Corp. plc	18,059	1,495,647
Emerson Electric Co.	26,283	1,865,830
Rockwell Automation, Inc.	5,193	938,427

		5,149,510

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	12,834	1,277,753
Corning, Inc.	33,670	1,072,389
FLIR Systems, Inc.	6,040	319,758
IPG Photonics Corp.*	1,567	273,802
Keysight Technologies, Inc.*	8,029	698,764
TE Connectivity Ltd.	14,589	1,395,438

		5,037,904

Energy Equipment & Services 0.5%
Baker Hughes a GE Co.	22,072	530,169
Halliburton Co.	37,656	1,066,795
Helmerich & Payne, Inc.	4,782	279,843
National Oilwell Varco, Inc.	16,582	433,453
Schlumberger Ltd.	59,672	2,546,801
TechnipFMC plc	18,235	448,399

		5,305,460

86

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 2.0%
Activision Blizzard, Inc.	32,886	$1,585,434
Electronic Arts, Inc.*	12,993	1,229,787
Netflix, Inc.*	18,797	6,965,040
Take-Two Interactive Software, Inc.*	4,955	479,793
Viacom, Inc., Class B	15,160	438,276
Walt Disney Co. (The)	75,267	10,309,321

		21,007,651

Equity Real Estate Investment Trusts (REITs) 2.9%
Alexandria Real Estate Equities, Inc.	4,853	691,019
American Tower Corp.	18,993	3,709,333
Apartment Investment & Management Co., Class A	7,281	359,390
AvalonBay Communities, Inc.	5,949	1,195,332
Boston Properties, Inc.	6,645	914,485
Crown Castle International Corp.	17,892	2,250,456
Digital Realty Trust, Inc.	8,948	1,053,269
Duke Realty Corp.	15,383	478,719
Equinix, Inc.	3,587	1,631,009
Equity Residential	15,928	1,217,218
Essex Property Trust, Inc.	2,847	804,277
Extra Space Storage, Inc.	5,444	564,488
Federal Realty Investment Trust	3,222	431,265
HCP, Inc.	20,439	608,673
Host Hotels & Resorts, Inc.	31,686	609,639
Iron Mountain, Inc.	12,278	398,789
Kimco Realty Corp.	17,928	311,768
Macerich Co. (The)	4,578	183,761
Mid-America Apartment Communities, Inc.	4,900	536,109
Prologis, Inc.	27,139	2,080,747
Public Storage	6,452	1,427,053
Realty Income Corp.	13,080	915,731
Regency Centers Corp.	7,288	489,535
SBA Communications Corp.*	4,879	993,999
Simon Property Group, Inc.	13,302	2,310,557
SL Green Realty Corp.	3,706	327,388
UDR, Inc.	11,848	532,568
Ventas, Inc.	15,326	936,572
Vornado Realty Trust	7,515	519,587
Welltower, Inc.	16,634	1,239,732
Weyerhaeuser Co.	32,117	860,736

		30,583,204

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	18,965	4,656,477
Kroger Co. (The)	34,303	884,331
Sysco Corp.	20,338	1,431,185
Walgreens Boots Alliance, Inc.	34,556	1,851,165
Walmart, Inc.	61,291	6,303,166

		15,126,324

Food Products 1.1%
Archer-Daniels-Midland Co.	24,102	1,074,949
Campbell Soup Co.	8,424	325,925
Conagra Brands, Inc.	20,877	642,594
General Mills, Inc.	25,632	1,319,279
Hershey Co. (The)	6,034	753,345
Hormel Foods Corp. (a)	11,784	470,653
JM Smucker Co. (The)	4,897	600,519

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Kellogg Co.	10,862	$654,979
Kraft Heinz Co. (The)	26,737	888,738
Lamb Weston Holdings, Inc.	6,285	440,264
McCormick & Co., Inc. (Non-Voting)	5,284	813,577
Mondelez International, Inc., Class A	62,178	3,161,751
Tyson Foods, Inc., Class A	12,688	951,727

		12,098,300

Gas Utilities 0.0%†
Atmos Energy Corp.	4,989	510,574

Health Care Equipment & Supplies 3.2%
Abbott Laboratories	75,618	6,016,168
ABIOMED, Inc.*	1,931	535,679
Align Technology, Inc.*	3,135	1,017,872
Baxter International, Inc.	20,046	1,529,510
Becton Dickinson and Co.	11,584	2,788,732
Boston Scientific Corp.*	59,672	2,215,025
Cooper Cos., Inc. (The)	2,119	614,341
Danaher Corp.	27,051	3,582,634
Dentsply Sirona, Inc.	9,539	487,729
Edwards Lifesciences Corp.*	8,992	1,583,221
Hologic, Inc.*	11,585	537,312
IDEXX Laboratories, Inc.*	3,714	861,648
Intuitive Surgical, Inc.*	4,929	2,516,895
Medtronic plc	57,742	5,128,067
ResMed, Inc.	6,131	640,751
Stryker Corp.	13,355	2,522,893
Teleflex, Inc.	1,984	567,781
Varian Medical Systems, Inc.*	3,924	534,331
Zimmer Biomet Holdings, Inc.	8,773	1,080,483

		34,761,072

Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	6,812	509,265
Anthem, Inc.	11,065	2,910,427
Cardinal Health, Inc.	12,752	621,150
Centene Corp.*	17,789	917,201
Cigna Corp.	16,363	2,599,099
CVS Health Corp.	55,845	3,036,851
DaVita, Inc.*	5,514	304,593
HCA Healthcare, Inc.	11,545	1,468,870
Henry Schein, Inc.*	6,641	425,423
Humana, Inc.	5,834	1,490,062
Laboratory Corp. of America Holdings*	4,209	673,103
McKesson Corp.	8,207	978,685
Quest Diagnostics, Inc.	5,856	564,401
UnitedHealth Group, Inc.	41,312	9,628,588
Universal Health Services, Inc., Class B	3,595	456,098
WellCare Health Plans, Inc.*	2,144	553,902

		27,137,718

Health Care Technology 0.1%
Cerner Corp.*	13,965	927,974

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	17,218	944,579
Chipotle Mexican Grill, Inc.*	1,053	724,506
Darden Restaurants, Inc.	5,309	624,338
Hilton Worldwide Holdings, Inc.	12,608	1,096,770

87

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A	12,176	$1,661,050
McDonald’s Corp.	32,950	6,509,932
MGM Resorts International	21,961	584,821
Norwegian Cruise Line Holdings Ltd.*	9,464	533,675
Royal Caribbean Cruises Ltd.	7,371	891,449
Starbucks Corp.	53,542	4,159,143
Wynn Resorts Ltd.	4,213	608,568
Yum! Brands, Inc.	13,110	1,368,553

		19,707,384

Household Durables 0.3%
DR Horton, Inc.	14,654	649,319
Garmin Ltd.	5,141	440,789
Leggett & Platt, Inc.	5,730	225,533
Lennar Corp., Class A	12,194	634,454
Mohawk Industries, Inc.*	2,702	368,147
Newell Brands, Inc.	15,489	222,732
PulteGroup, Inc.	10,971	345,147
Whirlpool Corp.	2,785	386,614

		3,272,735

Household Products 1.7%
Church & Dwight Co., Inc.	10,541	790,048
Clorox Co. (The)	5,518	881,390
Colgate-Palmolive Co.	37,099	2,700,436
Kimberly-Clark Corp.	14,893	1,911,964
Procter & Gamble Co. (The)	107,704	11,468,322

		17,752,160

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	28,616	489,906
NRG Energy, Inc.	11,927	491,035

		980,941

Industrial Conglomerates 1.5%
3M Co.	24,788	4,697,574
General Electric Co.	374,791	3,811,624
Honeywell International, Inc.	31,292	5,433,230
Roper Technologies, Inc.	4,461	1,604,622

		15,547,050

Insurance 2.4%
Aflac, Inc.	32,183	1,621,380
Allstate Corp. (The)	13,982	1,385,057
American International Group, Inc.	37,250	1,771,982
Aon plc	10,356	1,865,530
Arthur J Gallagher & Co.	7,948	664,612
Assurant, Inc.	2,295	218,025
Chubb Ltd.	19,735	2,865,522
Cincinnati Financial Corp.	6,568	631,710
Everest Re Group Ltd.	1,766	415,893
Hartford Financial Services Group, Inc. (The)	15,529	812,322
Lincoln National Corp.	8,552	570,589
Loews Corp.	11,871	608,864
Marsh & McLennan Cos., Inc.	21,747	2,050,525
MetLife, Inc.	40,517	1,869,049
Principal Financial Group, Inc.	11,276	644,536
Progressive Corp. (The)	25,139	1,964,613
Prudential Financial, Inc.	17,609	1,861,447

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Torchmark Corp.	4,368	$382,899
Travelers Cos., Inc. (The)	11,392	1,637,600
Unum Group	9,287	342,876
Willis Towers Watson plc	5,592	1,030,829

		25,215,860

Interactive Media & Services 4.9%
Alphabet, Inc., Class A*	12,889	15,453,396
Alphabet, Inc., Class C*	13,234	15,728,344
Facebook, Inc., Class A*	102,707	19,863,534
TripAdvisor, Inc.*	4,428	235,702
Twitter, Inc.*	31,364	1,251,737

		52,532,713

Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc.*	17,765	34,224,628
Booking Holdings, Inc.*	1,916	3,554,161
eBay, Inc.	35,740	1,384,925
Expedia Group, Inc.	5,069	658,159

		39,821,873

IT Services 5.1%
Accenture plc, Class A	27,445	5,013,378
Akamai Technologies, Inc.*	7,073	566,264
Alliance Data Systems Corp.	1,929	308,833
Automatic Data Processing, Inc.	18,820	3,093,820
Broadridge Financial Solutions, Inc.	5,050	596,557
Cognizant Technology Solutions Corp., Class A	24,892	1,816,120
DXC Technology Co.	11,219	737,537
Fidelity National Information Services, Inc.	13,881	1,609,224
Fiserv, Inc.*	16,775	1,463,451
FleetCor Technologies, Inc.*	3,637	949,075
Gartner, Inc.*	3,862	613,942
Global Payments, Inc.	6,806	994,152
International Business Machines Corp.	38,029	5,334,328
Jack Henry & Associates, Inc.	3,347	498,904
Mastercard, Inc., Class A	38,864	9,880,783
Paychex, Inc.	13,742	1,158,588
PayPal Holdings, Inc.*	50,512	5,696,238
Total System Services, Inc.	6,902	705,661
VeriSign, Inc.*	4,581	904,519
Visa, Inc., Class A	75,353	12,390,294
Western Union Co. (The)	19,071	370,740

		54,702,408

Leisure Products 0.1%
Hasbro, Inc.	5,003	509,605
Mattel, Inc.* (a)	14,715	179,376

		688,981

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	13,707	1,076,000
Illumina, Inc.*	6,329	1,974,648
IQVIA Holdings, Inc.*	6,796	943,964
Mettler-Toledo International, Inc.*	1,068	795,938
PerkinElmer, Inc.	4,779	458,019
Thermo Fisher Scientific, Inc.	17,333	4,809,041
Waters Corp.*	2,963	632,719

		10,690,329

88

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.6%
Caterpillar, Inc.	24,497	$3,415,372
Cummins, Inc.	6,187	1,028,836
Deere & Co.	13,712	2,271,119
Dover Corp.	6,298	617,456
Flowserve Corp.	5,676	278,294
Fortive Corp.	12,639	1,091,251
Illinois Tool Works, Inc.	12,996	2,022,567
Ingersoll-Rand plc	10,426	1,278,332
PACCAR, Inc.	15,025	1,076,842
Parker-Hannifin Corp.	5,521	999,743
Pentair plc	6,880	268,251
Snap-on, Inc.	2,386	401,516
Stanley Black & Decker, Inc.	6,487	950,994
Wabtec Corp. (a)	5,745	425,532
Xylem, Inc.	7,800	650,520

		16,776,625

Media 1.4%
CBS Corp. (Non-Voting), Class B	14,969	767,461
Charter Communications, Inc., Class A*	7,441	2,762,025
Comcast Corp., Class A	194,455	8,464,626
Discovery, Inc., Class A*	6,660	205,794
Discovery, Inc., Class C*	15,603	448,742
DISH Network Corp., Class A*	9,793	343,930
Fox Corp., Class A*	15,182	591,946
Fox Corp., Class B*	6,988	269,038
Interpublic Group of Cos., Inc. (The)	16,523	380,029
News Corp., Class A	16,723	207,700
News Corp., Class B	5,527	69,032
Omnicom Group, Inc.	9,625	770,289

		15,280,612

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	62,716	772,034
Newmont Goldcorp Corp.	35,158	1,092,007
Nucor Corp.	12,955	739,342

		2,603,383

Multiline Retail 0.5%
Dollar General Corp.	11,306	1,425,573
Dollar Tree, Inc.*	10,237	1,139,173
Kohl’s Corp.	7,100	504,810
Macy’s, Inc.	13,177	310,187
Nordstrom, Inc.	4,999	205,059
Target Corp.	22,433	1,736,763

		5,321,565

Multi-Utilities 1.1%
Ameren Corp.	10,577	769,688
CenterPoint Energy, Inc.	21,667	671,677
CMS Energy Corp.	12,143	674,543
Consolidated Edison, Inc.	13,824	1,191,076
Dominion Energy, Inc.	34,414	2,679,818
DTE Energy Co.	7,818	982,801
NiSource, Inc.	16,037	445,508
Public Service Enterprise Group, Inc.	21,729	1,296,135
Sempra Energy	11,799	1,509,682
WEC Energy Group, Inc.	13,567	1,064,060

		11,284,988

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp.	21,667	$1,578,441
Apache Corp.	16,222	533,866
Cabot Oil & Gas Corp.	18,228	471,923
Chevron Corp.	81,806	9,821,628
Cimarex Energy Co.	4,368	299,907
Concho Resources, Inc.	8,603	992,614
ConocoPhillips	48,667	3,071,861
Devon Energy Corp.	17,973	577,652
Diamondback Energy, Inc.	6,624	704,727
EOG Resources, Inc.	24,974	2,398,753
Exxon Mobil Corp.	182,421	14,644,758
Hess Corp.	10,959	702,691
HollyFrontier Corp.	6,825	325,757
Kinder Morgan, Inc.	83,816	1,665,424
Marathon Oil Corp.	35,734	608,907
Marathon Petroleum Corp.	28,660	1,744,534
Noble Energy, Inc.	20,466	553,810
Occidental Petroleum Corp.	32,271	1,900,117
ONEOK, Inc.	17,687	1,201,478
Phillips 66	18,062	1,702,705
Pioneer Natural Resources Co.	7,249	1,206,669
Valero Energy Corp.	17,931	1,625,624
Williams Cos., Inc. (The)	52,032	1,474,067

		49,807,913

Personal Products 0.2%
Coty, Inc., Class A	19,251	208,296
Estee Lauder Cos., Inc. (The), Class A	9,461	1,625,494

		1,833,790

Pharmaceuticals 4.4%
Allergan plc	13,441	1,975,827
Bristol-Myers Squibb Co.	70,294	3,263,750
Eli Lilly & Co.	37,184	4,352,015
Johnson & Johnson	114,660	16,189,992
Merck & Co., Inc.	111,133	8,747,279
Mylan NV*	22,298	601,823
Nektar Therapeutics*	7,491	239,862
Perrigo Co. plc	5,488	262,985
Pfizer, Inc.	239,029	9,706,968
Zoetis, Inc.	20,656	2,103,607

		47,444,108

Professional Services 0.3%
Equifax, Inc.	5,236	659,474
IHS Markit Ltd.*	15,648	896,004
Nielsen Holdings plc	15,195	387,928
Robert Half International, Inc.	5,186	321,999
Verisk Analytics, Inc.	7,061	996,590

		3,261,995

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	13,554	705,757

Road & Rail 1.1%
CSX Corp.	32,648	2,599,760
JB Hunt Transport Services, Inc.	3,750	354,300
Kansas City Southern	4,372	538,368
Norfolk Southern Corp.	11,462	2,338,477
Union Pacific Corp.	30,947	5,478,857

		11,309,762

89

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc.*	37,804	$1,044,525
Analog Devices, Inc.	15,917	1,850,192
Applied Materials, Inc.	40,056	1,765,268
Broadcom, Inc.	17,054	5,429,994
Intel Corp.	193,132	9,857,457
KLA-Tencor Corp.	7,193	916,964
Lam Research Corp.	6,536	1,355,762
Maxim Integrated Products, Inc.	11,771	706,260
Microchip Technology, Inc.	10,170	1,015,881
Micron Technology, Inc.*	48,266	2,030,068
NVIDIA Corp.	26,091	4,722,471
Qorvo, Inc.*	5,332	403,153
QUALCOMM, Inc.	52,109	4,488,148
Skyworks Solutions, Inc.	7,591	669,374
Texas Instruments, Inc.	39,993	4,712,375
Xilinx, Inc.	10,883	1,307,484

		42,275,376

Software 6.6%
Adobe, Inc.*	20,999	6,073,961
ANSYS, Inc.*	3,600	704,880
Autodesk, Inc.*	9,421	1,678,916
Cadence Design Systems, Inc.*	12,082	838,249
Citrix Systems, Inc.	5,388	543,973
Fortinet, Inc.*	6,232	582,193
Intuit, Inc.	11,154	2,800,323
Microsoft Corp.	330,322	43,140,053
Oracle Corp.	109,708	6,070,144
Red Hat, Inc.*	7,605	1,388,141
salesforce.com, Inc.*	32,937	5,446,133
Symantec Corp.	27,466	664,952
Synopsys, Inc.*	6,468	783,145

		70,715,063

Specialty Retail 2.3%
Advance Auto Parts, Inc.	3,142	522,577
AutoZone, Inc.*	1,075	1,105,433
Best Buy Co., Inc.	10,070	749,309
CarMax, Inc.*	7,175	558,645
Foot Locker, Inc.	4,912	281,016
Gap, Inc. (The)	9,174	239,258
Home Depot, Inc. (The)	48,631	9,906,135
L Brands, Inc.	9,730	249,477
Lowe’s Cos., Inc.	34,486	3,901,746
O’Reilly Automotive, Inc.*	3,347	1,267,074
Ross Stores, Inc.	16,052	1,567,638
Tiffany & Co.	4,652	501,579
TJX Cos., Inc. (The)	53,281	2,924,061
Tractor Supply Co.	5,255	543,893
Ulta Beauty, Inc.*	2,416	843,136

		25,160,977

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	192,862	38,701,618
Hewlett Packard Enterprise Co.	58,189	919,968
HP, Inc.	64,830	1,293,359
NetApp, Inc.	10,633	774,614
Seagate Technology plc	11,201	541,232
Western Digital Corp.	12,447	636,291
Xerox Corp.	8,918	297,504

		43,164,586

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings Ltd.*	6,538	$288,195
Hanesbrands, Inc.	15,706	283,807
NIKE, Inc., Class B	54,150	4,755,994
PVH Corp.	3,241	418,057
Ralph Lauren Corp.	2,271	298,818
Tapestry, Inc.	12,436	401,310
Under Armour, Inc., Class A* (a)	7,994	184,582
Under Armour, Inc., Class C*	8,313	172,245
VF Corp.	13,990	1,320,796

		8,123,804

Tobacco 1.0%
Altria Group, Inc.	80,702	4,384,540
Philip Morris International, Inc.	66,929	5,793,374

		10,177,914

Trading Companies & Distributors 0.2%
Fastenal Co.	12,274	865,931
United Rentals, Inc.*	3,483	490,824
WW Grainger, Inc.	1,942	547,644

		1,904,399

Water Utilities 0.1%
American Water Works Co., Inc.	7,823	846,370

Total Common Stocks (cost $876,432,347)		1,055,998,956

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	87,649	87,649

Total Short-Term Investment (cost $87,649)		87,649

Repurchase Agreements 0.1%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $1,280,907, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $1,307,354. (c)(d)	$1,280,811	1,280,811

90

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $187,964, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $191,709. (c)(d)	$187,950	$187,950

Total Repurchase Agreements (cost $1,468,761)		1,468,761

Total Investments (cost $877,988,757) — 98.7%		1,057,555,366

Other assets in excess of liabilities — 1.3%		14,467,570

NET ASSETS — 100.0%		$1,072,022,936

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $1,528,555, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $87,649 and $1,468,761, respectively, a total value of $1,556,410.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $1,556,410.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	126	6/2019	USD	18,575,550	560,474

					560,474

At April 30, 2019, the Fund had $770,200 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

91

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $876,519,996)	$1,056,086,605
Repurchase agreements, at value (cost $1,468,761)	1,468,761
Cash	16,404,324
Deposits with broker for futures contracts	770,200
Interest and dividends receivable	938,869
Security lending income receivable	173
Receivable for investments sold	739,379
Receivable for capital shares issued	614,704
Receivable for variation margin on futures contracts	36,619
Prepaid expenses	71,717

Total Assets	1,077,131,351

Liabilities:
Payable for capital shares redeemed	2,795,489
Payable upon return of securities loaned (Note 2)	1,556,410
Accrued expenses and other payables:
Investment advisory fees	104,779
Fund administration fees	88,415
Distribution fees	136,853
Administrative servicing fees	304,938
Accounting and transfer agent fees	16,336
Trustee fees	4,177
Custodian fees	24,292
Compliance program costs (Note 3)	2,709
Professional fees	44,943
Printing fees	8,726
Other	20,348

Total Liabilities	5,108,415

Net Assets	$1,072,022,936

Represented by:
Capital	$(124,472,377)
Total distributable earnings (loss)	1,196,495,313

Net Assets	$1,072,022,936

Net Assets:
Class A Shares	$139,945,908
Class C Shares	51,641,384
Class R Shares	82,616,976
Class R6 Shares	157,623,264
Institutional Service Class Shares	367,041,638
Service Class Shares	273,153,766

Total	$1,072,022,936

92

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,137,084
Class C Shares	3,461,732
Class R Shares	5,415,291
Class R6 Shares	10,188,356
Institutional Service Class Shares	23,794,436
Service Class Shares	17,814,811

Total	69,811,710

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.32
Class C Shares (b)	$14.92
Class R Shares	$15.26
Class R6 Shares	$15.47
Institutional Service Class Shares	$15.43
Service Class Shares	$15.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,528,555 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

93

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$20,038,747
Interest income	175,620
Income from securities lending (Note 2)	27,390

Total Income	20,241,757

EXPENSES:
Investment advisory fees	1,059,990
Fund administration fees	301,497
Distribution fees Class A	162,596
Distribution fees Class C	233,059
Distribution fees Class R	183,985
Distribution fees Service Class	194,370
Administrative servicing fees Class A	123,574
Administrative servicing fees Class C	16,314
Administrative servicing fees Class R	29,470
Administrative servicing fees Institutional Service Class	407,952
Administrative servicing fees Service Class	323,949
Registration and filing fees	40,329
Professional fees	63,339
Printing fees	13,081
Trustee fees	35,790
Custodian fees	47,643
Accounting and transfer agent fees	32,709
Compliance program costs (Note 3)	4,696
Other	84,914

Total Expenses	3,359,257

NET INVESTMENT INCOME	16,882,500

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	64,050,176
Redemptions in-kind by affiliated issuers (Note 3)	998,351,148
Expiration or closing of futures contracts (Note 2)	(409,225)

Net realized gains	1,061,992,099

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(939,418,072)
Futures contracts (Note 2)	2,159,401

Net change in unrealized appreciation/depreciation	(937,258,671)

Net realized/unrealized gains	124,733,428

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$141,615,928

The accompanying notes are an integral part of these financial statements.

94

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
Operations:
Net investment income	$16,882,500		$49,876,447
Net realized gains	1,061,992,099		240,183,835
Net change in unrealized appreciation/depreciation	(937,258,671)		(78,205,775)

Change in net assets resulting from operations	141,615,928		211,854,507

Distributions to Shareholders From:
Distributable earnings:
Class A	(17,531,508)		(8,304,507)
Class C	(6,192,810)		(2,447,207)
Class R	(9,852,892)		(3,753,107)
Class R6	(143,492,060)		(139,963,734)
Institutional Service Class	(42,557,236)		(22,264,898)
Service Class	(35,117,140)		(20,114,200)

Change in net assets from shareholder distributions	(254,743,646)		(196,847,653)

Change in net assets from capital transactions	(1,712,616,234)		(2,891,867)

Change in net assets	(1,825,743,952)		12,114,987

Net Assets:
Beginning of period	2,897,766,888		2,885,651,901

End of period	$1,072,022,936		$2,897,766,888

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,332,416		$42,550,661
Dividends reinvested	15,882,394		7,508,044
Cost of shares redeemed	(27,922,828)		(40,954,131)

Total Class A Shares	13,291,982		9,104,574

Class C Shares
Proceeds from shares issued	8,637,028		11,711,307
Dividends reinvested	5,906,945		2,296,749
Cost of shares redeemed	(7,072,505)		(7,266,492)

Total Class C Shares	7,471,468		6,741,564

Class R Shares
Proceeds from shares issued	17,466,207		38,554,587
Dividends reinvested	9,662,000		3,642,352
Cost of shares redeemed	(13,132,729)		(23,654,693)

Total Class R Shares	13,995,478		18,542,246

Class R6 Shares
Proceeds from shares issued	40,801,712		339,062,741
Dividends reinvested	143,344,283		139,930,307
Cost of shares redeemed	(1,993,189,817	)(a)	(479,026,396)

Total Class R6 Shares	(1,809,043,822)		(33,348)

95

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$33,261,251		$44,576,249
Dividends reinvested	42,474,636		22,201,215
Cost of shares redeemed	(26,991,719)		(65,621,495)

Total Institutional Service Class Shares	48,744,168		1,155,969

Service Class Shares
Proceeds from shares issued	10,336,330		21,095,768
Dividends reinvested	35,117,140		20,114,200
Cost of shares redeemed	(32,528,978)		(79,612,840)

Total Service Shares	12,924,492		(38,402,872)

Change in net assets from capital transactions	$(1,712,616,234)		$(2,891,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,709,119		2,589,662
Reinvested	1,202,003		463,138
Redeemed	(1,886,029)		(2,474,424)

Total Class A Shares	1,025,093		578,376

Class C Shares
Issued	616,702		727,809
Reinvested	458,869		145,229
Redeemed	(511,469)		(449,586)

Total Class C Shares	564,102		423,452

Class R Shares
Issued	1,198,644		2,338,297
Reinvested	734,152		225,381
Redeemed	(926,439)		(1,432,467)

Total Class R Shares	1,006,357		1,131,211

Class R6 Shares
Issued	2,700,490		20,706,590
Reinvested	10,737,795		8,546,029
Redeemed	(127,868,211	)(a)	(28,509,742)

Total Class R6 Shares	(114,429,926)		742,877

Institutional Service Class Shares
Issued	2,274,266		2,694,590
Reinvested	3,191,763		1,361,176
Redeemed	(1,763,346)		(3,927,295)

Total Institutional Service Class Shares	3,702,683		128,471

Service Class Shares
Issued	703,342		1,275,285
Reinvested	2,655,663		1,240,667
Redeemed	(2,212,715)		(4,809,667)

Total Service Shares	1,146,290		(2,293,715)

Total change in shares	(106,985,401)		710,672

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

96

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$16.28	0.11		1.08	1.19	(0.15)	(2.00)	(2.15)	$15.32	9.48%		$139,945,908	0.64%	1.51%		0.64%	2.27%	(f)
Year Ended October 31, 2018	$16.29	0.22		0.85	1.07	(0.25)	(0.83)	(1.08)	$16.28	6.67%		$132,086,189	0.59%	1.33%		0.59%	9.63%
Year Ended October 31, 2017	$14.22	0.22		2.88	3.10	(0.22)	(0.81)	(1.03)	$16.29	22.90%		$122,699,246	0.59%	1.45%		0.59%	12.07%
Year Ended October 31, 2016	$15.27	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.22	3.88%		$103,686,629	0.60%	1.64%		0.60%	7.87%
Year Ended October 31, 2015	$15.45	0.24	(g)	0.42	0.66	(0.26)	(0.58)	(0.84)	$15.27	4.64%		$118,892,195	0.60%	1.59%	(g)	0.60%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	$15.45	16.51%	(h)	$124,089,880	0.57%	1.44%		0.57%	3.76%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$15.92	0.06		1.05	1.11	(0.11)	(2.00)	(2.11)	$14.92	9.09%		$51,641,384	1.27%	0.87%		1.27%	2.27%	(f)
Year Ended October 31, 2018	$15.95	0.11		0.84	0.95	(0.15)	(0.83)	(0.98)	$15.92	6.04%		$46,120,304	1.24%	0.68%		1.24%	9.63%
Year Ended October 31, 2017	$13.95	0.12		2.83	2.95	(0.14)	(0.81)	(0.95)	$15.95	22.11%		$39,459,765	1.24%	0.80%		1.24%	12.07%
Year Ended October 31, 2016	$15.02	0.13		0.28	0.41	(0.14)	(1.34)	(1.48)	$13.95	3.20%		$28,618,578	1.24%	0.97%		1.24%	7.87%
Year Ended October 31, 2015	$15.22	0.14	(g)	0.41	0.55	(0.17)	(0.58)	(0.75)	$15.02	3.94%		$23,616,808	1.23%	0.93%	(g)	1.23%	9.70%
Year Ended October 31, 2014	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%

Class R Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$16.23	0.10		1.07	1.17	(0.14)	(2.00)	(2.14)	$15.26	9.38%		$82,616,976	0.78%	1.35%		0.78%	2.27%	(f)
Year Ended October 31, 2018	$16.24	0.19		0.86	1.05	(0.23)	(0.83)	(1.06)	$16.23	6.53%		$71,548,247	0.76%	1.16%		0.76%	9.63%
Year Ended October 31, 2017	$14.20	0.16		2.90	3.06	(0.21)	(0.81)	(1.02)	$16.24	22.58%		$53,224,497	0.88%	1.07%		0.88%	12.07%
Year Ended October 31, 2016	$15.25	0.20		0.28	0.48	(0.19)	(1.34)	(1.53)	$14.20	3.69%		$4,552,978	0.81%	1.41%		0.81%	7.87%
Year Ended October 31, 2015	$15.41	0.20	(g)	0.41	0.61	(0.19)	(0.58)	(0.77)	$15.25	4.26%		$2,257,699	0.90%	1.31%	(g)	0.90%	9.70%
Year Ended October 31, 2014	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%

Class R6 Shares (j)
Six Months Ended April 30, 2019 (Unaudited)	$16.43	0.17		1.06	1.23	(0.19)	(2.00)	(2.19)	$15.47	9.64%		$157,623,264	0.19%	2.29%		0.19%	2.27%	(f)
Year Ended October 31, 2018	$16.42	0.29		0.87	1.16	(0.32)	(0.83)	(1.15)	$16.43	7.19%		$2,047,162,422	0.17%	1.76%		0.17%	9.63%
Year Ended October 31, 2017	$14.33	0.28		2.91	3.19	(0.29)	(0.81)	(1.10)	$16.42	23.36%		$2,034,151,407	0.17%	1.85%		0.17%	12.07%
Year Ended October 31, 2016	$15.37	0.29		0.29	0.58	(0.28)	(1.34)	(1.62)	$14.33	4.38%		$1,650,693,124	0.17%	2.05%		0.17%	7.87%
Year Ended October 31, 2015	$15.55	0.31	(g)	0.42	0.73	(0.33)	(0.58)	(0.91)	$15.37	5.06%		$1,755,329,648	0.17%	2.03%	(g)	0.17%	9.70%
Year Ended October 31, 2014	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	$15.55	17.03%		$1,936,643,234	0.17%	1.85%		0.17%	3.76%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$16.38	0.12		1.10	1.22	(0.17)	(2.00)	(2.17)	$15.43	9.60%		$367,041,638	0.45%	1.69%		0.45%	2.27%	(f)
Year Ended October 31, 2018	$16.38	0.25		0.86	1.11	(0.28)	(0.83)	(1.11)	$16.38	6.88%		$329,181,300	0.42%	1.51%		0.42%	9.63%
Year Ended October 31, 2017	$14.29	0.25		2.90	3.15	(0.25)	(0.81)	(1.06)	$16.38	23.12%		$327,009,809	0.42%	1.62%		0.42%	12.07%
Year Ended October 31, 2016	$15.34	0.25		0.28	0.53	(0.24)	(1.34)	(1.58)	$14.29	4.06%		$275,979,416	0.42%	1.79%		0.42%	7.87%
Year Ended October 31, 2015	$15.52	0.27	(g)	0.42	0.69	(0.29)	(0.58)	(0.87)	$15.34	4.81%		$248,015,509	0.42%	1.77%	(g)	0.42%	9.70%
Year Ended October 31, 2014	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%

Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$16.30	0.11		1.07	1.18	(0.15)	(2.00)	(2.15)	$15.33	9.43%		$273,153,766	0.60%	1.56%		0.60%	2.27%	(f)
Year Ended October 31, 2018	$16.30	0.23		0.86	1.09	(0.26)	(0.83)	(1.09)	$16.30	6.75%		$271,668,426	0.57%	1.37%		0.57%	9.63%
Year Ended October 31, 2017	$14.23	0.22		2.89	3.11	(0.23)	(0.81)	(1.04)	$16.30	22.89%		$309,107,177	0.57%	1.47%		0.57%	12.07%
Year Ended October 31, 2016	$15.28	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.23	3.92%		$297,628,822	0.57%	1.65%		0.57%	7.87%
Year Ended October 31, 2015	$15.46	0.25	(g)	0.42	0.67	(0.27)	(0.58)	(0.85)	$15.28	4.67%		$349,006,306	0.57%	1.63%	(g)	0.57%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	$15.46	16.58%		$390,807,747	0.57%	1.45%		0.57%	3.76%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Portfolio turnover excludes received or delivered in-kind.
(g)

During the year ended October 31, 2015, the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12% lower, respectively.

(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

97

Fund overview	Nationwide Small Cap Index Fund

Asset Allocation1

Common Stocks	97.3%
Repurchase Agreements	4.7%
Short-Term Investment	0.3%
Futures Contracts†	0.0%
Rights†	0.0%
Liabilities in excess of other assets	(2.3)%
100.0%

Top Industries2

Banks	8.8%
Equity Real Estate Investment Trusts (REITs)	6.5%
Biotechnology	6.1%
Software	5.7%
Machinery	3.7%
Health Care Equipment & Supplies	3.1%
Specialty Retail	2.9%
Hotels, Restaurants & Leisure	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Insurance	2.6%
Other Industries#	55.2%
100.0%

Top Holdings2

Etsy, Inc.	0.4%
Five Below, Inc.	0.4%
Trade Desk, Inc. (The), Class A	0.3%
Cree, Inc.	0.3%
HubSpot, Inc.	0.3%
Planet Fitness, Inc., Class A	0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.3%
Woodward, Inc.	0.3%
Entegris, Inc.	0.3%
Coupa Software, Inc.	0.3%
Other Holdings#	96.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

98

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,058.10	3.57	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.51	0.70
Class C Shares	Actual	(a)	1,000.00	1,053.60	6.98	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.00	6.85	1.37
Class R Shares	Actual	(a)	1,000.00	1,056.00	5.10	1.00
	Hypothetical	(a)(b)	1,000.00	1,019.84	5.01	1.00
Class R6 Shares	Actual	(a)	1,000.00	1,059.20	1.43	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.41	1.40	0.28
Institutional Service Class Shares	Actual	(a)	1,000.00	1,058.70	2.71	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.17	2.66	0.53

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

99

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 97.3%

	Shares	Value

Aerospace & Defense 1.1%
AAR Corp.	5,240	$176,955
Aerojet Rocketdyne Holdings, Inc.*	11,400	386,004
Aerovironment, Inc.*	3,345	229,333
Astronics Corp.*	3,426	114,223
Axon Enterprise, Inc.*	9,058	575,183
Cubic Corp.	4,795	272,260
Ducommun, Inc.*	1,694	68,743
KeyW Holding Corp. (The)*	7,753	87,919
Kratos Defense & Security Solutions, Inc.*	13,897	220,684
Maxar Technologies, Inc. (a)	8,625	42,521
Mercury Systems, Inc.*	7,352	536,843
Moog, Inc., Class A	5,061	473,912
National Presto Industries, Inc.	769	81,898
Triumph Group, Inc.	7,466	177,168
Vectrus, Inc.*	1,856	75,261
Wesco Aircraft Holdings, Inc.*	8,506	71,791

		3,590,698

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	9,202	216,523
Atlas Air Worldwide Holdings, Inc.*	3,749	181,039
Echo Global Logistics, Inc.*	4,317	99,032
Forward Air Corp.	4,236	268,224
Hub Group, Inc., Class A*	5,143	213,794
Radiant Logistics, Inc.*	6,585	43,066

		1,021,678

Airlines 0.5%
Allegiant Travel Co.	2,036	299,048
Hawaiian Holdings, Inc.	7,757	218,825
Mesa Air Group, Inc.*	1,550	14,167
SkyWest, Inc.	8,048	495,676
Spirit Airlines, Inc.*	10,810	587,848

		1,615,564

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	17,573	259,202
Cooper Tire & Rubber Co.	8,014	239,298
Cooper-Standard Holdings, Inc.*	2,761	139,900
Dana, Inc.	22,737	443,372
Dorman Products, Inc.*	4,244	372,071
Fox Factory Holding Corp.*	5,601	434,638
Gentherm, Inc.*	5,548	235,013
LCI Industries	3,868	339,804
Modine Manufacturing Co.*	7,552	111,694
Motorcar Parts of America, Inc.* (a)	2,996	61,897
Shiloh Industries, Inc.*	2,083	11,915
Standard Motor Products, Inc.	3,387	169,248
Stoneridge, Inc.*	4,187	131,597
Superior Industries International, Inc.	3,847	19,043
Tenneco, Inc., Class A	7,868	172,467
Tower International, Inc.	3,033	70,790

		3,211,949

Automobiles 0.1%
Winnebago Industries, Inc.	4,945	174,905

Common Stocks (continued)

	Shares	Value

Banks 9.0%
1st Constitution Bancorp	999	$18,761
1st Source Corp.	2,541	118,995
ACNB Corp.	1,115	42,225
Allegiance Bancshares, Inc.*	1,856	64,162
Amalgamated Bank, Class A	1,683	28,527
American National Bankshares, Inc.	1,351	51,095
Ameris Bancorp	6,663	242,933
Ames National Corp.	1,259	35,567
Arrow Financial Corp.	1,961	65,988
Atlantic Capital Bancshares, Inc.*	3,996	69,690
Auburn National Bancorporation, Inc. (a)	339	12,126
Banc of California, Inc.	6,699	97,202
BancFirst Corp.	2,817	158,879
Bancorp, Inc. (The)*	7,794	79,577
BancorpSouth Bank	14,755	449,732
Bank of Commerce Holdings	2,281	24,680
Bank of Marin Bancorp	2,111	89,401
Bank of NT Butterfield & Son Ltd. (The)	8,746	350,015
Bank of Princeton (The)	845	25,434
BankFinancial Corp.	2,092	31,401
Bankwell Financial Group, Inc.	876	26,709
Banner Corp.	5,045	267,486
Bar Harbor Bankshares	2,404	63,177
Baycom Corp.*	1,466	33,791
BCB Bancorp, Inc.	2,013	26,612
Berkshire Hills Bancorp, Inc.	6,373	191,126
Boston Private Financial Holdings, Inc.	11,959	136,931
Bridge Bancorp, Inc.	2,664	82,557
Brookline Bancorp, Inc.	12,183	183,354
Bryn Mawr Bank Corp.	3,163	120,479
Business First Bancshares, Inc.	1,762	44,843
Byline Bancorp, Inc.*	2,631	52,673
C&F Financial Corp.	570	27,645
Cadence Bancorp	18,679	424,947
Cambridge Bancorp	577	48,381
Camden National Corp.	2,414	106,168
Capital Bancorp, Inc.*	850	9,664
Capital City Bank Group, Inc.	1,887	43,288
Capstar Financial Holdings, Inc.	1,250	19,362
Carolina Financial Corp.	3,346	120,757
Cathay General Bancorp	11,994	441,259
CB Financial Services, Inc.	657	15,597
CBTX, Inc.	2,886	91,486
CenterState Bank Corp.	19,265	475,460
Central Pacific Financial Corp.	3,816	114,518
Central Valley Community Bancorp	1,742	35,641
Century Bancorp, Inc., Class A	431	39,510
Chemical Financial Corp.	11,159	490,215
Chemung Financial Corp.	476	22,553
Citizens & Northern Corp.	1,979	56,105
City Holding Co.	2,496	198,132
Civista Bancshares, Inc.	2,337	51,414
CNB Financial Corp.	2,357	67,127
Coastal Financial Corp.*	1,176	18,757
Codorus Valley Bancorp, Inc.	1,310	27,720
Columbia Banking System, Inc.	11,506	431,935
Community Bank System, Inc.	7,902	525,167
Community Bankers Trust Corp.	3,160	24,901
Community Financial Corp. (The)	755	23,118
Community Trust Bancorp, Inc.	2,462	104,019

100

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
ConnectOne Bancorp, Inc.	4,689	$102,361
County Bancorp, Inc.	694	12,443
Customers Bancorp, Inc.*	4,516	102,287
CVB Financial Corp.	17,481	379,338
Eagle Bancorp, Inc.*	5,045	278,787
Enterprise Bancorp, Inc.	1,568	49,753
Enterprise Financial Services Corp.	3,545	150,804
Equity Bancshares, Inc., Class A*	2,075	54,489
Esquire Financial Holdings, Inc.*	1,025	25,768
Evans Bancorp, Inc.	674	24,763
Farmers & Merchants Bancorp, Inc.	1,440	45,706
Farmers National Banc Corp.	3,728	53,646
FB Financial Corp.	2,597	95,414
Fidelity D&D Bancorp, Inc.	446	26,760
Fidelity Southern Corp.	3,458	100,662
Financial Institutions, Inc.	2,483	68,282
First Bancorp	4,652	176,357
First Bancorp, Inc.	1,722	46,167
First Bancorp/PR	33,512	378,686
First Bancshares, Inc. (The)	1,928	59,537
First Bank	2,463	28,103
First Busey Corp.	6,936	179,226
First Business Financial Services, Inc.	1,185	27,291
First Choice Bancorp	1,404	29,849
First Commonwealth Financial Corp.	14,934	203,252
First Community Bankshares, Inc.	2,549	88,603
First Community Corp.	1,003	18,846
First Financial Bancorp	15,023	377,077
First Financial Bankshares, Inc.	10,225	629,042
First Financial Corp.	1,962	80,776
First Financial Northwest, Inc.	1,086	18,169
First Foundation, Inc.	5,779	82,120
First Guaranty Bancshares, Inc.	765	16,409
First Internet Bancorp	1,484	32,485
First Interstate BancSystem, Inc., Class A	5,280	223,133
First Merchants Corp.	7,765	284,743
First Mid Bancshares, Inc.	2,130	73,464
First Midwest Bancorp, Inc.	16,635	357,153
First Northwest Bancorp	1,431	23,297
First of Long Island Corp. (The)	3,857	89,752
First Savings Financial Group, Inc.	316	18,360
First United Corp.	962	18,201
Flushing Financial Corp.	4,306	97,316
Franklin Financial Network, Inc.	2,040	56,406
Fulton Financial Corp.	26,260	452,985
FVCBankcorp, Inc.*	449	7,364
German American Bancorp, Inc.	3,582	106,923
Glacier Bancorp, Inc.	13,360	569,002
Great Southern Bancorp, Inc.	1,765	102,282
Great Western Bancorp, Inc.	8,907	313,259
Guaranty Bancshares, Inc.	1,113	31,242
Hancock Whitney Corp.	13,327	582,923
Hanmi Financial Corp.	4,459	105,767
HarborOne Bancorp, Inc.*	2,305	43,150
Heartland Financial USA, Inc.	4,623	207,573
Heritage Commerce Corp.	6,194	77,549
Heritage Financial Corp.	5,754	174,174
Hilltop Holdings, Inc.	11,123	233,917
Home BancShares, Inc.	24,876	477,370
HomeTrust Bancshares, Inc.	2,701	68,497

Common Stocks (continued)

	Shares	Value

Banks (continued)
Hope Bancorp, Inc.	19,010	$267,281
Horizon Bancorp, Inc.	5,737	93,341
Howard Bancorp, Inc.*	1,867	28,061
IBERIABANK Corp.	8,647	687,436
Independent Bank Corp.	8,615	486,847
Independent Bank Group, Inc.	5,136	292,752
International Bancshares Corp.	8,600	356,642
Investar Holding Corp.	1,443	33,593
Investors Bancorp, Inc.	37,368	439,074
Lakeland Bancorp, Inc.	7,103	117,626
Lakeland Financial Corp.	3,671	175,290
LCNB Corp.	1,322	22,474
LegacyTexas Financial Group, Inc.	7,459	298,957
Level One Bancorp, Inc.	716	17,735
Live Oak Bancshares, Inc. (a)	3,928	68,622
Macatawa Bank Corp.	3,902	40,269
Malvern Bancorp, Inc.*	1,309	27,738
MBT Financial Corp.	2,608	26,184
Mercantile Bank Corp.	2,560	86,528
Metropolitan Bank Holding Corp.*	953	38,034
Mid Penn Bancorp, Inc.	744	18,139
Middlefield Banc Corp.	516	20,924
Midland States Bancorp, Inc.	3,237	86,816
MidSouth Bancorp, Inc.	2,088	24,785
MidWestOne Financial Group, Inc.	1,813	51,090
MutualFirst Financial, Inc.	909	27,170
MVB Financial Corp.	1,134	18,813
National Bank Holdings Corp., Class A	4,441	169,824
National Bankshares, Inc.	988	41,783
NBT Bancorp, Inc.	6,577	250,058
Nicolet Bankshares, Inc.*	1,293	78,938
Northeast Bancorp	1,065	23,345
Northrim Bancorp, Inc.	1,142	40,530
Norwood Financial Corp.	849	27,321
Oak Valley Bancorp	1,110	21,279
OFG Bancorp	6,731	135,832
Ohio Valley Banc Corp.	601	22,586
Old Line Bancshares, Inc.	2,429	60,725
Old National Bancorp	23,773	406,043
Old Second Bancorp, Inc.	4,607	61,043
Opus Bank	3,114	68,103
Origin Bancorp, Inc.	2,859	99,608
Orrstown Financial Services, Inc.	1,034	21,445
Pacific City Financial Corp.	2,002	36,677
Pacific Mercantile Bancorp*	2,330	18,244
Pacific Premier Bancorp, Inc.	7,055	205,089
Park National Corp.	2,127	207,765
Parke Bancorp, Inc.	1,114	25,488
Peapack Gladstone Financial Corp.	2,893	83,694
Penns Woods Bancorp, Inc.	675	29,470
Peoples Bancorp of North Carolina, Inc.	660	18,460
Peoples Bancorp, Inc.	2,768	90,458
Peoples Financial Services Corp.	1,151	50,068
People’s Utah Bancorp	2,384	67,825
Preferred Bank	2,167	106,595
Premier Financial Bancorp, Inc.	1,744	28,916
QCR Holdings, Inc.	2,036	69,652
RBB Bancorp	2,024	39,185
Reliant Bancorp, Inc.	1,428	32,701
Renasant Corp.	7,560	274,126
Republic Bancorp, Inc., Class A	1,562	73,820

101

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Republic First Bancorp, Inc.*	7,086	$36,280
S&T Bancorp, Inc.	5,314	212,985
Sandy Spring Bancorp, Inc.	5,341	186,347
SB One Bancorp	1,005	23,869
Seacoast Banking Corp. of Florida*	7,092	201,129
Select Bancorp, Inc.*	2,482	30,479
ServisFirst Bancshares, Inc.	7,351	249,493
Shore Bancshares, Inc.	1,824	28,874
Sierra Bancorp	2,273	60,144
Simmons First National Corp., Class A	14,241	361,579
SmartFinancial, Inc.*	1,611	33,493
South State Corp.	5,603	423,923
Southern First Bancshares, Inc.*	1,119	41,190
Southern National Bancorp of Virginia, Inc.	3,072	45,834
Southside Bancshares, Inc.	5,022	176,423
Spirit of Texas Bancshares, Inc.*	1,718	38,603
Stock Yards Bancorp, Inc.	3,289	112,977
Summit Financial Group, Inc.	1,841	47,958
Tompkins Financial Corp.	2,345	189,171
Towne Bank	10,347	269,850
TriCo Bancshares	4,047	161,516
TriState Capital Holdings, Inc.*	3,793	88,225
Triumph Bancorp, Inc.*	3,931	121,900
Trustmark Corp.	10,394	373,768
UMB Financial Corp.	7,076	494,329
Union Bankshares Corp.	12,019	438,694
Union Bankshares, Inc.	575	22,718
United Bankshares, Inc.	15,411	604,728
United Community Banks, Inc.	11,254	316,012
United Security Bancshares	1,817	19,078
Unity Bancorp, Inc.	1,135	24,516
Univest Financial Corp.	4,491	113,263
Valley National Bancorp	50,956	534,019
Veritex Holdings, Inc.	6,921	183,476
Washington Trust Bancorp, Inc.	2,409	124,810
WesBanco, Inc.	8,303	334,777
West Bancorporation, Inc.	2,589	54,291
Westamerica Bancorp	3,979	255,531

		30,055,203

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	1,299	402,703
Castle Brands, Inc.*	11,492	7,350
Celsius Holdings, Inc.* (a)	3,263	13,509
Coca-Cola Consolidated, Inc.	720	234,022
Craft Brew Alliance, Inc.*	1,837	25,920
MGP Ingredients, Inc. (a)	2,110	185,406
National Beverage Corp. (a)	1,894	106,064
Primo Water Corp.*	5,279	83,144

		1,058,118

Biotechnology 6.2%
Abeona Therapeutics, Inc.*	4,932	37,976
ACADIA Pharmaceuticals, Inc.*	17,726	426,310
Acceleron Pharma, Inc.*	6,820	277,779
Achillion Pharmaceuticals, Inc.*	21,109	62,483
Acorda Therapeutics, Inc.*	6,833	71,405
Adamas Pharmaceuticals, Inc.*	3,481	22,000
ADMA Biologics, Inc.* (a)	2,715	12,570

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Aduro Biotech, Inc.*	9,225	$37,730
Adverum Biotechnologies, Inc.*	7,815	50,407
Aeglea BioTherapeutics, Inc.*	3,305	22,639
Agenus, Inc.*	15,071	38,733
AgeX Therapeutics, Inc.*	1,767	8,058
Aimmune Therapeutics, Inc.* (a)	6,965	140,275
Akcea Therapeutics, Inc.* (a)	2,083	52,263
Akebia Therapeutics, Inc.*	13,710	82,808
Albireo Pharma, Inc.*	1,316	45,297
Alder Biopharmaceuticals, Inc.*	9,367	127,298
Aldeyra Therapeutics, Inc.*	3,309	27,365
Alector, Inc.*	847	16,821
Allakos, Inc.* (a)	2,213	86,772
Allena Pharmaceuticals, Inc.*	1,678	10,353
Allogene Therapeutics, Inc.* (a)	3,554	106,442
AMAG Pharmaceuticals, Inc.*	5,332	59,505
Amicus Therapeutics, Inc.*	29,594	394,784
AnaptysBio, Inc.*	3,352	243,757
Anika Therapeutics, Inc.*	2,236	71,217
Apellis Pharmaceuticals, Inc.*	5,574	110,421
Aptinyx, Inc.*	1,948	7,500
Arbutus Biopharma Corp.*	5,065	13,625
Arcus Biosciences, Inc.* (a)	4,818	46,831
Ardelyx, Inc.*	7,431	25,265
Arena Pharmaceuticals, Inc.*	7,851	359,183
ArQule, Inc.*	16,240	96,953
Array BioPharma, Inc.*	32,996	746,040
Arrowhead Pharmaceuticals, Inc.*	14,601	262,526
Assembly Biosciences, Inc.*	3,453	54,488
Atara Biotherapeutics, Inc.*	6,534	219,542
Athenex, Inc.* (a)	7,168	70,820
Athersys, Inc.* (a)	16,904	26,201
Audentes Therapeutics, Inc.*	5,734	216,688
AVEO Pharmaceuticals, Inc.* (a)	19,450	17,950
Avid Bioservices, Inc.*	7,464	35,753
Avrobio, Inc.*	2,024	38,071
Bellicum Pharmaceuticals, Inc.*	5,726	17,464
BioCryst Pharmaceuticals, Inc.*	17,388	129,193
Biohaven Pharmaceutical Holding Co. Ltd.*	4,874	291,709
BioSpecifics Technologies Corp.*	825	55,275
BioTime, Inc.* (a)	19,955	24,744
Blueprint Medicines Corp.*	7,046	532,748
Calithera Biosciences, Inc.*	5,640	34,742
Calyxt, Inc.*	1,119	17,848
Cara Therapeutics, Inc.* (a)	5,323	101,563
CareDx, Inc.*	5,409	147,179
CASI Pharmaceuticals, Inc.* (a)	7,158	23,335
Catalyst Biosciences, Inc.*	1,713	14,937
Catalyst Pharmaceuticals, Inc.*	14,127	81,089
Celcuity, Inc.*	842	18,945
Cellular Biomedicine Group, Inc.*	1,813	31,329
ChemoCentryx, Inc.*	3,633	48,210
Chimerix, Inc.*	6,687	18,055
Clovis Oncology, Inc.*	7,549	137,920
Cohbar, Inc. Reg. S*	3,191	7,818
Coherus Biosciences, Inc.* (a)	8,246	131,276
Concert Pharmaceuticals, Inc.*	3,532	36,309
Constellation Pharmaceuticals, Inc.*	2,508	32,980
Corbus Pharmaceuticals Holdings, Inc.* (a)	8,028	57,320

102

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Corvus Pharmaceuticals, Inc.*	1,993	$8,430
Crinetics Pharmaceuticals, Inc.*	1,341	34,799
CTI BioPharma Corp.*	7,293	7,146
Cue Biopharma, Inc.*	2,546	21,616
Cyclerion Therapeutics, Inc.*	2,227	33,917
Cytokinetics, Inc.*	6,727	59,332
CytomX Therapeutics, Inc.*	7,216	68,624
Deciphera Pharmaceuticals, Inc.*	1,462	33,626
Denali Therapeutics, Inc.*	7,244	177,261
Dicerna Pharmaceuticals, Inc.*	8,210	106,402
Dynavax Technologies Corp.* (a)	9,533	63,394
Eagle Pharmaceuticals, Inc.*	1,604	82,462
Editas Medicine, Inc.*	7,078	175,181
Eidos Therapeutics, Inc.* (a)	2,565	67,229
Emergent BioSolutions, Inc.*	7,165	370,287
Enanta Pharmaceuticals, Inc.*	2,650	231,054
Epizyme, Inc.*	9,549	118,503
Equillium, Inc.*	805	5,023
Esperion Therapeutics, Inc.* (a)	3,644	157,056
Evelo Biosciences, Inc.* (a)	2,092	17,541
Fate Therapeutics, Inc.*	9,675	162,540
Fennec Pharmaceuticals, Inc.*	1,624	7,227
FibroGen, Inc.*	11,850	553,751
Five Prime Therapeutics, Inc.*	5,474	60,652
Flexion Therapeutics, Inc.* (a)	5,172	54,823
Fortress Biotech, Inc.*	4,468	7,104
Forty Seven, Inc.*	2,198	41,740
G1 Therapeutics, Inc.*	3,660	78,324
Genomic Health, Inc.*	3,308	212,804
Geron Corp.* (a)	24,620	44,808
Global Blood Therapeutics, Inc.*	8,377	464,086
GlycoMimetics, Inc.*	5,284	64,306
Gossamer Bio, Inc.*	1,729	29,324
Gritstone Oncology, Inc.* (a)	1,045	10,983
GTx, Inc.*	667	727
Halozyme Therapeutics, Inc.*	19,375	312,519
Harpoon Therapeutics, Inc.*	680	7,983
Heron Therapeutics, Inc.*	10,733	232,691
Homology Medicines, Inc.*	2,639	56,791
Idera Pharmaceuticals, Inc.*	2,528	7,609
Immunic, Inc.*	109	1,513
ImmunoGen, Inc.*	23,043	55,073
Immunomedics, Inc.* (a)	23,249	372,449
Inovio Pharmaceuticals, Inc.* (a)	13,032	49,000
Insmed, Inc.*	12,086	367,898
Insys Therapeutics, Inc.* (a)	4,267	18,348
Intellia Therapeutics, Inc.* (a)	5,083	78,177
Intercept Pharmaceuticals, Inc.* (a)	3,391	292,236
Intrexon Corp.* (a)	11,392	49,327
Invitae Corp.*	11,050	261,001
Iovance Biotherapeutics, Inc.*	16,850	192,090
Ironwood Pharmaceuticals, Inc.*	22,275	264,850
Jounce Therapeutics, Inc.*	2,080	11,814
Kadmon Holdings, Inc.*	14,427	33,903
Karyopharm Therapeutics, Inc.*	7,426	34,679
Kezar Life Sciences, Inc.*	1,962	37,023
Kindred Biosciences, Inc.*	5,740	51,029
Kiniksa Pharmaceuticals Ltd., Class A*	1,815	27,098
Kodiak Sciences, Inc.*	1,437	10,663
Kura Oncology, Inc.*	4,550	68,887
La Jolla Pharmaceutical Co.*	3,397	27,346

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Lexicon Pharmaceuticals, Inc.* (a)	6,828	$39,602
Ligand Pharmaceuticals, Inc.*	3,308	416,312
LogicBio Therapeutics, Inc.*	1,264	17,203
MacroGenics, Inc.*	6,039	101,274
Madrigal Pharmaceuticals, Inc.* (a)	1,107	117,431
Magenta Therapeutics, Inc.*	2,300	33,143
MannKind Corp.* (a)	26,129	40,239
MediciNova, Inc.* (a)	6,056	67,827
MeiraGTx Holdings plc*	1,903	37,166
Mersana Therapeutics, Inc.*	1,799	8,851
Minerva Neurosciences, Inc.*	4,551	33,541
Miragen Therapeutics, Inc.* (a)	3,706	10,859
Mirati Therapeutics, Inc.*	3,335	198,399
Molecular Templates, Inc.*	1,314	9,658
Momenta Pharmaceuticals, Inc.*	15,268	213,599
Mustang Bio, Inc.* (a)	2,179	9,043
Myriad Genetics, Inc.*	10,732	337,843
NantKwest, Inc.*	4,240	4,749
Natera, Inc.*	5,323	101,723
Neon Therapeutics, Inc.*	2,670	16,447
NewLink Genetics Corp.*	4,160	7,114
Novavax, Inc.*	59,989	31,872
Nymox Pharmaceutical Corp.* (a)	4,961	9,079
OPKO Health, Inc.* (a)	51,328	122,674
Organovo Holdings, Inc.*	22,496	22,496
Ovid therapeutics, Inc.*	1,857	3,788
Palatin Technologies, Inc.* (a)	32,692	40,538
PDL BioPharma, Inc.*	21,852	71,456
Pfenex, Inc.*	5,259	30,450
Pieris Pharmaceuticals, Inc.*	7,467	22,326
PolarityTE, Inc.* (a)	1,405	12,701
Portola Pharmaceuticals, Inc.* (a)	10,300	363,590
Principia Biopharma, Inc.*	869	25,992
Progenics Pharmaceuticals, Inc.*	12,595	64,738
Proteostasis Therapeutics, Inc.*	5,553	6,108
Prothena Corp. plc*	6,108	63,523
PTC Therapeutics, Inc.*	8,018	300,034
Puma Biotechnology, Inc.*	4,458	143,191
Ra Pharmaceuticals, Inc.*	2,899	64,358
Radius Health, Inc.*	6,229	137,163
Recro Pharma, Inc.*	2,977	25,989
REGENXBIO, Inc.*	5,070	255,528
Repligen Corp.*	6,182	416,543
Replimune Group, Inc.*	1,846	30,957
Retrophin, Inc.*	6,329	120,757
Rhythm Pharmaceuticals, Inc.*	2,481	62,720
Rigel Pharmaceuticals, Inc.*	26,179	58,379
Rocket Pharmaceuticals, Inc.*	3,851	71,475
Rubius Therapeutics, Inc.* (a)	5,356	93,676
Sangamo Therapeutics, Inc.*	16,239	189,834
Savara, Inc.*	4,504	48,103
Scholar Rock Holding Corp.*	2,269	48,284
Selecta Biosciences, Inc.* (a)	6,244	13,425
Seres Therapeutics, Inc.*	2,934	19,188
Solid Biosciences, Inc.* (a)	1,819	16,517
Sorrento Therapeutics, Inc.* (a)	16,148	58,940
Spark Therapeutics, Inc.*	4,921	525,022
Spectrum Pharmaceuticals, Inc.*	15,779	147,849
Spero Therapeutics, Inc.*	1,196	13,371
Spring Bank Pharmaceuticals, Inc.*	2,324	17,221
Stemline Therapeutics, Inc.*	6,066	90,990

103

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Surface Oncology, Inc.*	2,137	$10,001
Sutro Biopharma, Inc.*	971	9,686
Syndax Pharmaceuticals, Inc.*	1,914	13,685
Synlogic, Inc.*	2,218	19,030
Synthorx, Inc.*	1,151	17,610
Syros Pharmaceuticals, Inc.*	3,530	25,522
T2 Biosystems, Inc.* (a)	5,295	13,608
TG Therapeutics, Inc.*	9,675	76,916
Tocagen, Inc.*	3,312	32,723
Translate Bio, Inc.*	4,584	44,465
Twist Bioscience Corp.*	771	18,242
Tyme Technologies, Inc.*	15,882	23,982
Ultragenyx Pharmaceutical, Inc.*	8,231	543,246
UNITY Biotechnology, Inc.*	3,816	31,406
Unum Therapeutics, Inc.*	2,890	9,364
Vanda Pharmaceuticals, Inc.*	7,890	128,528
Veracyte, Inc.*	4,402	100,674
Verastem, Inc.* (a)	10,107	21,528
Vericel Corp.*	6,657	113,102
Viking Therapeutics, Inc.* (a)	9,139	71,558
Voyager Therapeutics, Inc.*	3,412	71,993
X4 Pharmaceuticals, Inc.*	95	1,938
Xencor, Inc.*	7,401	227,285
XOMA Corp.* (a)	964	11,433
Y-mAbs Therapeutics, Inc.*	1,054	24,263
Zafgen, Inc.*	4,443	11,374
ZIOPHARM Oncology, Inc.* (a)	21,453	94,822

		20,877,823

Building Products 1.2%
AAON, Inc.	6,505	326,616
Advanced Drainage Systems, Inc.	5,699	159,857
American Woodmark Corp.*	2,160	194,249
Apogee Enterprises, Inc.	3,991	160,837
Armstrong Flooring, Inc.*	3,107	45,020
Builders FirstSource, Inc.*	17,997	247,999
Caesarstone Ltd.	3,621	54,786
Continental Building Products, Inc.*	5,937	152,284
CSW Industrials, Inc.*	2,113	126,674
Gibraltar Industries, Inc.*	5,071	201,167
Griffon Corp.	5,646	110,774
Insteel Industries, Inc.	2,785	58,318
JELD-WEN Holding, Inc.*	10,825	213,794
Masonite International Corp.*	4,165	214,456
NCI Building Systems, Inc.*	6,515	37,266
Patrick Industries, Inc.*	3,632	181,128
PGT Innovations, Inc.*	8,987	131,749
Quanex Building Products Corp.	5,390	90,121
Simpson Manufacturing Co., Inc.	6,526	415,576
Trex Co., Inc.*	9,298	644,072
Universal Forest Products, Inc.	9,429	348,401

		4,115,144

Capital Markets 1.3%
Artisan Partners Asset Management, Inc., Class A	7,482	212,040
Ashford, Inc.*	125	6,925
Associated Capital Group, Inc., Class A	413	17,061
B. Riley Financial, Inc.	3,458	62,694
Blucora, Inc.*	7,462	261,170

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
BrightSphere Investment Group plc	12,655	$185,522
Cohen & Steers, Inc.	3,529	176,979
Cowen, Inc.*	4,548	76,179
Diamond Hill Investment Group, Inc.	541	78,164
Donnelley Financial Solutions, Inc.*	5,142	78,724
Federated Investors, Inc., Class B	15,258	468,878
Focus Financial Partners, Inc., Class A*	4,122	154,575
GAIN Capital Holdings, Inc. (a)	4,039	21,286
GAMCO Investors, Inc., Class A	955	20,704
Greenhill & Co., Inc.	2,680	55,503
Hamilton Lane, Inc., Class A	2,619	127,964
Houlihan Lokey, Inc.	5,400	266,328
INTL. FCStone, Inc.*	2,422	98,236
Ladenburg Thalmann Financial Services, Inc.	16,804	61,671
Moelis & Co., Class A	7,035	288,083
Oppenheimer Holdings, Inc., Class A	1,614	42,367
Piper Jaffray Cos.	2,306	185,864
PJT Partners, Inc., Class A	3,087	133,111
Pzena Investment Management, Inc., Class A	2,448	24,358
Safeguard Scientifics, Inc.*	2,912	33,313
Siebert Financial Corp.*	976	10,219
Silvercrest Asset Management Group, Inc., Class A	1,456	21,170
Stifel Financial Corp.	10,769	642,586
Value Line, Inc.	292	6,760
Virtus Investment Partners, Inc.	1,060	129,967
Waddell & Reed Financial, Inc., Class A (a)	11,620	217,643
Westwood Holdings Group, Inc.	1,377	43,086
WisdomTree Investments, Inc.	18,533	133,438

		4,342,568

Chemicals 2.0%
Advanced Emissions Solutions, Inc. (a)	2,911	32,894
AdvanSix, Inc.*	4,681	141,507
AgroFresh Solutions, Inc.*	4,536	14,470
American Vanguard Corp.	4,458	70,169
Amyris, Inc.* (a)	4,876	21,844
Balchem Corp.	5,062	513,844
Chase Corp.	1,115	104,442
Ferro Corp.*	13,176	235,455
Flotek Industries, Inc.* (a)	7,923	28,285
FutureFuel Corp.	4,244	62,344
GCP Applied Technologies, Inc.*	11,151	321,037
Hawkins, Inc.	1,558	57,506
HB Fuller Co.	7,920	387,842
Ingevity Corp.*	6,658	765,737
Innophos Holdings, Inc.	2,988	96,184
Innospec, Inc.	3,791	321,553
Intrepid Potash, Inc.*	15,973	59,419
Koppers Holdings, Inc.*	3,180	85,033
Kraton Corp.*	4,941	162,164
Kronos Worldwide, Inc.	3,594	48,878
Livent Corp.*	23,508	253,416
LSB Industries, Inc.*	3,124	18,275
Marrone Bio Innovations, Inc.* (a)	7,658	12,329
Minerals Technologies, Inc.	5,323	334,125
OMNOVA Solutions, Inc.*	7,085	52,429

104

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PolyOne Corp.	12,631	$349,121
PQ Group Holdings, Inc.*	5,652	89,358
Quaker Chemical Corp.	2,058	460,622
Rayonier Advanced Materials, Inc.	7,808	115,871
Sensient Technologies Corp.	6,688	468,963
Stepan Co.	3,207	296,776
Trecora Resources*	3,351	31,332
Tredegar Corp.	4,045	72,891
Trinseo SA	6,786	305,031
Tronox Holdings plc, Class A	14,982	211,845
Valhi, Inc.	3,274	8,218

		6,611,209

Commercial Services & Supplies 2.5%
ABM Industries, Inc.	10,397	394,774
ACCO Brands Corp.	16,233	148,370
Advanced Disposal Services, Inc.*	11,276	364,666
Brady Corp., Class A	7,469	364,412
BrightView Holdings, Inc.*	4,600	73,784
Brink’s Co. (The)	7,915	632,646
Casella Waste Systems, Inc., Class A*	6,604	246,461
CECO Environmental Corp.*	4,277	33,190
Charah Solutions, Inc.*	1,687	11,876
Cimpress NV*	3,493	315,767
Covanta Holding Corp.	18,349	331,566
Deluxe Corp.	7,298	326,367
Ennis, Inc.	3,933	79,368
Healthcare Services Group, Inc. (a)	11,684	395,503
Heritage-Crystal Clean, Inc.*	2,370	68,090
Herman Miller, Inc.	8,889	345,071
HNI Corp.	6,850	251,463
Interface, Inc.	9,490	152,220
Kimball International, Inc., Class B	5,659	88,620
Knoll, Inc.	7,753	169,326
LSC Communications, Inc.	5,561	38,871
Matthews International Corp., Class A	4,976	199,339
McGrath RentCorp	3,664	227,168
Mobile Mini, Inc.	7,032	253,293
MSA Safety, Inc.	5,365	589,667
Multi-Color Corp.	2,140	106,786
NL Industries, Inc.*	865	3,071
PICO Holdings, Inc.*	3,186	36,416
Pitney Bowes, Inc.	29,715	211,274
Quad/Graphics, Inc.	5,094	62,198
RR Donnelley & Sons Co.	11,379	52,571
SP Plus Corp.*	3,472	119,853
Steelcase, Inc., Class A	13,492	233,277
Team, Inc.* (a)	4,509	76,202
Tetra Tech, Inc.	8,716	564,100
UniFirst Corp.	2,417	382,200
US Ecology, Inc.	3,485	212,620
Viad Corp.	3,239	198,583
VSE Corp.	1,450	44,326

		8,405,355

Communications Equipment 1.7%
Acacia Communications, Inc.*	4,341	251,257
ADTRAN, Inc.	7,368	126,287
Aerohive Networks, Inc.*	4,576	15,467
Applied Optoelectronics, Inc.* (a)	2,872	35,957

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
CalAmp Corp.*	5,355	$78,236
Calix, Inc.*	7,041	48,231
Casa Systems, Inc.*	3,876	37,171
Ciena Corp.*	22,273	854,392
Clearfield, Inc.*	1,666	24,557
Comtech Telecommunications Corp.	3,506	82,496
DASAN Zhone Solutions, Inc.*	823	9,432
Digi International, Inc.*	4,287	55,174
Extreme Networks, Inc.*	17,875	143,000
Finisar Corp.*	18,505	446,156
Harmonic, Inc.*	12,694	71,848
Infinera Corp.*	24,097	104,581
InterDigital, Inc.	5,222	341,467
KVH Industries, Inc.*	2,262	22,168
Lumentum Holdings, Inc.*	11,880	736,204
NETGEAR, Inc.*	4,939	153,257
NetScout Systems, Inc.*	11,851	348,419
Plantronics, Inc.	5,231	269,292
Quantenna Communications, Inc.*	5,218	127,058
Ribbon Communications, Inc.*	8,936	47,897
ViaSat, Inc.* (a)	8,643	784,957
Viavi Solutions, Inc.*	35,922	477,763

		5,692,724

Construction & Engineering 1.1%
Aegion Corp.*	4,908	97,718
Ameresco, Inc., Class A*	2,938	44,246
Argan, Inc.	2,262	108,169
Comfort Systems USA, Inc.	5,769	312,103
Dycom Industries, Inc.*	4,805	238,280
EMCOR Group, Inc.	9,015	758,522
Granite Construction, Inc.	6,954	312,165
Great Lakes Dredge & Dock Corp.*	8,386	85,789
HC2 Holdings, Inc.* (a)	5,973	12,782
IES Holdings, Inc.*	1,398	24,479
Infrastructure and Energy Alternatives, Inc.*	2,456	11,150
KBR, Inc.	22,256	494,528
MasTec, Inc.*	10,008	506,905
MYR Group, Inc.*	2,519	91,062
Northwest Pipe Co.*	1,386	33,223
NV5 Global, Inc.*	1,485	94,060
Orion Group Holdings, Inc.*	3,961	10,259
Primoris Services Corp.	6,718	147,259
Sterling Construction Co., Inc.*	4,153	56,315
Tutor Perini Corp.*	5,792	115,666
WillScot Corp.*	5,837	78,624

		3,633,304

Construction Materials 0.1%
Forterra, Inc.*	2,675	12,412
Summit Materials, Inc., Class A*	17,365	304,235
United States Lime & Minerals, Inc.	299	24,195
US Concrete, Inc.* (a)	2,476	116,694

		457,536

Consumer Finance 0.7%
Curo Group Holdings Corp.*	1,688	22,484
Elevate Credit, Inc.*	2,984	13,368
Encore Capital Group, Inc.* (a)	4,017	113,521

105

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Enova International, Inc.*	5,343	$146,559
EZCORP, Inc., Class A*	7,893	85,797
FirstCash, Inc.	6,598	644,493
Green Dot Corp., Class A*	7,620	485,927
LendingClub Corp.*	51,005	162,196
Nelnet, Inc., Class A	2,955	171,538
PRA Group, Inc.*	7,110	199,933
Regional Management Corp.*	1,468	36,362
World Acceptance Corp.*	965	125,440

		2,207,618

Containers & Packaging 0.1%
Greif, Inc., Class A	3,977	157,171
Greif, Inc., Class B	821	39,942
Myers Industries, Inc.	5,605	100,274
UFP Technologies, Inc.*	946	34,434

		331,821

Distributors 0.1%
Core-Mark Holding Co., Inc.	7,188	261,284
Funko, Inc., Class A*	1,634	32,402
Weyco Group, Inc.	904	31,016

		324,702

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	8,861	437,025
American Public Education, Inc.*	2,507	80,224
Career Education Corp.*	10,835	196,655
Carriage Services, Inc.	2,926	51,351
Chegg, Inc.*	17,034	607,262
Houghton Mifflin Harcourt Co.*	16,492	117,588
K12, Inc.*	5,927	178,521
Laureate Education, Inc., Class A*	14,896	234,463
Regis Corp.*	4,674	87,497
Sotheby’s*	5,153	217,354
Strategic Education, Inc.	3,285	470,905
Weight Watchers International, Inc.*	5,963	121,764

		2,800,609

Diversified Financial Services 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	4,626	100,060
Cannae Holdings, Inc.*	10,843	278,340
FGL Holdings	23,041	196,540
Marlin Business Services Corp.	1,267	27,608
On Deck Capital, Inc.*	7,846	42,839

		645,387

Diversified Telecommunication Services 0.5%
ATN International, Inc.	1,605	97,985
Cincinnati Bell, Inc.*	6,834	60,823
Cogent Communications Holdings, Inc.	6,630	366,175
Consolidated Communications Holdings, Inc. (a)	10,731	55,372
Frontier Communications Corp.* (a)	17,606	50,177
Intelsat SA* (a)	8,876	179,650
Iridium Communications, Inc.*	15,016	412,339
Ooma, Inc.*	2,860	38,581
ORBCOMM, Inc.*	11,194	81,045
pdvWireless, Inc.*	1,522	60,576

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Vonage Holdings Corp.*	34,256	$332,968

		1,735,691

Electric Utilities 1.1%
ALLETE, Inc.	8,117	661,130
El Paso Electric Co.	6,409	391,654
IDACORP, Inc.	7,919	784,139
MGE Energy, Inc.	5,506	373,252
Otter Tail Corp.	6,247	320,471
PNM Resources, Inc.	12,274	570,004
Portland General Electric Co.	13,985	731,555
Spark Energy, Inc., Class A	1,584	14,985

		3,847,190

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,100	40,271
Atkore International Group, Inc.*	6,004	148,659
AZZ, Inc.	4,098	194,614
Babcock & Wilcox Enterprises, Inc.*	4,708	1,644
Encore Wire Corp.	3,241	192,159
Energous Corp.* (a)	3,346	16,964
EnerSys	6,722	465,095
Enphase Energy, Inc.* (a)	13,779	138,341
FuelCell Energy, Inc.*	11,599	3,039
Generac Holdings, Inc.*	9,560	525,705
Plug Power, Inc.* (a)	32,797	81,665
Powell Industries, Inc.	1,465	42,851
Preformed Line Products Co.	447	25,206
Sunrun, Inc.* (a)	15,142	230,310
Thermon Group Holdings, Inc.*	4,953	127,738
TPI Composites, Inc.*	2,314	71,618
Vicor Corp.*	2,828	106,078
Vivint Solar, Inc.*	6,230	33,704

		2,445,661

Electronic Equipment, Instruments & Components 2.6%
Anixter International, Inc.*	4,652	292,471
Arlo Technologies, Inc.*	11,439	45,413
AVX Corp.	7,225	117,840
Badger Meter, Inc.	4,471	248,051
Bel Fuse, Inc., Class B	1,390	32,943
Belden, Inc.	6,392	355,076
Benchmark Electronics, Inc.	6,938	187,534
Control4 Corp.*	3,975	69,205
CTS Corp.	5,181	155,171
Daktronics, Inc.	5,889	44,639
ePlus, Inc.*	2,112	199,141
Fabrinet*	5,672	343,269
FARO Technologies, Inc.*	2,733	153,731
Fitbit, Inc., Class A*	33,240	175,507
II-VI, Inc.*	9,916	395,053
Insight Enterprises, Inc.*	5,518	312,209
Iteris, Inc.*	3,376	14,652
Itron, Inc.*	5,367	287,993
KEMET Corp.	8,896	158,972
Kimball Electronics, Inc.*	3,838	58,069
Knowles Corp.*	13,729	259,204
Maxwell Technologies, Inc.* (a)	6,648	29,185
Mesa Laboratories, Inc.	541	128,049
Methode Electronics, Inc.	5,524	163,013

106

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
MTS Systems Corp.	2,858	$157,133
Napco Security Technologies, Inc.*	2,027	50,229
nLight, Inc.* (a)	3,457	90,331
Novanta, Inc.*	5,052	439,625
OSI Systems, Inc.*	2,638	237,763
PAR Technology Corp.* (a)	1,878	44,527
Park Electrochemical Corp.	3,073	50,551
PC Connection, Inc.	1,870	69,489
Plexus Corp.*	4,607	277,249
Rogers Corp.*	2,891	484,300
Sanmina Corp.*	10,657	361,485
ScanSource, Inc.*	3,991	150,261
SYNNEX Corp.	6,524	703,809
Tech Data Corp.*	5,770	615,140
TTM Technologies, Inc.*	14,795	195,886
Vishay Intertechnology, Inc.	20,779	411,632
Vishay Precision Group, Inc.*	1,619	61,312

		8,627,112

Energy Equipment & Services 1.2%
Archrock, Inc.	20,235	204,576
Basic Energy Services, Inc.*	3,264	8,225
Bristow Group, Inc.* (a)	5,970	3,015
C&J Energy Services, Inc.*	9,878	138,786
Cactus, Inc., Class A*	5,927	215,150
CARBO Ceramics, Inc.*	3,290	8,949
Covia Holdings Corp.* (a)	4,554	21,905
Dawson Geophysical Co.*	2,937	8,224
Diamond Offshore Drilling, Inc.* (a)	9,908	96,207
DMC Global, Inc.	2,215	153,499
Dril-Quip, Inc.*	5,525	240,669
Era Group, Inc.*	2,839	27,368
Exterran Corp.*	4,962	70,560
Forum Energy Technologies, Inc.*	12,412	74,224
Frank’s International NV*	11,330	66,167
FTS International, Inc.*	5,136	53,158
Helix Energy Solutions Group, Inc.*	22,371	174,941
Independence Contract Drilling, Inc.*	8,238	23,313
ION Geophysical Corp.*	1,527	19,530
Keane Group, Inc.*	7,631	80,049
Key Energy Services, Inc.*	1,507	6,299
KLX Energy Services Holdings, Inc.*	3,071	86,142
Liberty Oilfield Services, Inc., Class A (a)	6,885	102,655
Mammoth Energy Services, Inc.	2,108	32,864
Matrix Service Co.*	4,090	80,205
McDermott International, Inc.*	28,529	230,800
Natural Gas Services Group, Inc.*	1,812	29,119
NCS Multistage Holdings, Inc.*	1,536	6,098
Newpark Resources, Inc.*	14,232	103,894
Nine Energy Service, Inc.*	2,358	47,466
Noble Corp. plc*	39,685	104,372
Oceaneering International, Inc.*	15,434	296,333
Oil States International, Inc.*	9,575	184,989
Pioneer Energy Services Corp.*	10,927	19,013
Profire Energy, Inc.*	3,360	5,309
ProPetro Holding Corp.*	11,181	247,435
Quintana Energy Services, Inc.*	858	4,084
RigNet, Inc.*	2,368	22,235
SEACOR Holdings, Inc.*	2,758	122,841
SEACOR Marine Holdings, Inc.*	2,817	38,255

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Select Energy Services, Inc., Class A*	7,017	$80,836
Smart Sand, Inc.* (a)	3,138	12,332
Solaris Oilfield Infrastructure, Inc., Class A	4,159	70,661
Superior Energy Services, Inc.*	23,418	84,071
TETRA Technologies, Inc.*	17,854	42,492
Tidewater, Inc.*	4,602	103,545
Unit Corp.*	8,015	108,683
US Silica Holdings, Inc.	12,519	198,051

		4,159,594

Entertainment 0.5%
AMC Entertainment Holdings, Inc., Class A (a)	8,011	121,447
Eros International plc*	5,501	47,749
Glu Mobile, Inc.*	17,700	193,638
IMAX Corp.*	8,438	205,718
Liberty Media Corp.-Liberty Braves, Class C*	5,713	160,821
Liberty Media Corp-Liberty Braves, Class A*	1,647	46,709
LiveXLive Media, Inc.* (a)	4,491	22,320
Marcus Corp. (The)	3,091	116,283
Reading International, Inc., Class A*	2,836	43,277
Rosetta Stone, Inc.*	3,248	81,915
World Wrestling Entertainment, Inc., Class A	6,779	568,419

		1,608,296

Equity Real Estate Investment Trusts (REITs) 6.7%
Acadia Realty Trust	12,647	357,151
Agree Realty Corp.	5,213	341,295
Alexander & Baldwin, Inc.	10,839	256,017
Alexander’s, Inc.	323	122,620
American Assets Trust, Inc.	6,122	282,775
Americold Realty Trust	24,701	790,679
Armada Hoffler Properties, Inc.	7,581	122,433
Ashford Hospitality Trust, Inc.	13,288	73,217
Bluerock Residential Growth REIT, Inc.	3,966	44,459
Braemar Hotels & Resorts, Inc.	4,410	61,299
BRT Apartments Corp.	1,773	24,875
CareTrust REIT, Inc.	12,069	292,673
CatchMark Timber Trust, Inc., Class A	7,549	75,490
CBL & Associates Properties, Inc.	25,942	26,201
Cedar Realty Trust, Inc.	14,154	43,453
Chatham Lodging Trust	7,402	145,745
Chesapeake Lodging Trust	9,418	268,413
City Office REIT, Inc.	6,014	69,762
Clipper Realty, Inc.	2,282	29,780
Community Healthcare Trust, Inc.	2,681	97,803
CoreCivic, Inc.	18,774	390,687
CorEnergy Infrastructure Trust, Inc.	1,914	72,330
CorePoint Lodging, Inc.	6,258	78,225
Cousins Properties, Inc.	66,152	633,075
DiamondRock Hospitality Co.	32,182	349,497
Easterly Government Properties, Inc.	9,418	169,524
EastGroup Properties, Inc.	5,493	628,015
Essential Properties Realty Trust, Inc.	5,406	111,796
Farmland Partners, Inc.	4,529	29,710
First Industrial Realty Trust, Inc.	19,557	689,775

107

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Four Corners Property Trust, Inc.	10,447	$297,113
Franklin Street Properties Corp.	16,093	126,491
Front Yard Residential Corp.	7,636	75,673
GEO Group, Inc. (The)	18,896	378,298
Getty Realty Corp.	5,145	166,852
Gladstone Commercial Corp.	4,746	103,225
Gladstone Land Corp.	1,866	23,642
Global Medical REIT, Inc.	3,385	34,527
Global Net Lease, Inc.	12,031	229,431
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,230	245,426
Healthcare Realty Trust, Inc.	19,079	589,160
Hersha Hospitality Trust	5,540	102,878
Independence Realty Trust, Inc.	13,420	142,118
Industrial Logistics Properties Trust	10,313	204,713
InfraREIT, Inc.	7,081	149,055
Innovative Industrial Properties, Inc.	1,451	123,538
Investors Real Estate Trust	1,936	116,702
iStar, Inc.	10,537	91,356
Jernigan Capital, Inc.	2,809	59,186
Kite Realty Group Trust	12,754	201,386
Lexington Realty Trust	33,371	302,675
LTC Properties, Inc.	6,184	278,651
Mack-Cali Realty Corp.	14,374	334,627
MedEquities Realty Trust, Inc.	4,683	50,155
Monmouth Real Estate Investment Corp.	13,959	191,797
National Health Investors, Inc.	6,450	486,523
National Storage Affiliates Trust	8,896	260,297
New Senior Investment Group, Inc.	11,876	66,387
NexPoint Residential Trust, Inc.	2,937	110,108
NorthStar Realty Europe Corp.	7,018	125,131
Office Properties Income Trust	7,523	204,174
One Liberty Properties, Inc.	2,326	65,826
Pebblebrook Hotel Trust	20,310	661,294
Pennsylvania REIT	10,565	63,601
Physicians Realty Trust	28,687	518,087
Piedmont Office Realty Trust, Inc., Class A	19,387	403,637
PotlatchDeltic Corp.	10,484	405,311
Preferred Apartment Communities, Inc., Class A	6,416	100,346
PS Business Parks, Inc.	3,113	478,219
QTS Realty Trust, Inc., Class A	8,040	364,614
Retail Opportunity Investments Corp.	17,555	308,090
Rexford Industrial Realty, Inc.	14,488	548,950
RLJ Lodging Trust	27,092	498,764
RPT Realty	12,207	148,071
Ryman Hospitality Properties, Inc.	7,032	559,747
Sabra Health Care REIT, Inc.	28,029	548,247
Safehold, Inc.	1,142	28,813
Saul Centers, Inc.	1,898	101,258
Seritage Growth Properties, Class A	5,192	231,511
Spirit MTA REIT	7,066	47,625
STAG Industrial, Inc.	15,439	444,334
Summit Hotel Properties, Inc.	15,914	184,762
Sunstone Hotel Investors, Inc.	35,609	512,770
Tanger Factory Outlet Centers, Inc.	14,459	261,130
Terreno Realty Corp.	9,321	416,183
Tier REIT, Inc.	8,587	243,356
UMH Properties, Inc.	5,449	76,558
Universal Health Realty Income Trust	1,998	161,878

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Urban Edge Properties	17,263	$320,574
Urstadt Biddle Properties, Inc., Class A	4,618	101,273
Washington Prime Group, Inc.	29,945	133,255
Washington REIT	12,598	355,768
Whitestone REIT	5,896	75,646
Xenia Hotels & Resorts, Inc.	17,530	379,525

		22,299,092

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	4,338	141,853
BJ’s Wholesale Club Holdings, Inc.*	19,816	561,784
Chefs’ Warehouse, Inc. (The)*	3,372	110,197
Ingles Markets, Inc., Class A	2,218	60,884
Natural Grocers by Vitamin Cottage, Inc.*	1,545	19,127
Performance Food Group Co.*	16,014	655,773
PriceSmart, Inc.	3,403	203,534
Rite Aid Corp.* (a)	8,411	77,045
Smart & Final Stores, Inc.*	3,280	21,418
SpartanNash Co.	5,734	92,719
United Natural Foods, Inc.*	8,152	105,324
Village Super Market, Inc., Class A	1,369	40,221
Weis Markets, Inc.	1,521	63,958

		2,153,837

Food Products 1.1%
Alico, Inc.	427	11,862
B&G Foods, Inc. (a)	10,323	268,398
Calavo Growers, Inc.	2,511	240,579
Cal-Maine Foods, Inc.	4,912	201,932
Darling Ingredients, Inc.*	25,715	560,844
Dean Foods Co. (a)	14,036	23,861
Farmer Brothers Co.*	1,467	29,575
Fresh Del Monte Produce, Inc.	4,842	142,887
Freshpet, Inc.*	4,191	187,170
Hostess Brands, Inc.*	15,601	209,053
J&J Snack Foods Corp.	2,364	371,574
John B Sanfilippo & Son, Inc.	1,332	96,051
Lancaster Colony Corp.	2,970	441,669
Landec Corp.*	3,738	39,286
Limoneira Co.	2,504	57,191
Sanderson Farms, Inc.	3,069	465,352
Seneca Foods Corp., Class A*	1,014	25,097
Simply Good Foods Co. (The)*	9,488	213,101
Tootsie Roll Industries, Inc. (a)	2,583	100,298

		3,685,780

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,507	232,248
New Jersey Resources Corp.	13,487	675,429
Northwest Natural Holding Co.	4,425	295,988
ONE Gas, Inc.	8,201	725,953
RGC Resources, Inc.	1,313	36,370
South Jersey Industries, Inc.	14,456	464,327
Southwest Gas Holdings, Inc.	8,191	681,409
Spire, Inc.	7,725	650,368

		3,762,092

Health Care Equipment & Supplies 3.2%
Accuray, Inc.*	13,370	55,352

108

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
AngioDynamics, Inc.*	5,827	$119,687
Antares Pharma, Inc.*	22,454	60,401
AtriCure, Inc.*	5,870	176,217
Atrion Corp.	226	198,880
Avanos Medical, Inc.*	7,429	311,647
Axogen, Inc.*	5,433	127,567
Axonics Modulation Technologies, Inc.*	1,045	21,109
Cardiovascular Systems, Inc.*	5,265	187,118
Cerus Corp.*	21,488	131,721
CONMED Corp.	3,935	314,918
CryoLife, Inc.*	5,629	172,585
CryoPort, Inc.* (a)	4,490	63,174
Cutera, Inc.*	2,107	37,378
CytoSorbents Corp.* (a)	4,850	34,920
ElectroCore, Inc.*	1,872	11,700
Endologix, Inc.*	1,176	7,550
FONAR Corp.*	900	17,856
GenMark Diagnostics, Inc.*	8,270	59,875
Glaukos Corp.*	5,360	386,617
Globus Medical, Inc., Class A*	11,601	523,089
Haemonetics Corp.*	7,925	691,694
Helius Medical Technologies, Inc.*	2,659	6,515
Heska Corp.*	1,033	80,223
Inogen, Inc.*	2,821	246,273
Integer Holdings Corp.*	4,894	338,126
IntriCon Corp.*	1,161	27,133
Invacare Corp.	5,092	37,681
iRadimed Corp.*	520	13,005
iRhythm Technologies, Inc.*	3,797	289,749
Lantheus Holdings, Inc.*	5,839	141,070
LeMaitre Vascular, Inc.	2,604	75,204
LivaNova plc*	7,569	521,428
Meridian Bioscience, Inc.	6,466	74,424
Merit Medical Systems, Inc.*	8,378	470,676
Natus Medical, Inc.*	5,187	138,804
Neogen Corp.*	7,916	480,185
Neuronetics, Inc.*	1,958	32,640
Nevro Corp.*	4,602	283,989
Novocure Ltd.*	11,583	510,463
NuVasive, Inc.*	8,095	490,557
Nuvectra Corp.*	2,630	24,827
OraSure Technologies, Inc.*	9,195	86,985
Orthofix Medical, Inc.*	2,780	152,316
OrthoPediatrics Corp.*	1,197	48,766
Oxford Immunotec Global plc*	4,071	66,072
Pulse Biosciences, Inc.* (a)	1,714	27,458
Quidel Corp.*	5,228	334,278
Rockwell Medical, Inc.* (a)	6,875	33,069
RTI Surgical Holdings, Inc.*	9,255	50,070
SeaSpine Holdings Corp.*	2,236	32,936
Senseonics Holdings, Inc.* (a)	12,418	28,934
SI-BONE, Inc.*	1,280	21,760
Sientra, Inc.*	3,658	30,800
STAAR Surgical Co.*	6,774	220,020
Surmodics, Inc.*	2,130	92,527
Tactile Systems Technology, Inc.*	2,757	137,188
Tandem Diabetes Care, Inc.*	7,950	488,209
TransEnterix, Inc.* (a)	26,086	52,172
Utah Medical Products, Inc.	570	48,108
Vapotherm, Inc.*	717	12,139
Varex Imaging Corp.*	6,026	197,894

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
ViewRay, Inc.* (a)	10,258	$71,396
Wright Medical Group NV*	19,567	578,596

		10,805,720

Health Care Providers & Services 1.7%
AAC Holdings, Inc.* (a)	2,029	3,267
Addus HomeCare Corp.*	1,505	102,189
Amedisys, Inc.*	4,199	536,716
American Renal Associates Holdings, Inc.*	1,893	13,024
AMN Healthcare Services, Inc.*	7,293	379,673
Apollo Medical Holdings, Inc.*	388	7,508
BioScrip, Inc.*	20,716	39,775
BioTelemetry, Inc.*	5,184	282,009
Brookdale Senior Living, Inc.*	29,572	182,755
Capital Senior Living Corp.*	3,513	14,755
Community Health Systems, Inc.* (a)	13,775	47,386
CorVel Corp.*	1,446	103,823
Cross Country Healthcare, Inc.*	5,730	40,396
Diplomat Pharmacy, Inc.*	9,120	50,890
Ensign Group, Inc. (The)	7,839	403,865
Genesis Healthcare, Inc.*	8,296	10,785
Guardant Health, Inc.* (a)	2,322	152,114
HealthEquity, Inc.*	8,520	577,230
LHC Group, Inc.*	4,618	513,106
Magellan Health, Inc.*	3,546	248,220
National HealthCare Corp.	1,893	142,789
National Research Corp.	1,766	69,898
Owens & Minor, Inc.	9,346	31,870
Patterson Cos., Inc.	12,987	283,636
PetIQ, Inc.*	2,404	66,038
Providence Service Corp. (The)*	1,742	115,547
Quorum Health Corp.*	4,064	8,331
R1 RCM, Inc.*	16,334	171,017
RadNet, Inc.*	6,260	75,809
Select Medical Holdings Corp.*	17,097	245,684
Surgery Partners, Inc.*	2,705	29,295
Tenet Healthcare Corp.*	13,187	288,795
Tivity Health, Inc.*	7,421	160,442
Triple-S Management Corp., Class B*	3,405	77,362
US Physical Therapy, Inc.	1,981	230,767

		5,706,766

Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc.*	27,634	272,748
Castlight Health, Inc., Class B*	13,081	48,792
Computer Programs & Systems, Inc.	1,926	58,531
Evolent Health, Inc., Class A*	10,670	144,578
HealthStream, Inc.*	4,015	105,113
HMS Holdings Corp.*	13,073	397,811
Inovalon Holdings, Inc., Class A* (a)	10,999	148,816
Inspire Medical Systems, Inc.*	2,272	117,440
Medidata Solutions, Inc.*	8,942	807,820
NantHealth, Inc.* (a)	2,730	1,884
NextGen Healthcare, Inc.*	8,511	159,922
Omnicell, Inc.*	6,099	490,116
Simulations Plus, Inc.	1,936	43,618
Tabula Rasa HealthCare, Inc.*	2,799	149,075
Teladoc Health, Inc.* (a)	10,551	600,141

109

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Vocera Communications, Inc.*	4,799	$152,848

		3,699,253

Hotels, Restaurants & Leisure 2.8%
BBX Capital Corp.	9,397	52,059
Biglari Holdings, Inc., Class A*	20	14,740
Biglari Holdings, Inc., Class B*	154	21,457
BJ’s Restaurants, Inc.	3,275	163,455
Bloomin’ Brands, Inc.	13,135	262,569
Bluegreen Vacations Corp. (a)	1,064	16,173
Boyd Gaming Corp.	12,998	374,082
Brinker International, Inc.	5,810	248,494
Carrols Restaurant Group, Inc.*	5,369	52,670
Century Casinos, Inc.*	4,092	37,237
Cheesecake Factory, Inc. (The) (a)	6,625	328,733
Churchill Downs, Inc.	5,547	559,415
Chuy’s Holdings, Inc.*	2,634	52,390
Cracker Barrel Old Country Store, Inc. (a)	3,024	510,270
Dave & Buster’s Entertainment, Inc.	6,015	341,893
Del Frisco’s Restaurant Group, Inc.* (a)	4,797	32,140
Del Taco Restaurants, Inc.*	4,727	47,506
Denny’s Corp.*	9,470	176,331
Dine Brands Global, Inc.	2,646	234,594
Drive Shack, Inc.*	8,895	45,720
El Pollo Loco Holdings, Inc.*	3,463	44,257
Eldorado Resorts, Inc.*	10,338	510,387
Empire Resorts, Inc.*	618	8,609
Fiesta Restaurant Group, Inc.*	3,686	46,665
Golden Entertainment, Inc.* (a)	2,938	46,215
Habit Restaurants, Inc. (The), Class A*	3,537	37,704
International Speedway Corp., Class A	3,657	161,347
J Alexander’s Holdings, Inc.*	1,892	20,793
Jack in the Box, Inc.	3,963	305,547
Lindblad Expeditions Holdings, Inc.* (a)	3,376	54,725
Marriott Vacations Worldwide Corp.	6,057	639,801
Monarch Casino & Resort, Inc.*	1,801	76,885
Nathan’s Famous, Inc.	417	28,794
Noodles & Co.*	2,509	17,939
Papa John’s International, Inc. (a)	3,525	180,339
Penn National Gaming, Inc.*	17,306	375,021
Planet Fitness, Inc., Class A*	13,905	1,052,609
PlayAGS, Inc.*	3,322	80,127
Potbelly Corp.*	3,297	29,343
RCI Hospitality Holdings, Inc.	1,314	29,920
Red Lion Hotels Corp.*	2,385	18,889
Red Robin Gourmet Burgers, Inc.*	2,044	65,469
Red Rock Resorts, Inc., Class A	10,978	296,186
Ruth’s Hospitality Group, Inc.	4,437	115,273
Scientific Games Corp.*	8,777	203,012
SeaWorld Entertainment, Inc.*	8,659	230,503
Shake Shack, Inc., Class A*	3,909	239,622
Speedway Motorsports, Inc.	1,685	30,920
Texas Roadhouse, Inc.	10,675	576,557
Town Sports International Holdings, Inc.*	2,069	7,510
Wingstop, Inc.	4,575	344,360

		9,447,256

Common Stocks (continued)

	Shares	Value

Household Durables 1.6%
Bassett Furniture Industries, Inc.	1,466	$26,036
Beazer Homes USA, Inc.*	5,024	66,769
Cavco Industries, Inc.*	1,355	169,063
Century Communities, Inc.*	4,197	106,730
Ethan Allen Interiors, Inc.	3,604	79,648
Flexsteel Industries, Inc.	1,105	23,934
GoPro, Inc., Class A* (a)	17,697	104,589
Green Brick Partners, Inc.*	3,484	31,147
Hamilton Beach Brands Holding Co., Class A	937	16,960
Helen of Troy Ltd.*	3,987	574,128
Hooker Furniture Corp.	1,778	53,002
Hovnanian Enterprises, Inc., Class A*	706	10,745
Installed Building Products, Inc.*	3,290	158,019
iRobot Corp.* (a)	4,189	433,729
KB Home	13,570	351,599
La-Z-Boy, Inc.	7,385	242,228
Legacy Housing Corp.*	653	7,921
LGI Homes, Inc.* (a)	2,926	202,801
Lifetime Brands, Inc.	2,007	18,986
Lovesac Co. (The)*	913	35,968
M/I Homes, Inc.*	4,220	118,877
MDC Holdings, Inc.	7,686	234,884
Meritage Homes Corp.*	5,753	294,266
New Home Co., Inc. (The)*	1,785	8,229
Purple Innovation, Inc.*	798	4,596
Roku, Inc.*	6,735	428,279
Skyline Champion Corp.	5,229	110,384
Sonos, Inc.*	2,806	30,642
Taylor Morrison Home Corp., Class A*	17,955	347,609
TopBuild Corp.*	5,594	398,461
TRI Pointe Group, Inc.*	22,248	290,336
Tupperware Brands Corp.	7,712	183,546
Turtle Beach Corp.*	1,140	11,674
Universal Electronics, Inc.*	2,027	77,127
Vuzix Corp.* (a)	3,365	7,975
William Lyon Homes, Class A*	4,953	83,508
ZAGG, Inc.*	4,320	35,597

		5,379,992

Household Products 0.2%
Central Garden & Pet Co.*	1,850	49,913
Central Garden & Pet Co., Class A*	6,085	148,961
Oil-Dri Corp. of America	738	23,476
WD-40 Co.	2,143	360,559

		582,909

Independent Power and Renewable Electricity Producers 0.3%
Atlantic Power Corp.*	16,536	38,198
Clearway Energy, Inc., Class A	5,261	80,862
Clearway Energy, Inc., Class C	11,455	181,791
Ormat Technologies, Inc.	6,250	364,750
Pattern Energy Group, Inc., Class A	12,856	297,231
TerraForm Power, Inc., Class A	11,704	158,706

		1,121,538

Industrial Conglomerates 0.1%
Raven Industries, Inc.	5,683	221,126

110

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance 2.6%
Ambac Financial Group, Inc.*	7,264	$135,837
American Equity Investment Life Holding Co.	14,093	414,475
AMERISAFE, Inc.	2,625	155,453
Argo Group International Holdings Ltd.	5,158	402,685
Citizens, Inc.* (a)	7,546	51,011
CNO Financial Group, Inc.	25,946	429,406
Crawford & Co., Class B	1,623	14,315
Donegal Group, Inc., Class A	1,753	23,666
eHealth, Inc.*	3,394	206,152
EMC Insurance Group, Inc.	1,563	50,188
Employers Holdings, Inc.	4,631	198,763
Enstar Group Ltd.*	1,865	330,590
FBL Financial Group, Inc., Class A	1,496	93,455
FedNat Holding Co.	1,941	31,580
Genworth Financial, Inc., Class A*	79,716	302,124
Global Indemnity Ltd.	1,409	43,397
Goosehead Insurance, Inc., Class A (a)	1,634	49,788
Greenlight Capital Re Ltd., Class A*	4,578	54,844
Hallmark Financial Services, Inc.*	2,332	26,771
HCI Group, Inc.	1,133	48,288
Health Insurance Innovations, Inc., Class A* (a)	2,018	47,060
Heritage Insurance Holdings, Inc.	3,105	42,352
Horace Mann Educators Corp.	6,140	236,881
Independence Holding Co.	819	31,351
Investors Title Co.	243	41,048
James River Group Holdings Ltd.	4,008	169,218
Kemper Corp.	8,033	722,006
Kingstone Cos., Inc.	1,692	19,644
Kinsale Capital Group, Inc.	2,920	211,992
Maiden Holdings Ltd.	10,024	6,551
MBIA, Inc.*	14,205	137,362
National General Holdings Corp.	10,322	254,437
National Western Life Group, Inc., Class A	343	91,485
Navigators Group, Inc. (The)	3,261	228,074
NI Holdings, Inc.*	1,466	23,500
Primerica, Inc.	6,670	869,034
ProAssurance Corp.	8,353	313,488
Protective Insurance Corp., Class B	1,359	22,084
RLI Corp.	6,173	502,050
Safety Insurance Group, Inc.	2,310	214,645
Selective Insurance Group, Inc.	8,721	621,895
State Auto Financial Corp.	2,727	91,709
Stewart Information Services Corp.	3,614	153,631
Third Point Reinsurance Ltd.*	11,753	136,452
Tiptree, Inc.	4,554	25,958
Trupanion, Inc.* (a)	4,040	132,512
United Fire Group, Inc.	3,293	143,608
United Insurance Holdings Corp.	3,384	51,843
Universal Insurance Holdings, Inc.	5,033	149,933

		8,754,591

Interactive Media & Services 0.5%
Care.com, Inc.*	3,331	55,794
Cargurus, Inc.*	7,893	321,561
Cars.com, Inc.*	10,895	226,725
Liberty TripAdvisor Holdings, Inc., Class A*	11,440	168,625

Common Stocks (continued)

	Shares	Value

Interactive Media & Services (continued)
Meet Group, Inc. (The)*	11,212	$62,339
QuinStreet, Inc.*	6,773	96,651
Travelzoo*	703	12,352
TrueCar, Inc.*	14,699	94,661
Yelp, Inc.*	12,768	511,486

		1,550,194

Internet & Direct Marketing Retail 0.9%
1-800-Flowers.com, Inc., Class A*	4,208	89,588
Duluth Holdings, Inc., Class B*	1,323	21,062
Etsy, Inc.*	18,661	1,260,364
Gaia, Inc.* (a)	1,589	16,812
Groupon, Inc.*	70,635	248,635
Lands’ End, Inc.*	1,520	26,615
Leaf Group Ltd.*	2,164	18,156
Liberty Expedia Holdings, Inc., Class A*	8,549	396,845
Liquidity Services, Inc.*	3,667	24,899
Overstock.com, Inc.* (a)	3,469	45,721
PetMed Express, Inc. (a)	3,055	66,752
Quotient Technology, Inc.*	12,182	113,171
Remark Holdings, Inc.* (a)	3,933	4,956
Shutterfly, Inc.*	5,326	233,439
Shutterstock, Inc.	2,883	116,617
Stamps.com, Inc.*	2,768	237,494

		2,921,126

IT Services 2.1%
Brightcove, Inc.*	5,224	52,397
CACI International, Inc., Class A*	3,850	750,519
Carbonite, Inc.*	4,951	121,448
Cardtronics plc, Class A*	6,272	224,287
Cass Information Systems, Inc.	2,226	109,809
CSG Systems International, Inc.	5,033	224,723
Endurance International Group Holdings, Inc.*	10,806	59,757
Everi Holdings, Inc.*	10,089	103,816
EVERTEC, Inc.	9,596	300,451
Evo Payments, Inc., Class A*	3,860	114,681
Exela Technologies, Inc.*	6,723	22,119
ExlService Holdings, Inc.*	5,043	299,554
GTT Communications, Inc.* (a)	6,633	278,254
Hackett Group, Inc. (The)	3,719	57,087
I3 Verticals, Inc., Class A*	1,446	34,906
Information Services Group, Inc.*	5,766	20,527
Internap Corp.* (a)	4,096	16,138
Limelight Networks, Inc.*	17,000	50,490
LiveRamp Holdings, Inc.*	10,545	615,090
ManTech International Corp., Class A	4,143	256,825
MAXIMUS, Inc.	10,011	737,310
MoneyGram International, Inc.*	4,169	13,799
NIC, Inc.	10,247	176,863
Perficient, Inc.*	5,082	149,614
Perspecta, Inc.	21,934	506,237
PFSweb, Inc.*	2,170	10,025
Presidio, Inc.	6,405	96,203
PRGX Global, Inc.*	2,933	23,523
Science Applications International Corp.	7,952	596,002
ServiceSource International, Inc.*	11,019	11,680
Sykes Enterprises, Inc.*	6,283	174,353
Travelport Worldwide Ltd.	19,759	309,821

111

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
TTEC Holdings, Inc.	2,269	$82,728
Tucows, Inc., Class A*	1,501	132,373
Unisys Corp.* (a)	7,702	86,339
Virtusa Corp.*	4,481	248,920

		7,068,668

Leisure Products 0.3%
Acushnet Holdings Corp.	5,550	139,915
American Outdoor Brands Corp.*	8,453	83,262
Callaway Golf Co.	14,889	261,451
Clarus Corp.	2,966	39,804
Escalade, Inc.	1,486	17,891
Johnson Outdoors, Inc., Class A	767	58,806
Malibu Boats, Inc., Class A*	3,261	135,723
Marine Products Corp.	1,422	21,572
MasterCraft Boat Holdings, Inc.*	2,895	71,622
Nautilus, Inc.*	4,336	23,198
Sturm Ruger & Co., Inc.	2,590	145,014
Vista Outdoor, Inc.*	8,701	75,090
YETI Holdings, Inc.* (a)	2,574	91,840

		1,165,188

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	4,024	78,468
Cambrex Corp.*	5,326	229,124
ChromaDex Corp.* (a)	5,510	24,519
Codexis, Inc.*	8,093	159,432
Enzo Biochem, Inc.*	7,559	26,230
Fluidigm Corp.*	4,990	68,563
Harvard Bioscience, Inc.*	5,816	22,508
Luminex Corp.	6,574	149,953
Medpace Holdings, Inc.*	3,427	192,495
NanoString Technologies, Inc.*	3,993	103,698
NeoGenomics, Inc.*	12,637	263,229
Pacific Biosciences of California, Inc.*	21,806	161,146
Quanterix Corp.*	1,186	26,946
Syneos Health, Inc.*	9,764	458,225

		1,964,536

Machinery 3.8%
Actuant Corp., Class A	9,141	233,827
Alamo Group, Inc.	1,484	153,802
Albany International Corp., Class A	4,518	334,196
Altra Industrial Motion Corp.	9,404	352,556
Astec Industries, Inc.	3,501	118,019
Barnes Group, Inc.	7,541	419,430
Blue Bird Corp.*	2,580	44,660
Briggs & Stratton Corp.	6,359	77,580
Chart Industries, Inc.*	4,847	427,845
CIRCOR International, Inc.*	2,611	88,043
Columbus McKinnon Corp.	3,555	139,925
Commercial Vehicle Group, Inc.*	4,483	39,988
Douglas Dynamics, Inc.	3,572	134,879
Eastern Co. (The)	819	23,473
Energy Recovery, Inc.*	5,197	50,567
EnPro Industries, Inc.	3,186	236,784
ESCO Technologies, Inc.	4,019	301,425
Evoqua Water Technologies Corp.*	12,050	164,121
Federal Signal Corp.	9,412	270,783
Franklin Electric Co., Inc.	7,332	358,242

Common Stocks (continued)

	Shares	Value

Machinery (continued)
FreightCar America, Inc.*	1,749	$12,103
Gencor Industries, Inc.*	1,200	14,484
Global Brass & Copper Holdings, Inc.	3,507	152,169
Gorman-Rupp Co. (The)	2,734	91,042
Graham Corp.	1,375	28,462
Greenbrier Cos., Inc. (The)	5,031	178,751
Harsco Corp.*	12,627	285,875
Hillenbrand, Inc.	9,885	425,253
Hurco Cos., Inc.	889	34,964
Hyster-Yale Materials Handling, Inc.	1,624	108,191
John Bean Technologies Corp.	4,935	541,814
Kadant, Inc.	1,744	171,069
Kennametal, Inc.	12,419	505,453
LB Foster Co., Class A*	1,458	31,332
Lindsay Corp.	1,654	140,590
Lydall, Inc.*	2,613	64,306
Manitex International, Inc.*	2,043	15,609
Manitowoc Co., Inc. (The)*	5,429	96,962
Meritor, Inc.*	12,431	301,576
Milacron Holdings Corp.*	11,104	162,229
Miller Industries, Inc.	1,809	59,842
Mueller Industries, Inc.	8,902	259,671
Mueller Water Products, Inc., Class A	24,525	263,153
Navistar International Corp.*	7,793	266,053
NN, Inc.	6,383	57,702
Omega Flex, Inc.	429	36,319
Park-Ohio Holdings Corp.	1,488	54,505
Proto Labs, Inc.*	4,275	469,352
RBC Bearings, Inc.*	3,770	518,563
REV Group, Inc. (a)	4,382	55,608
Rexnord Corp.*	16,497	471,814
Spartan Motors, Inc.	5,367	49,913
SPX Corp.*	6,836	249,514
SPX FLOW, Inc.*	6,640	238,642
Standex International Corp.	2,008	132,669
Sun Hydraulics Corp.	4,473	234,117
Tennant Co.	2,844	188,785
Titan International, Inc.	8,054	55,814
TriMas Corp.*	7,238	223,871
Twin Disc, Inc.*	1,635	30,967
Wabash National Corp.	8,769	132,237
Watts Water Technologies, Inc., Class A	4,376	374,542
Woodward, Inc.	8,389	913,562

		12,669,594

Marine 0.1%
Costamare, Inc.	7,212	43,561
Eagle Bulk Shipping, Inc.*	6,732	36,689
Genco Shipping & Trading Ltd.* (a)	1,302	13,150
Matson, Inc.	6,687	264,872
Safe Bulkers, Inc.*	7,061	12,639
Scorpio Bulkers, Inc.	8,407	45,230

		416,141

Media 1.6%
Beasley Broadcast Group, Inc., Class A	2,148	7,883
Boston Omaha Corp., Class A*	725	17,074
Cardlytics, Inc.*	856	13,354
Central European Media Enterprises Ltd., Class A*	13,696	54,236

112

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc., Class A*	5,329	$26,059
Daily Journal Corp.*	169	37,687
Emerald Expositions Events, Inc.	4,013	56,383
Entercom Communications Corp., Class A	20,494	140,999
Entravision Communications Corp., Class A	9,482	27,213
EW Scripps Co. (The), Class A	7,095	161,695
Fluent, Inc.*	5,411	38,039
Gannett Co., Inc.	17,882	166,839
Gray Television, Inc.*	12,344	289,220
Hemisphere Media Group, Inc.*	2,629	38,410
Liberty Latin America Ltd., Class A*	6,987	146,238
Liberty Latin America Ltd., Class C*	17,807	371,098
Loral Space & Communications, Inc.*	2,021	74,413
MDC Partners, Inc., Class A*	8,152	17,119
Meredith Corp. (a)	6,132	361,788
MSG Networks, Inc., Class A*	9,194	211,738
National CineMedia, Inc.	11,863	82,804
New Media Investment Group, Inc.	9,555	102,143
New York Times Co. (The), Class A	20,649	684,514
Nexstar Media Group, Inc., Class A	6,974	816,307
Saga Communications, Inc., Class A	531	17,034
Scholastic Corp.	4,500	179,460
Sinclair Broadcast Group, Inc., Class A	10,495	480,566
TechTarget, Inc.*	3,102	51,772
TEGNA, Inc.	33,985	541,041
Tribune Publishing Co.*	2,505	26,954
WideOpenWest, Inc.*	4,409	35,228

		5,275,308

Metals & Mining 1.1%
AK Steel Holding Corp.* (a)	50,249	121,602
Allegheny Technologies, Inc.*	19,352	482,252
Carpenter Technology Corp.	7,388	366,962
Century Aluminum Co.*	7,757	65,236
Cleveland-Cliffs, Inc. (a)	45,450	454,045
Coeur Mining, Inc.*	29,516	106,553
Commercial Metals Co.	18,069	312,413
Compass Minerals International, Inc.	5,369	308,127
Gold Resource Corp.	7,512	27,494
Haynes International, Inc.	1,966	63,521
Hecla Mining Co.	72,239	151,702
Kaiser Aluminum Corp.	2,557	251,609
Materion Corp.	3,196	185,464
Olympic Steel, Inc.	1,320	21,410
Ramaco Resources, Inc.*	1,165	7,829
Ryerson Holding Corp.*	2,201	19,039
Schnitzer Steel Industries, Inc., Class A	4,060	96,303
SunCoke Energy, Inc.*	9,957	85,730
Synalloy Corp.	1,165	20,562
TimkenSteel Corp.*	6,248	63,355
Universal Stainless & Alloy Products, Inc.*	1,384	19,916
Warrior Met Coal, Inc.	6,696	207,576
Worthington Industries, Inc.	6,291	252,458

		3,691,158

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) 1.1%
AG Mortgage Investment Trust, Inc.	4,570	$78,193
Anworth Mortgage Asset Corp.	15,343	64,287
Apollo Commercial Real Estate Finance, Inc.	19,169	359,227
Arbor Realty Trust, Inc.	10,897	148,853
Ares Commercial Real Estate Corp.	4,494	68,309
Arlington Asset Investment Corp., Class A	4,516	35,451
ARMOUR Residential REIT, Inc.	8,315	158,650
Blackstone Mortgage Trust, Inc., Class A	17,615	626,918
Capstead Mortgage Corp.	13,188	113,285
Cherry Hill Mortgage Investment Corp.	2,564	44,255
Colony Credit Real Estate, Inc.	13,271	206,231
Dynex Capital, Inc.	10,618	64,770
Exantas Capital Corp.	5,070	55,517
Granite Point Mortgage Trust, Inc.	7,333	141,014
Great Ajax Corp.	2,329	33,351
Invesco Mortgage Capital, Inc.	19,878	324,409
KKR Real Estate Finance Trust, Inc.	3,536	71,321
Ladder Capital Corp.	14,501	252,317
New York Mortgage Trust, Inc.	26,034	164,014
Orchid Island Capital, Inc.	7,986	52,468
PennyMac Mortgage Investment Trust	9,430	198,030
Ready Capital Corp.	2,559	38,666
Redwood Trust, Inc.	14,435	236,157
TPG RE Finance Trust, Inc.	5,538	109,154
Western Asset Mortgage Capital Corp.	7,616	80,120

		3,724,967

Multiline Retail 0.3%
Big Lots, Inc.	6,283	233,476
Dillard’s, Inc., Class A	1,700	116,365
JC Penney Co., Inc.* (a)	48,964	67,081
Ollie’s Bargain Outlet Holdings, Inc.*	7,825	748,383

		1,165,305

Multi-Utilities 0.5%
Avista Corp.	10,171	438,777
Black Hills Corp.	8,406	611,621
NorthWestern Corp.	7,898	551,675
Unitil Corp.	2,252	128,161

		1,730,234

Oil, Gas & Consumable Fuels 2.2%
Abraxas Petroleum Corp.*	25,282	34,889
Adams Resources & Energy, Inc.	366	13,231
Alta Mesa Resources, Inc., Class A*	15,125	3,327
Approach Resources, Inc.*	6,211	2,123
Arch Coal, Inc., Class A	2,763	267,956
Ardmore Shipping Corp.*	4,855	33,888
Berry Petroleum Corp.	8,602	97,719
Bonanza Creek Energy, Inc.*	2,943	70,838
California Resources Corp.*	7,239	152,598
Callon Petroleum Co.*	36,253	272,260
Carrizo Oil & Gas, Inc.*	13,639	174,852
Clean Energy Fuels Corp.*	21,929	68,857
CONSOL Energy, Inc.*	4,245	143,905
CVR Energy, Inc.	2,878	131,266
Delek US Holdings, Inc.	12,842	475,925
Denbury Resources, Inc.*	72,534	161,751

113

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc.	13,634	$72,669
Dorian LPG Ltd.*	4,061	32,569
Earthstone Energy, Inc., Class A*	3,185	21,340
Energy Fuels, Inc.*	13,456	40,368
EP Energy Corp., Class A*	6,608	1,879
Evolution Petroleum Corp.	3,703	26,032
Frontline Ltd.*	12,299	100,729
GasLog Ltd.	6,247	97,641
Golar LNG Ltd.	14,988	292,866
Goodrich Petroleum Corp.*	1,170	16,017
Green Plains, Inc.	6,058	105,227
Gulfport Energy Corp.*	27,693	181,389
Halcon Resources Corp.*	20,515	26,670
Hallador Energy Co.	2,665	13,751
HighPoint Resources Corp.*	16,891	46,281
International Seaways, Inc.*	3,427	61,069
Isramco, Inc.*	112	12,986
Jagged Peak Energy, Inc.* (a)	10,406	109,991
Laredo Petroleum, Inc.*	23,898	72,172
Lilis Energy, Inc.*	6,183	7,914
Matador Resources Co.*	16,351	321,951
Midstates Petroleum Co., Inc.*	2,144	27,379
Montage Resources Corp.*	946	10,520
NACCO Industries, Inc., Class A	595	24,330
NextDecade Corp.*	1,089	6,044
Nordic American Tankers Ltd.	20,755	44,416
Northern Oil and Gas, Inc.*	31,088	82,383
Oasis Petroleum, Inc.*	41,959	255,950
Overseas Shipholding Group, Inc., Class A*	8,148	14,829
Panhandle Oil and Gas, Inc., Class A	2,296	34,440
Par Pacific Holdings, Inc.*	5,017	98,032
PDC Energy, Inc.*	10,381	451,470
Peabody Energy Corp.	12,359	355,568
Penn Virginia Corp.*	1,898	85,220
Petrocorp, Inc.*^¥	1,500	0
Renewable Energy Group, Inc.*	5,700	137,484
REX American Resources Corp.*	848	71,664
Ring Energy, Inc.*	8,772	45,439
SandRidge Energy, Inc.*	4,462	37,302
Scorpio Tankers, Inc.	6,993	180,280
SemGroup Corp., Class A	12,327	160,991
Ship Finance International Ltd. (a)	12,467	159,079
SilverBow Resources, Inc.*	1,026	18,612
Southwestern Energy Co.*	93,092	367,713
SRC Energy, Inc.*	37,453	230,336
Talos Energy, Inc.*	3,324	98,723
Teekay Corp. (a)	10,798	44,920
Teekay Tankers Ltd., Class A*	29,114	31,734
Tellurian, Inc.* (a)	13,652	129,694
Ultra Petroleum Corp.*	22,992	9,666
Uranium Energy Corp.* (a)	28,984	40,867
W&T Offshore, Inc.*	14,618	93,263
World Fuel Services Corp.	10,548	325,406
Zion Oil & Gas, Inc.*	7,528	4,203

		7,444,853

Paper & Forest Products 0.4%
Boise Cascade Co.	6,167	170,764
Clearwater Paper Corp.*	2,547	51,373
Louisiana-Pacific Corp.	22,298	558,565

Common Stocks (continued)

	Shares	Value

Paper & Forest Products (continued)
Neenah, Inc.	2,670	$181,159
PH Glatfelter Co.	6,634	104,684
Schweitzer-Mauduit International, Inc.	4,908	174,578
Verso Corp., Class A*	5,502	122,805

		1,363,928

Personal Products 0.3%
Edgewell Personal Care Co.*	8,358	344,600
elf Beauty, Inc.*	3,303	42,245
Inter Parfums, Inc.	2,750	199,348
Medifast, Inc.	1,841	270,056
Natural Health Trends Corp.	1,116	12,901
Nature’s Sunshine Products, Inc.*	1,431	12,879
Revlon, Inc., Class A* (a)	1,171	25,001
USANA Health Sciences, Inc.*	1,998	166,753

		1,073,783

Pharmaceuticals 1.8%
Aclaris Therapeutics, Inc.*	5,399	34,014
Aerie Pharmaceuticals, Inc.*	5,497	209,711
Akorn, Inc.*	14,239	38,445
Amneal Pharmaceuticals, Inc.*	13,714	176,499
Amphastar Pharmaceuticals, Inc.*	5,641	121,789
Ampio Pharmaceuticals, Inc.*	11,330	6,456
ANI Pharmaceuticals, Inc.*	1,276	90,570
Aquestive Therapeutics, Inc.*	1,750	9,993
Aratana Therapeutics, Inc.*	7,268	34,160
Arvinas, Inc.*	1,205	25,148
Assertio Therapeutics, Inc.*	9,241	38,535
Clearside Biomedical, Inc.* (a)	4,026	4,992
Collegium Pharmaceutical, Inc.*	4,643	64,677
Corcept Therapeutics, Inc.* (a)	15,447	191,234
Cymabay Therapeutics, Inc.*	9,614	123,155
Dermira, Inc.*	5,591	62,004
Dova Pharmaceuticals, Inc.* (a)	1,702	15,658
Durect Corp.*	22,487	12,402
Eloxx Pharmaceuticals, Inc.*	3,653	43,617
Endo International plc*	35,281	264,608
Evolus, Inc.* (a)	1,527	37,228
Horizon Pharma plc*	28,045	715,989
Innovate Biopharmaceuticals, Inc.* (a)	2,656	4,276
Innoviva, Inc.*	10,999	154,316
Intersect ENT, Inc.*	4,760	154,652
Intra-Cellular Therapies, Inc.*	6,848	90,188
Kala Pharmaceuticals, Inc.*	2,866	22,240
Lannett Co., Inc.* (a)	4,559	35,059
Liquidia Technologies, Inc.*	1,089	10,356
Mallinckrodt plc*	12,828	198,321
Marinus Pharmaceuticals, Inc.* (a)	7,382	36,467
Medicines Co. (The)* (a)	10,811	345,411
Melinta Therapeutics, Inc.*	1,030	4,511
Menlo Therapeutics, Inc.*	1,826	13,147
MyoKardia, Inc.*	5,283	253,478
Neos Therapeutics, Inc.* (a)	7,846	18,909
Ocular Therapeutix, Inc.*	5,012	18,795
Odonate Therapeutics, Inc.* (a)	1,049	20,623
Omeros Corp.* (a)	7,506	141,413
Optinose, Inc.* (a)	3,076	30,637
Osmotica Pharmaceuticals plc*	1,435	5,769
Pacira BioSciences, Inc.*	6,307	251,145

114

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Paratek Pharmaceuticals, Inc.*	4,557	$25,109
Phibro Animal Health Corp., Class A	3,284	113,988
Prestige Consumer Healthcare, Inc.*	8,277	243,509
Reata Pharmaceuticals, Inc., Class A*	2,952	231,614
resTORbio, Inc.*	1,428	11,495
Revance Therapeutics, Inc.*	6,099	80,751
scPharmaceuticals, Inc.*	819	2,662
Sienna Biopharmaceuticals, Inc.*	2,472	4,598
SIGA Technologies, Inc.*	8,271	43,340
Supernus Pharmaceuticals, Inc.*	7,735	284,107
Teligent, Inc.* (a)	5,888	5,770
Tetraphase Pharmaceuticals, Inc.*	7,058	7,481
TherapeuticsMD, Inc.* (a)	29,335	126,141
Theravance Biopharma, Inc.* (a)	6,892	164,374
Tricida, Inc.*	2,808	96,202
Verrica Pharmaceuticals, Inc.*	1,636	16,360
WaVe Life Sciences Ltd.* (a)	3,162	83,888
Xeris Pharmaceuticals, Inc.*	3,220	32,844
Zogenix, Inc.*	6,535	254,800
Zomedica Pharmaceuticals Corp.*	4,130	1,737

		5,961,367

Professional Services 1.5%
Acacia Research Corp.*	7,127	22,664
ASGN, Inc.*	8,006	504,698
Barrett Business Services, Inc.	1,132	82,477
BG Staffing, Inc.	1,421	33,209
CBIZ, Inc.*	8,158	157,531
CRA International, Inc.	1,267	65,985
Exponent, Inc.	8,117	459,584
Forrester Research, Inc.	1,607	81,732
Franklin Covey Co.*	1,656	47,213
FTI Consulting, Inc.*	5,971	507,416
GP Strategies Corp.*	1,808	23,016
Heidrick & Struggles International, Inc.	2,851	102,009
Huron Consulting Group, Inc.*	3,510	169,638
ICF International, Inc.	2,845	221,540
InnerWorkings, Inc.*	6,628	22,403
Insperity, Inc.	5,993	716,523
Kelly Services, Inc., Class A	4,778	106,358
Kforce, Inc.	3,699	133,238
Korn Ferry	8,734	410,673
Mistras Group, Inc.*	2,496	34,220
Navigant Consulting, Inc.	6,633	151,431
Resources Connection, Inc.	4,626	74,294
TriNet Group, Inc.*	6,847	426,842
TrueBlue, Inc.*	6,344	153,271
Upwork, Inc.*	1,891	37,801
WageWorks, Inc.*	6,309	307,816
Willdan Group, Inc.*	1,551	61,311

		5,114,893

Real Estate Management & Development 0.6%
Altisource Portfolio Solutions SA*	1,549	36,665
American Realty Investors, Inc.*	418	5,731
Consolidated-Tomoka Land Co.	568	35,216
Cushman & Wakefield plc*	10,008	196,557
Forestar Group, Inc.*	1,510	29,098
FRP Holdings, Inc.*	1,057	53,579
Griffin Industrial Realty, Inc.	160	5,842

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development (continued)
HFF, Inc., Class A	5,910	$281,257
Kennedy-Wilson Holdings, Inc.	19,471	419,405
Marcus & Millichap, Inc.*	3,017	130,033
Maui Land & Pineapple Co., Inc.*	1,093	13,083
Newmark Group, Inc., Class A	23,627	201,302
RE/MAX Holdings, Inc., Class A	2,739	118,681
Redfin Corp.* (a)	12,483	258,148
RMR Group, Inc. (The), Class A	1,094	63,277
St Joe Co. (The)* (a)	5,309	90,465
Stratus Properties, Inc.*	866	23,191
Tejon Ranch Co.*	3,103	53,527
Transcontinental Realty Investors, Inc.*	289	9,393
Trinity Place Holdings, Inc.*	2,101	8,236

		2,032,686

Road & Rail 0.5%
ArcBest Corp.	4,090	124,990
Avis Budget Group, Inc.*	10,168	361,472
Covenant Transportation Group, Inc., Class A*	1,952	38,123
Daseke, Inc.*	5,855	30,212
Heartland Express, Inc.	7,377	145,179
Hertz Global Holdings, Inc.*	8,736	158,821
Marten Transport Ltd.	6,015	118,977
PAM Transportation Services, Inc.*	325	16,257
Saia, Inc.*	4,039	260,071
Universal Logistics Holdings, Inc.	1,227	29,963
US Xpress Enterprises, Inc., Class A*	3,523	23,745
USA Truck, Inc.*	1,143	16,276
Werner Enterprises, Inc.	7,405	248,068
YRC Worldwide, Inc.*	5,663	38,565

		1,610,719

Semiconductors & Semiconductor Equipment 2.7%
ACM Research, Inc., Class A*	1,159	19,970
Adesto Technologies Corp.*	4,292	27,340
Advanced Energy Industries, Inc.*	6,057	349,852
Alpha & Omega Semiconductor Ltd.*	2,868	35,563
Ambarella, Inc.*	4,769	239,022
Amkor Technology, Inc.*	16,388	148,475
Aquantia Corp.*	3,037	28,882
Axcelis Technologies, Inc.*	5,023	106,940
AXT, Inc.*	5,277	30,079
Brooks Automation, Inc.	10,900	408,859
Cabot Microelectronics Corp.	4,458	562,822
CEVA, Inc.*	3,425	86,276
Cirrus Logic, Inc.*	9,144	435,072
Cohu, Inc.	6,362	94,348
Cree, Inc.*	16,058	1,061,273
Diodes, Inc.*	6,292	229,155
Entegris, Inc.	22,275	910,157
FormFactor, Inc.*	11,679	221,317
Ichor Holdings Ltd.* (a)	3,465	87,249
Impinj, Inc.*	2,381	69,692
Inphi Corp.*	6,829	311,812
Kopin Corp.*	8,807	11,009
Lattice Semiconductor Corp.*	18,559	240,339
MACOM Technology Solutions Holdings, Inc.*	7,288	101,230
MaxLinear, Inc.*	9,980	268,562

115

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Nanometrics, Inc.*	3,670	$109,329
NeoPhotonics Corp.*	5,474	37,387
NVE Corp.	756	72,432
PDF Solutions, Inc.*	3,997	51,881
Photronics, Inc.*	10,290	96,109
Power Integrations, Inc.	4,502	355,748
Rambus, Inc.*	16,901	193,685
Rudolph Technologies, Inc.*	4,808	116,306
Semtech Corp.*	10,252	552,275
Silicon Laboratories, Inc.*	6,639	714,755
SMART Global Holdings, Inc.*	2,031	44,154
SunPower Corp.* (a)	9,565	69,059
Synaptics, Inc.*	5,464	205,829
Ultra Clean Holdings, Inc.*	6,149	73,604
Veeco Instruments, Inc.*	7,629	92,921
Xperi Corp.	7,447	185,058

		9,055,827

Software 5.8%
8x8, Inc.*	14,530	347,558
A10 Networks, Inc.*	8,547	55,214
ACI Worldwide, Inc.*	18,022	640,141
Agilysys, Inc.*	2,472	47,289
Alarm.com Holdings, Inc.*	4,900	347,312
Altair Engineering, Inc., Class A*	3,994	157,523
Alteryx, Inc., Class A*	4,605	408,187
Amber Road, Inc.*	3,534	31,947
American Software, Inc., Class A	4,338	56,177
Anaplan, Inc.*	2,765	108,858
Appfolio, Inc., Class A*	2,419	234,909
Asure Software, Inc.*	1,422	9,897
Avalara, Inc.*	4,309	253,671
Avaya Holdings Corp.*	16,501	314,839
Benefitfocus, Inc.*	4,437	180,719
Blackbaud, Inc.	7,520	596,261
Blackline, Inc.*	5,800	296,264
Bottomline Technologies DE, Inc.*	6,678	337,706
Box, Inc., Class A*	19,854	409,389
Carbon Black, Inc.*	5,881	80,805
ChannelAdvisor Corp.*	4,172	49,021
Cision Ltd.*	10,742	129,549
Cloudera, Inc.*	31,639	352,142
CommVault Systems, Inc.*	6,286	330,644
Cornerstone OnDemand, Inc.*	8,579	468,842
Coupa Software, Inc.*	8,647	893,494
Digimarc Corp.* (a)	1,686	50,226
Domo, Inc., Class B*	2,597	99,491
Ebix, Inc. (a)	3,802	191,925
eGain Corp.*	2,526	25,235
Envestnet, Inc.*	7,036	499,486
Everbridge, Inc.*	4,394	324,673
Five9, Inc.*	9,019	478,638
ForeScout Technologies, Inc.*	4,780	200,951
HubSpot, Inc.*	5,712	1,053,807
Instructure, Inc.*	5,009	215,788
j2 Global, Inc.	7,343	643,394
LivePerson, Inc.*	9,096	266,786
Majesco*	1,277	9,961
MicroStrategy, Inc., Class A*	1,277	191,167
Mitek Systems, Inc.*	5,243	62,392

Common Stocks (continued)

	Shares	Value

Software (continued)
MobileIron, Inc.*	12,107	$71,795
Model N, Inc.*	4,165	77,219
Monotype Imaging Holdings, Inc.	6,396	110,267
New Relic, Inc.*	7,088	745,941
OneSpan, Inc.*	4,922	91,254
Park City Group, Inc.*	1,855	14,339
Paylocity Holding Corp.*	4,543	438,627
Progress Software Corp.	7,098	323,740
PROS Holdings, Inc.*	4,954	253,843
Q2 Holdings, Inc.*	5,888	444,073
QAD, Inc., Class A	1,582	74,148
Qualys, Inc.*	5,344	482,349
Rapid7, Inc.*	5,803	315,335
Rimini Street, Inc.*	1,242	6,309
SailPoint Technologies Holding, Inc.*	10,968	309,956
SecureWorks Corp., Class A*	1,447	28,101
ShotSpotter, Inc.* (a)	1,171	61,712
SPS Commerce, Inc.*	2,709	281,032
SVMK, Inc.*	2,634	47,149
Telaria, Inc.*	6,242	45,005
Telenav, Inc.*	5,452	33,966
Tenable Holdings, Inc.*	4,574	164,207
TiVo Corp.	19,158	179,510
Trade Desk, Inc. (The), Class A*	5,203	1,152,360
Upland Software, Inc.*	2,453	114,040
Varonis Systems, Inc.*	4,449	316,546
Verint Systems, Inc.*	10,137	612,173
Veritone, Inc.* (a)	1,031	6,382
VirnetX Holding Corp.* (a)	8,793	56,099
Workiva, Inc.*	4,482	238,173
Yext, Inc.*	13,497	295,719
Zix Corp.*	8,485	69,153
Zscaler, Inc.*	9,569	653,658

		19,566,458

Specialty Retail 2.9%
Aaron’s, Inc.	10,893	606,631
Abercrombie & Fitch Co., Class A	10,306	308,046
American Eagle Outfitters, Inc.	25,395	603,893
America’s Car-Mart, Inc.*	841	83,301
Asbury Automotive Group, Inc.*	3,068	245,992
Ascena Retail Group, Inc.* (a)	26,630	31,690
At Home Group, Inc.*	6,946	163,162
Barnes & Noble Education, Inc.*	6,546	28,148
Barnes & Noble, Inc.	9,573	48,152
Bed Bath & Beyond, Inc. (a)	20,605	344,310
Big 5 Sporting Goods Corp. (a)	2,857	7,514
Boot Barn Holdings, Inc.*	4,506	129,728
Buckle, Inc. (The) (a)	4,421	81,700
Caleres, Inc.	6,672	175,007
Camping World Holdings, Inc., Class A (a)	5,008	74,719
Carvana Co.* (a)	5,085	363,883
Cato Corp. (The), Class A	3,210	48,664
Chico’s FAS, Inc.	19,500	68,250
Children’s Place, Inc. (The) (a)	2,440	275,281
Citi Trends, Inc.	1,915	35,447
Conn’s, Inc.*	3,035	78,515
Container Store Group, Inc. (The)* (a)	2,591	22,386
Designer Brands, Inc.	10,850	241,413

116

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Express, Inc.*	11,211	$41,256
Five Below, Inc.*	8,504	1,244,901
Francesca’s Holdings Corp.*	5,296	3,663
GameStop Corp., Class A (a)	15,929	137,786
Genesco, Inc.*	3,147	141,017
GNC Holdings, Inc., Class A*	11,765	26,118
Group 1 Automotive, Inc.	2,929	229,370
Guess?, Inc.	9,125	185,876
Haverty Furniture Cos., Inc.	2,759	65,719
Hibbett Sports, Inc.*	2,900	60,030
Hudson Ltd., Class A*	6,091	93,436
J. Jill, Inc.	2,280	12,791
Kirkland’s, Inc.*	2,606	15,323
Lithia Motors, Inc., Class A	3,515	399,023
Lumber Liquidators Holdings, Inc.* (a)	4,427	58,525
MarineMax, Inc.*	3,519	60,844
Monro, Inc.	5,018	420,659
Murphy USA, Inc.*	4,754	406,324
National Vision Holdings, Inc.*	9,956	268,812
Office Depot, Inc.	84,704	203,290
Party City Holdco, Inc.*	9,046	60,608
Pier 1 Imports, Inc.*	11,447	10,381
Rent-A-Center, Inc.*	6,824	170,122
RH* (a)	2,965	316,395
RTW RetailWinds, Inc.*	4,112	9,540
Sally Beauty Holdings, Inc.*	18,994	336,194
Shoe Carnival, Inc.	1,652	58,910
Signet Jewelers Ltd.	8,213	190,377
Sleep Number Corp.*	5,178	180,194
Sonic Automotive, Inc., Class A	3,614	73,111
Sportsman’s Warehouse Holdings, Inc.*	5,196	23,174
Tailored Brands, Inc.	7,566	61,663
Tile Shop Holdings, Inc.	6,609	32,120
Tilly’s, Inc., Class A	3,099	36,444
Winmark Corp.	411	75,850
Zumiez, Inc.*	2,879	76,668

		9,852,346

Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.* (a)	17,193	182,934
Avid Technology, Inc.*	4,677	35,545
Cray, Inc.*	6,469	169,876
Diebold Nixdorf, Inc.*	12,258	123,683
Eastman Kodak Co.* (a)	2,342	5,761
Electronics For Imaging, Inc.*	6,948	258,396
Immersion Corp.*	4,315	40,777
Stratasys Ltd.*	7,803	181,420
USA Technologies, Inc.* (a)	8,844	50,145

		1,048,537

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc.*	10,297	286,771
Culp, Inc.	1,592	32,668
Deckers Outdoor Corp.*	4,596	727,133
Fossil Group, Inc.* (a)	7,342	95,960
G-III Apparel Group Ltd.*	6,841	295,189
Movado Group, Inc.	2,407	85,810
Oxford Industries, Inc.	2,663	221,189
Rocky Brands, Inc.	994	25,357
Steven Madden Ltd.	13,736	499,304

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Superior Group of Cos., Inc.	1,226	$20,523
Unifi, Inc.*	2,431	49,106
Vera Bradley, Inc.*	3,345	41,077
Wolverine World Wide, Inc.	14,114	519,536

		2,899,623

Thrifts & Mortgage Finance 2.4%
Axos Financial, Inc.*	9,048	296,051
Bank7 Corp.*	499	8,643
Bridgewater Bancshares, Inc.*	3,324	35,534
Capitol Federal Financial, Inc.	20,479	282,610
Columbia Financial, Inc.*	7,774	123,296
Dime Community Bancshares, Inc.	5,020	101,153
Entegra Financial Corp.*	993	29,293
ESSA Bancorp, Inc.	1,299	19,888
Essent Group Ltd.*	15,107	716,827
Federal Agricultural Mortgage Corp., Class C	1,423	108,831
First Defiance Financial Corp.	3,084	91,009
Flagstar Bancorp, Inc.	4,736	169,312
FS Bancorp, Inc.	647	33,443
Greene County Bancorp, Inc.	538	16,635
Hingham Institution for Savings	195	36,077
Home Bancorp, Inc.	1,273	46,643
HomeStreet, Inc.*	3,923	110,393
Impac Mortgage Holdings, Inc.*	1,727	5,941
Kearny Financial Corp.	13,947	195,258
LendingTree, Inc.* (a)	1,239	476,792
Luther Burbank Corp.	3,127	32,927
Merchants Bancorp	2,581	62,409
Meridian Bancorp, Inc.	7,456	128,392
Meta Financial Group, Inc.	4,293	110,588
MGIC Investment Corp.*	55,357	810,426
Mr. Cooper Group, Inc.*	11,789	101,385
NMI Holdings, Inc., Class A*	9,923	278,638
Northfield Bancorp, Inc.	6,948	104,220
Northwest Bancshares, Inc.	14,750	257,093
OceanFirst Financial Corp.	7,606	191,519
Oconee Federal Financial Corp.	311	8,154
Ocwen Financial Corp.*	18,434	31,153
OP Bancorp	1,643	15,477
Oritani Financial Corp.	6,037	104,742
PCSB Financial Corp.	2,597	49,473
PDL Community Bancorp*	1,199	17,350
PennyMac Financial Services, Inc.	3,012	67,168
Provident Bancorp, Inc.*	656	16,072
Provident Financial Services, Inc.	9,670	256,448
Prudential Bancorp, Inc.	1,525	26,627
Radian Group, Inc.	34,024	796,842
Riverview Bancorp, Inc.	3,073	22,802
SI Financial Group, Inc.	1,964	28,124
Southern Missouri Bancorp, Inc.	1,166	39,119
Sterling Bancorp, Inc.	3,318	32,483
Territorial Bancorp, Inc.	1,115	32,279
Timberland Bancorp, Inc.	1,111	34,663
TrustCo Bank Corp.	14,728	117,824
United Community Financial Corp.	7,986	73,551
United Financial Bancorp, Inc.	7,844	103,462
Walker & Dunlop, Inc.	4,352	239,142
Washington Federal, Inc.	12,775	423,364

117

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Waterstone Financial, Inc.	4,064	$67,300
Western New England Bancorp, Inc.	4,025	38,882
WSFS Financial Corp.	7,961	343,756

		7,967,483

Tobacco 0.1%
22nd Century Group, Inc.* (a)	19,225	42,103
Pyxus International, Inc.*	1,216	27,761
Turning Point Brands, Inc.	1,172	50,126
Universal Corp.	3,886	209,300
Vector Group Ltd.	16,316	155,492

		484,782

Trading Companies & Distributors 1.3%
Aircastle Ltd.	8,565	170,615
Applied Industrial Technologies, Inc.	6,019	360,779
Beacon Roofing Supply, Inc.*	10,647	400,966
BlueLinx Holdings, Inc.*	1,507	38,760
BMC Stock Holdings, Inc.*	10,671	219,609
CAI International, Inc.*	2,828	70,219
DXP Enterprises, Inc.*	2,438	104,566
EVI Industries, Inc. (a)	620	22,630
Foundation Building Materials, Inc.*	2,129	28,933
GATX Corp.	5,919	456,533
General Finance Corp.*	1,954	18,172
GMS, Inc.*	4,971	87,589
H&E Equipment Services, Inc.	5,101	155,122
Herc Holdings, Inc.*	3,830	184,453
Kaman Corp.	4,341	268,751
Lawson Products, Inc.*	1,086	35,664
MRC Global, Inc.*	13,367	231,650
NOW, Inc.*	17,106	250,090
Rush Enterprises, Inc., Class A	4,705	199,539
Rush Enterprises, Inc., Class B	801	33,642
SiteOne Landscape Supply, Inc.*	6,424	432,335
Systemax, Inc.	1,836	41,696
Textainer Group Holdings Ltd.*	4,351	41,726
Titan Machinery, Inc.*	2,987	51,377
Triton International Ltd.	8,173	269,300
Veritiv Corp.*	1,798	50,146
Willis Lease Finance Corp.*	495	24,611

		4,249,473

Water Utilities 0.5%
American States Water Co.	5,768	410,508
AquaVenture Holdings Ltd.*	1,668	32,443
Artesian Resources Corp., Class A	1,197	43,427
Cadiz, Inc.* (a)	3,917	40,110
California Water Service Group	7,553	380,596
Connecticut Water Service, Inc.	1,845	126,512
Consolidated Water Co. Ltd.	2,140	27,092
Global Water Resources, Inc.	1,952	19,032
Middlesex Water Co.	2,441	141,553
Pure Cycle Corp.*	2,316	23,276
SJW Group	3,700	229,622
York Water Co. (The)	2,028	69,013

		1,543,184

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services 0.2%
Boingo Wireless, Inc.*	6,489	$147,560
Gogo, Inc.* (a)	8,401	44,189
NII Holdings, Inc.*	13,869	27,183
Shenandoah Telecommunications Co.	7,355	303,982
Spok Holdings, Inc.	2,868	39,722

		562,636

Total Common Stocks (cost $305,723,506)		326,392,408

Rights 0.0%†

	Number of Rights

Food Products 0.0%†
Schuman, Inc., CVR*¥	5,162	2,235

Pharmaceuticals 0.0%†
Corium International, Inc., CVR*¥	5,244	0

Total Rights (cost $—)		2,235

Short-Term Investment 0.3%

	Shares

Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	940,227	940,227

Total Short-Term Investment (cost $940,227)		940,227

Repurchase Agreements 4.7%

	Principal Amount

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $13,740,592, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $14,024,296. (c)(d)	$13,739,561	13,739,561

118

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $2,016,333, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $2,056,508. (c)(d)	$2,016,185	$2,016,185

Total Repurchase Agreements (cost $15,755,746)		15,755,746

Total Investments (cost $322,419,479) — 102.3%		343,090,616

Liabilities in excess of other assets — (2.3)%		(7,869,773)

NET ASSETS — 100.0%		$335,220,843

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at
April 30, 2019 was $16,144,462, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $940,227 and $15,755,746, respectively, a total value of $16,695,973.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $16,695,973.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

CVR	Contingent Value Rights

Reg.S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of April 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	112	6/2019	USD	8,927,520	146,691

					146,691

At April 30, 2019, the Fund had $400,600 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

119

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund
Assets:
Investment securities, at value* (cost $306,663,733)	$327,334,870
Repurchase agreements, at value (cost $15,755,746)	15,755,746
Cash	8,545,720
Deposits with broker for futures contracts	400,600
Interest and dividends receivable	96,453
Security lending income receivable	24,014
Receivable for capital shares issued	179,031
Reimbursement from investment adviser (Note 3)	12,270
Prepaid expenses	48,415

Total Assets	352,397,119

Liabilities:
Payable for capital shares redeemed	41,305
Payable for variation margin on futures contracts	44,804
Payable upon return of securities loaned (Note 2)	16,695,973
Accrued expenses and other payables:
Investment advisory fees	46,398
Fund administration fees	27,725
Distribution fees	57,724
Administrative servicing fees	57,482
Accounting and transfer agent fees	8,760
Trustee fees	707
Custodian fees	4,611
Compliance program costs (Note 3)	427
Professional fees	19,149
Printing fees	17,780
Other	153,431

Total Liabilities	17,176,276

Net Assets	$335,220,843

Represented by:
Capital	$274,520,985
Total distributable earnings (loss)	60,699,858

Net Assets	$335,220,843

Net Assets:
Class A Shares	$228,277,314
Class C Shares	6,730,556
Class R Shares	14,382,998
Class R6 Shares	75,077,944
Institutional Service Class Shares	10,752,031

Total	$335,220,843

120

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	22,994,995
Class C Shares	735,599
Class R Shares	1,474,986
Class R6 Shares	7,344,122
Institutional Service Class Shares	1,053,304

Total	33,603,006

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.93
Class C Shares (b)	$9.15
Class R Shares	$9.75
Class R6 Shares	$10.22
Institutional Service Class Shares	$10.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $16,144,462 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

121

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$2,701,283
Income from non-cash dividends	170,907
Income from securities lending (Note 2)	131,571
Interest income	124,755
Foreign tax withholding	(797)

Total Income	3,127,719

EXPENSES:
Investment advisory fees	336,447
Fund administration fees	81,954
Distribution fees Class A	268,541
Distribution fees Class C	32,928
Distribution fees Class R	32,101
Administrative servicing fees Class A	182,607
Administrative servicing fees Class C	3,024
Administrative servicing fees Class R	14,021
Administrative servicing fees Institutional Service Class	10,453
Registration and filing fees	31,058
Professional fees	23,124
Printing fees	10,415
Trustee fees	6,166
Custodian fees	8,242
Accounting and transfer agent fees	16,435
Compliance program costs (Note 3)	831
Index licensing fee	49,589
Other	24,855

Total expenses before fees waived and expenses reimbursed	1,132,791

Investment advisory fees waived (Note 3)	(35,412)
Expenses reimbursed by adviser (Note 3)	(56,365)

Net Expenses	1,041,014

NET INVESTMENT INCOME	2,086,705

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,804,764
Redemptions in-kind by affiliated issuers (Note 3)	40,924,451
Expiration or closing of futures contracts (Note 2)	(1,179,002)

Net realized gains	42,550,213

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(24,219,904)
Futures contracts (Note 2)	2,159,178

Net change in unrealized appreciation/depreciation	(22,060,726)

Net realized/unrealized gains	20,489,487

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,576,192

The accompanying notes are an integral part of these financial statements.

122

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
Operations:
Net investment income	$2,086,705		$4,819,343
Net realized gains	42,550,213		105,525,541
Net change in unrealized appreciation/depreciation	(22,060,726)		(105,376,081)

Change in net assets resulting from operations	22,576,192		4,968,803

Distributions to Shareholders From:
Distributable earnings:
Class A	(61,484,761)		(28,976,981)
Class C	(2,081,762)		(1,568,834)
Class R	(3,600,909)		(1,236,594)
Class R6	(30,668,214)		(62,596,996)
Institutional Service Class	(2,039,241)		(61,847)

Change in net assets from shareholder distributions	(99,874,887)		(94,441,252)

Change in net assets from capital transactions	(19,759,770)		(62,662,594)

Change in net assets	(97,058,465)		(152,135,043)

Net Assets:
Beginning of period	432,279,308		584,414,351

End of period	$335,220,843		$432,279,308

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,924,766		$113,964,245
Dividends reinvested	60,008,909		28,090,123
Cost of shares redeemed	(25,447,472)		(50,620,595)

Total Class A Shares	59,486,203		91,433,773

Class C Shares
Proceeds from shares issued	674,828		1,732,131
Dividends reinvested	2,031,519		1,547,034
Cost of shares redeemed	(1,425,368)		(4,398,357)

Total Class C Shares	1,280,979		(1,119,192)

Class R Shares
Proceeds from shares issued	5,076,833		9,339,722
Dividends reinvested	3,182,745		948,690
Cost of shares redeemed	(2,627,716)		(4,759,089)

Total Class R Shares	5,631,862		5,529,323

Class R6 Shares
Proceeds from shares issued	11,823,409		15,968,620
Dividends reinvested	30,668,214		62,596,744
Cost of shares redeemed	(133,887,130	)(a)	(244,428,631)

Total Class R6 Shares	(91,395,507)		(165,863,267)

123

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$4,567,288		$10,883,942
Dividends reinvested	2,020,506		61,847
Cost of shares redeemed	(1,351,101)		(3,589,020)

Total Institutional Service Class Shares	5,236,693		7,356,769

Change in net assets from capital transactions	$(19,759,770)		$(62,662,594)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,362,820		7,494,313
Reinvested	7,002,206		2,021,974
Redeemed	(2,377,315)		(3,451,641)

Total Class A Shares	6,987,711		6,064,646

Class C Shares
Issued	77,855		123,841
Reinvested	256,505		117,467
Redeemed	(162,059)		(319,809)

Total Class C Shares	172,301		(78,501)

Class R Shares
Issued	497,384		645,430
Reinvested	377,550		69,089
Redeemed	(263,077)		(328,234)

Total Class R Shares	611,857		386,285

Class R6 Shares
Issued	1,175,202		1,067,142
Reinvested	3,476,321		4,417,950
Redeemed	(10,932,619	)(a)	(17,377,269)

Total Class R6 Shares	(6,281,096)		(11,892,177)

Institutional Service Class Shares
Issued	460,813		714,989
Reinvested	229,291		4,294
Redeemed	(144,544)		(231,101)

Total Institutional Service Class Shares	545,560		488,182

Total change in shares	2,036,333		(5,031,565)

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

124

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.58	0.05	0.13	0.18	(0.07)	(3.76)	(3.83)	$9.93	5.81%		$228,277,314	0.70%	1.06%	0.75%	4.84%	(g)
Year Ended October 31, 2018	$15.79	0.11	0.14	0.25	(0.12)	(2.34)	(2.46)	$13.58	1.30%		$217,456,536	0.70%	0.72%	0.72%	26.86%
Year Ended October 31, 2017	$13.30	0.11	3.39	3.50	(0.13)	(0.88)	(1.01)	$15.79	27.12%		$157,040,938	0.66%	0.75%	0.69%	14.65%
Year Ended October 31, 2016	$14.42	0.14	0.31	0.45	(0.12)	(1.45)	(1.57)	$13.30	3.72%		$126,320,711	0.67%	1.06%	0.68%	15.86%
Year Ended October 31, 2015	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$12.86	0.02	0.08	0.10	(0.05)	(3.76)	(3.81)	$9.15	5.36%		$6,730,556	1.37%	0.40%	1.43%	4.84%	(g)
Year Ended October 31, 2018	$15.10	0.01	0.15	0.16	(0.06)	(2.34)	(2.40)	$12.86	0.68%		$7,241,746	1.38%	0.06%	1.41%	26.86%
Year Ended October 31, 2017	$12.80	0.01	3.25	3.26	(0.08)	(0.88)	(0.96)	$15.10	26.23%		$9,693,505	1.36%	0.04%	1.39%	14.65%
Year Ended October 31, 2016	$13.96	0.04	0.30	0.34	(0.05)	(1.45)	(1.50)	$12.80	3.01%		$4,750,997	1.37%	0.35%	1.38%	15.86%
Year Ended October 31, 2015	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%

Class R Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$13.42	0.04	0.12	0.16	(0.07)	(3.76)	(3.83)	$9.75	5.60%		$14,382,998	1.00%	0.76%	1.05%	4.84%	(g)
Year Ended October 31, 2018	$15.64	0.06	0.15	0.21	(0.09)	(2.34)	(2.43)	$13.42	0.99%		$11,586,526	1.00%	0.42%	1.03%	26.86%
Year Ended October 31, 2017	$13.19	0.08	3.37	3.45	(0.12)	(0.88)	(1.00)	$15.64	26.93%		$7,458,631	0.86%	0.52%	0.89%	14.65%
Year Ended October 31, 2016	$14.32	0.12	0.30	0.42	(0.10)	(1.45)	(1.55)	$13.19	3.54%		$1,661,800	0.82%	0.91%	0.83%	15.86%
Year Ended October 31, 2015	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%

Class R6 Shares (i)
Six Months Ended April 30, 2019 (Unaudited)	$13.87	0.08	0.13	0.21	(0.10)	(3.76)	(3.86)	$10.22	5.92%		$75,077,944	0.28%	1.51%	0.33%	4.84%	(g)
Year Ended October 31, 2018	$16.06	0.18	0.15	0.33	(0.18)	(2.34)	(2.52)	$13.87	1.79%		$188,960,819	0.28%	1.19%	0.30%	26.86%
Year Ended October 31, 2017	$13.51	0.18	3.44	3.62	(0.19)	(0.88)	(1.07)	$16.06	27.63%		$409,907,127	0.26%	1.18%	0.29%	14.65%
Year Ended October 31, 2016	$14.62	0.19	0.32	0.51	(0.17)	(1.45)	(1.62)	$13.51	4.15%		$499,192,342	0.27%	1.46%	0.28%	15.86%
Year Ended October 31, 2015	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$13.85	0.06	0.14	0.20	(0.08)	(3.76)	(3.84)	$10.21	5.87%		$10,752,031	0.53%	1.22%	0.59%	4.84%	(g)
Year Ended October 31, 2018	$16.06	0.13	0.16	0.29	(0.16)	(2.34)	(2.50)	$13.85	1.49%		$7,033,681	0.50%	0.86%	0.53%	26.86%
Period Ended October 31, 2017 (j)	$15.36	0.14	1.61	1.75	(0.17)	(0.88)	(1.05)	$16.06	12.15%		$314,150	0.45%	1.00%	0.49%	14.65%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

125

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation1

Common Stocks	99.0%
Repurchase Agreements	1.9%
Exchange Traded Fund	0.5%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries2

Software	18.9%
Semiconductors & Semiconductor Equipment	17.7%
Aerospace & Defense	10.9%
IT Services	10.7%
Communications Equipment	6.2%
Life Sciences Tools & Services	6.1%
Biotechnology	4.6%
Technology Hardware, Storage & Peripherals	3.9%
Health Care Equipment & Supplies	3.0%
Interactive Media & Services	2.3%
Other Industries#	15.7%
100.0%

Top Holdings2

Boeing Co. (The)	3.4%
Lockheed Martin Corp.	3.0%
Broadcom, Inc.	2.9%
Illumina, Inc.	2.8%
Adobe, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.5%
Mastercard, Inc., Class A	2.3%
Intuit, Inc.	2.3%
Biogen, Inc.	2.1%
ASML Holding NV (Registered), NYRS	1.9%
Other Holdings#	74.2%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of April 30, 2019.

[2]	Percentages indicated are based upon total investments as of April 30, 2019.

126

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2018) and continued to hold your shares at the end of the reporting period (April 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2018 through April 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2018 through April 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund April 30, 2019			Beginning Account Value ($) 11/1/18	Ending Account Value ($) 4/30/19	Expenses Paid During Period ($) 11/1/18 - 4/30/19	Expense Ratio During Period (%) 11/1/18 - 4/30/19
Class A Shares	Actual	(a)	1,000.00	1,150.30	3.84	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.61	0.72
Class C Shares	Actual	(a)	1,000.00	1,146.10	7.72	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.60	7.25	1.45
Class R6 Shares	Actual	(a)	1,000.00	1,152.40	1.97	0.37
	Hypothetical	(a)(b)	1,000.00	1,022.96	1.86	0.37
Institutional Service Class Shares	Actual	(a)	1,000.00	1,151.70	2.56	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.41	2.41	0.48

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2018 through April 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

127

Statement of Investments

April 30, 2019 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 99.0%

	Shares	Value

Aerospace & Defense 11.1%
Boeing Co. (The)	64,196	$24,246,187
Harris Corp.	64,196	10,817,026
Lockheed Martin Corp.	64,196	21,398,453
Raytheon Co.	64,196	11,400,568
United Technologies Corp.	64,196	9,154,991

		77,017,225

Biotechnology 4.7%
Amgen, Inc.	64,196	11,511,627
Biogen, Inc.*	64,196	14,716,291
Gilead Sciences, Inc.	64,196	4,175,308
Myriad Genetics, Inc.*	64,196	2,020,890

		32,424,116

Chemicals 0.4%
DowDuPont, Inc.	64,196	2,468,336

Communications Equipment 6.3%
Ciena Corp.*	64,196	2,462,559
Cisco Systems, Inc.	64,196	3,591,766
F5 Networks, Inc.*	64,196	10,072,352
InterDigital, Inc.	64,196	4,197,777
Juniper Networks, Inc.	64,196	1,782,723
Motorola Solutions, Inc.	64,196	9,302,642
Nokia OYJ, ADR-FI (a)	64,196	338,955
Ubiquiti Networks, Inc. (a)	64,196	10,942,208
Viavi Solutions, Inc.*	64,196	853,807

		43,544,789

Diversified Telecommunication Services 0.3%
AT&T, Inc.	64,196	1,987,508

Electronic Equipment, Instruments & Components 1.8%
Amphenol Corp., Class A	64,196	6,391,354
Corning, Inc.	64,196	2,044,642
FLIR Systems, Inc.	64,196	3,398,536
LG Display Co. Ltd., ADR-KR (a)	64,196	536,037

		12,370,569

Energy Equipment & Services 0.9%
Halliburton Co.	64,196	1,818,673
National Oilwell Varco, Inc.	64,196	1,678,083
Schlumberger Ltd.	64,196	2,739,885

		6,236,641

Entertainment 0.4%
Activision Blizzard, Inc.	64,196	3,094,889

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	64,196	4,898,155
Boston Scientific Corp.*	64,196	2,382,955
Danaher Corp.	64,196	8,502,118
Medtronic plc	64,196	5,701,247

		21,484,475

Health Care Technology 2.1%
Medidata Solutions, Inc.*	64,196	5,799,467
Veeva Systems, Inc., Class A*	64,196	8,979,094

		14,778,561

Common Stocks (continued)

	Shares	Value

Household Durables 1.7%
Garmin Ltd.	64,196	$5,504,165
iRobot Corp.* (a)	64,196	6,646,854

		12,151,019

Industrial Conglomerates 1.6%
Honeywell International, Inc.	64,196	11,146,352

Interactive Media & Services 2.4%
Facebook, Inc., Class A*	64,196	12,415,507
SINA Corp.*	64,196	4,040,496

		16,456,003

Internet & Direct Marketing Retail 2.1%
Alibaba Group Holding Ltd., ADR-CN*	64,196	11,912,852
eBay, Inc.	64,196	2,487,595

		14,400,447

IT Services 10.9%
Akamai Technologies, Inc.*	64,196	5,139,532
Amdocs Ltd.	64,196	3,535,916
Automatic Data Processing, Inc.	64,196	10,553,180
DXC Technology Co.	64,196	4,220,245
International Business Machines Corp.	64,196	9,004,773
LiveRamp Holdings, Inc.*	64,196	3,744,553
Mastercard, Inc., Class A	64,196	16,321,191
VeriSign, Inc.*	64,196	12,675,500
Visa, Inc., Class A	64,196	10,555,748

		75,750,638

Life Sciences Tools & Services 6.2%
Agilent Technologies, Inc.	64,196	5,039,386
Illumina, Inc.*	64,196	20,029,152
Thermo Fisher Scientific, Inc.	64,196	17,811,180

		42,879,718

Pharmaceuticals 1.7%
AstraZeneca plc, ADR-UK	64,196	2,417,621
Bausch Health Cos., Inc.*	64,196	1,482,286
Bristol-Myers Squibb Co.	64,196	2,980,620
Novartis AG, ADR-CH	64,196	5,278,837

		12,159,364

Semiconductors & Semiconductor Equipment 17.9%
Analog Devices, Inc.	64,196	7,462,143
Applied Materials, Inc.	64,196	2,829,118
ASML Holding NV (Registered), NYRS-NL	64,196	13,405,409
Broadcom, Inc.	64,196	20,440,006
Cypress Semiconductor Corp.	64,196	1,102,887
Intel Corp.	64,196	3,276,564
KLA-Tencor Corp.	64,196	8,183,706
Lam Research Corp.	64,196	13,316,176
Microchip Technology, Inc. (a)	64,196	6,412,538
Micron Technology, Inc.*	64,196	2,700,084
NVIDIA Corp.	64,196	11,619,476
NXP Semiconductors NV	64,196	6,780,382
ON Semiconductor Corp.*	64,196	1,480,360
QUALCOMM, Inc.	64,196	5,529,201
Teradyne, Inc.	64,196	3,145,604
Texas Instruments, Inc.	64,196	7,564,215

128

Statement of Investments (Continued)

April 30, 2019 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	64,196	$7,712,507
Xperi Corp.	64,196	1,595,271

		124,555,647

Software 19.2%
Adobe, Inc.*	64,196	18,568,693
Check Point Software Technologies Ltd.*	64,196	7,752,309
Citrix Systems, Inc.	64,196	6,481,228
Intuit, Inc.	64,196	16,117,048
j2 Global, Inc.	64,196	5,624,853
Microsoft Corp.	64,196	8,383,998
Open Text Corp.	64,196	2,468,336
Oracle Corp.	64,196	3,551,965
Progress Software Corp.	64,196	2,927,979
PTC, Inc.*	64,196	5,807,812
Red Hat, Inc.*	64,196	11,717,696
salesforce.com, Inc.*	64,196	10,614,809
SAP SE, ADR-DE	64,196	8,272,297
Symantec Corp.	64,196	1,554,185
Synopsys, Inc.*	64,196	7,772,852
Teradata Corp.*	64,196	2,918,992
VMware, Inc., Class A	64,196	13,104,329

		133,639,381

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	64,196	12,882,211
HP, Inc.	64,196	1,280,710
NetApp, Inc.	64,196	4,676,679
Seagate Technology plc	64,196	3,101,951
Western Digital Corp.	64,196	3,281,699
Xerox Corp.	64,196	2,141,579

		27,364,829

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	64,196	2,046,569

Total Common Stocks (cost $327,787,580)		687,957,076

Exchange Traded Fund 0.5%
Exchange Traded Fund 0.5%
Invesco QQQ Trust	18,114	3,433,328

Total Exchange Traded Fund (cost $2,597,626)		3,433,328

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.35% (b)(c)	802,939	802,939

Total Short-Term Investment (cost $802,939)		802,939

Repurchase Agreements 1.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $11,734,249, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $11,976,529. (c)(d)	$11,733,369	$11,733,369
Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $1,721,917, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $1,756,226. (c)(d)	1,721,790	1,721,790

Total Repurchase Agreements (cost $13,455,159)		13,455,159

Total Investments (cost $344,643,304) — 101.5%		705,648,502

Liabilities in excess of other assets — (1.5)%		(10,732,812)

NET ASSETS — 100.0%		$694,915,690

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $14,095,060, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $802,939 and $13,455,159, respectively, and by $10,117 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from 6/13/2019 – 2/15/2045; a total value of $14,268,215.

(b)	Represents 7-day effective yield as of April 30, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2019 was $14,258,098.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DE	Germany

FI	Finland

KR	South Korea

NL	Netherlands

NYRS	New York Registry Shares

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

129

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investment securities, at value* (cost $331,188,145)	$692,193,343
Repurchase agreements, at value (cost $13,455,159)	13,455,159
Cash	4,336,459
Interest and dividends receivable	297,744
Security lending income receivable	2,683
Receivable for capital shares issued	1,286,178
Prepaid expenses	43,908

Total Assets	711,615,474

Liabilities:
Payable for investments purchased	50,859
Payable for capital shares redeemed	1,865,752
Payable upon return of securities loaned (Note 2)	14,258,098
Accrued expenses and other payables:
Investment advisory fees	149,967
Fund administration fees	33,564
Distribution fees	128,728
Administrative servicing fees	130,003
Accounting and transfer agent fees	22,901
Trustee fees	1,309
Custodian fees	5,218
Compliance program costs (Note 3)	583
Professional fees	15,658
Printing fees	35,293
Other	1,851

Total Liabilities	16,699,784

Net Assets	$694,915,690

Represented by:
Capital	$342,601,898
Total distributable earnings (loss)	352,313,792

Net Assets	$694,915,690

Net Assets:
Class A Shares	$351,125,608
Class C Shares	71,722,090
Class R6 Shares	19,229,745
Institutional Service Class Shares	252,838,247

Total	$694,915,690

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,830,390
Class C Shares	883,895
Class R6 Shares	207,626
Institutional Service Class Shares	2,729,414

Total	7,651,325

130

Statement of Assets and Liabilities (Continued)

April 30, 2019 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$91.67
Class C Shares (b)	$81.14
Class R6 Shares	$92.62
Institutional Service Class Shares	$92.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$97.26

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $14,095,060 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

131

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$5,189,928
Income from securities lending (Note 2)	72,937
Interest income	45,230
Foreign tax withholding	(9,284)

Total Income	5,298,811

EXPENSES:
Investment advisory fees	834,024
Fund administration fees	109,283
Distribution fees Class A	391,070
Distribution fees Class C	313,148
Administrative servicing fees Class A	152,767
Administrative servicing fees Class C	25,740
Administrative servicing fees Institutional Service Class	107,257
Registration and filing fees	35,536
Professional fees	24,143
Printing fees	33,849
Trustee fees	9,826
Custodian fees	13,172
Accounting and transfer agent fees	51,477
Compliance program costs (Note 3)	1,420
Other	6,698

Total Expenses	2,109,410

NET INVESTMENT INCOME	3,189,401

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(3,729,998)
Net change in unrealized appreciation/depreciation in the value of investment securities	86,987,380

Net realized/unrealized gains	83,257,382

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$86,446,783

The accompanying notes are an integral part of these financial statements.

132

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,189,401	$2,997,061
Net realized gains (losses)	(3,729,998)	11,900,147
Net change in unrealized appreciation/depreciation	86,987,380	19,894,398

Change in net assets resulting from operations	86,446,783	34,791,606

Distributions to Shareholders From:
Distributable earnings:
Class A	(7,386,529)	(11,364,650)
Class C	(1,517,372)	(1,824,299)
Class R6	(401,410)	(399,659)
Institutional Service Class	(4,850,093)	(4,838,156)

Change in net assets from shareholder distributions	(14,155,404)	(18,426,764)

Change in net assets from capital transactions	54,217,866	85,618,621

Change in net assets	126,509,245	101,983,463

Net Assets:
Beginning of period	568,406,445	466,422,982

End of period	$694,915,690	$568,406,445

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$45,335,409	$80,317,933
Dividends reinvested	7,161,426	10,983,492
Cost of shares redeemed	(43,811,427)	(96,415,146)

Total Class A Shares	8,685,408	(5,113,721)

Class C Shares
Proceeds from shares issued	10,035,526	18,616,913
Dividends reinvested	1,454,163	1,726,713
Cost of shares redeemed	(6,979,893)	(7,529,673)

Total Class C Shares	4,509,796	12,813,953

Class R6 Shares
Proceeds from shares issued	3,460,018	9,641,528
Dividends reinvested	394,848	398,609
Cost of shares redeemed	(2,046,278)	(2,872,085)

Total Class R6 Shares	1,808,588	7,168,052

Institutional Service Class Shares
Proceeds from shares issued	74,464,876	115,194,247
Dividends reinvested	4,666,041	4,340,755
Cost of shares redeemed	(39,916,843)	(48,784,665)

Total Institutional Service Class Shares	39,214,074	70,750,337

Change in net assets from capital transactions	$54,217,866	$85,618,621

133

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	542,304	962,622
Reinvested	93,142	140,561
Redeemed	(536,341)	(1,168,572)

Total Class A Shares	99,105	(65,389)

Class C Shares
Issued	135,028	250,417
Reinvested	21,470	24,956
Redeemed	(97,134)	(101,317)

Total Class C Shares	59,364	174,056

Class R6 Shares
Issued	41,195	115,463
Reinvested	5,051	5,001
Redeemed	(24,424)	(34,061)

Total Class R6 Shares	21,822	86,403

Institutional Service Class Shares
Issued	881,033	1,359,361
Reinvested	59,756	54,652
Redeemed	(491,506)	(584,966)

Total Institutional Service Class Shares	449,283	829,047

Total change in shares	629,574	1,024,117

The accompanying notes are an integral part of these financial statements.

134

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Six Months Ended April 30, 2019 (Unaudited)	$81.72	0.44	11.47	11.91	(0.22)	(1.74)	(1.96)	$91.67	15.03%	$351,125,608	0.72%	1.06%		0.72%	9.96%
Year Ended October 31, 2018	$78.46	0.48	5.83	6.31	(0.40)	(2.65)	(3.05)	$81.72	8.22%	$304,904,760	0.74%	0.57%		0.74%	17.24%
Year Ended October 31, 2017	$58.73	0.42	19.83	20.25	(0.52)	–	(0.52)	$78.46	34.68%	$297,898,226	0.79%	0.62%		0.79%	24.29%
Year Ended October 31, 2016	$55.34	0.55	3.22	3.77	(0.38)	–	(0.38)	$58.73	6.87%	$228,935,777	0.84%	0.99%		0.84%	28.15%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	–	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (g)	$52.46	0.05	2.01	2.06	–	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014	$43.15	0.21	9.24	9.45	(0.14)	–	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%

Class C Shares
Six Months Ended April 30, 2019 (Unaudited)	$72.68	0.12	10.15	10.27	(0.07)	(1.74)	(1.81)	$81.14	14.61%	$71,722,090	1.45%	0.31%		1.45%	9.96%
Year Ended October 31, 2018	$70.31	(0.12)	5.21	5.09	(0.07)	(2.65)	(2.72)	$72.68	7.44%	$59,925,093	1.46%	(0.16%	)	1.46%	17.24%
Year Ended October 31, 2017	$52.82	(0.07)	17.80	17.73	(0.24)	–	(0.24)	$70.31	33.70%	$45,734,066	1.52%	(0.12%	)	1.52%	24.29%
Year Ended October 31, 2016	$49.98	0.12	2.91	3.03	(0.19)	–	(0.19)	$52.82	6.09%	$31,639,383	1.58%	0.24%		1.58%	28.15%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	–	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (g)	$47.70	(0.04)	1.83	1.79	–	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014	$39.38	–	8.32	8.32	–	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%

Class R6 Shares (h)
Six Months Ended April 30, 2019 (Unaudited)	$82.54	0.58	11.60	12.18	(0.36)	(1.74)	(2.10)	$92.62	15.24%	$19,229,745	0.37%	1.38%		0.37%	9.96%
Year Ended October 31, 2018	$79.18	0.77	5.88	6.65	(0.64)	(2.65)	(3.29)	$82.54	8.59%	$15,335,774	0.39%	0.90%		0.39%	17.24%
Year Ended October 31, 2017	$59.25	0.65	20.03	20.68	(0.75)	–	(0.75)	$79.18	35.17%	$7,870,252	0.43%	0.93%		0.43%	24.29%
Year Ended October 31, 2016	$55.83	0.71	3.30	4.01	(0.59)	–	(0.59)	$59.25	7.26%	$2,909,859	0.47%	1.28%		0.47%	28.15%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	–	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (g)	$52.88	0.10	2.03	2.13	(0.03)	–	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (i)	$45.87	0.01	7.39	7.40	(0.39)	–	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Institutional Service Class Shares
Six Months Ended April 30, 2019 (Unaudited)	$82.56	0.54	11.60	12.14	(0.33)	(1.74)	(2.07)	$92.63	15.17%	$252,838,247	0.48%	1.28%		0.48%	9.96%
Year Ended October 31, 2018	$79.20	0.67	5.89	6.56	(0.55)	(2.65)	(3.20)	$82.56	8.47%	$188,240,818	0.50%	0.79%		0.50%	17.24%
Year Ended October 31, 2017	$59.26	0.57	20.03	20.60	(0.66)	–	(0.66)	$79.20	35.01%	$114,920,438	0.56%	0.82%		0.56%	24.29%
Year Ended October 31, 2016	$55.85	0.68	3.24	3.92	(0.51)	–	(0.51)	$59.26	7.09%	$65,840,861	0.61%	1.23%		0.61%	28.15%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	–	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (g)	$52.91	0.08	2.03	2.11	(0.02)	–	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014	$43.58	0.01	9.63	9.64	(0.31)	–	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from August 1, 2014 through October 31, 2014.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

135

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Service Class, and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

136

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange-traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

137

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At April 30, 2019, 100% of the market value of Bond Index was determined based on Level 2 inputs.

138

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$20,574,808	$—	$20,574,808
Air Freight & Logistics	—	4,824,484	—	4,824,484
Airlines	—	2,095,900	—	2,095,900
Auto Components	—	14,162,807	—	14,162,807
Automobiles	—	44,172,917	—	44,172,917
Banks	—	140,446,634	—	140,446,634
Beverages	1,079,785	31,752,233	—	32,832,018
Biotechnology	376,666	7,849,186	—	8,225,852
Building Products	—	10,725,123	—	10,725,123
Capital Markets	—	32,681,821	—	32,681,821
Chemicals	—	45,521,717	—	45,521,717
Commercial Services & Supplies	—	7,369,059	—	7,369,059
Communications Equipment	—	5,728,323	—	5,728,323
Construction & Engineering	—	12,823,127	—	12,823,127
Construction Materials	—	7,959,008	—	7,959,008
Consumer Finance	—	550,199	—	550,199
Containers & Packaging	—	2,178,933	—	2,178,933
Distributors	—	227,972	—	227,972
Diversified Consumer Services	—	189,297	—	189,297
Diversified Financial Services	—	9,501,113	—	9,501,113
Diversified Telecommunication Services	—	28,851,151	—	28,851,151
Electric Utilities	—	25,787,505	—	25,787,505
Electrical Equipment	—	19,908,309	—	19,908,309
Electronic Equipment, Instruments & Components	—	21,426,856	—	21,426,856
Energy Equipment & Services	—	1,278,693	—	1,278,693
Entertainment	—	9,004,647	—	9,004,647
Equity Real Estate Investment Trusts (REITs)	—	21,469,751	—	21,469,751
Food & Staples Retailing	—	18,795,716	—	18,795,716
Food Products	—	46,316,770	—	46,316,770
Gas Utilities	—	5,706,768	—	5,706,768
Health Care Equipment & Supplies	2,396,035	18,843,935	—	21,239,970
Health Care Providers & Services	—	7,286,604	—	7,286,604
Health Care Technology	—	709,839	—	709,839
Hotels, Restaurants & Leisure	577,451	18,986,462	—	19,563,913
Household Durables	—	16,193,168	—	16,193,168
Household Products	—	11,744,231	—	11,744,231
Independent Power and Renewable Electricity Producers	—	1,225,108	—	1,225,108
Industrial Conglomerates	2,124,258	16,755,020	—	18,879,278
Insurance	—	75,816,480	—	75,816,480
Interactive Media & Services	—	2,209,077	—	2,209,077
Internet & Direct Marketing Retail	—	2,202,193	—	2,202,193
IT Services	556,093	12,947,271	—	13,503,364

139

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Leisure Products	$—	$3,015,046	$—	$3,015,046
Life Sciences Tools & Services	—	3,866,696	—	3,866,696
Machinery	—	35,008,371	—	35,008,371
Marine	—	2,500,138	—	2,500,138
Media	—	9,573,315	—	9,573,315
Metals & Mining	—	40,120,017	—	40,120,017
Multiline Retail	—	6,764,290	—	6,764,290
Multi-Utilities	—	13,666,915	—	13,666,915
Oil, Gas & Consumable Fuels	—	74,900,844	—	74,900,844
Paper & Forest Products	—	3,380,943	—	3,380,943
Personal Products	—	30,647,875	—	30,647,875
Pharmaceuticals	1,429,721	100,115,493	—	101,545,214
Professional Services	—	18,304,487	—	18,304,487
Real Estate Management & Development	726,618	26,554,059	—	27,280,677
Road & Rail	—	17,005,642	—	17,005,642
Semiconductors & Semiconductor Equipment	3,469,617	16,532,157	—	20,001,774
Software	1,465,181	18,417,308	—	19,882,489
Specialty Retail	—	11,205,000	—	11,205,000
Technology Hardware, Storage & Peripherals	—	7,085,169	—	7,085,169
Textiles, Apparel & Luxury Goods	—	32,906,385	—	32,906,385
Tobacco	—	14,737,684	—	14,737,684
Trading Companies & Distributors	599,750	16,951,635	—	17,551,385
Transportation Infrastructure	—	8,265,537	—	8,265,537
Water Utilities	—	1,294,703	—	1,294,703
Wireless Telecommunication Services	—	22,654,167	—	22,654,167
Total Common Stocks	$14,801,175	$1,320,274,091	$—	$1,335,075,266
Futures Contracts	$60,899	$—	$—	$60,899
Preferred Stock	—	15,125	—	15,125
Repurchase Agreements	—	43,267,150	—	43,267,150
Short-Term Investment	2,581,976	—	—	2,581,976
Total Assets	$17,444,050	$1,363,556,366	$—	$1,381,000,416
Liabilities:
Futures Contracts	$(58,628)	$—	$—	$(58,628)
Total Liabilities	$(58,628)	$—	$—	$(58,628)
Total	$17,385,422	$1,363,556,366	$—	$1,380,941,788

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$885,419,551	$—	$—	$885,419,551
Futures Contracts	542,612	—	—	542,612
Repurchase Agreements	—	14,340,646	—	14,340,646
Short-Term Investment	855,781	—	—	855,781
Total	$886,817,944	$14,340,646	$—	$901,158,590

140

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,055,998,956	$—	$—	$1,055,998,956
Futures Contracts	560,474	—	—	560,474
Repurchase Agreements	—	1,468,761	—	1,468,761
Short-Term Investment	87,649	—	—	87,649
Total	$1,056,647,079	$1,468,761	$—	$1,058,115,840

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,590,698	$—	$—	$3,590,698
Air Freight & Logistics	1,021,678	—	—	1,021,678
Airlines	1,615,564	—	—	1,615,564
Auto Components	3,211,949	—	—	3,211,949
Automobiles	174,905	—	—	174,905
Banks	30,055,203	—	—	30,055,203
Beverages	1,058,118	—	—	1,058,118
Biotechnology	20,877,823	—	—	20,877,823
Building Products	4,115,144	—	—	4,115,144
Capital Markets	4,342,568	—	—	4,342,568
Chemicals	6,611,209	—	—	6,611,209
Commercial Services & Supplies	8,405,355	—	—	8,405,355
Communications Equipment	5,692,724	—	—	5,692,724
Construction & Engineering	3,633,304	—	—	3,633,304
Construction Materials	457,536	—	—	457,536
Consumer Finance	2,207,618	—	—	2,207,618
Containers & Packaging	331,821	—	—	331,821
Distributors	324,702	—	—	324,702
Diversified Consumer Services	2,800,609	—	—	2,800,609
Diversified Financial Services	645,387	—	—	645,387
Diversified Telecommunication Services	1,735,691	—	—	1,735,691
Electric Utilities	3,847,190	—	—	3,847,190
Electrical Equipment	2,445,661	—	—	2,445,661
Electronic Equipment, Instruments & Components	8,627,112	—	—	8,627,112
Energy Equipment & Services	4,159,594	—	—	4,159,594
Entertainment	1,608,296	—	—	1,608,296
Equity Real Estate Investment Trusts (REITs)	22,299,092	—	—	22,299,092
Food & Staples Retailing	2,153,837	—	—	2,153,837
Food Products	3,685,780	—	—	3,685,780
Gas Utilities	3,762,092	—	—	3,762,092
Health Care Equipment & Supplies	10,805,720	—	—	10,805,720
Health Care Providers & Services	5,706,766	—	—	5,706,766
Health Care Technology	3,699,253	—	—	3,699,253
Hotels, Restaurants & Leisure	9,447,256	—	—	9,447,256
Household Durables	5,379,992	—	—	5,379,992
Household Products	582,909	—	—	582,909
Independent Power and Renewable Electricity Producers	1,121,538	—	—	1,121,538

141

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Industrial Conglomerates	$221,126	$—	$—	$221,126
Insurance	8,754,591	—	—	8,754,591
Interactive Media & Services	1,550,194	—	—	1,550,194
Internet & Direct Marketing Retail	2,921,126	—	—	2,921,126
IT Services	7,068,668	—	—	7,068,668
Leisure Products	1,165,188	—	—	1,165,188
Life Sciences Tools & Services	1,964,536	—	—	1,964,536
Machinery	12,669,594	—	—	12,669,594
Marine	416,141	—	—	416,141
Media	5,275,308	—	—	5,275,308
Metals & Mining	3,691,158	—	—	3,691,158
Mortgage Real Estate Investment Trusts (REITs)	3,724,967	—	—	3,724,967
Multiline Retail	1,165,305	—	—	1,165,305
Multi-Utilities	1,730,234	—	—	1,730,234
Oil, Gas & Consumable Fuels	7,444,853	—	—	7,444,853
Paper & Forest Products	1,363,928	—	—	1,363,928
Personal Products	1,073,783	—	—	1,073,783
Pharmaceuticals	5,961,367	—	—	5,961,367
Professional Services	5,114,893	—	—	5,114,893
Real Estate Management & Development	2,032,686	—	—	2,032,686
Road & Rail	1,610,719	—	—	1,610,719
Semiconductors & Semiconductor Equipment	9,055,827	—	—	9,055,827
Software	19,566,458	—	—	19,566,458
Specialty Retail	9,852,346	—	—	9,852,346
Technology Hardware, Storage & Peripherals	1,048,537	—	—	1,048,537
Textiles, Apparel & Luxury Goods	2,899,623	—	—	2,899,623
Thrifts & Mortgage Finance	7,967,483	—	—	7,967,483
Tobacco	484,782	—	—	484,782
Trading Companies & Distributors	4,249,473	—	—	4,249,473
Water Utilities	1,543,184	—	—	1,543,184
Wireless Telecommunication Services	562,636	—	—	562,636
Total Common Stocks	$326,392,408	$—	$—	$326,392,408
Futures Contracts	$146,691	$—	$—	$146,691
Repurchase Agreements	—	15,755,746	—	15,755,746
Rights	—	2,235	—	2,235
Short-Term Investment	940,227	—	—	940,227
Total	$327,479,326	$15,757,981	$—	$343,237,307

NYSE Arca Tech 100 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$687,957,076	$—	$—	$687,957,076
Exchange Traded Fund	3,433,328	—	—	3,433,328
Repurchase Agreements	—	13,455,159	—	13,455,159
Short-Term Investment	802,939	—	—	802,939
Total	$692,193,343	$13,455,159	$—	$705,648,502

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

142

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

During the six months ended April 30, 2019, International Index held one common stock investment that was categorized as Level 3 investment which was valued at $0.

During the six months ended April 30, 2019, Small Cap Index held one rights investment that was categorized as Level 3 investment which was valued at $0.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from transactions in investment securities and net change in unrealized appreciation/depreciation in value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their objective(s). International Index is subject to equity price and currency risk in the normal course of pursuing its objective(s). Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is

143

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/(Payable) for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2019

International Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$60,899
Total		$60,899
Liabilities:	Statement of Assets and Liabilities
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(58,628)
Total		$(58,628)

Mid Cap Market Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$542,612
Total		$542,612

S&P 500 Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$560,474
Total		$560,474

144

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Small Cap Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$146,691
Total		$146,691
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2019

International Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$822,451
Total	$822,451

Mid Cap Market Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(3,170,352)
Total	$(3,170,352)

S&P 500 Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(409,225)
Total	$(409,225)

Small Cap Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,179,002)
Total	$(1,179,002)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2019

International Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$496,109
Total	$496,109

145

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Mid Cap Market Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$4,977,858
Total	$4,977,858

S&P 500 Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$2,159,401
Total	$2,159,401

Small Cap Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$2,159,178
Total	$2,159,178

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the six months ended April 30, 2019:

International Index

Futures Contracts:
Average Notional Balance Long	$15,805,118

Mid Cap Market Index

Futures Contracts:
Average Notional Balance Long	$28,333,796

S&P 500 Index

Futures Contracts:
Average Notional Balance Long	$19,695,999

Small Cap Index

Futures Contracts:
Average Notional Balance Long	$11,752,236

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At April 30, 2019, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

146

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

(d)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the six months ended April 30, 2019, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of April 30, 2019, which were comprised of repurchase agreements purchased with cash collateral, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
International Index	$45,849,126
Mid Cap Market Index	15,196,427
S&P 500 Index	1,556,410
Small Cap Index	16,695,973
NYSE Arca Tech 100 Index	14,258,098

147

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At April 30, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At April 30, 2019, Bond Index did not have any portfolio securities on loan.

(f)	Joint Repurchase Agreements

During the six months ended April 30, 2019, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At April 30, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 2.70%, dated 4/30/2019, due 5/1/2019, repurchase price $139,710,478, collateralized by U.S. Treasury Note, 1.63%, maturing 5/15/2026; total market value $142,595,107.

148

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Royal Bank of Canada, 2.65%, dated 4/30/2019, due 5/1/2019, repurchase price $20,501,509, collateralized by U.S. Treasury Note, 2.25%, maturing 4/30/2021; total market value $20,910,000.

At April 30, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Index	BNP Paribas Securities Corp.	$37,730,467	$—	$37,730,467	$(37,730,467)	$—
International Index	Royal Bank of Canada	5,536,683	—	5,536,683	(5,536,683)	—
Total		$43,267,150	$—	$43,267,150	$(43,267,150)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Mid Cap Market Index	BNP Paribas Securities Corp.	$12,505,545	$—	$12,505,545	$(12,505,545)	$—
Mid Cap Market Index	Royal Bank of Canada	1,835,101	—	1,835,101	(1,835,101)	—
Total		$14,340,646	$—	$14,340,646	$(14,340,646)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
S&P 500 Index	BNP Paribas Securities Corp.	$1,280,811	$—	$1,280,811	$(1,280,811)	$—
S&P 500 Index	Royal Bank of Canada	187,950	—	187,950	(187,950)	—
Total		$1,468,761	$—	$1,468,761	$(1,468,761)	$—

149

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Small Cap Index	BNP Paribas Securities Corp.	$13,739,561	$—	$13,739,561	$(13,739,561)	$—
Small Cap Index	Royal Bank of Canada	2,016,185	—	2,016,185	(2,016,185)	—
Total		$15,755,746	$—	$15,755,746	$(15,755,746)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
NYSE Arca Tech 100 Index	BNP Paribas Securities Corp.	$11,733,369	$—	$11,733,369	$(11,733,369)	$—
NYSE Arca Tech 100 Index	Royal Bank of Canada	1,721,790	—	1,721,790	(1,721,790)	—
Total		$13,455,159	$—	$13,455,159	$(13,455,159)	$—

Amounts designated as “—” are zero.

*

At April 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

At April 30, 2019, Bond Index did not invest in any repurchase agreements.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed

150

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

151

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers. Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the six months ended April 30, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.185%
	$1.5 billion up to $3 billion	0.145%
	$3 billion and more	0.135%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	$3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.175%
	$3 billion and more	0.165%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	$3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	$3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	$500 million and more	0.20%

152

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

The Trust and NFA have entered into a written contract waiving 0.02%, 0.01% and 0.02% of investment advisory fees of Bond Index, Mid Cap Market Index, and Small Cap Index, respectively, until February 29, 2020. During the six months ended April 30, 2019, the waiver of such investment advisory fees by NFA for Bond Index, Mid Cap Market Index, and Small Cap Index amounted to $27,914, $46,547 and $35,412, respectively, for which NFA shall not be entitled to later seek recoupment.

For the six months ended April 30, 2019, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond Index	0.18%	N/A	0.18%
International Index	0.25	N/A	0.25
Mid Cap Market Index	0.20	0.19%	0.19
S&P 500 Index	0.12	N/A	0.12
Small Cap Index	0.19	0.17	0.14
NYSE Arca Tech 100 Index	0.28	N/A	0.28
N/A	— Not Applicable.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34
Mid Cap Market Index	All Classes	0.30
S&P 500 Index	All Classes	0.21
Small Cap Index	All Classes	0.28
NYSE Arca Tech 100 Index	All Classes	0.68

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees

153

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2019, the cumulative potential reimbursements for Small Cap Index, listed by the period or year in which NFA waived fees or reimbursed expenses to Small Cap Index are:

Fund	Fiscal Year 2017 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Six Months Ended April 30, 2019 Amount	Total
Small Cap Index	$—	$65,619	$24,556	$56,365	$146,540
Amounts	designated as “—” are zero.

As of April 30, 2019, excluding Small Cap Index, there were no cumulative potential reimbursements which could be reimbursed to NFA.

During the six months ended April 30, 2019, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the six months ended April 30, 2019, NFM earned $1,014,574 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit)

154

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2019, the Funds’ aggregate portion of such costs amounted to $14,458.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	0.50%	N/A
International Index	0.25	1.00	0.50	N/A
Mid Cap Market Index	0.25	1.00	0.50	N/A
S&P 500 Index	0.25	1.00	0.50	0.15%
Small Cap Index	0.25	1.00	0.50	N/A
NYSE Arca Tech 100 Index	0.25	1.00	N/A	N/A
N/A	— Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2019, the Funds imposed front-end sales charges of $449,381. From these fees, NFD retained a portion amounting to $62,159.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100. Class C CDSCs are 1.00% for all Funds. During the six months ended April 30, 2019, the Funds imposed CDSCs of $1,159. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

155

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

For the six months ended April 30, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Bond Index	0.16%	0.10%	—%	0.25%	—%
International Index	0.17	0.07	0.22	0.17	—
Mid Cap Market Index	0.15	0.08	0.22	0.25	—
S&P 500 Index	0.19	0.07	0.08	0.25	0.25
Small Cap Index	0.17	0.09	0.22	0.25	—
NYSE Arca Tech 100 Index	0.10	0.08	—	0.10	—
Amounts	designated as “—” are zero.

N/A	— Not Applicable.

For the six months ended April 30, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond Index	$176,366
International Index	174,125
Mid Cap Market Index	273,703
S&P 500 Index	901,259
Small Cap Index	210,105
NYSE Arca Tech 100 Index	285,764

As of April 30, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	90.93%
International Index	92.33
Mid Cap Market Index	71.85
S&P 500 Index	40.74
Small Cap Index	67.84
NYSE Arca Tech 100 Index	0.72

Cross trades for the six months ended April 30, 2019 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

156

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Pursuant to these procedures, for the six months ended April 30, 2019, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Mid Cap Market Index	$2,280,786	$1,587,809	$659,271
S&P 500 Index	—	1,173,361	(657,520)
Small Cap Index	—	30,947	7,936
Amounts	designated as “—” are zero.

During the period, shares of Mid Cap Market Index, S&P 500 Index, and Small Cap Index held by affiliated entities were redeemed for investments. The net realized gain on investments delivered through these in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is also included in share transactions in the accompanying Statements of Changes in Net Assets. The Funds recognized no gain or loss from the in-kind transactions for federal income tax purposes.

Fund	Class	Dates of Redemptions In-Kind	Net Assets of In-Kind Redemption	Shares	Securities Market Value	Cash	Realized Gain/(Loss)
Mid Cap Market Index Fund	R6	12/7/2018	$390,592,836	22,990,655	$372,944,754	$17,648,082	$118,004,982
S&P 500 Index Fund	R6	11/16/2018	959,368,484	57,788,060	946,715,678	12,652,806	580,414,624
	R6	3/15/2019	888,304,596	60,010,849	866,490,693	21,813,903	417,936,524
Total S&P 500 Index Fund			1,847,673,080	117,798,909	1,813,206,371	34,466,709	998,351,148
Small Cap Index Fund	R6	11/30/2018	79,387,949	5,634,707	75,531,888	3,856,061	27,624,711
	R6	3/1/2019	43,209,264	4,233,422	40,880,100	2,329,164	13,299,740
Total Small Cap Index Fund			122,597,213	9,868,129	116,411,988	6,185,225	40,924,451
4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended April 30, 2019 were as follows:

Security Description	Shares/ Principal at April 30, 2019	Market Value October 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Amortization(a) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value April 30, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	$75,000	80,249	—	(—)	—	2	(751)	79,500	2,528	—
Amounts	designated as “—” are zero or have been rounded to zero.

(a) Amortization	is included in Dividend/Interest Income.

5.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National

157

Notes to Financial Statements (Continued)

April 30, 2019 (Unaudited)

Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the period ended April 30, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended April 30, 2019, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the six months ended April 30, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$422,671,247	$382,100,050
International Index	28,931,084	203,376,729
Mid Cap Market Index	86,043,582	81,593,923	#
S&P 500 Index	39,918,217	158,200,079	#
Small Cap Index	27,416,645	17,328,630	#
NYSE Arca Tech 100 Index	104,596,391	60,291,092
*	Includes purchases and sales of long-term U.S. Government securities, if any.
#	Sales exclude securities delivered in-kind.

For the six months ended April 30, 2019, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$93,050,167	$68,169,377

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April 30, 2019 (Unaudited)

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal

159

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April 30, 2019 (Unaudited)

National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

160

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April 30, 2019 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019, as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Funds.

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April 30, 2019 (Unaudited)

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the six months ended April 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Other

As of April 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	25.54%	2	(a)
International Index	51.20	3
Mid Cap Market Index	27.63	2
S&P 500 Index	49.65	3	(a)
Small Cap Index	46.18	2	(a)
NYSE Arca Tech 100 Index	—	—

Amounts designated as “—” are zero.

(a)	All or a portion of the accounts are the accounts of affiliated funds.

162

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April 30, 2019 (Unaudited)

11.  Federal Tax Information

As of April 30, 2019, the tax cost of securities (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$828,800,469	$13,407,357	$(6,953,324)	$6,454,033
International Index	1,271,893,668	214,041,393	(104,993,273)	109,048,120
Mid Cap Market Index	758,950,089	207,150,569	(64,942,068)	142,208,501
S&P 500 Index	884,756,243	236,318,412	(62,958,815)	173,359,597
Small Cap Index	326,579,739	65,097,652	(48,440,084)	16,657,568
NYSE Arca Tech 100 Index	355,231,850	356,331,886	(5,915,234)	350,416,652

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

163

Supplemental Information

April 30, 2019 (Unaudited)

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if renewed at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested certain information. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2018) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

The Trustees met telephonically with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) on two occasions, in November and in early January, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each telephonic meeting. At the Trustees’ regular quarterly meeting in December 2018, the Trustees met in person

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Supplemental Information (Continued)

April 30, 2019 (Unaudited)

with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

At a meeting of the Trustees in January 2019, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;
●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending June 30, 2018, taking account supplemental information showing performance gross of expenses and performance both including and excluding securities lending revenue, appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

The Trustees considered a variety of different information in respect of the advisory fees and total expense ratios of the Funds. The Trustees considered the Adviser’s statements that that a number of peer funds are offered by sponsors that have economies of scale and/or alternative sources of revenue at the complex or individual fund level that allow them to

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Supplemental Information (Continued)

April 30, 2019 (Unaudited)

charge substantially lower fees than many industry providers. The Trustees considered information provided by Broadridge as to the advisory fees and total expense ratios compared to their Broadridge expense groups and information provided by the Adviser regarding the levels of the Funds’ fees and expenses compared to funds the Adviser considered appropriate peer funds in light of the factors noted above. In response to requests from the Trustees, the Adviser agreed to waive an amount equal to 2bps of the advisory fee rate of Nationwide Bond Index Fund effective March 1, 2019. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ advisory fees appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in January 2019.

166

Management Information

April 30, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	112

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	112

167

Management Information (Continued)

April 30, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	112

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

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April 30, 2019

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	112

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	112

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

169

Management Information (Continued)

April 30, 2019

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

170

Management Information (Continued)

April 30, 2019

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

171

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

172

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

173

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

174

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

175

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

176

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

177

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

178

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

SAR-IDX  (6/19)

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:

		(i) Has at least one audit committee financial expert serving on its audit committee; or

		(ii) Does not have an audit committee financial expert serving on its audit committee.

	(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

		(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

		(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

	(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The additional information required by this item is required only in an annual report on the Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6.	Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

3

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

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Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of June 12, 2019, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(a)(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR § 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	June 19, 2019

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 19, 2019

*	Print the name and title of each signing officer under his or her signature.

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